                               JOHN HANCOCK TRUST
                601 Congress Street, Boston, Massachusetts 02210

John Hancock Trust (the "Trust") is an open-end management investment company, commonly known as a mutual fund. Shares of the Trust are not offered directly to the public but are sold only to insurance companies and their separate accounts as the underlying investment medium for variable contracts and, in the case of Series III and Series IIIA shares, to certain qualified plans and other permitted entities. The Trust provides a range of investment objectives through 101 separate investment portfolios or funds. The names of these funds are as follows:

500 INDEX TRUST
500 INDEX TRUST B
ABSOLUTE RETURN TRUST
ACTIVE BOND TRUST
ALL CAP CORE TRUST
ALL CAP GROWTH TRUST
ALL CAP VALUE TRUST
AMERICAN BLUE CHIP INCOME AND  GROWTH TRUST
AMERICAN BOND TRUST
AMERICAN GROWTH-INCOME TRUST
AMERICAN GROWTH TRUST
AMERICAN INTERNATIONAL TRUST
BLUE CHIP GROWTH
BOND INDEX TRUST A
BOND INDEX TRUST B
CAPITAL APPRECIATION TRUST
CLASSIC VALUE TRUST
CORE BOND TRUST
CORE EQUITY TRUST
DYNAMIC GROWTH TRUST
EMERGING GROWTH TRUST
EMERGING SMALL COMPANY TRUST
EQUITY-INCOME TRUST
FINANCIAL SERVICES TRUST
FUNDAMENTAL VALUE TRUST
GLOBAL TRUST
GLOBAL ALLOCATION TRUST
GLOBAL BOND TRUST
GLOBAL REAL ESTATE TRUST
GROWTH TRUST
GROWTH & INCOME TRUST
(formerly, Growth & Income Trust II)
GROWTH OPPORTUNITIES TRUST
HEALTH SCIENCES TRUST
HIGH YIELD TRUST
HIGH INCOME TRUST
INCOME & VALUE TRUST
INDEX ALLOCATION TRUST
INTERNATIONAL CORE TRUST
(formerly, International Stock Trust)
INTERNATIONAL EQUITY  INDEX TRUST A
INTERNATIONAL EQUITY  INDEX TRUST B
INTERNATIONAL GROWTH TRUST
INTERNATIONAL OPPORTUNITIES TRUST
INTERNATIONAL SMALL CAP TRUST
INTERNATIONAL SMALL COMPANY TRUST
INTERNATIONAL VALUE TRUST
INTRINSIC VALUE TRUST
INVESTMENT QUALITY BOND TRUST
LARGE CAP TRUST
LARGE CAP VALUE TRUST
LIFESTYLE AGGRESSIVE TRUST
(formerly, Lifestyle Aggressive 1000 Trust)
LIFESTYLE GROWTH TRUST
(formerly, Lifestyle Growth 820 Trust)
LIFESTYLE BALANCED TRUST
(formerly, Lifestyle Balanced 640 Trust)
LIFESTYLE MODERATE TRUST
(formerly, Lifestyle Moderate 460 Trust)
LIFESTYLE CONSERVATIVE TRUST
(formerly, Lifestyle Conservative 280 Trust)
MANAGED TRUST
MID CAP CORE TRUST
MID CAP INDEX TRUST
MID CAP STOCK TRUST
MID CAP VALUE TRUST
MID CAP VALUE EQUITY TRUST
MID VALUE TRUST
MONEY MARKET TRUST
MONEY MARKET TRUST B
NATURAL RESOURCES TRUST
OVERSEAS EQUITY TRUST
PACIFIC RIM TRUST
QUANTITATIVE ALL CAP TRUST
QUANTITATIVE MID CAP TRUST
QUANTITATIVE VALUE TRUST
REAL ESTATE EQUITY TRUST
REAL ESTATE SECURITIES TRUST
REAL RETURN BOND TRUST
SCIENCE & TECHNOLOGY TRUST
SHORT-TERM BOND TRUST
SMALL CAP TRUST
SMALL CAP GROWTH TRUST
SMALL CAP INDEX TRUST
SMALL CAP OPPORTUNITIES TRUST
SMALL CAP VALUE TRUST
SMALL COMPANY TRUST
SMALL COMPANY GROWTH TRUST
SMALL COMPANY VALUE TRUST
SPECIAL VALUE TRUST
SPECTRUM INCOME TRUST
STRATEGIC BOND TRUST
STRATEGIC INCOME TRUST
STRATEGIC OPPORTUNITIES TRUST
STRATEGIC VALUE TRUST
TOTAL RETURN TRUST
TOTAL STOCK MARKET INDEX TRUST
U.S. CORE TRUST
(formerly, Growth & Income Trust)
U.S. GLOBAL LEADERS GROWTH TRUST
U.S. GOVERNMENT SECURITIES TRUST
U.S. HIGH YIELD BOND TRUST
U.S. LARGE CAP TRUST
U.S. MULTI SECTOR TRUST
UTILITIES TRUST
VALUE TRUST
VALUE & RESTRUCTURING TRUST
VALUE OPPORTUNITIES TRUST

VISTA TRUST

NEITHER THE SECURITIES AND EXCHANGE COMMISSION ("SEC") NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. NO PERSON, INCLUDING ANY DEALER OR SALESPERSON, HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, UNLESS THE INFORMATION OR REPRESENTATION IS SET FORTH IN THIS PROSPECTUS. IF ANY SUCH INFORMATION OR REPRESENTATION IS GIVEN, IT SHOULD NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST, THE ADVISER OR ANY SUBADVISERS TO THE TRUST OR THE PRINCIPAL UNDERWRITER OF THE CONTRACTS. THIS PROSPECTUS IS NOT AN OFFER TO SELL SHARES OF THE TRUST IN ANY STATE WHERE SUCH OFFER OR SALE WOULD BE PROHIBITED.
                 The date of this Prospectus is April 28, 2006

                               JOHN HANCOCK TRUST

                               TABLE OF CONTENTS

FUND DESCRIPTIONS:
INVESTMENT OBJECTIVES AND STRATEGIES, RISKS,
PERFORMANCE, EXPENSES AND FINANCIAL HIGHLIGHTS..............  1

                         SMALL CAP FUNDS
  Emerging Growth Trust.....................................  21
  Emerging Small Company Trust..............................  23
  Small Cap Trust...........................................  25
  Small Cap Growth Trust....................................  26
  Small Cap Opportunities Trust.............................  28
  Small Cap Value Trust.....................................  30
  Small Company Trust.......................................  32
  Small Company Growth Trust................................  34
  Small Company Value Trust.................................  35
  Special Value Trust.......................................  38
  Value Opportunities Trust.................................  40

                          MID CAP FUNDS
  Dynamic Growth Trust......................................  41
  Growth Opportunities Trust................................  43
  Mid Cap Core Trust........................................  44
  Mid Cap Stock Trust.......................................  46
  Mid Cap Value Trust.......................................  47
  Mid Cap Value Equity Trust................................  49
  Mid Value Trust...........................................  50
  Quantitative Mid Cap Trust................................  52
  Value Trust...............................................  53
  Vista Trust...............................................  55

                         LARGE CAP FUNDS
  All Cap Core Trust........................................  57
  All Cap Growth Trust......................................  59
  All Cap Value Trust.......................................  61
  Blue Chip Growth Trust....................................  62
  Capital Appreciation Trust................................  64
  Classic Value Trust.......................................  67
  Core Equity Trust.........................................  69
  Equity-Income Trust.......................................  70
  Fundamental Value Trust...................................  72
  Growth Trust..............................................  74
  U.S. Core Trust (formerly, Growth & Income Trust).........  76
  Growth & Income Trust (formerly, Growth & Income Trust      77
     II)....................................................
  Intrinsic Value Trust.....................................  79
  Large Cap Trust...........................................  80
  Large Cap Value Trust.....................................  81
  Quantitative All Cap Trust................................  83

  Quantitative Value Trust..................................  85
  Strategic Opportunities Trust.............................  86
  Strategic Value Trust.....................................  88
  U.S. Global Leaders Growth Trust..........................  90
  U.S. Large Cap Trust......................................  92
  U.S. Multi Sector Trust...................................  94
  Value & Restructuring Trust...............................  95

                       INTERNATIONAL FUNDS
  Global Trust..............................................  96
  International Growth Trust................................  98
  International Opportunities Trust.........................  100
  International Small Cap Trust.............................  101
  International Small Company Trust.........................  103
  International Core Trust (formerly, International Stock     105
     Trust).................................................
  International Value Trust.................................  107
  Overseas Equity Trust.....................................  109
  Pacific Rim Trust.........................................  111

                       FIXED INCOME FUNDS
  Active Bond Trust.........................................  114
  Core Bond Trust...........................................  116
  Global Bond Trust.........................................  118
  High Income Trust.........................................  120
  High Yield Trust..........................................  121
  Investment Quality Bond Trust.............................  123
  Money Market Trust........................................  125
  Money Market Trust B......................................  125
  Real Return Bond Trust....................................  128
  Short-Term Bond Trust.....................................  130
  Spectrum Income Trust.....................................  132
  Strategic Bond Trust......................................  134
  Strategic Income Trust....................................  137
  Total Return Trust........................................  138
  U.S. Government Securities Trust..........................  141
  U.S. High Yield Bond Trust................................  143

                         AMERICAN FUNDS
  American Blue Chip Income and Growth Trust................  145
  American Bond Trust.......................................  146
  American Growth-Income Trust..............................  147
  American Growth Trust.....................................  148
  American International Trust..............................  149

                          HYBRID FUNDS
  Global Allocation Trust...................................  156
  Income & Value Trust......................................  158
  Managed Trust.............................................  160

                         SPECIALTY FUNDS
  Financial Services Trust..................................  163
  Global Real Estate Trust..................................  166
  Health Sciences Trust.....................................  169
  Natural Resources Trust...................................  171
  Real Estate Equity Trust..................................  173
  Real Estate Securities Trust..............................  174
  Science & Technology Trust................................  177
  Utilities Trust...........................................  179
  Absolute Return Trust.....................................  181

                         LIFESTYLE FUNDS
  The Lifestyle Trusts......................................  183

                           INDEX FUNDS
  Index Allocation Trust....................................  188
  Small Cap Index Trust.....................................  190
  Mid Cap Index Trust.......................................  190
  Total Stock Market Index Trust............................  190
  500 Index Trust...........................................  190
  500 Index Trust B.........................................  190
  International Equity Index Trust A........................  195
  International Equity Index Trust B........................  195
  Bond Index Trust A........................................  198
  Bond Index Trust B........................................  198
ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS.........  200
  Risks of Investing in Certain Types of Securities.........  200
  Additional Investment Policies............................  206
  Hedging and Other Strategic Transactions..................  209
MANAGEMENT OF THE TRUST.....................................  210
  Advisory Arrangements.....................................  210
  Subadvisory Arrangements..................................  223
MULTIPLE CLASS PRICING; RULE 12B-1 PLANS....................  224
GENERAL INFORMATION.........................................  225
  Taxes.....................................................  225
  Dividends.................................................  226
  Purchase and Redemption of Shares.........................  226
  Disruptive Short Term Trading.............................  228
  Policy Regarding Disclosure of Portfolio Holdings.........  229
  Purchasers of Shares of the Trust.........................  229
APPENDIX A -- LIFESTYLE TRUST AND ABSOLUTE RETURN             230
  TRUST -- DESCRIPTION OF UNDERLYING PORTFOLIOS.............
APPENDIX B -- INDEX ALLOCATION TRUST -- DESCRIPTION OF        239
  UNDERLYING PORTFOLIOS.....................................
FINANCIAL HIGHLIGHTS........................................  240
  Additional Information....................................  317

                               FUND DESCRIPTIONS:

                  INVESTMENT OBJECTIVES AND STRATEGIES, RISKS,

                      PERFORMANCE AND FINANCIAL HIGHLIGHTS

     The Trust is a series trust which currently has 101 separate investment portfolios or funds. The investment objectives, principal investment strategies and principal risks of the funds are set forth in the fund descriptions below, together with performance information and financial highlights for each fund. John Hancock Investment Management Services, LLC is the investment adviser to the Trust, and each fund has its own subadviser. Each of the American Blue Chip Income and Growth Trust, American Bond Trust, American Growth-Income Trust, American Growth Trust and American International Trust operates as a "feeder fund" which means that the portfolio does not buy investment securities directly. Instead, it invests in a "master fund" which in turn purchases investment securities. The prospectus of the master fund for each of these feeder funds will be delivered together with this prospectus.

INVESTMENT OBJECTIVES AND STRATEGIES

     Each fund has a stated investment objective which it pursues through separate investment strategies or policies. The investment objective is nonfundamental (meaning that it may be changed without the approval of the shareholders of the portfolio). There can be no assurance that the fund will achieve its investment objective. The differences in objectives and policies among the funds can be expected to affect the return of each fund and the degree of market and financial risk to which each fund is subject. Additional information about the funds' investment policies is set forth under "Additional Investment Policies."

     Temporary Defensive Investing. Except as otherwise stated below in the description of a particular fund, during unusual or unsettled market conditions, for purposes of meeting redemption requests, or pending investment of its assets, each fund may invest all or a portion of its assets in cash and securities that are highly liquid, including (a) high quality money market instruments such as short-term U.S. government obligations, commercial paper, repurchase agreements or other cash equivalents and (b) securities of other investment companies that are money market funds. In the case of portfolios investing extensively in foreign securities, these investments may be denominated in either U.S. or non-U.S. dollars and may include debt of foreign corporations and governments and debt of supranational organizations. To the extent a fund is in a defensive position, its ability to achieve its investment objective will be limited.

     Use of Hedging and Other Strategic Transactions. Except as otherwise stated below in the description of a particular fund, each fund is authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions."

     More complete descriptions of the money market instruments and certain other instruments in which certain funds of the Trust may invest and of the options, futures, currency and other derivative transactions that certain portfolios may engage in are set forth in the Statement of Additional Information. A more complete description of the debt security ratings used by the Trust assigned by Moody's or Standard & Poor's is included in Appendix I in the Statement of Additional Information.

RISKS OF INVESTING IN EACH FUND

     Certain risks of investing in each fund are set forth in the portfolio descriptions. If these risks materialize, an investor could lose money in the portfolio. The risks of investing in the following types of securities, as well as the definition of a non-diversified portfolio and the risks associated with such a fund, are more fully described below under "Risks of Investing in Certain Types of Securities."

     --   Non-Diversified Portfolios                                            --   Value Investing
     --   Equity Securities                                                     --   Stripped Securities
     --   Growth Investing                                                      --   Mortgage-Backed and Asset-Backed Securities
     --   Fixed Income Securities                                               --   Real Estate Securities Risk
     --   Investment Grade Fixed Income Securities in the Lowest Rating         --   Industry or Sector Investing
          Category                                                              --   IPOs ("Initial Public Offerings")
     --   Lower Rated Fixed Income Securities                                   --   Liquidity Risk
     --   Small and Medium Size Companies                                       --   Credit and Counterparty Risk
     --   Foreign Securities                                                    --   Active Management Risk
     --   Investment Company Securities                                         --   Issuer Risk
     --   Exchange Traded Funds (ETFs)                                          --   Derivative Risk
                                                                                --   High Portfolio Turnover Risk

     An investment in any of the funds is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION FOR EACH FUND

     Each fund description contains a bar chart and a performance table which provide some indication of the risks of investing in the fund.

     Bar Chart. The bar chart shows changes in the performance of Series I shares of each fund from year to year over a ten-year period. The performance of Series II shares, Series III shares (also referred to as "Class R shares") and Series IIIA shares of each portfolio would be lower due to the higher Rule 12b-1 fees. The performance of NAV shares of each fund would be higher since NAV shares do not have Rule 12b-1 fees. Funds with less than ten years of performance history show performance from the inception date of the fund.

     Performance Table. The table compares each fund's one, five and ten year average annual returns as of December 31, 2005 for each series of shares to those of a broad measure, and in some cases to an index, of market performance. If the period since inception of the fund is less than one year, the performance shown will be the actual total return rather than an annualized total return.

     Performance information in the Bar Chart and the Performance Table reflects all fees charged to each fund such as advisory fees and all fund expenses. None of the funds charges a sales load or a surrender fee. The performance information does not reflect the fees and expenses, including any sales loads or surrender charges, of any variable insurance contract, or the fees or expenses of any qualified plans, which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

FEES AND EXPENSES FOR EACH FUND

     The Trust may issue five classes of shares: NAV Shares, Series I shares, Series II shares, Series III shares (also referred to as "Class R shares") and Series IIIA shares (for the Lifestyle Trusts only). The different share classes have different expense arrangements, including different Rule 12b-1 fees for Series I, Series II, Series III and Series IIIA shares (NAV shares are not subject to Rule 12b-1 fees). Each class of shares is the same except for differences in class expenses, including different Rule 12b-1 fees, and certain voting rights with respect to matters affecting only one or more classes as described under "Multiple Classes of Shares." The table below describes the fees and expenses for each class of shares of each portfolio of the Trust offered through this Prospectus. The fees and expenses do not reflect the fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium and would be higher if they did. In the case of variable insurance contracts, such fees and expenses are listed in the prospectus for the variable insurance contract. None of the portfolios charge a sales load or surrender fee although these fees may be imposed by the variable insurance contract or the qualified plan.

TRUST ANNUAL EXPENSES

(as a percentage of Trust average net assets for the fiscal year ended December 31, 2005)*

---------------------------------------------------------------------------------------------------------------------------------
                                  MANAGEMENT
TRUST PORTFOLIO                      FEES             12B-1 FEES            OTHER EXPENSES         TOTAL TRUST ANNUAL EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
                                                                             NAV
                                               SERIES   SERIES   SERIES   SERIES I &   SERIES            SERIES   SERIES   SERIES
                                                 I        II      III     SERIES II    III(E)    NAV       I        II      III
---------------------------------------------------------------------------------------------------------------------------------
500 Index                            0.46%     0.05%    0.25%    0.40%       0.05%      0.57%    0.51%    0.56%    0.76%    1.43%
---------------------------------------------------------------------------------------------------------------------------------
Absolute Return(J A)                 0.20%     0.05%    0.25%      N/A       0.87%        N/A    1.07%    1.12%    1.32%      N/A
---------------------------------------------------------------------------------------------------------------------------------
Active Bond                          0.60%     0.05%    0.25%      N/A       0.07%        N/A    0.67%    0.72%    0.92%      N/A
---------------------------------------------------------------------------------------------------------------------------------
All Cap Core                         0.80%     0.05%    0.25%      N/A       0.07%        N/A    0.87%    0.92%    1.12%      N/A
---------------------------------------------------------------------------------------------------------------------------------
All Cap Growth                       0.85%     0.05%    0.25%      N/A       0.06%        N/A    0.91%    0.96%    1.16%      N/A
---------------------------------------------------------------------------------------------------------------------------------
All Cap Value                        0.83%     0.05%    0.25%    0.40%       0.07%      0.67%    0.90%    0.95%    1.15%    1.90%
---------------------------------------------------------------------------------------------------------------------------------
Blue Chip Growth                     0.81%(C)  0.05%    0.25%    0.40%       0.07%      0.77%    0.88%    0.93%    1.13%    1.98%
---------------------------------------------------------------------------------------------------------------------------------
Bond Index A                         0.47%     0.05%    0.25%      N/A       0.05%        N/A    0.52%    0.57%    0.77%      N/A
---------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation                 0.81%     0.05%    0.25%      N/A       0.05%        N/A    0.86%    0.91%    1.11%      N/A
---------------------------------------------------------------------------------------------------------------------------------
Classic Value                        0.80%     0.05%    0.25%      N/A       0.24%        N/A    1.04%    1.09%    1.29%      N/A
---------------------------------------------------------------------------------------------------------------------------------
Core Bond+                           0.67%     0.05%    0.25%      N/A       0.07%        N/A    0.74%    0.79%    0.99%      N/A
---------------------------------------------------------------------------------------------------------------------------------
Core Equity                          0.79%     0.05%    0.25%      N/A       0.06%        N/A    0.85%    0.90%    1.10%      N/A
---------------------------------------------------------------------------------------------------------------------------------
Dynamic Growth                       0.95%     0.05%    0.25%      N/A       0.07%        N/A    1.02%    1.07%    1.27%      N/A
---------------------------------------------------------------------------------------------------------------------------------
Emerging Growth                      0.80%     0.05%    0.25%    0.40%       0.08%      1.30%    0.88%    0.93%    1.13%    2.50%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                  MANAGEMENT
TRUST PORTFOLIO                      FEES             12B-1 FEES            OTHER EXPENSES         TOTAL TRUST ANNUAL EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
                                                                             NAV
                                               SERIES   SERIES   SERIES   SERIES I &   SERIES            SERIES   SERIES   SERIES
                                                 I        II      III     SERIES II    III(E)    NAV       I        II      III
---------------------------------------------------------------------------------------------------------------------------------
Emerging Small Company               0.97%     0.05%    0.25%    0.40%       0.07%      1.87%    1.04%    1.09%    1.29%   3.24 %
---------------------------------------------------------------------------------------------------------------------------------
Equity-Income                        0.81%(C)  0.05%    0.25%    0.40%       0.05%      0.95%    0.86%    0.91%    1.11%    2.16%
---------------------------------------------------------------------------------------------------------------------------------
Financial Services(G)                0.82%(G)  0.05%    0.25%    0.40%       0.09%      1.64%    0.91%    0.96%    1.16%    2.86%
---------------------------------------------------------------------------------------------------------------------------------
Fundamental Value(G)                 0.77%(G)  0.05%    0.25%    0.40%       0.05%      0.71%    0.82%    0.87%    1.07%    1.88%
---------------------------------------------------------------------------------------------------------------------------------
Global                               0.82%(D)  0.05%    0.25%    0.40%       0.16%      1.43%    0.98%    1.03%    1.23%    2.65%
---------------------------------------------------------------------------------------------------------------------------------
Global Allocation                    0.85%     0.05%    0.25%      N/A       0.19%        N/A    1.04%    1.09%    1.29%      N/A
---------------------------------------------------------------------------------------------------------------------------------
Global Bond                          0.70%     0.05%    0.25%    0.40%       0.12%      0.97%    0.82%    0.87%    1.07%    2.07%
---------------------------------------------------------------------------------------------------------------------------------
Global Real Estate(A)                0.95%     0.05%    0.25%      N/A       0.26%        N/A    1.21%    1.26%    1.46%      N/A
---------------------------------------------------------------------------------------------------------------------------------
Growth++                             0.80%     0.05%    0.25%      N/A       0.08%        N/A    0.88%    0.93%    1.13%      N/A
---------------------------------------------------------------------------------------------------------------------------------
U.S. Core                            0.76%     0.05%    0.25%    0.40%       0.05%      0.82%    0.81%    0.86%    1.06%    1.98%
---------------------------------------------------------------------------------------------------------------------------------
Growth & Income                      0.68%     0.05%    0.25%      N/A       0.08%        N/A    0.76%    0.81%    1.01%      N/A
---------------------------------------------------------------------------------------------------------------------------------
Growth Opportunities                 0.80%     0.05%    0.25%      N/A       0.14%        N/A    0.94%    0.99%    1.19%      N/A
---------------------------------------------------------------------------------------------------------------------------------
Health Sciences                      1.05%(C)  0.05%    0.25%    0.40%       0.12%      1.03%    1.17%    1.22%    1.42%    2.48%
---------------------------------------------------------------------------------------------------------------------------------
High Income(A)                       0.71%     0.05%    0.25%      N/A       0.24%        N/A    0.95%    1.00%    1.20%      N/A
---------------------------------------------------------------------------------------------------------------------------------
High Yield                           0.66%     0.05%    0.25%    0.40%       0.07%      0.88%    0.73%    0.78%    0.98%    1.94%
---------------------------------------------------------------------------------------------------------------------------------
Income & Value                       0.79%     0.05%    0.25%      N/A       0.08%        N/A    0.87%    0.92%    1.12%      N/A
---------------------------------------------------------------------------------------------------------------------------------
Index Allocation(I)                  0.05%     0.05%    0.25%      N/A       0.50%        N/A    0.55%    0.60%    0.80%      N/A
---------------------------------------------------------------------------------------------------------------------------------
International Equity Index A         0.54%     0.05%    0.25%    0.40%       0.09%      3.06%    0.63%    0.68%    0.88%    4.00%
---------------------------------------------------------------------------------------------------------------------------------
International Growth++               0.91%     0.05%    0.25%      N/A       0.13%        N/A    1.04%    1.09%    1.29%      N/A
---------------------------------------------------------------------------------------------------------------------------------
International Opportunities+         0.90%     0.05%    0.25%      N/A       0.06%        N/A    0.96%    1.01%    1.21%      N/A
---------------------------------------------------------------------------------------------------------------------------------
International Small Cap              0.92%     0.05%    0.25%    0.40%       0.21%      1.82%    1.13%    1.18%    1.38%    3.14%
---------------------------------------------------------------------------------------------------------------------------------
International Small Company(A)       0.99%     0.05%    0.25%      N/A       0.13%        N/A    1.12%    1.17%    1.37%      N/A
---------------------------------------------------------------------------------------------------------------------------------
International Core                   0.89%     0.05%    0.25%      N/A       0.07%        N/A    0.96%    1.01%    1.21%      N/A
---------------------------------------------------------------------------------------------------------------------------------
International Value++                0.82%(D)  0.05%    0.25%      N/A       0.19%        N/A    1.01%    1.06%    1.26%      N/A
---------------------------------------------------------------------------------------------------------------------------------
Intrinsic Value                      0.78%     0.05%    0.25%      N/A       0.13%        N/A    0.91%    0.96%    1.16%      N/A
---------------------------------------------------------------------------------------------------------------------------------
Investment Quality Bond              0.60%     0.05%    0.25%    0.40%       0.09%      1.56%    0.69%    0.74%    0.94%    2.56%
---------------------------------------------------------------------------------------------------------------------------------
Large Cap+                           0.84%     0.05%    0.25%      N/A       0.05%        N/A    0.89%    0.94%    1.14%      N/A
---------------------------------------------------------------------------------------------------------------------------------
Large Cap Value                      0.84%     0.05%    0.25%      N/A       0.08%        N/A    0.92%    0.97%    1.17%      N/A
---------------------------------------------------------------------------------------------------------------------------------
Managed+                             0.69%     0.05%    0.25%      N/A       0.06%        N/A    0.75%    0.80%    1.00%      N/A
---------------------------------------------------------------------------------------------------------------------------------
Mid Cap Core                         0.87%     0.05%    0.25%      N/A       0.08%        N/A    0.95%    1.00%    1.20%      N/A
---------------------------------------------------------------------------------------------------------------------------------
Mid Cap Index                        0.49%     0.05%    0.25%    0.40%       0.04%      0.65%    0.53%    0.58%    0.78%    1.54%
---------------------------------------------------------------------------------------------------------------------------------
Mid Cap Stock                        0.84%     0.05%    0.25%    0.40%       0.08%      0.57%    0.92%    0.97%    1.17%    1.81%
---------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value                        0.85%     0.05%    0.25%    0.40%       0.05%      0.70%    0.90%    0.95%    1.15%    1.95%
---------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value Equity(A)              0.88%     0.05%    0.25%      N/A       0.14%        N/A    1.02%    1.07%    1.27%      N/A
---------------------------------------------------------------------------------------------------------------------------------
Mid Value                            0.98%(C)  0.05%    0.25%      N/A       0.08%        N/A    1.06%    1.11%    1.31%      N/A
---------------------------------------------------------------------------------------------------------------------------------
Money Market                         0.48%     0.05%    0.25%    0.40%       0.04%      0.60%    0.52%    0.57%    0.77%    1.48%
---------------------------------------------------------------------------------------------------------------------------------
Natural Resources                    1.00%     0.05%    0.25%    0.40%       0.07%      0.67%    1.07%    1.12%    1.32%    2.07%
---------------------------------------------------------------------------------------------------------------------------------
Overseas Equity                      1.05%     0.05%    0.25%      N/A       0.23%        N/A    1.28%    1.33%    1.53%      N/A
---------------------------------------------------------------------------------------------------------------------------------
Pacific Rim                          0.80%     0.05%    0.25%    0.40%       0.24%      1.52%    1.04%    1.09%    1.29%    2.72%
---------------------------------------------------------------------------------------------------------------------------------
Quantitative All Cap                 0.71%     0.05%    0.25%    0.40%       0.06%      0.70%    0.77%    0.82%    1.02%    1.81%
---------------------------------------------------------------------------------------------------------------------------------
Quantitative Mid Cap                 0.74%     0.05%    0.25%      N/A       0.10%        N/A    0.84%    0.89%    1.09%      N/A
---------------------------------------------------------------------------------------------------------------------------------
Quantitative Value                   0.70%     0.05%    0.25%      N/A       0.06%        N/A    0.76%    0.81%    1.01%      N/A
---------------------------------------------------------------------------------------------------------------------------------
Real Estate Equity(A)                0.85%(C)  0.05%    0.25%      N/A       0.21%        N/A    1.06%    1.11%    1.31%      N/A
---------------------------------------------------------------------------------------------------------------------------------
Real Estate Securities               0.70%     0.05%    0.25%    0.40%       0.06%      0.69%    0.76%    0.81%    1.01%    1.79%
---------------------------------------------------------------------------------------------------------------------------------
Real Return Bond                     0.70%     0.05%    0.25%    0.40%       0.07%      1.81%    0.77%    0.82%    1.02%    2.91%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                  MANAGEMENT
TRUST PORTFOLIO                      FEES             12B-1 FEES            OTHER EXPENSES         TOTAL TRUST ANNUAL EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
                                                                             NAV
                                               SERIES   SERIES   SERIES   SERIES I &   SERIES            SERIES   SERIES   SERIES
                                                 I        II      III     SERIES II    III(E)    NAV       I        II      III
---------------------------------------------------------------------------------------------------------------------------------
Science & Technology                 1.05%(C)  0.05%    0.25%    0.40%       0.07%      0.59%    1.12%    1.17%    1.37%    2.04%
---------------------------------------------------------------------------------------------------------------------------------
Short-Term Bond                      0.59%     0.05%    0.25%      N/A       0.09%        N/A    0.68%    0.73%    0.93%      N/A
---------------------------------------------------------------------------------------------------------------------------------
Small Cap+                           0.85%     0.05%    0.25%      N/A       0.03%        N/A    0.88%    0.93%    1.13%      N/A
---------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth                     1.07%     0.05%    0.25%      N/A       0.06%        N/A    1.13%    1.18%    1.38%      N/A
---------------------------------------------------------------------------------------------------------------------------------
Small Cap Index                      0.49%     0.05%    0.25%    0.40%       0.04%      0.69%    0.53%    0.58%    0.78%    1.58%
---------------------------------------------------------------------------------------------------------------------------------
Small Cap Opportunities++            0.99%     0.05%    0.25%      N/A       0.08%        N/A    1.07%    1.12%    1.32%      N/A
---------------------------------------------------------------------------------------------------------------------------------
Small Cap Value(A)                   1.07%     0.05%    0.25%      N/A       0.05%        N/A    1.12%    1.17%    1.37%      N/A
---------------------------------------------------------------------------------------------------------------------------------
Small Company                        1.04%     0.05%    0.25%      N/A       0.31%        N/A    1.35%    1.40%    1.60%      N/A
---------------------------------------------------------------------------------------------------------------------------------
Small Company Growth++               1.00%     0.05%    0.25%      N/A       0.18%        N/A    1.18%    1.23%    1.43%      N/A
---------------------------------------------------------------------------------------------------------------------------------
Small Company Value                  1.03%(C)  0.05%    0.25%      N/A       0.05%        N/A    1.08%    1.13%    1.33%      N/A
---------------------------------------------------------------------------------------------------------------------------------
Special Value                        1.00%     0.05%    0.25%    0.40%       0.21%      1.02%    1.21%    1.26%    1.46%    2.42%
---------------------------------------------------------------------------------------------------------------------------------
Spectrum Income++                    0.74%(C)  0.05%    0.25%      N/A       0.06%        N/A    0.80%    0.85%    1.05%      N/A
---------------------------------------------------------------------------------------------------------------------------------
Strategic Bond                       0.67%     0.05%    0.25%    0.40%       0.08%      1.01%    0.75%    0.80%    1.00%    2.08%
---------------------------------------------------------------------------------------------------------------------------------
Strategic Income                     0.73%     0.05%    0.25%      N/A       0.30%        N/A    1.03%    1.08%    1.28%      N/A
---------------------------------------------------------------------------------------------------------------------------------
Strategic Opportunities              0.80%     0.05%    0.25%      N/A       0.08%        N/A    0.88%    0.93%    1.13%      N/A
---------------------------------------------------------------------------------------------------------------------------------
Strategic Value                      0.85%     0.05%    0.25%      N/A       0.08%        N/A    0.93%    0.98%    1.18%      N/A
---------------------------------------------------------------------------------------------------------------------------------
Total Return                         0.70%     0.05%    0.25%    0.40%       0.07%      0.65%    0.77%    0.82%    1.02%    1.75%
---------------------------------------------------------------------------------------------------------------------------------
Total Stock Market Index             0.49%     0.05%    0.25%    0.40%       0.04%      0.83%    0.53%    0.58%    0.78%    1.72%
---------------------------------------------------------------------------------------------------------------------------------
U.S. Global Leaders Growth           0.70%     0.05%    0.25%    0.40%       0.06%      9.20%    0.76%    0.81%    1.01%   10.30%
---------------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities           0.59%     0.05%    0.25%    0.40%       0.07%      1.53%    0.66%    0.71%    0.91%    2.52%
---------------------------------------------------------------------------------------------------------------------------------
U.S. High Yield Bond(A)+             0.74%     0.05%    0.25%      N/A       0.21%        N/A    0.95%    1.00%    1.20%      N/A
---------------------------------------------------------------------------------------------------------------------------------
U.S. Large Cap                       0.83%     0.05%    0.25%      N/A       0.06%        N/A    0.89%    0.94%    1.14%      N/A
---------------------------------------------------------------------------------------------------------------------------------
U.S. Multi Sector(A)++               0.76%     0.05%    0.25%      N/A       0.04%        N/A    0.80%    0.85%    1.05%      N/A
---------------------------------------------------------------------------------------------------------------------------------
Utilities                            0.85%     0.05%    0.25%    0.40%       0.19%      0.97%    1.04%    1.09%    1.29%    2.22%
---------------------------------------------------------------------------------------------------------------------------------
Value                                0.74%     0.05%    0.25%      N/A       0.06%        N/A    0.80%    0.85%    1.05%      N/A
---------------------------------------------------------------------------------------------------------------------------------
Value & Restructuring(A)++           0.85%     0.05%    0.25%      N/A       0.06%        N/A    0.91%    0.96%    1.16%      N/A
---------------------------------------------------------------------------------------------------------------------------------
Value Opportunities++                0.80%     0.05%    0.25%      N/A       0.14%        N/A    0.94%    0.99%    1.19%      N/A
---------------------------------------------------------------------------------------------------------------------------------
Vista(A)++                           0.90%     0.05%    0.25%      N/A       0.16%        N/A    1.06%    1.11%    1.31%      N/A
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                         MANAGEMENT
TRUST PORTFOLIO             FEES                 12B-1 FEES                OTHER EXPENSES(B)
---------------------------------------------------------------------------------------------
                                                                                       SERIES
                                                                             NAV       III(G)
                                      SERIES   SERIES   SERIES   SERIES   SERIES I &   SERIES
                                        I        II      III     III A    SERIES II    III A
---------------------------------------------------------------------------------------------
Lifestyle Aggressive
 Trust                      0.05%     0.05%    0.25%    0.15%    0.55%      0.95%      1.50%
---------------------------------------------------------------------------------------------
Lifestyle Growth Trust      0.05%     0.05%    0.25%    0.15%    0.55%      0.89%      1.38%
---------------------------------------------------------------------------------------------
Lifestyle Balanced
 Trust                      0.05%     0.05%    0.25%    0.15%    0.55%      0.86%      1.36%
---------------------------------------------------------------------------------------------
Lifestyle Moderate
 Trust                      0.05%     0.05%    0.25%    0.15%    0.55%      0.81%      1.39%
---------------------------------------------------------------------------------------------
Lifestyle Conservative
 Trust                      0.05%     0.05%    0.25%    0.15%    0.55%      0.78%      1.38%
---------------------------------------------------------------------------------------------

-----------------------  -----------------------------------------

TRUST PORTFOLIO               TOTAL TRUST ANNUAL EXPENSES(B)
-----------------------  -----------------------------------------

                                 SERIES   SERIES   SERIES   SERIES
                          NAV      I        II      III     III A
-----------------------  -----------------------------------------
Lifestyle Aggressive
 Trust                   1.00%   1.05%    1.25%    1.70%    2.10%
-------------------------------------------------------------------------
Lifestyle Growth Trust   0.94%   0.99%    1.19%    1.58%    1.98%
---------------------------------------------------------------------------------
Lifestyle Balanced
 Trust                   0.91%   0.96%    1.16%    1.56%    1.96%
-----------------------------------------------------------------------------------------
Lifestyle Moderate
 Trust                   0.86%   0.91%    1.11%    1.59%    1.99%
---------------------------------------------------------------------------------------------
Lifestyle Conservative
 Trust                   0.83%   0.88%    1.08%    1.58%    1.98%
---------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                                   MANAGEMENT                       OTHER        TOTAL TRUST
TRUST PORTFOLIO                                       FEES        12B-1 FEES       EXPENSES    ANNUAL EXPENSES
--------------------------------------------------------------------------------------------------------------
                                                                SERIES   SERIES   SERIES I &   SERIES   SERIES
                                                                  I        II     SERIES II      I        II
--------------------------------------------------------------------------------------------------------------
American Blue Chip Income and Growth Trust(F)        0.44%      0.60%    0.75%      0.04%      1.08%    1.23%
--------------------------------------------------------------------------------------------------------------
American Bond Trust(F)                               0.43%      0.60%    0.75%      0.04%      1.07%    1.22%
--------------------------------------------------------------------------------------------------------------
American Growth-Income Trust(F)                      0.28%      0.60%    0.75%      0.05%      0.93%    1.08%
--------------------------------------------------------------------------------------------------------------
American Growth Trust(F)                             0.33%      0.60%    0.75%      0.04%      0.97%    1.12%
--------------------------------------------------------------------------------------------------------------
American International Trust(F)                      0.52%      0.60%    0.75%      0.08%      1.20%    1.35%
--------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                            TOTAL
                                                                            TRUST        FEE WAIVER        NET TRUST
                                                MANAGEMENT      OTHER       ANNUAL       (OR EXPENSE        ANNUAL
TRUST PORTFOLIO                                  FEES(H)     EXPENSES(A)   EXPENSES   REIMBURSEMENT)(H)   EXPENSES(H)
---------------------------------------------------------------------------------------------------------------------
Money Market Trust B(A)                           0.49%         0.04%       0.53%           0.25%            0.28%
---------------------------------------------------------------------------------------------------------------------
500 Index Trust B(A)                              0.47%         0.03%       0.50%           0.25%            0.25%
---------------------------------------------------------------------------------------------------------------------
International Equity Index Trust B(A)             0.55%         0.04%       0.59%           0.25%            0.34%
---------------------------------------------------------------------------------------------------------------------
Bond Index Trust B(A)                             0.47%         0.03%       0.50%           0.25%            0.25%
---------------------------------------------------------------------------------------------------------------------

+Commencement of operations -- April 29, 2005

++Commencement of operations -- November 1, 2005

(A)Based on estimates for the current fiscal year.

(B)Each of the Lifestyle Trusts may invest in all the other Trust portfolios except the American Bond Trust, the American Growth Trust, the American International Trust, the American Blue Chip Income and Growth Trust, the American Growth-Income Trust, the Absolute Return Trust and the Index Allocation Trust (the "Underlying Portfolios"). The annual expenses ratios for the Underlying Portfolios range from 0.34% to 1.35%.

"Other Expenses" reflects the expenses of the Underlying Portfolios as well as the expenses of the Lifestyle Trust.

(C)T. Rowe Price has voluntarily agreed to waive a portion of its subadvisory fee for the Blue Chip Growth Trust, Equity-Income Trust, Health Sciences Trust, Mid Value Trust, Science & Technology Trust, Small Company Value Trust, Spectrum Income Trust and Real Estate Equity Trust. This waiver is based on the combined average daily net assets of these portfolios and the following funds of John Hancock Funds II: Blue Chip Growth Fund, Equity-Income Fund, Health Sciences Fund, Science & Technology Fund, Small Company Value Fund, Spectrum Income Fund and Real Estate Equity Fund (collectively, the "T. Rowe Portfolios").

     The percentage fee reduction is as follows:

                                                                 FEE REDUCTION
                                                              (AS A PERCENTAGE OF
                                                                THE SUBADVISORY
COMBINED AVERAGE DAILY NET ASSETS OF THE T. ROWE PORTFOLIOS          FEE)
-----------------------------------------------------------   -------------------
First $750 million..........................................         0.00%
Over $750 million...........................................          5.0%

Effective November 1, 2006, the percentage reduction will be as follows:

                                                                 FEE REDUCTION
                                                              (AS A PERCENTAGE OF
                                                                THE SUBADVISORY
COMBINED AVERAGE DAILY NET ASSETS OF THE T. ROWE PORTFOLIOS          FEE)
-----------------------------------------------------------   -------------------
First $750 million..........................................         0.00%
Next $750 million...........................................          5.0%
Excess over $1.5 billion....................................          7.5%

The Adviser has also voluntarily agreed to reduce the advisory fee for each T. Rowe Price Portfolio by the amount that the subadvisory fee is reduced.

This voluntary fee waiver may be terminated at any time by T. Rowe Price or the Adviser.

(D)Effective December 9, 2003, due to a decrease in the subadvisory fees for the Global Trust and the International Value Trust, the Adviser voluntarily agreed to waive its advisory fees so that the amount retained by the Adviser after payment of the subadvisory fees for each such portfolio does not exceed 0.35% (0.45% effective April 29, 2005) of the portfolio's average net assets. For the year ended December 31, 2005, the effective annual advisory fee reflecting these waivers for the Global Trust and the International Value Trust was 0.77% and 0.78%, respectively. These advisory fee waivers may be rescinded at any time.

(E)The Adviser has voluntarily agreed to reimburse certain "Other Expenses" (blue sky and transfer agency fees) of Series III shares. This voluntary expense reimbursement may be terminated at any time. The expenses reflected in the table above are absent such reimbursement. If such expense reimbursement were reflected, it is estimated that "Other Expenses" and "Total Trust Annual Expenses" for Series III shares would be:

               SERIES III

                                                                         TOTAL TRUST
                                                      OTHER EXPENSES   ANNUAL EXPENSES
                                                      --------------   ---------------
500 Index...........................................      0.05%             0.91%
All Cap Value.......................................      0.07%             1.30%
Blue Chip Growth....................................      0.07%             1.28%
Emerging Growth.....................................      0.08%             1.28%
Emerging Small Company..............................      0.07%             1.43%
Equity-Income.......................................      0.05%             1.26%
Financial Services..................................      0.09%             1.37%
Fundamental Value...................................      0.05%             1.29%
Global..............................................      0.16%             1.38%
Global Bond.........................................      0.12%             1.22%
Health Sciences.....................................      0.12%             1.57%
High Yield..........................................      0.07%             1.13%
International Equity Index A........................      0.09%             1.03%
International Small Cap.............................      0.21%             1.53%
Investment Quality Bond.............................      0.09%             1.09%
Lifestyle Aggressive Trust..........................      0.95%             1.15%
Lifestyle Balanced Trust............................      0.86%             1.06%
Lifestyle Conservative Trust........................      0.78%             0.98%
Lifestyle Growth Trust..............................      0.89%             1.09%
Lifestyle Moderate Trust............................      0.81%             1.01%
Mid Cap Index.......................................      0.04%             0.93%
Mid Cap Stock.......................................      0.08%             1.32%

                                                                         TOTAL TRUST
                                                      OTHER EXPENSES   ANNUAL EXPENSES
                                                      --------------   ---------------
Mid Cap Value.......................................      0.05%             1.30%
Money Market........................................      0.04%             0.92%
Natural Resources...................................      0.07%             1.47%
Pacific Rim.........................................      0.24%             1.44%
Quantitative All Cap................................      0.06%             1.17%
Real Estate Securities..............................      0.06%             1.16%
Real Return Bond....................................      0.07%             1.17%
Science & Technology................................      0.07%             1.52%
Small Cap Index.....................................      0.04%             0.93%
Special Value.......................................      0.21%             1.61%
Strategic Bond......................................      0.08%             1.15%
Total Return........................................      0.07%             1.17%
Total Stock Market Index............................      0.04%             0.93%
U.S. Global Leaders Growth..........................      0.06%             1.16%
U.S. Government Securities..........................      0.07%             1.06%
Utilities...........................................      0.19%             1.44%

     The Adviser has voluntarily agreed to reimburse certain "Other Expenses" of Series IIIA shares. This voluntary expense reimbursement may be terminated at any time. The expenses reflected in the table above are absent reimbursement. If such expense reimbursement were reflected, it is estimated that "Other Expenses" and "Total Trust Annual Expenses" would be:

                                                                         TOTAL TRUST
                                                      OTHER EXPENSES   ANNUAL EXPENSES
                                                      --------------   ---------------
Lifestyle Aggressive Trust..........................      0.95%             1.00%
Lifestyle Growth Trust..............................      0.89%             0.94%
Lifestyle Balanced Trust............................      0.86%             0.91%
Lifestyle Moderate Trust............................      0.81%             0.86%
Lifestyle Conservative Trust........................      0.78%             0.83%

(F)Reflects the aggregate annual operating expenses of each portfolio and its corresponding master fund. In the case of the American Blue Chip Income and Growth, American Bond, American Growth-Income, American Growth, and American International Trust. During the year ended December 31, 2005, Capital Research Management Company (the adviser to the master fund for each of these portfolios) voluntarily reduced investment advisory fees to rates provided by amended agreement effective April 1, 2004. If such fee waiver had been reflected for the American Blue Chip Income and Growth, American Bond, American Growth-Income, American Growth, and American International Trusts, the advisory fee would be 0.40%, 0.39%, 0.30%, 0.25% and 0.47%, respectively, and Total Trust Annual Expenses would be 1.04%, 1.03%, 0.94%, 0.90% and 1.15%, respectively, for Series I and 1.19%, 1.18%, 1.09%, 1.05% and 1.30%, respectively, for Series II.

(G)Financial Services and Fundamental Value Trusts. For the period prior to October 14, 2005, the Adviser voluntarily agreed to reduce its advisory fee for the Financial Services and Fundamental Value Trusts to the amounts shown below.

                                                             BETWEEN $50
                                                FIRST $50    MILLION AND     EXCESS OVER
PORTFOLIO                                       MILLION*    $500 MILLION*   $500 MILLION*
---------                                       ---------   -------------   -------------
Financial Services............................    0.85%         0.80%           0.75%
Fundamental Value.............................    0.85%         0.80%           0.75%

*as a percentage of average annual net assets.

     Effective October 14, 2005, the advisory fees for the Financial Services Trust and the Fundamental Value Trust were lowered to the rates for the voluntary advisory fee waiver set forth above and the voluntary advisory fee waiver was eliminated.

     If the advisory fee waiver for the period prior to October 14, 2005 were reflected, it is estimated that the advisory fees for these portfolios would have been as follows:

Financial Services..........................................  0.82%
Fundamental Value...........................................  0.77%

(H)The Trust sells these portfolios only to certain variable life insurance and variable annuity separate accounts of John Hancock Life Insurance Company and its affiliates. Each portfolio is subject to an expense cap pursuant to an agreement between the Trust and the Adviser. The fees in the table reflect such expense cap. The expense cap is as follows: the Adviser has agreed to waive its advisory fee (or, if necessary, reimburse expenses of the portfolio) in an amount so that the rate of the portfolio's "Annual Operating Expenses" does not exceed the rate noted in the table above under "Net Trust Annual Expenses." A portfolio's "Annual Operating Expenses" includes all of its operating expenses including advisory fees and Rule 12b-1 fees, but excludes taxes, brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses of the portfolio not incurred in the ordinary course of the portfolio's business. Under the Agreement, the Adviser's obligation to provide the expense cap with respect to a particular portfolio will remain in effect until May 1, 2007 and will terminate after that date only if the Trust, without the prior written consent of the Adviser, sells shares of the portfolio to (or has shares of the portfolio held by) any person other than the variable life insurance or variable annuity insurance separate accounts of John Hancock Life Insurance Company or any of its affiliates that are specified in the agreement.

(I)The Adviser has contractually agreed to reimburse expenses of the Index Allocation Trust that exceed 0.02% of the average annual net assets of the Index Allocation Trust (other than the Rule 12b-1 fees, class specific expenses (such as blue sky and transfer agency fees) and Underlying Portfolios expenses) until May 1, 2007. This reimbursement may be terminated any time after May 1, 2007. If the Adviser had not reimbursed such expenses, Other Expenses and Total Trust Annual Expenses would have been as follows based on estimates of expenses for the current fiscal year.

                                                                         TOTAL TRUST
                                                      OTHER EXPENSES   ANNUAL EXPENSES
                                                      --------------   ---------------
NAV.................................................      0.57%             0.62%
Series I............................................      0.57%             0.67%
Series II...........................................      0.57%             0.87%

(J)The Adviser has agreed until May 1, 2007 to reduce its advisory fee for a class of shares of the Absolute Return Trust in an amount equal to the amount by which the Expenses of the class of the Absolute Return Trust exceed the Expense Limit set forth below and, if necessary, to remit to that class of the Absolute Return Trust an amount necessary to ensure that such Expenses do not exceed that Expense Limit. "Expenses" means all the expenses of a class of the Absolute Return Trust excluding: (a) advisory fees, (b) Rule 12b-1 fees, (c) Underlying Portfolio expenses, (d) transfer agency fees and service fees, (e) taxes, (f) portfolio brokerage commissions, (g) interest, and (h) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business. This reimbursement may be terminated at any time after May 1, 2007.

EXPENSE LIMIT

     - 0.05% of the average annual net assets of the Absolute Return Trust attributable to the class.

*Effective October 14, 2005, as the result of a change in the method of calculating advisory fees for most Trust portfolios, the advisory fee for each portfolio except those named below is determined by applying to the net assets of the portfolio an annual fee rate that is calculated by applying the annual percentage rates (including any breakpoints) for the portfolio to the applicable portions of the aggregate net assets of the portfolio and one or more other portfolios having the same subadviser, and dividing the amount so determined by the amount of aggregate net assets.

          Active Bond
          Bond Index A
          Bond Index B
          Classic Value
          Global Bond
          High Income
          Income & Value
          International Equity Index B
          Managed Trust
          Mid Cap Core
          Money Market B
          Overseas Equity
          Real Return Bond
          Small Cap Growth (see "Advisory Arrangements for method of calculating the advisory fee)
          Total Return
          U.S. Core (effective October 18, 2005)
          500 Index B

          Effective April 29, 2005, for each Trust portfolio in effect prior to that date except those named below, the advisory fee was increased by 0.10% and the respective Rule 12b-1 fees for Series I, Series II and Series III shares were decreased by 0.10%:

          American Growth-Income Trust
          American Growth Trust
          American International Trust
          American Blue Chip Income and Growth Trust
          Lifestyle Trusts

          Effective March 1, 2005, the advisory fee for each Lifestyle Trust was decreased to the rates set forth under "Advisory Arrangement" in this prospectus and each Lifestyle Trust commenced assessing Rule 12b-1 fees for Series I and Series II shares.

          Expenses shown in the table assume these changes were in effect for the year ended December 31, 2005.

EXAMPLE OF EXPENSES FOR EACH PORTFOLIO

     The Example is intended to help an investor compare the cost of investing in each Portfolio with the cost of investing in other mutual funds. The Example assumes that $10,000 is invested in the Portfolio for the times periods indicated and then all the shares are redeemed at the end of those periods. The Example also assumes that the investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that no voluntary expense reimbursements are reflected. The Example does not reflect the expenses of any variable insurance contract or qualified plan that may use the Trust as its underlying investment medium. If such expenses were reflected, the expense amounts indicated would be higher. Although a particular investor's actual expenses may be higher or lower, based on these assumptions the expenses would be:

NAV SHARES

-----------------------------------------------------------------------------------------------------------------------
                 FUND                           1 YEAR              3 YEAR              5 YEAR             10 YEAR
-----------------------------------------------------------------------------------------------------------------------
  500 Index                                      $ 52                $164                $285               $  640
-----------------------------------------------------------------------------------------------------------------------
  500 Index B                                      26                  80                 141                  318
-----------------------------------------------------------------------------------------------------------------------
  Absolute Return                                 109                 340                 590                1,306
-----------------------------------------------------------------------------------------------------------------------
  Active Bond                                      68                 214                 373                  835
-----------------------------------------------------------------------------------------------------------------------
  All Cap Core                                     89                 278                 482                1,073
-----------------------------------------------------------------------------------------------------------------------
  All Cap Growth                                   93                 290                 504                1,120
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                 FUND                           1 YEAR              3 YEAR              5 YEAR             10 YEAR
-----------------------------------------------------------------------------------------------------------------------
  All Cap Value                                  $ 92                $287                $498               $1,108
-----------------------------------------------------------------------------------------------------------------------
  Blue Chip Growth                                 90                 281                 488                1,084
-----------------------------------------------------------------------------------------------------------------------
  Bond Index                                       53                 167                 291                  653
-----------------------------------------------------------------------------------------------------------------------
  Bond Index B                                     26                  80                 141                  318
-----------------------------------------------------------------------------------------------------------------------
  Capital Appreciation                             88                 274                 477                1,061
-----------------------------------------------------------------------------------------------------------------------
  Classic Value                                   106                 331                 574                1,271
-----------------------------------------------------------------------------------------------------------------------
  Core Bond                                        76                 237                 411                  918
-----------------------------------------------------------------------------------------------------------------------
  Core Equity                                      87                 271                 471                1,049
-----------------------------------------------------------------------------------------------------------------------
  Dynamic Growth                                  104                 325                 563                1,248
-----------------------------------------------------------------------------------------------------------------------
  Emerging Growth                                  90                 281                 488                1,084
-----------------------------------------------------------------------------------------------------------------------
  Emerging Small Company                          106                 331                 574                1,271
-----------------------------------------------------------------------------------------------------------------------
  Equity-Income                                    88                 274                 477                1,061
-----------------------------------------------------------------------------------------------------------------------
  Financial Services                               93                 290                 504                1,120
-----------------------------------------------------------------------------------------------------------------------
  Fundamental Value                                84                 262                 455                1,014
-----------------------------------------------------------------------------------------------------------------------
  Global                                          100                 312                 542                1,201
-----------------------------------------------------------------------------------------------------------------------
  Global Allocation                               106                 331                 574                1,271
-----------------------------------------------------------------------------------------------------------------------
  Global Bond                                      84                 262                 455                1,014
-----------------------------------------------------------------------------------------------------------------------
  Global Real Estate                              123                 384                 665                1,466
-----------------------------------------------------------------------------------------------------------------------
  Growth                                           90                 281                 488                1,084
-----------------------------------------------------------------------------------------------------------------------
  U.S. Core                                        83                 259                 450                1,002
-----------------------------------------------------------------------------------------------------------------------
  Growth & Income                                  78                 243                 422                  942
-----------------------------------------------------------------------------------------------------------------------
  Growth Opportunities                             96                 300                 520                1,155
-----------------------------------------------------------------------------------------------------------------------
  Health Sciences                                 119                 372                 644                1,420
-----------------------------------------------------------------------------------------------------------------------
  High Income                                      97                 303                 525                1,166
-----------------------------------------------------------------------------------------------------------------------
  High Yield                                       75                 233                 406                  906
-----------------------------------------------------------------------------------------------------------------------
  Income & Value                                  139                 434                 750                1,646
-----------------------------------------------------------------------------------------------------------------------
  Index Allocation                                 56                 176                 307                  689
-----------------------------------------------------------------------------------------------------------------------
  International Equity Index A                     64                 202                 351                  786
-----------------------------------------------------------------------------------------------------------------------
  International Equity Index B                     35                 109                 191                  431
-----------------------------------------------------------------------------------------------------------------------
  International Growth                            106                 331                 574                1,271
-----------------------------------------------------------------------------------------------------------------------
  International Opportunities                      98                 306                 531                1,178
-----------------------------------------------------------------------------------------------------------------------
  International Small Cap                         115                 359                 622                1,375
-----------------------------------------------------------------------------------------------------------------------
  International Small Company                     114                 356                 617                1,363
-----------------------------------------------------------------------------------------------------------------------
  International Core                               98                 306                 531                1,178
-----------------------------------------------------------------------------------------------------------------------
  International Value                             103                 322                 558                1,236
-----------------------------------------------------------------------------------------------------------------------
  Intrinsic Value                                  93                 290                 504                1,120
-----------------------------------------------------------------------------------------------------------------------
  Investment Quality Bond                          70                 221                 384                  859
-----------------------------------------------------------------------------------------------------------------------
  Large Cap                                        91                 284                 493                1,096
-----------------------------------------------------------------------------------------------------------------------
  Large Cap Value                                  94                 293                 509                1,131
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                 FUND                           1 YEAR              3 YEAR              5 YEAR             10 YEAR
-----------------------------------------------------------------------------------------------------------------------
  Lifestyle Aggressive                           $102                $318                $552               $1,225
-----------------------------------------------------------------------------------------------------------------------
  Lifestyle Growth                                 96                 300                 520                1,155
-----------------------------------------------------------------------------------------------------------------------
  Lifestyle Balanced                               93                 290                 504                1,120
-----------------------------------------------------------------------------------------------------------------------
  Lifestyle Moderate                               88                 274                 477                1,061
-----------------------------------------------------------------------------------------------------------------------
  Lifestyle Conservative                           85                 265                 460                1,025
-----------------------------------------------------------------------------------------------------------------------
  Managed                                          77                 240                 417                  930
-----------------------------------------------------------------------------------------------------------------------
  Mid Cap Core                                     97                 303                 525                1,166
-----------------------------------------------------------------------------------------------------------------------
  Mid Cap Index                                    54                 170                 296                  665
-----------------------------------------------------------------------------------------------------------------------
  Mid Cap Stock                                    94                 293                 509                1,131
-----------------------------------------------------------------------------------------------------------------------
  Mid Cap Value                                    92                 287                 498                1,108
-----------------------------------------------------------------------------------------------------------------------
  Mid Cap Value Equity                            104                 325                 563                1,248
-----------------------------------------------------------------------------------------------------------------------
  Mid Value                                       108                 337                 585                1,294
-----------------------------------------------------------------------------------------------------------------------
  Money Market                                     53                 167                 291                  653
-----------------------------------------------------------------------------------------------------------------------
  Money Market B                                   29                  90                 157                  356
-----------------------------------------------------------------------------------------------------------------------
  Natural Resources                               109                 340                 590                1,306
-----------------------------------------------------------------------------------------------------------------------
  Overseas Equity                                 130                 406                 702                1,545
-----------------------------------------------------------------------------------------------------------------------
  Pacific Rim                                     106                 331                 574                1,271
-----------------------------------------------------------------------------------------------------------------------
  Quantitative All Cap                             79                 246                 428                  954
-----------------------------------------------------------------------------------------------------------------------
  Quantitative Mid Cap                             86                 268                 466                1,037
-----------------------------------------------------------------------------------------------------------------------
  Quantitative Value                               78                 243                 422                  942
-----------------------------------------------------------------------------------------------------------------------
  Real Estate Equity                              108                 337                 585                1,294
-----------------------------------------------------------------------------------------------------------------------
  Real Estate Securities                           78                 243                 422                  942
-----------------------------------------------------------------------------------------------------------------------
  Real Return Bond                                 79                 246                 428                  954
-----------------------------------------------------------------------------------------------------------------------
  Science & Technology                            114                 356                 617                1,363
-----------------------------------------------------------------------------------------------------------------------
  Short-Term Bond                                  69                 218                 379                  847
-----------------------------------------------------------------------------------------------------------------------
  Small Cap                                        90                 281                 488                1,084
-----------------------------------------------------------------------------------------------------------------------
  Small Cap Growth                                115                 359                 622                1,375
-----------------------------------------------------------------------------------------------------------------------
  Small Cap Index                                  54                 170                 296                  665
-----------------------------------------------------------------------------------------------------------------------
  Small Cap Opportunities                         109                 340                 590                1,306
-----------------------------------------------------------------------------------------------------------------------
  Small Cap Value                                 114                 356                 617                1,363
-----------------------------------------------------------------------------------------------------------------------
  Small Company                                   137                 428                 739                1,624
-----------------------------------------------------------------------------------------------------------------------
  Small Company Growth                            120                 375                 649                1,432
-----------------------------------------------------------------------------------------------------------------------
  Small Company Value                             110                 343                 595                1,317
-----------------------------------------------------------------------------------------------------------------------
  Special Value                                   123                 384                 665                1,466
-----------------------------------------------------------------------------------------------------------------------
  Spectrum Income                                  82                 255                 444                  990
-----------------------------------------------------------------------------------------------------------------------
  Strategic Bond                                   77                 240                 417                  930
-----------------------------------------------------------------------------------------------------------------------
  Strategic Income                                105                 328                 569                1,259
-----------------------------------------------------------------------------------------------------------------------
  Strategic Opportunities                          90                 281                 488                1,084
-----------------------------------------------------------------------------------------------------------------------
  Strategic Value                                  95                 296                 515                1,143
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                 FUND                           1 YEAR              3 YEAR              5 YEAR             10 YEAR
-----------------------------------------------------------------------------------------------------------------------
  Total Return                                   $ 80                $249                $433               $  966
-----------------------------------------------------------------------------------------------------------------------
  Total Stock Market Index                         54                 170                 296                  665
-----------------------------------------------------------------------------------------------------------------------
  U.S. Global Leaders Growth                       78                 243                 422                  942
-----------------------------------------------------------------------------------------------------------------------
  U.S. Government Securities                       67                 211                 368                  822
-----------------------------------------------------------------------------------------------------------------------
  U.S. High Yield Bond                             97                 303                 525                1,166
-----------------------------------------------------------------------------------------------------------------------
  U.S. Large Cap                                   91                 284                 493                1,096
-----------------------------------------------------------------------------------------------------------------------
  U.S. Multi Sector                                82                 255                 444                  990
-----------------------------------------------------------------------------------------------------------------------
  Utilities                                       106                 331                 574                1,271
-----------------------------------------------------------------------------------------------------------------------
  Value                                            82                 255                 444                  990
-----------------------------------------------------------------------------------------------------------------------
  Value & Restructuring                            93                 290                 504                1,120
-----------------------------------------------------------------------------------------------------------------------
  Value Opportunities                              96                 300                 520                1,155
-----------------------------------------------------------------------------------------------------------------------
  Vista                                           108                 337                 585                1,294
-----------------------------------------------------------------------------------------------------------------------

SERIES I SHARES

-----------------------------------------------------------------------------------------------------------------------
                 FUND                           1 YEAR              3 YEAR              5 YEAR             10 YEAR
-----------------------------------------------------------------------------------------------------------------------
  500 Index                                      $ 57                $179                $313               $  701
-----------------------------------------------------------------------------------------------------------------------
  Absolute Return                                 114                 356                 617                1,363
-----------------------------------------------------------------------------------------------------------------------
  Active Bond                                      74                 230                 401                  894
-----------------------------------------------------------------------------------------------------------------------
  All Cap Core                                     94                 293                 509                1,131
-----------------------------------------------------------------------------------------------------------------------
  All Cap Growth                                   98                 306                 531                1,178
-----------------------------------------------------------------------------------------------------------------------
  All Cap Value                                    97                 303                 525                1,166
-----------------------------------------------------------------------------------------------------------------------
  American Blue Chip Income and Growth            110                 343                 595                1,317
-----------------------------------------------------------------------------------------------------------------------
  American Bond                                   109                 340                 590                1,306
-----------------------------------------------------------------------------------------------------------------------
  American Growth-Income                           95                 296                 515                1,143
-----------------------------------------------------------------------------------------------------------------------
  American International                          122                 381                 660                1,455
-----------------------------------------------------------------------------------------------------------------------
  American Growth                                  99                 309                 536                1,190
-----------------------------------------------------------------------------------------------------------------------
  Blue Chip Growth                                 95                 296                 515                1,143
-----------------------------------------------------------------------------------------------------------------------
  Bond Index                                       58                 183                 318                  714
-----------------------------------------------------------------------------------------------------------------------
  Capital Appreciation                             93                 290                 504                1,120
-----------------------------------------------------------------------------------------------------------------------
  Classic Value                                   111                 347                 601                1,329
-----------------------------------------------------------------------------------------------------------------------
  Core Bond                                        81                 252                 439                  978
-----------------------------------------------------------------------------------------------------------------------
  Core Equity                                      92                 287                 498                1,108
-----------------------------------------------------------------------------------------------------------------------
  Dynamic Growth                                  109                 340                 590                1,306
-----------------------------------------------------------------------------------------------------------------------
  Emerging Growth                                  95                 296                 515                1,143
-----------------------------------------------------------------------------------------------------------------------
  Emerging Small Company                          111                 347                 601                1,329
-----------------------------------------------------------------------------------------------------------------------
  Equity-Income                                    93                 290                 504                1,120
-----------------------------------------------------------------------------------------------------------------------
  Financial Services                               98                 306                 531                1,178
-----------------------------------------------------------------------------------------------------------------------
  Fundamental Value                                89                 278                 482                1,073
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                 FUND                           1 YEAR              3 YEAR              5 YEAR             10 YEAR
-----------------------------------------------------------------------------------------------------------------------
  Global                                         $105                $328                $569               $1,259
-----------------------------------------------------------------------------------------------------------------------
  Global Allocation                               111                 347                 601                1,329
-----------------------------------------------------------------------------------------------------------------------
  Global Bond                                      89                 278                 482                1,073
-----------------------------------------------------------------------------------------------------------------------
  Global Real Estate                              128                 400                 692                1,523
-----------------------------------------------------------------------------------------------------------------------
  Growth                                           95                 296                 515                1,143
-----------------------------------------------------------------------------------------------------------------------
  U.S. Core                                        88                 274                 477                1,061
-----------------------------------------------------------------------------------------------------------------------
  Growth & Income                                  83                 259                 450                1,002
-----------------------------------------------------------------------------------------------------------------------
  Growth Opportunities                            101                 315                 547                1,213
-----------------------------------------------------------------------------------------------------------------------
  Health Sciences                                 124                 387                 670                1,477
-----------------------------------------------------------------------------------------------------------------------
  High Income                                     102                 318                 552                1,225
-----------------------------------------------------------------------------------------------------------------------
  High Yield                                       80                 249                 433                  966
-----------------------------------------------------------------------------------------------------------------------
  Income & Value                                  145                 449                 776                1,702
-----------------------------------------------------------------------------------------------------------------------
  Index Allocation                                 61                 192                 335                  750
-----------------------------------------------------------------------------------------------------------------------
  International Equity Index A                     69                 218                 379                  847
-----------------------------------------------------------------------------------------------------------------------
  International Growth                            111                 347                 601                1,329
-----------------------------------------------------------------------------------------------------------------------
  International Opportunities                     103                 322                 558                1,236
-----------------------------------------------------------------------------------------------------------------------
  International Small Cap                         120                 375                 649                1,432
-----------------------------------------------------------------------------------------------------------------------
  International Small Company                     119                 372                 644                1,420
-----------------------------------------------------------------------------------------------------------------------
  International Core                              103                 322                 558                1,236
-----------------------------------------------------------------------------------------------------------------------
  International Value                             108                 337                 585                1,294
-----------------------------------------------------------------------------------------------------------------------
  Intrinsic Value                                  98                 306                 531                1,178
-----------------------------------------------------------------------------------------------------------------------
  Investment Quality Bond                          76                 237                 411                  918
-----------------------------------------------------------------------------------------------------------------------
  Large Cap                                        96                 300                 520                1,155
-----------------------------------------------------------------------------------------------------------------------
  Large Cap Value                                  99                 309                 536                1,190
-----------------------------------------------------------------------------------------------------------------------
  Lifestyle Aggressive                            107                 334                 579                1,283
-----------------------------------------------------------------------------------------------------------------------
  Lifestyle Growth                                101                 315                 547                1,213
-----------------------------------------------------------------------------------------------------------------------
  Lifestyle Balanced                               98                 306                 531                1,178
-----------------------------------------------------------------------------------------------------------------------
  Lifestyle Moderate                               93                 290                 504                1,120
-----------------------------------------------------------------------------------------------------------------------
  Lifestyle Conservative                           90                 281                 488                1,084
-----------------------------------------------------------------------------------------------------------------------
  Managed                                          82                 255                 444                  990
-----------------------------------------------------------------------------------------------------------------------
  Mid Cap Core                                    102                 318                 552                1,225
-----------------------------------------------------------------------------------------------------------------------
  Mid Cap Index                                    59                 186                 324                  726
-----------------------------------------------------------------------------------------------------------------------
  Mid Cap Stock                                    99                 309                 536                1,190
-----------------------------------------------------------------------------------------------------------------------
  Mid Cap Value                                    97                 303                 525                1,166
-----------------------------------------------------------------------------------------------------------------------
  Mid Cap Value Equity                            109                 340                 590                1,306
-----------------------------------------------------------------------------------------------------------------------
  Mid Value                                       113                 353                 612                1,352
-----------------------------------------------------------------------------------------------------------------------
  Money Market                                     58                 183                 318                  714
-----------------------------------------------------------------------------------------------------------------------
  Natural Resources                               114                 356                 617                1,363
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                 FUND                           1 YEAR              3 YEAR              5 YEAR             10 YEAR
-----------------------------------------------------------------------------------------------------------------------
  Overseas Equity                                $135                $421                $729               $1,601
-----------------------------------------------------------------------------------------------------------------------
  Pacific Rim                                     111                 347                 601                1,329
-----------------------------------------------------------------------------------------------------------------------
  Quantitative All Cap                             84                 262                 455                1,014
-----------------------------------------------------------------------------------------------------------------------
  Quantitative Mid Cap                             91                 284                 493                1,096
-----------------------------------------------------------------------------------------------------------------------
  Quantitative Value                               83                 259                 450                1,002
-----------------------------------------------------------------------------------------------------------------------
  Real Estate Equity                              113                 353                 612                1,352
-----------------------------------------------------------------------------------------------------------------------
  Real Estate Securities                           83                 259                 450                1,002
-----------------------------------------------------------------------------------------------------------------------
  Real Return Bond                                 84                 262                 455                1,014
-----------------------------------------------------------------------------------------------------------------------
  Science & Technology                            119                 372                 644                1,420
-----------------------------------------------------------------------------------------------------------------------
  Short-Term Bond                                  75                 233                 406                  906
-----------------------------------------------------------------------------------------------------------------------
  Small Cap                                        95                 296                 515                1,143
-----------------------------------------------------------------------------------------------------------------------
  Small Cap Growth                                120                 375                 649                1,432
-----------------------------------------------------------------------------------------------------------------------
  Small Cap Index                                  59                 186                 324                  726
-----------------------------------------------------------------------------------------------------------------------
  Small Cap Opportunities                         114                 356                 617                1,363
-----------------------------------------------------------------------------------------------------------------------
  Small Cap Value                                 119                 372                 644                1,420
-----------------------------------------------------------------------------------------------------------------------
  Small Company                                   143                 443                 766                1,680
-----------------------------------------------------------------------------------------------------------------------
  Small Company Growth                            125                 390                 676                1,489
-----------------------------------------------------------------------------------------------------------------------
  Small Company Value                             115                 359                 622                1,375
-----------------------------------------------------------------------------------------------------------------------
  Special Value                                   128                 400                 692                1,523
-----------------------------------------------------------------------------------------------------------------------
  Spectrum Income                                  87                 271                 471                1,049
-----------------------------------------------------------------------------------------------------------------------
  Strategic Bond                                   82                 255                 444                  990
-----------------------------------------------------------------------------------------------------------------------
  Strategic Income                                110                 343                 595                1,317
-----------------------------------------------------------------------------------------------------------------------
  Strategic Opportunities                          95                 296                 515                1,143
-----------------------------------------------------------------------------------------------------------------------
  Strategic Value                                 100                 312                 542                1,201
-----------------------------------------------------------------------------------------------------------------------
  Total Return                                     85                 265                 460                1,025
-----------------------------------------------------------------------------------------------------------------------
  Total Stock Market Index                         59                 186                 324                  726
-----------------------------------------------------------------------------------------------------------------------
  U.S. Global Leaders Growth                       83                 259                 450                1,002
-----------------------------------------------------------------------------------------------------------------------
  U.S. Government Securities                       73                 227                 395                  883
-----------------------------------------------------------------------------------------------------------------------
  U.S. High Yield Bond                            102                 318                 552                1,225
-----------------------------------------------------------------------------------------------------------------------
  U.S. Large Cap                                   96                 300                 520                1,155
-----------------------------------------------------------------------------------------------------------------------
  U.S. Multi Sector                                87                 271                 471                1,049
-----------------------------------------------------------------------------------------------------------------------
  Utilities                                       111                 347                 601                1,329
-----------------------------------------------------------------------------------------------------------------------
  Value                                            87                 271                 471                1,049
-----------------------------------------------------------------------------------------------------------------------
  Value & Restructuring                            98                 306                 531                1,178
-----------------------------------------------------------------------------------------------------------------------
  Value Opportunities                             101                 315                 547                1,213
-----------------------------------------------------------------------------------------------------------------------
  Vista                                           113                 353                 612                1,352
-----------------------------------------------------------------------------------------------------------------------

SERIES II SHARES

-----------------------------------------------------------------------------------------------------------------------
                 FUND                           1 YEAR              3 YEAR              5 YEAR             10 YEAR
-----------------------------------------------------------------------------------------------------------------------
  500 Index                                      $ 78                $243                $422               $  942
-----------------------------------------------------------------------------------------------------------------------
  Absolute Return                                 134                 418                 723                1,590
-----------------------------------------------------------------------------------------------------------------------
  Active Bond                                      94                 293                 509                1,131
-----------------------------------------------------------------------------------------------------------------------
  All Cap Core                                    114                 356                 617                1,363
-----------------------------------------------------------------------------------------------------------------------
  All Cap Growth                                  118                 368                 638                1,409
-----------------------------------------------------------------------------------------------------------------------
  All Cap Value                                   117                 365                 633                1,398
-----------------------------------------------------------------------------------------------------------------------
  American Blue Chip Income and Growth            125                 390                 676                1,489
-----------------------------------------------------------------------------------------------------------------------
  American Bond                                   124                 387                 670                1,477
-----------------------------------------------------------------------------------------------------------------------
  American Growth-Income                          110                 343                 595                1,317
-----------------------------------------------------------------------------------------------------------------------
  American International                          137                 428                 739                1,624
-----------------------------------------------------------------------------------------------------------------------
  American Growth                                 114                 356                 617                1,363
-----------------------------------------------------------------------------------------------------------------------
  Blue Chip Growth                                115                 359                 622                1,375
-----------------------------------------------------------------------------------------------------------------------
  Bond Index                                       79                 246                 428                  954
-----------------------------------------------------------------------------------------------------------------------
  Capital Appreciation                            113                 353                 612                1,352
-----------------------------------------------------------------------------------------------------------------------
  Classic Value                                   131                 409                 708                1,556
-----------------------------------------------------------------------------------------------------------------------
  Core Bond                                       101                 315                 547                1,213
-----------------------------------------------------------------------------------------------------------------------
  Core Equity                                     112                 350                 606                1,340
-----------------------------------------------------------------------------------------------------------------------
  Dynamic Growth                                  129                 403                 697                1,534
-----------------------------------------------------------------------------------------------------------------------
  Emerging Growth                                 115                 359                 622                1,375
-----------------------------------------------------------------------------------------------------------------------
  Emerging Small Company                          131                 409                 708                1,556
-----------------------------------------------------------------------------------------------------------------------
  Equity-Income                                   113                 353                 612                1,352
-----------------------------------------------------------------------------------------------------------------------
  Financial Services                              118                 368                 638                1,409
-----------------------------------------------------------------------------------------------------------------------
  Fundamental Value                               109                 340                 590                1,306
-----------------------------------------------------------------------------------------------------------------------
  Global                                          125                 390                 676                1,489
-----------------------------------------------------------------------------------------------------------------------
  Global Allocation                               131                 409                 708                1,556
-----------------------------------------------------------------------------------------------------------------------
  Global Bond                                     109                 340                 590                1,306
-----------------------------------------------------------------------------------------------------------------------
  Global Real Estate                              149                 462                 797                1,746
-----------------------------------------------------------------------------------------------------------------------
  Growth                                          115                 359                 622                1,375
-----------------------------------------------------------------------------------------------------------------------
  U.S. Core                                       108                 337                 585                1,294
-----------------------------------------------------------------------------------------------------------------------
  Growth & Income                                 103                 322                 558                1,236
-----------------------------------------------------------------------------------------------------------------------
  Growth Opportunities                            121                 378                 654                1,443
-----------------------------------------------------------------------------------------------------------------------
  Health Sciences                                 145                 449                 776                1,702
-----------------------------------------------------------------------------------------------------------------------
  High Income                                     122                 381                 660                1,455
-----------------------------------------------------------------------------------------------------------------------
  High Yield                                      100                 312                 542                1,201
-----------------------------------------------------------------------------------------------------------------------
  Income & Value                                  165                 511                 881                1,922
-----------------------------------------------------------------------------------------------------------------------
  Index Allocation                                 82                 255                 444                  990
-----------------------------------------------------------------------------------------------------------------------
  International Equity Index A                     90                 281                 488                1,084
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                 FUND                           1 YEAR              3 YEAR              5 YEAR             10 YEAR
-----------------------------------------------------------------------------------------------------------------------
  International Growth                           $131                $409                $708               $1,556
-----------------------------------------------------------------------------------------------------------------------
  International Opportunities                     123                 384                 665                1,466
-----------------------------------------------------------------------------------------------------------------------
  International Small Cap                         140                 437                 755                1,657
-----------------------------------------------------------------------------------------------------------------------
  International Small Company                     139                 434                 750                1,646
-----------------------------------------------------------------------------------------------------------------------
  International Core                              123                 384                 665                1,466
-----------------------------------------------------------------------------------------------------------------------
  International Value                             128                 400                 692                1,523
-----------------------------------------------------------------------------------------------------------------------
  Intrinsic Value                                 118                 368                 638                1,409
-----------------------------------------------------------------------------------------------------------------------
  Investment Quality Bond                          96                 300                 520                1,155
-----------------------------------------------------------------------------------------------------------------------
  Large Cap                                       116                 362                 628                1,386
-----------------------------------------------------------------------------------------------------------------------
  Large Cap Value                                 119                 372                 644                1,420
-----------------------------------------------------------------------------------------------------------------------
  Lifestyle Aggressive                            127                 397                 686                1,511
-----------------------------------------------------------------------------------------------------------------------
  Lifestyle Growth                                121                 378                 654                1,443
-----------------------------------------------------------------------------------------------------------------------
  Lifestyle Balanced                              118                 368                 638                1,409
-----------------------------------------------------------------------------------------------------------------------
  Lifestyle Moderate                              113                 353                 612                1,352
-----------------------------------------------------------------------------------------------------------------------
  Lifestyle Conservative                          110                 343                 595                1,317
-----------------------------------------------------------------------------------------------------------------------
  Managed                                         102                 318                 552                1,225
-----------------------------------------------------------------------------------------------------------------------
  Mid Cap Core                                    122                 381                 660                1,455
-----------------------------------------------------------------------------------------------------------------------
  Mid Cap Index                                    80                 249                 433                  966
-----------------------------------------------------------------------------------------------------------------------
  Mid Cap Stock                                   119                 372                 644                1,420
-----------------------------------------------------------------------------------------------------------------------
  Mid Cap Value                                   117                 365                 633                1,398
-----------------------------------------------------------------------------------------------------------------------
  Mid Cap Value Equity                            129                 403                 697                1,534
-----------------------------------------------------------------------------------------------------------------------
  Mid Value                                       133                 415                 718                1,579
-----------------------------------------------------------------------------------------------------------------------
  Money Market                                     79                 246                 428                  954
-----------------------------------------------------------------------------------------------------------------------
  Natural Resources                               134                 418                 723                1,590
-----------------------------------------------------------------------------------------------------------------------
  Overseas Equity                                 156                 483                 834                1,824
-----------------------------------------------------------------------------------------------------------------------
  Pacific Rim                                     131                 409                 408                1,556
-----------------------------------------------------------------------------------------------------------------------
  Quantitative All Cap                            104                 325                 563                1,248
-----------------------------------------------------------------------------------------------------------------------
  Quantitative Mid Cap                            111                 347                 601                1,329
-----------------------------------------------------------------------------------------------------------------------
  Quantitative Value                              103                 322                 558                1,236
-----------------------------------------------------------------------------------------------------------------------
  Real Estate Equity                              133                 415                 718                1,579
-----------------------------------------------------------------------------------------------------------------------
  Real Estate Securities                          103                 322                 558                1,236
-----------------------------------------------------------------------------------------------------------------------
  Real Return Bond                                104                 325                 563                1,248
-----------------------------------------------------------------------------------------------------------------------
  Science & Technology                            139                 434                 750                1,646
-----------------------------------------------------------------------------------------------------------------------
  Short-Term Bond                                  95                 296                 515                1,143
-----------------------------------------------------------------------------------------------------------------------
  Small Cap                                       115                 359                 622                1,375
-----------------------------------------------------------------------------------------------------------------------
  Small Cap Growth                                140                 437                 755                1,657
-----------------------------------------------------------------------------------------------------------------------
  Small Cap Index                                  80                 249                 433                  966
-----------------------------------------------------------------------------------------------------------------------
  Small Cap Opportunities                         134                 418                 723                1,590
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                 FUND                           1 YEAR              3 YEAR              5 YEAR             10 YEAR
-----------------------------------------------------------------------------------------------------------------------
  Small Cap Value                                $139                $434                $750               $1,646
-----------------------------------------------------------------------------------------------------------------------
  Small Company                                   163                 505                 871                1,900
-----------------------------------------------------------------------------------------------------------------------
  Small Company Growth                            146                 452                 782                1,713
-----------------------------------------------------------------------------------------------------------------------
  Small Company Value                             135                 421                 729                1,601
-----------------------------------------------------------------------------------------------------------------------
  Special Value                                   149                 462                 797                1,746
-----------------------------------------------------------------------------------------------------------------------
  Spectrum Income                                 107                 334                 579                1,283
-----------------------------------------------------------------------------------------------------------------------
  Strategic Bond                                  102                 318                 552                1,225
-----------------------------------------------------------------------------------------------------------------------
  Strategic Income                                130                 406                 702                1,545
-----------------------------------------------------------------------------------------------------------------------
  Strategic Opportunities                         115                 359                 622                1,375
-----------------------------------------------------------------------------------------------------------------------
  Strategic Value                                 120                 375                 649                1,432
-----------------------------------------------------------------------------------------------------------------------
  Total Return                                    105                 328                 569                1,259
-----------------------------------------------------------------------------------------------------------------------
  Total Stock Market Index                         80                 249                 433                  966
-----------------------------------------------------------------------------------------------------------------------
  U.S. Global Leaders Growth                      103                 322                 558                1,236
-----------------------------------------------------------------------------------------------------------------------
  U.S. Government Securities                       93                 290                 504                1,120
-----------------------------------------------------------------------------------------------------------------------
  U.S. High Yield Bond                            122                 381                 660                1,455
-----------------------------------------------------------------------------------------------------------------------
  U.S. Large Cap                                  116                 362                 628                1,386
-----------------------------------------------------------------------------------------------------------------------
  U.S. Multi Sector                               107                 334                 579                1,283
-----------------------------------------------------------------------------------------------------------------------
  Utilities                                       131                 409                 708                1,556
-----------------------------------------------------------------------------------------------------------------------
  Value                                           107                 334                 579                1,283
-----------------------------------------------------------------------------------------------------------------------
  Value & Restructuring                           118                 368                 638                1,409
-----------------------------------------------------------------------------------------------------------------------
  Value Opportunities                             121                 378                 654                1,443
-----------------------------------------------------------------------------------------------------------------------
  Vista                                           133                 415                 718                1,579
-----------------------------------------------------------------------------------------------------------------------

SERIES III SHARES

-----------------------------------------------------------------------------------------------------------------------
                 FUND                           1 YEAR              3 YEAR              5 YEAR             10 YEAR
-----------------------------------------------------------------------------------------------------------------------
  500 Index                                     $  146              $  452              $  782              $1,713
-----------------------------------------------------------------------------------------------------------------------
  Absolute Return                                   NA                  NA                  NA                  NA
-----------------------------------------------------------------------------------------------------------------------
  Active Bond                                       NA                  NA                  NA                  NA
-----------------------------------------------------------------------------------------------------------------------
  All Cap Core                                      NA                  NA                  NA                  NA
-----------------------------------------------------------------------------------------------------------------------
  All Cap Growth                                    NA                  NA                  NA                  NA
-----------------------------------------------------------------------------------------------------------------------
  All Cap Value                                    193                 597               1,026               2,222
-----------------------------------------------------------------------------------------------------------------------
  Blue Chip Growth                                 201                 621               1,068               2,306
-----------------------------------------------------------------------------------------------------------------------
  Bond Index                                        NA                  NA                  NA                  NA
-----------------------------------------------------------------------------------------------------------------------
  Capital Appreciation                              NA                  NA                  NA                  NA
-----------------------------------------------------------------------------------------------------------------------
  Classic Value                                     NA                  NA                  NA                  NA
-----------------------------------------------------------------------------------------------------------------------
  Core Bond                                         NA                  NA                  NA                  NA
-----------------------------------------------------------------------------------------------------------------------
  Core Equity                                       NA                  NA                  NA                  NA
-----------------------------------------------------------------------------------------------------------------------
  Dynamic Growth                                    NA                  NA                  NA                  NA
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                 FUND                           1 YEAR              3 YEAR              5 YEAR             10 YEAR
-----------------------------------------------------------------------------------------------------------------------
  Emerging Growth                               $  253              $  779              $1,331              $2,836
-----------------------------------------------------------------------------------------------------------------------
  Emerging Small Company                           327                 998               1,693               3,540
-----------------------------------------------------------------------------------------------------------------------
  Equity-Income                                    219                 676               1,159               2,493
-----------------------------------------------------------------------------------------------------------------------
  Financial Services                               289                 886               1,508               3,185
-----------------------------------------------------------------------------------------------------------------------
  Fundamental Value                                191                 591               1,016               2,201
-----------------------------------------------------------------------------------------------------------------------
  Global                                           268                 823               1,405               2,983
-----------------------------------------------------------------------------------------------------------------------
  Global Allocation                                 NA                  NA                  NA                  NA
-----------------------------------------------------------------------------------------------------------------------
  Global Bond                                      210                 649               1,114               2,400
-----------------------------------------------------------------------------------------------------------------------
  Global Real Estate                                NA                  NA                  NA                  NA
-----------------------------------------------------------------------------------------------------------------------
  Growth                                            NA                  NA                  NA                  NA
-----------------------------------------------------------------------------------------------------------------------
  U.S. Core                                         NA                  NA                  NA                  NA
-----------------------------------------------------------------------------------------------------------------------
  Growth & Income                                   NA                  NA                  NA                  NA
-----------------------------------------------------------------------------------------------------------------------
  Growth Opportunities                              NA                  NA                  NA                  NA
-----------------------------------------------------------------------------------------------------------------------
  Health Sciences                                  251                 773               1,321               2,816
-----------------------------------------------------------------------------------------------------------------------
  High Income                                       NA                  NA                  NA                  NA
-----------------------------------------------------------------------------------------------------------------------
  High Yield                                       197                 609               1,047               2,264
-----------------------------------------------------------------------------------------------------------------------
  Income & Value                                    NA                  NA                  NA                  NA
-----------------------------------------------------------------------------------------------------------------------
  Index Allocation                                  NA                  NA                  NA                  NA
-----------------------------------------------------------------------------------------------------------------------
  International Equity Index A                     402               1,218               2,051               4,206
-----------------------------------------------------------------------------------------------------------------------
  International Growth                              NA                  NA                  NA                  NA
-----------------------------------------------------------------------------------------------------------------------
  International Opportunities                       NA                  NA                  NA                  NA
-----------------------------------------------------------------------------------------------------------------------
  International Small Cap                          317                 969               1,645               3,448
-----------------------------------------------------------------------------------------------------------------------
  International Small Company                       NA                  NA                  NA                  NA
-----------------------------------------------------------------------------------------------------------------------
  International Core                                NA                  NA                  NA                  NA
-----------------------------------------------------------------------------------------------------------------------
  International Value                               NA                  NA                  NA                  NA
-----------------------------------------------------------------------------------------------------------------------
  Intrinsic Value                                   NA                  NA                  NA                  NA
-----------------------------------------------------------------------------------------------------------------------
  Investment Quality Bond                          259                 796               1,360               2,895
-----------------------------------------------------------------------------------------------------------------------
  Large Cap                                         NA                  NA                  NA                  NA
-----------------------------------------------------------------------------------------------------------------------
  Large Cap Value                                   NA                  NA                  NA                  NA
-----------------------------------------------------------------------------------------------------------------------
  Lifestyle Aggressive                              NA                  NA                  NA                  NA
-----------------------------------------------------------------------------------------------------------------------
  Lifestyle Growth                                  NA                  NA                  NA                  NA
-----------------------------------------------------------------------------------------------------------------------
  Lifestyle Balanced                                NA                  NA                  NA                  NA
-----------------------------------------------------------------------------------------------------------------------
  Lifestyle Moderate                                NA                  NA                  NA                  NA
-----------------------------------------------------------------------------------------------------------------------
  Lifestyle Conservative                            NA                  NA                  NA                  NA
-----------------------------------------------------------------------------------------------------------------------
  Managed                                           NA                  NA                  NA                  NA
-----------------------------------------------------------------------------------------------------------------------
  Mid Cap Core                                      NA                  NA                  NA                  NA
-----------------------------------------------------------------------------------------------------------------------
  Mid Cap Index                                    157                 486                 839               1,834
-----------------------------------------------------------------------------------------------------------------------
  Mid Cap Stock                                    184                 569                 980               2,127
-----------------------------------------------------------------------------------------------------------------------
  Mid Cap Value                                    198                 612               1,052               2,275
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                 FUND                           1 YEAR              3 YEAR              5 YEAR             10 YEAR
-----------------------------------------------------------------------------------------------------------------------
  Mid Cap Value Equity                              NA                  NA                  NA                  NA
-----------------------------------------------------------------------------------------------------------------------
  Mid Value                                         NA                  NA                  NA                  NA
-----------------------------------------------------------------------------------------------------------------------
  Money Market                                  $  151              $  468              $  808              $1,768
-----------------------------------------------------------------------------------------------------------------------
  Natural Resources                                210                 649               1,114               2,400
-----------------------------------------------------------------------------------------------------------------------
  Overseas Equity                                   NA                  NA                  NA                  NA
-----------------------------------------------------------------------------------------------------------------------
  Pacific Rim                                      275                 844               1,440               3,051
-----------------------------------------------------------------------------------------------------------------------
  Quantitative All Cap                             184                 569                 980               2,127
-----------------------------------------------------------------------------------------------------------------------
  Quantitative Mid Cap                              NA                  NA                  NA                  NA
-----------------------------------------------------------------------------------------------------------------------
  Quantitative Value                                NA                  NA                  NA                  NA
-----------------------------------------------------------------------------------------------------------------------
  Real Estate Equity                                NA                  NA                  NA                  NA
-----------------------------------------------------------------------------------------------------------------------
  Real Estate Securities                           182                 563                 970               2,105
-----------------------------------------------------------------------------------------------------------------------
  Real Return Bond                                 194                 600               1,032               2,233
-----------------------------------------------------------------------------------------------------------------------
  Science & Technology                             207                 640               1,098               2,369
-----------------------------------------------------------------------------------------------------------------------
  Short-Term Bond                                   NA                  NA                  NA                  NA
-----------------------------------------------------------------------------------------------------------------------
  Small Cap                                         NA                  NA                  NA                  NA
-----------------------------------------------------------------------------------------------------------------------
  Small Cap Growth                                  NA                  NA                  NA                  NA
-----------------------------------------------------------------------------------------------------------------------
  Small Cap Index                                  161                 499                 860               1,878
-----------------------------------------------------------------------------------------------------------------------
  Small Cap Opportunities                           NA                  NA                  NA                  NA
-----------------------------------------------------------------------------------------------------------------------
  Small Cap Value                                   NA                  NA                  NA                  NA
-----------------------------------------------------------------------------------------------------------------------
  Small Company                                     NA                  NA                  NA                  NA
-----------------------------------------------------------------------------------------------------------------------
  Small Company Growth                              NA                  NA                  NA                  NA
-----------------------------------------------------------------------------------------------------------------------
  Small Company Value                               NA                  NA                  NA                  NA
-----------------------------------------------------------------------------------------------------------------------
  Special Value                                    245                 755               1,291               2,756
-----------------------------------------------------------------------------------------------------------------------
  Spectrum Income                                   NA                  NA                  NA                  NA
-----------------------------------------------------------------------------------------------------------------------
  Strategic Bond                                   211                 652               1,119               2,410
-----------------------------------------------------------------------------------------------------------------------
  Strategic Income                                  NA                  NA                  NA                  NA
-----------------------------------------------------------------------------------------------------------------------
  Strategic Opportunities                           NA                  NA                  NA                  NA
-----------------------------------------------------------------------------------------------------------------------
  Strategic Value                                   NA                  NA                  NA                  NA
-----------------------------------------------------------------------------------------------------------------------
  Total Return                                     178                 551                 949               2,062
-----------------------------------------------------------------------------------------------------------------------
  Total Stock Market Index                         175                 542                 933               2,030
-----------------------------------------------------------------------------------------------------------------------
  U.S. Global Leaders Growth                     1,003               2,852               4,510               7,944
-----------------------------------------------------------------------------------------------------------------------
  U.S. Government Securities                       255                 785               1,340               2,856
-----------------------------------------------------------------------------------------------------------------------
  U.S. High Yield Bond                              NA                  NA                  NA                  NA
-----------------------------------------------------------------------------------------------------------------------
  U.S. Large Cap                                    NA                  NA                  NA                  NA
-----------------------------------------------------------------------------------------------------------------------
  U.S. Multi Sector                                 NA                  NA                  NA                  NA
-----------------------------------------------------------------------------------------------------------------------
  Utilities                                        225                 694               1,190               2,554
-----------------------------------------------------------------------------------------------------------------------
  Value                                             NA                  NA                  NA                  NA
-----------------------------------------------------------------------------------------------------------------------
  Value & Restructuring                             NA                  NA                  NA                  NA
-----------------------------------------------------------------------------------------------------------------------
  Value Opportunities                               NA                  NA                  NA                  NA
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                 FUND                           1 YEAR              3 YEAR              5 YEAR             10 YEAR
-----------------------------------------------------------------------------------------------------------------------
  Vista                                             NA                  NA                  NA                  NA
-----------------------------------------------------------------------------------------------------------------------

SERIES IIIA SHARES

-----------------------------------------------------------------------------------------------------------------------
                 FUND                           1 YEAR              3 YEAR              5 YEAR             10 YEAR
-----------------------------------------------------------------------------------------------------------------------
  Lifestyle Aggressive                           $213                $658               $1,129              $2,431
-----------------------------------------------------------------------------------------------------------------------
  Lifestyle Growth                                201                 621                1,068               2,306
-----------------------------------------------------------------------------------------------------------------------
  Lifestyle Balanced                              199                 615                1,057               2,285
-----------------------------------------------------------------------------------------------------------------------
  Lifestyle Moderate                              202                 624                1,073               2,317
-----------------------------------------------------------------------------------------------------------------------
  Lifestyle Conservative                          201                 621                1,068               2,306
-----------------------------------------------------------------------------------------------------------------------

                                SMALL CAP FUNDS

EMERGING GROWTH TRUST

SUBADVISER:  Sovereign Asset Management, LLC ("Sovereign")

INVESTMENT OBJECTIVE:  To seek superior long-term rates of return through capital appreciation.

INVESTMENT STRATEGIES: The portfolio seeks to achieve its objective by investing, under normal circumstances, primarily in high quality securities (those with a proven track record of performance and/or growth) and convertible instruments of small-cap U.S. companies.

     Stocks of publicly traded companies -- and mutual funds that hold these stocks -- can be classified by the companies' market value, or capitalization. Market capitalization is defined according to Morningstar U.S. as follows: Based on a universe of the 5000 largest stocks in the U.S., the top 5% of the universe are large cap, the next 15% mid cap, and the bottom 80% are classified as small cap.

     The portfolio will focus on purchasing high quality securities of small-cap U.S. companies whose growth prospects are better than average because they have a unique product or a technology/service edge or an expanding market share.

     Sovereign focuses on a universe of approximately 1000 leading emerging growth stocks (those with growth prospects that are expected to be better than average) derived through a host of considerations including: size, fundamental analysis, balance sheet and market share analysis, company and industry growth prospectus and management interviews. The management team then uses a proprietary, quantitative system to rank stocks based on a variety of financial measures. Top-ranked stocks meeting both fundamental and quantitative criteria will be considered for the portfolio.

     The Emerging Growth Trust may invest to a limited extent in foreign securities and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date. Investments in foreign securities may include depositary receipts.

     The Emerging Growth Trust may also invest to a limited extent in fixed income securities including money market instruments.

     The Trust may invest in or use the following derivatives for hedging purposes in a manner consistent with the investment objective of the Trust and as permitted by applicable securities legislation: S&P Depository Receipts, Russell 2000 Growth I shares (or similar types of exchange traded funds), stock index futures contracts and options of stock index futures contracts. Such use would include the hedging of significant cash flows into or out of the Trust.

     For information on temporary defensive investing see "Investment Objectives and Strategies -- Temporary Defensive Investing" on page 1.

Principal Risks of Investing in this Portfolio

     The principal risks of investing in the portfolio, which could adversely affect its net asset value and performance, include:

         --  Equity Securities Risk                       --  Growth Investing Risk
         --  Foreign Securities Risk                      --  Derivatives Risk
         --  Small and Medium Size Companies Risk         --  Issuer Risk
         --  Fixed Income Securities Risk                 --  Active Management Risk
         --  High Portfolio Turnover Risk

     These and other risks are described under "Risks of Investing in Certain Types of Securities" following the fund descriptions. The risks of investing in derivatives are described in the Prospectus under "Hedging and Other Strategic Transactions.

     In addition, market timers may target portfolios with significant investments in small cap securities. The portfolio may invest significant amounts in such securities.

Performance(A, B, C, D)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 11.97% (for the quarter ended 12/2004) and the lowest return was -6.19% (for the quarter ended 9/2004).


--------------------------------------------------------------------------------

         6.9%       7.7%
         2004       2005

--------------------------------------------------------------------------------


                                                           One     Life of    Date First
                                                          Year    Portfolio   Available
 Emerging Growth Trust
   Series I                                               7.65%    16.64%     05/05/2003
   Series II                                              7.38%    16.38%     05/05/2003
   Series III(C)                                          7.59%    16.62%     09/05/2003
   Series NAV(B)                                          7.72%    16.67%     02/28/2005
 Russell 2000 Growth Index(A)                             4.15%    21.50%

(A)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since the information for this index is only provided as of a month end.

(B)NAV shares were first offered February 28, 2005. Performance prior to February 28, 2005 is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses performance would be higher.

(C)Series III shares were first offered September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series III shares. Had the performance for periods prior to September 5, 2005 reflected Series III expenses, performance would be lower.

(D)On April 28, 2006, the portfolio changed subadvisers. Performance reflects results prior to this change.

SUBADVISER AND PORTFOLIO MANAGERS

     Sovereign, a Delaware limited liability company located at 101 Huntington Avenue, Boston, Massachusetts, was founded in 1979 and is a wholly owned subsidiary of John Hancock Financial Services, Inc. ("JHFS"). JHFS is a subsidiary of Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

     The Portfolio Managers are:

      -- Henry E. Mehlman, CFA (since May, 2006). Mr. Mehlman joined Sovereign in 2006. Prior to joining Sovereign he was employed by an affiliate of Sovereign, John Hancock Advisers, LLC (since 2002). Mr. Mehlman received a B.A. and J.D. from the University of Florida.

      -- Alan E. Norton, CFA (since May, 2006). Mr. Norton joined Sovereign in 2006. Prior to joining Sovereign, Mr. Norton was employed by an affiliate of Sovereign, John Hancock Advisers, LLC (since 2002). Mr. Norton received a B.A. from Trinity College and a M.B.A. from Babson College.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

EMERGING SMALL COMPANY TRUST

SUBADVISER:  RCM Capital Management LLC ("RCM")

INVESTMENT OBJECTIVE:  To seek long term capital appreciation

INVESTMENT STRATEGIES: The portfolio invests, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of U.S. companies with smaller capitalizations (which RCM defines as companies with market capitalizations of not less than 50% and not more than 200% of the weighted average market capitalization of the Russell 2000 Index (not less than $105 million and not more than $4.4 billion as of December 31, 2005. The capitalization criteria applies at the time of investment. The portfolio may also invest up to 15% of its assets in foreign securities including emerging markets. The portfolio may also from time to time invest a significant percentage of its assets in the technology and/or healthcare sectors.

     RCM seeks to create an investment portfolio of growth stocks across major industry groups. The portfolio managers evaluate individual stocks based on their growth, quality and valuation characteristics. Examples of growth characteristics include the potential for sustained earnings growth and the development of proprietary products or services; examples of quality characteristics include the integrity of management and a strong balance sheet; and examples of valuation characteristics include relative valuation and upside potential.

     In addition to traditional research activities, the portfolio managers use Grassroots (sm) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the portfolio invests or contemplates investing, and provides a "second look" at potential investments and checks marketplace assumptions about market demand for particular products and services. RCM sells securities they deem appropriate in accordance with sound investment practices and the portfolio's investment objectives and as necessary for redemption purposes.

     For information on temporary defensive investing see "Investment Objectives and Strategies -- Temporary Defensive Investing" on page 1.

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

Principal Risks of Investing in this Portfolio

     The principal risks of investing in the portfolio, which could adversely affect its net asset value and performance, include:

 --  Equity Securities Risk

 --  Small Companies Risk

 --  Liquidity Risk

 --  IPOs ("Initial Public Offerings") Risk

 --  Growth Investing

 --  Foreign Securities Risk (including emerging

     markets risk and currency risk)

 --  Derivatives Risk

 --  Issuer Risk

 --  Active Management Risk

 --  Industry or Sector Investing (Healthcare

     Related Risk and Technology Related Risk)

     These and other risks are described under "Risks of Investing in Certain Types of Securities" following the fund descriptions. The risks of investing in derivatives are described in this prospectus under "Hedging and Other Strategic Transactions."

     The portfolio may engage in short-term trading. A high portfolio turnover rate (100% or more) could produce additional trading costs, which would detract from the portfolio's performance.

     In addition, market timers may target portfolios with significant investments in small cap securities. The portfolio may invest significant amounts in such securities.

Performance(A, B, C, D, E)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 59.08% (for the quarter ended 12/1999) and the lowest return was -26.19% (for the quarter ended 3/2001).


--------------------------------------------------------------------------------

         0.1%      73.5%      -4.3%      -22.2%     -29.2%     39.7%      11.5%       5.0%
         1998       1999       2000       2001       2002       2003       2004       2005

--------------------------------------------------------------------------------


                                                           One     Five     Life of    Date First
                                                          Year    Years    Portfolio   Available
 Emerging Small Company Trust Series I                    5.04%   -2.06%     6.45%     01/01/1997
   Series II(D)                                           4.86%   -2.18%     6.38%     01/28/2002
   Series III(E)                                          4.83%   -2.10%     6.42%     09/05/2003
   Series NAV(C)                                          5.15%   -2.04%     6.46%     02/28/2005
 Russell 2000 Growth Index(B)                             4.15%    2.28%     3.98%

(A)The portfolio changed its subadviser and its investment objective on May 1, 1999 and also on April 28, 2006, performance reflects results prior to these changes.

(B)The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of month end.

(C)NAV shares were first offered February 28, 2005. Performance prior to February 28, 2005 is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses performance would be higher.

(D)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

(E)Series III shares were first offered September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series III shares. Had the performance for periods prior to September 5, 2005 reflected Series III expenses, performance would be lower.

SUBADVISERS AND PORTFOLIO MANAGERS

     RCM is located at Four Embarcadero Center, San Francisco, CA 94111. Established in 1998, and the successor to the business of its prior holding company, Dresdner RCM Global Investors US Holdings LLC, RCM provides advisory services to mutual funds and institutional accounts. RCM was originally formed as Rosenberg Capital Management in 1970, and it and its successors have been consistently in business since then. RCM was formerly known as Dresdner RCM Global Investors LLC. RCM is wholly owned by RCM US Holdings LLC ("US Holdings"). US Holdings is a Delaware limited liability company that is wholly owned by Allianz Global Investors AG ("AGI"). AGI, in turn, is owned by Allianz AG ("Allianz").

     The portfolio managers are:

      -- Thomas J. Ross (since May 2006). Director, Chief Investment Officer and Senior Portfolio Manager of RCM. Mr. Ross has senior portfolio management responsibilities for both the U.S. and International Small Cap strategies. Prior to joining RCM in 2001, he was a senior analyst and portfolio manager with Dresdner Bank's dit- Deutscher Investment Trust subsidiary in Frankfurt, Germany for 10 years, managing a variety of global portfolios. He has over 22 years' experience encompassing equity research and portfolio management.

      -- Louise M. Laufersweiler, CFA (since May, 2006). Director, Deputy Chief Investment Officer and Senior Portfolio Manager of RCM. She has senior portfolio management responsibilities for both mid-cap and small-cap equity strategies and is Chief Investment Officer for RCM Mid-Cap and Deputy Chief Investment Officer for RCM U.S. Small Cap.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

SMALL CAP TRUST

SUBADVISER:  Independence Investment LLC ("Independence")

INVESTMENT OBJECTIVE:  To seek maximum capital appreciation consistent with reasonable risk to principal.

INVESTMENT STRATEGIES: The portfolio invests, under normal market conditions, at least 80% of its net assets in equity securities of small cap companies.

     The portfolio invests, under normal market conditions, at least 80% of its net assets in equity securities of companies whose market capitalization does not exceed the greater of (a) $2 billion, (b) the market capitalization of the companies in the Russell 2000 Index ($4.4 billion as of December 31, 2005), and
(c) the market capitalization of the companies in the S&P Small Cap 600 Index ($4.25 billion as of December 31, 2005).

     The subadviser selects securities for the portfolio using a bottom-up selection process that focuses on stocks of statistically undervalued yet promising companies that it believes are likely to show improving fundamental prospects with identifiable catalysts for change. Examples of some of the catalysts the adviser may consider include a new product, new management, regulatory changes, industry or company restructuring or a strategic acquisition.

     The subadviser will attempt to identify undervalued securities using quantitative screening parameters, including various financial ratios and "earnings per share" revisions, which measure the change in earnings estimate expectations. The subadviser additionally narrows the list of stocks using fundamental security analysis, which may include on-site visits, outside research and analytical judgment.

     The portfolio may sell a stock, for example, if it reaches the target price set by the adviser; the adviser decides, by using the same quantitative screens it analyzed in the selection process, that the stock is statistically overvalued; or the adviser decides the earnings expectations or fundamental outlook for the company have deteriorated.

     The portfolio may invest in initial public offerings (IPOs). The portfolio may purchase other types of securities that are not primary investment vehicles, for example: U.S. dollar denominated foreign securities and ADRs, certain Exchange Traded Funds (ETFs), and certain derivatives (investments whose value is based on indices or other securities). For purposes of the portfolio, ETFs are considered securities with a market capitalization equal to the weighted average market capitalization of the basket of securities comprising the ETF.

     As timing the market is not an important part of the subadviser's investment strategy, cash reserves will normally represent a small portion of the fund's assets (under 20%).

     For information on temporary defensive investing see "Investment Objectives and Strategies -- Temporary Defensive Investing" on page 1.

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

Principal Risks of Investing in this Portfolio

     The principal risks of investing in the portfolio, which could adversely affect its net asset value and performance, include:

         --  Equity Securities Risk                       --  Value Investing Risk
         --  Small and Medium Size Companies Risk         --  Derivatives Risk
         --  Non-Diversified Portfolios Risk              --  Issuer Risk
         --  IPOs ("Initial Public Offerings") Risk       --  Active Management Risk

     These and other risks are described under "Risks of Investing in Certain Types of Securities" following the fund descriptions. The risks of investing in derivatives are described in this prospectus under "Hedging and Other Strategic Transactions."

     In addition, market timers may target portfolios with significant investments in small cap securities. The portfolio may invest significant amounts in such securities.

Performance

     Performance is not provided since the portfolio commenced operations in May, 2005.

SUBADVISER AND PORTFOLIO MANAGERS

     Independence, located at 53 State Street, Boston, Massachusetts 02109 is an indirect wholly owned subsidiary of John Hancock Life Insurance Company ("JHLICO"). JHLICO is located at 200 Clarendon Street, Boston, MA 02117. JHLICO is an indirect wholly owned subsidiary of Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

     The portfolio manager is:

      -- Charles S. Glovsky, CFA (since May 2005). Mr. Glovsky is a Senior Vice President and the Director of Small Cap strategies. He is a senior portfolio manager and has been in the industry since 1979. He joined Independence in 2000. Previously, he worked for Dewey Square Investors, Glovsky-Brown Capital Management, State Street Research & Management, Alex Brown & Sons, and Eppler, Guerin & Turner. He has a BA from Dartmouth College and an MBA from Stanford University. He is a Principal of Independence and is a member of the Independence Investment Committee, the CFA Institute and the Boston Security Analysts Society.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

SMALL CAP GROWTH TRUST

SUBADVISER:  Wellington Management Company, LLP ("Wellington Management")

INVESTMENT OBJECTIVE:  To seek long-term capital appreciation.

INVESTMENT STRATEGIES: The portfolio invests, under normal market conditions, primarily in small-cap companies that are believed to offer above-average potential for growth in revenues and earnings.

     Wellington Management selects stocks using a combination of quantitative screens and bottom-up, fundamental security research. Quantitative screening seeks to narrow the list of small capitalization companies and to identify a group of companies with strong revenue growth and accelerating earnings. Fundamental equity research seeks to identify individual companies from that group with a higher potential for earnings growth and capital appreciation.

     The sub-adviser looks for companies based on a combination of criteria including one or more of the following:

      --   Improving market shares and positive financial trends;

      --   Superior management with significant equity ownership; and

      --   Attractive valuations relative to earnings growth outlook.

     The portfolio is likely to experience periods of higher turnover in portfolio securities because the subadviser frequently adjusts the selection of companies and/or their position size based on these criteria. The portfolio's sector exposures are broadly diversified but are primarily a result of stock selection and therefore may vary significantly from the benchmark.

     The sub-adviser will normally invest at least 80% of the Trust's assets in small-cap companies. For the purposes of the portfolio, "small cap companies" are those with market capitalization that are within the range of capitalization of companies represented in either the Russell 2000 Growth Index ($26 million to $4.4 billion as of December 31, 2005) or the Russell 2000 Index ($105 million to $4.4 billion as of December 31, 2005).

     Except as otherwise stated under "Investment Objectives and Strategies -- Temporary Defensive Investing" on page 1, the portfolio normally has 10% or less (usually lower) of its assets in cash and cash equivalents.

     The portfolio may invest in initial public offerings (IPOs). The portfolio may also purchase each of the following types of securities, but not as a principal investment strategy: U.S. dollar denominated foreign securities, certain Exchange Traded Funds (ETFs), and certain derivatives (investments whose value is based on an index or other securities).

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

Principal Risks of Investing in this Portfolio

     The principal risks of investing in the portfolio, which could adversely affect its net asset value and performance, include:

         --  Equity Securities Risk                       --  Derivatives Risk
         --  Small and Medium Size Companies Risk         --  Issuer Risk
         --  Growth Investing Risk                        --  Active Management Risk
         --  IPOs ("Initial Public Offerings") Risk

     These and other risks are described under "Risks of Investing in Certain Types of Securities" following the fund descriptions. The risks of investing in derivatives are described in the Prospectus under "Hedging and Other Strategic Transactions."

     In addition, market timers may target portfolios with significant investments in small cap securities. The portfolio may invest significant amounts in such securities.

Performance(A, B, C, D)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series NAV shares. During the period shown in the bar chart, the highest quarterly return was 26.90% (for the quarter ended 12/2001) and the lowest return was -27.11% (for the quarter ended 9/2001).


--------------------------------------------------------------------------------

        25.6%      -6.0%      -3.4%      -8.9%      -3.8%      -28.2%     48.8%       9.5%      17.3%
         1997       1998       1999       2000       2001       2002       2003       2004       2005

--------------------------------------------------------------------------------


                                                           One     Five     Life of    Date First
                                                           Year    Years   Portfolio   Available
 Small Cap Growth Trust
   Series NAV(A)                                          17.34%   5.72%     4.39%     05/01/1996
   Series I(C)                                            17.23%   5.70%     4.38%     04/29/2005
   Series II(C)                                           17.00%   5.65%     4.35%     04/29/2005
 Russell 2000 Growth Index(B)                              4.15%   2.28%     4.24%
 Combined Index(B, D)                                      4.15%   7.45%     8.65%

(A)The Series NAV shares of the Small Cap Growth Trust were first issued on May 1, 2005 in connection with the Trust's acquisition on that date of all the assets of the Small Cap Emerging Growth Fund of John Hancock Variable Series Trust I ("JHVST") in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Small Cap Emerging Growth Fund, the Trust's predecessor. These shares were first issued on May 1, 1996.

(B)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since the information for this index is only provided as of a month end.

(C)The Series I, and Series II shares of the Small Cap Growth Trust were first offered on April 29, 2005. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Small Cap Emerging Growth Fund, the Trust's predecessor. The performance of this class of shares would have been lower if it reflected the higher expenses of the Series I, and Series II shares.

(D)The Combined Index represents the Russell 2000 Value Index from May 1996 to October 2000, the Russell 2000 Index from November 2000 to April 2003 and then the Russell 2000 Growth Index from May 2003 to the present.

SUBADVISER AND PORTFOLIO MANAGERS

     Wellington Management, a Massachusetts limited liability partnership, is a professional investment counseling firm with its principal business offices located at 75 State Street, Boston, Massachusetts 02109. Wellington Management and its predecessor organizations have provided investment services to investment companies, employee benefit plans, endowments, foundations and other institutions since 1928.

     The following people are primarily responsible for the management of the Small Cap Growth Trust:

      -- Steven C. Angeli, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as Portfolio Manager of the Trust and its predecessor fund since April 2003. Mr. Angeli joined Wellington Management as an investment professional in 1994.

      -- Mario E. Abularach, CFA, Vice President and Equity Research Analyst of Wellington Management, joined the firm as an investment professional in 2001. Mr. Abularach has been involved in portfolio management and securities analysis for the Trust since May, 2006. Prior to joining Wellington Management, Mr. Abularach was a research analyst at JLF Asset Management (2000) and an investment analyst for GTCR Golder Rauner (1997-1999).

      -- Stephen Mortimer, Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 2001. Mr. Mortimer has been involved in portfolio management and securities analysis for the Trust since May, 2006. Prior to joining Wellington Management, Mr. Mortimer was an Equity Analyst at Vinik Asset Management (1998-2000).

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

SMALL CAP OPPORTUNITIES TRUST

SUBADVISER:  Munder Capital Management ("Munder")

INVESTMENT OBJECTIVE:  To seek long-term capital appreciation.

INVESTMENT STRATEGIES: The portfolio seeks this objective by investing, under normal circumstances, at least 80% of its assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies.

     Small-capitalization companies are those companies with market capitalizations within the range of the companies in the Russell 2000 Index ($105 million to $4.4 billion as of December 31, 2005).

     The portfolio attempts to provide potentially higher returns than a portfolio that invests primarily in larger, more established companies. Since small companies are generally not as well known to investors or have less of an investor following than larger companies, they may provide higher returns due to inefficiencies in the marketplace.

     The portfolio will usually invest in equity securities of domestic and, to a lesser extent, foreign companies that the subadviser believes can be purchased at a price significantly below its inherent value. A company's equity securities may be undervalued because the company is temporarily overlooked or out of favor due to general economic conditions, a market decline, industry conditions or developments affecting the particular company.

     In addition to valuation, the subadviser considers these factors, among others in choosing companies:

      --   A stable or improving earnings records;

      --   Sound finances;

      --   Above-average growth prospectus;

      --   Participation in a fast growing industry;

      --   Strategic niche position in a specialized market; and

      --   Adequate capitalization.

     The portfolio may write covered call options during especially volatile markets and also invest in equity securities of larger capitalization companies. Even though a portfolio will receive the option premium to help protect it against loss, a call option sold by the portfolio will expose the portfolio during the term of the option to possible loss of the opportunity to sell the underlying security or instrument with a gain. The portfolio may also use Exchange Traded Funds (ETFs) to manage cash and may invest in equity securities of larger capitalization companies in addition to small capitalization companies.

     The portfolio may engage in short-term trading of portfolio securities.

     For information on temporary defensive investing see "Investment Objectives and Strategies -- Temporary Defensive Investing" on page 1.

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

Principal Risks of Investing in this Portfolio

     The principal risks of investing in the portfolio, which could adversely affect its net asset value and performance, include:

         --  Equity Securities Risk                       --  Derivatives Risk
         --  Small and Medium Size Companies Risk         --  Issuer Risk
         --  Value Investing Risk                         --  Active Management Risk
         --  Foreign Securities Risk

     These and other risks are described under "Risks of Investing in Certain Types of Securities" following the fund descriptions. The risks of investing in derivatives are described in the Prospectus under "Hedging and Other Strategic Transactions."

     The portfolio may engage in short-term trading. A high portfolio turnover rate (100% or more) could produce additional trading costs, which would detract from the portfolio's performance.

     Market timers may target portfolios with significant investments in small cap securities. The portfolio may invest significant amounts in such securities.

Performance(A, B)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 13.31% (for the quarter ended 12/2004) and the lowest return was -5.32% (for the quarter ended 3/2005).


--------------------------------------------------------------------------------

        25.8%       7.8%
         2004       2005

--------------------------------------------------------------------------------


                                                           One     Life of    Date First
                                                          Year    Portfolio   Available
 Small Cap Opportunities Trust
   Series I                                               7.77%    27.26%     05/05/2003
   Series II                                              7.61%    27.02%     05/05/2003
   Series NAV(B)                                          7.87%    27.31%     02/28/2005
 Russell 2000 Value Index(A)                              4.71%    24.62%

(A)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since the information for this index is only provided as of a month end.

(B)NAV shares were first offered February 28, 2005. Performance prior to February 28, 2005 is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses performance would be higher.

SUBADVISER AND PORTFOLIO MANAGERS

     Munder manages the Small Cap Opportunities Trust. Munder, with offices at 480 Pierce Street, Birmingham, Michigan 48009, currently serves as investment adviser to the Munder Funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts and high net worth individuals.

     The portfolio is managed by a committee of Munder investment personnel who collectively make investment decisions. The committee is made up of the following individuals:

      -- John P. Richardson, CFA Director, Small-Cap Equity and Senior Portfolio Manager. Mr. Richardson has been co-manager of the Small Cap Opportunities Trust since its inception. He is also a member of the portfolio management team for all mutual fund and separately managed accounts in Munder's Small-Capitalization Value, Micro-Cap and Mid-Cap/Small-Cap Blend investment disciplines. Mr. Richardson has been a member of the portfolio management teams for the Munder Small-Cap Value Fund since early 2000, the Munder Micro-Cap Equity Fund since early 2002, and the Munder Small-Mid Cap Fund since its inception in 2005. Before these assignments, Mr. Richardson spent a decade managing the firm's core GARP (growth-at-a-reasonable-price) equity portfolios. Mr. Richardson is one of the founders of Munder, having joined the company shortly after its inception in 1985.

      -- Julie R. Hollinshead, CFA Senior Portfolio Manager. Ms. Hollinshead has been co-manager of the Small Cap Opportunities Trust since its inception. She is also a member of the portfolio management teams for the Munder Small-Cap Value, Munder Micro-Cap Equity and Munder Small-Mid Cap Funds, as well as separately managed accounts in Munder's Small-Capitalization Value, Micro-Cap and Mid-Cap/Small-Cap Blend disciplines. Ms. Hollinshead has been a member of the Small-Mid Cap Fund team since its inception in 2005. At the beginning of 2003, Ms. Hollinshead joined the Micro-Cap Equity Fund portfolio management team, and later that year joined the Small-Cap Value Fund portfolio management team. Prior to 2003, Ms. Hollinshead was an equity analyst specializing in the consumer discretionary, consumer staples, healthcare and industrial sectors of within the small-capitalization value and micro-cap disciplines. Ms. Hollinshead joined Munder in 1995.

      -- Robert E. Crosby, CFA Senior Portfolio Manager. Mr. Crosby has been co-manager of the Small Cap Opportunities Trust since its inception. He is also a member of the portfolio management teams for the Munder Small-Cap Value, Munder Micro-Cap Equity, Munder Small-Mid Cap, Munder Balanced and Munder Real Estate Equity Investment Funds, as well as separately managed accounts in Munder's REIT, Small-Capitalization Value, Micro-Cap and Mid-Cap/Small-Cap Blend disciplines. Mr. Crosby joined the Munder Small-Cap Value Fund team in June 2003, and the Balanced, Micro-Cap Equity and Small-Mid Cap Fund teams in 2005. Prior to joining the Small-Cap Value and Micro-Cap portfolio management teams, Mr. Crosby consulted with team members on certain types of investments, particularly REITs and energy stocks. Mr. Crosby has managed or co-managed the Munder Real Estate Equity Investment Fund (a REIT fund) since 1998. He also served as co-manager of the Munder Power Plus Fund from late 2001 through early 2003. Prior to 1998, Mr. Crosby was an equity analyst specializing in energy, finance, and capital goods. Mr. Crosby joined Munder in 1993.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

SMALL CAP VALUE TRUST

SUBADVISER:  Wellington Management Company, LLP ("Wellington Management")

INVESTMENT OBJECTIVE:  To seek long-term capital appreciation.

INVESTMENT STRATEGIES: The portfolio invests, under normal market conditions, at least 80% of its assets in small-cap companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

     The portfolio, a small cap stock portfolio with a value-oriented emphasis, invests, under normal market conditions, at least 80% of its assets in small-cap companies. For the purposes of this portfolio, "small cap companies" are those with market capitalizations that are those with market capitalizations that are within the range of capitalizations of companies represented in either the S&P 600 Index ($54 million to $4.2 billion as of December 31, 2005) or the Russell 2000 Index ($105 million to $4.4 billion as of December 31, 2005).

     The portfolio invests primarily in a diversified mix of common stocks of small U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

     Wellington Management employs a value-oriented investment approach in selecting stocks, using proprietary fundamental research to identify stocks the sub-adviser believes have distinct value characteristics based on industry-specific valuation criteria. Wellington Management focuses on high quality companies with a proven record of above average rates of profitability that sell at a discount relative to the overall small cap market.

Fundamental research is then used to identify those companies demonstrating one or more of the following characteristics:

      --   Sustainable competitive advantages within a market niche;

      --   Strong profitability and free cash flows;

      --   Strong market share positions and trends;

      --   Quality of and share ownership by management; and

      -- Financial structures that are more conservative than the relevant industry average.

     The Small-Cap Value Trust's sector exposures are broadly diversified but are primarily a result of stock selection and may, therefore, vary significantly from its benchmark.

     Except as otherwise stated under "Investment Objectives and Strategies -- Temporary Defensive Investing" on page 1, the Small-Cap Value Trust normally has 10% or less (usually lower) of its assets invested in cash and cash equivalents.

     The Small-Cap Value Trust portfolio may invest in initial public offerings
(IPOs). The portfolio may also purchase each of the following types of securities, but not as a principal investment strategy: real estate investment trusts or other real estate-related equity securities, U.S. dollar denominated foreign securities, certain Exchange Traded Funds (ETFs), and certain derivatives (investments whose value is based on an index or other securities).

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

Principal Risks of Investing in this Portfolio

     The principal risks of investing in the portfolio, which could adversely affect its net asset value and performance, include:

         --  Equity Securities Risk                       --  Derivatives Risk
         --  Small and Medium Size Companies Risk         --  Issuer Risk
         --  Value Investing Risk                         --  Active Management Risk
         --  IPOs ("Initial Public Offerings") Risk

     These and other risks are described under "Risks of Investing in Certain Types of Securities" following the fund descriptions. The risks of investing in derivatives are described in the Prospectus under "Hedging and Other Strategic Transactions."

     In addition, market timers may target portfolios with significant investments in small cap securities. The portfolio may invest significant amounts in such securities.

Performance(A, B, C, D, E)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series NAV shares. During the period shown in the bar chart, the highest quarterly return was 18.86% (for the quarter ended 6/2003) and the lowest return was -17.81% (for the quarter ended 9/2002).


--------------------------------------------------------------------------------

        34.2%      19.1%      -6.4%      38.0%      25.4%       9.2%
         2000       2001       2002       2003       2004       2005

--------------------------------------------------------------------------------


                                                           One     Five     Life of    Date First
                                                          Year    Years    Portfolio   Available
 Small Cap Value Trust
   Series NAV(A)                                          9.21%   16.07%    18.74%     08/30/1999
   Series I(C)                                            9.21%   16.07%    18.74%     04/29/2005
   Series II(C)                                           9.00%   16.02%    18.71%     04/29/2005
 Russell 2000 Value Index(B)                              4.71%   13.55%    13.44%
 Combined Index(B, D)                                     4.71%   13.55%    13.34%

(A)The Series NAV shares of the Small Cap Value Trust were first issued on April 29, 2005 in connection with the Trust's acquisition on that date of all the assets of the Small Cap Value Fund of John Hancock Variable Series Trust I ("JHVST") in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Small Cap Value Fund, the Trust's predecessor. These shares were first issued August 30, 1999.

(B)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since the information for this index is only provided as of a month end.

(C)The Series I, and Series II shares of the Small Cap Value Trust were first offered on April 29, 2005. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Small Cap Value Fund, the Trust's predecessor. The performance of this class of shares would have been lower if it reflected the higher expenses of the Series I, and Series II shares.

(D)The Combined Index represents the Russell 2500 Value Index from September 1999 to December 2000 and the Russell 2000 Value Index from January 2001 to the present.

(E)The current subadviser has managed the entire portfolio since April 29, 2005. The current subadviser has managed a portion of the portfolio since its inception.

SUBADVISER AND PORTFOLIO MANAGERS

     Wellington Management, a Massachusetts limited liability partnership, is a professional investment counseling firm with its principal business offices located at 75 State Street, Boston, Massachusetts 02109. Wellington Management and its predecessor organizations have provided investment services to investment companies, employee benefit plans, endowments, foundations and other institutions since 1928.

     The following people are primarily responsible for management of the Small Cap Value Trust:

      -- Stephen T. O'Brien, CFA, Senior Vice President of Wellington Management, has served as Portfolio Manager of the Trust and its predecessor fund since October 2002. Mr. O'Brien joined Wellington Management as an investment professional in 1983.

      -- Timothy J. McCormack, CFA, Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 2000. Mr. McCormack has been involved in portfolio management and securities analysis for the Trust and its predecessor fund, JHVST Small Cap Value, since 2002. Prior to joining Wellington Management, Mr. McCormack was an investment professional at Oppenheimer Capital (1994-2000).

      -- Shaun F. Pedersen, Vice President and Equity Research Analyst of Wellington Management, joined the firm as an investment professional in 2004. Mr. Pedersen has been involved in portfolio management and securities analysis for the Trust and its predecessor fund, JHVST Small Cap Value, since joining the firm. Prior to joining Wellington Management, Mr. Pedersen was an investment professional at Thomas Weisel Asset Management (2001-2004) and at The Boston Company (1996-2000).

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

SMALL COMPANY TRUST

SUBADVISER:  American Century Investment Management, Inc. ("American Century")

INVESTMENT OBJECTIVE:  To seek long-term capital growth.

INVESTMENT STRATEGIES: The portfolio invests, under normal market conditions, primarily in equity securities of smaller-capitalization U.S. companies. The subadviser uses quantitative, computer-driven models to construct the portfolio of stocks for the Small Company Trust.

     Under normal market conditions, at least 80% of the portfolio will consist of stocks of companies that, at the time of investment, have market capitalization not greater than that of the largest company in the S&P Small Cap 600 Index. (The market cap range of this index as of December 31, 2005 was $55 million to $4.25 billion.) If the companies in which the portfolio invests are successful, these companies may grow into medium- and larger-sized companies. In addition, if the portfolio managers determine that the availability of small-sized companies in which to invest is not adequate to meet the portfolio's investment needs, the subadviser may invest up to 20% of the portfolio's assets in medium- and larger-sized companies.

     The portfolio's investment strategy utilizes quantitative management techniques in a two-step process that draws heavily on computer technology. In the first step, the subadviser ranks stocks, primarily smaller companies, from most attractive to least attractive. This is determined by using a computer model that combines measures of a stock's value, as well as measure of its growth potential. To measure value, the subadviser uses ratios of stock price-to-book value and stock price-to-cash flow, among others. To measure growth, the subadviser uses the rate of growth of a company's earnings and changes in its earnings estimates, as well as other factors.

     In the second step, the subadviser uses a technique called portfolio optimization. In portfolio optimization, the subadviser uses a computer to build a portfolio of stocks from the ranking described above that the subadviser believes will provide the optimal balance between risk and expected return. The goal is to create a portfolio that provides better returns than its benchmark without taking on significant additional risk.

     The subadviser does not attempt to time the market. Instead, under normal market conditions, the subadviser intends to keep the portfolio fully invested in stocks regardless of the movement of the stock prices generally. When the subadvisers believes it is prudent, the portfolio may invest a portion of its assets in convertible debt securities, equity-equivalent securities, foreign securities, short-term securities, nonleveraged futures contracts and other similar securities. Futures contracts, a type of derivative security, can help the portfolio's cash assets remain liquid while performing more like stocks.

     The subadviser generally sells stocks from the portfolio when they believe:

      --   a stock becomes too expensive relative to other opportunities

      --   a stock's risk parameters outweigh its return opportunity

      --   more attractive alternatives are identified

      --   specific events alter a stock's prospects.

     The portfolio may invest in IPOs (initial public offerings). For the risks associated with IPOs, see "Additional Information about the Portfolios' Investments -- Risks of Investing in Certain Types of Securities -- IPOs." The portfolio is authorized to use each of the investment strategies listed under "Additional Investment Policies" including, without limitation, investing in U.S. government securities and entering into short sales. The portfolio may also purchase securities of other investment companies, including exchange traded funds, and cash and cash equivalents.

     For information on temporary defensive investing see "Investment Objectives and Strategies -- Temporary Defensive Investing" on page 1.

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

Principal Risks of Investing in this Portfolio

     The principal risks of investing in the portfolio, which could adversely affect its net asset value and performance, include:

         --  Equity Securities Risk                       --  IPOs ("Initial Public Offerings") Risk
         --  Small and Medium Size Companies Risk         --  Issuer Risk
         --  Derivatives Risk                             --  Active Management Risk
         --  IPOs ("Initial Public Offerings") Risk       --  High Portfolio Turnover Risk
         --  Short Sale Risk

     These and other risks are described under "Risks of Investing in Certain Types of Securities" following the fund descriptions. The risks of investing in derivatives are described in the Prospectus under "Hedging and Other Strategic Transactions."

     In addition, market timers may target portfolios with significant investments in small cap securities. The portfolio may invest significant amounts in such securities.

Performance(A,B)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 5.96% (for the quarter ended 9/2005) and the lowest return was -1.44% (for the quarter ended 12/2005).


--------------------------------------------------------------------------------

         6.3%
         2005

--------------------------------------------------------------------------------


                                                           One     Life of    Date First
                                                          Year    Portfolio   Available
 Small Company Trust
   Series I                                               6.32%    16.79%     05/03/2004
   Series II                                              5.99%    16.53%     05/03/2004
   Series NAV(B)                                          6.32%    16.79%     02/28/2005
 S&P Smallcap 600 Index(A)                                7.67%    16.23%

(A)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since the information for this index is only provided as of a month end.

(B)Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

SUBADVISERS AND PORTFOLIO MANAGERS

     American Century manages the Small Company Trust. American Century is located at 4500 Main Street, Kansas City, Missouri 64111. American Century is controlled by James E. Stowers Jr., the Chairman of American Century Companies, Inc. American Century has been providing investment management services since 1958.

     The portfolio is managed by the following portfolio managers.

      -- William Martin (since May, 2004). Mr. Martin is a Senior Vice President and Senior Portfolio Manager for American Century. He joined American Century in 1989. He has a degree from the University of Illinois. He is a CFA charterholder.

      -- Wilhelmine von Turk (since May, 2004). Ms. von Turk is a Vice President and Senior Portfolio Manager for American Century. She joined American Century in 1995 and became a portfolio manager in 2000. She has a bachelor of arts from Wellesley College and a Ph.D in statistics from the University of California -- Berkeley. She is a CFA charterholder.

      -- Thomas P. Vaiana (since May, 2004). Mr. Vaiana is a Portfolio Manager for American Century. He joined American Century in February 1997 and became a portfolio manager in August 2000. He has a bachelor's degree in business finance from California State University.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

SMALL COMPANY GROWTH TRUST

SUBADVISER:  A I M Capital Management, Inc. ("AIM")

INVESTMENT OBJECTIVE:  To seek long-term growth of capital.

INVESTMENT STRATEGIES: To pursue this goal, the portfolio normally invests at least 80% of its assets in securities of small-capitalization companies.

     The portfolio considers a company to be a small-capitalization company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000 Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, representing approximately 8% of the total market capitalization of the Russell 3000 Index. As of December 31, 2005, the capitalizations of companies included in the Russell 2000 Index ranged from $105 million to $4.4 billion).

     The portfolio will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the portfolio's direct investments, and may include warrants, futures, options, exchange-traded portfolios and American Depositary Receipts. The portfolio may also invest up to 20% of its assets in equity securities of issuers that have market capitalizations, at the time of purchase, in other market capitalization ranges, and in investment-grade non-convertible debt securities, U.S. government securities and high-quality money market instruments. The portfolio may also invest up to 25% of its total assets in foreign securities. Any percentage limitations with respect to assets of the portfolio are applied at the time of purchase.

     In selecting investments, AIM seeks to identify those companies that have strong earnings momentum or demonstrate other potential for growth of capital. AIM anticipates that the portfolio, when fully invested, will generally be comprised of companies that are currently experiencing a greater than anticipated increase in earnings. AIM allocates investments among fixed-income securities based on its view as to the best values then available in the marketplace. AIM considers whether to sell a particular security when any of these factors materially changes.

     For information on temporary defensive investing see "Investment Objectives and Strategies -- Temporary Defensive Investing" on page 1.

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

Principal Risks of Investing in this Portfolio

     The principal risks of investing in the portfolio, which could adversely affect its net asset value and performance, include:

         --  Equity Securities Risk                       --  Derivatives Risk
         --  Foreign Securities Risk                      --  Issuer Risk
         --  Small and Medium Size Companies Risk         --  Active Management Risk
         --  Growth Investing Risk

     These and other risks are described under "Risks of Investing in Certain Types of Securities" following the fund descriptions. The risks of investing in derivatives are described in the Prospectus under "Hedging and Other Strategic Transactions."

     Market timers may target portfolios with significant investments in small cap securities. The portfolio may invest significant amounts in such securities. While the Trust will seek to identify and prevent such trading no assurance can be given that the Trust will be successful in doing so.

Performance

     Performance is not provided since the portfolio commenced operations in October, 2005.

SUBADVISER AND PORTFOLIO MANAGERS

     A I M Capital Management, Inc., ("AIM"). AIM manages the All Cap Growth Trust, Mid Cap Core Trust and Small Company Growth Trust. AIM is an indirect wholly owned subsidiary of AIM Management Group Inc., whose principal business address is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. AIM Management Group, Inc. founded in 1976, is a holding company engaged in the financial services business and is a wholly owned subsidiary of AMVESCAP PLC. AMVESCAP PLC and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific Region.

     AIM, and/or its affiliates is the investment adviser for mutual funds, separately managed accounts, such as corporate and municipal pension plans, charitable institutions and private individuals.

     The portfolio managers are:

      -- Juliet S. Ellis (lead manager), Senior Portfolio Manager, who has been responsible for the portfolio since 2005 and has been associated with AIM and/or its affiliates since 2004. From 2000 to 2004, she was Managing Director and from 1993 to 2004, she was a senior portfolio manager with JPMorgan Fleming Asset Management. As the lead manager, Ms. Ellis generally has final authority over all aspects of the investment process for the portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Ms. Ellis may perform these functions, and the nature of these functions, may change from time to time.

      -- Juan R. Hartsfield, Portfolio Manager, who has been responsible for the portfolio since 2005, and has been associated with AIM and/or its affiliates since 2004. From 2000 to 2004, he was a co-portfolio manager with JPMorgan Fleming Asset Management. From 1999 to 2000, he was a management consultant with Booz Allen & Hamilton.

     They are assisted by AIM's Small Cap Core/Growth Team, which may be comprised of portfolio managers, research analysts and other investment professionals of AIM. Team members provide research support and make securities recommendations with respect to the portfolio's holdings, but do not have day-to-day management responsibilities with respect to the portfolio's holdings. Members of the team may change from time to time.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

SMALL COMPANY VALUE TRUST

SUBADVISER:  T. Rowe Price Associates, Inc. ("T. Rowe Price")

INVESTMENT OBJECTIVE:  To seek long-term growth of capital.

INVESTMENT STRATEGIES: The portfolio invests primarily in small companies whose common stocks are believed to be undervalued. Under normal market conditions, the portfolio will invest at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations that do not exceed the maximum market capitalization of any security in the Russell 2000 Index at the time of purchase ($4.4 billion as of December 31, 2005). Market capitalizations of companies in the Russell Index change over time, however, the portfolio will not sell a stock just because a company has grown to a market capitalization outside the range of the Russell 2000. The portfolio may occasionally purchase companies with a market cap above the range.

     Reflecting a value approach to investing, the Small Company Value Trust will seek the stocks of companies whose current stock prices do not appear to adequately reflect their underlying value as measured by assets, earnings, cash flow, or business franchises. T. Rowe Price's in-house research team seeks to identify companies that appear to be undervalued by various measures, and may be temporarily out of favor, but have good prospects for capital appreciation. In selecting investments, they generally look for some of the following factors:

      -- Low price/earnings, price/book value or price/cash flow ratios relative to the S&P 500, the company's peers or its own historic norm;

      --   Low stock price relative to a company's underlying asset values;

      -- Above-average dividend yield relative to a company's peers or its own historic norm;

      --   A plan to improve the business through restructuring; or

      --   A sound balance sheet and other positive financial characteristics.

     While most assets will be invested in U.S. common stocks, the portfolio may purchase other securities, including foreign securities (up to 20% of it's total assets), futures, and options. The portfolio may invest in fixed income and convertible securities without regard to quality or rating, including up to 10% in non-investment grade ("junk bonds") fixed income securities. Since the portfolio invests primarily in equity securities, the risks associated with fixed income securities will not affect the portfolio as much as a portfolio that invests more of its assets in fixed income securities.

     The portfolio holds a certain portion of its assets in money market reserves which can consist of shares of the T. Rowe Price Reserve Investment Fund (or any other internal T. Rowe Price money market fund) as well as U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less.

     For information on temporary defensive investing see "Investment Objectives and Strategies -- Temporary Defensive Investing" on page 1.

     The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.

     The Small Company Value Trust may invest up to 10% of its total assets in hybrid instruments. Hybrid instruments are a type of high-risk derivative which can combine the characteristics of securities, futures and options.

     In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

Principal Risks of Investing in this Portfolio

     The principal risks of investing in the portfolio, which could adversely affect its net asset value and performance, include:

         --  Equity Securities Risk                       --  Value Investing Risk
         --  Foreign Securities Risk                      --  Issuer Risk
         --  Small and Medium Size Companies Risk         --  Active Management Risk
         --  Fixed Income Securities Risk                 --  Derivatives Risk

     These and other risks are described under "Risks of Investing in Certain Types of Securities" following the fund descriptions. The risks of investing in derivatives are described in the Prospectus under "Hedging and Other Strategic Transactions."

     In addition, market timers may target portfolios with significant investments in small cap securities. The portfolio may invest significant amounts in such securities. While the Trust will seek to identify and prevent such trading no assurance can be given that the Trust will be successful in doing so.

Performance(A, B, C, D, E)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 16.96% (for the quarter ended 6/2003) and the lowest return was -18.31% (for the quarter ended 9/1998).


--------------------------------------------------------------------------------

        -4.7%       8.0%       5.9%       6.5%      -5.9%      33.7%      25.3%       6.9%
         1998       1999       2000       2001       2002       2003       2004       2005

--------------------------------------------------------------------------------


                                                           One     Five     Life of    Date First
                                                          Year    Years    Portfolio   Available
 Small Company Value Trust
   Series I                                               6.93%   12.41%     7.88%     10/01/1997
   Series II(D)                                           6.73%   12.29%     7.80%     01/28/2002
   Series NAV(C)                                          6.96%   12.42%     7.88%     02/28/2005
 Russell 2000 Value Index(B)                              4.71%   13.55%     9.86%

(A)Effective April 30, 2001, the portfolio changed its subadviser. Performance reflects results prior to this change.

(B)The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of month end.

(C)NAV shares were first offered February 28, 2005. Performance prior to February 28, 2005 is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses performance would be higher.

(D)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

(E)Since June 1, 2000, a portion of the Small Company Value Trust's expenses were reimbursed. If such expenses had not been reimbursed returns would be lower.

SUBADVISER AND PORTFOLIO MANAGERS

     T. Rowe Price manages the Small Company Value Trust. T. Rowe Price, whose address is 100 East Pratt Street, Baltimore, Maryland 21202, was founded in 1937 by the late Thomas Rowe Price, Jr. T. Rowe Price Group, Inc., a publicly traded financial services holding company, owns 100% of the stock of T. Rowe Price. As of December 31, 2004, T. Rowe Price and its affiliates managed over $235 billion for over eight million individual and institutional investor accounts.

     The portfolio is managed by an investment advisory committee chaired by:

      -- Preston G. Athey (since May, 2001). Mr. Athey, who joined T. Rowe Price in 1978, is a Vice President of T. Rowe Price and has been managing investments since 1982. He is a Chartered Financial Analyst.

     The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the portfolio's investment program.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

SPECIAL VALUE TRUST

SUBADVISER:  Salomon Brothers Asset Management Inc ("SaBAM")

INVESTMENT OBJECTIVE:  To seek long-term capital growth.

INVESTMENT STRATEGIES: Under normal circumstances, the portfolio invests at least 80% of the value of its net assets (plus any borrowings for investment purposes) in common stocks and other equity securities of smaller capitalized U.S. companies. Smaller capitalized companies are those whose market capitalization at the time of investment is no greater than (a) $3 billion or (b) the market capitalization of companies in the Russell 2000 Value Index ($3.5 billion as of December 31, 2005), whichever is greater. The size of companies in the index changes with market conditions and the composition of the index. Equity securities include exchange traded and over-the-counter common stocks and preferred shares, debt securities convertible into equity securities and warrants and rights relating to equity securities.

     SaBAM emphasizes individual security selection while spreading the portfolio's investments among industries and sectors. SaBAM uses both quantitative and fundamental methods to identify stocks of smaller capitalization companies it believes have the best prospects for outperforming its competition. (Quantitative methods are screening mechanisms to identify potential investments and include review of: (a) stock yields, (b) stock prices,
(c) cash flow and (d) rankings.)

     SaBAM uses quantitative parameters to select a universe of smaller capitalized companies that fit the portfolio's general investment criteria. (Quantitative parameters are the values used to evaluate investments.) In selecting individual securities from within this range, SaBAM looks for "value" attributes, such as:

      --   Low stock price relative to earnings, book value and cash flow

      --   High return on invested capital

     The subadviser also uses quantitative methods to identify catalysts and trends that might influence the portfolio's industry or sector focus, or the subadviser's individual security selection.

     For information on temporary defensive investing see "Investment Objectives and Strategies -- Temporary Defensive Investing" on page 1.

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

Principal Risks of Investing in this Portfolio

     The principal risks of investing in the portfolio, which could adversely affect its net asset value and performance, include:

         --  Equity Securities Risk                       --  Derivatives Risk
         --  Small and Medium Size Companies Risk         --  Issuer Risk
         --  Value Investing Risk                         --  Active Management Risk

     These and other risks are described under "Risks of Investing in Certain Types of Securities" following the fund descriptions. The risks of investing in derivatives are described in the Prospectus under "Hedging and Other Strategic Transactions."

     Market timers may target portfolios with significant investments in small cap securities. The portfolio may invest significant amounts in such securities. While the Trust will seek to identify and prevent such trading no assurance can be given that the Trust will be successful in doing so.

Performance(A, B, C)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 11.79% (for the quarter ended 12/2004) and the lowest return was -2.19% (for the quarter ended 3/2005).

--------------------------------------------------------------------------------

        20.2%       5.6%
         2004       2005

--------------------------------------------------------------------------------


                                                           One     Life of    Date First
                                                          Year    Portfolio   Available
 Special Value Trust
   Series I                                               5.60%    19.52%     05/05/2003
   Series II                                              5.30%    19.25%     05/05/2003
   Series III(C)                                          5.28%    19.38%     09/05/2003
   Series NAV(B)                                          5.62%    19.53%     02/28/2005
 Russell 2000 Value Index(A)                              4.71%    24.62%

(A)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since the information for this index is only provided as of a month end.

(B)NAV shares were first offered February 28, 2005. Performance prior to February 28, 2005 is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses performance would be higher.

(C)Series III shares were first offered September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series III shares. Had the performance for periods prior to September 5, 2005 reflected Series III expenses, performance would be lower.

SUBADVISER AND PORTFOLIO MANAGERS

     On December 1, 2005, Citigroup Inc. ("Citigroup") completed the sale of substantially all of its asset management business, Citigroup Asset Management, to Legg Mason, Inc. As a result, SaBAM became a wholly owned subsidiary of Legg Mason, Inc. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland, 21202, is a financial services holding company.

     Under a licensing agreement between Citigroup and Legg Mason, the name Salomon Brothers Asset Management Inc , as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates ("Citi Marks") are licensed for use by Legg Mason. All Citi Marks are owned by Citigroup and are used under license. Legg Mason and its affiliates including SaBAM, are not affiliated with Citigroup.

     The Portfolio Manager is:

      -- Peter J. Hable Managing Director, 23 years of securities business experience. Employed by SaBAM or its affiliate firms since 1983. BS in Economics from Southern Methodist University. MBA from Wharton School of Finance.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

VALUE OPPORTUNITIES TRUST

SUBADVISER:  Grantham, Mayo, Van Otterloo & Co. LLC ("GMO")

INVESTMENT OBJECTIVE:  To seek long-term capital growth.

INVESTMENT STRATEGIES: The portfolio seeks to achieve its objective by outperforming its benchmark. The portfolio typically makes equity investments in U.S. companies that issue stock included in the Russell 2500 Index, and in companies with similar market capitalizations ("small and mid-cap companies"). As of December 31, 2005, the market capitalization of companies that issue stocks included in the Russell 2500 Index, a U.S. stock index, ranged from $26 million to $11.2 billion. In addition, as of December 31, 2005, the average market capitalization of companies that issue stocks included in the Russell 2500 Index was approximately $1.2 billion, and the median market capitalization was approximately $762 million. Under normal circumstances, the portfolio invests at least 80% of its assets in securities of small and mid-cap companies.

     The subadviser uses proprietary research and multiple quantitative models to identify small and mid-cap company stocks it believes have improving fundamentals and which trade at prices below what the subadviser believes to be their fundamental value. The subadviser also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks), industry and sector weights. The factors considered by the subadviser and the models used may change over time.

     The portfolio intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the portfolio may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); and (iii) manage risk by implementing shifts in investment exposure.

     Benchmark. The portfolio's benchmark is the Russell 2500 Value index, which measures the performance of those stocks included in the Russell 2500 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 Value Index is independent maintained and published by the Frank Russell Company.

     For information on temporary defensive investing see "Investment Objectives and Strategies -- Temporary Defensive Investing" on page 1.

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

Principal Risks of Investing in this Portfolio

     The principal risks of investing in the portfolio, which could adversely affect its net asset value and performance, include:

         --  Equity Securities Risk                       --  Derivatives Risk
         --  Small and Medium Size Companies Risk         --  Liquidity Risk
         --  Value Investing Risk                         --  Issuer Risk
         --  Credit and Counterparty Risk                 --  Active Management Risk

     These and other risks are described under "Risks of Investing in Certain Types of Securities" following the fund descriptions. The risks of investing in derivatives are described in the Prospectus under "Hedging and Other Strategic Transactions."

     Market timers may target portfolios with significant investments in small cap securities. The portfolio may invest significant amounts in such securities. While the Trust will seek to identify and prevent such trading no assurance can be given that the Trust will be successful in doing so."

Performance

     Performance is not provided since the portfolio had not commenced operations as of December 31, 2005.

SUBADVISER AND PORTFOLIO MANAGERS

     GMO serves as subadviser to the portfolio. GMO is a private company, founded in 1977, with offices located at 40 Rowes Wharf, Boston, Massachusetts.

     Day-to-day management of the portfolios is the responsibility of the Quantitative Division comprised of several investment professionals associated with GMO, and no one person is primarily responsible for day-to-day management of the portfolio. The Division's team members work collaboratively to manage the portfolio.

     Sam Wilderman is the Director of the Division and the senior member of the Division responsible for managing the implementation and monitoring the overall portfolio management of the portfolio.

     Mr. Wilderman joined the Division as co-director in 2005. Prior to joining the U.S. Quantitative Division in 2005, Mr. Wilderman was responsible for research and portfolio management for GMO's Emerging Markets Division.

     The Trust's Statement of Additional Information provides additional information about the senior member's compensation, other accounts managed by the senior member and the senior member's ownership of securities of the portfolio.

                                 MID CAP FUNDS

DYNAMIC GROWTH TRUST

SUBADVISER:  Deutsche Asset Management, Inc. ("DeAM")

INVESTMENT OBJECTIVE:  To seek long-term growth of capital.

INVESTMENT STRATEGIES: The portfolio invests primarily in stocks and other equity securities of medium-sized U.S. companies with strong growth potential.

     Under normal circumstances, the portfolio invests the majority of its assets in the stock and other securities with equity characteristics of U.S. companies with market capitalizations, at the time of purchase, within the market capitalization range of the Russell Mid Cap Growth Index. DeAM believes these companies contain the greatest concentration of businesses with significant growth prospects.

     DeAM focuses on individual security selection rather than industry selection. DeAM uses an active process which combines financial analysis with company visits to evaluate management and strategies. DeAM may invest in internet related companies.

     The portfolio may invest in convertible securities when it is more advantageous than investing in a company's common stock. The portfolio may also invest up to 20% of its assets in stocks and other securities of companies based outside the U.S. Under normal conditions this tactic will not comprise a major element of its strategy.

     Investment Process. Company research lies at the heart of DeAM's investment process. DeAM uses a "bottom-up" approach to picking securities. This approach focuses on individual stock selection rather than industry selection.

      -- DeAM focuses on undervalued stocks with fast-growing earnings and superior near-to-intermediate term performance potential.

      -- DeAM emphasizes individual selection of medium-sized stocks across all economic sectors, early in their growth cycles and with the potential to be the blue chips of the future.

      -- DeAM generally seeks companies with leading or dominant position in their niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from internal sources.

      -- DeAM screens within the market capitalization range of the S&P Mid-Cap 400 Index for medium-sized companies with growth and profitability.

     Temporary Defensive Position. The portfolio may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. DeAM may invest up to 100% of the portfolio's assets in the common stock of larger companies, in fixed-income securities, or short-term money market securities. To the extent DeAM adopts such a position and over the course of its duration, the portfolio may not meet its goal of long-term capital growth.

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

Principal Risks of Investing in this Portfolio

     The principal risks of investing in the portfolio, which could adversely affect its net asset value and performance, include:

         --  Equity Securities Risk                       --  Technology Related Risk
         --  Foreign Securities Risk                        (see Industry or Sector Investing Risk)
         --  Small and Medium Size Companies Risk         --  Derivatives Risk
         --  Non-Diversified Portfolios Risk              --  Issuer Risk
         --  Growth Investing Risk                        --  Active Management Risk
         --  High Portfolio Turnover Risk

     These and other risks are described under "Risks of Investing in Certain Types of Securities" following the fund descriptions. The risks of investing in derivatives are described in the Prospectus under "Hedging and Other Strategic Transactions."

Performance(A, B, C, D)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 16.05% (for the quarter ended 6/2003) and the lowest return was -27.60% (for the quarter ended 9/2001).


--------------------------------------------------------------------------------

        -40.2%     -28.4%     29.0%      10.0%      12.4%
         2001       2002       2003       2004       2005

--------------------------------------------------------------------------------


                                                           One      Five     Life of    Date First
                                                           Year    Years    Portfolio   Available
 Dynamic Growth Trust
   Series I                                               12.40%   -7.34%    -13.62%    05/01/2000
   Series II(D)                                           12.01%   -7.45%    -13.71%    01/28/2002
   Series NAV(C)                                          12.60%   -7.31%    -13.59%    04/29/2005
 Russell Midcap Growth Index(B)                           12.10%    1.38%     -2.54%

(A)As of November 25, 2002, DeAM took over management responsibilities of the Dynamic Growth Trust.

(B)The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of month end.

(C)NAV shares were first offered April 29, 2005. Performance prior to April 29, 2005 is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses performance would be higher.

(D)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

SUBADVISER AND PORTFOLIO MANAGERS

     Deutsche Asset Management, Inc. (DeAM) located at 345 Park Avenue, New York, New York 10154, is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. Deutsche Bank AG is a major banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

     DeAM provides a full range of investment advisory services to retail and institutional clients.

     The Portfolio Managers are:

      -- Robert Janis. Managing Director. Joined DeAM in 2004. Prior to joining DeAM, he served as portfolio manager for 10 years at Credit Suisse Asset Management (or at its predecessor Warburg Pincus Asset Management).

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

GROWTH OPPORTUNITIES TRUST

SUBADVISER:  Grantham, Mayo, Van Otterloo & Co. LLC ("GMO")

INVESTMENT OBJECTIVE:  To seek long-term capital growth.

INVESTMENT STRATEGIES: The portfolio seeks to achieve its objective by outperforming its benchmark. The portfolio typically makes equity investments in companies whose stocks are included in the Russell 2500 Index, or in companies with total market capitalizations similar to those of companies with stocks in the Index ("small and mid-cap companies"). As of December 31, 2005, the average market capitalization of companies in the Russell 2500 universe ranged from $26 million to $11.2 billion. In addition, as of December 31, 2005, the average market capitalization of companies that issue stocks included in the Russell 2500 Index was approximately $1.2 billion, and the median market capitalization was approximately $762 million. Under normal circumstances, the portfolio invests at least 80% of its assets in investments in small and mid-cap companies.

     The subadviser uses proprietary research and multiple quantitative models to identify small cap company stocks the subadviser believes have improving fundamentals. The subadviser then narrows the selection to small and mid-cap company stocks it believes have growth characteristics and are undervalued. Generally, these growth stocks are trading at prices below what the manager believes to be their fundamental value. The subadviser also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks) and industry and sector weights. The factors considered by the subadviser and the models used may change over time.

     The portfolio intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the portfolio may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); and (iii) manage risk by implementing shifts in investment exposure.

     Benchmark. The portfolio's benchmark is the Russell 2500 Growth Index, which measures the performance of stocks included in the Russell 2500 Index with higher price-to-book ratios and higher forecasted growth values, and which is independently maintained and published by the Frank Russell Company.

     For information on temporary defensive investing see "Investment Objectives and Strategies -- Temporary Defensive Investing" on page 1.

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

Principal Risks of Investing in this Portfolio

     The principal risks of investing in the portfolio, which could adversely affect its net asset value and performance, include:

         --  Equity Securities Risk                       --  Derivatives Risk
         --  Small and Medium Size Companies Risk         --  Liquidity Risk
         --  Non-Diversified Portfolios Risk              --  Issuer Risk
         --  Growth Investing Risk                        --  Active Management Risk
         --  Credit and Counterparty Risk

     These and other risks are described under "Risks of Investing in Certain Types of Securities" following the fund descriptions. The risks of investing in derivatives are described in the Prospectus under "Hedging and Other Strategic Transactions."

Performance

     Performance is not provided since the portfolio had not commenced operations as of December 31, 2005.

SUBADVISER AND PORTFOLIO MANAGERS

     GMO serves as subadviser to the portfolio. GMO is a private company, founded in 1977, with offices located at 40 Rowes Wharf, Boston, Massachusetts.

     Day-to-day management of the portfolios is the responsibility of the Quantitative Division comprised of several investment professionals associated with GMO, and no one person is primarily responsible for day-to-day management of the portfolio. The Division's team members work collaboratively to manage the portfolio.

     Sam Wilderman is the Director of the Division and the senior member of the Division responsible for managing the implementation and monitoring the overall portfolio management of the portfolio.

     Mr. Wilderman joined the Division as co-director in 2005. Prior to joining the U.S. Quantitative Division in 2005, Mr. Wilderman was responsible for research and portfolio management for GMO's Emerging Markets Division.

     The Trust's Statement of Additional Information provides additional information about the senior member's compensation, other accounts managed by the senior member and the senior member's ownership of securities of the portfolio.

MID CAP CORE TRUST

SUBADVISER:  A I M Capital Management, Inc. ("AIM")

INVESTMENT OBJECTIVE:  To seek long-term growth of capital.

INVESTMENT STRATEGIES: The portfolio seeks to achieve its objective by investing, normally, at least 80% of its assets in equity securities, including convertible securities, of mid-capitalization companies.

     The portfolio considers a company to be a mid-capitalization company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell Midcap Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell Midcap Index measures the performance of the 800 companies with the lowest market capitalization in the Russell 1000 Index. The Russell 1000 Index is a widely recognized, unmanaged index of common stocks of the 1000 largest companies in the Russell 3000 Index, which measure the performance of the 3000 largest U.S. companies based on total market capitalization. The companies in the Russell Midcap Index are considered representative of medium-sized companies. As of December 31, 2005, the market cap range of the Russell Mid Cap Index was $582 million to $18.22 billion.

     In complying with the 80% investment requirement, the portfolio's investments may include synthetic instruments. Synthetic instruments are investment that have economic characteristics similar to the portfolio's direct investments and may include warrants, futures, options, exchange-traded funds and American Depository Receipts. The portfolio may invest up to 20% of it assets in equity securities of companies in other market capitalization ranges. The portfolio may also invest up to 20% of its assets in investment-grade debt securities, U.S. government securities, high quality money market instruments, and, as part of a risk management strategy, cash and cash equivalents, including shares of affiliated money market funds. The portfolio's risk management strategy may result in a significant portion of the portfolio's assets being invested in cash and cash equivalents to limit the portfolio's volatility. The portfolio may invest up to 25% of its total assets in foreign securities. For risk management or cash management purposes, the portfolio may hold a portion of its assets in cash or cash equivalents, including shares of money market funds*. Any percentage limitations with respect to assets of the portfolio are applied at the time of purchase.

     In selecting investments, the portfolio managers seek to identify those companies that are, in their view, undervalued relative to current or projected earnings, or the current market value of assets owned by the company. The primary emphasis of the portfolio managers' search for undervalued equity securities is in four categories: (1) out-of-favor cyclical growth; (2) established growth companies that are undervalued compared to historical relative valuation parameters; (3) companies where there is early but tangible evidence of improving prospects which are not yet reflected in the value of the companies' equity securities; and (4) companies whose equity securities are selling at prices that do not yet reflect the current market value of their assets. The portfolio managers consider whether to sell a particular security when any of these factors materially change.

     For information on temporary defensive investing see "Investment Objectives and Strategies -- Temporary Defensive Investing" on page 1.

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

Principal Risks of Investing in this Portfolio

     The principal risks of investing in the portfolio, which could adversely affect its net asset value and performance, include:

         --  Equity Securities Risk                       --  Fixed Income Securities Risk
         --  Foreign Securities Risk                      --  Derivatives Risk
         --  Small and Medium Size Companies Risk         --  Issuer Risk
         --  Value Investing Risk                         --  Active Management Risk

     These and other risks are described under "Risks of Investing in Certain Types of Securities" following the fund descriptions. The risks of investing in derivatives are described in the Prospectus under "Hedging and Other Strategic Transactions."

Performance (A, B)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 8.29% (for the quarter ended 12/2004) and the lowest return was -2.55% (for the quarter ended 9/2004).


--------------------------------------------------------------------------------

        14.3%       6.1%
         2004       2005

--------------------------------------------------------------------------------


                                                           One      Life of    Date First
                                                           Year    Portfolio   Available
 Mid Cap Core Trust
   Series I                                                6.12%    16.09%     05/05/2003
   Series II                                               5.89%    15.87%     05/05/2003
   Series NAV(B)                                           6.26%    16.15%     02/28/2005
 Russell Midcap Index(A)                                  12.65%    24.95%

(A)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since the information for this index is only provided as of a month end.

(B)NAV shares were first offered February 28, 2005. Performance prior to February 28, 2005 is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses performance would be higher.

SUBADVISER AND PORTFOLIO MANAGERS

     A I M Capital Management, Inc., ("AIM"). AIM manages the Mid Cap Core Trust. AIM is an indirect wholly owned subsidiary of A I M Management Group Inc., whose principal business address is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. A I M Management Group, Inc. founded in 1976, is a holding company engaged in the financial services business and is a wholly owned subsidiary of AMVESCAP PLC. AMVESCAP PLC and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific Region.

     AIM, and/or its affiliates is the investment adviser for mutual funds, separately managed accounts, such as corporate and municipal pension plans, charitable institutions and private individuals.

     The Portfolio Managers are:

      -- Ronald S. Sloan (Lead Manager) (since May, 2003). Mr. Sloan is a Senior Portfolio Manager at AIM. Mr. Sloan joined AIM in 1998. From 1993 to 1998, he was President of Verissimo Research & Management, Inc.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

MID CAP STOCK TRUST

SUBADVISER:  Wellington Management Company, LLP ("Wellington Management")

INVESTMENT OBJECTIVE:  To seek long-term growth of capital.

INVESTMENT STRATEGIES: The portfolio invests primarily in equity securities of mid-sized companies with significant capital appreciation potential.

     Wellington Management seeks to achieve the Trust's objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. The Trust tends to invest in companies whose capitalization is similar to the market capitalization of companies in the Russell Mid Cap Index.

     Wellington Management's investment approach while based primarily on proprietary fundamental analysis, may also be shaped by secular and industry themes. Fundamental analysis involves the assessment of a company through such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues and other related measures of value. In analyzing companies for investment, Wellington Management looks for, among other things, a strong balance sheet, strong earnings growth, attractive industry dynamics, strong competitive advantages (e.g., great management teams), and attractive relative value within the context of a security's primary trading market. Securities are sold when the investment has achieved its intended purpose, or because it is no longer considered attractive. The Mid Cap Stock Trust may invest up to 20% of its assets in foreign securities.

     For information on temporary defensive investing see "Investment Objectives and Strategies -- Temporary Defensive Investing" on page 1.

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

Principal Risks of Investing in this Portfolio

     The principal risks of investing in the portfolio, which could adversely affect its net asset value and performance, include:

         --  Equity Securities Risk                       --  High Portfolio Turnover Risk
         --  Foreign Securities Risk                      --  Derivatives Risk
         --  Small and Medium Size Companies Risk         --  Issuer Risk
         --  Growth Investing Risk                        --  Active Management Risk

     These and other risks are described under "Risks of Investing in Certain Types of Securities" following the fund descriptions. The risks of investing in derivatives are described in the Prospectus under "Hedging and Other Strategic Transactions."

Performance (A, B, C, D)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 20.74% (for the quarter ended 12/2001) and the lowest return was -23.64% (for the quarter ended 3/2001).


--------------------------------------------------------------------------------

        -4.0%      -11.0%     -22.6%     42.3%      19.0%      14.6%
         2000       2001       2002       2003       2004       2005

--------------------------------------------------------------------------------


                                                           One     Five     Life of    Date First
                                                           Year    Years   Portfolio   Available
 Mid Cap Stock Trust
   Series I                                               14.57%   5.99%     3.95%     05/01/1999
   Series II (C)                                          14.42%   5.86%     3.86%     01/28/2002
   Series III(D)                                          14.27%   5.94%     3.91%     09/05/2003
   Series NAV(B)                                          14.71%   6.02%     3.97%     02/28/2005
 Russell Midcap Growth Index(A)                           12.10%   1.38%     4.28%

(A)The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of month end.

(B)NAV shares were first offered February 28, 2005. Performance prior to February 28, 2005 is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses performance would be higher.

(C)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

(D)Series III shares were first offered September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series III shares. Had the performance for periods prior to September 5, 2005 reflected Series III expenses, performance would be lower.

SUBADVISER AND PORTFOLIO MANAGERS

     Wellington Management, a Massachusetts limited liability partnership, is a professional investment counseling firm with its principal business offices located at 75 State Street, Boston, Massachusetts 02109. Wellington Management and its predecessor organizations have provided investment services to investment companies, employee benefit plans, endowments, foundations and other institutions since 1928.

     The following people are primarily responsible for the management of the
Trust:

      -- Michael T. Carmen, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as Portfolio Manager of the Trust since April, 2000. Mr. Carmen joined Wellington Management as an investment professional in 1999.

      -- Mario E. Abularach, CFA, Vice President and Equity Research Analyst of Wellington Management, joined the firm as an investment professional in 2001. Mr. Abularach has been involved in portfolio management and securities analysis for the Trust since May, 2006. Prior to joining Wellington Management, Mr. Abularach was a research analyst at JLF Asset Management (2000) and an investment analyst for GTCR Golder Rauner (1997-1999).

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

MID CAP VALUE TRUST

SUBADVISER:   Lord, Abbett & Co. LLC ("Lord Abbett")

INVESTMENT OBJECTIVE:  To seek capital appreciation.

INVESTMENT STRATEGIES: The portfolio invests primarily in equity securities which it believes to be undervalued in the marketplace. Under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) will consist of investments in mid-sized companies, with market capitalizations at the time of purchase within the market capitalization range of companies in the Russell Mid Cap Index. As of December 31, 2005, the market capitalization range of the Russell Mid Cap Index was $582 million to $18.2 billion. This range varies daily.

     Lord Abbett uses a value approach in managing the Mid Cap Value Trust. It generally tries to identify stocks of companies that have the potential for significant market appreciation due to growing recognition of improvement in their financial results or increasing anticipation of such improvement. In trying to identify these companies, Lord Abbett looks for such factors as:

         --  Changes in economic and financial environment    --  Price increases for the company's products or
         --  New or improved products or services                 services
         --  Improved efficiencies resulting from new         --  Changes in management or company structure
             technologies or changes in distribution          --  Changes in government regulations, political climate
         --  New or rapidly expanding markets                     or competitive conditions

     The Mid Cap Value Trust may invest up to 10% of its assets in foreign securities and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contract for the purchase or sale of a fixed quantity of a foreign currency at a future date. Lord Abbett does not consider ADRs and securities of companies domiciled outside the U.S. but that are traded in the United States to be "foreign securities." Accordingly, such investments are not subject to the 10% limitation on foreign securities.

Temporary Defensive Investments

     At times the Mid Cap Value Trust may take a temporary defensive position by investing some or all of its assets in short-term fixed income securities. Such securities may be used to attempt to avoid losses in response to adverse market, economic, political or other conditions, to invest uncommitted cash balances, or to maintain liquidity to meet shareholder redemptions. These securities include: obligations of the U.S. Government and its agencies and instrumentalities, commercial paper, bank certificates of deposit, bankers' acceptances, and repurchase agreements collateralized by cash and obligations of the U.S. Government and its agencies and instrumentalities. These investments could reduce the benefit from any upswing in the market and prevent the Mid Cap Value Trust from achieving its investment objective.

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

Principal Risks of Investing in this Portfolio

     The principal risks of investing in the portfolio, which could adversely affect its net asset value and performance, include:

         --  Equity Securities Risk                       --  Derivatives Risk
         --  Foreign Securities Risk                      --  Issuer Risk
         --  Small and Medium Size Companies Risk         --  Active Management Risk
         --  Value Investing Risk

     These and other risks are described under "Risks of Investing in Certain Types of Securities" following the fund descriptions. The risks of investing in derivatives are described in the Prospectus under "Hedging and Other Strategic Transactions."

Performance(A, B, C, D)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 15.35% (for the quarter ended 6/2003) and the lowest return was -14.75% (for the quarter ended 9/2002).


--------------------------------------------------------------------------------

        -10.1%     25.4%      24.5%       8.0%
         2002       2003       2004       2005

--------------------------------------------------------------------------------


                                                           One      Life of    Date First
                                                           Year    Portfolio   Available
 Mid Cap Value Trust
   Series I                                                8.00%    10.38%     04/30/2001
   Series II(C)                                            7.76%    10.24%     01/28/2002
   Series III(D)                                           7.61%    10.24%     09/05/2003
   Series NAV(B)                                           8.16%    10.41%     02/28/2005
 Russell Midcap Value Index(A)                            12.65%    12.71%

(A)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since the information for this index is only provided as of a month end.

(B)NAV shares were first offered February 28, 2005. Performance prior to February 28, 2005 is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses performance would be higher.

(C)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

(D)Series III shares were first offered September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series III shares. Had the performance for periods prior to September 5, 2005 reflected Series III expenses, performance would be lower.

SUBADVISER AND PORTFOLIO MANAGERS

     Lord Abbett was founded in 1929 and manages one of America's oldest mutual fund complexes. Lord Abbett is located at 90 Hudson Street, Jersey City, New Jersey 07302-3973.

     Lord Abbett uses a team of investment managers and analysts acting together to manage the Fund's investments. Edward K. von der Linde heads the team and the other senior members of the team are Eileen Banko, Howard E. Hansen, and David
G. Builder. Messrs. von der Linde and Hansen are primarily and jointly responsible for the day-to-day management of the Portfolio. Mr. von der Linde is a Partner and joined Lord Abbett in 1988. Mr. Hansen, Partner and Investment Manager, joined Lord Abbett in 1995, Ms. Banko, Equity Analyst, joined Lord Abbett in 1990, and Mr. Builder, Equity Analyst, joined Lord Abbett in 1998.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

MID CAP VALUE EQUITY TRUST

SUBADVISER:  RiverSource Investments, LLC ("RiverSource")

INVESTMENT OBJECTIVE:  To seek to provide long-term growth of capital

INVESTMENT STRATEGIES: Under normal circumstances, the portfolio invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of medium-sized companies. Medium-sized companies are those whose market capitalization at the time of purchase fall within the range of the Russell Midcap Value Index. At December 31, 2005, the range of this index was between $582 million and $18.2 billion. The market capitalization range of the index is subject to change.

     Up to 20% of the portfolio may be invested in stocks of smaller or large companies, preferreds, convertibles, or other debt securities. The portfolio may invest up to 25% of its total assets in foreign investments.

     In pursuit of the portfolio's objectives, RiverSource chooses equity investments by:

      -- Selecting companies that are undervalued based on a variety of measures, such as price-earnings ratio, price/book ratio, current and projected earnings, current and projected dividends, and historic price levels.

      --   Identifying companies with growth potential based on:

       --  effective management, as demonstrated by overall performance, and

       --  financial strength.

     In evaluating whether to sell a security, RiverSource considers, among other factors, whether:

      --   The security is overvalued relative to alternative investments.

      --   The security has reached RiverSource's price objective.

      -- The company has met RiverSource's earnings and/or growth expectations.

      -- The company or the security continues to meet the other standards described above.

     Temporary Defensive Investments. For information on temporary defensive investing see "Investment Objectives and Strategies -- Temporary Defensive Investing" on page 1.

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

Principal Risks of Investing in this Portfolio

     The principal risks of investing in the portfolio, which could adversely affect its net asset value and performance, include:

         --  Equity Securities Risk                       --  Issuer Risk
         --  Foreign Securities Risk                      --  Active Management Risk
         --  Small and Medium Size Companies Risk         --  Industry and Sector Risk
         --  Value Investing Risk                         --  Derivative Risk

     These and other risks are described under "Risks of Investing in Certain Types of Securities" following the fund descriptions. The risks of investing in derivatives are described in the Prospectus under "Hedging and Other Strategic Transactions."

Performance

     Performance is not provided since the portfolio commenced operations in May, 2006.

SUBADVISER AND PORTFOLIO MANAGERS

     RiverSource, located at 200 Ameriprise Financial Center, Minneapolis, Minnesota, 55474, is a wholly owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"). Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients' asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for all of the RiverSource funds, RiverSource Investments manages investments for itself and its affiliates. For institutional clients, RiverSource and its affiliates provide investment management and related services, such as separate account asset management, institutional trust and custody, and employee benefit plan administration, as well as other investment products.

     The Portfolio Managers are:

      -- Warren Spitz, Senior Portfolio Manager (since May 2006). Joined RiverSource in 2000 as a Senior Portfolio Manager. MBA, Wharton School, University of Pennsylvania.

      -- Steve Schroll, Portfolio Manager (since May 2006). Joined RiverSource in 1998 as a Senior Security Analyst. MBA, University of Minnesota.

      -- Laton Spahr, Portfolio Manager (since May 2006). Joined RiverSource in 2001 as a Security Analyst. Sector Analyst, Holland Capital Management, 2000 to 2001; Statistical Research Inter, Friess Associates, 1998 to 1999. MS, University of Wisconsin, Applied Security Analysis Program.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

MID VALUE TRUST

SUBADVISER:  T. Rowe Price Associates, Inc. ("T. Rowe Price")

INVESTMENT OBJECTIVE:  To seek long-term capital appreciation.

INVESTMENT STRATEGIES: The portfolio invests, under normal market conditions, primarily in a diversified mix of common stocks of mid size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

     The subadviser employs a value approach in selecting investments. The Subadviser's in-house research team seeks to identify companies whose stock prices do not appear to reflect their underlying values. The subadviser generally looks for companies with one or more of the following characteristics:

      -- Low stock prices relative to net assets, earnings, cash flow, sales or business franchise value.

      -- Demonstrated or potentially attractive operating margins, profits and/or significant cash flow generation.

      --   Sound balance sheets and other positive financial characteristics.

      --   Significant stock ownership by management.

      --   Experienced and capable management.

     The portfolio's sector exposure is broadly diversified as a result of stock selection and therefore may vary significantly from its benchmark. The portfolio normally invests at least 80% (usually higher) of its net assets in companies with market capitalizations that are within the range of capitalizations of companies in the MidCap Index ($423 million to $14.6 billion as of December 31, 2005) or the Russell Mid Cap Value Index ($682 million to $18.2 billion as of December 31, 2005). The market capitalization of companies in the portfolio and in the indices changes over time. The portfolio will not automatically sell or cease to purchase stock of a company it already owns just because the company's market capitalization grows or falls outside these ranges.

     In pursuing its investment objective, the fund's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the fund's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

     Except as otherwise stated under "Investment Objectives and Strategies -- Temporary Defensive Investing" on page 1 the portfolio normally has less than 10% of its assets in cash and cash equivalents.

     The portfolio may invest in initial public offerings (IPOs). The portfolio may purchase other types of securities that are not primary investment vehicles, for example: convertible securities and warrants, foreign securities (up to 20% of total assets), certain Exchange Traded Funds (ETFs), and certain derivatives (investments whose value is based on indices or other securities).

     The portfolio holds a certain portion of its assets in money market reserves which can consist of shares of the T. Rowe Price Reserve Investment Fund (or any other internal T. Rowe Price money market fund) as well as money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less.

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

Principal Risks of Investing in this Portfolio

     The principal risks of investing in the portfolio, which could adversely affect its net asset value and performance, include:

         --  Equity Securities Risk                       --  IPOs ("Initial Public Offerings") Risk
         --  Foreign Securities Risk                      --  Derivatives Risk
         --  Small and Medium Size Companies Risk         --  Issuer Risk
         --  Value Investing Risk                         --  Active Management Risk

     These and other risks are described under "Risks of Investing in Certain Types of Securities" following the fund descriptions. The risks of investing in derivatives are described in the Prospectus under "Hedging and Other Strategic Transactions."

Performance(A, B, C, D, E)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series NAV shares. During the period shown in the bar chart, the highest quarterly return was 21.36% (for the quarter ended 6/2003) and the lowest return was -18.16% (for the quarter ended 9/2002).


--------------------------------------------------------------------------------

        20.5%       4.6%       0.5%      -15.2%     45.2%      18.7%       7.4%
         1999       2000       2001       2002       2003       2004       2005

--------------------------------------------------------------------------------


                                                           One      Five     Life of    Date First
                                                           Year    Years    Portfolio   Available
 Mid Value Trust
   Series NAV(A)                                           7.39%    9.55%     7.92%     05/01/1998
   Series I(C)                                             7.47%    9.57%     7.94%     04/29/2005
   Series II(C)                                            7.30%    9.54%     7.91%     04/29/2005
 Russell Midcap Value Index(B)                            12.65%   12.21%     9.62%

(A)The Series NAV shares of the Mid Value Trust were first issued on April 29, 2005 in connection with the Trust's acquisition on that date of all the assets of the Mid Value Fund B of John Hancock Variable Series Trust I ("JHVST") in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Mid Value Fund B, the Trust's predecessor. These shares were first issued on May 1, 1998.

(B)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since the information for this index is only provided as of a month end.

(C)The Series I and Series II shares of the Mid Value Trust were first offered on April 29, 2005. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Mid Value Fund B, the Trust's predecessor. The performance of this class of shares would have been lower if it reflected the higher expenses of the Series I and Series II shares.

(D)Current subadviser assignment became effective May 1, 2004.

(E)Since June 1, 2000, a portion of the Mid Value Trust expenses were reimbursed. If such expenses had not been reimbursed, returns would be lower.

SUBADVISER AND PORTFOLIO MANAGERS

     T. Rowe Price manages the Mid Value Trust. T. Rowe Price, whose address is 100 East Pratt Street, Baltimore, Maryland 21202, was founded in 1937 by the late Thomas Rowe Price, Jr. T. Rowe Price Group, Inc., a publicly traded financial services holding company, owns 100% of the stock of T. Rowe Price. As of December 31, 2004, T. Rowe Price and its affiliates managed over $235 billion for over eight million individual and institutional investor accounts.

     The portfolio is managed by an investment advisory committee chaired by:

      -- David J. Wallack (since May 2005). Mr. Wallack joined T. Rowe Price in 1990 and is a Vice President.

     The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the portfolio's investment program.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

QUANTITATIVE MID CAP TRUST

SUBADVISER: MFC Global Investment Management (U.S.A.) Limited ("MFC Global (U.S.A.)")

INVESTMENT OBJECTIVE:  To seek long-term capital growth.

INVESTMENT STRATEGIES: The portfolio invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. mid-cap stocks, convertible preferred stocks, convertible bonds and warrants. The portfolio may also invest up to 20% of its assets in large-cap stocks, convertible preferred stocks, convertible bonds and warrants in an effort to reduce overall portfolio volatility and increase performance.

     Stocks of publicly traded companies -- and mutual funds that hold these stocks -- can be classified by the companies' market value, or capitalization. Market capitalization is defined according to Morningstar U.S. as follows: Based on a universe of the 5000 largest stocks in the U.S., the top 5% of the universe are large cap, the next 15% mid cap, and the bottom 80% are classified as small cap. Using this definition, as of December 31, 2005, the largest company in the mid-cap universe was about $14.6 billion and the smallest about $427 million.

     MFC Global ("U.S.A.") uses a bottom-up, as opposed to a top-down, investment style in managing the portfolio. This means that securities are selected based upon fundamental analysis performed by the portfolio manager and MFC Global ("U.S.A.")'s equity research analysts. The equity research analysts use fundamental analysis to identify mid-cap and large-cap securities with strong industry position, leading market share, proven management and a strong balance sheet. The analysts then rank all such securities based on financial attributes (including earnings, growth and momentum) using quantitative analysis. Securities at the top of this ranking may be purchased by the portfolio.

     The Quantitative Mid Cap Trust may invest in foreign securities and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contract for the purchase or sale of a fixed quantity of a foreign currency at a future date. Investments in foreign securities may include depositary receipts.

     The Quantitative Mid Cap Trust may also invest to a limited extent in fixed income securities including money market instruments.

     For information on temporary defensive investing see "Investment Objectives and Strategies -- Temporary Defensive Investing" on page 1.

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

Principal Risks of Investing in this Portfolio

     The principal risks of investing in the portfolio, which could adversely affect its net asset value and performance, include:

         --  Equity Securities Risk                       --  Derivatives Risk
         --  Small and Medium Size Companies Risk         --  Issuer Risk
         --  Foreign Securities Risk                      --  Active Management Risk
         (including Emerging Markets Risk)                --  High Portfolio Turnover Risk

     These and other risks are described under "Risks of Investing in Certain Types of Securities" following the fund descriptions. The risks of investing in derivatives are described in the Prospectus under "Hedging and Other Strategic Transactions."

Performance(A, B, C)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 14.96% (for the quarter ended 6/2003) and the lowest return was -13.34% (for the quarter ended 9/2002).


--------------------------------------------------------------------------------

        -22.6%     38.5%      18.2%      13.6%
         2002       2003       2004       2005

--------------------------------------------------------------------------------


                                                           One      Life of    Date First
                                                           Year    Portfolio   Available
 Quantitative Mid Cap Trust
   Series I                                               13.62%     3.50%     04/30/2001
   Series II(C)                                           13.39%     3.33%     01/28/2002
   Series NAV(B)                                          13.70%     3.52%     04/29/2005
 S&P Midcap 400 Index(A)                                  12.55%     9.45%

(A)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since the information for this index is only provided as of a month end.

(B)NAV shares were first offered April 29, 2005. Performance prior to April 29, 2005 is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses performance would be higher.

(C)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

SUBADVISER AND PORTFOLIO MANAGERS

     MFC Global (U.S.A.) is a corporation subject to the laws of Canada. Its principal business at the present time is to provide investment management services to the portfolios listed above. MFC Global (U.S.A.) is an indirect wholly-owned subsidiary of Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, including Elliott & Page Limited and Manulife Funds Direct (Hong Kong) Limited, collectively known as Manulife Financial. The address of MFC Global (U.S.A.) is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

     The Portfolio Managers are:

      -- Rhonda Chang (since May, 2001). Ms. Chang joined MFC Global (U.S.A.) in 1996. She is a Vice President and a Senior Portfolio Manager of U.S. Equities at Manulife Financial. Prior to joining Manulife Financial in 1994, Ms. Chang was an investment analyst with AIG Global Investors. She is a Chartered Financial Analyst and graduated from York University with an MBA.

      -- Noman Ali (since January, 2005). Mr. Ali joined MFC Global (U.S.A.) in 1999. He is an Assistant Vice President and Portfolio Manager, U.S. Equity at Manulife Financial. He is a Chartered Financial Analyst.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

VALUE TRUST

SUBADVISER:  Van Kampen Investments

INVESTMENT OBJECTIVE:  To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk.

INVESTMENT STRATEGIES: The portfolio seeks to attain this objective by investing primarily in equity securities of companies with capitalizations similar to the market capitalization of companies in the Russell Midcap Value Index ($582 million to $18.2 billion as of December 31, 2005).

     Under normal circumstances, the Value Trust invests at least 65% of its total assets in equity securities. These primarily include common stocks, but may also include preferred stocks, convertible securities, rights, warrants, and ADR's. The

Value Trust may invest without limit in ADRs and may invest up to 5% of its total assets in foreign equities excluding ADRs. The Value Trust may invest up to 15% of its net assets in real estate investment trusts (REITs).

     Van Kampen's approach is to select equity securities which are believed to be undervalued relative to the stock market in general as measured by the Russell Midcap Value Index. Generally, medium market capitalization companies will consist primarily of those that Van Kampen believes are selling below their intrinsic value and offer the opportunity for growth of capital. The portfolio emphasizes a "value" style of investing focusing on those companies with strong fundamentals, consistent track records, growth prospectus, and attractive valuations. Van Kampen may favor securities of companies that are in undervalued industries. Van Kampen may purchase stocks that do not pay dividends. Van Kampen may also invest the portfolio's assets in companies with smaller or larger market capitalizations.

Temporary Defensive Investing

     To meet redemption requests or pending investment of its assets or during unusual market conditions, the Value Trust may place all or a portion of its assets in fixed income securities, and cash and cash equivalents. To the extent the portfolio is in a defensive position, the ability to achieve its investment objective will be limited.

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

Principal Risks of Investing in this Portfolio

     The principal risks of investing in the portfolio, which could adversely affect its net asset value and performance, include:

         --  Equity Securities Risk                       --  Derivatives Risk
         --  Small and Medium Size Companies Risk         --  Issuer Risk
         --  Value Investing Risk                         --  Active Management Risk
         --  Real Estate Securities Risk

     These and other risks are described under "Risks of Investing in Certain Types of Securities" following the fund descriptions. The risks of investing in derivatives are described in the Prospectus under "Hedging and Other Strategic Transactions."

Performance(A, B, C, D)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 20.39% (for the quarter ended 6/2003) and the lowest return was -23.40% (for the quarter ended 9/2002).


--------------------------------------------------------------------------------

        -1.7%      -2.8%      24.6%       3.4%      -22.8%     38.8%      15.2%      12.6%
         1998       1999       2000       2001       2002       2003       2004       2005

--------------------------------------------------------------------------------


                                                           One      Five     Life of    Date First
                                                           Year    Years    Portfolio   Available
 Value Trust
   Series I                                               12.56%    7.51%     8.52%     01/01/1997
   Series II(D)                                           12.35%    7.40%     8.46%     01/28/2002
   Series NAV(C)                                          12.67%    7.53%     8.54%     04/29/2005
 Russell Midcap Value Index(B)                            12.65%   12.21%    12.95%

(A)Current Subadvisor assignment became effective May 1, 2003.

(B)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for this index is only provided as of a month end.

(C)NAV shares were first offered April 29, 2005. Performance prior to April 29, 2005 is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses performance would be higher.

(D)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

SUBADVISER AND PORTFOLIO MANAGERS

     Morgan Stanley Investment Management Inc. ("MSIM"), which does business in certain instances using the name "Van Kampen", has its principal offices at 1221 Avenue of the Americas, New York, New York. MSIM conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley is the direct parent of MSIM. MSIM also does business in certain instances using the name "Miller Anderson." Prior to May 1, 2003, Miller Anderson was listed as the subadviser to the Value Trust.

     The Value Trust is managed within Van Kampen's Equity Income team. The team consists of portfolio managers and analysts. Current members of the team primarily responsible for the day-to-day management of the portfolio include James Gilligan, a Managing Director, Thomas Bastian, Thomas R. Cooper and James
O. Roeder, Executive Directors, and Sergio Marcheli and Vince Vizachero, Vice Presidents.

     James Gilligan, who is the lead portfolio manager, has worked for Van Kampen since 1985 and has managed the portfolio since May 2003. James Roeder has worked for Van Kampen since 1999 and has managed the portfolio since May 2003. Sergio Marcheli has worked for Van Kampen since 2003 and has managed the portfolio since May 2003. Prior to that, he was a portfolio specialist at Van Kampen. Thomas Bastian has worked for Van Kampen since 2003 has managed the portfolio since May 2003. Prior to that, he was a portfolio manager at Eagle Asset Management. Vince Vizachero has worked for Van Kampen since 2001 and has managed the portfolio since May 2003. Prior to 2001, he was an analyst at Fidelity. Mr. Copper has been associated with Van Kampen since 1986 and began managing the portfolio in December 2005.

     Each member is responsible for specific sectors, with the exception of Sergio Marcheli. Mr. Marcheli also Manages the cash position of the portfolio. All team members are responsible for the day-to-day management of the portfolio and James Gilligan is responsible for the execution of the overall strategy of the portfolio.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

     The composition of the team may change without notice from time to time.

VISTA TRUST

SUBADVISER:  American Century Investment Management, Inc. ("American Century")

INVESTMENT OBJECTIVE:  To seek long-term capital growth.

INVESTMENT STRATEGIES: To pursue this goal, the portfolio normally invests in common stocks of companies that are medium-sized and smaller at the time of purchase, but the portfolio may purchase other types of securities as well.

     In managing the portfolio, American Century looks for stocks of medium-sized and smaller companies it believes will increase in value over time, using a proprietary investment strategy. When determining the size of a company, the portfolio managers will consider, among other factors, the capitalization of the company and the amount of revenues as well as other information they obtain about the company.

     In implementing this strategy, the subadviser uses a bottom-up approach to stock selection. This means that the subadviser makes investment decisions based primarily on its analysis of individual companies, rather than on broad economic forecasts. American Century manages the portfolio based on the belief that, over the long-term, stock price movements follow growth in earnings and revenue. American Century's principal analytical technique involves the identification of companies with earnings and revenues that are not only growing, but growing at an accelerating pace. This includes companies whose growth rates, although still negative, are less negative than prior periods, and companies whose growth rates are expected to accelerate. These techniques help the subadviser buy or hold the stocks of companies it believes have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet its criteria.

     Although American Century intends to invest the fund's assets primarily in U.S. stocks, the portfolio may invest in securities of foreign companies, including companies in emerging markets.. The portfolio may also invest in IPOs (initial public offerings).

     American Century does not attempt to time the market. Instead, the portfolio is normally fully invested in stocks regardless of the movement of stock prices generally. When the subadviser believes it is prudent, the portfolio may invest a portion of its assets in domestic and foreign preferred stock, convertible debt securities, equity-equivalent securities, foreign securities, short-term securities, non-leveraged futures contracts, and options, notes, bonds and other debt securities. The portfolio generally limits its purchase of debt securities to investment-grade obligations. Futures contracts, a type of derivative security can help the portfolio's cash assets remain liquid while performing more like stocks.

     For information on temporary defensive investing see "Investment Objectives and Strategies -- Temporary Defensive Investing" on page 1.

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

Principal Risks of Investing in this Portfolio

     The principal risks of investing in the portfolio, which could adversely affect its net asset value and performance, include:

         --  Equity Securities Risk                       --  Derivatives Risk
         --  Foreign Securities Risk                      --  Issuer Risk
         --  Small and Medium Size Companies Risk         --  Active Management Risk
         --  IPOs ("Initial Public Offerings") Risk       --  Growth Investing Risk

     These and other risks are described under "Risks of Investing in Certain Types of Securities" following the fund descriptions. The risks of investing in derivatives are described in the Prospectus under "Hedging and Other Strategic Transactions."

     In addition, the portfolio may buy a large amount of a company's stock quickly, and often will dispose of it quickly if the company's earnings or revenues decline. While the subadviser believes that this strategy provides substantial appreciation over the long term, in the short term it can create a significant amount of price volatility. This volatility may be greater than that of the average stock portfolio.

Performance

     Performance is not provided since the portfolio commenced operations in October, 2005.

SUBADVISERS AND PORTFOLIO MANAGERS

     American Century manages the Vista Trust. American Century is located at 4500 Main Street, Kansas City, Missouri 64111. American Century is controlled by James E. Stowers Jr., the Chairman of American Century Companies, Inc. American Century has been providing investment management services since 1958.

     The portfolio is managed by the following portfolio managers:

      -- Glenn A. Fogle (since October, 2005). Mr. Fogle is a Senior Vice President and Senior Portfolio Manager for American Century. He joined American Century in 1990 as an investment analyst and became a portfolio manager in March 1993. He has a bachelor of business administration (management) and an MBA in finance from Texas Christian University. He is a CFA charterholder.

      -- David M. Hollond (since October, 2005). Mr. Hollond is a Vice President and Portfolio Manager for American Century. He joined American Century in 1998 as an investment analyst and became a portfolio manager in March 2004. He has a bachelor's degree in Russian and economics from Grinnell College, a master's degree in economics from the University of Wisconsin, a master's degree in international studies from the University of Pennsylvania and an MBA in finance from The Wharton School at the University of Pennsylvania.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

                                LARGE CAP FUNDS

ALL CAP CORE TRUST

SUBADVISER:  Deutsche Asset Management, Inc. ("DeAM")

INVESTMENT OBJECTIVE:  To seek long-term growth of capital.

INVESTMENT STRATEGIES: The portfolio invests in common stocks and other equity securities within all asset classes (small, mid and large cap) primarily those within the Russell 3000 Index.

     The portfolio may invest in all types of equity securities including common stocks, preferred stocks and preferred and preference stocks, convertible securities and depositary receipts for such securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized markets.

     The portfolio may also invest in U.S. Government securities and up to 5% of its assets in foreign securities.

     Investment Philosophy. DeAM pursues an actively managed, quantitative investment process. DeAM's investment philosophy is based on three central tenets:

      -- Securities have an intrinsic value from which they deviate over time. DeAM believes that the best way to measure a security's fair vale is relative to its peers within its own industry.

      -- Finding attractive companies with long-term potential requires a consideration of both growth and value attributes. Technical analysis further enhances the stock selection process, helping to identify timely market opportunities.

      -- Quantitative investment models provide an improved framework for selecting mispriced stocks in an unbiased, consistent and repeatable manner.

     Quantitative Investment Approach. DeAM blends fundamental equity analysis and quantitative investment theory into a disciplined and systematic process. This technique minimizes subjectivity and allows the team to analyze the broadest possible universe of stocks. DeAM's proprietary U.S. stock evaluation model, the Quantitative Investment Model (the "Model"), incorporates valuation and growth investment parameters and is used to select securities. DeAM believes that combining techniques used by fundamental value investors with extensive growth and earnings analysis minimizes investment style bias and ultimately produces a "pure" stock selection process that seeks to add value in any market environment. DeAM also incorporates technical analysis to capture short-term price changes and market responsiveness to new information.

     By applying a rigorous portfolio construction process, the team targets excess return levels similar to traditional managers, while holding a significantly more diversified basket of stocks. Non-linear market impact assumptions are also incorporated into the process to maximize the trade-off between the anticipated pickup from trading and the costs associated with making these trades.

     Portfolio Construction and Quantitative Risk Management. DeAM extensively screens the Russell 3000 universe using multiple investment parameters to identify what DeAM believes are the most and least attractive securities. Expected returns are generated for each stock relative to its own industry. Securities are then selected based on expected returns, risk control constraints and anticipated transaction costs.

     For information on temporary defensive investing see "Investment Objectives and Strategies -- Temporary Defensive Investing" on page 1.

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

Principal Risks of Investing in this Portfolio

     The principal risks of investing in the portfolio, which could adversely affect its net asset value and performance, include:

         --  Equity Securities Risk                       --  Issuer Risk
         --  Derivatives Risk                             --  Active Management Risk
         --  High Portfolio Turnover Risk

     These and other risks are described under "Risks of Investing in Certain Types of Securities" following the fund descriptions. The risks of investing in derivatives are described in the Prospectus under "Hedging and Other Strategic Transactions."

Performance(A, B, C, D, E)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 23.59% (for the quarter ended 12/1999) and the lowest return was -24.41% (for the quarter ended 3/2001).


--------------------------------------------------------------------------------

        25.3%      24.0%      37.2%      -27.3%     -21.4%     -25.2%     31.5%      16.3%       9.1%
         1997       1998       1999       2000       2001       2002       2003       2004       2005

--------------------------------------------------------------------------------


                                                           One     Five      Life of    Date First
                                                          Year     Years    Portfolio   Available
 All Cap Core Trust
   Series I                                               9.08%    -0.38%     5.64%     07/15/1996
   Series II(E)                                           8.89%    -0.50%     5.57%     01/28/2002
   Series NAV(D)                                          9.21%    -0.35%     5.66%     04/29/2005
 Russell 3000 Index(B)                                    6.13%     1.58%     8.62%
 Combined Index(B, C)                                     6.12%    -1.97%     6.75%

(A)Effective November 25, 2002, the portfolio changed its subadviser. Performance reflects results prior to these changes.

(B)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for this index is only provided as of a month end.

(C)The Combined Index is a blend of the Russell 1000 Growth Index from inception through December 31, 2002 and the Russell 3000 Index from January 1, 2003 and thereafter.

(D)NAV shares were first offered April 29, 2005. Performance prior to April 29, 2005 is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses performance would be higher.

(E)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

SUBADVISER AND PORTFOLIO MANAGERS

     Deutsche Asset Management, Inc. (DeAM), located at 345 Park Avenue, New York, New York 10154, is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. Deutsche Bank AG is a major banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

     DeAM provides a full range of investment advisory services to retail and institutional clients.

     The portfolio managers are as follows:

     of Asset Allocation in 2001, after 11 years of experience as an investment strategist and manager of the Asset Allocation Strategies Group at Barclays Global Investors and as global asset allocation research director at First Quadrant Corp.
           - BS from Northeastern University; MS from California Institute of Technology; PhD from University of California, Irvine.

      --   Robert Wang, Managing Director.
           - Senior Portfolio Manager for Multi-Asset Class Quantitative Strategies.
           - Joined DeAM in 1995 as senior fixed income portfolio manger after 13 years of experience at J.P. Morgan and Co. trading fixed income, derivatives and foreign exchange products.
           - BS in economics from The Wharton School, University of
             Pennsylvania.

      --   Julie Abbett, Director
           - Senior Portfolio Manager for Quantitative Strategies.
           - Joined DeAM in 2000 after 4 years of combined experience as a consultant with equity trading services for BARRA, Inc and a product developer at FactSet Research.
           - BA from University of Connecticut.

      --   Jin Chen, Director
           - Senior Portfolio Manager for Quantitative Strategies.
           - Joined DeAM in 1999, previously serving as portfolio manager for Absolute Return Strategies, after 4 years of experience as a fundamental equity analyst and portfolio manager of various funds in US large and small cap equities at Thomas White Asset Management.
           - BS from Nanjing University; MS from Michigan State University.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

ALL CAP GROWTH TRUST

SUBADVISER:  A I M Capital Management, Inc. ("AIM")

INVESTMENT OBJECTIVE:  To seek long-term capital appreciation.

INVESTMENT STRATEGIES: The portfolio seeks to achieve this investment objective by investing its assets, under normal market conditions, principally in common stocks of companies that the portfolio managers believe likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth. Any income received from securities held by the portfolio will be incidental.

     The All Cap Growth Trust's portfolio is primarily comprised of securities of two basic categories of companies:

      -- "core" companies, which AIM considers to have experienced above-average and consistent long-term growth in earnings and to have excellent prospects for outstanding future growth, and

      -- "earnings acceleration" companies which AIM believes are currently enjoying a dramatic increase in profits.

     The All Cap Growth Trust may also purchase the common stocks of foreign companies. It is not anticipated, however, that foreign securities will constitute more than 20% of the value of the portfolio. American Depository Receipts ("ADRs") and European Depositary Receipts ("EDRs") and other securities representing underlying securities of foreign issuers are treated as foreign securities and included in this 20% limitation.

     For information on temporary defensive investing see "Investment Objectives and Strategies -- Temporary Defensive Investing" on page 1.

Use of Hedging and Other Strategic Transactions

     The All Cap Growth Trust may:

      --   purchase and sell stock index futures contracts,

      -- purchase options on stock index futures as a hedge against changes in market conditions,

      -- purchase and sell futures contracts and purchase related options in order to hedge the value of its portfolio against changes in market conditions,

      -- write (sell) covered call options (up to 25% of the value of the portfolio's net assets),

      -- foreign exchange transactions to hedge against possible variations in foreign exchange rates between currencies of countries in which the portfolio is invested including: the direct purchase or sale of foreign currency, the purchase or sale of options on futures contract with respect to foreign currency, the purchase or sale of forward contracts, exchange traded futures contracts and options of futures contracts.

     See "Hedging and Other Strategic Transactions" for further information on these investment strategies.

Principal Risks of Investing in this Portfolio

     The principal risks of investing in the portfolio, which could adversely affect its net asset value and performance, include:

         --  Equity Securities Risk                       --  Derivatives Risk
         --  Foreign Securities Risk                      --  Issuer Risk
         --  Growth Investing Risk                        --  Active Management Risk
         --  Technology Related Risk
         (see Industry or Sector Investing Risk)

     These and other risks are described under "Risks of Investing in Certain Types of Securities" following the fund descriptions. The risks of investing in derivatives are described in the Prospectus under "Hedging and Other Strategic Transactions."

Performance(A, B, C, D, E)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 36.09% (for the quarter ended 12/1999) and the lowest return was -23.20% (for the quarter ended 9/2001).


--------------------------------------------------------------------------------

        15.3%      28.3%      44.7%      -10.8%     -23.8%     -24.4%     29.2%       6.5%       9.0%
         1997       1998       1999       2000       2001       2002       2003       2004       2005

--------------------------------------------------------------------------------


                                                           One     Five     Life of    Date First
                                                          Year    Years    Portfolio   Available
 All Cap Growth Trust
   Series I                                               8.99%   -2.87%     5.95%     03/04/1996
   Series II(E)                                           8.77%   -3.00%     5.88%     01/28/2002
   Series NAV(D)                                          9.12%   -2.91%     5.93%     02/28/2005
 Russell 3000 Growth Index(B)                             5.17%   -3.15%     6.06%
 Combined Index(B, C)                                     5.17%   -3.15%     4.34%

(A)Effective May 1, 1999, the portfolio changed its subadviser and its investment objective. Performance reflects results prior to these changes.

(B)The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of month end.

(C)The Combined Index is a blend of the Russell Midcap Growth Index since inception until November 30, 1999, and the performance of the Russell 3000 Growth Index from December 1, 1999 and thereafter.

(D)NAV shares were first offered February 28, 2005. Performance prior to February 28, 2005 is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses performance would be higher.

(E)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

SUBADVISER AND PORTFOLIO MANAGERS

     A I M Capital Management, Inc., ("AIM"). AIM manages the All Cap Growth Trust. AIM is an indirect wholly owned subsidiary of AIM Management Group Inc., whose principal business address is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. AIM Management Group, Inc. founded in 1976, is a holding company engaged in the financial services business and is a wholly owned subsidiary of AMVESCAP PLC. AMVESCAP PLC and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific Region.

     AIM, and/or its affiliates is the investment adviser for mutual funds, separately managed accounts, such as corporate and municipal pension plans, charitable institutions and private individuals.

     The following individuals are jointly and primarily responsible for the day-to-day management of the All Cap Growth Trust's portfolio:

      -- Larry H. Sachnowitz (since September, 2005). Mr. Sachnowitz has been associated with AIM/and or its affiliates since 1987 and is the lead portfolio manager. As the lead manager, Mr. Sachnowitz generally has final authority over all aspects of the All Cap Growth Trust's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Mr. Sachnowitz may perform these functions, and the nature of these functions, may change from time to time.

      -- Kirk L. Anderson (since September, 2005). Mr. Anderson has been associated with AIM/and or its affiliates since 1994.

      -- James G. Birdsall (since September, 2005). Mr. Birdsall has been associated with AIM/and or its affiliates since 1995.

      -- Robert J. Lloyd (since September, 2005). Mr. Lloyd has been associated with AIM and/or its affiliates since 1990.

     They are assisted by the AIM's Large/Multi-Cap Growth Team, which may be comprised of portfolio managers, research analysts and other investment professionals of the advisor. Team members provide research support and make securities recommendations with respect to the portfolio, but do not have day-to-day management responsibilities with respect to the portfolio. Members of the team may change from time to time.

     The Trust's Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

ALL CAP VALUE TRUST

SUBADVISER:  Lord, Abbett & Co. LLC ("Lord Abbett")

INVESTMENT OBJECTIVE:  To seek capital appreciation.

INVESTMENT STRATEGIES: The portfolio invests primarily in equity securities of
                       U.S. and multinational companies that Lord Abbett believes are undervalued in all capitalization ranges. Under normal circumstances, the portfolio will invest at least 50% of its net assets in equity securities of large, seasoned companies with market capitalizations at the time of purchase that fall within the market capitalization range of the Russell 1000 Index. As of December 31, 2005, the market capitalization range of the Russell 1000 Index was $582 million to $370.3 billion. This range varies daily. Equity securities may include common stocks, preferred stock, convertible securities, warrants, and similar instruments. These are companies that appear underpriced according to certain financial measurements of their intrinsic worth or business prospects (such as price-to-earnings or price to-book ratios).

     In selecting investments, Lord Abbett attempts to invest in securities selling at reasonable prices in relation to its assessment of their potential value. While there is the risk that an investment may never reach what Lord Abbett thinks is its full value, or may go down in value, Lord Abbett's emphasis on large, seasoned company value stocks may limit the portfolio's downside risk. This is because value stocks are believed to be underpriced, and large, seasoned company stocks tend to be issued by more established companies and less volatile than mid-sized or small company stock. Although small companies may present greater risks than larger companies, they also may present higher potential for attractive long-term returns. Lord Abbett generally sells a stock when it thinks it seems less likely to benefit from the current market and economic environment, shows deteriorating fundamentals, or has reached Lord Abbett's valuation target.

     The All Cap Value Trust may investment up to 10% of its net assets in foreign equity securities. Lord Abbett does not consider ADRs and securities of companies domiciled outside the U.S. but that are traded in the United States to be "foreign securities." Accordingly, such investments are not subject to the 10% limitation on foreign securities.

Temporary Defensive Investments

     At times the All Cap Value Trust may take a temporary defensive position by investing some or all of its assets in short-term fixed income securities. Such securities may be used to attempt to avoid losses in response to adverse market, economic, political or other conditions, to invest uncommitted cash balances, or to maintain liquidity to meet shareholder redemptions. These securities include: obligations of the U.S. Government and its agencies and instrumentalities, commercial paper, bank certificates of deposit, bankers' acceptances, and repurchase agreements collateralized by cash and obligations of the U.S. Government and its agencies and instrumentalities. These investments could reduce the benefit from any upswing in the market and prevent the All Cap Value Trust from achieving its investment objective.

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

Principal Risks of Investing in this Portfolio

     The principal risks of investing in the portfolio, which could adversely affect its net asset value and performance, include:

         --  Equity Securities Risk                       --  Derivatives Risk
         --  Foreign Securities Risk                      --  Issuer Risk
         --  Small and Medium Size Companies Risk         --  Active Management Risk
         --  Value Investing Risk

     These and other risks are described under "Risks of Investing in Certain Types of Securities" following the fund descriptions. The risks of investing in derivatives are described in the Prospectus under "Hedging and Other Strategic Transactions."

Performance(A, B, C, D, E)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 16.11% (for the quarter ended 6/2003) and the lowest return was -23.92% (for the quarter ended 9/2002).


--------------------------------------------------------------------------------

        -27.8%     38.4%      16.0%       5.7%
         2002       2003       2004       2005

--------------------------------------------------------------------------------


                                                            One      Life of    Date First
                                                           Year     Portfolio   Available
 All Cap Value Trust
   Series I                                                 5.71%     4.62%     04/30/2001
   Series II(D)                                             5.42%     4.47%     01/28/2002
   Series III(E)                                            5.29%     4.49%     09/05/2003
   Series NAV(C)                                            5.76%     4.63%     02/28/2005
 Russell 3000 Value Index(B)                                6.85%     6.47%

(A)Current subadvisor assignment became effective May 1, 2003.

(B)The Return under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for this index is only provided as of a month end.

(C)NAV shares were first offered February 28, 2005. Performance prior to February 28, 2005 is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses performance would be higher.

(D)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

(E)Series III shares were first offered September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series III shares. Had the performance for periods prior to September 5, 2005 reflected Series III expenses, performance would be lower.

SUBADVISER AND PORTFOLIO MANAGERS

     Lord Abbett was founded in 1929 and manages one of America's oldest mutual fund complexes. Lord Abbett is located at 90 Hudson Street, Jersey City, New Jersey 07302-3973.

     The Portfolio Managers are:

      -- Lord Abbett uses a team of investment managers and analysts acting together to manager the portfolio's investments. Robert P. Fetch and Howard E. Hansen head the team and are jointly and primarily responsible for the day-to-day management of the portfolio. Mr. Fetch, Partner and Small-Cap Value Senior Investment Manager, joined Lord Abbett in 1995. Mr. Hansen, Partner and Investment Manager, joined Lord Abbett in 1995.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

BLUE CHIP GROWTH TRUST

SUBADVISER:  T. Rowe Price Associates, Inc. ("T. Rowe Price")

INVESTMENT OBJECTIVE:  To provide long-term growth of capital. Current income is a secondary objective.

INVESTMENT STRATEGIES: The portfolio invests at least 80% of its net assets in the common stocks of large and medium-sized blue chip growth companies. These are firms that in T. Rowe Price's view, are well established in their industries and have the potential for above-average earnings growth.

     In identifying blue chip companies, T. Rowe Price generally considers the following characteristics:

     Leading market positions. Blue chip companies often have leading market positions that are expected to be maintained or enhanced over time. Strong positions, particularly in growing industries, can give a company pricing flexibility as well as the potential for good unit sales. These factors, in turn, can lead to higher earnings growth and greater share price appreciation.

     Seasoned management teams. Seasoned management teams with a track record of providing superior financial results are important for a company's long-term growth prospects. T. Rowe Price analysts will evaluate the depth and breadth of a company's management experience.

     Strong financial fundamentals. Companies should demonstrate faster earnings growth than their competitors and the market in general; high profit margins relative to competitors; strong cash flow; a healthy balance sheet with relatively low debt; and a high return on equity with a comparatively low dividend payout ratio.

     T. Rowe Price evaluates the growth prospects of companies and the industries in which they operate. T. Rowe Price seeks to identify companies with strong market franchises in industries that appear to be strategically poised for long-term growth. This investment approach reflects T. Rowe Price's belief that the combination of solid company fundamentals (with emphasis on the potential for above-average growth in earnings or operating cash flow) along with a positive industry outlook will ultimately reward investors with strong investment performance. Some of the companies T. Rowe Price targets will have good prospects for dividend growth.

     While most of the assets of the portfolio are invested in U.S. common stocks, the portfolio may also purchase other types of securities, including,
(i) U.S. and non-U.S. dollar denominated foreign securities (up to 20% of its total assets) including ADRs, (ii) convertible stocks, warrants and bonds, and
(iii) futures and options. Investments in convertible securities, preferred stocks and debt securities are limited to 25% of total assets.

     The Blue Chip Growth Trust may invest in debt securities of any type without regard to quality or rating. Such securities would be issued by companies which meet the investment criteria for the portfolio but may include non-investment grade debt securities (junk bonds). The portfolio will not purchase a non-investment-grade debt security if, immediately after such purchase, the portfolio would have more than 5% of its total assets invested in such securities.

     The portfolio holds a certain portion of its assets in money market reserves which can consist of shares of the T. Rowe Price Reserve Investment Fund (or any other internal T. Rowe Price money market fund) as well as U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less.

     For information on temporary defensive investing see "Investment Objectives and Strategies -- Temporary Defensive Investing" on page 1.

     The portfolio may sell securities for a variety of reasons such as to secure gains, limit losses or redeploy assets into more promising opportunities.

Use of Hedging and Other Strategic Transactions

     The Blue Chip Growth Trust may also engage in a variety of investment management practices, such as buying and selling futures and options and is currently authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions." The portfolio may invest up to 10% of its total assets in hybrid instruments, which are a type of high-risk derivative which can combine the characteristics of securities, futures and options. The Statement of Additional Information contains a description of these strategies and of certain risks associated therewith.

     In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Principal Risks of Investing in this Portfolio

     The principal risks of investing in the portfolio, which could adversely affect its net asset value and performance, include:

         --  Equity Securities Risk                       --  Derivatives Risk
         --  Foreign Securities Risk                      --  Issuer Risk
         --  Growth Investing Risk                        --  Active Management Risk

     These and other risks are described under "Risks of Investing in Certain Types of Securities" following the fund descriptions. The risks of investing in derivatives are described in the Prospectus under "Hedging and Other Strategic Transactions."

Performance(A, B, C, D, E, F)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 24.80% (for the quarter ended 12/1998) and the lowest return was -17.09% (for the quarter ended 3/2001).


--------------------------------------------------------------------------------

        25.9%      26.9%      28.5%      19.4%      -2.8%      -14.6%     -24.3%     29.2%       9.0%       5.6%
         1996       1997       1998       1999       2000       2001       2002       2003       2004       2005

--------------------------------------------------------------------------------


                                                           One      Five     Life of    Date First
                                                           Year    Years    Portfolio   Available
 Blue Chip Growth Trust
   Series I                                                5.60%   -0.77%      8.66%    12/11/1992
   Series II(D)                                            5.36%   -0.89%      8.59%    01/28/2002
   Series III(E)                                           5.26%   -0.88%      8.60%    09/05/2003
   Series NAV(C)                                           5.70%   -0.76%      8.67%    02/28/2005
 S&P 500 Index(B)                                          4.91%    0.54%      9.07%

(A)Effective October 1, 1996, the portfolio changed its subadviser. Performance reflects results prior to this change.

(B)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since the information for this index is only provided as of a month end.

(C)NAV shares were first offered February 28, 2005. Performance prior to February 28, 2005 is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses performance would be higher.

(D)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

(E)Series III shares were first offered September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series III shares. Had the performance for periods prior to September 5, 2005 reflected Series III expenses, performance would be lower.

(F)Since June 1, 2000, a portion of the Blue Chip Growth Trust expenses were reimbursed. If such expenses had not been reimbursed, returns would be lower.

SUBADVISER AND PORTFOLIO MANAGERS

     T. Rowe Price manages the Blue Chip Growth Trust. T. Rowe Price, whose address is 100 East Pratt Street, Baltimore, Maryland 21202, was founded in 1937 by the late Thomas Rowe Price, Jr. T. Rowe Price Group, Inc., a publicly traded financial services holding company, owns 100% of the stock of T. Rowe Price. As of December 31, 2004, T. Rowe Price and its affiliates managed over $235 billion for over eight million individual and institutional investor accounts.

     The portfolio is managed by an investment advisory committee chaired by:

      -- Larry J. Puglia (since October, 1996). Mr. Puglia, who joined T. Rowe Price in 1990, is a Vice President of T. Rowe Price and has been managing investments since 1993. He is a Chartered Financial Analyst and a Certified Public Accountant.

     The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the portfolio's investment program.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

CAPITAL APPRECIATION TRUST

SUBADVISER:  Jennison Associates LLC ("Jennison")

INVESTMENT OBJECTIVE:  To seek long-term growth of capital.

INVESTMENT STRATEGIES: The portfolio invests at least 65% of the portfolio's total assets in equity-related securities of companies that exceed $1 billion in market capitalization and that Jennison believes have above-average growth prospects. These companies are generally medium- to large-capitalization companies.

     Jennison follows a highly disciplined investment selection and management process that seeks to identify companies that show superior absolute and relative earnings growth and also are attractively valued. Jennison looks for companies that experience some or all of the following: (i) above average revenue and earnings per share growth, (ii) strong market position, (iii) improving profitability and distinctive attributes such as unique marketing ability, (iv) strong research and development and productive new product flow and (v) financial strength. Such companies generally trade at high prices relative to their current earnings. Earnings predictability and confidence in earnings forecasts are important parts of the selection process.

     Securities in which the Capital Appreciation Trust invests have historically been more volatile than the S&P 500 Index. Also, companies that have an earnings growth rate higher than that of the average S&P 500 company tend to reinvest their earnings rather than distribute them. Therefore, the portfolio is not likely to receive significant dividend income on its portfolio securities.

     In addition to common stocks, nonconvertible preferred stock and convertible securities, equity-related securities in which the Capital Appreciation Trust invests include: (i) American Depository Receipts (ADRs);
(ii) warrants and rights that can be exercised to obtain stock; (iii) investments in various types of business ventures, including partnerships and joint ventures; (iv) real estate investment trusts (REITS) and similar securities. (Convertible securities are securities -- like bonds, corporate notes and preferred stocks -- that the portfolio can convert into the company's common stock or some other equity security.)

     The Capital Appreciation Trust may invest up to 35% of its total assets in equity-related securities of companies that are undergoing changes in management or product or changes in marketing dynamics that have not yet been reflected in reported earnings (but are expected to affect earnings in the intermediate term.) These securities often are not widely known and favorably valued.

     In addition to the principal strategies discussed above, the Capital Appreciation Trust may also use the following investment strategies to attempt to increase the portfolio's return or protect its assets if market conditions warrant:

     1. The portfolio may invest up to 35% of its total assets in equity-related securities of companies that are undergoing changes in management or product or changes in marketing dynamics that have not yet been reflected in reported earnings (but are expected to affect earnings in the intermediate term.) These securities often are not widely known and favorably valued.

     2. The portfolio may make short sales of a security including short sales "against the box."

     3. The portfolio may invest up to 20% of the portfolio's total asset in foreign equity securities. (For purposes of this 20% limit, ADRs and other similar receipts or shares are not considered to be foreign securities.)

     4. The portfolio may invest in U.S. government securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government.

     5. The portfolio may invest in mortgage-related securities issued or guaranteed by U.S. governmental entities, including collateralized mortgage obligations, multi-class pass through securities and stripped mortgage backed securities.

     6. The portfolio may invest in fixed-income securities rated investment-grade (Baa or higher by Moody's Investor Service, Inc. or BBB or higher by Standard & Poor's Ratings Group or the equivalent rating by another rating service.) These include corporate debt and other debt obligations of U.S. and foreign issuers. The portfolio may invest in obligations that are not rated, but that the Jennison believes are of comparable quality to these obligations.

     7. The portfolio may invest in repurchase agreements.

     Jennison considers selling or reducing a stock position when, in the opinion of the investment adviser, the stock has experienced a fundamental disappointment in earnings, it has reached an intermediate price objective and its outlook no longer seems sufficiently promising, a relatively more attractive stock emerges or the stock has experienced adverse price movement.

     For information on temporary defensive investing see "Investment Objectives and Strategies -- Temporary Defensive Investing" on page 1.

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

Principal Risks of Investing in this Portfolio

     The principal risks of investing in the portfolio, which could adversely affect its net asset value and performance, include:

         --  Equity Securities Risk                       --  Derivatives Risk
         --  Foreign Securities Risk                      --  Issuer Risk
         --  Fixed Income Securities Risk                 --  Active Management Risk
         --  Mortgage-Backed Securities Risk              --  Growth Investing Risk

     These and other risks are described under "Risks of Investing in Certain Types of Securities" following the fund descriptions. The risks of investing in derivatives are described in the Prospectus under "Hedging and Other Strategic Transactions."

Performance(A, B, C, D)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 16.38% (for the quarter ended 12/2001) and the lowest return was -19.64% (for the quarter ended 9/2001).


--------------------------------------------------------------------------------

        -18.4%     -30.6%     29.5%       9.3%      14.0%
         2001       2002       2003       2004       2005

--------------------------------------------------------------------------------


                                                           One      Five     Life of    Date First
                                                           Year    Years    Portfolio   Available
 Capital Appreciation Trust
   Series I                                               13.99%   -1.80%    -4.19%     11/01/2000
   Series II(C)                                           13.70%   -1.91%    -4.30%     01/28/2002
   Series NAV(B)                                          14.12%   -1.77%    -4.17%     02/28/2005
 Russell 1000 Growth Index(A)                              5.26%   -3.58%    -6.99%

(A)The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of month end.

(B)NAV shares were first offered February 28, 2005. Performance prior to February 28, 2005 is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses performance would be higher.

(C)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

(D)Since November, 2000 a portion of the Capital Appreciation Trust expenses were reimbursed. If such expenses had not been reimbursed, returns would be lower.

SUBADVISER AND PORTFOLIO MANAGERS

     Jennison, 466 Lexington Avenue, New York, New York 10017, is a Delaware limited liability company and has been in the investment advisory business since 1969 (includes its predecessor, Jennison Associates Capital Corp.). Jennison is a direct, wholly-owned subsidiary of Prudential Investment Management, Inc., which is a direct, wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a direct, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2005, Jennison had in excess of $72 billion in assets under management.

     The Portfolio Managers are:

      -- Michael A. Del Balso (since November, 2000). Mr. Del Balso joined Jennison in 1972 and is currently an Executive Vice President at Jennison. He is also Jennison's Director of Research for Growth Equity. Mr. Del Balso is a graduate of Yale University and received his M.B.A. from Columbia University. He is a member of The New York Society of Security Analysts, Inc.

      -- Spiros Segalas (since November, 2000). Mr. Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer at Jennison. He received his B.A. from Princeton University and is a member of The New York Society of Security Analysts, Inc.

      -- Kathleen A. McCarragher (since November, 2000). Ms. McCarragher joined Jennison in 1998 and is an Executive Vice President at Jennison. She is also Jennison's Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. as a managing director and director of large cap growth equities for six years. Ms. McCarragher received her B.B.A. degree from the University of Wisconsin and her M.B.A. from Harvard University.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

CLASSIC VALUE TRUST

SUBADVISER:  Pzena Investment Management, LLC. ("Pzena")

INVESTMENT OBJECTIVE:  To seek long-term growth of capital.

INVESTMENT STRATEGIES: The portfolio invests, under normal market conditions, at least 80% of its net assets in domestic equity securities. The portfolio may invest in securities of foreign issuers, but will generally limit such investments to American Depositary Receipts (ADRs) and foreign securities listed and traded on a U.S. Exchange or the NASDAQ market.

     In managing the portfolio, Pzena seeks to identify companies that it believes are currently undervalued relative to the market, based on estimated future earnings and cash flow. These companies generally have market values at valuation ratios, such as price-to-book, below market average, as defined by the S&P 500 Index.

     In choosing individual securities, Pzena screens a universe of the 500 largest U.S. listed companies to construct a portfolio of approximately 30 to 40 stocks that Pzena believes generally have the following characteristics:

      -- cheap on the basis of current price to estimated normal level of earnings

      --   current earnings below normal levels

      --   a sound plan to restore earnings to normal

      --   a sustainable business advantage.

     Using fundamental research and a proprietary computer model, Pzena ranks these companies from the cheapest to the most expensive on the basis of current share price to Pzena's estimate of normal long-term earnings power. Pzena's management team then focuses its research efforts on companies in the most undervalued 20% of the universe. After performing rigorous in-depth analysis that typically culminates in discussions with senior company management, Pzena refines its earnings model and makes its final investment decision.

     Before investing, Pzena considers the value of an entire business relative to its price. Pzena views itself as a long-term business investor, rather than a stock buyer. This systematic process is intended to ensure that the portfolio's investments avoids the emotional inputs that can lead to overvalued securities.

     Pzena approaches sell decisions from the same disciplined framework. The subadviser automatically sells a security when it reaches fair value (i.e., the price fairly reflects the normal earnings power and the stock falls to the mid point in Pzena's ranking system. Pzena also will generally sells a security when there are more attractive opportunities or there is a change in company fundamentals.

     Pzena seeks to maintain a fully invested portfolio (generally at least 90% invested), but does not try to make investment decisions based on short-term trends in the stock market. Therefore, if attractively priced stocks cannot be found, the portfolio's cash levels will increase. To the extent the portfolio's cash levels increase, its ability to achieve its investment objective will be limited.

     For information on temporary defensive investing see "Investment Objectives and Strategies -- Temporary Defensive Investing" on page 1.

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

Principal Risks of Investing in this Portfolio

     The principal risks of investing in the portfolio, which could adversely affect its net asset value and performance, include:

         --  Equity Securities Risk                       --  Derivatives Risk
         --  Foreign Securities Risk                      --  Issuer Risk
         --  Non-Diversified Portfolios Risk              --  Active Management Risk
         --  Value Investing Risk

     These and other risks are described under "Risks of Investing in Certain Types of Securities" following the fund descriptions. The risks of investing in derivatives are described in the Prospectus under "Hedging and Other Strategic Transactions."

     In addition, the portfolio's management strategy has a significant influence on portfolio performance. Large capitalization stocks as a group could fall out of favor with the market, causing the portfolio to underperform investments that focus on small- or medium capitalization stocks.

Performance(A, B)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 4.57% (for the quarter ended 6/2005) and the lowest return was -1.81% (for the quarter ended 3/2005).


--------------------------------------------------------------------------------

         9.4%
         2005

--------------------------------------------------------------------------------


                                                           One     Life of    Date First
                                                          Year    Portfolio   Available
 Classic Value Trust
   Series I                                               9.42%    12.59%     05/03/2004
   Series II                                              9.22%    12.38%     05/03/2004
   Series NAV(B)                                          9.53%    12.65%     04/29/2005
 Russell 1000 Value Index(A)                              7.07%    13.79%

(A)The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of month end.

(B)NAV shares were first offered April 29, 2005. Performance prior to April 29, 2005 is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses performance would be higher.

SUBADVISERS AND PORTFOLIO MANAGERS

     Pzena is located at 120 West 45th Street, 20th Floor, New York, New York 10036. Established in 1995, Pzena is an investment advisor to high net worth individuals, pension plans, foundations, endowments, mutual funds and other institutional accounts. As of January 1, 2005, the majority of Pzena was owned by the firm's five managing principals: Richard S. Pzena (President, Chief Executive Officer and Co-Chief Investment Officer), John P. Goetz (Managing Principal, Research), Bill Lipsey (Managing Principal, Marketing and Client Services), Amy Jones (Managing Principal, Operations and Administration) and A. Rama Krishna (Managing Principal and Co-Chief Investment Officer). In addition, thirteen additional employees owned interests in the firm as of January 1, 2006. Mr. Pzena has ownership interests in excess of 25% and is therefore deemed a control person of Pzena.

     The investment team primarily responsible for overseeing the portfolio's investments are:

      -- Richard S. Pzena (since May, 2004). Managing Principal, Chief Executive Officer, Co-Chief Investment Officer and Founder of Pzena. Mr. Pzena has worked in investment management since 1986 and has been with Pzena since 1995. Education: B.S. and M.B.A., The Wharton School of the University of Pennsylvania.

      -- John P. Goetz (since May, 2004). Managing Principal and Co-Chief Investment Officer. Mr. Goetz has worked in investment management since 1996 and has been with Pzena since 1996. Education: B.A. Wheaton College; M.B.A., Kellogg School, Northwestern University.

      -- Antonio DeSpirito (since January, 2006). Mr. DeSpirito joined Pzena Investment Management, LLC as a Senior Research Analyst in 1998 and is currently Principal, Director of Research, Portfolio Manager.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

CORE EQUITY TRUST

SUBADVISER:  Legg Mason Capital Management, Inc. ("Legg Mason")

INVESTMENT OBJECTIVE:  To seek long-term capital growth.

INVESTMENT STRATEGIES: The portfolio invests, under normal market conditions, primarily in equity securities that, in the subadviser's opinion, offer the potential for capital growth. The subadviser seeks to purchase securities at large discounts to the subadviser's assessment of their intrinsic value.

     The portfolio invests, under normal market conditions, primarily in equity securities that, in the subadviser's opinion, offer the potential for capital growth. The subadviser seeks to purchase securities at large discounts to the subadviser's assessment of their intrinsic value. Intrinsic value, according to the subadviser, is the value of the company measured, to different extents depending on the type of company, on factors such as, but not limited to, the discounted value of its projected future free cash flows, the company's ability to earn returns on capital in excess of its cost of capital, private market values of similar companies and the costs to replicate the business. Qualitative factors, such as an assessment of the company's products, competitive positioning, strategy, industry economics and dynamics, regulatory frameworks and more, may also be considered. Securities may be undervalued due to, among other things, uncertainty arising from the limited availability of accurate information, economic growth and change, changes in competitive conditions, technological change, investor overreaction to negative news or events, and changes in government policy or geopolitical dynamics. The subadviser takes a long-term approach to investing, generally characterized by long holding periods. The portfolio generally invests in companies with market capitalizations greater than $5 billion, but may invest in companies of any size.

     The subadviser may decide to sell securities given a variety of circumstances, such as when a security no longer appears to the subadviser to offer the potential for long-term growth of capital, when an investment opportunity arises that the subadviser believes is more compelling, or to realize gains or limit potential losses.

     The portfolio may also invest in debt securities of companies having one or more of the above characteristics. The portfolio may invest up to 25% of its total assets in long-term debt securities. Up to 10% of its total assets may be invested in debt securities rated below investment grade, commonly known as "junk bonds."

     For information on temporary defensive investing see "Investment Objectives and Strategies -- Temporary Defensive Investing" on page 1.

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

Principal Risks of Investing in this Portfolio

     The principal risks of investing in the portfolio, which could adversely affect its net asset value and performance, include:

         --  Equity Securities Risk                       --  Value Investing Risk
         --  Non-Diversified Portfolios Risk              --  Derivatives Risk
         --  Fixed Income Securities Risk                 --  Issuer Risk
         --  Lower rated Fixed Income Securities Risk     --  Active Management Risk

     These and other risks are described under "Risks of Investing in Certain Types of Securities" following the fund descriptions. The risks of investing in derivatives are described in the Prospectus under "Hedging and Other Strategic Transactions."

     The subadviser's approach to investing involves the risk that stocks purchased by the subadviser, which the subadviser believes to be undervalued at the time of purchase, may remain undervalued for a significant time period. The subadviser may concentrate much of the portfolio's investments in certain industries, and will, therefore, be more susceptible to factors adversely affecting issuers within that industry than would a more diversified portfolio of securities.

Performance(A,B)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 6.19% (for the quarter ended 12/2005) and the lowest return was -5.76% (for the quarter ended 3/2005).


--------------------------------------------------------------------------------

         5.9%
         2005

--------------------------------------------------------------------------------


                                                           One      Life of    Date First
                                                           Year    Portfolio   Available
 Core Equity Trust
   Series I                                                5.90%    11.90%     05/03/2004
   Series II                                               5.77%    11.72%     05/03/2004
   Series NAV(B)                                           6.04%    11.99%     02/28/2005
 S&P 500 Index(A)                                          4.91%     9.40%

(A)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since the information for this index is only provided as of a month end.

(B)Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

SUBADVISERS AND PORTFOLIO MANAGERS

     Legg Mason manages the Core Equity Trust. Legg Mason traces its history to 1982, is a subsidiary of Legg Mason, Inc., a financial services holding company, and is located at 100 Light Street, Baltimore, Maryland 21202. Legg Mason serves as the investment manager or adviser for several domestic and offshore equity mutual funds.

     Legg Mason's investment team is led by Bill Miller, its Chief Investment Officer. Mr. Miller is the creator of Legg Mason's investment process and has served as a portfolio manager with Legg Mason since 1982. Mary Chris Gay serves as the portfolio manager of the Core Equity Trust. She has managed or co-managed other equity funds advised by Legg Mason since 1998 and has also served as a research analyst.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

EQUITY-INCOME TRUST

SUBADVISER:  T. Rowe Price Associates, Inc. ("T. Rowe Price")

INVESTMENT OBJECTIVE:  To provide substantial dividend income and also long-term capital appreciation.

INVESTMENT STRATEGIES: The portfolio invests, under normal circumstances, at least 80% of the portfolio's total assets in equity securities, with 65% in common stocks of well-established companies paying above-average dividends.

     T. Rowe Price believes that income can contribute significantly to total return over time and expects the portfolio's yield to exceed that of the S&P 500 Index. Dividends can also help reduce the portfolio's volatility during periods of market turbulence and help offset losses when stock prices are falling.

     The Equity-Income Trust employs a "value" approach and invests in stocks and other securities that appear to be temporarily undervalued by various measures and may be temporarily out of favor, but have good prospects for capital appreciation and dividend growth. Value investors seek to buy a stock (or other security) when its price is low in relation to what they believe to be its real worth or future prospects. By identifying companies whose stocks are currently out of favor, value investors hope to realize significant appreciation as other investors recognize a stock's intrinsic value. Finding undervalued stocks requires considerable research to identify the particular stocks, to analyze each company's underlying financial condition and prospects, and to assess the likelihood that a stock's underlying value will be recognized by the market and reflected in its price.

     The Equity-Income Trust will generally consider companies with the following characteristics:

      --   established operating histories;

      --   above-average dividend yield relative to the S&P 500 Index;

      --   low price/earnings ratios relative to the S&P 500 Index;

      --   sound balance sheets and other financial characteristics; and

      -- low stock price relative to a company's underlying value, as measured by assets, cash flow or business franchises.

     The Equity-Income Trust may also purchase other types of securities in keeping with its objective, including:

      -- U.S. and non-U.S. dollar denominated foreign securities including ADRs (up to 25% of total assets);

      --   preferred stocks;

      --   convertible stocks, bonds, and warrants; and

      --   futures and options.

     The portfolio may invest in fixed income securities without regard to quality or rating, including up to 10% in non-investment grade ("junk bonds") fixed income securities. The risks of investing in fixed income securities are set forth above under "Risks of Investing in Certain Types of Securities." Since the portfolio invests primarily in equity securities, the risks associated with fixed income securities will not affect the portfolio as much as a portfolio that invests more of its assets in fixed income securities.

     The portfolio holds a certain portion of its assets in money market reserves which can consist of shares of the T. Rowe Price Reserve Investment Fund (or any other internal T. Rowe Price money market fund) as well as U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less.

     For information on temporary defensive investing see "Investment Objectives and Strategies -- Temporary Defensive Investing" on page 1.

     The portfolio may sell securities for a variety of reasons such as to secure gains, limit losses or redeploy assets into more promising opportunities.

     The Equity-Income Trust may invest up to 10% of its total assets in hybrid instruments. Hybrid instruments are a type of high-risk derivative which can combine the characteristics of securities, futures and options. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. The Statement of Additional Information contains more complete description of such instruments and the risks associated therewith.

     In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

Principal Risks of Investing in this Portfolio

     The principal risks of investing in the portfolio, which could adversely affect its net asset value and performance, include:

         --  Equity Securities Risk                       --  Derivatives Risk
         --  Foreign Securities Risk                      --  Issuer Risk
         --  Fixed Income Securities Risk                 --  Active Management Risk
         --  Value Investing Risk

     These and other risks are described under "Risks of Investing in Certain Types of Securities" following the fund descriptions. The risks of investing in derivatives are described in the Prospectus under "Hedging and Other Strategic Transactions."

     The portfolio's emphasis on stocks of established companies paying high dividends, and its potential investments in fixed income securities, may limit its potential appreciation in a broad market advance.

Performance (A, B, C, D, E, F)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 16.68% (for the quarter ended 6/2003) and the lowest return was -17.40% (for the quarter ended 9/2002).

--------------------------------------------------------------------------------

        19.9%      29.7%       9.2%       3.4%       13%        1.3%      -13.3%     25.6%      14.8%       3.9%
         1996       1997       1998       1999       2000       2001       2002       2003       2004       2005

--------------------------------------------------------------------------------


                                                           One    Five     Life of    Date First
                                                          Year    Years   Portfolio   Available
 Equity-Income Trust
   Series I                                               3.92%   5.65%    10.07%     02/19/1993
   Series II(C)                                           3.72%   5.52%    10.01%     01/28/2002
   Series III(D)                                          3.55%   5.53%    10.01%     09/05/2003
   Series NAV(B)                                          4.05%   5.66%    10.08%     02/28/2005
 Russell 1000 Value Index(F)                              7.07%   5.28%    10.95%

(A)Effective October 1, 1996, the portfolio changed its subadviser. Performance reflects results prior to this change.

(B)NAV shares were first offered February 28, 2005. Performance prior to February 28, 2005 is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses performance would be higher.

(C)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

(D)Series III shares were first offered September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series III shares. Had the performance for periods prior to September 5, 2005 reflected Series III expenses, performance would be lower.

(E)Since June 1, 2000, a portion of the Equity-Income Trust expenses were reimbursed. If such expenses had not been reimbursed, returns would be lower.

(F)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since the information for this index is only provided as of month end.

SUBADVISER AND PORTFOLIO MANAGERS

     T. Rowe Price manages the Equity Income Trust. T. Rowe Price, whose address is 100 East Pratt Street, Baltimore, Maryland 21202, was founded in 1937 by the late Thomas Rowe Price, Jr. T. Rowe Price Group, Inc., a publicly traded financial services holding company, owns 100% of the stock of T. Rowe Price. As of December 31, 2004, T. Rowe Price and its affiliates managed over $235 billion for over eight million individual and institutional investor accounts.

     The portfolio is managed by an investment advisory committee chaired by:

      -- Brian C. Rogers (since October, 1996). Mr. Rogers, who joined T. Rowe Price in 1982, is a Vice President of T. Rowe Price and has been managing investments since 1983. He is a Chartered Financial Analyst.

     The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the portfolio's investment program.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

FUNDAMENTAL VALUE TRUST

SUBADVISER:  Davis Selected Advisers, L.P. ("Davis")

INVESTMENT OBJECTIVE:  To seek growth of capital.

INVESTMENT STRATEGIES: The portfolio invests, under normal market conditions, primarily in common stocks of U.S. companies with market capitalizations of at least $10 billion. The portfolio may also invest in companies with smaller capitalizations.

     Davis uses the Davis Investment Discipline in managing the Fundamental Value Trust's portfolio. Davis conducts extensive research to seek to identify companies with durable business models that can be purchased at attractive valuations relative to their intrinsic value. Davis emphasizes individual stock selection and believes that the ability to evaluate management is critical. Davis routinely visits managers at their places of business in order to gain insight into the relative value of different businesses. Such research, however rigorous, involves predictions and forecasts that are inherently uncertain.

     Davis has developed a list of characteristics that it believes help companies to create shareholder value over the long term and manage risk. While few companies possess all of these characteristics at any given time, Davis seeks to invest in companies that demonstrate a majority, or an appropriate mix of these characteristics, although there is no guarantee that it will be successful in doing so.

      --   Proven track record

      --   Significant personal ownership in business

      --   Strong balance sheet

      --   Low cost structure

      --   High after-tax returns on capital

      --   High quality of earnings

      --   Non-obsolescent products / services

      --   Dominant or growing market share

      --   Participation in a growing market

      --   Global presence and brand names

     Davis' goal is to invest in companies for the long term. Davis considers selling a company if it believes the stock's market price exceeds its estimates of intrinsic value, or if the ratio of the risks and rewards of continuing to own the company is no longer attractive.

     The Fundamental Value Trust may also invest to a limited extent in foreign securities and fixed income securities.

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

Temporary Defensive Investing

     To meet redemption requests or pending investment of its assets or during unusual market conditions, the Fundamental Value Trust may place any portion of its assets in:

      -- money market instruments (which include commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks, repurchase agreements, nonconvertible debt securities and short term obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities);

      -- securities of other investment companies (or companies exempted under Section 3(c)(7) of the 1940 Act) that primarily invest in temporary defensive investments, subject to limitations under the 1940 Act; and

      --   cash.

     When the portfolio is in a defensive position or awaiting investment of its assets, the ability to achieve its investment objective will be limited.

Principal Risks of Investing in this Portfolio

     The principal risks of investing in the portfolio, which could adversely affect its net asset value and performance, include:

         --  Equity Securities Risk                       --  Value Investing Risk
         --  Foreign Securities Risk                      --  Derivatives Risk
         --  Fixed Income Securities Risk                 --  Issuer Risk
         --  Financial Services Securities Risk           --  Active Management Risk
          (see Industry or Sector Investing Risk)

     These and other risks are described under "Risks of Investing in Certain Types of Securities" following the fund descriptions. The risks of investing in derivatives are described in the Prospectus under "Hedging and Other Strategic Transactions."

Performance(A, B, C, D)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 17.39% (for the quarter ended 6/2003) and the lowest return was -12.57% (for the quarter ended 9/2002).


--------------------------------------------------------------------------------

        -16.2%     29.8%      11.8%       8.8%
         2002       2003       2004       2005

--------------------------------------------------------------------------------


                                                           One     Life of    Date First
                                                          Year    Portfolio   Available
 Fundamental Value Trust
   Series I                                               8.84%     4.75%     04/30/2001
   Series II(C)                                           8.70%     4.59%     01/28/2002
   Series III(D)                                          8.43%     4.61%     09/05/2003
   Series NAV(B)                                          8.89%     4.76%     02/28/2005
 S&P 500 Index(A)                                         4.91%     3.33%

(A)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for this index is only provided as of a month end.

(B)NAV shares were first offered February 28, 2005. Performance prior to February 28, 2005 is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses performance would be higher.

(C)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

(D)Series III shares were first offered September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series III shares. Had the performance for periods prior to September 5, 2005 reflected Series III expenses, performance would be lower.

SUBADVISER AND PORTFOLIO MANAGERS

     Davis was organized in 1969 and serves as the investment adviser for all of the Davis Funds, other mutual funds and other institutional clients. The sole general partner of Davis is Davis Investments, LLC, which is controlled by Christopher C. Davis. Davis is located at 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706.

     The Portfolio Managers are:

      -- Christopher C. Davis (since May, 2001). Mr. Davis, Chairman and Chief Executive Officer of Davis and a director and Chief Executive Officer, president or vice president of each of the Davis Funds, is co-portfolio manager of the Fundamental Value Trust and the Financial Services Trust. He has served as a portfolio manager with Davis since 1995.

      -- Kenneth Charles Feinberg (since May, 2001). Mr. Feinberg is co-portfolio manager of the Fundamental Value Trust and the Financial Services Trust. Since joining Davis in 1994, he has co-managed other equity funds advised by Davis and has also served as a research analyst.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

GROWTH TRUST

SUBADVISER: Grantham, Mayo, Van Otterloo & Co. LLC ("GMO")

INVESTMENT OBJECTIVE:  To seek long-term capital appreciation.

INVESTMENT STRATEGIES: The portfolio seeks to achieve its objective by outperforming its benchmark. The portfolio typically makes equity investments in U.S. companies whose stocks are included in the Russell 1000 Index, or in companies with size and growth characteristics similar to those of companies with stocks in the Index. As of December 31, 2005, the market cap range of the Russell 1000 Index was $582 million to $370.3 billion.

     The subadviser uses proprietary research and multiple quantitative models to identify stocks it believes have improving fundamentals. The subadviser then narrows the selection to those stocks it believes have growth characteristics and are undervalued. Generally, these growth stocks are trading at prices below what the subadviser believes to be their fundamental value. The subadviser also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks), industry and sector weights, and market capitalization. The factors considered by the subadviser and the models used may change over time.

     The portfolio intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the portfolio may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); and (iii) manage risk by implementing shifts in investment exposure.

     Benchmark. The portfolio's benchmark is the Russell 1000 Growth Index, which measures the performance of those stocks included in the Russell 1000 Index (a large capitalization U.S. stock index) with higher price-to-book ratios and higher forecasted growth values, and which is independently maintained and published by the Frank Russell Company. As of August 31, 2005, the market cap range of the Russell 1000 Growth Index was $913 million to $378.84 billion.

     For information on temporary defensive investing see "Investment Objectives and Strategies -- Temporary Defensive Investing" on page 1.

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

Principal Risks of Investing in this Portfolio

     The principal risks of investing in the portfolio, which could adversely affect its net asset value and performance, include:

         --  Equity Securities Risk                       --  Derivatives Risk
         --  Growth Investing Risk                        --  Issuer Risk
         --  Non-Diversified Portfolios Risk              --  Active Management Risk
         --  Credit and Counterparty Risk

     These and other risks are described under "Risks of Investing in Certain Types of Securities" following the fund descriptions. The risks of investing in derivatives are described in the Prospectus under "Hedging and Other Strategic Transactions."

Performance

     Performance is not provided since the portfolio had not commenced operations as of December 31, 2005.

SUBADVISER AND PORTFOLIO MANAGERS

     GMO serves as subadviser to the portfolio. GMO is a private company, founded in 1977, with offices located at 40 Rowes Wharf, Boston, Massachusetts.

     Day-to-day management of the portfolios is the responsibility of the Quantitative Division comprised of several investment professionals associated with GMO, and no one person is primarily responsible for day-to-day management of the portfolio. The Division's team members work collaboratively to manage the portfolio.

     Sam Wilderman is the Director of the Division and the senior member of the Division responsible for managing the implementation and monitoring the overall portfolio management of the portfolio.

     Mr. Wilderman joined the Division as co-director in 2005. Prior to joining the U.S. Quantitative Division in 2005, Mr. Wilderman was responsible for research and portfolio management for GMO's Emerging Markets Division.

     The Trust's Statement of Additional Information provides additional information about the senior member's compensation, other accounts managed by the senior member and the senior member's ownership of securities of the portfolio.

U.S. CORE TRUST

(formerly, Growth & Income Trust)

SUBADVISER:  Grantham, Mayo, Van Otterloo & Co. LLC ("GMO")

INVESTMENT OBJECTIVE:  To seek to achieve a high total return.

INVESTMENT STRATEGIES: The portfolio seeks to achieve its objective by outperforming its benchmark, currently the S&P 500 Index.

     The portfolio typically makes equity investments in U.S. companies with larger capitalizations to gain broad exposure to the U.S. equity market. The subadviser defines "larger capitalizations" as capitalizations similar to the capitalizations of companies that issue stocks included in the S&P 500 Index. Under normal circumstances, the portfolio invests at least 80% of its assets in investments tied economically to the U.S.

     The subadviser uses proprietary research and quantitative models to seek out stocks it believes are undervalued or it believes have improving fundamentals. Generally, these stocks trade at prices below what the subadviser believes to be their fundamental value. The subadviser also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks), industry and sector weights, and market capitalization. The factors considered by the subadviser and the models it uses may change over time.

     The portfolio intends to be fully invested and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment objective, the portfolio may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); or (iii) manage risk by implementing shifts in investment exposure.

     For information on temporary defensive investing see "Investment Objectives and Strategies -- Temporary Defensive Investing" on page 1 of the prospectus.

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

     Benchmark. The S&P 500 Index is an index of large capitalization U.S. stocks which is independently maintained and published by Standard & Poor's. As of December 31, 2005, the market capitalizations of companies included in the S&P 500 Index ranged from $768 million to $370 billion.

Principal Risks of Investing in this Portfolio

     The principal risks of investing in the portfolio, which could adversely affect its net asset value and performance, include:

                                                          --  Derivatives Risk
         --  Equity Securities Risk                       --  Issuer Risk
         --  Growth Investing Risk                        --  Active Management Risk
         --  Credit and Counterparty Risk

     These and other risks are described under "Risks of Investing in Certain Types of Securities" following the fund descriptions. The risks of investing in derivatives are described in the Prospectus under "Hedging and Other Strategic Transactions."

Performance(A, B, C, D)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 20.16% (for the quarter ended 12/1998) and the lowest return was -17.43% (for the quarter ended 9/2002).


--------------------------------------------------------------------------------

        22.8%      32.8%      26.5%      18.9%      -7.1%      -11.3%     -24.3%     26.6%       6.8%       2.0%
         1996       1997       1998       1999       2000       2001       2002       2003       2004       2005

--------------------------------------------------------------------------------


                                                           One     Five       Ten      Date First
                                                          Year    Years      Years     Available
 U.S. Core Trust
   Series I                                               2.03%   -1.53%     7.75%     04/23/1991
   Series II(B)                                           1.84%   -1.65%     7.69%     01/28/2002
   Series III(C)                                          1.69%   -1.65%     7.69%     09/05/2003
   Series NAV(A)                                          1.98%   -1.54%     7.75%     04/29/2005
   S&P 500 Index                                          4.91%    0.54%     9.07%

(A)NAV shares were first offered April 29, 2005. Performance prior to April 29, 2005 is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses performance would be higher.

(B)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

(C)Series III shares were first offered September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series III shares. Had the performance for periods prior to September 5, 2005 reflected Series III expenses, performance would be lower.

(D)Current subadviser assignment became effective August 1, 2005.

SUBADVISER AND PORTFOLIO MANAGERS

     GMO serves as subadviser to the portfolio. GMO is a private company, founded in 1977, with offices located at 40 Rowes Wharf, Boston, Massachusetts.

     Day-to-day management of the portfolios is the responsibility of the Quantitative Division comprised of several investment professionals associated with GMO, and no one person is primarily responsible for day-to-day management of the portfolio. The Division's team members work collaboratively to manage the portfolio.

     Sam Wilderman is the Director of the Division and the senior member of the Division responsible for managing the implementation and monitoring the overall portfolio management of the portfolio.

     Mr. Wilderman joined the Division as co-director in 2005. Prior to joining the U.S. Quantitative Division in 2005, Mr. Wilderman was responsible for research and portfolio management for GMO's Emerging Markets Division.

     The Trust's Statement of Additional Information provides additional information about the senior member's compensation, other accounts managed by the senior member and the senior member's ownership of securities of the portfolio.

GROWTH & INCOME TRUST

(formerly, Growth & Income Trust II)

SUBADVISER:  Independence Investment LLC ("Independence")

INVESTMENT OBJECTIVE:  To seek income and long-term capital appreciation

INVESTMENT STRATEGIES: The portfolio invests, under normal market conditions, primarily in a diversified mix of common stocks of large U.S. companies.

     The portfolio is a large cap stock portfolio that invests, under normal market conditions, primarily in a diversified mix of common stocks of large U.S. companies.

     Independence selects stocks that are believed to have improving fundamentals and attractive valuations. Stocks are purchased that appear to be undervalued relative to their peers and to have improving earnings growth prospects. Independence seeks to maintain risk and sector characteristics similar to the market benchmark for this portfolio. Independence normally invests at least 80% (usually higher) of the portfolio's assets in companies with market capitalizations that are within the range of capitalizations of the companies in the Russell 1000 Index ($582 million to $370.3 billion as of December 31, 2005) or the S&P 500 Index ($768 million to $370 billion as of December 31, 2005).

     Except as otherwise stated under "Investment Objectives and Strategies -- Temporary Defensive Investing" on page 1, the portfolio normally has 10% or less (usually lower) of its assets in cash and cash equivalents.

     The portfolio may invest in initial public offerings (IPOs). The portfolio may purchase other types of securities that are not primary investment vehicles, for example: U.S. dollar denominated foreign securities and ADRs, certain Exchange Traded Funds (ETFs), and certain derivatives (investments whose value is based on indices or other securities)."

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

Principal Risks of Investing in this Portfolio

     The principal risks of investing in the portfolio, which could adversely affect its net asset value and performance, include:

         --  Equity Securities Risk                       --  Issuer Risk
         --  IPOs ("Initial Public Offerings") Risk       --  Active Management Risk
         --  Derivatives Risk

     These and other risks are described under "Risks of Investing in Certain Types of Securities" following the fund descriptions. The risks of investing in derivatives are described in the Prospectus under "Hedging and Other Strategic Transactions."

Performance(A, B, C)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series NAV shares. During the period shown in the bar chart, the highest quarterly return was 24.07% (for the quarter ended 12/1998) and the lowest return was -17.14% (for the quarter ended 9/2002).


--------------------------------------------------------------------------------

        20.1%      29.8%      30.2%      16.2%      -13.1%     -15.4%     -22.2%     24.3%      11.0%       9.0%
         1996       1997       1998       1999       2000       2001       2002       2003       2004       2005

--------------------------------------------------------------------------------


                                                           One     Five       Ten      Date First
                                                          Year    Years      Years     Available
 Growth & Income Trust
   Series NAV(A)                                          8.98%   -0.21%     7.33%     03/29/1986
 Russell 1000 Index                                       6.27%    1.07%     9.29%
 Combined Index(B,)                                       6.27%    1.04%     9.35%

(A)The Series NAV shares of the Growth & Income Trust were first issued on April 29, 2005 in connection with the Trust's acquisition on that date of all the assets of the Growth & Income Fund of John Hancock Variable Series Trust I ("JHVST") in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Growth & Income Fund, the Trust's predecessor. These shares were first issued on March 29, 1986.

(B)The Combined Index represents the S&P 500 Index from April 1986 to April 2002 and the Russell 1000 Index from May 2002 to the present.

(C)Current subadviser has managed the entire portfolio since April 29, 2005. The current subadviser has managed a portion of the portfolio since its inception.

SUBADVISER AND PORTFOLIO MANAGERS

     Independence, located at 53 State Street, Boston, Massachusetts 02109 is an indirect wholly owned subsidiary of John Hancock Life Insurance Company ("JHLICO"). JHLICO is located at 200 Clarendon Street, Boston, MA 02117. JHLICO is an indirect wholly owned subsidiary of Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

     The Portfolio Managers are:

      -- John C. Forelli, CFA (since 2005). Mr. Forelli is a Senior Vice President and Co-Director of Large Cap Core Strategies. He is a senior portfolio manager and has been in the industry since 1984. He joined Independence in 1990. Previously, he worked for Prudential Securities. He has a BA from Dartmouth College and an MBA from the Tuck School at Dartmouth. He is a Principal of Independence and is a member of the Independence Investment Committee, the CFA Institute and the Boston Security Analysts Society.

      -- Jay C. Leu, CFA (since 2005). Mr. Leu is a Senior Vice President and a Co-Director of Large Cap Core strategies. He is a senior portfolio manager and has been in the industry since 1987. He joined Independence in 1997. Previously, he worked for Pacific Capital Fixed Income Advisors and State Street Global Advisors. He has a BS from the Massachusetts Institute of Technology (MIT) and an MS in Management from the Sloan School of Management at MIT. He is a Principal of Independence and is a member of the Independence Investment Committee, the CFA Institute, and the Boston Security Analysts Society.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

INTRINSIC VALUE TRUST

SUBADVISER:  Grantham, Mayo, Van Otterloo & Co. LLC ("GMO")

INVESTMENT OBJECTIVE:  To seek long-term capital growth

INVESTMENT STRATEGIES: The portfolio seeks to achieve its objective by outperforming its benchmark. The portfolio typically makes equity investments in U.S. companies whose stocks are included in the Russell 1000 Index, or in companies with size and value characteristics similar to those of companies with stocks in the Index. As of December 31, 2005, the market cap range of the Russell 1000 Index was $582 million to $370.3 billion.

     The subadviser uses proprietary research and multiple quantitative models to seek out stocks it believes are undervalued and have improving fundamentals. Generally, these stocks are trading at prices below what the subadviser believes to be their fundamental value. The subadviser also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks), industry and sector weights, and market capitalization. The factors considered by the subadviser and the models used may change over time.

     The portfolio intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the portfolio may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); and (iii) manage risk by implementing shifts in investment exposure.

     Benchmark. The portfolio's benchmark is the Russell 1000 Value Index, which measures the performance of stocks included in the Russell 1000 Index (a large capitalization U.S. stock index) with lower price-to-book ratios and lower forecasted growth values, and which is independently maintained and published by the Frank Russell Company. As of December 31, 2005, the market cap range of the Russell 1000 Value Index was $582 million to $370.34 billion.

     For information on temporary defensive investing see "Investment Objectives and Strategies -- Temporary Defensive Investing" on page 1.

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

Principal Risks of Investing in this Portfolio

     The principal risks of investing in the portfolio, which could adversely affect its net asset value and performance, include:

         --  Equity Securities Risk                       --  Derivatives Risk
         --  Non-Diversified Portfolios Risk              --  Issuer Risk
         --  Value Investing Risk                         --  Active Management Risk
         --  Credit and Counterparty Risk

     These and other risks are described under "Risks of Investing in Certain Types of Securities" following the fund descriptions. The risks of investing in derivatives are described in the Prospectus under "Hedging and Other Strategic Transactions."

Performance

     Performance is not provided since the portfolio had not commenced operations as of December 31, 2005.

SUBADVISER AND PORTFOLIO MANAGERS

     GMO serves as subadviser to the portfolio. GMO is a private company, founded in 1977, with offices located at 40 Rowes Wharf, Boston, Massachusetts.

     Day-to-day management of the portfolios is the responsibility of the Quantitative Division comprised of several investment professionals associated with GMO, and no one person is primarily responsible for day-to-day management of the portfolio. The Division's team members work collaboratively to manage the portfolio.

     Sam Wilderman is the Director of the Division and the senior member of the Division responsible for managing the implementation and monitoring the overall portfolio management of the portfolio.

     Mr. Wilderman joined the Division as co-director in 2005. Prior to joining the U.S. Quantitative Division in 2005, Mr. Wilderman was responsible for research and portfolio management for GMO's Emerging Markets Division.

     The Trust's Statement of Additional Information provides additional information about the senior member's compensation, other accounts managed by the senior member and the senior member's ownership of securities of the portfolio.

LARGE CAP TRUST

SUBADVISER:  UBS Global Asset Management (Americas) Inc. ("UBS")

INVESTMENT OBJECTIVE:  To seek to maximize total return, consisting of capital appreciation and current income.

INVESTMENT STRATEGIES: Under normal circumstances, the portfolio invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of U.S. large capitalization companies.

     Under normal circumstances, the portfolio invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of U.S. large capitalization companies. The portfolio defines large capitalization companies as those with a market capitalization of at least $3 billion. The portfolio may invest up to 20% of its net assets in companies that have market capitalizations within the range of the Russell 1000 Index but below $3 billion in market capitalization. As of December 31, 2005, the market cap range of the Russell 1000 Index was $582 million to $370.3 billion.

     Investments in equity securities may include dividend-paying securities, common stock and preferred stock, shares of investment companies, convertible securities, warrants and rights. In general, the portfolio emphasizes large capitalization stocks, but also may hold small and intermediate capitalization stocks. The portfolio may (but is not required to) use options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.

Securities Selection

     In selecting securities, the subadviser focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. In this context, the fundamental value of a given security is the subadviser's assessment of what a security is worth. The subadviser will select a security whose fundamental value it estimates to be greater than its market value at any given time. For each stock under analysis, the subadviser bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The subadviser then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stock with attractive relative price/value characteristics.

     The portfolio will invest in companies within its capitalization range as described above. However, the portfolio may invest a portion of its assets in securities outside this range. Further, if movement in the market price causes a security to change from one capitalization range to another, the portfolio is not required to dispose of the security.

     For information on temporary defensive investing see "Investment Objectives and Strategies -- Temporary Defensive Investing" on page 1.

     The subadviser actively manages the portfolio which may, at times, result in a higher than average portfolio turnover ratio.

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

Principal Risks of Investing in this Portfolio

     The principal risks of investing in the portfolio, which could adversely affect its net asset value and performance, include:

         --  Equity Securities Risk                       --  Issuer Risk
         --  Derivatives Risk                             --  Active Management Risk
         --  IPOs                                         --  Exchange Traded Funds

     These and other risks are described under "Risks of Investing in Certain Types of Securities" following the fund descriptions. The risks of investing in derivatives are described in the Prospectus under "Hedging and Other Strategic Transactions."

     In addition, the subadviser's active management of the portfolio may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses.

Performance

     Performance is not provided since the portfolio commenced operations in May, 2005.

SUBADVISER AND PORTFOLIO MANAGERS

     UBS Global Asset Management (Americas) Inc., One North Wacker Drive, Chicago, Illinois 60606, is an indirect wholly owned asset management subsidiary of UBS AG and a member of the UBS Global Asset Management Division. UBS AG, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many areas of the financial services industry.

     John Leonard, Thomas M. Cole, Thomas Digenan and Scott Hazen are the members of the North American Equities investment management team primarily responsible for the day-to-day management of the Large Cap Trust. Mr. Leonard as the head of the investment management team oversees the other members of the team, leads the portfolio construction process and reviews the overall composition of each Fund's portfolio to ensure compliance with its stated investment objectives and strategies. Mr. Cole as the director of research for the investment management team oversees the analyst team that provides the investment research on the large cap markets that is used in making the security selections for each Fund's portfolio. Mr. Digenan and Mr. Hazen as the primary strategists for the investment management team provide cross-industry assessments and risk management assessments for portfolio construction for each Fund. Information about Messrs. Leonard, Cole, Digenan and Hazen is provided below.

     John Leonard is the Head of North American Equities and Deputy Global Head of Equities at UBS Global Asset Management. Mr. Leonard is also a Managing Director of UBS Global Asset Management and has been an investment professional with UBS Global Asset Management since 1991.

     Thomas M. Cole is Head of Research -- North American Equities and a Managing Director of UBS Global Asset Management. Mr. Cole has been an investment professional with UBS Global Asset Management since 1995.

     Thomas Digenan has been a North American Equity Strategist at UBS Global Asset Management since 2001 and is an Executive Director of UBS Global Asset Management. Mr. Digenan was President of The UBS Funds from 1993 to 2001.

     Scott Hazen has been a North American Equity Strategist at UBS Global Asset Management since 2004 and is an Executive Director of UBS Global Asset Management. From 1992 to 2004, Mr. Hazen was a Client Service and Relationship Management professional with UBS Global Asset Management.

     The Trust's Statement of Additional Information provides additional information about the compensation, any other accounts managed, and any fund shares held by Messrs. Leonard, Cole, Digenan and Hazen.

LARGE CAP VALUE TRUST

SUBADVISER:  Fund Asset Management, L.P. (doing business as "Mercury Advisors")

INVESTMENT OBJECTIVE:  To seek long-term growth of capital.

INVESTMENT STRATEGIES: The portfolio will seek to achieve this objective by investing in a diversified portfolio of equity securities of large cap companies located in the U.S. The portfolio will seek to outperform the Russell 1000 Value Index by investing in equity securities that the subadviser believes are selling at below normal valuations. The Russell 1000 Value Index, a subset of the Russell 1000 Index, consists of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

     The portfolio seeks to achieve its investment objective by investing at least 80% of its net assets in equity securities of large cap companies the subadviser selects from among those that are, at the time of purchase, included in the Russell 1000 Index. As of December 31, 2005, the capitalization range of the Russell 1000 Index was $582 million to $370.3 billion.

     In selecting securities for the portfolio, the subadviser uses a proprietary model that employs three filters in its initial screens: (1) earnings momentum (which is an evaluation of what it believes to be the issuer's prospects for future earnings per share based on the growth and sustainability of earnings over previous periods); (2) earnings surprise (which analyzes an issuer's reported earnings as opposed to those that were anticipated); and (3) valuations based on price-to-earnings and a dividend discount model. The subadviser looks for strong relative earnings growth, preferring growth based on increased productivity and sales to growth resulting from the company's simply revising its pricing structure. A company's stock price relative to its earnings and book value is also examined. If the subadviser believes that a company is overvalued, the company will not be considered as an investment for the portfolio.

     After the initial screening is done, the subadviser relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies the subadviser believes have strong, sustainable earnings growth with current momentum at attractive price valuations.

     Because the portfolio will not hold all the stocks in the Russell 1000 Value Index and because a portfolio's investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the portfolio is not an "index" fund. In seeking to outperform the relevant benchmark, however, the subadviser reviews potential investments using certain criteria that are based on the securities in the relevant index. These criteria currently include the following:

      --   Relative price to earnings and price to book ratios

      --   Weighted median market capitalization of the portfolio

      -- Allocation among the economic sectors of the portfolio as compared to the applicable index

      --   Weighted individual stocks within the applicable index.

     The portfolio may invest up to 10% of its assets in securities of companies organized under the laws of countries other than the United States that are traded on foreign securities exchanges or in the foreign over-the-counter markets, including securities of foreign issuers that are represented by American Depositary Receipts ("ADRs"). Securities of foreign issuers that are represented by ADRs or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are considered "foreign securities" for the purpose of the portfolio's investment allocations. The portfolio anticipates that it would generally limit its foreign securities investment to ADRs of issuers in developed countries.

     The portfolio may invest in investment grade convertible securities, preferred stocks, illiquid securities, and U.S. Government debt securities (i.e., securities that are direct obligations of the U.S. Government). There are no restrictions on the maturity of the debt securities in which a portfolio may invest.

     For information on temporary defensive investing see "Investment Objectives and Strategies -- Temporary Defensive Investing" on page 1.

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

Principal Risks of Investing in this Portfolio

     The principal risks of investing in the portfolio, which could adversely affect its net asset value and performance, include:

         --  Equity Securities Risk                       --  Derivatives Risk
         --  Foreign Securities Risk                      --  Issuer Risk
         --  Value Investing Risk                         --  Active Management Risk
         --  Fixed Income Securities Risk
         --  High Portfolio Turnover Risk

     These and other risks are described under "Risks of Investing in Certain Types of Securities" following the fund descriptions. The risks of investing in derivatives are described in the Prospectus under "Hedging and Other Strategic Transactions."

Performance (A, B)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 11.84% (for the quarter ended 12/2004) and the lowest return was -0.16% (for the quarter ended 6/2004).


--------------------------------------------------------------------------------

        21.8%      15.5%
         2004       2005

--------------------------------------------------------------------------------


                                                           One      Life of    Date First
                                                           Year    Portfolio   Available
 Large Cap Value Trust
   Series I                                               15.49%    24.64%     05/05/2003
   Series II                                              15.26%    24.38%     05/05/2003
   Series NAV(B)                                          15.54%    24.66%     02/28/2005
 Russell 1000 Value Index(A)                               7.07%    18.34%

(A)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since the information for this index is only provided as of a month end.

(B)NAV shares were first offered February 28, 2005. Performance prior to February 28, 2005 is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses performance would be higher.

SUBADVISER AND PORTFOLIO MANAGERS

     Mercury Advisors, a wholly owned subsidiary of Merrill Lynch & Co., Inc., and its advisory affiliates constitute one of the world's largest asset management firms overseeing client assets in over 70 countries around the globe.

     The Portfolio Manager for the Large Cap Value strategy is:

      --   Bob Doll

     Senior Portfolio Manager Bob Doll, President and Chief Investment Officer of Merrill Lynch Investment Managers, joined Merrill Lynch Investment Managers in 1999 and heads the Merrill Lynch Large Cap Value Fund team. Mr. Doll received bachelor's degrees in accounting and economics from Lehigh University and an MBA from The Wharton School of the University of Pennsylvania. He is a CFA(R) charterholder and a Certified Public Accountant.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

QUANTITATIVE ALL CAP TRUST

SUBADVISER: MFC Global Investment Management (U.S.A.) Limited. ("MFC GLOBAL (U.S.A.)")

INVESTMENT OBJECTIVE:  To seek long-term growth of capital.

INVESTMENT STRATEGIES: The portfolio seeks to achieve its objective by investing, under normal circumstances, primarily in equity securities of U.S. companies. The portfolio will generally focus on equity securities of U.S. companies across the three market capitalization ranges of large, mid and small.

     MFC Global ("U.S.A.") ranks stocks based on financial attributes, including earnings, valuation, growth and momentum using quantitative analysis. (Quantitative Analysis is the process of determining the value of a security by examining its numerical, measurable characteristics such as revenues, price, earnings, valuation and growth and by performing statistical and numerical analysis on this characteristic data.) The management team will then use fundamental analysis to identify large, mid and small cap companies with strong industry position, leading market share, proven management and strong financials. Stocks meeting both fundamental and quantitative analysis will be considered for the portfolio.

     The Quantitative All Cap Trust may invest to a limited extent in foreign securities and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date. Investments in foreign securities may include depositary receipts.

     The Quantitative All Cap Trust may also invest to a limited extent in fixed income securities including money market instruments.

     The portfolio may invest in or use the following derivatives for hedging purposes in a manner consistent with the investment objectives of the Fund and as permitted by applicable securities legislation: buying futures and S&P Depository Receipts. Such use would include the hedging of significant cash flows into or out of the portfolio.

     For information on temporary defensive investing see "Investment Objectives and Strategies -- Temporary Defensive Investing" on page 1.

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

Principal Risks of Investing in this Portfolio

     The principal risks of investing in the portfolio, which could adversely affect its net asset value and performance, include:

         --  Equity Securities Risk                       --  Derivatives Risk
         --  Foreign Securities Risk                      --  Issuer Risk
         --  Fixed Income Securities Risk                 --  Active Management Risk
         --  High Portfolio Turnover Risk

     These and other risks are described under "Risks of Investing in Certain Types of Securities" following the fund descriptions. The risks of investing in derivatives are described in the Prospectus under "Hedging and Other Strategic Transactions."

Performance(A, B, C)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 11.25% (for the quarter ended 12/2004) and the lowest return was -1.74% (for the quarter ended 3/2005).


--------------------------------------------------------------------------------

        14.9%       8.6%
         2004       2005

--------------------------------------------------------------------------------


                                                           One     Life of    Date First
                                                          Year    Portfolio   Available
 Quantitative All Cap Trust
   Series I                                               8.58%    18.02%     05/05/2003
   Series II                                              8.36%    17.80%     05/05/2003
   Series III(C)                                          8.33%    17.86%     09/05/2003
   Series NAV(B)                                          8.92%    18.16%     04/29/2005
 Russell 3000 Index(A)                                    6.13%    15.97%

(A)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since the information for this index is only provided as of a month end.

(B)NAV shares were first offered April 29, 2005. Performance prior to April 29, 2005 is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses performance would be higher.

(C)Series III shares were first offered September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series III shares. Had the performance for periods prior to September 5, 2005 reflected Series III expenses, performance would be lower.

SUBADVISER AND PORTFOLIO MANAGERS

     MFC Global (U.S.A.) is a corporation subject to the laws of Canada. Its principal business at the present time is to provide investment management services to the portfolios listed above. MFC Global (U.S.A.) is an indirect wholly-owned subsidiary of Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, including Elliott & Page Limited and Manulife Asset Management (Hong Kong) Limited (formerly known as Manulife Funds Direct (Hong Kong) Limited, collectively known as Manulife Financial. The address of MFC Global (U.S.A.) is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

     The Portfolio Managers are:

      -- Harpreet Singh (since May, 2003). Mr. Singh joined MFC Global (U.S.A.) in August of 2000. He is Vice President and a Senior Portfolio Manager of U.S. Equities at MFC Global. Prior to joining MFC Global (U.S.A.) in 2000, Mr. Singh was Quantitative Analyst at Standish, Ayer & Wood Inc. Mr. Singh graduated with an MBA from Bentley College and a B. Tech (Chemical Engineering) from Indian Institute of Technology.

      -- Chris Hensen (since May, 2003). Mr. Hensen joined MFC Global (U.S.A.) in July of 1995. He is Assistant Vice President and Portfolio Manager of U.S. Equities at MFC Global (U.S.A.). Mr. Hensen holds the Chartered Financial Analyst designation and is a graduate of York University with a BBA and an MBA.

      -- Brett Hryb (since May, 2003). Mr. Hryb joined MFC Global (U.S.A.) in March of 1993. He is an Assistant Vice President and a Portfolio Manager of U.S. Equities at MFC Global (U.S.A.). Mr. Hyrb holds the Chartered Financial Analyst designation and is a graduate of McMaster University (B.Comm).

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

QUANTITATIVE VALUE TRUST

SUBADVISER: MFC Global Investment Management (U.S.A.) Limited ("MFC Global (U.S.A.)")

INVESTMENT OBJECTIVE:  To seek long-term capital appreciation.

INVESTMENT STRATEGIES: The subadviser seeks to obtain this objective by investing primarily in large-cap U.S. securities with the potential for long-term growth of capital.

     The portfolio invests primarily in large-cap U.S. securities with the potential for long-term growth of capital. The subadviser uses both qualitative and quantitative analysis to determine the best investment values, emphasizing securities that may have been undervalued by the market.

     Qualitative analysis may include company visits and management interviews while quantitative analysis may include evaluations of financial data, assessment of market share and industry position, and factors such as price-to-earnings ratios, dividend yield, and earnings growth.

     The portfolio may also hold fixed income securities (including cash and cash equivalents) and foreign securities from time to time.

     For information on temporary defensive investing see "Investment Objectives and Strategies -- Temporary Defensive Investing" on page 1.

Principal Risks of Investing in this Portfolio

     The principal risks of investing in the portfolio, which could adversely affect its net asset value and performance, include:

         --  Equity Securities Risk                       --  Derivatives Risk
         --  Foreign Securities Risk                      --  Issuer Risk
         --  Value Investing Risk                         --  Active Management Risk
         --  High Portfolio Turnover Risk

     These and other risks are described under "Risks of Investing in Certain Types of Securities" following the fund descriptions. The risks of investing in derivatives are described in the Prospectus under "Hedging and Other Strategic Transactions."

Performance(A,B)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 4.48% (for the quarter ended 9/2005) and the lowest return was -0.34% (for the quarter ended 3/2005).


--------------------------------------------------------------------------------

         9.2%
         2005

--------------------------------------------------------------------------------


                                                           One     Life of    Date First
                                                          Year    Portfolio   Available
 Quantitative Value Trust
   Series I                                               9.19%    16.08%     05/03/2004
   Series II                                              8.82%    15.79%     05/03/2004
   Series NAV(B)                                          9.23%    16.11%     02/28/2005
 Russell 1000 Value Index(A)                              7.07%    13.84%

(A)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since the information for this index is only provided as of a month end.

(B)Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

SUBADVISERS AND PORTFOLIO MANAGERS

     MFC Global (U.S.A.) manages the Quantitative Value Trust. MFC Global (U.S.A.) is a corporation subject to the laws of Canada. Its principal business at the present time is to provide investment management services to the portfolios of the Trust for which it is the subadviser. MFC Global (U.S.A.) is an indirect wholly-owned subsidiary of Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, including Elliott & Page Limited and Manulife Fund Direct (Hong Kong) Limited, collectively known as Manulife Financial. The address of MFC Global (U.S.A.) is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

     The portfolio is managed by the following portfolio managers:

      -- Harpreet Singh (since May, 2004). Mr. Singh joined MFC Global (U.S.A.) in August of 2000. He is Vice President and Senior Portfolio Manager of U.S. Equities at MFC Global (U.S.A.). Prior to joining MFC Global (U.S.A.) in 2000, Mr. Singh was Quantitative Analyst at Standish, Ayer & Wood Inc. Mr. Singh graduated with an MBA from Bentley College and a B. Tech (Chemical Engineering) from Indian Institute of Technology.

      -- Chris Hensen (since May, 2004). Mr. Hensen joined MFC Global (U.S.A.) in July of 1995. He is Assistant Vice President and Portfolio Manager of U.S. Equities at MFC Global (U.S.A.). Mr. Hensen holds the Chartered Financial Analyst designation and is a graduate of York University with a BBA and an MBA.

      -- Brett Hryb (since May, 2004). Mr. Hryb joined MFC Global (U.S.A.) in March of 1993. He is an Assistant Vice President and a Portfolio Manager of U.S. Equities at MFC Global (U.S.A.). Mr. Hryb holds the Chartered Financial Analyst designation and is a graduate of McMaster University (B.Comm).

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

STRATEGIC OPPORTUNITIES TRUST

SUBADVISER:  Fidelity Management & Research Company ("FMR")

INVESTMENT OBJECTIVE:  To seek growth of capital. Although current income is a secondary objective, growth of income may accompany growth of capital.

INVESTMENT STRATEGIES: The portfolio normally invests primarily in common stocks. Investments may include securities of domestic and foreign issuers, and growth or value stocks or a combination of both.

     FMR normally invests the portfolio's assets primarily in common stocks.

     FMR may invest the portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

     FMR is not constrained by any particular investment style. At any given time, FMR may tend to buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the portfolio, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

     FMR may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the portfolio's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the portfolio may not achieve its objective.

Temporary Defensive Investing

     The portfolio reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes. To the extent a portfolio is in a defensive position, its ability to achieve its investment objective will be limited.

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

Principal Risks of Investing in this Portfolio

     The principal risks of investing in the portfolio, which could adversely affect its net asset value and performance, include:

         --  Equity Securities Risk                       --  Derivatives Risk
         --  Foreign Securities Risk                      --  Issuer Risk
         --  Value Investing Risk                         --  Active Management Risk
         --  High Portfolio Turnover Risk                 --  Growth Investing Risk

     These and other risks are described under "Risks of Investing in Certain Types of Securities" following the fund descriptions. The risks of investing in derivatives are described in the Prospectus under "Hedging and Other Strategic Transactions."

     In addition, the portfolio may invest in the securities of companies which the subadviser believes are poised for growth. In certain economic, political or market conditions, the price of such securities may fall to a greater extent than a decline in the overall equity markets (e.g., as represented by the Standard and Poor's Composite 500 Index) or such securities may underperform value securities.

Performance(A, B, C, D, E)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 19.59% (for the quarter ended 6/2003) and the lowest return was -27.33% (for the quarter ended 9/2001).


--------------------------------------------------------------------------------

        20.1%      19.2%       9.4%      27.7%      -6.4%      -15.3%     -38.8%     25.8%      12.3%       9.7%
         1996       1997       1998       1999       2000       2001       2002       2003       2004       2005

--------------------------------------------------------------------------------


                                                           One     Five       Ten      Date First
                                                          Year    Years      Years     Available
 Strategic Opportunities Trust
   Series I                                               9.72%   -4.25%     4.20%     06/18/1985
   Series II(E)                                           9.55%   -4.33%     4.16%     01/28/2002
   Series NAV(D)                                          9.82%   -4.22%     4.22%     04/29/2005
   S&P 500 Index(B)                                       4.91%    0.54%     9.07%
 Combined Index(C)                                        4.91%    1.18%     8.66%

(A)Current subadviser assignment became effective December 13, 1991.

(B)Effective November 1, 2002, the portfolio's performance is compared against the Standard & Poor's 500 (S&P 500) Index, rather than the Russell 3000 Index, due to changes in the portfolio's investment policies which resulted in a change to the portfolio's benchmark.

(C)The Combined Index represents the performance of the Russell Midcap Index from inception to April 30, 2001 and the Russell 3000 Index from May 1, 2001 through October 2002, and the performance of the S&P 500 Index thereafter.

(D)NAV shares were first offered April 29, 2005. Performance prior to April 29, 2005 is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses performance would be higher.

(E)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

SUBADVISER AND PORTFOLIO MANAGERS

     Fidelity Management & Research Company ("FMR") has served as the portfolio's subadviser since May 1, 2001 when it assumed responsibility from Fidelity Management Trust Company as subadviser to the portfolio listed above. FMR Corp., organized in 1972, is the ultimate parent company of FMR. The address of FMR Corp. is 82 Devonshire Street, Boston, Massachusetts 02109.

     Beginning May 1, 2001, FMR Co., Inc. (FMRC) serves as sub-subadviser for the portfolio. FMRC will be primarily responsible for choosing investments for the portfolio. FMRC is a wholly-owned subsidiary of FMR.

     The Portfolio Manager is:

      -- Jason Weiner (since April, 2003). Mr. Weiner is vice president and portfolio manager for FMRC. Since joining FMR in 1991 and FMRC in 2001, Mr. Weiner has worked as a research analyst and manager.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

STRATEGIC VALUE TRUST

SUBADVISER:  Massachusetts Financial Services Company ("MFS")

INVESTMENT OBJECTIVE:  To seek capital appreciation.

INVESTMENT STRATEGIES: The portfolio invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts, of companies which MFS believes are undervalued in the market relative to their long term potential.

     The equity securities of the companies invested in by the portfolio may be undervalued because they are temporarily out of favor in the market due to:

      --   A decline in the market

      --   Poor economic conditions

      -- Developments that have affected or may affect the issuer of the securities or the issuer's industry; or

      --   The market has overlooked them.

     Undervalued equity securities generally have low price-to-book, price-to-cash flow, price-to-earnings and price-to-sales ratios. The fund's investments may include securities listed on a securities exchange or traded in the over-the-counter markets.

     The fund also invests in other types of securities, such as fixed income securities, including lower rated securities commonly referred to as junk bonds, and warrants, when relative value make such purchases attractive. The fund may invest up to, but not including, 10% of its net assets in lower rated bonds.

     MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented portfolios (such as the Strategic Value Trust) that it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management abilities) performed by the portfolio managers of the portfolio and MFS' large group of equity research analysts.

     The Strategic Value Trust may invest in foreign securities (including emerging market securities) up to 20% of its net assets and may have exposure to foreign currencies. The Strategic Value Trust may establish "short" positions, including, but not limited to short positions in specific securities or stock indices. The Strategic Value Trust may invest up to 15% of its net assets in short sales. Short sales are described under "Additional Investment
Policies -- Short Sales."

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use any of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions."

Temporary Defensive Investing

     The portfolio may depart from its principal investment strategies by temporary investing in cash and cash equivalents for defensive purposes when adverse market, economic or political conditions exist. While the portfolio invests defensively, it may not be able to pursue its investment objective. The portfolio's defensive investment position may not be effective in protecting its value.

Principal Risks of Investing in this Portfolio

     The principal risks of investing in the portfolio, which could adversely affect its net asset value and performance, include:

         --  Equity Securities Risk                       --  Derivatives Risk
         --  Foreign Securities Risk                      --  Issuer Risk
         --  Fixed Income Securities Risk                 --  Active Management Risk
         --  Value Investing Risk                         --  Short Sale Risk

     These and other risks are described under "Risks of Investing in Certain Types of Securities" following the fund descriptions. The risks of investing in derivatives are described in the Prospectus under "Hedging and Other Strategic Transactions."

     The portfolio invests in value stocks. A value stock may not increase in price, as anticipated by the subadviser, if other investors fail to recognize the company's value and bid up the price or invest in markets favoring faster-growing companies.

Performance(A, B, C, D, E)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 19.83% (for the quarter ended 6/2003) and the lowest return was -17.89% (for the quarter ended 9/2002).


--------------------------------------------------------------------------------

        -27.2%     28.8%      18.0%      -0.3%
         2002       2003       2004       2005

--------------------------------------------------------------------------------


                                                           One      Life of    Date First
                                                           Year    Portfolio   Available
 Strategic Value Trust
   Series I                                               -0.30%    -1.22%     04/30/2001
   Series II(E)                                           -0.53%    -1.35%     01/28/2002
   Series NAV(D)                                          -0.27%    -1.22%     02/28/2005
 Russell 1000 Value Index(B)                               7.07%     5.95%
 Combined Index(B, C)                                      7.05%     3.74%

(A)Effective May 1, 2003, the portfolio changed its investment policies.

(B)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since the information for this index is only provided as of a month end.

(C)The Combined Index represents the performance of the S&P 500 Index from inception to April 30, 2003 and the Russell 1000 Value Index from May 1, 2003 thereafter.

(D)NAV shares were first offered February 28, 2005. Performance prior to February 28, 2005 is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses performance would be higher.

(E)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflect the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

SUBADVISER AND PORTFOLIO MANAGERS

     Massachusetts Financial Services Company ("MFS") is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. MFS is an indirect subsidiary of Sun Life Financial Inc. (an insurance company). MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

     The Portfolio Managers are:

      -- Kenneth Enright (since November, 2002). Mr. Enright is one of the current portfolio managers of the MFS Strategic Value retail mutual fund. He is a Senior Vice President at MFS and has been employed in the investment management area of MFS since 1986.

      -- Alan T. Langsner (since July, 2004). Mr. Langsner is one of the current portfolio managers of the MFS Strategic Value retail mutual fund. He is a Vice President at MFS and has been employed in the investment management area of MFS since 1999.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

U.S. GLOBAL LEADERS GROWTH TRUST

SUBADVISER:  Sustainable Growth Advisers, L.P. ("SGA")

INVESTMENT OBJECTIVE:  To seek long-term growth of capital.

INVESTMENT STRATEGIES: The portfolio invests, under normal market conditions, primarily in common stocks of "U.S. Global Leaders."

     Under normal market conditions, at least 80% of the portfolio's assets will be invested in stocks of companies the subadviser regards as U.S. Global Leaders. The subadviser consider U.S. Global Leaders to be U.S. companies with multi-national operations that typically exhibit the following sustainable growth characteristics:

      -- Hold leading market share of their relevant industries that result in high profit margins and high investment returns.

      -- Supply consumable products or services so that their revenue streams are recurring.

     The subadvisers seek to identify companies with superior long-term earnings prospects and to continue to own them as long as the subadvisers believe they will continue to enjoy favorable prospects for capital growth and are not overvalued in the marketplace.

     As a result of its investment strategy, the portfolio typically invests in large capitalization companies (companies in the capitalization range of the Standard & Poor's 500 Index).

     The portfolio may invest in other types of equities and foreign stocks.

     For information on temporary defensive investing see "Investment Objectives and Strategies -- Temporary Defensive Investing" on page 1.

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

Principal Risks of Investing in this Portfolio

     The principal risks of investing in the portfolio, which could adversely affect its net asset value and performance, include:

         --  Equity Securities Risk                       --  Derivatives Risk
         --  Foreign Securities Risk                      --  Issuer Risk
         --  Non-Diversified Portfolios Risk              --  Active Management Risk
         --  Growth Investing Risk

     These and other risks are described under "Risks of Investing in Certain Types of Securities" following the fund descriptions. The risks of investing in derivatives are described in the Prospectus under "Hedging and Other Strategic Transactions."

     In addition, the portfolio's management strategy has a significant influence on portfolio performance. Large capitalization stocks as a group could fall out of favor with the market, causing the portfolio to underperform investments that focus on small- or medium capitalization stocks.

Performance(A,B,C)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 3.54% (for the quarter ended 9/2005) and the lowest return was -5.32% (for the quarter ended 3/2005).


--------------------------------------------------------------------------------

         0.9%
         2005

--------------------------------------------------------------------------------


                                                           One     Life of    Date First
                                                          Year    Portfolio   Available
 U.S. Global Leaders Growth Trust
   Series I                                               0.87%     4.00%     05/03/2004
   Series II                                              0.78%     3.87%     05/03/2004
   Series III(B)                                          0.48%     3.76%     04/29/2005
   Series NAV(C)                                          1.00%     4.08%     02/28/2005
 S&P 500 Index(A)                                         4.91%     9.40%

(A)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since the information for this index is only provided as of a month end.

(B)Series III shares were first offered April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series III shares have higher expenses than Series I shares. Had the performance for periods prior to April 29, 2005 reflected Series III shares, performance would be lower.

(C)Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

SUBADVISERS AND PORTFOLIO MANAGERS

     SGA manages the U.S. Global Leader Growth Trust. SGA is located at 3 Stamford Plaza, 301 Tresser Boulevard, Suite 1310, Stamford, CT 06901. SGA was founded in July, 2003 and is controlled by its founders, George P. Fraise, Gordon M. Marchand and Robert L. Rohn, who are also the portfolio managers of the portfolio.

     The portfolio is managed by the following portfolio managers.

      -- George P. Fraise (since May, 2004). Mr. Fraise is a principal of SGA. From 2000-2003, Mr. Fraise was executive vice president of Yeager, Wood & Marshall, Inc. and a member of that firm's Investment Policy Committee. From 1997 to 2000, Mr. Fraise was a portfolio manager at Scudder Kemper Investments.

      -- Gordon M. Marchand (since May, 2004). Mr. Marchand is a principal of SGA. From 1984-2003, Mr. Marchand was chief financial and operating officer of Yeager, Wood & Marshall, Inc. and a member of that firm's Investment Policy Committee.

      -- Robert L. Rohn (since May, 2004). Mr. Rohn is a principal of SGA. From 1992 to 2003, Mr. Rohn was an Analyst and Portfolio Manager at W.P. Stewart & Co. ("W.P. Stewart") and held positions of Chairman of the Board and Chief Executive Officer of W.P. Stewart Inc., W.P. Stewart's core U.S. investment business, and served as Chairman of the W.P. Stewart Inc.'s Management Committee.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

U.S. LARGE CAP TRUST

(formerly, U.S. Large Cap Value Trust)

SUBADVISER:  Capital Guardian Trust Company ("CGTC")

INVESTMENT OBJECTIVE:  To seek long-term growth of capital and income.

INVESTMENT STRATEGIES: The portfolio invests at least 80% of its net assets
                       (plus any borrowings for investment purposes), under normal market conditions, in equity and equity-related securities of companies with market capitalization greater than $500 million at the time of purchase. In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income.

     The portfolio may hold ADRs and other U.S. registered securities of foreign issuers which are denominated in U.S. dollars.

Temporary Defensive Investing

     To meet redemption requests or pending investment of its assets or during unusual market conditions, the U.S. Large Cap Trust may invest all or a portion of its assets in preferred stocks, bonds, cash and cash equivalents. To the extent the portfolio is in a defensive position, the ability to achieve its investment objective will be limited.

Use of Hedging and Other Strategic Transactions

     The U.S. Large Cap Trust is currently authorized to use all of the investment strategies referred to under "Hedging and Other Strategic Transactions." However, it is not presently contemplated that any of these strategies will be used to a significant degree by the portfolio.

Principal Risks of Investing in this Portfolio

     The principal risks of investing in the portfolio, which could adversely affect its net asset value and performance, include:

         --  Equity Securities Risk                       --  Issuer Risk
         --  Foreign Securities Risk                      --  Active Management Risk

     These and other risks are described under "Risks of Investing in Certain Types of Securities" following the fund descriptions. The risks of investing in derivatives are described in the Prospectus under "Hedging and Other Strategic Transactions."

Performance(A, B, C)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 18.70% (for the quarter ended 6/2003) and the lowest return was -20.15% (for the quarter ended 9/2002).

--------------------------------------------------------------------------------

         2.8%      -2.5%      -25.2%     37.1%       9.4%       5.8%
         2000       2001       2002       2003       2004       2005

--------------------------------------------------------------------------------


                                                           One    Five     Life of    Date First
                                                          Year    Years   Portfolio   Available
 U.S. Large Cap Trust
   Series I                                               5.82%   2.96%     3.04%     05/01/1999
   Series II(C)                                           5.73%   2.83%     2.95%     01/28/2002
   Series NAV(B)                                          5.92%   2.98%     3.06%     02/28/2005
 S&P 500 Index(A)                                         4.91%   0.54%     0.54%

(A)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of a month end.

(B)NAV shares were first offered February 28, 2005. Performance prior to February 28, 2005 is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses performance would be higher.

(C)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

SUBADVISER AND PORTFOLIO MANAGERS

     CGTC is located at 333 South Hope Street, Los Angeles, California 90071. CGTC is a wholly-owned subsidiary of Capital Group International, Inc. which itself is a wholly-owned subsidiary of The Capital Group Companies, Inc. CGTC has been providing investment management services since 1968.

     Capital Guardian Trust Company ("CGTC") uses a multiple portfolio manager system in managing the fund's assets. Under this approach, the portfolio of a fund is divided into segments managed by individual managers. Each manager's role is to decide how their respective segment will be invested by selecting securities within the limits provided by the fund's objectives and policies. CGTC's investment committee oversees this process. In addition, CGTC's investment analysts also may make investment decisions with respect to a portion of a fund's portfolio. Certain portfolio managers may also have investment analyst responsibilities with respect to specific research coverage.

-------------------------------------------------------------------------------------------------------------
                                                  LENGTH OF SERVICE
PORTFOLIO MANAGER                                   WITH CGTC OR            BUSINESS EXPERIENCE DURING
TITLE, COMPANY AFFILIATION                          AN AFFILIATE                 THE PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------
TERRY BERKEMEIER
Senior Vice President, CGTC                          14 years         Portfolio Manager selecting equity
                                                                      securities
-------------------------------------------------------------------------------------------------------------
MICHAEL R. ERICKSEN
Director and Senior Vice President, CGTC             19 years         Portfolio Manager selecting equity
                                                                      securities
-------------------------------------------------------------------------------------------------------------
DAVID I. FISHER
Chairman of the Board, CGTC                          36 years         Portfolio Manager selecting equity
                                                                      securities
-------------------------------------------------------------------------------------------------------------
KAREN A. MILLER
Director and Senior Vice President, CGTC             15 years         Portfolio Manager selecting equity
                                                                      securities
-------------------------------------------------------------------------------------------------------------
THEODORE R. SAMUELS
Director and Senior Vice President, CGTC             24 years         Portfolio Manager selecting equity
                                                                      securities
-------------------------------------------------------------------------------------------------------------
EUGENE P. STEIN
Vice Chairman, CGTC                                  33 years         Portfolio Manager selecting equity
                                                                      securities
-------------------------------------------------------------------------------------------------------------
ALAN J. WILSON
Director and Senior Vice President, CGTC             15 years         Portfolio Manager selecting equity
                                                                      securities
-------------------------------------------------------------------------------------------------------------

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

U.S. MULTI SECTOR TRUST

SUBADVISER:  Grantham, Mayo, Van Otterloo & Co. LLC ("GMO")

INVESTMENT OBJECTIVE:  To seek long term capital appreciation.

INVESTMENT STRATEGIES: The portfolio seeks total return greater than its benchmark. To pursue this goal, the portfolio normally invests in securities in the Wilshire 5000 Stock Index, an independently maintained and published equity index which measures the performance of all equity securities (with readily available price data) of issuers with headquarters in the U.S. The portfolio normally invests at least 80% of its assets in investments tied economically to the U.S.

     The portfolio's benchmark is the Russell 3000 Index, an independently maintained and published index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. This index represents approximately 98% of the investable U.S. equity market. As of December 31, 2005, the market capitalizations of companies included in the Russell 3000 Index ranged from $26 million to $370 billion.

     In managing the portfolio, GMO uses proprietary research and quantitative models to determine the portfolio's selections of securities. These models use rolling 7-year forecasts of relative value and risk among the major sectors in the U.S. equity market (large cap value, large cap growth, large cap core, small cap value, small cap growth, and real estate/ REIT) in which the portfolio invests.

     For information on temporary defensive investing see "Investment Objectives and Strategies -- Temporary Defensive Investing" on page 1.

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

Principal Risks of Investing in this Portfolio

     The principal risks of investing in the portfolio, which could adversely affect its net asset value and performance, include:

         --  Equity Securities Risk                       --  Real Estate Securities Risk
         --  Foreign Securities Risk                      --  Currency Risk
         --  Small and Medium Size Companies Risk         --  Liquidity Risk
         --  Non-Diversified Portfolios Risk              --  Derivatives Risk
         --  Growth Investing Risk                        --  Issuer Risk
         --  Value Investing Risk                         --  Active Management Risk
         --  Credit and Counterparty Risk

     These and other risks are described under "Risks of Investing in Certain Types of Securities" following the fund descriptions. The risks of investing in derivatives are described in the Prospectus under "Hedging and Other Strategic Transactions."

Performance

     Performance is not provided since the portfolio commenced operations in October, 2005.

SUBADVISER AND PORTFOLIO MANAGERS

     GMO serves as subadviser to the portfolio. GMO is a private company, founded in 1977, with offices located at 40 Rowes Wharf, Boston, Massachusetts.

     Day-to-day management of the portfolios is the responsibility of the Quantitative Division comprised of several investment professionals associated with GMO, and no one person is primarily responsible for day-to-day management of the portfolio. The Division's team members work collaboratively to manage the portfolio.

     Sam Wilderman is the Director of the Division and the senior member of the Division responsible for managing the implementation and monitoring the overall portfolio management of the portfolio.

     Mr. Wilderman joined the Division as co-director in 2005. Prior to joining the U.S. Quantitative Division in 2005, Mr. Wilderman was responsible for research and portfolio management for GMO's Emerging Markets Division.

     The Trust's Statement of Additional Information provides additional information about the senior member's compensation, other accounts managed by the senior member and the senior member's ownership of securities of the portfolio.

VALUE & RESTRUCTURING TRUST

SUBADVISER:  UST Advisers, Inc. ("USTA")

INVESTMENT OBJECTIVE:  To seek long-term capital appreciation.

INVESTMENT STRATEGIES: To pursue this goal, the portfolio invests primarily (at least 65% of its assets) in common stocks of U.S. and foreign companies whose share prices, in the opinion of the subadviser, do not reflect the economic value of company assets, but where the subadviser believes restructuring efforts or industry consolidation will serve to highlight the true value of the company.

     In choosing investments for the portfolio, U.S. Trust looks for companies as to which restructuring activities, such as consolidations, outsourcing, spin-offs or reorganizations, will offer significant value to the issuer and increase its investment potential. The subadviser may select companies of any size for the portfolio, and the portfolio invests in a diversified group of companies across a number of different industries.

     For information on temporary defensive investing see "Investment Objectives and Strategies -- Temporary Defensive Investing" on page 1.

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

Principal Risks of Investing in this Portfolio

     The principal risks of investing in the portfolio, which could adversely affect its net asset value and performance, include:

         --  Equity Securities Risk                       --  Derivatives Risk
         --  Foreign Securities Risk                      --  Issuer Risk
         --  Derivatives Risk                             --  Active Management Risk
         --  Value Investing Risk

     These and other risks are described under "Risks of Investing in Certain Types of Securities" following the fund descriptions. The risks of investing in derivatives are described in the Prospectus under "Hedging and Other Strategic Transactions."

     In addition, the portfolio's strategy of investing in companies that the subadviser believes will benefit from restructuring or redeployment of assets carries the risk that an anticipated restructuring or business combination may fail to occur or may occur and fail to produce reasonably anticipated benefits. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. Moreover, since the portfolio invests in common stocks, it is subject to the risk that if a company in which the fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the portfolio. Therefore, it is possible that all assets of that company will be exhausted before any payments are made to the portfolio.

Performance

     Performance is not provided since the portfolio commenced operations in October, 2005.

SUBADVISER AND PORTFOLIO MANAGERS

     USTA, located at 225 High Ridge Road, Stamford, Connecticut 06905, is a wholly-owned subsidiary of U.S. Trust Company, National Association, which in turn is owned by U.S. Trust Corporation, a bank holding company. U.S. Trust Corporation is in turn a wholly-owned subsidiary of The Charles Schwab Corporation ("Schwab"). Charles R. Schwab is the founder, Chairman and a Director of Schwab and, as a result of these positions and share ownership, may be deemed a controlling person of Schwab and its subsidiaries.

     The portfolio managers are:

      -- David J. Williams (primary responsibility). Mr. Williams, a Managing Director and Senior Portfolio Manager, has been with U.S. Trust since 1987.

      --   Timothy Evnin.   Mr. Evnin, a Managing Director and Senior Portfolio
           Manager in the Investment Management Division, has been with U.S. Trust since 1987.

      -- John McDermott. Mr. McDermot, a Senior Vice President and Portfolio Manager, has been with U.S. Trust since 1996.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

                              INTERNATIONAL FUNDS

AMERICAN INTERNATIONAL TRUST
(See "AMERICAN FUNDS")

GLOBAL TRUST
(formerly, Global Equity Trust)

SUBADVISER:  Templeton Global Advisors Limited ("Templeton Global").

INVESTMENT OBJECTIVE:  To seek long-term capital appreciation.

INVESTMENT STRATEGIES: Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the equity securities of companies located anywhere in the world, including emerging markets. At least 65% of its total assets will be invested in issuers located in at least three different countries (including the U.S.).

     Equity securities include common stocks and preferred stocks. The portfolio also invests in American, European and Global Depositary Receipts. These are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. The portfolio, from time to time, may have significant investments in one or more countries or in particular sectors such as technology (including computer hardware and software, electronics, and telecommunications) and financial institutions.

     Depending upon current market conditions, the portfolio generally invests a portion of its total assets in debt securities of companies and governments located anywhere in the world. Debt securities represent the obligation of the issuer to repay a loan of money to it, and generally pay interest to the holder. Bonds, notes and debentures are examples of debt securities.

     The portfolio may use swap agreements as a derivative strategy to protect its assets, implement a cash or tax management strategy or enhance its returns. The portfolio may invest up to 5% of its total assets in swap agreements. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Please see "Hedging and Other Strategic Transactions -- Swaps, Caps, Floors and Collars in the Statement of Additional Information for further information.

     When choosing equity investments for the portfolio, the subadviser applies a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the subadviser's evaluation of the company's long-term earnings, asset value and cash flow potential. The subadviser also considers and analyzes various measure related to stock valuation, such as a company's price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

Temporary Defensive Investing

     To meet redemption requests or pending investment of its assets or during unusual market conditions, the Global Trust may invest primarily in cash, cash equivalents, money market securities or other short-term debt securities. When the portfolio is in a defensive position or awaiting investment of its assets, the ability to achieve its investment objective will be limited.

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

Principal Risks of Investing in this Portfolio

     The principal risks of investing in the portfolio, which could adversely affect its net asset value and performance, include:

         --  Equity Securities Risk                       --  Issuer Risk
         --  Foreign Securities Risk                      --  Active Management Risk
         --  Derivatives Risk

     These and other risks are described under "Risks of Investing in Certain Types of Securities" following the fund descriptions. The risks of investing in derivatives are described in the Prospectus under "Hedging and Other Strategic Transactions."

     In addition, market timers may target portfolios with significant investments in foreign securities traded on markets that close before the portfolio determines its net asset value. The portfolio may invest significant amounts in such securities. While the Trust will seek to identify and prevent such trading no assurance can be given that the Trust will be successful in doing so.

Performance(A, B, C, D)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 17.83% (for the quarter ended 6/2003) and the lowest return was -16.96% (for the quarter ended 9/2001).


--------------------------------------------------------------------------------

        12.6%      20.8%      12.3%       3.7%      12.2%      -16.1%     -19.1%     27.5%      14.8%      10.7%
         1996       1997       1998       1999       2000       2001       2002       2003       2004       2005

--------------------------------------------------------------------------------


                                                            One      Five        Ten      Date First
                                                           Year      Years      Years     Available
 Global Trust
   Series I                                                10.72%     1.91%     6.92%     03/18/1988
   Series II(C)                                            10.50%     1.79%     6.86%     01/28/2002
   Series III(D)                                           10.42%     1.82%     6.87%     09/05/2003
   Series NAV(B)                                           10.72%     1.91%     6.92%     04/29/2005
 MSCI World Index                                          10.02%     2.64%     7.47%

(A)Effective October 1, 1996, April 30, 2001 and December 9, 2003, the portfolio changed its subadviser. Performance reflects results prior to these changes.

(B)NAV shares were first offered April 29, 2005. Performance prior to April 29, 2005 is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses performance would be higher.

(C)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

(D)Series III shares were first offered September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series III shares. Had the performance for periods prior to September 5, 2005 reflected Series III expenses, performance would be lower.

SUBADVISER AND PORTFOLIO MANAGERS

     Templeton Global, located at Box N-7759, Nassau, Bahamas has been in the business of providing investment advisory services since 1954.

     The portfolio's lead portfolio manager is:

      -- Jeffrey A. Everett (since December, 2003). Mr. Everett joined the Templeton in 1989 and is currently President of Templeton Global Advisors Limited and a Chief Investment Officer -- Retail for the Templeton Global Equity Group. He is a Chartered Financial Analyst
           (CFA).

     The following individuals have secondary portfolio management responsibilities:

      -- Murdo Murchison (since December, 2003). Mr. Murchinson joined the Templeton in 1993 and is currently Executive Vice President of Templeton Global Advisors Limited. He is a Chartered Financial Analyst (CFA).

      -- Lisa Myers (since December, 2003). Ms. Myers joined Templeton in 1996 and is currently Vice President of Templeton Global Advisors Limited. She is a Chartered Financial Analyst (CFA).

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

INTERNATIONAL GROWTH TRUST

SUBADVISER:  Grantham, Mayo, Van Otterloo & Co. LLC ("GMO")

INVESTMENT OBJECTIVE:  To seek long term capital appreciation.

INVESTMENT STRATEGIES: The portfolio seeks to achieve its objective by outperforming its benchmark. The portfolio typically invests in a diversified portfolio of equity investments from developed markets throughout the world.

     The subadviser, using proprietary research and multiple quantitative models, seeks to add value by capitalizing on inefficiencies it perceives in the pricing of growth stocks. The subadviser applies quantitative and fundamental investment principles to select growth stocks the subadviser believes have improving fundamentals and prices that reflect the relevant market's discount to their fundamental value. The subadviser maintains diversification across countries, and tilt the portfolio's portfolio in favor of countries that the subadviser believes have the highest growth prospects or that the subadviser believes are most undervalued. The subadviser also considers factors that may influence the growth potential of a particular country, such as currency valuation. The factors considered by the subadviser and the models used may change over time.

     The portfolio intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. The portfolio intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the portfolio may (but is not obligated to) use exchange-traded and over-the-counter derivatives and related instruments, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); (iii) manage risk by implementing shifts in investment exposure; and (iv) adjust its foreign currency exposure. The portfolio will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or markets, or to hold net aggregate foreign currency exposure in excess of the net assets of the portfolio. However, the portfolio's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments. The portfolio may also take active overweighted and underweighted positions in particular currencies relative to its benchmark.

     Benchmark. The portfolio's benchmark is the S&P/Citigroup Primary Market Index ("PMI") Europe, Pacific, Asia Composite ("EPAC") Growth Style Index, an independently maintained and published index composed of stocks in the EPAC regions of the PMI that have a growth style. The PMI is the large-capitalization stock component of the S&P/ Citigroup Broad Market Index ("BMI") (which includes listed shares of companies from developed and emerging market countries with a total available market capitalization of at least the local equivalent of USD100 million), representing the top 80% of available capital of the BMI in each country and including about 25% of the BMI issues.

     For information on temporary defensive investing see "Investment Objectives and Strategies -- Temporary Defensive Investing" on page 1.

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

Principal Risks of Investing in this Portfolio

     The principal risks of investing in the portfolio, which could adversely affect its net asset value and performance, include:

         --  Equity Securities Risk                       --  Liquidity Risk
         --  Foreign Securities Risk                      --  Derivatives Risk
         --  Growth Investing Risk                        --  Issuer Risk
         --  Credit and Counterparty Risk                 --  Active Management Risk
         --  Currency Risk

     These and other risks are described under "Risks of Investing in Certain Types of Securities" following the fund descriptions. The risks of investing in derivatives are described in the Prospectus under "Hedging and Other Strategic Transactions."

     Market timers may target portfolios with significant investments in foreign securities traded on markets that close before the portfolio determines its net asset value. The portfolio may invest significant amounts in such securities. While the Trust will seek to identify and prevent such trading no assurance can be given that the Trust will be successful in doing so.

Performance

     Performance is not provided since the portfolio had not commenced operations as of December 31, 2005.

SUBADVISER AND PORTFOLIO MANAGERS

     GMO serves as subadviser to the portfolio. GMO is a private company, founded in 1977, with offices located at 40 Rowes Wharf, Boston, Massachusetts.

     Day-to-day management of the portfolio is the responsibility of GMO's International Quantitative Division. The Division's members work collaboratively to manage the portfolio, and no one person is primarily responsible for day-to-day management of the portfolio.

     Dr. Thomas Hancock is the Director of the Division and the senior member of the Division responsible for managing the implementation and monitoring the overall portfolio management of the portfolio.

     At GMO, Dr. Hancock leads the portfolio management team responsible for the management of international developed market and global quantitative equities portfolios. Prior to joining GMO in 1995, he was a research scientist at Siemens and a software engineer at IBM.

     The Trust's Statement of Additional Information provides additional information about the senior member's compensation, other accounts managed by the senior member and the senior member's ownership of securities of the portfolios.

INTERNATIONAL OPPORTUNITIES TRUST

SUBADVISER:  Marsico Capital Management, LLC ("Marsico")

INVESTMENT OBJECTIVE:  To seek long-term growth of capital

INVESTMENT STRATEGIES: The portfolio invests, under normal market conditions, at least 65% of its assets in common stocks of foreign companies that are selected for their long-term growth potential. The portfolio may invest in companies of any size throughout the world. The portfolio normally invests in issuers from at least three different countries not including the U.S. The portfolio may invest in common stocks of companies operating in emerging markets.

     The portfolio normally maintains a core position of between 35 and 50 common stocks. The portfolio may hold a limited number of additional common stocks at times such as when the portfolio manager is accumulating new positions, phasing out existing positions, or responding to exceptional market conditions.

     The portfolio's core investments generally are comprised of well-known, established growth companies. However, the portfolio also may typically include more aggressive growth companies, and companies undergoing significant changes: e.g., the introduction of a new product line, the appointment of a new management team, or an acquisition.

     The portfolio uses an approach that combines "top-down" macroeconomic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. In addition, the subadviser also may examine such factors as the most attractive global investment opportunities, industry consolidation and the sustainability of economic trends. As a result of the "top-down" analysis, the subadviser identifies sectors, industries and companies that it believes may benefit from the overall trends that the subadviser has observed.

     The subadviser then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company is suitable for investment, the subadviser may focus on any of a number of different attributes including the company's specific market expertise or dominances, its franchise durability and pricing power, solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, use of conservative accounting standards and transparent financial disclosure), strong and ethical management, apparent commitment to shareholder interests, and reasonable valuations in the context of projected growth rates. This is called "bottom-up" stock selection.

     As part of this fundamental, "bottom-up" research, the subadviser may visit with various levels of a company's management as well as with its customers, suppliers and competitors. The subadviser may also prepare detailed earnings and cash flow models of some companies. These models enable the subadviser to attempt to project earnings growth and other important characteristics under different scenarios. Each model is customized to follow a particular company and is intended to seek to replicate and describe a company's past, present and projected future performance. The models generally include quantitative information and detailed narratives that reflect updated interpretations of corporate data.

     The subadviser may reduce a position in or sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, when the subadviser finds other, more attractive opportunities, or for other reasons.

     Primarily for hedging purposes, the portfolio may use options (including options on securities and securities indices), futures, and foreign currency forward contracts.

     Under normal market conditions, the portfolio may invest up to 10% of its total assets in all types of fixed income securities and up to an additional 5% of its total assets in high-yield bonds and mortgage and asset-backed securities. The portfolio may also invest in the securities of other investment companies to a limited extent, and would intend to do so primarily for cash management purposes. For information on temporary defensive investing see "Investment Objectives and Strategies -- Temporary Defensive Investing" on page 1.

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

Principal Risks of Investing in this Portfolio

     The principal risks of investing in the portfolio, which could adversely affect its net asset value and performance, include:

         --  Equity Securities Risk                       --  Mortgage-Backed Securities Risk
         --  Foreign Securities Risk                      --  Derivatives Risk
          (including Emerging Markets Risk)               --  Issuer Risk
         --  Fixed Income Securities Risk                 --  Active Management Risk
         --  Growth Investing Risk

     These and other risks are described under "Risks of Investing in Certain Types of Securities" following the fund descriptions. The risks of investing in derivatives are described in the Prospectus under "Hedging and Other Strategic Transactions."

     In addition, market timers may target portfolios with significant investments in foreign securities traded on markets that close before the portfolio determines its net asset value. The portfolio may invest significant amounts in such securities. While the Trust will seek to identify and prevent such trading no assurance can be given that the Trust will be successful in doing so.

Performance

     Performance is not provided since the portfolio commenced operations in May, 2005.

SUBADVISER AND PORTFOLIO MANAGERS

     Marsico Capital Management, LLC ("MCM"), located at 1200 17th Street, Suite 1600, Denver, CO 80202, was organized in September 1997 as a registered investment adviser. MCM provides investment management services to other mutual funds, institutional accounts and private accounts. Thomas F. Marsico is the founder and Chief Executive Officer of the firm. MCM is an indirect wholly-owned subsidiary of Bank of America Corporation.

     The portfolio manager is:

      -- James G. Gendelman (since 2005). James G. Gendelman is the portfolio manager of the International Opportunities Portfolio. Prior to joining Marsico Capital Management in May of 2000, Mr. Gendelman spent thirteen years as a Vice President of International Sales for Goldman, Sachs & Co. He holds a Bachelor's degree in Accounting from Michigan State University and a MBA in Finance from the University of Chicago. Mr. Gendelman was a certified public accountant for Ernst & Young from 1983 to 1985.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

INTERNATIONAL SMALL CAP TRUST

SUBADVISER:  Templeton Investment Counsel, LLC ("Templeton")

INVESTMENT OBJECTIVE:  To seek long-term capital appreciation.

INVESTMENT STRATEGIES: The Portfolio invests primarily in the common stock of smaller companies outside the U.S.

     Under normal market conditions, the portfolio will invest at least 80% of its net assets (plus any borrowings for investment purposes) in securities issued by foreign companies which have total stock market capitalizations or annual revenues of $4 billion or less ("small company securities").

     The portfolio may invest in small company securities in emerging markets. In some emerging markets, the Portfolio may invest in companies that qualify as smaller companies but that still are among the largest in the market. The Portfolio may also invest a portion of its assets in the equity securities of larger foreign companies.

     An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities have characteristics of both debt securities (which is generally the form in which they are first issued) and equity securities (which are what they can be converted into).

     The Portfolio may invest more than 25% of its assets in the securities of issuers located in any one country. At least 65% of the portfolio's total assets are normally invested in foreign securities representing a minimum of three countries (other than the United States).

     When choosing equity investments for this Portfolio, the manager applies a "bottom up", value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers a company's price/earnings ratio, profits margins and liquidation value.

     For information on temporary defensive investing see "Investment Objectives and Strategies -- Temporary Defensive Investing" on page 1.

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

Principal Risks of Investing in this Portfolio

     The principal risks of investing in the portfolio, which could adversely affect its net asset value and performance, include:

         --  Equity Securities Risk                       --  Derivatives Risk
         --  Foreign Securities Risk                      --  Issuer Risk
         --  Small Companies Risk                         --  Active Management Risk
         --  Value Investing Risk

     These and other risks are described under "Risks of Investing in Certain Types of Securities" following the fund descriptions. The risks of investing in derivatives are described in the Prospectus under "Hedging and Other Strategic Transactions."

     In addition, market timers may target portfolios with significant investments in foreign securities traded on markets that close before the portfolio determines its net asset value. The portfolio may invest significant amounts in such securities. While the Trust will seek to identify and prevent such trading no assurance can be given that the Trust will be successful in doing so.

Performance(A, B, C, D, E, F)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 58.65% (for the quarter ended 12/1999) and the lowest return was -22.36% (for the quarter ended 9/2001).


--------------------------------------------------------------------------------

         0.8%      11.9%      84.9%      -29.2%     -31.1%     -16.7%     54.7%      21.2%      10.4%
         1997       1998       1999       2000       2001       2002       2003       2004       2005

--------------------------------------------------------------------------------


                                                           One      Five     Life of    Date First
                                                           Year    Years    Portfolio   Available
 International Small Cap Trust
   Series I                                               10.39%    3.51%     6.84%     03/04/1996
   Series II(E)                                           10.10%    3.39%     6.78%     01/28/2002
   Series III(F)                                          10.19%    3.43%     6.80%     09/05/2003
   Series NAV(D)                                          10.41%    3.51%     6.84%     02/28/2005
   Combined Index(B, C)                                   27.01%   11.13%     9.53%
 Citigroup Global Ex U.S.A. <$2 Billion Index(B)          26.76%   17.48%     8.50%

(A)Current subadviser assignment became effective May 1, 2003.

(B)The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of month end.

(C)The Combined Index is a blend of the MSCI World ex US Index from inception through May 31, 2003 and the Citigroup Global ex US $2 billion Index from June 1, 2003 and thereafter.

(D)NAV shares were first offered February 28, 2005. Performance prior to February 28, 2005 is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses performance would be higher.

(E)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

(F)Series III shares were first offered September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series III shares. Had the performance for periods prior to September 5, 2005 reflected Series III expenses, performance would be lower.

SUBADVISER AND PORTFOLIO MANAGERS

     Templeton, located at 500 East Broward Blvd., Suite 2100, Ft. Lauderdale, FL 33394, has been in the business of providing investment advisory services since 1954. Templeton Investment Counsel, LLC is an indirect wholly owned subsidiary of Franklin Resources, Inc.

     The portfolio is managed by the following portfolio managers:

      -- Tucker Scott (since May, 2003). Mr. Scott joined Templeton in 1996 and is currently a Executive Vice President. He is a Chartered Financial Analyst (CFA).

      -- Cindy Sweeting (since May, 2003). Ms. Sweeting joined Templeton in 1997 and is currently an Executive Vice President and Director of Research. She is a Chartered Financial Analyst (CFA).

      -- Simon Rudolph (since May, 2004). Mr. Rudolph joined Templeton in 1997 and is currently an Executive Vice President. He is a Chartered Accountant (ACA) and a member of the Institute of Chartered Accountants of England and Wales.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

INTERNATIONAL SMALL COMPANY TRUST

SUBADVISER:  Dimensional Fund Advisors Inc. ("Dimensional")

INVESTMENT OBJECTIVE:  To seek long-term capital appreciation.


INVESTMENT STRATEGIES: Under normal market conditions, the portfolio invests its assets in equity securities of non-U.S. small companies of developed and emerging markets.



     The portfolio generally will invest in a broad and diverse group of readily marketable stocks of small companies associated with developed and emerging markets. The portfolio invests its assets in securities listed on bona fide securities exchanges or traded on the over-the-counter markets, including securities listed or traded in the form of International Depositary Receipts or American Depositary Receipts. Each of these securities may be traded within or outside the issuer's domicile country.


     Dimensional determines company size on a country or region specific basis and based primarily on market capitalization. In the countries or regions authorized for investment, Dimensional first ranks eligible companies listed on selected exchanges based on the companies' market capitalizations. Dimensional then determines the universe of eligible stocks by defining the maximum market capitalization of a small company that may be purchased by the portfolio with respect to each country or region. As of December 30, 2005, the maximum market capitalization range of eligible companies was approximately $400 million to $3.1 billion. This threshold will vary by country or region, and dollar amounts will change due to market conditions. As a non-fundamental policy, under normal circumstances, the portfolio will invest at least 80% of its net assets in securities of small cap companies in the particular markets in which the portfolio invests.

     The portfolio intends to purchase securities in each applicable country using a market capitalization weighted approach. Dimensional, using this approach and its judgment, will seek to set country weights based on the relative market capitalizations of eligible small companies within each country. See "Market Capitalization Weighted Approach" below. As a result, the weightings of certain countries in the portfolio may vary from their weightings in international indices, such as those published by FTSE International, Morgan Stanley Capital International or Citigroup.

     Dimensional will determine in its discretion when and whether to invest in countries that have been authorized for investment by its Investment Committee, depending on a number of factors such as asset growth in the portfolio and characteristics of each country's market. Dimensional's Investment Committee may authorize other countries for investment in the future and the portfolio may continue to hold investments in countries not currently authorized for investment but that had previously been authorized for investment.

     The portfolio also may use derivatives, such as futures contracts and options on futures contracts, to gain market exposure on the portfolio's uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. The portfolio may enter into futures contracts and options on futures contracts for foreign or U.S. equity securities and indices.

     The portfolio does not seek current income as an investment objective and investments will not be based upon an issuer's dividend payment policy or record. However, many of the companies whose securities will be included in the portfolio do pay dividends. It is anticipated, therefore, that the portfolio will receive dividend income.

MARKET CAPITALIZATION WEIGHTED APPROACH

     The portfolio structure involves market capitalization weighting in determining individual security weights and, where applicable, country or region weights. Market capitalization weighting means each security is generally purchased based on the issuer's relative market capitalization. Market capitalization weighting will be adjusted by Dimensional for a variety of factors. Dimensional may consider such factors as free float, momentum, trading strategies, liquidity management and other factors determined to be appropriate by Dimensional given market conditions. Dimensional may exclude the stock of a company that meets applicable market capitalization criterion if Dimensional determines that the purchase of such stock is inappropriate in light of other conditions. These adjustments will result in a deviation from traditional market capitalization weighting.

     Country weights may be based on the total market capitalization of companies within each country. The calculation of country market capitalization may take into consideration the free float of companies within a country or whether these companies are eligible to be purchased for the particular strategy. In addition, to maintain a satisfactory level of diversification, the Investment Committee may limit or adjust the exposure to a particular country or region to a maximum proportion of the assets of that vehicle. Country weights may also deviate from target weights due to general day-to-day trading patterns and price movements. As a result, the weighting of certain countries may vary from their weighting in published international indices.

     More complete description of Market Capitalization Weighted Approach is set forth in the Statement of Additional Information.

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

Principal Risks of Investing in this Portfolio

     The principal risks of investing in the portfolio, which could adversely affect its net asset value and performance, include:

      --   Equity Securities

      --   Small Companies

      --   Foreign Securities (including emerging markets)

      --   Derivatives

      --   Issuer Risk

      --   Active Management Risk

     These and other risks are described under "Risks of Investing in Certain Types of Securities" following the fund descriptions. The risks of investing in derivatives are described in this prospectus under "Hedging and Other Strategic Transactions."

     In addition, market timers may target portfolios with significant investments in small cap securities. The portfolio may invest significant amounts in such securities. While the Trust will seek to identify and prevent such trading no assurance can be given that the Trust will be successful in doing so.

Performance

     Performance is not provided since the portfolio commenced operations in May, 2006.

SUBADVISER AND PORTFOLIO MANAGERS

     Dimensional was organized in May 1981 and is engaged in the business of providing investment management services. Dimensional is located at 1299 Ocean Avenue, Santa Monica, CA 90401. Since its organization, Dimensional has provided investment management services to institutional investors and to other mutual funds.

     As the subadviser, Dimensional is responsible for the portfolio's asset management. The portfolio is managed using a team approach. The investment team includes the Investment Committee of Dimensional, portfolio managers and all other trading personnel.

     The Investment Committee is composed primarily of certain officers and directors of Dimensional who are appointed annually. Investment decisions for the Portfolio are made by the Investment Committee, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee also sets and reviews all investment related policies and procedures and approves any changes in regards to approved countries, security types and brokers.

     In accordance with the team approach used to manage the portfolio, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee. The portfolio managers and portfolio traders also make daily decisions regarding the portfolios including running buy and sell programs based on the parameters established by the Investment Committee. Karen E. Umland coordinates the efforts of all other portfolio managers with respect to international equity portfolios. For this reason, Dimensional has identified Ms. Umland as primarily responsible for coordinating the day-to-day management of the portfolio.

     Ms. Umland is a Portfolio Manager and Vice President of Dimensional and a member of the Investment Committee. She received her BA from Yale University in 1988 and her MBA from the University of California at Los Angeles in 1993. Ms. Umland joined Dimensional in 1993 and has been responsible for the international equity portfolios since 1998.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

INTERNATIONAL CORE TRUST
(formerly, International Stock Trust)

SUBADVISER:  Grantham, Mayo, Van Otterloo & Co. LLC ("GMO")

INVESTMENT OBJECTIVE:  To seek long-term growth of capital.

INVESTMENT STRATEGIES: The portfolio seeks to achieve its objective by outperforming its benchmark. The portfolio typically invests in a diversified portfolio of equity investments from developed markets other than the U.S. Under normal circumstances, the portfolio invests at least 80% of its assets in equity investments.

     The subadviser uses proprietary research and quantitative models to evaluate and select individual stocks, countries, and currencies based on several factors, including:

     Stocks -- valuation, firm quality, and improving fundamentals;

     Countries -- stock market valuation, positive GDP trends, positive market sentiment, and industrial competitiveness; and

     Currencies -- export and producer price parity, balance of payments and interest rate differentials.

     The factors considered by the subadviser and the models it uses may change over time. In using these models to construct the portfolio, the subadviser expects that stock selection will reflect a slight bias for value stocks over growth stocks. The subadviser seeks to manage the portfolio's exposure to market capitalization categories (e.g., small cap, medium cap, and large cap) relative to the portfolio's benchmark.

     The portfolio intends to be fully invested and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment objective, the portfolio may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments);
(iii) manage risk by implementing shifts in investment exposure; or (iv) adjust its foreign currency exposure. The portfolio will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or foreign currencies. However, the portfolio's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments. The portfolio may also take active overweighted and underweighted positions in particular currencies relative to its benchmark.

     Benchmark. The portfolio's benchmark is the MSCI EAFE Index (Europe, Australasia, and Far East), a large capitalization international stock index that is independently maintained and published by Morgan Stanley Capital International.

     For information on temporary defensive investing see "Investment Objectives and Strategies -- Temporary Defensive Investing" on page 1 of the prospectus.

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

Principal Risks of Investing in this Portfolio

     The principal risks of investing in the portfolio, which could adversely affect its net asset value and performance, include:

         --  Equity Securities Risk                       --  Liquidity Risk
         --  Foreign Securities Risk                      --  Derivatives Risk
         --  Value Investing Risk                         --  Issuer Risk
         --  Credit and Counterparty Risk                 --  Active Management Risk
         --  Currency Risk

     These and other risks are described under "Risks of Investing in Certain Types of Securities" following the fund descriptions. The risks of investing in derivatives are described in the Prospectus under "Hedging and Other Strategic Transactions."

     Market timers may target portfolios with significant investments in foreign securities traded on markets that close before the portfolio determines its net asset value. The portfolio may invest significant amounts in such securities. While the Trust will seek to identify and prevent such trading no assurance can be given that the Trust will be successful in doing so.

Performance(A, B, C, D)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 23.58% (for the quarter ended 12/1999) and the lowest return was -22.22% (for the quarter ended 9/2002).


--------------------------------------------------------------------------------

         1.4%      14.9%      29.7%      -16.6%     -21.5%     -21.7%     30.3%      15.6%      15.9%
         1997       1998       1999       2000       2001       2002       2003       2004       2005

--------------------------------------------------------------------------------


                                                           One     Five     Life of    Date First
                                                           Year    Years   Portfolio   Available
 International Core Trust
   Series I                                               15.94%   1.42%     3.41%     12/31/1996
   Series II(D)                                           15.70%   1.33%     3.36%     01/28/2002
   Series NAV(C)                                          16.13%   1.45%     3.43%     02/28/2005
 MSCI EAFE Index(B)                                       14.02%   4.94%     6.16%

(A)Effective August 1, 2005, GMO became the subadviser to the International Core Trust. Performance reflects results prior to this change.

(B)The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of month end.

(C)NAV shares were first offered February 28, 2005. Performance prior to February 28, 2005 is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses performance would be higher.

(D)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

SUBADVISER AND PORTFOLIO MANAGERS

     GMO serves as subadviser to the portfolio. GMO is a private company, founded in 1977, with offices located at 40 Rowes Wharf, Boston, Massachusetts.

     Day-to-day management of the portfolio is the responsibility of GMO's International Quantitative Division. The Division's members work collaboratively to manage the portfolio, and no one person is primarily responsible for day-to-day management of the portfolio.

     Dr. Thomas Hancock is the Director of the Division and the senior member of the Division responsible for managing the implementation and monitoring the overall portfolio management of the portfolio.

     At GMO, Dr. Hancock leads the portfolio management team responsible for the management of international developed market and global quantitative equities portfolios. Prior to joining GMO in 1995, he was a research scientist at Siemens and a software engineer at IBM.

     The Trust's Statement of Additional Information provides additional information about the senior member's compensation, other accounts managed by the senior member and the senior member's ownership of securities of the portfolios.

INTERNATIONAL VALUE TRUST

SUBADVISER:  Templeton Investment Counsel, LLC ("Templeton")

INVESTMENT OBJECTIVE:  To seek long-term growth of capital.

INVESTMENT STRATEGIES: The portfolio invests, under normal market conditions, primarily in equity securities of companies located outside the U.S., including in emerging markets.

     Equity securities generally entitle the holder to participate in a company's general operating results. These include common stocks and preferred stocks. The portfolio also invests in American, European and Global Depositary Receipts, which are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Depending upon current market conditions, the portfolio generally invests up to 25% of its total assets in debt securities of companies and governments located anywhere in the world. Debt securities represent an obligation of the issuer to repay a loan of money to it, and generally provide for the payment of interest. Debt securities include bonds, notes and debentures.

     Templeton's investment philosophy is "bottom-up," value-oriented, and long-term. In choosing equity investments, Templeton will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings, asset value and cash flow potential. A company's historical value measure, including price/earnings ratio, profit margins and liquidation value, will also be considered.

     For information on temporary defensive investing see "Investments Objectives and Strategies -- Temporary Defensive Investing" on page 1.

Use of Hedging and Other Strategic Transactions

     The International Value Trust does not currently intend to use any of the investment strategies referred to under "Hedging and Other Strategic Transactions."

Principal Risks of Investing in this Portfolio

     The principal risks of investing in the portfolio, which could adversely affect its net asset value and performance, include:

         --  Equity Securities Risk                       --  Derivatives Risk
         --  Foreign Securities Risk                      --  Issuer Risk
         --  Value Investing Risk                         --  Active Management Risk
         --  Fixed-Income Securities

     These and other risks are described under "Risks of Investing in Certain Types of Securities" following the fund descriptions. The risks of investing in derivatives are described in the Prospectus under "Hedging and Other Strategic Transactions."

     In addition, market timers may target portfolios with significant investments in foreign securities traded on markets that close before the portfolio determines its net asset value. The portfolio may invest significant amounts in such securities. While the Trust will seek to identify and prevent such trading no assurance can be given that the Trust will be successful in doing so.

Performance(A, B, C)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 24.18% (for the quarter ended 6/2003) and the lowest return was -23.56% (for the quarter ended 9/2002).


--------------------------------------------------------------------------------

        -6.5%      -10.0%     -17.8%     44.9%      21.5%      10.5%
         2000       2001       2002       2003       2004       2005

--------------------------------------------------------------------------------


                                                           One     Five     Life of    Date First
                                                           Year    Years   Portfolio   Available
 International Value Trust
   Series I                                               10.54%   7.56%     5.16%     05/01/1999
   Series II(C)                                           10.31%   7.43%     5.06%     01/28/2002
   Series NAV(B)                                          10.41%   7.53%     5.14%     02/28/2005
 MSCI EAFE Index(A)                                       14.02%   4.94%     4.25%

(A)The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of month end.

(B)NAV shares were first offered February 28, 2005. Performance prior to February 28, 2005 is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses performance would be higher.

(C)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

SUBADVISER AND PORTFOLIO MANAGERS

     Templeton, located at 500 East Broward Blvd., Suite 2100, Ft. Lauderdale, FL 33394, has been in the business of providing investment advisory services since 1954. Templeton Investment Counsel, LLC is an indirect wholly owned subsidiary of Franklin Resources, Inc.

     The Portfolio Managers are:

The portfolio's lead portfolio manager

      -- Tucker Scott (since May, 1999). Mr. Scott joined Templeton in 1996 and is currently Executive Vice President. Prior to joining Franklin Templeton, Mr. Scott worked at Aeltus Investment Management. He is a Chartered Financial Analyst (CFA) Charter holder.

The following individual has secondary portfolio management responsibilities:

      -- Cindy L. Sweeting (since 2003). Ms. Sweeting joined Templeton in 1997 and is currently an Executive Vice President and Director of Research. She is a Chartered Financial Analyst (CFA) Charter holder.

      -- Antonio T. Docal (since 2003). Mr. Docal joined Templeton in 2001 and is currently a Senior Vice President. He is a Chartered Financial Analyst (CFA) Charter holder.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

OVERSEAS EQUITY TRUST

SUBADVISER:  Capital Guardian Trust Company ("CGTC")

INVESTMENT OBJECTIVE:  To seek long-term capital appreciation.

INVESTMENT STRATEGIES: The portfolio invests, under normal market conditions, at least 80% of its assets in equity securities of companies outside the U.S. in a diversified mix of large established and medium-sized foreign companies located primarily in developed countries and, to a lesser extent, in emerging markets.

     The subadviser selects stocks using proprietary fundamental research to identify companies that are believed to be:

      --   Undervalued (i.e., with current stock prices below long-term value);
           and

      -- Asset rich with strong balance sheets and able to generate internal cash flows to meet capital needs.

     The subadviser employs a research intensive approach using extensive field research and direct company contact to determine the fundamental value of a company. A company's future prospects are determined from analyzing its management, financial strength, products, markets, competitors, and future earnings and dividends.

     The portfolio is subadvised using a multiple portfolio manager system in which the portfolio is divided into segments that are each managed by individual portfolio managers and/or research analysts. The portfolio is normally broadly diversified since its exposures reflect the aggregate decisions of the multiple portfolio managers and research analysts.

     The portfolio's country and regional exposures are primarily a result of stock selection and, therefore, may vary significantly from the benchmark.

     The portfolio invests in at least three different countries other than the U.S.

     The portfolio will invest no more that 15% of its assets in emerging market stocks.

     Except as otherwise stated under "Investment Objectives and Strategies -- Temporary Defensive Investing" on page 1, the portfolio normally has 10% or less (usually lower) of its assets in cash and cash equivalents.

     The portfolio may invest in initial public offerings (IPOs). The subadviser may use derivatives, such as futures and forwards, to implement foreign currency management strategies. Currency management strategies are primarily use for hedging purposes and to protect against anticipated changes in foreign currency exchange rates.

     The portfolio may purchase other types of securities that are not primary investment vehicles, for example: American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), European Depositary Receipts (EDRs), certain Exchange Traded Funds (ETFs), and certain derivatives (investments whose value is based on indices or other securities).

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

Principal Risks of Investing in this Portfolio

     The principal risks of investing in the portfolio, which could adversely affect its net asset value and performance, include:

         --  Equity Securities Risk                       --  Derivatives Risk
         --  Foreign Securities Risk                      --  Issuer Risk
         --  IPOs (initial Public Offerings) Risk         --  Active Management Risk
         --  High Portfolio Turnover Risk

     These and other risks are described under "Risks of Investing in Certain Types of Securities" following the fund descriptions. The risks of investing in derivatives are described in the Prospectus under "Hedging and Other Strategic Transactions."

     In addition, market timers may target portfolios with significant investments in foreign securities traded on markets that close before the portfolio determines its net asset value. The portfolio may invest significant amounts in such securities. While the Trust will seek to identify and prevent such trading no assurance can be given that the Trust will be successful in doing so.

Performance(A, B, C, D)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series NAV shares. During the period shown in the bar chart, the highest quarterly return was 24.44% (for the quarter ended 12/1999) and the lowest return was -22.07% (for the quarter ended 9/2002).


--------------------------------------------------------------------------------

         1.9%      15.9%      34.0%      -16.4%     -20.9%     -18.2%     32.4%      11.0%      18.3%
         1997       1998       1999       2000       2001       2002       2003       2004       2005

--------------------------------------------------------------------------------


                                                           One     Five     Life of    Date First
                                                           Year    Years   Portfolio   Available
 Overseas Equity Trust
   Series NAV(A)                                          18.31%   2.37%     4.91%     04/30/1996
   Series I(C)                                            18.87%   2.46%     4.96%     04/29/2005
   Series II(C)                                           18.32%   2.37%     4.91%     04/29/2005
 MSCI EAFE Index(B)                                       14.02%   4.94%     5.76%

(A)The Series NAV shares of the Overseas Equity Trust were first issued on April 29, 2005 in connection with the Trust's acquisition on that date of all the assets of the Overseas Equity B Fund of John Hancock Variable Series Trust I ("JHVST") in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Overseas Equity B Fund, the Trust's predecessor. These shares were first issued April 30, 1996.

(B)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since the information for this index is only provided as of a month end.

(C)The Series I, and Series II shares of the Overseas Equity Trust were first offered on April 29, 2005. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Overseas Equity B Fund, the Trust's predecessor. The performance of this class of shares would have been lower if it reflected the higher expenses of the Series I, and Series II shares.

(D)Current subadviser assignment became effective May 1, 2004.

SUBADVISERS AND PORTFOLIO MANAGERS

     CGTC is located at 333 South Hope Street, Los Angeles, California 90071. CGTC is a wholly-owned subsidiary of Capital Group International, Inc. which itself is a wholly-owned subsidiary of The Capital Group Companies, Inc. CGTC has been providing investment management services since 1968.

     CGTC uses a multiple portfolio manager system in managing the fund's assets. Under this approach, the portfolio of a fund is divided into segments managed by individual managers. Each manager's role is to decide how their respective segment will be invested by selecting securities within the limits provided by the fund's objectives and policies. Subject to those objectives and policies, portfolio managers are generally not limited to where they may invest geographically except for Seung Kwak and John Mant, whose geographical coverage is primarily limited to Japan and Europe, respectively. CGTC's investment committee oversees this process. In addition, CGTC's investment analysts also may make investment decisions with respect to a portion of a fund's portfolio. Certain portfolio managers may also have investment analyst responsibilities with respect to specific research coverage.

-----------------------------------------------------------------------------------------------
                                LENGTH OF SERVICE WITH CAPITAL
      PORTFOLIO MANAGER             GUARDIAN TRUST COMPANY            BUSINESS EXPERIENCE
  TITLE, COMPANY AFFILIATION       ("CGTC") OR AN AFFILIATE         DURING THE PAST 5 YEARS
-----------------------------------------------------------------------------------------------
DAVID I. FISHER                 36 years                         Portfolio Manager selecting
Chairman of the Board                                            equity securities
-----------------------------------------------------------------------------------------------
ARTHUR J. GROMADZKI             19 years                         Portfolio Manager selecting
Director and Senior Vice                                         equity securities
President of Capital
International Research, Inc,
an affiliate of CGTC
-----------------------------------------------------------------------------------------------
RICHARD N. HAVAS                19 years                         Portfolio Manager selecting
Senior Vice President of                                         equity securities
Capital International
Research, Inc, an affiliate of
CGTC
-----------------------------------------------------------------------------------------------
SEUNG KWAK                      3 years, 17 years with Zurich    Portfolio Manager selecting
Senior Vice President for       Scudder Investments              equity securities
Capital International K.K., an
affiliate of CGTC
-----------------------------------------------------------------------------------------------
NANCY J. KYLE                   15 years                         Portfolio Manager selecting
Vice Chairman, CGTC                                              equity securities
-----------------------------------------------------------------------------------------------
JOHN M.N. MANT                  15 years                         Portfolio Manager selecting
Executive Vice President of                                      equity securities
Capital International
Research, Inc, an affiliate of
CGTC
-----------------------------------------------------------------------------------------------
CHRISTOPHER A. REED             12 years                         Portfolio Manager selecting
Vice President of Capital                                        equity securities
International Research, Inc,
an affiliate of CGTC
-----------------------------------------------------------------------------------------------
LIONEL M. SAUVAGE               18 years                         Portfolio Manager for equity
Director and Senior Vice                                         securities
President, CGTC
-----------------------------------------------------------------------------------------------
NILLY SIKORSKY                  43 years                         Portfolio Manager selecting
Chairman of Capital                                              equity securities
International S.A., an
affiliate of CGTC
-----------------------------------------------------------------------------------------------
RUDOLF M. STAEHELIN             24 years                         Portfolio Manager for equity
Senior Vice President of                                         securities
Capital International
Research, Inc., an affiliate
of CGTC
-----------------------------------------------------------------------------------------------

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

PACIFIC RIM TRUST
(formerly, Pacific Rim Emerging Markets Trust)

SUBADVISER: MFC Global Investment Management (U.S.A.) Limited ("MFC Global (U.S.A.)")

INVESTMENT OBJECTIVE:  To achieve long-term growth of capital.

INVESTMENT STRATEGIES: The portfolio invests primarily in common stocks and equity-related securities of companies in countries located in the Pacific Rim region. Current income from dividends and interest will not be an important consideration in the selection of portfolio securities.

     The countries of the Pacific Rim region are:

 --  Australia

 --  China

 --  India

 --  Indonesia

 --  Hong Kong

 --  Japan

 --  Malaysia

 --  New Zealand

 --  Pakistan

 --  Philippines

 --  Singapore

 --  South Korea

 --  Taiwan

 --  Thailand

     The Pacific Rim Trust, under normal conditions, invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and equity-related securities of established, larger-capitalization non-U.S. companies located in the Pacific Rim region that have attractive long-term prospects for growth of capital. Equity-related securities in which the portfolio may invest include: (i) preferred stocks, (ii) warrants and (iii) securities convertible into or exchangeable for common stocks. The Portfolio may also invest up to 20% of its assets in countries outside the Pacific Rim region.

     MFC Global (U.S.A.)'s decision to invest in a particular country or particular region will be based upon its evaluation of political, economic and market trends in the country or region and throughout the world. MFC Global (U.S.A.) will shift investments among countries and the world's capital markets in accordance with its ongoing analyses of trends and developments affecting such markets and securities.

Temporary Defensive Investing

     To meet redemption requests or pending investment of its assets or during unusual market conditions, the Pacific Rim Trust may invest all or a portion of its assets in non-convertible, fixed income securities and cash and cash equivalents. These investments may be denominated in either U.S. or non-U.S. dollars. These securities may include debt of corporations, foreign governments and supranational organizations. To the extent the portfolio is in a defensive position, the ability to achieve its investment objective will be limited.

Use of Hedging and Other Strategic Transactions

     The Pacific Rim Trust may also purchase and sell the following equity-related financial instruments:

      --   exchange-listed call and put options on equity indices,

      --   over-the-counter ("OTC") and exchange-listed equity index futures,

      -- OTC and exchange-listed call and put options on currencies in the portfolio, and

      -- OTC foreign currency futures contracts on currencies in the portfolio.

     A call option gives the holder the right to buy shares of the underlying security at a fixed price before a specified date in the future. A put option gives the holder the right to sell a specified number of shares of the underlying security at a particular price within a specified time period. See "Hedging and Other Strategic Transactions" for further information on these investment strategies.

Principal Risks of Investing in this Portfolio

     The principal risks of investing in the portfolio, which could adversely affect its net asset value and performance, include:

         --  Equity Securities Risk                       --  Derivatives Risk
         --  Foreign Securities Risk                      --  Issuer Risk
          (including Emerging Markets Risk)               --  Active Management Risk

     These and other risks are described under "Risks of Investing in Certain Types of Securities" following the fund descriptions. The risks of investing in derivatives are described in the Prospectus under "Hedging and Other Strategic Transactions."

     In addition, since the portfolio concentrates its investments in the Pacific Rim region, the portfolio will be affected by economic and political events in this area.

     Market timers may target portfolios with significant investments in foreign securities traded on markets that close before the portfolio determines its net asset value. The portfolio may invest significant amounts in such securities. While the Trust will seek to identify and prevent such trading no assurance can be given that the Trust will be successful in doing so.

Performance(A, B, C, D)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 24.41% (for the quarter ended 12/1998) and the lowest return was -26.12% (for the quarter ended 12/1997).


--------------------------------------------------------------------------------

         9.8%      -34.1%     -4.6%      62.9%      -24.4%     -18.6%     -12.5%     40.4%      17.2%      25.8%
         1996       1997       1998       1999       2000       2001       2002       2003       2004       2005

--------------------------------------------------------------------------------


                                                           One     Five     Ten     Date First
                                                           Year    Years   Years    Available
 Pacific Rim Trust
   Series I                                               25.75%   8.06%    2.27%   10/04/1994
   Series II(B)                                           25.42%   7.95%    2.22%   01/28/2002
   Series III(C)                                          24.91%   7.86%    2.18%   09/05/2003
   Series NAV(A)                                          25.78%   8.06%    2.27%   04/29/2005
 MSCI AC Pacific Index                                    20.72%   6.47%   -0.10%

(A)NAV shares were first offered April 29, 2005. Performance prior to April 29, 2005 is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses performance would be higher.

(B)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

(C)Series III shares were first offered September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series III shares. Had the performance for periods prior to September 5, 2005 reflected Series III expenses, performance would be lower.

(D)On December 31, 1996, Manulife Series Fund, Inc. merged with the Trust. Performance presented for this portfolio is based upon the performance of the respective predecessor Manulife Series Fund, Inc. portfolio for periods prior to December 31, 1996.

SUBADVISER AND PORTFOLIO MANAGERS

     MFC Global (U.S.A.) manages the Pacific Rim Trust. MFC Global (U.S.A.) is a corporation subject to the laws of Canada. Its principal business at the present time is to provide investment management services to the portfolios of the Trust for which it is the subadviser. MFC Global (U.S.A.) is an indirect wholly-owned subsidiary of Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, including Elliott & Page Limited and Manulife Fund Direct (Hong
Kong) Limited, collectively known as Manulife Financial. The address of MFC Global (U.S.A.) is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

     The portfolio managers are:

      -- Seton Lor (since June, 2000). Mr. Lor joined MFC Global (U.S.A.) in 2000. He is Executive Director and Senior Portfolio Manager, Asian Equities, Manulife Funds Direct (Hong Kong) Limited. Prior to joining MFC Global (U.S.A.), he was Director of Balanced Investments at AXA Investment Managers in Hong Kong where he served from 1996 to 2000.

      -- Pauline Dan (since 2005). Ms. Dan is a portfolio manager for MFC Global (U.S.A.) and is responsible for Greater China and Hong Kong equity portfolios. She joined an affiliate of MFC Global (U.S.A.) in 2004. Prior to joining MFC Global, she was Director, Balanced Investments at AXA Investment Managers Hong Kong Limited (formerly Barclays Global Investors Hong Kong Limited).

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

                               FIXED INCOME FUNDS

ACTIVE BOND TRUST

SUBADVISER:  Declaration Management & Research LLC ("Declaration")
             Sovereign Asset Management LLC ("Sovereign")

INVESTMENT OBJECTIVE:  To seek income and capital appreciation

INVESTMENT STRATEGIES: The portfolio normally invests at least 80% of its assets in a diversified mix of debt securities and instruments.

     The portfolio, an intermediate term bond portfolio, normally invests at least 80% of its assets in a diversified mix of debt securities and instruments including but not limited to:

      --   U.S. Treasury and agency securities;

      -- Asset-backed securities and mortgage-backed securities including mortgage pass-through securities, commercial mortgage-backed securities ("CMBS") and collateralized mortgage obligations ("CMOs");

      --   Corporate bonds, both U.S. and foreign; and

      --   Foreign government and agency securities.

     The portfolio employs a multi-manager approach with two subadvisers, each of which employs its own investment approach and independently manages its portion of the portfolio. The portfolio will be rebalanced quarterly so that each subadviser manages the following portion of the portfolio:

        65%* Declaration

        35%* Sovereign

     * Percentages are approximate. Since the portfolio is only rebalanced quarterly, the actual portion of the portfolio managed by each subadviser will vary during each calendar quarter.

     This allocation methodology may change in the future.

DECLARATION

     The subadviser uses a combination of proprietary research and quantitative tools and seeks to identify bonds and bond sectors that are attractively priced based upon market fundamentals and technical factors. The subadviser opportunistically emphasizes bonds with yields in excess of U.S. Treasury securities.

     This portion of the portfolio normally has no more than 10% of its assets in high yield bonds and normally invests in foreign securities only if U.S. dollar denominated. This portion of the portfolio normally has an average credit rating of "A" or "AA."

     Except as otherwise stated under "Investment Objectives and Strategies -- Temporary Defensive Investing" on page 1, this portion of the portfolio normally has 10% or less (usually lower) of its assets in cash and cash equivalents.

SOVEREIGN

     The subadviser uses proprietary research to identify specific bond sectors, industries and bonds that are attractively priced. The subadviser tries to anticipate shifts in the business cycle, using economic and industry analysis to determine which sectors and industries might benefit over the next 12 months.

     This portion of the portfolio normally has no more than 25% of its assets in high yield bonds and may invest in both U.S. dollar denominated and non-U.S. dollar denominated foreign securities. This portion of the portfolio normally has an average credit rating of "A" or "AA."

     Except as otherwise stated under "Investment Objectives and Strategies -- Temporary Defensive Investing" on page 1 this portion of the portfolio normally has 10% or less (usually lower) of its assets in cash and cash equivalents.

ENTIRE PORTFOLIO

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

     The portfolio may have significant exposure to derivatives (investments whose value is based on indices or other securities), such as forwards, futures, options and swaps. Each subadviser actively uses derivatives to manage the average maturity and interest rate sensitivity for their portion of the portfolio. Currency management strategies are primarily used for hedging purposes and to protect against changes in foreign currency exchange rates. The portfolio's turnover rate will generally exceed 100%.

Principal Risks of Investing in this Portfolio

     The principal risks of investing in the portfolio, which could adversely affect its net asset value and performance, include:

         --  Fixed Income Securities Risk                 --  Derivatives Risk
         --  Lower Rated Fixed Income Securities Risk     --  Issuer Risk
         --  Foreign Securities Risk                      --  Active Management Risk
         --  Mortgage-Backed Securities Risk              --  High Portfolio Turnover Risk

     These and other risks are described under "Risks of Investing in Certain Types of Securities" following the fund descriptions. The risks of investing in derivatives are described in the Prospectus under "Hedging and Other Strategic Transactions."

     In addition, the portfolio's turnover rate (i.e., the rate of buying and selling securities) will generally exceed 100%. Any turnover rate in excess of 100% is considered relatively high. In general, the higher the turnover rate, the greater the impact that brokerage commissions and other transaction costs will have on the portfolio's performance.

Performance(A, B, C)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series NAV shares. During the period shown in the bar chart, the highest quarterly return was 3.84% (for the quarter ended 7/1997) and the lowest return was -2.47% (for the quarter ended 6/2004).


--------------------------------------------------------------------------------

         4.1%      10.1%       8.2%      -0.9%      10.5%       7.5%       7.3%       6.5%       4.8%       2.5%
         1996       1997       1998       1999       2000       2001       2002       2003       2004       2005

--------------------------------------------------------------------------------


                                                           One    Five       Ten      Date First
                                                          Year    Years     Years     Available
 Active Bond Trust
   Series NAV(A)                                          2.54%   5.69%     6.00%     03/29/1986
   Series I(B)                                            2.54%   5.69%     6.00%     04/29/2005
   Series II(B)                                           2.44%   5.67%     5.99%     04/29/2005
 Lehman Brothers Aggregate Bond Index                     2.43%   5.87%     6.16%

(A)The Series NAV shares of the Active Bond Trust were first issued on April 29, 2005 in connection with the Trust's acquisition on that date of all the assets of the Active Bond Fund of John Hancock Variable Series Trust I ("JHVST") in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Active Bond Fund, the Trust's predecessor. These shares were first issued on March 29, 1986.

(B)The Series I and Series II shares of the Active Bond Trust were first offered on April 29, 2005. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Active Bond Fund, the Trust's predecessor. The performance of this class of shares would have been lower if it reflected the higher expenses of the Series I and Series II shares.

(C)Current subadvisers have managed the portfolio since April 29, 2005. The current subadvisers have managed a portion of the portfolio since its inception.

SUBADVISERS AND PORTFOLIO MANAGERS

DECLARATION

     Declaration Management & Research LLC ("Declaration") is a Delaware limited liability company located at 1650 Tysons Boulevard, Suite 1100, McLean, VA 22102-4858. Declaration is an indirect wholly owned subsidiary of John Hancock Life Insurance Company ("JHLICO"). Independence Holdings and JHLICO are located at 200 Clarendon Street, Boston, MA 02117. JHLICO is an indirect wholly owned subsidiary of Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

     The portfolio is managed by an investment team overseen by:

      -- James E. Shallcross (since 2005). Mr. Shallcross joined Declaration in 1991 and is a Senior Vice President.

      -- Peter Farley (since 2005). Mr. Farley joined Declaration in 1996 and is a Vice President.

SOVEREIGN ASSET MANAGEMENT LLC

     Sovereign Asset Management LLC ("Sovereign"), a Delaware limited liability company located at 101 Huntington Avenue, Boston, Massachusetts, was founded in 1979 and is a wholly owned subsidiary of John Hancock Financial Services, Inc. ("JHFS"). JHFS is a subsidiary of Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

     The portfolio is managed by:

      -- Howard C. Greene, CFA (since 2005). Mr. Greene joined Sovereign in December, 2005 and is a Senior Vice President. Prior to joining Sovereign, Mr. Greene managed the portfolio as an employee of John Hancock Advisers, LLC ("John Hancock"). He joined John Hancock in 2002, where he was a Senior Vice President. Prior to 2002, he was Vice President of Sun Life Financial Services Company of Canada.

      -- Benjamin A. Matthews (since 2005). Mr. Matthews joined Sovereign in December, 2005 and is a Vice President. Prior to joining Sovereign, Mr. Matthews managed the portfolio as an employee of John Hancock. He joined John Hancock in 1995, where he was a Vice President.

      -- Barry H. Evans, CFA (since 2005). Mr. Evans joined Sovereign in 2005, and is a Senior Vice President. Mr. Evans is Sovereign's Chief Fixed Income Officer and a member of the Senior Investment Policy Committee. Prior to joining Sovereign, Mr. Evans managed the portfolio as an employee of John Hancock. He joined John Hancock in 1986.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

AMERICAN BOND TRUST

(See "AMERICAN FUNDS")

CORE BOND TRUST

SUBADVISER:  Wells Capital Management, Incorporated ("Wells Capital")

INVESTMENT OBJECTIVE:  To seek total return consisting of income and capital appreciation.

INVESTMENT STRATEGIES: The portfolio invests, under normal market conditions, in a broad range of investment-grade debt securities, including U.S. Government obligations, corporate bonds, mortgage- and other asset-backed securities and money market instruments. The subadviser invests in debt securities that the subadviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. From time to time, the portfolio may also invest in unrated bonds that the subadviser believes are comparable to investment-grade debt securities. Under normal circumstances, the subadviser expects to maintain an overall effective duration range between 4 and 5 1/2 years.

Permitted Investments

     Under normal circumstances, the subadviser invests:

      --   At least 80% of the portfolio's assets in bonds;

      --   At least 80% of the total assets in investment-grade debt securities;

      -- Up to 25% of total assets in asset-backed securities, other than mortgage-backed securities;

      -- Up to 20% of total assets in dollar-denominated obligations of foreign issuers; and

      --   Up to 10% of total assets in stripped mortgage-backed securities.

     As part of a mortgage-backed securities investment strategy, the portfolio may enter into dollar rolls. The portfolio may also enter into reverse repurchase agreements to enhance return. These strategies are further described under "Additional Investment Policies."

     For information on temporary defensive investing see "Investment Objectives and Strategies -- Temporary Defensive Investing" on page 1.

     The portfolio's investment process may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

Principal Risks of Investing in this Portfolio

     The principal risks of investing in the portfolio, which could adversely affect its net asset value and performance, include:

         --  Fixed Income Securities Risk                 --  Derivatives Risk
         --  Lower Rated Fixed Income Securities Risk     --  Issuer Risk
         --  Foreign Securities Risk                      --  Active Management Risk
         --  Mortgage-Backed Securities Risk              --  High Portfolio Turnover Risk

     These and other risks are described under "Risks of Investing in Certain Types of Securities" following the fund descriptions. The risks of investing in derivatives are described in the Prospectus under "Hedging and Other Strategic Transactions."

     In addition, the portfolio may invest in stripped mortgage-backed securities which have greater interest rate risk than mortgage-backed securities with like maturities, and the portfolio's investment process may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses.

Performance

     Performance information is not provided since the portfolio commenced operation in May 2005.

SUBADVISER AND PORTFOLIO MANAGERS

     Wells Capital, located at 525 Market St., San Francisco, California, is a wholly-owned subsidiary of Wells Fargo Bank, N.A., which in turn is wholly owned by Wells Fargo & Company. Wells Capital Management was created to succeed the mutual fund advisory responsibilities of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States.

     The portfolio managers are:

      -- William Stevens (since 2005). Mr. Stevens joined Wells Capital in 2003 and serves as senior portfolio manager and co-head of the Montgomery Fixed Income team. Prior to joining Wells Capital, Mr. Stevens founded the Fixed Income team of Montgomery Asset Management in 1992. Mr. Stevens also served as Montgomery's President and Chief Investment Officer, and senior portfolio manager and co-head of the Fixed Income team.

      -- Marie Chandoha (since 2005). Ms. Chandoha joined Wells Capital in 2003 and serves as senior portfolio manager and co-head of the Montgomery Fixed Income team. Prior to joining Wells Capital, Ms. Chandoha was senior portfolio manager and co-head of the Fixed Income team at Montgomery Asset Management. She joined the firm in 1999.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

GLOBAL BOND TRUST

SUBADVISER:  Pacific Investment Management Company LLC ("PIMCO")

INVESTMENT OBJECTIVE:  To seek to realize maximum total return, consistent with preservation of capital and prudent investment management.

INVESTMENT STRATEGIES: PIMCO seeks to achieve this investment objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in fixed income securities. These fixed income securities include fixed income securities denominated in major foreign currencies and in U.S. dollars. The portfolio may also invest in baskets of foreign currencies (such as the euro), direct currency and the U.S. dollar.

     These securities may be represented by futures contracts (including related options) with respect to such securities, and options on such securities, when PIMCO deems it appropriate to do so. Depending on PIMCO's current opinion as to the proper allocation of assets among domestic and foreign issuers, investments in the securities of issuers located outside the United States will normally vary between 25% and 75% of the portfolio's assets. The portfolio may invest up to 10% of its assets in fixed income securities that are rated below investment grade but rated "B" or higher by Moody's or Standard & Poor's (or, if unrated, determined by PIMCO to be of comparable quality). The average portfolio duration of the Global Bond Trust will normally vary within a three to seven year time frame. (Duration is a measure of the expected life of a fixed income security on a present value basis.)

     In selecting securities for the portfolio, PIMCO utilizes economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other security selection techniques. The proportion of the Global Bond Trust's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on PIMCO's outlook for the U.S. and foreign economies, the financial markets, and other factors.

     The types of fixed income securities in which the Global Bond Trust may invest include the following securities which unless otherwise noted may be issued by domestic or foreign issuers and may be denominated in U.S. dollars or foreign currencies:

      -- securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

      -- corporate debt securities, including convertible securities and corporate commercial paper;

      --   mortgage-backed and other asset-backed securities;

      --   inflation-indexed bonds issued by both governments and corporations;

      --   structured notes, including hybrid or "indexed" securities,

      --   event-linked bonds;

      --   loan participations;

      --   delayed funding loan and revolving credit facilities;

      -- bank certificates of deposit, fixed time deposits and bankers' acceptances;

      -- debt securities issued by states or local governments and their agencies, authorities and other instrumentalities;

      --   repurchase agreements and reverse repurchase agreements;

      -- obligations of foreign governments or their subdivisions, agencies and instrumentalities; and

      --   obligations of international agencies or supranational entities.

     Fixed-income securities may have fixed, variable, or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to change in relative values of currencies.

     The portfolio may also invest in baskets of foreign currencies (such as euro), direct currency, and, and the U.S. dollar.

     For information on temporary defensive investing see "Investment Objectives and Strategies -- Temporary Defensive Investing" on page 1.

Use of Hedging and Other Strategic Transactions

     The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios'
Investments -- Hedging and Other Strategic Transactions" including:

      -- purchase and sell options on domestic and foreign securities, securities indexes and currencies,

      --   purchase and sell futures and options on futures,

      --   purchase and sell currency or securities on a forward basis,

      -- enter into interest rate, index, equity, credit default swaps and currency and credit default swap agreements.

     The Global Bond Trust may use the above-mentioned strategies to obtain market exposure to the securities in which the portfolio primarily invests and to hedge currency risk. See "Hedging and Other Strategic Transactions" for further information on these investment strategies.

     The portfolio may make short sales of a security including short sales "against the box."

Principal Risks of Investing in this Portfolio

     The principal risks of investing in the portfolio, which could adversely affect its net asset value and performance, include:

         --  Fixed Income Securities Risk                 --  Derivatives Risk
         --  Lower Rates Fixed Income Securities Risk     --  Issuer Risk
         --  Foreign Securities Risk                      --  Active Management Risk
         --  High Portfolio Turnover Risk                   Non-Diversified Portfolios Risk

     These and other risks are described under "Risks of Investing in Certain Types of Securities" following the fund descriptions. The risks of investing in derivatives are described in the Prospectus under "Hedging and Other Strategic Transactions."

Performance(A, B, C, D)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 10.64% (for the quarter ended 6/2002) and the lowest return was -4.81% (for the quarter ended 3/1999).


--------------------------------------------------------------------------------

        13.0%       2.9%       7.6%      -6.7%       1.7%       0.5%      20.1%      15.4%      10.4%      -6.7%
         1996       1997       1998       1999       2000       2001       2002       2003       2004       2005

--------------------------------------------------------------------------------


                                                           One     Five     Ten    Date First
                                                           Year    Years   Years   Available
 Global Bond Trust
   Series I                                               -6.66%   7.50%   5.48%   03/18/1988
   Series II(C)                                           -6.77%   7.38%   5.43%   01/28/2002
   Series III(D)                                          -6.93%   7.37%   5.42%   09/05/2003
   Series NAV(B)                                          -6.56%   7.52%   5.50%   02/28/2005
 JP Morgan Global-Unhedged Index                          -6.17%   6.98%   5.21%

(A)Effective May 1, 1999, the portfolio changed its subadviser and its investment objective. Performance reflects results prior to these changes.

(B)NAV shares were first offered February 28, 2005. Performance prior to February 28, 2005 is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses performance would be higher.

(C)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

(D)Series III shares were first offered September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series III shares. Had the performance for periods prior to September 5, 2005 reflected Series III expenses, performance would be lower.

SUBADVISER AND PORTFOLIO MANAGERS

     PIMCO, located at 840 Newport Center Drive, Newport Beach, California 92660 serves as sub-advisor to the Trust portfolios listed above. PIMCO is an investment counseling firm founded in 1971. PIMCO, a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P., ("AGI LP"). Allianz Aktiengesellschaft ("Allianz AG") is the indirect majority owner of AGI LP. Allianz AG is a European-based, multinational insurance and financial services holding company.

     The Portfolio Manager is:

      -- Sudi Mariappa, managing director, portfolio manager, and head of global portfolio management, with responsibility for overseeing PIMCO's global portfolio management efforts. Prior to joining PIMCO, he served as managing director for Merrill Lynch in Tokyo as manager of JGB and Swap Derivative Trading. Mr. Mariappa's prior experience included positions at Sumitomo Finance International PLC, Long Term Capital Management, and Salomon Brothers in San Francisco and Tokyo, where he was Director of Fixed Income Arbitrage. He holds both a bachelor's degree in chemical engineering and an MBA from Cornell University.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

HIGH INCOME TRUST

SUBADVISER:  Sovereign Asset Management, LLC ("Sovereign")

INVESTMENT OBJECTIVE:  To seek high current income and as a secondary objective, capital appreciation.

INVESTMENT STRATEGIES: In pursuing these objectives, the portfolio normally invests at least 80% of its assets in U.S. and foreign fixed-income securities rated BB/Ba or lower and their unrated equivalents. These may include, but are not limited to, domestic and foreign corporate bonds, debentures and notes, convertible securities, preferred stocks, and domestic and foreign government obligations. No more than 10% of the portfolio's total assets may be invested in securities that are rated in default by S&P or by Moody's. There is no limit on the portfolio's average maturity.

     In managing the fund's portfolio, the subadviser concentrates on industry allocation and securities selection: deciding which types of industries to emphasize at a given time, and then which individual securities to buy. The subadviser uses top-down analysis to determine which industries may benefit from current and future changes in the economy.

     In choosing individual securities, the subadviser uses bottom-up research to find securities that appear comparatively under-valued. The subadviser looks at the financial condition of the issuers as well as the collateralization and other features of the securities themselves. The portfolio typically invests in a broad range of industries.

     The portfolio may use certain higher-risk investments, including derivatives (investments whose value is based on indexes, securities or currencies) and restricted or illiquid securities. In addition, the portfolio may invest up to 20% of its assets in U.S. and foreign common stocks of companies of any size.

     The portfolio may trade securities actively, which could increase its transaction costs (thus lowering performance).

     For information on temporary defensive investing see "Investment Objectives and Strategies -- Temporary Defensive Investing" on page 1.

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

Principal Risks of Investing in this Portfolio

     The principal risks of investing in the portfolio, which could adversely affect its net asset value and performance, include:

         --  Fixed Income Securities Risk                 --  Derivatives Risk
         --  Lower Rated Fixed Income Securities Risk     --  Issuer Risk
         --  Foreign Securities Risk                      --  Active Management Risk
         --  Equity Securities Risk

     These and other risks are described under "Risks of Investing in Certain Types of Securities" following the fund descriptions. The risks of investing in derivatives are described in the Prospectus under "Hedging and Other Strategic Transactions."

     In addition, market timers may target portfolios with significant investments in high yield securities that are infrequently traded. The portfolio may invest significant amounts in such securities. While the Trust will seek to identify and prevent such trading no assurance can be given that the Trust will be successful in doing so.

Performance

     Performance is not provided since the portfolio commenced operations in May, 2006.

SUBADVISER AND PORTFOLIO MANAGERS

     Sovereign, a Delaware limited liability company located at 101 Huntington Avenue, Boston, Massachusetts, was founded in 1979 and is a wholly owned subsidiary of John Hancock Financial Services, Inc. ("JHFS"). JHFS is a subsidiary of Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

     The portfolio manager is:

      -- Arthur N. Calavritinos, CFA (since May, 2006). Mr. Calavritinos joined Sovereign in 2006. Prior to joining Sovereign he was employed by an affiliate of Sovereign, John Hancock Advisers, LLC (since
           1988).

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

HIGH YIELD TRUST

SUBADVISER:  Western Asset Management Company ("Western Asset")

INVESTMENT OBJECTIVE:  To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk.

INVESTMENT STRATEGIES: The portfolio invests, under normal market conditions, at least 80% of it's net assets (plus any borrowings for investment purposes) in high yield securities, including corporate bonds, preferred stocks, U.S. Government securities, mortgage-backed securities, loan assignments or participations and convertible securities which have the following ratings (or, if unrated, are considered by Western Asset to be of equivalent quality):

                                          CORPORATE BONDS, PREFERRED STOCKS AND CONVERTIBLE SECURITIES
                                              RATING AGENCY
                                  ----------------------------------------------------------------------------
                                                 Moody's                             Ba through C
                                            Standard & Poor's                        BB through D

     Securities rated less than "Baa" by Moody's or "BBB" by Standard & Poor's are classified as non-investment grade securities and are commonly referred to as "junk bonds." The Portfolio may also invest in investment grade securities.

     The High Yield Trust may invest in foreign bonds and other fixed income securities denominated in foreign currencies, where, in the opinion of Western Asset, the combination of current yield and currency value offer attractive expected returns. Foreign securities in which the portfolio may invest include emerging market securities. Western Asset may utilize futures, swaps and other derivatives in managing the portfolio.

     The High Yield Trust may invest in fixed-and floating-rate loans, generally in the form of loan participations and assignments of such loans.

     The portfolio normally maintains an average portfolio duration of between 3 and 7 years. However, the portfolio may invest in individual securities of any duration. Duration is an approximate measure of the sensitivity of the market value of the fund's portfolio to changes in interest rates.

     For information on temporary defensive investing see "Investment Objectives and Strategies -- Temporary Defensive Investing" on page 1.

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

Principal Risks of Investing in this Portfolio

     The principal risks of investing in the portfolio, which could adversely affect its net asset value and performance, include:

         --  Fixed Income Securities Risk                 --  Derivatives Risk
         --  Lower Rated Fixed Income Securities Risk     --  Issuer Risk
         --  Foreign Securities Risk                      --  Active Management Risk
         --  Mortgage-Backed Securities Risk

     These and other risks are described under "Risks of Investing in Certain Types of Securities" following the fund descriptions. The risks of investing in derivatives are described in the Prospectus under "Hedging and Other Strategic Transactions."

     Because the portfolio may invest up to 100% of its assets in foreign securities, which are generally riskier investments in U.S. securities, investing in this portfolio is riskier than investing in a portfolio that invests primarily in U.S. high yield fixed income securities.

     In addition, market timers may target portfolios with significant investments in high yield securities that are infrequently traded. The portfolio may invest significant amounts in such securities. While the Trust will seek to identify and prevent such trading no assurance can be given that the Trust will be successful in doing so.

Performance (A, B, C, D, E)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 7.94% (for the quarter ended 6/2003) and the lowest return was -6.52% (for the quarter ended 9/1998).


--------------------------------------------------------------------------------

         2.8%       8.0%      -9.0%      -5.5%      -6.7%      24.2%      11.1%       3.7%
         1998       1999       2000       2001       2002       2003       2004       2005

--------------------------------------------------------------------------------


                                                            One      Five      Life of    Date First
                                                           Year      Years    Portfolio   Available
 High Yield Trust
   Series I                                                 3.70%     4.76%     4.11%     01/01/1997
   Series II(D)                                             3.56%     4.62%     4.03%     01/28/2002
   Series III(E)                                            3.36%     4.65%     4.05%     09/05/2003
   Series NAV(C)                                            3.87%     4.79%     4.13%     02/28/2005
 Citigroup High Yield Index(B)                              2.07%     8.93%     6.25%

(A)Current subadvisor assignment became effective May 1, 2003.

(B)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for this index is only provided as of a month end.

(C)NAV shares were first offered February 28, 2005. Performance prior to February 28, 2005 is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses performance would be higher.

(D)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

(E)Series III shares were first offered September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series III shares. Had the performance for periods prior to September 5, 2005 reflected Series III expenses, performance would be lower.

SUBADVISER AND PORTFOLIO MANAGERS

     Western Asset Management Company ("Western Asset"), established in 1971 and now a wholly owned subsidiary of Legg Mason, Inc., acts as investment adviser to institutional accounts, such as corporate pension plans, mutualfunds and endowment funds. Total assets under management by Western Asset were approximately $187 billion as of December 31, 2005. The address of Western Asset is 385 East Colorado Boulevard, Pasadena, CA 91101.

     Western Asset Management Company Limited ("WAMCL"), a wholly owned subsidiary of Legg Mason, Inc., acts as sub-subadviser to the portfolio and provides certain advisory services to the portfolio with regarding to currency transactions and investments and in non-dollar denominated debt securities. WAMCL is an investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Total assets under management by WAMCL were approximately $61 billion as of December 31, 2005. The address of WAMCL is 10 Exchange Square, Primrose Street, London, England EC2A-2EN.

     A team of investment professionals at Western Asset, led by Chief Investment Officer S. Kenneth Leech, Deputy Chief Investment Officer Stephen A. Walsh and Portfolio Managers Michael C. Buchanan, Timothy J. Settel and Ian R. Edmonds manages the portfolio's assets.

     Messrs. Leech and Walsh have each served as portfolio managers for Western Asset for over 10 years. Prior to joining Western Asset as a portfolio manager and head of the U.S. High Yield team in 2005, Mr. Buchanan was a Managing Director and head of U.S. Credit Products at Credit Suisse Asset Management from 2003 to 2005. Mr. Buchanan served as Executive Vice President and portfolio manager for Janus Capital Management in 2003. Prior to joining Janus Capital Management, Mr. Buchanan was a Managing Director and head of High Yield Trading at Blackrock Financial Management from 1998 to 2003. Mr. Edmonds and Mr. Settel are currently employed as portfolio managers and have been employed as research analysts for Western Asset or an affiliate for the past five years.

     The portfolio is managed by a team of portfolio managers, sector specialists and other investment professionals. Mr. Leech and Mr. Walsh serve as co-team leaders responsible for day-to-day strategic oversight of the portfolio's investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the fund invests. Messrs. Buchanan, Settel and Edmonds are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

INVESTMENT QUALITY BOND TRUST

SUBADVISER:  Wellington Management Company, LLP ("Wellington Management")

INVESTMENT OBJECTIVE:  To provide a high level of current income consistent with the maintenance of principal and liquidity.

INVESTMENT STRATEGIES: Wellington Management seeks to achieve the portfolio's objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in investment grade bonds. The portfolio will tend to focus on corporate bonds and U.S. government bonds with intermediate to longer term maturities.

     Wellington Management's investment decisions derive from a three-pronged analysis, including:

      --   sector analysis,

      --   credit research, and

      --   call protection.

     Sector analysis focuses on the differences in yields among security types, issuers, and industry sectors. Credit research focuses on both quantitative and qualitative criteria established by Wellington Management, such as call protection (payment guarantees), an issuer's industry, operating and financial profiles, business strategy, management quality, and projected financial and business conditions. Individual purchase and sale decisions are made on the basis of relative value and the contribution of a security to the desired characteristics of the overall portfolio. Factors considered include:

      --   relative valuation of available alternatives,

      --   impact on portfolio yield, quality and liquidity, and

      --   impact on portfolio maturity and sector weights.

     Wellington Management attempts to maintain a high, steady and possibly growing income stream.

     At least 80% of the Investment Quality Bond Trust's assets are invested in bonds and debentures, including:

      -- marketable investment grade debt securities of U.S. and foreign issuers (payable in U.S. dollars) rated at the time of purchase "Baa" or higher by Moody's or "BBB" or higher by Standard & Poor's (or, if unrated, of comparable quality as determined by Wellington Management), including privately placed debt securities, asset-backed securities and commercial mortgage-backed securities;

      -- securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities, including mortgage-backed securities (described below under "Other Risks of Investing"); and

      -- cash and cash equivalent securities which are authorized for purchase by the Money Market Trust.

      -- up to 20% of the portfolio's assets in non-U.S. dollar fixed income securities including up to 5% emerging market fixed income securities.

     The balance (no more than 20%) of the Investment Quality Bond Trust's assets may be invested in below investment grade bonds and other securities including privately placed debt securities and commercial mortgage-backed securities:

      -- U.S. and foreign debt securities rated "Ba" or lower by Moody's or "BB" or lower by Standard & Poor's (and unrated securities of comparable quality as determined by Wellington Management),

      --   preferred stocks,

      --   convertible securities (including those issued in the Euromarket),

      --   securities carrying warrants to purchase equity securities, and

      -- non-U.S. dollar fixed income securities subject to the 20% limit set forth above.

     In pursuing its investment objective, the Investment Quality Bond Trust may invest up to 20% of its assets in U.S. and foreign high yield (high risk) corporate and government debt securities (commonly known as "junk bonds"). These instruments are rated "Ba" or below by Moody's or "BB" or below by Standard & Poor's (or, if unrated, are deemed of comparable quality as determined by Wellington Management). The high yield sovereign debt securities in which the portfolio will invest are described above under "Strategic Bond Trust." No minimum rating standard is required for a purchase of high yield securities by the portfolio. While the Investment Quality Bond Trust may only invest up to 20% of its assets in securities rated in these rating categories at the time of investment, it is not required to dispose of bonds that may be downgraded after purchase, even though such downgrade may cause the portfolio to exceed this 20% maximum.

     The portfolio normally maintains an average portfolio duration of between 3 and 7 years. However, the fund may invest in individual securities of any duration. Duration is an approximate measure of the sensitivity of the market value of the fund's portfolio to changes in interest rates.

     The risks of investing in foreign securities are set forth above under "Risks of Investing in Certain Types of Securities." Since the portfolio will, at most, invest 20% of its assets in foreign securities, the risks associated with foreign securities will not affect the portfolio as much as a portfolio that invests more of its assets in foreign securities.

     For information on temporary defensive investing see "Investment Objectives and Strategies -- Temporary Defensive Investing" on page 1.

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

Principal Risks of Investing in this Portfolio

     The principal risks of investing in the portfolio, which could adversely affect its net asset value and performance, include:

         --  Fixed Income Securities Risk                 --  Derivatives Risk
         --  Investment Grade Fixed Income Securities     --  Issuer Risk
          in the Lowest Rating Category Risk              --  Active Management Risk
         --  Lower Rated Fixed Income Securities Risk
         --  Foreign Securities Risk
          (including Emerging Markets Risk)

     These and other risks are described under "Risks of Investing in Certain Types of Securities" following the fund descriptions. The risks of investing in derivatives are described in the Prospectus under "Hedging and Other Strategic Transactions."

     Because the portfolio invests in fixed income securities with intermediate to longer-term maturities, the portfolio will be more sensitive to interest rate changes than a portfolio that invests in fixed income securities with shorter maturities.

Performance(A, B, C, D, E)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 5.03% (for the quarter ended 12/1995) and the lowest return was -3.01% (for the quarter ended 6/2004).


--------------------------------------------------------------------------------

        19.9%       2.6%       9.8%       8.7%      -1.8%       9.4%       7.3%       9.9%       7.3%       4.8%       2.3%
         1995       1996       1997       1998       1999       2000       2001       2002       2003       2004       2005

--------------------------------------------------------------------------------


                                                            One      Five        Ten      Date First
                                                           Year      Years      Years     Available
 Investment Quality Bond Trust
 Series I                                                   2.26%     6.30%     5.97%     06/18/1985
 Series II(D)                                               2.03%     6.18%     5.91%     01/28/2002
 Series III(E)                                              1.75%     6.15%     5.89%     09/05/2003
 Series NAV(C)                                              2.38%     6.33%     5.98%     02/28/2005
 Lehman Brothers Aggregate Bond Index                       2.43%     5.87%     6.16%
 Combined Index(B)                                          2.30%     6.26%     6.20%

(A)Effective April 23, 1991, the portfolio changed its subadviser and investment objective. Performance reflects results prior to these changes.

(B)The Combined Index is comprised of 50% of the return of the Lehman Brothers Government Bond Index and 50% of the return of the Lehman Brothers Credit Bond Index.

(C)NAV shares were first offered February 28, 2005. Performance prior to February 28, 2005 is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses performance would be higher.

(D)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series III expenses, performance would be lower.

(E)Series III shares were first offered September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series III shares. Had the performance for periods prior to September 5, 2005 reflected Series III expenses, performance would be lower.

SUBADVISER AND PORTFOLIO MANAGERS

     Wellington Management, a Massachusetts limited liability partnership, is a professional investment counseling firm with its principal business offices located at 75 State Street, Boston, Massachusetts 02109. Wellington Management and its predecessor organizations have provided investment services to investment companies, employee benefit plans, endowments, foundations and other institutions since 1928. The managing partners of Wellington Management are Laurie A. Gabriel, Perry M. Traquina and John R. Ryan.

     The following people are primarily responsible for management of the Investment Quality Bond Trust:

      -- Thomas L. Pappas, CFA, Senior Vice President and fixed income Portfolio Manager of Wellington Management, has served as Portfolio Manager of the Investment Quality Bond Trust since March, 1994. Mr. Pappas joined Wellington Management as an investment professional in 1987.

      -- Richard T. Crawford, CFA, Vice President of Wellington Management, joined the firm as an investment professional in 1994. Mr. Crawford has been involved in portfolio management and securities analysis (with specific focus on non- investment grade, or high-yield, securities) for the Trust since March, 1997.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

MONEY MARKET TRUST

MONEY MARKET TRUST B

SUBADVISER: MFC Global Investment Management (U.S.A.) Limited ("MFC Global (U.S.A.)")

INVESTMENT OBJECTIVE:  To obtain maximum current income consistent with preservation of principal and liquidity.

INVESTMENT STRATEGIES: The portfolio invests in high quality, U.S. dollar denominated money market instruments.

MFC Global (U.S.A.) may invest the portfolio's assets in high quality, U.S. dollar denominated money market instruments of the following types:

      -- obligations issued or guaranteed as to principal and interest by the U.S. Government, or any agency or authority controlled or supervised by and acting as an instrumentality of the U.S. Government pursuant to authority granted by Congress ("U.S. Government Securities"), or obligations of foreign governments including those issued or guaranteed as to principal or interest by the Government of Canada, the government of any province of Canada, or any Canadian or provincial Crown agency (any foreign obligation acquired by the portfolio must be payable in U.S. dollars);

      -- certificates of deposit, bank notes, time deposits, Eurodollars, Yankee obligations and bankers' acceptances of U.S. banks, foreign branches of U.S. banks, foreign banks and U.S. savings and loan associations which at the date of investment have capital, surplus and undivided profits as of the date of their most recent published financial statements in excess of $100,000,000 (or less than $100,000,000 if the principal amount of such bank obligations is insured by the Federal Deposit Insurance Corporation or the Saving Association Insurance Fund);

      -- commercial paper which at the date of investment is rated (or guaranteed by a company whose commercial paper is rated) within the two highest rating categories by any NRSRO (such as "P-1" or "P-2" by Moody's or "A-1" or "A-2" by Standard & Poor's) or, if not rated, is issued by a company which MFC Global (U.S.A.) acting pursuant to guidelines established by the Trust's Board of Trustees, has determined to be of minimal credit risk and comparable quality;

      -- corporate obligations maturing in 397 days or less which at the date of investment are rated within the two highest rating categories by any NRSRO (such as "Aa" or higher by Moody's or "AA" or higher by Standard & Poor's);

      -- short-term obligations issued by state and local governmental issuers;

      -- securities that have been structured to be eligible money market instruments such as participation interests in special purpose trusts that meet the quality and maturity requirements in whole or in part due to features for credit enhancement or for shortening effective maturity; and

      -- repurchase agreements with respect to any of the foregoing obligations.

     Commercial paper may include variable amount master demand notes, which are obligations that permit investment of fluctuating amounts at varying rates of interest. Such notes are direct lending arrangements between the Money Market Trust (or the Money Market Trust B) and the note issuer. MFC Global (U.S.A.) monitors the creditworthiness of the note issuer and its earning power and cash flow. MFC Global (U.S.A.) will also consider situations in which all holders of such notes would redeem at the same time. Variable amount master demand notes are redeemable on demand.

     All of the Money Market Trust's and the Money Market Trust B's investments will mature in 397 days or less and the portfolio maintains a dollar-weighted average portfolio maturity of 90 days or less. By limiting the maturity of their investments, the Money Market Trust and the Money Market Trust B seek to lessen the changes in the value of its assets caused by fluctuations in short-term interest rates. In addition, the Money Market Trust and the Money Market Trust B invest only in securities which the Trust's Board of Trustees determine to present minimal credit risks and which at the time of purchase are "eligible securities" as defined by Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). The Money Market Trust and the Money Market Trust B also intend to maintain, to the extent practicable, a constant per share net asset value of $10.00. There is no assurance that the portfolio will be able to do so.

     The Money Market Trust and the Money Market Trust B each may invest up to 20% of its assets in any of the U.S. dollar denominated foreign securities described above. Neither the Money Market Trust nor the Money Market Trust B is authorized to enter into mortgage dollar rolls or warrants.

Use of Hedging and Other Strategic Transactions

     Neither the Money Market Trust nor the Money Market Trust B is authorized to use any of the various investment strategies referred to under "Hedging and Other Strategic Transactions."

Principal Risks of Investing in this Portfolio

      -- An investment in the Money Market Trust or Money Market Trust B is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Trust and the Money Market Trust B each seek to preserve the value of a shareholder's investment at $10.00 per share, it is possible to lose money by investing in this portfolio. For example, the portfolio could lose money if a security purchased by the portfolio is downgraded and the portfolio must sell the security at less than the cost of the security.

      -- The portfolio may invest up to 20% of its assets in U.S. dollar denominated foreign securities which increases the risk of investing in the portfolio as described below under "Risks of Investing in Certain Types of Securities." Since the portfolio only invests in U.S. dollar denominated securities, it will not be subject to the exchange rate risks described in this section.

MONEY MARKET TRUST

Performance(A, B)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 1.52% (for the quarter ended 12/2000) and the lowest return was 0.11% (for the quarter ended 3/2004).


--------------------------------------------------------------------------------

         5.1%       5.2%       5.1%       4.6%       5.9%       3.6%       1.2%       0.6%       0.8%       2.7%
         1996       1997       1998       1999       2000       2001       2002       2003       2004       2005

--------------------------------------------------------------------------------


                                                           One    Five     Ten    Date First
                                                          Year    Years   Years   Available
 Money Market Trust
   Series I                                               2.66%   1.76%   3.44%   06/18/1985
   Series II(A)                                           2.46%   1.60%   3.36%   01/28/2002
   Series III(B)                                          2.29%   1.59%   3.36%   09/05/2003
 Citigroup 3mth Treasury Bill Index                       3.00%   2.21%   3.72%

(A) Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

(B)Series III shares were first offered September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series III shares. Had the performance for periods prior to September 5, 2005 reflected Series III expenses, performance would be lower.

MONEY MARKET TRUST B

Performance(A)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series NAV shares. During the period shown in the bar chart, the highest quarterly return was 1.60% (for the quarter ended 9/2000) and the lowest return was 0.20% (for the quarter ended 3/2004).


--------------------------------------------------------------------------------

         5.3%       5.5%       5.4%       5.0%       6.3%       3.9%       1.5%       1.0%       1.1%       2.9%
         1996       1997       1998       1999       2000       2001       2002       2003       2004       2005

--------------------------------------------------------------------------------


                                                           One    Five     Ten    Date First
                                                          Year    Years   Years   Available
 Money Market Trust B
   Series NAV(A)                                          2.93%   2.07%   3.78%   03/29/1986
 Citigroup 3mth Treasury Bill Index                       3.00%   2.21%   3.72%

(A)The Series NAV shares of the Money Market Trust B were first issued on April 29, 2005 in connection with the Trust's acquisition on that date of all the assets of the Money Market Fund of John Hancock Variable Series Trust I ("JHVST") in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Money Market Fund, the Trust's predecessor. These shares were first issued on March 29, 1986.

SUBADVISER AND PORTFOLIO MANAGERS

     MFC Global (U.S.A.) is a corporation subject to the laws of Canada. Its principal business at the present time is to provide investment management services to the portfolios listed above. MFC Global (U.S.A.) is an indirect wholly-owned subsidiary of Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The address of MFC Global (U.S.A.) is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

REAL RETURN BOND TRUST

SUBADVISER:  Pacific Investment Management Company LLC ("PIMCO")

INVESTMENT OBJECTIVE:  To seek maximum real return, consistent with preservation of real capital and prudent investment management

INVESTMENT STRATEGIES: The portfolio seeks to achieve its objective by investing under normal circumstances at least 80% of its net assets (plus borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations.

     Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. "Real return" equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure.

     Portfolio Duration of Fund. The average portfolio duration of this fund normally varies within two years (plus or minus) of the duration of the Lehman Global Real: U.S. TIPS Index.

     Credit Quality. The portfolio invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P, or, if unrated, determined by PIMCO to be of comparable quality.

     Foreign Securities. The portfolio may also invest up to [30%] of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

     Fixed Income Securities. The types of fixed income securities in which the portfolio may invest include the following securities which unless otherwise noted may be issued by domestic or foreign issuers and may be denominated in U.S. dollars or foreign currencies:

     - securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

     - corporate debt securities, including convertible securities and corporate commercial paper;

     -  mortgage-backed and other asset-backed securities;

     -  inflation-indexed bonds issued by both governments and corporations;

     -  structured notes, including hybrid or "indexed" securities,

     -  event-linked bonds;

     -  loan participations;

     -  delayed funding loan and revolving credit facilities;

     - bank certificates of deposit, fixed time deposits and bankers' acceptances;

     - debt securities issued by states or local governments and their agencies, authorities and other instrumentalities;

     -  repurchase agreements and reverse repurchase agreements;

     - obligations of foreign governments or their subdivisions, agencies and instrumentalities; and

     -  obligations of international agencies or supranational entities.

     Fixed-income securities may have fixed, variable, or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to change in relative values of currencies.

     The portfolio may also invest in baskets of foreign currencies (such as the euro), direct currency, and the U.S. dollar.

     Securities Lending. The portfolio may also lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

     Nondiversified Status. The portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified portfolio.

     For information on temporary defensive investing see "Investment Objectives and Strategies -- Temporary Defensive Investing" on page 1.

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions" including:

      -- Purchasing and selling options on domestic and foreign securities, securities indexes and currencies,

      --   Purchasing and selling futures and options on futures,

      --   Purchasing and selling currency or securities on a forward basis, and

      -- Entering into interest rate, index, equity, total return, currency and credit default swap agreements.

     More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

     The portfolio may make short sales of a security including short sales "against the box."

Principal Risks of Investing in this Portfolio

     The principal risks of investing in the portfolio, which could adversely affect its net asset value and performance, include:

         --  Fixed Income Securities Risk                 --  Derivatives Risk
         --  Foreign Securities Risk                      --  Issuer Risk
         --  Non-Diversified Portfolios Risk              --  Active Management Risk
         --  Lower Rated Fixed Income Securities Risk     --  High Portfolio Turnover Risk

     These and other risks are described under "Risks of Investing in Certain Types of Securities" following the fund descriptions. The risks of investing in derivatives are described in the Prospectus under "Hedging and Other Strategic Transactions.

Performance(A, B, C)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 5.80% (for the quarter ended 3/2004) and the lowest return was -3.02% (for the quarter ended 6/2004).


--------------------------------------------------------------------------------

         9.1%       1.4%
         2004       2005

--------------------------------------------------------------------------------


                                                            One      Life of    Date First
                                                           Year     Portfolio   Available
 Real Return Bond Trust
 Series I                                                   1.44%     5.75%     05/05/2003
 Series II                                                  1.21%     5.51%     05/05/2003
 Series III(C)                                              1.00%     5.47%     09/05/2003
 Series NAV(B)                                              1.44%     5.76%     02/28/2005
 Lehman Brothers Global Real US TIPS Index(A)               2.77%     6.32%

(A)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since the information for this index is only provided as of a month end.

(B)NAV shares were first offered February 28, 2005. Performance prior to February 28, 2005 is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses performance would be higher.

(C)Series III shares were first offered September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series III shares. Had the performance for periods prior to September 5, 2005 reflected Series III expenses, performance would be lower.

SUBADVISER AND PORTFOLIO MANAGERS

     PIMCO, located at 840 Newport Center Drive, Newport Beach, California 92660 serves as subadviser to the Trust portfolios listed above. PIMCO is an investment counseling firm founded in 1971. Pacific Investment Management Company LLC ("PIMCO"), a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P., ("AGI LP"). Allianz Aktiengesellschaft ("Allianz AG") is the indirect majority owner of AGI LP. Allianz AG is a European-based, multinational insurance and financial services holding company.

     The Portfolio Manager is:

      -- John B. Brynjolfsson, CFA, managing director, portfolio manager, joined PIMCO in 1989. Prior to joining PIMCO, he was associated with Charles River Associates and JP Morgan Securities. Mr. Brynjolfsson has eighteen years of investment experience and is co-author of Inflation-Protection Bonds and co-editor of The Handbook of Inflation-Indexed Bonds. He holds a bachelor's degree in physics and mathematics from Columbia College and an MBA from the MIT Sloan School of Management.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

SHORT-TERM BOND TRUST

SUBADVISERS:  Declaration Management & Research LLC ("Declaration")

INVESTMENT OBJECTIVE:  To seek income and capital appreciation

INVESTMENT STRATEGIES: The portfolio normally invests at least 80% of its assets in a diversified mix of debt securities and instruments.

     The portfolio normally invests at least 80% of its assets in a diversified mix of debt securities and instruments, including but not limited to:

      --   U.S. Treasury and Agency securities;

      -- Asset-backed securities and mortgage-backed securities including mortgage pass-through securities, commercial mortgage back securities ("CMBS") and collateralized mortgage offerings ("CMOs");

      --   Corporate bonds, both U.S. and foreign (if dollar-denominated); and

      --   Foreign governmental and agency securities (if dollar denominated).

     The subadviser evaluates specific bonds and bond sectors using a combination of proprietary research and quantitative tools and seeks to identify bonds and bond sectors that are believed to be attractively priced based upon market fundamentals and technical factors. The subadviser opportunistically emphasizes bonds with yields in excess of U.S. Treasury securities.

     The portfolios normally has:

      --   An average credit quality rating of "A" or "AA"; and

      --   A weighted average effective maturity between one and three years;

      --   No more than 15% of its assets in high yield bonds;

     Except as otherwise stated under "Investment Objectives and Strategies -- Temporary Defensive Investing," on page 1, the portfolio normally has 10% or less (usually lower) of its assets in cash and cash equivalents.

     The portfolio may have significant exposure to derivatives (investments whose value is based on indices or other securities), such as forwards, futures, options and swaps. The subadviser actively uses derivatives to manage the average maturity and interest rate sensitivity of the portfolio. Currency management strategies are primarily used for hedging purposes and to protect against changes in foreign currency exchange rates.

     The portfolio's turnover rate will generally exceed 100%.

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

Principal Risks of Investing in this Portfolio

     The principal risks of investing in the portfolio, which could adversely affect its net asset value and performance, include:

         --  Fixed Income Securities Risk                 --  Derivatives Risk
         --  Lower Rated Fixed Income Securities Risk     --  Issuer Risk
         --  Foreign Securities Risk                      --  Active Management Risk
         --  Mortgage-Backed Securities Risk

     These and other risks are described under "Risks of Investing in Certain Types of Securities" following the fund descriptions. The risks of investing in derivatives are described in the Prospectus under "Hedging and Other Strategic Transactions.

     In addition, the portfolio invests in a relatively small number issuers which could produce more volatile performance compared to portfolios that invest in a larger number of issuers. The more concentrated a portfolio's holdings are, the more likely that a specific security's poor performance will hurt the portfolio significantly.

     The portfolio's turnover rate (i.e., the rate of buying and selling securities) will generally exceed 100%. Any turnover rate in excess of 100% is considered relatively high. In general, the higher the turnover rate, the greater the impact that brokerage commissions and other transaction costs will have on the portfolio's performance.

Performance(A, B, C)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series NAV shares. During the period shown in the bar chart, the highest quarterly return was 3.87% (for the quarter ended 9/2001) and the lowest return was -0.96% (for the quarter ended 6/2004).


--------------------------------------------------------------------------------

        11.5%       3.6%       6.4%       5.8%       3.0%       8.0%       8.1%       5.7%       2.8%       1.4%       2.1%
         1995       1996       1997       1998       1999       2000       2001       2002       2003       2004       2005

--------------------------------------------------------------------------------


                                                           One    Five     Ten    Date First
                                                          Year    Years   Years   Available
 Short-Term Bond Trust
 Series NAV(A)                                            2.07%   3.97%   4.65%   05/01/1994
 Combined Index(B)                                        1.81%   4.04%   5.02%
 Lehman Brothers 1-3 Year Aggregate Index                 1.81%   4.00%     N/A

(A)The Series NAV shares of the Short-Term Bond Trust were first issued on April 29, 2005 in connection with the Trust's acquisition on that date of all the assets of the Short-Term Bond Fund of John Hancock Variable Series Trust I ("JHVST") in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Short-Term Fund, the Trust's predecessor. These shares were first issued on May 1, 1994.

(B)The Combined Index represents the Merrill Lynch 1-5 Year Government Bond Index from May 1994 to April 1998; 65% Lehman Brothers 1-3 Year Credit Bond Index, 35% Lehman Brothers 1-3 Year Government Bond Index from May 1998 to April 2002; and now Lehman Brothers Aggregate Bond index from May 2002 and thereafter.

(C)Lehman Brothers 1-3 Year Aggregate Index inception date is July 31, 1997. The 10 year performance is not available.

SUBADVISER AND PORTFOLIO MANAGERS

     Declaration Management & Research LLC ("Declaration") manages the Active Bond Trust. Declaration is a Delaware limited liability company located at 1650 Tysons Boulevard, Suite 1100, McLean, VA 22102-4858. Declaration is an indirect wholly owned subsidiary of John Hancock Life Insurance Company ("JHLICO"). Independence Holdings and JHLICO are located at 200 Clarendon Street, Boston, MA 02117. JHLICO is an indirect wholly owned subsidiary of Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

     The portfolio is managed by an investment team overseen by:

      -- James E. Shallcross (since 2005). Mr. Shallcross joined Declaration Management in 1991 and is a Senior Vice President.

      -- Peter Farley (since 2005). Mr. Farley joined Declaration Management in 1996 and is a Vice President.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

SPECTRUM INCOME TRUST

SUBADVISER:  T. Rowe Price Associates, Inc. ("T. Rowe Price")

INVESTMENT OBJECTIVE:  To seek a high level of current income with moderate share price fluctuation.

INVESTMENT STRATEGIES: To pursue this goal, the portfolio diversifies its assets widely among various fixed income and equity market segments. The portfolio seeks to maintain broad exposure primarily to domestic and international fixed income markets in an attempt to reduce the impact of markets that are declining and to benefit from good performance in particular market segments over time.

     The portfolio normally invests in a diversified portfolio of domestic and international bonds which are chosen across the entire spectrum of government, corporate and mortgage-backed bonds. The portfolio will also seek equity income through investments in dividend-paying stocks. Cash reserves will be invested in money market securities and shares of T. Rowe Price money market funds.

     Fixed income securities may be of short-, intermediate- and long-term maturities, and will comprise a range of credit qualities with either fixed or floating interest rates. The portfolio's fixed income investments will typically include investment-grade corporate securities and asset-backed and mortgage-related securities, bank loan participations and assignments, and there is no limit on the portfolio's investments in these securities. Mortgage-related investments could include mortgage dollar rolls and investments in more volatile stripped mortgage securities and collateralized mortgage obligations ("CMOs"). The portfolio may invest a substantial portion (up to 40% of its total assets) in below-investment grade fixed income securities (or if unrated, of equivalent quality as determined by T. Rowe Price), commonly known as "junk bonds." Junk bonds involve a higher degree of credit risk and price volatility than other higher-rated fixed income securities. The portfolio may invest in U.S. government securities and municipal securities (including Treasury Inflation-Protected Securities or "TIPs"), GNMAs, and other agency-related fixed income securities, and there is no limit on the portfolio's investment in these securities. The portfolio may also invest up to 45% of its total assets in foreign government and emerging market fixed income securities (excluding Yankee bonds). Foreign currency forwards, options and futures may be used to protect the portfolio's foreign securities from adverse currency movements relative to the U.S. dollar, as well as to gain exposure to currencies and markets expected to increase or decrease in value relative to other securities.

     Individual fixed income securities are selected by a team of T. Rowe Price portfolio managers using the firm's fundamental research and credit analysis. In evaluating fixed income securities, the portfolio managers will consider a variety of factors including the issuer's financial condition and operating history, the depth and quality of its management, and its sensitivities to economic conditions. Portfolio managers will also consider the issuer's debt levels and ability to service its outstanding debt, its access to capital markets and external factors such as the economic and political conditions in the issuer's country.

     The portfolio's equity investments, which will be limited to 40% of total assets, will be selected using a value-oriented investment strategy with a focus on large-cap, dividend-paying common stocks. Preferred stocks and securities convertible into equity securities may also be purchased. T. Rowe Price invests in stocks and other securities that appear to be temporarily undervalued by various measures and may be temporarily out of favor, but have good prospects for capital appreciation and dividend growth. Other than the specific investment limits described above, there is no minimum or maximum percentage of assets which T. Rowe Price will invest in any particular type of fixed income security. In managing the portfolio, T. Rowe Price may vary the allocation of the portfolio's assets to a particular market segment based on their outlook for, and on the relative valuations of these market segments. When adjusting the allocations to the various markets, T. Rowe Price may also weigh such factors as the outlook for the economy and market conditions, both on a global and local (country) basis, corporate earnings, and the yield advantages of one fixed income sector over another. Maturities of the portfolio's fixed income investments reflect the manager's outlook for interest rates.

     The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

     In pursuing its investment strategy, T. Rowe Price has the discretion to purchase some securities that do not meet the portfolio's normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons including a change in management, a debt restructuring or other an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

     The portfolio may also hold a certain portion of its assets in money market reserves which can consist of shares of the T. Rowe Price Reserve Investment Fund (or any other internal T. Rowe Price money market fund) as well as U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories or equivalent ratings as determined by T. Rowe Price, maturing in one year or less.

     For information on temporary defensive investing see "Investment Objectives and Strategies -- Temporary Defensive Investing" on page 1.

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies, including futures, options, hybrids, swaps and other interest rate, currency and credit default instruments or transactions referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

Principal Risks of Investing in this Portfolio

     The principal risks of investing in the portfolio, which could adversely affect its net asset value and performance, include:

         --  Fixed Income Securities Risk                 --  Equity Securities Risk
         --  Investment Grade Fixed Income Securities     --  Derivatives Risk
          in the Lowest Rating Category Risk              --  Value Investing Risk
         --  Lower Rated Fixed Income Securities Risk     --  Active Management Risk
         --  Foreign Securities Risk                      --  Issuer Risk
          (including Emerging Markets Risk)
         --  Mortgage- and Asset-Backed Securities
        Risk

     These and other risks are described under "Risks of Investing in Certain Types of Securities" following the fund descriptions. The risks of investing in derivatives are described in the Prospectus under "Hedging and Other Strategic Transactions.

     The Portfolio is not the same fund as the T. Rowe Price Spectrum Income Fund, which invests in other T. Rowe Price mutual funds and not individual securities. The funds will have different performance because they hold different portfolio investments, charge different fees and expenses and the timing of their investments will vary with the size of cash flows into and out of the funds.

Performance

     Performance is not provided since the portfolio commenced operations in October, 2005.

SUBADVISER AND PORTFOLIO MANAGERS

     T. Rowe Price manages the Spectrum Income Trust. T. Rowe Price, whose address is 100 East Pratt Street, Baltimore, Maryland 21202, was founded in 1937 by the late Thomas Rowe Price, Jr. T. Rowe Price Group, Inc., a publicly traded financial services holding company, owns 100% of the stock of T. Rowe Price. As of March 31, 2005, T. Rowe Price and its affiliates managed over $235 billion for over eight million individual and institutional investor accounts.

     The portfolio is managed by an investment advisory committee that has day-to-day responsibility in managing the portfolio and developing and executing the portfolio's investment program.

     Edmund N. Notzon III, Ph.D., CFA is Chairman of the Investment Advisory Committee (since October 2005) and is responsible for implementing and monitoring the portfolio's overall investment strategy, as well as the allocation of the portfolio's assets. Mr. Notzon joined T. Rowe Price in 1989, is a Vice President and Senior Portfolio Manager of T. Rowe Price.

     The Committee members with the most significant responsibilities for managing the portfolio's assets are:

     Daniel O. Shackelford, CFA, is a Vice President of T. Rowe Price and chairman of the T. Rowe Price Fixed Income Strategy Committee. He is responsible for the portfolio's investment grade bond investments.

     Mark J. Vaselkiv, is a Vice President of T. Rowe Price and a Portfolio Manager in the Fixed Income Group, heading taxable high-yield bond management. He is responsible for the portfolio's investments in high-yield debt securities.

     Ian Kelson is a Vice President of T. Rowe Price International responsible for the portfolio's high-quality international bond investments.

     Brian Rogers, CFA, CIC, is the Chief Investment Officer of T. Rowe Price. He is responsible for the portfolio's dividend-paying common stock and value stock investments.

     Connie Bavely, CFA, is a Vice President of T. Rowe Price. She is responsible for the portfolio's mortgage-backed and mortgage-related investments.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

STRATEGIC BOND TRUST

SUBADVISER:  Western Asset Management Company ("Western Asset")

INVESTMENT OBJECTIVE:  To seek a high level of total return consistent with preservation of capital.

INVESTMENT STRATEGIES: The portfolio invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income securities.

     The portfolio's assets may be allocated among the following five sectors of the fixed income market listed below:

     (a) U.S. government obligations,

     (b) investment grade domestic corporate fixed income securities,

     (c) below investment grade or non-investment grade high yield corporate fixed income securities,

     (d) mortgage-backed and asset-backed securities and

     (e) investment grade and below investment grade or non-investment grade high yield international fixed income securities.

     The portfolio invests in fixed income securities across a range of credit qualities and may invest a substantial portion of its assets in obligations rated below investment grade by a recognized rating agency, or, if unrated, of equivalent quality as determined by the subadviser. Below investment grade securities are commonly referred to as "junk bonds".

     The subadviser will determine the amount of assets to be allocated to each type of security based on its assessment of the maximum level of total return that can be achieved from a portfolio which is invested in these securities without incurring undue risks to principal value. The allocation decisions are based on the subadviser's analysis of current economic and market conditions and the relative risks and opportunities presented in these markets.

     In making this determination, the subadviser relies in part on quantitative analytical techniques that measure relative risks and opportunities of each type of security. The subadviser also relies on its own assessment of economic and market conditions both on a global and local (country) basis. The subadviser considers economic factors including current and projected levels of growth and inflation, balance of payment status and monetary policy. The allocation of assets to international debt securities is further influenced by current and expected currency relationships and political and sovereign factors. The portfolio's assets may not always be allocated to the highest yielding securities if the subadviser believes that such investments would impair the portfolio's ability to preserve shareholder capital. The subadviser will continuously review this allocation of assets and make such adjustments as it deems appropriate. The portfolio does not plan to establish a minimum or a maximum percentage of the assets which it will invest in any particular type of fixed income security.

     The types and characteristics of the U.S. government obligations, mortgage-backed and asset-backed securities, investment grade corporate fixed income securities and investment grade international fixed income securities purchased by the Strategic Bond Trust are set forth in the discussion of investment objectives and policies for the Investment Quality Bond, U.S. Government Securities and Global Bond Trusts, and in the section entitled "Other Instruments" in the Statement of Additional Information. The types and characteristics of the money market securities purchased by the portfolio are set forth in the discussion of investment objectives of the Money Market Trust. Potential investors should review these other discussions in considering an investment in shares of the Strategic Bond Trust. The Strategic Bond Trust may invest without limitation in high yield domestic and foreign fixed income securities and up to 100% of the Strategic Bond Trust's assets may be invested in foreign securities. The subadviser has discretion to select the range of maturities of the various fixed income securities in which the portfolio invests. Such maturities may vary substantially from time to time depending on economic and market conditions.

     The high yield sovereign fixed income securities in which the Strategic Bond Trust may invest are U.S. dollar-denominated and non-dollar-denominated fixed income securities issued or guaranteed by governments or governmental entities of developing and emerging countries. The subadviser expects that these countries will consist primarily of those which have issued or have announced plans to issue Brady Bonds, but the portfolio is not limited to investing in the debt of such countries. Brady Bonds are debt securities issued under the framework of the Brady Plan.

     Although the subadviser does not anticipate investing in excess of 75% of the portfolio's assets in domestic and developing country fixed income securities that are rated below investment grade, the portfolio may invest a greater percentage in such securities when, in the opinion of the subadviser, the yield available from such securities outweighs their additional risks. By investing a portion of the portfolio's assets in securities rated below investment grade, as well as through investments in mortgage-backed securities and international debt securities, as described below, the subadviser seeks to provide investors with a higher yield than a high-quality domestic corporate bond fund with less risk than a fund that invests principally in securities rated below investment grade. Certain of the debt securities in which the portfolio may invest may have, or be considered comparable to securities having, the lowest ratings for non-subordinated debt instruments assigned by Moody's or Standard & Poor's (i.e., rated "C" by Moody's or "CCC" or lower by Standard & Poor's).

     In light of the risks associated with investing in high yield corporate and sovereign debt securities, the subadviser considers various factors in evaluating the credit worthiness of an issue. These factors will typically include:

          CORPORATE DEBT SECURITIES                         SOVEREIGN DEBT INSTRUMENTS
------------------------------------------------------------------------------------------------
 --  issuer's financial condition                 --  economic and political conditions within
 --  issuer's sensitivity to economic             the issuer's country
     conditions and trends                        --  issuer's external and overall Debt levels,
 --  issuer's operating history                   and its ability to pay principal and interest
 --  experience and track record of the               when due
     issuer's management                          --  issuer's access to capital markets and
                                                  other sources of funding
                                                  --  issuer's debt service payment history

     The subadviser also reviews the ratings, if any, assigned to a security by any recognized rating agencies, although its judgment as to the quality of a debt security may differ from that suggested by the rating published by a rating service. The portfolio's ability to achieve its investment objective may be more dependent on the subadviser's credit analysis than would be the case if it invested in higher quality debt securities.

     The portfolio may invest in fixed-and floating-rate loans, which investments generally will be in the form of loan participations and assignments of such loans.

     For information on temporary defensive investing see "Investment Objectives and Strategies -- Temporary Defensive Investing" on page 1.

Use of Hedging and Other Strategic Transactions

     The Strategic Bond Trust is currently authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions." With the exception of currency transactions, however, it is not presently anticipated that any of these strategies will be used to a significant degree by the portfolio.

Principal Risks of Investing in this Portfolio

     The principal risks of investing in the portfolio, which could adversely affect its net asset value and performance, include:

         --  Fixed Income Securities Risk                 --  Derivatives Risk
         --  Lower Rated Fixed Income Securities Risk     --  Issuer Risk
         --  Mortgage-Backed Securities Risk              --  Active Management Risk
         --  Foreign Securities Risk

     These and other risks are described under "Risks of Investing in Certain Types of Securities" following the fund descriptions. The risks of investing in derivatives are described in the Prospectus under "Hedging and Other Strategic Transactions."

     Whether the portfolio achieves its investment objective is significantly dependent on the ability of the subadviser to allocate the portfolio effectively among the different investment categories. If the subadviser does not correctly assess the returns that can be achieved from a particular category of assets, the returns for the portfolio could be volatile and the value of the portfolio may decline.

     Investing in foreign securities increases the risk of investing in the portfolio. However, the ability of the portfolio to spread its investments among the fixed income markets in a number of different countries may reduce the overall level of market risk of the portfolio to the extent it may reduce the portfolio's exposure to a single market.

Performance(A, B, C)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 5.94% (for the quarter ended 6/2003) and the lowest return was -3.29% (for the quarter ended 9/1998).


--------------------------------------------------------------------------------

        14.7%      11.0%       1.3%       2.2%       7.4%       6.2%       9.0%      13.1%       6.7%       2.7%
         1996       1997       1998       1999       2000       2001       2002       2003       2004       2005

--------------------------------------------------------------------------------


                                                            One      Five      Ten     Date First
                                                           Year      Years    Years    Available
 Strategic Bond Trust
   Series I                                                 2.70%     7.48%    7.34%   02/19/1993
   Series II(B)                                             2.44%     7.32%    7.26%   01/28/2002
   Series III(C)                                            2.37%     7.35%    7.27%   09/05/2003
   Series NAV(A)                                            2.76%     7.49%    7.35%   02/28/2005
 Lehman Brothers Aggregate Bond Index(A)                    2.43%     5.87%    6.16%

(A)NAV shares were first offered February 28, 2005. Performance prior to February 28, 2005 is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses performance would be higher.

(B)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

(C)Series III shares were first offered September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series III shares. Had the performance for periods prior to September 5, 2005 reflected Series III expenses, performance would be lower.

SUBADVISER AND PORTFOLIO MANAGERS

     Western Asset Management Company ("Western Asset") is the subadviser to the Strategic Bond Trust. Western Asset was established in 1971 and now a wholly owned subsidiary of Legg Mason, Inc., acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Total assets under management by Western Asset were approximately $249.2 billion as of December 31, 2005. The address of Western Asset is 385 East Colorado Boulevard, Pasadena, CA 91101.

     Western Asset Management Company Limited ("WAMCL"), a wholly owned subsidiary of Legg Mason, Inc., acts as sub-subadviser to the portfolio and provides certain advisory services to the portfolio with regarding to currency transactions and investments and in non-dollar denominated debt securities. WAMCL is an investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Total assets under management by WAMCL were approximately $61 billion as of December 31, 2005. The address of WAMCL is 10 Exchange Square, Primrose Street, London, England EC2A-2EN.

     A team of investment professionals at Western Asset, led by Chief Investment Officer S. Kenneth Leech, Deputy Chief Investment Officer Stephen A. Walsh and Portfolio Managers Keith J. Gardner, Michael C. Buchanan and Matthew
C. Duda, manages the portfolio.

     Mr. Leech, Mr. Walsh, Mr. Gardner and Mr. Duda have been employed as portfolio managers for Western Asset for the past five years. Prior to joining Western Asset as a portfolio manager and head of the U.S. High Yield team in 2005, Mr. Buchanan was a Managing Director and head of U.S. Credit Products at Credit Suisse Asset Management from 2003 to 2005. Mr. Buchanan served as Executive Vice President and portfolio manager for Janus Capital Management in 2003. Prior to joining Janus Capital Management, Mr. Buchanan was a Managing Director and head of High Yield Trading at Blackrock Financial Management from 1998 to 2003.

     The portfolio is managed by a team of portfolio managers, sector specialists and other investment professionals. Mr. Leech and Mr. Walsh serve as co-team leaders responsible for day-to-day strategic oversight of the portfolio's investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the portfolio invests. Mr. Gardner, Mr. Buchanan and Mr. Duda are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

STRATEGIC INCOME TRUST

SUBADVISER:  Sovereign Asset Management LLC ("Sovereign")

INVESTMENT OBJECTIVE:  To seek a high level of current income.

INVESTMENT STRATEGIES: The portfolio invests, under normal market conditions, primarily in foreign government and corporate debt securities from developed and emerging markets; U.S. Government and agency securities; and U.S. high yield bonds.

     The portfolio invests, under normal market conditions, primarily in the following types of securities:

      -- foreign government and corporate debt securities from developed and emerging markets;

      --   U.S. Government and agency securities; and

      --   U.S. high yield bonds.

     The portfolios may also invest in preferred stock and other types of debt securities, including domestic corporate debt securities and mortgage-backed securities.

     Although the portfolio invests in securities rates as low as CC/Ca and their unrated equivalents, it generally intends to keep its average credit quality in the investment-grade (AAA to BBB). There is no limit on the portfolio's average maturity.

     In managing the portfolio, the subadviser allocates assets among the three major sectors based on analysis of economic factors such as projected international interest rate movements, industry cycles and political trends. However, the subadviser may invest up to 100% of the portfolio's assets in any one sector.

     Within each sector, the subadviser looks for securities that are appropriate for the overall portfolio in terms of yield, credit quality, structure and industry distribution. In selecting securities, relative yields and risk/reward ratios are the primary considerations.

     The portfolio may use certain higher-risk investments, including derivatives (investments whose value is based on indexes, securities or currencies) and restricted or illiquid securities. In addition, the portfolio may invest up to 10% of net assets in U.S. or foreign stocks.

     The portfolio may trade securities actively, which could increase its transaction costs (thus lowering performance).

     For information on temporary defensive investing see "Investment Objectives and Strategies -- Temporary Defensive Investing" on page 1.

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

Principal Risks of Investing in this Portfolio

     The principal risks of investing in the portfolio, which could adversely affect its net asset value and performance, include:

         --  Fixed Income Securities Risk                 --  Derivatives Risk
         --  Lower Rated Fixed Income Securities Risk     --  Issuer Risk
         --  Foreign Securities Risk                      --  Active Management Risk
         --  Equity Securities Risk

     These and other risks are described under "Risks of Investing in Certain Types of Securities" following the fund descriptions. The risks of investing in derivatives are described in the Prospectus under "Hedging and Other Strategic Transactions."

Performance(A,B)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 1.63% (for the quarter ended 9/2005) and the lowest return was -0.60% (for the quarter ended 3/2005).


--------------------------------------------------------------------------------

         2.1%
         2005

--------------------------------------------------------------------------------


                                                            One      Life of    Date First
                                                           Year     Portfolio   Available
 Strategic Income Trust
   Series I                                                 2.13%     6.62%     05/03/2004
   Series II                                                1.92%     6.45%     05/03/2004
   Series NAV(B)                                            2.19%     6.66%     04/29/2005
 Lehman Brothers Aggregate Bond Index(A)                    2.43%     4.07%

(A)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since the information for this index is only provided as of a month end.

(B)Series NAV shares were first offered April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

SUBADVISERS AND PORTFOLIO MANAGERS

     Sovereign Asset Management LLC ("Sovereign"), a Delaware limited liability company located at 101 Huntington Avenue, Boston, Massachusetts, was founded in 1979 and is a wholly owned subsidiary of John Hancock Financial Services, Inc. ("JHFS"). JHFS is a subsidiary of Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

     The portfolio is managed jointly by the following portfolio managers.

      -- Frederick L. Cavanaugh, Jr. (since May, 2004). Mr. Cavanaugh joined Sovereign in December, 2005 and is a Senior Vice President. Prior to joining Sovereign, Mr. Cavanaugh managed the portfolio as an employee of John Hancock Advisers, LLC ("John Hancock"). He joined John Hancock in 1986, where he was a Senior Vice President.

      -- Daniel S. Janis, III (since May, 2004). Mr. Janis joined Sovereign in December, 2005, and is a Vice President. Prior to joining Sovereign, Mr. Janis managed the portfolio as an employee of John Hancock. He joined John Hancock in 1999, where he was a Vice President.

      -- John F. Iles (since August, 2005). Mr. Iles joined Sovereign in December, 2005, and is a Vice President. Prior to joining Sovereign, Mr. Iles was a Vice President at John Hancock. He joined John Hancock in 1999.

      -- Barry H. Evans, CFA (since January 2006). Mr. Evans joined Sovereign in 2005, and is a Senior Vice President. Mr. Evans is Sovereign's Chief Fixed Income Officer, Chief Operating Officer and a member of the Senior Investment Policy Committee. Prior to joining Sovereign, Mr. Evans was a Senior Vice President and Chief Income Officer of John Hancock. He joined John Hancock in 1986.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

TOTAL RETURN TRUST

SUBADVISER:  Pacific Investment Management Company LLC ("PIMCO")

INVESTMENT OBJECTIVE:  To seek to realize maximum total return, consistent with preservation of capital and prudent investment management.

INVESTMENT STRATEGIES: The portfolio invests, under normal market conditions, at least 65% of the portfolio's total assets in a diversified portfolio of fixed income securities of varying maturities. The average portfolio duration of the Total Return Trust will normally vary within a three to six year time frame based on PIMCO's forecast for interest rates. (Duration is a measure of the expected life of a fixed income security on a present value basis.)

     The portfolio may invest up to 10% of its assets in fixed income securities that are rated below investment grade but rated "B" or higher by Moody's or Standard & Poor's (or if unrated, determined by PIMCO to be of comparable quality). The portfolio may also invest up to 30% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Portfolio holdings will be concentrated in areas of the bond market (based on quality, sector, coupon or maturity) which PIMCO believes to be relatively undervalued.

     In selecting securities for the portfolio, PIMCO utilizes economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other security selection techniques. The proportion of the Total Return Trust's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on PIMCO's outlook for the U.S. and foreign economies, the financial markets, and other factors.

     The types of fixed income securities in which the Total Return Trust may invest include the following securities which unless otherwise noted may be issued by domestic or foreign issuers and may be denominated in U.S. dollars or foreign currencies:

      -- securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

      -- corporate debt securities, including convertible securities and corporate commercial paper;

      --   mortgage-backed and other asset-backed securities;

      --   inflation-indexed bonds issued by both governments and corporations;

      --   structured notes, including hybrid or "indexed" securities;

      --   event-linked bonds;

      --   loan participations;

      --   delayed funding loan and revolving credit facilities;

      -- bank certificates of deposit, fixed time deposits and bankers' acceptances;

      -- debt securities issued by states or local governments and their agencies, authorities and other instrumentalities;

      --   repurchase agreements and reverse repurchase agreements;

      -- obligations of foreign governments or their subdivisions, agencies and instrumentalities; and

      --   obligations of international agencies or supranational entities.

     Fixed-income securities may have fixed, variable, or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to change in relative values of currencies.

     The portfolio may also invest in baskets of foreign currencies (such as the euro), direct currency, and the U.S. dollar.

Temporary Defensive Investing

     To meet redemption requests or pending investment of its assets or during unusual market conditions, the Total Return Trust may invest all or a portion of its assets in repurchase agreements, cash and cash equivalents. To the extent the portfolio is in a defensive position, the ability to achieve its investment objective will be limited.

Use of Hedging and Other Strategic Transactions

     The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios'
Investments -- Hedging and Other Strategic Transactions" including:

      -- purchase and sell options on domestic and foreign securities, securities indexes and currencies,

      --   purchase and sell futures and options on futures,

      --   purchase and sell currency or securities on a forward basis,

      -- enter into interest rate, index, equity, total return, currency and credit default swap agreements.

     The Total Return Trust may use the above-mentioned strategies to obtain market exposure to the securities in which the portfolio primarily invests and to hedge currency risk. As a non-fundamental operating policy, PIMCO normally intends to use foreign currency-related strategic transactions in an effort to hedge foreign currency risk with respect to at least 75% of the assets of the portfolio denominated in currencies other than the U.S. dollar. See "Hedging and Other Strategic Transactions" for further information on these investment strategies.

     The Total Return Trust may make short sales of a security including short sales "against the box."

Principal Risks of Investing in this Portfolio

     The principal risks of investing in the portfolio, which could adversely affect its net asset value and performance, include:

         --  Fixed Income Securities Risk                 --  Derivatives Risk
         --  Lower Rates Fixed Income Securities Risk     --  Issuer Risk
         --  Foreign Securities Risk                      --  High Portfolio Turnover Risk
         --  Mortgage-Backed and Asset-Backed             --  Active Management Risk
          Securities Risk

     These and other risks are described under "Risks of Investing in Certain Types of Securities" following the fund descriptions. The risks of investing in derivatives are described in the Prospectus under "Hedging and Other Strategic Transactions."

Performance(A, B, C, D)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 6.43% (for the quarter ended 9/2001) and the lowest return was -2.19% (for the quarter ended 6/2004).


--------------------------------------------------------------------------------

        10.9%       8.3%       9.5%       5.0%       5.0%       2.4%
         2000       2001       2002       2003       2004       2005

--------------------------------------------------------------------------------


                                                            One      Five      Life of    Date First
                                                           Year      Years    Portfolio   Available
 Total Return Trust
   Series I                                                 2.40%     6.00%     5.94%     05/01/1999
   Series II(C)                                             2.25%     5.88%     5.84%     01/28/2002
   Series III(D)                                            2.04%     5.85%     5.82%     09/05/2003
   Series NAV(B)                                            2.49%     6.02%     5.95%     02/28/2005
 Lehman Brothers Aggregate
   Bond Index(A)                                            2.43%     5.87%     6.01%

(A)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of a month end.

(B)NAV shares were first offered February 28, 2005. Performance prior to February 28, 2005 is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses performance would be higher.

(C)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

(D)Series III shares were first offered September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series III shares. Had the performance for periods prior to September 5, 2005 reflected Series III expenses, performance would be lower.

SUBADVISER AND PORTFOLIO MANAGERS

     PIMCO, located at 840 Newport Center Drive, Newport Beach, California 92660 serves as subadviser to the Trust portfolios listed above. PIMCO is an investment counseling firm founded in 1971. Pacific Investment Management Company LLC ("PIMCO"), a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P., ("AGI LP"). Allianz Aktiengesellschaft ("Allianz AG") is the indirect majority owner of AGI LP. Allianz AG is a European-based, multinational insurance and financial services holding company.

     The Portfolio Manager is:

      -- William H. Gross, CFA, managing director, portfolio manager, and chief investment officer, was a founding partner of PIMCO in 1971. Mr. Gross has thirty-five years of investment experience and is the author of Bill Gross on Investing. Mr. Gross has a bachelor's degree from Duke University and an MBA from the UCLA Graduate School of Business.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

U.S. GOVERNMENT SECURITIES TRUST

SUBADVISER:  Western Asset Management Company ("Western Asset")

INVESTMENT OBJECTIVE:  To obtain a high level of current income consistent with preservation of capital and maintenance of liquidity.

INVESTMENT STRATEGIES: The portfolio invests a substantial portion of its assets in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities and futures contracts. The portfolio may also invest a portion of its assets in the types of securities in which the Investment Quality Bond Trust may invest.

     SaBAM seeks to attain this objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and derivative securities including:

      -- mortgage-backed securities guaranteed by the Government National Mortgage Association that are supported by the full faith and credit of the U.S. government and which are the "modified pass-through" type of mortgage-backed security ("GNMA Certificates"). Such securities entitle the holder to receive all interest and principal payments due whether or not payments are actually made on the underlying mortgages;

      -- U.S. Treasury obligations (including repurchase agreements collateralized by U.S. Treasury obligations) (U.S. Treasury obligations are supported by the full faith and credit of the U.S. government);

      -- obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government which are backed by their own credit and may not be backed by the full faith and credit of the U.S. Government (including repurchase agreements collateralized by these obligations);

      -- mortgage-backed securities guaranteed by agencies or instrumentalities of the U.S. Government which are supported by their own credit but not the full faith and credit of the U.S. Government, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association; and

      --   futures contracts or financial instruments and indices.

      -- collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed (i) by the credit alone of the U.S. Government agency or instrumentality which issues or guarantees the mortgage-backed securities, or (ii) by the full faith and credit of the U.S. Government.

     As noted above, the portfolio may invest not only in U.S. government securities that are backed by the full faith and credit of the U.S. government, such as GNMA Certificates and U.S. Treasury obligations, but also in U.S. Government securities that are backed only by their own credit and not the full faith and credit of the U.S. government (such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation).

     The U.S. Government Securities Trust must comply with diversification requirements established pursuant to the Code for investments of separate accounts funding contracts. Under these requirements, the value of the assets of the portfolio are subject to the following restrictions:

      -- no more than 55% of the value of the portfolio's assets may be represented by any one investment;

      -- no more than 70% of the value of the portfolio's assets may be represented by any two investments;

      -- no more than 80% of the value of the portfolio's assets may be represented by any three investments; and

      -- no more than 90% of the value of the portfolio's assets may be represented by any four investments.

     To determine the portfolio's compliance with the requirements above, all securities of the same issuer are treated as a single investment and each U.S. Government agency or instrumentality is treated as a separate issuer. As a result of these requirements, the U.S. Government Securities Trust may not invest more than 55% of the value of its assets in GNMA Certificates or in securities issued or guaranteed by any other single U.S. Government agency or instrumentality.

     For information on temporary defensive investing see "Investment Objectives and Strategies -- Temporary Defensive Investing" on page 1.

Use of Hedging and Other Strategic Transactions

     The U.S. Government Securities Trust is currently authorized to use only certain of the various investment strategies referred to under "Hedging and Other Strategic Transactions." Specifically, the U.S. Government Securities Trust may:

      -- write covered call options and put options on securities and purchase call and put options on securities,

      -- write covered call and put options on securities indices and purchase call and put options on securities indices,

      -- enter into futures contracts on financial instruments and indices, and

      --   write and purchase put and call options on such futures contracts.

Principal Risks of Investing in this Portfolio

      -- While the portfolio invests a substantial portion of its assets in securities which are guaranteed as to principal and interest by the U.S. Government or one of its agencies or instrumentalities, the market value of the portfolio could still decline due to interest rate changes. When interest rates decline, the market value of the portion of the portfolio invested at higher yields can be expected to rise. Conversely, when interest rates rise, the market value of a portfolio invested at lower yields can be expected to decline. Fixed-income securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities.

      -- Investing in mortgage backed securities subjects the portfolio to prepayment risk. Prepayment of underlying mortgages results in a loss of anticipated interest payments and all or part of any premium paid for the security. Therefore, the portfolio could make less money than expected or could lose money. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates.

      -- The portfolio may invest in derivatives. The risks of investing in derivatives are set forth in the Prospectus under "Hedging and Other Strategic Transactions."

Performance(A, B, C, D)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 4.48% (for the quarter ended 9/2001) and the lowest return was -1.54% (for the quarter ended 3/1996).


--------------------------------------------------------------------------------

         3.4%       8.5%       7.5%      -0.2%      10.9%       7.0%       8.0%       1.7%       2.9%       1.6%
         1996       1997       1998       1999       2000       2001       2002       2003       2004       2005

--------------------------------------------------------------------------------


                                                            One      Five        Ten      Date First
                                                           Year      Years      Years     Available
 U.S. Government Securities Trust
   Series I                                                 1.58%     4.21%     5.06%     03/18/1988
   Series II(C)                                             1.45%     4.10%     5.01%     01/28/2002
   Series III(D)                                            1.24%     4.09%     5.00%     09/05/2003
   Series NAV(B)                                            1.60%     4.21%     5.06%     02/28/2005
 Citigroup 1-10 Year Treasury Index                         1.57%     4.54%     5.35%

(A)Effective December 13, 1991, the portfolio changed its subadviser and its investment objective. Performance reflects results prior to these changes.

(B)NAV shares were first offered February 28, 2005. Performance prior to February 28, 2005 is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses performance would be higher.

(C)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

(D)Series III shares were first offered September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series III shares. Had the performance for periods prior to September 5, 2005 reflected Series III expenses, performance would be lower.

SUBADVISER AND PORTFOLIO MANAGERS

     Western Asset Management Company ("Western Asset"), established in 1971 and now a wholly owned subsidiary of Legg Mason, Inc., acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Total assets under management by Western Asset were approximately $249.2 billion as of December 31, 2005. The address of Western Asset is 385 East Colorado Boulevard, Pasadena, CA 91101.

     A team of investment professionals at Western Asset, led by Chief Investment Officer S. Kenneth Leech, Deputy Chief Investment Officer Stephen A. Walsh and Portfolio Managers Mark Lindbloom Ron Mass and Fredrick Marci manages the portfolio's assets.

     Messrs. Leech, Walsh and Mass have each served as portfolio managers for Western Asset for over 10 years. Mr. Lindbloom joined Western Asset in 2006. Prior to this, Mr. Lindbloom was a managing director of Salomon Brothers Asset Management Inc and a senior portfolio manager responsible for managing its Mortgage/Corporate Group and was associated with Citigroup Inc. or its predecessor companies since 1986. Prior to joining Western Asset in 2006, Mr. Marki was a director of Salomon Brothers Asset Management Inc and a senior portfolio manager responsible for managing Treasury/Agency portfolios, and was associated with Citigroup Inc. or its predecessor companies since 1991.

     The portfolio is managed by a team of portfolio managers, sector specialists and other investment professionals. Mr. Leech and Mr. Walsh serve as co-team leaders responsible for day-to-day strategic oversight of the portfolio's investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the portfolio invests. Mr. Lindbloom, Mr. Mass and Mr. Marki are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

U.S. HIGH YIELD BOND TRUST

SUBADVISER:  Wells Capital Management, Incorporated ("Wells Capital")

INVESTMENT OBJECTIVE:  To seek total return with a high level of current income

INVESTMENT STRATEGIES: The portfolio invests, under normal market conditions, primarily in below investment-grade debt securities (sometimes referred to as "junk bonds" or high yield securities). The portfolio also invests in corporate debt securities and may buy preferred and other convertible securities and bank loans.

Investment Strategies

     The subadviser actively manages a diversified portfolio of below investment-grade debt securities (often called "junk bonds" or high yield securities). The subadviser does not manage the portfolio to a specific maturity or duration. The subadviser focuses on individual security selection (primarily using a "bottom-up" approach) and seeks to identify high yield securities that appear comparatively undervalued. The subadviser uses its knowledge of various industries to assess the risk/return tradeoff among issues within particular industries, in seeking to identify compelling relative value investments. The subadviser analyzes the issuers' long-term prospects and focus on characteristics such as management, asset coverage, free cash flow generation, liquidity and business risk. The subadvisers' research and analysis highlights industry drivers, competitive position and operating trends with an emphasis on cash flow. The subadviser also talks to management, and consults industry contacts, debt and equity analysts, and rating agencies.

     The subadviser purchases securities for the portfolio when attractive risk/reward ideas are identified and sells securities when either the securities become overvalued or circumstances change in a way that adversely affects this risk/return profile. Rigorous credit analysis of individual issuers is an integral part of the selection process. The subadviser attempts to invest in high yield securities of issuers who the subadviser believes have ample asset coverage for their debt securities in comparison to other high yield security issuers in an effort to minimize default risk and maximize risk-adjusted returns. The strategy is focused on selecting investments that can capture the significant current income and capital appreciation potential of the high yield market while also managing downside risk. The total return sought by the portfolio consists of income earned on the portfolio's investments, together with the appreciation that may result from decreases in interest rates or improving credit fundamentals for a particular industry or issuer.

Permitted Investments

     Under normal circumstances, the subadviser invests:

      -- At least 80% of the portfolio's assets in corporate debt securities that are below investment-grade, including preferred and other convertible securities;

      --   Up to 15% of total assets in any one industry; and

      --   Up to 5% of total assets in any one issuer.

     The subadviser will generally invest in below investment-grade debt securities that are rated at least "Caa" by Moody's or "CCC" by S&P, or that are unrated but deemed by the subadviser to be of comparable quality but may also invest in securities rated below these ratings (or unrated securities of comparable quality). The average credit quality of the portfolio securities is expected to be at least B- as rated by S&P.

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic

Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

Principal Risks of Investing in this Portfolio

     The principal risks of investing in the portfolio, which could adversely affect its net asset value and performance, include:

         --  Fixed Income Securities Risk                 --  Issuer Risk
         --  Lower Rated Fixed Income Securities Risk     --  Active Management Risk
         --  Derivatives Risk

     These and other risks are described under "Risks of Investing in Certain Types of Securities" following the fund descriptions. The risks of investing in derivatives are described in the Prospectus under "Hedging and Other Strategic Transactions."

     In addition, market timers may target portfolios with significant investments in high yield securities that are infrequently traded. The portfolio may invest significant amounts in such securities. While the Trust will seek to identify and prevent such trading no assurance can be given that the Trust will be successful in doing so.

Performance

     Performance is not provided since the portfolio commenced operations in May, 2005.

SUBADVISER AND PORTFOLIO MANAGERS

     Wells Capital, located at 525 Market St., San Francisco, California, is an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States.

     The portfolio managers are:

      -- Roger Wittlin (since 2005). Mr. Wittlin is the Senior Managing Director of the Sutter High Yield Group and managing director of Sutter Advisors, LLC, an indirect, wholly owned subsidiary of Wells Fargo & Company and a direct subsidiary of Wells Capital. Mr. Wittlin joined Sutter in 2000 after 18 years of capital markets experience with Goldman Sachs, Deutsche Bank and Morgan Stanley.

      -- Phil Susser (since 2005). Mr. Susser joined Sutter Advisors, LLC in September 2001 as an analyst specializing in the telecommunications, REITs, lodging and distressed market sectors and currently serves as a portfolio manager. Prior to joining Sutter Advisors, LLC, Mr. Susser worked at Deutsche Bank Securities Inc. as an associate research analyst.

      -- Chris Lee (since 2005). Mr. Lee joined Sutter Advisors, LLC in September 2002 as an analyst covering the food and beverage, and financial services sectors and currently serves as a portfolio manager. He initially joined Wells Fargo in 2001 as an analyst in the Wells Fargo Structured Finance Group and prior to joining the firm, Mr. Lee worked as an operations manager in the food and beverage industry.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

                                 AMERICAN FUNDS

AMERICAN BLUE CHIP INCOME AND GROWTH TRUST

AMERICAN BOND TRUST

AMERICAN GROWTH-INCOME TRUST

AMERICAN GROWTH TRUST

AMERICAN INTERNATIONAL TRUST

MASTER-FEEDER STRUCTURE

     Each of the American Blue Chip Income and Growth Trust, American Bond Trust, American Growth-Income Trust, American Growth Trust and American International Trust operates as a "feeder fund" which means that the portfolio does not buy investment securities directly. Instead, it invests in a "master fund" which in turn purchases investment securities. Each portfolio has the same investment objective and limitations as its master fund. Each master fund is a series of American Funds Insurance Series ("American Funds"). Each portfolio's master fund is listed below:

                 TRUST FEEDER FUND                                 AMERICAN FUND MASTER FUND
American Blue Chip Income and Growth Trust            Blue Chip Income and Growth Fund (Class 2 shares)
American Bond Trust                                   Bond Fund (Class 2 shares)
American Growth-Income Trust                          Growth-Income Fund (Class 2 shares)
American Growth Trust                                 Growth Fund (Class 2 shares)
American International Trust                          International Fund (Class 2 shares)

THE PROSPECTUS FOR THE AMERICAN FUND MASTER FUND IS DELIVERED TOGETHER WITH THIS PROSPECTUS.

     Series I shares of these portfolios are only available for sale to separate accounts that are used to support variable life insurance policies issued by certain insurance companies affiliated with the Adviser.

INVESTMENT OBJECTIVES AND STRATEGIES

     Each portfolio has a stated investment objective which is the same as the objective of the master fund in which it invests. Each master fund pursues this objective through separate investment strategies or policies. There can be no assurance that the portfolio or the master fund will achieve its investment objective. The differences in objectives and policies among the master funds can be expected to affect the return of each portfolio and the degree of market and financial risk to which each portfolio is subject. Additional information about the portfolios' and master funds' investment policies is set forth below under "Additional Information about the Portfolios' Investments -- Additional Investment Policies." The investment objective of each portfolio is nonfundamental (i.e., the objective may be changed without the approval of shareholders).

     More complete descriptions of certain other instruments in which the portfolios may invest are set forth in the Statement of Additional Information.

     Portfolio Turnover. Portfolio changes of the master funds will be made without regard to the length of time particular investments may have been held. Unless otherwise noted in the following descriptions, each master fund anticipates that its annual portfolio turnover rate will not exceed 100%. A high portfolio turnover rate generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the master Fund. The portfolio turnover rate of each master fund may vary from year to year, as well as within a year.

AMERICAN BLUE CHIP INCOME AND GROWTH TRUST

ADVISER TO MASTER FUND:  Capital Research and Management Company ("CRMC")

INVESTMENT OBJECTIVE:  To seek to produce income exceeding the average yield on
                       U.S. stock generally (as represented by the average yield on the Standard & Poor's 500 Composite Index) and to provide an opportunity for growth of principal consistent with sound common stock investing.

INVESTMENT STRATEGIES: The American Blue Chip Income and Growth Trust invests all of its assets in the master fund, Class 2 shares of the Blue Chip Income and Growth Fund, a series of American Funds Insurance Series. The Blue Chip Income and Growth Fund invests primarily in common stocks of larger, more established companies based in the U.S. with market capitalizations of $4 billion and above. The fund may also invest up to 10% of its assets in common stocks of larger, non-U.S. companies, so long as they are listed or traded in the U.S. The fund will invest, under normal market conditions, at least 90% of its assets in equity securities.

Temporary Defensive Investing

     The Blue Chip Income and Growth Fund may also hold cash or money market instruments. The size of the funds' cash position will vary and will depend on various factors, including market conditions and purchases and redemptions of fund shares. A larger cash position could detract from the achievement of a fund's objective in a period of rising market prices; conversely, it would reduce a fund's magnitude of loss in the event of a general downturn and provide liquidity to make additional investments or to meet redemptions.

Principal Risks of Investing in this Portfolio

     The principal risks of investing in the portfolio, which could adversely affect its net asset value and performance, include:

         --  Equity Securities Risk                       --  Issuer Risk
         --  Foreign Securities Risk                      --  Active Management Risk
         --  Derivatives Risk

     These and other risks are described under "Risks of Investing in Certain Types of Securities" following the fund descriptions. The risks of investing in derivatives are described in the Prospectus under "Hedging and Other Strategic Transactions."

Performance(A, B)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series II shares. During the period shown in the bar chart, the highest quarterly return was 8.33% (for the quarter ended 12/2004) and the lowest return was -1.90% (for the quarter ended 3/2005).


--------------------------------------------------------------------------------

         9.1%       6.7%
         2004       2005

--------------------------------------------------------------------------------


                                                           One     Life of    Date First
                                                          Year    Portfolio   Available
 American Blue Chip Income & Growth Trust
   Series II                                              6.66%    12.08%     05/05/2003
   Series I(A)                                            6.76%    11.90%     07/09/2003
 S&P 500 Index(B)                                         4.91%    14.26%

(A)Series I shares were first offered July 9, 2003. For periods prior to July 9, 2003, the performance shown reflects the performance of Series II shares. Series II shares have higher expenses than Series I shares. Had the performance for periods prior to July 9, 2003 reflected Series I expenses, performance would be higher.

(B)The return for the index under "Life of Portfolio" is calculated for the month end closest to the inception date of the portfolio since information for this index is only provided as of a month end.

AMERICAN BOND TRUST

ADVISER TO MASTER FUND:  Capital Research and Management Company ("CRMC")

INVESTMENT OBJECTIVE:  To seek to maximize current income and preserve capital.

INVESTMENT STRATEGIES: The American Bond Trust invests all of its assets in the master fund, Class 2 shares of the Bond Fund, a series of American Funds Insurance Series. The Bond Fund normally invests at least 80% of its assets in bonds. (This policy is subject to change only upon 60 days' notice to shareholders.) The Bond Fund will invest at least 65% of its assets in investment-grade debt securities (including cash and cash equivalents) and may invest up to 35% of its assets in bonds that are rated Ba or below by Moody's and BB or below by S&P or that are unrated but determined to be of equivalent quality (so called "junk bonds"). It may invest in bonds of issuers domiciled outside the United States.

Temporary Defensive Investing

     The Bond Fund may also hold cash or money market instruments. The size of the fund's cash position will vary and will depend on various factors, including market conditions and purchases and redemptions of fund shares. A larger cash position could negatively affect the fund's investment results in a period of rising market prices; conversely, it would reduce a fund's magnitude of loss in the event of a general downturn and provide liquidity to make additional investments or to meet redemptions.

Principal Risks of Investing in this Portfolio

     The principal risks of investing in the portfolio, which could adversely affect its net asset value and performance, include:

         --  Fixed Income Securities Risk                 --  Issuer Risk
         --  Lower Rated Fixed Income Securities Risk     --  Active Management Risk
         --  Foreign Securities Risk

     These and other risks are described under "Risks of Investing in Certain Types of Securities" following the fund descriptions. The risks of investing in derivatives are described in the Prospectus under "Hedging and Other Strategic Transactions."

Performance

     Performance information is not provided since the portfolio commenced operation in October, 2005.

AMERICAN GROWTH-INCOME TRUST

ADVISER TO MASTER FUND:  Capital Research and Management Company ("CRMC")

INVESTMENT OBJECTIVE:  To seek to make the shareholders investment grow and to provide the shareholder with income over time.

INVESTMENT STRATEGIES: The American Growth-Income Trust invests all of its assets in the master fund, Class 2 shares of the Growth-Income Fund, a series of American Funds Insurance Series. The Growth-Income Fund invests primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends. The fund may invest a portion of its assets in securities of issuers domiciled outside the U.S. and not included in the Standard & Poor's 500 composite Index.

Temporary Defensive Investing

     The Growth-Income Fund may also hold cash or money market instruments. The size of the funds' cash position will vary and will depend on various factors, including market conditions and purchases and redemptions of fund shares. A larger cash position could detract from the achievement of a fund's objective in a period of rising market prices; conversely, it would reduce a fund's magnitude of loss in the event of a general downturn and provide liquidity to make additional investments or to meet redemptions.

Principal Risks of Investing in this Portfolio

     The principal risks of investing in the portfolio, which could adversely affect its net asset value and performance, include:

         --  Equity Securities Risk                       --  Issuer Risk
         --  Foreign Securities Risk                      --  Active Management Risk
         --  Derivatives Risk

     These and other risks are described under "Risks of Investing in Certain Types of Securities" following the fund descriptions. The risks of investing in derivatives are described in the Prospectus under "Hedging and Other Strategic Transactions."

Performance(A, B)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series II shares. During the period shown in the bar chart, the highest quarterly return was 8.08% (for the quarter ended 12/2004) and the lowest return was -2.30% (for the quarter ended 3/2005).


--------------------------------------------------------------------------------

         9.8%       5.3%
         2004       2005

--------------------------------------------------------------------------------


                                                            One      Life of    Date First
                                                           Year     Portfolio   Available
 American Growth-Income Trust
   Series II                                                5.29%    11.40%     05/05/2003
   Series I(A)                                              5.44%    11.58%     07/09/2003
 S&P 500 Index(B)                                           4.91%    14.26%

(A)Series I shares were first offered July 9, 2003. For periods prior to July 9, 2003, the performance shown reflects the performance of Series II shares. Series II shares have higher expenses than Series I shares. Had the performance for periods prior to July 9, 2003 reflected Series I expenses, performance would be higher.

(B)The return for the index under "Life of Portfolio" is calculated for the month end closest to the inception date of the portfolio since information for this index is only provided as of a month end.

AMERICAN GROWTH TRUST

ADVISER TO MASTER FUND:  Capital Research and Management Company ("CRMC")

INVESTMENT OBJECTIVE:  To seek to make the shareholders investment grow

INVESTMENT STRATEGIES: The American Growth Trust invests all of its assets in the master fund, Class 2 shares of the Growth Fund, a series of American Funds Insurance Series. The Growth Fund invests primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. The Growth Fund may also invest up to 15% of its assets in equity securities of issuers domiciled outside the U.S. and Canada and not included in the S&P 500 Composite Index.

Temporary Defensive Investing

     The Growth Fund may also hold cash or money market instruments. The size of the funds' cash position will vary and will depend on various factors, including market conditions and purchases and redemptions of fund shares. A larger cash position could detract from the achievement of a fund's objective in a period of rising market prices; conversely, it would reduce a fund's magnitude of loss in the event of a general downturn and provide liquidity to make additional investments or to meet redemptions.

Principal Risks of Investing in this Portfolio

     The principal risks of investing in the portfolio, which could adversely affect its net asset value and performance, include:

         --  Equity Securities Risk                       --  Issuer Risk
         --  Foreign Securities Risk                      --  Active Management Risk
         --  Derivatives Risk

     These and other risks are described under "Risks of Investing in Certain Types of Securities" following the fund descriptions. The risks of investing in derivatives are described in the Prospectus under "Hedging and Other Strategic Transactions."

     The Growth Fund may invest in the securities of companies which the subadviser believes are poised for growth. In certain economic, political or market conditions, the price of such securities may fall to a greater extent than a decline in the overall equity markets (e.g., as represented by the Standard and Poor's Composite 500 Index) or such securities may underperform value securities.

Performance(A, B)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series II shares. During the period shown in the bar chart, the highest quarterly return was 10.49% (for the quarter ended 12/2004) and the lowest return was -2.92% (for the quarter ended 9/2004).


--------------------------------------------------------------------------------

        11.9%      15.6%
         2004       2005

--------------------------------------------------------------------------------


                                                           One      Life of    Date First
                                                           Year    Portfolio   Available
 American Growth Trust
   Series II                                              15.59%    15.72%     05/05/2003
   Series I(A)                                            15.78%    15.91%     07/09/2003
 S&P 500 Index(B)                                          4.91%    14.26%

(A)Series I shares were first offered July 9, 2003. For periods prior to July 9, 2003, the performance shown reflects the performance of Series II shares. Series II shares have higher expenses than Series I shares. Had the performance for periods prior to July 9, 2003 reflected Series I expenses, performance would be higher.

(B)The return for the index under "Life of Portfolio" is calculated for the month end closest to the inception date of the portfolio since information for this index is only provided as of a month end.

AMERICAN INTERNATIONAL TRUST

ADVISER TO MASTER FUND:  Capital Research and Management Company ("CRMC")

INVESTMENT OBJECTIVE:  To seek to make the shareholders investment grow

INVESTMENT STRATEGIES: The American International Trust invests all of its assets in the master fund, Class 2 shares of the International Fund, a series of American Funds Insurance Series. The International Fund invests primarily in common stocks of companies located outside the United States.

Temporary Defensive Investing

     The International Fund may also hold cash or money market instruments. The size of the funds' cash position will vary and will depend on various factors, including market conditions and purchases and redemptions of fund shares. A larger cash position could detract from the achievement of a fund's objective in a period of rising market prices; conversely, it would reduce a fund's magnitude of loss in the event of a general downturn and provide liquidity to make additional investments or to meet redemptions.

Principal Risks of Investing in this Portfolio

     The principal risks of investing in the portfolio, which could adversely affect its net asset value and performance, include:

         --  Equity Securities Risk                       --  Issuer Risk
         --  Foreign Securities Risk                      --  Active Management Risk
         --  Derivatives Risk

     These and other risks are described under "Risks of Investing in Certain Types of Securities" following the fund descriptions. The risks of investing in derivatives are described in the Prospectus under "Hedging and Other Strategic Transactions."

     In addition, market timers may target portfolios with significant investments in foreign securities traded on markets that close before the portfolio determines its net asset value. The portfolio may invest significant amounts in such securities. While the Trust will seek to identify and prevent such trading no assurance can be given that the Trust will be successful in doing so.

Performance(A, B)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series II shares. During the period shown in the bar chart, the highest quarterly return was 12.55% (for the quarter ended 12/2004) and the lowest return was -1.98% (for the quarter ended 6/2004).


--------------------------------------------------------------------------------

        18.7%      20.9%
         2004       2005

--------------------------------------------------------------------------------


                                                           One      Life of    Date First
                                                           Year    Portfolio   Available
 American International Trust
   Series II                                              20.87%    29.64%     05/05/2003
   Series I(A)                                            21.07%    25.28%     07/09/2003
 MSCI EAFE Index(B)                                       14.02%    27.07%

(A)Series I shares were first offered July 9, 2003. For periods prior to July 9, 2003, the performance shown reflects the performance of Series II shares. Series II shares have higher expenses than Series I shares. Had the performance for periods prior to July 9, 2003 reflected Series I expenses, performance would be higher.

(B)The return for the index under "Life of Portfolio" is calculated for the month end closest to the inception date of the portfolio since information for this index is only provided as of a month end.

                          ADDITIONAL INFORMATION ABOUT
   AMERICAN BLUE CHIP INCOME AND GROWTH TRUST, AMERICAN BOND TRUST, AMERICAN
                              GROWTH-INCOME TRUST,
 AMERICAN GROWTH TRUST AND AMERICAN INTERNATIONAL TRUST AND EACH MASTER FUND'S
                                  INVESTMENTS

REPURCHASE AGREEMENTS

Each of the portfolios may enter into repurchase agreements. Information regarding repurchase agreements is set forth under "Additional Information about the Portfolios' Investments -- Repurchase Agreements."

ADDITIONAL INVESTMENT POLICIES

Additional investment policies of the master funds are set forth in the statement of additional information of the master fund which is available upon request.

                             ADVISORY ARRANGEMENTS

     The portfolios do not have an investment adviser.

     Capital Research and Management Company ("CRMC"), an experienced investment management organization founded in 1931, serves as investment adviser to each American Fund master fund and to other mutual funds, including those in The American Funds Group. CRMC, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. CRMC manages the investment portfolio and business affairs of each American Fund master fund.

     The total management fee paid by each master fund, as a percentage of average net assets, for the fiscal year ended December 31, 2005 is as follows:

                            Blue Chip Income and Growth Fund.................    0.41%
                            Bond Fund........................................    0.40%
                            Growth-Income Fund...............................    0.27%
                            Growth Fund......................................    0.32%
                            International Fund...............................    0.52%

     CRMC uses a system of multiple portfolio counselors in managing mutual fund assets. Under this approach, the portfolio of a fund is divided into segments managed by individual counselors. Counselors decide how their respective segments will be invested, within the limits provided by a fund's objective(s) and policies and by CRMC's investment committee. In addition, CRMC's investment analysts may make investment decisions with respect to a portion of a fund's portfolio.

     The primary individual portfolio counselors for the Blue Chip Income and Growth Fund are:

-------------------------------------------------------------------------------------------------------------
                                                         PRIMARY TITLE WITH
                                                         INVESTMENT ADVISER
PORTFOLIO COUNSELOR FOR THE     PORTFOLIO COUNSELOR      (OR AFFILIATE) AND     PORTFOLIO COUNSELOR'S ROLE IN
SERIES/TITLE (IF APPLICABLE)  EXPERIENCE IN THIS FUND   INVESTMENT EXPERIENCE      MANAGEMENT OF THE FUND
-------------------------------------------------------------------------------------------------------------
James K. Dunton               5 years (since the fund   Senior Vice President   An equity portfolio counselor
Vice Chairman of the Board    began operations)         and Director, Capital
                                                        Research and
                                                        Management Company
                                                        Investment
                                                        professional for 44
                                                        years, all with
                                                        Capital Research and
                                                        Management Company or
                                                        affiliate
-------------------------------------------------------------------------------------------------------------
J. Dale Harvey                Less than one year        Vice President,         An equity portfolio counselor
                                                        Capital Research and
                                                        Management Company
                                                        Investment
                                                        professional for 16
                                                        years in total; 14
                                                        years with Capital
                                                        Research and
                                                        Management Company or
                                                        affiliate
-------------------------------------------------------------------------------------------------------------
C. Ross Sappenfield           5 years (since the fund   Vice President,         An equity portfolio counselor
                              began operations)         Capital Research
                                                        Company
                                                        Investment
                                                        professional for 14
                                                        years, all with
                                                        Capital Research and
                                                        Management Company or
                                                        affiliate
-------------------------------------------------------------------------------------------------------------

     The primary portfolio counselors for the Bond Fund are listed below.

-------------------------------------------------------------------------------------------------------------
                                                         PRIMARY TITLE WITH
                                                         INVESTMENT ADVISER
PORTFOLIO COUNSELOR FOR THE     PORTFOLIO COUNSELOR      (OR AFFILIATE) AND     PORTFOLIO COUNSELOR'S ROLE IN
SERIES/TITLE, IF APPLICABLE)  EXPERIENCE IN THIS FUND   INVESTMENT EXPERIENCE      MANAGEMENT OF THE FUND
-------------------------------------------------------------------------------------------------------------
Abner D. Goldstine,           10 years (since the       Senior Vice President   A fixed-income portfolio
Senior Vice President         fund's inception)         and Director, Capital   counselor
                                                        Research and
                                                        Management Company
                                                        Investment
                                                        professional for 54
                                                        years in total; 39
                                                        years with Capital
                                                        Research and
                                                        Management Company or
                                                        affiliate
-------------------------------------------------------------------------------------------------------------
John H. Smet                  10 years (since the       Senior Vice             A fixed-income portfolio
Senior Vice President         fund's inception)         President, Capital      counselor
                                                        Research and
                                                        Management Company
                                                        Investment
                                                        professional for 24
                                                        years in total; 23
                                                        years with Capital
                                                        Research and
                                                        Management Company or
                                                        affiliate
-------------------------------------------------------------------------------------------------------------
David C. Barclay              8 years                   Senior Vice             A fixed-income portfolio
                                                        President, Capital      counselor
                                                        Research and
                                                        Management Company
                                                        Investment
                                                        professional for 25
                                                        years in total; 18
                                                        years with Capital
                                                        Research and
                                                        Management Company or
                                                        affiliate
-------------------------------------------------------------------------------------------------------------
Mark H. Catzell               1 year                    Senior Vice             A fixed-income portfolio
                                                        President, Capital      counselor
                                                        Research Company
                                                        Investment
                                                        professional for 28
                                                        years in total; 18
                                                        years with Capital
                                                        Research and
                                                        Management Company or
                                                        affiliate
-------------------------------------------------------------------------------------------------------------

     The primary individual portfolio counselors for the Growth-Income Fund:

-------------------------------------------------------------------------------------------------------------
                                                         PRIMARY TITLE WITH
                                                         INVESTMENT ADVISER
PORTFOLIO COUNSELOR FOR THE     PORTFOLIO COUNSELOR      (OR AFFILIATE) AND     PORTFOLIO COUNSELOR'S ROLE IN
SERIES/TITLE (IF APPLICABLE)  EXPERIENCE IN THIS FUND   INVESTMENT EXPERIENCE      MANAGEMENT OF THE FUND
-------------------------------------------------------------------------------------------------------------
James K. Dunton               23 years (since the       Senior Vice President   An equity portfolio counselor
Vice Chairman of the Board    fund began operations)    and Director, Capital
                                                        Research and
                                                        Management Company
                                                        Investment
                                                        professional for 44
                                                        years, all with
                                                        Capital Research and
                                                        Management Company or
                                                        affiliate
-------------------------------------------------------------------------------------------------------------
Donald O. O'Neal              Less than one year        Senior Vice             An equity portfolio counselor
President and Trustee                                   President, Capital
                                                        Research and
                                                        Management Company
                                                        Investment
                                                        professional for 20
                                                        years, all with
                                                        Capital Research and
                                                        Management Company or
                                                        affiliate
-------------------------------------------------------------------------------------------------------------
Claudia P. Huntington         12 years (plus 5 years    Senior Vice             An equity portfolio counselor
Vice President                prior experience as a     President, Capital
                              research professional     Research and
                              for the fund)             Management Company
                                                        Investment
                                                        professional for 33
                                                        years in total; 31
                                                        years with Capital
                                                        Research and
                                                        Management Company or
                                                        affiliate
-------------------------------------------------------------------------------------------------------------
Robert G. O'Donnell           16 years (plus 1 year     Senior Vice President   An equity portfolio counselor
                              prior experience as a     and Director, Capital
                              research professional     Research and
                              for the fund)             Management Company
                                                        Investment
                                                        professional for 34
                                                        years in total; 31
                                                        years with Capital
                                                        Research and
                                                        Management Company or
                                                        affiliate
-------------------------------------------------------------------------------------------------------------
C. Ross Sappenfield           7 years                   Vice President,         An equity portfolio counselor
                                                        Capital Research
                                                        Company
                                                        Investment
                                                        professional for 14
                                                        years, all with
                                                        Capital Research and
                                                        Management Company or
                                                        affiliate
-------------------------------------------------------------------------------------------------------------

     The primary individual portfolio counselors for the Growth Fund are:

-------------------------------------------------------------------------------------------------------------
                                                         PRIMARY TITLE WITH
                                                         INVESTMENT ADVISER
PORTFOLIO COUNSELOR FOR THE     PORTFOLIO COUNSELOR      (OR AFFILIATE) AND     PORTFOLIO COUNSELOR'S ROLE IN
SERIES/TITLE (IF APPLICABLE)  EXPERIENCE IN THIS FUND   INVESTMENT EXPERIENCE      MANAGEMENT OF THE FUND
-------------------------------------------------------------------------------------------------------------
Donnalisa P. Barnum           3 years                   Senior Vice             An equity portfolio counselor
                                                        President, Capital
                                                        Research Company
                                                        Investment
                                                        professional for 25
                                                        years in total; 19
                                                        years with Capital
                                                        Research and
                                                        Management Company or
                                                        affiliate
-------------------------------------------------------------------------------------------------------------
Gordon Crawford               Growth Fund -- 12 years   Senior Vice President   An equity portfolio counselor
                              (plus 5 years prior       and Director, Capital
                              experience as a           Research and
                              research professional     Management Company
                              for the fund)
                                                        Investment
                                                        professional for 35
                                                        years, all with
                                                        Capital Research and
                                                        Management Company or
                                                        affiliate
-------------------------------------------------------------------------------------------------------------
J. Blair Frank                6 years (plus 3 years     Vice President,         An equity portfolio counselor
                              prior experience as a     Capital Research
                              research professional     Company
                              for the fund)
                                                        Investment
                                                        professional for 13
                                                        years in total; 12
                                                        years with Capital
                                                        Research and
                                                        Management Company or
                                                        affiliate
-------------------------------------------------------------------------------------------------------------
Michael T. Kerr               Less than one year        Vice President,         An equity portfolio counselor
                                                        Capital Research and
                                                        Management Company
                                                        Investment
                                                        professional for 23
                                                        years in total; 21
                                                        years with Capital
                                                        Research and
                                                        Management Company or
                                                        affiliate
-------------------------------------------------------------------------------------------------------------
Ronald B. Morrow              3 years (plus 6 years     Senior Vice             An equity portfolio counselor
                              prior experience as a     President, Capital
                              research professional     Research Company
                              for the fund)
                                                        Investment
                                                        professional for 38
                                                        years in total; 9
                                                        years with Capital
                                                        Research and
                                                        Management Company or
                                                        affiliate
-------------------------------------------------------------------------------------------------------------

     The primary individual portfolio counselors for the International Fund are:

-------------------------------------------------------------------------------------------------------------
                                                         PRIMARY TITLE WITH
                                                         INVESTMENT ADVISER
PORTFOLIO COUNSELOR FOR THE     PORTFOLIO COUNSELOR      (OR AFFILIATE) AND     PORTFOLIO COUNSELOR'S ROLE IN
SERIES/TITLE (IF APPLICABLE)  EXPERIENCE IN THIS FUND   INVESTMENT EXPERIENCE      MANAGEMENT OF THE FUND
-------------------------------------------------------------------------------------------------------------
Robert W. Lovelace            12 years                  Chairman, Capital       A non-U.S. equity portfolio
Vice President                                          Research Company        counselor
                                                        Investment
                                                        professional for 21
                                                        years, all with
                                                        Capital Research and
                                                        Management Company or
                                                        affiliate
-------------------------------------------------------------------------------------------------------------
Alwyn Heong                   10 years                  Senior Vice             A non-U.S. equity portfolio
                                                        President, Capital      counselor
                                                        Research Company
                                                        Investment
                                                        professional for 17
                                                        years in total; 14
                                                        years with Capital
                                                        Research and
                                                        Management Company or
                                                        affiliate
-------------------------------------------------------------------------------------------------------------
Sung Lee                      Less than one year        Executive Vice          A non-U.S. equity portfolio
                                                        President, Capital      counselor
                                                        Research Company
                                                        Investment
                                                        professional for 14
                                                        years, all with
                                                        Capital Research and
                                                        Management Company or
                                                        affiliate
-------------------------------------------------------------------------------------------------------------

     Additional information regarding the portfolio managers' compensation, holdings in other accounts, and ownership of securities in The American Funds Insurance Series can be found in the Statement of Additional Information.

                              GENERAL INFORMATION

MASTER-FEEDER STRUCTURE

Each master fund may have other shareholders, each of whom will pay their proportionate share of the master fund's expenses. Each of the American Blue Chip Income and Growth Trust, American Bond Trust, American Growth-Income Trust, American Growth Trust and American International Trust has the right to switch master funds or decide to manage its assets directly at any time the Trust Board of Trustees decides it is in the best interest of a portfolio to do so.

                                  HYBRID FUNDS

GLOBAL ALLOCATION TRUST

SUBADVISER:  UBS Global Asset Management (Americas) Inc. ("UBS")

INVESTMENT OBJECTIVE:  To seek total return, consisting of long-term capital appreciation and current income.

INVESTMENT STRATEGIES: The portfolio invests in equity and fixed income securities of issuers located within and outside the U.S. Under normal circumstances, the portfolio will allocate its assets between fixed income securities and equity securities.

     Investments in fixed income securities may include debt securities of governments throughout the world (including the U.S.), their agencies and instrumentalities, debt securities of corporations, mortgage-backed securities and asset-backed securities. Investment in equity securities may include common stock and preferred stock. The portfolio may invest in certain issuers by investing in other open-end investment companies, including investment companies advised by the subadviser, to the extent permitted by applicable law. In addition, the portfolio attempts to generate positive returns through sophisticated currency management techniques. These decisions are integrated with analysis of global market and economic conditions. The portfolio may (but is not required to) use forward currency contracts, options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.

     The portfolio is a multi-asset portfolio and invests in each of the major asset classes: U.S. fixed income, U.S. equities, international fixed income and international equities, based upon the subadviser's assessment of prevailing market conditions in the U.S. and abroad.

     Within the equity portion of the portfolio, the subadviser selects securities whose fundamental values it believes are greater than their market prices. In this context, the fundamental value of a given security is the subadviser's assessment of what a security is worth. The subadviser bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The subadviser then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.

     For each security under analysis, the fundamental value estimate is compared to the company's current market price to ascertain whether a valuation anomaly exists. A stock with a market price below the estimated intrinsic or fundamental value would be considered a candidate for inclusion in the portfolio. The comparison between price and intrinsic or fundamental value allows comparisons across industries and countries.

     In selecting fixed income securities, the subadviser uses an internally developed valuation model that quantifies return expectations for all major bond markets, domestic and foreign. The model employs a qualitative credit review process that assesses the ways in which macroeconomic forces (such as inflation, risk premiums and interest rates) may affect industry trends. Against the output of this model, the subadviser considers the viability of specific debt securities compared to certain qualitative factors, such as management strength, market position, competitive environment and financial flexibility, as well as certain quantitative factors, such as historical operating results, calculation of credit ratios, and expected future outlook. These securities will have an initial maturity of more than one year and will generally be of investment-grade quality and possess a minimum rating of BBB by S&P or Baa by Moody's, or, if unrated, determined to be of comparable quality by the subadviser. These securities will have an initial maturity of more than one year. The portfolio may invest in both investment grade and high yield (lower-rated) securities.

     The subadviser's fixed income strategy combines judgments about the absolute value of the fixed income universe and the relative value of issuer sectors, maturity intervals, duration of securities, quality and coupon segments and specific circumstances facing the issuers of fixed income securities. Duration management involves adjusting the sensitivity to interest rates of the holdings within a country. The subadviser manages duration by choosing a maturity mix that provides opportunity for appreciation while also limiting interest rate risks.

     The portfolio's risk is carefully monitored with consideration given to the risk generated by individual positions, sector, country and currency views.

     The portfolio may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the portfolio may make substantial temporary defensive investments in cash equivalents, which may affect the portfolio's ability to pursue its investment objective. The subadviser actively manages the portfolio. As such, increased portfolio turnover may result in higher costs for brokerage commissions, transaction costs and taxable gains.

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic

Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

Principal Risks of Investing in this Portfolio

     The principal risks of investing in the portfolio, which could adversely affect its net asset value and performance, include:

         --  Equity Securities Risk                       --  Derivatives Risk
         --  Fixed Income Securities Risk                 --  Issuer Risk
         --  Foreign Securities Risk                      --  Active Management Risk
         (including Emerging Markets Risk)                --  IPOs
         --  Exchange Traded Funds

     These and other risks are described under "Risks of Investing in Certain Types of Securities" following the fund descriptions. The risks of investing in derivatives are described in the Prospectus under "Hedging and Other Strategic Transactions.

     The subadviser allocates the portfolio's assets among several asset categories. The risks associated with asset allocation include the risk that the portfolio may allocate assets to an asset category that underperforms other asset categories. For example, the portfolio may be overweighted in equity securities when the stock market is falling and the fixed income market is rising.

Performance (A, B, C, D, E)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 14.38% (for the quarter ended 6/2003) and the lowest return was -17.65% (for the quarter ended 9/2002).


--------------------------------------------------------------------------------

        -13.4%     -23.2%     26.4%      12.7%       6.2%
         2001       2002       2003       2004       2005

--------------------------------------------------------------------------------


                                                           One    Five     Life of    Date First
                                                          Year    Years   Portfolio   Available
 Global Allocation Trust
   Series I                                               6.20%   0.14%    -0.45%     05/01/2000
   Series II(D)                                           5.93%   0.03%    -0.55%     01/28/2002
   Series NAV(C)                                          6.30%   0.23%    -0.37%     02/28/2005
 Global Securities Markets Index(A, B)                    7.09%   5.35%     3.89%
 S&P 500 Index(A)                                         4.91%   0.54%    -1.06%

(A)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for this index is only provided as of a month end.
(B)The Global Securities Markets Index is an unmanaged index compiled by UBS Global Asset Management. It is currently constructed as follows: 40% Russell 3000 Index, 22% MSCI World ex-USA (free) Index, 21% Citigroup Broad Investment Grade (BIG) Bond Index, 9% Citigroup World Government Bond non-US Index, 3% Merrill Lynch High Yield Cash Pay Index, 3% MSCI Emerging Free Markets Index and 2% J.P. Morgan EMBI Global Index.
(C)NAV shares were first offered February 28, 2005. Performance prior to February 28, 2005 is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses performance would be higher.
(D)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.
(E)Current subadvisors assignment became effective May 1, 2003.

SUBADVISER AND PORTFOLIO MANAGERS

     UBS Global Asset Management (Americas) Inc., One North Wacker Drive, Chicago, Illinois, 60606, is an indirect wholly owned asset management subsidiary of UBS AG and a member of the UBS Global Asset Management Division.

UBS AG, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many areas of the financial services industry.

     Brian D. Singer is the lead portfolio manager for the Global Allocation Trust. Mr. Singer has access to certain members of the fixed-income and equities investment management teams, each of whom is allocated a specified portion of the portfolio over which he or she has independent responsibility for research, security selection, and portfolio construction. The team members also have access to additional portfolio managers and analysts within the various asset classes and markets in which the portfolio invests. Mr. Singer, as lead portfolio manager and coordinator for management of the portfolio, has responsibility for allocating the portfolio among the various managers and analysts, occasionally implementing trades on behalf of analysts on the team and reviewing the overall composition of the portfolio to ensure its compliance with its stated investment objectives and strategies. Information about Mr. Singer is provided below.

     Brian D. Singer is the Chief Investment Officer, Americas, at UBS Global Asset Management. Mr. Singer has been a Managing Director of UBS Global Asset Management since 1990.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

INCOME & VALUE TRUST

SUBADVISER:  Capital Guardian Trust Company ("CGTC")

INVESTMENT OBJECTIVE:  To seek the balanced accomplishment of (a) conservation of principal and (b) long-term growth of capital and income.

INVESTMENT STRATEGIES: The portfolio invests its assets in both equity and fixed income securities. CGTC has full discretion to determine the allocation of assets between equity and fixed income securities. Generally, between 25% and 75% of the portfolio's assets will be invested in fixed income securities unless CGTC determines that some other proportion would better serve the portfolio's investment objective.

     Fixed Income Securities. At least 80% of the fixed income portion of the portfolio will consist of the following:

      -- securities rated "Baa" or better at the time of purchase by Moody's or "BBB" by Standard & Poor's or deemed by CGTC to be of equivalent investment quality including mortgage-related and asset-backed securities (see "Other Risks of Investing" below for a description of these securities);

      -- non-U.S. dollar fixed income securities (up to 15% of the portfolio's assets including up to 5% in emerging market fixed income securities);

      -- securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

      -- cash or cash equivalents including commercial bank obligations and commercial paper.

     Fixed-income securities may include ADRs, Yankee Bonds and Eurodollar instruments which are U.S. dollar denominated and non-U.S. dollar fixed income securities subject to the limits set forth above.

     Equity Securities. Equity securities shall be traded on national securities exchanges, NASDAQ or in other national OTC markets and may include ADRs and other U.S. registered securities of foreign issuers which are denominated in U.S. dollars.

Temporary Defensive Investing

     To meet redemption requests or pending investment of its assets or during unusual market conditions, the Income & Value Trust may invest all or a portion of its assets in fixed income securities, cash and cash equivalents. To the extent the portfolio is in a defensive position, the ability to achieve its investment objective will be limited.

Use of Hedging and Other Strategic Transactions

     The Income & Value Trust is currently authorized to use all of the investment strategies referred to under "Hedging and Other Strategic Transactions." However, it is not presently contemplated that any of these strategies will be used to a significant degree by the portfolio.

Principal Risks of Investing in this Portfolio

     The principal risks of investing in the portfolio, which could adversely affect its net asset value and performance, include:

         --  Equity Securities Risk                       --  Mortgage- and Asset-Backed Securities Risk
         --  Fixed Income Securities Risk                 --  Derivatives Risk
         --  Lower Rated Fixed Income Securities Risk     --  Issuer Risk
         --  Foreign Securities Risk                      --  Active Management Risk
         (including Emerging Markets Risk)

     These and other risks are described under "Risks of Investing in Certain Types of Securities" following the fund descriptions. The risks of investing in derivatives are described in the Prospectus under "Hedging and Other Strategic Transactions."

Performance (A, B, C, D)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 13.68% (for the quarter ended 6/2003) and the lowest return was -13.70% (for the quarter ended 9/2002).


--------------------------------------------------------------------------------

        10.0%      15.9%      15.3%       8.5%       4.9%       1.0%      -15.9%     26.5%       7.6%       5.2%
         1996       1997       1998       1999       2000       2001       2002       2003       2004       2005

--------------------------------------------------------------------------------


                                                           One    Five     Ten    Date First
                                                          Year    Years   Years   Available
 Income & Value Trust
   Series I                                               5.22%   3.99%   7.36%   08/03/1989
   Series II(D)                                           4.98%   3.85%   7.28%   01/28/2002
   Series NAV(C)                                          5.22%   3.99%   7.36%   04/29/2005
 Combined Index(B)                                        4.06%   3.01%   6.32%
 Citigroup BIG Index                                      2.57%   5.93%   6.19%
 S&P 500 Index                                            4.91%   0.54%   9.07%

(A)Effective May 1, 1999, the portfolio changed its subadviser and its investment objective. Performance reflects results prior to these changes.
(B)The Combined Index represents 32.5% of the return of the Dow Jones Wilshire 5000 Index, 10% of the MSCI EAFE Index, 40% of the Lehman Brothers Aggregate Bond Index, 10% of the 90 Day T-Bill, and 7.5% of the Merrill Lynch High Yield Index through April 30, 1999, and 60% of the return of the S&P 500 Index and 40% of the return of the Citigroup Broad Investment Grade Bond Index from May 1, 1999 and thereafter.
(C)NAV shares were first offered April 29, 2005. Performance prior to April 29, 2005 is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses performance would be higher.
(D)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

SUBADVISER AND PORTFOLIO MANAGERS

     CGTC is located at 333 South Hope Street, Los Angeles, California 90071. CGTC is a wholly-owned subsidiary of Capital Group International, Inc. which itself is a wholly-owned subsidiary of The Capital Group Companies, Inc. CGTC has been providing investment management services since 1968.

     Capital Guardian Trust Company ("CGTC") uses a multiple portfolio manager system in managing the fund's assets. Under this approach, the portfolio of a fund is divided into segments managed by individual managers. Each manager's role is to decide how their respective segment will be invested by selecting securities within the limits provided by the fund's objectives and policies. CGTC's investment committee oversees this process. In addition, CGTC's investment analysts also may make investment decisions with respect to a portion of a fund's portfolio. Certain portfolio managers may also have investment analyst responsibilities with respect to specific research coverage.

-----------------------------------------------------------------------------------------------
PORTFOLIO MANAGER               LENGTH OF SERVICE WITH CGTC        BUSINESS EXPERIENCE DURING
TITLE, COMPANY AFFILIATION      OR AN AFFILIATE                         THE PAST 5 YEARS
-----------------------------------------------------------------------------------------------
Terry Berkemeier                14 years                         Portfolio Manager selecting
Vice President, CGTC                                             equity securities
-----------------------------------------------------------------------------------------------
Christine Cronin                9 years                          Portfolio Manager selecting
Vice President of Capital                                        fixed income securities
Research Company, an affiliate
of CGTC
-----------------------------------------------------------------------------------------------
Michael R. Ericksen             19 years                         Portfolio Manager selecting
Director and Senior Vice                                         equity securities
President, CGTC
-----------------------------------------------------------------------------------------------
David I. Fisher                 36 years                         Portfolio Manager selecting
Chairman of the Board, CGTC                                      equity securities
-----------------------------------------------------------------------------------------------
Michael D. Locke                10 years                         Portfolio Manager selecting
Vice President of Capital                                        fixed income securities
Research Company, an affiliate
of CGTC
-----------------------------------------------------------------------------------------------
Karen A. Miller                 15 years                         Portfolio Manager selecting
Director and Senior Vice                                         equity securities
President CGTC
-----------------------------------------------------------------------------------------------
James R. Mulally                26 years                         Portfolio Manager selecting
Director and Senior Vice                                         fixed income securities
President, CGTC
-----------------------------------------------------------------------------------------------
Wesley K.-S. Phoa               7 years                          Fixed-Income Quantitative
Vice President, CGTC                                             Analyst, Investment Analyst
                                                                 covering U.S. Government Bonds
-----------------------------------------------------------------------------------------------
Theodore R. Samuels             24 years                         Portfolio Manager selecting
Director and Senior Vice                                         equity securities
President, CGTC
-----------------------------------------------------------------------------------------------
Eugene P. Stein Vice Chairman,  33 years                         Portfolio Manager selecting
CGTC                                                             equity securities
-----------------------------------------------------------------------------------------------
Alan J. Wilson                  14 years                         Portfolio Manager selecting
Director and Senior Vice                                         equity securities
President, CGTC
-----------------------------------------------------------------------------------------------

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

MANAGED TRUST

Subadvisers: Grantham, May, Van Otterloo & Co. LLC ("GMO") Declaration Management & Research LLC ("Declaration")

INVESTMENT OBJECTIVE:  To seek income and long-term capital appreciation

INVESTMENT STRATEGIES: The portfolio invests primarily in a diversified mix of:
                       (a) common stocks of larger capitalization U.S. companies; and (b) bonds with an overall intermediate term average maturity.

     The portfolio, a balanced stock and bond portfolio, invests primarily in a diversified mix of: (a) common stocks of large and mid sized U.S. companies, and
(b) bonds with an overall intermediate term average maturity.

     The portfolio employs a multi-manager approach with two subadvisers, each of which employs its own investment approach and independently manages its portion of the portfolio. The portfolio will be rebalanced quarterly so that each subadviser manages the following portion of the portfolio:

        60%* GMO
        40%* Declaration

     *Percentages are approximate. Since the portfolio is only rebalanced quarterly, the actual portion of the portfolio managed by each subadviser will vary during each calendar quarter.

     This allocation methodology may change in the future.

GMO

     In managing its portion of the portfolio, GMO seek to outperform its benchmark, currently, the S&P 500 Index, an index of large capitalization U.S. stocks, independently maintained and published by Standard & Poor's.

     GMO typically invests its portion of the portfolio in equity investments in U.S. companies with larger capitalizations to gain broad exposure to the U.S. equity market. The subadviser defines "larger capitalizations" as capitalizations similar to the capitalizations of companies that issue stocks included in the S&P 500 Index. Under normal circumstances, GMO invests at least 80% of its portion of the portfolio in investments tied economically to the U.S.

     The subadviser uses proprietary research and quantitative models to seek out stocks it believes are undervalued or it believes have improving fundamentals. Generally, these stocks trade at prices below what the subadviser believes to be their fundamental value. The subadviser also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks), industry and sector weights, and market capitalization. The factors considered by the subadviser and the models it uses may change over time.

     GMO intends that its portion of the portfolio will be fully invested and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. GMO in managing its portion of the portfolio may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); or (iii) manage risk by implementing shifts in investment exposure.

DECLARATION

     Declaration selects bonds using a combination of proprietary research and quantitative tools. Declaration invests in bond and bond sectors that it believes are attractively priced based on market fundamentals and technical factors. The subadviser opportunistically emphasizes bonds with yields in excess of Treasury securities.

     Declaration normally has no more than 10% of its bond assets in high yield bonds and normally invests in foreign securities only if U.S. dollar denominated.

     Except as otherwise stated above under "Temporary Defensive Investing" on page 1 in the prospectus the portion of the portfolio managed by Declaration normally has 10% or less (usually lower) of its assets in cash and cash equivalents.

     The portion of the portfolio managed by Declaration may invest in initial public offerings (IPOs) and other types of securities that are not primary investment vehicles, for example: U.S. dollar denominated foreign securities and ADRs, certain Exchange Traded Funds (ETFs), and certain derivatives (investments whose value is based on indices or other securities).

ALL PORTIONS OF THE PORTFOLIO

     For information on temporary defensive investing see "Investment Objectives and Strategies -- Temporary Defensive Investing" on page 1 of the prospectus.

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

Principal Risks of Investing in this Portfolio

     The principal risks of investing in the portfolio, which could adversely affect its net asset value and performance, include:

         --  Equity Securities Risk                       --  Credit and Counterparty Risk
         --  Value Investing Risk                         --  Derivatives Risk
         --  Fixed Income Securities Risk                 --  Issuer Risk
         --  Lower Rated Fixed Income Securities Risk     --  Active Management Risk
         --  High Portfolio Turnover Risk

     These and other risks are described under "Risks of Investing in Certain Types of Securities" following the fund descriptions. The risks of investing in derivatives are described in the Prospectus under "Hedging and Other Strategic Transactions."

Performance(A, B, C)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series NAV shares. During the period shown in the bar chart, the highest quarterly return was 14.77% (for the quarter ended 12/1998) and the lowest return was -10.91% (for the quarter ended 9/2002).


--------------------------------------------------------------------------------

        16.7%      18.7%      20.4%       9.1%       0.0%      -2.8%      -13.2%     19.0%       8.2%       2.7%
         1996       1997       1998       1999       2000       2001       2002       2003       2004       2005

--------------------------------------------------------------------------------


                                                           One    Five       Ten      Date First
                                                          Year    Years     Years     Available
 Managed Trust
   Series NAV(A)                                          2.71%   2.19%     6.77%     03/29/1986
 Managed Combined Index(B)                                4.00%   2.99%     7.86%
 Lehman Brothers Aggregate Bond Index                     2.43%   5.87%     6.16%
 S&P 500 Index(B)                                         4.91%   0.54%     9.07%

(A)The Series NAV shares of the Managed Trust were first issued on April 29, 2005 in connection with the Trust's acquisition on that date of all the assets of the Managed Fund of John Hancock Variable Series Trust I ("JHVST") in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Managed Fund, the Trust's predecessor. These shares were first issued March 29, 1986.

(B)The Combined Index represents 50% S&P 500 Index and 50% Lehman Brothers Aggregate Bond Index from April 1986 to December 1997, then 60% S&P 500 Index and 40% Lehman Brothers Aggregate Bond Index from January 1998 thereafter.
(C)Current subadviser assignment became effective August 1, 2005.

SUBADVISER AND PORTFOLIO MANAGERS

     GMO serves as subadviser to the portfolio. GMO is a private company, founded in 1977, with offices located at 40 Rowes Wharf, Boston, Massachusetts.

     Day-to-day management of the portfolios is the responsibility of the Quantitative Division comprised of several investment professionals associated with GMO, and no one person is primarily responsible for day-to-day management of the portfolio. The Division's team members work collaboratively to manage the portfolio.

     Sam Wilderman is the Director of the Division and the senior member of the Division responsible for managing the implementation and monitoring the overall portfolio management of the portfolio.

     Mr. Wilderman joined the Division as co-director in 2005. Prior to joining the U.S. Quantitative Division in 2005, Mr. Wilderman was responsible for research and portfolio management for GMO's Emerging Markets Division.

     The Trust's Statement of Additional Information provides additional information about the senior member's compensation, other accounts managed by the senior member and the senior member's ownership of securities of the portfolio.

DECLARATION

     Declaration Management & Research LLC ("Declaration") is a Delaware limited liability company located at 1650 Tysons Boulevard, Suite 1100, McLean, VA 22102-4858. Declaration is an indirect wholly owned subsidiary of John Hancock Life Insurance Company ("JHLICO"). Independence Holdings and JHLICO are located at 200 Clarendon Street, Boston, MA 02117. JHLICO is an indirect wholly owned subsidiary of Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

     The portfolio is managed by an investment team overseen by:

      -- James E. Shallcross (since 2005). Mr. Shallcross joined Declaration Management in 1991 and is a Senior Vice President.

      -- Peter Farley (since 2005). Mr. Farley joined Declaration Management in 1996 and is a Vice President.

     The Trust's Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers ownership of securities of the portfolio.

                                SPECIALTY FUNDS

FINANCIAL SERVICES TRUST

SUBADVISER:  Davis Selected Advisers, L.P. ("Davis")

INVESTMENT OBJECTIVE:  To seek growth of capital.

INVESTMENT STRATEGIES: The portfolio invests primarily in common stocks of financial services companies. During normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) are invested in companies that are principally engaged in financial services. A company is "principally engaged" in financial services if it owns financial services-related assets constituting at least 50% of the value of its total assets, or if at least 50% of its revenues are derived from its provision of financial services.

     Companies in the financial services industry include commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, insurance companies and companies providing similar services. The portfolio may also invest in other equity securities and in foreign and fixed income securities.

     Davis uses the Davis Investment Discipline in managing the Financial Services Trust's portfolio. Davis conducts extensive research to seek to identify companies with durable business models that can be purchased at attractive valuations relative to their intrinsic value. Davis emphasizes individual stock selection and believes that the ability to evaluate management is critical. Davis routinely visits managers at their places of business in order to gain insight into the relative value of different businesses. Such research, however rigorous, involves predictions and forecasts that are inherently uncertain.

     Davis has developed a list of characteristics that it believes help companies to create shareholder value over the long term and manage risk. While few companies possess all of these characteristics at any given time, Davis seeks to invest in companies that demonstrate a majority, or an approximate mix of these characteristics, although there is no guarantee that it will be successful in doing so.

      --   Proven track record

      --   Significant personal ownership in business

      --   Strong balance sheet

      --   Low cost structure

      --   High after-tax returns on capital

      --   High quality of earnings

      --   Non-obsolescent products/services

      --   Dominant or growing market share

      --   Participation in a growing market

      --   Global presence and brand names

     Davis' goal is to invest in companies for the long term. Davis considers selling a company if it believes the stock's market price exceeds its estimates of intrinsic value, or if the ratio of the risks and rewards of continuing to own the company is no longer attractive.

     The portfolio may engage in active and frequent trading to achieve its principal investment strategies which will increase transaction costs.

Temporary Defensive Investing

     To meet redemption requests or pending investment of its assets or during unusual market conditions, the Financial Services Trust may place any portion of its assets in:

      -- money market instruments (which include commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks, repurchase agreements, nonconvertible debt securities and short term obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities);

      -- securities of other investment companies (or companies exempted under Section 3(c)(7) of the 1940 Act) that primarily invest in temporary defensive investments, subject to limitations under the 1940 Act.; and

      --   cash.

     When the portfolio is in a defensive position or awaiting investment of its assets, the ability to achieve its investment objective will be limited.

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

Principal Risks of Investing in this Portfolio

     The principal risks of investing in the portfolio, which could adversely affect its net asset value and performance, include:

         --  Equity Securities Risk                       --  Fixed Income Securities Risk
         --  Foreign Securities Risk                      --  Derivatives Risk
         --  Non-Diversified Portfolios Risk              --  Issuer Risk
         --  Growth Investing Risk                        --  Active Management Risk
         --  Industry or Sector Investing Risk
          (Financial Services)

     These and other risks are described under "Risks of Investing in Certain Types of Securities" following the fund descriptions. The risks of investing in derivatives are described in the Prospectus under "Hedging and Other Strategic Transactions."

     The portfolio concentrates its investments in securities of companies engaged in the financial services industries, a comparatively narrow segment of the economy, and may therefore experience greater volatility than funds investing in a broader range of industries. Moreover, a portfolio which concentrates its investments in a particular sector is particularly susceptible to the impact of market, economic, regulatory and other factors affecting that sector.

Performance(A, B, C)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 20.96% (for the quarter ended 6/2003) and the lowest return was -15.36% (for the quarter ended 9/2002).


--------------------------------------------------------------------------------

        -17.9%     33.6%      10.4%       9.8%
         2002       2003       2004       2005

--------------------------------------------------------------------------------


                                                          One     Life of    Date First
                                                          Year   Portfolio   Available
                                                          ----   ---------   ----------
 Financial Services Trust Series I                        9.78%    4.66%     04/30/2001
   Series II(B)                                           9.62%    4.51%     01/28/2002
   Series III(C)                                          9.40%    4.53%     09/05/2003
   Series NAV(A)                                          9.78%    4.66%     04/29/2005
 Lipper Financial Services Fund Index(A)                  5.93%    8.02%

(A) NAV shares were first offered April 29, 2005. Performance shown is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses performance would be higher.

()(B) Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.
(C) Series III shares were first offered September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series III shares. Had the performance for periods prior to September 5, 2005 reflected Series III expenses, performance would be lower.

SUBADVISER AND PORTFOLIO MANAGERS

     Davis was organized in 1969 and serves as the investment adviser for all of the Davis Funds, other mutual funds and other institutional clients. The sole general partner of Davis is Davis Investments, LLC, which is controlled by Christopher C. Davis. Davis is located at 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706.

     The Portfolio Managers are:

      -- Christopher C. Davis (since May, 2001). Mr. Davis, Chairman and Chief Executive Officer of Davis and a director and Chief Executive Officer, president or vice president of each of the Davis Funds, is co-portfolio manager of the Fundamental Value Trust and the Financial Services Trust. He has served as a portfolio manager with Davis since 1995.

      -- Kenneth Charles Feinberg (since May, 2001). Mr. Feinberg is co-portfolio manager of the Fundamental Value Trust and the Financial Services Trust. Since joining Davis in 1994, he has co-managed other equity funds advised by Davis and has also served as a research analyst.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

GLOBAL REAL ESTATE TRUST

SUBADVISER:  Deutsche Asset Management, Inc. ("DeAM")

INVESTMENT OBJECTIVE:  To achieve a combination of long-term capital appreciation and current income.

INVESTMENT STRATEGIES: The portfolio invests, under normal market conditions, at least 80% of net assets (plus any borrowings for investment purposes) in equity securities of U.S. real estate investment trusts ("REITs"), foreign entities with tax-transparent structures similar to REITs and U.S. and foreign real estate operating companies. Equity securities include common stock, preferred stock and securities convertible into common stock. The portfolio will be invested in issuers located in at least three different countries, including the United States.

     While DeAM is the Subadviser of the portfolio, the day-to-day activities of managing the portfolio have been delegated to RREEF America L.L.C., an investment management affiliate of DeAM ("DeAM RREEF").

     A company is considered to be a real estate company if, in the opinion of DeAM RREEF, at least 50% of its revenues or 50% of the market value of its assets at the time its securities are purchased by the portfolio are attributed to the ownership, construction, management or sale of real estate.

     DeAM RREEF looks for real estate securities it believes will provide superior returns to the portfolio, and attempts to focus on companies with the potential for stock price appreciation and a record of paying dividends.

     To find these issuers, DeAM RREEF tracks economic conditions and real estate market performance in major metropolitan areas and analyzes performance of various property types within those regions. To perform this analysis, it uses information from a global network of real estate professionals to evaluate the holdings of real estate companies and REITs in which the portfolio may invest. Its analysis also includes the companies' management structure, financial structure and business strategy. DeAM RREEF also considers the effect of the real estate securities markets in general when making investment decisions. DeAM RREEF does not attempt to time the market.

     The portfolio may realize some short-term gains or losses if DeAM RREEF chooses to sell a security because it believes that one or more of the following is true:

      --   A security is not fulfilling its investment purpose;

      --   A security has reached its optimum valuation; or

      --   A particular company or general economic conditions have changed.

     DeAM RREEF's United States portfolio management team will select all North and South American investments. Foreign investments will be selected by portfolio management teams within affiliates of DeAM RREEF under common control with Deutsche Bank AG, the indirect parent company of DeAM RREEF. All portfolio management teams will contribute to the global regional allocation process.

     Description of REITs. A REIT invest primarily in income-producing real estate or makes loans to persons involved in the real estate industry.

     Some REITs, called equity REITs, buy real estate and pay investors income from the rents received from the real estate owned by the REIT and from any profits on the sale of its properties. Other REITs, called mortgage REITs, lend money to building developers and other real estate companies and pay investors income from the interest paid on those loans. There are also hybrid REITs which engage in both owning real estate and making loans.

     If a REIT meets certain requirements, it is not taxed on the income it distributes to its investors.

     Based on its recent practices, DeAM RREEF expects that the portfolio's assets will be invested primarily in equity REITs. In changing market conditions, the portfolio may invest in other types of REITs. While a REIT is an entity defined by U.S. tax laws, various countries have created entities similar to REITs.

     Other Investments. When DeAM RREEF believes that it is prudent, the portfolio may invest a portion of its assets in other types of securities. These securities may include convertible securities, short-term securities, bonds, notes, securities of companies not principally engaged in the real estate industry, non-leveraged stock index futures contracts and other similar securities. (Stock index futures contracts, can help the portfolio's cash assets remain liquid while performing more like stocks). The portfolio also invests in American, European and Global Depositary Receipts. These are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. The portfolio, from time to time, may have significant investments in one or more countries.

Temporary Defensive Investing

     To meet redemption requests or pending investment of its assets or during unusual market conditions, the Global Real Estate Securities Trust may place all or a portion of its assets in liquid, high grade fixed income securities such as money market instruments, certificates of deposit, commercial paper, short-term corporate debt securities, variable rate demand notes, governments securities and repurchase agreements. To the extent the portfolio is in a defensive position, the ability to achieve its investment objective will be limited.

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

Principal Risks of Investing in this Portfolio

     The Principal risks of investing in the portfolio, which could adversely affect its net asset value and performance, include:

      --   Equity Securities Risk

      --   Foreign Securities Risk

      --   Non-Diversified Portfolios Risk

      --   Real Estate Securities Risk

      --   Derivatives Risk

      --   Issuer Risk

      --   Active Management Risk

     These and other risks are described under "Risks of Investing in Certain Types of Securities" following the fund descriptions. The risks of investing in derivatives are described in the Prospectus under "Hedging and Other Strategic Transactions."

     Investing in REITs and real estate related securities involves the risks associated with real estate investing, such as declines in real estate values, deterioration in general and local economic conditions and increases in interest rates. Any such developments could negatively affect the securities held by the portfolio and the value of the portfolio may decline. Moreover, shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements, than securities of larger issuers.

Performance

     Performance is not provided since the portfolio will commence operations in May, 2006.

SUBADVISER AND PORTFOLIO MANAGERS

     Deutsche Asset Management, Inc. ("DeAM"), located at 345 Park Avenue, New York, New York 10154, is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. Deutsche Bank AG is a major banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. DeAM provides a full range of investment advisory services to retail and institutional clients.

     RREEF America L.L.C., an investment management affiliate of DeAM ("DeAM RREEF"), located at The Hancock Building, 875 N. Michigan Ave, 41st Floor, Chicago, IL 60611, is an indirect wholly-owned subsidiary of Deutsche Bank AG. Other entities in the corporate chain of control of which RREEF America L.L.C. is a direct or indirect wholly-owned subsidiary include Deutsche Bank Americas Holding Corp. and Taunus Corporation. DeAM RREEF has provided real estate investment management services to institutional investors since 1975.

     RREEF Global Advisers Limited ("RREEF GA"), whose registered address is Winchester House, 1 Great Winchester Street, London, EC2N 2DB, is a wholly owned subsidiary of Deutsche Asset Management Group Limited, the holding company of the UK asset management businesses comprising, RREEF Limited, DB Absolute Return Strategies Limited and RREEF GA, It is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. The UK asset management business has provided real estate investment management services to institutional investors for over 20 years.

     Deutsche Investments Australia Limited, an investment management affiliate of DeAM located ate Level 21, 83 Clarence Street, Sydney Australia, NSW 2000. Deutsche Investments Australia Limited has been a registered investment adviser since 2000.

     Deutsche Asset Management (Hong Kong) Limited, an investment management affiliate of DeAM located at 55/F Cheung Kong Centre, 2 Queen's Road Central, Hong Kong. Deutsche Asset Management (Hong Kong) Limited has provided investment management services since 1999.

     Deutsche Asset Management International GMBH, an investment management affiliate of DeAM located at Mainzer Landstrasse 178-190, Frankfurt AM Main, Germany, 60327. Deutsche Asset Management International GMBH has been a registered investment adviser since 1983.

     The portfolio managers are:

      -- John F. Robertson, CFA, Partner of DeAM RREEF and Lead Manager of the portfolio

        - Joined DeAM RREEF in 1997 after 6 years of experience, most recently as an Assistant Vice President for Lincoln Investment Management, Inc., responsible for REIT research for the Delaware Pooled Trust Real Estate Fund.

        - BA from Wabash College; MBA from Indiana University.

      -- Jerry W. Ehlinger, CFA, Managing Director of DeAM RREEF and Manager of the portfolio

        - Joined DeAM RREEF in 2004 and has over 9 years experience as Senior Vice President at Heitman Real Estate Investment Management and at Morgan Stanley as senior research associate covering REITS.

        - BA from the University of Wisconsin-Whitewater, and MS from the University of Wisconsin-Madison.

      --   Asad Kazim, Vice President of DeAM RREEF and Manager of the portfolio

        - Joined DeAM RREEF in 2002 and has over six years of industry experience, formerly as a Financial Analyst at Clarion CRA Securities.

        - BS, The College of New Jersey.

      --   John W. Vojticek, Partner of DeAM RREEF and Manager of the portfolio

        - Re-joined DeAM RREEF in September 2004. Prior to that, Mr. Vojticek was a Principal at KG Redding and Associates and Managing Director of DeAM RREEF.

        - BS from the University of Southern California.

      -- Daniel Ekins, Director of Deutsche Investments Australia Limited and Manager of the portfolio

        - Joined Deutsche Investments Australia Limited in 1997 after spending three years at Hazama Corporation where his responsibilities included managing a direct property portfolio. Mr. Ekins also spent eight years working in commercial real estate consultancy at Jones Lang LaSalle and Knight Frank.

        - Mr. Ekins has a degree in Property Valuation, and graduate diplomas in Property Development and Applied Finance.

      --   William Leung, Vice President of Deutsche Asset Management (Hong
           Kong) Limited, and Manager of the portfolio

        - Joined Deutsche Asset Management (Hong Kong) Limited in 2000 after spending three years with Merrill Lynch and one year at UBS Warburg primarily focusing on equity research in Hong Kong and China.

        - Mr. Leung received his MBA from the Hong Kong University of Science and Technology.

      -- Kurt Klauditz, Director and Head of Liquid Assets and Financing of Deutsche Asset Management International GMBH and Manager of the portfolio

        - Joined DB Real Estate in January 2000 and has over 15 years of experience in the fields of portfolio management for currencies, bonds and equities.

      -- John Hammond, Director of RREEF Global Advisors and Manager of the portfolio

        - Joined RREEF Global Advisors in 2004 after spending over ten years in the real estate industry, most recently as a Property Equity Analyst and running dedicated real estate securities funds at Shroder Investment Management. Prior to that, Mr. Hammond was the Head of European Real Estate Research at ABN AMRO, and a fund manager at Henderson Global Investors.

        - Mr. Hammond has a degree in Land Management from the University of Reading.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

HEALTH SCIENCES TRUST

SUBADVISER:  T. Rowe Price Associates, Inc. ("T. Rowe Price")

INVESTMENT OBJECTIVE:  To seek long-term capital appreciation.

INVESTMENT STRATEGIES: The portfolio invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences (collectively termed "health sciences").

     While the portfolio may invest in companies of any size, the majority of its assets are expected to be invested in large-and mid-capitalization companies.

     T. Rowe Price's portfolio managers divide the health sciences sector into four main areas: pharmaceuticals, health care services companies, products and devices providers, and biotechnology firms. Their allocation among these four areas will vary depending on the relative potential within each area and the outlook for the overall health sciences sector. While most assets will be invested in U.S. common stocks, the portfolio may purchase other securities, including foreign securities, futures, and options in keeping with its objective.

     In managing the Health Sciences Trust, T. Rowe Price uses a fundamental, bottom-up analysis that seeks to identify high quality companies and the most compelling investment opportunities. In general, the portfolio will follow a growth investment strategy, seeking companies whose earnings are expected to grow faster than inflation and the economy in general. When stock valuations seem unusually high, however, a "value" approach, which gives preference to seemingly undervalued companies, may be emphasized.

     The Health Sciences Trust may invest up to 35% of its total assets in foreign securities (including emerging market securities) and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date.

     In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

     The Health Sciences Trust holds a certain portion of its assets in money market reserves which can consist of shares of the T. Rowe Price Reserve Investment Fund (or any other internal T. Rowe Price money market fund) as well as U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less.

     The portfolio may sell securities for a variety of reasons such as to secure gains, limit losses or redeploy assets into more promising opportunities.

     For information on temporary defensive investing see "Investment Objectives and Strategies -- Temporary Defensive Investing" on page 1.

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

Principal Risks of Investing in this Portfolio

     The principal risks of investing in the portfolio, which could adversely affect its net asset value and performance, include:

         --  Equity Securities Risk                       --  Small and Medium Size Companies Risk
         --  Foreign Securities Risk                      --  Derivatives Risk
          (including Emerging Markets Risk)               --  Issuer Risk
         --  Growth Investing Risk                        --  Active Management Risk
         --  Industry or Sector Investing Risk
          (Health Sciences)

     These and other risks are described under "Risks of Investing in Certain Types of Securities" following the fund descriptions. The risks of investing in derivatives are described in the Prospectus under "Hedging and Other Strategic Transactions."

     The portfolio concentrates its investments (invests more than 25% of its total assets) in securities of companies in the health sciences sector, a comparatively narrow segment of the economy, and therefore may experience greater volatility than funds investing in a broader range of industries. The portfolio may invest a considerable portion of assets in the same business, such as pharmaceuticals, or in related businesses such as hospital management and managed care. Moreover, companies in this segment are subject to the additional risks of increased competition within the health care industry, changes in legislation or government regulations, reductions in government funding, product liability or other litigation and the obsolescence of popular products.

Performance(A, B, C, D, E)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 18.13% (for the quarter ended 6/2003) and the lowest return was -15.78% (for the quarter ended 6/2002).


--------------------------------------------------------------------------------

        -27.2%     36.2%      15.3%      12.5%
         2002       2003       2004       2005

--------------------------------------------------------------------------------


                                                           One      Life of    Date First
                                                           Year    Portfolio   Available
 Health Sciences Trust
   Series I                                               12.50%     7.35%     04/30/2001
   Series II(C)                                           12.28%     7.20%     01/28/2002
   Series III(D)                                          12.29%     7.31%     09/05/2003
   Series NAV(B)                                          12.57%     7.36%     04/29/2005
 Lipper Health/Biotechnology Fund Index(A)                11.48%     6.38%

(A)The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of month end.

(B)NAV shares were first offered April 29, 2005. Performance shown is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses performance would be higher.

(C)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

(D)Series III shares were first offered September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series III shares. Had the performance for periods prior to September 5, 2005 reflected Series III expenses, performance would be lower.

(E)Since June 1, 2001, a portion of the Health Sciences Trust expenses were reimbursed.

SUBADVISER AND PORTFOLIO MANAGERS

     T. Rowe Price manages the Health Sciences Trust. T. Rowe Price, whose address is 100 East Pratt Street, Baltimore, Maryland 21202, was founded in 1937 by the late Thomas Rowe Price, Jr. T. Rowe Price Group, Inc., a publicly traded financial services holding company, owns 100% of the stock of T. Rowe Price. As of December 31, 2004, T. Rowe Price and its affiliates managed over $235 billion for over eight million individual and institutional investor accounts.

     The portfolio is managed by an investment advisory committee chaired by:

      -- Kris H. Jenner, M.D., D. Phil (since May, 2001). Dr. Jenner, who joined T. Rowe Price in 1997, is a Vice-President of T. Rowe Price and has been managing investments since 1998. From 1995-1997 he was a post-doctoral fellow at the Brigham and Women's Hospital, Harvard Medical School.

      -- The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the portfolio's investment program.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

NATURAL RESOURCES TRUST

SUBADVISER:  Wellington Management Company, LLP ("Wellington Management")

INVESTMENT OBJECTIVE:  To seek long-term total return.

INVESTMENT STRATEGIES: The portfolio invests, under normal market conditions, primarily in equity and equity-related securities of natural resource-related companies worldwide.

     Under normal market conditions, the portfolio will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of natural resource-related companies worldwide. Natural resource-related companies include companies that own or develop energy, metals, forest products and other natural resources, or supply goods and services to such companies. The portfolio seeks to invest in companies that are expected to benefit from rising demand for natural resources and natural resource-based products and services. The portfolio invests in four major areas:
1) energy, 2) metals and mining, 3) forest products and 4) other natural resource-based companies which are described below.

     Energy. The energy sector includes companies engaged in exploration, extraction, servicing, processing, distribution and transportation of oil, natural gas and other energy sources.

     Metals and Mining. The metals and mining sector includes companies engaged in exploration, mining, processing, fabrication, marketing or distribution of precious and non-precious metals and minerals.

     Forest Products. The forest products sector includes timber, pulp and paper product companies.

     Other Natural Resources-Based Companies. The other natural resources area consists of companies engaged in producing, processing and distributing agricultural products, fertilizer, and miscellaneous raw materials.

     The portfolio's "normal" allocation across the natural resources sub-sectors is approximately:

      --   60% -- Energy and energy related

      --   30% -- Metals and mining

      -- 10% -- Forest products, miscellaneous commodities companies, and non-ferrous metals.

     The "normal" sub-sector allocation reflects Wellington Management's view on availability and relative attractiveness of investment opportunities within the natural resources sector. The portfolio's sector allocation might differ significantly from this "normal" allocation at any specific point in time.

     Wellington Management uses a value-based approach to invest in a broad range of natural resources sectors. Wellington Management utilizes a moderate rotation among sectors in conjunction with bottom-up stock selection. Under normal market conditions the portfolio is fully invested.

     Natural resources companies often operate in countries that are different from the country in which their securities trade. Country allocation is primarily a result of the sector and security selection; however, a key element of Wellington Management's analysis is understanding the economic and political dynamics of each of these countries. The portfolio may invest without limitation in foreign securities. The portfolio utilizes currency hedging to protect the value of the portfolio's assets when Wellington Management deems it advisable to do so.

     Wellington Management utilizes fundamental research to identify companies with the best growth prospects and relative values. A large number of companies worldwide in the relevant sub-sectors are monitored and stocks are added or deleted from the portfolio on the basis of relative attractiveness. Wellington Management uses a variety of tools such as income statement and balance sheet analysis, cash flow projections and asset value calculations to analyze companies. Particularly in the oil and gas industry, specific accounting issues play an important role.

     Benchmark. The custom natural resources benchmark will consist of: 60% MSCI World Energy Sources and Equipment & Services, 30% MSCI World Metals and Mining and 10% MSCI World Forest Products & Paper.

     For information on temporary defensive investing see "Investment Objectives and Strategies -- Temporary Defensive Investing" on page 1.

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

Principal Risks of Investing in this Portfolio

     The principal risks of investing in the portfolio, which could adversely affect its net asset value and performance, include:

 --  Equity Securities Risk                      --  Derivatives Risk
 --  Foreign Securities Risk                     --  Issuer Risk
 --  Non-Diversified Portfolios Risk             --  Active Management Risk
 --  Industry or Sector Investing Risk
 (Natural Resources)

     These and other risks are described under "Risks of Investing in Certain Types of Securities" following the fund descriptions. The risks of investing in derivatives are described in the Prospectus under "Hedging and Other Strategic Transactions."

     The portfolio invests in natural resource related companies which involves special risks. For example, these companies may be affected by international political and economic developments, energy conservation, success of exploration projects, tax and other government regulations.

Performance(A, B, C, D)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 25.72% (for the quarter ended 9/2005) and the lowest return was -0.85% (for the quarter ended 12/2005).


--------------------------------------------------------------------------------

        24.3%      46.8%
         2004       2005

--------------------------------------------------------------------------------


                                                           One      Life of    Date First
                                                           Year    Portfolio   Available
 Natural Resources Trust
   Series I                                               46.77%    43.84%     05/01/2003
   Series II                                              46.42%    43.53%     05/01/2003
   Series III(C)                                          46.49%    43.61%     09/05/2003
   Series NAV(B)                                          46.88%    43.88%     02/28/2005
 Lipper Natural Resources Fund Index(A)                   46.41%    41.34%
 Combined Index(A, D)                                     27.74%    35.08%

(A)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since the information for this index is only provided as of a month end.

(B)NAV shares were first offered February 28, 2005. Performance prior to February 28, 2005 is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses performance would be higher.

(C)Series III shares were first offered September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series III shares. Had the performance for periods prior to September 5, 2005 reflected Series III expenses, performance would be lower.

(D)The Combined Index is comprised of 60% MSCI World Energy Index, 30% MSCI World Metals & Mining Index, and 10% MSCI World Paper & Forest Products Index.

SUBADVISER AND PORTFOLIO MANAGERS

     Wellington Management, a Massachusetts limited liability partnership, is a professional investment counseling firm with its principal business offices located at 75 State Street, Boston, Massachusetts 02109. Wellington Management and its predecessor organizations have provided investment services to investment companies, employee benefit plans, endowments, foundations and other institutions since 1928.

     The following people are primarily responsible for management of the Natural Resources Trust:

      -- James A. Bevilacqua, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as Portfolio Manager of the Natural Resources Trust since its inception in May, 2003. Mr. Bevilacqua joined Wellington Management as an investment professional in 1994.

      -- Karl E. Bandtel, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1990. Mr. Bandtel has been involved in the portfolio management and securities analysis for the Trust since its inception in May, 2003.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

REAL ESTATE EQUITY TRUST

SUBADVISER:  T. Rowe Price Associates, Inc. ("T. Rowe")

INVESTMENT OBJECTIVE:  To seek to provide long-term growth through a combination of capital appreciation and current income.

INVESTMENT STRATEGIES: The portfolio invests, under normal market conditions, at least 80% of net assets in the equity securities of real estate companies. The definition of real estate companies is broad and includes those that derive at least 50% of revenues or profits from, or commit at least 50% of assets to, real estate activities.

     The portfolio is likely to maintain a significant portion of assets in real estate investment trusts (REITs). REITs pool money to invest in properties (equity REITs) or mortgages (mortgage REITs) and are described in more detail below. The portfolio generally invests in equity REITs. Other investments in the real estate industry may include real estate operating companies, brokers, developers, and builders of residential, commercial, and industrial properties; property management firms, finance, mortgage, and mortgage servicing firms; construction supply and equipment manufacturing companies; and firms dependent on real estate holdings for revenues and profits, including lodging, leisure, timber, mining, and agriculture companies.

     The portfolio will not own real estate directly and will have no restrictions on the size of companies selected for investment. Up to 20% of portfolio assets may be invested in companies deriving a substantial portion of revenues or profits from servicing real estate firms, as well as in companies unrelated to the real estate business.

     Stock selection is based on fundamental, bottom-up analysis that generally seeks to identify high-quality companies with both good appreciation prospects and income-producing potential. Factors considered by the portfolio manager in selecting real estate companies include one or more of the following: relative valuation; free cash flow; undervalued assets; quality and experience of management; type of real estate owned; and the nature of a company's real estate activities.

     In pursing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

     While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks (up to 25% of total assets), convertible securities, futures, and options, in keeping with the objectives of the portfolio. From time to time, the portfolio may invest in debt securities of any type, including municipal securities, without regard to quality or rating. The portfolio may purchase up to 10% of its total assets in any type of noninvestment-grade debt securities (or junk bond) including those in default. Fund investments in convertible securities are not subject to this limit. Below investment grade bonds, or junk bonds can be more volatile and have greater risk of default than investment grade bonds.

     The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

     REITs. The portfolio may invest a substantial portion of its assets in real estate investment trusts or REITs, which are pooled investment vehicles that typically invest directly in real estate, in mortgages and loans collateralized by real estate, or in a combination of the two. "Equity" REITs invest primarily in real estate that produces income from rentals. "Mortgage" REITs invest primarily in mortgages and derive their income from interest payments.

     The types of properties owned, and sometimes managed, by REITs include: office buildings, apartment and condominiums, retail properties, industrial and commercial sites, hotels and resorts, health care facilities, manufactured housing, self-storage facilities, leisure properties, special use facilities.

     REITs usually specialize in a particular type of property and may concentrate their investments in particular geographical areas. For this reason and others, a portfolio investing in REITs provides investors with an efficient, low-cost means of diversifying among various types of property in different regions.

     Temporary Defensive Investing. For information on temporary defensive investing, see "Investment Objectives and Strategies -- Temporary Defensive Investing" on page 1.

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

Principal Risks of Investing in this Portfolio

     The principal risks of investing in the portfolio, which could adversely affect its net asset value and performance, include:

         --  Equity Securities Risk                       --  Derivatives Risk
         --  Foreign Securities Risk                      --  Issuer Risk
         --  Small and Medium Size Company Risk           --  Active Management Risk
         --  Real Estate Securities Risk

     These and other risks are described under "Risks of Investing in Certain Types of Securities" following the fund descriptions. The risks of investing in derivatives are described in the Prospectus under "Hedging and Other Strategic Transactions."

Performance

     Performance is not provided since the portfolio commenced operations in May, 2006.

SUBADVISER AND PORTFOLIO MANAGERS

     T. Rowe Price, whose address is 100 East Pratt Street, Baltimore, Maryland 21202, was founded in 1937 by the late Thomas Rowe Price, Jr. T. Rowe Price Group, Inc., a publicly traded financial services holding company, owns 100% of the stock of T. Rowe Price.

     The portfolio has an Investment Advisory Committee with David M. Lee as Chairman. The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the portfolio's investment program. David Lee is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc. He is also a Portfolio Manager and Research Analyst in the Equity Division. As an analyst, he covers the real estate industry. Prior to joining the firm in 1993, he spent six years with IBM. David earned a B.S. in Engineering from the University of Illinois at Urbana-Champaign and an M.B.A. from Stanford University. He has also earned the Chartered Financial Analyst accreditation.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

REAL ESTATE SECURITIES TRUST

SUBADVISER:  Deutsche Asset Management, Inc ("DeAM")

INVESTMENT OBJECTIVE:  To seek to achieve a combination of long-term capital appreciation and current income.

INVESTMENT STRATEGIES: The portfolio invests, under normal market conditions, at least 80% of net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts ("REITS") and real estate companies. Equity securities include common stock preferred stock and securities convertible into common stock.

     While DeAM is the Subadviser of the portfolio, the day-to-day activities of managing the portfolio have been delegated to RREEF America L.L.C., an investment management affiliate of DeAM ("DeAM RREEF").

     A company is considered to be a real estate company if, in the opinion of DeAM RREEF, at least 50% of its revenues or 50% of the market value of its assets at the time its securities are purchased by the portfolio are attributed to the ownership, construction, management or sale of real estate.

     DeAM RREEF looks for real estate securities it believes will provide superior returns to the portfolio, and attempts to focus on companies with the potential for stock price appreciation and a record of paying dividends.

     To find these issuers, DeAM RREEF tracks economic conditions and real estate market performance in major metropolitan areas and analyzes performance of various property types within those regions. To perform this analysis, it uses information from a nationwide network of real estate professionals to evaluate the holdings of real estate companies and REITs in which the portfolio may invest. Its analysis also includes the companies' management structure, financial structure and business strategy. The goal of these analyses is to determine which of the issuers DeAM RREEF believes will be the most profitable to the portfolio. DeAM RREEF also considers the effect of the real estate securities markets in general when making investment decisions. DeAM RREEF does not attempt to time the market.

     Description of REITs. A REIT invest primarily in income-producing real estate or makes loans to persons involved in the real estate industry.

     Some REITs, called equity REITs, buy real estate and pay investors income from the rents received from the real estate owned by the REIT and from any profits on the sale of its properties. Other REITs, called mortgage REITs, lend money to building developers and other real estate companies and pay investors income from the interest paid on those loans. There are also hybrid REITs which engage in both owning real estate and making loans.

     If a REIT meets certain requirements, it is not taxed on the income it distributes to its investors.

     The portfolio may realize some short-term gains or losses if DeAM RREEF chooses to sell a security because it believes that one or more of the following is true:

      --   A security is not fulfilling its investment purpose;

      --   A security has reached its optimum valuation; or

      --   A particular company or general economic conditions have changed.

     Based on its recent practices, DeAM RREEF expects that the portfolio's assets will be invested primarily in equity REITs. In changing market conditions, the portfolio may invest in other types of REITs.

     Other Investments. When DeAM RREEF believes that it is prudent, the portfolio may invest a portion of its assets in other types of securities. These securities may include convertible securities, short-term securities, bonds, notes, securities of companies not principally engaged in the real estate industry, non-leveraged stock index futures contracts and other similar securities. (Stock index futures contracts, can help the portfolio's cash assets remain liquid while performing more like stocks.)

     The portfolio may invest up to 10% of its total assets in securities of foreign real estate companies.

Temporary Defensive Investing

     To meet redemption requests or pending investment of its assets or during unusual market conditions, the Real Estate Securities Trust may place all or a portion of its assets in liquid, high grade fixed income securities such as money market instruments, certificates of deposit, commercial paper, short-term corporate debt securities, variable rate demand notes, governments securities and repurchase agreements. To the extent the portfolio is in a defensive position, the ability to achieve its investment objective will be limited.

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

Principal Risks of Investing in this Portfolio

     The principal risks of investing in the portfolio, which could adversely affect its net asset value and performance, include:

         --  Equity Securities Risk                       --  Derivatives Risk
         --  Foreign Securities Risk                      --  Issuer Risk
         --  Non-Diversified Portfolios Risk              --  Active Management Risk
         --  Real Estate Securities Risk

     These and other risks are described under "Risks of Investing in Certain Types of Securities" following the fund descriptions. The risks of investing in derivatives are described in the Prospectus under "Hedging and Other Strategic Transactions."

Performance(A, B, C, D)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 20.21% (for the quarter ended 12/1996) and the lowest return was -11.04% (for the quarter ended 9/1998).


--------------------------------------------------------------------------------

        34.7%      18.4%      -16.4%     -8.0%      25.7%       3.1%       2.6%      39.1%      32.0%      11.8%
         1996       1997       1998       1999       2000       2001       2002       2003       2004       2005

--------------------------------------------------------------------------------


                                                            One      Five        Ten      Date First
                                                           Year      Years      Years     Available
 Real Estate Securities Trust Series I                     11.85%    16.81%    12.86%     04/30/1987
   Series II(C)                                            11.65%    16.67%    12.79%     01/28/2002
   Series III(D)                                           11.47%    16.66%    12.79%     09/05/2003
   Series NAV(B)                                           11.94%    16.83%    12.87%     02/28/2005
 Morgan Stanley
   REIT Index(B)                                           12.13%    18.71%    14.35%

(A)On November 25, 2002, the portfolio changed its subadviser. Performance reflects results prior to this change. On December 31, 1996, Manulife Series Fund, Inc. merged with the Trust. Performance presented for this portfolio is based upon the performance of the respective predecessor Manulife Series Fund, Inc. portfolio for periods prior to December 31, 1996.

(B)NAV shares were first offered February 28, 2005. Performance prior to February 28, 2005 is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses performance would be higher.

(C)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

(D)Series III shares were first offered September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series III shares. Had the performance for periods prior to September 5, 2005 reflected Series III expenses, performance would be lower.

SUBADVISER AND PORTFOLIO MANAGERS

Deutsche Asset Management, Inc. ("DeAM")

     Deutsche Asset Management, Inc. ("DeAM"), located at 345 Park Avenue, New York, New York 10154, is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. Deutsche Bank AG is a major banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. DeAM provides a full range of investment advisory services to retail and institutional clients.

     RREEF America L.L.C., an investment management affiliate of Deutsche Asset Management, Inc. ("DeAM RREEF"), located at The Hancock Building, 875 N. Michigan Ave, 41st Floor, Chicago, IL 60611, is an indirect wholly-owned subsidiary of Deutsche Bank AG. Other entities in the corporate chain of control of which RREEF America L.L.C. is a direct or indirect wholly-owned subsidiary include Deutsche Bank Americas Holding Corp. and Taunus Corporation. DeAM RREEF has provided real estate investment management services to institutional investors since 1975.

      -- John F. Robertson, CFA, Partner of DeAM RREEF and Lead Manager of the portfolio

        - Joined DeAM RREEF in 1997 after 6 years of experience, most recently as an Assistant Vice President for Lincoln Investment Management, Inc., responsible for REIT research for the Delaware Pooled Trust Real Estate Fund.

      -- Jerry W. Ehlinger, CFA, Managing Director of DeAM RREEF and Manager of the portfolio

        - Joined DeAM RREEF in 2004 and has over 9 years experience as Senior Vice President at Heitman Real Estate Investment Management and at Morgan Stanley as senior research associate covering REITS.

      -- Asad Kazim, Vice President of DeAM RREEF and Manager of the portfolio

        - Joined DeAM RREEF in 2002 and has over six years of industry experience, formerly as a Financial Analyst at Clarion CRA Securities.

      --   John W. Vojticek,  Partner of DeAM RREEF and Manager of the portfolio

        - Re-joined DeAM RREEF in September 2004. Prior to that, Mr. Vojticek was a Principal at KG Redding and Associates and Managing Director of DeAM RREEF.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

SCIENCE & TECHNOLOGY TRUST

SUBADVISER:  T. Rowe Price Associates, Inc. ("T. Rowe Price")

INVESTMENT OBJECTIVE:  To seek long-term growth of capital. Current income is incidental to the portfolio's objective.

INVESTMENT STRATEGIES: The portfolio invests primarily in common stocks of science and technology companies.

     The Science & Technology Trust invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of companies expected to benefit from the development, advancement, and/or use of science and technology. Some industries likely to be represented in the portfolio include:

         --  Computers including hardware, software       --  life sciences and health care, including
        and   electronic components                         pharmaceuticals, medical devices, and
         --  telecommunications                             biotechnology
         --  media and information services               --  chemicals and synthetic materials
         --  environmental services                       --  defense and aerospace
         --  e-commerce

     While most of the portfolio's assets are invested in U.S. common stocks, the Science & Technology Trust may also purchase other types of securities, including U.S. and non-U.S. dollar denominated foreign securities, convertible stocks and bonds, and warrants in keeping with its objectives.

     Stock selection for the portfolio generally reflects a growth approach based on an assessment of a company's fundamental prospects for above-average earnings, rather than on a company's size. As a result, portfolio holdings can range from securities of small companies developing new technologies to securities of blue chip firms with established track records of developing and marketing technological advances. The portfolio may also invest in companies that are expected to benefit from technological advances even if they are not directly involved in research and development. The portfolio may invest in suitable technology companies through initial public offerings.

     The portfolio holds a certain portion of its assets in money market reserves which can consist of shares of the T. Rowe Price Reserve Investment Fund (or any other internal T. Rowe Price money market fund) as well as U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less.

     The portfolio may sell securities for a variety of reasons such as to secure gains, limit losses or redeploy assets into more promising opportunities.

     The Science & Technology Trust may invest up to 10% of its total assets in hybrid instruments. Hybrid instruments are a type of high-risk derivative which can combine the characteristics of securities, futures and options.

     In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

     For information on temporary defensive investing see "Investment Objectives and Strategies -- Temporary Defensive Investing" on page 1.

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

Principal Risks of Investing in this Portfolio

     The principal risks of investing in the portfolio, which could adversely affect its net asset value and performance, include:

         --  Equity Securities Risk                       --  Active Management Risk
         --  Foreign Securities Risk                      --  Derivatives Risk
         --  Small and Medium Size Companies Risk         --  Issuer Risk
         --  Industry or Sector Investing Risk
          (Telecommunications; Health Sciences;
          Technology)

     These and other risks are described under "Risks of Investing in Certain Types of Securities" following the fund descriptions. The risks of investing in derivatives are described in the Prospectus under "Hedging and Other Strategic Transactions."

     The portfolio is subject to the risks of industry or sector investing since it invests primarily in science and technology sectors, including Internet-related investments. The products and services of companies in the science and technology sectors may not prove commercially successful or may become obsolete quickly, and a portfolio of these securities may be riskier or more volatile in price than one that invests in more market sectors. Due to the portfolio's emphasis on science and technology sectors, including Internet-related investments, an investment in the portfolio should be considered extremely risky even as compared to other portfolios that invest primarily in the securities of small companies. Investing in the portfolio alone cannot provide a balanced investment program.

Performance(A, B, C, D, E)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 47.10% (for the quarter ended 12/1998) and the lowest return was -40.43% (for the quarter ended 9/2001).


--------------------------------------------------------------------------------

        43.3%      99.5%      -34.1%     -41.2%     -40.8%     50.4%       0.9%       2.1%
         1998       1999       2000       2001       2002       2003       2004       2005

--------------------------------------------------------------------------------


                                                            One      Five      Life of    Date First
                                                           Year      Years    Portfolio   Available
 Science & Technology Trust
   Series I                                                 2.08%   -11.63%     1.32%     01/01/1997
   Series II(C)                                             1.82%   -11.70%     1.27%     01/28/2002
   Series III(D)                                            1.82%   -11.67%     1.29%     09/05/2003
   Series NAV(B)                                            2.17%   -11.61%     1.33%     04/29/2005
 Lipper Science & Technology Fund Index(A)                  5.37%    -8.68%     4.62%

(A)The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of month end.

(B)NAV shares were first offered April 29, 2005. Performance prior to April 29, 2005 is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses performance would be higher.

(C)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

(D)Series III shares were first offered September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series III shares. Had the performance for periods prior to September 5, 2005 reflected Series III expenses, performance would be lower.

(E)Since June 1, 2000, a portion of the Science & Technology Trust expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.

SUBADVISER AND PORTFOLIO MANAGERS

     T. Rowe Price manages the Science & Technology Trust. T. Rowe Price, whose address is 100 East Pratt Street, Baltimore, Maryland 21202, was founded in 1937 by the late Thomas Rowe Price, Jr. T. Rowe Price Group, Inc., a publicly traded financial services holding company, owns 100% of the stock of T. Rowe Price. As of December 31, 2004, T. Rowe Price and its affiliates managed over $235 billion for over eight million individual and institutional investor accounts.

     The portfolio is managed by an investment advisory committee chaired by:

      -- Michael F. Sola (since January 2002). Mr. Sola, who joined T. Rowe Price in 1995 as a technology analyst, is a Vice President of T. Rowe Price and has been managing investments since 1997. He is a Chartered Financial Analyst.

     The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the portfolio's investment program.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

UTILITIES TRUST

SUBADVISER:  Massachusetts Financial Services Company ("MFS")

INVESTMENT OBJECTIVE:  To seek capital growth and current income (income above that available from a portfolio invested entirely in equity securities).

INVESTMENT STRATEGIES: The portfolio invests, under normal market conditions, at least 80% of its net assets in securities of companies in the utilities industry. Securities in the utilities industry may include equity and debt securities of domestic and foreign companies (including emerging markets).

     MFS considers a company to be in the utilities industry if, at the time of investment, MFS determines that a substantial portion (i.e., at least 50%) of the company's assets or revenues are derived from one or more utilities. Securities in which the portfolio invests are not selected based upon what sector of the utilities industry a company is in (i.e., electric, gas telecommunications) or upon a company's geographic region. Companies in the utilities industry include: (i) companies engaged in the manufacture, production, generation, transmission, sale or distribution of electric, gas or other types of energy, water or other sanitary services; and (ii) companies engaged in telecommunications, including telephone, cellular, telegraph, satellite, microwave, cable television and other communications media.

     The portfolio is non-diversified. This means that it may invest its assets in one or a few issuers.

     Equity Investments. The portfolio may invest in equity securities, including common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts. MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (including the equity portion of the fund) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the portfolio manager of the portfolio and MFS' large group of equity research analysts. In performing this analysis and selecting securities for the portfolio, MFS places particular emphasis on each of the following factors:

      --   the current regulatory environment;

      --   the strength of the company's management team; and

      -- the company's growth prospects and valuation relative to its long-term potential.

     Equity securities may be listed on a securities exchange or traded in the over-the-counter markets.

     As noted above, the portfolio's investments in equity securities include convertible securities. A convertible security is a security that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security generally provides:

      --   a fixed income stream, and

      -- the opportunity, through its conversion feature, to participate in an increase in the market price of the underlying common stock.

     Fixed Income Investments. The portfolio invests in the following fixed income securities:

      -- corporate bonds, which are bonds or other debt obligations issued by corporations or similar entities, including up to but not including 20% of its net assets in lower rated bonds, commonly known as junk bonds (see "Other Risks of Investing -- Lower Rated Fixed Income Securities" for further information on these securities.)

      -- mortgage-back securities and asset-back securities, (see "Other Risks of Investing -- Asset Back Securities/ Mortgage Backed Securities" for further information on these securities.)

      -- U.S. government securities, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed by, the U.S. government or one of its agencies or instrumentalities or a government sponsored enterprise. Certain U.S. Government securities in which the portfolio may invest, such as U.S. Treasury obligations (including bills, notes and bonds) and mortgage-backed securities guaranteed by the Government National Mortgage Association
           (GNMA), are backed by the full faith and credit or the United States Government and ordinarily involve minimal credit risk. Other U.S. Government securities in which the portfolio may invest involve increased credit risk because they are backed only by the credit of a U.S. federal agency or government sponsored enterprise, such as the Federal Home Loan Bans (FHLBs), the Federal Home Loan Mortgage Corporation (Freddie Mac) or the Federal National Mortgage Association (Fannie Mae). Although government sponsored enterprises such as FHLBs, Freddie Mac and Fannie Mae may be charted or sponsored by Congress, they are not funded by Congressional appropriations and their securities are not issued or guaranteed by the U.S. Treasury or supported by the full faith and credit of the United States Government.

     In selecting fixed income investments for the portfolio, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed income oriented funds (including the fixed income portion of the fund) as a tool in making or adjusting the fund's asset allocations to these various segments of the fixed income markets. In assessing the credit quality of fixed income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

     Foreign Securities. The portfolio may not exceed 35% of its net assets in foreign securities (including emerging markets securities, Brady bonds and depositary receipts) such as:

      --   Equity securities of foreign companies in the utilities industry,

      -- Fixed income securities of foreign companies in the utilities industry,

      --   Fixed income securities issued by foreign governments.

     The portfolio may have exposure to foreign currencies through its investments in foreign securities, its direct holdings of foreign currencies, or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date.

     General. The Utilities Trust may also invest to a limited extent in: (a) municipal bonds, (b) variable and floating rate obligations, (c) zero coupon bonds, deferred interest bonds and PIK bonds, (d) investment companies, (e) restricted securities, (f) indexed/structured securities and (g) repurchase agreements, (h) short-term instruments and (i) when-issued securities. These investment techniques and practices are described further in the prospectus under "Additional Investment Policies and Transactions" and in the Statement of Additional Information.

     The Utilities Trust may engage in active and frequent trading to achieve its principal investment strategies which will increase transaction costs.

     For information on temporary defensive investing see "Investment Objectives and Strategies -- Temporary Defensive Investing" on page 1.

Use of Hedging and Other Strategic Transactions

     The Utilities Trust is currently authorized to use all of the various investment strategies referred to under "Additional Information About the Portfolios' Investments -- Hedging and Other Strategic Transactions" (except swaps and related derivative instruments). More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

Principal Risks of Investing in this Portfolio

     The principal risks of investing in the portfolio, which could adversely affect its net asset value and performance, include:

         --  Equity Securities Risk                       --  Mortgage- and Asset-Backed Securities Risk
         --  Non-Diversified Portfolios Risk              --  Foreign Securities Risk
         --  Fixed Income Securities Risk                 --  Derivatives Risk
         --  Lower Rated Fixed Income Securities Risk     --  Issuer Risk
         --  Industry or Sector Investing Risk            --  Active Management Risk
        (Utilities)
         --  High Portfolio Turnover Risk

     These and other risks are described under "Risks of Investing in Certain Types of Securities" following the fund descriptions. The risks of investing in derivatives are described in the Prospectus under "Hedging and Other Strategic Transactions."

     The portfolio's investment performance will be closely tied to the performance of utility companies. Many utility companies, especially electric and gas and other energy related utility companies, are subject to various uncertainties, including: risks of increases in fuel and other operating costs; restrictions on operations and increased costs and delays as a result of environmental and nuclear safety regulations; coping with the general effects of energy conservation; technological innovations which may render existing plans, equipment or products obsolete; the potential impact of natural or man-made disasters; difficulty obtaining adequate returns on invested capital, even if frequent rate increases are approved by public service commissions; the high cost of obtaining financing during periods of inflation; difficulties of the capital markets in absorbing utility debt and equity securities; and increased competition.

     Furthermore, there are uncertainties resulting from certain telecommunications companies' diversification into new domestic and international businesses as well as agreements by many such companies linking future rate increases to inflation or other factors not directly related to the active operating profits of the enterprise. Because utility companies are faced with the same obstacles, issues and regulatory burdens, their securities may react similarly and more in unison to these or other market conditions. These price movements may have a larger impact on the portfolio than on a portfolio with a more broadly diversified portfolio.

Performance(A, B, C, D)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 19.87% (for the quarter ended 6/2003) and the lowest return was -15.58% (for the quarter ended 6/2002).


--------------------------------------------------------------------------------

        -23.5%     34.5%      29.4%      16.8%
         2002       2003       2004       2005

--------------------------------------------------------------------------------


                                                            One      Life of    Date First
                                                           Year     Portfolio   Available
 Utilities Trust
   Series I                                                16.82%     3.28%     04/30/2001
   Series II(C)                                            16.56%     3.12%     01/28/2002
   Series III(D)                                           16.29%     3.11%     09/05/2003
   Series NAV(B)                                           16.73%     3.27%     04/29/2005
 S&P Utilities Sector Index(A)                             16.84%    -2.05%

(A)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since the information for this index is only provided as of a month end.

(B)NAV shares were first offered April 29, 2005. Performance prior to April 29, 2005 is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses performance would be higher.

(C)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

(D)Series III shares were first offered September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series III shares. Had the performance for periods prior to September 5, 2005 reflected Series III expenses, performance would be lower.

SUBADVISER AND PORTFOLIO MANAGERS

     MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. MFS is an indirect subsidiary of Sun Life Financial Inc. (an insurance company). MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

     The Portfolio Managers are:

      -- Maura A. Shaughnessy (since May, 2001). Ms. Shaughnessy focuses primarily on equity securities. She is a Senior Vice President of MFS and has been employed in the investment management area of MFS since 1991. Ms. Shaughnessy has managed the MFS Utilities Fund since 1992.

      -- Robert D. Persons (since May, 2005). Mr. Persons focuses primarily on debt securities. He is a Vice President of MFS and has been employed in the investment management area of MFS since 2000. Mr. Persons has managed the MFS Utilities Fund since May, 2005.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

ABSOLUTE RETURN TRUST

SUBADVISER:  MFC Global Investment Management (U.S.A.) Limited ("MFC Global")

INVESTMENT OBJECTIVE:  To seek maximum real return, consistent with preservation of real capital and prudent investment management.

     The Absolute Return Trust differs from the portfolios previously described (other than the Lifestyle Trusts and the Index Allocation Trust) in that the Absolute Return Trust invests in a number of the other portfolios of the Trust which invest primarily either in equity securities or fixed income securities ("Underlying Portfolios"). The Absolute Return Trust may also invest in the securities of other investment companies and in other types of investments as described below.

     The Trust portfolios eligible for purchase by the Absolute Return Trust consist of all of the Trust portfolios except the Lifestyle Trusts, the Index Allocation Trust and the American Growth Trust, American International Trust, American Blue Chip Income and Growth Trust, American Bond Trust and American Growth-Income Trust. In investing in shares of Underlying Portfolios, the Absolute Return Trust purchases only NAV shares (which are not subject to Rule 12b-1 fees).

     The Absolute Return Trust is non-diversified for purposes of the 1940 Act.

Other Permitted Investments

     The Absolute Return Trust may also invest in:

      --   U.S. government securities and short-term paper.

      -- Shares of other registered open-end investment companies (and registered unit investment trusts) within the same "group of investment companies" as that term is defined in Section 12 of the 1940 Act.

     In addition, as permitted by SEC order or applicable regulations, the portfolio may:

      --   Purchase domestic and foreign equity and fixed income securities.

      -- Investments in equity securities may include common and preferred stocks of large, medium and small capitalization companies in both developed (including the U.S.) and emerging markets.

      -- Investments in fixed income securities may include debt securities of governments throughout the world (including the U.S.), their agencies and instrumentalities, debt securities of corporations and supranationals, inflation protected securities, convertible bonds, mortgaged-backed securities, asset-backed securities and collateralized debt securities. Investments in fixed income securities may include securities of issuers in both developed (including the U.S.) and emerging markets and may include fixed income securities rated below investment grade.

      -- Purchase securities of registered closed-end investment companies that are part of the same "group of investment companies" as that term is defined in Section 12 of the 1940 Act.

      -- Invest up to 15% of its net assets in illiquid securities of such entities as limited partnerships and other pooled investment vehicles such as hedge funds.

      -- Make short sales of securities (borrow and sell securities not owned by the portfolio), either to realize appreciation when a security that the portfolio does not own declines in value or as a hedge against potential declines in the value of a portfolio security.

Expenses

     The Absolute Return Trust bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of any investment company or similar entity in which it invests.

Use of Hedging and Other Strategic Transactions

     As permitted by SEC order or applicable regulations, the Absolute Return Trust is authorized to use any of the various investment strategies referred to under "Hedging and Other Strategic Transactions."

Management of the Absolute Return Trust

     Subject to the limitations described above, the Absolute Return Trust may at any time invest any percentage of its assets in any of the different investments described above. The subadviser may from time to time adjust the percentage of assets invested in any specific investment held by the Absolute Return Trust. Such adjustments may be made, for example, to increase or decrease the Absolute Return Trust's holdings of particular asset classes, to adjust portfolio quality or the duration of fixed income securities or to increase or reduce the percent of the Absolute Return Trust's assets subject to the management of a particular Underlying Portfolio subadviser. In addition, changes may be made to reflect fundamental changes in the investment environment.

     The investment performance of the Absolute Return Trust will reflect both its subadviser's allocation decisions with respect to its investments and the investment decisions made by the adviser or subadviser to an investment company or similar entity which is purchased by the Absolute Return Trust.

     In employing its investment strategies for the Absolute Return Trust, the subadviser attempts to achieve an average annual total rate of return for the Portfolio that meets or exceeds the Consumer Price Index (All Urban Consumers) ("CPI") plus 5% (net of advisory fees) over a long-term time horizon while attempting to maintain a low probability of negative returns in any 12 month time period. Neither the Advisor or subadvisor represent or guarantee that the Absolute Return Trust will meet this total return goal or achieve positive returns every year.

Temporary Defensive Investing

     The Absolute Return Trust may invest up to 100% of its assets in cash or money market instruments of the type in which the Money Market Trust is authorized to invest for the purpose of:

      --   meeting redemption requests,

      --   making other anticipated cash payments, or

      -- protecting the portfolio in the event MFC Global (U.S.A.) determines that market or economic conditions warrant a defensive posture.

     To the extent the Absolute Return Trust is in a defensive position, its ability to achieve its investment objective will be limited.

Principal Risks of Investing in the Absolute Return Trust

     The principal risks of investing in the portfolio (which include the risks of any underlying investment company or similar entity purchased by the portfolio), which could adversely affect its net asset value and performance, include:

         --  Equity Securities Risk                       --  Fixed Income Securities Risk
         --  Foreign Securities Risk                      --  Lower Rated Fixed Income
          (including Emerging Markets Risk)                 Securities Risk
         --  Investment Company Securities Risk           --  Issuer Risk
         --  Non-Diversified Portfolios Risk              --  Derivatives Risk
         --  Liquidity Risk                               --  Active Management Risk

     These and other risks are described under "Risks of Investing in Certain Types of Securities" following the fund descriptions. The risks of investing in derivatives are described in the Prospectus under "Hedging and Other Strategic Transactions.

Performance

     Performance is not provided since the portfolio commenced operations in May 2006.

SUBADVISER AND PORTFOLIO MANAGERS

     MFC Global (U.S.A.) manages the Absolute Return Trust. MFC Global (U.S.A.) is a corporation subject to the laws of Canada. Its principal business at the present time is to provide investment management services to the portfolios of the Trust and other John Hancock funds for which it is the subadviser. MFC Global (U.S.A.) is an indirect wholly-owned subsidiary of Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The address of MFC Global (U.S.A.) is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

     The Portfolio Manager is:

      -- Steve Orlich (since May 2006). Mr. Orlich is Vice President and Senior Portfolio Manager, Asset Allocation at MFC Global Investment Management. He joined MFC Global in 1998. He is an associate of the Society of Actuaries and has a M.A. in Theoretical Mathematics.

      -- James Robertson (since May 2006). Mr. Robertson is Vice President, Investments, at MFC Global Investment Management. He joined MFC Global in 2000 (in a consulting capacity prior to 2004).

     The Trust's Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by them and their ownership of securities of the portfolio.

                                LIFESTYLE FUNDS

THE LIFESTYLE TRUSTS

SUBADVISER: MFC Global Investment Management (U.S.A.) Limited ("MFC Global (U.S.A.)")

     There are five Lifestyle Trusts (each of which is a fund of funds) -- Aggressive, Growth, Balanced, Moderate and Conservative. The Lifestyle Trusts differ from the portfolios previously described in that each Lifestyle Trust invests in a number of the other portfolios of the Trust which invest primarily in either equity securities or fixed income securities, as applicable ("Underlying Portfolios"). Each Lifestyle Trust has a target percentage allocation between the two types of Underlying Portfolios (fixed income and equity).

-----------------------------------------------------------------------------------------------------------
        PORTFOLIO                   INVESTMENT OBJECTIVE                     INVESTMENT STRATEGIES
-----------------------------------------------------------------------------------------------------------
Lifestyle Aggressive       Long-term growth of capital. Current     The portfolio invests 100% of its
(formerly, Lifestyle       income is not a consideration.           assets in Underlying Portfolios which
Aggressive 1000)                                                    invest primarily in equity securities.
Lifestyle Growth           Long-term growth of capital. Current     The portfolio invests approximately 20%
  (formerly, Lifestyle     income is also a consideration.          of its assets in Underlying Portfolios
  Growth 820)                                                       which invest primarily in fixed income
                                                                    securities and approximately 80% in
                                                                    Underlying Portfolios which invest
                                                                    primarily in equity securities.
Lifestyle Balanced         A balance between a high level of        The portfolio invests approximately 40%
(formerly, Lifestyle       current income and growth of capital,    of its assets in Underlying Portfolio
Balanced 640)              with a greater emphasis on growth of     which invest primarily in fixed income
                           capital.                                 securities and approximately 60% in
                                                                    Underlying Portfolios which invest
                                                                    primarily in equity securities.
Lifestyle Moderate         A balance between a high level of        The portfolio invests approximately 60%
(formerly, Lifestyle       current income and growth of capital,    of its assets in Underlying Portfolios
Moderate 460)              with a greater emphasis on income.       which invest primarily in fixed income
                                                                    securities and approximately 40% in
                                                                    Underlying Portfolios which invest
                                                                    primarily in equity securities.
Lifestyle Conservative     A high level of current income with      The portfolio invests approximately 80%
(formerly, Lifestyle       some consideration given to growth of    of its assets in Underlying Portfolios
Conservative 280)          capital.                                 which invest primarily in fixed income
                                                                    securities and approximately 20% in
                                                                    Underlying Portfolio which invest
                                                                    primarily in equity securities.
-----------------------------------------------------------------------------------------------------------

ADDITIONAL INFORMATION ON INVESTMENT STRATEGIES

     The Lifestyle Trusts seek to provide a variety of comprehensive investment programs designed for differing investment orientations. Each program is implemented by means of selected long-term investment allocations among the Underlying Portfolios.

     The portfolios eligible for purchase by the Lifestyle Trusts consist of all of the non-Lifestyle Trusts except the Index Allocation Trust, the Absolute Return Trust and the American Growth Trust, American International Trust, American Blue Chip Income and Growth Trust and American Growth-Income Trust. The Underlying Portfolios are grouped according to whether they invest primarily in fixed income securities or equity securities. The Underlying Portfolios investing primarily in fixed income securities are the:

         --  Active Bond Trust                            --  Short-Term Bond Trust
         --  Core Bond Trust                              --  Spectrum Income Trust
         --  Global Bond Trust                            --  Strategic Bond Trust
         --  High Yield Trust                             --  Strategic Income Trust
         --  Investment Quality Bond Trust                --  Total Return Trust
         --  Money Market Trust                           --  U.S. Government Securities Trust
         --  Real Return Bond Trust                       --  U.S. High Yield Bond Trust

     The other Underlying Portfolios invest primarily in equity securities. Because substantially all of the securities in which the Lifestyle Trusts may invest are Underlying Portfolios, each of the Lifestyle Trusts is non-diversified for purposes of the 1940 Act.

     Variations in the target percentage allocations between the two types of Underlying Portfolios (fixed income and equity) are permitted up to 10% in either direction. For example, based on its investment allocation of approximately 80% of assets in fixed income securities and 20% of assets in equity securities, the Lifestyle Conservative Trust may have a fixed income/ equity allocation of 10%/90% or 30%/70%. Variations beyond the permissible deviation range of 10% are not permitted.

However, in light of market or economic conditions, MFC Global (U.S.A.) may determine that the normal percentage limitations should be exceeded to protect the portfolio or to achieve the portfolio's objective.

     Each Lifestyle Trust purchases only NAV shares of the Underlying Portfolios. (NAV shares are not subject to any Rule 12b-1 fees).

Rebalancing

     Each Lifestyle Trust is monitored daily. To maintain target allocations in the Underlying Portfolios, daily cash flow for each Lifestyle Trust will be directed to its Underlying Portfolio that most deviates from target. Quarterly, the subadviser may also rebalance each Lifestyle Trust's Underlying Portfolios to maintain target allocations. The subadviser may from time to time adjust the percent of assets invested in any specific Underlying Portfolio held by a Lifestyle Trust. Such adjustments may be made to increase or decrease the Lifestyle Trust's holdings of particular asset classes, such as common stocks of foreign issuers, or to adjust portfolio quality or the duration of fixed income securities. Adjustments may also be made to increase or reduce the percent of the Lifestyle Trust's assets subject to the management of a particular Underlying Portfolio subadviser. In addition, changes may be made to reflect fundamental changes in the investment environment.

     The investment performance of each Lifestyle Trust will reflect both its subadviser's allocation decisions with respect to Underlying Portfolios and the investment decisions made by the Underlying Portfolios' subadvisers. Each Lifestyle Trust bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the Underlying Portfolio in which it invests.

Temporary Defensive Investing

     Although substantially all of the assets of the Lifestyle Trusts will be invested in shares of the Underlying Portfolios, the Lifestyle Trusts may invest up to 100% of their assets in cash or money market instruments of the type in which the Money Market Trust is authorized to invest for the purpose of:

      --   meeting redemption requests,

      --   making other anticipated cash payments, or

      -- protecting the portfolio in the event MFC Global (U.S.A.) determines that market or economic conditions warrant a defensive posture.

     To the extent a Lifestyle Trust is in a defensive position, the ability to achieve its investment objective will be limited.

Use of Hedging and Other Strategic Transactions.

     The Lifestyle Trusts are not authorized to use any of the various investment strategies referred to under "Hedging and Other Strategic Transactions." The Lifestyle Trusts are not authorized to purchase warrants or indexed/structured securities or enter into mortgage dollar rolls.

Principal Risks of Investing in the Lifestyle Trusts

     The Lifestyle Trusts are ranked in order of risk. The Lifestyle Aggressive portfolio is the riskiest of the Lifestyle Trusts since it invests 100% of its assets in Underlying Portfolios which invest primarily in equity securities. The Lifestyle Conservative portfolio is the least risky of the Lifestyle Trusts since it invests approximately 80% of its assets in Underlying Portfolios which invest primarily in fixed income securities. Each Lifestyle Trust is subject to the same risks as the Underlying Portfolios in which it invests. The principal risks of investing in each of the Lifestyle Trusts are:

      -- To the extent a Lifestyle Trust invests in Underlying Portfolios that invest primarily in equity securities, the portfolio will be subject to the risks of investing in equity securities. The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."

      -- To the extent a Lifestyle Trust invests in Underlying Portfolios that invest primarily in fixed income securities, the portfolio will be subject to the risks of investing in fixed income securities. Some of the fixed income portfolios may invest in non-investment grade securities. The risks of investing in fixed income securities, including non-investment grade securities, are set forth below under "Risks of Investing in Certain Types of Securities."

      -- To the extent a Lifestyle Trust invests in Underlying Portfolios that invest in foreign securities, the portfolio will be subject to the risks of investing in foreign securities. These risks are set forth below under "Risks of Investing in Certain Types of Securities."

      -- Each of the Lifestyle Trusts is a non-diversified portfolio so that it may invest substantially all of its assets in other portfolios of the Trust. Since a non-diversified portfolio may invest a high percentage of its assets in the securities of a small number of companies, a non-diversified portfolio may be affected more than a diversified portfolio by a change in the financial condition of any of these companies or by the financial markets' assessment of any of these companies. In the case of the Lifestyle Trusts, this risk is greatly reduced since each Lifestyle Trust invests its assets in other portfolios of the Trust which have diverse holdings. See "Risks of Investing in Certain Types of Securities" for a complete definition of a non-diversified portfolio.

Performance(A, B, C, D, E, F, G, H, I, J)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 18.07% (for the quarter ended 6/2003) and the lowest return was -18.84% (for the quarter ended 9/2002).


--------------------------------------------------------------------------------

         4.8%      14.6%      -5.1%      -13.8%     -20.7%     34.9%      16.1%      10.6%
         1998       1999       2000       2001       2002       2003       2004       2005

--------------------------------------------------------------------------------


                                                            One      Five      Life of    Date First
                                                           Year      Years    Portfolio   Available
 Lifestyle Aggressive Trust
   Series I                                                10.64%     3.43%     4.58%     01/07/1997
   Series II(H)                                            10.47%     3.40%     4.56%     01/28/2002
   Series IIIA(J)                                          10.50%     3.39%     4.55%     04/29/2005
   Series NAV(G)                                           10.80%     3.44%     4.60%     04/29/2005
 S&P 500 Index(A, B)                                        4.91%     0.54%     7.63%

     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 14.90% (for the quarter ended 6/2003) and the lowest return was -14.50% (for the quarter ended 9/2002).


--------------------------------------------------------------------------------

         6.1%      16.5%      -3.2%      -9.2%      -15.8%     29.5%      14.6%       8.7%
         1998       1999       2000       2001       2002       2003       2004       2005

--------------------------------------------------------------------------------


                                                            One      Five      Life of    Date First
                                                           Year      Years    Portfolio   Available
 Lifestyle Growth Trust
   Series I                                                 8.66%     4.28%     5.95%     01/07/1997
   Series II(H)                                             8.51%     4.22%     5.92%     01/28/2002
   Series IIIA(J)                                           8.32%     4.21%     5.90%     04/29/2005
   Series NAV(G)                                            8.68%     4.28%     5.95%     04/29/2005
 S&P 500 Index(A)                                           4.91%     0.54%     7.63%
 Combined Index(A, C)                                       4.47%     1.82%     7.64%

     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 11.62% (for the quarter ended 6/2003) and the lowest return was -10.36% (for the quarter ended 9/1998).


--------------------------------------------------------------------------------

         5.7%      12.4%       2.3%      -4.9%      -10.0%     24.0%      13.5%       6.9%
         1998       1999       2000       2001       2002       2003       2004       2005

--------------------------------------------------------------------------------


                                                            One      Five      Life of    Date First
                                                           Year      Years    Portfolio   Available
 Lifestyle Balanced Trust Series I                          6.88%     5.20%     6.68%     01/07/1997
   Series II(H)                                             6.80%     5.16%     6.65%     01/28/2002
   Series IIIA(J)                                           6.57%     5.12%     6.63%     04/29/2005
   Series NAV(G)                                            6.82%     5.19%     6.67%     04/29/2005
 Combined Index(A, D)                                       4.00%     2.99%     7.53%
 S&P 500 Index(A)                                           4.91%     0.54%     7.63%

     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 8.71% (for the quarter ended 6/2003) and the lowest return was -5.57% (for the quarter ended 9/2002).


--------------------------------------------------------------------------------

         9.8%       7.8%       3.9%      -1.1%      -4.1%      17.8%      11.0%       4.2%
         1998       1999       2000       2001       2002       2003       2004       2005

--------------------------------------------------------------------------------


                                                            One      Five      Life of    Date First
                                                           Year      Years    Portfolio   Available
 Lifestyle Moderate Trust Series I                          4.15%     5.27%     6.82%     01/07/1997
   Series II(H)                                             4.00%     5.24%     6.80%     01/28/2002
   Series IIIA(J)                                           3.92%     5.20%     6.77%     04/29/2005
   Series NAV(G)                                            4.15%     5.27%     6.82%     04/29/2005
 Lehman Brothers
   Aggregate Bond Index(A)                                  2.43%     5.87%     6.45%
 Combined Index(A, E)                                       3.51%     4.06%     7.29%

     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 5.64% (for the quarter ended 6/2003) and the lowest return was -2.08% (for the quarter ended 6/2004).


--------------------------------------------------------------------------------

        10.2%       4.2%       7.5%       3.3%       1.8%      11.5%       8.6%       2.9%
         1998       1999       2000       2001       2002       2003       2004       2005

--------------------------------------------------------------------------------


                                                            One      Five      Life of    Date First
                                                           Year      Years    Portfolio   Available
 Lifestyle Conservative Trust
   Series I                                                 2.88%     5.54%     6.85%     01/07/1997
   Series II(H)                                             2.81%     5.50%     6.83%     01/28/2002
   Series IIIA(J)                                           2.58%     5.46%     6.80%     04/29/2005
   Series NAV(G)                                            3.04%     5.57%     6.87%     04/29/2005
 Lehman Brothers
   Aggregate Bond Index(A)                                  2.43%     5.87%     6.45%
 Combined Index(A, F)                                       2.98%     5.02%     6.93%

(A)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since the information for this index is only provided as of a month end.
(B)The S&P 500 Index was added to more accurately reflect the investment objective of the Lifestyle Aggressive Trust.
(C)The Combined Index was added to more accurately reflect the investment objective of the Lifestyle Growth Trust. The Combined Index consists of 80% of the S&P 500 Index and 20% of the Lehman Brothers Aggregate Bond Index.
(D)The Combined Index was added to more accurately reflect the investment objective of the Lifestyle Balanced Trust. The Combined Index consists of 60% of the S&P 500 Index and 40% of the Lehman Brothers Aggregate Bond Index.
(E)The Combined Index was added to more accurately reflect the investment objective of the Lifestyle Moderate Trust. The Combined Index consists of 40% of the S&P 500 Index and 60% of the Lehman Brothers Aggregate Bond Index.
(F)The Combined Index was added to more accurately reflect the investment objective of the Lifestyle Conservative Trust. The Combined Index consists of 20% of the S&P 500 Index and 80% of the Lehman Brothers Aggregate Bond Index.
(G)NAV shares were first offered April 29, 2005. For periods prior to April 29, 2005, performance shown is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses performance would be higher.

(H)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.
(I)During the time periods shown below, a portion of the Lifestyle Trust's expenses were reimbursed. If such expenses had not been reimbursed, returns would be lower.
(J)Series IIIA shares were first offered April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series III shares. Series III shares were first offered September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series I and Series III shares have lower expenses than Series IIIA shares. Had the performance for periods prior to April 29, 2005 reflected Series IIIA expenses, performance would be lower. Series III shares of the Lifestyle portfolios are no longer offered for sales.

SUBADVISER AND PORTFOLIO MANAGERS

     MFC Global (U.S.A.) manages each Lifestyle Trust. MFC Global (U.S.A.) is a corporation subject to the laws of Canada. Its principal business at the present time is to provide investment management services to the portfolios of the Trust for which it is the subadviser. MFC Global (U.S.A.) is an indirect wholly-owned subsidiary of Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The address of MFC Global (U.S.A.) is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

     The Portfolio Manager is:

      -- Steve Orlich (since July 2002). Mr. Orlich is Vice President and Senior Portfolio Manager, Asset Allocation at MFC Global Investment Management. He joined MFC Global in 1998. He is an associate of the Society of Actuaries and has a M.A. in Theoretical Mathematics.

     Deutsche Asset Management, Inc. provides subadvisory consulting services to MFC Global (U.S.A.) in its management of the Lifestyle Trusts.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

                                  INDEX FUNDS

INDEX ALLOCATION TRUST

SUBADVISER: MFC Global Investment Management (U.S.A.) Limited ("MFC Global (U.S.A.)")

INVESTMENT OBJECTIVE:  Long term growth of capital. Current income is also a consideration.

INVESTMENT STRATEGIES: The Index Allocation Trust invests in a number of the other index portfolios of the Trust ("Underlying Portfolios"). The portfolio invests approximately 70% of its assets in Underlying Portfolios which invest primarily in equity securities and approximately 30% of its assets in Underlying Portfolios which invest primarily in fixed income securities.

     The portfolios eligible for purchase by the Index Allocation Trust are the 500 Index Trust, the Mid Cap Index Trust, the Small Cap Index Trust, the International Equity Index Trust A and the Bond Index Trust A. The Underlying Portfolios are grouped according to whether they invest primarily in fixed income securities or equity securities. The Underlying Portfolio investing primarily in fixed income securities is the Bond Index Trust A. All other Underlying Portfolios invest primarily in equities securities. The Underlying Portfolios are described in Appendix A in this prospectus.

     Because substantially all of the securities in which the Index Allocation Trust may invest are Underlying Portfolios, the Index Allocation Trust is non-diversified for purposes of the 1940 Act.

     Variations in the target percentage allocations between the two types of Underlying Portfolios (fixed income and equity) are permitted up to 10% in either direction. For example, based on its investment allocation of approximately 30% of assets in fixed income securities and 70% of assets in equity securities, the Index Allocation Trust may have a fixed income/equity allocation of 20%/80% or 40%/60%. Variations beyond the permissible deviation range of 10% are not permitted except that, in light of market or economic conditions, MFC Global (U.S.A.) may determine that the normal percentage limitations should be exceeded to protect the portfolio or to achieve the portfolio's objective.

     The Index Allocation Trust is monitored daily. To maintain target allocations in the Underlying Portfolios, daily cash flow for the Index Allocation Trust will be directed to the Underlying Portfolio that most deviates from target. Quarterly, the subadviser may also rebalance the Index Allocation Trust's Underlying Portfolios to maintain target allocations. The subadviser may from time to time adjust the percent of assets invested in any specific Underlying Portfolio held by the Index Allocation Trust. Such adjustments may be made to increase or decrease the Index Allocation Trust's holdings of particular asset classes, such as common stocks of foreign issuers, or to adjust portfolio quality or the duration of fixed income securities. Adjustments may also be made to increase or reduce the percent of the Index Allocation Trust's assets subject to the management of a particular Underlying Portfolio subadviser. In addition, changes may be made to reflect fundamental changes in the investment environment.

     The investment performance of Index Allocation Trust will reflect both its subadviser's allocation decisions with respect to Underlying Portfolios and the investment decisions made by the Underlying Portfolios' subadvisers. The Index Allocation Trust bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the Underlying Portfolio in which it invests.

     The Index Allocation Trust purchases only NAV shares of the Underlying Portfolios. (NAV shares are not subject to any Rule 12b-1 fees).

Temporary Defensive Investing

     Although substantially all of the assets of the Index Allocation Trust will be invested in shares of the Underlying Portfolios, the Index Allocation Trust may invest up to 100% of its assets in cash or money market instruments for the purpose of:

      --   meeting redemption requests,

      --   making other anticipated cash payments, or

      -- protecting the portfolio in the event MFC Global (U.S.A.) determines that market or economic conditions warrant a defensive posture.

     To the extent the Index Allocation Trust is in a defensive position, the ability to achieve its investment objective will be limited.

Use of Hedging and Other Strategic Transactions.

     The Index Allocation Trust is not authorized to use any of the various investment strategies referred to under "Hedging and Other Strategic Transactions."

Principal Risks of Investing in the Index Allocation Trust

     The principal risks of investing in the Index Allocation Trust are:

      -- To the extent the Index Allocation Trust invests in Underlying Portfolios that invest primarily in equity securities, the portfolio will be subject to the risks of investing in equity securities. The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities -- Equity Securities."

      -- To the extent the Index Allocation Trust invests in Underlying Portfolios that invest primarily in fixed income securities, the portfolio will be subject to the risks of investing in fixed income securities. The risks of investing in fixed income securities, are set forth below under "Risks of Investing in Certain Types of Securities -- Fixed Income Securities."

      -- To the extent that Index Allocation Trust invests in Underlying Portfolios that invest in foreign securities, the portfolio will be subject to the risks of investing in foreign securities. These risks are set forth below under "Risks of Investing in Certain Types of Securities -- Foreign Securities."

      -- The Index Allocation Trust is a non-diversified portfolio so that it may invest substantially all of its assets in other portfolios of the Trust. Since a non-diversified portfolio may invest a high percentage of its assets in the securities of a small number of companies, a non-diversified portfolio may be affected more than a diversified portfolio by a change in the financial condition of any of these companies or by the financial markets' assessment of any of these companies. In the case of the Index Allocation Trust, this risk is greatly reduced since the Index Allocation Trust invests its assets in Underlying Portfolios which have diverse holdings. See "Risks of Investing in Certain Types of Securities -- Non-Diversified Portfolios" for a complete definition of a non-diversified portfolio.

PERFORMANCE

     Performance is not provided since the portfolio commenced operations in February, 2006.

SUBADVISER AND PORTFOLIO MANAGERS

     MFC Global (U.S.A.) manages the Index Allocation Trust. MFC Global (U.S.A.) is a corporation subject to the laws of Canada. Its principal business at the present time is to provide investment management services to the portfolios of the Trust and other John Hancock funds for which it is the subadviser. MFC Global (U.S.A.) is an indirect wholly-owned subsidiary of Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The

Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The address of MFC Global (U.S.A.) is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

     The Portfolio Manager is:

      -- Steve Orlich (since 2006). Mr. Orlich is Vice President and Senior Portfolio Manager, Asset Allocation at MFC Global Investment Management. He joined MFC Global in 1998. He is an associate of the Society of Actuaries and has a M.A. in Theoretical Mathematics.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

DESCRIPTIONS OF THE UNDERLYING PORTFOLIOS

     Each of the Underlying Portfolios -- the 500 Index Trust, the Mid Cap Index Trust, the Small Cap Index Trust, the International Equity Index Trust A and the Bond Index Trust A -- is described in this prospectus. Each is an index portfolio which differs from an actively managed portfolio. Actively managed portfolios seek to outperform their respective indices through research and analysis. Over time, their performance may differ significantly from their respective indices. Index portfolios, however, seek to mirror the performance of their target indices, minimizing performance differences over time.

THE INDEX TRUSTS

     There are nine Index Trusts -- International Equity Index A, International Equity Index B, Small Cap Index, Mid Cap Index, Total Stock Market Index, 500 Index, 500 Index B, Bond Index A and Bond Index B (the "Index Trusts") -- each with its own investment objective and policy. The Index Trusts differ from the actively managed portfolios described in this prospectus. Actively managed portfolios seek to outperform their respective indices through research and analysis. Over time, their performance may differ significantly from their respective indices. Index portfolios, however, seek to mirror the performance of their target indices, minimizing performance differences over time.

     SMALL CAP INDEX TRUST

     MID CAP INDEX TRUST

     TOTAL STOCK MARKET INDEX TRUST

     500 INDEX TRUST

     500 INDEX TRUST B (NAV Shares Only)

     SUBADVISER: MFC Global Investment Management (U.S.A.) Limited ("MFC Global (U.S.A.)")

     An index is an unmanaged group of securities whose overall performance is used as an investment benchmark. Indices may track broad investment markets, such as the global equity market, or more narrow investment markets, such as the U.S. small cap equity market. Each Index Trust managed by MFC Global (U.S.A.) attempts to match the performance of a particular index by: (a) holding all, or a representative sample, of the securities that comprise the index and/or (b) by holding securities (which may or may not be included in the index) that MFC Global (U.S.A.) believes as a group will behave in a manner similar to the index. However, an index portfolio has operating expenses and transaction costs, while a market index does not. Therefore, an Index Trust, while it attempts to track its target index closely, typically will be unable to match the performance of the index exactly. The composition of an index changes from time to time. MFC Global (U.S.A.) will reflect those changes in the composition of the portfolio as soon as practicable.

----------------------------------------------------------------------------------------------------------
                                                                                MARKET CAP OF INDEX AS OF
     PORTFOLIO          INVESTMENT OBJECTIVE         INVESTMENT STRATEGY*           DECEMBER 31, 2005
----------------------------------------------------------------------------------------------------------
Small Cap Index      To seek to approximate the   Invests, under normal        $105 million to $4.4
                     aggregate total return of a  market conditions, at least  billion
                     small cap U.S. domestic      80% of its net assets (plus
                     equity market index          any borrowings for
                                                  investment purposes) in (a)
                                                  the common stocks that are
                                                  included in the Russell
                                                  2000 Index and (b)
                                                  securities (which may or
                                                  may not be included in the
                                                  Russell 2000 Index) that
                                                  MFC Global (U.S.A.)
                                                  believes as a group will
                                                  behave in a manner similar
                                                  to the index.
Mid Cap Index        To seek to approximate the   Invests, under normal        $423 million to $14.6
                     aggregate total return of a  market conditions, at least  billion
                     mid cap U.S. domestic        80% of its net assets (plus
                     equity market index          any borrowings for
                                                  investment purposes) in (a)
                                                  the common stocks that are
                                                  included in the S&P 400
                                                  Index and (b) securities
                                                  (which may or may not be
                                                  included in the S&P 400
                                                  Index) that MFC Global
                                                  (U.S.A.) believes as a
                                                  group will behave in a
                                                  manner similar to the
                                                  index.
Total Stock Market   To seek to approximate the   Invests, under normal        Less than $1 million to
  Index              aggregate total return of a  market conditions, at least  $370 billion
                     broad U.S. domestic equity   80% of its net assets (plus
                     market index                 any borrowings for
                                                  investment purposes) in (a)
                                                  the common stocks that are
                                                  included in the Dow Jones
                                                  Wilshire 5000 Index and (b)
                                                  securities (which may or
                                                  may not be included in the
                                                  Dow Jones Wilshire 5000
                                                  Index) that MFC Global
                                                  (U.S.A.) believes as a
                                                  group will behave in a
                                                  manner similar to the
                                                  index.
500 Index 500 Index  To seek to approximate the   Invests, under normal        $768 million to $370
  B                  aggregate total return of a  market conditions, at least  billion.
                     broad U.S. domestic equity   80% of its net assets (plus
                     market index                 any borrowings for
                                                  investment purposes) in (a)
                                                  the common stocks that are
                                                  included in the S&P 500
                                                  Index and (b) securities
                                                  (which may or may not be
                                                  included in the S&P 500
                                                  Index) that MFC Global
                                                  (U.S.A.) believes as a
                                                  group will behave in a
                                                  manner similar to the
                                                  index.

*"Standard & Poor's(R)," "S&P 500(R)," "Standard & Poor's 500(R)," and "Standard & Poor's 400(R)" are trademarks of The McGraw-Hill Companies, Inc. "Russell 1000(R)," "Russell 2000(R)," "Russell 2000(R) Growth," "Russell 3000(R)" and "Russell Midcap(R)" are trademarks of Frank Russell Company. "Dow Jones Wilshire 5000(R)" is a trademark of Wilshire Associates. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust.

Use of Hedging and Other Strategic Transactions

     The Small Cap Index Trust and Total Stock Market may invest in Futures Contacts. A more complete description of this investment strategy appears under "Hedging and Other Strategic Transactions" below in this Prospectus and in the Statement of Additional Information.

     The Mid Cap Index Trust, 500 Index Trust and 500 Index Trust B may invest in Futures Contracts and Depository Receipts. A more complete description of this investment strategy appears under "Hedging and Other Strategic Transactions" below in this Prospectus and in the Statement of Additional Information.

Principal Risks of Investing in the Index Trusts
     Risks Applicable to the Small Cap Index Trust, the Mid Cap Index Trust, the Total Stock Market Index Trust, the 500 Index Trust and the 500 Index Trust B

      -- Since the portfolios are not actively managed, each portfolio will generally reflect the performance of the index its attempts to track even in markets when this index does not perform well.

      -- The following factors may cause a portfolio to deviate from the performance of the index:

      -- The securities held by the portfolio may not be fully representative of the index.

      -- An index portfolio has operating expenses and transactions costs while an index does not.

      -- The size and timing of the portfolio's cash flows may result in the portfolio's performance being different than that of the index.

      -- Each of the portfolios may invest in derivatives. The risks of investing in derivatives are set forth under "Hedging and Other Strategic Transactions."

     Risks Applicable to the Small Cap Index Trust

      -- An investment in the Small Cap Index Trust involves risks similar to the risks of investing directly in the equity securities included in the Russell 2000 Index which are primarily small and mid cap securities. The risks of investing in equity securities and the risks of investing in small and mid cap securities (small and medium companies) are set forth below under "Risks of Investing in Certain Types of Securities."

     Risks Applicable to the Mid Cap Index Trust

      -- An investment in the Mid Cap Index Trust involves risks similar to the risks of investing directly in the equity securities included in the S&P 400 Index. The risks of investing in equity securities and Mid Cap securities (medium size companies) are set forth below under "Risks of Investing in Certain Types of Securities."

     Risks Applicable to the Total Stock Market Index Trust

      -- An investment in the Total Stock Market Index Trust involves risks similar to the risks of investing directly in the equity securities included in the Dow Jones Wilshire 5000 Index. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

     Risks Applicable to the 500 Index Trust and 500 Index Trust B

      -- An investment in the 500 Index Trust and 500 Index Trust B involves risks similar to the risks of investing directly in the equity securities included in the S&P 500 Index. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

Performance(A, B, C, D, E)

     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 22.77% (for the quarter ended 6/2003) and the lowest return was -21.83% (for the quarter ended 9/2002).


--------------------------------------------------------------------------------

         1.5%      -21.5%     45.8%      17.3%       3.9%
         2001       2002       2003       2004       2005

--------------------------------------------------------------------------------


                                                            One      Five      Life of    Date First
                                                           Year      Years    Portfolio   Available
 Small Cap Index Trust
   Series I                                                 3.89%     7.21%     5.10%     05/01/2000
   Series II(C)                                             3.70%     7.08%     4.99%     01/28/2002
   Series III(D)                                            3.55%     7.07%     4.98%     09/05/2003
   Series NAV(B)                                            3.96%     7.22%     5.12%     04/29/2005
 Russell 2000 Index(A)                                    4.55%..     8.22%     6.52%

     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 17.71% (for the quarter ended 12/2001) and the lowest return was -16.75% (for the quarter ended 9/2002).


--------------------------------------------------------------------------------

        -1.7%      -15.2%     34.6%      15.8%      12.0%
         2001       2002       2003       2004       2005

--------------------------------------------------------------------------------


                                                            One      Five      Life of    Date First
                                                           Year      Years    Portfolio   Available
 Mid Cap Index Trust
   Series I                                                12.02%     7.80%     8.16%     05/01/2000
   Series II(C)                                            11.79%     7.67%     8.04%     01/28/2002
   Series III(D)                                           11.61%     7.69%     8.06%     09/05/2003
   Series NAV(B)                                           12.08%     7.81%     8.17%     04/29/2005
 S&P Midcap 400 Index(A)                                   12.55%     8.60%     9.02%

     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 16.26% (for the quarter ended 6/2003) and the lowest return was -16.74% (for the quarter ended 9/2002).


--------------------------------------------------------------------------------

        -11.4%     -21.3%     30.5%      11.7%       5.7%
         2001       2002       2003       2004       2005

--------------------------------------------------------------------------------


                                                           One    Five     Life of    Date First
                                                          Year    Years   Portfolio   Available
 Total Stock Market Index Trust Series I                  5.69%   1.46%    -0.59%     05/01/2000
   Series II(C)                                           5.41%   1.33%    -0.70%     01/28/2002
   Series III(D)                                          5.36%   1.36%    -0.67%     09/05/2003
   Series NAV(B)                                          5.78%   1.47%    -0.57%     04/29/2005
 DJ Wilshire 5000 Index(A)                                6.32%   2.14%     0.11%

     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 15.32% (for the quarter ended 6/2003) and the lowest return was -17.43% (for the quarter ended 9/2002).


--------------------------------------------------------------------------------

        -12.4%     -22.5%     28.0%      10.3%       4.3%
         2001       2002       2003       2004       2005

--------------------------------------------------------------------------------


                                                           One     Five     Life of    Date First
                                                          Year    Years    Portfolio   Available
 500 Index Trust
   Series I                                               4.29%   -0.01%    -1.77%     05/01/2000
   Series II(C)                                           4.12%   -0.16%    -1.90%     01/28/2002
   Series III(D)                                          4.03%   -0.10%    -1.84%     09/05/2003
 S&P 500 Index(A)                                         4.91%    0.54%    -1.08%

(A)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the (06) portfolio since information for this index is only provided as of a month end.
(B)NAV shares were first offered April 29, 2005. Performance shown is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses performance would be higher.
(C)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflect the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.
(D)Series III shares were first offered September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series III shares. Had the performance for periods prior to September 5, 2005 reflected Series III expenses, performance would be lower.
(E)Since May 2000, certain expenses of each of the Index Trusts (except the 500 Index Trust) were reimbursed. If such expenses had not been reimbursed, returns would be lower.

Performance (A, B)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series NAV shares. During the period shown in the bar chart, the highest quarterly return was 21.27% (for the quarter ended 12/1998) and the lowest return was -17.33% (for the quarter ended 9/2002).


--------------------------------------------------------------------------------

        32.8%      28.4%      21.1%      -9.2%      -12.0%     -22.3%     28.4%      10.7%       4.7%
         1997       1998       1999       2000       2001       2002       2003       2004       2005

--------------------------------------------------------------------------------


                                                           One    Five     Life of    Date First
                                                          Year    Years   Portfolio   Available
 500 Index Trust B
   Series NAV(A)                                          4.65%   0.35%     8.40%     05/01/1996
 S&P 500 Index(B)                                         4.91%   0.54%     8.80%

(A)The Series NAV shares of the 500 Index Trust B were first issued on April 29, 2005 in connection with the Trust's acquisition on that date of all the assets of the Equity Index Fund of John Hancock Variable Series Trust I ("JHVST") in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Equity Index Fund, the Trust's predecessor. These shares were first issued on May 1, 1996.
(B)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for this index is only provided as of a month end.

SUBADVISER AND PORTFOLIO MANAGERS

     MFC Global (U.S.A.) manages each Index Trust. MFC Global (U.S.A.) is a corporation subject to the laws of Canada. Its principal business at the present time is to provide investment management services to the portfolios of the Trust for which it is the subadviser. MFC Global (U.S.A.) is an indirect wholly-owned subsidiary of Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The address of MFC Global (U.S.A.) is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

     The Portfolio Managers are:

      -- Carson Jen (since 2003). Mr. Jen is Vice President, Index Operations at MFC Global Investment Management. Mr. Jen joined MFC Global (U.S.A.) in 1997, has a MBA from the University of Western Ontario, a BA Science (engineering) from the University of Toronto, and has a Certified Management Accounting designation.

      -- Narayan Ramani (since 2003). Mr. Ramani is an Assistant Vice President and Portfolio Manager of Index Funds at MFC Global Investment Management. Mr. Ramani joined MFC Global (U.S.A.) in 1998, has a MBA from York University, a PH.D from the University of Brunswick, and is a Chartered Financial Analyst.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

INTERNATIONAL EQUITY INDEX TRUST A

(Series I, Series II and Series III Are Available for Sale)

(NAV Shares are Available for sale to the Lifestyle Trusts, the Index Allocation Trust and the Absolute Return Trust)

INTERNATIONAL EQUITY INDEX TRUST B

(NAV Shares Are Available for Sale)

SUBADVISER:  SSgA Funds Management, Inc. ("SSgA")

-----------------------------------------------------------------------------------------------------------
                                                                                 MARKET CAP OF INDEX AS OF
     PORTFOLIO           INVESTMENT OBJECTIVE         INVESTMENT STRATEGY*           DECEMBER 31, 2005
-----------------------------------------------------------------------------------------------------------
International Equity  To seek to track the         Invests, under normal        $419 million to $219.5
  Index Trust A       performance of a             market conditions, at least  billion
International Equity  broad-based equity index of  80% of its assets in
  Index Trust B       foreign companies primarily  securities listed in the
                      in developed countries and,  Morgan Stanley Capital
                      to a lesser extent, in       International All Country
                      emerging market countries.   World Excluding U.S. Index

*"MSCI(R)" is a trademark of Morgan Stanley & Co. Incorporated ("Morgan Stanley"). The International Equity Index Trusts are not sponsored, endorsed, managed, advised, sold or promoted by Morgan Stanley, and Morgan Stanley does not make any representation regarding the advisability of investing in the Trust.

     The investment objective and policies of the International Equity Index Trust A and the International Equity Index Trust B (collectively, the "International Equity Index Trusts") are identical and are set forth above. The International Equity Index Trusts differ from an actively managed portfolio. Actively managed portfolios seek to outperform their respective indices through research and analysis. Over time, their performance may differ significantly from their respective indices. Index portfolios, however, seek to mirror the performance of their target indices, minimizing performance differences over time.

     An index is an unmanaged group of securities whose overall performance is used as an investment benchmark. Indices may track broad investment markets, such as the global equity market, or more narrow investment markets, such as the U.S. small cap equity market. The International Equity Index Trusts attempt to match the performance of the Morgan Stanley Capital International All Country World Excluding U.S. Index (the "MSCI ACW ex-US Index") by holding all, or a representative sample, of the securities that comprise the index. However, an index portfolio has operating expenses and transaction costs, while a market index does not. Therefore, the International Equity Index Trusts, while they attempt to track its target index closely, typically will be unable to match the performance of the index exactly.

     The International Equity Index Trusts invest, under normal market conditions, at least 80% of their assets in securities listed in the MSCI ACW ex-US Index, a well know international stock market index that invests in securities in developed and emerging market countries (but not the US).

     The subadviser employs a passive management strategy by normally investing in all stocks included in the MSCI ACW ex-US Index. The subadviser normally invests in each stock in roughly the same proportion as represented by the index. The subadviser seeks to replicate as closely as possible the aggregate risk characteristics and country diversification of the index. The index composition changes from time to time. The subadviser will reflect those changes as soon as practicable.

     The International Equity Index Trusts are normally fully invested. The subadviser invests in stock index futures to maintain market exposure and manage cash flow. Although the portfolios may employ foreign currency hedging techniques, they normally maintain the currency exposure of the underlying equity investments.

     The portfolios may purchase other types of securities that are not primary investment vehicles, for example, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), European Depositary Receipts (EDRs), certain Exchange Traded Funds (ETFs), cash equivalents, and certain derivatives (investments whose value is based on indices or other securities). As an example of how derivatives may be used, the portfolios may invest in stock index futures to manage cash flow.

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

Principal Risks of Investing in the International Equity Index Trusts

 -- Since each portfolio is not actively managed, it will generally reflect the performance of the MSCI ACW ex-US Index even in markets when this index does not perform well.

 -- The following factors may cause the portfolio to deviate from the performance of the index:

      -- The securities held by the portfolio may not be fully representative of the index.

      -- An index portfolio has operating expenses and transactions cots while an index does not.

      -- The size and timing of the portfolio's cash flows may result in the portfolio's performance being difference than that of the index.

 -- An investment in each portfolio involves risks similar to the risks of investing directly in the foreign equity securities in the MSCI ACW ex-US Index. The risks of investing in foreign securities and in equity securities are set forth under "Risks of Investing in Certain Types of Securities."

 -- Each portfolio may invest in derivatives. The risks of investing in derivatives are set forth under "Hedging and Other Strategic Transactions."

Performance (A, B, C, D)

International Equity Index Trust A

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 11.68% (for the quarter ended 9/2005) and the lowest return was -0.13% (for the quarter ended 6/2005).


--------------------------------------------------------------------------------

        16.2%
         2005

--------------------------------------------------------------------------------


                                                           One      Life of    Date First
                                                           Year    Portfolio   Available
 International Equity Index Trust A
   Series I(C)                                            16.20%    49.41%     05/03/2004
   Series II(C)                                           15.94%    48.93%     05/03/2004
   Series III(D)                                          16.35%     6.94%     04/29/2005
 MSCI AC World ex USA Index(A)                            17.11%    22.26%
 Combined Index(A, B)                                     17.78%    21.70%

(A)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since the information for this index is only provided as of a month end.
(B)The Combined Index represents the following indices over the periods indicated: MSCI EAFE Index (from January, 1994 through April, 1998); MSCI EAFE GDP index (from May, 1998 through June, 1999); 90% MSCI EAFE GDP Index/10% MSCI Emerging Markets Free Index (from July, 1999 through October, 2003); MSCI ACW Free ex US (after November, 2003).
(C)The Series I and Series II shares of the International Equity Index Trust A were first issued on April 29, 2005 in connection with the Trust's acquisition on that date of all the assets of Series I and Series II of the International Equity Index Fund of John Hancock Variable Series Trust I (the "JHVST Fund") in exchange for Series I and Series II shares of the International Equity Index Trust A pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the performance of the Series I or Series II shares of the JHVST Fund, the Trust's predecessor. The performance of the Series I and Series II shares of the JHVST Fund includes the actual performance of those shares from the date they commenced operations, May 3, 2004, and for prior periods reflects the actual performance of the NAV shares of the JHVST Fund. The NAV shares of the JHVST Fund commenced operations on May 2, 1988. The performance of the NAV shares would have been lower if it reflected the higher expenses of the Series I and Series II shares.
(D)The Series III shares of the International Equity Index Trust A were first offered on April 29, 2005. Performance presented for periods prior to April 29, 2005 reflects the performance of the Series I shares of the JHVST Fund, the Trust's predecessor. See note D above. The performance of the Series I shares of the JHVST Fund (including the performance for periods prior to the date they commenced operations, May 3, 2004) would have been lower if it reflected the higher expenses of the Series III shares of the Trust.

Performance B (A, B, C)

International Equity Index Trust B

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series NAV shares. During the period shown in the bar chart, the highest quarterly return was 20.91% (for the quarter ended 12/1998) and the lowest return was -20.18% (for the quarter ended 9/2002).


--------------------------------------------------------------------------------

         9.2%      -5.0%      20.8%      30.9%      -17.4%     -20.3%     -15.2%     42.0%      20.2%      16.6%
         1996       1997       1998       1999       2000       2001       2002       2003       2004       2005

--------------------------------------------------------------------------------


                                                           One     Five     Ten     Life of    Date First
                                                           Year    Year    Year    Portfolio   Available
 International Equity Index Trust B
   Series NAV(A)                                          16.56%   6.12%   6.18%    19.68%     05/02/1988
 Combined Index(B, C)                                     17.78%   6.84%   7.32%    18.85%
 MSCI AC World ex USA Index(B)                            17.11%   1.32%   3.74%    19.37%

(A)The Series NAV shares of the International Equity Index Trust B were first issued on March 25, 2004 in connection with the Trust's acquisition on that date of all the assets of the NAV shares of the International Equity Index Fund of John Hancock Variable Series Trust I ("JHVST") in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the NAV shares of the JHVST International Equity Index Fund, the Trust's predecessor. These shares were first issued on May 2, 1988.
(B)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since the information for this index is only provided as of a month end.
(C)The Combined Index represents the following indices over the periods indicated: MSCI EAFE Index (from January, 1994 through April, 1998); MSCI EAFE GDP index (from May, 1998 through June, 1999); 90% MSCI EAFE GDP Index/10% MSCI Emerging Markets Free Index (from July, 1999 through October, 2003); MSCI ACW Free ex US (after November, 2003).

SUBADVISER AND PORTFOLIO MANAGERS

     SSgA Funds Management, Inc. ("SSgA") manages the International Equity Index Trusts. SSgA, located at One Lincoln Street, Boston, Massachusetts 02111, is owned by State Street Corporation, a financial services holding company. SSgA and its predecessor have been managing investments since 1978.

     The Portfolio Managers are:

      -- Jeffrey Beach (since 2005). Mr. Beach has been employed by SSgA (and its predecessors) since 1986. (lead portfolio manager)

      -- Tom Coleman (since 2005). Mr. Coleman has been employed by SSgA since 1998.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

BOND INDEX TRUST A

(Series I, Series II, Series III and NAV shares)

BOND INDEX TRUST B

(NAV Shares Only)

SUBADVISER:  Declaration Management & Research LLC ("Declaration")

--------------------------------------------------------------------------------------------------------
    PORTFOLIO                 INVESTMENT OBJECTIVE                        INVESTMENT STRATEGY
--------------------------------------------------------------------------------------------------------
Bond Index Trust A  To seek to track the performance of the    Invests, under normal market conditions,
                    Lehman Brothers Aggregate Bond Index       at least 80% of its assets in securities
Bond Index Trust B  (which represents the U.S. investment      listed in the Lehman Index
                    grade bond market

     The investment objective and policies of the Bond Index Trust A and the Bond Index Trust B are set forth above. The Bond Index Trusts differ from actively managed portfolios. Actively managed portfolios seek to outperform their respective indices through research and analysis. Over time, their performance may differ significantly from their respective indices. Index portfolios, however, seek to mirror the performance of their target indices, minimizing performance differences over time.

     An index is an unmanaged group of securities whose overall performance is used as an investment benchmark. Indices may track broad investment markets, such as the global equity market, or more narrow investment markets, such as the U.S. small cap equity market. Each of the Bond Index Trusts attempts to match the performance of the Lehman Brothers Aggregate Bond Index (the "Lehman Index") by holding a representative sample of the securities that comprise the Lehman Index. However, an index portfolio has operating expenses and transaction costs, while a market index does not. Therefore, each Bond Index Trust, while it attempts to track its target index closely, typically will be unable to match the performance of the index exactly.

     The Bond Index Trusts are intermediate term bond funds of high and medium credit quality that seek to track the performance of the Lehman Index, which broadly represents the U.S. investment grade bond market.

     The subadviser employs a passive management strategy using quantitative techniques to select individual securities that provide a representative sample of the securities in the Lehman Index.

     The Lehman Index consists of dollar denominated, fixed rate, investment grade debt securities with maturities generally greater than one year and outstanding par values of at least $200 million including:

      --   U.S. Treasury and agency securities;

      -- Asset-backed and mortgage-backed securities, including mortgage pass-through securities and commercial mortgage-backed securities ("CMBS") and collateralized mortgage offerings ("CMOs");

      --   Corporate bonds, both U.S. and foreign (if dollar denominated); and

      --   Foreign government and agency securities (if dollar denominated).

     The subadviser selects securities to match, as closely as practicable, the Lehman Index's duration, cash flow, sector, credit quality, callability and other key performance characteristics.

     The Lehman Index composition may change from time to time. The subadviser will reflect those changes as soon as practicable.

     The portfolios may purchase other types of securities that are not primary investment vehicles. This would include, for example, certain derivatives (investments whose value is based on indexes or other securities).

     Use of Hedging and Other Strategic Transactions. Each portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

Principal Risks of Investing in the Bond Index Trusts

 -- Since each portfolio is not actively managed, it will generally reflect the performance of the Lehman Index even in markets when this index does not perform well.

 -- The following factors may cause the portfolio to deviate from the performance of the index:

      -- The securities held by the portfolio may not be fully representative of the index.

      -- An index portfolio has operating expenses and transactions cots while an index does not.

      -- The size and timing of the portfolio's cash flows may result in the portfolio's performance being difference than that of the index.

 -- An investment in each portfolio involves risks similar to the risks of investing directly in the fixed income securities in the Lehman Index. The risks of investing in fixed income securities are set forth under "Risks of Investing in Certain Types of Securities."

 -- Each portfolio may invest in foreign bonds. The risks of investing in foreign securities are set forth under "Risks of Investing in Certain Types of Securities."

 -- Each portfolio may invest in mortgage-backed securities. The risks of investing in mortgage-backed securities are set forth under "Risks of Investing in Certain Types of Securities."

 -- Each portfolio may invest in derivatives. The risks of investing in derivatives are set forth under "Hedging and Other Strategic Transactions."

Performance

Bond Index Trust A

     Performance is not provide since the portfolio commenced operations in February, 2006.

Performance (A, B, C, D)

Bond Index Trust B

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series NAV shares. During the period shown in the bar chart, the highest quarterly return was 4.81% (for the quarter ended 9/2002) and the lowest return was -2.52% (for the quarter ended 6/2004).

--------------------------------------------------------------------------------

        -2.6%      11.8%       7.8%      10.0%       3.6%       4.0%       2.4%
         1999       2000       2001       2002       2003       2004       2005

--------------------------------------------------------------------------------


                                                            One      Five      Life of    Date First
                                                           Year      Years    Portfolio   Available
 Bond Index Trust B
   Series NAV(A)                                            2.39%     5.51%     5.67%     04/30/1998
 Combined Index(B, C)                                       2.43%     5.88%     6.04%
 Lehman Brothers Aggregate Bond Index(B)                    2.43%     5.87%     5.99%

(A)The Series NAV shares of the Bond Index Trust B were first issued on April 29, 2005 in connection with the Trust's acquisition on that date of all the assets of the Bond Index Fund of John Hancock Variable Series Trust I ("JHVST") in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Bond Index Fund, the Trust's predecessor. These shares were first issued on April 30, 1998.
(B)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since the information for this index is only provided as of a month end.
(C)The Combined Index represents the Lehman Brothers Government/Credit Bond Index from May 1998 to January 2001; and the Lehman Brothers Aggregate Bond Index from February 2001 and thereafter.
(D)Current subadvisors assignment became effective April 29, 2005.

SUBADVISER AND PORTFOLIO MANAGERS

     Declaration Management & Research LLC ("Declaration") manages each of the Bond Index Trusts. Declaration is a Delaware limited liability company located at 1650 Tysons Boulevard, Suite 1100, McLean, VA 22102-4858. Declaration is a wholly-owned subsidiary of Independence Declaration Holdings LLC ("Independence Holdings") which, in turn, is a wholly owned subsidiary of John Hancock Life Insurance Company ("JHLICO"). Independence Holdings and JHLICO are located at 200 Clarendon Street, Boston, MA 02117 and JHLICO is an indirect wholly owned subsidiary of Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

     Both portfolios are managed by an investment team overseen by:

      -- James E. Shallcross (since 2005). Mr. Shallcross joined Declaration Management in 1991 and is a Senior Vice President.

      -- Peter Farley (since 2005). Mr. Farley joined Declaration Management in 1996 and is a Vice President.

     The Trust's Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities of the portfolios.

                          ADDITIONAL INFORMATION ABOUT

                          THE PORTFOLIOS' INVESTMENTS

RISKS OF INVESTING IN CERTAIN TYPES OF SECURITIES

     The risks of investing in certain types of securities are described below. The value of an individual security or a particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

NON-DIVERSIFIED PORTFOLIOS

     Definition of Non-Diversified. Any portfolio that is non-diversified is not limited as to the percentage of its assets that may be invested in any one issuer, and as to the percentage of the outstanding voting securities of such issuer that may be owned, only by the portfolio's own investment restrictions and the diversification requirements of the Internal Revenue Code (the "Code"). In contrast, a diversified portfolio may not, as to 75% of its assets, invest more than five percent of its total assets in the securities, or own more than ten percent of the outstanding voting securities, of any one issuer.

     Risks. Since a non-diversified portfolio may invest a high percentage of its assets in the securities of a small number of companies, a non-diversified portfolio may be affected more than a diversified portfolio by a change in the financial condition of any of these companies or by the financial markets' assessment of any of these companies.

EQUITY SECURITIES

     Equity securities include common, preferred and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by a portfolio could decline if the financial condition of the companies the portfolio is invested in decline or if overall market and economic conditions deteriorate. Even portfolios that invest in high quality or "blue chip" equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.

     Value Investing Risk. Some portfolios purchase some equity securities (generally referred to as "value stocks") primarily because they are selling at prices below what their subadvisers believe to be their fundamental values and not necessarily because the issuing companies are expected to experience significant earnings growth. The portfolios bear the risk that the companies that issued these securities may not overcome the adverse business developments or other factors causing their securities to be perceived by the subadvisers to be under-priced or that the market may never come to recognize their fundamental value. A value stock may not increase in price, as anticipated by subadvisers investing in such securities, if other investors fail to recognize the company's value and bid up the price or invest in markets favoring faster growing companies. A portfolio's strategy of investing in value stocks also carries the risk that in certain markets value stocks will underperform growth stocks.

     Growth Investing Risk. Some portfolios purchase some equity securities (generally referred to as "growth stocks" or "growth securities") primarily because their subadvisers believe that these securities will experience relatively rapid earnings growth. Growth stocks typically trade at higher multiples of current earnings than other securities. Growth stocks are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. Similarly, because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks. A portfolio's strategy of investing in growth stocks also carries the risk that in certain markets growth stocks will underperform value stocks.

FIXED INCOME SECURITIES

     Fixed income securities are generally subject to two principal types of risks: (a) interest rate risk and (b) credit quality risk.

     Interest Rate Risk. Fixed income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed income securities generally can be expected to decline.

     Credit Quality Risk. Fixed income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed income security deteriorates after a portfolio has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the portfolio's investments. Portfolios that may invest in lower rated fixed income securities are riskier than portfolios that may invest in higher rated fixed income securities. Additional information on the risks of investing in investment grade fixed income securities in the lowest rating category and lower rated fixed income securities is set forth below.

INVESTMENT GRADE FIXED INCOME SECURITIES IN THE LOWEST RATING CATEGORY

     Investment grade fixed income securities in the lowest rating category (rated "Baa" by Moody's or "BBB" by Standard & Poor's and comparable unrated securities) involve a higher degree of risk than fixed income securities in the higher rating categories. While such securities are considered investment grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

LOWER RATED FIXED INCOME SECURITIES

     Lower rated fixed income securities are defined as securities rated below investment grade (rated "Ba" and below by Moody's and "BB" and below by Standard & Poor's). The principal risks of investing in these securities are as follows:

General Risks

 -- Risk to Principal and Income. Investing in lower rated fixed income securities is considered speculative. While these securities generally provide greater income potential than investments in higher rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

 -- Price Volatility. The price of lower rated fixed income securities may be more volatile than securities in the higher rating categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher rated fixed income securities by the market's perception of their credit quality especially during times of adverse publicity. In the past, economic downturns or an increase in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater affect on highly leveraged issuers of these securities.

 -- Liquidity. The market for lower rated fixed income securities may have more limited trading than the market for investment grade fixed income securities. Therefore, it may be more difficult to sell these securities and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

 -- Dependence on Subadviser's Own Credit Analysis. While a subadviser to a portfolio may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower rated fixed income securities is more dependent on the subadviser's evaluation than the assessment of the credit risk of higher rated securities.

Additional Risks Regarding Lower Rated Corporate Fixed Income Securities
     Lower rated corporate debt securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economics conditions than higher-rated corporate fixed income securities. Issuers of lower rated corporate debt securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

Additional Risks Regarding Lower Rated Foreign Government Fixed Income
Securities
     Lower rated foreign government fixed income securities are subject to the risks of investing in emerging market countries described below under "Foreign Securities." In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging market countries may experience high inflation, interest rates and unemployment as well as exchange rate trade difficulties and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

SMALL AND MEDIUM SIZE COMPANIES

Small or Unseasoned Companies

 -- Survival of Small or Unseasoned Companies. Companies that are small or unseasoned (less than 3 years of operating history) are more likely than larger or established companies to fail or not to accomplish their goals. As a result, the value of their securities could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products, may have limited financial resources and a small management group.

 -- Changes in Earnings and Business Prospects. Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger or established companies, resulting in more volatility in the price of their securities.

 -- Liquidity. The securities of small or unseasoned companies may have limited marketability. This factor could cause the value of a portfolio's investments to decrease if it needs to sell such securities when there are few interested buyers.

 -- Impact of Buying or Selling Shares. Small or unseasoned companies usually have fewer outstanding shares than larger or established companies. Therefore, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security.

 -- Publicly Available Information. There may be less publicly available information about small or unseasoned companies. Therefore, when making a decision to purchase a security for a portfolio, a subadviser may not be aware of problems associated with the company issuing the security.

Medium Size Companies

 -- Investments in the securities of medium sized companies present risks similar to those associated with small or unseasoned companies although to a lesser degree due to the larger size of the companies.

FOREIGN SECURITIES

     The principal risks of investing in foreign securities are set forth below. As noted below, many of these risks are greater in the case of investments in emerging market countries.

 -- Currency Fluctuations. Investments in foreign securities may cause a portfolio to lose money when converting investments from foreign currencies into U.S. dollars. A portfolio may attempt to lock in an exchange rate by purchasing a foreign currency exchange contract prior to the settlement of an investment in a foreign security. However, it may not always be successful in doing so and the portfolio could still lose money. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (of the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad.

 -- Political and Economic Conditions. Investments in foreign securities subject a portfolio to the political or economic conditions of the foreign country. These conditions could cause portfolio investments to lose value if these conditions deteriorate for any reason. This risk increases in the case of emerging market countries which are more likely to be politically unstable. Political instability could cause the value of any investment in the securities of an issuer based in a foreign country to decrease or could prevent or delay the portfolio from selling its investment and taking the money out of the country.

 -- Removal of Proceeds of Investments from a Foreign Country. Foreign countries, especially emerging market countries, often have currency controls or restrictions which may prevent or delay a portfolio from taking money out of the country or may impose additional taxes on money removed from the country. Therefore, a portfolio could lose money if it is not permitted to remove capital from the country or if there is a delay in taking the assets out of the country, since the value of the assets could decline during this period or the exchange rate to convert the assets into U.S. dollars could worsen.

 -- Nationalization of Assets. Investments in foreign securities subject a portfolio to the risk that the company issuing the security may be nationalized. If the company is nationalized, the value of the company's securities could decrease in value or even become worthless.

 -- Settlement of Sales. Foreign countries, especially emerging market countries, may also have problems associated with settlement of sales. Such problems could cause the portfolio to suffer a loss if a security to be sold declines in value while settlement of the sale is delayed.

 -- Investor Protection Standards. Foreign countries, especially emerging market countries, may have less stringent investor protection and disclosure standards than the U.S. Therefore, when making a decision to purchase a security for a portfolio, a subadviser may not be aware of problems associated with the company issuing the security and may not enjoy the same legal rights as those provided in the U.S.

INVESTMENT COMPANY SECURITIES

     Certain of the portfolios may invest in securities of other investment companies. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Investments in closed end funds may involve the payment of substantial premiums above the value of such investment companies'

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portfolio securities. See "Risk Factors -- Fund of Funds Risk" in the Statement
of Information for further information regarding investments in other investments companies.

EXCHANGE TRADED FUNDS (ETFS)

     These are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A portfolio could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs.

STRIPPED SECURITIES

     Stripped securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

     Mortgage-Backed Securities. Mortgage-backed securities represent participating interests in pools of residential mortgage loans which are guaranteed by the U.S. Government, its agencies or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments and not the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by the portfolio and not the purchase of shares of the portfolio.

     Mortgage-backed securities are issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations. Such securities differ from conventional debt securities which provide for the periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or on specified dates. Mortgage-backed securities provide periodic payments which are, in effect, a "pass-through" of the interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates raise or fall.

     When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the portfolio's mortgage-backed securities will result in an unforeseen loss of interest income to the portfolio as the portfolio may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgaged-backed securities do not increase as much as other fixed income securities when interest rates fall.

     When interest rates rise, homeowners are less likely to prepay their mortgages loans. A decreased rate of prepayments lengthen the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

     The yield of mortgage-backed securities is based on the average life of the underlying pool of mortgage loans. The actual life of any particular pool may be shortened by unscheduled or early payments of principal and interest. Principal prepayments may result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to accurately predict the average life of a particular pool. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the portfolio to differ from the yield calculated on the basis of the average life of the pool. In addition, if the portfolio purchases mortgage-backed securities at a premium, the premium may be lost in the event of early prepayment which may result in a loss to the portfolio.

     Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments are likely to decline. Monthly interest payments received by the portfolio have a compounding effect which will increase the yield to shareholders as compared to debt obligations that pay interest semiannually. Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Also, although the value of debt securities may increase as interest rates decline, the value of these pass-through type of securities may not increase as much due to their prepayment feature.

     Collateralized Mortgage Obligations. The portfolio may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, the

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portfolio may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

     Asset-Backed Securities. Asset-backed securities include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market's perception of the servicer of the pool, and any credit enhancement provided. In addition, asset-backed securities have prepayment risks similar to mortgage-backed securities.

REAL ESTATE SECURITIES

     Investing in securities of companies in the real estate industry subjects a portfolio to the risks associated with the direct ownership of real estate. These risks include:

 --   Declines in the value of real estate;      --   Change in zoning laws;
 --   Risks related to general and local         --   Losses due to costs resulting from the
      economic conditions;                       clean-up of environmental problems;
 --   Possible lack of availability of mortgage  --   Liability to third parties for damages
funds;                                           resulting from environmental problems;
 --   Overbuilding;                              --   Casualty or condemnation losses;
 --   Extended vacancies of properties;          --   Limitations on rents;
 --   Increased competition;                     --   Changes in neighborhood values and the
 --   Increases in property taxes and operating  appeal of properties to tenants; and
expenses;                                        --   Changes in interest rates.

     Therefore, for a portfolio investing a substantial amount of its assets in securities of companies in the real estate industry, the value of the portfolio's shares may change at different rates compared to the value of shares of a portfolio with investments in a mix of different industries.

     Securities of companies in the real estate industry include REITs including Equity REITs and Mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidations. In addition, Equity and Mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended, or to maintain their exemptions form registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

     In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. See "Small and Medium Size Companies" above for a discussion of the risks associated with invests in these companies. Moreover, shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements, than securities of larger issuers.

INDUSTRY OR SECTOR INVESTING

     When a portfolio's investments are concentrated in a particular industry or sector of the economy, they are not as diversified as the investments of most mutual funds and are far less diversified than the broad securities markets. This means that concentrated portfolios tend to be more volatile than other mutual funds, and the values of their investments tend to go up and down more rapidly. In addition, a portfolio which invests in a particular industry or sector is particularly susceptible to the impact of market, economic, regulatory and others factors affecting that industry or sector.

     Technology Related Risk. A portfolio investing in technology companies, including companies engaged in Internet-related activities, is subject to the risk of short product cycles and rapid obsolescence of products and services and competition from new and existing companies. The realization of any one of these risks may result in significant earnings loss and price volatility. Some technology companies also have limited operating histories and are subject to the risks of a small or unseason company described above under "Small and Medium Sized Companies."

     Financial Services Industry. A portfolio investing principally in securities of companies in the financial services industry is particularly vulnerable to events affecting that industry. Companies in the financial services industry include commercial and industrial banks, savings and loan associations and their holding companies, consumer and industrial finance companies, diversified financial services companies, investment banking, securities brokerage and investment advisory companies, leasing companies and insurance companies.

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

     Banking. Commercial banks (including "money center" regional and community banks), savings and loan associations and holding companies of the foregoing are especially subject to adverse effects of volatile interest rates, concentrations of loans in particular industries (such as real estate or energy) and significant competition. The profitability of these businesses is to a significant degree dependent upon the availability and cost of capital funds. Economic conditions in the real estate market may have a particularly strong effect on certain banks and savings associations. Commercial banks and savings associations are subject to extensive federal and, in many instances, state regulation. Neither such extensive regulation nor the federal insurance of deposits ensures the solvency or profitability of companies in this industry, and there is no assurance against losses in securities issued by such companies.

     Insurance. Insurance companies are particularly subject to government regulation and rate setting, potential anti-trust and tax law changes, and industry-wide pricing and competition cycles. Property and casualty insurance companies may also be affected by weather and other catastrophes. Life and health insurance companies may be affected by mortality and morbidity rates, including the effects of epidemics. Individual insurance companies may be exposed to reserve inadequacies, problems in investment portfolios (for example, due to real estate or "junk" bond holdings) and failures of reinsurance carriers.

     Other Financial Services Companies. Many of the investment considerations discussed in connection with banks and insurance also apply to financial services companies. These companies are all subject to extensive regulation, rapid business changes, volatile performance dependent upon the availability and cost of capital and prevailing interest rates and significant competition. General economic conditions significantly affect these companies. Credit and other losses resulting from the financial difficulty of borrowers or other third parties have a potentially adverse effect on companies in this industry. Investment banking, securities brokerage and investment advisory companies are particularly subject to government regulation and the risks inherent in securities trading and underwriting activities.

     Telecommunications. Companies in the telecommunications sector are subject to the additional risks of rapid obsolescence, lack of standardization or compatibility with existing technologies, an unfavorable regulatory environment, and a dependency on patent and copyright protection. The prices of the securities of companies in the telecommunications sector may fluctuate widely due to both federal and state regulations governing rates of return and services that may be offered, fierce competition for market share, and competitive challenges in the U.S. from foreign competitors engaged in strategic joint ventures with U.S. companies, and in foreign markets from both U.S. and foreign competitors. In addition, recent industry consolidation trends may lead to increased regulation of telecommunications companies in their primary markets.

     Health Sciences. Companies in this sector are subject to the additional risks of increased competition within the health care industry, changes in legislation or government regulations, reductions in government funding, the uncertainty of governmental approval of a particular product, product liability or other litigation, patent expirations and the obsolescence of popular products. The prices of the securities of heath sciences companies may fluctuate widely due to government regulation and approval of their products and services, which may have a significant effect on their price and availability. In addition, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial and may have a significant impact on a company's market value or share price.

     Utilities. Many utility companies, especially electric and gas and other energy related utility companies, are subject to various uncertainties, including: risks of increases in fuel and other operating costs; restrictions on operations and increased costs and delays as a result of environmental and nuclear safety regulations; coping with the general effects of energy conservation; technological innovations which may render existing plants, equipment or products obsolete; the potential impact of natural or man-made disasters; difficulty obtaining adequate returns on invested capital, even if frequent rate increases are approved by public service commissions; the high cost of obtaining financing during periods of inflation; difficulties of the capital markets in absorbing utility debt and equity securities; and increased competition. For example, electric utilities in certain markets have experienced financial difficulties recently related to changes in regulations and price volatility in the oil and natural gas markets. Similar difficulties could arise for other types of utilities or in other regions. Because utility companies are faced with the same obstacles, issues and regulatory burdens, their securities may react similarly and more in unison to these or other market conditions.

IPOS ("INITIAL PUBLIC OFFERINGS")

     Certain portfolios may invest a portion of their assets in shares of initial public offerings ("IPOs"). IPOs may have a magnified impact on the performance of a portfolio with a small asset base. The impact of IPOs on a portfolio's performance likely will decrease as the portfolio's asset size increases, which could reduce the portfolio's returns. IPOs may not be consistently available to a portfolio for investing, particularly as the portfolio's asset base grows. IPO shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, a portfolio may hold IPO shares for a very short period of time. This may increase the turnover of a portfolio and may lead to increased expenses for a portfolio, such as commissions and transaction costs. In

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addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

LIQUIDITY RISK

     A portfolio is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the portfolio's ability to sell particular securities or close derivative positions at an advantageous price. Portfolios with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Exposure to liquidity risk may be heightened for portfolios which invest in emerging markets and related derivatives that are not widely traded and that may be subject to purchase and sale restrictions.

CREDIT AND COUNTERPARTY RISK

     Credit and counterparty risk is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, or a borrower of a portfolio's securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

ACTIVE MANAGEMENT RISK

     Most portfolios (other than index funds) are actively managed by their subadvisers. The performance of a portfolio that is actively managed will reflect in part the ability of its portfolio manager(s) to make investment decisions that are suited to achieving the portfolio's investment objective. If the subadviser's investment strategies do not perform as expected, the portfolio could underperform other mutual funds with similar investment objectives or lose money.

ISSUER RISK

     An issuer of a security purchased by a portfolio may perform poorly, and, therefore, the value of its stocks and bonds may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

DERIVATIVE RISK

     See "Hedging and Other Strategic Transactions" below.

HIGH PORTFOLIO TURNOVER RISK

     A high portfolio turnover rate generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the fund. The portfolio turnover rate of each of the Trust's funds may vary from year to year, as well as within a year. Portfolio turnover rates are set forth in the Financial Highlights included for each fund. See also "Portfolio Turnover" in the Statement of Additional Information.

SHORT SALE RISK

     See "Short Sales" below.

                               ------------------

     Additional risks of investing in the types of securities mentioned above are contained in the Statement of Additional Information.

ADDITIONAL INVESTMENT POLICIES

     Subject to certain restrictions and except as noted below, each of the portfolios of the Trust may use the following investment strategies and purchase the following types of securities. Except in the case of repurchase agreements, the disclosure below does not apply to the American Growth Trust, American International Trust, American Growth-Income Trust, American Bond Trust and American Blue Chip Income and Growth Trust (the "American Funds"). The investment strategies of the underlying master funds for each of these portfolios are set for in the master fund prospectus (the "American Funds Insurance Series" prospectus) which accompanies this prospectus.

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

LENDING OF PORTFOLIO SECURITIES

     Each portfolio, except each American Fund, may lend its securities so long as such loans do not represent more than 33 1/3% of a portfolio's total assets. As collateral for the lent securities, the borrower gives the lending portfolio collateral equal to at least 100% of the value of the lent securities. The collateral may consist of cash, cash equivalents or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The borrower must also agree to increase the collateral if the value of the lent securities increases. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.

WHEN-ISSUED SECURITIES ("FORWARD COMMITMENTS")

     In order to help ensure the availability of suitable securities, each of the portfolios, except each American Fund, may purchase debt or equity securities on a "when-issued" or on a "forward delivery" basis. These terms mean that the obligations will be delivered to the portfolio at a future date, which may be a month or more after the date of commitment. While awaiting delivery of the obligations purchased on such bases, a portfolio will maintain on its record liquid assets equal to the amount of the commitments to purchase when-issued or forward delivery securities. At the time delivery is made, the value of when-issued or forward delivery securities may be more or less than the transaction price, and the yields then available in the market may be higher than those obtained in the transaction.

U.S. GOVERNMENT SECURITIES

     Certain of the portfolios may invest in U.S. government securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency or instrumentality which depends entirely on its own resources to repay the debt. U.S. government securities that are backed by the full faith and credit of the United States include U.S. Treasuries and mortgage-backed securities guaranteed by the Government National Mortgage Association. Securities that are only supported by the credit of the issuing agency or instrumentality include the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Banks ("FHLBs") and the Federal Home Loan Mortgage Corporation ("Freddie Mac").

REPURCHASE AGREEMENTS

     Each of the portfolios may enter into repurchase agreements. Repurchase agreements involve the acquisition by a portfolio of debt securities subject to an agreement to resell them at an agreed-upon price. The arrangement is in economic effect a loan collateralized by securities. The portfolio's risk in a repurchase transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. In the event of bankruptcy or other default by the seller, the instrument purchased may decline in value, interest payable on the instrument may be lost and there may be possible delays and expense in liquidating the instrument. Securities subject to repurchase agreements will be valued every business day and additional collateral will be requested if necessary so that the value of the collateral is at least equal to the value of the repurchased obligation, including the interest accrued thereon. Repurchases agreements maturing in more than seven days are deemed to be illiquid.

REVERSE REPURCHASE AGREEMENTS

     Each portfolio of the Trust, except each American Fund, may enter into "reverse" repurchase agreements. Under a reverse repurchase agreement, a portfolio may sell a debt security and agree to repurchase it at an agreed upon time and at an agreed upon price. The portfolio will maintain on its records liquid assets such as cash, Treasury bills or other U.S. Government Securities having an aggregate value equal to the amount of such commitment to repurchase including accrued interest, until payment is made. While a reverse repurchase agreement may be considered a form of leveraging and may, therefore, increase fluctuations in a portfolio's net asset value per share, each portfolio will cover the transaction as described above.

FOREIGN REPURCHASE AGREEMENTS

     Certain Trust portfolios may enter into foreign repurchase agreements. Foreign repurchase agreements may be less well secured than U.S. repurchase agreements, and may be denominated in foreign currencies. They also may involve greater risk of loss if the counterparty defaults. Some counterparties in these transactions may be less creditworthy than those in U.S. markets.

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MORTGAGE DOLLAR ROLLS

     Unless otherwise explicitly prohibited in the description of a portfolio, each portfolio of the Trust, except each American Fund, may enter into mortgage dollar rolls. Under a mortgage dollar roll, a portfolio sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date.

     At the time a portfolio enters into a mortgage dollar roll, it will maintain on its records liquid assets such as cash, U.S. Government Securities equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings.

     A portfolio may only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash or cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. Dollar roll transactions involve the risk that the market value of the securities sold by the portfolio may decline below the repurchase price of those securities. While a mortgage dollar roll may be considered a form of leveraging, and may, therefore, increase fluctuations in a portfolio's net asset value per share, each portfolio will cover the transaction as described above.

WARRANTS

     Unless otherwise explicitly prohibited in the description of a portfolio, each portfolio of the Trust, except each American Fund, may, subject to certain restrictions, purchase warrants, including warrants traded independently of the underlying securities. Warrants are rights to purchase securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities, and warrant holders receive no dividends and have no voting rights or rights with respect to the assets of an issuer. Warrants cease to have value if not exercised prior to the expiration date.

ILLIQUID SECURITIES

     Each portfolio of the Trust is precluded from investing in excess of 15% of its net assets in securities that are not readily marketable, except that the Money Market Trust may not invest in excess of 10% of its net assets in such securities. Investment in illiquid securities involves the risk that, because of the lack of consistent market demand for such securities, the Trust may be forced to sell them at a discount from the last offer price.

INDEXED/STRUCTURED SECURITIES

     Unless otherwise explicitly prohibited in the description of a portfolio, each of the portfolios of the Trust, except each American Fund, may invest in indexed/structured securities. These securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Index/structured securities may have return characteristics similar to direct investments in the underlying instruments. A portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

SHORT SALES

     Certain of the portfolios may make short sales of securities. This means a portfolio may sell a security that it does not own in anticipation of a decline in the market value of the security. The portfolio generally borrows the security to deliver to the buyer in a short sale. The portfolio must then buy the security at its market price when the borrowed security must be returned to the lender. Short sales involve costs and risk. The portfolio must pay the lender interest on the security it borrows, and the portfolio will lose money if the price of the security increases between the time of the short sale and the date when the portfolio replaces the borrowed security. Certain of the portfolios may also make short sales "against the box." In a short sale against the box, at the time of sale, the portfolio owns or has the right to acquire the identical security, or one equivalent in kind or amount, at no additional cost.

     Until a portfolio closes its short position or replaces a borrowed security, the portfolio will (i) segregate with its custodian cash or other liquid assets at such a level that the amount segregated plus the amount deposited with the lender as collateral will equal the current market value of the security sold short or (ii) otherwise cover its short position.

LOAN PARTICIPATIONS

     Certain of the portfolios may invest in fixed-and floating-rate loans, which investments generally will be in the form of loan participations and assignments of such loans. Participations and assignments involve special types of risks, including

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credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If a portfolio purchases a participation, it may only be able to enforce its rights through the lender and may assume the credit risk of the lender in addition to the borrower.

                               ------------------

     These investment strategies and securities are described further in the Statement of Additional Information.

HEDGING AND OTHER STRATEGIC TRANSACTIONS

     Individual portfolios may be authorized to use a variety of investment strategies. These strategies will be used primarily for hedging purposes, including hedging various market risks (such as interest rates, currency exchange rates and broad or specific market movements) and managing the effective maturity or duration of debt instruments held by the portfolio. Hedging refers to protecting against possible changes in the market value of securities a portfolio already owns or plans to buy or protecting unrealized gains in the portfolio. These strategies may also be used to gain exposure to a particular market. The hedging and other strategic transactions which may be used are described below:

      -- exchange-listed and over-the-counter put and call options on securities, financial futures contracts, currencies, fixed income indices and other financial instruments,

      --   financial futures contracts (including stock index futures),

      --   interest rate transactions,*

      --   currency transactions**

      -- Swaps (including interest rate, index, equity, credit default swaps and currency swaps)

      --   Structured notes, including hybrid or "index" securities

Collectively, these transactions are referred to in this Prospectus as "Hedging and Other Strategic Transactions." The description in this Prospectus of each portfolio (including the introductory description under "Investment Objectives and Strategies") indicates which, if any, of these types of transactions may be used by the portfolio.

* A portfolio's interest rate transactions may take the form of swaps, caps, floors and collars.

**A portfolio's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

     Hedging and Other Strategic Transactions may be used for the following purposes:

      -- to attempt to protect against possible changes in the market value of securities held or to be purchased by a portfolio resulting from securities markets or currency exchange rate fluctuations,

      -- to protect a portfolio's unrealized gains in the value of its securities,

      -- to facilitate the sale of a portfolio's securities for investment purposes,

      -- to manage the effective maturity or duration of a portfolio's securities or

      -- to establish a position in the derivatives markets as a method of gaining exposure to a particular market.

      -- to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

The ability of a portfolio to utilize Hedging and Other Strategic Transactions successfully will depend in part on its Subadviser's ability to predict pertinent market movements, which cannot be assured. The skills required to successfully utilize Hedging and Other Strategic Transactions are different from those needed to select a portfolio's securities. Even if a Subadviser only use Hedging and Other Strategic Transactions in a portfolio primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction is not successful it could result in a loss to the portfolio. These transactions may also increase the volatility of a portfolio and may involve a small investment of cash relative to the magnitude of the risks assumed. For example, the potential loss from the use of futures can exceed a fund's initial investment in such contracts. In addition, these transactions could result in a loss to the portfolio if the counterparty to the transaction does not perform as promised. A detailed discussion of various Hedging and Other Strategic Transactions, including applicable regulations of the CFTC and the requirement to segregate assets with respect to these transactions, appears in the Statement of Additional Information.

                            MANAGEMENT OF THE TRUST

ADVISORY ARRANGEMENTS

     John Hancock Investment Management Services, LLC (formerly, Manufacturers Securities Services, LLC) (the "Adviser") is the adviser to the Trust. The Adviser is a Delaware limited liability company whose principal offices are located at 601 Congress Street, Boston, Massachusetts 02210. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The ultimate controlling parent of the Adviser is Manulife Financial Corporation ("MFC"), a publicly traded company, based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

     The Adviser administers the business and affairs of the Trust. The Adviser also selects, contracts with and compensates Subadvisers to manage the investment and reinvestment of the assets of all portfolios of the Trust. The Adviser does not itself manage any of the Trust portfolio assets but has ultimate responsibility to oversee the Subadvisers. In this connection, the Adviser (i) monitors the compliance of the Subadvisers with the investment objectives and related policies of each portfolio, (ii) reviews the performance of the Subadvisers and (iii) reports periodically on such performance to the Trustees of the Trust.

     A discussion regarding the basis for the Board of Trustees' approval of the advisory agreement for each portfolio of the Trust (except those listed below) is available in the Trust's semi annual report to shareholders for the six month period ended June 30, 2005. A discussion regarding the basis for the Board of Trustees' approval of the advisory agreement for the Value Opportunities Trust, the Bond Index Trust A and the Index Allocation Trust is available in the Trust's annual report to shareholders for the year ended December 31, 2005. A discussion regarding the basis for the Board of Trustees' approval of the advisory agreement for the Emerging Small Company Trust, High Income Trust, International Small Company Trust, Real Estate Equity Trust, Mid Cap Value Equity Trust, Global Real Estate Trust and Absolute Return Trust and the amendment to the advisory agreement for the High Yield Trust, Strategic Bond Trust and U.S. Government Securities Trust will be available in the Trust's semi annual report to shareholders for the year ended June 30, 2006.

     The Trust has received an order from the SEC permitting the Adviser to appoint a Subadviser or change the terms of a subadvisory agreement pursuant to an agreement that is not approved by shareholders. The Trust, therefore, is able to change Subadvisers or the fees paid to Subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. This order does not, however, permit the Adviser to appoint a Subadviser that is an affiliate of the Adviser or the Trust (other than by reason of serving as Subadviser to a portfolio) (an "Affiliated Subadviser") or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.

     As compensation for its services, the Adviser receives a fee from the Trust computed separately for each portfolio. On September 22-23, 2005, the Trustees of the Trust approved an amendment to the Trust's advisory agreement changing the method of calculating the advisory fees of most Trust portfolios. This change, which is described below, became effective October 14, 2005.

     Prior to the amendment to the advisory agreement, the advisory fee was stated as an annual percentage of the current value of a Trust portfolio's net assets. Under the advisory agreement as amended, the amount of the advisory fee for most portfolios is determined by applying the daily equivalent of an annual fee rate to the net assets of the portfolio. The annual fee rate is calculated each day by applying the annual percentage rates in the tables below to the applicable portions of Aggregate Net Assets shown in the tables and dividing the sum of the amounts so determined by Aggregate Net Assets. The term Aggregate Net Assets includes the net assets of the portfolio as well as of one or more other portfolios managed by the same subadviser as indicated in the notes to the tables, but only for the period during which the subadviser for the portfolio also serves as the subadviser for the other portfolios.

     Under the advisory agreement, both before and after the amendment, the advisory fee is accrued and paid daily and is calculated for each day by multiplying the daily equivalent of the annual percentage rate for a portfolio by the value of the net assets of the portfolio at the close of business on the previous business day of the Trust.

     The following tables presents a schedule of the management fees each portfolio currently is obligated to pay the Adviser, either as an annual percentage of the current value of the portfolio's net assets or as a percentage of Aggregate Net Assets. For information on the advisory fee for the underlying master fund for each of the American Blue Chip Income and Growth Trust, American Bond Trust, American Growth Trust, American Growth-Income Trust and American International Trust, please refer to the master fund prospectus (the American Funds Insurance Series prospectus) which accompanies this prospectus as well as the disclosure regarding these four portfolios set forth above under "Fees and Expenses for Each Portfolio."

   PORTFOLIOS WHERE NET ASSETS AGGREGATED WITH NET ASSETS OF OTHER PORTFOLIOS
                    FOR PURPOSES OF DETERMINING BREAKPOINTS

                                       FIRST          EXCESS OVER
                                   $100 MILLION     $100 MILLION OF
                                   OF AGGREGATE      AGGREGATE NET
PORTFOLIO                           NET ASSETS           ASSETS
---------                          ------------     ---------------
International Small Company(1)...       1.03%            0.980%

(1)For purposes of determining Aggregate Net Assets, the net assets of: the International Small Company Trust, a series of the Trust, and the International Small Company Fund, a series of John Hancock Funds II, are included.

                                                        BETWEEN             BETWEEN
                                       FIRST        $250 MILLION AND    $500 MILLION AND      EXCESS OVER
                                   $250 MILLION     $500 MILLION OF      $1 BILLION OF       $1 BILLION OF
                                   OF AGGREGATE      AGGREGATE NET       AGGREGATE NET       AGGREGATE NET
PORTFOLIO                           NET ASSETS           ASSETS              ASSETS              ASSETS
---------                          ------------     ----------------    ----------------     -------------
Mid Cap Value Equity(1)..........      0.875%            0.850%              0.825%              0.800%

(1)For purposes of determining Aggregate Net Assets, the net assets of: the Mid Cap Value Equity Trust, a series of the Trust, and the Mid Cap Value Equity Fund, a series of John Hancock Funds II, are included.

                                       FIRST          EXCESS OVER
                                   $500 MILLION     $500 MILLION OF
                                   OF AGGREGATE      AGGREGATE NET
PORTFOLIO                           NET ASSETS           ASSETS
---------                          ------------     ---------------
Emerging Small Company(1)........      0.970%            0.900%*

(1)For purposes of determining Aggregate Net Assets, the net assets of: the Emerging Small Company Trust, a series of the Trust, and the Emerging Small Company Fund, a series of John Hancock Funds II, are included.

                                                        BETWEEN
                                       FIRST        $250 MILLION AND      EXCESS OVER
                                   $250 MILLION     $500 MILLION OF     $500 MILLION OF
                                   OF AGGREGATE      AGGREGATE NET       AGGREGATE NET
PORTFOLIO                           NET ASSETS           ASSETS              ASSETS
---------                          ------------     ----------------    ---------------
Real Estate Equity(1)............      0.875%            0.850%              0.825%

(1)For purposes of determining Aggregate Net Assets, the net assets of: the Real Estate Equity Trust, a series of the Trust, and the Real Estate Equity Fund, a series of John Hancock Funds II, are included.

                                                        BETWEEN
                                       FIRST        $500 MILLION AND      EXCESS OVER
                                   $500 MILLION     $750 MILLION OF     $750 MILLION OF
                                   OF AGGREGATE      AGGREGATE NET       AGGREGATE NET
PORTFOLIO                           NET ASSETS           ASSETS              ASSETS
---------                          ------------     ----------------    ---------------
Global Real Estate(1)............      0.950%            0.925%              0.900%

(1)For purposes of determining Aggregate Net Assets, the net assets of: the Global Real Estate Trust, a series of the Trust, and the Global Real Estate Fund, a series of John Hancock Funds II, are included.

                                                        BETWEEN             BETWEEN
                                       FIRST        $300 MILLION AND    $500 MILLION AND      EXCESS OVER
                                   $300 MILLION     $500 MILLION OF      $1 BILLION OF       $1 BILLION OF
                                   OF AGGREGATE      AGGREGATE NET       AGGREGATE NET       AGGREGATE NET
PORTFOLIO                           NET ASSETS           ASSETS              ASSETS              ASSETS
---------                          ------------     ----------------    ----------------     -------------
Capital Appreciation(1)..........      0.850%            0.800%              0.700%              0.670%

(1)For purposes of determining Aggregate Net Assets, the net assets of: the Capital Appreciation Trust, a series of the Trust, and the Capital Appreciation Fund, a series of John Hancock Funds II, are included.

                                                        BETWEEN             BETWEEN             BETWEEN
                                       FIRST        $50 MILLION AND     $200 MILLION AND    $500 MILLION AND     EXCESS OVER
                                    $50 MILLION     $200 MILLION OF     $500 MILLION OF      $1 BILLION OF      $1 BILLION OF
                                   OF AGGREGATE      AGGREGATE NET       AGGREGATE NET       AGGREGATE NET        AGGREGATE
PORTFOLIO                           NET ASSETS           ASSETS              ASSETS              ASSETS          NET ASSETS
---------                          ------------     ---------------     ----------------    ----------------    -------------
All Cap Core(1)..................      0.800%            0.800%              0.800%              0.750%             0.750%
Blue Chip Growth(2)..............      0.825%            0.825%              0.825%              0.825%             0.800%
Dynamic Growth(3)................      0.950%            0.950%              0.950%              0.900%             0.900%
Emerging Growth(4)...............      0.800%            0.800%              0.800%              0.800%             0.800%
Equity-Income(5).................      0.825%            0.825%              0.825%              0.825%             0.800%
Global Allocation(6).............      0.850%            0.850%              0.850%              0.800%             0.800%
High Yield(7)....................      0.700%            0.700%              0.700%              0.650%             0.650%

(1)For purposes of determining Aggregate Net Assets, the net assets of: the All Cap Core Trust, a series of the Trust, and the All Cap Core Fund, a series of John Hancock Funds II, are included.
(2)For purposes of determining Aggregate Net Assets, the net assets of: the Blue Chip Growth Trust, a series of the Trust, and the Blue Chip Growth Fund, a series of John Hancock Funds II, are included.
(3)For purposes of determining Aggregate Net Assets, the net assets of: the Dynamic Growth Trust, a series of the Trust, and the Dynamic Growth Fund, a series of John Hancock Funds II, are included.
(4)For purposes of determining Aggregate Net Assets, the net assets of: the Emerging Growth Trust, a series of the Trust, and the Emerging Growth Fund, a series of John Hancock Funds II, are included.
(5)For purposes of determining Aggregate Net Assets, the net assets of: the Equity-Income Trust, a series of the Trust, and the Equity-Income Fund, a series of John Hancock Funds II, are included.
(6)For purposes of determining Aggregate Net Assets, the net assets of: the Global Allocation Trust, a series of the Trust, and the Global Allocation Fund, a series of John Hancock Funds II, are included.
(7)For purposes of determining Aggregate Net Assets, the net assets of: the High Yield Trust, a series of the Trust, and the High Yield Fund, a series of John Hancock Funds II, are included.

                                                        BETWEEN             BETWEEN             BETWEEN
                                       FIRST        $50 MILLION AND     $200 MILLION AND    $500 MILLION AND     EXCESS OVER
                                    $50 MILLION     $200 MILLION OF     $500 MILLION OF      $1 BILLION OF      $1 BILLION OF
                                   OF AGGREGATE      AGGREGATE NET       AGGREGATE NET       AGGREGATE NET        AGGREGATE
PORTFOLIO                           NET ASSETS           ASSETS              ASSETS              ASSETS          NET ASSETS
---------                          ------------     ---------------     ----------------    ----------------    -------------
Health Sciences(1)...............      1.050%            1.050%              1.050%              1.000%             1.000%
International Small Cap(2).......      1.050%            1.050%              0.950%              0.850%             0.850%
International Value(3)...........      0.950%            0.950%              0.850%              0.800%             0.800%
Investment Quality Bond(4).......      0.600%            0.600%              0.600%              0.550%             0.550%
Mid Cap Stock(5).................      0.875%            0.875%              0.850%              0.825%             0.825%
Mid Cap Value(6).................      0.900%            0.900%              0.850%              0.825%             0.825%
Mid Value(7).....................      1.050%            0.950%              0.950%              0.950%             0.950%
Money Market(8)..................      0.500%            0.500%              0.500%              0.470%             0.470%
Natural Resources(9).............      1.050%            1.000%              1.000%              1.000%             1.000%
Pacific Rim(10)..................      0.800%            0.800%              0.800%              0.700%             0.700%

(1)For purposes of determining Aggregate Net Assets, the net assets of: the Health Sciences Trust, a series of the Trust, and the Health Sciences Fund, a series of John Hancock Funds II, are included.
(2)For purposes of determining Aggregate Net Assets, the net assets of: the International Small Cap Trust, a series of the Trust, and the International Small Cap Fund, a series of John Hancock Funds II, are included.
(3)For purposes of determining Aggregate Net Assets, the net assets of: the International Value Trust, a series of the Trust, the International Value Fund, a series of John Hancock Funds II, the Global Trust, a series of the Trust and the Global Fund, a series of John Hancock Funds II, are included.
(4)For purposes of determining Aggregate Net Assets, the net assets of: the Investment Quality Bond Trust, a series of the Trust, and the Investment Quality Bond Fund, a series of John Hancock Funds II, are included.
(5)For purposes of determining Aggregate Net Assets, the net assets of: the Mid Cap Stock Trust, a series of the Trust, and the Mid Cap Stock Fund, a series of John Hancock Funds II, are included.
(6)For purposes of determining Aggregate Net Assets, the net assets of: the Mid Cap Value Trust, a series of the Trust, and the Mid Cap Value Fund, a series of John Hancock Funds II, are included.

(7)For purposes of determining Aggregate Net Assets, the net assets of: the Mid Value Trust, a series of the Trust, and the Mid Value Fund, a series of John Hancock Funds II, are included.
(8)For purposes of determining Aggregate Net Assets, the net assets of: the Money Market Trust, a series of the Trust, and the Money Market Fund, a series of John Hancock Funds II, are included.
(9)For purposes of determining Aggregate Net Assets, the net assets of: the Natural Resources Trust, a series of the Trust, and the Natural Resources Fund, a series of John Hancock Funds II, are included.
(10)For purposes of determining Aggregate Net Assets, the net assets of: the Pacific Rim Trust, a series of the Trust, and the Pacific Rim Fund, a series of John Hancock Funds II, are included.

                                                        BETWEEN             BETWEEN           BETWEEN $500
                                       FIRST        $50 MILLION AND     $200 MILLION AND      MILLION AND        EXCESS OVER
                                    $50 MILLION       $200 MILLION      $500 MILLION OF      $1 BILLION OF      $1 BILLION OF
                                   OF AGGREGATE       OF AGGREGATE       AGGREGATE NET       AGGREGATE NET        AGGREGATE
PORTFOLIO                           NET ASSETS         NET ASSETS            ASSETS              ASSETS          NET ASSETS
---------                          ------------     ---------------     ----------------     -------------      -------------
Quantitative All Cap(1)..........      0.750%            0.700%              0.700%              0.700%             0.700%
Quantitative Mid Cap(2)..........      0.750%            0.750%              0.650%              0.650%             0.650%
Real Estate Securities(3)........      0.700%            0.700%              0.700%              0.700%             0.700%
Science & Technology(4)..........      1.050%            1.050%              1.050%              1.000%             1.000%
Small Cap(5).....................      0.850%            0.850%              0.850%              0.850%             0.850%
Small Cap Opportunities(6).......      1.000%            1.000%              1.000%              0.950%             0.950%
Small Company Value(7)...........      1.050%            1.050%              1.050%              1.000%             1.000%
Special Value(8).................      1.000%            1.000%              1.000%              0.950%             0.950%
Strategic Bond(9)................      0.700%            0.700%              0.700%              0.650%             0.650%

(1)For purposes of determining Aggregate Net Assets, the net assets of: the Quantitative All Cap Trust, a series of the Trust, and the Quantitative All Cap Fund, a series of John Hancock Funds II, are included.
(2)For purposes of determining Aggregate Net Assets, the net assets of: the Quantitative Mid Cap Trust, a series of the Trust, and the Quantitative Mid Cap Fund, a series of John Hancock Funds II, are included.
(3)For purposes of determining Aggregate Net Assets, the net assets of: the Real Estate Securities Trust, a series of the Trust, and the Real Estate Fund, a series of John Hancock Funds II, are included.
(4)For purposes of determining Aggregate Net Assets, the net assets of: the Science & Technology Trust, a series of the Trust, and the Science & Technology Fund, a series of John Hancock Funds II, are included.
(5)For purposes of determining Aggregate Net Assets, the net assets of: the Small Cap Trust, a series of the Trust, and the Small Cap Fund, a series of John Hancock Funds II, are included.
(6)For purposes of determining Aggregate Net Assets, the net assets of: the Small Cap Opportunities Trust, a series of the Trust, and the Small Cap Opportunities Fund, a series of John Hancock Funds II, are included.
(7)For purposes of determining Aggregate Net Assets, the net assets of: the Small Company Value Trust, a series of the Trust, and the Small Company Value Fund, a series of John Hancock Funds II, are included.
(8)For purposes of determining Aggregate Net Assets, the net assets of: the Special Value Trust, a series of the Trust, and the Special Value Fund, a series of John Hancock Funds II, are included.
(9)For purposes of determining Aggregate Net Assets, the net assets of: the Strategic Bond Trust, a series of the Trust, and the Strategic Bond Fund, a series of John Hancock Funds II, are included.

                                                        BETWEEN             BETWEEN             BETWEEN
                                       FIRST        $50 MILLION AND     $250 MILLION AND    $500 MILLION AND     EXCESS OVER
                                    $50 MILLION     $250 MILLION OF     $500 MILLION OF      $1 BILLION OF      $1 BILLION OF
                                   OF AGGREGATE      AGGREGATE NET       AGGREGATE NET       AGGREGATE NET        AGGREGATE
PORTFOLIO                           NET ASSETS           ASSETS              ASSETS              ASSETS          NET ASSETS
---------                          ------------     ---------------     ----------------    ----------------    -------------
All Cap Value(1).................      0.850%            0.850%              0.800%              0.750%             0.750%
Financial Services(2)............      0.850%            0.800%              0.800%              0.750%             0.750%
Fundamental Value(3).............      0.850%            0.800%              0.800%              0.750%             0.750%
Large Cap(4).....................      0.850%            0.850%              0.800%              0.750%             0.750%
Mid Cap Index(5).................      0.490%            0.490%              0.480%              0.460%             0.460%
Small Cap Index(6)...............      0.490%            0.490%              0.480%              0.460%             0.460%
Total Stock Market Index(7)......      0.490%            0.490%              0.480%              0.460%             0.460%

(1)For purposes of determining Aggregate Net Assets, the net assets of: the All Cap Value Trust, a series of the Trust, and the All Cap Value Fund, a series of John Hancock Funds II, are included.

(2)For purposes of determining Aggregate Net Assets, the net assets of: the Financial Services Trust, a series of the Trust, and the Financial Services Fund, a series of John Hancock Funds II, are included.
(3)For purposes of determining Aggregate Net Assets, the net assets of: the Fundamental Value Trust, a series of the Trust, and the Fundamental Value Fund, a series of John Hancock Funds II, are included.
(4)For purposes of determining Aggregate Net Assets, the net assets of: the Large Cap Trust, a series of the Trust, and the Large Cap Fund, a series of John Hancock Funds II, are included.
(5)For purposes of determining Aggregate Net Assets, the net assets of: the Mid Cap Index Trust, a series of the Trust, and the Mid Cap Index Fund, a series of John Hancock Funds II, are included.
(6)For purposes of determining Aggregate Net Assets, the net assets of: the Small Cap Index Trust, a series of the Trust, and the Small Cap Index Fund, a series of John Hancock Funds II, are included.
(7)For purposes of determining Aggregate Net Assets, the net assets of: the Total Stock Market Index Trust, a series of the Trust, and the Total Stock Market Index Fund, a series of John Hancock Funds II, are included.

                                                        BETWEEN             BETWEEN
                                       FIRST        $500 MILLION AND     $1 BILLION AND       EXCESS OVER
                                   $500 MILLION      $1 BILLION OF      $2.5 BILLION OF       $2.5 BILLION
                                   OF AGGREGATE      AGGREGATE NET       AGGREGATE NET        OF AGGREGATE
PORTFOLIO                           NET ASSETS           ASSETS              ASSETS            NET ASSETS
---------                          ------------     ----------------    ---------------       ------------
Growth Opportunities(1)..........      0.800%            0.780%              0.770%              0.760%
Growth(2)........................      0.800%            0.780%              0.770%              0.760%
Intrinsic Value(3)...............      0.780%            0.760%              0.750%              0.740%
U.S. Multi Sector(4).............      0.780%            0.760%              0.750%              0.740%
Value Opportunities(5)...........      0.800%            0.780%              0.770%              0.760%

(1)For purposes of determining Aggregate Net Assets, the net assets of the Growth Opportunities Trust, a series of the Trust, the Growth Opportunities Fund, a series of John Hancock Funds III and the Growth Opportunities Fund, a series of John Hancock Funds II, are included.
(2)For purposes of determining Aggregate Net Assets, the net assets of both the Growth Trust, a series of the Trust, the Growth Fund, a series of John Hancock Funds III and the Growth Fund, a series of John Hancock Funds II, are included.
(3)For purposes of determining Aggregate Net Assets, the net assets of the Intrinsic Value Trust, a series of the Trust, the Intrinsic Value Fund, a series of John Hancock Funds III and the assets of the Intrinsic Value Fund, a series of John Hancock Funds II, are included.
(4)For purposes of determining Aggregate Net Assets, the net assets of the U.S. Multi Sector Trust, a series of the Trust, and the U.S. Multi Sector Fund, a series of John Hancock Funds II, are included.
(5)For purposes of determining Aggregate Net Assets, the net assets of the Value Opportunities Trust, a series of the Trust, the Value Opportunities Fund, a series of John Hancock Funds III and the Value Opportunities Fund, a series of John Hancock Funds II, are included.

                                                        BETWEEN             BETWEEN             BETWEEN
                                      FIRST         $50 MILLION AND     $200 MILLION AND    $500 MILLION AND      EXCESS OVER
                                 $50 MILLION OF     $200 MILLION OF     $500 MILLION OF      $1 BILLION OF       $1 BILLION OF
                                    AGGREGATE          AGGREGATE           AGGREGATE           AGGREGATE           AGGREGATE
PORTFOLIO                          NET ASSETS          NET ASSETS          NET ASSETS          NET ASSETS         NET ASSETS
---------                        --------------     ---------------     ----------------    ----------------     -------------
U.S. Government
  Securities(1)................       0.620%             0.620%              0.620%              0.550%              0.550%
U.S. High Yield Bond(2)........       0.750%             0.750%              0.720%              0.720%              0.720%
Value(3).......................       0.750%             0.750%              0.725%              0.650%              0.650%
500 Index(4)...................       0.470%             0.470%              0.470%              0.460%              0.460%

(1)For purposes of determining Aggregate Net Assets, the net assets of: the U.S. Government Securities Trust, a series of the Trust, and the U.S. Government Securities Fund, a series of John Hancock Funds II, are included.
(2)For purposes of determining Aggregate Net Assets, the net assets of: the U.S. High Yield Bond Trust, a series of the Trust, and the U.S. High Yield Bond Fund, a series of John Hancock Funds II, are included.
(3)For purposes of determining Aggregate Net Assets, the net assets of: the Value Trust, a series of the Trust, and the Value Fund, a series of John Hancock Funds II, are included.
(4)For purposes of determining Aggregate Net Assets, the net assets of: the 500 Index Trust, a series of the Trust, and the 500 Index Fund, a series of John Hancock Funds II, are included.

                                                        BETWEEN
                                      FIRST         $500 MILLION AND      EXCESS OVER
                                 $500 MILLION OF     $1 BILLION OF       $1 BILLION OF
                                    AGGREGATE          AGGREGATE           AGGREGATE
PORTFOLIO                          NET ASSETS          NET ASSETS          NET ASSETS
---------                        ---------------    ----------------     -------------
Quantitative Value(1)..........       0.700%             0.650%              0.600%
Strategic Income(2)............       0.725%             0.650%              0.650%
U.S. Global Leaders
  Growth(3)....................      0.7125%             0.675%              0.675%
Value & Restructuring(4).......       0.850%             0.800%              0.800%

(1)For purposes of determining Aggregate Net Assets, the net assets of: the Quantitative Value Trust, a series of the Trust, and the Quantitative Value Fund, a series of John Hancock Funds II, are included.
(2)For purposes of determining Aggregate Net Assets, the net assets of: the Strategic Income Trust, a series of the Trust, and the Strategic Income Fund, a series of John Hancock Funds II, are included.
(3)For purposes of determining Aggregate Net Assets, the net assets of: the U.S. Global Leaders Growth Trust, a series of the Trust, and the U.S. Global Leaders Growth Fund, a series of John Hancock Funds II, are included.
(4)For purposes of determining Aggregate Net Assets, the net assets of: the Value & Restructuring Trust, a series of the Trust, and the Value & Restructuring Fund, a series of John Hancock Funds II, are included.

                                                        BETWEEN             BETWEEN             BETWEEN
                                      FIRST         $100 MILLION AND    $200 MILLION AND    $500 MILLION AND      EXCESS OVER
                                 $100 MILLION OF    $200 MILLION OF     $500 MILLION OF      $1 BILLION OF       $1 BILLION OF
                                    AGGREGATE          AGGREGATE           AGGREGATE           AGGREGATE           AGGREGATE
PORTFOLIO                          NET ASSETS          NET ASSETS          NET ASSETS          NET ASSETS         NET ASSETS
---------                        ---------------    ----------------    ----------------    ----------------     -------------
International Equity Index
  A(1).........................       0.550%             0.530%              0.530%              0.530%              0.530%
Small Cap Growth(2)............       1.100%             1.050%              1.050%              1.050%              1.050%
Small Cap Value(3).............       1.100%             1.050%              1.050%              1.050%              1.050%

(1)For purposes of determining Aggregate Net Assets, the net assets of: the International Equity Index Trust A, a series of the Trust, and the International Equity Index Fund A, a series of John Hancock Funds II, are included.
(2)For purposes of determining Aggregate Net Assets, the net assets of: the Small Cap Growth Trust, a series of the Trust, and the Small Cap Growth Fund, a series of John Hancock Funds II, are included.
(3)For purposes of determining Aggregate Net Assets, the net assets of: the Small Cap Value Trust, a series of the Trust, and the Small Cap Value Fund, a series of John Hancock Funds II, are included.

                                                        BETWEEN             BETWEEN             BETWEEN
                                      FIRST         $300 MILLION AND    $600 MILLION AND    $900 MILLION AND      EXCESS OVER
                                 $300 MILLION OF    $600 MILLION OF     $900 MILLION OF     $1.5 BILLION OF     $1.5 BILLION OF
                                    AGGREGATE          AGGREGATE           AGGREGATE           AGGREGATE           AGGREGATE
PORTFOLIO                          NET ASSETS          NET ASSETS          NET ASSETS          NET ASSETS         NET ASSETS
---------                        ---------------    ----------------    ----------------    ----------------    ---------------
Strategic Value(1).............       0.850%             0.825%              0.800%              0.775%              0.700%
Utilities(2)...................       0.850%             0.825%              0.800%              0.775%              0.700%

(1)For purposes of determining Aggregate Net Assets, the net assets of: the Strategic Value Trust, a series of the Trust, and the Strategic Value Fund, a series of John Hancock Funds II, are included.
(2)For purposes of determining Aggregate Net Assets, the net assets of: the Utilities Trust, a series of the Trust, and the Utilities Fund, a series of John Hancock Funds II, are included.

                                                        BETWEEN             BETWEEN
                                      FIRST         $250 MILLION AND    $500 MILLION AND      EXCESS OVER
                                 $250 MILLION OF    $500 MILLION OF      $1 BILLION OF       $1 BILLION OF
                                    AGGREGATE          AGGREGATE           AGGREGATE           AGGREGATE
PORTFOLIO                        NET ASSETS(10)      NET ASSETS(10)      NET ASSETS(10)      NET ASSETS(10)
---------                        ---------------    ----------------    ----------------     --------------
Spectrum Income(1).............       0.800%             0.725%              0.725%              0.725%
Vista Trust(2).................       0.900%             0.850%              0.825%              0.800%

(1)For purposes of determining Aggregate Net Assets, the net asset of: the Spectrum Income Trust, a series of the Trust, and the Spectrum Income Fund, a series of John Hancock Funds II, are included.
(2)For purposes of determining Aggregate Net Assets, the net assets of: the Vista Trust, a series of the Trust, and the Vista Fund, a series of John Hancock Funds II, are included.

                                                        BETWEEN
                                      FIRST         $200 MILLION AND      EXCESS OVER
                                 $200 MILLION OF    $400 MILLION OF     $400 MILLION OF
                                    AGGREGATE          AGGREGATE           AGGREGATE
PORTFOLIO                          NET ASSETS          NET ASSETS        NET ASSETS(10)
---------                        ---------------    ----------------    ---------------
Core Bond(1)...................       0.690%             0.640%              0.600%

(1)For purposes of determining Aggregate Net Assets, the net assets of: the Core Bond Trust, a series of the Trust, and the Core Bond Fund, a series of John Hancock Funds II, are included.

                                      FIRST           EXCESS OVER
                                 $350 MILLION OF    $350 MILLION OF
                                    AGGREGATE          AGGREGATE
PORTFOLIO                          NET ASSETS          NET ASSETS
---------                        ---------------    ---------------
Core Equity(1).................       0.850%             0.750%

(1)For purposes of determining Aggregate Net Assets, the net assets of: the Core Equity Trust, a series of the Trust, and the Core Equity Fund, a series of John Hancock Funds II, are included.

                                      FIRST           EXCESS OVER
                                  $1 BILLION OF      $1 BILLION OF
                                    AGGREGATE          AGGREGATE
PORTFOLIO                          NET ASSETS          NET ASSETS
---------                         -------------      -------------
Global(1)......................       0.850%             0.800%

(1)For purposes of determining Aggregate Net Assets, the net assets of: the Global Trust, a series of the Trust, the Global Fund, a series of John Hancock Funds II, the International Value Trust, a series of the Trust, and the International Value Fund, a series of John Hancock Funds II, are included.

                                                        BETWEEN             BETWEEN
                                      FIRST         $150 MILLION AND    $500 MILLION AND      EXCESS OVER
                                 $150 MILLION OF    $500 MILLION OF     $2.5 BILLION OF     $2.5 BILLION OF
                                    AGGREGATE          AGGREGATE           AGGREGATE           AGGREGATE
PORTFOLIO                          NET ASSETS          NET ASSETS          NET ASSETS          NET ASSETS
---------                        ---------------    ----------------    ----------------    ---------------
High Income Trust(1)...........       0.725%             0.675%               .650%               .600%

(1)For purposes of determining Aggregate Net Assets, the net assets of: the High Income Trust, a series of the Trust, and the High Income Fund, a series of John Hancock Funds II, are included.

                                                        BETWEEN
                                      FIRST         $100 MILLION AND      EXCESS OVER
                                 $100 MILLION OF     $1 BILLION OF       $1 BILLION OF
                                    AGGREGATE          AGGREGATE           AGGREGATE
PORTFOLIO                          NET ASSETS          NET ASSETS          NET ASSETS
---------                        ---------------    ----------------     -------------
International Core(1)(formerly,
  International Stock).........       0.920%             0.895%              0.880%

(1)For the purposes of determining Aggregate Net Assets, the assets of the International Core Trust, a series of John Hancock Trust, the assets of the International Core Fund, a series of John Hancock Funds III, and the assets of the International Core Fund (formerly, the International Stock Fund), a series of John Hancock Funds II, are included.

                                                        BETWEEN
                                      FIRST         $100 MILLION AND      EXCESS OVER
                                 $100 MILLION OF     $1 BILLION OF       $1 BILLION OF
                                    AGGREGATE          AGGREGATE           AGGREGATE
PORTFOLIO                          NET ASSETS          NET ASSETS          NET ASSETS
---------                        ---------------    ----------------     -------------
International Growth(1)........       0.920%             0.895%              0.880%

(1)For purposes of determining Aggregate Net Assets, the net assets of both the International Growth Trust, a series of the Trust, the International Growth Fund, a series of John Hancock Funds III and the International Growth Fund, a series of John Hancock Funds II, are included.

                                                        BETWEEN
                                      FIRST         $750 MILLION AND      EXCESS OVER
                                 $750 MILLION OF    $1.5 BILLION OF     $1.5 BILLION OF
                                    AGGREGATE          AGGREGATE           AGGREGATE
PORTFOLIO                          NET ASSETS          NET ASSETS          NET ASSETS
---------                        ---------------    ----------------    ---------------
International
  Opportunities(1).............       0.900%             0.850%              0.800%

(1)For purposes of determining Aggregate Net Assets, the net assets of: the International Opportunities Trust, a series of the Trust, and the International Opportunities Fund, a series of John Hancock Funds II, are included.

                                                        BETWEEN             BETWEEN
                                      FIRST         $100 MILLION AND    $300 MILLION AND      EXCESS OVER
                                 $100 MILLION OF    $300 MILLION OF     $500 MILLION OF     $500 MILLION OF
                                    AGGREGATE          AGGREGATE           AGGREGATE           AGGREGATE
PORTFOLIO                          NET ASSETS          NET ASSETS          NET ASSETS          NET ASSETS
---------                        ---------------    ----------------    ----------------    ---------------
Large Cap Value(1).............       0.850%             0.850%              0.825%              0.800%

(1)For purposes of determining Aggregate Net Assets, the net assets of: the Large Cap Value Trust, a series of the Trust, and the Large Cap Value Fund, a series of John Hancock Funds II, are included.

                                                        BETWEEN             BETWEEN
                                      FIRST         $50 MILLION AND     $100 MILLION AND      EXCESS OVER
                                 $50 MILLION OF     $100 MILLION OF     $250 MILLION OF     $250 MILLION OF
                                    AGGREGATE          AGGREGATE           AGGREGATE           AGGREGATE
PORTFOLIO                          NET ASSETS          NET ASSETS          NET ASSETS          NET ASSETS
---------                        --------------     ---------------     ----------------    ---------------
Short-Term Bond(1).............       0.600%             0.600%              0.575%              0.550%

(1)For purposes of determining Aggregate Net Assets, the net assets of: the Short-Term Bond Trust, a series of the Trust, and the Short-Term Fund, a series of John Hancock Funds II, are included.

                                      FIRST           EXCESS OVER
                                 $125 MILLION OF    $125 MILLION OF
                                    AGGREGATE          AGGREGATE
PORTFOLIO                          NET ASSETS          NET ASSETS
---------                        ---------------    ---------------
Small Company(1)...............       1.050%             1.000%

(1)For purposes of determining Aggregate Net Assets, the net assets of: the Small Company Trust, a series of the Trust, and the Small Company Fund, a series of John Hancock Funds II, are included.

                                      FIRST           EXCESS OVER
PORTFOLIO                         $250 MILLION        $250 MILLION
---------                         ------------        ------------
Small Company Growth
  Trust(1).....................        1.05%              1.00%

(1)When Aggregate Net Assets exceed $1 billion, the advisory fee for the Small Company Growth Trust is 1.00% on all assets. For purposes of determining Aggregate Net Assets, the net assets of: the Small Company Growth Trust, the All Cap Growth Trust and the Mid Cap Core Trust, each a series of the Trust, and of the Small Company Growth Fund, the All Cap Growth Fund and the Mid Cap Core Fund, each a series of John Hancock Funds II, are included.

                                                        BETWEEN
                                      FIRST         $200 MILLION AND      EXCESS OVER
                                 $200 MILLION OF    $500 MILLION OF     $500 MILLION OF
                                    AGGREGATE          AGGREGATE           AGGREGATE
PORTFOLIO                          NET ASSETS          NET ASSETS          NET ASSETS
---------                        ---------------    ----------------    ---------------
Absolute Return(1).............        0.20%             0.175%               0.15%

(1)For purposes of determining Aggregate Net Assets, the net assets of: the Absolute Return Trust, a series of the Trust, and the Absolute Return Fund, a series of John Hancock Funds II, are included.

                                      FIRST           EXCESS OVER
                                 $7.5 BILLION OF    $7.5 BILLION OF
                                    AGGREGATE          AGGREGATE
PORTFOLIO                         NET ASSETS(1)      NET ASSETS(1)
---------                        ---------------    ---------------
Lifestyle Aggressive...........       0.050%             0.040%
Lifestyle Growth...............       0.050%             0.040%
Lifestyle Balanced.............       0.050%             0.040%
Lifestyle Moderate.............       0.050%             0.040%
Lifestyle Conservative.........       0.050%             0.040%

(1)For purposes of determining Aggregate Net Assets, the net assets of:
Lifestyle Aggressive Trust, Lifestyle Growth Trust, Lifestyle Balanced Trust, Lifestyle Moderate Trust, and Lifestyle Conservative Trust, each a series of John Hancock Trust and Lifestyle Aggressive Fund, Lifestyle Growth Fund, Lifestyle Balanced Fund, Lifestyle Moderate Fund, Lifestyle Conservative Fund, each a series of John Hancock Funds II, are included.

  PORTFOLIOS WHERE NET ASSETS NOT AGGREGATED WITH NET ASSETS OTHER PORTFOLIOS
                    FOR PURPOSES OF DETERMINING BREAKPOINTS


                                     ALL ASSET
PORTFOLIO                             LEVELS
---------                            ---------
Active Bond.....................       0.600%
Global Bond.....................       0.700%
Managed Trust...................       0.690%
Real Return Bond................       0.700%
Total Return....................       0.700%
Classic Value...................       0.800%
Bond Index A....................       0.470%
Bond Index B....................       0.470%
Index Allocation................        0.05%



                                                        BETWEEN             BETWEEN             BETWEEN
                                      FIRST         $50 MILLION AND     $200 MILLION AND    $500 MILLION AND      EXCESS OVER
                                 $50 MILLION OF     $200 MILLION OF     $500 MILLION OF      $1 BILLION OF       $1 BILLION OF
                                    AGGREGATE          AGGREGATE           AGGREGATE           AGGREGATE           AGGREGATE
PORTFOLIO                          NET ASSETS          NET ASSETS          NET ASSETS          NET ASSETS         NET ASSETS
---------                        --------------     ---------------     ----------------    ----------------     -------------
All Cap Growth.................       0.850%             0.850%              0.850%              0.825%              0.800%
U.S. Large Cap.................       0.825%             0.825%              0.825%              0.825%              0.800%
Growth & Income (formerly
  Growth & Income II)..........       0.675%             0.675%              0.675%              0.675%              0.675%
Strategic Opportunities........       0.800%             0.800%              0.800%              0.800%              0.800%



                                                        BETWEEN             BETWEEN             BETWEEN
                                      FIRST         $10 MILLION AND     $50 MILLION AND     $200 MILLION AND      EXCESS OVER
PORTFOLIO                          $10 MILLION        $50 MILLION         $200 MILLION        $500 MILLION       $500 MILLION
---------                          -----------      ---------------     ---------------     ----------------     ------------
Mid Cap Core...................       0.950%             0.900%              0.875%              0.850%              0.825%



                                                        BETWEEN             BETWEEN
                                      FIRST         $100 MILLION AND    $300 MILLION AND      EXCESS OVER
PORTFOLIO                         $100 MILLION        $300 MILLION        $500 MILLION        $500 MILLION
---------                         ------------      ----------------    ----------------      ------------
Overseas Equity................       1.050%             1.050%              0.900%              0.850%



                                                        BETWEEN             BETWEEN             BETWEEN
                                      FIRST         $50 MILLION AND     $200 MILLION AND    $500 MILLION AND      EXCESS OVER
PORTFOLIO                          $50 MILLION        $200 MILLION        $500 MILLION         $1 BILLION         $1 BILLION
---------                          -----------      ---------------     ----------------    ----------------      -----------
Income & Value.................       0.800%             0.800%              0.800%              0.750%              0.750%
Money Market B.................       0.500%             0.500%              0.500%              0.470%              0.470%
500 Index B....................       0.470%             0.470%              0.470%              0.460%              0.460%



                                      FIRST            EXCESS OF
PORTFOLIO                         $100 MILLION        $100 MILLION
---------                         ------------        ------------
International Equity Index B...       0.550%             0.530%


                                U.S. CORE TRUST
                       (formerly, Growth & Income Trust)

                                                        BETWEEN             BETWEEN
                                      FIRST         $500 MILLION AND     $1 BILLION AND        EXCESS OF
                                 $500 MILLION OF     $1 BILLION OF      $2.5 BILLION OF     $2.5 BILLION OF
                                    AGGREGATE          AGGREGATE           AGGREGATE           AGGREGATE
PORTFOLIO                          NET ASSETS*        NET ASSETS*         NET ASSETS*         NET ASSETS*
---------                        ---------------    ----------------    ---------------     ---------------
U.S. Core Trust................       0.780%             0.760%              0.750%              0.740%

*For the purposes of determining Aggregate Net Assets, the following net assets are included:
(a) the U.S. Core Trust, a series of John Hancock Trust,
(c) that portion of the net assets of the Managed Trust, a series of John Hancock Trust, that is managed by GMO.
(d) U.S. Core Fund, a series of John Hancock Funds III
(e) Growth & Income Fund, a series of John Hancock Funds II
(f) that portion of the net assets of the Managed Fund, a series of John Hancock Funds II, that is managed by GMO.

     The following table presents the investment advisory fee paid by each portfolio of the Trust for the year ended December 31, 2005.

                                                                ADVISORY FEE AS A
PORTFOLIO                                                         DOLLAR AMOUNT
---------                                                       -----------------
500 Index Trust.............................................      $  5,528,545
500 Index Trust B...........................................         3,819,670
Active Bond Trust*..........................................         8,939,172
Aggressive Growth Trust*....................................                NA
All Cap Core Trust..........................................         1,902,798
All Cap Growth Trust........................................         4,969,132
All Cap Value Trust.........................................         3,232,395
American Blue Chip Income and Growth Trust..................                NA
American Bond Trust.........................................                NA
American Growth Trust.......................................                NA
American Growth-Income Trust................................                NA
American International Trust................................                NA
Blue Chip Growth Trust......................................        17,653,311
Bond Index Trust A..........................................                NA
Bond Index Trust B..........................................           681,312
Capital Appreciation Trust..................................         2,574,514
Classic Value Trust.........................................           171,189
Core Bond Trust.............................................         1,025,760
Core Equity Trust...........................................         4,052,636
Diversified Bond Trust*.....................................                NA
Dynamic Growth Trust........................................         1,617,232
Emerging Growth Trust.......................................         1,651,002
Emerging Small Company Trust................................         4,540,570
Equity Index Trust*.........................................                NA
Equity-Income Trust.........................................        18,776,556
Financial Services Trust....................................         1,060,684
Fundamental Value Trust.....................................         7,610,909
Global Trust (formerly Global Equity Trust).................         3,031,854
Global Allocation Trust.....................................         1,484,826
Global Bond Trust...........................................         6,283,587
Growth Trust................................................                NA
U.S. Core Trust (formerly, Growth & Income Trust)...........         8,444,839
Growth & Income Trust (formerly, Growth & Trust II).........        14,400,563
Growth Opportunities Trust..................................                NA
Health Sciences Trust.......................................         2,148,480
High Yield Trust............................................         9,837,898
Income & Value Trust........................................         5,073,198
International Equity Index Trust A..........................           489,900
International Equity Index Trust B..........................         1,254,366
International Growth Trust..................................                NA
International Opportunities Trust...........................         2,249,136
International Small Cap Trust...............................         5,159,926
International Core Trust (formerly, International Stock
  Trust)....................................................         6,442,455
International Value Trust...................................        10,236,581
Intrinsic Value Trust.......................................                NA
Investment Quality Bond Trust...............................         2,554,482
Large Cap Trust.............................................           685,053

                                                                ADVISORY FEE AS A
PORTFOLIO                                                         DOLLAR AMOUNT
---------                                                       -----------------
Large Cap Growth Trust......................................      $  4,571,869
Large Cap Value Trust.......................................         1,869,079
Lifestyle Aggressive Trust..................................           356,179
Lifestyle Balanced Trust....................................         2,263,005
Lifestyle Conservative Trust................................           326,399
Lifestyle Growth Trust......................................         2,218,616
Lifestyle Moderate Trust....................................           651,563
Managed Trust...............................................        13,851,727
Mid Cap Core Trust..........................................         1,406,820
Mid Cap Index Trust.........................................         1,272,121
Mid Cap Stock Trust.........................................         6,855,294
Mid Cap Value Trust.........................................         5,825,921
Mid Value Trust.............................................         1,645,060
Money Market Trust..........................................        10,844,737
Money Market Trust B........................................         1,964,984
Natural Resources Trust.....................................         6,966,033
Overseas Equity Trust.......................................         2,431,998
Overseas Trust*.............................................                NA
Pacific Rim Trust (formerly, Pacific Rim Emerging Markets
  Trust)....................................................           931,033
Quantitative All Cap Trust..................................         2,129,616
Quantitative Mid Cap Trust..................................           890,044
Quantitative Value Trust....................................         2,095,251
Real Estate Securities Trust................................         7,953,455
Real Return Bond Trust......................................         4,301,354
Science & Technology Trust..................................         4,974,691
Short-Term Bond Trust.......................................         1,373,402
Small Cap Trust.............................................         1,157,054
Small Cap Growth Trust......................................         2,355,220
Small Cap Value Trust.......................................         2,720,962
Small Cap Index Trust.......................................         1,206,536
Small Cap Opportunities Trust...............................         3,676,573
Small Company Blend Trust*..................................                NA
Small Company Trust.........................................           830,515
Small Company Growth Trust..................................            90,453
Small Company Value Trust...................................         7,457,013
Special Value Trust.........................................           489,398
Spectrum Income Trust.......................................           641,105
Strategic Bond Trust........................................         6,437,799
Strategic Growth Trust*.....................................                NA
Strategic Income Trust......................................           186,613
Strategic Opportunities Trust...............................         3,609,519
Strategic Value Trust.......................................         1,401,132
Total Return Trust..........................................        10,278,843
Total Stock Market Index Trust..............................         1,570,595
U.S. Global Leaders Growth Trust............................         2,095,437
U.S. Government Securities Trust............................         3,951,607
U.S. Large Cap Trust (formerly, U.S. Large Cap Value
  Trust)....................................................         5,515,641
U.S. Multi Sector Trust.....................................         1,016,405
Utilities Trust.............................................         1,034,470

                                                                ADVISORY FEE AS A
PORTFOLIO                                                         DOLLAR AMOUNT
---------                                                       -----------------
Value Trust.................................................      $  2,168,619
Value and Restructuring Trust...............................           205,310
Value Opportunities Trust...................................                NA
Vista.......................................................            96,053
Total for all Portfolios....................................       320,960,008

*On April 29, 2005, the following portfolio combinations occurred:

ACQUIRED PORTFOLIO                           ACQUIRING PORTFOLIO
------------------                           -------------------
Aggressive Growth Trust                Mid Cap Stock Trust
Diversified Bond Trust                 Active Bond Trust
Equity Index Trust                     500 Index Trust B
Overseas Trust                         International Value Trust
Small Company Blend Trust              Small Cap Opportunities Trust
Strategic Growth Trust                 U.S. Global Leaders Growth Trust

ADVISORY FEE WAIVERS AND EXPENSE REIMBURSEMENTS

     Advisory Fee Waiver for All Portfolios of the Trust Except Those Noted Below. Effective January 1, 2006, the Adviser has agreed to waive its management fee for certain portfolios of the Trust or otherwise reimburse the expenses of those portfolios (the "Participating Portfolios") as set forth below (the "Reimbursement"). The Participating Portfolios are all portfolios of the Trust except the following:

     The five Lifestyle Trusts

     Absolute Return Trust

     American Bond Trust

     American Growth Trust

     American International Trust

     American Blue Chip Income and Growth Trust

     American Growth-Income Trust

     Money Market Trust B

     500 Index Trust B

     International Equity Index Trust B

     Bond Index Trust B

     Index Allocation Trust

     The Reimbursement will equal, on an annualized basis, 0.02% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $50 billion. The amount of the Reimbursement will be calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each portfolio. The Reimbursement may be terminated or modified at any time by the Adviser upon notice to the Trust and approval of the Board of Trustees of the Trust.

Blue Chip Growth, Equity-Income, Health Sciences, Mid Value, Science & Technology, Small Company Value, Spectrum Income and Real Estate Equity Trusts.

     T. Rowe Price has voluntarily agreed to waive a portion of its subadvisory fee for the Blue Chip Growth Trust, Equity-Income Trust, Health Sciences Trust, Mid Value Trust, Science & Technology Trust, Small Company Value Trust, Spectrum Income Trust and Real Estate Equity Trust. This waiver is based on the combined average daily net assets of these portfolios and the following funds of John Hancock Funds II: Blue Chip Growth Fund, Equity-Income Fund, Health Sciences Fund, Science & Technology Fund, Small Company Value Fund, Spectrum Income Fund and Real Estate Equity Fund (collectively, the "T. Rowe Portfolios").

     The percentage fee reduction is as follows:

COMBINED AVERAGE DAILY NET ASSETS OF THE T. ROWE PORTFOLIOS        FEE REDUCTION
-----------------------------------------------------------     --------------------
                                                                (AS A PERCENTAGE OF
                                                                THE SUBADVISORY FEE)
First $750 million..........................................            0.00%
Over $750 million...........................................             5.0%

     Effective November 1, 2006, the percentage reduction will be as follows:

COMBINED AVERAGE DAILY NET ASSETS OF THE T. ROWE PORTFOLIOS        FEE REDUCTION
-----------------------------------------------------------     --------------------
                                                                (AS A PERCENTAGE OF
                                                                THE SUBADVISORY FEE)
First $750 million..........................................            0.00%
Next $750 million...........................................             5.0%
Excess over $1.5 billion....................................             7.5%

     The Adviser has also voluntarily agreed to reduce the advisory fee for each
T. Rowe Portfolio by the amount that the subadvisory fee is reduced.

     This voluntary fee waiver may be terminated at any time by T. Rowe Price or the Adviser.

     Global and International Value Trusts. Effective December 9, 2003, due to a decrease in the subadvisory fees for the Global Trust and the International Value Trust, the Adviser voluntarily agreed to waive its advisory fees so that the amount retained by the Adviser after payment of the subadvisory fees for each such portfolio does not exceed 0.35% (0.45% effective April 29, 2005) of the portfolio's average net assets. These advisory fee waivers may be terminated at any time.

     Financial Services and Fundamental Value Trusts. The advisory fees for the Financial Services Trust and the Fundamental Value Trust currently are as follows:

                                                                               BETWEEN
                                                                             $50 MILLION
                                                               FIRST $50         AND         EXCESS OVER
PORTFOLIO                                                      MILLION*     $500 MILLION*   $500 MILLION*
---------                                                     -----------   -------------   -------------
Financial Services..........................................     0.90%           0.85%          0.80%
Fundamental Value...........................................     0.90%           0.85%          0.80%

*as a percentage of average annual net assets.

     For periods prior to October 14, 2005, the Adviser voluntarily agreed to reduce its advisory fee for the Financial Services and Fundamental Value Trusts to the amounts shown below. These advisory fee waivers could be terminated at any time.

                                                                                BETWEEN
                                                                              $50 MILLION
                                                               FIRST $50          AND         EXCESS OVER
PORTFOLIO                                                       MILLION*     $500 MILLION*   $500 MILLION*
---------                                                     ------------   -------------   -------------
Financial Services..........................................      0.85%          0.80%           0.75%
Fundamental Value...........................................      0.85%          0.80%           0.75%

*as a percentage of average annual net assets.

     Effective October 14, 2005, the advisory fees for the Financial Services Trust and the Fundamental Value Trust were lowered to the rates for the voluntary advisory fee waiver set forth above and the voluntary advisory fee waiver was eliminated. In addition, the administrative service agreement between the Adviser and Davis Selected Advisers, L.P. ("Davis"), the subadviser to these funds, whereby Davis paid the Adviser 0.05% of the average annual net assets of each of these funds (on an annualized basis) to defray a portion of the expense of providing continuing administrative services and investor support services to the Funds, was eliminated.

     All Portfolios Except the Lifestyle Trusts, Absolute Return Trust, Index Allocation Trust, Money Market Trust B, 500 Index Trust B, International Index Trust B, Bond Index Trust B, American Bond Trust, American Growth Trust, American International Trust, American Blue Chip Income and Growth Trust and American Growth-Income Trust (the "Excluded Portfolios"). The Adviser has agreed to reduce its advisory fee for a class of shares of a portfolio of the Trust in an amount equal to the amount by which the Expenses of such class of the portfolio exceed the Expense Limit set forth below and, if necessary, to remit to that class of the portfolio an amount necessary to ensure that such Expenses do not exceed that Expense Limit. "Expenses" means all the expenses of a class of a portfolio excluding: (a) advisory fees, (b) Rule 12b-1 fees, (c) transfer agency fees and service fees, (d) blue sky fees, (e) taxes, (f) portfolio brokerage commissions, (g) interest, and (h) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business.

EXPENSE LIMIT (AS A PERCENTAGE OF THE AVERAGE ANNUAL NET ASSETS OF THE PORTFOLIO ATTRIBUTABLE TO THE CLASS)

     - 0.050% in the case of the International Index Trust A and the 500 Index Trust,
     - 0.075% in the case of the Small Cap Index Trust, the Mid Cap Index Trust, the Total Stock Market Index Trust and Bond Index Trust A,

     - 0.75% in the case of the International Opportunities Trust, International Small Cap Trust, Global Trust, Global Bond Trust, International Value Trust, Overseas Equity Trust, International Core Trust, Global Real Estate Trust, International Small Company Trust and Pacific Rim Trust,
     - 0.50% in the case of all other portfolios except the Excluded Portfolios noted above.

     These expense limitations will continue in effect unless otherwise terminated by the Adviser upon notice to the Trust. These voluntary expense limitation may be terminated any time.

     Money Market Trust B, 500 Index Trust B, International Index Trust B and Bond Index Trust B. The Trust sells these portfolios only to certain variable life insurance and variable annuity separate accounts of John Hancock Life Insurance Company and its affiliates. Each portfolio is subject to an expense cap pursuant to an agreement between the Trust and the Adviser. The fees in the table reflect such expense cap. The expense cap is as follows: the Adviser has agreed to waive its advisory fee (or, if necessary, reimburse expenses of the portfolio) in an amount so that the rate of the portfolio's "Annual Operating Expenses" does not exceed the rate noted in the table below under "Net Trust Annual Expenses." A portfolio's "Annual Operating Expenses" includes all of its operating expenses including advisory fees and Rule 12b-1 fees, but excludes taxes, brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses of the portfolio not incurred in the ordinary course of the portfolio's business. Under the Agreement, the Adviser's obligation to provide the expense cap with respect to a particular portfolio will remain in effect until May 1, 2007 and will terminate after that date only if the Trust, without the prior written consent of the Adviser, sells shares of the portfolio to (or has shares of the portfolio held by) any person other than the variable life insurance or variable annuity insurance separate accounts of John Hancock Life Insurance Company or any of its affiliates that are specified in the agreement.

                                                               NET TRUST
                                                                ANNUAL
TRUST PORTFOLIO                                                EXPENSES
---------------                                                ---------
Money Market Trust B........................................     0.28%
500 Index Trust B...........................................     0.25%
International Equity Index Trust B..........................     0.34%
Bond Index Trust B..........................................     0.25%

     Index Allocation Trust. The Adviser has contractually agreed to reimburse expenses of the Index Allocation Trust that exceed 0.02% of the average annual net assets of the Index Allocation Trust (other than the Rule 12b-1 fees, class specific expenses (such as blue sky and transfer agency fees) and Underlying Portfolios expenses) until May 1, 2007. This reimbursement may be terminated any time after May 1, 2007.

     Absolute Return Trust. The Adviser has agreed until May 1, 2007 to reduce its advisory fee for a class of shares of the Absolute Return Trust in an amount equal to the amount by which the Expenses of the class of the Absolute Return Trust exceed the Expense Limit set forth below and, if necessary, to remit to that class of the Absolute Return Trust an amount necessary to ensure that such expenses do not exceed that Expense Limit. "Expenses" means all the expenses of a class of the Absolute Return Trust excluding: (a) advisory fees, (b) Rule 12b-1 fees, (c) Underlying Portfolio expenses, (d) transfer agency fees and service fees, (e) taxes, (f) portfolio brokerage commissions, (g) interest, and
(h) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business. This reimbursement may be terminated at any time after May 1, 2007.

EXPENSE LIMIT

     - 0.05% of the average annual net assets of the Absolute Return Trust attributable to the class.

     Series III Shares. The Adviser is voluntarily reimbursing Series III shares for the amount of its transfer agency fees and blue sky fees. The Adviser effects the reimbursement by waiving a portion of its advisory fees. If additional amounts are necessary, the Adviser pays such amounts to the portfolio for the benefit of the Series III shares. This voluntary expense reimbursement may be terminated at any time by the Adviser.

     Series IIIA Shares. The Adviser agrees to reduce its advisory fee for Series IIIA shares of a portfolio of the Trust in an amount equal to the amount of transfer agency fees and blue sky fees for Series IIIA shares of the portfolio accrued for the time period for which the advisory fee is paid and, if necessary, to remit to that class of the portfolio an amount necessary to pay such expenses. This voluntary expense reimbursement may be terminated at any time by the Adviser.

SUBADVISORY ARRANGEMENTS

     Under the terms of each of the Subadvisory Agreements, the Subadviser manages the assets of the assigned portfolios, subject to the supervision of the Adviser and the Trustees of the Trust. The Subadviser formulates a continuous investment program for each such portfolio consistent with its investment objectives and policies outlined in this Prospectus. Each

Subadviser regularly reports to the Adviser and the Trustees of the Trust with respect to the implementation of such programs.

     A discussion regarding the basis for the Board of Trustees' approval of each subadvisory agreement (except those noted below) is available in the Trust's semi annual report to shareholders for the six month period ended June 30, 2005. A discussion regarding the basis for the Board of Trustees' approval of the subadvisory agreements for the Value Opportunities Trust, the Bond Index Trust A and the Index Allocation Trust is available in the Trust's annual report to shareholders for the year ended December 31, 2005. A discussion regarding the basis for the Board of Trustees' approval of the subadvisory agreements for the Emerging Growth Trust, Emerging Small Company Trust, High Income Trust, High Yield Trust, International Small Company Trust, Real Estate Equity Trust, Mid Cap Value Equity Trust, Strategic Bond Trust, U.S. Government Securities Trust, Global Real Estate Trust and Absolute Return Trust and the Sub-Subadvisory Agreement for the Real Estate Securities Trust will be available in the Trust's semi annual report to shareholders for the year ended June 30, 2006.

                      MULTICLASS PRICING; RULE 12B-1 PLANS

MULTIPLE CLASSES OF SHARES

     The Trust may issue five classes of shares, NAV Shares, Series I shares (formerly referred to as Class A shares), Series II shares (formerly referred to as Class B shares), Series III (also referred to as "Class R shares") and Series IIIA shares (for the Lifestyle Trusts only). Each class of shares is the same except for differences in class expenses, including different Rule 12b-1 fees, and voting rights.

     The expenses of each portfolio of the Trust are borne by its Series I, Series II, Series III, Series IIIA and NAV shares (as applicable) based on the net assets of the portfolio attributable to shares of each class. Notwithstanding the foregoing, "class expenses" are allocated to each class. "Class expenses" for each portfolio include the Rule 12b-1 fees (if any) paid with respect to a class and other expenses which the Adviser to each portfolio determines are properly allocable to a particular class. The Adviser will make such allocations in such manner and using such methodology as it determines to be reasonably appropriate. The Adviser's determination is subject to ratification or approval by the Board. The kinds of expenses that the Adviser may determine are properly allocable to a particular class include the following: (i) printing and postage expenses related to preparing and distributing to the shareholders of a specific class (or owners of contracts funded by shares of such class) materials such as shareholder reports, prospectuses and proxies; (ii) professional fees relating solely to such class;
(iii) Trustees' fees, including independent counsel fees, relating specifically to one class; and (iv) expenses associated with meetings of shareholders of a particular class.

     All shares of each portfolio have equal voting rights and are voted in the aggregate, and not by class, except that shares of each class have exclusive voting rights on any matter submitted to shareholders that relates solely to the arrangement of that class and have separate voting rights when any matter is submitted to shareholders in which the interests of one class differ from the interests of any other class or when voting by class is otherwise required by law.

     Series III and Series IIIA Shares. Only certain "Qualified Plans" and certain permitted entities may invest in Series III and Series IIIA shares. For this purpose, a "Qualified Plan" includes: (i) a plan described in Section 401(a) of the Code; (ii) an annuity plan described in 403(a) of the Code; (iii) an annuity contract described in Section 403(b) of the Code, including a custodial account described in Section 403(b)(7) of the Code; (iv) an individual retirement account described in Section 408(a) of the Code; (v) an individual retirement annuity described in Section 408(b) of the Code; (vi) a governmental plan within the meaning of Section 414(d) of the Code; (vii) an eligible deferred compensation plan described in Section 457(b) of the Code; (viii) a simplified employee pension described in Section 408(k) of the Code; (ix) a plan described in Section 501(c)(18) of the Code; and (x) any other trust, plan, account, contract, or annuity that the Internal Revenue Service has determined to be within the scope of Section 1.817-5(f)(3)(iii) of the Income Tax Regulations.

RULE 12B-1 PLANS OF EACH CLASS

     NAV shares are not subject to a Rule 12b-1 fee.

     Series I shares of each portfolio are subject to a Rule 12b-1 fee of .05% of Series I share average daily net assets except as follows:

      -- American Growth Trust, American International Trust, American Growth-Income Trust, American Bond Trust and American Blue Chip Income and Growth Trust are subject to a Rule 12b-1 fee of .35%. In addition, each master fund pays a Rule 12b-1 fee of .25% of average annual net assets of the master fund.

     Series II shares of each portfolio are subject to a Rule 12b-1 fee of up to ..25% of Series II share average daily net assets except as follows:

      -- American Growth Trust, American International Trust, American Growth-Income Trust, American Bond Trust and American Blue Chip Income and Growth Trust are subject to a Rule 12b-1 fee of .50%. In addition, each master fund pays a Rule 12b-1 fee of .25% of average annual net assets of the master fund.

     Series III shares of each portfolio are subject to a Rule 12b-1 fee of up to .40% of Series III share average daily net assets (.15% in the case of the Lifestyle Trusts) except as follows:

      -- American Growth Trust, American International Trust, American Growth-Income Trust, American Bond Trust and American Blue Chip Income and Growth Trust do not offer Series III shares.

     Effective April 29, 2005, the Lifestyle Trusts ceased offering Series III shares for sale.

     Only the Lifestyle Trusts offer Series IIIA shares. Series IIIA shares are subject to a Rule 12b-1 fee of up to .55% of Series IIIA share average daily net assets.

     Rule 12b-1 fees will be paid to the Trust's Distributor, John Hancock Distributors, LLC (formerly, Manulife Financial Securities LLC), or any successor thereto.

     To the extent consistent with applicable laws, regulations and rules, the Distributor may use Rule 12b-1 fees:

          (i) for any expenses relating to the distribution of the shares of the class,

          (ii) for any expenses relating to shareholder or administrative services for holders of the shares of the class (or owners of contracts funded in insurance company separate accounts that invest in the shares of the class) and

          (iii) for the payment of "service fees" that come within Rule 2830(d)(5) of the Rules of Fair Practice of the National Association of Securities Dealers, Inc.

     Without limiting the foregoing, the Distributor may pay all or part of the Rule 12b-1 fees from a portfolio to one or more affiliated and unaffiliated insurance companies that have issued variable insurance contracts for which the portfolio serves as an investment vehicle as compensation for providing some or all of the types of services described in the preceding sentence; this provision, however, does not obligate the Distributor to make any payments of Rule 12b-1 fees and does not limit the use that the Distributor may make of the Rule 12b-1 fees it receives. Currently, all such payments are made to insurance companies affiliated with the Trust's investment adviser and Distributor. However, payments may be made to nonaffiliated insurance companies in the future.

     Rule 12b-1 fees are paid out of a portfolio's assets on an ongoing basis. Therefore, these fees will increase the cost of an investment in a portfolio and may, over time, be greater than other types of sales charges.

                              GENERAL INFORMATION

TAXES

     The following is a summary of some important tax issues that affect the Trust and the Portfolios. The summary is based on current tax laws which may be changed by legislative, judicial or administrative action (possibly with retroactive effect). You should not consider this to be a detailed description of the tax treatment of the Trust or the Portfolios. More information about taxes is located in the Statement of Additional Information under the heading -- "Additional Information Concerning Taxes". YOU ARE URGED TO CONSULT YOUR TAX ADVISER REGARDING SPECIFIC QUESTIONS AS TO FEDERAL, STATE AND LOCAL INCOME TAXES AND THEIR IMPACT ON YOUR PERSONAL TAX LIABILITY.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY
DIVERSIFICATION REQUIREMENTS APPLICABLE TO INSURANCE COMPANY SEPARATE ACCOUNTS

     The Trust intends to take the steps necessary to qualify each portfolio as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code") and believes that each portfolio will so qualify. As a result of qualifying as a regulated investment company, each portfolio will not be subject to U.S. Federal income tax on its net investment income and net capital gain that it distributes to its shareholders in each taxable year provided that it distributes to its shareholders at least 90% of its net investment income for such taxable year. Net investment income is defined as investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid and excluding net capital gains. Net capital gain is defined as the excess of its net realized long-term capital gain over its net realized short-term capital loss. Each portfolio is subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of ordinary income and capital gain net income. To the extent possible, each portfolio intends to make sufficient distributions to avoid the application of both corporate income and excise taxes.

     Because the Trust complies with the ownership restrictions of Treas. Reg.
Section 1.817-5(f), Rev. Rul. 81-225, Rev. Rul. 2003-91, and Rev. Rul. 2003-92
(no direct ownership by the public), the Trust expects each insurance company separate account to be treated as owning (as a separate investment) its proportionate share of each asset of any portfolio in which it invests, provided that the portfolio qualifies as a regulated investment company. Therefore, each portfolio intends to meet the additional diversification requirements that are applicable to insurance company separate accounts under Subchapter L of the Code. These requirements generally provide that no more than 55% of the value of the assets of a portfolio may be represented by any one investment; no more than 70% by any two investments; no more than 80% by any three investments; and no more than 90% by any four investments. For these purposes, all securities of the same issuer are treated as a single investment and each United States government agency or instrumentality is treated as a separate issuer.

     If a portfolio failed to qualify as a regulated investment company, owners of contracts based on the portfolio:

      -- would be treated as owning shares of the portfolio (rather than their proportionate share of the assets of such portfolio) for purposes of the diversification requirements under Subchapter L of the Code, and as a result might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral, and

      -- the portfolio would incur regular corporate federal income tax on its taxable income for that year and be subject to certain distribution requirements upon requalification.

     In addition, if a portfolio failed to comply with the diversification requirements of the regulations under Subchapter L of the Code, owners of contracts based on the portfolio might be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by the Adviser and the Subadvisers and it is intended that the portfolios will comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in a reduction in the return under a portfolio, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the Subadvisers might otherwise believe to be desirable.

FOREIGN INVESTMENTS

     Portfolios investing in foreign securities or currencies may be required to pay withholding or other taxes to foreign governments. Foreign tax withholding from dividends and interest, if any, is generally imposed at a rate between 10% and 35%. The investment yield of any portfolio that invests in foreign securities or currencies will be reduced by these foreign taxes. The foreign tax credit, if any, allowable with respect to such foreign taxes will not benefit owners of variable annuity or variable life insurance contracts who allocate investments to a portfolio of the Trust.

TAX IMPLICATIONS FOR INSURANCE CONTRACTS WITH INVESTMENTS ALLOCATED TO THE TRUST

     For information regarding the tax implications for the purchaser of a variable annuity or life insurance contract who allocates investments to a portfolio of the Trust, please refer to the prospectus for the contract.

                               ------------------

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisors. The Code and Regulations are subject to change, possibly with retroactive effect. See "Additional Information Concerning Taxes" in the Statement of Additional Information for additional information on taxes.

DIVIDENDS

     The Trust intends to declare as dividends substantially all of the net investment income, if any, of each portfolio. Dividends from the net investment income and the net capital gain, if any, for each portfolio except the Money Market Trust will be declared not less frequently than annually and reinvested in additional full and fractional shares of that portfolio or paid in cash. Dividends from net investment income and net capital gain, if any, for the Money Market Trust will be declared and reinvested, or paid in cash, daily.

PURCHASE AND REDEMPTION OF SHARES

     Shares of each portfolio of the Trust are offered continuously, without sales charge, at a price equal to their net asset value. The Trust sells its shares directly without the use of any underwriter. Shares of each portfolio of the Trust are sold and redeemed at their net asset value next computed after a purchase payment or redemption request is received by the shareholder from the contract owner or after any other purchase or redemption order is received by the Trust. Depending upon the net asset value at that time, the amount paid upon redemption may be more or less than the cost of the shares redeemed. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. However, the Trust may suspend the right of redemption or postpone the date of payment beyond seven days during any period when:

      -- trading on the New York Stock Exchange is restricted, as determined by the SEC, or such Exchange is closed for other than weekends and holidays;

      -- an emergency exists, as determined by the SEC, as a result of which disposal by the Trust of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Trust fairly to determine the value of its net assets; or

      -- the SEC by order so permits for the protection of security holders of the Trust.

Calculation of Net Asset Value

     The net asset value of the shares of each portfolio is determined once daily as of the close of day-time trading of the New York Stock Exchange, Monday through Friday, except that no determination is required on:

          (i) days on which changes in the value of such portfolio's portfolio securities will not materially affect the current net asset value of the shares of the portfolio,

          (ii) days during which no shares of such portfolio are tendered for redemption and no order to purchase or sell such shares is received by the Trust, or

          (iii) the following business holidays or the days on which such holidays are observed by the New York Stock Exchange: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     The net asset values per share of all portfolios, except the Money Market Trust, are computed by:

          (i) adding the sum of the value of the securities held by each portfolio plus any cash or other assets it holds,

          (ii) subtracting all its liabilities, and

          (iii) dividing the result by the total number of shares outstanding of that portfolio at such time.

     Valuation of Securities. Securities held by each of the portfolios, except securities held by the Money Market and Lifestyle Trusts and money market instruments with remaining maturities of 60 days or less, are valued at their market value if market quotations are readily available. Otherwise, portfolio securities are valued at fair value as determined in good faith by the Trustees. The Trustees have delegated the responsibility to fair value securities to the Trust's Pricing Committee (the "Pricing Committee"), and actual calculation of fair value may be made by persons acting pursuant to the direction of the Trustees.

     Generally, trading (i) in non-U.S. securities, (ii) U.S. Government Securities and (iii) money market instruments is substantially completed each day at various times prior to the close of trading of the New York Stock Exchange. The values of such securities used in computing the net asset value of a portfolio's shares are generally determined as of such times. If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Trustees or their designee believe accurately reflects its fair value.

     In deciding whether to make a fair value adjustment to the price of a security, the Trustees or their designee may review a variety of factors, including, developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Trust may also fair value securities in other situations, for example, when a particular foreign market is closed but the Trust is calculating the net asset value for its portfolios. In view of these factors, it is likely that Trust portfolios investing significant amounts of assets in securities in foreign markets will be fair valued more frequently than Trust portfolios investing significant amounts of assets in frequently traded, U.S. exchange listed securities of large capitalization U.S. issuers.

     For purposes of determining when fair value adjustments may be appropriate with respect to Trust portfolios that invest in securities in foreign markets that close prior to the New York Stock Exchange, the Trust will, on an ongoing basis, monitor for "significant market events." A "significant market event" is a certain percentage change in the value of the S&P index or of certain "i-Share Exchange Traded Funds" ("i-Shares") which track foreign markets in which Trust portfolios have significant investments. If a significant market event occurs due to a change in the value of the S&P index or of i-Shares, the pricing for all Trust portfolios that invest in foreign market that have closed prior to the New York Stock Exchange will promptly be reviewed and potential adjustments to the net asset value of such portfolios will be recommended to the Trust's Pricing Committee where applicable.

     Fair value pricing of securities is intended to help ensure that the net asset value of a portfolio's shares reflects the value of the portfolio's securities as of the close of the New York Stock Exchange (as opposed to a value which is no longer accurate as of such close), thus limiting the opportunity for aggressive traders to purchase shares of a portfolio at deflated prices reflecting stale security valuations and promptly sell such shares at a gain. However, a security's valuation may differ depending on the method used for determining value and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains.

     All instruments held by the Money Market Trust and money market instruments with a remaining maturity of 60 days or less held by the other portfolios are valued on an amortized cost basis. Underlying Portfolio shares held by the Lifestyle Trusts and by the American Growth Trust, American Bond Trust, American International Trust, American Blue Chip Income and Growth Trust and American Growth-Income Trust (the "MIT American Funds") are valued at their net asset value. The MIT American Funds invest in corresponding American Funds master funds, and the prospectus for the American Funds master funds which accompanies this prospectus describes the valuation of securities held by these master funds, including the circumstances in which such securities may be fair valued.

DISRUPTIVE SHORT TERM TRADING

     None of the Trust's portfolios are designed for short-term trading since such activity may increase portfolio transaction costs, disrupt management of a portfolio (affecting a subadviser's ability to effectively manage a portfolio in accordance with its investment objective and policies) and dilute the interest in a portfolio held for long-term investment ("Disruptive Short-Term Trading"). An investor should invest in the Trust's portfolios for long-term investment purposes only.

     The Board of Trustees has adopted procedures to deter Disruptive Short-Term Trading and the Trust seeks to deter and prevent such trading through several methods:

     First, to the extent that there is a delay between a change in the value of a portfolio's holdings, and the time when that change is reflected in the net asset value of the portfolio's shares, the portfolio is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at net assets values that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometime referred to as "stale price arbitrage," by the appropriate use of "fair value" pricing of the securities in the Trust's portfolios. See "Purchases and Redemption of Shares" above for further information on fair value pricing.

     Second, the Trust will seek to monitor purchases and redemptions of Trust shares. If management of the Trust becomes aware of Disruptive Short-Term Trading in any separate account of an insurance company that uses the Trust as its underlying investment vehicle, the Trust will request that the insurance company take appropriate action to ensure that the Disruptive Short-Term Trading ceases. If the Disruptive Short-Term Trading continues, the Trust will request that the insurance company impose restrictions on such trading. There can be no assurance that the insurance company will comply with the Trust's request. The Trust will cooperate with efforts by the insurance companies to limit excessive transfers in the Trust's portfolios by contract holders in their insurance products.

     Third, Series III and Series IIIA shares of the Trust are sold directly to qualified retirement plans and the Trust restricts transfers to two per month per account for these shares. (For purposes of this restriction, all transfers made during the period from the opening of trading each day the net asset value of the shares are determined (usually 9 a.m.) to the close of trading that day (the close of day-time trading of the New York Stock Exchange (usually 4 p.m.)) are considered one transfer.) Shareholders may, however, transfer to the Money Market Trust even if the two transfer per month limit has been reached if 100% of the assets in an account are transferred to the Money Market Trust. If such a transfer to the Money Market Trust is made, for a 30 day period after such transfer, no subsequent transfers from the Money Market Trust to another portfolio of the Trust may be made. This restriction is applied uniformly to all participants in qualified retirement plans.

     Investors in the Trust should note that insurance companies have legal and technological limitations on their ability to impose restrictions on Disruptive Short-Term Trading and that restrictions may vary among insurance companies and by insurance product. Investors should also note that by their nature, insurance company separate accounts and omnibus or other nominee accounts, in which purchases and sales of portfolio shares by multiple investors are aggregated for presentation to a portfolio on a net basis make it more difficult for the Trust to identify short-term transactions in a portfolio and the investor who is effecting the transaction. Therefore, no assurance can be given that the Trust will be able to impose uniform restrictions on all insurance companies and all insurance products or that it will be able to successfully impose restrictions on all Disruptive Short-Term Trading. If the Trust is unsuccessful in restricting Disruptive Short-Term Trading, the portfolios may incur higher brokerage costs, may maintain higher cash levels (limiting their ability to achieve their investment objective and affecting the subadviser's ability to effectively manage them) and may be exposed to dilution with respect to interests held for long-term investment.

     Market timers may target portfolios with the following types of investments:

          1. portfolios with significant investments in foreign securities traded on markets that close before the portfolio determines its net asset value. The following Trust portfolios have significant investments in foreign securities:

            American International Trust
            Global Trust

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

            Global Real Estate Trust
            International Growth Trust
            International Opportunities Trust
            International Small Cap Trust
            International Small Company Trust
            International Core Trust (formerly, International Stock Trust) International Value Trust
            Overseas Equity Trust
            Pacific Rim Trust

          2. portfolios with significant investments in high yield securities that are infrequently traded. The following Trust portfolios have significant investments in high yield securities:

            High Income Trust
            High Yield Trust
            U.S. High Yield Bond Trust

          3. Portfolios with significant investments in small cap securities. The following portfolios have significant investments in small cap securities:

            Emerging Growth Trust
            Emerging Small Company Trust
            Small Cap Trust
            Small Cap Growth Trust
            Small Cap Opportunities Trust
            Small Cap Value Trust
            Small Company Trust
            Small Company Growth Trust
            Small Company Value Trust
            Special Value Trust
            Value Opportunities Trust

     Market timers may also target portfolios with other types of investments for frequent trading of shares.

POLICY REGARDING DISCLOSURE OF TRUST PORTFOLIO HOLDINGS

     The Statement of Additional Information of the Trust contains a description of the Trust's policies and procedures regarding disclosure of Trust portfolio holdings. (See "Procedures Regarding Disclosure of Trust Portfolio Holdings")

     Each of the Lifestyle Trusts invests in shares of other Trust portfolios. The holdings of each Lifestyle Trust in other Trust portfolios will be posted to the website listed below within 30 days after each calendar quarter end and within 30 days after any material changes are made to the holdings of a Lifestyle Trust. In addition, the ten largest holdings of each Trust portfolio will be posted to the website listed below 30 days after each calendar quarter end. The information described above will remain on the website until the date the Trust files its Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Trust's Form N-CSR and Form N-Q will contain each portfolio's entire portfolio holdings as of the applicable calendar quarter end.

http://www.johnhancockannuities.com/Marketing/Portfolio/PortfolioIndexPage.aspx

PURCHASERS OF SHARES OF THE TRUST

     Shares of the Trust may be sold to insurance company separate accounts for both variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans ("Qualified Plans"). Due to differences in tax treatments and other considerations, the interests of various contract owners participating in the Trust and the interests of Qualified Plans investing the Trust may conflict. The Board of Trustees of the Trust will monitor events in order to identify the existence of any material irreconcilable conflicts and determine what action, if any, should be taken in response to any such conflict.

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

                                   APPENDIX A

                   LIFESTYLE TRUSTS AND ABSOLUTE RETURN TRUST

                        DESCRIPTION OF UNDERLYING FUNDS

The Lifestyle Trusts and Absolute Return Trust may invest in any of the Trust portfolios except the Index Allocation Trust and the five American Trusts (the "Underlying Portfolios"). The following tables set forth, separately for the fixed-income Underlying Portfolios and the equity Underlying Portfolios of the
Trust: (i) the names of the Underlying Portfolios and of their respective subadvisers; (ii) the expense ratios (or estimated expense ratios in the case of new portfolios) of the Class NAV shares of the Underlying Portfolios for the current fiscal year; and (iii) brief descriptions of the Underlying Portfolio investment goals and principal strategies. Additional investment practices are described in the Trust's Statement of Additional Information and in the prospectuses for the Underlying Portfolios.

                       FIXED-INCOME UNDERLYING PORTFOLIOS

PORTFOLIO AND
SUBADVISER(S)                    EXPENSE RATIO                   GOAL AND PRINCIPAL STRATEGY
-------------                    -------------                   ---------------------------
ACTIVE BOND TRUST                    0.67%       Seeks income and capital appreciation by investing at least
Declaration Management &                         80% of its assets in a diversified mix of debt securities
Research LLC and Sovereign                       and instruments.
Asset Management LLC

BOND INDEX TRUST A                   0.52%       Seeks to track the performance of the Lehman Brothers
Declaration Management &                         Aggregate Index* (which represents the U.S. investment grade
Research LLC                                     bond market). The fund normally invests at least 80% of its assets in securities listed in this Index. The fund is an
                                                 intermediate-term bond fund of high and medium credit
                                                 quality.

CORE BOND TRUST                      0.74%       Seeks total return consisting of income and capital
Wells Capital Management, Inc.                   appreciation by normally investing in a broad range of
                                                 investment-grade debt securities. The subadviser invests in debt securities that it believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. From time to time, the fund may also invest in unrated bonds believed to be comparable to investment-grade debt securities. Under normal
                                                 circumstances, the subadviser expects to maintain an overall effective duration range between 4 and 5 1/2 years.

GLOBAL BOND TRUST                    0.82%       Seeks to realize maximum total return, consistent with
Pacific Investment Management                    preservation of capital and prudent investment management by
Company                                          investing primarily in fixed-income securities denominated in major foreign currencies, baskets of foreign currencies
                                                 (such as the ECU) and the U.S. dollar.

HIGH INCOME TRUST                    0.95%       Seeks high current income and as a secondary objective,
Sovereign Asset Management LLC                   capital appreciation by investing normally at least 80% of its assets in U.S. and foreign fixed- income securities
                                                 rated BB/Ba or lower and their unrated equivalents.

HIGH YIELD TRUST                     0.70%       Seeks to realize an above-average total return over a market
Western Asset Management                         cycle of three to five years, consistent with reasonable
Company                                          risk, by investing primarily in high yield debt securities, including corporate bonds and other fixed-income securities.

INVESTMENT QUALITY BOND TRUST        0.69%       Seeks a high level of current income consistent with the
Wellington Management Company,                   maintenance of principal and liquidity by investing in a
LLP                                              diversified portfolio of investment grade bonds, focusing on corporate bonds and U.S. Government bonds with intermediate to longer term maturities. The fund may also invest up to
                                                 20% of its assets in non-investment grade fixed income
                                                 securities.

MONEY MARKET TRUST                   0.52%       Seeks to obtain maximum current income consistent with
MFC Global Investment                            preservation of principal and liquidity. The fund invests in
Management (U.S.A.) Limited                      high quality, U.S. dollar denominated money market
                                                 instruments.

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

PORTFOLIO AND
SUBADVISER(S)                    EXPENSE RATIO                   GOAL AND PRINCIPAL STRATEGY
-------------                    -------------                   ---------------------------
REAL RETURN BOND TRUST               0.77%       Seeks maximum return, consistent with preservation of
Pacific Investment Management                    capital and prudent investment management, by normally
Company                                          investing at least 80% of its net assets in
                                                 inflation-indexed bonds of varying maturities issued by the
                                                 U.S. and non-U.S. governments and by corporations.

SHORT-TERM BOND TRUST                0.68%       Seeks income and capital appreciation by investing at least
Declaration Management &                         80% of its assets in a diversified mix of debt securities
Research LLC                                     and instruments.

SPECTRUM INCOME TRUST                0.80%       Seeks a high level of current income with moderate share
T. Rowe Price Associates, Inc.                   price fluctuation. The fund diversifies its assets widely
                                                 among market segments and seeks to maintain broad exposure to several markets in an attempt to reduce the impact of
                                                 markets that are declining and to benefit from good
                                                 performance in particular segments over time. The fund
                                                 normally invests in domestic and international bonds,
                                                 income-oriented stocks, short-term securities, mortgage-
                                                 backed securities and U.S. Government securities. The fund may invest in high yield fixed-income securities (commonly known as "junk bonds").

STRATEGIC BOND TRUST                 0.75%       Seeks a high level of total return consistent with
Western Asset Management                         preservation of capital by giving its subadviser broad
Company                                          discretion to deploy the fund's assets among certain
                                                 segments of the fixed income market in the manner the
                                                 subadviser believes will best contribute to achieving the
                                                 fund's investment goal.

STRATEGIC INCOME TRUST               1.03%       Seeks a high level of current income by normally investing
Sovereign Asset Management LLC                   primarily in foreign government and corporate debt
                                                 securities from developed and emerging markets; U.S.
                                                 Government and agency securities; and U.S. high yield bonds.

TOTAL RETURN TRUST                   0.77%       Seeks to realize maximum total return, consistent with
Pacific Investment Management                    preservation of capital and prudent investment management,
Company                                          by normally investing at least 65% of its assets in a
                                                 diversified portfolio of fixed income securities of varying maturities. The average portfolio duration will normally
                                                 vary within a three-to six-year time frame based on the
                                                 subadviser's forecast for interest rates.

U.S. GOVERNMENT SECURITIES           0.66%       Seeks a high level of current income, consistent with
TRUST                                            preservation of capital and maintenance of liquidity, by
Western Asset Management                         investing in debt obligations and mortgage- backed
Company                                          securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such
                                                 securities.

U.S. HIGH YIELD BOND TRUST           0.95%       Seeks total return with a high level of current income by
Wells Capital Management, Inc.                   normally investing primarily in below investment-grade debt securities (commonly known as "junk bonds" or high yield
                                                 securities). The fund also invests in corporate debt
                                                 securities and may buy preferred and other convertible
                                                 securities and bank loans.

                          EQUITY UNDERLYING PORTFOLIOS

PORTFOLIO AND
SUBADVISER(S)                    EXPENSE RATIO                   GOAL AND PRINCIPAL STRATEGY
-------------                    -------------                   ---------------------------
500 INDEX TRUST                      0.51%       Seeks to approximate the aggregate total return of a broad
MFC Global Investment                            U.S. domestic equity market index by attempting to track the
Management (U.S.A.) Limited                      performance of the S&P 500 Composite Stock Price Index.*

ALL CAP CORE TRUST                   0.87%       Seeks long-term growth of capital by investing primarily in
Deutsche Asset Management Inc.                   common stocks and other equity securities within all asset classes (small, mid and large cap), primarily those within the Russell 3000 Index.*

PORTFOLIO AND
SUBADVISER(S)                    EXPENSE RATIO                   GOAL AND PRINCIPAL STRATEGY
-------------                    -------------                   ---------------------------
ALL CAP GROWTH TRUST                 0.90%       Seeks long-term capital appreciation by normally investing
AIM Capital Management, Inc.                     its assets principally in common stocks of companies that
                                                 are likely to benefit from new or innovative products,
                                                 services or processes, as well as those that have
                                                 experienced above average, long-term growth in earnings and have excellent prospects for future growth.

ALL CAP VALUE TRUST                  0.90%       Seeks capital appreciation by investing in equity securities
Lord, Abbett & Co, LLC                           of U.S. and multinational companies in all capitalization
                                                 ranges that the subadviser believes are undervalued.

BLUE CHIP GROWTH TRUST               0.88%       Seeks to achieve long-term growth of capital (current income
T. Rowe Price Associates, Inc.                   is a secondary objective) by normally investing at least 80%
                                                 of its total assets in the common stocks of large and
                                                 medium-sized blue chip growth companies. Many of the stocks in the portfolio are expected to pay dividends.

CAPITAL APPRECIATION TRUST           0.87%       Seeks long-term capital growth by investing at least 65% of
Jennison Associates LLC                          its total assets in equity-related securities of companies that exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospects.
                                                 These companies are generally medium-to-large capitalization companies.

CLASSIC VALUE TRUST                  1.04%       Seeks long-term growth of capital by normally investing at
Pzena Investment Management,                     least 80% of its net assets in domestic equity securities.
LLC                                              The subadviser seeks to identify companies that it believes are currently undervalued relative to the market, based on estimated future earnings and cash flow.

CORE EQUITY TRUST                    0.85%       Seeks long-term capital growth by normally investing
Legg Mason Capital Management,                   primarily in equity securities that, in the subadviser's
Inc.                                             opinion, offer the potential for capital growth. The
                                                 subadviser seeks to purchase securities at large discounts to the subadviser's assessment of their intrinsic value.

DYNAMIC GROWTH TRUST                 1.02%       Seeks long-term growth of capital by investing in stocks and
Deutsche Asset Management Inc.                   other equity securities of medium-sized U.S. companies with strong growth potential.

EMERGING GROWTH TRUST                0.88%       Seeks superior long-term rates of return through capital
Sovereign Asset Management LLC                   appreciation by normally investing primarily in high quality securities and convertible instruments of small-cap U.S.
                                                 companies.

EMERGING SMALL COMPANY TRUST         1.03%       Seeks long-term capital appreciation by investing, under
RCM Capital Management LLC                       normal market conditions, at least 80% of its net assets
("RCM")                                          (plus borrowings for investment purposes) in equity
                                                 securities of U.S. companies with smaller capitalizations
                                                 (which RCM defines as companies with market capitalizations of not less than 50% and not more than 200% of the weighted average market capitalization of the Russell 2000 Index).*

EQUITY-INCOME TRUST                  0.86%       Seeks to provide substantial dividend income and also
T. Rowe Price Associates, Inc.                   long-term capital appreciation by investing primarily in
                                                 dividend-paying common stocks, particularly of established companies with favorable prospects for both increasing
                                                 dividends and capital appreciation.

FINANCIAL SERVICES TRUST             0.91%       Seeks growth of capital by normally investing at least 80%
Davis Advisors                                   of its net assets (plus any borrowings for investment
                                                 purposes) in companies principally engaged in financial
                                                 services. A company is "principally engaged" in financial
                                                 services if it owns financial services-related assets
                                                 constituting at least 50% of the value of its total assets, or if at least 50% of its revenues are derived from its
                                                 provision of financial services.

PORTFOLIO AND
SUBADVISER(S)                    EXPENSE RATIO                   GOAL AND PRINCIPAL STRATEGY
-------------                    -------------                   ---------------------------
FUNDAMENTAL VALUE TRUST              0.82%       Seeks growth of capital by normally investing primarily in
Davis Advisors                                   common stocks of U.S. companies with market capitalizations of at least $10 billion that the subadviser believes are
                                                 undervalued. The fund may also invest in U.S. companies with smaller capitalizations.

GLOBAL TRUST                         0.98%       Seeks long-term capital appreciation by normally investing
Templeton Global Advisors                        at least 80% of its net assets (plus any borrowings for
Limited                                          investment purposes) in equity securities of companies
                                                 located anywhere in the world, including emerging markets.

GLOBAL ALLOCATION TRUST              1.04%       Seeks total return, consisting of long-term capital
UBS Global Asset Management                      appreciation and current income, by investing in equity and
(Americas) Inc.                                  fixed income securities of issuers located within and
                                                 outside the U.S.

GLOBAL REAL ESTATE TRUST             1.21%       Seeks to achieve a combination of long-term capital
Deutsche Asset Management, Inc.                  appreciation and current income by investing, under normal market conditions, at least 80% of net assets (plus any
                                                 borrowings for investment purposes) in equity securities of real estate investment trusts ("REITS") and real estate
                                                 companies including foreign REITS and real estate companies.

GROWTH TRUST                         0.88%       Seeks long-term capital growth by seeking to outperform its
Grantham, Mayo, Van Otterloo &                   benchmark, the Russell 1000 Growth Index. The fund typically
Co. LLC                                          makes equity investments in U.S. companies whose stocks are included in the Russell 1000 Index, or in companies with
                                                 size and growth characteristics similar to those of
                                                 companies with stocks in the Index.*

U.S. CORE TRUST                      0.81%       Seeks to achieve a high total return by outperforming its
(formerly, Growth & Income                       benchmark, the S&P 500 Index. The fund normally invests at
Trust)                                           least 80% of its assets in investments tied economically to
Grantham, Mayo, Van Otterloo &                   the U.S. and typically makes equity investments in larger
Co. LLC                                          capitalized U.S. companies to gain broad exposure to the
                                                 U.S. equity market.

GROWTH & INCOME TRUST                0.76%       Seeks income and long-term capital appreciation. The fund is
(formerly, Growth & Income                       a large cap stock portfolio that normally invests primarily
Trust II)                                        in a diversified mix of common stocks of large U.S.
Independence Investment LLC                      companies.

GROWTH OPPORTUNITIES TRUST           0.94%       Seeks long-term capital growth by seeking to outperform its
Grantham, Mayo, Van Otterloo &                   benchmark, the Russell 2500 Growth Index. The fund typically
Co. LLC                                          makes equity investments in companies whose stocks are
                                                 included in the Russell 2500 Index, or in companies with
                                                 total market capitalizations similar such companies ("small cap companies"). The fund normally invests at least 80% of its assets in investments in small cap companies.*

HEALTH SCIENCES TRUST                1.17%       Seeks long-term capital appreciation by normally investing
T. Rowe Price Associates, Inc.                   at least 80% of its net assets (plus any borrowings for
                                                 investment purposes) in common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or
                                                 the life sciences (collectively, "health sciences").

INTERNATIONAL EQUITY INDEX           0.63%       Seeks to track the performance of broad-based equity indices
TRUST A                                          of foreign companies in developed and emerging markets by
SSgA Funds Management, Inc.                      attempting to track the performance of the MSCI All Country
                                                 World ex-US Index.*

PORTFOLIO AND
SUBADVISER(S)                    EXPENSE RATIO                   GOAL AND PRINCIPAL STRATEGY
-------------                    -------------                   ---------------------------
INTERNATIONAL GROWTH TRUST           1.04%       Seeks long term capital appreciation by seeking to
Grantham, Mayo, Van Otterloo &                   outperform its benchmark, the S&P/Citigroup Primary Market
Co. LLC                                          Index ("PMI") Europe, Pacific, Asia Composite ("EPAC")
                                                 Growth Style Index. The fund typically invests in a
                                                 diversified portfolio of equity investments from the world's developed markets throughout the world.

INTERNATIONAL OPPORTUNITIES          1.01%       Seeks long-term growth of capital by normally investing at
TRUST                                            least 65% of its assets in common stocks of foreign
Marsico Capital Management, LLC                  companies selected for their long-term growth potential. The fund may invest in companies of any size throughout the
                                                 world and normally invests in issuers from at least three
                                                 different countries not including the U.S. It may invest in common stocks of companies operating in emerging markets.

INTERNATIONAL SMALL CAP TRUST        1.13%       The Portfolio invests primarily in the common stock of
Templeton Investment Counsel                     smaller companies outside the U.S.
LLC

INTERNATIONAL SMALL COMPANY          1.12%       Seeks long-term capital appreciation by investing its assets
TRUST                                            in equity securities of non-U.S. small companies of
Dimensional Fund Advisors Inc.                   developed and emerging markets.

INTERNATIONAL CORE TRUST             0.96%       Seeks long-term growth of capital by seeking to
(formerly, International Stock                   outperforming its benchmark, the MSCI EAFE Index. The fund
Trust)                                           normally invests 80% of its assets in equity securities and
Grantham, Mayo, Van Otterloo &                   typically invests in a diversified mix of equity investments
Co. LLC                                          from developed markets other than the U.S.

INTERNATIONAL VALUE TRUST            1.01%       Seeks long-term growth of capital by normally investing
Templeton Investment Counsel,                    primarily in equity securities of companies located outside
LLC                                              the U.S., including emerging markets.*

INTRINSIC VALUE TRUST                0.91%       Seeks long-term capital growth by seeking to outperform its
Grantham, Mayo, Van Otterloo &                   benchmark, the Russell 1000 Value Index. The fund typically
Co. LLC                                          makes equity investments in U.S. companies whose stocks are included in the Russell 1000 Index, or in companies with
                                                 size and growth characteristics similar to those of
                                                 companies with stocks in the Index.*

LARGE CAP TRUST                      0.89%       Seeks to maximize total return, consisting of capital
UBS Global Asset Management                      appreciation and current income, by normally investing at
                                                 least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of U.S. large
                                                 capitalization companies.

LARGE CAP VALUE TRUST                0.92%       Seeks long-term growth of capital by normally investing,
Fund Asset Management, L.P.                      primarily in a diversified portfolio of equity securities of
("Mercury Advisors")                             large cap companies located in the U.S.

MANAGED TRUST                        0.75%       Seeks income and long-term capital appreciation by investing
Grantham, Mayo, Van Otterloo &                   primarily in a diversified mix of: (a) common stocks of
Co. LLC and Declaration                          large and mid sized U.S. companies; and (b) bonds with an
Management & Research LLC                        overall intermediate term average maturity. The fund employs a multi-manager approach with two subadvisers, each of which employs its own investment approach and independently
                                                 manages its portion of the fund's portfolio.

MID CAP CORE TRUST                   0.95%       Seeks long-term growth of capital by normally investing at
AIM Capital Management, Inc.                     least 80% of its assets in equity securities, including
                                                 convertible securities, of mid- capitalization companies.

PORTFOLIO AND
SUBADVISER(S)                    EXPENSE RATIO                   GOAL AND PRINCIPAL STRATEGY
-------------                    -------------                   ---------------------------
MID CAP INDEX TRUST                  0.53%       Seeks to approximate the aggregate total return of a mid cap
MFC Global Investment                            U.S. domestic equity market index by attempting to track the
Management (U.S.A.) Limited                      performance of the S&P Mid Cap 400 Index.*

MID CAP STOCK TRUST                  0.92%       Seeks long-term growth of capital by normally investing at
Wellington Management Company,                   least 80% of its net assets (plus any borrowings for
LLP                                              investment purposes) in equity securities of medium-sized
                                                 companies with significant capital appreciation potential.
                                                 The fund tends to invest in companies having market
                                                 capitalizations similar to those of companies included in
                                                 the Russell Mid Cap Index.

MID CAP VALUE TRUST                  0.90%       Seeks capital appreciation by normally investing at least
Lord, Abbett & Co, LLC                           80% of its net assets (plus any borrowings for investment
                                                 purposes) in mid-sized companies, with market
                                                 capitalizations at the time of purchase within the market
                                                 capitalization range of companies in the Russell Mid Cap
                                                 Index.*

MID CAP VALUE EQUITY TRUST           1.02%       Seeks to provide long-term growth of capital by investing
RiverSource Investments, LLC                     under normal circumstances, at least 80% of its net assets
                                                 (including the amount of any borrowings for investment
                                                 purposes) in equity securities of medium-sized companies.
                                                 Medium-sized companies are those whose market capitalization at the time of purchase fall within the range of the Russell
                                                 Midcap Value Index.*

MID VALUE TRUST                      1.06%       Seeks long-term capital appreciation. The fund normally
T. Rowe Price Associates, Inc.                   invests primarily in a diversified mix of common stocks of mid size U.S. companies that are believed to be undervalued by various measures and to offer good prospects for capital appreciation.

NATURAL RESOURCES TRUST              1.07%       Seeks long-term total return by normally investing primarily
Wellington Management Company,                   in equity and equity-related securities of natural
LLP                                              resource-related companies worldwide.

OVERSEAS EQUITY TRUST                1.28%       Seeks long-term capital appreciation. The fund normally
Capital Guardian Trust Company                   invests at least 80% of its assets in equity securities of companies outside the U.S. in a diversified mix of large
                                                 established and medium-sized foreign companies located
                                                 primarily in developed countries and, to a lesser extent, in emerging markets.

PACIFIC RIM TRUST                    1.04%       Seeks long-term growth of capital by investing in a
MFC Global Investment                            diversified portfolio comprised primarily of common stocks
Management (U.S.A.) Limited                      and equity-related securities of corporations domiciled in countries in the Pacific Rim region.

QUANTITATIVE ALL CAP TRUST           0.77%       Seeks long-term growth of capital by normally investing
MFC Global Investment                            primarily in equity securities of U.S. companies. The fund
Management (U.S.A.) Limited                      will generally focus on equity securities of U.S. companies across the three market capitalization ranges of large, mid and small.

QUANTITATIVE MID CAP TRUST           0.84%       Seeks long-term growth of capital by normally investing at
MFC Global Investment                            least 80% of its total assets (plus any borrowings for
Management (U.S.A.) Limited                      investment purposes) in U.S. mid-cap stocks, convertible
                                                 preferred stocks, convertible bonds and warrants.

QUANTITATIVE VALUE TRUST             0.76%       Seeks long-term capital appreciation by investing primarily
MFC Global Investment                            in large-cap U.S. securities with the potential for
Management (U.S.A.) Limited                      long-term growth of capital.

REAL ESTATE EQUITY TRUST             1.06%       Seeks to provide long-term growth through a combination of
T. Rowe Price Associates, Inc.                   capital appreciation and current income by investing, under normal market conditions, at least 80% of net assets in the equity securities of real estate companies.

PORTFOLIO AND
SUBADVISER(S)                    EXPENSE RATIO                   GOAL AND PRINCIPAL STRATEGY
-------------                    -------------                   ---------------------------
REAL ESTATE SECURITIES TRUST         0.76%       Seeks to achieve a combination of long-term capital
Deutsche Asset Management Inc.                   appreciation and current income by normally investing at
                                                 least 80% of its net assets (plus any borrowings for
                                                 investment purposes) in equity securities of real estate
                                                 investment trusts ("REITs") and real estate companies.

SCIENCE & TECHNOLOGY TRUST           1.12%       Seeks long-term growth of capital by normally investing at
T. Rowe Price Associates, Inc.                   least 80% of its net assets (plus any borrowings for
                                                 investment purposes) in common stocks of companies expected to benefit from the development, advancement, and use of
                                                 science and technology. Current income is incidental to the fund's objective.

SMALL CAP TRUST                      0.88%       Seeks maximum capital appreciation consistent with
Independence Investment, LLC                     reasonable risk to principal by normally investing at least
                                                 80% of its net assets in equity securities of companies
                                                 whose market capitalizations are under $2 billion.

SMALL CAP GROWTH TRUST               1.13%       Seeks long-term capital appreciation by normally investing
Wellington Management Company,                   primarily in small- cap companies believed to offer above
LLP                                              average potential for growth in revenues and earnings.

SMALL CAP INDEX TRUST                0.53%       Seeks to approximate the aggregate total return of a small
MFC Global Investment                            cap U.S. domestic equity market index by attempting to track
Management (U.S.A.) Limited                      the performance of the Russell 2000 Index.*

SMALL CAP OPPORTUNITIES TRUST        1.07%       Seeks long-term capital appreciation by normally investing
Munder Capital Management                        at least 80% of its assets in equity securities of companies with market capitalizations within the range of the
                                                 companies in the Russell 2000 Index.*

SMALL CAP VALUE TRUST                1.12%       Seeks long-term capital appreciation by normally investing
Wellington Management Company,                   at least 80% of its assets in small-cap companies that are
LLP                                              believed to be undervalued by various measures and to offer good prospects for capital appreciation.

SMALL COMPANY TRUST                  1.35%       Seeks long-term capital growth by normally investing
American Century Investment                      primarily in equity securities of smaller-capitalization
Management, Inc.                                 U.S. companies. The subadviser uses quantitative,
                                                 computer-driven models to construct the fund's portfolio of stocks.

SMALL COMPANY GROWTH TRUST           1.18%       Seeks long-term growth of capital by normally investing at
AIM Capital Management, Inc.                     least 80% of its assets in securities of
                                                 small-capitalization companies. The subadviser seeks to
                                                 identify those companies that have strong earnings momentum or demonstrate other potential for growth of capital.

SMALL COMPANY VALUE TRUST            1.08%       Seeks long-term growth of capital by investing primarily in
T. Rowe Price Associates, Inc.                   small companies whose common stocks are believed to be
                                                 undervalued. The fund will normally invest at least 80% of its net assets (plus any borrowings for investment purposes)
                                                 in companies with market capitalizations that do not exceed the maximum market capitalization of any security in the
                                                 Russell 2000 Index at the time of purchase.*

SPECIAL VALUE TRUST                  1.21%       Seeks long-term capital growth by normally investing at
Salomon Brothers Asset                           least 80% of its net assets in common stocks and other
Management, Inc                                  equity securities of companies whose market capitalizations at the time of investment are no greater than the market
                                                 capitalization of companies in the Russell 2000 Value
                                                 Index.*

STRATEGIC VALUE TRUST                0.93%       Seeks capital appreciation by normally investing at least
Massachusetts Financial                          65% of its net assets in common stocks and related
Services Company                                 securities of companies which the subadviser believes are
                                                 undervalued in the market relative to their long term
                                                 potential.*

PORTFOLIO AND
SUBADVISER(S)                    EXPENSE RATIO                   GOAL AND PRINCIPAL STRATEGY
-------------                    -------------                   ---------------------------
TOTAL STOCK MARKET INDEX TRUST       0.53%       Seeks to approximate the aggregate total return of a broad
MFC Global Investment                            U.S. domestic equity market index by attempting to track the
Management (U.S.A.) Limited                      performance of the Wilshire 5000 Equity Index.*

U.S. GLOBAL LEADERS GROWTH           0.76%       Seeks long-term growth of capital by normally investing
TRUST                                            primarily in common stocks of "U.S. Global Leaders" as
Sustainable Growth Advisers,                     determined by the subadviser.
L.P.

U.S. LARGE CAP TRUST                 0.89%       Seeks long-term growth of capital and income. The fund
Capital Guardian Trust Company                   normally invests at least 80% of its net assets (plus any
                                                 borrowings for investment purposes) in equity and
                                                 equity-related securities of companies with market
                                                 capitalization greater than $500 million at the time of
                                                 purchase. In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income.

U.S. MULTI SECTOR TRUST              0.80%       Seeks total return greater than its benchmark, the Russell
Grantham, Mayo, Van Otterloo &                   3000 Index. The fund normally invests in securities in the
Co. LLC                                          Wilshire 5000 Index, an independently maintained index which measures the performance of all equity securities (with
                                                 readily available price data) of issuers with headquarters in the U.S. The fund normally invests at least 80% of its
                                                 assets in investments tied economically to the U.S.*

UTILITIES TRUST                      1.04%       Seeks capital growth and current income (income above that
Massachusetts Financial                          available from a portfolio invested entirely in equity
Services Company                                 securities) by normally investing at least 80% of its net
                                                 assets (plus any borrowings for investment purposes) in
                                                 equity and debt securities of domestic and foreign companies in the utilities industry.

VALUE TRUST                          0.80%       Seeks to realize an above-average total return over a market
Van Kampen                                       cycle of three to five years, consistent with reasonable
                                                 risk, by investing primarily in equity securities of
                                                 companies with capitalizations similar to the market
                                                 capitalizations of companies in the Russell Midcap Value
                                                 Index.*

VALUE & RESTRUCTURING TRUST          0.91%       Seeks long-term capital appreciation by investing primarily
U.S. Trust Advisers, Inc.                        (at least 65% of its assets) in common stocks of U.S. and
                                                 foreign companies whose share prices, in the opinion of the subadviser, do not reflect the economic value of company
                                                 assets, but where the subadviser believes restructuring
                                                 efforts or industry consolidation will serve to highlight
                                                 true company values. In choosing investments for the fund, the subadviser looks for companies as to which restructuring activities, such as consolidations, outsourcing, spin-offs or reorganizations, will offer significant value to the
                                                 issuer and increase its investment potential. The subadviser may select companies of any size for the fund, and the fund invests in a diversified group of companies across a number of different industries.

VALUE OPPORTUNITIES TRUST            0.94%       Seeks long-term capital growth by seeking to outperform its
Grantham, Mayo, Van Otterloo &                   benchmark, the Russell 2500 Value Index. The fund typically
Co. LLC                                          makes equity investments in companies whose stocks are
                                                 included in the Russell 2500 Index, or in companies with
                                                 total market capitalizations similar such companies ("small cap companies"). The fund normally invests at least 80% of its assets in securities of small cap companies.*

PORTFOLIO AND
SUBADVISER(S)                    EXPENSE RATIO                   GOAL AND PRINCIPAL STRATEGY
-------------                    -------------                   ---------------------------
VISTA TRUST                          1.06%       Seeks long-term capital growth by normally investing in
American Century Investment                      common stocks of U.S. and foreign companies that are
Management, Inc.                                 medium-sized and smaller at the time of purchase. The fund also may invest in domestic and foreign preferred stocks,
                                                 convertible debt securities, equity-equivalent securities, non-leveraged futures contracts and options, notes, bonds
                                                 and other debt securities. The subadviser looks for stocks of medium-sized and smaller companies it believes will
                                                 increase in value over time, using a proprietary investment strategy.

* "Standard & Poor's(R)," "S&P 500(R)," "Standard and Poor's 500(R)" and "S&P Mid Cap 400(R)" are trademarks of The McGraw-Hill Companies, Inc., Russell 1000(R), Russell 1000 Value(R), Russell 1000 Growth(R), "Russell 2000(R)," "Russell 2000(R) Growth", Russell 2500(R), Russell 2500 Value(R), Russell 2500 Growth(R), "Russell 3000(R)", Russell Mid Cap (R) and Russell Mid Cap Value(R) are trademarks of Frank Russell Company. "Wilshire 5000(R)" is a trademark of Wilshire Associates. "MSCI All Country World ex-US Index" and "EAFE(R)" are trademarks of Morgan Stanley & Co. Incorporated. None of the index funds are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the funds.

                                   APPENDIX B

                             INDEX ALLOCATION TRUST

                        DESCRIPTION OF UNDERLYING FUNDS

The Index Allocation Trust may invest in the Trust portfolios noted below (the "Index Allocation Trust Underlying Portfolios"). The following tables sets forth: (i) the names of the Index Allocation Trust Underlying Portfolios and their respective subadvisers; (ii) the expense ratios (or estimated expense ratios in the case of new portfolios) of the Class NAV shares of the Index Allocation Trust Underlying Portfolios for the current fiscal year; and (iii) brief descriptions of the Index Allocation Trust Underlying Portfolios' investment goals and principal strategies. Additional investment practices are described in the Trust's Statement of Additional Information and in the prospectuses for the Index Allocation Trust Underlying Portfolios.

INTERNATIONAL EQUITY INDEX       0.63%   Seeks to track the performance of broad-based equity indices
TRUST A                                  of foreign companies in developed and emerging markets by
SSgA Funds Management, Inc.              attempting to track the performance of the MSCI All Country
                                         World ex-US Index.*
BOND INDEX TRUST A               0.52%   Seeks to track the performance of the Lehman Brothers
Declaration Management &                 Aggregate Index* (which represents the U.S. investment grade
Research, LLC                            bond market). The fund normally invests at least 80% of its assets in securities listed in this Index. The fund is an
                                         intermediate-term bond fund of high and medium credit
                                         quality.
500 INDEX TRUST                  0.51%   Seeks to approximate the aggregate total return of a broad
MFC Global Investment                    U.S. domestic equity market index by attempting to track the
Management (U.S.A.) Limited              performance of the S&P 500 Composite Stock Price Index.*
MID CAP INDEX TRUST              0.53%   Seeks to approximate the aggregate total return of a mid cap
MFC Global Investment                    U.S. domestic equity market index by attempting to track the
Management (U.S.A.) Limited              performance of the S&P Mid Cap 400 Index.*
SMALL CAP INDEX TRUST            0.53%   Seeks to approximate the aggregate total return of a small
MFC Global Investment                    cap U.S. domestic equity market index by attempting to track
Management (U.S.A.) Limited              the performance of the Russell 2000 Index.*

* "Standard & Poor's(R)," "S&P 500(R)," "Standard and Poor's 500(R)" and "S&P Mid Cap 400(R)" are trademarks of The McGraw-Hill Companies, Inc., Russell 1000(R), Russell 1000 Value(R), Russell 1000 Growth(R), "Russell 2000(R)," "Russell 2000(R) Growth", Russell 2500(R), Russell 2500 Value(R),Russell 2500 Growth(R), "Russell 3000(R)", Russell Mid Cap(R) and Russell Mid Cap Value(R) are trademarks of Frank Russell Company. "Wilshire 5000(R)" is a trademark of Wilshire Associates. "MSCI All Country World ex-US Index" and "EAFE(R)" are trademarks of Morgan Stanley & Co. Incorporated. None of the index funds are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the funds.

                              FINANCIAL HIGHLIGHTS

     The financial highlights table below for each portfolio is intended to help investors understand the financial performance of the portfolio for the past five years (or since inception in the case of a portfolio in operation for less than five years. Certain information reflects financial results for a single share of a Trust portfolio. The total returns presented in the table represent the rate that an investor would have earned (or lost) on an investment in a particular Trust portfolio (assuming reinvestment of all dividends and distributions).

     The financial statements of the Trust as of December 31, 2005, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The report of PricewaterhouseCoopers LLP is included, along with the Trust's financial statements, in the Trust's annual report which has been incorporated by reference into the Statement of Additional Information and is available upon request.

     On April 29, 2005, each of the following funds of John Hancock Variable Series Trust I ("JHVST") reorganized as the indicated, corresponding Trust portfolio. For each of these Trust portfolios, financial highlights for periods prior to January 1, 2005 are presented for the predecessor JHVST fund which have been audited by Ernst & Young LLP, independent registered public accounting firm.

JHVST FUND                                            CORRESPONDING TRUST PORTFOLIO
----------                                            -----------------------------
International Equity Index Fund -- NAV Shares         International Equity Index Trust B
International Equity Index Fund -- Series I and       International Equity Index Trust A
  Series II Shares
Bond Index Fund                                       Bond Index Trust B
Equity Index Fund                                     500 Index Trust B
Money Market Fund                                     Money Market Trust B
Growth & Income Fund                                  Growth & Income Trust II
Mid Cap Value Fund B                                  Mid Value Trust
Small Cap Value Fund                                  Small Cap Value Trust
Small Cap Emerging Growth Fund                        Small Cap Growth Trust
Overseas Equity Fund B                                Overseas Equity Trust
Active Bond Fund                                      Active Bond Trust
Short-Term Bond Fund                                  Short-Term Bond Trust
Managed Fund                                          Managed Trust

     The performance information included in the "Financial Highlights" does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

JOHN HANCOCK TRUST

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                          500 INDEX
                              -------------------------------------------------------------------------------------------------
                                                   SERIES I                                           SERIES II
                              ---------------------------------------------------     -----------------------------------------
                                           YEARS ENDED DECEMBER 31,                           YEARS ENDED DECEMBER 31,
                              ---------------------------------------------------     -----------------------------------------
                               2005       2004       2003       2002        2001       2005       2004        2003      2002(A)
                              ------     ------     ------     -------     ------     ------     -------     ------     -------
PER SHARE OPERATING
 PERFORMANCE
NET ASSET VALUE,
BEGINNING OF PERIOD           $10.52     $ 9.63     $ 7.60     $  9.81     $11.28     $10.46     $  9.59     $ 7.59     $ 9.68
Net investment income
(loss)(H)                       0.14       0.14       0.10        0.09       0.09       0.11        0.13       0.09       0.08
Net realized and
unrealized gain (loss)
on investments                  0.30       0.84       2.01       (2.30)     (1.48)      0.31        0.82       1.99      (2.17)
                              ------     ------     ------     -------     ------     ------     -------     ------     ------
Total from investment
operations                      0.44       0.98       2.11       (2.21)     (1.39)      0.42        0.95       2.08      (2.09)
                              ------     ------     ------     -------     ------     ------     -------     ------     ------
LESS DISTRIBUTIONS
From net investment
income                         (0.16)     (0.09)     (0.08)         -(J)    (0.08)     (0.14)      (0.08)     (0.08)        -(J)
                              ------     ------     ------     -------     ------     ------     -------     ------     ------
                               (0.16)     (0.09)     (0.08)         -(J)    (0.08)     (0.14)      (0.08)     (0.08)        -(J)
                              ------     ------     ------     -------     ------     ------     -------     ------     ------
NET ASSET VALUE, END
OF PERIOD                     $10.80     $10.52     $ 9.63     $  7.60     $ 9.81     $10.74     $ 10.46     $ 9.59     $ 7.59
                              ======     ======     ======     =======     ======     ======     =======     ======     ======
       TOTAL RETURN
(%)(K)                          4.29      10.26      28.01      (22.53)    (12.37)      4.12       10.00      27.76     (21.59)(M)
RATIOS AND
SUPPLEMENTAL DATA
Net assets, end of
period (in millions)          $1,097     $1,115       $980        $678       $773       $129        $146       $116        $38
Ratio of net expenses
to average net assets
(%)                             0.56       0.56       0.57        0.57       0.57       0.76        0.76       0.77     0.77(R)
Ratio of gross
expenses to average
net assets (%)                     -          -          -           -          -          -           -          -          -
Ratio of net
investment income
(loss) to average net
assets (%)                      1.31       1.47       1.22        1.05       0.84       1.11        1.29       1.02     1.12(R)
Portfolio turnover (%)            11          4          1           6          1         11           4          1          6

JOHN HANCOCK TRUST

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                500 INDEX
                              ----------------------------------------------
                                       SERIES III                SERIES NAV
                              -----------------------------     ------------
                                                                    YEAR
                                                                   ENDED
                                YEARS ENDED DECEMBER 31,        DECEMBER 31,
                              -----------------------------     ------------
                               2005       2004      2003(A)       2005(A)
                              ------     ------     -------     ------------
PER SHARE OPERATING
 PERFORMANCE
NET ASSET VALUE,
BEGINNING OF PERIOD           $10.49     $ 9.63     $ 8.87         $ 10.28
Net investment income
(loss)(H)                       0.10       0.14       0.03            0.03
Net realized and
unrealized gain (loss)
on investments                  0.31       0.82       0.73            0.49
                              ------     ------     ------         -------
Total from investment
operations                      0.41       0.96       0.76            0.52
                              ------     ------     ------         -------
LESS DISTRIBUTIONS
From net investment
income                         (0.15)     (0.10)         -               -
                              ------     ------     ------         -------
                               (0.15)     (0.10)         -               -
                              ------     ------     ------         -------
NET ASSET VALUE, END
OF PERIOD                     $10.75     $10.49     $ 9.63         $ 10.80
                              ======     ======     ======         =======
       TOTAL RETURN
(%)(K)                        4.03(L)    10.07(L)   8.57(L)(M)      5.06(M)
RATIOS AND
SUPPLEMENTAL DATA
Net assets, end of
period (in millions)              $4         $3         -(O)          $256
Ratio of net expenses
to average net assets
(%)                             0.91       0.91     0.92(R)         0.52(R)
Ratio of gross
expenses to average
net assets (%)                1.43(P)    2.45(P)    11.12(P)(R)     0.52(R)
Ratio of net
investment income
(loss) to average net
assets (%)                      0.98       1.46     1.09(R)         1.80(R)
Portfolio turnover (%)            11          4          1              11

(A) Series II, Series III and Series NAV shares began operations on 1-28-02, 9-05-03 and 10-27-05, respectively.
(H) Based on the average of the shares outstanding.
(J) Less than $0.01 per share.
(K) Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(M) Not annualized.
(P) Does not take into consideration expense reductions during the periods shown.
(O) Less than $500,000.
(R) Annualized.

JOHN HANCOCK TRUST

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                            500 INDEX B
                         --------------------------------------------------
                                             SERIES NAV
                         --------------------------------------------------
                                      YEARS ENDED DECEMBER 31,
                         --------------------------------------------------
                         2005(F)   2004(G)   2003(E)(G)   2002(G)   2001(G)
                         -------   -------   ----------   -------   -------
PER SHARE OPERATING
 PERFORMANCE
NET ASSET VALUE,
BEGINNING OF PERIOD      $ 15.42   $ 14.18   $    11.36   $ 14.85   $ 17.64
Net investment income
(loss)                    0.25(H)     0.27         0.20      0.16      0.19
Net realized and
unrealized gain (loss)
on
investments                 0.46      1.23         3.00     (3.48)    (2.30)
                         -------   -------   ----------   -------   -------
Total from investment
operations                  0.71      1.50         3.20     (3.32)    (2.11)
                         -------   -------   ----------   -------   -------
LESS DISTRIBUTIONS
From net investment
income                     (0.07)    (0.26)       (0.37)    (0.11)    (0.19)
From net realized gain     (0.19)        -            -     (0.06)    (0.49)
From capital paid-in           -         -        (0.01)        -         -
                         -------   -------   ----------   -------   -------
                           (0.26)    (0.26)       (0.38)    (0.17)    (0.68)
                         -------   -------   ----------   -------   -------
NET ASSET VALUE, END
OF PERIOD                $ 15.87   $ 15.42   $    14.18   $ 11.36   $ 14.85
                         =======   =======   ==========   =======   =======
       TOTAL RETURN
(%)(K)                    4.65(L)    10.70        28.42    (22.31)   (11.98)
RATIOS AND
SUPPLEMENTAL DATA
Net assets, end of
period (in millions)      $1,110      $842         $682      $466      $539
Ratio of net expenses
to average net assets
(%)                         0.24      0.22         0.21      0.23      0.20
Ratio of gross
expenses to average
net assets (%)            0.43(P)     0.22         0.21      0.23      0.20
Ratio of net
investment income
(loss) to average net
assets (%)                  1.65      1.85         1.59      1.39      1.20
Portfolio turnover (%)      13(X)       14            5        11      18(X)

(E)  Certain amounts have been reclassified to permit comparison.
(F) Effective 04-29-05, shareholders of the former John Hancock Variable Series Trust I ("VST") Equity Index Fund Series I became owners of an equal number of full and fractional Series NAV shares of the 500 Index B. Additionally, the accounting and performance history of the former VST Equity Index Fund Series I was redesignated as that of Series NAV shares of 500 Index B.
(G)  Audited by previous auditor.
(H)  Based on the average of the shares outstanding.
(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(P) Does not take into consideration expense reductions during the periods shown.
(X)  Excludes merger activity.

JOHN HANCOCK TRUST

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                                     ACTIVE BOND
                                                    -----------------------------------------------------------------------------
                                                      SERIES I      SERIES II                       SERIES NAV
                                                    ------------   ------------   -----------------------------------------------
                                                     YEAR ENDED     YEAR ENDED               YEARS ENDED DECEMBER 31,
                                                    DECEMBER 31,   DECEMBER 31,   -----------------------------------------------
                                                      2005(A)        2005(A)      2005(F)   2004(G)   2003(G)   2002(G)   2001(G)
                                                    ------------   ------------   -------   -------   -------   -------   -------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                    $9.60          $9.60       $9.63     $9.64     $9.70     $9.55     $9.44
Net investment income (loss)(H)                          0.29           0.28      0.43(H)     0.34      0.43      0.50      0.58
Net realized and unrealized gain (loss) on
investments                                             (0.14)         (0.14)      (0.19)     0.11      0.18      0.18      0.11
                                                       ------         ------      ------    ------    ------    ------    ------
Total from investment operations                         0.15           0.14        0.24      0.45      0.61      0.68      0.69
                                                       ------         ------      ------    ------    ------    ------    ------
LESS DISTRIBUTIONS
From net investment income                                                         (0.12)    (0.34)    (0.43)    (0.53)    (0.58)
From net realized gain                                  (0.02)         (0.02)      (0.02)    (0.12)    (0.24)        -         -
                                                       ------         ------      ------    ------    ------    ------    ------
                                                        (0.02)         (0.02)      (0.14)    (0.46)    (0.67)    (0.53)    (0.58)
                                                       ------         ------      ------    ------    ------    ------    ------
NET ASSET VALUE, END OF PERIOD                          $9.73          $9.72       $9.73     $9.63     $9.64     $9.70     $9.55
                                                       ======         ======      ======    ======    ======    ======    ======
       TOTAL RETURN (%)(K)                               1.59(M)        1.49(M)     2.54      4.75      6.48      7.25      7.48
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                  $166           $559      $1,220    $1,002    $1,056      $987      $948
Ratio of net expenses to average net assets (%)          0.72(R)        0.92(R)     0.70      0.70      0.70      0.69      0.67
Ratio of net investment income (loss) to average
net assets (%)                                           4.33(R)        4.25(R)     4.41      3.56      4.42      5.24      5.97(U)
Portfolio turnover (%)                                    305(X)         305(X)      305(X)    444       466(X)    291       207(X)

(A)  Series I and Series II shares began operations on 4-29-05.
(F) Effective 04-29-05, shareholders of the former John Hancock Variable Series Trust I ("VST") Active Bond Fund Series NAV became owners of an equal number of full and fractional Series NAV shares of the Active Bond. Additionally, the accounting and performance history of the former VST Active Bond Fund Series NAV was redesignated as that of Series NAV shares of Active Bond.
(G)  Audited by previous auditor.
(H)  Based on the average of the shares outstanding.
(K)  Assumes dividend reinvestment.
(M)  Not annualized.
(R)  Annualized.
(U) Had the Portfolio not amortized premiums and accreted discounts on debt securities, the ratio of net investment income to average net assets would have been 6.28% for the year ended 12-31-01.
(X)  Excludes merger activity.

JOHN HANCOCK TRUST

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                   ALL CAP CORE
                                             ---------------------------------------------------------
                                                                     SERIES I
                                             ---------------------------------------------------------

                                                             YEARS ENDED DECEMBER 31,
                                             ---------------------------------------------------------
                                              2005        2004        2003         2002         2001
                                             -------     -------     ------       ------       -------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD         $ 15.89     $ 13.72     $10.43       $13.95       $ 17.74
Net investment income (loss)(H)                 0.11        0.11       0.06        (0.02)        (0.06)
Net realized and unrealized gain (loss) on
investments                                     1.32        2.12       3.23        (3.50)        (3.73)
                                             -------     -------     ------       ------       -------

Total from investment operations                1.43        2.23       3.29        (3.52)        (3.79)
                                             -------     -------     ------       ------       -------

LESS DISTRIBUTIONS
From net investment income                     (0.12)      (0.06)         -            -             -
                                             -------     -------     ------       ------       -------

                                               (0.12)      (0.06)         -            -             -
                                             -------     -------     ------       ------       -------

NET ASSET VALUE, END OF PERIOD               $ 17.20     $ 15.89     $13.72       $10.43       $ 13.95
                                             =======     =======     ======       ======       =======

       TOTAL RETURN (%)(K)                      9.08       16.33      31.54       (25.23)       (21.36)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)         $228        $257       $264         $243          $495
Ratio of net expenses to average net assets
(%)                                             0.92        0.92       0.93         0.91          0.91
Ratio of net investment income (loss) to
average net assets (%)                          0.70        0.75       0.49        (0.20)        (0.41)
Portfolio turnover (%)                           317         257        183          153           121

                                                                    ALL CAP CORE
                                             ----------------------------------------------------------
                                                             SERIES II                      SERIES NAV
                                             -----------------------------------------     ------------
                                                                                            YEAR ENDED
                                                     YEARS ENDED DECEMBER 31,              DECEMBER 31,
                                             -----------------------------------------     ------------
                                              2005        2004       2003      2002(A)       2005(A)
                                             -------     ------     ------     -------     ------------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD         $ 15.83     $13.69     $10.43     $13.64      $      15.22
Net investment income (loss)(H)                 0.08       0.08       0.03      (0.02)             0.10
Net realized and unrealized gain (loss) on
investments                                     1.32       2.11       3.23      (3.19)             1.90
                                             -------     ------     ------     ------      ------------
Total from investment operations                1.40       2.19       3.26      (3.21)             2.00
                                             -------     ------     ------     ------      ------------
LESS DISTRIBUTIONS
From net investment income                     (0.10)     (0.05)         -          -                 -
                                             -------     ------     ------     ------      ------------
                                               (0.10)     (0.05)         -          -                 -
                                             -------     ------     ------     ------      ------------
NET ASSET VALUE, END OF PERIOD               $ 17.13     $15.83     $13.69     $10.43      $      17.22
                                             =======     ======     ======     ======      ============
       TOTAL RETURN (%)(K)                      8.89      16.06      31.26     (23.53)(M)        13.14(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)          $11        $13        $10         $4                -(O)
Ratio of net expenses to average net assets
(%)                                             1.12       1.12       1.13      1.11(R)           0.88(R)
Ratio of net investment income (loss) to
average net assets (%)                          0.50       0.56       0.29      (0.19)(R)         0.83(R)
Portfolio turnover (%)                           317        257        183        153               317

(A) Series II and Series NAV shares began operations on 1-28-02 and 4-29-05, respectively.
(H)  Based on the average of the shares outstanding.
(K)  Assumes dividend reinvestment.
(O)  Less than $500,000.
(M)  Not annualized.
(R)  Annualized.

--------------------------------------------------------------------------------

                                                                        ALL CAP GROWTH
                                                   --------------------------------------------------------

                                                                           SERIES I
                                                   --------------------------------------------------------

                                                                   YEARS ENDED DECEMBER 31,
                                                   --------------------------------------------------------
                                                    2005        2004        2003         2002         2001
                                                   -------     -------     ------       ------       ------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD               $ 15.35     $ 14.41     $11.15       $14.75       $20.65
Net investment income (loss)(H)                          -(J)        -(J)   (0.05)       (0.06)       (0.06)
Net realized and unrealized gain (loss) on
investments                                           1.38        0.94       3.31        (3.54)       (4.81)
                                                   -------     -------     ------       ------       ------

Total from investment operations                      1.38        0.94       3.26        (3.60)       (4.87)
                                                   -------     -------     ------       ------       ------

LESS DISTRIBUTIONS
From net realized gain                                   -           -          -            -        (1.03)
                                                   -------     -------     ------       ------       ------

                                                         -           -          -            -        (1.03)
                                                   -------     -------     ------       ------       ------

NET ASSET VALUE, END OF PERIOD                     $ 16.73     $ 15.35     $14.41       $11.15       $14.75
                                                   =======     =======     ======       ======       ======

       TOTAL RETURN (%)(K)                            8.99        6.52      29.24       (24.41)      (23.77)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $288        $475       $520         $457         $638
Ratio of net expenses to average net assets (%)       1.00        1.00       1.01         1.02         1.01
Ratio of net investment income (loss) to average
net assets (%)                                       (0.02)      (0.01)     (0.38)       (0.43)       (0.39)
Portfolio turnover (%)                                  99          77         58           80           69

                                                                         ALL CAP GROWTH
                                                   ----------------------------------------------------------
                                                                                                    SERIES
                                                                   SERIES II                         NAV
                                                   -----------------------------------------     ------------
                                                                                                     YEAR
                                                                                                    ENDED
                                                           YEARS ENDED DECEMBER 31,              DECEMBER 31,
                                                   -----------------------------------------     ------------
                                                    2005        2004       2003      2002(A)       2005(A)
                                                   -------     ------     ------     -------     ------------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD               $ 15.28     $14.37     $11.14     $14.49        $ 15.20
Net investment income (loss)(H)                      (0.04)     (0.02)     (0.07)     (0.06)            -(J)
Net realized and unrealized gain (loss) on
investments                                           1.38       0.93       3.30      (3.29)          1.55
                                                   -------     ------     ------     ------        -------
Total from investment operations                      1.34       0.91       3.23      (3.35)          1.55
                                                   -------     ------     ------     ------        -------
LESS DISTRIBUTIONS
From net realized gain                                   -          -          -          -              -
                                                   -------     ------     ------     ------        -------
                                                         -          -          -          -              -
                                                   -------     ------     ------     ------        -------
NET ASSET VALUE, END OF PERIOD                     $ 16.62     $15.28     $14.37     $11.14        $ 16.75
                                                   =======     ======     ======     ======        =======
       TOTAL RETURN (%)(K)                            8.77       6.33      28.99     (23.12)(M)     10.20(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $34       $150        $87        $25            $69
Ratio of net expenses to average net assets (%)       1.20       1.20       1.21      1.22(R)        0.91(R)
Ratio of net investment income (loss) to average
net assets (%)                                       (0.24)     (0.11)     (0.58)     (0.54)(R)      (0.04)(R)
Portfolio turnover (%)                                  99         77         58         80             99

(A) Series II and Series NAV shares began operations on 1-28-02 and 2-28-05, respectively.
(H)  Based on the average of the shares outstanding.
(J)  Less than $0.01 per share.
(K)  Assumes dividend reinvestment.
(M)  Not annualized.
(R)  Annualized.

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FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                     ALL CAP VALUE
                                --------------------------------------------------------
                                                        SERIES I
                                --------------------------------------------------------
                                                YEARS ENDED DECEMBER 31,
                                --------------------------------------------------------
                                 2005       2004        2003         2002        2001(A)
                                ------     -------     ------       ------       -------
PER SHARE OPERATING
PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                          $14.54     $ 12.58     $ 9.10       $12.61       $ 12.50
Net investment income
(loss)(H)                         0.11        0.12       0.07         0.02           -(J)
Net realized and unrealized
gain (loss) on investments        0.67        1.88       3.42        (3.53)         0.11
                                ------     -------     ------       ------       -------

Total from investment
operations                        0.78        2.00       3.49        (3.51)         0.11
                                ------     -------     ------       ------       -------

LESS DISTRIBUTIONS
From net investment income       (0.08)      (0.04)     (0.01)          -(J)          -(J)
From net realized gain           (0.54)          -          -            -             -
                                ------     -------     ------       ------       -------

                                 (0.62)      (0.04)     (0.01)          -(J)          -(J)
                                ------     -------     ------       ------       -------

NET ASSET VALUE, END OF PERIOD  $14.70     $ 14.54     $12.58       $ 9.10       $ 12.61
                                ======     =======     ======       ======       =======

       TOTAL RETURN (%)(K)        5.71       15.96      38.36       (27.83)        0.90(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                          $70        $204       $184          $32           $21
Ratio of net expenses to
average net assets (%)            0.94        0.95       0.98         1.15         1.42(R)
Ratio of gross expenses to
average net assets (%)
Ratio of net investment income
(loss) to average net assets
(%)                               0.78        0.94       0.64         0.15         0.05(R)
Portfolio turnover (%)              78          43         52           31          194(M)

                                            ALL CAP VALUE
                                --------------------------------------
                                              SERIES II
                                --------------------------------------
                                       YEARS ENDED DECEMBER 31,
                                --------------------------------------
                                 2005     2004       2003      2002(A)
                                ------   ------     ------     -------
PER SHARE OPERATING
PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                          $14.48   $12.54     $ 9.09     $ 12.56
Net investment income
(loss)(H)                         0.09     0.11       0.05         -(J)
Net realized and unrealized
gain (loss) on investments        0.65     1.87       3.41       (3.47)
                                ------   ------     ------     -------
Total from investment
operations                        0.74     1.98       3.46       (3.47)
                                ------   ------     ------     -------
LESS DISTRIBUTIONS
From net investment income       (0.02)   (0.04)     (0.01)         -(J)
From net realized gain           (0.54)       -          -           -
                                ------   ------     ------     -------
                                 (0.56)   (0.04)     (0.01)         -(J)
                                ------   ------     ------     -------
NET ASSET VALUE, END OF PERIOD  $14.66   $14.48     $12.54     $  9.09
                                ======   ======     ======     =======
       TOTAL RETURN (%)(K)        5.42    15.79      38.16      (27.63)(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                          $66     $192       $101          $7
Ratio of net expenses to
average net assets (%)            1.14     1.15       1.18       1.34(R)
Ratio of gross expenses to
average net assets (%)
Ratio of net investment income
(loss) to average net assets
(%)                               0.61     0.81       0.44       0.04(R)
Portfolio turnover (%)              78       43         52          31

                                                                                 ALL CAP VALUE
                                                              ---------------------------------------------------
                                                                         SERIES III                   SERIES NAV
                                                              --------------------------------       ------------
                                                                                                      YEAR ENDED
                                                                  YEARS ENDED DECEMBER 31,           DECEMBER 31,
                                                              --------------------------------       ------------
                                                               2005       2004         2003(A)         2005(A)
                                                              ------     -------       -------       ------------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                          $14.50     $ 12.58       $11.33        $      14.55
Net investment income (loss)(H)                                 0.05        0.14         0.01                0.08
Net realized and unrealized gain (loss) on investments          0.67        1.83         1.24                0.69
                                                              ------     -------       ------        ------------

Total from investment operations                                0.72        1.97         1.25                0.77
                                                              ------     -------       ------        ------------

LESS DISTRIBUTIONS
From net investment income                                     (0.05)      (0.05)           -               (0.12)
From net realized gain                                         (0.54)          -            -               (0.54)
                                                              ------     -------       ------        ------------

                                                               (0.59)      (0.05)           -               (0.66)
                                                              ------     -------       ------        ------------

NET ASSET VALUE, END OF PERIOD                                $14.63     $ 14.50       $12.58        $      14.66
                                                              ======     =======       ======        ============

       TOTAL RETURN (%)(K)                                     5.29(L)    15.73(L)     11.03(L)(M)         5.68(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                           $1          $1           -(O)              $127
Ratio of net expenses to average net assets (%)                 1.29        1.30        1.33(R)             0.87(R)
Ratio of gross expenses to average net assets (%)              1.89(P)     2.86(P)     20.92(P)(R)          0.87(R)
Ratio of net investment income (loss) to average net assets
(%)                                                             0.38        1.04        0.32(R)             0.68(R)
Portfolio turnover (%)                                            78          43           52                  78

(A) Series I, Series II, Series III and Series NAV shares began operations on 4-30-01, 1-28-02, 9-5-03 and 2-28-05, respectively.
(H)  Based on the average of the shares outstanding.
(J)  Less than $0.01 per share.
(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(M)  Not annualized.
(O)  Less than $500,000.
(P) Does not take into consideration expense reductions during the periods shown.
(R)  Annualized.

JOHN HANCOCK TRUST

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                   AMERICAN BLUE CHIP INCOME AND GROWTH
                         ---------------------------------------------------------
                                  SERIES I                      SERIES II
                         ---------------------------   ---------------------------
                          YEARS ENDED DECEMBER 31,      YEARS ENDED DECEMBER 31,
                         ---------------------------   ---------------------------
                          2005      2004     2003(A)    2005      2004     2003(A)
                         -------   -------   -------   -------   -------   -------
PER SHARE OPERATING
 PERFORMANCE
NET ASSET VALUE,
BEGINNING OF PERIOD      $ 16.90   $ 15.46   $ 13.66   $ 16.85   $ 15.44   $ 12.50
Net investment income
(loss)                    0.09(H)     0.04       -(J)   0.07(H)     0.01       -(J)
Net realized and
unrealized gain (loss)
on investments              0.89      1.40      1.80      0.90      1.40      2.94
                         -------   -------   -------   -------   -------   -------
Total from investment
operations                  0.98      1.44      1.80      0.97      1.41      2.94
                         -------   -------   -------   -------   -------   -------
LESS DISTRIBUTIONS
From net investment
income                     (0.05)        -         -     (0.01)        -         -
From net realized gain     (1.83)        -         -     (1.83)        -         -
                         -------   -------   -------   -------   -------   -------
                           (1.88)        -         -     (1.84)        -         -
                         -------   -------   -------   -------   -------   -------
NET ASSET VALUE, END
OF PERIOD                $ 16.00   $ 16.90   $ 15.46   $ 15.98   $ 16.85   $ 15.44
                         =======   =======   =======   =======   =======   =======
       TOTAL RETURN
(%)(K)                      6.76      9.31   13.18(M)     6.66      9.13   23.52(M)
RATIOS AND
SUPPLEMENTAL DATA
Net assets, end of
period (in millions)          $7        $3        $1      $185      $180      $181
Ratio of net expenses
to average net assets
(%)(Q)                      0.39      0.39    0.39(R)     0.53      0.54    0.54(R)
Ratio of net
investment income
(loss) to average net
assets (%)(V)               0.60      0.29     (0.39)(R)    0.47    0.05     (0.54)(R)
Portfolio turnover (%)        10        54       -(M)(Z)      10      54       -(M)(Z)

(A) Series I and Series II shares began operations on 7-9-03 and 5-5-03, respectively.
(H)  Based on the average of the shares outstanding.
(J)  Less than $0.01 per share.
(K)  Assumes dividend reinvestment.
(M)  Not annualized.
(Q) Does not include expenses of the investment companies in which the Portfolio invests.
(R)  Annualized.
(V) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.
(Z)  Less than 1%.

--------------------------------------------------------------------------------

                                AMERICAN BOND
                         ---------------------------
                           SERIES I      SERIES II
                         ------------   ------------
                             YEAR           YEAR
                            ENDED          ENDED
                         DECEMBER 31,   DECEMBER 31,
                           2005(A)        2005(A)
                         ------------   ------------
PER SHARE OPERATING
 PERFORMANCE
NET ASSET VALUE,
BEGINNING OF PERIOD        $  12.36       $  12.50
Net investment income
(loss)(H)                     (0.01)         (0.02)
Net realized and
unrealized gain (loss)
on investments                 0.15           0.01
                           --------       --------
Total from investment
operations                     0.14          (0.01)
                           --------       --------
NET ASSET VALUE, END
OF PERIOD                  $  12.50       $  12.49
                           ========       ========
       TOTAL RETURN
(%)(K)                       1.13(M)         (0.08)(M)
RATIOS AND
SUPPLEMENTAL DATA
Net assets, end of
period (in millions)            -(O)          $148
Ratio of net expenses
to average net
assets(%)(Q)                 0.40(R)        0.55(R)
Ratio of net
investment income
(loss) to average net
assets (%)(V)                 (0.40)(R)      (0.55)(R)
Portfolio turnover (%)          2(M)           2(M)

(A) Series I and Series II shares began operations on 11-2-05 and 7-29-05, respectively.
(H)  Based on the average of the shares outstanding.
(K)  Assumes dividend reinvestment.
(M)  Not annualized.
(O)  Less than $500,000.
(Q) Does not include expenses of the investment companies in which the Portfolio invests.
(R)  Annualized.
(V) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

JOHN HANCOCK TRUST

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                          AMERICAN GROWTH-INCOME
                         ---------------------------------------------------------
                                  SERIES I                      SERIES II
                         ---------------------------   ---------------------------
                          YEARS ENDED DECEMBER 31,      YEARS ENDED DECEMBER 31,
                         ---------------------------   ---------------------------
                          2005      2004     2003(A)    2005      2004     2003(A)
                         -------   -------   -------   -------   -------   -------
PER SHARE OPERATING
 PERFORMANCE
NET ASSET VALUE,
BEGINNING OF PERIOD      $ 17.00   $ 15.55   $ 13.78   $ 16.97   $ 15.53   $ 12.50
Net investment income
(loss)                    0.27(H)     0.05      0.10    0.24(H)     0.04      0.09
Net realized and
unrealized gain (loss)
on investments              0.65      1.49      1.67      0.66      1.48      2.94
                         -------   -------   -------   -------   -------   -------
Total from investment
operations                  0.92      1.54      1.77      0.90      1.52      3.03
                         -------   -------   -------   -------   -------   -------
LESS DISTRIBUTIONS
From net investment
income                     (0.08)    (0.07)        -     (0.07)    (0.06)        -
From net realized gain     (0.03)    (0.02)        -     (0.03)    (0.02)        -
                         -------   -------   -------   -------   -------   -------
                           (0.11)    (0.09)        -     (0.10)    (0.08)        -
                         -------   -------   -------   -------   -------   -------
NET ASSET VALUE, END
OF PERIOD                $ 17.81   $ 17.00   $ 15.55   $ 17.77   $ 16.97   $ 15.53
                         =======   =======   =======   =======   =======   =======
       TOTAL RETURN
(%)(K)                      5.44      9.96   12.84(M)     5.29      9.83   24.24(M)
RATIOS AND
SUPPLEMENTAL DATA
Net assets, end of
period (in millions)         $14        $9        $1      $873      $558      $182
Ratio of net expenses
to average net assets
(%)(Q)                      0.38      0.37    0.38(R)     0.53      0.52    0.53(R)
Ratio of net
investment income
(loss) to average net
assets (%)(V)               1.55      1.01    3.66(R)     1.41      0.68    2.08(R)
Portfolio turnover (%)         1         1       2(M)        1         1       2(M)

(A) Series I and Series II shares began operations on 7-9-03 and 5-5-03, respectively.
(H)  Based on the average of the shares outstanding.
(K)  Assumes dividend reinvestment.
(M)  Not annualized.
(Q) Does not include expenses of the investment companies in which the Portfolio invests.
(R)  Annualized.
(V) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

--------------------------------------------------------------------------------

                                              AMERICAN GROWTH
                         ---------------------------------------------------------
                                  SERIES I                      SERIES II
                         ---------------------------   ---------------------------
                          YEARS ENDED DECEMBER 31,      YEARS ENDED DECEMBER 31,
                         ---------------------------   ---------------------------
                          2005      2004     2003(A)    2005      2004     2003(A)
                         -------   -------   -------   -------   -------   -------
PER SHARE OPERATING
 PERFORMANCE
NET ASSET VALUE,
BEGINNING OF PERIOD      $ 17.28   $ 15.42   $ 13.94   $ 17.24   $ 15.41   $ 12.50
Net investment income
(loss)                    0.10(H)    (0.01)      -(J)   0.05(H)    (0.04)      -(J)
Net realized and
unrealized gain (loss)
on investments              2.62      1.88      1.48      2.63      1.88      2.91
                         -------   -------   -------   -------   -------   -------
Total from investment
operations                  2.72      1.87      1.48      2.68      1.84      2.91
                         -------   -------   -------   -------   -------   -------
LESS DISTRIBUTIONS
From net realized gain     (0.02)    (0.01)        -     (0.02)    (0.01)        -
                         -------   -------   -------   -------   -------   -------
                           (0.02)    (0.01)        -     (0.02)    (0.01)        -
                         -------   -------   -------   -------   -------   -------
NET ASSET VALUE, END
OF PERIOD                $ 19.98   $ 17.28   $ 15.42   $ 19.90   $ 17.24   $ 15.41
                         =======   =======   =======   =======   =======   =======
       TOTAL RETURN
(%)(K)                     15.78     12.10   10.62(M)    15.59     11.91   23.28(M)
RATIOS AND
SUPPLEMENTAL DATA
Net assets, end of
period (in millions)         $57       $17        $3    $1,134      $708      $270
Ratio of net expenses
to average net assets
(%)(Q)                      0.38      0.37    0.38(R)     0.53      0.52    0.53(R)
Ratio of net
investment income
(loss) to average net
assets (%)(V)               0.54     (0.12)   0.04(R)     0.25     (0.30)    (0.23)(R)
Portfolio turnover (%)         3         1       1(M)        3         1       1(M)

(A) Series I and Series II shares began operations on 7-9-03 and 5-5-03, respectively.
(H)  Based on the average of the shares outstanding.
(J)  Less than $0.01 per share.
(K)  Assumes dividend reinvestment.
(M)  Not annualized.
(Q) Does not include expenses of the investment companies in which the Portfolio invests.
(R)  Annualized.
(V) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

JOHN HANCOCK TRUST

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                          AMERICAN INTERNATIONAL
                         ---------------------------------------------------------
                                  SERIES I                      SERIES II
                         ---------------------------   ---------------------------
                          YEARS ENDED DECEMBER 31,      YEARS ENDED DECEMBER 31,
                         ---------------------------   ---------------------------
                          2005      2004     2003(A)    2005      2004     2003(A)
                         -------   -------   -------   -------   -------   -------
PER SHARE OPERATING
 PERFORMANCE
NET ASSET VALUE,
BEGINNING OF PERIOD      $ 19.37   $ 16.68   $ 13.78   $ 19.34   $ 16.66   $ 12.50
Net investment income
(loss)                    0.34(H)     0.13      0.16    0.25(H)     0.11      0.14
Net realized and
unrealized gain (loss)
on investments              3.40      2.97      2.74      3.45      2.96      4.02
                         -------   -------   -------   -------   -------   -------
Total from investment
operations                  3.74      3.10      2.90      3.70      3.07      4.16
                         -------   -------   -------   -------   -------   -------
LESS DISTRIBUTIONS
From net investment
income                     (0.14)    (0.12)        -     (0.11)    (0.10)        -
From net realized gain     (1.53)    (0.29)        -     (1.53)    (0.29)        -
                         -------   -------   -------   -------   -------   -------
                           (1.67)    (0.41)        -     (1.64)    (0.39)        -
                         -------   -------   -------   -------   -------   -------
NET ASSET VALUE, END
OF PERIOD                $ 21.44   $ 19.37   $ 16.68   $ 21.40   $ 19.34   $ 16.66
                         =======   =======   =======   =======   =======   =======
       TOTAL RETURN
(%)(K)                     21.07     18.88   21.04(M)    20.87     18.74   33.28(M)
RATIOS AND
SUPPLEMENTAL DATA
Net assets, end of
period (in millions)         $35       $10        $3      $624      $307      $178
Ratio of net expenses
to average net assets
(%)(Q)                      0.38      0.38    0.39(R)     0.53      0.53    0.54(R)
Ratio of net
investment income
(loss) to average net
assets (%)(V)               1.75      1.57    3.34(R)     1.31      1.07    2.01(R)
Portfolio turnover (%)         6        65      22(M)        6        65      22(M)

(A) Series I and Series II shares began operations on 7-9-03 and 5-5-03, respectively.
(H)  Based on the average of the shares outstanding.
(K)  Assumes dividend reinvestment.
(M)  Not annualized.
(Q) Does not include expenses of the investment companies in which the Portfolio invests.
(R)  Annualized.
(V) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

JOHN HANCOCK TRUST

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                                 BLUE CHIP GROWTH
                                                    ---------------------------------------------------------------------------
                                                                   SERIES I                              SERIES II
                                                    --------------------------------------   ----------------------------------
                                                           YEARS ENDED DECEMBER 31,               YEARS ENDED DECEMBER 31,
                                                    --------------------------------------   ----------------------------------
                                                     2005     2004     2003    2002   2001    2005      2004    2003    2002(A)
                                                    ------   -------  ------  ------  ----   -------   ------  ------   -------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                $16.86   $ 15.48  $11.99  $15.83  $20.13 $ 16.78   $15.43  $11.98   $ 15.53
Net investment income (loss)(H)                       0.04      0.08    0.02    0.01    -(J)    0.01     0.07      -(J)      -(J)
Net realized and unrealized gain (loss) on
investments                                           0.90      1.32    3.48   (3.85) (2.97)    0.89     1.29    3.47     (3.55)
                                                    ------   -------  ------  ------  ----   -------   ------  ------   -------
Total from investment operations                      0.94      1.40    3.50   (3.84) (2.97)    0.90     1.36    3.47     (3.55)
                                                    ------   -------  ------  ------  ----   -------   ------  ------   -------
LESS DISTRIBUTIONS
From net investment income                           (0.07)    (0.02)  (0.01)      -     -         -    (0.01)  (0.02)        -
From net realized gain                                   -         -       -       -  (1.33)       -        -       -         -
                                                    ------   -------  ------  ------  ----   -------   ------  ------   -------
                                                     (0.07)    (0.02)  (0.01)      -  (1.33)       -    (0.01)  (0.02)        -
                                                    ------   -------  ------  ------  ----   -------   ------  ------   -------
NET ASSET VALUE, END OF PERIOD                      $17.73   $ 16.86  $15.48  $11.99  $15.83 $ 17.68   $16.78  $15.43   $ 11.98
                                                    ======   =======  ======  ======  ====   =======   ======  ======   =======
       TOTAL RETURN (%)(K)(L)                         5.60      9.03   29.17  (24.26) (14.61)    5.36    8.83   29.02    (22.86)(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $769    $1,309  $1,291  $1,093  $1,633    $181     $471    $205       $61
Ratio of net expenses to average net assets (%)       0.89      0.88    0.90    0.91  0.92      1.09     1.08    1.10     1.11(R)
Ratio of gross expenses to average net assets
(%)(P)                                                0.92      0.91    0.92    0.93  0.93      1.12     1.11    1.12     1.13(R)
Ratio of net investment income (loss) to average
net assets (%)                                        0.24      0.53    0.15    0.05    -(J)    0.04     0.47   (0.03)    (0.01)(R)
Portfolio turnover (%)                                 65(X)      31      35      39    48       65(X)     31      35        39

                                                                          BLUE CHIP GROWTH
                                                              ----------------------------------------
                                                                     SERIES III            SERIES NAV
                                                              -------------------------   ------------
                                                                                           YEAR ENDED
                                                              YEARS ENDED DECEMBER 31,    DECEMBER 31,
                                                              -------------------------   ------------
                                                               2005     2004    2003(A)     2005(A)
                                                              ------   ------   -------   ------------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                          $16.80   $15.48   $ 14.36   $      16.32
Net investment income (loss)(H)                                (0.02)    0.11      0.01           0.04
Net realized and unrealized gain (loss) on investments          0.90     1.25      1.11           1.45
                                                              ------   ------   -------   ------------

Total from investment operations                                0.88     1.36      1.12           1.49
                                                              ------   ------   -------   ------------

LESS DISTRIBUTIONS
From net investment income                                     (0.04)   (0.04)        -          (0.10)
From net realized gain                                             -        -         -              -
                                                              ------   ------   -------   ------------

                                                               (0.04)   (0.04)        -          (0.10)
                                                              ------   ------   -------   ------------

NET ASSET VALUE, END OF PERIOD                                $17.64   $16.80   $ 15.48   $      17.71
                                                              ======   ======   =======   ============

       TOTAL RETURN (%)(K)(L)                                   5.26     8.79     7.80(M)        9.19(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                           $1       $1        -(O)       $1,480
Ratio of net expenses to average net assets (%)                 1.25     1.23     1.25(R)        0.84(R)
Ratio of gross expenses to average net assets (%)(P)            1.98     2.69    19.68(R)        0.87(R)
Ratio of net investment income (loss) to average net assets
(%)                                                            (0.13)    0.73     0.12(R)        0.28(R)
Portfolio turnover (%)                                           65(X)     31        35            65(X)

(A) Series II, Series III and Series NAV shares began operations on 1-28-02, 9-05-03 and 2-28-05, respectively.
(H)  Based on the average of the shares outstanding.
(J)  Less than $0.01 per share.
(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(M)  Not annualized.
(O)  Less than $500,000.
(P) Does not take into consideration expense reductions during the periods shown.
(R)  Annualized.
(X)  Excludes merger activity.

JOHN HANCOCK TRUST

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                            BOND INDEX B
                         --------------------------------------------------
                                             SERIES NAV
                         --------------------------------------------------
                                      YEARS ENDED DECEMBER 31,
                         --------------------------------------------------
                         2005(F)   2004(G)   2003(E)(G)   2002(G)   2001(G)
                         -------   -------   ----------   -------   -------
PER SHARE OPERATING
 PERFORMANCE
NET ASSET VALUE,
BEGINNING OF PERIOD      $ 10.05   $ 10.13   $    10.30   $  9.89   $  9.74
Net investment income
(loss)                    0.46(H)     0.46         0.48      0.54      0.57
Net realized and
unrealized gain (loss)
on
investments                (0.22)    (0.06)       (0.12)     0.42      0.17
                         -------   -------   ----------   -------   -------
Total from investment
operations                  0.24      0.40         0.36      0.96      0.74
                         -------   -------   ----------   -------   -------
LESS DISTRIBUTIONS
From net investment
income                     (0.16)    (0.46)       (0.45)    (0.53)    (0.58)
From net realized gain         -     (0.02)       (0.05)    (0.01)    (0.01)
From capital paid-in           -         -(S)      (0.03)   (0.01)        -
                         -------   -------   ----------   -------   -------
                           (0.16)    (0.48)       (0.53)    (0.55)    (0.59)
                         -------   -------   ----------   -------   -------
NET ASSET VALUE, END
OF PERIOD                $ 10.13   $ 10.05   $    10.13   $ 10.30   $  9.89
                         =======   =======   ==========   =======   =======
TOTAL RETURN (%)(K)       2.39(L)   4.05(L)        3.60    9.95(L)     7.76
RATIOS AND
SUPPLEMENTAL DATA
Net assets, end of
period (in millions)        $182      $202         $216      $208      $129
Ratio of net expenses
to average net assets
(%)                         0.25      0.25         0.24      0.22      0.24
Ratio of gross
expenses to average
net assets (%)            0.42(P)   0.27(P)        0.24    0.25(P)     0.24
Ratio of net
investment income
(loss) to average net
assets (%)                  4.55      4.56         4.73      5.30    5.77(U)
Portfolio turnover (%)        18        18           40        57        69

(E)  Certain amounts have been reclassified to permit comparison.
(F) Effective 04-29-05, shareholders of the former VST Bond Index Fund Series NAV became owners of an equal number of full and fractional Series NAV shares of the Bond Index B. Additionally, the accounting and performance history of the former VST Bond Index Fund Series NAV was redesignated as that of Series NAV shares of Bond Index B.
(G)  Audited by previous auditor.
(H)  Based on the average of the shares outstanding.
(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(P) Does not take into consideration expense reductions during the period shown.
(S)  Less than $0.01.
(U) Had the Portfolio not amortized premiums and accreted discounts on debt securities, the annual ratio of net investment income to average net assets would have been 6.37% for the year ended 12-31-01.

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FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                  CAPITAL APPRECIATION
                                                ---------------------------------------------------------

                                                                        SERIES I
                                                ---------------------------------------------------------

                                                                YEARS ENDED DECEMBER 31,
                                                ---------------------------------------------------------
                                                 2005        2004        2003         2002         2001
                                                -------     -------     ------       ------       -------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD            $  8.79     $  8.04     $ 6.21       $ 8.95       $ 10.97
Net investment income (loss)(H)                   (0.01)       0.01      (0.01)       (0.01)        (0.02)
Net realized and unrealized gain (loss) on
investments                                        1.24        0.74       1.84        (2.73)        (2.00)
                                                -------     -------     ------       ------       -------

Total from investment operations                   1.23        0.75       1.83        (2.74)        (2.02)
                                                -------     -------     ------       ------       -------

LESS DISTRIBUTIONS
From net investment income                            -           -          -            -             -
                                                -------     -------     ------       ------       -------

                                                      -           -          -            -             -
                                                -------     -------     ------       ------       -------

NET ASSET VALUE, END OF PERIOD                  $ 10.02     $  8.79     $ 8.04       $ 6.21       $  8.95
                                                =======     =======     ======       ======       =======

       TOTAL RETURN (%)                           13.99        9.33      29.47       (30.61)       (18.41)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)             $52        $129       $121         $100           $40
Ratio of net expenses to average net assets
(%)                                                0.95        0.97       0.99         1.05          1.20
Ratio of net investment income (loss) to
average net assets (%)                            (0.10)       0.15      (0.13)       (0.14)        (0.22)
Portfolio turnover (%)                              101          79         71           67           102

                                                          CAPITAL APPRECIATION
                                                -----------------------------------------

                                                                SERIES II
                                                -----------------------------------------

                                                        YEARS ENDED DECEMBER 31,
                                                -----------------------------------------
                                                 2005        2004       2003      2002(A)
                                                -------     ------     ------     -------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD            $  8.76     $ 8.02     $ 6.20     $  8.73
Net investment income (loss)(H)                   (0.02)        -(J)    (0.03)      (0.02)
Net realized and unrealized gain (loss) on
investments                                        1.22       0.74       1.85       (2.51)
                                                -------     ------     ------     -------
Total from investment operations                   1.20       0.74       1.82       (2.53)
                                                -------     ------     ------     -------
LESS DISTRIBUTIONS
From net investment income                            -          -          -           -
                                                -------     ------     ------     -------
                                                      -          -          -           -
                                                -------     ------     ------     -------
NET ASSET VALUE, END OF PERIOD                  $  9.96     $ 8.76     $ 8.02     $  6.20
                                                =======     ======     ======     =======
       TOTAL RETURN (%)                           13.70       9.23      29.35      (28.98)(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)             $47       $125        $72         $23
Ratio of net expenses to average net assets
(%)                                                1.15       1.17       1.19       1.25(R)
Ratio of net investment income (loss) to
average net assets (%)                            (0.27)      0.02      (0.35)      (0.27)(R)
Portfolio turnover (%)                              101         79         71          67

                                                CAPITAL APPRECIATION
                                                --------
                                                 SERIES
                                                  NAV
                                                --------
                                                  YEAR
                                                 ENDED
                                                DECEMBER
                                                   31
                                                --------
                                                2005(A)
                                                --------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD            $  8.51
Net investment income (loss)(H)                   (0.01)
Net realized and unrealized gain (loss) on
investments                                        1.53
                                                -------
Total from investment operations                   1.52
                                                -------
LESS DISTRIBUTIONS
From net investment income                        (0.01)
                                                -------
                                                  (0.01)
                                                -------
NET ASSET VALUE, END OF PERIOD                  $ 10.02
                                                =======
       TOTAL RETURN (%)                          17.88(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)            $207
Ratio of net expenses to average net assets
(%)                                               0.88(R)
Ratio of net investment income (loss) to
average net assets (%)                            (0.18)(R)
Portfolio turnover (%)                              101

(A) Series II and Series NAV shares began operations on 1-28-02 and 2-28-05, respectively.
(H)  Based on the average of the shares outstanding.
(J)  Less than $0.01 per share.
(K)  Assumes dividend reinvestment.
(M)  Not annualized.
(R)  Annualized.

--------------------------------------------------------------------------------

                                                                                    CLASSIC VALUE
                                                              ----------------------------------------------------------
                                                                                                                 SERIES
                                                                   SERIES I               SERIES II               NAV
                                                              ------------------     --------------------       --------
                                                                                                                  YEAR
                                                                                                                 ENDED
                                                                 YEARS ENDED             YEARS ENDED            DECEMBER
                                                                 DECEMBER 31,            DECEMBER 31,             31,
                                                              ------------------     --------------------       --------
                                                               2005      2004(A)      2005        2004(A)       2005(A)
                                                              ------     -------     ------       -------       --------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                          $13.84     $ 12.50     $13.83       $ 12.50       $ 13.42
Net investment income (loss)(H)                                 0.13        0.05       0.09          0.04          0.09
Net realized and unrealized gain (loss) on investments          1.17        1.36       1.18          1.36          1.64
                                                              ------     -------     ------       -------       -------

Total from investment operations                                1.30        1.41       1.27          1.40          1.73
                                                              ------     -------     ------       -------       -------

LESS DISTRIBUTIONS
From net investment income                                     (0.08)      (0.03)     (0.05)        (0.03)        (0.09)
From net realized gain                                         (0.69)      (0.04)     (0.69)        (0.04)        (0.68)
                                                              ------     -------     ------       -------       -------

                                                               (0.77)      (0.07)     (0.74)        (0.07)        (0.77)
                                                              ------     -------     ------       -------       -------

NET ASSET VALUE, END OF PERIOD                                $14.37     $ 13.84     $14.36       $ 13.83       $ 14.38
                                                              ======     =======     ======       =======       =======

       TOTAL RETURN (%)(K)                                      9.42      11.31(M)(L)   9.22       11.17(M)(L)  12.88(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                          $12          $3        $19           $11            $3
Ratio of net expenses to average net assets (%)                 1.11       1.42(R)     1.32         1.62(R)       1.03(R)
Ratio of gross expenses to average net assets (%)               1.11       1.48(P)(R)   1.32        1.68(P)(R)        -
Ratio of net investment income (loss) to average net assets
(%)                                                             0.88       0.59(R)     0.62         0.44(R)       (0.91(R)
Portfolio turnover (%)                                            42          9(M)       42            9(M)          42

(A) Series I, Series II and Series NAV shares began operations on 5-3-04, 5-3-04 and 4-29-05, respectively.
(H)  Based on the average of the shares outstanding.
(K)  Assumes dividend reinvestment.
(L) Total return would have been lower had certain expenses not been reduced during the period shown.
(M)  Not annualized.
(P) Does not take into consideration expense reductions during the period shown.
(R)  Annualized.

JOHN HANCOCK TRUST

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                         CORE BOND
                         ------------------------------------------
                           SERIES I      SERIES II       SERIES NAV
                         ------------   ------------     ----------
                                                            YEAR
                             YEAR           YEAR           ENDED
                            ENDED          ENDED          DECEMBER
                         DECEMBER 31,   DECEMBER 31,        31,
                           2005(A)        2005(A)         2005(A)
                         ------------   ------------     ----------
PER SHARE OPERATING
 PERFORMANCE
NET ASSET VALUE,
 BEGINNING OF PERIOD       $  12.50       $  12.50         $12.50
Net investment income
 (loss)(H)                     0.34           0.31           0.30
Net realized and
 unrealized gain
 (loss) on investments        (0.20)         (0.20)         (0.18)
                           --------       --------         ------
Total from investment
 operations                    0.14           0.11           0.12
                           --------       --------         ------
NET ASSET VALUE, END
 OF PERIOD                 $  12.64       $  12.61         $12.62
                           ========       ========         ======
       TOTAL RETURN
       (%)                   1.12(M)        0.88(M)        0.96(M)
RATIOS AND
 SUPPLEMENTAL DATA
Net assets, end of
 period (in millions)           -(O)            $1           $153
Ratio of net expenses
 to average net assets
 (%)                         0.93(R)        1.11(R)        0.82(R)
Ratio of net
 investment income
 (loss) to average net
 assets (%)                  4.01(R)        3.49(R)        3.55(R)
Portfolio turnover (%)        619(M)         619(M)         619(M)

(A)  Series I, Series II and Series NAV shares began operations on 4-29-05.
(H)  Based on the average of the shares outstanding.
(M)  Not annualized.
(O)  Less than $500,000.
(R)  Annualized.

JOHN HANCOCK TRUST

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                               CORE EQUITY
                                                              ----------------------------------------------
                                                                                                     SERIES
                                                                  SERIES I          SERIES II         NAV
                                                              ----------------   ----------------   --------
                                                                                                      YEAR
                                                                                                     ENDED
                                                                YEARS ENDED        YEARS ENDED      DECEMBER
                                                                DECEMBER 31,       DECEMBER 31,       31,
                                                              ----------------   ----------------   --------
                                                               2005    2004(A)    2005    2004(A)   2005(A)
                                                              ------   -------   ------   -------   --------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                          $14.23   $12.50    $14.21   $12.50     $13.71
Net investment income (loss)(H)                                 0.01       -(J)   (0.03)   (0.02)        -(J)
Net realized and unrealized gain (loss) on investments          0.83     1.73      0.85     1.73       1.38
                                                              ------   ------    ------   ------     ------
Total from investment operations                                0.84     1.73      0.82     1.71       1.38
                                                              ------   ------    ------   ------     ------
NET ASSET VALUE, END OF PERIOD                                $15.07   $14.23    $15.03   $14.21     $15.09
                                                              ------   ------    ------   ------     ------
       TOTAL RETURN (%)                                         5.90   13.84(M)    5.77   13.68(M)   10.07(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                           $1     $194       $57     $237       $403
Ratio of net expenses to average net assets (%)                 0.91    0.96(R)    1.11    1.16(R)    0.85(R)
Ratio of net investment income (loss) to average net assets
(%)                                                             0.07    (0.05)(R)  (0.21)  (0.26)(R)   (0.02)(R)
Portfolio turnover (%)                                            65       6(M)      65       6(M)       65

(A) Series I, Series II and Series NAV shares began operations on 5-3-04, 5-3-04 and 2-28-05, respectively.
(H)  Based on the average of the shares outstanding.
(J)  Less than $0.01 per share.
(M)  Not annualized.
(R)  Annualized.

JOHN HANCOCK TRUST

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                                  DYNAMIC GROWTH
                                                              -------------------------------------------------------
                                                                                     SERIES I
                                                              -------------------------------------------------------
                                                                             YEARS ENDED DECEMBER 31,
                                                              -------------------------------------------------------
                                                               2005       2004       2003         2002          2001
                                                              ------     ------     ------       -------       ------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                          $ 4.84     $ 4.40     $ 3.41       $  4.76       $ 7.98
Net investment income (loss)(H)                                (0.04)     (0.03)     (0.03)        (0.02)       (0.02)
Net realized and unrealized gain (loss) on investments          0.64       0.47       1.02         (1.33)       (3.19)
                                                              ------     ------     ------       -------       ------

Total from investment operations                                0.60       0.44       0.99         (1.35)       (3.21)
                                                              ------     ------     ------       -------       ------

LESS DISTRIBUTIONS
From net investment income                                         -          -          -             -        (0.01)
                                                              ------     ------     ------       -------       ------

                                                                   -          -          -             -        (0.01)
                                                              ------     ------     ------       -------       ------

NET ASSET VALUE, END OF PERIOD                                $ 5.44     $ 4.84     $ 4.40       $  3.41       $ 4.76
                                                              ======     ======     ======       =======       ======

       TOTAL RETURN (%)(K)                                     12.40      10.00      29.03        (28.36)      (40.24)
RATIOS AND SUPPLEMENTAL DATA
Net assets,end of period (in millions)                          $133       $129       $140           $64         $133
Ratio of net expenses to average net assets (%)                 1.07       1.07     1.09(T)         1.10         1.08
Ratio of net investment income (loss) to average net assets
(%)                                                            (0.74)     (0.72)     (0.68)        (0.55)       (0.43)
Portfolio turnover (%)                                            78        121      133(X)          165          180

                                                                                     DYNAMIC GROWTH
                                                              -------------------------------------------------------------
                                                                              SERIES II                         SERIES NAV
                                                              ------------------------------------------       ------------
                                                                                                                YEAR ENDED
                                                                       YEARS ENDED DECEMBER 31,                DECEMBER 31,
                                                              ------------------------------------------       ------------
                                                               2005       2004       2003        2002(A)         2005(A)
                                                              ------     ------     ------       -------       ------------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                          $ 4.83     $ 4.39     $ 3.40       $  4.40       $       4.64
Net investment income (loss)(H)                                (0.05)     (0.04)     (0.03)        (0.03)             (0.02)
Net realized and unrealized gain (loss) on investments          0.63       0.48       1.02         (0.97)              0.83
                                                              ------     ------     ------       -------       ------------

Total from investment operations                                0.58       0.44       0.99         (1.00)              0.81
                                                              ------     ------     ------       -------       ------------

LESS DISTRIBUTIONS
From net investment income                                         -          -          -             -                  -
                                                              ------     ------     ------       -------       ------------

                                                                   -          -          -             -                  -
                                                              ------     ------     ------       -------       ------------

NET ASSET VALUE, END OF PERIOD                                $ 5.41     $ 4.83     $ 4.39       $  3.40       $       5.45

                                                              ======     ======     ======       =======       ------------

       TOTAL RETURN (%)(K)                                     12.01      10.02      29.12        (22.73)(M)        17.46(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets,end of period (in millions)                           $43        $40        $42            $4                 -(O)
Ratio of net expenses to average net assets (%)                 1.27       1.27     1.29(T)       1.30(R)            1.01(R)
Ratio of net investment income (loss) to average net assets
(%)                                                            (0.94)     (0.92)     (0.88)        (0.81)(R)          (0.67)(R)
Portfolio turnover (%)                                            78        121      133(X)          165                 78

(A) Series II and Series NAV shares began operations on 1-28-02 and 4-29-05, respectively.
(H)  Based on the average of the shares outstanding.
(K)  Assumes dividend reinvestment.
(M)  Not annualized.
(O)  Less than $500,000.
(R)  Annualized.
(T) The ratios of net operating expenses excluding costs incurred in connection with the reorganization were 1.08% for Series I and 1.28% for Series II, respectively.
(X)  Excludes merger activity.

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FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                      EMERGING GROWTH
                              ----------------------------------------------------------------
                                        SERIES I                          SERIES II
                              -----------------------------     ------------------------------
                                YEARS ENDED DECEMBER 31,           YEARS ENDED DECEMBER 31,
                              -----------------------------     ------------------------------
                               2005       2004      2003(A)      2005        2004      2003(A)
                              ------     ------     -------     -------     ------     -------
PER SHARE OPERATING
 PERFORMANCE
NET ASSET VALUE,
 BEGINNING OF PERIOD          $16.46     $15.75     $12.50      $ 16.40     $15.73     $12.50
Net investment income
 (loss)(H)                     (0.07)     (0.06)     (0.09)       (0.12)     (0.11)     (0.11)
Net realized and
unrealized gain (loss)
on investments                  1.33       1.13       3.95         1.33       1.14       3.95
                              ------     ------     ------      -------     ------     ------
Total from investment
 operations                     1.26       1.07       3.86         1.21       1.03       3.84
                              ------     ------     ------      -------     ------     ------
LESS DISTRIBUTIONS
From net investment
 income                            -          -      (0.61)           -          -      (0.61)
From net realized gain             -      (0.36)         -            -      (0.36)         -
                              ------     ------     ------      -------     ------     ------
                                   -      (0.36)     (0.61)           -      (0.36)     (0.61)
                              ------     ------     ------      -------     ------     ------
NET ASSET VALUE, END
 OF PERIOD                    $17.72     $16.46     $15.75      $ 17.61     $16.40     $15.73
                              ======     ======     ======      =======     ======     ======
       TOTAL RETURN
        (%)(K)                  7.65       6.89     30.84(L)(M)    7.38       6.64     30.68(L)(M)
RATIOS AND
 SUPPLEMENTAL DATA
Net assets, end of
period (in millions)              $2       $286         $3           $9        $15         $6
Ratio of net expenses
to average net assets
(%)                             0.92       0.92      1.35(R)       1.24       1.20      1.55(R)
Ratio of gross
expenses to average
net assets (%)                  0.92       0.92     2.54(P)(R)     1.24       1.20     2.74(P)(R)
Ratio of net
investment income
(loss) to average net
assets (%)                     (0.42)     (0.43)     (0.89)(R)    (0.74)     (0.74)     (1.08)(R)
Portfolio turnover (%)           121        191      183(M)         121        191      183(M)

                                       SERIES III                  YEAR
                              -----------------------------       ENDED
                                                                 DECEMBER
                                YEARS ENDED EMERGING GROWTH     SERIES NAV
                              -----------------------------     ----------
                              --------------------------------------------
                               2005       2004      2003(A)      2005(A)
                              ------     ------     -------     ----------
PER SHARE OPERATING
 PERFORMANCE
NET ASSET VALUE,
 BEGINNING OF PERIOD          $16.46     $15.75     $15.61        $16.31
Net investment income
 (loss)(H)                     (0.15)     (0.11)      0.01         (0.05)
Net realized and
unrealized gain (loss)
on investments                  1.40       1.18       0.74          1.47
                              ------     ------     ------        ------
Total from investment
 operations                     1.25       1.07       0.75          1.42
                              ------     ------     ------        ------
LESS DISTRIBUTIONS
From net investment
 income                            -          -      (0.61)            -
From net realized gain             -      (0.36)         -             -
                              ------     ------     ------        ------
                                   -      (0.36)     (0.61)            -
                              ------     ------     ------        ------
NET ASSET VALUE, END
 OF PERIOD                    $17.71     $16.46     $15.75        $17.73
                              ======     ======     ======        ======
       TOTAL RETURN
       (%)(K)                 7.59(L)    6.89(L)    4.77(L)(M)    8.71(M)
RATIOS AND
 SUPPLEMENTAL DATA
Net assets, end of
period (in millions)              -(O)       -(O)       -(O)         $11
Ratio of net expenses
to average net assets
(%)                             1.40       1.30      1.70(R)      0.95(R)
Ratio of gross
expenses to average
net assets (%)                2.63(P)    4.32(P)    354.65(P)(R)   0.95(R)
Ratio of net
investment income
(loss) to average net
assets (%)                     (0.89)     (0.77)     0.19(R)       (0.40)(R)
Portfolio turnover (%)           121        191       183(M)         121

(A) Series I, Series II, Series III and Series NAV shares began operations on 5-5-03, 5-5-03, 9-5-03 and 2-28-05, respectively.
(H)  Based on the average of the shares outstanding.
(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(M)  Not annualized.
(O)  Less than $500,000.
(P) Does not take into consideration expense reductions during the periods shown.
(R)  Annualized.

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FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                               EMERGING SMALL COMPANY
                              --------------------------------------------------------
                                                      SERIES I
                              --------------------------------------------------------
                                              YEARS ENDED DECEMBER 31,
                              --------------------------------------------------------
                               2005       2004        2003         2002         2001
                              ------     -------     ------       ------       -------
PER SHARE OPERATING
PERFORMANCE
NET ASSET VALUE, BEGINNING
OF PERIOD                     $28.75     $ 25.78     $18.45       $26.06       $ 35.02
Net investment income
(loss)(H)                      (0.18)      (0.21)     (0.12)       (0.12)        (0.08)
Net realized and unrealized
gain (loss) on investments      1.63        3.18       7.45        (7.49)        (7.75)
                              ------     -------     ------       ------       -------

Total from investment
operations                      1.45        2.97       7.33        (7.61)        (7.83)
                              ------     -------     ------       ------       -------

LESS DISTRIBUTIONS
From net realized gain             -           -          -            -         (1.13)
                              ------     -------     ------       ------       -------

NET ASSET VALUE, END OF
PERIOD                        $30.20     $ 28.75     $25.78       $18.45       $ 26.06
                              ======     =======     ======       ======       =======

       TOTAL RETURN (%)(K)      5.04       11.52      39.73       (29.20)       (22.24)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                   $259        $393       $401         $294          $448
Ratio of net expenses to
average net assets (%)          1.12        1.11       1.11         1.12          1.12
Ratio of gross expenses to
average net assets (%)
Ratio of net investment
income (loss) to average net
assets (%)                     (0.63)      (0.76)     (0.58)       (0.57)        (0.30)
Portfolio turnover (%)            54          55         51           35            48

                                       EMERGING SMALL COMPANY
                              ----------------------------------------
                                             SERIES II
                              ----------------------------------------
                                      YEARS ENDED DECEMBER 31,
                              ----------------------------------------
                               2005       2004       2003      2002(A)
                              ------     ------     ------     -------
PER SHARE OPERATING
PERFORMANCE
NET ASSET VALUE, BEGINNING
OF PERIOD                     $28.63     $25.72     $18.44     $ 25.13
Net investment income
(loss)(H)                      (0.23)     (0.26)     (0.18)      (0.11)
Net realized and unrealized
gain (loss) on investments      1.62       3.17       7.46       (6.58)
                              ------     ------     ------
Total from investment
operations                      1.39       2.91       7.28       (6.69)
                              ------     ------     ------     -------
LESS DISTRIBUTIONS
From net realized gain             -          -          -           -
                              ------     ------     ------     -------
NET ASSET VALUE, END OF
PERIOD                        $30.02     $28.63     $25.72     $ 18.44
                              ======     ======     ======     =======
       TOTAL RETURN (%)(K)      4.86      11.31      39.48      (26.62)(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                    $71       $120        $83         $18
Ratio of net expenses to
average net assets (%)          1.32       1.31       1.31      1.32(R)
Ratio of gross expenses to
average net assets (%)
Ratio of net investment
income (loss) to average net
assets (%)                     (0.83)     (0.98)     (0.82)      (0.63)(R)
Portfolio turnover (%)            54         55         51          35

                                EMERGING SMALL COMPANY
                             -----------------------------
                                      SERIES III
                             -----------------------------

                               YEARS ENDED DECEMBER 31,
                             -----------------------------
                              2005       2004      2003(A)
                             ------     ------     -------
PER SHARE OPERATING
PERFORMANCE
NET ASSET VALUE, BEGINNING
OF PERIOD                    $28.75     $25.78     $ 23.96
Net investment income
(loss)(H)                     (0.27)     (0.30)      (0.08)
Net realized and unrealized
gain (loss) on investments     1.66       3.27        1.90
                             ------     ------     -------

Total from investment
operations                     1.39       2.97        1.82
                             ------     ------     -------

LESS DISTRIBUTIONS
From net realized gain            -          -           -
                             ------     ------     -------

NET ASSET VALUE, END OF
PERIOD                       $30.14     $28.75     $ 25.78
                             ======     ======     =======

       TOTAL RETURN (%)(K)   4.83(L)    11.52(L)    7.60(L)(M)
RATIOS AND SUPPLEMENTAL
DATA
Net assets, end of period
(in millions)                   $18         -(O)        -(O)
Ratio of net expenses to
average net assets (%)         1.47       1.46      1.46(R)
Ratio of gross expenses to
average net assets (%)       3.28(P)    4.86(P)    20.19(P)(R)
Ratio of net investment
income (loss) to average
net assets (%)                (0.90)     (1.16)      (0.98)(R)
Portfolio turnover (%)           54         55          51

                             EMERGING SMALL COMPANY
                             ------------
                              SERIES NAV
                             ------------
                              YEAR ENDED
                             DECEMBER 31,
                             ------------
                               2005(A)
                             ------------
PER SHARE OPERATING
PERFORMANCE
NET ASSET VALUE, BEGINNING
OF PERIOD                    $      28.21
Net investment income
(loss)(H)                           (0.15)
Net realized and unrealized
gain (loss) on investments           2.17
                             ------------
Total from investment
operations                           2.02
                             ------------
LESS DISTRIBUTIONS
From net realized gain                  -
                             ------------
NET ASSET VALUE, END OF
PERIOD                       $      30.23
                             ============
       TOTAL RETURN (%)(K)         7.16(M)
RATIOS AND SUPPLEMENTAL
DATA
Net assets, end of period
(in millions)                          -(O)
Ratio of net expenses to
average net assets (%)             1.03(R)
Ratio of gross expenses to
average net assets (%)             1.03(R)
Ratio of net investment
income (loss) to average
net assets (%)                    (0.61(R)
Portfolio turnover (%)                 54

(A) Series II, Series III and Series NAV shares began operations on 1-28-02, 9-5-03 and 2-28-05, respectively.
(H)  Based on the average of the shares outstanding.
(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(M)  Not annualized.
(O)  Less than $500,000.
(P) Does not take into consideration expense reductions during the periods shown.
(R)  Annualized.

JOHN HANCOCK TRUST

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                    EQUITY-INCOME
                               -------------------------------------------------------
                                                      SERIES I
                               -------------------------------------------------------
                                              YEARS ENDED DECEMBER 31,
                               -------------------------------------------------------
                                2005       2004       2003         2002          2001
                               ------     ------     ------       -------       ------
PER SHARE OPERATING
PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                         $17.04     $15.22     $12.62       $ 15.13       $16.83
Net investment income
(loss)(H)                        0.25       0.24       0.23          0.22         0.22
Net realized and unrealized
gain (loss) on investments       0.38       1.96       2.85         (2.13)       (0.06)
                               ------     ------     ------       -------       ------

Total from investment
operations                       0.63       2.20       3.08         (1.91)        0.16
                               ------     ------     ------       -------       ------

LESS DISTRIBUTIONS
From net investment income      (0.21)     (0.20)     (0.22)        (0.19)       (0.29)
From net realized gain          (0.59)     (0.18)     (0.26)        (0.41)       (1.57)
                               ------     ------     ------       -------       ------

                                (0.80)     (0.38)     (0.48)        (0.60)       (1.86)
                               ------     ------     ------       -------       ------

NET ASSET VALUE, END OF
PERIOD                         $16.87     $17.04     $15.22       $ 12.62       $15.13
                               ======     ======     ======       =======       ======

       TOTAL RETURN (%)(K)(L)    3.92      14.81      25.57        (13.28)        1.29
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                        $846     $1,364     $1,277        $1,015       $1,147
Ratio of net expenses to
average net assets (%)           0.89       0.88       0.89          0.91         0.91
Ratio of gross expenses to
average net assets (%)(P)        0.91       0.91       0.92          0.93         0.93
Ratio of net investment
income (loss) to average net
assets (%)                       1.53       1.53       1.73          1.58         1.45
Portfolio turnover (%)            48(X)       21         15            18           19

                                            EQUITY-INCOME
                               ----------------------------------------
                                              SERIES II
                               ----------------------------------------
                                       YEARS ENDED DECEMBER 31,
                               ----------------------------------------
                                2005       2004       2003      2002(A)
                               ------     ------     ------     -------
PER SHARE OPERATING
PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                         $16.96     $15.17     $12.61     $ 15.05
Net investment income
(loss)(H)                        0.22       0.21       0.21        0.21
Net realized and unrealized
gain (loss) on investments       0.38       1.95       2.84       (2.05)
                               ------     ------     ------     -------
Total from investment
operations                       0.60       2.16       3.05       (1.84)
                               ------     ------     ------     -------
LESS DISTRIBUTIONS
From net investment income      (0.16)     (0.19)     (0.23)      (0.19)
From net realized gain          (0.59)     (0.18)     (0.26)      (0.41)
                               ------     ------     ------     -------
                                (0.75)     (0.37)     (0.49)      (0.60)
                               ------     ------     ------     -------
NET ASSET VALUE, END OF
PERIOD                         $16.81     $16.96     $15.17     $ 12.61
                               ======     ======     ======     =======
       TOTAL RETURN (%)(K)(L)    3.72      14.61      25.40      (12.89)(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                        $304       $573       $314         $87
Ratio of net expenses to
average net assets (%)           1.08       1.08       1.09       1.11(R)
Ratio of gross expenses to
average net assets (%)(P)        1.11       1.11       1.12       1.13(R)
Ratio of net investment
income (loss) to average net
assets (%)                       1.35       1.38       1.55       1.83(R)
Portfolio turnover (%)            48(X)       21         15          18

                                                              EQUITY-INCOME
                                                              ------

                                                              SERIES III
                                                              ------

                                                              YEARS ENDED DECEMBER 31,
                                                              ------
                                                               2005
                                                              ------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                          $16.99
Net investment income (loss)(H)                                 0.21
Net realized and unrealized gain (loss) on investments          0.36
                                                              ------

Total from investment operations                                0.57
                                                              ------

LESS DISTRIBUTIONS
From net investment income                                     (0.17)
From net realized gain                                         (0.59)
                                                              ------

                                                               (0.76)
                                                              ------

NET ASSET VALUE, END OF PERIOD                                $16.80
                                                              ======

       TOTAL RETURN (%)(K)(L)                                   3.55
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                           $1
Ratio of net expenses to average net assets (%)                 1.24
Ratio of gross expenses to average net assets (%)(P)            2.17
Ratio of net investment income (loss) to average net assets
(%)                                                             1.25
Portfolio turnover (%)                                           48(X)

                                                              EQUITY-INCOME
                                                              ------------------

                                                                SERIES III
                                                              ------------------

                                                            YEARS ENDED DECEMBER 31,
                                                              ------------------
                                                               2004      2003(A)
                                                              ------     -------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                          $15.22     $ 13.86
Net investment income (loss)(H)                                 0.23        0.07
Net realized and unrealized gain (loss) on investments          1.94        1.29
                                                              ------     -------
Total from investment operations                                2.17        1.36
                                                              ------     -------
LESS DISTRIBUTIONS
From net investment income                                     (0.22)          -
From net realized gain                                         (0.18)          -
                                                              ------     -------
                                                               (0.40)          -
                                                              ------     -------
NET ASSET VALUE, END OF PERIOD                                $16.99     $ 15.22
                                                              ======     =======
       TOTAL RETURN (%)(K)(L)                                  14.61       9.81(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                           $1          -(O)
Ratio of net expenses to average net assets (%)                 1.23       1.24(R)
Ratio of gross expenses to average net assets (%)(P)            2.82      14.85(R)
Ratio of net investment income (loss) to average net assets
(%)                                                             1.45       1.57(R)
Portfolio turnover (%)                                            21          15

                                                              EQUITY-INCOME
                                                              ------------
                                                                 SERIES
                                                                  NAV
                                                              ------------
                                                                  YEAR
                                                                 ENDED
                                                              DECEMBER 31,
                                                              ------------
                                                                2005(A)
                                                              ------------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                            $ 17.11
Net investment income (loss)(H)                                    0.23
Net realized and unrealized gain (loss) on investments             0.34
                                                                -------
Total from investment operations                                   0.57
                                                                -------
LESS DISTRIBUTIONS
From net investment income                                        (0.24)
From net realized gain                                            (0.59)
                                                                -------
                                                                  (0.83)
                                                                -------
NET ASSET VALUE, END OF PERIOD                                  $ 16.85
                                                                =======
       TOTAL RETURN (%)(K)(L)                                     3.57(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                          $1,189
Ratio of net expenses to average net assets (%)                   0.83(R)
Ratio of gross expenses to average net assets (%)(P)              0.86(R)
Ratio of net investment income (loss) to average net assets
(%)                                                               1.64(R)
Portfolio turnover (%)                                              48(X)

(A) Series II, Series III and Series NAV shares began operations on 1-28-02, 9-5-03 and 2-28-05, respectively.
(H)  Based on the average of the shares outstanding.
(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(M)  Not annualized.
(O)  Less than $500,000.
(P) Does not take into consideration expense reductions during the periods shown.
(R)  Annualized.
(X)  Excludes merger activity.

JOHN HANCOCK TRUST

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                           FINANCIAL SERVICES
                         ---------------------------------------------------------------------------------------
                                            SERIES I                                     SERIES II
                         -----------------------------------------------   -------------------------------------
                                    YEARS ENDED DECEMBER 31,                     YEARS ENDED DECEMBER 31,
                         -----------------------------------------------   -------------------------------------
                          2005      2004      2003      2002     2001(A)    2005      2004      2003     2002(A)
                         -------   -------   -------   -------   -------   -------   -------   -------   -------
PER SHARE OPERATING
 PERFORMANCE
NET ASSET VALUE,
BEGINNING OF PERIOD      $ 14.00   $ 12.73   $  9.55   $ 11.63   $ 12.50   $ 13.93   $ 12.69   $  9.54   $ 11.48
Net investment income
(loss)(H)                   0.07      0.05      0.06      0.03      0.01      0.04      0.02      0.04      0.03
Net realized and
unrealized gain (loss)
on investments              1.29      1.27      3.14     (2.11)    (0.88)     1.30      1.26      3.14     (1.97)
                         -------   -------   -------   -------   -------   -------   -------   -------   -------
Total from investment
operations                  1.36      1.32      3.20     (2.08)    (0.87)     1.34      1.28      3.18     (1.94)
                         -------   -------   -------   -------   -------   -------   -------   -------   -------
LESS DISTRIBUTIONS
From net investment
income                     (0.05)    (0.05)    (0.02)      -(J)      -(J)    (0.03)    (0.04)    (0.03)      -(J)
                         -------   -------   -------   -------   -------   -------   -------   -------   -------
                           (0.05)    (0.05)    (0.02)      -(J)      -(J)    (0.03)    (0.04)    (0.03)      -(J)
                         -------   -------   -------   -------   -------   -------   -------   -------   -------
NET ASSET VALUE, END
OF PERIOD                $ 15.31   $ 14.00   $ 12.73   $  9.55   $ 11.63   $ 15.24   $ 13.93   $ 12.69   $  9.54
                         =======   =======   =======   =======   =======   =======   =======   =======   =======
       TOTAL RETURN
(%)(K)                    9.78(L)    10.38     33.58    (17.88)    (6.93)(M)  9.62(L)   10.09    33.40    (16.90)(M)
RATIOS AND
SUPPLEMENTAL DATA
Net assets, end of
period (in millions)         $54       $53       $52       $37       $25       $44       $43       $36       $12
Ratio of net expenses
to average net assets
(%)                         0.99      1.01      1.05      1.07    1.21(R)     1.19      1.21      1.25    1.27(R)
Ratio of gross
expenses to average
net assets (%)            1.01(P)     1.01      1.05      1.07    1.21(R)   1.21(P)     1.21      1.25    1.27(R)
Ratio of gross
expenses to average
net assets (%)(P)              -         -         -         -         -         -         -         -         -
Ratio of net
investment income
(loss) to average net
assets (%)                  0.47      0.36      0.58      0.31    0.08(R)     0.27      0.17      0.37    0.37(R)
Portfolio turnover (%)      51(X)       12        25        34      53(M)     51(X)       12        25        34

                                            FINANCIAL SERVICES
                              ----------------------------------------------
                                       SERIES III                SERIES NAV
                              -----------------------------     ------------
                                                                    YEAR
                                                                   ENDED
                                YEARS ENDED DECEMBER 31,        DECEMBER 31,
                              -----------------------------     ------------
                               2005       2004      2003(A)       2005(A)
                              ------     ------     -------     ------------
PER SHARE OPERATING
 PERFORMANCE
NET ASSET VALUE,
BEGINNING OF PERIOD           $13.95     $12.73     $11.28         $13.32
Net investment income
(loss)(H)                       0.02        -(J)      0.04           0.05
Net realized and
unrealized gain (loss)
on investments                  1.29       1.28       1.41           1.94
                              ------     ------     ------         ------
Total from investment
operations                      1.31       1.28       1.45           1.99
                              ------     ------     ------         ------
LESS DISTRIBUTIONS
From net investment
income                         (0.05)     (0.06)         -              -
                              ------     ------     ------         ------
                               (0.05)     (0.06)         -              -
                              ------     ------     ------         ------
NET ASSET VALUE, END
OF PERIOD                     $15.21     $13.95     $12.73         $15.31
                              ======     ======     ======         ======
       TOTAL RETURN
(%)(K)                          9.40      10.11     12.85(M)      14.94(M)
RATIOS AND
SUPPLEMENTAL DATA
Net assets, end of
period (in millions)             -(O)       -(O)       -(O)           $54
Ratio of net expenses
to average net assets
(%)                             1.34       1.36     1.40(R)        0.88(R)
Ratio of gross
expenses to average
net assets (%)                     -          -          -              -
Ratio of gross
expenses to average
net assets (%)(P)               2.91       4.83     186.33(R)      0.92(R)
Ratio of net
investment income
(loss) to average net
assets (%)                      0.12      (0.01)    0.97(R)        0.52(R)
Portfolio turnover (%)          51(X)        12         25           51(X)

(A) Series I, Series II, Series III and Series NAV shares began operations on 4-30-01, 1-28-02, 9-5-03 and 4-29-05, respectively.
(H) Based on the average of the shares outstanding.
(J) Less than $0.01 per share.
(K) Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(M) Not annualized.
(O) Less than $500,000.
(P) Does not take into consideration expense reductions during the periods shown.
(R) Annualized.
(X) Excludes merger activity.

JOHN HANCOCK TRUST

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                 FUNDAMENTAL VALUE
                              --------------------------------------------------------
                                                      SERIES I
                              --------------------------------------------------------
                                              YEARS ENDED DECEMBER 31,
                              --------------------------------------------------------
                               2005       2004        2003         2002        2001(A)
                              ------     -------     ------       ------       -------
PER SHARE OPERATING
PERFORMANCE
NET ASSET VALUE, BEGINNING
OF PERIOD                     $14.14     $ 12.71     $ 9.82       $11.73       $ 12.50
Net investment income
(loss)(H)                       0.12        0.10       0.08         0.07          0.03
Net realized and unrealized
gain (loss) on investments      1.12        1.39       2.84        (1.97)        (0.80)
                              ------     -------     ------       ------       -------

Total from investment
operations                      1.24        1.49       2.92        (1.90)        (0.77)
                              ------     -------     ------       ------       -------

LESS DISTRIBUTIONS
From net investment income     (0.06)      (0.06)     (0.03)       (0.01)            -
                              ------     -------     ------       ------       -------

                               (0.06)      (0.06)     (0.03)       (0.01)            -
                              ------     -------     ------       ------       -------

NET ASSET VALUE, END OF
PERIOD                        $15.32     $ 14.14     $12.71       $ 9.82       $ 11.73
                              ======     =======     ======       ======       =======

       TOTAL RETURN (%)(K)     8.84(L)     11.80      29.83       (16.20)        (6.16)(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                   $202        $429       $355         $269          $112
Ratio of net expenses to
average net assets (%)          0.90        0.94       0.97         0.98         1.07(R)
Ratio of gross expenses to
average net assets (%)         0.92(P)      0.94       0.97         0.98         1.07(R)
Ratio of net investment
income (loss) to average net
assets (%)                      0.84        0.74       0.78         0.71         0.45(R)
Portfolio turnover (%)            36           6         12           19           16(M)

                                         FUNDAMENTAL VALUE
                              ----------------------------------------
                                             SERIES II
                              ----------------------------------------
                                      YEARS ENDED DECEMBER 31,
                              ----------------------------------------
                               2005       2004       2003      2002(A)
                              ------     ------     ------     -------
PER SHARE OPERATING
PERFORMANCE
NET ASSET VALUE, BEGINNING
OF PERIOD                     $14.07     $12.68     $ 9.82     $ 11.48
Net investment income
(loss)(H)                       0.09       0.07       0.06        0.07
Net realized and unrealized
gain (loss) on investments      1.13       1.38       2.83       (1.72)
                              ------     ------     ------     -------
Total from investment
operations                      1.22       1.45       2.89       (1.65)
                              ------     ------     ------     -------
LESS DISTRIBUTIONS
From net investment income     (0.03)     (0.06)     (0.03)      (0.01)
                              ------     ------     ------     -------
                               (0.03)     (0.06)     (0.03)      (0.01)
                              ------     ------     ------     -------
NET ASSET VALUE, END OF
PERIOD                        $15.26     $14.07     $12.68     $  9.82
                              ======     ======     ======     =======
       TOTAL RETURN (%)(K)     8.70(L)    11.44      29.57      (14.46)(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                   $270       $386       $203         $65
Ratio of net expenses to
average net assets (%)          1.10       1.14       1.17       1.18(R)
Ratio of gross expenses to
average net assets (%)         1.12(P)     1.14       1.17       1.18(R)
Ratio of net investment
income (loss) to average net
assets (%)                      0.63       0.56       0.59       0.75(R)
Portfolio turnover (%)            36          6         12          19

                                                                     FUNDAMENTAL VALUE
                                                              --------------------------------
                                                                         SERIES III
                                                              --------------------------------

                                                                  YEARS ENDED DECEMBER 31,
                                                              --------------------------------
                                                               2005       2004         2003(A)
                                                              ------     -------       -------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                          $14.09     $ 12.71       $ 11.28
Net investment income (loss)(H)                                 0.06        0.08          0.02
Net realized and unrealized gain (loss) on investments          1.12        1.38          1.41
                                                              ------     -------       -------

Total from investment operations                                1.18        1.46          1.43
                                                              ------     -------       -------

LESS DISTRIBUTIONS
From net investment income                                     (0.03)      (0.08)            -
                                                              ------     -------       -------

                                                               (0.03)      (0.08)            -
                                                              ------     -------       -------

NET ASSET VALUE, END OF PERIOD                                $15.24     $ 14.09       $ 12.71
                                                              ======     =======       =======

       TOTAL RETURN (%)(K)                                      8.43       11.52        12.68(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                           $1          $1            -(O)
Ratio of net expenses to average net assets (%)                 1.25        1.29         1.32(R)
Ratio of gross expenses to average net assets (%)               1.93        2.81        15.43(R)
Ratio of net investment income (loss) to average net assets
(%)                                                             0.40        0.59         0.55(R)
Portfolio turnover (%)                                            36           6            12

                                                              FUNDAMENTAL VALUE
                                                              ------------
                                                               SERIES NAV
                                                              ------------
                                                               YEAR ENDED
                                                              DECEMBER 31,
                                                              ------------
                                                                2005(A)
                                                              ------------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                          $      14.37
Net investment income (loss)(H)                                       0.13
Net realized and unrealized gain (loss) on investments                0.89
                                                              ------------
Total from investment operations                                      1.02
                                                              ------------
LESS DISTRIBUTIONS
From net investment income                                           (0.10)
                                                              ------------
                                                                     (0.10)
                                                              ------------
NET ASSET VALUE, END OF PERIOD                                $      15.29
                                                              ============
       TOTAL RETURN (%)(K)                                           7.14(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                               $482
Ratio of net expenses to average net assets (%)                      0.82(R)
Ratio of gross expenses to average net assets (%)                    0.84(R)
Ratio of net investment income (loss) to average net assets
(%)                                                                  1.08(R)
Portfolio turnover (%)                                                  36

(A) Series I, Series II, Series III and Series NAV shares began operations on 4-30-01, 1-28-02, 9-5-03 and 2-28-05, respectively.
(H)  Based on the average of the shares outstanding.
(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(M)  Not annualized.
(O)  Less than $500,000.
(P) Does not take into consideration expense reductions during the periods shown.
(R)  Annualized.

JOHN HANCOCK TRUST

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                   GLOBAL
                         -------------------------------------------------------------------------------------------
                                            SERIES I                                       SERIES II
                         -----------------------------------------------   -----------------------------------------
                                    YEARS ENDED DECEMBER 31,                       YEARS ENDED DECEMBER 31,
                         -----------------------------------------------   -----------------------------------------
                          2005      2004      2003      2002      2001      2005      2004      2003       2002(A)
                         -------   -------   -------   -------   -------   -------   -------   -------   -----------
PER SHARE OPERATING
 PERFORMANCE
NET ASSET VALUE,
 BEGINNING OF PERIOD     $ 14.79   $ 13.11   $ 10.39   $ 13.00   $ 18.48   $ 14.73   $ 13.07   $ 10.39   $     12.72
Net investment income
(loss)(H)                   0.22      0.18      0.10      0.08      0.12      0.18      0.16      0.08          0.05
Net realized and
unrealized gain (loss)
on investments              1.35      1.73      2.72     (2.54)    (2.78)     1.35      1.72      2.71         (2.23)
                         -------   -------   -------   -------   -------   -------   -------   -------   -----------
Total from investment
 operations                 1.57      1.91      2.82     (2.46)    (2.66)     1.53      1.88      2.79         (2.18)
                         -------   -------   -------   -------   -------   -------   -------   -------   -----------
LESS DISTRIBUTIONS
From net investment
 income                    (0.19)    (0.23)    (0.10)    (0.15)    (0.40)    (0.17)    (0.22)    (0.11)        (0.15)
From net realized gain         -         -         -         -     (2.42)        -         -         -             -
                         -------   -------   -------   -------   -------   -------   -------   -------   -----------
                           (0.19)    (0.23)    (0.10)    (0.15)    (2.82)    (0.17)    (0.22)    (0.11)        (0.15)
                         -------   -------   -------   -------   -------   -------   -------   -------   -----------
NET ASSET VALUE, END
 OF PERIOD               $ 16.17   $ 14.79   $ 13.11   $ 10.39   $ 13.00   $ 16.09   $ 14.73   $ 13.07   $     10.39
                         =======   =======   =======   =======   =======   =======   =======   =======   ===========
       TOTAL RETURN
        (%)(K)           10.72(L)  14.75(L)    27.46    (19.11)   (16.09)  10.50(L)  14.53(L)    27.23        (17.33)(M)
RATIOS AND
 SUPPLEMENTAL DATA
Net assets, end of
 period (in millions)       $344      $358      $363      $348      $528       $36       $28       $20            $9
Ratio of net expenses
to average net assets
(%)                         1.00      1.00      1.05      1.04      1.01      1.19      1.20      1.25        1.24(R)
Ratio of gross
expenses to average
net assets (%)            1.05(P)   1.05(P)     1.05      1.04      1.01    1.25(P)   1.25(P)     1.25        1.24(R)
Ratio of net
investment income
(loss) to average net
assets (%)                  1.43      1.36      0.93      0.72      0.81      1.21      1.21      0.68        0.55(R)
Portfolio turnover (%)        24        39       149        92       156        24        39       149            92

                                          GLOBAL
                        ------------------------------------------
                                SERIES III             SERIES NAV
                        ---------------------------   ------------
                                                       YEAR ENDED
                         YEARS ENDED DECEMBER 31,     DECEMBER 31,
                        ---------------------------   ------------
                         2005      2004     2003(A)     2005(A)
                        -------   -------   -------   ------------
PER SHARE OPERATING
 PERFORMANCE
NET ASSET VALUE,
 BEGINNING OF PERIOD    $ 14.74   $ 13.11   $ 12.02   $      14.36
Net investment income
(loss)(H)                  0.15      0.21      0.06           0.11
Net realized and
unrealized gain (loss)
on investments             1.37      1.67      1.03           1.70
                        -------   -------   -------   ------------
Total from investment
 operations                1.52      1.88      1.09           1.81
                        -------   -------   -------   ------------
LESS DISTRIBUTIONS
From net investment
 income                   (0.18)    (0.25)        -              -
From net realized gain        -         -         -              -
                        -------   -------   -------   ------------
                          (0.18)    (0.25)        -              -
                        -------   -------   -------   ------------
NET ASSET VALUE, END
 OF PERIOD              $ 16.08   $ 14.74   $ 13.11   $      16.17
                        =======   =======   =======   ============
       TOTAL RETURN
       (%)(K)             10.42     14.53    9.07(M)       12.60(M)
RATIOS AND
 SUPPLEMENTAL DATA
Net assets, end of
 period (in millions)        -(O)      -(O)      -(O)           -(O)
Ratio of net expenses
to average net assets
(%)                        1.34      1.35    1.40(R)        0.91(R)
Ratio of gross
expenses to average
net assets (%)             2.66      5.53   345.59(R)       0.97(R)
Ratio of net
investment income
(loss) to average net
assets (%)                 1.00      1.58    1.38(R)        0.99(R)
Portfolio turnover (%)       24        39       149             24

(A) Series II, Series III and Series NAV shares began operations on 1-28-02, 9-5-03 and 4-29-05, respectively.
(H)  Based on the average of the shares outstanding.
(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(M)  Not annualized.
(O)  Less than $500,000.
(P) Does not take into consideration expense reductions during the periods shown.
(R)  Annualized.

JOHN HANCOCK TRUST

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                   GLOBAL ALLOCATION
                         ------------------------------------------------------------------------------------------------------
                                            SERIES I                                     SERIES II                  SERIES NAV
                         -----------------------------------------------   -------------------------------------   ------------
                                                                                                                       YEAR
                                                                                                                      ENDED
                                    YEARS ENDED DECEMBER 31,                     YEARS ENDED DECEMBER 31,          DECEMBER 31,
                         -----------------------------------------------   -------------------------------------   ------------
                          2005      2004      2003      2002      2001      2005      2004      2003      2002       2005(A)
                         -------   -------   -------   -------   -------   -------   -------   -------   -------   ------------
PER SHARE OPERATING
 PERFORMANCE
NET ASSET VALUE,
BEGINNING OF PERIOD      $ 10.82   $  9.70   $  7.71   $ 10.04   $ 11.67   $ 10.78   $  9.68   $  7.70   $  9.91      $ 10.87
Net investment income
(loss)(H)                   0.16      0.14      0.06      0.04      0.01      0.13      0.11      0.04      0.04         0.16
Net realized and
unrealized gain (loss)
on investments              0.50      1.08      1.97     (2.37)    (1.57)     0.50      1.09      1.99     (2.25)        0.46
                         -------   -------   -------   -------   -------   -------   -------   -------   -------      -------
Total from investment
operations                  0.66      1.22      2.03     (2.33)    (1.56)     0.63      1.20      2.03     (2.21)        0.62
                         -------   -------   -------   -------   -------   -------   -------   -------   -------      -------
LESS DISTRIBUTIONS
From net investment
income                     (0.10)    (0.10)    (0.04)      -(J)    (0.01)    (0.09)    (0.10)    (0.05)      -(J)       (0.12)
From net realized gain         -         -         -         -     (0.06)        -         -         -         -            -
                         -------   -------   -------   -------   -------   -------   -------   -------   -------      -------
                           (0.10)    (0.10)    (0.04)      -(J)    (0.07)    (0.09)    (0.10)    (0.05)      -(J)       (0.12)
                         -------   -------   -------   -------   -------   -------   -------   -------   -------      -------
NET ASSET VALUE, END
OF PERIOD                $ 11.38   $ 10.82   $  9.70   $  7.71   $ 10.04   $ 11.32   $ 10.78   $  9.68   $  7.70      $ 11.37
                         =======   =======   =======   =======   =======   =======   =======   =======   =======      =======
       TOTAL RETURN
(%)(K)                      6.20     12.73     26.43    (23.21)   (13.38)     5.93     12.52     26.47    (22.30)(M)     5.81(M)
RATIOS AND
SUPPLEMENTAL DATA
Net assets, end of
period (in millions)         $80      $110       $64       $57       $74      $113       $93       $19        $5          -(O)
Ratio of net expenses
to average net assets
(%)                         1.09      1.10      1.22      1.18      1.30      1.29      1.30      1.42    1.38(R)      0.94(R)
Ratio of net
investment income
(loss) to average net
assets (%)                  1.44      1.38      0.74      0.44      0.11      1.21      1.12      0.49    0.51(R)      1.92(R)
Portfolio turnover (%)       129        76       147        18        25       129        76       147        18          129

(A) Series II and Series NAV shares began operations on 1-28-02 and 2-28-05, respectively.
(H)  Based on the average of the shares outstanding.
(J)  Less than $0.01 per share.
(K)  Assumes dividend reinvestment.
(M)  Not annualized.
(O)  Less than $500,000.
(R)  Annualized.

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FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                GLOBAL BOND
                         ------------------------------------------------------------------------------------------
                                            SERIES I                                      SERIES II
                         -----------------------------------------------   ----------------------------------------
                                    YEARS ENDED DECEMBER 31,                       YEARS ENDED DECEMBER 31,
                         -----------------------------------------------   ----------------------------------------
                          2005     2004(D)   2003(D)   2002(D)   2001(D)    2005     2004(D)   2003(D)   2002(A)(D)
                         -------   -------   -------   -------   -------   -------   -------   -------   ----------
PER SHARE OPERATING
 PERFORMANCE
NET ASSET VALUE,
 BEGINNING OF PERIOD     $ 16.28   $ 15.34   $ 13.79   $ 11.48   $ 11.42   $ 16.20   $ 15.29   $ 13.77    $ 11.36
Net investment income
 (loss)(H)                  0.44      0.32      0.44      0.40      0.41      0.41      0.29      0.39       0.40
Net realized and
unrealized gain (loss)
on investments             (1.49)     1.21      1.62      1.91     (0.35)    (1.47)     1.21      1.64       2.01
                         -------   -------   -------   -------   -------   -------   -------   -------    -------
Total from investment
 operations                (1.05)     1.53      2.06      2.31      0.06     (1.06)     1.50      2.03       2.41
                         -------   -------   -------   -------   -------   -------   -------   -------    -------
LESS DISTRIBUTIONS
From net investment
 income                    (0.73)    (0.59)    (0.51)        -         -     (0.67)    (0.59)    (0.51)         -
From net realized gain     (0.13)        -         -         -         -     (0.13)        -         -          -
                         -------   -------   -------   -------   -------   -------   -------   -------    -------
                           (0.86)    (0.59)    (0.51)        -         -     (0.80)    (0.59)    (0.51)         -
                         -------   -------   -------   -------   -------   -------   -------   -------    -------
NET ASSET VALUE, END
 OF PERIOD               $ 14.37   $ 16.28   $ 15.34   $ 13.79   $ 11.48   $ 14.34   $ 16.20   $ 15.29    $ 13.77
                         =======   =======   =======   =======   =======   =======   =======   =======    =======
       TOTAL RETURN
        (%)(K)             (6.66)    10.38     15.40     20.12      0.53     (6.77)    10.21     15.25    21.21(M)
RATIOS AND
 SUPPLEMENTAL DATA
Net assets, end of
 period (in millions)       $132      $438      $195      $182       $97      $143      $368       $64        $22
Ratio of net expenses
to average net assets
(%)                         0.86      0.85      0.91      0.92      1.02      1.06      1.05      1.11     1.12(R)
Ratio of gross
expenses to average
net assets (%)                 -         -         -         -                   -         -         -          -
Ratio of net
investment income
(loss) to average net
assets (%)                  2.89      2.13      3.10      3.23      3.56      2.67      1.93      2.74       3.30
Portfolio turnover (%)     327(X)      174       338       439       527     327(X)      174       338        439

                                            GLOBAL BOND
                        ---------------------------------------------------
                                    SERIES III                  SERIES NAV
                        ----------------------------------     ------------
                                                                   YEAR
                                                                  ENDED
                             YEARS ENDED DECEMBER 31,          DECEMBER 31,
                        ----------------------------------     ------------
                         2005       2004(D)     2003(A)(D)       2005(A)
                        -------     -------     ----------     ------------
PER SHARE OPERATING
 PERFORMANCE
NET ASSET VALUE,
 BEGINNING OF PERIOD    $ 16.22     $ 15.34      $ 13.72          $ 16.11
Net investment income
 (loss)(H)                 0.39        0.23         0.05             0.40
Net realized and
unrealized gain (loss)
on investments            (1.48)       1.25         1.57            (1.26)
                        -------     -------      -------          -------
Total from investment
 operations               (1.09)       1.48         1.62            (0.86)
                        -------     -------      -------          -------
LESS DISTRIBUTIONS
From net investment
 income                   (0.74)      (0.60)           -            (0.78)
From net realized gain    (0.13)          -            -            (0.13)
                        -------     -------      -------          -------
                          (0.87)      (0.60)           -            (0.91)
                        -------     -------      -------          -------
NET ASSET VALUE, END
 OF PERIOD              $ 14.26     $ 16.22      $ 15.34          $ 14.34
                        =======     =======      =======          =======
       TOTAL RETURN
       (%)(K)             (6.93)(L) 10.05(L)     11.81(L)(M)        (5.58)(M)
RATIOS AND
 SUPPLEMENTAL DATA
Net assets, end of
 period (in millions)       -(O)         $1          -(O)            $520
Ratio of net expenses
to average net assets
(%)                        1.21        1.20       1.26(R)          0.80(R)
Ratio of gross
expenses to average
net assets (%)           2.06(P)     2.56(P)     18.10(P)(R)       0.80(R)
Ratio of net
investment income
(loss) to average net
assets (%)                 2.57        1.54       1.28(R)          3.16(R)
Portfolio turnover (%)    327(X)        174          338            327(X)

(A) Series II, Series III and Series NAV shares began operations on 1-28-02, 9-05-03 and 2-28-05, respectively.
(D) As a result of changes in generally accepted accounting principles, periodic payments made under interest rate swap agreements, previously included within interest income,have been included to realized gain (loss) in the Statements of Operations. The effect of this reclassification was to increase the net investment income per share by $0.04 for Series I, $0.05 for Series II, and $0.14 for Series III, and the net investment income ratio by 0.51% for Series I, 0.68% for Series II, and 1.89% for Series III, for the year ended 12-31-04. For consistency, similar reclassifications have been made to prior year amounts,resulting in increases to the net investment income per share of $0.05 for Series I, $0.06 for Series II, and $0.03 for Series III, and to the net investment income ratio of 0.35% for Series I, 0.41% for Series II, and 0.75% for Series III for the year/period ended 12-31-03; increases to the net investment income per share of less than $0.01 for Series I and $0.03 for Series II, and to the net investment income ratio of 0.03% for Series I and 0.23% for Series II for the year/period ended 12-31-02; increases to the net investment income per share of $0.03 for Series I, and to the net investment income ratio of 0.27% for Series I for the year ended 12-31-01.
(H)  Based on the average of the shares outstanding.
(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(M)  Not annualized.
(O)  Less than $500,000.
(P) Does not take into consideration expense reductions during the periods shown.
(R)  Annualized.
(X)  Excludes merger activity.

JOHN HANCOCK TRUST

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                                  SERIES NAV
                                                              --------------------------------------------------
                                                                           YEAGROWTHE& INCOMEEII31,
                                                              --------------------------------------------------
                                                              --------------------------------------------------
                                                              2005(F)   2004(G)   2003(E)(G)   2002(G)   2001(G)
                                                              -------   -------   ----------   -------   -------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                          $12.39    $11.29      $ 9.22     $11.93    $14.18
Net investment income (loss)                                   0.11(H)    0.13        0.10       0.08      0.06
Net realized and unrealized gain (loss) on investments          0.98      1.10        2.12      (2.71)    (2.25)
                                                              ------    ------      ------     ------    ------
Total from investment operations                                1.09      1.23        2.22      (2.63)    (2.19)
                                                              ------    ------      ------     ------    ------
LESS DISTRIBUTIONS
From net investment income                                     (0.02)    (0.13)      (0.09)     (0.08)    (0.06)
From net realized gain                                         (0.56)       --          --         --        --
From capital paid-in                                              --        --       (0.06)        --        --
                                                              ------    ------      ------     ------    ------
                                                               (0.58)    (0.13)      (0.15)     (0.08)    (0.06)
                                                              ------    ------      ------     ------    ------
NET ASSET VALUE, END OF PERIOD                                $12.90    $12.39      $11.29     $ 9.22    $11.93
                                                              ======    ======      ======     ======    ======
       TOTAL RETURN (%)(K)                                      8.98     10.96       24.35     (22.18)   (15.44)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                       $2,180    $2,196      $2,128     $1,762    $2,476
Ratio of net expenses to average net assets (%)                 0.78      0.76        0.73       0.75      0.72
Ratio of net investment income (loss) to average net assets
(%)                                                             0.72      1.10        1.00       0.73      0.49
Portfolio turnover (%)                                           101        71         92(X)       74      104(X)

(E)  Certain amounts have been reclassified to permit comparison.
(F) Effective 4-29-05, shareholders of the former John Hancock Variable Series Trust I ("VST") Growth & Income Fund Series NAV became owners of an equal number of full and fractional Series NAV shares of Growth & Income II. Additionally, the accounting and performance history of the former VST Growth & Income Fund Series NAV was redesignated as that of Series NAV shares of Growth & Income II.
(G)  Audited by previous auditor.
(H)  Based on the average of the shares outstanding.
(K)  Assumes dividend reinvestment.
(X)  Excludes merger activity.

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FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                       HEALTH SCIENCES
                                       -----------------------------------------------
                                                          SERIES I
                                       -----------------------------------------------
                                                  YEARS ENDED DECEMBER 31,
                                       -----------------------------------------------
                                        2005      2004      2003      2002     2001(A)
                                       -------   -------   -------   -------   -------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD    $15.44    $13.39     $9.83    $13.54    $12.50
Net investment income (loss)(H)          (0.13)    (0.12)    (0.10)    (0.08)    (0.07)
Net realized and unrealized gain
(loss) on investments                     1.81      2.17      3.66     (3.60)     1.11
                                       -------   -------   -------   -------   -------
Total from investment operations          1.68      2.05      3.56     (3.68)     1.04
                                       -------   -------   -------   -------   -------
LESS DISTRIBUTIONS
From net realized gain                   (1.15)        -         -     (0.03)        -
                                       -------   -------   -------   -------   -------
NET ASSET VALUE, END OF PERIOD          $15.97    $15.44    $13.39     $9.83    $13.54
                                       =======   =======   =======   =======   =======
       TOTAL RETURN (%)(K)(L)            12.50     15.31     36.22    (27.24)     8.32(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                                 $132      $121      $101       $62       $52
Ratio of net expenses to average net
assets (%)                                1.19      1.18      1.21      1.23      1.44(R)
Ratio of gross expenses to average
net assets (%)(P)                         1.22      1.21      1.23      1.25      1.45(R)
Ratio of net investment income (loss)
to average net assets (%)                (0.89)    (0.84)    (0.82)    (0.74)    (0.76)(R)
Portfolio turnover (%)                   67(X)        48        44        55     81(M)

                                                  HEALTH SCIENCES
                                       -------------------------------------
                                                     SERIES II
                                       -------------------------------------
                                             YEARS ENDED DECEMBER 31,
                                       -------------------------------------
                                        2005      2004      2003     2002(A)
                                       -------   -------   -------   -------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD    $15.37    $13.36     $9.83       $12.90
Net investment income (loss)(H)          (0.16)    (0.15)    (0.12)       (0.09)
Net realized and unrealized gain
(loss) on investments                     1.80      2.16      3.65        (2.95)
                                       -------   -------   -------   -------
Total from investment operations          1.64      2.01      3.53        (3.04)
                                       -------   -------   -------   -------
LESS DISTRIBUTIONS
From net realized gain                   (1.15)        -         -        (0.03)
                                       -------   -------   -------   -------
NET ASSET VALUE, END OF PERIOD          $15.86    $15.37    $13.36        $9.83
                                       =======   =======   =======   =======
       TOTAL RETURN (%)(K)(L)            12.28     15.04     35.91       (23.63)(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                                  $85       $78       $54       $16
Ratio of net expenses to average net
assets (%)                                1.39      1.38      1.41         1.43(R)
Ratio of gross expenses to average
net assets (%)(P)                         1.42      1.41      1.43         1.45(R)
Ratio of net investment income (loss)
to average net assets (%)                (1.09)    (1.04)    (1.04)       (1.02)(R)
Portfolio turnover (%)                   67(X)        48        44        55

                                              HEALTH SCIENCES
                               ---------------------------------------------
                                       SERIES III                SERIES NAV
                               ---------------------------      ------------
                                                                 YEAR ENDED
                                YEARS ENDED DECEMBER 31,        DECEMBER 31,
                               ---------------------------      ------------
                                2005      2004     2003(A)        2005(A)
                               -------   -------   -------      ------------
PER SHARE OPERATING
 PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                          $15.44    $13.39    $12.64            $12.99
Net investment income
(loss)(H)                        (0.18)    (0.17)    (0.05)            (0.08)
Net realized and unrealized
gain (loss) on investments        1.83      2.22      0.80              3.07
                               -------   -------   -------      ------------
Total from investment
operations                        1.65      2.05      0.75              2.99
                               -------   -------   -------      ------------
LESS DISTRIBUTIONS
From net realized gain           (1.15)        -         -                 -
                               -------   -------   -------      ------------
NET ASSET VALUE, END OF
PERIOD                          $15.94    $15.44    $13.39            $15.98
                               =======   =======   =======      ============
       TOTAL RETURN (%)(K)(L)    12.29     15.31      5.93(M)          23.02(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                         -(O)      -(O)      -(O)               $29
Ratio of net expenses to
average net assets (%)            1.55      1.53      1.56(R)          1.12(R)
Ratio of gross expenses to
average net assets (%)(P)         2.48      5.38    10.76(R)           1.15(R)
Ratio of net investment
income (loss) to average net
assets (%)                       (1.25)    (1.19)    (1.31)(R)         (0.81)(R)
Portfolio turnover (%)           67(X)        48        44               67(X)

(A) Series I, Series II, Series III and Series NAV shares began operations on 4-30-01, 1-28-02, 9-5-03 and 4-29-05, respectively.
(H) Based on the average of the shares outstanding.
(K) Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(M) Not annualized.
(O) Less than $500.000.
(P) Does not take into consideration expense reductions during the periods shown.
(R) Annualized.
(X) Excludes merger activity.

JOHN HANCOCK TRUST

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                               HIGH YIELD
                         ---------------------------------------------------------------------------------------
                                            SERIES I                                     SERIES II
                         -----------------------------------------------   -------------------------------------
                                    YEARS ENDED DECEMBER 31,                     YEARS ENDED DECEMBER 31,
                         -----------------------------------------------   -------------------------------------
                          2005      2004      2003      2002      2001      2005      2004      2003     2002(A)
                         -------   -------   -------   -------   -------   -------   -------   -------   -------
PER SHARE OPERATING
 PERFORMANCE
NET ASSET VALUE,
BEGINNING OF PERIOD      $ 10.51   $  9.95   $  8.50   $  9.88   $ 11.65   $ 10.45   $  9.91   $  8.49   $  9.95
Net investment income
(loss)(H)                   0.76      0.72      0.69      0.75      1.06      0.74      0.69      0.68      0.47
Net realized and
unrealized gain (loss)
on investments             (0.40)     0.33      1.28     (1.37)    (1.64)    (0.39)     0.34      1.27     (1.17)
                         -------   -------   -------   -------   -------   -------   -------   -------   -------
Total from investment
operations                  0.36      1.05      1.97     (0.62)    (0.58)     0.35      1.03      1.95     (0.70)
                         -------   -------   -------   -------   -------   -------   -------   -------   -------
LESS DISTRIBUTIONS
From net investment
income                     (0.55)    (0.49)    (0.52)    (0.76)    (1.19)    (0.45)    (0.49)    (0.53)    (0.76)
                         -------   -------   -------   -------   -------   -------   -------   -------   -------
                           (0.55)    (0.49)    (0.52)    (0.76)    (1.19)    (0.45)    (0.49)    (0.53)    (0.76)
                         -------   -------   -------   -------   -------   -------   -------   -------   -------
NET ASSET VALUE, END
OF PERIOD                $ 10.32   $ 10.51   $  9.95   $  8.50   $  9.88   $ 10.35   $ 10.45   $  9.91   $  8.49
                         =======   =======   =======   =======   =======   =======   =======   =======   =======
       TOTAL RETURN
        (%)(K)              3.70     11.06     24.15     (6.65)    (5.48)     3.56     10.85     23.91     (7.42)(M)
RATIOS AND
SUPPLEMENTAL DATA
Net assets,end of
period (in millions)        $179      $755      $621      $337      $323      $109      $691      $296       $50
Ratio of net expenses
to average net assets
(%)                         0.78      0.80      0.82      0.84      0.84      0.98      1.00      1.02    1.04(R)
Ratio of gross
expenses to average
net assets (%)                 -         -         -         -         -         -         -         -         -
Ratio of net
investment income
(loss) to average net
assets (%)                  7.41      7.28      7.56      8.55     10.10      7.13      6.99      7.38    6.18(R)
Portfolio turnover (%)      92(X)       69        75        53        64      92(X)       69        75        53

                                                HIGH YIELD
                              ----------------------------------------------
                                       SERIES III                SERIES NAV
                              -----------------------------     ------------
                                                                    YEAR
                                                                   ENDED
                                YEARS ENDED DECEMBER 31,        DECEMBER 31,
                              -----------------------------     ------------
                               2005       2004      2003(A)       2005(A)
                              ------     ------     -------     ------------
PER SHARE OPERATING
 PERFORMANCE
NET ASSET VALUE,
BEGINNING OF PERIOD           $10.48     $ 9.95     $ 9.21         $10.63
Net investment income
(loss)(H)                       0.71       0.62       0.22           0.64
Net realized and
unrealized gain (loss)
on investments                 (0.38)      0.41       0.52          (0.38)
                              ------     ------     ------         ------
Total from investment
operations                      0.33       1.03       0.74           0.26
                              ------     ------     ------         ------
LESS DISTRIBUTIONS
From net investment
income                         (0.54)     (0.50)         -          (0.60)
                              ------     ------     ------         ------
                               (0.54)     (0.50)         -          (0.60
                              ------     ------     ------         ------
NET ASSET VALUE, END
OF PERIOD                     $10.27     $10.48     $ 9.95         $10.29
                              ======     ======     ======         ======
       TOTAL RETURN
        (%)(K)                3.36(L)    10.84(L)   8.03(L)(M)     2.70(M)
RATIOS AND
SUPPLEMENTAL DATA
Net assets, end of
period (in millions)              $1         $2         - O        $1,349
Ratio of net expenses
to average net assets
(%)                             1.13       1.15     1.17(R)        0.72(R)
Ratio of gross
expenses to average
net assets (%)                1.94(P)    2.36(P)    11.65(P)(R)    0.72(R)
Ratio of net
investment income
(loss) to average net
assets (%)                      6.88       6.30     7.15(R)        7.58(R)
Portfolio turnover (%)          92(X)        69         75           92(X)

(A) Series II, Series III and Series NAV shares began operations on 1-28-02, 9-05-03 and 2-28-05, respectively.
(H)  Based on the average of the shares outstanding.
(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(M)  Not annualized.
(O)  Less than $500,000.
(P) Does not take into consideration expense reductions during the periods shown.
(R)  Annualized.
(X)  Excludes merger activity.

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FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                    INCOME & VALUE
                                                   -------------------------------------------------
                                                                       SERIES I
                                                   -------------------------------------------------

                                                               YEARS ENDED DECEMBER 31,
                                                   -------------------------------------------------
                                                    2005      2004        2003      2002      2001
                                                   -------   -------     -------   -------   -------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD               $ 10.99   $ 10.35     $  8.36   $ 10.13   $ 10.56
Net investment income (loss)(H)                       0.18      0.16        0.13      0.17      0.19
Net realized and unrealized gain (loss) on
investments                                           0.38      0.62        2.04     (1.76)    (0.11)
                                                   -------   -------     -------   -------   -------
Total from investment operations                      0.56      0.78        2.17     (1.59)     0.08
                                                   -------   -------     -------   -------   -------
LESS DISTRIBUTIONS
From net investment income                           (0.18)    (0.14)      (0.18)    (0.18)    (0.28)
From net realized gain                                   -         -           -         -     (0.23)
                                                   -------   -------     -------   -------   -------
                                                     (0.18)    (0.14)      (0.18)    (0.18)    (0.51)
                                                   -------   -------     -------   -------   -------
NET ASSET VALUE, END OF PERIOD                     $ 11.37   $ 10.99     $ 10.35   $  8.36   $ 10.13
                                                   =======   =======     =======   =======   =======
       TOTAL RETURN (%)(K)                            5.22      7.64       26.48    (15.93)     0.98
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $525      $629        $522      $449      $562
Ratio of net expenses to average net assets (%)       0.90      0.88(T)     0.87      0.88      0.87
Ratio of net investment income (loss) to average
net assets (%)                                        1.70      1.53        1.45      1.90      1.90
Portfolio turnover (%)                                  54        83(X)       91        61        70

                                                                       INCOME & VALUE
                                                  --------------------------------------------------------
                                                                 SERIES II                     SERIES NAV
                                                  ---------------------------------------     ------------
                                                                                               YEAR ENDED
                                                         YEARS ENDED DECEMBER 31,             DECEMBER 31,
                                                  ---------------------------------------     ------------
                                                   2005      2004        2003     2002(A)       2005(A)
                                                  -------   -------     -------   -------     ------------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD              $ 10.93   $ 10.31     $  8.35   $ 10.01     $      10.44
Net investment income (loss)(H)                      0.16      0.14        0.11      0.12             0.13
Net realized and unrealized gain (loss) on
investments                                          0.37      0.62        2.04     (1.60)            0.80
                                                  -------   -------     -------   -------     ------------
Total from investment operations                     0.53      0.76        2.15     (1.48)            0.93
                                                  -------   -------     -------   -------     ------------
LESS DISTRIBUTIONS
From net investment income                          (0.16)    (0.14)      (0.19)    (0.18)               -
From net realized gain                                  -         -           -         -                -
                                                  -------   -------     -------   -------     ------------
                                                    (0.16)    (0.14)      (0.19)    (0.18)               -
                                                  -------   -------     -------   -------     ------------
NET ASSET VALUE, END OF PERIOD                    $ 11.30   $ 10.93     $ 10.31   $  8.35     $      11.37
                                                  =======   =======     =======   =======     ============
       TOTAL RETURN (%)(K)                           4.98      7.42       26.29    (15.02)(M)         8.91(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $110      $126         $81       $23               $1
Ratio of net expenses to average net assets (%)      1.10      1.08(T)     1.07      1.08(R)          0.87(R)
Ratio of net investment income (loss) to average
net assets (%)                                       1.50      1.32        1.19      1.55(R)          1.70(R)
Portfolio turnover (%)                                 54        83(X)       91        61               54

(A) Series II and Series NAV shares began operations on 1-28-02 and 4-29-05, respectively.
(H) Based on the average of the shares outstanding.
(K) Assumes dividend reinvestment.
(M) Not annualized.
(R) Annualized.
(T) The ratios of operating expenses excluding costs incurred in connection with the reorganization were 0.87% and 1.07% for Series I and Series II, respectively.
(X) Excludes merger activity.

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FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                 INTERNATIONAL CORE TRUST (FORMERLY INTERNATIONAL STOCK)
                                                ---------------------------------------------------------

                                                                        SERIES I
                                                ---------------------------------------------------------

                                                                YEARS ENDED DECEMBER 31,
                                                ---------------------------------------------------------
                                                 2005        2004        2003         2002         2001
                                                -------     -------     ------       ------       -------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD            $ 11.11     $  9.69     $ 7.48       $ 9.59       $ 12.81
Net investment income (loss)(H)                    0.12        0.12       0.08         0.07          0.04
Net realized and unrealized gain (loss) on
investments                                        1.64        1.38       2.17        (2.14)        (2.75)
                                                -------     -------     ------       ------       -------

Total from investment operations                   1.76        1.50       2.25        (2.07)        (2.71)
                                                -------     -------     ------       ------       -------

LESS DISTRIBUTIONS
From net investment income                        (0.09)      (0.08)     (0.04)       (0.04)        (0.02)
From net realized gain                                -           -          -            -         (0.49)
                                                -------     -------     ------       ------       -------

                                                  (0.09)      (0.08)     (0.04)       (0.04)        (0.51)
                                                -------     -------     ------       ------       -------

NET ASSET VALUE, END OF PERIOD                  $ 12.78     $ 11.11     $ 9.69       $ 7.48       $  9.59
                                                =======     =======     ======       ======       =======

       TOTAL RETURN (%)(K)                        15.94       15.59      30.27       (21.69)(L)    (21.54)(L)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)            $134        $366       $289         $247          $265
Ratio of net expenses to average net assets
(%)                                                1.19        1.16       1.17         1.17          1.21
Ratio of gross expenses to average net assets
(%)                                                1.19        1.16       1.17       1.18(P)       1.22(P)
Ratio of net investment income (loss) to
average net assets (%)                             1.03        1.18       1.07         0.77          0.42
Portfolio turnover (%)                              147          76        159           78            31

                                                INTERNATIONAL CORE TRUST (FORMERLY INTERNATIONAL STOCK)
                                                --------------------------------------------------------
                                                                                                 SERIES
                                                                SERIES II                         NAV
                                                -----------------------------------------       --------
                                                                                                  YEAR
                                                                                                 ENDED
                                                                                                DECEMBER
                                                        YEARS ENDED DECEMBER 31,                  31,
                                                -----------------------------------------       --------
                                                 2005        2004       2003      2002(A)       2005(A)
                                                -------     ------     ------     -------       --------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD            $ 11.08     $ 9.68     $ 7.48     $  9.92       $ 11.44
Net investment income (loss)(H)                    0.01       0.10       0.05       (0.01)         0.17
Net realized and unrealized gain (loss) on
investments                                        1.73       1.38       2.20       (2.39)         1.27
                                                -------     ------     ------     -------       -------
Total from investment operations                   1.74       1.48       2.25       (2.40)         1.44
                                                -------     ------     ------     -------       -------
LESS DISTRIBUTIONS
From net investment income                            -      (0.08)     (0.05)      (0.04)        (0.12)
From net realized gain                                -          -          -           -             -
                                                -------     ------     ------     -------       -------
                                                      -      (0.08)     (0.05)      (0.04)        (0.12)
                                                -------     ------     ------     -------       -------
NET ASSET VALUE, END OF PERIOD                  $ 12.82     $11.08     $ 9.68     $  7.48       $ 12.76
                                                =======     ======     ======     =======       =======
       TOTAL RETURN (%)(K)                        15.70      15.35      30.26      (24.29)(L)(M) 12.78(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)             $33       $253       $100         $33          $702
Ratio of net expenses to average net assets
(%)                                                1.36       1.36       1.37      1.37(R)       1.19(R)
Ratio of gross expenses to average net assets
(%)                                                1.36       1.36       1.37      1.38(P)(R)         -
Ratio of net investment income (loss) to
average net assets (%)                             0.05       0.99       0.65       (0.20)(R)    1.72(R)
Portfolio turnover (%)                              147         76        159          78           147

(A) Series II and Series NAV shares began operations on 1-28-02 and 2-28-05, respectively.
(H)  Based on the average of the shares outstanding.
(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(M)  Not annualized.
(P) Does not take into consideration expense reductions during the periods shown.
(R)  Annualized.

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FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                       INTERNATIONAL EQUITY INDEX A
                         ----------------------------------------------------------------------------------------
                                       SERIES I                              SERIES II                 SERIES III
                         ------------------------------------   ------------------------------------   ----------
                                                                                                          YEAR
                                     YEARS ENDED                            YEARS ENDED                  ENDED
                         ------------------------------------   ------------------------------------   ----------
                          DECEMBER      APRIL       DECEMBER     DECEMBER      APRIL       DECEMBER     DECEMBER
                            31,          29,          31,          31,          29,          31,          31,
                         2005(C)(F)   2005(B)(F)   2004(A)(G)   2005(C)(F)   2005(B)(F)   2004(A)(G)    2005(A)
                         ----------   ----------   ----------   ----------   ----------   ----------   ----------
PER SHARE OPERATING
 PERFORMANCE
NET ASSET VALUE,
BEGINNING OF PERIOD        $ 14.42     $ 16.33       $ 13.89      $ 14.41     $ 16.31       $ 13.89     $ 14.39
Net investment income
(loss)                      0.19(H)     0.14(H)         0.13       0.17(H)     0.13(H)         0.12        0.28
Net realized and
unrealized gain (loss)
on investments                2.48       (0.46)         2.41         2.48       (0.46)         2.40        2.41
                           -------     -------       -------      -------     -------       -------     -------
Total from investment
operations                    2.67       (0.32)         2.54         2.65       (0.33)         2.52        2.69
                           -------     -------       -------      -------     -------       -------     -------
LESS DISTRIBUTIONS
From net investment
income                           -       (0.15)        (0.10)           -       (0.13)        (0.10)          -
From net realized gain           -       (1.44)            -            -       (1.44)            -           -
                           -------     -------       -------      -------     -------       -------     -------
                                 -       (1.59)        (0.10)           -       (1.57)        (0.10)          -
                           -------     -------       -------      -------     -------       -------     -------
NET ASSET VALUE, END
OF PERIOD                  $ 17.09     $ 14.42       $ 16.33      $ 17.06     $ 14.41       $ 16.31     $ 17.08
                           =======     =======       =======      =======     =======       =======     =======
       TOTAL RETURN
(%)(K)                     18.52(L)(M)    (1.97)(M)   18.45(M)    18.39(L)(M)    (2.03)(M)   18.29(M)   18.69(L)(M)
RATIOS AND
SUPPLEMENTAL DATA
Net assets, end of
period (in millions)          $121         $90           $77          $34         $27           $26         -(O)
Ratio of net expenses
to average net assets
(%)                         0.64(R)     0.64(R)       0.72(R)      0.84(R)     0.84(R)       0.91(R)     1.02(R)
Ratio of gross
expenses to average
net assets (%)              0.79(R)     0.64(R)       0.72(R)      0.98(P)(R)   0.84(R)      0.91(R)     5.48(P)(R)
Ratio of net
investment income
(loss) to average net
assets (%)                  1.78(R)     2.71(R)       1.40(R)      1.59(R)     2.46(R)       1.04(R)     2.98(R)
Portfolio turnover (%)         7(M)        9(M)         20(M)(X)       7(M)       9(M)         20(M)(X)      7(M)

(A) Series I, Series II and Series III shares began operations on 5-3-04, 5-3-04 and 4-29-05, respectively.
(B) Period from 1-1-05 to 4-29-05.
(C) Period from 4-30-05 to 12-31-05.
(F) Effective after the close of business on 4-29-05, International Equity Index, formerly a series of the John Hancock Variable Series Trust reorganized into a separate portfolio of John Hancock Trust: International Equity Index A. See Note 1 to the financial statements.
(G) Audited by previous auditors.
(H) Based on the average of the shares outstanding.
(K) Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(M) Not annualized.
(O) Less than $500,000.
(P) Does not take into consideration expense reductions during the period shown.
(R) Annualized.
(X) Excludes merger activity.

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FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                               INTERNATIONAL EQUITY INDEX B
                         -----------------------------------------
                                        SERIES NAV
                         -----------------------------------------
                                 PERIOD ENDED DECEMBER 31,
                         -----------------------------------------
                         2005(F)   2004(G)   2003(E),(G)   2002(G)
                         -------   -------   -----------   -------
PER SHARE OPERATING
 PERFORMANCE
NET ASSET VALUE,
BEGINNING OF PERIOD      $ 16.25   $ 13.82     $ 10.05     $ 12.07
Net investment income
(loss)                    0.33(H)     0.31        0.24        0.21
Net realized and
unrealized gain (loss)
on
investments                 2.05      2.44        3.91       (2.02)
                         -------   -------     -------     -------
Total from investment
operations                  2.38      2.75        4.15       (1.81)
                         -------   -------     -------     -------
LESS DISTRIBUTIONS
From net investment
income                     (0.20)    (0.32)      (0.34)      (0.21)
From net realized gain     (1.44)        -           -           -
From capital paid-in           -         -       (0.04)          -
                         -------   -------     -------     -------
                           (1.64)    (0.32)      (0.38)      (0.21)
                         -------   -------     -------     -------
NET ASSET VALUE, END
OF PERIOD                $ 16.99   $ 16.25     $ 13.82     $ 10.05
                         =======   =======     =======     =======
       TOTAL RETURN
(%)(K),(L)                 16.56     20.24       41.99      (15.18)
RATIOS AND
SUPPLEMENTAL DATA
Net assets, end of
 period (in millions)       $418      $200        $159         $99
Ratio of net expenses
to average net assets
(%)                         0.34      0.30        0.27        0.28
Ratio of gross
expenses to average
net assets (%)(P)           0.61      0.38        0.42        0.46
Ratio of net
investment income
(loss) to average net
assets (%)                  2.56      2.13        2.13        1.85
Portfolio turnover (%)         9        20          38          18

(E)  Certain amounts have been reclassified to permit comparison.
(F) The financial highlights presented are for the year ended 12-31-05 after taking into consideration the effect of the merger of the former VST International Equity Index Series NAV on 4-29-05. See Note 1 of the financial statements.
(G)  Audited by previous auditor.
(H)  Based on the average of the shares outstanding.
(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the period shown.
(P) Does not take into consideration expense reductions during the periods shown.

--------------------------------------------------------------------------------

                                       INTERNATIONAL
                                       OPPORTUNITIES
                         ------------------------------------------
                                                          SERIES
                           SERIES I      SERIES II         NAV
                         ------------   ------------   ------------
                             YEAR           YEAR           YEAR
                            ENDED          ENDED          ENDED
                         DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                           2005(A)        2005(A)        2005(A)
                         ------------   ------------   ------------
PER SHARE OPERATING
 PERFORMANCE
NET ASSET VALUE,
 BEGINNING OF PERIOD       $  12.50       $  12.50       $  12.50
Net investment income
 (loss)(H)                     0.02           0.03           0.14
Net realized and
 unrealized gain
 (loss) on investments         3.01           2.98           2.90
                           --------       --------       --------
Total from investment
 operations                    3.03           3.01           3.04
                           --------       --------       --------
NET ASSET VALUE, END
 OF PERIOD                 $  15.53       $  15.51       $  15.54
                           ========       ========       ========
       TOTAL RETURN
       (%)                  24.24(M)       24.08(M)       24.32(M)
RATIOS AND
 SUPPLEMENTAL DATA
Net assets, end of
 period (in millions)           -(O)           $13           $332
Ratio of net expenses
 to average net assets
 (%)                         1.19(R)        1.42(R)        1.11(R)
Ratio of net
 investment income
 (loss) to average net
 assets (%)                  0.22(R)        0.25(R)        1.48(R)
Portfolio turnover (%)         101(M)         101(M)         101(M)

(A)  Series I, Series II and Series NAV shares began operations on 4-29-05.
(H)  Based on the average of the shares outstanding.
(M)  Not annualized.
(O)  Less than $500,000.
(R)  Annualized.

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FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                         INTERNATIONAL SMALL CAP
                         ---------------------------------------------------------------------------------------
                                            SERIES I                                     SERIES II
                         -----------------------------------------------   -------------------------------------
                                    YEARS ENDED DECEMBER 31,                     YEARS ENDED DECEMBER 31,
                         -----------------------------------------------   -------------------------------------
                          2005      2004      2003      2002      2001      2005      2004      2003     2002(A)
                         -------   -------   -------   -------   -------   -------   -------   -------   -------
PER SHARE OPERATING
 PERFORMANCE
NET ASSET VALUE,
 BEGINNING OF PERIOD     $ 17.63   $ 14.56   $  9.41   $ 11.30   $ 16.40   $ 17.58   $ 14.54   $  9.41   $ 11.35
Net investment income
 (loss)(H)                  0.23      0.22      0.08     (0.04)      -(J)     0.15      0.17      0.05     (0.07)
Net realized and
unrealized gain (loss)
on investments              1.59      2.87      5.07     (1.85)    (5.10)     1.62      2.89      5.08     (1.87)
                         -------   -------   -------   -------   -------   -------   -------   -------   -------
Total from investment
 operations                 1.82      3.09      5.15     (1.89)    (5.10)     1.77      3.06      5.13     (1.94)
                         -------   -------   -------   -------   -------   -------   -------   -------   -------
LESS DISTRIBUTIONS
From net investment
 income                    (0.16)    (0.02)        -         -         -     (0.04)    (0.02)        -         -
                         -------   -------   -------   -------   -------   -------   -------   -------   -------
                           (0.16)    (0.02)        -         -         -     (0.04)    (0.02)        -         -
                         -------   -------   -------   -------   -------   -------   -------   -------   -------
NET ASSET VALUE, END
 OF PERIOD               $ 19.29   $ 17.63   $ 14.56   $  9.41   $ 11.30   $ 19.31   $ 17.58   $ 14.54   $  9.41
                         =======   =======   =======   =======   =======   =======   =======   =======   =======
       TOTAL RETURN
        (%)(K)             10.39     21.23     54.73    (16.73)   (31.10)    10.10     21.03     54.52    (17.09)(M)
RATIOS AND
 SUPPLEMENTAL DATA
Net assets, end of
 period (in millions)       $139      $309      $246      $100      $146       $47      $187       $74        $5
Ratio of net expenses
to average net assets
(%)                         1.22      1.24      1.32      1.57      1.60      1.41      1.44      1.52    1.77(R)
Ratio of gross
expenses to average
net assets (%)
Ratio of net
investment income
(loss) to average net
assets (%)                  1.31      1.44      0.66     (0.40)    (0.01)     0.83      1.10      0.41     (0.73)(R)
Portfolio turnover (%)        47        32       140       501       721        47        32       140       501

                                         INTERNATIONAL SMALL CAP
                              ----------------------------------------------
                                                                   SERIES
                                       SERIES III                   NAV
                              -----------------------------     ------------
                                                                    YEAR
                                                                   ENDED
                                YEARS ENDED DECEMBER 31,        DECEMBER 31,
                              -----------------------------     ------------
                               2005       2004      2003(A)       2005(A)
                              ------     ------     -------     ------------
PER SHARE OPERATING
 PERFORMANCE
NET ASSET VALUE,
 BEGINNING OF PERIOD          $17.58     $14.56     $12.69         $18.52
Net investment income
 (loss)(H)                      0.10       0.10      (0.01)          0.23
Net realized and
unrealized gain (loss)
on investments                  1.68       2.95       1.88           0.70
                              ------     ------     ------         ------
Total from investment
 operations                     1.78       3.05       1.87           0.93
                              ------     ------     ------         ------
LESS DISTRIBUTIONS
From net investment
 income                        (0.07)     (0.03)         -          (0.20)
                              ------     ------     ------         ------
                               (0.07)     (0.03)         -          (0.20)
                              ------     ------     ------         ------
NET ASSET VALUE, END
 OF PERIOD                    $19.29     $17.58     $14.56         $19.25
                              ======     ======     ======         ======
       TOTAL RETURN
        (%)(K)                10.19(L)   20.98(L)   14.74(L)(M)    5.11(M)
RATIOS AND
 SUPPLEMENTAL DATA
Net assets, end of
 period (in millions)            -(O)       -(O)       -(O)          $381
Ratio of net expenses
to average net assets
(%)                             1.56       1.63     1.59(R)        1.16(R)
Ratio of gross
expenses to average
net assets (%)                3.17(P)    3.57(P)    15.64(P)(R)    1.16(R)
Ratio of net
investment income
(loss) to average net
assets (%)                      0.54       0.61      (0.19)(R)     1.52(R)
Portfolio turnover (%)            47         32        140             47

(A) Series II, Series III and Series NAV shares began operations on 1-28-02, 9-5-03 and 2-28-05, respectively.
(H)  Based on the average of the shares outstanding.
(J)  Less than $0.01 per share.
(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(M)  Not annualized.
(O)  Less than $500,000.
(P) Does not take into consideration expense reductions during the periods shown.
(R)  Annualized.

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FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                           INTERNATIONAL VALUE
                         ---------------------------------------------------------------------------------------

                                            SERIES I                                     SERIES II
                         -----------------------------------------------   -------------------------------------

                                    YEARS ENDED DECEMBER 31,                     YEARS ENDED DECEMBER 31,
                         -----------------------------------------------   -------------------------------------
                          2005      2004      2003      2002      2001      2005      2004      2003     2002(A)
                         -------   -------   -------   -------   -------   -------   -------   -------   -------
PER SHARE OPERATING
 PERFORMANCE
NET ASSET VALUE,
 BEGINNING OF PERIOD     $ 14.80   $ 12.33   $  8.60   $ 10.54   $ 12.06   $ 14.74   $ 12.29   $  8.60   $ 10.31
Net investment income
 (loss)(H)                  0.33      0.21      0.21      0.14      0.14      0.27      0.19      0.18      0.01
Net realized and
unrealized gain (loss)
on investments              1.20      2.42      3.60     (2.01)    (1.34)     1.22      2.41      3.60     (1.65)
                         -------   -------   -------   -------   -------   -------   -------   -------   -------
Total from investment
 operations                 1.53      2.63      3.81     (1.87)    (1.20)     1.49      2.60      3.78     (1.64)
                         -------   -------   -------   -------   -------   -------   -------   -------   -------
LESS DISTRIBUTIONS
From net investment
 income                    (0.15)    (0.16)    (0.08)    (0.07)    (0.12)    (0.10)    (0.15)    (0.09)    (0.07)
From net realized gain     (0.19)        -         -         -     (0.20)    (0.19)        -         -         -
                         -------   -------   -------   -------   -------   -------   -------   -------   -------
                           (0.34)    (0.16)    (0.08)    (0.07)    (0.32)    (0.29)    (0.15)    (0.09)    (0.07)
                         -------   -------   -------   -------   -------   -------   -------   -------   -------
NET ASSET VALUE, END
 OF PERIOD               $ 15.99   $ 14.80   $ 12.33   $  8.60   $ 10.54   $ 15.94   $ 14.74   $ 12.29   $  8.60
                         =======   =======   =======   -------   =======   =======   =======   =======   =======
       TOTAL RETURN
        (%)(K)           10.54(L)  21.54(L)  44.86(L)   (17.84)    (9.97)  10.31(L)  21.37(L)  44.52(L)   (16.00)(M)
RATIOS AND
 SUPPLEMENTAL DATA
Net assets, end of
 period (in millions)       $404      $462      $267      $229      $208      $213      $371      $138       $50
Ratio of net expenses
to average net assets
(%)                         1.02      1.00      1.12      1.12      1.15      1.22      1.20      1.32    1.32(R)
Ratio of gross
expenses to average
net assets (%)            1.06(P)   1.07(P)   1.13(P)     1.12      1.15    1.26(P)   1.27(P)   1.33(P)   1.32(R)
Ratio of net
investment income
(loss) to average net
assets (%)                  2.23      1.64      2.18      1.45      1.32      1.80      1.50      1.78    0.09(R)
Portfolio turnover (%)      76(X)       29        51        26        33      76(X)       29        51        26

                        INTERNATIONAL VALUE
                        --------
                         SERIES
                          NAV
                        --------
                          YEAR
                         ENDED
                        DECEMBER
                          31,
                        --------
                        2005(A)
                        --------
PER SHARE OPERATING
 PERFORMANCE
NET ASSET VALUE,
 BEGINNING OF PERIOD    $ 15.29
Net investment income
 (loss)(H)                 0.34
Net realized and
unrealized gain (loss)
on investments             0.68
                        -------
Total from investment
 operations                1.02
                        -------
LESS DISTRIBUTIONS
From net investment
 income                   (0.18)
From net realized gain    (0.19)
                        -------
                          (0.37)
                        -------
NET ASSET VALUE, END
 OF PERIOD              $ 15.94
                        =======
       TOTAL RETURN
        (%)(K)           6.87(L)(M)
RATIOS AND
 SUPPLEMENTAL DATA
Net assets, end of
 period (in millions)      $682
Ratio of net expenses
to average net assets
(%)                      0.97(R)
Ratio of gross
expenses to average
net assets (%)           1.01(R)
Ratio of net
investment income
(loss) to average net
assets (%)               2.65(R)
Portfolio turnover (%)      76(X)

(A) Series II and Series NAV shares began operations on 1-28-02 and 2-28-05, respectively.
(H)  Based on the average of the shares outstanding.
(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(M)  Not annualized.
(P) Does not take into consideration expense reductions during the periods shown.
(R)  Annualized.
(X)  Excludes merger activity.

JOHN HANCOCK TRUST

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                  INVESTMENT QUALITY BOND
                              ------------------------------------------------------------------------------------------------
                                                   SERIES I                                         SERIES II(A)
                              ---------------------------------------------------     ----------------------------------------
                                           YEARS ENDED DECEMBER 31,                           YEARS ENDED DECEMBER 31,
                              ---------------------------------------------------     ----------------------------------------
                               2005       2004       2003       2002        2001       2005       2004        2003       2002
                              ------     ------     ------     -------     ------     ------     -------     ------     ------
PER SHARE OPERATING
 PERFORMANCE
NET ASSET VALUE,
BEGINNING OF PERIOD           $12.41     $12.58     $12.33     $ 11.85     $11.74     $12.37     $ 12.55     $12.32     $11.94
Net investment income
(loss)(H)                       0.61       0.61       0.61        0.67       0.74       0.59        0.57       0.57       0.56
Net realized and
unrealized gain (loss)
on investments                 (0.34)     (0.03)      0.26        0.45       0.09      (0.35)      (0.01)      0.29       0.46
                              ------     ------     ------     -------     ------     ------     -------     ------     ------
Total from investment
operations                      0.27       0.58       0.87        1.12       0.83       0.24        0.56       0.86       1.02
                              ------     ------     ------     -------     ------     ------     -------     ------     ------
LESS DISTRIBUTIONS
From net investment
income                         (0.70)     (0.75)     (0.62)      (0.64)     (0.72)     (0.65)      (0.74)     (0.63)     (0.64)
                              ------     ------     ------     -------     ------     ------     -------     ------     ------
                               (0.70)     (0.75)     (0.62)      (0.64)     (0.72)     (0.65)      (0.74)     (0.63)     (0.64)
                              ------     ------     ------     -------     ------     ------     -------     ------     ------
NET ASSET VALUE, END
OF PERIOD                     $11.98     $12.41     $12.58     $ 12.33     $11.85     $11.96     $ 12.37     $12.55     $12.32
                              ======     ======     ======     =======     ======     ======     =======     ======     ======
       TOTAL RETURN
(%)(K)                          2.26       4.81       7.32        9.94       7.33       2.03        4.65       7.24     9.02(M)
RATIOS AND
SUPPLEMENTAL DATA
Net assets, end of
period (in millions)            $227       $362       $399        $469       $408        $90        $110        $85        $38
Ratio of net expenses
to average net assets
(%)                             0.74       0.74       0.75        0.74       0.74       0.94        0.94       0.95     0.94(R)
Ratio of gross
expenses to average
net assets (%)                     -          -          -           -          -          -           -          -          -
Ratio of net
investment income
(loss) to average net
assets (%)                      5.08       4.94       4.93        5.71       6.28       4.90        4.67       4.64     5.07(R)
Portfolio turnover (%)            30         23         59          46         50         30          23         59         46

                                        INVESTMENT QUALITY BOND
                              --------------------------------------------
                                       SERIES IIIA              SERIES NAV
                              -----------------------------     ----------
                                                                   YEAR
                                                                  ENDED
                                                                 DECEMBER
                                YEARS ENDED DECEMBER 31,           31,
                              -----------------------------     ----------
                               2005       2004      2003(A)      2005(A)
                              ------     ------     -------     ----------
PER SHARE OPERATING
 PERFORMANCE
NET ASSET VALUE,
 BEGINNING OF PERIOD          $12.37     $12.58     $12.08       $ 12.45
Net investment income
(loss)(H)                       0.58       0.40       0.17          0.52
Net realized and
unrealized gain (loss)
on investments                 (0.38)      0.15       0.33         (0.28)
                              ------     ------     ------       -------
Total from investment
operations                      0.20       0.55       0.50          0.24
                              ------     ------     ------       -------
LESS DISTRIBUTIONS
From net investment
income                         (0.66)     (0.76)         -         (0.72)
                              ------     ------     ------       -------
                               (0.66)     (0.76)         -         (0.72)
                              ------     ------     ------       -------
NET ASSET VALUE, END
OF PERIOD                     $11.91     $12.37     $12.58       $ 11.97
                              ======     ======     ======       =======
       TOTAL RETURN
(%)(K)                        1.75(L)    4.60(L)    4.14(L)(M)    2.06(M)
RATIOS AND
SUPPLEMENTAL DATA
Net assets, end of
period (in millions)              -(O)       -(O)       -(O)         $59
Ratio of net expenses
to average net assets
(%)                             1.09       1.09     1.10(R)       0.67(R)
Ratio of gross
expenses to average
net assets (%)                2.56(P)    4.34(P)    11.06(P)(R)   0.67(R)
Ratio of net
investment income
(loss) to average net
assets (%)                      4.78       3.38     4.31(R)       5.14(R)
Portfolio turnover (%)            30         23         59            30

(A) Series II, Series III and Series NAV shares began operations on 1-28-02, 9-5-03 and 2-28-05, respectively.
(H) Based on the average of the shares outstanding.
(K) Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(M) Not annualized.
(O) Less than $500,000.
(P) Does not take into consideration expense reductions during the periods shown.
(R) Annualized.

JOHN HANCOCK TRUST

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                               LARGE CAP
                                                               ------------------------------------------
                                                                                                SERIES
                                                                 SERIES I      SERIES II         NAV
                                                               ------------   ------------   ------------
                                                                   YEAR           YEAR           YEAR
                                                                  ENDED          ENDED          ENDED
                                                               DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                               ------------   ------------   ------------
                                                                 2005(A)        2005(A)        2005(A)
                                                               ------------   ------------   ------------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                              $12.50          $12.50        $12.50
Net investment income (loss)(H)                                    0.05             0.05          0.07
Net realized and unrealized gain (loss) on investments             1.58             1.54          1.55
                                                                  ------          ------        ------
Total from investment operations                                   1.63             1.59          1.62
                                                                  ------          ------        ------
NET ASSET VALUE, END OF PERIOD                                    $14.13          $14.09        $14.12
                                                                  ======          ======        ======
       TOTAL RETURN (%)                                           13.04(M)       12.72(M)      12.96(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                          $-(    O)            $1          $125
Ratio of net expenses to average net assets (%)                    1.15(R)        1.11(R)       0.94(R)
Ratio of net investment income (loss) to average net assets
(%)                                                                0.58(R)        0.53(R)       0.75(R)
Portfolio turnover (%)                                           46(    M)           46(M)         46(M)

(A)  Series I, Series II and Series NAV shares began operations on 4-29-05.
(H)  Based on the average of the shares outstanding.
(M)  Not annualized.
(O)  Less than $500,000.
(R)  Annualized.

--------------------------------------------------------------------------------

                                                            LARGE CAP VALUE
                                                     -----------------------------
                                                               SERIES I
                                                     -----------------------------

                                                       YEARS ENDED DECEMBER 31,
                                                     -----------------------------
                                                      2005       2004      2003(A)
                                                     ------     ------     -------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                 $18.79     $15.66     $12.50
Net investment income (loss)(H)                        0.10       0.20         -(J)
Net realized and unrealized gain (loss) on
investments                                            2.81       3.19       3.46
                                                     ------     ------     ------

Total from investment operations                       2.91       3.39       3.46
                                                     ------     ------     ------

LESS DISTRIBUTIONS
From net investment income                                -      (0.12)     (0.30)
From net realized gain                                    -      (0.14)         -
                                                     ------     ------     ------

                                                          -      (0.26)     (0.30)
                                                     ------     ------     ------

NET ASSET VALUE, END OF PERIOD                       $21.70     $18.79     $15.66
                                                     ======     ======     ======

       TOTAL RETURN (%)(K)                            15.49      21.80     27.65(L)(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                 $10        $71         $6
Ratio of net expenses to average net assets (%)        0.97       1.03      1.40(R)
Ratio of gross expenses to average net assets (%)      0.97       1.03      2.86(P)(R)
Ratio of net investment income (loss) to average
net assets (%)                                         0.50       1.22      (0.02)(R)
Portfolio turnover (%)                                  105        109       105(M)

                                                            LARGE CAP VALUE
                                                     -----------------------------
                                                               SERIES II
                                                     -----------------------------

                                                       YEARS ENDED DECEMBER 31,
                                                     -----------------------------
                                                      2005       2004      2003(A)
                                                     ------     ------     -------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                 $18.74     $15.64     $ 12.50
Net investment income (loss)(H)                        0.08       0.17       (0.03)
Net realized and unrealized gain (loss) on
investments                                            2.78       3.18        3.47
                                                     ------     ------     -------
Total from investment operations                       2.86       3.35        3.44
                                                     ------     ------     -------
LESS DISTRIBUTIONS
From net investment income                                -      (0.11)      (0.30)
From net realized gain                                    -      (0.14)          -
                                                     ------     ------     -------
                                                          -      (0.25)      (0.30)
                                                     ------     ------     -------
NET ASSET VALUE, END OF PERIOD                       $21.60     $18.74     $ 15.64
                                                     ======     ======     =======
       TOTAL RETURN (%)(K)                            15.26      21.53      27.49(L)(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                 $90       $102          $8
Ratio of net expenses to average net assets (%)        1.18       1.23       1.60(R)
Ratio of gross expenses to average net assets (%)      1.18       1.23       3.06(P)(R)
Ratio of net investment income (loss) to average
net assets (%)                                         0.39       1.00       (0.27)(R)
Portfolio turnover (%)                                  105        109        105(M)

                                                     LARGE CAP VALUE
                                                     ------------
                                                      SERIES NAV
                                                     ------------
                                                      YEAR ENDED
                                                     DECEMBER 31,
                                                     ------------
                                                       2005(A)
                                                     ------------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                 $      19.80
Net investment income (loss)(H)                              0.10
Net realized and unrealized gain (loss) on
investments                                                  1.81
                                                     ------------
Total from investment operations                             1.91
                                                     ------------
LESS DISTRIBUTIONS
From net investment income                                     -(J)
From net realized gain                                          -
                                                     ------------
                                                                -
                                                     ------------
NET ASSET VALUE, END OF PERIOD                       $      21.71
                                                     ============
       TOTAL RETURN (%)(K)                                  9.65(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                      $146
Ratio of net expenses to average net assets (%)             0.91(R)
Ratio of gross expenses to average net assets (%)               -
Ratio of net investment income (loss) to average
net assets (%)                                              0.56(R)
Portfolio turnover (%)                                        105

(A) Series I, Series II and Series NAV shares began operations on 5-5-03, 5-5-03 and 2-28-05, respectively.
(H)  Based on the average of the shares outstanding.
(J)  Less than $0.01 per share.
(K)  Assumes dividend reinvestment.
(L) Total return would have been lower had certain expenses not been reduced during the period shown.
(M)  Not annualized.
(P) Does not take into consideration expense reductions during the period shown.
(R)  Annualized.

JOHN HANCOCK TRUST

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                          LIFESTYLE AGGRESSIVE
                                                  (FORMERLY, LIFESTYLE AGGRESSIVE 1000)
                         ---------------------------------------------------------------------------------------
                                            SERIES I                                     SERIES II
                         -----------------------------------------------   -------------------------------------
                                    YEARS ENDED DECEMBER 31,                     YEARS ENDED DECEMBER 31,
                         -----------------------------------------------   -------------------------------------
                          2005      2004      2003      2002      2001      2005      2004      2003     2002(A)
                         -------   -------   -------   -------   -------   -------   -------   -------   -------
PER SHARE OPERATING
 PERFORMANCE
NET ASSET VALUE,
BEGINNING OF PERIOD      $ 12.59   $ 10.93   $  8.14   $ 10.34   $ 13.09   $ 12.59   $ 10.93   $  8.14   $ 10.09
Net investment income
(loss)                    0.06(H)     0.04      0.02      0.04      0.04    0.03(H)     0.04      0.02      0.04
Net realized and
unrealized gain (loss)
on investments              1.23      1.70      2.81     (2.16)    (1.84)     1.24      1.70      2.81     (1.91)
                         -------   -------   -------   -------   -------   -------   -------   -------   -------
Total from investment
operations                  1.29      1.74      2.83     (2.12)    (1.80)     1.27      1.74      2.83     (1.87)
                         -------   -------   -------   -------   -------   -------   -------   -------   -------
LESS DISTRIBUTIONS
From net investment
income                     (0.07)    (0.04)    (0.02)    (0.04)    (0.04)    (0.07)    (0.04)    (0.02)    (0.04)
From net realized gain     (0.35)    (0.04)        -         -     (0.53)    (0.35)    (0.04)        -         -
From capital paid-in           -         -     (0.02)    (0.04)    (0.38)        -         -     (0.02)    (0.04)
                         -------   -------   -------   -------   -------   -------   -------   -------   -------
                           (0.42)    (0.08)    (0.04)    (0.08)    (0.95)    (0.42)    (0.08)    (0.04)    (0.08)
                         -------   -------   -------   -------   -------   -------   -------   -------   -------
NET ASSET VALUE, END
OF PERIOD                $ 13.46   $ 12.59   $ 10.93   $  8.14   $ 10.34   $ 13.44   $ 12.59   $ 10.93   $  8.14
                         =======   =======   =======   =======   =======   =======   =======   =======   =======
       TOTAL RETURN
(%)(K)                     10.64     16.06   34.91(L)   (20.71)(L)  (13.67)(L)   10.47   16.06 34.91(L)   (18.74)(L)(M)
RATIOS AND
SUPPLEMENTAL DATA
Net assets, end of
period (in millions)        $210      $486      $328      $186      $187      $331      $294      $158       $27
Ratio of net expenses
to average net assets
(%)(Q)                      0.12      0.07      0.07      0.07      0.07      0.29      0.07      0.07    0.07(R)
Ratio of gross
expenses to average
net assets (%)(Q)           0.12      0.07    0.08(P)   0.10(P)   0.10(P)     0.29      0.07    0.08(P)   0.10(P)(R)
Ratio of net
investment income
(loss) to average net
assets (%)(V)               0.51      0.31      0.23      0.33      0.29      0.26      0.30      0.11     (0.05)(R)
Portfolio turnover (%)       112        57        53        90        82       112        57        53        90

                                           LIFESTYLE AGGRESSIVE
                                      (FORMERLY, LIFESTYLE AGGRESSIVE
                                                   1000)
                              -----------------------------------------------
                                        SERIES III                SERIES NAV
                              ------------------------------     ------------
                                                                     YEAR
                                                                    ENDED
                                 YEARS ENDED DECEMBER 31,        DECEMBER 31,
                              ------------------------------     ------------
                              2005(F)      2004      2003(A)       2005(A)
                              -------     ------     -------     ------------
PER SHARE OPERATING
 PERFORMANCE
NET ASSET VALUE,
BEGINNING OF PERIOD           $12.58      $10.93     $ 9.80         $11.61
Net investment income
(loss)                         (0.01)(H)    0.04        -(J)         (0.01)(H)
Net realized and
unrealized gain (loss)
on investments                  1.28        1.69       1.13           1.87
                              ------      ------     ------         ------
Total from investment
operations                      1.27        1.73       1.13           1.86
                              ------      ------     ------         ------
LESS DISTRIBUTIONS
From net investment
income                         (0.07)      (0.04)         -              -(J)
From net realized gain         (0.35)      (0.04)         -              -(J)
From capital paid-in               -           -          -              -(J)
                              ------      ------     ------         ------
                               (0.42)      (0.08)         -              -(J)
                              ------      ------     ------         ------
NET ASSET VALUE, END
OF PERIOD                     $13.43      $12.58     $10.93         $13.47
                              ======      ======     ======         ======
       TOTAL RETURN
(%)(K)                        10.50(L)    15.97(L)   11.53(L)(M)     16.03(M)
RATIOS AND
SUPPLEMENTAL DATA
Net assets, end of
period (in millions)              $4          $2        -(O)        $    2
Ratio of net expenses
to average net assets
(%)(Q)                          0.52        0.22     0.22(R)          0.07(R)
Ratio of gross
expenses to average
net assets (%)(Q)             1.07(P)     2.05(P)    21.50(P)(R)      0.07(R)
Ratio of net
investment income
(loss) to average net
assets (%)(V)                  (0.06)       0.12      (0.13)(R)      (0.06)(R)
Portfolio turnover (%)           112          57         53            112

(A) Series II, Series III and Series NAV shares began operations on 1-28-02, 9-5-03 and 4-29-05, respectively.
(F) Effective 4-29-05, shareholders of Series III became owners of Series IIIA shares. Additionally, the accounting and performance history of Series III shares was reassigned to Series IIIA.
(H) Based on the average of the shares outstanding.
(J) Less than $0.01 per share.
(K) Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(M) Not annualized.
(O) Less than $500,000.
(P) Does not take into consideration expense reductions during the periods shown.
(Q) Does not include expenses of the investment companies in which the Portfolio invests.
(R) Annualized.
(V) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

JOHN HANCOCK TRUST

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                            LIFESTYLE GROWTH
                                                    (FORMERLY, LIFESTYLE GROWTH 820)
                         ---------------------------------------------------------------------------------------
                                            SERIES I                                     SERIES II
                         -----------------------------------------------   -------------------------------------
                                    YEARS ENDED DECEMBER 31,                     YEARS ENDED DECEMBER 31,
                         -----------------------------------------------   -------------------------------------
                          2005      2004      2003      2002      2001      2005      2004      2003     2002(A)
                         -------   -------   -------   -------   -------   -------   -------   -------   -------
PER SHARE OPERATING
 PERFORMANCE
NET ASSET VALUE,
BEGINNING OF PERIOD      $ 13.40   $ 11.86   $  9.28   $ 11.25   $ 13.59   $ 13.39   $ 11.85   $  9.28   $ 11.06
Net investment income
(loss)                    0.17(H)     0.13      0.09      0.14      0.18    0.10(H)     0.13      0.09      0.14
Net realized and
unrealized gain (loss)
on investments              0.94      1.58      2.61     (1.89)    (1.43)     0.99      1.58      2.60     (1.70)
                         -------   -------   -------   -------   -------   -------   -------   -------   -------
Total from investment
operations                  1.11      1.71      2.70     (1.75)    (1.25)     1.09      1.71      2.69     (1.56)
                         -------   -------   -------   -------   -------   -------   -------   -------   -------
LESS DISTRIBUTIONS
From net investment
income                     (0.17)    (0.13)    (0.09)    (0.14)    (0.18)    (0.17)    (0.13)    (0.09)    (0.14)
From net realized gain     (0.28)    (0.04)    (0.01)    (0.02)    (0.59)    (0.28)    (0.04)    (0.01)    (0.02)
From capital paid-in           -         -     (0.02)    (0.06)    (0.32)        -         -     (0.02)    (0.06)
                         -------   -------   -------   -------   -------   -------   -------   -------   -------
                           (0.45)    (0.17)    (0.12)    (0.22)    (1.09)    (0.45)    (0.17)    (0.12)    (0.22)
                         -------   -------   -------   -------   -------   -------   -------   -------   -------
NET ASSET VALUE, END
OF PERIOD                $ 14.06   $ 13.40   $ 11.86   $  9.28   $ 11.25   $ 14.03   $ 13.39   $ 11.85   $  9.28
                         =======   =======   =======   =======   =======   =======   =======   =======   =======
       TOTAL RETURN
(%)(K)                      8.66     14.57     29.55    (15.84)(L)   (8.97)(L)    8.51   14.59   29.44    (14.40)(L)(M)
RATIOS AND
SUPPLEMENTAL DATA
Net assets, end of
period (in millions)        $901    $1,730    $1,224      $766      $727    $4,881    $2,117      $652      $121
Ratio of net expenses
to average net assets
(%)(Q)                      0.12      0.07      0.07      0.07      0.07      0.30      0.07      0.07    0.07(R)
Ratio of gross
expenses to average
net assets (%)(Q)           0.12      0.07      0.07    0.09(P)   0.09(P)     0.30      0.07      0.07    0.09(P)(R)
Ratio of net
investment income
(loss) to average net
assets (%)(V)               1.30      0.98      0.84      1.24      1.33      0.74      0.75      0.53     (0.01)(R)
Portfolio turnover (%)       111        48        55       117        84       111        48        55       117

                                             LIFESTYLE GROWTH
                                        (FORMERLY, LIFESTYLE GROWTH
                                                   820)
                              -----------------------------------------------
                                       SERIES IIIA                SERIES NAV
                              ------------------------------     ------------
                                                                     YEAR
                                                                    ENDED
                                 YEARS ENDED DECEMBER 31,        DECEMBER 31,
                              ------------------------------     ------------
                              2005(F)      2004      2003(A)       2005(A)
                              -------     ------     -------     ------------
PER SHARE OPERATING
 PERFORMANCE
NET ASSET VALUE,
BEGINNING OF PERIOD           $13.39      $11.86     $10.77         $12.46
Net investment income
(loss)                        0.08(H)       0.13        -(J)           -(H)(J)
Net realized and
unrealized gain (loss)
on investments                  0.99        1.57       1.09           1.63
                              ------      ------     ------         ------
Total from investment
operations                      1.07        1.70       1.09           1.63
                              ------      ------     ------         ------
LESS DISTRIBUTIONS
From net investment
income                         (0.17)      (0.13)         -            -(J)
From net realized gain         (0.28)      (0.04)         -          (0.02)
From capital paid-in               -           -          -
                              ------      ------     ------         ------
                               (0.45)      (0.17)         -          (0.02)
                              ------      ------     ------         ------
NET ASSET VALUE, END
OF PERIOD                     $14.01      $13.39     $11.86         $14.07
                              ======      ======     ======         ======
       TOTAL RETURN
(%)(K)                        8.32(L)     14.49(L)   10.12(L)(M)   13.08(M)
RATIOS AND
SUPPLEMENTAL DATA
Net assets, end of
period (in millions)              $9          $5        -(O)           $23
Ratio of net expenses
to average net assets
(%)(Q)                          0.50        0.22     0.22(R)        0.06(R)
Ratio of gross
expenses to average
net assets (%)(Q)             1.00(P)     1.00(P)    19.95(P)(R)    0.06(R)
Ratio of net
investment income
(loss) to average net
assets (%)(V)                   0.65        0.06      (0.14)(R)      (0.03)(R)
Portfolio turnover (%)           111          48         55            111

(A) Series II, Series III and Series NAV shares began operations on 1-28-02, 9-5-03 and 4-29-05, respectively.
(F) Effective 4-29-05, shareholders of Series III became owners of Series IIIA shares. Additionally, the accounting and performance history of Series III shares was reassigned to Series IIIA.
(H) Based on the average of the shares outstanding.
(J) Less than $0.01 per share.
(K) Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(M) Not annualized.
(O) Less than $500,000.
(P) Does not take into consideration expense reductions during the periods shown.
(Q) Does not include expenses of the investment companies in which the Portfolio invests.
(R) Annualized.
(V) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

JOHN HANCOCK TRUST

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                           LIFESTYLE BALANCED
                                                   (FORMERLY, LIFESTYLE BALANCED 640)
                        ----------------------------------------------------------------------------------------
                                          SERIES I                                      SERIES II
                        ---------------------------------------------     --------------------------------------
                                  YEARS ENDED DECEMBER 31,                       YEARS ENDED DECEMBER 31,
                        ---------------------------------------------     --------------------------------------
                         2005       2004    2003    2002        2001       2005       2004     2003      2002(A)
                        ------     ------  ------  -------     ------     ------     -------  ------     -------
PER SHARE OPERATING
 PERFORMANCE
NET ASSET VALUE,
BEGINNING OF PERIOD     $13.79     $12.43  $10.30  $ 11.82     $13.53     $13.78     $ 12.43  $10.30     $11.72
Net investment income
(loss)                    0.27(H)    0.24    0.19     0.29       0.35       0.18(H)     0.24    0.19       0.29
Net realized and
unrealized gain (loss)
on investments            0.62       1.40    2.22    (1.43)     (1.02)      0.70        1.39    2.22      (1.33)
                        ------     ------  ------  -------     ------     ------     -------  ------     ------
Total from investment
operations                0.89       1.64    2.41    (1.14)     (0.67)      0.88        1.63    2.41      (1.04)
                        ------     ------  ------  -------     ------     ------     -------  ------     ------
LESS DISTRIBUTIONS
From net investment
income                   (0.28)     (0.24)  (0.19)   (0.29)     (0.35)     (0.28)      (0.24)  (0.19)     (0.29)
From net realized gain   (0.49)     (0.04)  (0.05)   (0.04)     (0.69)     (0.49)      (0.04)  (0.05)     (0.04)
From capital paid-in         -          -   (0.04)   (0.05)         -          -           -   (0.04)     (0.05)
                        ------     ------  ------  -------     ------     ------     -------  ------     ------
                         (0.77)     (0.28)  (0.28)   (0.38)     (1.04)     (0.77)      (0.28)  (0.28)     (0.38)
                        ------     ------  ------  -------     ------     ------     -------  ------     ------
NET ASSET VALUE, END
OF PERIOD               $13.91     $13.79  $12.43  $ 10.30     $11.82     $13.89     $ 13.78  $12.43     $10.30
                        ======     ======  ======  =======     ======     ======     =======  ======     ======
       TOTAL RETURN
(%)(K)                    6.88      13.49   23.97    (9.95)(L)  (4.71)(L)   6.80       13.41   23.97(L)   (9.18)(L)(M)
RATIOS AND
SUPPLEMENTAL DATA
Net assets, end of
period (in millions)    $1,031     $1,846  $1,331     $860       $745     $4,538      $2,101    $740       $164
Ratio of net expenses
to average net assets
(%)(Q)                    0.12       0.07    0.07     0.07       0.07       0.30        0.07    0.07       0.07(R)
Ratio of gross
expenses to average
net assets (%)(Q)         0.12       0.07    0.07     0.09(P)    0.09(P)    0.30        0.07    0.07(P)    0.09(P)(R)
Ratio of net
investment income
(loss) to average net
assets (%)(V)             2.08       1.75    1.59     2.48       2.47       1.34        1.39    1.11       0.07(R)
Portfolio turnover (%)      99         51      55      114         71         99          51      55        114

                                            LIFESTYLE BALANCED
                                    (FORMERLY, LIFESTYLE BALANCED 640)
                              -----------------------------------------------
                                       SERIES IIIA                SERIES NAV
                              ------------------------------     ------------
                                                                     YEAR
                                                                    ENDED
                                 YEARS ENDED DECEMBER 31,        DECEMBER 31,
                              ------------------------------     ------------
                              2005(F)      2004      2003(A)       2005(A)
                              -------     ------     -------     ------------
PER SHARE OPERATING
 PERFORMANCE
NET ASSET VALUE,
BEGINNING OF PERIOD           $13.78      $12.43     $11.45         $ 12.67
Net investment income
(loss)                          0.16(H)     0.24         -(J)            -(H)(J)
Net realized and
unrealized gain (loss)
on investments                  0.69        1.39       0.98            1.26
                              ------      ------     ------         -------
Total from investment
operations                      0.85        1.63       0.98            1.26
                              ------      ------     ------         -------
LESS DISTRIBUTIONS
From net investment
income                         (0.28)      (0.24)         -             -(J)
From net realized gain         (0.49)      (0.04)         -           (0.01)
From capital paid-in           (0.77)      (0.28)         -               -
                              ------      ------     ------         -------
                                   -           -          -           (0.01)
                              ------      ------     ------         -------
NET ASSET VALUE, END
OF PERIOD                     $13.86      $13.78     $12.43         $ 13.92
                              ======      ======     ======         =======
       TOTAL RETURN
(%)(K)                          6.57(L)    13.41(L)  8.56(L)(M)        9.94(M)
RATIOS AND
SUPPLEMENTAL DATA
Net assets, end of
period (in millions)             $10          $6         -(O)           $12
Ratio of net expenses
to average net assets
(%)(Q)                          0.50        0.22       0.22(R)         0.06(R)
Ratio of gross
expenses to average
net assets (%)(Q)               1.00(P)     1.38(P)    8.35(P)(R)       0.06(R)
Ratio of net
investment income
(loss) to average net
assets (%)(V)                   1.26        0.24      (0.22)(R)       (0.03)(R)
Portfolio turnover (%)            99          51         55              99

(A) Series II, Series III and Series NAV shares began operations on 1-28-02, 9-5-03 and 4-29-05, respectively.
(F) Effective 4-29-05, shareholders of Series III became owners of Series IIIA shares. Additionally, the accounting and performance history of Series III shares was reassigned to Series IIIA.
(H) Based on the average of the shares outstanding.
(J) Less than $0.01 per share.
(K) Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(M) Not annualized.
(O) Less than $500,000.
(P) Does not take into consideration expense reductions during the periods shown.
(Q) Does not include expenses of the investment companies in which the Portfolio invests.
(R) Annualized.
(V) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

JOHN HANCOCK TRUST

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                           LIFESTYLE MODERATE
                                                   (FORMERLY, LIFESTYLE MODERATE 460)
                         ---------------------------------------------------------------------------------------
                                            SERIES I                                     SERIES II
                         -----------------------------------------------   -------------------------------------
                                    YEARS ENDED DECEMBER 31,                     YEARS ENDED DECEMBER 31,
                         -----------------------------------------------   -------------------------------------
                          2005      2004      2003      2002      2001      2005      2004      2003     2002(A)
                         -------   -------   -------   -------   -------   -------   -------   -------   -------
PER SHARE OPERATING
 PERFORMANCE
NET ASSET VALUE,
BEGINNING OF PERIOD      $ 13.80   $ 12.79   $ 11.22   $ 12.11   $ 13.01   $ 13.80   $ 12.79   $ 11.22   $ 12.07
Net investment income
(loss)                    0.33(H)     0.31      0.27      0.40      0.45    0.24(H)     0.31      0.27      0.40
Net realized and
unrealized gain (loss)
on investments              0.19      1.07      1.67     (0.88)    (0.61)     0.26      1.07      1.67     (0.84)
                         -------   -------   -------   -------   -------   -------   -------   -------   -------
Total from investment
operations                  0.52      1.38      1.94     (0.48)    (0.16)     0.50      1.38      1.94     (0.44)
                         -------   -------   -------   -------   -------   -------   -------   -------   -------
LESS DISTRIBUTIONS
From net investment
income                     (0.33)    (0.31)    (0.27)    (0.40)    (0.45)    (0.33)    (0.31)    (0.27)    (0.40)
From net realized gain     (0.64)    (0.06)    (0.06)        -     (0.10)    (0.64)    (0.06)    (0.06)        -
From capital paid-in           -         -     (0.04)    (0.01)    (0.19)        -         -     (0.04)    (0.01)
                         -------   -------   -------   -------   -------   -------   -------   -------   -------
                           (0.97)    (0.37)    (0.37)    (0.41)    (0.74)    (0.97)    (0.37)    (0.37)    (0.41)
                         -------   -------   -------   -------   -------   -------   -------   -------   -------
NET ASSET VALUE, END
OF PERIOD                $ 13.35   $ 13.80   $ 12.79   $ 11.22   $ 12.11   $ 13.33   $ 13.80   $ 12.79   $ 11.22
                         =======   =======   =======   =======   =======   =======   =======   =======   =======
       TOTAL RETURN
(%)(K)                      4.15     11.04     17.83     (4.07)(L)   (1.09)(L)    4.00   11.04   17.83     (3.77)(L)(M)
RATIOS AND
SUPPLEMENTAL DATA
Net assets, end of
period (in millions)        $327      $582      $462      $326      $245    $1,108      $631      $286       $74
Ratio of net expenses
to average net assets
(%)(Q)                      0.12      0.07      0.07      0.07      0.07      0.30      0.07      0.07    0.07(R)
Ratio of gross
expenses to average
net assets (%)(Q)           0.12      0.07      0.07    0.09(P)   0.10(P)     0.30      0.07      0.07    0.09(P)(R)
Ratio of net
investment income
(loss) to average net
assets (%)(V)               2.51      2.26      2.15      3.17      3.23      1.80      1.90      1.58    0.19(R)
Portfolio turnover (%)       101        55        46       113        84       101        55        46       113

                                            LIFESTYLE MODERATE
                                       (FORMERLY, LIFESTYLE MODERATE
                                                   460)
                              -----------------------------------------------
                                       SERIES IIIA                SERIES NAV
                              ------------------------------     ------------
                                                                     YEAR
                                                                    ENDED
                                 YEARS ENDED DECEMBER 31,        DECEMBER 31,
                              ------------------------------     ------------
                              2005(F)      2004      2003(A)       2005(A)
                              -------     ------     -------     ------------
PER SHARE OPERATING
 PERFORMANCE
NET ASSET VALUE,
BEGINNING OF PERIOD           $13.78      $12.79     $11.98         $12.59
Net investment income
(loss)                        0.18(H)       0.31        -(J)         (0.01)(H)
Net realized and
unrealized gain (loss)
on investments                  0.31        1.05       0.81           0.77
                              ------      ------     ------         ------
Total from investment
operations                      0.49        1.36       0.81           0.76
                              ------      ------     ------         ------
LESS DISTRIBUTIONS
From net investment
income                         (0.33)      (0.31)         -              -
From net realized gain         (0.64)      (0.06)         -              -
From capital paid-in
                              ------      ------     ------         ------
                               (0.97)      (0.37)         -              -
                              ------      ------     ------         ------
NET ASSET VALUE, END
OF PERIOD                     $13.30      $13.78     $12.79         $13.35
                              ======      ======     ======         ======
       TOTAL RETURN
(%)(K)                        3.92(L)     10.88(L)   6.76(L)(M)     6.04(M)
RATIOS AND
SUPPLEMENTAL DATA
Net assets, end of
period (in millions)              $3          $2        -(O)            $2
Ratio of net expenses
to average net assets
(%)(Q)                          0.51        0.22     0.22(R)        0.06(R)
Ratio of gross
expenses to average
net assets (%)(Q)             1.09(P)     0.86(P)    47.71(P)(R)    0.06(R)
Ratio of net
investment income
(loss) to average net
assets (%)(V)                   1.50       (0.12)     (0.14)(R)      (0.06)(R)
Portfolio turnover (%)           101          55         46            101

(A) Series II, Series III and Series NAV shares began operations on 1-28-02, 9-5-03 and 4-29-05, respectively.
(F) Effective 4-29-05, shareholders of Series III became owners of Series IIIA shares. Additionally, the accounting and performance history of Series III shares was reassigned to Series IIIA.
(H) Based on the average of the shares outstanding.
(J) Less than $0.01 per share.
(K) Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(M) Not annualized.
(O) Less than $500,000.
(P) Does not take into consideration expense reductions during the periods shown.
(Q) Does not include expenses of the investment companies in which the Portfolio invests.
(R) Annualized.
(V) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

JOHN HANCOCK TRUST

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                   LIFESTYLE CONSERVATIVE
                                                           (FORMERLY, LIFESTYLE CONSERVATIVE 280)
                              -------------------------------------------------------------------------------------------------
                                                   SERIES I                                           SERIES II
                              ---------------------------------------------------     -----------------------------------------
                                           YEARS ENDED DECEMBER 31,                           YEARS ENDED DECEMBER 31,
                              ---------------------------------------------------     -----------------------------------------
                               2005       2004       2003       2002        2001       2005       2004        2003      2002(A)
                              ------     ------     ------     -------     ------     ------     -------     ------     -------
PER SHARE OPERATING
 PERFORMANCE
NET ASSET VALUE,
BEGINNING OF PERIOD           $14.20     $13.64     $12.72     $ 12.94     $13.17     $14.19     $ 13.64     $12.72     $12.93
Net investment income
(loss)                        0.42(H)      0.42       0.38        0.39       0.55     0.32(H)       0.42       0.38       0.39
Net realized and
unrealized gain (loss)
on investments                 (0.05)      0.71       1.03       (0.16)     (0.14)      0.04        0.70       1.03      (0.15)
                              ------     ------     ------     -------     ------     ------     -------     ------     ------
Total from investment
operations                      0.37       1.13       1.41        0.23       0.41       0.36        1.12       1.41       0.24
                              ------     ------     ------     -------     ------     ------     -------     ------     ------
LESS DISTRIBUTIONS
From net investment
income                         (0.43)     (0.42)     (0.39)      (0.39)     (0.55)     (0.43)      (0.42)     (0.39)     (0.39)
From net realized gain         (0.72)     (0.15)     (0.10)      (0.04)     (0.09)     (0.72)      (0.15)     (0.10)     (0.04)
From capital paid-in               -          -          -       (0.02)         -          -           -          -      (0.02)
                              ------     ------     ------     -------     ------     ------     -------     ------     ------
                               (1.15)     (0.57)     (0.49)      (0.45)     (0.64)     (1.15)      (0.57)     (0.49)     (0.45)
                              ------     ------     ------     -------     ------     ------     -------     ------     ------
NET ASSET VALUE, END
OF PERIOD                     $13.42     $14.20     $13.64     $ 12.72     $12.94     $13.40     $ 14.19     $13.64     $12.72
                              ======     ======     ======     =======     ======     ======     =======     ======     ======
       TOTAL RETURN
(%)(K)                          2.88       8.59     11.47(L)    1.80(L)    3.30(L)      2.81        8.51     11.46(L)   1.83(L)(M)
RATIOS AND
SUPPLEMENTAL DATA
Net assets, end of
period (in millions)            $182       $373       $299        $251       $174       $422        $286       $154        $48
Ratio of net expenses
to average net assets
(%)(Q)                          0.12       0.07       0.07        0.07       0.07       0.30        0.07       0.07     0.07(R)
Ratio of gross
expenses to average
net assets (%)(Q)               0.12       0.07     0.08(P)     0.09(P)    0.10(P)      0.30        0.07     0.08(P)    0.09(P)(R)
Ratio of net
investment income
(loss) to average net
assets (%)(V)                   3.16       2.80       2.89        2.62       3.82       2.39        2.50       2.21     0.25(R)
Portfolio turnover (%)           104         44         40          69         38        104          44         40         69

                                          LIFESTYLE CONSERVATIVE
                                     (FORMERLY, LIFESTYLE CONSERVATIVE
                                                   280)
                              -----------------------------------------------
                                       SERIES IIIA                SERIES NAV
                              ------------------------------     ------------
                                                                     YEAR
                                                                    ENDED
                                 YEARS ENDED DECEMBER 31,        DECEMBER 31,
                              ------------------------------     ------------
                              2005(F)      2004      2003(A)       2005(A)
                              -------     ------     -------     ------------
PER SHARE OPERATING
 PERFORMANCE
NET ASSET VALUE,
BEGINNING OF PERIOD           $14.19      $13.64     $12.95         $ 12.99
Net investment income
(loss)                        0.30(H)       0.42         -(J)         (0.01)(H)
Net realized and
unrealized gain (loss)
on investments                  0.03        0.70       0.69            0.46
                              ------      ------     ------         -------
Total from investment
operations                      0.33        1.12       0.69            0.45
                              ------      ------     ------         -------
LESS DISTRIBUTIONS
From net investment
income                         (0.43)      (0.42)         -               -
From net realized gain         (0.72)      (0.15)         -               -
From capital paid-in                                      -               -
                              ------      ------     ------         -------
                               (1.15)      (0.57)         -               -
                              ------      ------     ------         -------
NET ASSET VALUE, END
OF PERIOD                     $13.37      $14.19     $13.64         $ 13.44
                              ======      ======     ======         =======
       TOTAL RETURN
(%)(K)                        2.58(L)     8.51(L)    5.33(L)(M)      3.46(M)
RATIOS AND
SUPPLEMENTAL DATA
Net assets, end of
period (in millions)              $3          $2         -(O)            $1
Ratio of net expenses
to average net assets
(%)(Q)                          0.49        0.22     0.22(R)         0.06(R)
Ratio of gross
expenses to average
net assets (%)(Q)             1.09(P)     2.23(P)    8.73(P)(R)      0.06(R)
Ratio of net
investment income
(loss) to average net
assets (%)(V)                   2.32        1.25      (0.22)(R)       (0.06)(R)
Portfolio turnover (%)           104          44         40             104

(A) Series II, Series III and Series NAV shares began operations on 1-28-02, 9-5-03 and 4-29-05, respectively.
(F) Effective 4-29-05, shareholders of Series III became owners of Series IIIA shares. Additionally, the accounting and performance history of Series III shares was reassigned to Series IIIA.
(H) Based on the average of the shares outstanding.
(J) Less than $0.01 per share.
(K) Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the periods shown.

                                       279
JOHN HANCOCK TRUST

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

(M) Not annualized.
(O) Less than $500,000.
(P) Does not take into consideration expense reductions during the periods shown.
(Q) Does not include expenses of the investment companies in which the Portfolio invests.
(R) Annualized.
(V) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

JOHN HANCOCK TRUST

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                          MANAGED
                         -----------------------------------------
                                        SERIES NAV
                         -----------------------------------------
                                 YEARS ENDED DECEMBER 31,
                         -----------------------------------------
                         2005(F)   2004(G)   2003(E),(G)   2002(G)
                         -------   -------   -----------   -------
PER SHARE OPERATING
 PERFORMANCE
NET ASSET VALUE,
BEGINNING OF PERIOD      $ 13.58   $ 12.80     $ 11.15     $ 13.08
Net investment income
(loss)                    0.26(H)     0.23        0.21        0.21
Net realized and
unrealized gain (loss)
on
investments                 0.11      0.80        1.89       (1.93)
                         -------   -------     -------     -------
Total from investment
operations                  0.37      1.03        2.10       (1.72)
                         -------   -------     -------     -------
LESS DISTRIBUTIONS
From net investment
income                     (0.08)    (0.25)      (0.39)      (0.21)
From net realized gain     (0.28)        -           -           -
From capital paid-in           -         -       (0.06)          -
                         -------   -------     -------     -------
                           (0.36)    (0.25)      (0.45)      (0.21)
                         -------   -------     -------     -------
NET ASSET VALUE, END
OF PERIOD                $ 13.59   $ 13.58     $ 12.80     $ 11.15
                         =======   =======     =======     =======
       TOTAL RETURN
(%)(K)                      2.71      8.18       19.00      (13.23)
RATIOS AND
SUPPLEMENTAL DATA
Net assets, end of
 period (in millions)     $1,901    $2,079      $2,071      $1,937
Ratio of net expenses
to average net assets
(%)                         0.77      0.77        0.74        0.76
Ratio of net
investment income
(loss) to average net
assets (%)                  1.88      1.87        1.75        1.77
Portfolio turnover (%)       255       234         216         235

(E)  Certain amounts have been reclassified to permit comparison.
(F) Effective 4-29-05, shareholders of the former VST Managed Fund Series NAV became owners of an equal number of full and fractional Series NAV shares of Managed. Additionally, the accounting and performance history of the former VST Managed Fund Series NAV was redesignated as that of Series NAV shares of Managed.
(G)  Audited by previous auditor.
(H)  Based on the average of the shares outstanding.
(K)  Assumes dividend reinvestment.
(U) Had the Fund not amortized premiums and accreted discounts on debt securities, the ratio of net investment income to average net assets would have been 2.29% for the year ended 12-31-01. Periods prior to 1-1-01 have not been restated to reflect this change in presentation.
(X)  Excludes merger activity.

                                       280
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FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                                 MID CAP CORE
                                             ------------------------------------------------------------------------------------
                                                       SERIES I                              SERIES II                SERIES NAV
                                             -----------------------------       ---------------------------------   ------------
                                                                                                                      YEAR ENDED
                                               YEARS ENDED DECEMBER 31,              YEARS ENDED DECEMBER 31,        DECEMBER 31,
                                             -----------------------------       ---------------------------------   ------------
                                              2005       2004      2003(A)        2005         2004        2003(A)     2005(A)
                                             ------     ------     -------       ------       ------       -------   ------------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD         $17.36     $15.32     $ 12.50       $17.31       $15.30       $12.50    $      17.61
Net investment income (loss)(H)                0.05       0.02       (0.01)        0.05        (0.01)       (0.03)           0.09
Net realized and unrealized gain (loss) on
investments                                    0.92       2.16        2.83         0.88         2.16         2.83            0.64
                                             ------     ------     -------       ------       ------       ------    ------------

Total from investment operations               0.97       2.18        2.82         0.93         2.15         2.80            0.73
                                             ------     ------     -------       ------       ------       ------    ------------

Less distributions
From net investment income                        -          -           -            -            -            -              -(J)
From net realized gain                        (1.54)     (0.14)          -        (1.54)       (0.14)           -           (1.54)
                                             ------     ------     -------       ------       ------       ------    ------------

                                              (1.54)     (0.14)          -        (1.54)       (0.14)           -           (1.54)
                                             ------     ------     -------       ------       ------       ------    ------------

NET ASSET VALUE, END OF PERIOD               $16.79     $17.36     $ 15.32       $16.70       $17.31       $15.30    $      16.80
                                             ======     ======     =======       ======       ======       ======    ============

       TOTAL RETURN (%)(K)                     6.12      14.31     22.56(M)        5.89        14.13       22.40(M)         4.69(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)          $2        $21         $20          $39          $50          $30            $255
Ratio of net expenses to average net assets
(%)                                            1.03       1.11      1.21(R)        1.21         1.31       1.41(R)          0.93(R)
Ratio of net investment income (loss) to
average net assets (%)                         0.33       0.12       (0.08)(R)     0.28        (0.04)       (0.27)(R)        0.72(R)
Portfolio turnover (%)                           91         72         22(M)         91           72          22(M)            91

(A) Series I, Series II and Series NAV shares began operations on 5-5-03, 5-5-03 and 2-28-05, respectively.
(H)  Based on the average of the shares outstanding.
(J)  Less than $0.01 per share.
(K)  Assumes dividend reinvestment.
(M)  Not annualized.
(R)  Annualized.

                                       281
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FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                        MID CAP INDEX
                              -------------------------------------------------------------------------------------------------
                                                   SERIES I                                           SERIES II
                              ---------------------------------------------------     -----------------------------------------
                                           YEARS ENDED DECEMBER 31,                           YEARS ENDED DECEMBER 31,
                              ---------------------------------------------------     -----------------------------------------
                               2005       2004       2003       2002        2001       2005       2004        2003      2002(A)
                              ------     ------     ------     -------     ------     ------     -------     ------     -------
PER SHARE OPERATING
 PERFORMANCE
NET ASSET VALUE,
BEGINNING OF PERIOD           $16.78     $14.56     $10.82     $ 12.82     $13.11     $16.72     $ 14.52     $10.81     $12.80
Net investment income
(loss)(H)                       0.16       0.09       0.08        0.07       0.11       0.13        0.06       0.05       0.05
Net realized and
unrealized gain (loss)
on investments                  1.77       2.21       3.66       (2.01)     (0.32)      1.76        2.21       3.66      (1.98)
                              ------     ------     ------     -------     ------     ------     -------     ------     ------
Total from investment
operations                      1.93       2.30       3.74       (1.94)     (0.21)      1.89        2.27       3.71      (1.93)
                              ------     ------     ------     -------     ------     ------     -------     ------     ------
LESS DISTRIBUTIONS
From net investment
income                         (0.09)     (0.06)         -       (0.06)     (0.08)     (0.06)      (0.05)         -      (0.06)
From net realized gain         (0.57)     (0.02)         -           -          -      (0.57)      (0.02)         -          -
                              ------     ------     ------     -------     ------     ------     -------     ------     ------
                               (0.66)     (0.08)         -       (0.06)     (0.08)     (0.63)      (0.07)         -      (0.06)
                              ------     ------     ------     -------     ------     ------     -------     ------     ------
NET ASSET VALUE, END
OF PERIOD                     $18.05     $16.78     $14.56     $ 10.82     $12.82     $17.98     $ 16.72     $14.52     $10.81
                              ======     ======     ======     =======     ======     ======     =======     ======     ======
       TOTAL RETURN
(%)(K)                         12.02      15.83      34.57      (15.16)     (1.73)     11.79       15.65      34.32     (15.07)(M)
RATIOS AND
SUPPLEMENTAL DATA
Net assets, end of
period (in millions)            $220       $187       $145         $87        $58        $63         $59        $43        $13
Ratio of net expenses
to average net assets
(%)                             0.57       0.57       0.58        0.58       0.60       0.77        0.77       0.78     0.78(R)
Ratio of gross
expenses to average
net assets (%)                     -          -          -           -          -          -           -          -          -
Ratio of net
investment income
(loss) to average net
assets (%)                      0.95       0.63       0.62        0.58       0.85       0.74        0.43       0.42     0.42(R)
Portfolio turnover (%)            19         16          8          20         19         19          16          8         20

                                              MID CAP INDEX
                              ----------------------------------------------
                                       SERIES III                SERIES NAV
                              -----------------------------     ------------
                                                                    YEAR
                                                                   ENDED
                                YEARS ENDED DECEMBER 31,        DECEMBER 31,
                              -----------------------------     ------------
                               2005       2004      2003(A)       2005(A)
                              ------     ------     -------     ------------
PER SHARE OPERATING
 PERFORMANCE
NET ASSET VALUE,
BEGINNING OF PERIOD           $16.74     $14.56     $13.31         $ 15.40
Net investment income
(loss)(H)                       0.10       0.04       0.04            0.12
Net realized and
unrealized gain (loss)
on investments                  1.76       2.23       1.21            2.54
                              ------     ------     ------         -------
Total from investment
operations                      1.86       2.27       1.25            2.66
                              ------     ------     ------         -------
LESS DISTRIBUTIONS
From net investment
income                         (0.09)     (0.07)         -               -
From net realized gain         (0.57)     (0.02)         -               -
                              ------     ------     ------         -------
                               (0.66)     (0.09)         -               -
                              ------     ------     ------         -------
NET ASSET VALUE, END
OF PERIOD                     $17.94     $16.74     $14.56         $ 18.06
                              ======     ======     ======         =======
       TOTAL RETURN
(%)(K)                        11.61(L)   15.66(L)   9.39(L)(M)     17.27(M)
RATIOS AND
SUPPLEMENTAL DATA
Net assets, end of
period (in millions)              $1         $1         -(O)           $74
Ratio of net expenses
to average net assets
(%)                             0.93       0.92     0.93(R)         0.54(R)
Ratio of gross
expenses to average
net assets (%)                1.53(P)    1.67(P)    128.76(P)(R)     0.54(R)
Ratio of net
investment income
(loss) to average net
assets (%)                      0.60       0.29     0.88(R)         1.01(R)
Portfolio turnover (%)            19         16          8              19

(A) Series II, Series III and Series NAV shares began operations on 1-28-02, 9-5-03 and 4-29-05, respectively.
(H) Based on the average of the shares outstanding.
(K) Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(M) Not annualized.
(O) Less than $500,000.
(P) Does not take into consideration expense reductions during the periods shown.
(R) Annualized.

                                       282
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FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                   MID CAP STOCK
                              --------------------------------------------------------
                                                      SERIES I
                              --------------------------------------------------------
                                              YEARS ENDED DECEMBER 31,
                              --------------------------------------------------------
                               2005       2004       2003         2002          2001
                              ------     ------     ------       -------       -------
PER SHARE OPERATING
PERFORMANCE
NET ASSET VALUE, BEGINNING
OF PERIOD                     $14.13     $11.87     $ 8.34       $ 10.77       $ 12.10
Net investment income
(loss)(H)                      (0.04)     (0.05)     (0.05)        (0.05)        (0.04)
Net realized and unrealized
gain (loss) on investments      1.99       2.31       3.58         (2.38)        (1.29)
                              ------     ------     ------       -------       -------

Total from investment
operations                      1.95       2.26       3.53         (2.43)        (1.33)
                              ------     ------     ------       -------       -------

LESS DISTRIBUTIONS
From net realized gain         (0.51)         -          -             -             -
                              ------     ------     ------       -------       -------

                               (0.51)         -          -             -             -
                              ------     ------     ------       -------       -------

NET ASSET VALUE, END OF
PERIOD                        $15.57     $14.13     $11.87       $  8.34       $ 10.77
                              ======     ======     ======       =======       =======

       TOTAL RETURN (%)(K)     14.57      19.04      42.33        (22.56)       (10.99)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                   $383       $349       $260          $187          $154
Ratio of net expenses to
average net assets (%)          0.97       0.96       0.99          1.00          1.00
Ratio of gross expenses to
average net assets (%)
Ratio of net investment
income (loss) to average net
assets (%)                     (0.31)     (0.43)     (0.55)        (0.53)        (0.36)
Portfolio turnover (%)         196(X)       128        132           128           170

                                           MID CAP STOCK
                              ----------------------------------------
                                             SERIES II
                              ----------------------------------------
                                      YEARS ENDED DECEMBER 31,
                              ----------------------------------------
                               2005       2004       2003      2002(A)
                              ------     ------     ------     -------
PER SHARE OPERATING
PERFORMANCE
NET ASSET VALUE, BEGINNING
OF PERIOD                     $14.06     $11.84     $ 8.34     $ 10.64
Net investment income
(loss)(H)                      (0.07)     (0.07)     (0.08)      (0.05)
Net realized and unrealized
gain (loss) on investments      1.99       2.29       3.58       (2.25)
                              ------     ------     ------     -------
Total from investment
operations                      1.92       2.22       3.50       (2.30)
                              ------     ------     ------     -------
LESS DISTRIBUTIONS
From net realized gain         (0.51)         -          -           -
                              ------     ------     ------     -------
                               (0.51)         -          -           -
                              ------     ------     ------     -------
NET ASSET VALUE, END OF
PERIOD                        $15.47     $14.06     $11.84     $  8.34
                              ======     ======     ======     =======
       TOTAL RETURN (%)(K)     14.42      18.75      41.97      (21.62)(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                   $178       $226       $116         $32
Ratio of net expenses to
average net assets (%)          1.17       1.16       1.19      1.20(R)
Ratio of gross expenses to
average net assets (%)
Ratio of net investment
income (loss) to average net
assets (%)                     (0.52)     (0.58)     (0.75)      (0.70)(R)
Portfolio turnover (%)         196(X)       128        132         128


                                                                                  MID CAP STOCK
                                                              -----------------------------------------------------
                                                                                                          SERIES
                                                                          SERIES III                       NAV
                                                              ----------------------------------       ------------
                                                                                                           YEAR
                                                                                                          ENDED
                                                                   YEARS ENDED DECEMBER 31,            DECEMBER 31,
                                                              ----------------------------------       ------------
                                                               2005         2004         2003(A)         2005(A)
                                                              ------       -------       -------       ------------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                          $14.13       $ 11.87       $ 10.75         $ 13.50
Net investment income (loss)(H)                                (0.09)        (0.02)        (0.04)          (0.02)
Net realized and unrealized gain (loss) on investments          2.00          2.28          1.16            2.62
                                                              ------       -------       -------         -------

Total from investment operations                                1.91          2.26          1.12            2.60
                                                              ------       -------       -------         -------

LESS DISTRIBUTIONS
From net realized gain                                         (0.51)            -             -           (0.51)
                                                              ------       -------       -------         -------

                                                               (0.51)            -             -           (0.51)
                                                              ------       -------       -------         -------

NET ASSET VALUE, END OF PERIOD                                $15.53       $ 14.13       $ 11.87         $ 15.59
                                                              ======       =======       =======         =======

       TOTAL RETURN (%)(K)                                    14.27(L)     19.04(L)      10.42(L)(M)     20.07(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                           $3            $1            -(O)          $399
Ratio of net expenses to average net assets (%)                 1.33          1.31        1.34(R)         0.91(R)
Ratio of gross expenses to average net assets (%)             1.82(P)       2.24(P)      39.49(P)(R)      0.91(R)
Ratio of net investment income (loss) to average net assets
(%)                                                            (0.63)        (0.12)        (1.05)          (0.21)(R)(R)
Portfolio turnover (%)                                          196(X)         128           132            196(X)

(A) Series II, Series III and Series NAV shares began operations on 1-28-02, 9-5-03 and 2-28-05, respectively.
(H)  Based on the average of the shares outstanding.
(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(M)  Not annualized.
(O)  Less than $500,000.
(P) Does not take into consideration expense reductions during the periods shown.
(R)  Annualized.
(X)  Excludes merger activity.

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FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                           MID CAP VALUE
                        -----------------------------------------------------------------------------------
                                          SERIES I                                  SERIES II
                        --------------------------------------------   ------------------------------------
                                  YEARS ENDED DECEMBER 31,                   YEARS ENDED DECEMBER 31,
                        --------------------------------------------   ------------------------------------
                         2005     2004      2003     2002    2001(A)    2005     2004     2003      2002(A)
                        ------   -------   ------   ------   -------   ------   ------   ------     -------
PER SHARE OPERATING
PERFORMANCE
NET ASSET VALUE,
BEGINNING OF PERIOD     $18.14   $ 14.65   $11.74   $13.06   $ 12.50   $18.08   $14.62   $11.74     $ 12.63
Net investment income
(loss)(H)                 0.11      0.10     0.09     0.11      0.06     0.07     0.07     0.07        0.09
Net realized and
unrealized gain (loss)
on investments            1.28      3.47     2.87    (1.43)     0.53     1.28     3.46     2.86       (0.98)
                        ------   -------   ------   ------   -------   ------   ------   ------     -------
Total from investment
operations                1.39      3.57     2.96    (1.32)     0.59     1.35     3.53     2.93       (0.89)
                        ------   -------   ------   ------   -------   ------   ------   ------     -------
LESS DISTRIBUTIONS
From net investment
income                   (0.08)    (0.08)   (0.05)       -     (0.03)   (0.05)   (0.07)   (0.05)          -
From net realized gain   (0.62)        -        -        -         -    (0.62)       -        -           -
                        ------   -------   ------   ------   -------   ------   ------   ------     -------
                         (0.70)    (0.08)   (0.05)       -     (0.03)   (0.67)   (0.07)   (0.05)          -
                        ------   -------   ------   ------   -------   ------   ------   ------     -------
NET ASSET VALUE, END
OF PERIOD               $18.83   $ 18.14   $14.65   $11.74   $ 13.06   $18.76   $18.08   $14.62     $ 11.74
                        ======   =======   ======   ======   =======   ======   ======   ======     =======
       TOTAL RETURN
       (%)(K)             8.00     24.46    25.36   (10.11)   4.72(M)    7.76    24.22    25.14       (7.05)(M)
RATIOS AND
SUPPLEMENTAL DATA
Net assets, end of
period (in millions)      $295      $399     $283     $269       $81     $244     $296     $171         $71
Ratio of net expenses
to average net assets
(%)                       0.96      0.97     0.99     1.02    1.15(R)    1.16     1.17     1.19      1.22(R)
Ratio of gross
expenses to average
net assets (%)
Ratio of net
investment income
(loss) to average net
assets (%)                0.61      0.61     0.76     0.92    0.75(R)    0.41     0.42     0.54      0.83(R)
Portfolio turnover (%)      35        19       34       24      23(M)      35       19       34          24

                                                                                MID CAP VALUE
                                                              -------------------------------------------------
                                                                         SERIES III                 SERIES NAV
                                                              --------------------------------     ------------
                                                                                                    YEAR ENDED
                                                                  YEARS ENDED DECEMBER 31,         DECEMBER 31,
                                                              --------------------------------     ------------
                                                               2005       2004         2003(A)       2005(A)
                                                              ------     -------       -------     ------------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                          $18.08     $ 14.65       $ 13.38     $      18.08
Net investment income (loss)(H)                                 0.05        0.03          0.01             0.10
Net realized and unrealized gain (loss) on investments          1.27        3.50          1.26             1.38
                                                              ------     -------       -------     ------------

Total from investment operations                                1.32        3.53          1.27             1.48
                                                              ------     -------       -------     ------------

LESS DISTRIBUTIONS
From net investment income                                     (0.08)      (0.10)            -            (0.11)
From net realized gain                                         (0.62)          -             -            (0.62)
                                                              ------     -------       -------     ------------

                                                               (0.70)      (0.10)            -            (0.73)
                                                              ------     -------       -------     ------------

NET ASSET VALUE, END OF PERIOD                                $18.70     $ 18.08       $ 14.65     $      18.83
                                                              ======     =======       =======     ============

       TOTAL RETURN (%)(K)                                    7.61(L)    24.19(L)       9.49(L)(M)       8.51(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                           $1          $1           -(O)             $83
Ratio of net expenses to average net assets (%)                 1.31        1.32        1.34(R)          0.89(R)
Ratio of gross expenses to average net assets (%)             1.96(P)     2.15(P)      42.62(P)(R)       0.89(R)
Ratio of net investment income (loss) to average net assets
(%)                                                             0.27        0.21        0.14(R)          0.68(R)
Portfolio turnover (%)                                            35          19            34               35

(A) Series I, Series II, Series III and Series NAV shares began operations on 4-30-01, 1-28-02, 9-5-03 and 2-28-05, respectively.
(H)  Based on the average of the shares outstanding.
(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(M)  Not annualized.
(O)  Less than $500,000.
(P) Does not take into consideration expense reductions during the periods shown.
(R)  Annualized.

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--------------------------------------------------------------------------------

                                                                                   MID VALUE
                                              -----------------------------------------------------------------------------------
                                                SERIES I      SERIES II                          SERIES NAV
                                              ------------   ------------   -----------------------------------------------------
                                                  YEAR           YEAR
                                                 ENDED          ENDED
                                              DECEMBER 31,   DECEMBER 31,                 YEARS ENDED DECEMBER 31,
                                              ------------   ------------   -----------------------------------------------------
                                                2005(A)        2005(A)      2005(F)   2004(G)   2003(E)(G)   2002(E)(G)   2001(G)
                                              ------------   ------------   -------   -------   ----------   ----------   -------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD             $11.05          $11.05     $11.67    $10.98      $ 8.28       $ 9.82     $ 9.82
Net investment income (loss)(H)                    0.06            0.03     0.05(H)     0.06        0.04         0.04       0.05
Net realized and unrealized gain (loss) on
investments                                        1.42            1.43       0.81      1.97        3.69        (1.54)         -
                                                 ------          ------     ------    ------      ------       ------     ------
Total from investment operations                   1.48            1.46       0.86      2.03        3.73        (1.50)      0.05
                                                 ------          ------     ------    ------      ------       ------     ------
LESS DISTRIBUTIONS
From net realized investment income                   -               -      (0.01)    (0.04)      (0.37)       (0.04)     (0.05)
From net realized gain                            (0.17)          (0.17)     (0.17)    (1.30)      (0.50)           -          -
From capital paid in                                  -               -          -         -       (0.16)          -(J)        -
                                                 ------          ------     ------    ------      ------       ------     ------
                                                  (0.17)          (0.17)     (0.18)    (1.34)      (1.03)       (0.04)     (0.05)
                                                 ------          ------     ------    ------      ------       ------     ------
NET ASSET VALUE, END OF PERIOD                   $12.36          $12.34     $12.35    $11.67      $10.98       $ 8.28     $ 9.82
                                                 ======          ======     ======    ======      ======       ======     ======
       TOTAL RETURN (%)(K)(L)                   13.49(M)        13.30(M)      7.39     18.74       45.15       (15.19)      0.53
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $1              $5       $162      $179         $94          $48        $46
Ratio of net expenses to average net assets
(%)                                              1.17(R)         1.35(R)      1.08      1.15        1.15         0.96       0.90
Ratio of gross expenses to average net
assets (%)(P)                                    1.19(R)         1.37(R)      1.10      1.22        1.19         1.12       1.15
Ratio of net investment income (loss) to
average net assets (%)                           0.66(R)         0.38(R)      0.40      0.50        0.45         0.50       0.52
Portfolio turnover (%)                               47              47         47      196(X)       125          125         97

(A)  Series I and Series II shares began operations on 4-29-05.
(E)  Certain amounts have been reclassified to permit comparison.
(F) Effective 4-29-05, shareholders of the former VST Mid Cap Value Fund Series NAV became owners of an equal number of full and fractional Series NAV shares of Mid Value. Additionally, the accounting and performance history of the former VST Mid Cap Value Fund Series NAV was redesignated as that of Series NAV shares of Mid Value.
(G)  Audited by previous auditor.
(H)  Based on the average of the shares outstanding.
(J)  Less than $0.01 per share.
(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(M)  Not annualized.
(P) Does not take into consideration expense reductions during the periods shown.
(R)  Annualized.
(X)  Excludes merger activity.

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FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                              MONEY MARKET
                         ---------------------------------------------------------------------------------------
                                            SERIES I                                     SERIES II
                         -----------------------------------------------   -------------------------------------
                                    YEARS ENDED DECEMBER 31,                     YEARS ENDED DECEMBER 31,
                         -----------------------------------------------   -------------------------------------
                          2005      2004      2003      2002      2001      2005      2004      2003     2002(A)
                         -------   -------   -------   -------   -------   -------   -------   -------   -------
PER SHARE OPERATING
 PERFORMANCE
NET ASSET VALUE,
BEGINNING OF PERIOD      $ 10.00   $ 10.00   $ 10.00   $ 10.00   $ 10.00   $ 10.00   $ 10.00   $ 10.00   $ 10.00
Net investment income
(loss)(H)                   0.26      0.09      0.06      0.12      0.34      0.25      0.06      0.04      0.08
                         -------   -------   -------   -------   -------   -------   -------   -------   -------
Total from investment
operations                  0.26      0.09      0.06      0.12      0.34      0.25      0.06      0.04      0.08
                         -------   -------   -------   -------   -------   -------   -------   -------   -------
LESS DISTRIBUTIONS
From net investment
income                     (0.26)    (0.09)    (0.06)    (0.12)    (0.34)    (0.25)    (0.06)    (0.04)    (0.08)
                         -------   -------   -------   -------   -------   -------   -------   -------   -------
                           (0.26)    (0.09)    (0.06)    (0.12)    (0.34)    (0.25)    (0.06)    (0.04)    (0.08)
                         -------   -------   -------   -------   -------   -------   -------   -------   -------
NET ASSET VALUE, END
OF PERIOD                $ 10.00   $ 10.00   $ 10.00   $ 10.00   $ 10.00   $ 10.00   $ 10.00   $ 10.00   $ 10.00
                         =======   =======   =======   =======   =======   =======   =======   =======   =======
TOTAL RETURN (%)(K)         2.60      0.90      0.58      1.18      3.59      2.50      0.60      0.38    0.89(M)
RATIOS AND
SUPPLEMENTAL DATA
Net assets, end of
period (in millions)     $ 2,113   $ 2,186   $ 1,037   $ 1,416   $ 1,485      $231      $186      $183      $202
Ratio of net expenses
to average net assets
(%)                         0.56      0.53      0.55      0.55      0.55      0.76      0.73      0.75    0.75(R)
Ratio of gross
expenses to average
net assets (%)(P)              -         -         -         -         -         -         -         -         -
Ratio of net
investment income
(loss) to average net
assets (%)                  2.63      0.89      0.59      1.17      3.38      2.47      0.62      0.38    0.91(R)

                               MONEY MARKET
                        ---------------------------
                                SERIES III
                        ---------------------------
                         YEARS ENDED DECEMBER 31,
                        ---------------------------
                         2005      2004     2003(A)
                        -------   -------   -------
PER SHARE OPERATING
 PERFORMANCE
NET ASSET VALUE,
BEGINNING OF PERIOD     $ 10.00   $ 10.00   $ 10.00
Net investment income
(loss)(H)                  0.24      0.05       -(J)
                        -------   -------   -------
Total from investment
operations                (0.24)    (0.05)      -(J)
                        -------   -------   -------
LESS DISTRIBUTIONS
From net investment
income                    (0.24)    (0.05)      -(J)
                        -------   -------   -------
                          (0.24)    (0.05)      -(J)
                        -------   -------   -------
NET ASSET VALUE, END
OF PERIOD               $ 10.00   $ 10.00   $ 10.00
                        =======   =======   =======
TOTAL RETURN (%)(K)        2.40      0.46    0.04(M)
RATIOS AND
SUPPLEMENTAL DATA
Net assets, end of
period (in millions)         $6        $3        $2
Ratio of net expenses
to average net assets
(%)                        0.90      0.88    0.90(R)
Ratio of gross
expenses to average
net assets (%)(P)          1.45      3.03    8.15(R)
Ratio of net
investment income
(loss) to average net
assets (%)                 2.37      0.53    0.14(R)

(A) Series II and Series III shares began operations on 1-28-02 and 9-5-03, respectively.
(H)  Based on the average of the shares outstanding.
(J)  Less than $0.01 per share.
(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(M)  Not annualized.
(P) Does not take into consideration expense reductions during the periods shown.
(R)  Annualized.

--------------------------------------------------------------------------------

                                                    MONEY MARKET B
                              ----------------------------------------------------------
                                                      SERIES NAV
                              ----------------------------------------------------------
                                               YEARS ENDED DECEMBER 31,
                              ----------------------------------------------------------
                              2005(F)     2004(G)     2003(G)     2002(G)     2001(C)(G)
                              -------     -------     -------     -------     ----------
PER SHARE OPERATING
 PERFORMANCE
NET ASSET VALUE,
BEGINNING OF PERIOD           $ 1.00      $ 1.00      $ 1.00      $ 1.00      $     1.00
Net investment income
(loss)                        0.03(H)       0.01        0.01        0.01            0.04
                              ------      ------      ------      ------      ----------
Total from investment
operations                      0.03        0.01        0.01        0.01            0.04
                              ------      ------      ------      ------      ----------
LESS DISTRIBUTIONS
From net investment
income                         (0.03)      (0.01)      (0.01)      (0.01)          (0.04)
                              ------      ------      ------      ------      ----------
                               (0.03)      (0.01)      (0.01)      (0.01)          (0.04)
                              ------      ------      ------      ------      ----------
NET ASSET VALUE, END
OF PERIOD                     $ 1.00      $ 1.00      $ 1.00      $ 1.00      $     1.00
                              ======      ======      ======      ======      ==========
TOTAL RETURN (%)(K)           2.97(L)       1.09        0.95        1.48            3.93
RATIOS AND
SUPPLEMENTAL DATA
Net assets, end of
period (in millions)            $442        $472        $682        $918            $746
Ratio of net expenses
to average net assets
(%)                             0.28        0.33        0.31        0.32            0.32
Ratio of gross
expenses to average
net assets (%)                0.50(P)       0.33        0.31        0.32            0.32
Ratio of net
investment income
(loss) to average net
assets (%)                      2.91        1.05        0.95        1.46            3.72

(C) Per share amounts have been restated to reflect a 10-for-1 stock split effective 5-01-01.
(F) Effective 4-29-05, shareholders of the former VST Money Market Fund Series NAV became owners of an equal number of full and fractional Series NAV shares of Money Market B. Additionally, the accounting and performance history of the former VST Money Market Fund Series NAV was redesignated as that of Series NAV shares of Money Market B.
(G)  Audited by previous auditor.
(H)  Based on the average of the shares outstanding.
(K)  Assumes dividend reinvestment.
(L) Total return would have been lower had certain expenses not been reduced during the period shown.
(P) Does not take into consideration expense reductions during the period shown.

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--------------------------------------------------------------------------------

                                             NATURAL RESOURCES
                         ---------------------------------------------------------
                                  SERIES I                      SERIES II
                         ---------------------------   ---------------------------
                          YEARS ENDED DECEMBER 31,      YEARS ENDED DECEMBER 31,
                         ---------------------------   ---------------------------
                          2005      2004     2003(A)    2005      2004     2003(A)
                         -------   -------   -------   -------   -------   -------
PER SHARE OPERATING
 PERFORMANCE
NET ASSET VALUE,
BEGINNING OF PERIOD      $ 21.96   $ 18.00   $ 12.50   $ 21.89   $ 17.98   $ 12.50
Net investment income
(loss)(H)                   0.13      0.12      0.05      0.10      0.08      0.02
Net realized and
unrealized gain (loss)
on investments              9.97      4.19      5.45      9.89      4.17      5.46
                         -------   -------   -------   -------   -------   -------
Total from investment
operations                 10.10      4.31      5.50      9.99      4.25      5.48
                         -------   -------   -------   -------   -------   -------
LESS DISTRIBUTIONS
From net investment
income                         -     (0.02)        -         -     (0.01)        -
From net realized gain     (0.56)    (0.33)        -     (0.56)    (0.33)        -
                         -------   -------   -------   -------   -------   -------
                           (0.56)    (0.35)        -     (0.56)    (0.34)        -
                         -------   -------   -------   -------   -------   -------
NET ASSET VALUE, END
OF PERIOD                $ 31.50   $ 21.96   $ 18.00   $ 31.32   $ 21.89   $ 17.98
                         =======   =======   =======   =======   =======   =======
       TOTAL RETURN
(%)(K)                     46.77     24.32   44.00(M)    46.42     24.05   43.84(M)
RATIOS AND
SUPPLEMENTAL DATA
Net assets, end of
period (in millions)         $15      $226       $90      $204      $318       $75
Ratio of net expenses
to average net assets
(%)                         1.11      1.13    1.21(R)     1.32      1.33    1.41(R)
Ratio of gross
expenses to average
net assets (%)                 -         -         -         -         -         -
Ratio of net
investment income
(loss) to average net
assets (%)                  0.52      0.63    0.54(R)     0.39      0.41    0.23(R)
Portfolio turnover (%)        38        20       23(M)      38        20       23(M)

                                    NATURAL RESOURCES
                         ----------------------------------------
                                 SERIES III            SERIES NAV
                         ---------------------------   ----------
                                                          YEAR
                                                         ENDED
                                                        DECEMBER
                          YEARS ENDED DECEMBER 31,        31,
                         ---------------------------   ----------
                          2005      2004     2003(A)    2005(A)
                         -------   -------   -------   ----------
PER SHARE OPERATING
 PERFORMANCE
NET ASSET VALUE,
BEGINNING OF PERIOD      $ 21.90   $ 18.00   $ 14.72    $ 25.42
Net investment income
(loss)(H)                   0.05      0.04     (0.01)      0.17
Net realized and
unrealized gain (loss)
on investments              9.95      4.22      3.29       6.46
                         -------   -------   -------    -------
Total from investment
operations                 10.00      4.26      3.28       6.63
                         -------   -------   -------    -------
LESS DISTRIBUTIONS
From net investment
income                     (0.02)    (0.03)        -      (0.09)
From net realized gain     (0.56)    (0.33)        -      (0.56)
                         -------   -------   -------    -------
                           (0.58)    (0.36)        -      (0.65)
                         -------   -------   -------    -------
NET ASSET VALUE, END
OF PERIOD                $ 31.32   $ 21.90   $ 18.00    $ 31.40
                         =======   =======   =======    =======
       TOTAL RETURN
(%)(K)                   46.49(L)  24.04(L)  22.28(L)(M)  26.89(M)
RATIOS AND
SUPPLEMENTAL DATA
Net assets, end of
period (in millions)          $2        $1        -(O)     $496
Ratio of net expenses
to average net assets
(%)                         1.48      1.48    1.56(R)    1.06(R)
Ratio of gross
expenses to average
net assets (%)            2.08(P)   2.87(P)  45.65(P)(R)   1.06(R)
Ratio of net
investment income
(loss) to average net
assets (%)                  0.19      0.19     (0.20)(R)   0.75(R)
Portfolio turnover (%)        38        20       23(M)       38

(A) Series I, Series II, Series III and Series NAV shares began operations on 5-5-03, 5-5-03, 9-5-03 and 2-28-05, respectively.
(H) Based on the average of the shares outstanding.
(K) Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(M) Not annualized.
(O) Less than $500,000.
(P) Does not take into consideration expense reductions during the periods shown.
(R) Annualized.

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--------------------------------------------------------------------------------

                                                           OVERSEAS EQUITY
                         ------------------------------------------------------------------------------------
                           SERIES I      SERIES II                           SERIES NAV
                         ------------   ------------   ------------------------------------------------------
                             YEAR           YEAR
                            ENDED          ENDED
                         DECEMBER 31,   DECEMBER 31,                  YEARS ENDED DECEMBER 31,
                         ------------   ------------   ------------------------------------------------------
                           2005(A)        2005(A)      2005(F)    2004(G)    2003(E)(G)   2002(G)    2001(G)
                         ------------   ------------   --------   --------   ----------   --------   --------
PER SHARE OPERATING
 PERFORMANCE
NET ASSET VALUE,
 BEGINNING OF PERIOD       $  10.47       $  10.47     $  10.87   $   9.85    $   7.56    $   9.30   $  11.85
Net investment income
 (loss)(H)                    (0.01)         (0.02)      0.14(H)      0.07        0.08        0.07       0.06
Net realized and
 unrealized gain
 (loss) on investments         2.37           2.32         1.82       1.01        2.34       (1.75)     (2.53)
                           --------       --------     --------   --------    --------    --------   --------
Total from investment
 operations                    2.36           2.30         1.96       1.08        2.42       (1.68)     (2.47)
                           --------       --------     --------   --------    --------    --------   --------
LESS DISTRIBUTIONS
From net investment
 income                           -              -        (0.06)     (0.06)      (0.13)      (0.06)     (0.05)
From net realized gain        (0.26)         (0.26)       (0.26)         -           -           -          -
From capital paid-in              -              -            -          -           -           -      (0.03)
                           --------       --------     --------   --------    --------    --------   --------
                              (0.26)         (0.26)       (0.32)     (0.06)      (0.13)      (0.06)     (0.08)
                           --------       --------     --------   --------    --------    --------   --------
NET ASSET VALUE, END
 OF PERIOD                 $  12.57       $  12.51     $  12.51   $  10.87    $   9.85    $   7.56   $   9.30
                           ========       ========     ========   ========    ========    ========   ========
       TOTAL RETURN
        (%)(K)              22.75(M)       22.17(M)       18.31    11.02(L)    32.36(L)     (18.22)(L)   (20.93)(L)
RATIOS AND
 SUPPLEMENTAL DATA
Net assets, end of
 period (in millions)            -(O)           $5         $244       $245        $126         $87        $84
Ratio of net expenses
 to average net assets
 (%)                         1.69(R)        1.87(R)        1.33       1.53        1.23        1.24       1.00
Ratio of gross
expenses to average
net assets (%)                                             1.33     1.64(P)     1.44(P)     1.55(P)    1.16(P)
Ratio of net
investment income
(loss) to average net
assets (%)                    (0.13)(R)      (0.24)(R)     1.22       0.24        0.95        0.69       0.64
Portfolio turnover (%)           34             34           34      103(X)         41        78(X)        33

(A)  Series I and Series II shares began operations on 4-29-05.
(E)  Certain amounts have been reclassified to permit comparison.
(F) Effective 4-29-05, shareholders of the former VST Overseas Equity B Fund Series NAV became owners of an equal number of full and fractional Series NAV shares of Overseas Equity. Additionally, the accounting and performance history of the former VST Overseas Equity B Fund Series NAV was redesignated as that of Series NAV shares of Overseas Equity.
(G)  Audited by previous auditor.
(H)  Based on the average of the shares outstanding.
(J)  Less than $0.01 per share.
(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(M)  Not annualized.
(O)  Less than $500,000.
(P) Does not take into consideration expense reductions during the periods shown.
(R)  Annualized.
(X)  Excludes merger activity.

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FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                               PACIFIC RIM
                         ---------------------------------------------------------------------------------------
                                            SERIES I                                     SERIES II
                         -----------------------------------------------   -------------------------------------
                                    YEARS ENDED DECEMBER 31,                     YEARS ENDED DECEMBER 31,
                         -----------------------------------------------   -------------------------------------
                          2005      2004      2003      2002      2001      2005      2004      2003     2002(A)
                         -------   -------   -------   -------   -------   -------   -------   -------   -------
PER SHARE OPERATING
 PERFORMANCE
NET ASSET VALUE,
 BEGINNING OF PERIOD     $  9.50   $  8.14   $  5.81   $  6.65   $  8.20   $  9.47   $  8.12   $  5.81   $  6.63
Net investment income
 (loss)(H)                  0.11      0.05      0.05      0.02      0.02      0.09      0.03      0.03     (0.02)
Net realized and
 unrealized gain
 (loss) on investments      2.31      1.35      2.29     (0.85)    (1.54)     2.30      1.36      2.30     (0.79)
                         -------   -------   -------   -------   -------   -------   -------   -------   -------
Total from investment
 operations                 2.42      1.40      2.34     (0.83)    (1.52)     2.39      1.39      2.33     (0.81)
                         -------   -------   -------   -------   -------   -------   -------   -------   -------
LESS DISTRIBUTIONS
From net investment
 income                    (0.08)    (0.04)    (0.01)    (0.01)    (0.03)    (0.07)    (0.04)    (0.02)    (0.01)
                         -------   -------   -------   -------   -------   -------   -------   -------   -------
                           (0.08)    (0.04)    (0.01)    (0.01)    (0.03)    (0.07)    (0.04)    (0.02)    (0.01)
                         -------   -------   -------   -------   -------   -------   -------   -------   -------
NET ASSET VALUE, END
 OF PERIOD               $ 11.84   $  9.50   $  8.14   $  5.81   $  6.65   $ 11.79   $  9.47   $  8.12   $  5.81
                         =======   =======   =======   =======   =======   =======   =======   =======   =======
       TOTAL RETURN
        (%)(K)             25.75     17.19     40.37    (12.53)   (18.57)    25.42     17.09     40.17    (12.27)(M)
RATIOS AND
 SUPPLEMENTAL DATA
Net assets, end of
 period (in millions)       $118       $80       $67       $46       $56       $51       $28       $20        $4
Ratio of net expenses
to average net assets
(%)                         1.09      1.13      1.28      1.23      1.23      1.29      1.33      1.48    1.43(R)
Ratio of gross
expenses to average
net assets (%)                 -         -         -         -         -         -         -         -         -
Ratio of net
investment income
(loss) to average net
assets (%)                  1.12      0.52      0.80      0.24      0.32      0.87      0.31      0.38     (0.28)(R)
Portfolio turnover (%)        26        43        57        28        76        26        43        57        28

                                               PACIFIC RIM
                              ----------------------------------------------
                                       SERIES III                SERIES NAV
                              -----------------------------     ------------
                                                                    YEAR
                                                                   ENDED
                                YEARS ENDED DECEMBER 31,        DECEMBER 31,
                              -----------------------------     ------------
                               2005       2004      2003(A)       2005(A)
                              ------     ------     -------     ------------
PER SHARE OPERATING
 PERFORMANCE
NET ASSET VALUE,
 BEGINNING OF PERIOD          $ 9.47     $ 8.14     $ 7.35         $ 9.36
Net investment income
 (loss)(H)                      0.05        -(J)     (0.02)          0.06
Net realized and
 unrealized gain
 (loss) on investments          2.29       1.37       0.81           2.46
                              ------     ------     ------         ------
Total from investment
 operations                     2.34       1.37       0.79           2.52
                              ------     ------     ------         ------
LESS DISTRIBUTIONS
From net investment
 income                        (0.07)     (0.04)         -              -
                              ------     ------     ------         ------
                               (0.07)     (0.04)         -              -
                              ------     ------     ------         ------
NET ASSET VALUE, END
 OF PERIOD                    $11.74     $ 9.47     $ 8.14         $11.88
                              ======     ======     ======         ======
       TOTAL RETURN
        (%)(K)                24.91(L)   16.87(L)   10.75(L)(M)   26.92(M)
RATIOS AND
 SUPPLEMENTAL DATA
Net assets, end of
 period (in millions)             $1        -(O)       -(O)            $6
Ratio of net expenses
to average net assets
(%)                             1.48       1.48     1.63(R)        1.05(R)
Ratio of gross
expenses to average
net assets (%)                2.76(P)    5.34(P)    22.22(P)(R)    1.05(R)
Ratio of net
investment income
(loss) to average net
assets (%)                      0.45       0.03      (0.74)(R)     0.82(R)
Portfolio turnover (%)            26         43         57             26

(A) Series I, Series II, Series III and Series NAV shares began operations on 5-5-03, 5-5-03, 9-5-03 and 4-29-05, respectively.
(H)  Based on the average of the shares outstanding.
(J)  Less than $0.01 per share.
(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(M)  Not annualized.
(O)  Less than $500,000.
(P) Does not take into consideration expense reductions during the periods shown.
(R)  Annualized.

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--------------------------------------------------------------------------------

                                                  QUANTITATIVE ALL CAP
                                              -----------------------------

                                                        SERIES I
                                              -----------------------------
                                                YEARS ENDED DECEMBER 31,
                                              -----------------------------
                                               2005       2004      2003(A)
                                              ------     ------     -------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD          $16.64     $15.05     $12.50
Net investment income (loss)(H)                 0.13       0.16       0.02
Net realized and unrealized gain (loss) on
investments                                     1.27       2.02       3.04
                                              ------     ------     ------

Total from investment operations                1.40       2.18       3.06
                                              ------     ------     ------

LESS DISTRIBUTIONS
From net investment income                     (0.14)     (0.11)     (0.51)
From net realized gain                         (1.35)     (0.48)         -
                                              ------     ------     ------

                                               (1.49)     (0.59)     (0.51)
                                              ------     ------     ------

NET ASSET VALUE, END OF PERIOD                $16.55     $16.64     $15.05
                                              ======     ======     ======

       TOTAL RETURN (%)(K)                      8.58      14.91     24.49(L)(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)         $300       $327         $2
Ratio of net expenses to average net assets
(%)                                             0.82       0.81      1.30(R)
Ratio of gross expenses to average net
assets (%)                                      0.82       0.81      2.59(P)(R)
Ratio of net investment income (loss) to
average net assets (%)                          0.77       1.05      0.18(R)
Portfolio turnover (%)                           133        158        96(M)

                                                  QUANTITATIVE ALL CAP
                                              -----------------------------

                                                        SERIES II
                                              -----------------------------
                                                YEARS ENDED DECEMBER 31,
                                              -----------------------------
                                               2005       2004      2003(A)
                                              ------     ------     -------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD          $16.63     $15.05     $ 12.50
Net investment income (loss)(H)                 0.10       0.09          -(J)
Net realized and unrealized gain (loss) on
investments                                     1.27       2.06        3.05
                                              ------     ------     -------
Total from investment operations                1.37       2.15        3.05
                                              ------     ------     -------
LESS DISTRIBUTIONS
From net investment income                     (0.12)     (0.09)      (0.50)
From net realized gain                         (1.35)     (0.48)          -
                                              ------     ------     -------
                                               (1.47)     (0.57)      (0.50)
                                              ------     ------     -------
NET ASSET VALUE, END OF PERIOD                $16.53     $16.63     $ 15.05
                                              ======     ======     =======
       TOTAL RETURN (%)(K)                      8.36      14.67      24.38(L)(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)           $6         $5          $3
Ratio of net expenses to average net assets
(%)                                             1.02       1.13       1.50(R)
Ratio of gross expenses to average net
assets (%)                                      1.02       1.13       2.81(P)(R)
Ratio of net investment income (loss) to
average net assets (%)                          0.58       0.60       (0.02)(R)
Portfolio turnover (%)                           133        158         96(M)

                                                  QUANTITATIVE ALL CAP
                                              -----------------------------

                                                       SERIES III
                                              -----------------------------
                                                YEARS ENDED DECEMBER 31,
                                              -----------------------------
                                               2005       2004       2003
                                              ------     ------     -------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD          $16.64     $15.05     $ 14.08
Net investment income (loss)(H)                 0.07       0.16        0.06
Net realized and unrealized gain (loss) on
investments                                     1.29       2.02        1.41
                                              ------     ------     -------
Total from investment operations                1.36       2.18        1.47
                                              ------     ------     -------
LESS DISTRIBUTIONS
From net investment income                     (0.09)     (0.11)      (0.50)
From net realized gain                         (1.35)     (0.48)          -
                                              ------     ------     -------
                                               (1.44)     (0.59)      (0.50)
                                              ------     ------     -------
NET ASSET VALUE, END OF PERIOD                $16.56     $16.64     $ 15.05
                                              ======     ======     =======
       TOTAL RETURN (%)(K)                     8.33(L)   14.87(L)    10.42(L)(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)           $1         $1          -(O)
Ratio of net expenses to average net assets
(%)                                             1.17       1.18       1.65(R)
Ratio of gross expenses to average net
assets (%)                                     1.81(P)    1.77(P)   347.32(P)(R)
Ratio of net investment income (loss) to
average net assets (%)                          0.44       1.08       1.30(R)
Portfolio turnover (%)                           133        158         96(M)

                                              QUANTITATIVE ALL CAP
                                              ------------
                                               SERIES NAV
                                              ------------
                                               YEAR ENDED
                                              DECEMBER 31,
                                              ------------
                                                2005(A)
                                              ------------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD          $      15.38
Net investment income (loss)(H)                       0.11
Net realized and unrealized gain (loss) on
investments                                           2.26
                                              ------------
Total from investment operations                      2.37
                                              ------------
LESS DISTRIBUTIONS
From net investment income                           (0.16)
From net realized gain                               (1.00)
                                              ------------
                                                     (1.16)
                                              ------------
NET ASSET VALUE, END OF PERIOD                       16.59
                                              ============
       TOTAL RETURN (%)(K)                          15.35((M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                 -(O)
Ratio of net expenses to average net assets
(%)                                                  0.78(R)
Ratio of gross expenses to average net
assets (%)                                           0.78(R)
Ratio of net investment income (loss) to
average net assets (%)                               0.88(R)
Portfolio turnover (%)                                 133

(A) Series I, Series II, Series III and Series NAV shares began operations on 5-5-03, 5-5-03, 9-5-03 and 4-29-05, respectively.
(H)  Based on the average of the shares outstanding.
(J)  Less than $0.01 per share.
(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(M)  Not annualized.
(O)  Less than $500,000.
(P) Does not take into consideration expense reductions during the periods shown.
(R)  Annualized.

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FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                  QUANTITATIVE MID CAP
                                                ---------------------------------------------------------

                                                                        SERIES I
                                                ---------------------------------------------------------

                                                                YEARS ENDED DECEMBER 31,
                                                ---------------------------------------------------------
                                                 2005        2004        2003         2002        2001(A)
                                                -------     -------     ------       ------       -------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD            $ 12.92     $ 10.93     $ 7.89       $10.20       $ 12.50
Net investment income (loss)(H)                   (0.01)      (0.01)     (0.01)       (0.01)           -(J)
Net realized and unrealized gain (loss) on
investments                                        1.77        2.00       3.05        (2.30)        (2.30)
                                                -------     -------     ------       ------       -------

Total from investment operations                   1.76        1.99       3.04        (2.31)        (2.30)
                                                -------     -------     ------       ------       -------

NET ASSET VALUE, END OF PERIOD                  $ 14.68     $ 12.92     $10.93       $ 7.89       $ 10.20
                                                =======     =======     ======       ======       =======

       TOTAL RETURN (%)                           13.62       18.21      38.53       (22.65)       (18.40)(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)             $18        $132       $110          $78          $100
Ratio of net expenses to average net assets
(%)                                                0.89        0.89       0.90         0.90        0.90(R)
Ratio of net investment income (loss) to
average net assets (%)                            (0.06)      (0.11)     (0.10)       (0.07)        (0.07)(R)
Portfolio turnover (%)                              110         157        107          273          320(M)

                                                          QUANTITATIVE MID CAP
                                                -----------------------------------------

                                                                SERIES II
                                                -----------------------------------------

                                                        YEARS ENDED DECEMBER 31,
                                                -----------------------------------------
                                                 2005        2004       2003      2002(A)
                                                -------     ------     ------     -------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD            $ 12.85     $10.90     $ 7.88     $ 10.03
Net investment income (loss)(H)                   (0.04)     (0.03)     (0.03)      (0.02)
Net realized and unrealized gain (loss) on
investments                                        1.76       1.98       3.05       (2.13)
                                                -------     ------     ------     -------
Total from investment operations                   1.72       1.95       3.02       (2.15)
                                                -------     ------     ------     -------
NET ASSET VALUE, END OF PERIOD                  $ 14.57     $12.85     $10.90     $  7.88
                                                =======     ======     ======     =======
       TOTAL RETURN (%)                           13.39      17.89      38.32      (21.44)(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)             $16        $12         $7          $2
Ratio of net expenses to average net assets
(%)                                                1.13       1.09       1.10      1.10(R)
Ratio of net investment income (loss) to
average net assets (%)                            (0.29)     (0.30)     (0.30)      (0.31)(R)
Portfolio turnover (%)                              110        157        107         273

                                                QUANTITATIVE MID CAP
                                                --------
                                                 SERIES
                                                  NAV
                                                --------
                                                  YEAR
                                                 ENDED
                                                DECEMBER
                                                  31,
                                                --------
                                                2005(A)
                                                --------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD            $ 12.46
Net investment income (loss)(H)                      -(J)
Net realized and unrealized gain (loss) on
investments                                        2.23
                                                -------
Total from investment operations                   2.23
                                                -------
NET ASSET VALUE, END OF PERIOD                  $ 14.69
                                                =======
       TOTAL RETURN (%)                         17.90(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)             $12
Ratio of net expenses to average net assets
(%)                                              1.05(R)
Ratio of net investment income (loss) to
average net assets (%)                            (0.01)(R)
Portfolio turnover (%)                              110

(A) Series I, Series II and Series NAV shares began operations on 4-30-01, 1-28-02 and 4-29-05, respectively.
(H)  Based on the average of the shares outstanding.
(J)  Less than $0.01 per share.
(M)  Not annualized.
(R)  Annualized.

--------------------------------------------------------------------------------

                                                                                QUANTITATIVE VALUE
                                                               ----------------------------------------------------
                                                                                                            SERIES
                                                                   SERIES I              SERIES II           NAV
                                                               -----------------   ---------------------   --------
                                                                                                             YEAR
                                                                                                            ENDED
                                                                  YEARS ENDED           YEARS ENDED        DECEMBER
                                                                 DECEMBER 31,          DECEMBER 31,          31,
                                                               -----------------   ---------------------   --------
                                                               2005(A)   2004(A)    2005        2004       2005(A)
                                                               -------   -------   ------   ------------   --------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                           $14.67    $12.50    $14.66      $12.50       $14.94
Net investment income (loss)(H)                                  0.17      0.10      0.11        0.08         0.18
Net realized and unrealized gain (loss) on investments           1.11      2.07      1.12        2.08         0.83
                                                               ------    ------    ------      ------       ------
Total from investment operations                                 1.28      2.17      1.23        2.16         1.01
                                                               ------    ------    ------      ------       ------
LESS DISTRIBUTIONS
From net investment income                                      (0.08)        -         -           -        (0.09)
From net realized gain                                          (0.71)        -     (0.71)          -        (0.17)
                                                               ------    ------    ------      ------       ------
                                                                (0.79)        -     (0.71)          -        (0.80)
                                                               ------    ------    ------      ------       ------
NET ASSET VALUE, END OF PERIOD                                 $15.16    $14.67    $15.18      $14.66       $15.15
                                                               ======    ======    ======      ======       ======
       TOTAL RETURN (%)(K)                                       9.19    17.36(M)    8.82       17.28(M)    7.26(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                            $1      $183        $3         $43         $191
Ratio of net expenses to average net assets (%)                  0.80    0.83(R)     1.00      1.03(R)      0.76(R)
Ratio of net investment income (loss) to average net assets
 (%)                                                             1.23    1.13(R)     0.78      0.96(R)      1.50(R)
Portfolio turnover (%)                                            225      108(M)     225        108(M)        225

(A) Series I, Series II and Series NAV shares began operations on 5-3-04, 5-3-04 and 2-28-05, respectively.
(H)  Based on the average of the shares outstanding.
(K)  Assumes dividend reinvestment.
(M)  Not annualized.
(R)  Annualized.

JOHN HANCOCK TRUST

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                         REAL ESTATE SECURITIES
                         ---------------------------------------------------------------------------------------
                                            SERIES I                                     SERIES II
                         -----------------------------------------------   -------------------------------------
                                    YEARS ENDED DECEMBER 31,                     YEARS ENDED DECEMBER 31,
                         -----------------------------------------------   -------------------------------------
                          2005      2004      2003      2002      2001      2005      2004      2003     2002(A)
                         -------   -------   -------   -------   -------   -------   -------   -------   -------
PER SHARE OPERATING
 PERFORMANCE
NET ASSET VALUE,
BEGINNING OF PERIOD      $ 26.81   $ 20.85   $ 15.44   $ 15.52   $ 15.57   $ 26.69   $ 20.79   $ 15.43   $ 15.44
Net investment income
(loss)(H)                   0.79      0.76      0.69      0.83      0.75      0.71      0.74      0.60      0.85
Net realized and
unrealized gain (loss)
on investments              1.61      5.74      5.20     (0.38)    (0.30)     1.65      5.69      5.25     (0.33)
                         -------   -------   -------   -------   -------   -------   -------   -------   -------
Total from investment
operations                  2.40      6.50      5.89      0.45      0.45      2.36      6.43      5.85      0.52
                         -------   -------   -------   -------   -------   -------   -------   -------   -------
LESS DISTRIBUTIONS
From net investment
income                     (0.55)    (0.54)    (0.48)    (0.53)    (0.50)    (0.42)    (0.53)    (0.49)    (0.53)
From net realized gain     (3.79)        -         -         -         -     (3.79)        -         -         -
                         -------   -------   -------   -------   -------   -------   -------   -------   -------
                           (4.34)    (0.54)    (0.48)    (0.53)    (0.50)    (4.21)    (0.53)    (0.49)    (0.53)
                         -------   -------   -------   -------   -------   -------   -------   -------   -------
NET ASSET VALUE, END
OF PERIOD                $ 24.87   $ 26.81   $ 20.85   $ 15.44   $ 15.52   $ 24.84   $ 26.69   $ 20.79   $ 15.43
                         =======   =======   =======   =======   =======   =======   =======   =======   =======
       TOTAL RETURN
(%)(K)                     11.85     32.04     39.15      2.58      3.15     11.65     31.77     38.93    3.05(M)
RATIOS AND
SUPPLEMENTAL DATA
Net assets, end of
period (in millions)        $265      $612      $448      $303      $221      $131      $374      $168       $49
Ratio of net expenses
to average net assets
(%)                         0.81      0.80      0.80      0.84      0.83      1.00      1.00      1.00    1.04(R)
Ratio of gross
expenses to average
net assets (%)                 -         -         -         -         -         -         -         -         -
Ratio of net
investment income
(loss) to average net
assets (%)                  3.31      3.38      3.93      5.28      4.96      2.92      3.29      3.33    6.03(R)
Portfolio turnover (%)      92(X)       82        30        74       116      92(X)       82        30        74

                                          REAL ESTATE SECURITIES
                              ----------------------------------------------
                                       SERIES III                SERIES NAV
                              -----------------------------     ------------
                                                                    YEAR
                                                                   ENDED
                                YEARS ENDED DECEMBER 31,        DECEMBER 31,
                              -----------------------------     ------------
                               2005       2004      2003(A)       2005(A)
                              ------     ------     -------     ------------
PER SHARE OPERATING
 PERFORMANCE
NET ASSET VALUE,
BEGINNING OF PERIOD           $26.71     $20.85     $18.87         $25.30
Net investment income
(loss)(H)                       0.77       0.85       0.12           0.78
Net realized and
unrealized gain (loss)
on investments                  1.53       5.57       1.86           3.14
                              ------     ------     ------         ------
Total from investment
operations                      2.30       6.42       1.98           3.92
                              ------     ------     ------         ------
LESS DISTRIBUTIONS
From net investment
income                         (0.54)     (0.56)         -          (0.60)
From net realized gain         (3.79)         -          -          (3.79)
                              ------     ------     ------         ------
                               (4.33)     (0.56)         -          (4.39)
                              ------     ------     ------         ------
NET ASSET VALUE, END
OF PERIOD                     $24.68     $26.71     $20.85         $24.83
                              ======     ======     ======         ======
       TOTAL RETURN
(%)(K)                        11.47(L)   31.68(L)   10.49(L)(M)   18.62(M)
RATIOS AND
SUPPLEMENTAL DATA
Net assets, end of
period (in millions)              $2         $2        -(O)          $828
Ratio of net expenses
to average net assets
(%)                             1.16       1.15     1.15(R)        0.75(R)
Ratio of gross
expenses to average
net assets (%)                1.79(P)    2.45(P)    11.07(P)(R)    0.75(R)
Ratio of net
investment income
(loss) to average net
assets (%)                      3.17       3.64     1.94(R)        3.87(R)
Portfolio turnover (%)          92(X)        82         30           92(X)

(A) Series II, Series III and Series NAV shares began operations on 1-28-02, 9-5-03 and 2-28-05, respectively.
(H) Based on the average of the shares outstanding.
(K) Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(M) Not annualized.
(O) Less than $500,000.
(P) Does not take into consideration expense reductions during the periods shown.
(R) Annualized.
(X) Excludes merger activity.

JOHN HANCOCK TRUST

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                     REAL RETURN BOND
                              ---------------------------------------------------------------
                                        SERIES I                          SERIES II
                              -----------------------------     -----------------------------
                                YEARS ENDED DECEMBER 31,          YEARS ENDED DECEMBER 31,
                              -----------------------------     -----------------------------
                               2005       2004      2003(A)      2005       2004      2003(A)
                              ------     ------     -------     ------     ------     -------
PER SHARE OPERATING
 PERFORMANCE
NET ASSET VALUE,
 BEGINNING OF PERIOD          $14.00     $13.11     $12.50      $13.95     $13.10     $12.50
Net investment income
 (loss)(H)                      0.27       0.09       0.08        0.29       0.06       0.06
Net realized and
 unrealized gain
 (loss) on investments         (0.08)      1.08       0.53       (0.13)      1.07       0.54
                              ------     ------     ------      ------     ------     ------
Total from investment
 operations                     0.19       1.17       0.61        0.16       1.13       0.60
                              ------     ------     ------      ------     ------     ------
LESS DISTRIBUTIONS
From net investment
 income                            -      (0.06)         -       (0.02)     (0.06)         -
From net realized gain         (0.64)     (0.22)         -       (0.64)     (0.22)         -
                              ------     ------     ------      ------     ------     ------
                               (0.64)     (0.28)         -       (0.66)     (0.28)         -
                              ------     ------     ------      ------     ------     ------
NET ASSET VALUE, END
 OF PERIOD                    $13.55     $14.00     $13.11      $13.45     $13.95     $13.10
                              ======     ======     ======      ======     ======     ======
       TOTAL RETURN
        (%)(K)                  1.44       9.06     4.88(M)       1.21       8.73     4.80(M)
RATIOS AND
 SUPPLEMENTAL DATA
Net assets, end of
 period (in millions)             $4       $196       $137        $145       $343       $142
Ratio of net expenses
 to average net assets
 (%)                            0.81       0.82     0.83(R)       1.02       1.02     1.03(R)
Ratio of gross
 expenses to average
 net assets (%)                    -          -          -           -          -          -
Ratio of net
investment income
(loss) to average net
assets (%)                      1.93       0.68     1.00(R)       2.14       0.50     0.67(R)
Portfolio turnover (%)           1,23)      1,15)    574(M)        1,23)      1,15)    574(M)

                                            REAL RETURN BOND
                              --------------------------------------------
                                       SERIES III               SERIES NAV
                              -----------------------------     ----------
                                                                   YEAR
                                                                  ENDED
                                                                 DECEMBER
                                YEARS ENDED DECEMBER 31,           31,
                              -----------------------------     ----------
                               2005       2004      2003(A)      2005(A)
                              ------     ------     -------     ----------
PER SHARE OPERATING
 PERFORMANCE
NET ASSET VALUE,
 BEGINNING OF PERIOD          $13.95     $13.11     $12.41        $13.93
Net investment income
 (loss)(H)                      0.24       0.06       0.01          0.31
Net realized and
 unrealized gain
 (loss) on investments         (0.11)      1.07       0.69         (0.05)
                              ------     ------     ------        ------
Total from investment
 operations                     0.13       1.13       0.70          0.26
                              ------     ------     ------        ------
LESS DISTRIBUTIONS
From net investment
 income                            -      (0.07)         -         (0.10)
From net realized gain         (0.64)     (0.22)         -         (0.64)
                              ------     ------     ------        ------
                               (0.64)     (0.29)         -         (0.74)
                              ------     ------     ------        ------
NET ASSET VALUE, END
 OF PERIOD                    $13.44     $13.95     $13.11        $13.45
                              ======     ======     ======        ======
       TOTAL RETURN
        (%)(K)                1.00(L)    8.75(L)    5.64(L)(M)    1.95(M)
RATIOS AND
 SUPPLEMENTAL DATA
Net assets, end of
 period (in millions)            -(O)        $1        -(O)         $542
Ratio of net expenses
 to average net assets
 (%)                            1.16       1.17     1.18(R)       0.76(T)
Ratio of gross
 expenses to average
 net assets (%)               2.90(P)    2.99(P)    14.88(P)(R)   0.76(T)
Ratio of net
investment income
(loss) to average net
assets (%)                      1.71       0.43     0.20(R)       2.70(T)
Portfolio turnover (%)           1,23)      1,15)    574(M)        1,239

(A) Series I, Series II, Series III and Series NAV shares began operations on 5-5-03, 5-5-03, 9-5-03 and 2-28-05, respectively.
(H)  Based on the average of the shares outstanding.
(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(M)  Not annualized.
(O)  Less than $500,000.
(P) Does not take into consideration expense reductions during the periods shown.
(R)  Annualized.
(Y)  Includes the effect of dollar roll transactions, if any.

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FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                    SCIENCE & TECHNOLOGY
                              -------------------------------------------------------------------------------------------------
                                                   SERIES I                                           SERIES II
                              ---------------------------------------------------     -----------------------------------------
                                           YEARS ENDED DECEMBER 31,                           YEARS ENDED DECEMBER 31,
                              ---------------------------------------------------     -----------------------------------------
                               2005       2004       2003       2002        2001       2005       2004        2003      2002(A)
                              ------     ------     ------     -------     ------     ------     -------     ------     -------
PER SHARE OPERATING
 PERFORMANCE
NET ASSET VALUE,
BEGINNING OF PERIOD           $11.53     $11.43     $ 7.60     $ 12.83     $23.24     $11.51     $ 11.42     $ 7.59     $12.61
Net investment income
(loss)(H)                      (0.07)     (0.03)     (0.07)      (0.08)     (0.13)     (0.09)      (0.05)     (0.10)     (0.08)
Net realized and
unrealized gain (loss)
on investments                  0.31       0.13       3.90       (5.15)     (9.36)      0.30        0.14       3.93      (4.94)
                              ------     ------     ------     -------     ------     ------     -------     ------     ------
Total from investment
operations                      0.24       0.10       3.83       (5.23)     (9.49)      0.21        0.09       3.83      (5.02)
                              ------     ------     ------     -------     ------     ------     -------     ------     ------
LESS DISTRIBUTIONS
From net realized gain             -          -          -           -      (0.92)         -           -          -          -
                              ------     ------     ------     -------     ------     ------     -------     ------     ------
                                   -          -          -           -      (0.92)         -           -          -          -
                              ------     ------     ------     -------     ------     ------     -------     ------     ------
NET ASSET VALUE, END
OF PERIOD                     $11.77     $11.53     $11.43     $  7.60     $12.83     $11.72     $ 11.51     $11.42     $ 7.59
                              ======     ======     ======     =======     ======     ======     =======     ======     ======
       TOTAL RETURN
(%)(K)(L)                       2.08       0.87      50.39      (40.76)    (41.25)      1.82        0.79      50.46     (39.81)(M)
RATIOS AND
SUPPLEMENTAL DATA
Net assets, end of
period (in millions)            $403       $490       $558        $359       $730        $62         $71        $66        $11
Ratio of net expenses
to average net assets
(%)                             1.14       1.13     1.16(T)       1.15       1.15       1.34        1.33     1.36(T)    1.35(R)
Ratio of gross
expenses to average
net assets (%)(P)               1.17       1.16     1.19(T)       1.17       1.16       1.37        1.36     1.39(T)    1.37(R)
Ratio of net
investment income
(loss) to average net
assets (%)                     (0.59)     (0.28)     (0.79)      (0.87)     (0.80)     (0.79)      (0.42)     (0.99)     (1.07)(R)
Portfolio turnover (%)            54         55        56(X)        59        144         54          55        56(X)       59

                                          SCIENCE & TECHNOLOGY
                              --------------------------------------------
                                       SERIES III               SERIES NAV
                              -----------------------------     ----------
                                                                   YEAR
                                                                  ENDED
                                                                 DECEMBER
                                YEARS ENDED DECEMBER 31,           31,
                              -----------------------------     ----------
                               2005       2004      2003(A)      2005(A)
                              ------     ------     -------     ----------
PER SHARE OPERATING
 PERFORMANCE
NET ASSET VALUE,
BEGINNING OF PERIOD           $11.53     $11.43     $10.61       $ 10.45
Net investment income
(loss)(H)                      (0.11)      0.07      (0.03)        (0.05)
Net realized and
unrealized gain (loss)
on investments                  0.32       0.03       0.85          1.38
                              ------     ------     ------       -------
Total from investment
operations                      0.21       0.10       0.82          1.33
                              ------     ------     ------       -------
LESS DISTRIBUTIONS
From net realized gain             -          -          -             -
                              ------     ------     ------       -------
                                   -          -          -             -
                              ------     ------     ------       -------
NET ASSET VALUE, END
OF PERIOD                     $11.74     $11.53     $11.43       $ 11.78
                              ======     ======     ======       =======
       TOTAL RETURN
(%)(K)(L)                       1.82       0.87     7.73(M)      12.73(M)
RATIOS AND
SUPPLEMENTAL DATA
Net assets, end of
period (in millions)              $2         $1         -(O)          -(O)
Ratio of net expenses
to average net assets
(%)                             1.50       1.48     1.51(R)       1.10(R)
Ratio of gross
expenses to average
net assets (%)(P)               2.04       3.21     15.13(R)      1.13(R)
Ratio of net
investment income
(loss) to average net
assets (%)                     (0.94)      0.69      (1.00)(R)     (0.58)(R)
Portfolio turnover (%)            54         55         56            54

(A) Series II, Series III and Series NAV shares began operations on 1-28-02, 9-5-03, and 4-29-05, respectively.
(H) Based on the average of the shares outstanding.
(K) Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(M) Not annualized.
(O) Less than $500,000.
(P) Does not take into consideration expense reductions during the periods shown.
(R) Annualized.
(T) The ratios of gross and net operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.18% and 1.15% for Series I and 1.38% and 1.35%, for Series II, respectively.
(X) Excludes merger activity.

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FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                            SHORT-TERM BOND
                         -----------------------------------------------------
                                              SERIES NAV
                         -----------------------------------------------------
                                       YEARS ENDED DECEMBER 31,
                         -----------------------------------------------------
                         2005(F)   2004(G)   2003(E)(G)   2002(E)(G)   2001(G)
                         -------   -------   ----------   ----------   -------
PER SHARE OPERATING
 PERFORMANCE
NET ASSET VALUE,
BEGINNING OF PERIOD      $  9.93   $ 10.13    $ 10.23      $ 10.11     $  9.86
Net investment income
(loss)(H)                   0.31      0.30       0.37         0.44        0.52
Net realized and
unrealized gain (loss)
on investments             (0.11)    (0.15)     (0.10)        0.12        0.26
                         -------   -------    -------      -------     -------
Total from investment
 operations                 0.20      0.15       0.27         0.56        0.78
                         -------   -------    -------      -------     -------
LESS DISTRIBUTIONS
From net investment
income                     (0.15)    (0.30)     (0.35)       (0.41)      (0.53)
From net realized gain         -         -        - (J)          -           -
From capital paid-in           -     (0.05)     (0.02)       (0.03)          -
                         -------   -------    -------      -------     -------
                           (0.15)    (0.35)     (0.37)       (0.44)      (0.53)
                         -------   -------    -------      -------     -------
NET ASSET VALUE, END
OF PERIOD                $  9.98   $  9.93    $ 10.13      $ 10.23     $ 10.11
                         =======   =======    =======      =======     =======
       TOTAL RETURN
(%)(K)                      2.07      1.42       2.76         5.67        8.09
RATIOS AND
SUPPLEMENTAL DATA
Net assets, end of
period (in millions)        $207      $253       $260         $241        $149
Ratio of net expenses
to average net assets
(%)                         0.72      0.69       0.67         0.68        0.48
Ratio of net
investment income
(loss) to average net
assets (%)                  3.08      2.96       3.68         4.29      5.20(U)
Portfolio turnover (%)        36        39         59           97          86

(E)  Certain amounts have been reclassified to permit comparison.
(F) Effective 4-29-05, shareholders of the former VST Short-Term Bond Fund Series NAV became owners of an equal number of full and fractional Series NAV shares of the Short-Term Bond. Additionally, the accounting and performance history of the former VST Short-Term Bond Fund Series NAV was redesignated as that of Series NAV shares of Short-Term Bond.
(G)  Audited by previous auditor.
(H)  Based on the average of the shares outstanding.
(J)  Less than $0.01 per share.
(K)  Assumes dividend reinvestment.
(U) Had the Fund not amortized premiums and accreted discounts on debt securities, the annualized ratio of net investment income to average net assets would have been 5.32% for the year ended 12-31-01.

--------------------------------------------------------------------------------

                                                                              SMALL CAP
                                                              ------------------------------------------
                                                                SERIES I      SERIES II      SERIES NAV
                                                              ------------   ------------   ------------
                                                                  YEAR           YEAR           YEAR
                                                                 ENDED          ENDED          ENDED
                                                              DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                              ------------   ------------   ------------
                                                                2005(A)        2005(A)        2005(A)
                                                              ------------   ------------   ------------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                             $12.50         $12.50         $12.50
Net investment income (loss)(H)                                   (0.06)         (0.07)         (0.05)
Net realized and unrealized gain (loss) on investments             1.86           1.87           1.86
                                                                 ------         ------         ------
Total from investment operations                                   1.80           1.80           1.81
                                                                 ------         ------         ------
NET ASSET VALUE, END OF PERIOD                                   $14.30         $14.30         $14.31
                                                                 ======         ======         ======
       TOTAL RETURN %                                           14.40(M)       14.40(M)       14.48(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                              $1             $1           $146
Ratio of net expenses to average net assets (%)                  0.97(R)        1.18(R)        0.92(R)
Ratio of net investment income (loss) to average net assets
(%)                                                               (0.58)(R)      (0.76)(R)      (0.49)(R)
Portfolio turnover (%)                                            129(M)         129(M)         129(M)

(A)  Series I, Series II and Series NAV shares began operations on 4-29-05.
(H)  Based on the average of the shares outstanding.
(M)  Not annualized.
(R)  Annualized.

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FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                       SMALL CAP GROWTH
                                     ------------------------------------------------------------------------------------
                                        SERIES         SERIES
                                          I              II                              SERIES NAV
                                     ------------   ------------   ------------------------------------------------------
                                         YEAR           YEAR
                                        ENDED          ENDED
                                     DECEMBER 31,   DECEMBER 31,                  YEARS ENDED DECEMBER 31,
                                     ------------   ------------   ------------------------------------------------------
                                       2005(A)        2005(A)      2005(F)   2004(G)   2003(E)(G)   2002(G)       2001(G)
                                     ------------   ------------   -------   -------   ----------   -------       -------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
 PERIOD                                 $ 8.06         $ 8.06      $ 8.87    $ 8.10      $ 6.30     $ 8.79        $ 9.14
Net investment income (loss)(H)          (0.06)         (0.07)      (0.08)(H)     -(J)    (0.03)      0.01          0.01
Net realized and unrealized gain
 (loss) on investments                    2.38           2.37        1.60      0.77        3.07      (2.49)        (0.35)
                                        ------         ------      ------    ------      ------     ------        ------
Total from investment operations          2.32           2.30        1.52      0.77        3.04      (2.48)        (0.34)
                                        ------         ------      ------    ------      ------     ------        ------
LESS DISTRIBUTIONS
From net investment income                   -              -           -         -           -      (0.01)        (0.01)
From net realized gain                   (0.22)         (0.22)      (0.22)        -           -          -             -
From capital paid-in                         -              -           -         -       (1.24)         -             -
                                        ------         ------      ------    ------      ------     ------        ------
                                         (0.22)         (0.22)      (0.22)        -       (1.24)     (0.01)        (0.01)
                                        ------         ------      ------    ------      ------     ------        ------
NET ASSET VALUE, END OF PERIOD          $10.16         $10.14      $10.17    $ 8.87      $ 8.10     $ 6.30        $ 8.79
                                        ======         ======      ======    ======      ======     ======        ======
       TOTAL RETURN (%)(K)               29.00(M)       28.75(M)    17.34      9.45(L)    48.83(L)  (28.21)(L)     (3.78)(L)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                                   $1            $19        $253      $228         $87        $50           $71
Ratio of net expenses to average
net assets (%)                            1.23(R)        1.41(R)     1.13      1.14        1.11       1.00          1.00
Ratio of gross expenses to average
net assets (%)                               -              -        1.13      1.35(P)     1.21(P)    1.04(P)       1.02(P)
Ratio of net investment income
(loss) to average net assets (%)         (0.90)(R)      (1.07)(R)    0.84     (0.71)      (0.59)      0.19          0.06
Portfolio turnover (%)                     140            140         140      160(X)       235         45            61

(A)  Series I and Series II shares began operations on 4-29-05.
(E)  Certain amounts have been reclassified to permit comparison.
(F) Effective 4-29-05, shareholders of the former VST Small Cap Emerging Growth Fund Series NAV became owners of an equal number of full and fractional Series NAV shares of Small Cap Growth. Additionally, the accounting and performance history of the former VST Small Cap Emerging Growth Fund Series NAV was redesignated as that of Series NAV shares of Small Cap Growth.
(G)  Audited by previous auditor.
(H)  Based on the average of the shares outstanding.
(J)  Less than $0.01 per share.
(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(M)  Not annualized.
(P) Does not take into consideration expense reductions during the periods shown.
(R)  Annualized.
(X)  Excludes merger activity.

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FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                               SMALL CAP INDEX
                         --------------------------------------------------------------------------------------------
                                               SERIES I                                       SERIES II
                         ----------------------------------------------------   -------------------------------------
                                       YEARS ENDED DECEMBER 31,                       YEARS ENDED DECEMBER 31,
                         ----------------------------------------------------   -------------------------------------
                          2005      2004      2003         2002        2001      2005      2004      2003     2002(A)
                         -------   -------   -------   ------------   -------   -------   -------   -------   -------
PER SHARE OPERATING
 PERFORMANCE
NET ASSET VALUE,
BEGINNING OF PERIOD      $ 14.97   $ 12.80   $  8.78         $11.28   $ 11.29   $ 14.91   $ 12.76   $  8.78   $ 11.07
Net investment income
(loss)(H)                   0.11      0.09      0.06           0.10      0.20      0.08      0.07      0.04      0.07
Net realized and
unrealized gain (loss)
on investments              0.41      2.12      3.96          (2.52)    (0.03)     0.41      2.11      3.94     (2.28)
                         -------   -------   -------   ------------   -------   -------   -------   -------   -------
Total from investment
operations                  0.52      2.21      4.02          (2.42)     0.17      0.49      2.18      3.98     (2.21)
                         -------   -------   -------   ------------   -------   -------   -------   -------   -------
LESS DISTRIBUTIONS
From net investment
income                     (0.08)    (0.04)        -          (0.08)    (0.18)    (0.05)    (0.03)        -     (0.08)
From net realized gain     (0.52)        -         -              -         -     (0.52)        -         -         -
                         -------   -------   -------   ------------   -------   -------   -------   -------   -------
                           (0.60)    (0.04)        -          (0.08)    (0.18)    (0.57)    (0.03)        -     (0.08)
                         -------   -------   -------   ------------   -------   -------   -------   -------   -------
NET ASSET VALUE, END
OF PERIOD                $ 14.89   $ 14.97   $ 12.80          $8.78   $ 11.28   $ 14.83   $ 14.91   $ 12.76   $  8.78
                         =======   =======   =======   ============   =======   =======   =======   =======   =======
       TOTAL RETURN
(%)(K)                      3.89     17.33     45.79         (21.47)     1.50      3.70     17.13     45.33    (19.95)(M)
RATIOS AND
SUPPLEMENTAL DATA
Net assets, end of
period (in millions)        $189      $179      $137            $59       $50       $52       $54       $38       $10
Ratio of net expenses
to average net assets
(%)                         0.57      0.57      0.58           0.59      0.60      0.77      0.77      0.78    0.79(R)
Ratio of gross
expenses to average
net assets (%)                 -         -         -              -         -         -         -         -         -
Ratio of net
investment income
(loss) to average net
assets (%)                  0.76      0.69      0.61           1.05      1.87      0.55      0.49      0.39    0.87(R)
Portfolio turnover (%)        29        26        36             57        32        29        26        36        57

                                      SMALL CAP INDEX
                         ------------------------------------------
                                 SERIES III             SERIES NAV
                         ---------------------------   ------------
                                                        YEAR ENDED
                          YEARS ENDED DECEMBER 31,     DECEMBER 31,
                         ---------------------------   ------------
                          2005      2004     2003(A)     2005(A)
                         -------   -------   -------   ------------
PER SHARE OPERATING
 PERFORMANCE
NET ASSET VALUE,
BEGINNING OF PERIOD      $ 14.91   $ 12.80   $ 11.77   $      12.77
Net investment income
(loss)(H)                   0.06      0.08      0.01           0.09
Net realized and
unrealized gain (loss)
on investments              0.41      2.08      1.02           2.04
                         -------   -------   -------   ------------
Total from investment
operations                  0.47      2.16      1.03           2.13
                         -------   -------   -------   ------------
LESS DISTRIBUTIONS
From net investment
income                     (0.08)    (0.05)        -              -
From net realized gain     (0.52)        -         -              -
                         -------   -------   -------   ------------
                           (0.60)    (0.05)        -              -
                         -------   -------   -------   ------------
NET ASSET VALUE, END
OF PERIOD                $ 14.78   $ 14.91   $ 12.80   $      14.90
                         =======   =======   =======   ============
       TOTAL RETURN
(%)(K)                    3.55(L)  16.94(L)   8.75(L)(M)      16.68(M)
RATIOS AND
SUPPLEMENTAL DATA
Net assets, end of
period (in millions)          $1        $1       -(O)           $93
Ratio of net expenses
to average net assets
(%)                         0.92      0.92    0.93(R)        0.53(R)
Ratio of gross
expenses to average
net assets (%)            1.58(P)   2.42(P)  16.49(P)(R)       0.53(R)
Ratio of net
investment income
(loss) to average net
assets (%)                  0.42      0.63    0.18(R)        0.92(R)
Portfolio turnover (%)        29        26        36             29

(A) Series II, Series III and Series NAV shares began operations on 1-28-02, 9-05-03 and 4-29-05, respectively.
(H) Based on the average of the shares outstanding.
(K) Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(M) Not annualized.
(O) Less than $500,000.
(P) Does not take into consideration expense reductions during the period shown.
(R) Annualized.

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FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                               SMALL CAP OPPORTUNITIES
                         --------------------------------------------------------------------
                                                                                    SERIES
                                 SERIES I                    SERIES II               NAV
                         -------------------------   -------------------------   ------------
                                                                                     YEAR
                                YEARS ENDED                 YEARS ENDED             ENDED
                               DECEMBER 31,                DECEMBER 31,          DECEMBER 31,
                         -------------------------   -------------------------   ------------
                          2005     2004    2003(A)    2005     2004    2003(A)     2005(A)
                         ------   ------   -------   ------   ------   -------   ------------
PER SHARE OPERATING
PERFORMANCE
NET ASSET VALUE,
 BEGINNING OF PERIOD     $21.62   $17.50   $12.50    $21.55   $17.48   $12.50       $21.40
Net investment income
 (loss)(H)                 0.17     0.16     0.10      0.11     0.15     0.02         0.18
Net realized and
 unrealized gain
 (loss) on investments     1.45     4.28     4.90      1.47     4.24     4.96         1.67
                         ------   ------   ------    ------   ------   ------       ------
Total from investment
 operations                1.62     4.44     5.00      1.58     4.39     4.98         1.85
                         ------   ------   ------    ------   ------   ------       ------
LESS DISTRIBUTIONS
From net investment
 income                       -    (0.02)       -         -    (0.02)       -        (0.11)
From net realized gain    (0.42)   (0.30)       -     (0.42)   (0.30)       -        (0.42)
                         ------   ------   ------    ------   ------   ------       ------
                          (0.42)   (0.32)       -     (0.42)   (0.32)       -        (0.53)
                         ------   ------   ------    ------   ------   ------       ------
NET ASSET VALUE, END
 OF PERIOD               $22.82   $21.62   $17.50    $22.71   $21.55   $17.48       $22.72
                         ======   ======   ======    ======   ======   ======       ======
       TOTAL RETURN
        (%)(K)             7.77    25.78   40.00(M)    7.61    25.48   39.84(M)      8.98(M)
RATIOS AND
 SUPPLEMENTAL DATA
Net assets, end of
 period (in millions)      $124      $95      $36       $83     $127      $33         $183
Ratio of net expenses
 to average net assets
 (%)                       1.12     1.13     1.23(R)   1.32     1.33     1.43(R)     1.06(R)
Ratio of net
investment income
(loss) to average net
assets (%)                 0.76     0.88     0.33(R)   0.49     0.81    0.23(R)      1.00(R)
Portfolio turnover (%)    113(X)      40       17(M)  113(X)      40       17(M)      113(X)

(A) Series I, Series II and Series NAV shares began operations on 5-5-03, 5-5-03 and 2-28-05, respectively.
(H)  Based on the average of the shares outstanding.
(K)  Assumes dividend reinvestment.
(M)  Not annualized.
(R)  Annualized.
(X)  Excludes merger activity.

--------------------------------------------------------------------------------

                                                         SMALL CAP VALUE
                         --------------------------------------------------------------------------------
                            SERIES         SERIES
                              I              II                            SERIES NAV
                         ------------   ------------   --------------------------------------------------
                             YEAR           YEAR
                            ENDED          ENDED
                         DECEMBER 31,   DECEMBER 31,                YEARS ENDED DECEMBER 31,
                         ------------   ------------   --------------------------------------------------
                           2005(A)        2005(A)      2005(F)   2004(G)   2003(G)   2002(E)(G)   2001(G)
                         ------------   ------------   -------   -------   -------   ----------   -------
PER SHARE OPERATING
PERFORMANCE
NET ASSET VALUE,
 BEGINNING OF PERIOD        $18.45         $18.45      $19.42    $16.56    $12.55      $13.76     $11.70
Net investment income
 (loss)(H)                    0.04             -(J)     0.05(H)    0.19      0.09        0.08       0.09
Net realized and
 unrealized gain
 (loss) on investments        2.68           2.68        1.73      3.99      4.66       (0.96)      2.14
                            ------         ------      ------    ------    ------      ------     ------
Total from investment
 operations                   2.72           2.68        1.78      4.18      4.75       (0.88)      2.23
                            ------         ------      ------    ------    ------      ------     ------
LESS DISTRIBUTIONS
From net investment
 income                          -              -       (0.03)        -         -           -          -
From net realized gain       (0.23)         (0.23)      (0.23)    (1.16)    (0.65)      (0.11)     (0.08)
From capital paid-in             -              -           -     (0.16)    (0.09)      (0.22)     (0.09)
                            ------         ------      ------    ------    ------      ------     ------
                             (0.23)         (0.23)      (0.26)    (1.32)    (0.74)      (0.33)     (0.17)
                            ------         ------      ------    ------    ------      ------     ------
NET ASSET VALUE, END
 OF PERIOD                  $20.94         $20.90      $20.94    $19.42    $16.56      $12.55     $13.76
                            ======         ======      ======    ======    ======      ======     ======
       TOTAL RETURN
       (%)(K)               14.78(M)       14.56(M)      9.21    25.45(L)  37.97(L)     (6.43)    19.10(L)
RATIOS AND
 SUPPLEMENTAL DATA
Net assets, end of
 period (in millions)           $1            $34        $265      $247      $190        $120       $103
Ratio of net expenses
 to average net assets
 (%)                        1.18(R)        1.38(R)       1.10      1.05      1.05        1.04       1.05
Ratio of gross
expenses to average
net assets (%)                   -              -        1.10     1.06(P)   1.06(P)      1.04      1.08(P)
Ratio of net
investment income
(loss) to average net
assets (%)                  0.27(R)        0.01(R)       0.25      1.11      0.67        0.62       0.87
Portfolio turnover (%)          68             68          68        33        30          41         60

(A)  Series I and Series II shares began operations on 4-29-05.
(E)  Certain amounts have been reclassified to permit comparison.
(F) Effective 4-29-05, shareholders of the former VST Small Cap Value Fund Series NAV became owners of an equal number of full and fractional Series NAV shares of Small Cap Value. Additionally, the accounting and performance history of the former VST Small Cap Value Fund Series NAV was redesignated as that of Series NAV shares of Small Cap Value.
(G)  Audited by previous auditor.
(H)  Based on the average of the shares outstanding.
(J)  Less than $0.01 per share.
(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(M)  Not annualized.
(P) Does not take into consideration expense reductions during the periods shown.
(R)  Annualized.

                       STATEMENT OF ADDITIONAL INFORMATION

                               JOHN HANCOCK TRUST
                   (formerly, Manufacturers Investment Trust)
                                  (the "Trust")

     This Statement of Additional Information is not a prospectus but should be read in conjunction with the Trust's Prospectus dated April 28, 2006, which may be obtained from the Trust, 601 Congress Street, Boston, Massachusetts, 02210. The Annual Report dated December 31, 2005 for the Trust is incorporated by reference into the Statement of Additional Information. The Annual Report is available upon request and without charge by calling (800) 344-1029.

(Applicable to all Trust portfolios except the American Growth Trust, American International Trust, American Growth-Income Trust, American Bond Trust and American Blue Chip Income and Growth Trust)

     The date of this Statement of Additional Information is April 28, 2006

                                TABLE OF CONTENTS

INVESTMENT POLICIES
      High Income Trust
      International Small Cap Trust
      Global Allocation Trust
      Money Market Instruments
      U.S. Government and Government Agency Obligations
      Custodial Receipts
      Canadian and Provincial Government and Crown Agency Obligations
      Certificates of Deposit and Bankers' Acceptances
      Commercial Paper
      Corporate Obligations
      Repurchase Agreements
      Foreign Repurchase Agreements
      Municipal Obligations
      Other Instruments
      Warrants
      Reverse Repurchase Agreements
      Mortgage Securities
      Asset-Backed Securities
      Zero Coupon Securities, Deferred Interest Bond and Pay-in-Kind Bonds
      Loans and Other Direct Debt Instruments
      High Yield (High Risk) Domestic Corporate Debt Securities
      Brady Bonds
      Sovereign Debt Obligations
      Indexed Securities
      Hybrid Instruments
      ADRs, EDRs and GDRs
      Variable and Floating Rate Obligations
      Exchange Traded Funds
       Additional Investment Policies
      Lending Securities
      When-Issued Securities ("Forward Commitments")
      Mortgage Dollar Rolls
      Illiquid Securities
      Short Sales
      Investment In Other Investment Companies
      Loan Participations and Assignments
RISK FACTORS
   High Yield (High Risk) Securities
   Foreign Securities
   Funds of Funds Risk
HEDGING AND OTHER STRATEGIC TRANSACTIONS
   General Characteristics of Options
   General Characteristics of Futures Contracts and Options on Futures
      Contracts
   Stock Index Futures
   Options on Securities Indices and Other Financial Indices
   Yield Curve Options
   Currency Transactions
   Combined Transactions
   Swaps
   Eurodollar Instruments
   Risk Factors
   Risks of Hedging and Other Strategic Transactions Outside the United
      States
   Use of Segregated and Other Special Accounts
   Other Limitations
INVESTMENT RESTRICTIONS

   Fundamental
   Nonfundamental
   Additional Investment Restrictions
PORTFOLIO TURNOVER
MANAGEMENT OF THE TRUST
   Duties and Compensation of Trustees
   Trustee Ownership of Trust Portfolios
INVESTMENT MANAGEMENT ARRANGEMENTS
   The Advisory Agreement
   The Subadvisory Agreements
   Information Applicable to Both the Advisory Agreement and the
   Subadvisory Agreements
DISTRIBUTOR;  RULE 12B-1 PLANS
PORTFOLIO BROKERAGE
PURCHASE AND REDEMPTION OF SHARES
DETERMINATION OF NET ASSET VALUE
PROCEDURES REGARDING DISCLOSURE OF PORTFOLIO HOLDINGS
SHAREHOLDERS OF THE TRUST
HISTORY OF THE TRUST
ORGANIZATION OF THE TRUST
ADDITIONAL INFORMATION CONCERNING TAXES
REPORTS TO SHAREHOLDERS
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS
CUSTODIAN
CODE OF ETHICS
PROXY VOTING POLICIES
MANAGEMENT OF OTHER PORTFOLIOS BY THE ADVISER/SUBADVISER
APPENDIX I - Debt Security Ratings
APPENDIX II Standard & Poor's Corporation Disclaimers
APPENDIX III - Information Regarding Portfolio Managers of the Trust
Portfolios
John Hancock Trust (applicable to all Portfolios)
   A I M Capital Management, Inc.
      Applicable to All Cap Growth Trust, Mid Cap Core Trust and Small
      Company Growth Trust
   American Century Investment Management, Inc.
      Applicable to Small Company Trust and Vista Trust
   Capital Guardian Trust Company
      Applicable to U.S. Large Cap Trust, Income & Value Trust,  Overseas
      Equity Trust
   Davis Selected Advisors, L.P.
      Applicable to Financial Services Trust and Fundamental Value Trust
   Declaration Management & Research LLC
      Applicable to Active Bond Trust, Short-Term Bond Trust, Bond Index
      Trust A, Bond Index Trust B and Managed Trust
   Deutsche Asset Management, Inc.
      Applicable to Real Estate Securities Trust, All Cap Core Trust,
      Dynamic Growth Trust and Global Real Estate Trust
   Dimensional Fund Advisors Inc.
      Applicable to International Small Company
   Fidelity Management & Research Company
      Applicable to Strategic Opportunities Trust, Large Cap Growth Trust
   Grantham, Mayo, Van Otterloo & Co. LLC
      Applicable to U.S. Core Trust, International Core Trust, Managed
      Trust,  International Growth Trust, Intrinsic Value Trust, Growth
      Opportunities Trust, Growth Trust,  U.S. Multi Sector Trust and
      Value Opportunities Trust
   Independence Investment LLC
      Applicable to Growth & Income Trust and Managed Trust
   Jennison Associates LLC
      Applicable to Capital Appreciation Trust
   Legg Mason Capital Management, Inc.
      Applicable to Core Equity Trust
   Lord, Abbett & Co. LLC

      Applicable to Mid Cap Value Trust and All Cap Value Trust
   Marsico Capital Management, LLC
      Applicable to International Opportunities Trust
   Massachusetts Financial Services Company
      Applicable to  Strategic Value Trust, Utilities Trust
   Mercury Advisors (Fund Asset Management, L.P.)
      Applicable to Large Cap Value Trust
   MFC Global Investment Management (U.S.A.) Limited
      Applicable to Pacific Rim Trust, Quantitative Mid Cap Trust,
      Quantitative All Cap Trust, Quantitative Value Trust, Money Market
      Trust, Money Market Trust B, the Index Trusts, the Index Allocation
      Trust, the Lifestyle Trusts and the Absolute Return Trust
   Morgan Stanley Investment Management (Van Kampen)
      Value Trust
   Munder Capital Management
      Applicable to Small Cap Opportunities Trust
   Pacific Investment Management Company
      Applicable to Global Bond Trust, Total Return Trust, Real Return Bond
      Trust
   Pzena Investment Management, LLC
      Applicable to Classic Value Trust
   RiverSource Investments, LLC
      Applicable to the Mid Cap Value Equity Trust
   RCM Capital Management LLC
      Applicable to Emerging Small Company Trust
   Salomon Brothers Asset Management Inc
      Applicable to the Special Value Trust
   Sovereign Asset Management LLC
      Applicable to Emerging Growth Trust, Active Bond Trust, Strategic
      Income Trust and High Income Trust
   SSgA Funds Management, Inc.
      Applicable to International Equity Index Trust A, International
      Equity Index Trust B
   Sustainable Growth Advisers, LP
      Applicable to U.S. Global Leaders Growth Trust
   T. Rowe Price Associates, Inc.
      Applicable to Science & Technology Trust, Small Company Value Trust,
      Health Sciences Trust, Blue Chip Growth Trust, Equity-Income Trust,
      Mid Value Trust, Spectrum Income Trust and Real Estate Equity Trust
   Templeton Global Advisors Limited
      Applicable to the Global Trust
   Templeton Investment Counsel, Inc.
      Applicable to International Value Trust, International Small Cap
      Trust
   UBS Global Asset Management
      Applicable to Global Allocation Trust and Large Cap Trust
   UST Advisers, Inc.
      Applicable to Value & Restructuring Trust
   Wellington Management Company, LLP
      Applicable to Investment Quality Bond Trust, Mid Cap Stock Trust,
      Natural Resources Trust, Small Cap Value Trust and Small Cap Growth
      Trust
   Wells Capital Management, Incorporated
      Applicable to Core Bond Trust, U.S. High Yield Bond Trust
   Western Asset Management Company
      Applicable to the U.S. Government Securities Trust, Strategic Bond
      Trust and the High Yield Trust.

APPENDIX IV - PROXY VOTING POLICIES
   John Hancock Trust (applicable to all Portfolios)
   A I M Capital Management, Inc.
      Applicable to All Cap Growth Trust, Mid Cap Core Trust and Small
      Company Growth Trust
   American Century Investment Management, Inc.
      Applicable to Small Company Trust and Vista Trust
   Capital Guardian Trust Company
      Applicable to  U.S. Large Cap Trust, Income & Value Trust,  Overseas
      Equity Trust
   Davis Selected Advisors, L.P.

      Applicable to Financial Services Trust and Fundamental Value Trust
   Declaration Management & Research LLC
      Applicable to Active Bond Trust, Short-Term Bond Trust, Bond Index
      Trust A, Bond Index Trust B
      and Managed Trust
   Deutsche Asset Management, Inc.
      Applicable to Real Estate Securities Trust, All Cap Core Trust,
      Dynamic Growth Trust and Global Real Estate Trust
   Dimensional Fund Advisors Inc.
      Applicable to International Small Company
   Fidelity Management & Research Company
      Applicable to Strategic Opportunities Trust, Large Cap Growth Trust
   Grantham, Mayo, Van Otterloo & Co. LLC
      Applicable to U.S. Core Trust, International Core Trust, Managed
      Trust, International Growth Trust, Intrinsic Value Trust, Growth
      Opportunities Trust, Growth Trust, U.S. Multi Sector Trust and
      Value Opportunities Trust
   Independence Investment LLC
      Applicable to Growth & Income Trust and Managed Trust
   Jennison Associates LLC
      Applicable to Capital Appreciation Trust
   Legg Mason Capital Management, Inc.
      Applicable to Core Equity Trust
   Lord, Abbett & Co. LLC
      Applicable to Mid Cap Value Trust and All Cap Value Trust
   Marsico Capital Management, LLC
      Applicable to International Opportunities Trust
   Massachusetts Financial Services Company
      Applicable to Strategic Value Trust, Utilities Trust
   Mercury Advisors  (Fund Asset Management, L.P.)
      Applicable to Large Cap Value Trust
   MFC Global Investment Management (U.S.A.) Limited
      Applicable to Pacific Rim Trust, Quantitative Mid Cap Trust,
      Quantitative All Cap Trust, Quantitative Value Trust, Money Market
      Trust, Money Market Trust B, the Index Trusts, the Index Allocation
      Trust, the Lifestyle Trusts and the Absolute Return Trust
   Morgan Stanley Investment Management (Van Kampen)
      Value Trust
   Munder Capital Management
      Applicable to Small Cap Opportunities Trust
   Pacific Investment Management Company
      Applicable to Global Bond Trust, Total Return Trust, Real Return Bond
      Trust
   Pzena Investment Management, LLC
      Applicable to Classic Value Trust
   RiverSource Investments, LLC
      Applicable to the Mid Cap Value Equity Trust
   RCM Capital Management LLC
      Applicable to Emerging Small Company Trust
   Salomon Brothers Asset Management Inc
      Applicable to the Special Value Trust
   Sovereign Asset Management LLC
      Applicable to Emerging Growth Trust, Active Bond Trust, Strategic
      Income Trust and High Income Trust
   SSgA Funds Management, Inc.
      Applicable to International Equity Index Trust A, International
      Equity Index Trust B
   Sustainable Growth Advisers, LP
      Applicable to U.S. Global Leaders Growth Trust
   T. Rowe Price Associates, Inc.
      Applicable to Science & Technology Trust, Small Company Value Trust,
      Health Sciences Trust, Blue Chip Growth Trust, Equity-Income Trust,
      Mid Value Trust, Spectrum Income Trust and Real Estate Equity Trust
   Templeton Global Advisors Limited
      Applicable to the Global Trust
   Templeton Investment Counsel, Inc.
      Applicable to International Value Trust, International Small Cap
      Trust

   UBS Global Asset Management
      Applicable to Global Allocation Trust and Large Cap Trust
   UST Advisers, Inc.
      Applicable to Value & Restructuring Trust
   Wellington Management Company, LLP
      Applicable to Investment Quality Bond Trust, Mid Cap Stock Trust,
      Natural Resources Trust, Small Cap Value Trust and Small Cap Growth
      Trust
   Wells Capital Management, Incorporated
      Applicable to Core Bond Trust, U.S. High Yield Bond Trust
   Western Asset Management Company
      Applicable to the U.S. Government Securities Trust, Strategic Bond
      Trust and the High Yield Trust

                               INVESTMENT POLICIES

                                HIGH INCOME TRUST

The following information supplements the discussion of the High Income Trust's investment objective and policies discussed in the Prospectus.

Under normal circumstances, at least 80% of the portfolio's assets will be invested in fixed income securities rated "Ba" or lower by Moody's, or "BB" or lower by S&P or Fitch; however, no more than 10% of the portfolio's total assets may be invested in securities that are rated in default (securities rated "D" by S&P or "C" by Moody's). Unrated securities will also be considered for investment by the portfolio when the subadviser believes that the issuer's financial condition, or the protection afforded by the terms of the securities themselves, limits the risk to the portfolio to a degree comparable to that of rated securities consistent with the portfolio's objectives and policies.

"Fixed-income securities" include, but are not limited to, the following securities: domestic and foreign corporate bonds; debentures and notes; convertible securities; preferred securities; and domestic and foreign government obligations.

Although the portfolio intends to maintain investment emphasis on debt securities of domestic issuers, the portfolio may invest without limitation in debt securities of foreign issuers, including those issued by supranational entities such as the World Bank. The portfolio may also purchase debt securities issued in an any country developed or undeveloped. Investments in securities of issuers in non-industrialized countries generally involve more risk and may be considered speculative. The risks of foreign investments should be carefully considered by investors.

Investments of the portfolio may also include the following:

     -    adjustable and variable or floating rate securities,

     - mortgage related securities (including stripped securities, collateralized mortgage

     -    obligations and multi-class pass-through securities),

     -    asset-backed securities

     -    callable bonds

     -    municipal obligations (up to 10% of total assets)

     -    custodial receipts for U.S. government securities.

     -    commercial paper and banker's acceptances.

     -    structured or hybrid notes

     -    participation interests

     -    convertible securities

     -    mortgage dollar roll transactions

     -    pay-in-kind, delayed and zero coupon bonds

     -    swaps, caps, floor and collars

     -    credit default swap agreements

                        INTERNATIONAL SMALL COMPANY TRUST

     The following supplements the disclosure regarding the International Small Company Trust in the Prospectus of the Trust.

MARKET CAPITALIZATION WEIGHTED APPROACH

     The portfolio structure involves market capitalization weighting in determining individual security weights and, where applicable, country or region weights. Market capitalization weighting means each security is generally purchased based on the issuer's relative market capitalization. Market capitalization weighting will be adjusted by Dimensional, the subadviser to the portfolio, for a variety of factors. Dimensional may consider such factors as free float, momentum, trading strategies, liquidity management and other factors determined to be appropriate by Dimensional given market conditions. Dimensional may exclude the stock of a company that meets applicable market capitalization criterion if Dimensional determines that the purchase of such stock is inappropriate in light of other conditions. These adjustments will result in a deviation from traditional market capitalization weighting.

     Adjustment for free float adjusts market capitalization weighting to exclude the share capital of a company that is not freely available for trading in the public equity markets by international investors. For example, the following types of shares may be excluded: (i) those held by strategic investors (such as governments, controlling shareholders and management), (ii) treasury shares, or (iii) shares subject to foreign ownership restrictions.

     Deviation from market capitalization weighting also will occur because Dimensional intends to purchase in round lots only. Furthermore, Dimensional may reduce the relative amount of any security held in order to retain sufficient portfolio liquidity. A portion, but generally not in excess of 20% of assets, may be invested in interest bearing obligations, such as money market instruments, thereby causing further deviation from market capitalization weighting.

     Block purchases of eligible securities may be made at opportune prices, even though such purchases exceed the number of shares that, at the time of purchase, adherence to a market capitalization weighted approach would otherwise require. Changes in the composition and relative ranking (in terms of market capitalization) of the stocks that are eligible for purchase take place with every trade when the securities markets are open for trading due, primarily, to price fluctuations of such securities. On at least a semi-annual basis, Dimensional will prepare lists of companies whose stock is eligible for investment by the portfolio. Additional investments generally will not be made in securities that have changed in value sufficiently to be excluded from Dimensional's then current market capitalization requirement for eligible portfolio securities. This may result in further deviation from market capitalization weighting. This deviation could be substantial if a significant amount of holdings of the portfolio change in value sufficiently to be excluded from the requirement for eligible securities, but not by a sufficient amount to warrant their sale.

     Country weights may be based on the total market capitalization of companies within each country. The calculation of country market capitalization may take into consideration the free float of companies within a country or whether these companies are eligible to be purchased for the particular strategy. In addition, to maintain a satisfactory level of diversification, the Investment Committee of Dimensional may limit or adjust the exposure to a particular country or region to a maximum proportion of the assets of that vehicle. Country weights may also deviate from target weights due to general day-to-day trading patterns and price movements. As a result, the weighting of certain countries may vary from their weighting in published international indices.

GLOBAL ALLOCATION TRUST

     The following supplements the disclosure regarding the Global Allocation Trust in the Prospectus of the Trust.

          As set forth in the Prospectus, under normal market conditions, the Global Allocation Trust expects to allocate assets between fixed income securities and equity securities. The "Strategy Ranges" indicated below are the ranges within which the Global Allocation Trust generally expects to allocate its assets among the various asset classes. The Global Allocation Trust may exceed these Strategy Ranges and may modify them in the future.

ASSET CLASS STRATEGY RANGES     PERCENTAGE
-----------------------------   ----------
U.S. Equities                    10% to 70%
Global (ex U.S.) Equities         0% to 52%
Emerging Market Equities          0% to 13%
U.S. Fixed Income                 0% to 51%
Global (ex U.S.) Fixed Income     0% to 39%
High Yield Fixed Income           0% to 13%
Emerging Market Debt              0% to 12%
Cash Equivalents                  0% to 50%

     The following discussion supplements "Investment Objectives and Policies" set forth in the Prospectus of the Trust.

MONEY MARKET INSTRUMENTS

     The Money Market Trust invests in the types of money market instruments described below. Certain of the instruments listed below may also be purchased by the other portfolios in accordance with their investment policies. In addition, certain portfolios may purchase money market instruments (and other securities as noted under each portfolio description) for temporary defensive purposes, except that the U.S. Government Securities Trust may not invest in Canadian and Provincial Government and Crown Agency Obligations.

     1. U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS

          U.S. Government Obligations. U.S. Government obligations are debt securities issued or guaranteed as to principal or interest by the U.S. Treasury. These securities include treasury bills, notes and bonds.

          GNMA Obligations. GNMA obligations are mortgage-backed securities guaranteed by the Government National Mortgage Association which guarantee is supported by the full faith and credit of the U.S. government.

          U.S. Agency Obligations. U.S. Government agency obligations are debt securities issued or guaranteed as to principal or interest by an agency or instrumentality of the U.S. Government pursuant to authority granted by Congress. U.S. Government agency obligations include, but are not limited to:

     -    Student Loan Marketing Association,

     -    Federal Home Loan Banks,

     -    Federal Intermediate Credit Banks and

     -    the Federal National Mortgage Association.

          U.S. Instrumentality Obligations. U.S. instrumentality obligations include, but are not limited to, the Export-Import Bank and Farmers Home Administration.

     Some obligations issued or guaranteed by U.S. Government agencies or instrumentalities are supported by the right of the issuer to borrow from the U.S. Treasury or the Federal Reserve Banks, such as those issued by Federal Intermediate Credit Banks. Others, such as those issued by the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Banks ("FHLBs") and the Federal Home Loan Mortgage Corporation ("Freddie Mac") are supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality. In addition, other obligations such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality. There are also separately traded interest components of securities issued or guaranteed by the U.S. Treasury.

     No assurance can be given that the U.S. Government will provide financial support for the obligations of such U.S. Government-sponsored agencies or instrumentalities in the future, since it is not obligated to do so by law. In this document, "U.S. Government securities" refers not only to securities issued or guaranteed as to principal or interest by the U.S. Treasury but also to securities that are backed only by their own credit and not the full faith and credit of the U.S. Government.

     2. CUSTODIAL RECEIPTS

     Custodial receipts for U.S. government securities evidence ownership of future interest payments, principal payments or both, and include Treasury Receipts, Treasury Investors Growth Receipts ("TIGRs"), and Certificates of Accrual on Treasury Securities ("CATS"). Custodial receipts are not considered U.S. government securities.

     3. CANADIAN AND PROVINCIAL GOVERNMENT AND CROWN AGENCY OBLIGATIONS

          Canadian Government Obligations. Canadian Government obligations are debt securities issued or guaranteed as to principal or interest by the Government of Canada pursuant to authority granted by the Parliament of Canada and approved by the Governor in Council, where necessary. These securities include treasury bills, notes, bonds, debentures and marketable Government of Canada loans.

          Canadian Crown Obligations. Canadian Crown agency obligations are debt securities issued or guaranteed by a Crown corporation, company or agency ("Crown agencies") pursuant to authority granted by the Parliament of Canada and approved by the Governor in Council, where necessary. Certain Crown agencies are by statute agents of Her Majesty in right of Canada, and their obligations, when properly authorized, constitute direct obligations of the Government of Canada. These obligations include, but are not limited to, those issued or guaranteed by the:

     -    Export Development Corporation,

     -    Farm Credit Corporation,

     -    Federal Business Development Bank, and

     -    Canada Post Corporation.

     In addition, certain Crown agencies which are not by law agents of Her Majesty may issue obligations which by statute the Governor in Council may authorize the Minister of Finance to guarantee on behalf of the Government of Canada. Other Crown agencies which are not by law agents of Her Majesty may issue or guarantee obligations not entitled to be guaranteed by the Government of Canada. No assurance can be given that the Government of Canada will support the obligations of Crown agencies which are not agents of Her Majesty, which it has not guaranteed, since it is not obligated to do so by law.

          Provincial Government Obligations. Provincial Government obligations are debt securities issued or guaranteed as to principal or interest by the government of any province of Canada pursuant to authority granted by the provincial Legislature and approved by the Lieutenant Governor in Council of such province, where necessary. These securities include treasury bills, notes, bonds and debentures.

          Provincial Crown Agency Obligations. Provincial Crown agency obligations are debt securities issued or guaranteed by a provincial Crown corporation, company or agency ("Provincial Crown Agencies") pursuant to authority granted by the provincial Legislature and approved by the Lieutenant Governor in Council of such province, where necessary. Certain provincial Crown agencies are by statute agents of Her Majesty in right of a particular province of Canada, and their obligations, when properly authorized, constitute direct obligations of such province. Other provincial Crown agencies which are not by law agents of Her Majesty in right of a particular province of Canada may issue obligations which by statute the Lieutenant Governor in Council of such province may guarantee, or may authorize the Treasurer thereof to guarantee, on behalf of the government of such province. Finally, other provincial Crown agencies which are not by law agencies of Her Majesty may issue or guarantee obligations not entitled to be guaranteed by a provincial government. No assurance can be given that the government of any province of Canada will support the obligations of Provincial Crown Agencies which are not agents of Her Majesty and which it has not guaranteed, as it is not obligated to do so by law. Provincial Crown Agency obligations described above include, but are not limited to, those issued or guaranteed by a:

     -    provincial railway corporation,

     -    provincial hydroelectric or power commission or authority,

     -    provincial municipal financing corporation or agency, and

     -    provincial telephone commission or authority.

Any Canadian obligation acquired by the Money Market Trust will be payable in U.S. dollars.

     4. CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES

          Certificates of Deposit. Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan. They are issued for a definite period of time and earn a specified rate of return.

          Bankers' Acceptances. Bankers' acceptances are short-term credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer. These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity. They are primarily used to finance the import, export, transfer or storage of goods. They are "accepted" when a bank guarantees their payment at maturity.

     All portfolios of the Trust may acquire obligations of foreign banks and foreign branches of U.S. banks. These obligations are not insured by the Federal Deposit Insurance Corporation.

     5. COMMERCIAL PAPER

     Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.

          Variable Amount Master Demand Notes. Variable amount master demand notes are obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The investing (i.e., "lending") portfolio has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded. There is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time.

     A portfolio will only invest in variable amount master demand notes issued by companies which, at the date of investment, have an outstanding debt issue rated "Aaa" or "Aa" by Moody's or "AAA" or "AA" by S&P and which the applicable Subadviser has determined present minimal risk of loss to the portfolio. A Subadviser will look generally at the financial strength of the issuing company as "backing" for the note and not to any security interest or supplemental source such as a bank letter of credit. A variable amount master demand note will be valued on each day a portfolio's net asset value is determined. The net asset value will generally be equal to the face value of the note plus accrued interest unless the financial position of the issuer is such that its ability to repay the note when due is in question.

     6. CORPORATE OBLIGATIONS

     Corporate obligations include bonds and notes issued by corporations to finance long-term credit needs.

     7. REPURCHASE AGREEMENTS

     Repurchase agreements are arrangements involving the purchase of an obligation by a portfolio and the simultaneous agreement to resell the same obligation on demand or at a specified future date and at an agreed upon price. A repurchase agreement can be viewed as a loan made by a portfolio to the seller of the obligation with such obligation serving as collateral for the seller's agreement to repay the amount borrowed with interest. Repurchase agreements permit a portfolio the opportunity to earn a return on cash that is only temporarily available. A portfolio may enter into a repurchase agreement with banks, brokers or dealers. However, a portfolio will enter into a repurchase agreement with a broker or dealer only if the broker or dealer agrees to deposit additional collateral should the value of the obligation purchased by the portfolio decrease below the resale price.

     Generally, repurchase agreements are of a short duration, often less than one week but on occasion for longer periods. Securities subject to repurchase agreements will be valued every business day and additional collateral will be requested if necessary so that the value of the collateral is at least equal to the value of the repurchase obligation, including the interest accrued thereon.

     The Subadvisers, on behalf of the portfolios they advise, shall engage in a repurchase agreement transactions only with those banks or broker/dealers who meet the Subadviser's quantitative and qualitative criteria regarding creditworthiness, asset size and collateralization requirements. The counterparties to a repurchase agreement transaction are limited to a:

     -    Federal Reserve System member bank,

     - primary government securities dealer reporting to the Federal Reserve Bank of New York's Market Reports Division, or

     - broker/dealer which reports U.S. Government securities positions to the Federal Reserve Board.

The Subadvisers will continuously monitor the transaction to ensure that the collateral held with respect to a repurchase agreement equals or exceeds the amount of the respective obligation.

     The risk to a portfolio in a repurchase agreement transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. If an issuer of a repurchase agreement fails to repurchase the underlying obligation, the loss to the portfolio, if any, would be the difference between the repurchase price and the underlying obligation's market value. A portfolio might also incur certain costs in liquidating the underlying obligation. Moreover, if bankruptcy or other insolvency proceedings are commenced with respect to the seller, realization upon the underlying obligation by the Trust might be delayed or limited.

     8. FOREIGN REPURCHASE AGREEMENTS

     Foreign repurchase agreements involve an agreement to purchase a foreign security and to sell that security back to the original seller at an agreed-upon price in either U.S. dollars or foreign currency. Unlike typical U.S. repurchase agreements, foreign repurchase agreements may not be fully collateralized at all times. The value of a security purchased by a portfolio may be more or less than the price at which the counterparty has agreed to repurchase the security. In the event of default by the counterparty, the portfolio may suffer a loss if the value of the security purchased is less than the agreed-upon repurchase price, or if the portfolio is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve higher credit risks than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. In addition, as with other emerging market investments, repurchase agreements with counterparties located in emerging markets, or relating to emerging markets, may involve issuers or counterparties with lower credit ratings than typical U.S. repurchase agreements.

     9. MUNICIPAL OBLIGATIONS

Municipal Bonds. Municipal bonds are issued to obtain funds for various public purposes including the construction of a wide range of public facilities such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works. Other public purposes for which municipal bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds for many types of local, privately operated facilities. Such debt instruments are considered municipal obligations if the interest paid on them is exempt from federal income tax. The payment of principal and interest by issuers of certain obligations purchased by the Fund may be guaranteed by a letter of credit, note repurchase agreement, insurance or other credit facility agreement offered by a bank or other financial institution. Such guarantees and the creditworthiness of guarantors will be considered by the Adviser in determining whether a municipal obligation meets the Fund's investment quality requirements. No assurance can be given that a municipality or guarantor will be able to satisfy the payment of principal or interest on a municipal obligation.

Municipal Notes. Municipal notes are short-term obligations of municipalities, generally with a maturity ranging from six months to three years. The principal types of such notes include tax, bond and revenue anticipation notes and project notes.

Municipal Commercial Paper. Municipal commercial paper is a short-term obligation of a municipality, generally issued at a discount with a maturity of less than one year. Such paper is likely to be issued to meet seasonal working capital needs of a municipality or interim construction financing. Municipal commercial paper is backed in many cases by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks and other institutions.

Federal tax legislation enacted in the 1980s placed substantial new restrictions on the issuance of the bonds described above and in some cases eliminated the ability of state or local governments to issue municipal obligations for some of the above purposes. Such restrictions do not affect the Federal income tax treatment of municipal obligations in which the Fund may invest which were issued prior to the effective dates of the provisions imposing such restrictions. The effect of these restrictions may be to reduce the volume of newly issued municipal obligations.

Issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay when due the principal of and interest on their municipal obligations may be affected.

The yields of municipal bonds depend upon, among other things, general money market conditions, general conditions of the municipal bond market, size of a particular offering, the maturity of the obligation and rating of the issue. The ratings of S&P, Moody's and Fitch Investors Service ("Fitch") represent their respective opinions on the quality of the municipal bonds they undertake to rate. It should be emphasized, however, that ratings are general and not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields and municipal bonds of the same maturity and coupon with different ratings may have the same yield. See Appendix B for a description of ratings. Many issuers of securities choose not to have their obligations rated. Although unrated securities eligible for purchase by the Fund must be determined to be comparable in quality to securities having certain specified ratings, the market for unrated securities may not be as broad as for rated securities since many investors rely on rating organizations for credit appraisal.

OTHER INSTRUMENTS

     The following discussion provides an explanation of some of the other instruments in which certain portfolios (as indicated) may invest.

1. WARRANTS

Subject to certain restrictions, each of the portfolios except the Money Market Trust and the Lifestyle Trusts may purchase warrants, including warrants traded independently of the underlying securities. Warrants are rights to purchase securities at specific prices and are valid for a specific period of time. Warrant prices do not necessarily move parallel to the prices of the underlying securities, and warrant holders receive no dividends and have no voting rights or rights with respect to the assets of an issuer. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants cease to have value if not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

2. REVERSE REPURCHASE AGREEMENTS

Each portfolio of the Trust, except American Blue Chip Income and Growth Trust, American Bond Trust, American Growth-Income Trust, American Growth Trust and American International Trust (collectively, the "American Funds") may enter into "reverse" repurchase agreements. Under a reverse repurchase agreement, a portfolio sells a debt security and agrees to repurchase it at an agreed upon time and at an agreed upon price. The portfolio retains record ownership of the security and the right to receive interest and principal payments thereon. At an agreed upon future date, the portfolio repurchases the security by remitting the proceeds previously received, plus interest. The difference between the amount the portfolio receives for the security and the amount it pays on repurchase is payment of interest. In certain types of agreements, there is no agreed-upon repurchase date and interest payments are calculated daily, often based on the prevailing overnight repurchase rate. A reverse repurchase agreement may be considered a form of leveraging and may, therefore, increase fluctuations in a portfolio's net asset value per share. Each portfolio will cover its repurchase agreement transactions by maintaining in a segregated custodial account cash, Treasury bills or other U.S. Government securities having an aggregate value at least equal to the amount of such commitment to repurchase including accrued interest, until payment is made.

3. MORTGAGE SECURITIES

Certain of the portfolios may invest in mortgage securities as described in their investment policies.

          Prepayment of Mortgages. Mortgage securities differ from conventional bonds in that principal is paid over the life of the securities rather than at maturity. As a result, a portfolio which invests in mortgage securities receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When a portfolio reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest which is higher or lower than the rate on the existing mortgage securities. For this reason, mortgage securities may be less effective than other types of debt securities as a means of locking in long term interest rates.

     In addition, because the underlying mortgage loans and assets may be prepaid at any time, if a portfolio purchases mortgage securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will increase yield to maturity. Conversely, if a portfolio purchases these securities at a discount, faster than expected prepayments will increase yield to maturity, while slower than expected payments will reduce yield to maturity.

          Adjustable Rate Mortgage Securities. Adjustable rate mortgage securities are similar to the fixed rate mortgage securities discussed above, except that unlike fixed rate mortgage securities, adjustable rate mortgage securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. Most adjustable rate mortgage securities provide for an initial mortgage rate that is in effect for a fixed period, typically ranging from three to twelve months. Thereafter, the mortgage interest rate will reset periodically in accordance with movements in a specified published interest rate index. The amount of interest due to an adjustable rate mortgage holder is determined in accordance with movements in a specified published interest rate index by adding a pre-determined increment or "margin" to the specified interest rate index. Many adjustable rate mortgage securities reset their interest rates based on changes in:

     - one-year, three-year and five-year constant maturity Treasury Bill rates,

     -    three-month or six-month Treasury Bill rates,

     -    11th District Federal Home Loan Bank Cost of Funds,

     -    National Median Cost of Funds, or

     - one-month, three-month, six-month or one-year London Interbank Offered Rate ("LIBOR") and other market rates.

     During periods of increasing rates, a portfolio will not benefit from such increase to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments to exceed any maximum allowable annual or lifetime reset limits or "cap rates" for a particular mortgage. In this event, the value of the mortgage securities in a portfolio would likely decrease. During periods of declining interest rates, income to a portfolio derived from adjustable rate mortgages which remain in a mortgage pool may decrease in contrast to the income on fixed rate mortgages, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments. Also, a portfolio's net asset value could vary to the extent that current yields on adjustable rate mortgage securities held as investments are different than market yields during interim periods between coupon reset dates.

          Privately-Issued Mortgage Securities. Privately-issued mortgage securities provide for the monthly principal and interest payments made by individual borrowers to pass through to investors on a corporate basis, and in privately issued collateralized mortgage obligations, as further described below. Privately-issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including:

     -    mortgage bankers,

     -    commercial banks,

     -    investment banks,

     -    savings and loan associations, and

     -    special purpose subsidiaries of the foregoing.

     Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of the Government National Mortgage Association
(GNMA) or Federal Home Loan Mortgage Corporation (FHLMC), such securities generally are structured with one or more types of credit enhancement. For a description of the types of credit enhancements that may accompany privately-issued mortgage securities, see "Types of Credit Support" below. A portfolio which invests in mortgage securities will not limit its investments to asset-backed securities with credit enhancements.

          Collateralized Mortgage Obligations ("CMOs"). CMOs generally are bonds or certificates issued in multiple classes that are collateralized by or represent an interest in mortgages. CMOs may be issued by single-purpose, stand-alone finance subsidiaries or trusts of financial institutions, government agencies, investment banks or other similar institutions. Each class of CMOs, often referred to as a "tranche," may be issued with a specific fixed coupon rate (which may be zero) or a floating coupon rate. Each class of CMO's also has a stated maturity or final distribution date. Principal prepayments on the underlying mortgages may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. The general goal sought to be achieved in allocating cash flows on the underlying mortgages to the various classes of a series of CMOs is to create tranches on which the expected cash flows have a higher degree of predictability than the underlying mortgages. As a general matter, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgages. The yields on these tranches are relatively higher than on tranches with more predictable cash flows. Because of the uncertainty of the cash flows on these tranches, and the sensitivity of these transactions to changes in prepayment rates on the underlying mortgages, the market prices of and yields on these tranches tend to be highly volatile.

     CMOs purchased by the portfolios may be:

(1) collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. Government;

(2) collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and the guarantee is collateralized by U.S. Government securities; or

(3) securities for which the proceeds of the issuance are invested in mortgage securities and payment of the principal and interest is supported by the credit of an agency or instrumentality of the U.S. Government.

          STRIPS. In addition to the U.S. Government securities discussed above, certain portfolios may invest in separately traded interest components of securities issued or guaranteed by the U.S. Treasury. The interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). Under the STRIPS program, the interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

          Stripped Mortgage Securities. Stripped mortgage securities are derivative multi-class mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. Government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities in which the portfolios invest. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities may be illiquid and, together with any other illiquid investments, will not exceed 15% of a portfolio's net assets. See " Other Investment Policies. - Illiquid Securities".

     Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or "IO" class), while the other class will receive all of the principal (the principal only or "PO" class). The yield to maturity on an IO class is extremely sensitive to changes in prevailing interest rates and the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on an investing portfolio's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, such portfolio may fail to fully recoup its initial investment in these securities even if the securities are rated highly.

     As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage securities described in the Prospectus and Statement of Additional Information, like other debt instruments, will tend to move in the opposite direction to interest rates. Accordingly, the Trust believes that investing in IOs, in conjunction with the other mortgage securities described in the Prospectus and SAI, will contribute to a portfolio's relatively stable net asset value.

     In addition to the stripped mortgage securities described above, each of the Strategic Bond, High Yield Trust and Value Trust may invest in similar securities such as Super principal only and Levered interest only which are more volatile than POs and IOs. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. Risks associated with Levered IOs and IOettes are similar in nature to those associated with IOs. The Strategic Bond Trust may also invest in other similar instruments developed in the future that are deemed consistent with the investment objectives, policies and restrictions of the portfolio.

     Under the Internal Revenue Code of 1986, as amended (the "Code"), POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the portfolio.

          Inverse Floaters. Each of the Strategic Bond Trust, High Yield Trust and Value Trust may invest in inverse floaters. Inverse floaters may be issued by agencies or instrumentalities of the U.S. Government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Inverse floaters have greater volatility than other types of mortgage securities in which the portfolio invests (with the exception of stripped mortgage securities and there is a risk that the market value will vary from the amortized cost). Although inverse floaters are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, inverse floaters may be illiquid together with any other illiquid investments, will not exceed 15% of a portfolio's net assets. See "Other Investment Policies
- Illiquid Securities".

     Inverse floaters are derivative mortgage securities which are structured as a class of security that receives distributions on a pool of mortgage assets. Yields on inverse floaters move in the opposite direction of short-term interest rates and at an accelerated rate.

     Types of Credit Support. Mortgage securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the impact of an obligor's failure to make payments on underlying assets, mortgage securities may contain elements of credit support. A discussion of credit support is described below under "Asset-Backed Securities."

4. ASSET-BACKED SECURITIES

Certain of the portfolios may invest in asset-back securities as described in their investment policies.

     The securitization techniques used to develop mortgage securities are also being applied to a broad range of other assets. Through the use of trusts and special purpose corporations, automobile and credit card receivables are being securitized in pass-through structures similar to mortgage pass-through structures or in a pay-through structure similar to the CMO structure.

     Generally, the issuers of asset-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of a shorter maturity than mortgage loans. As a result, investment in these securities should be subject to less volatility than mortgage securities. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, the portfolio must reinvest the prepaid amounts in securities with the prevailing interest rates at the time. Therefore, a portfolio's ability to maintain an investment including high-yielding asset-backed securities will be affected adversely to the extent that prepayments of principal must be reinvested in securities which have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss. A portfolio will only invest in asset-backed securities rated, at the time of purchase, AA or better by S&P or Aa or better by Moody's (in the case of the Strategic Bond Trust and Spectrum Income Trust, BBB or better by S&P or Baa or better by Moody's) or that the Subadviser believes are of comparable quality.

     As with mortgage securities, asset-backed securities are often backed by a pool of assets representing the obligation of a number of different parties and use similar credit enhancement techniques. For a description of the types of credit enhancement that may accompany asset-backed securities, see "Types of Credit Support" below. A portfolio will not limit its investments to asset-backed securities with credit enhancements. Although asset-backed securities are not generally traded on a national securities exchange, such securities are widely traded by brokers and dealers, and will not be considered illiquid securities for the purposes of the investment restriction on illiquid securities under "Additional Investment Policies" below.

          Types of Credit Support. To lessen the impact of an obligor's failure to make payments on underlying assets, mortgage securities and asset-backed securities may contain elements of credit support. Such credit support falls into two categories:

     -    liquidity protection, and

     -    default protection

Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool of assets occurs in a timely fashion. Default protection provides against losses resulting from ultimate default and enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. A portfolio will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

     Some examples of credit support include:

     - "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class),

     - creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses), and

     - "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment on the securities and pay any servicing or other fees).

     The ratings of mortgage securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or default protection are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of these securities could be reduced in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experienced on the underlying pool of assets is better than expected.

     The degree of credit support provided for each issue is generally based on historical information concerning the level of credit risk associated with the underlying assets. Delinquency or loss greater than anticipated could adversely affect the return on an investment in mortgage securities or asset-backed securities.

          Collateralized Debt Obligations. Collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

     For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

     The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the portfolios as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Trust's prospectuses (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the portfolios may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

     5. ZERO COUPON SECURITIES, DEFERRED INTEREST BONDS AND PAY-IN-KIND BONDS

     Certain of the portfolios may invest in zero coupon securities, deferred interest bonds and pay-in-kind bonds as described in their investment policies.

     Zero coupon securities, deferred interest bonds and pay-in-kind bonds involve special risk considerations. Zero coupon securities and deferred interest bonds are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. When a zero coupon security or a deferred interest bond is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding these securities until maturity know at the time of their investment what the return on their investment will be. The portfolios also may purchase pay-in-kind bonds. Pay-in-kind bonds are bonds that pay all or a portion of their interest in the form of debt or equity securities.

     Zero coupon securities, deferred interest bonds and pay-in-kind bonds are subject to greater price fluctuations in response to changes in interest rates than ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities and deferred interest bonds usually appreciate during periods of declining interest rates and usually depreciates during periods of rising interest rates.

          Issuers of Zero Coupon Securities and Pay-In-Kind Bonds. Zero coupon securities and pay-in-kind bonds may be issued by a wide variety of corporate and governmental issuers. Although zero coupon securities and pay-in-kind bonds are generally not traded on a national securities exchange, these securities are widely traded by brokers and dealers and, to the extent they are widely traded, will not be considered illiquid for the purposes of the investment restriction under "Additional Investment Policies" below.

          Tax Considerations. Current Federal income tax law requires the holder of a zero coupon security or certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for Federal income and excise taxes, a portfolio may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

     6. LOANS AND OTHER DIRECT DEBT INSTRUMENTS

     Each portfolio may invest in loans and other direct debt instruments to the extent authorized by its investment policies. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a portfolio supply additional cash to a borrower on demand.

     7. HIGH YIELD (HIGH RISK) DOMESTIC CORPORATE DEBT SECURITIES

     Certain of the portfolios may invest in high yield (high risk) domestic corporate debt securities as described in their investment policies.

     High yield U.S. corporate debt securities in which the portfolios may invest include bonds, debentures, notes, bank loans, credit-linked notes and commercial paper. Most of these debt securities will bear interest at fixed rates except bank loans, which usually have floating rates. The portfolios may also invest in bonds with variable rates of interest or debt securities which involve equity features, such as equity warrants or convertible outright and participation features (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower's attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

     The market for high yield U.S. corporate debt securities has undergone significant changes since it was first established. Issuers in the U.S. high yield market originally consisted primarily of growing small capitalization companies and larger capitalization companies whose credit quality had declined from investment grade. During the mid-1980s, participants in the U.S. high yield market issued high yield securities principally in connection with leveraged buyouts and other leveraged recapitalizations. In late 1989 and 1990, the volume of new issues of high yield U.S. corporate debt declined significantly and liquidity in the market decreased. Since early 1991, the volume of new issues of high yield U.S. corporate debt securities has increased substantially and secondary market liquidity has improved. During the same periods, the U.S. high yield debt market exhibited strong returns, and it continues to be an attractive market in terms of yield and yield spread over U.S. Treasury securities. Currently, most new offerings of U.S. high yield securities are being issued to refinance higher coupon debt and to raise funds for general corporate purposes as well as to provide financing in connection with leveraged transactions.

     8. BRADY BONDS

     Certain of the portfolios may invest in Brady Bonds as described in their investment policies.

Brady Bonds are debt securities issued under the framework of the "Brady Plan," an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. The Brady Plan framework, as it has developed, involves the exchange of external commercial bank debt for newly issued bonds (Brady Bonds). Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. Brady Bonds issued to date generally have maturities between 15 and 30 years from the date of issuance and have traded at a deep discount from their face value. In addition to Brady Bonds, the portfolios may invest in emerging market governmental obligations issued as a result of debt restructuring agreements outside of the scope of the Brady Plan.


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

     Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included:

     - the exchange of outstanding commercial bank debt for bonds issued at 100% of face value which carry a below-market stated rate of interest (generally known as par bonds),

     - bonds issued at a discount from face value (generally known as discount bonds),

     -    bonds bearing an interest rate which increases over time, and

     - bonds issued in exchange for the advancement of new money by existing lenders.

Discount bonds issued to date under the framework of the Brady Plan have generally borne interest computed semi-annually at a rate equal to 13/16 of one percent above the current six-month LIBOR rate. Regardless of the stated face amount and interest rate of the various types of Brady Bonds, the portfolios will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase.

     Certain sovereign bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 15 to 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the International Monetary Fund (the "IMF"), the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments, with the balance of the interest accruals being uncollateralized.

     The portfolios may purchase Brady Bonds with no or limited collateralization, and must rely for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.

     Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transactional securities depositories. A substantial portion of the Brady Bonds and other sovereign debt securities in which the portfolios invest are likely to be acquired at a discount.

     9. SOVEREIGN DEBT OBLIGATIONS

     Each portfolio may invest in sovereign debt obligations to the extent authorized by its investment polices. Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loan or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.

     10. INDEXED SECURITIES

     Each portfolio may invest in indexed securities to the extent authorized by its investment policies. Indexed securities are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

     Currency indexed securities typically are short term to intermediate term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities. Currency indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

     The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

     11. HYBRID INSTRUMENTS

     Certain of the portfolios may invest in Hybrid instruments as described in their investment policies.

Hybrid instruments (a type of potentially high-risk derivative) combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument ("Hybrid Instruments").

          Characteristics of Hybrid Instruments. Generally, a Hybrid Instrument is a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to the following:

     - prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles or commodities (collectively, "Underlying Assets") or

     - an objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks").

     Hybrid Instruments may take a variety of forms, including, but not limited to:

     - debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time,

     - preferred stock with dividend rates determined by reference to the value of a currency, or

     - convertible securities with the conversion terms related to a particular commodity.

Uses of Hybrid Instruments. Hybrid Instruments provide an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions.

     One approach is to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the investing portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly.

     The purpose of this type of arrangement, known as a structured security with an embedded put option, is to give the portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that such a strategy will be successful and the value of the portfolio may decline; for example, if interest rates may not move as anticipated or credit problems could develop with the issuer of the Hybrid Instrument.

Risks of Investing in Hybrid Instruments. The risks of investing in Hybrid Instruments are a combination of the risks of investing in securities, options, futures and currencies. Therefore, an investment in a Hybrid Instrument may include significant risks not associated with a similar investment in a traditional debt instrument with a fixed principal amount, is denominated in U.S. dollars, or that bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. These risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and that may not be readily foreseen by the purchaser. Such factors include economic and political events, the supply and demand for the Underlying Assets, and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. See "

Hedging and Other Strategic Transactions" below for a description of certain risks associated with investments in futures, options, and forward contracts.

Volatility. Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

Leverage Risk. Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates, but bear an increased risk of principal loss (or gain). For example, an increased risk of principal loss (or gain) may result if "leverage" is used to structure a Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss, as well as the potential for gain.

          Liquidity Risk. Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor. Therefore, the number of investors that would be willing and able to buy such instruments in the secondary market may be smaller than for more traditional debt securities. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between a portfolio and the issuer of the Hybrid Instrument, the creditworthiness of the counter party or issuer of the Hybrid Instrument would be an additional risk factor which the portfolio would have to consider and monitor.

          Lack of US Regulation. Hybrid Instruments may not be subject to regulation of the Commodities Futures Trading Commission ("CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the Securities and Exchange Commission ("SEC"), which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

     The various risks discussed above with respect to Hybrid Instruments particularly the market risk of such instruments, may cause significant fluctuations in the net asset value of a portfolio.

     12. ADRS, EDRS, GDRS AND IDRS

     Certain of the portfolios may invest in American Depository Receipts, European Depository Receipts, Global Depository Receipts, and International Depository Receipts ("ADRs," "EDRs," "GDRs," and "IDRs" respectively) as described in their investment policies.

Securities of foreign issuers may include ADRs, EDRs, GDRs, and IDRs. Depository Receipts are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic corporation.

ADRs are U.S. dollar-denominated securities backed by foreign securities deposited in a U.S. securities depository. ADRs are created for trading in the U.S. markets. The value of an ADR will fluctuate with the value of the underlying security, will reflect any changes in exchange rates and otherwise involve risks associated with investing in foreign securities.

Securities of foreign issuers also include EDRs, GDRs, and IDRs, which are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs, GDRs, and IDRs are not necessarily quoted in the same currency as the underlying security.

     13. VARIABLE AND FLOATING RATE OBLIGATIONS

Certain of the portfolios may invest in floating or variable rate securities. Investments in floating or variable rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates of Treasury Bonds or Bill or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the portfolio on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before the portfolio is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by the portfolio through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.

     14. EXCHANGE TRADED FUNDS

Certain of the Trust portfolios may invest in exchange traded funds ("ETFs"). These are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A portfolio could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have management fees which increase their costs.

ADDITIONAL INVESTMENT POLICES

     The following provides a more detailed explanation of some of the investment policies of the portfolios.

1. LENDING SECURITIES

Each portfolio, except each American Funds, may lend its securities so long as its loans of securities do not represent in excess of 33 1/3% of such portfolio's total assets. This lending limitation is a fundamental restriction which may not be changed without shareholder approval. The procedure for lending securities is for the borrower to give the lending portfolio collateral consisting of cash, cash equivalents or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The lending portfolio may invest the cash collateral and earn additional income or receive an agreed upon fee from a borrower which has delivered cash equivalent collateral.

The Trust anticipates that securities will be loaned only under the following conditions:

(1) the borrower must furnish collateral equal at all times to the market value of the securities loaned and the borrower must agree to increase the collateral on a daily basis if the securities loaned increase in value;

(2) the loan must be made in accordance with New York Stock Exchange rules, which presently require the borrower, after notice, to redeliver the securities within five business days; and

(3) the portfolio making the loan may pay reasonable service, placement, custodian or other fees in connection with loans of securities and share a portion of the interest from these investments with the borrower of the securities.

As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.

2. WHEN-ISSUED SECURITIES ("FORWARD COMMITMENTS")

In order to help ensure the availability of suitable securities, each of the portfolios, except each American Fund, may purchase debt or equity securities on a "when-issued" or on a "forward delivery" basis. Purchasing securities on a when-issued or forward delivery basis means that the obligations will be delivered to the portfolio at a future date, which may be one month or longer after the date of the commitment ("forward commitments"). Except as may be imposed by these factors, there is no limit on the percent of a portfolio's total assets that may be committed to such transactions.

Under normal circumstances, a portfolio purchasing securities on a when-issued or forward delivery basis will take delivery of the securities, but the portfolio may, if deemed advisable, sell the securities before the settlement date. In general, a portfolio does not pay for the securities, or start earning interest on them, until the obligations are scheduled to be settled. The portfolio does, however, record the transaction and reflect the value each day of the securities in determining its net asset value. At the time of delivery, the value of when-issued or forward delivery securities may be more or less than the transaction price, and the yields then available in the market may be higher than those obtained in the transaction. While awaiting delivery of the obligations purchased on such bases, a portfolio will maintain on its records liquid assets equal to the amount of the commitments to purchase when-issued or forward delivery securities. The availability of liquid assets for this purpose and the effect of asset segregation on a portfolio's ability to meet its current obligations, to honor requests for redemption, and to otherwise manage its investment portfolio will limit the extent to which the portfolio may purchase when-issued or forward delivery securities.

3. MORTGAGE DOLLAR ROLLS


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

Each portfolio of the Trust (except the Money Market Trust, the Lifestyle Trusts, the Index Allocation Trust and each American Fund) may enter into mortgage dollar rolls. Under a mortgage dollar roll, a portfolio sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar securities (of the same type, coupon and maturity) securities on a specified future date. During the roll period, the portfolio forgoes principal and interest paid on the mortgage-backed securities. A portfolio is compensated by the difference between the current sale price and the lower forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. A portfolio may also be compensated by receipt of a commitment fee. A portfolio may only enter into "covered rolls". A covered roll is a specific type of dollar roll for which there is an offsetting cash or cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction or for which the portfolio maintains on its records liquid assets having an aggregate value at least equal to the amount of such commitment to repurchase. Dollar roll transactions involve the risk that the market value of the securities sold by the portfolio may decline below the repurchase price of those securities. While a mortgage dollar roll may be considered a form of leveraging, and may, therefore, increase fluctuations in a portfolio's net asset value per share, each portfolio will cover the mortgage dollar roll transaction as described above.

4. ILLIQUID SECURITIES

Each of the portfolios, except the Money Market Trust, may not invest more than 15% of its net assets in securities that are not readily marketable ("illiquid securities"). The Money Market Trust may not invest more than 10% of its net assets in illiquid securities. Investment in illiquid securities involves the risk that, because of the lack of consistent market demand for such securities, a portfolio may be forced to sell them at a discount from the last offer price.

Rule 144A Securities are Excluded from the Limitation on Illiquid Securities. Securities that are restricted as to resale but for which a ready market is available pursuant to an exemption provided by Rule 144A of the Securities Act of 1933 ("1933 Act") or other exemptions from the registration requirements of the 1933 Act may be excluded from the 10% and 15% limitations on illiquid securities. The Subadvisers decide, subject to the Trustees' oversight, whether securities sold according to Rule 144A are readily marketable for purposes of the Trust's investment restriction. The Subadvisers will also monitor the liquidity of Rule 144A securities held by the portfolios for which they are responsible. To the extent that Rule 144A securities held by a portfolio should become illiquid because of a lack of interest on the part of qualified institutional investors, the overall liquidity of the portfolio could be adversely affected.

Section 4(2) Commercial Paper is Excluded from the Limitation on Illiquid Securities. The Money Market Trust may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the 1933 Act. Section 4(2) commercial paper is restricted as to the disposition under Federal securities law, and is generally sold to institutional investors, such as the Trust, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be made in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Money Market Trust through or with the assistance of the issuer or investment dealers who make a market in
Section 4(2) commercial paper, thus providing liquidity. The Money Market Trust's Subadviser believes that Section 4(2) commercial paper meets its criteria for liquidity and is quite liquid. The Money Market Trust intends, therefore, to treat Section 4(2) commercial paper as liquid and not subject to the investment limitation applicable to illiquid securities. The Money Market Trust's Subadviser will monitor the liquidity of 4(2) commercial paper held by the Money Market Trust, subject to the Trustees' oversight.

5. SHORT SALES

Certain of the portfolios may make short sales of securities or maintain a short position, provided that at all times when a short position is open the portfolio owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short (a short sale "against-the-box").

Certain of the portfolios may also sell a security it does not own in anticipation of a decline in the market value of that security (a "short sale"). To complete such a transaction, the portfolio must borrow the security to make delivery to the buyer. The portfolio is then obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the portfolio. Until the security is replaced, the portfolio is required to pay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the portfolio replaces a borrowed security, the portfolio will segregate with its custodian cash or other liquid assets at such a level that (i) the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the portfolio replaced the borrowed security. The portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the portfolio may be required to pay in connection with a short sale.

     6. INVESTMENT IN OTHER INVESTMENT COMPANIES

Certain of the portfolios may invest in shares of closed-end investment companies, unit investment trusts, and open-end investment companies. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company-level may be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Investments in certain types of investment companies, such as closed end investment companies, issue a fixed number of shares that trade on a stock exchange or may involve the payment of substantial premiums above the value of such investment companies' portfolio securities when traded over-the-counter or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market.

The extent to which a portfolio can invest in securities of other investment companies is limited by federal securities laws.

     7. LOAN PARTICIPATIONS AND ASSIGNMENTS

Certain of the portfolios may invest in loan participation or assignments. Loan participations are loans or other direct debt instruments which are interests in amounts owned by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates to suppliers of goods or services, or to other parties. A portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participations, a portfolio generally will have no right to enforce compliance by the borrower with the term of the loan agreement relating to loan, nor any rights of set-off against the borrower, and a portfolio may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, a portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

When a portfolio purchases assignments from lenders it will acquire direct rights against the borrower on the loan. However, because assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligation acquired by a portfolio as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Investments in loan participations and assignments present the possibility that a portfolio could be held liable as a co-lender under emerging legal theories of lender liability. In addition, if the loan is foreclosed, a portfolio could be part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. The portfolios anticipate that such securities could be sold only to a limited number of institutional investors. In addition, some loan participations and assignments may not be rated by major rating agencies and may not be protected by the securities laws.

                                  RISK FACTORS

HIGH YIELD (HIGH RISK) SECURITIES

The following discussion supplements the disclosure regarding the risks of investing in non-investment grade securities.

GENERAL. Certain of the portfolios may invest in high yield (high risk) securities. High yield securities are those rated below investment grade and comparable unrated securities. These securities offer yields that fluctuate over time, but generally are superior to the yields offered by higher rated securities. However, securities rated below investment grade also have greater risks than higher rated securities as described below.

Interest Rate Risk. To the extent a portfolio invests primarily in fixed-income securities, the net asset value of the portfolio's shares can be expected to change as general levels of interest rates fluctuate. However, the market values of securities rated below investment grade (and comparable unrated securities) tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Except to the extent that values are affected independently by other factors (such as developments relating to a specific issuer) when interest rates decline, the value of a fixed-income portfolio generally rise. Conversely, when interest rates rise, the value of a fixed-income portfolio will decline.

Liquidity. The secondary markets for high yield corporate and sovereign debt securities are not as liquid as the secondary markets for investment grade securities. The secondary markets for high yield debt securities are concentrated in relatively few market makers and participants are mostly institutional investors. In addition, the trading volume for high yield debt securities is generally lower than for investment grade securities. Furthermore, the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer.

These factors may have an adverse effect on the ability of portfolios investing in high yield securities to dispose of particular portfolio investments. These factors also may limit the portfolios from obtaining accurate market quotations to value securities and calculate net asset value. If a portfolio investing in high yield debt securities is not able to obtain precise or accurate market quotations for a particular security, it will be more difficult for the Trustees to value that portfolio's investments. Therefore the Trustees may have to use a greater degree of judgment in making such valuations.

Less liquid secondary markets may also affect a portfolio's ability to sell securities at their fair value. Each portfolio may invest up to 15% (10% in the case of the Money Market Trust) of its net assets, measured at the time of investment, in illiquid securities. These securities may be more difficult to value and to sell at fair value. If the secondary markets for high yield debt securities are affected by adverse economic conditions, the proportion of a portfolio's assets invested in illiquid securities may increase.

NON-INVESTMENT GRADE CORPORATE DEBT SECURITIES. While the market values of securities rated below investment grade (and comparable unrated securities) tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of non-investment grade corporate debt securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities.

In addition, these securities generally present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

NON-INVESTMENT GRADE FOREIGN SOVEREIGN DEBT SECURITIES. Investing in non-investment grade foreign sovereign debt securities will expose portfolios to the consequences of political, social or economic changes in the developing and emerging market countries that issue the securities. The ability and willingness of sovereign obligors in these countries to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Developing and emerging market countries have historically experienced (and may continue to experience) high inflation and interest rates, exchange rate trade difficulties, extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability.

The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by:

     -    the obligor's balance of payments, including export performance,

     -    the obligor's access to international credits and investments,

     -    fluctuations in interest rates, and

     -    the extent of the obligor's foreign reserves.

Obligor's Balance of Payments. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected.

Obligor's Access to International Credits and Investments. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multilateral organizations, and inflows of foreign investment. The commitment on the part of these entities to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure in any of these efforts


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

may result in the cancellation of these third parties' lending commitments, thereby further impairing the obligor's ability or willingness to service its debts on time.

Obligor's Fluctuations in Interest Rates. The cost of servicing external debt is generally adversely affected by rising international interest rates since many external debt obligations bear interest at rates which are adjusted based upon international interest rates.

Obligor's Foreign Reserves. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

The Consequences of a Default. As a result of the previously listed factors, a governmental obligor may default on its obligations. If a default occurs, the portfolio holding foreign sovereign debt securities may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of the foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

Sovereign obligors in developing and emerging countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations. This difficulty has led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things:

     - reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and

     -    obtaining new credit to finance interest payments.

Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the portfolios may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect a portfolio's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Securities in the Lowest Rating Categories. Certain debt securities in which the portfolios may invest may have (or be considered comparable to securities having) the lowest ratings for non-subordinated debt instruments assigned by Moody's or Standard & Poor's. These securities are rated Caa or lower by Moody's or CCC or lower by Standard & Poor's. These securities are considered to have the following characteristics:

     - extremely poor prospects of ever attaining any real investment standing,

     -    current identifiable vulnerability to default,

     - unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions,

     - are speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations, and/or

     -    are default or not current in the payment of interest or principal.

Accordingly, it is possible that these types of characteristics could, in certain instances, reduce the value of securities held by a portfolio with a commensurate effect on the value of the portfolio's shares.

FOREIGN SECURITIES

The following discussion supplements the disclosure regarding the risks of investing in foreign securities in the Prospectus.

Different Accounting and Reporting Requirements. There may be less publicly available information about a foreign issuer than a domestic issuer. Foreign issuers, including foreign branches of U.S. banks, are subject to different accounting and reporting requirements. These requirements are generally less extensive than the requirements in the U.S.


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

Liquidity. Foreign stock markets (other than Japan) have substantially less volume than the U.S. exchanges. Securities of foreign issuers are generally less liquid and more volatile than those of comparable domestic issuers.

Less Government Regulation. Foreign exchanges, broker-dealers and issuers frequently have less governmental regulation than comparable entities in the United States. In addition, brokerage costs for foreign issuers may be higher than those for U.S. issuers.

Political Instability; Nationalization. Investments in foreign companies may be subject to the possibility of :

     -    nationalization of the foreign company,

     -    withholding of dividends at the source,

     -    expropriation or confiscatory taxation,

     -    currency blockage,

     -    political or economic instability, and/or

     - diplomatic developments that could adversely affect the value of those investments.

Clearance and Settlement Procedures. Foreign markets, especially emerging markets, may have different clearance and settlement procedures. In certain emerging markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a portfolio is uninvested and no return is earned on these assets. The inability of a portfolio to make intended security purchases due to settlement problems could cause the portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a portfolio due to subsequent declines in value of the portfolio securities or, if the portfolio has entered into a contract to sell the security, possible liability to the purchaser.

Enforcement of Judgment in the Case of Default. In the event of a default on any foreign obligation, it may be difficult for the investing portfolios to obtain or to enforce a judgment against the foreign issuer.

FUNDS OF FUNDS RISK

The following discussion supplements the disclosure regarding the risks of investing in funds of funds such as the Lifestyle Trusts, the Index Allocation Trust and the Absolute Return Trust.

As permitted by Section 12 of the 1940 Act, each Lifestyle Trust, the Index Allocation Trust and the Absolute Return Trust (collectively, the "Allocation Trusts") invest in a number of other portfolios of the Trust ("Underlying Portfolios") and may reallocate or rebalance assets among the Underlying Portfolios.

From time to time, one or more of the Underlying Portfolios may experience relatively large redemptions or investments due to reallocations or rebalancings of the assets of a Allocation Trust ("Rebalancings"), as effected by its subadviser, MFC Global Investment Management (U.S.A.) Limited ("MFC Global"). Shareholders should note that Rebalancings may affect the Underlying Portfolios:
Underlying Portfolios subject to redemptions by a Allocation Trust may find it necessary to sell securities; and the Underlying Portfolios that receive additional cash from a Allocation Trust will find it necessary to invest the cash. The impact of Rebalancings is likely to be greater when a Allocation Trust owns, redeems, or invests in, a substantial portion of an Underlying Portfolio. Rebalancings could affect the Underlying Portfolios as noted below which could adversely affect their performance and, therefore, the performance of a Allocation Trust.

Both John Hancock Investment Management Services, LLC (the "Adviser") and MFC Global will monitor the impact of Rebalancings on the Underlying Portfolios and attempt to minimize any such adverse impact, consistent with pursuing the investment objective of each Allocation Trust. However, there is no guarantee that the Adviser and MFC Global will be successful in doing so.

Possible Adverse Effects of Rebalancings on the Underlying Portfolios:

1. Underlying Portfolios could be required to sell securities or to invest cash, at times when they may not otherwise desire to do so.

2. Rebalancings may increase brokerage and/or other transaction costs of the Underlying Portfolios.

3. When a Allocation Trust owns a substantial portion of an Underlying Portfolio, a large redemption by the Allocation Trust could cause that Underlying Portfolio's expenses to increase and could potentially result in the


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

portfolio becoming too small to be economically viable.

Both the Allocation Trusts and the Underlying Portfolios are managed by the Adviser. MFC Global, which is an affiliate of the Adviser, is the subadviser to each Allocation Trust and to certain of the Underlying Portfolios. Shareholders should note that the Adviser has the responsibility to oversee and monitor both the Allocation Trusts and the Underlying Portfolios and MFC Global has the responsibility to manage both the Allocation Trusts and certain of the Underlying Portfolios. As noted above, the Adviser and MFC Global will monitor the impact of Rebalancings on the Underlying Portfolios and attempt to minimize any adverse effect of the Rebalancings on the Underlying Portfolios, consistent with pursuing the investment objective of each Allocation Trust.

With respect to Rebalancings, shareholders should also note that MFC Global as the subadviser to both the Allocation Trusts and certain of the Underlying Portfolios, may appear to have incentive to allocate more Allocation Trust assets to those Underlying Portfolios that it subadvises. However, the Adviser believes it has no financial incentive since the net amount of advisory fee retained after payment of the subadvisory fee is the same for all underlying portfolios although the Adviser's ultimate controlling parent, MFC, may appear to have an incentive to do so since it also controls MFC Global. The Adviser will monitor MFC Global's allocation of Allocation Trust assets to the Underlying Portfolios to attempt to ensure that assets are not allocated to other MFC Global subadvised portfolios unless it is in the best interest of the Allocation Trust to do so. In addition, prior to appointing MFC Global as subadviser to an Underlying Portfolio, the Board of Trustees of the Trust will consider the affiliation between the Adviser and MFC Global as one of its factors in approving such appointment.

                    HEDGING AND OTHER STRATEGIC TRANSACTIONS

     The following discussion supplements "Hedging and Other Strategic Transactions" set forth in the Prospectus of the Trust.

     As described in the Prospectus, an individual portfolio may be authorized to use a variety of investment strategies. Strategies described below will be used primarily for hedging purposes, including hedging various market risks (such as interest rates, currency exchange rates and broad or specific market movements), and managing the effective maturity or duration of debt instruments held by the portfolios (such investment strategies and transactions are referred to as "Hedging and Other Strategic Transactions"). These strategies may also be used to gain exposure to a particular securities market. The description in the Prospectus of each portfolio indicates which, if any, of these types of transactions may be used by the portfolios.

     A detailed discussion of Hedging and Other Strategic Transactions follows. No portfolio that is authorized to use any of these investment strategies will be obligated to pursue any of the strategies and no portfolio makes any representation as to the availability of these techniques at this time or at any time in the future. In addition, a portfolio's ability to pursue certain of these strategies may be limited by the Commodity Exchange Act, as amended, applicable rules and regulations of the CFTC thereunder and U.S. Federal income tax considerations.

GENERAL CHARACTERISTICS OF OPTIONS

     Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Hedging and Other Strategic Transactions involving options require segregation of portfolio assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

     Put Options. A put option gives the purchaser of the option, upon payment of a premium, the right to sell (and the writer the obligation to buy) the underlying security, commodity, index, currency or other instrument at the exercise price. A portfolio's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the portfolio the right to sell the instrument at the option exercise price.

     If and to the extent authorized to do so, a portfolio may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. A portfolio will not sell put options if, as a result, more than 50% of the portfolio's assets would be required to be segregated to cover its potential obligations under put options other than those with respect to futures contracts.

          Risk of Selling Put Options. In selling put options, a portfolio faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

          Call Options. A call option, upon payment of a premium, gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A portfolio's purchase of a call option on an underlying instrument might be intended to protect the portfolio against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An "American" style put or call option may be exercised at any time during the option period, whereas a "European" style put or call option may be exercised only upon expiration or during a fixed period prior to expiration.

          Partial Hedge or Income to the Portfolio. If a portfolio sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the portfolio or will increase the portfolio's income. Similarly, the sale of put options can also provide portfolio gains.

          Covering of Options. All call options sold by a portfolio must be "covered" (that is, the portfolio must own the securities or futures contract subject to the call or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding).

          Risk of Selling Call Options. Even though a portfolio will receive the option premium to help protect it against loss, a call option sold by the portfolio will expose the portfolio during the term of the option to possible loss of the opportunity to sell the underlying security or instrument with a gain.

     Exchange-listed Options. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

     OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Index options and Eurodollar instruments (which are described below under "Eurodollar Instruments") are cash settled for the net amount, if any, by which the option is "in-the-money" at the time the option is exercised. "In-the-money" means the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

     A portfolio's ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are:

     -    insufficient trading interest in certain options,

     -    restrictions on transactions imposed by an exchange,

     - trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits,

     -    interruption of the normal operations of the OCC or an exchange,

     - inadequacy of the facilities of an exchange or the OCC to handle current trading volume, or

     - a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

     OTC Options. Over-the-counter ("OTC") options are purchased from or sold to counterparties such as securities dealers, financial institutions through direct bilateral agreement with the counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by


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

negotiation of the parties. It is anticipated that any portfolio authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

     Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, the portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Subadviser must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty's credit to determine the likelihood that the terms of the OTC option will be met. A portfolio will enter into OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker-dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by the Subadviser. In the absence of a change in the current position of the staff of the SEC, OTC options purchased by a portfolio and the amount of the portfolio's obligation pursuant to an OTC option sold by the portfolio (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

     Types of Options That May Be Purchased. If and to the extent authorized to do so, a portfolio may purchase and sell call options on securities indices, currencies, and futures contracts, as well as and on Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the OTC markets.

     Each portfolio reserves the right to invest in options on instruments and indices which may be developed in the future to the extent consistent with applicable law, the portfolio's investment objective and the restrictions set forth herein.

GENERAL CHARACTERISTICS OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     If and to the extent authorized to do so, a portfolio may trade financial futures contracts (including stock index futures contracts which are described below) or purchase or sell put and call options on those contracts for the following purposes:

     - as a hedge against anticipated interest rate, currency or market changes,

     -    for duration management,

     -    for risk management purposes,

     -    to gain exposure to a securities market.

Futures contracts are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a portfolio, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver that position.

     Use Will Be Consistent with Applicable Regulatory Requirements. A portfolio's use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular with the rules and regulations of the CFTC and will be entered into primarily for bona fide hedging, risk management (including duration management) or to attempt to increase income or gains.

     Margin. Maintaining a futures contract or selling an option on a futures contract will typically require a portfolio to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets ("initial margin") that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ("variation margin") may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of a portfolio. If a portfolio exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position.

     Settlement. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.


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

     Value of Futures Contracts Sold by a Portfolio. The value of all futures contracts sold by a portfolio (adjusted for the historical volatility relationship between such portfolio and the contracts) will not exceed the total market value of the portfolio's securities.

STOCK INDEX FUTURES

     Definition. A stock index futures contract (an "Index Future") is a contract to buy a certain number of units of the relevant index at a specified future date at a price agreed upon when the contract is made. A unit is the value at a given time of the relevant index.

Uses of Index Futures. Below are some examples of how Index Futures may be used:

     - In connection with a portfolio's investment in common stocks, a portfolio may invest in Index Futures while the Subadviser seeks favorable terms from brokers to effect transactions in common stocks selected for purchase.

     - A portfolio may also invest in Index Futures when a subadviser believes that there are not enough attractive common stocks available to maintain the standards of diversity and liquidity set for the portfolio's pending investment in such stocks when they do become available.

     - Through the use of Index Futures, a portfolio may maintain a pool of assets with diversified risk without incurring the substantial brokerage costs which may be associated with investment in multiple issuers. This may permit a portfolio to avoid potential market and liquidity problems (e.g., driving up or forcing down the price by quickly purchasing or selling shares of a portfolio security) which may result from increases or decreases in positions already held by a portfolio.

     - A portfolio may also invest in Index Futures in order to hedge its equity positions.

Hedging and Other Strategic Transactions involving futures contracts and options on futures contracts will be purchased, sold or entered into primarily for bona fide hedging, risk management or appropriate portfolio management purposes including gaining exposure to a particular securities market. None of the portfolios will act as a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the CFTC).

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES

     If and to the extent authorized to do so, a portfolio may purchase and sell call and put options on securities indices and other financial indices ("Options on Financial Indices"). In so doing, the portfolio can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments.

     Description of Options on Financial Indices. Options on Financial Indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, Options on Financial Indices settle by cash settlement. Cash settlement means that the holder has the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call (or is less than, in the case of a put) the exercise price of the option. This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments comprising the market or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case for options on securities. In the case of an OTC option, physical delivery may be used instead of cash settlement.

YIELD CURVE OPTIONS

     Certain of the portfolios may also enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

     Yield curve options may be used for the same purposes as other options on securities. Specifically, a portfolio may purchase or write such options for hedging purposes. For example, a portfolio may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and


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

wants to hedge against an adverse change in the yield spread between the two securities. The portfolio may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the subadviser, the portfolio will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by a portfolio will be "covered." A call (or put) option is covered if the portfolio holds another call (or put) option on the spread between the same two securities and owns liquid and unencumbered assets sufficient to cover the portfolio's net liability under the two options. Therefore, a portfolio's liability for such a covered option is generally limited to the difference between the amount of the portfolio's liability under the option written by the portfolio less the value of the option held by the portfolio. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter.

CURRENCY TRANSACTIONS

     If and to the extent authorized to do so, a portfolio may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value. Currency transactions include:

     -    forward currency contracts (including nondeliverable forwards),

     -    exchange-listed currency futures contracts and options thereon,

     -    exchange-listed and OTC options on currencies, and

     -    currency swaps.

A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under "Swaps, Caps, Floors and Collars." A portfolio may enter into currency transactions only with counterparties that are deemed creditworthy by the subadviser.

     A portfolio's dealings in forward currency contracts and other currency transactions such as futures contracts, options, options on futures contracts and swaps will be limited to hedging and similar purposes, including transaction hedging, position hedging, cross hedging and proxy hedging. A portfolio may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuation from one country to another. A portfolio may also engage in non-deliverable forward transactions to manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A non-deliverable forward is a transaction that represents an agreement between a portfolio and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, the portfolio and the counterparty agree to net the settlement by making a payment in U.S. dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inceptions of the non-deliverable forward agreement and the actual exchange rate on the agreed upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction's notional amount by the difference between the agreed upon forward exchange rate and the actual exchange rate when the transaction is completed.

     When a portfolio enters into a non-deliverable forward transaction, the portfolio's custodian will place segregated assets in a segregated account of the portfolio in an amount not less than the value of the portfolio's total assets committee to the consummation of such non-deliverable forward transaction. If the additional segregated assets placed in the segregated account decline in value or the amount of the portfolio's commitment increases because of changes in currency rates, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the portfolio's commitments under the non-deliverable forward agreement.

     Since a portfolio generally may only close out a non-deliverable forward with the particular counterparty, there is a risk that the counterparty will default on its obligation to under the agreement. If the counterparty defaults, a portfolio will have contractual remedies pursuant to the agreement related to the transaction, but there is no assurance that contract counterparties will be able to meet their obligations pursuant to such agreements or that, in the event of a default, a portfolio will succeed in pursuing contractual remedies. The portfolio thus assumes the risk that it may be delayed or prevented from obtaining payments owed to it pursuant to non-deliverable forward transactions.


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

     In addition, where the currency exchange rates that are the subject of a given non-deliverable forward transaction do not move in the direction or to the extent anticipated, a portfolio could sustain losses on the non-deliverable forward transaction. A portfolio's investment in a particular non-deliverable forward transaction will be affected favorably or unfavorably by factors that affect the subject currencies, including economic, political and legal developments that impact the applicable countries, as well as exchange control regulations of the applicable countries. These risks are heightened when a non-deliverable forward transaction involves currencies of emerging market countries because such currencies can be volatile and there is a greater risk that such currencies will be devalued against the U.S. dollar or other currencies.

     Transaction Hedging. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a portfolio, which will generally arise in connection with the purchase or sale of the portfolio's securities or the receipt of income from them.

     Position Hedging. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency.

     Cross Hedging. A portfolio may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the portfolio has or in which the portfolio expects to have exposure.

     Proxy Hedging. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, a portfolio may also engage in proxy hedging. Proxy hedging is often used when the currency to which a portfolio's holdings are exposed is generally difficult to hedge or specifically difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of a portfolio's securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the portfolio's securities denominated in linked currencies.

     Risk of Currency Transactions. Currency transactions are subject to risks different from other portfolio transactions, as discussed below under "Risk Factors." If a portfolio enters into a currency hedging transaction, the portfolio will comply with the asset segregation requirements described below under "Use of Segregated and Other Special Accounts."

COMBINED TRANSACTIONS

     To the extent authorized to do so, a portfolio may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although a portfolio will normally enter into combined transactions to reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the portfolio's objective.

SWAP AGREEMENTS AND OPTIONS ON SWAP AGREEMENTS.

Among the Hedging and Other Strategic Transactions into which a portfolio may be authorized to enter are swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps. To the extent a portfolio may invest in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements. A portfolio may also enter into options on swap agreements ("swap options").

A portfolio may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a portfolio anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities or commodities representing a particular index. A "quanto" or "differential" swap combines both an interest rate and a currency transaction. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Consistent with a portfolio's investment objectives and general investment polices, certain of the portfolios may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, a Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, a portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a portfolio may be required to pay a higher fee at each swap reset date.

A portfolio may also enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. A portfolio may also write (sell) and purchase put and call swap options.

Depending on the terms of the particular option agreement, a portfolio will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a portfolio purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a portfolio writes a swap option, upon exercise of the option the portfolio will become obligated according to the terms of the underlying agreement. Most other types of swap agreements entered into by the portfolios would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a portfolio's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A portfolio's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation or "earmarking" of liquid assets, to avoid any potential leveraging of the fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the portfolio's investment restriction concerning senior securities. A portfolio will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the portfolio's total assets.

A portfolio may also be authorized to enter into credit default swap agreements. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the portfolio. The protection "buyer" in a credit default contract is generally obligated to pay the protection "seller" an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A portfolio may be either the buyer or seller in the transaction. If the portfolio is a buyer and no credit event occurs, the portfolio may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a portfolio would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if a portfolio had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A portfolio will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The portfolio's obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the portfolio). In connection with credit default swaps in which a portfolio is the buyer, the portfolio will segregate or "earmark" cash or liquid assets determined, or enter into certain offsetting positions, with a value at least equal to the portfolio's exposure (any accrued but unpaid net amounts owed by the portfolio to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a portfolio is the seller, the portfolio will segregate or "earmark" cash or liquid assets, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the portfolio). Such segregation or "earmarking" will ensure that the portfolio has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the fund's portfolio. Such segregation or "earmarking" will not limit the portfolio's exposure to loss.

Whether a portfolio's use of swap agreements or swap options will be successful in furthering its investment objective of total return will depend on the subadviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A portfolio will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. Certain restrictions imposed on the portfolios by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, swap transaction may be subject to a fund's limitation on investments in illiquid securities.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. A portfolio bears the risk that the subadviser will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund. If a subadviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.

Many swaps are complex and often valued subjectively. Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC.

To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which includes the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

EURODOLLAR INSTRUMENTS

     To the extent authorized to do so, a portfolio may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the LIBOR. In addition, foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

RISK FACTORS

     Hedging and Other Strategic Transactions have special risks associated with them, including:

     -    possible default by the counterparty to the transaction,

     - markets for the securities used in these transactions could be illiquid,

     - to the extent the Subadviser's assessment of market movements is incorrect, the risk that the use of the Hedging and Other Strategic Transactions could result in losses to the portfolio.

     Losses resulting from the use of Hedging and Other Strategic Transactions will reduce a portfolio's net asset value, and possibly income. Losses can be greater than if Hedging and Other Strategic Transactions had not been used.

     Options and Futures Transactions

     Options transactions are subject to the following additional risks:

     - Option transactions could force the sale or purchase of portfolio securities at inopportune times or for prices higher than current market values (in the case of put options) or lower than current market values (in the case of call options), or could cause a portfolio to hold a security it might otherwise sell (in the case of a call option).

     - Options markets could become illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, a portfolio might not be able to close out a transaction without incurring substantial losses.

Futures transactions are subject to the following additional risks:

     - The degree of correlation between price movements of futures contracts and price movements in the related securities position of a portfolio could create the possibility that losses on the hedging instrument are greater than gains in the value of the portfolio's position.

     - Futures markets could become illiquid. As a result, in certain markets, a portfolio might not be able to close out a transaction without incurring substantial losses.

Although a portfolio's use of futures and options for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, it will tend, at the same time, to limit the potential gain that might result from an increase in value.

     Currency Hedging. In additional to the general risks of Hedging and Other Strategic Transactions described above, currency hedging transactions have the following risks:

     - Currency hedging can result in losses to a portfolio if the currency being hedged fluctuates in value to a degree or direction that is not anticipated.

     - Proxy hedging involves determining the correlation between various currencies. If the Subadviser's determination of this correlation is incorrect, the portfolio losses could be greater than if the proxy hedging were not used.

     - Foreign government exchange controls and restrictions on repatriation of currency can negatively affect currency transactions. These forms of governmental actions can result in losses to a portfolio if it is unable to deliver or receive currency or monies to settle obligations. Such governmental actions could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

     Currency Futures Contracts and Options on Currency Futures Contracts. Currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. In addition, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available.

RISKS OF HEDGING AND OTHER STRATEGIC TRANSACTIONS OUTSIDE THE UNITED STATES

     When conducted outside the United States, Hedging and Other Strategic Transactions will not only be subject to the risks described above but could also be adversely affected by:

     - foreign governmental actions affecting foreign securities, currencies or other instruments,

     - less stringent regulation of these transactions in many countries as compared to the United States,

     - the lack of have clearing mechanisms and related guarantees in some countries for these transactions,

     - more limited availability of data on which to make trading decisions than in the United States,

     - delays in a portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States,

     - the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and

     -    lower trading volume and liquidity.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

     Use of extensive Hedging and Other Strategic Transactions by a portfolio will require, among other things, that the portfolio segregate cash, liquid high grade debt obligations or other assets with its custodian, or a designated sub-custodian, to the extent the portfolio's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency.

     In general, either the full amount of any obligation by a portfolio to pay or deliver securities or assets must be covered at all times by (a) holding the securities, instruments or currency required to be delivered, or (b) subject to any regulatory restrictions, segregating an amount of cash or liquid high grade debt obligations at least equal to the current amount of the obligation. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. Some examples of cover requirements are set forth below:

     Call Options. A call option on securities written by a portfolio will require the portfolio to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid high grade debt obligations sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a portfolio on an index will require the portfolio to own portfolio securities that correlate with the index or to segregate cash or liquid high grade debt obligations equal to the excess of the index value over the exercise price on a current basis.

     Put Options. A put option on securities written by a portfolio will require the portfolio to segregate cash or liquid high grade debt obligations equal to the exercise price.

     OTC Options. OTC options entered into by a portfolio, including those on securities, currency, financial instruments or indices, and OTC-issued and exchange-listed index options will generally provide for cash settlement, although a portfolio will not be required to do so. As a result, when a portfolio sells these instruments it will segregate an amount of cash or liquid high grade debt obligations equal to its obligations under the options. OTC-issued and exchange-listed options sold by a portfolio other than those described above generally settle with physical delivery, and the portfolio will segregate an amount of cash or liquid high grade debt securities equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

     Currency Contracts. Except when a portfolio enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the portfolio to buy or sell a foreign currency will generally require the portfolio to hold an amount of that currency or liquid securities denominated in that currency equal to a portfolio's obligations or to segregate cash or liquid high grade debt obligations equal to the amount of the portfolio's obligations.

     Futures Contracts and Options on Futures Contracts. In the case of a futures contract or an option on a futures contract, a portfolio must deposit initial margin and, in some instances, daily variation margin, in addition to segregating assets sufficient to meet its obligations under the contract. These assets may consist of cash, cash equivalents, liquid debt, equity securities or other acceptable assets.

     Swaps. A portfolio will calculate the net amount, if any, of its obligations relating to swaps on a daily basis and will segregate an amount of cash or liquid high grade debt obligations having an aggregate value at least equal to this net amount.

     Caps. Floors and Collars. Caps, floors and collars require segregation of assets with a value equal to a portfolio's net obligation, if any.

     Hedging and Other Strategic Transactions may be covered by means other than those described above when consistent with applicable regulatory policies. A portfolio may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation. A portfolio could purchase a put option, for example, if the exercise price of that option is the same or higher than the exercise price of a put option sold by the portfolio. In addition, if it holds a futures contracts or forward contract, a portfolio could, instead of segregating assets, purchase a put option on the same futures contract or forward contract with an exercise price as high or higher than the price of the contract held. Other Hedging and Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates on or after the time the primary transaction terminates, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

OTHER LIMITATIONS

     No portfolio will maintain open short positions in futures contracts, call options written on futures contracts, and call options written on securities indices if, in the aggregate, the current market value of the open positions exceeds the current market value of that portion of its securities portfolio being hedged by those futures and options, plus or minus the unrealized gain or loss on those open positions. The gain or loss on these open positions will be adjusted for the historical volatility relationship between that portion of the portfolio and the contracts (e.g., the Beta volatility factor). In the alternative, a portfolio could maintain sufficient liquid assets in a segregated account equal at all times to the current market value of the open short position in futures contracts, call options written on futures contracts and call options written on securities indices.

     For purposes of this limitation, to the extent the portfolio has written call options on specific securities in that portion of its portfolio, the value of those securities will be deducted from the current market value of that portion of the securities portfolio. If this limitation should be exceeded at any time, the portfolio will take prompt action to close out the appropriate number of open short positions to bring its open futures and options positions within this limitation.

                             INVESTMENT RESTRICTIONS
 (applicable to the portfolios covered this Statement of Additional Information)

     There are two classes of investment restrictions to which the Trust is subject in implementing the investment policies of the portfolios: (a) fundamental and (b) nonfundamental. Nonfundamental restrictions are subject to change by the Trustees of the Trust without shareholder approval. Fundamental restrictions may only be changed by a vote of the lesser of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.

     When submitting an investment restriction change to the holders of the Trust's outstanding voting securities, the matter shall be deemed to have been effectively acted upon with respect to a particular portfolio if a majority of the outstanding voting securities of the portfolio vote for the approval of the matter, notwithstanding (1) that the matter has not been approved by the holders of a majority of the outstanding voting securities of any other portfolio affected by the matter, and (2) that the matter has not been approved by the vote of a majority of the outstanding voting securities of the Trust.

     Restrictions (1) through restriction (8) are fundamental. Restrictions (9) through (14) are nonfundamental.

FUNDAMENTAL

     The Trust may not issue senior securities, except to the extent that the borrowing of money in accordance with restriction (3) may constitute the issuance of a senior security. (For purposes of this restriction, purchasing securities on a when-issued or delayed delivery basis and engaging in Hedging and Other Strategic Transactions will not be deemed to constitute the issuance of a senior security.) In addition, unless a portfolio is specifically excepted by the terms of a restriction, each portfolio will not:

(1) Invest more than 25% of the value of its total assets in securities of issuers having their principal activities in any particular industry, excluding U. S. Government securities and obligations of domestic branches of U.S. banks and savings and loan associations, except that this restriction shall not apply to Health Sciences Trust, Real Estate Securities Trust, Utilities Trust, Natural Resources Trust, Lifestyle Trusts, Absolute Return Trust, the Index Allocation Trust, Real Estate Equity Trust and Global Real Estate Trust. (The Trust has determined to forego the exclusion from the above policy of obligations of domestic branches of U.S. savings and loan associations and to limit the exclusion of obligations of domestic branches of U.S. banks to the Money Market Trust and Money Market Trust B.)

     The Natural Resources Trust will concentrate its assets in securities of issuers in natural resource-related companies worldwide.

     For purposes of this restriction, neither telecommunication companies, finance companies nor utility companies as a group are considered to be a single industry. Such companies will be grouped instead according to their services; for example, gas, electric and telephone utilities will each be considered a separate industry. Also for purposes of this restriction, foreign government issuers and supranational issuers are not considered members of any industry.

(2) Purchase the securities of any issuer if the purchase would cause more than 5% of the value of the portfolio's total assets to be invested in the securities of any one issuer (excluding U. S. Government securities) or cause more than 10% of the voting securities of the issuer to be held by the portfolio, except that up to 25% of the value of each portfolio's total assets may be invested without regard to these restrictions. The Core Equity Trust, U.S. Global Leaders Growth Trust, Utilities Trust, Health Sciences Trust, Global Bond Trust, the Dynamic Growth Trust, Real Estate Securities, Natural Resources Trust, Real Return Bond Trust, Financial Services Trust, Growth Trust, Intrinsic Value Trust, U.S. Multi Sector Trust, Growth Opportunities Trust, the Lifestyle Trusts, the Index Allocation Trust, Absolute Return Trust and Global Real Estate Trust are not subject to these restrictions.

(3) Borrow money, except that each portfolio may borrow (i) for temporary or emergency purposes (not for leveraging) up to 33 1/3% of the value of the portfolio's total assets (including amounts borrowed) less liabilities (other than borrowings) and (ii) in connection with reverse repurchase agreements, mortgage dollar rolls and other similar transactions.

(4) Underwrite securities of other issuers except insofar as the Trust may be considered an underwriter under the 1933 Act in selling portfolio securities.

(5) Purchase or sell real estate, except that each portfolio may invest in securities issued by companies which invest in real estate or interests therein and each of the portfolios other than the Money Market Trust and Money Market Trust B may invest in mortgages and mortgage-backed securities.

(6) Purchase or sell commodities or commodity contracts, except that each portfolio other than the Money Market Trust and Money Market Trust B may purchase and sell futures contracts on financial instruments and indices and options on such futures contracts and each portfolio other than the Money Market Trust, Money Market Trust B and U.S. Government Securities Trust may purchase and sell futures contracts on foreign currencies and options on such futures contracts. The Absolute Return Trust may also without limitation purchase and sell futures contracts, options on futures contracts, and options linked to commodities of all types, including physical commodities, and may enter into swap contracts and any other commodity-linked derivative instruments including those linked to physical commodities. Additionally, the Absolute Return Trust indirectly may invest in commodities, including physical commodities, by investing in other investment companies and/or other investment vehicles that invest entirely or substantially in commodities and/or commodity-linked investments.

(7) Lend money to other persons, except by the purchase of obligations in which the portfolio is authorized to invest and by entering into repurchase agreements. For purposes of this restriction, collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve the lending of money.

(8) Lend securities in excess of 33 1/3% of the value of its total assets. For purposes of this restriction, collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve loans of securities.

NONFUNDAMENTAL

Unless a portfolio is specifically excepted by the terms of a restriction, each portfolio will not:

(9) Knowingly invest more than 15% of the value of its net assets in securities or other investments, including repurchase agreements maturing in more than seven days but excluding master demand notes, that are not readily marketable, except that the Money Market Trust and the Money Market Trust B may not invest in excess of 10% of its net assets in such securities or other investments.

(10) make short sales of securities or maintain a short position, if, when added together, more than 25% of the value of the portfolio's net assets would be
     (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales, except that it may obtain such short-term credits as may be required to clear transactions. For purposes of this restriction, collateral arrangements with respect to Hedging and Other Strategic Transactions will not be deemed to involve the use of margin. Short sales "against-the-box" are not subject to this limitation.

(11) Write or purchase options on securities, financial indices or currencies, except to the extent a portfolio is specifically authorized to engage in Hedging and Other Strategic Transactions.

(12) Purchase securities for the purpose of exercising control or management.

(13) Purchase securities of other investment companies if the purchase would cause more than 10% of the value of the portfolio's total assets to be invested in investment company securities, provided that (i) no investment will be made in the securities of any one investment company if immediately after such investment more than 3% of the outstanding voting securities of such company would be owned by the portfolio or more than 5% of the value of the portfolio's total assets would be invested in such company and (ii) no restrictions shall apply to a purchase of investment company securities in connection with:

          (a)  a merger, consolidation or reorganization,

          (b) the investment of collateral received in connection with the lending of securities in the Navigator Securities Lending Trust,* or

          (c) the purchase of shares of the T. Rowe Price Reserve Investment Fund, a T. Rowe Price Associates, Inc. money market fund. (However, a portfolio of the Trust may not invest more than 25% of its total assets in the T. Rowe Price Reserve Investment
               Fund).**

     For purposes of this restriction, privately issued collateralized mortgage obligations will not be treated as investment company securities if issued by "Exemptive Issuers." Exemptive Issuers are defined as unmanaged, fixed-asset issuers that (a) invest primarily in mortgage-backed securities, (b) do not issue redeemable securities as defined in Section 2(a)(32) of the 1940 Act, (c) operate under general exemptive orders exempting them from all provisions of the 1940 Act, and (d) are not registered or regulated under the

     1940 Act as investment companies. This restriction (13) shall not apply to the Lifestyle Trusts, the Index Allocation Trust and the Absolute Return Trust.

* State Street Bank and Trust Company ("State Street"), the Trust's custodian, pursuant to an agreement with the Trust, provides a security lending service to the Trust. In connection with the service, collateral from securities lent may be invested in the Navigator Securities Lending Trust. The Navigator Securities Lending Trust is a registered investment company managed by State Street that is sold only to mutual fund lending clients of State Street. In connection with the creation of the Navigator Securities Lending Trust, State Street received from the SEC exemption from certain provisions of the 1940 Act in order to permit its mutual fund clients to invest in the Navigator Securities Lending Trust. State Street received exemption from Section 12(d)(1) of the 1940 Act and various provisions of Section 17 of the 1940 Act.

** The T. Rowe Price Reserve Investment Fund is a money market fund registered under the 1940 Act which is managed by T. Rowe Price Associates, Inc. and which is sold only to advisory clients of T. Rowe Price Associates, Inc. and T. Rowe Price International, Inc. and their affiliates. T. Rowe Price Associates, Inc. and Rowe Price-Fleming International, Inc. have received from the SEC exemptive relief from certain provisions of the 1940 Act in order to permit their mutual fund sub-advisory clients to invest in the T. Rowe Price Reserve Investment Fund.

(14) Pledge, hypothecate, mortgage or transfer (except as provided in restriction (8)) as security for indebtedness any securities held by the portfolio, except in an amount of not more than 10%* of the value of the portfolio's total assets and then only to secure borrowings permitted by restrictions (3) and (10). For purposes of this restriction, collateral arrangements with respect to Hedging and Other Strategic Transactions will not be deemed to involve a pledge of assets.

* 331/3% in the case of the Small Company Value, Blue Chip Growth, Equity-Income, International Stock, Science & Technology Trusts, U.S. Large Cap Value, Total Return, International Value, Mid Cap Stock Trusts, Telecommunications, Health Sciences, Mid Cap Growth, Mid Cap Opportunities, Financial Services, All Cap Value, Quantitative Mid Cap, Strategic Value, Utilities, Mid Cap Value, Fundamental Value, Natural Resources, Real Return Bond, Mid Cap Core, Large Cap Value, Quantitative All Cap, Emerging Growth, Special Value, Small Cap Opportunities, Small Company Trust, Core Equity Trust, Classic Value Trust, Quantitative Value Trust, U.S. Global Leaders Growth Trust, Strategic Income Trust, Money Market Trust B, 500 Index Trust B, International Index Trust A, International Index Trust B; Bond Index Trust A, Bond Index Trust B, Growth & Income Trust, Mid Value Trust, Small Cap Value Trust, Small Cap Emerging Growth Trust, Overseas Equity Trust, Active Bond Trust, Short-Term Bond Trust, Managed Trust, Large Cap Trust, International Opportunities Trust, Core Bond Trust, U.S. High Yield Trust and Small Cap Trust, Small Company Growth Trust, Growth Opportunities Trust, Value Opportunities, Vista Trust, Intrinsic Value Trust, Growth Trust, U.S. Multi Sector Trust, International Growth Trust, Spectrum Income Trust, Value & Restructuring Trust, Index Allocation Trust, International Small Company Trust, Global Real Estate Trust, Real Estate Equity Trust, Mid Cap Value Equity Trust, Absolute Return Trust and High Income Trust;

15% in the case of the International Small Cap, Growth and Balanced Trusts;

50% in the case of the Value Trust.

     If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in the investment's percentage of the value of a portfolio's total assets resulting from a change in such values or assets will not constitute a violation of the percentage restriction, except in the case of the Money Market Trust and Money Market Trust B where the percentage limitation of restriction (9) must be met at all times. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, any change in the subadvisers assessment of the security), or change in the percentage of portfolio assets invested in certain securities or other instruments, or change in the average duration of a portfolio's investment portfolio, resulting from market fluctuations or other changes in a portfolio's total assets will not require a portfolio to dispose of an investment until the subadviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the portfolio. In the event that rating services assign different ratings to the same security, the subadviser will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

ADDITIONAL INVESTMENT RESTRICTIONS

     Money Market Trust; Money Market Trust B

     In addition to the above policies, the Money Market Trust and the Money Market Trust B is subject to certain restrictions required by Rule 2a-7 under the 1940 Act. In order to comply with such restrictions, the Money Market Trust and the Money Market Trust B will, among other things, not purchase the securities of any issuer if it would cause:

     - more than 5% of its total assets to be invested in the securities of any one issuer (excluding U.S. Government securities and repurchase agreements fully collateralized by U.S. Government securities), except as permitted by Rule 2a-7 for certain securities for a period of up to three business days after purchase,

     - more than 5% of its total assets to be invested in "second tier securities," as defined by Rule 2a-7, or

     - more than the greater of $1 million or 1% of its total assets to be invested in the second tier securities of that issuer.

STRATEGIC OPPORTUNITIES, AND LARGE CAP GROWTH TRUSTS:

In addition to the above policies, the Strategic Opportunities, and Large Cap Growth Trusts will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Portfolio's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Portfolio's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of the Portfolio's total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Portfolio would exceed 5% of the Portfolio's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

LARGE CAP GROWTH TRUST

For purposes of normally investing at least 80% of the portfolio's assets in securities of companies with large market capitalizations, FMR intends to measure the capitalization range of the Russell 1000 Index and the Standard & Poor's 500 (SM) (S&P 500(R)) no less frequently than once a month.

Investment Restrictions That Only May be Changed Upon 60 Days Notice to Shareholders

In order to comply with Rule 35d-1 under the 1940 Act, the following policies are subject to change only upon 60 days' prior notice to shareholders. Any other policy, other than one designated as a fundamental policy, are not subject to this 60 day notice requirement.


HIGH INCOME TRUST
SUBADVISER: Sovereign Asset Management LLC

The portfolio invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in high yield securities.


ABSOLUTE RETURN TRUST
SUBADVISER: MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED

Not subject to the 60 Day Notice Requirement.

BOND INDEX TRUST A
SUBADVISER: Declaration Management & Research LLC

The portfolios invests, under normal market conditions, at least 80% of its net assets (plus any borrowing for investment purposes) in bonds.

500 INDEX TRUST
500 INDEX TRUST B
MFC Global Investment Management (U.S.A.) Limited ("MFC")

The 500 Index Trust and the 500 Index Trust B invest, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in (a) the common stocks that are included in the S&P 500 Index and
(b) securities (which may or may not be included in the S&P 500 Index) that MFC believes as a group will behave in a manner similar to the index.

ACTIVE BOND TRUST
SUBADVISER: Declaration Management & Research LLC
            Sovereign Asset Management LLC

The portfolio invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in debt securities (i.e., "bonds").

ALL CAP CORE TRUST
Subadviser: Deutsche Asset Management, Inc.. ("DeAM")

Not subject to 80% rule.

ALL CAP GROWTH TRUST
Subadviser: A I M Capital Management, Inc. ("AIM")

Not subject to the 80% rule.

ALL CAP VALUE TRUST
Subadviser: Lord, Abbett & Co. LLC ("Lord Abbett")

Not subject to 80% rule.

AMERICAN BLUE CHIP INCOME AND GROWTH TRUST
AMERICAN BOND TRUST
AMERICAN GROWTH TRUST
AMERICAN GROWTH-INCOME TRUST
AMERICAN INTERNATIONAL TRUST
Adviser to Mater Fund: Capital Research and Management Company ("CRMC")

Not subject to 80% rule.

BLUE CHIP GROWTH TRUST
Subadviser: T. Rowe Price Associates, Inc. ("T. Rowe Price")

The portfolio invests, under normal market conditions, at least 80% of its total assets in the common stocks of large and medium-size blue chip growth companies.

BOND INDEX TRUST A
BOND INDEX TRUST B
Declaration Management & Research LLC

Each of The Bond Index Trust A and the Bond Index Trust B invests, under normal market conditions, at least 80% of its assets in bonds.

CAPITAL APPRECIATION TRUST
Subadviser: Jennison Associates LLC ("Jennison").

Not subject to 80% rule.

CLASSIC VALUE TRUST
SUBADVISER: Pzena Investment Management, LLC

Not subject to 80% rule.

CORE BOND TRUST
SUBADVISERS: Wells Capital Management, Incorporated

The portfolio invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in debt securities (i.e., "bonds").

CORE EQUITY TRUST
SUBADVISER: Legg Mason Capital Management, Inc. ("Legg Mason")

Legg Mason seeks to achieve the Trust's objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in equity securities.

DYNAMIC GROWTH TRUST
SUBADVISER: Deutsche Asset Management, Inc. ("DeAM")

Not subject to the 80% rule.

EMERGING GROWTH TRUST
SUBADVISER: MFC Global Investment Management (U.S.A.) LLC ("MFC Global ")

Not subject to 80% rule.

EMERGING SMALL COMPANY TRUST
SUBADVISER: Franklin Advisers, Inc. ("Franklin")

Under normal market conditions, the Emerging Small Company Trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stock equity securities of companies with market capitalizations that approximately match the range of capitalization of the Russell 2000 Growth Index ("small cap stocks") at the time of purchase.

EQUITY-INCOME TRUST
Subadviser: T. Rowe Price Associates, Inc. ("T. Rowe Price")

Not subject to 80% rule.

FINANCIAL SERVICES TRUST
Subadviser: Davis Selected Advisers, L.P. ("Davis")

During normal market conditions, at least 65% (80% after July 31, 2002) of the portfolio's net assets (plus any borrowings for investment purposes) are invested in companies that are principally engaged in financial services.

FUNDAMENTAL VALUE TRUST
Subadviser: Davis Selected Advisors, L.P. ("Davis")

Not subject to 80% rule.

GLOBAL TRUST
Subadviser: Templeton Global Advisors Limited

Not subject to 80% rule.

GLOBAL ALLOCATION TRUST (formerly, Tactical Allocation Trust)
Subadviser: UBS Global Asset Management (Americas) Inc. (UBS Global AM")

Not subject to 80% rule.

GLOBAL BOND TRUST
Subadviser: Pacific Investment Management Company LLC ("PIMCO")

The portfolio invests, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in fixed income securities.

GLOBAL REAL ESTATE TRUST
Subadviser: Deutsche Asset Management, Inc. ("DeAM")

The portfolio invests, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in securities of real estate investment trusts ("REITS") and real estate companies including foreign REITS and real estate companies.

GROWTH TRUST
SUBADVISERS: Grantham, Mayo, Van Otterloo & Co. LLC

Not subject to the 60 Day Notice Requirement.

GROWTH & INCOME TRUST
Subadviser: Independence Investment LLC ("Independence")

Not subject to 80% rule.

GROWTH OPPORTUNITIES TRUST
SUBADVISERS: Grantham, Mayo, Van Otterloo & Co. LLC

Not subject to the 60 Day Notice Requirement.

HEALTH SCIENCES TRUST
SUBADVISER: T. Rowe Price Associates, Inc. ("T. Rowe Price")

The portfolio invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences (collectively terms "health sciences").

HIGH YIELD TRUST
Subadviser: Western Asset Management Company ("Western Asset")

The portfolio invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in high yield debt securities, including corporate bonds and other fixed income securities (such as preferred stocks and convertible securities) which have the following ratings (or, if unrated, are considered to be of equivalent quality):

                    Corporate Bonds, Preferred Stocks and
Rating Agency               Convertible Securities
-------------       -------------------------------------
     Moody's                     Ba through C
Standard & Poor's                BB through D

INCOME & VALUE TRUST
Subadviser: Capital Guardian Trust Company ("CGTC")

Not subject to 80% rule.

INDEX ALLOCATION TRUST
MFC Global Investment management (U.S.A.) Limited

Not subject to the 60 day notice requirement

INTERNATIONAL CORE TRUST
Subadviser: Grantham, Mayo, Van Otterloo & Co. LLC ("GMO")

Under normal market conditions, the International Core Trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity investments.

INTERNATIONAL EQUITY INDEX TRUST A
INTERNATIONAL EQUITY INDEX TRUST B
SSgA Funds Management, Inc. ("SSgA")

The International Index Trust A and International Index Trust B invest, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in (a) the common stocks that are included in the Morgan Stanley Capital International All Country World Excluding U.S. Index (the "MSCI ACW ex-US Index") and (b) securities (which may or may not be included in the MSCI ACW ex-US Index) that MFC believes as a group will behave in a manner similar to the index.

INTERNATIONAL GROWTH TRUST
SUBADVISERS: Grantham, Mayo, Van Otterloo & Co. LLC

Not subject to the 60 Day Notice Requirement.

INTERNATIONAL OPPORTUNITIES TRUST
SUBADVISERS: Marsico Capital Management, LLC

Not subject to 80% rule.

INTERNATIONAL SMALL CAP TRUST
SUBADVISER: Templeton Investment Counsel, Inc. ("Templeton")

The International Small Cap Trust invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities issued by foreign small cap companies.



INTERNATIONAL SMALL COMPANY TRUST
SUBADVISER: Dimensional Fund Advisors Inc. (" Dimensional")

The International Small Company Trust invests, under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in securities of small cap companies.


INTERNATIONAL VALUE TRUST
Subadviser: Templeton Investment Counsel, Inc. ("Templeton")

Not subject to 80% rule.

INTRINSIC VALUE TRUST
SUBADVISERS: Grantham, Mayo, Van Otterloo & Co. LLC

Not subject to the 60 Day Notice Requirement.

INVESTMENT QUALITY BOND TRUST
Subadviser: Wellington Management Company, LLP ("Wellington Management")

Wellington Management seeks to achieve the portfolio's objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in investment grade bonds.

LARGE CAP TRUST
SUBADVISERS: UBS Global Asset Management Americas Inc.

The portfolios invests, under normal market conditions, at least 80% of its net assets (plus any borrowing for investment purposes) in securities of large cap companies.

LARGE CAP GROWTH TRUST
SUBADVISER: Fidelity Management & Research Company ("FMR")

FMR normally invests at least 80% the portfolio's assets in securities (primarily common stocks) of companies with large market capitalizations.

LARGE CAP VALUE TRUST
SUBADVISER: Fund Asset Management, L.P. (Mercury Advisors)

The portfolios invests, under normal market conditions, at least 80% of its net assets (plus any borrowing for investment purposes) in large cap companies.

LIFESTYLE TRUSTS
SUBADVISER: MFC Global Investment Management (U.S.A.) Limited ("MFC")

Not subject to 80% rule.

MANAGED TRUST
SUBADVISERS: Grantham, Mayo, Van Otterloo & Co. LLC ("GMO")
             Declaration Management & Research LLC

Not subject to 80% rule.

MID CAP CORE TRUST
SUBADVISER: A I M Capital Management, Inc. ("AIM")

The portfolio will normally invest at least 80% of its assets (plus any borrowings for investment purposes) in of mid-cap companies.

MID CAP INDEX TRUST
MFC Global Investment Management (U.S.A.) Limited ("MFC")

The Mid Cap Index Trust invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in (a) the common stocks that are included in the S&P 400 Index and (b) securities (which may or may not be included in the S&P 400 Index) that MFC believes as a group will behave in a manner similar to the index.

MID CAP STOCK TRUST
Subadviser: Wellington Management Company, LLP ("Wellington Management")

Wellington Management seeks to achieve the Trust's objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in equity securities of mid-sized companies with significant capital appreciation potential.

MID CAP VALUE TRUST
Subadviser: Lord, Abbett & Co. LLC ("Lord Abbett")

Mid Cap Value Trust normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of mid-sized companies. A mid-sized company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell Mid Cap Index, a widely-used benchmark for mid-cap stock performance. This range varies daily.

MID CAP VALUE EQUITY TRUST
Subadviser: RiverSource Investments, LLC ("RiverSource")

Under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) will equity securities of medium-sized companies.

MID VALUE TRUST
SUBADVISER: T. Rowe Price Associates, Inc.

Not subject to 80% rule.

MONEY MARKET TRUST
MONEY MARKET TRUST B
Subadviser: MFC Global Investment Management (U.S.A.) Limited ("MFC")

Not subject to 80% rule.

NATURAL RESOURCES TRUST
SUBADVISER: Wellington Management Company, LLP ("Wellington Management")

Under normal market conditions, the portfolio will invest at least 80% of its net assets (plus any borrowings for investment purposes) in natural resource-related companies.

OVERSEAS EQUITY TRUST
SUBADVISER: Capital Guardian Trust Company

The portfolios invests, under normal market conditions, at least 80% of its net assets (plus any borrowing for investment purposes) in equity securities.

PACIFIC RIM TRUST
SUBADVISER: MFC Global Investment Management (U.S.A.) Limited ("MFC")

The Pacific Rim Trust, under normal conditions, invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and equity-related securities of established, larger-capitalization non-U.S. companies located in the Pacific Rim region that have attractive long-term prospects for growth of capital.

QUANTITATIVE ALL CAP TRUST
SUBADVISER: MFC Global Investment Management (U.S.A.) LLC ("MFC Global ")

Not subject to 80% rule.

QUANTITATIVE MID CAP TRUST
Subadviser: MFC Global Investment Management (U.S.A.) Limited ("MFC")

The portfolio invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. mid-cap stocks, convertible preferred stocks, convertible bonds and warrants.

QUANTITATIVE VALUE TRUST
SUBADVISER: MFC Global Investment Management (U.S.A.) Limited

Not subject to 80% rule.

REAL ESTATE EQUITY TRUST
Subadviser: T. Rowe Price Associates, Inc. ("T. Rowe")

The portfolio invests, under normal market conditions, at least 80% of net assets (plus any borrowings for investment purposes) in the equity securities of real estate companies.

REAL ESTATE SECURITIES TRUST
Subadviser: Deutsche Asset Management, Inc. ("DeAM")

The portfolio invests, under normal market conditions, at least 80% of net assets (plus any borrowings for investment purposes) in securities of real estate companies.

REAL RETURN BOND TRUST
SUBADVISER: Pacific Management Investment Company ("PIMCO")

The portfolio will invest, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in bonds (either through cash market purchases, forward commitments, or derivative instruments) of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations.)

SCIENCE & TECHNOLOGY TRUST
SUBADVISER: T. Rowe Price Associates, Inc. ("T. Rowe Price")

The Science & Technology Trust invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of companies expected to benefit from the development, advancement, and use of science and technology.

SHORT-TERM BOND TRUST
SUBADVISER: Declaration Management & Research LLC

The portfolio invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in debt securities (i.e., "bonds").

SMALL CAP TRUST
SUBADVISER: Independence Investment LLC

The portfolio invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of small cap companies.

SMALL CAP GROWTH TRUST
SUBADVISER: Wellington Management Company, LLP

The portfolio invests, under normal market conditions, at least 80% of its net assets (plus any borrowing for investment purposes) in small cap companies.

SMALL CAP INDEX TRUST
Subadviser: MFC Global Investment Management (U.S.A.) Limited ("MFC")

The Small Cap Index Trust invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in (a) the common stocks that are included in the Russell 2000 Index and (b) securities (which may or may not be included in the Russell 2000 Index) that MFC believes as a group will behave in a manner similar to the index.

SMALL CAP OPPORTUNITIES TRUST
SUBADVISER: Munder Capital Management ("Munder")

The portfolios invests, under normal market conditions, at least 80% of its net assets (plus any borrowing for investment purposes) in small cap companies.

SMALL CAP VALUE TRUST
SUBADVISER: Wellington Management Company, LLP

The portfolios invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in small cap companies.

SMALL COMPANY TRUST
SUBADVISER: American Century Investment Management, Inc. ("American Century")

American Century seeks to achieve the Trust's objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in stocks of small companies.

SMALL COMPANY GROWTH TRUST
SUBADVISERS: A I M Capital Management, Inc.

The portfolios invests, under normal market conditions, at least 80% of its net assets (plus any borrowing for investment purposes) in securities of small cap companies.

SMALL COMPANY VALUE TRUST
Subadviser: T. Rowe Price Associates, Inc. ("T. Rowe Price")

Under normal market conditions, the portfolio will invest at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations that do not exceed the maximum market capitalization of any security in the Russell 2000 Index at the time of purchase.

SPECIAL VALUE TRUST
SUBADVISER: Salomon Brothers Asset Management Inc ("SaBAM ")

Not subject to 80% rule.

SPECTRUM INCOME TRUST
SUBADVISERS: T. Rowe Price Associates, Inc.

Not subject to the 60 Day Notice Requirement.

STRATEGIC BOND TRUST
Subadviser: Western Asset Management Company

Western Asset seeks to achieve this objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in fixed income securities .

STRATEGIC INCOME TRUST
SUBADVISER: Sovereign Asset Management LLC

Not subject to 80% rule.

STRATEGIC OPPORTUNITIES TRUST
Subadviser: Fidelity Management & Research Company ("FMR")

Not subject to 80% rule.

STRATEGIC VALUE TRUST
Subadviser: Massachusetts Financial Services Company ("MFS")

Not subject to 80% rule.

TOTAL RETURN TRUST
Subadviser: Pacific Investment Management Company LLC ("PIMCO"),

Not subject to 80% rule.

TOTAL STOCK MARKET INDEX TRUST
MFC Global Investment Management (U.S.A.) Limited ("MFC")

The Total Stock Market Index Trust invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in (a) the common stocks that are included in the Wilshire 5000 Index and (b) securities (which may or may not be included in the Wilshire 5000 Index) that MFC believes as a group will behave in a manner similar to the index.

U.S. CORE TRUST
SUBADVISER: Grantham, Mayo, Van Otterloo & Co. LLC ("GMO")

Not subject to 80% rule.

U.S. GLOBAL LEADERS GROWTH TRUST
SUBADVISER: Sustainable Growth Advisers, L.P. ("SGA")

Not subject to 80% rule.

U.S. GOVERNMENT SECURITIES TRUST
Subadviser: Western Asset Management Company ("Western Asset")

Western Asset seeks to attain this objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and derivative securities.

U.S. HIGH YIELD TRUST

SUBADVISERS: Wells Capital Management, Incorporated

The portfolio invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in high yield debt securities.

U.S. LARGE CAP TRUST
Subadviser: Capital Guardian Trust Company ("CGTC"),

The portfolio invests at least 80% of the portfolio's net assets (plus any borrowings for investment purposes), under normal market conditions, in equity and equity-related securities of companies with market capitalization greater than $500 million at the time of purchase.

U.S. MULTI SECTOR TRUST
SUBADVISERS: Grantham, Mayo, Van Otterloo & Co. LLC

The portfolio invests, under normal market conditions, at least 80% of its net assets (plus any borrowing for investment purposes) in investments tied economically to the U.S.

UTILITIES TRUST
Subadviser: Massachusetts Financial Services Company ("MFS")

The portfolio invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of companies in the utilities industry. Securities in the utilities industry may include equity and debt securities of domestic and foreign companies.

VALUE TRUST
Subadviser: Morgan Stanley Investment Management, Inc. doing business as "Van Kampen"

Not subject to 80% rule.

VALUE AND RESTRUCTURING TRUST
SUBADVISERS: UST Advisers, Inc.

Not subject to the 60 Day Notice Requirement.

VALUE OPPORTUNITIES TRUST
SUBADVISERS: Grantham, Mayo, Van Otterloo & Co. LLC

Not subject to the 60 Day Notice Requirement.

VISTA TRUST
SUBADVISERS: American Century Investment Management, Inc.

Not subject to the 60 Day Notice Requirement.

                               PORTFOLIO TURNOVER

     The annual rate of portfolio turnover will normally differ for each portfolio and may vary from year to year as well as within a year. A high rate of portfolio turnover (100% or more) generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the portfolio. No portfolio turnover rate can be calculated for the Money Market Trust due to the short maturities of the instruments purchased. Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the portfolio's securities. (Excluded from the computation are all securities, including options, with maturities at the time of acquisition of one year or less). The portfolio turnover rates for the portfolios of the Trust for the years ended December 31, 2004, and 2005 were as follows:

PORTFOLIO                                                     2005        2004
---------                                                    -----       -----
500 Index Trust                                                 11%          4%
500 Index B Trust                                               13%++       14%
Active Bond Trust                                              305%++      444%
All Cap Core Trust                                             317%        257%
All Cap Growth Trust                                            99%         77%
All Cap Value Trust                                             78%         43%
American Blue Chip Income & Growth Trust                        10%         54%
American Growth Trust                                            3%          1%
American Growth-Income Trust                                     1%          1%
American Bond                                                    2%        N/A
American International Trust                                     6%         65%
Blue Chip Growth Trust                                          65%++       31%
Bond Index A Trust                                             N/A         N/A
Bond Index B Trust                                              18%         18%
Capital Appreciation Trust                                     101%         79%
Classic Value Trust                                             42%          9%+
Core Bond Trust                                                619%+       N/A
Core Equity Trust                                               65%          6%+
Dynamic Growth Trust                                            78%        121%
Emerging Growth Trust                                          121%        191%
Emerging Small Company Trust                                    54%         55%
Equity-Income Trust                                             48%++       21%
Financial Services Trust                                        51%++       12%
Fundamental Value Trust                                         36%          6%
Global Allocation Trust                                        129%         76%
Global Bond Trust                                              327%++      174%
Global Trust                                                    24%         39%
U.S. Core Trust (formerly, Growth & Income Trust)              135%         43%
Growth & Income Trust (formerly, Growth & Income Trust II)     101%         71%
Health Sciences Trust                                           67%++       48%
High Yield Trust                                                92%++       69%
Income & Value Trust                                            54%         83%++
Index Allocation                                               N/A         N/A
International Equity Index Trust A                               7%+        20%+,++
International Equity Index Trust B                               9%         20%
International Opportunities Trust                              101%+       N/A
International Small Cap Trust                                   47%         32%
International Core Trust                                       147%         76%
International Value Trust                                       76%++       29%
Investment Quality Bond Trust                                   30%         23%
Large Cap Trust                                                 46%+       N/A

PORTFOLIO                                                     2005        2004
---------                                                    -----       -----
Large Cap Growth Trust                                          88%++       50%
Large Cap Value Trust                                          105%        109%
Lifestyle Aggressive Trust                                     112%         57%
Lifestyle Balanced Trust                                        99%         51%
Lifestyle Conservative Trust                                   104%         44%
Lifestyle Growth Trust                                         111%         48%
Lifestyle Moderate Trust                                       101%         55%
Managed Trust                                                  255%        234%
Mid Cap Core Trust                                              91%         72%
Mid Cap Index Trust                                             19%         16%
Mid Cap Stock Trust                                            196%++      128%
Mid Cap Value Trust                                             35%         19%
Mid Value Trust                                                 47%        196%++
Money Market Trust                                             N/A         N/A
Money Market Trust B                                           N/A         N/A
Natural Resources Trust                                         38%         20%
Overseas Equity Trust                                           34%        103%++
Pacific Rim Trust                                               26%         43%
Quantitative All Cap Trust                                     133%        158%
Quantitative Mid Cap Trust                                     110%        157%
Quantitative Value Trust                                       225%        108%+
Real Estate Securities Trust                                    92%++       82%
Real Return Bond Trust                                       1,239%+++   1,151%+++
Science & Technology Trust                                      54%         55%
Short-Term Bond Trust                                           36%         39%
Small Cap Growth Trust                                         140%        160%++
Small Cap Index Trust                                           29%         26%
Small Cap Opportunities Trust                                  113%++       40%
Small Cap Trust                                                129%+       N/A
Small Cap Value Trust                                           68%         33%
Small Company Growth Trust                                       7%+       N/A
Small Company Trust                                            183%        107%+
Small Company Value Trust                                       12%          9%
Special Value Trust                                             84%         16%
Spectrum Income Trust                                           21%+       N/A
Strategic Bond Trust                                            59%         52%
Strategic Income Trust                                          33%         24%+
Strategic Opportunities Trust                                  106%        116%
Strategic Value Trust                                           72%         96%
Total Return Trust                                             409%++      251%
Total Stock Market Index Trust                                  21%          5%
U.S. Global Leaders Growth Trust                               154%++        7%+

PORTFOLIO                                                     2005        2004
---------                                                    -----       -----
U.S. Government Securities Trust                                26%         77%
U.S. High Yield Bond Trust                                     134%+       N/A
U.S. Large Cap Trust                                            34%         46%++
U.S. Multi Sector Trust                                          5%+       N/A
Utilities Trust                                                100%        106%
Value Trust                                                     67%         80%
Value & Restructuring Trust                                      4%+       N/A
Vista Trust                                                     32%+       N/A

+    Not Annualized

++ The portfolio turnover rate does not include the assets acquired in the merger.

+++  Includes the effect of dollar roll transactions, if any.

          Prior rates of portfolio turnover do not provide an accurate guide as to what the rate will be in any future year, and prior rates are not a limiting factor when it is deemed appropriate to purchase or sell securities for a portfolio.

                             MANAGEMENT OF THE TRUST

The Trustees and officers of the Trust, together with information as to their principal occupations during the past five years, are listed below. Certain of the Trustees are not "interested persons" (as defined in the 1940 Act) of the Trust (the "Disinterested Trustees"). Each Trustee oversees all Trust portfolios, and some Trustees also oversee other funds in the John Hancock Fund Complex (the "Fund Complex"). As of December 31, 2005, the Fund Complex consisted of 237 funds (including separate series of series mutual funds): John Hancock Trust (94 portfolios or funds); John Hancock Funds II (80 funds), John Hancock Funds III (10 funds); and 53 other John Hancock funds.

                             DISINTERESTED TRUSTEES

                                                                                              NUMBER OF FUNDS IN
                          POSITION WITH           PRINCIPAL OCCUPATION(S) AND OTHER              FUND COMPLEX
NAME, ADDRESS AND AGE     THE TRUST (1)          DIRECTORSHIPS DURING PAST FIVE YEARS        OVERSEEN BY TRUSTEE
----------------------   ---------------   -----------------------------------------------   -------------------
Don B. Allen             Trustee           Adviser, Sinicon Plastics Inc (plastic                     94
601 Congress Street      (since 1985)      injection molding).
Boston, MA 02210
Born: 1928

Charles L. Bardelis      Trustee           President and Executive Officer, Island                   184
601 Congress Street      (since 1988)      Commuter Corp. (Marine Transport).
Boston, MA 02210
Born: 1941                                 Trustee of John Hancock Funds II (since 2005)
                                           and John Hancock Funds III (since 2005).

Peter S. Burgess         Trustee           Consultant (financial, accounting and auditing            184
Born: 1942               (since 2005)      matters (since 1999); Certified Public
                                           Accountant; Partner, Arthur Andersen (prior to
                                           1999).

                                           Director of the following publicly traded
                                           companies: PMA Capital Corporation (since 2004)
                                           and Lincoln Educational Services Corporation
                                           (since 2004).

                                           Trustee of John Hancock Funds II (since 2005),
                                           John Hancock Funds III (since 2005).

Elizabeth G. Cook        Trustee           Expressive Arts Therapist, Massachusetts                  184
601 Congress Street      (since 2005)(2)   General Hospital (September 2001 to present);
Boston, MA 02210                           Expressive Arts Therapist, Dana Farber Cancer
Born: 1937                                 Institute (September 2000 to January 2004);
                                           President, The Advertising Club of Greater
                                           Boston.

                                           Trustee of John Hancock Funds II (since 2005)
                                           and John Hancock Funds III (since 2005).

Hassell H. McClellan     Trustee           Associate Professor, The Wallace E. Carroll               184
601 Congress Street      (since 2005)(2)   School of Management, Boston College.
Boston, MA 02210
Born: 1945                                 Trustee of John Hancock Funds II (since 2005)
                                           and John Hancock Funds III (since 2005).

James. M. Oates          Trustee           Managing Director, Wydown Group (financial                184
601 Congress Street,     (since 2004)      consulting firm)(since 1994); Chairman, Emerson
Boston, MA 02210-2801                      Investment Management, Inc. (since 2000);
Born: 1946                                 Chairman, Hudson Castle Group, Inc. (formerly
                                           IBEX Capital Markets, Inc.) (financial services
                                           company) (since 1997).

                                           Director of the following publicly traded
                                           companies: Stifel Financial (since 1996);
                                           Investor Financial Services Corporation (since
                                           1995); and Connecticut River Bancorp, Director
                                           (since 1998).

                                           Trustee of John Hancock Funds II (since 2005)
                                           and John Hancock Funds III (since 2005);
                                           Director, Phoenix Mutual Funds (since 1988;
                                           overseeing 20 portfolios).

F. David Rolwing         Trustee           Former Chairman, President and CEO, Montgomery             94
601 Congress Street      (since 1997)(3)   Mutual Insurance Company, 1991 to 1999.
Boston, MA 02210                           (Retired 1999).
Born: 1934

----------
(1) Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his successor is duly elected and qualified or until he dies, retires, resigns, is removed or becomes disqualified.

(2) Prior to 2004, Ms. Cook and Mr. McClellan were Trustees of John Hancock Variable Series Trust I which was combined with corresponding portfolios of the Trust on April 29, 2005.

(3) Prior to 1997, Mr. Rolwing was a Trustee of Manulife Series Fund, Inc. which was combined with corresponding portfolios of the Trust on December 31, 1996.

The Trust from time to time changes subadvisers or engages new subadvisers to the portfolios. A number of such subadvisers are publicly traded companies or are controlled by publicly traded companies. During the two most recent calendar years, the following disinterested Trustees (or their immediate family members) owned shares (the value of which exceeded $60,000) of a subadviser (or their controlling parent company). Peter S. Burgess and a trust of which he was a trustee and James M. Oates each owned shares of Bank of America, N.A. (controlling parent of Marsico Capital Management, LLC) and Citigroup, Inc. (controlling parent of Salomon Brothers Asset Management Inc and Salomon Brothers Asset Management Limited as of the time of the purchase by Mr. Burgess and Mr. Oates). F. David Rolwing owned shares of Bank of America and Wells Fargo & Company (controlling parent of Wells Fargo Fund Management, LLC). In addition, Mr. Oates owned shares of State Street Corporation (controlling parent of SSgA Funds Management, Inc.). Upon approval by the Board of a subadviser to a portfolio, no then elected disinterested Trustees (or their immediate family members) owned any shares of the subadviser or any company controlling, controlled by or under common control with such subadviser.

          TRUSTEES AFFILIATED WITH THE TRUST AND OFFICERS OF THE TRUST

                                                                                                        NUMBER OF FUNDS IN
                                 POSITION WITH               PRINCIPAL OCCUPATION(S) AND OTHER             FUND COMPLEX
NAME, ADDRESS AND AGE            THE TRUST (1)             DIRECTORSHIPS DURING PAST FIVE YEARS        OVERSEEN BY TRUSTEE
---------------------       -----------------------   ----------------------------------------------   -------------------
James R. Boyle (2)          Trustee                   President, John Hancock Annuities; Executive             237
601 Congress Street         (since 2005)              Vice President, John Hancock Life Insurance
Boston, MA 02210                                      Company (since June, 2004); President U.S.
Born: 1959                                            Annuities; Senior Vice President, The
                                                      Manufacturers Life Insurance Company (U.S.A)
                                                      (prior to 2004).

John D. Richardson (2)(3)   Trustee                   Retired; Former Senior Executive Vice                     94
601 Congress Street         (since 1997)              President, Office of the President, Manulife
Boston, MA 02210                                      Financial, February 2000 to March 2002
Born: 1938                                            (Retired, March, 2002); Executive Vice
                                                      President and General Manager, U.S.
                                                      Operations, Manulife Financial, January 1995
                                                      to January 2000.

                                                      Director of BNS Split Corp and BNS Split Corp
                                                      II, publicly traded companies listed on the
                                                      Toronto Stock Exchange.

Keith Hartstein (4)         President                 Senior Vice President, Manulife Financial                N/A
601 Congress Street         (since 2005)              Corporation (since 2004); Director, President
Boston, MA 02210                                      and Chief Executive Officer, John Hancock
Born: 1946                                            Advisers, LLC and The Berkeley Financial
                                                      Group, LLC ("The Berkeley Group") (holding
                                                      company); Director, President and Chief
                                                      Executive Officer, John Hancock Funds, LLC.
                                                      ("John Hancock Funds"); Director, President
                                                      and Chief Executive Officer, Sovereign Asset
                                                      Management Corporation ("SAMCorp."); Director,
                                                      John Hancock Signature Services, Inc.;
                                                      Director, Chairman and President, NM Capital
                                                      Management, Inc. (NM Capital) (since 2005);
                                                      Chairman, Investment Company Institute Sales
                                                      Force Marketing Committee (since 2003);
                                                      Executive Vice President, John Hancock Funds,
                                                      LLC (until 2005).

John Vrysen (4)             Chief Financial Officer   Executive Vice President and Chief Financial             N/A
601 Congress Street         (since 2005)              Officer, John Hancock Funds, LLC, July 2005 to
Boston, MA 02210                                      present; Senior Vice President and General
Born: 1955                                            Manager, Fixed Annuities, John Hancock
                                                      Financial Services, September 2004 to July
                                                      2005; Executive Vice President, Operations,
                                                      Manulife Wood Logan, July 2000 to September
                                                      2004.

John D. Danello (4)         Secretary                 Vice President/Chief Counsel, US Wealth                  N/A
601 Congress Street         (since 2005)              Management, John Hancock Financial Services,
Boston, MA 02110                                      Inc., February 2005 to present. Vice
Born: 1955                                            President/Chief Counsel, Life Insurance &
                                                      Asset Management, Allmerica Financial
                                                      Corporation, Inc., 2001 to February 2005.

Gordon Shone (4)            Treasurer                 Senior Vice President, John Hancock Life                 N/A
601 Congress Street         (Since 2005)              Insurance Company (U.S.A.), January 2001 to
Boston, MA 02210                                      present. Vice President, The Manufacturers
Born: 1946                                            Life Insurance Company (U.S.A.), August 1998
                                                      to December 2000.

(1) Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his successor is duly elected and qualified or until he dies, retires, resigns, is removed or becomes disqualified.

(2) The Trustee is an "interested person" (as defined in the 1940 Act) due to his prior position with Manulife Financial Corporation (or its affiliates), the ultimate controlling parent of the investment adviser.

(3) Prior to 1997, Mr. Richardson was a Trustee of Manulife Series Fund, Inc. which merged into the Trust on December 31, 1996.

(4)  Affiliated with the investment adviser.

DUTIES AND COMPENSATION OF TRUSTEES

     The Trust is organized as a Massachusetts business trust. Under the Trust's Declaration of Trust, the Trustees are responsible for managing the affairs of the Trust, including the appointment of advisers and subadvisers. The Trustees may appoint officers of the Trust who assist in managing the day-to-day affairs of the Trust.

     The Board of Trustees met six times during the Trust's last fiscal year. The Board also has a standing Audit Committee composed of all of the disinterested Trustees. The Audit Committee met twice during the Trust's last fiscal year to review the internal and external accounting and auditing procedures of the Trust and, among other things, to consider the selection of independent accountants for the Trust, approve all significant services proposed to be performed by its independent accountants and to consider the possible effect of such services on their independence. The Board of Trustees also has a Nominating Committee composed of all of the disinterested Trustees. The Nominating Committee met once during the last fiscal year. The Nominating Committee will consider nominees recommended by contract owners investing in the Trust. Nominations should be forward to the attention of the Secretary of the Trust at 601 Congress Street, Boston, MA 02210.

     In June 2005, the Board of Trustees also created a Compliance Committee and three Investment Committees. The Compliance Committee reviews and makes recommendation to the full Board regarding certain compliance matters relating to the Trust. The Compliance Committee met three times during the last fiscal year. Each Investment Committee reviews investment matters relating to a particular group of Trust portfolios. Each Investment Committee met three times during the last fiscal year.

     The Trust does not pay any remuneration to its Trustees who are officers or employees of the Adviser or its affiliates. Trustees not so affiliated receive an annual retainer of $76,000, a fee of $11,400 for each quarterly meeting of the Trustees that they attend in person plus the sum of $1,000 for attending any duly constituted meeting of the Nominating Committee, other than routine meetings where specific candidates are not considered. Trustees are reimbursed for travel and other out-of-pocket expenses. The President, Treasurer and Secretary are furnished to the Trust pursuant to the Advisory Agreement described below and receive no compensation from the Trust. These officers spend only a portion of their time on the affairs of the Trust.

                              COMPENSATION TABLE(1)

                                 AGGREGATE COMPENSATION        TOTAL COMPENSATION FROM
                               FROM TRUST FOR FISCAL YEAR   TRUST COMPLEX FOR FISCAL YEAR
NAMES OF PERSON, POSITION       ENDED DECEMBER 31, 2005*      ENDED DECEMBER 31, 2005*#
-------------------------      --------------------------   -----------------------------
DISINTERESTED TRUSTEES
Don B. Allen, Trustee                   $133,950                       $133,950
Charles L. Bardelis, Trustee            $130,500                       $130,500
Peter S. Burgess(2)                     $ 72,200                       $ 72,200
Elizabeth Cook(3)                       $130,500                       $170,500
Hassell H. McClellan(3)                 $130,500                       $143,500

James M. Oates, Trustee(4)               $130,500                       $130,500
F. David Rolwing, Trustee                $155,500                       $155,500
TRUSTEES AFFILIATED WITH THE
   INVESTMENT ADVISER
James Boyle, Trustee(5)                  $      0                       $      0
John D. Richardson, Trustee              $      0                       $      0

(1) Compensation received for services as Trustee. The Trust does not have a pension or retirement plan for any of its Trustees or officers. In addition, the Trust does not participate in the John Hancock Deferred Compensation Plan for Independent Trustees (the "Plan"). Under the Plan, a disinterested Trustee may defer his fees by electing to have the Adviser invest his fees in one of the funds in the John Hancock Fund Complex that participates in the Plan.

(2) Mr. Burgess began serving as a Trustee of the Trust effective June 21, 2005.

(3) Ms. Cook and Mr. McClellan began serving as Trustees of the Trust effective March 1, 2005.

(4) Mr. Oates began serving as a Trustee of the Trust effective December 3, 2004.

(5) Mr. Boyle began serving as a Trustee of the Trust effective September 22, 2005.

                      TRUSTEE OWNERSHIP OF TRUST PORTFOLIOS

     The table below lists the amount of securities of each Trust portfolio beneficially owned by each Trustee as of December 31, 2005 (excluding those portfolios that had not yet commenced operations on December 31, 2005). For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest. Please note that exact dollar amounts of securities held are not listed. Rather, ownership is listed based on the following table:

A - $0

B - $1 up to and including $10,000

C - $10,001 up to and including $50,000

D - $50,001 up to and including $100,000

E - $100,001 or more

                                                           DISINTERESTED TRUSTEES*                              AFFILIATED TRUSTEES
                                -----------------------------------------------------------------------------   -------------------
                                DON B.   CHARLES L.   PETER S.   ELIZABETH   HASSELL H.   JAMES M.   F. DAVID    JAMES     JOHN D.
       TRUST PORTFOLIO           ALLEN    BARDELIS     BURGESS    G. COOK     MCCLELLAN     OATES     ROLWING    BOYLE   RICHARDSON
       ---------------          ------   ----------   --------   ---------   ----------   --------   --------    -----   ----------
500 Index                          A          A           A          A            A           A          A         A          A
500 Index B                        A          A           A          A            A           A          A         A          A
Active Bond                        A          A           A          A            A           A          A         A          A
All Cap Core                       A          A           A          A            A           A          A         A          A
All Cap Growth                     A          A           A          A            A           A          A         A          A
All Cap Value                      A          B           A          A            A           A          A         A          A
American Blue Chip
   Income and Growth               A          A           A          A            A           A          A         A          A
American Bond                      A          A           A          A            A           A          A         A          A
American Growth-Income             A          A           A          A            A           A          A         A          A
American International             A          A           A          A            A           A          A         A          A
American Growth                    A          A           A          A            A           A          A         A          A
Blue Chip Growth                   A          A           A          A            A           A          A         A          A
Bond Index B                       A          A           A          A            A           A          A         A          A
Capital Appreciation               A          A           A          A            A           A          A         A          A
Classic Value                      A          A           A          A            A           A          A         A          A

                                                           DISINTERESTED TRUSTEES*                              AFFILIATED TRUSTEES
                                -----------------------------------------------------------------------------   -------------------
                                DON B.   CHARLES L.   PETER S.   ELIZABETH   HASSELL H.   JAMES M.   F. DAVID    JAMES     JOHN D.
       TRUST PORTFOLIO           ALLEN    BARDELIS     BURGESS    G. COOK     MCCLELLAN     OATES     ROLWING    BOYLE   RICHARDSON
       ---------------          ------   ----------   --------   ---------   ----------   --------   --------    -----   ----------
Core Bond                          A          A           A          A            A           A          A         A          A
Core Equity                        A          A           A          A            A           A          A         A          A
Dynamic Growth                     A          A           A          A            A           A          A         A          A
Emerging Growth                    A          A           A          A            A           A          A         A          A
Emerging Small Company             A          A           A          A            A           A          A         A          A
Equity-Income                      A          A           A          A            A           A          A         A          A
Financial Services(I)              A          A           A          A            A           A          A         A          A
Fundamental Value(I)               A          B           A          A            A           A          A         A          A
Global                             A          A           A          A            A           A          A         A          A
Global Allocation                  A          A           A          A            A           A          A         A          A
Global Bond                        A          A           A          A            A           A          A         A          A
Growth                             A          A           A          A            A           A          A         A          A
Growth & Income                    A          B           A          A            A           A          A         A          A
Growth & Income II                 A          A           A          A            A           A          A         A          A
Growth Opportunities               A          A           A          A            A           A          A         A          A
Health Sciences                    A          A           A          A            A           A          A         A          A
High Yield                         A          A           A          A            A           A          A         A          A
Income & Value                     A          A           A          A            A           A          A         A          A
International Equity  Index A      A          A           A          A            A           A          A         A          A
International Equity Index B       A          A           A          A            A           A          A         A          A
International Growth               A          A           A          A            A           A          A         A          A
International Opportunities        A          A           A          A            A           A          A         A          A
International Small Cap            A          A           A          A            A           A          A         A          A
International Core                 A          A           A          A            A           A          A         A          A
International Value                A          A           A          A            A           A          A         A          A
Intrinsic Value                    A          A           A          A            A           A          A         A          A
Investment Quality Bond            A          A           A          A            A           A          A         A          A
Large Cap                          A          A           A          A            A           A          A         A          A
Large Cap Growth                   A          A           A          A            A           A          A         A          A
Large Cap Value                    A          A           A          A            A           A          A         A          A
Lifestyle Aggressive               A          A           E          A            A           A          A         C          A
Lifestyle Growth                   E          A           A          A            A           E          A         A          A
Lifestyle Balanced                 A          A           A          E            A           A          A         A          A
Lifestyle Moderate                 A          A           A          A            A           A          A         A          A
Lifestyle Conservative             A          A           A          A            A           A          A         A          A
Managed                            A          A           A          A            A           A          A         A          A
Mid Cap Core                       A          A           A          A            A           A          A         A          A
Mid Cap Index                      A          A           A          A            A           A          A         A          A
Mid Cap Stock                      A          A           A          A            A           A          A         A          A

                                                           DISINTERESTED TRUSTEES*                              AFFILIATED TRUSTEES
                                -----------------------------------------------------------------------------   -------------------
                                DON B.   CHARLES L.   PETER S.   ELIZABETH   HASSELL H.   JAMES M.   F. DAVID    JAMES     JOHN D.
       TRUST PORTFOLIO           ALLEN    BARDELIS     BURGESS    G. COOK     MCCLELLAN     OATES     ROLWING    BOYLE   RICHARDSON
       ---------------          ------   ----------   --------   ---------   ----------   --------   --------    -----   ----------
Mid Cap Value                      A          B           A          A            A           A          A         A          A
Mid Value                          A          A           A          A            A           A          A         A          A
Money Market                       A          E           A          A            A           A          A         A          A
Money Market B                     A          A           A          A            A           A          A         A          A
Natural Resources                  A          B           A          A            A           A          A         A          A
Overseas Equity                    A          A           A          A            A           A          A         A          A
Pacific Rim                        A          A           A          A            A           A          A         A          A
Quantitative All Cap               A          A           A          A            A           A          A         A          A
Quantitative Mid Cap               A          A           A          A            A           A          A         A          A
Quantitative Value                 A          A           A          A            A           A          A         A          A
Real Estate Securities             A          A           A          A            A           A          A         A          A
Real Return Bond                   A          A           A          A            A           A          A         A          A
Science & Technology               A          A           A          A            A           A          A         A          A
Short-Term Bond                    A          A           A          A            A           A          A         A          A
Small Cap                          A          A           A          A            A           A          A         A          A
Small Cap Growth                   A          A           A          A            A           A          A         A          A
Small Cap Index                    A          A           A          A            A           A          A         A          A
Small Cap Opportunities            A          A           A          A            A           A          A         A          A
Small Cap Value                    A          A           A          A            A           A          A         A          A
Small Company                      A          A           A          A            A           A          A         A          A
Small Company Growth               A          A           A          A            A           A          A         A          A
Small Company Value                A          A           A          A            A           A          A         A          A
Special Value                      A          A           A          A            A           A          A         A          A
Spectrum Income                    A          A           A          A            A           A          A         A          A
Strategic Bond                     A          A           A          A            A           A          A         A          A
Strategic Income                   A          A           A          A            A           A          A         A          A
Strategic Opportunities            A          A           A          A            A           A          A         A          A
Strategic Value                    A          A           A          A            A           A          A         A          A
Total Return                       A          A           A          A            A           A          A         A          A
Total Stock Market Index           A          A           A          A            A           A          A         A          A
U.S. Global Leaders Growth         A          A           A          A            A           A          A         A          A
U.S. Government Securities         A          A           A          A            A           A          A         A          A
U.S. High Yield Bond               A          A           A          A            A           A          A         A          A
U.S. Large Cap                     A          A           A          A            A           A          A         A          A
U.S. Multi Sector                  A          A           A          A            A           A          A         A          A
Utilities                          A          A           A          A            A           A          A         A          A
Value                              A          B           A          A            A           A          A         A          A
Value & Restructuring              A          A           A          A            A           A          A         A          A
Value Opportunities                A          A           A          A            A           A          A         A          A

                                                           DISINTERESTED TRUSTEES*                              AFFILIATED TRUSTEES
                                -----------------------------------------------------------------------------   -------------------
                                DON B.   CHARLES L.   PETER S.   ELIZABETH   HASSELL H.   JAMES M.   F. DAVID    JAMES     JOHN D.
       TRUST PORTFOLIO           ALLEN    BARDELIS     BURGESS    G. COOK     MCCLELLAN     OATES     ROLWING    BOYLE   RICHARDSON
       ---------------          ------   ----------   --------   ---------   ----------   --------   --------    -----   ----------
Vista                              A          A           A          A            A           A          A         A          A
ALL TRUST PORTFOLIOS               E          E           E          E            A           E          A         C          A

* Ms. Cook and Mr. McClellan began serving as Trustees effective March 1, 2005; Mr. Burgess began serving as a Trustee effective June 21, 2005; and Mr. Boyle began serving as a Trustee effective September 22, 2005.

Ms. Cook and Messrs. Bardelis, Boyle, Burgess, McClellan and Oates are also Trustees of John Hancock Funds II and John Hancock Funds III which are within the same family of investment companies as the Trust. As of December 31, 2005, none of these Trustees owned any shares of any fund in John Hancock Funds II or John Hancock Funds III.

                       INVESTMENT MANAGEMENT ARRANGEMENTS

     The following information supplements the material appearing in the Prospectus under the caption "Management of the Trust."

     Information Regarding the Adviser. John Hancock Investment Management Services, LLC (formerly, Manufacturers Securities Services, LLC) ("JHIMS" or the "Adviser"), the successor to NASL Financial Services, Inc., is a Delaware limited liability corporation whose principal offices are located at 601 Congress Street, Boston, Massachusetts 02210. The ultimate parent of JHIMS is Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. JHIMS is registered as an investment adviser under the Investment Advisers Act of 1940.

     Approval of the Advisory Agreement and Subadvisory Agreements.

     The Advisory Agreement was initially approved by the Trustees on March 26, 1999 and by the shareholders on April 27, 1999. Each Subadvisory Agreement (except those described below under "The Subadvisory Agreements") were initially approved by the Trustees on September 28, 1995, and by the shareholders of the portfolios on December 5, 1995. These subadvisory agreement approvals occurred in connection with the change of control of JHIMS as a result of the merger of North American Life Assurance Company, the then ultimate controlling parent of JHIMS, with Manulife Financial on January 1, 1996.

     Appointment of Fred Alger Management, Inc. and Founders Asset Management, Inc.

     On December 15, 1995, the Trustees appointed the following new subadvisers:

- Fred Alger Management, Inc. ("Alger") pursuant to a new subadvisory agreement (the "Alger Subadvisory Agreement") to manage the Small/Mid Cap Trust, and

- Founders Asset Management, Inc. ("Founders") pursuant to a new subadvisory agreement (the "Founders Subadvisory Agreement") to manage the International Small Cap Trust.

Both such Subadvisory Agreements to provide for the management of the Small/Mid Cap Trust and the International Small Cap Trust, were approved by the Trustees, including a majority of the Trustees who are not parties to these agreements or interested persons of any party to such agreements on December 15, 1995. Both such Subadvisory Agreements were approved by the sole shareholder of the Small/Mid Cap Trust and International Small Cap Trust on March 1, 1996.

     October 1, 1996 Subadviser Resignations

     Effective October 1, 1996, the following subadvisers resigned their positions as subadviser to the stated portfolios:

- Oechsle International Advisors, LLC ("Oechsle International") as subadviser to the Global Trust,

-    Wellington Management Company, LLP as subadviser to the Money Market Trust,

- Goldman Sachs Asset Management as subadviser to the Equity-Income Trust (formerly, the Value Equity Trust), and

- Roger Engemann Management Co., Inc. as subadviser to the Blue Chip Growth Trust (formerly, the Pasadena Growth Trust).

     On September 27, 1996, the Trustees then appointed the following new subadvisers:

- Founders Asset Management, Inc.("Founders") pursuant to a new subadvisory agreement ("Founders Subadvisory Agreement") to manage the Balanced and Worldwide Growth Trusts,

- Morgan Stanley Asset Management Inc. ("MSAM") pursuant to a new subadvisory agreement ("MSAM Subadvisory Agreement") to manage the Global Trust,

- T. Rowe Price Associates, Inc. ("T. Rowe Price") pursuant to a new subadvisory agreement ("T. Rowe Price Subadvisory Agreement") to manage the Blue Chip Growth and Equity-Income Trusts, and

- Manufacturers Adviser Corporation ("MFC") pursuant to a new subadvisory agreement ("MFC Subadvisory Agreement") to manage the Money Market Trust as well as the Pacific Rim, Real Estate Securities, Quantitative Equity, Capital Growth Bond and Equity Index Trusts.

All such Subadvisory Agreements were approved by the Trustees, including a majority of the Trustees who are not parties to the agreements or interested persons of any party to such agreements, on September 27, 1996 (with an effective date of October 1, 1996) and by the shareholders of the respective portfolios on December 20, 1996.

     New Subadvisers for New Portfolios

     On September 27, 1996, the Trustees also appointed the following new subadvisers:

- T. Rowe Price pursuant to the T. Rowe Price Subadvisory Agreement to manage the Science and Technology Trust,

- Miller Anderson & Sherrerd, LLP ("MAS") pursuant to a new subadvisory agreement ("MAS Subadvisory Agreement") to manage the Value and High Yield Trusts,

- Warburg Pincus Asset Management, Inc. ("Warburg") pursuant to a new subadvisory agreement ("Warburg Subadvisory Agreement") to manage the Emerging Small Company Trust (formerly, the Emerging Growth Trust),

- T. Rowe Price International, Inc., formerly, known as Rowe Price-Fleming International, Inc. ("T. Rowe Price") pursuant to a new subadvisory agreement ("T. Rowe Price International Subadvisory Agreement") to manage the International Core Trust, and

- Pilgrim Baxter & Associates, Ltd. ("PBA") pursuant to a new subadvisory agreement ("PBA Subadvisory Agreement") to manage the Pilgrim Baxter Growth Trust.

Such Subadvisory Agreements and amendments to the Advisory Agreement, to provide for the management of the newly-established portfolios, were approved by the Trustees, including a majority of the Trustees who are not parties to the agreements or interested persons of any party to such agreements, on September 27, 1996 and by the sole shareholder of each portfolio on January 1, 1997.

     Appointment of MFC to Manage the Lifestyle Portfolios

     On December 13, 1996, the Trustees appointed MFC pursuant to the amended MFC Subadvisory Agreement to also manage each of the Lifestyle portfolios. The amended MFC Subadvisory Agreement was approved by the Trustees, including a majority of the Trustees who are not parties to the agreement or interested persons of any party to such agreement, on December 13, 1996. The amended MFC Subadvisory Agreement was approved by the sole shareholder of each of the Lifestyle Trusts on January 1, 1997.

     Appointment of Rosenberg Institutional Equity Management to Manage the Small Company Value Trust

     On September 26, 1997, the Trustees appointed Rosenberg Institutional Equity Management ("Rosenberg") to manage the Small Company Value Trust pursuant to a new subadvisory agreement (the "Rosenberg Subadvisory Agreement"). The Rosenberg Subadvisory Agreement and an amendment to the Advisory Agreement, both to provide for the management of the Small Company Value Trust were approved by the Trustees, including a majority of the Trustees who are not parties to the agreement or interested persons of any party to such agreement, on September 26, 1997. The Rosenberg Subadvisory Agreement was approved by the sole shareholder of the Small Company Value Trust on September 30, 1997.

     Change of Control of Salomon Brothers Asset Management Inc

     On November 17, 1997, the Trustees appointed Salomon Brothers Asset Management Inc ("SaBAM") pursuant to a new subadvisory agreement ("SaBAM Subadvisory Agreement") to manage the U.S. Government Securities and Strategic Bond Trusts effective upon the change of control of SaBAM with Travelers becoming the ultimate parent company of SaBAM. This change of control occurred on November 28, 1997. In addition, on November 17, 1997 the Trustees approved a new subadvisory consulting agreement with Salomon Brothers Asset Management Limited ("SaBAM Limited") ("Subadvisory Consulting Agreement") to provide certain advisory services to SaBAM with regard to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Strategic Bond Trust. The SaBAM Subadvisory Agreement and Subadvisory Consulting Agreement were approved by the Trustees, including a majority of the Trustees who are not parties to the agreements or interested persons of any party to such agreements, on November 17, 1997. SaBAM had previously managed the U.S. Government Securities and Strategic Bond Trusts pursuant to a Subadvisory Agreement dated January 1, 1996. SaBAM Limited had previously provided certain advisory services to SaBAM with regard to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Strategic Bond Trust pursuant to a Subadvisory Consulting Agreement dated January 1, 1996.

     Change of Control of Founders Asset Management, Inc.

     On December 11, 1997, the Trustees appointed Founders Asset Management LLC ("Founders") pursuant to a new subadvisory agreement (the "Founders Subadvisory Agreement") to manage the International Small Cap, Growth, Worldwide Growth and Balanced Trusts, effective upon the merger of Founders Asset Management, Inc. with and into Founders Asset Management LLC which occurred on April 4, 1998. The Founders Subadvisory Agreement was approved by the Trustees, including a majority of the Trustees who are not parties to the agreement or interested persons of any party to such agreement, on December 11, 1997. Founders Asset Management, Inc., previously managed these Trusts pursuant to a Subadvisory Agreement dated January 4, 1996, as amended June 20, 1996 and December 31, 1996.

     Change of Control of Oechsle International Advisors, L.P.

     On June 29, 1998, the Trustees appointed Oechsle International Advisors, LLC ("Oechsle LLC") pursuant to a new subadvisory agreement (the "Oechsle LLC Subadvisory Agreement") to manage the Global Government Bond Trust. The Oechsle LLC Subadvisory Agreement was approved by the Trustees, including a majority of the Trustees who are not parties to the agreement or interested persons of any party to such agreement, on June 29, 1998, effective upon the reorganized and recapitalized Oechsle International Advisors, L.P. which occurred on October 8, 1998. Oechsle International Advisors, L.P. previously managed the Global Government Bond Trust pursuant to a Subadvisory Agreement dated January 1, 1996.

     Change of Control of Rosenberg Institutional Equity Management

     On December 17, 1998, the Trustees appointed AXA Rosenberg Investment Management LLC ("AXA Rosenberg") pursuant to a new subadvisory agreement ("AXA Rosenberg Subadvisory Agreement") to manage the Small Company Value Trust. The AXA Rosenberg Subadvisory Agreement was approved by the Trustees, including a majority of the Trustees who are not parties to the agreement or interested persons of any party to such agreement, on December 17, 1998, effective upon the succession of the business and affairs of Rosenberg Institutional Equity Management to AXA Rosenberg Investment Management LLC, which occurred on January 1, 1999. Rosenberg Institutional Equity Management previously managed the Small Company Value Trust pursuant to a Subadvisory Agreement dated October 1, 1997.

     Resignation/Termination of Certain Subadvisers Effective May 1, 1999

     Effective May 1, 1999, the following subadvisers have resigned from managing the portfolios indicated:

Fidelity Management Trust Company
Fidelity Management Trust Company
Founders Asset Management LLC
Founders Asset Management LLC
J.P. Morgan Investment Management, Inc.
Manufacturers Adviser Corporation
Oechsle International Advisors, LLC
Pilgrim Baxter & Associates, Ltd.
Warburg Pincus Asset Management, Inc.
Conservative Asset Allocation Trust
Moderate Asset Allocation Trust
Growth Trust
Worldwide Growth Trust
International Growth and Income Trust
Capital Growth Bond Trust
Global Government Bond Trust
Pilgrim Baxter Growth Trust
Emerging Small Company Trust

     Effective May 1, 1999, the subadvisory agreement with Fred Alger Management, Inc. relating to the Small/Mid Cap Trust (now the Mid Cap Growth Trust) was terminated.

     New Subadvisers to Manage Certain Portfolios Effective May 1, 1999

     On March 26, 1999, the Trustees made the following appointments:

     - A I M Capital Management, Inc. was appointed, pursuant to a new subadvisory agreement, to manage:

     Mid Cap Growth Trust (formerly, the Small/Mid Cap Trust), Aggressive Growth Trust (formerly, the Pilgrim Baxter Growth Trust)

- Capital Guardian Trust Company was appointed, pursuant to a new subadvisory agreement, to manage:

          Small Company Blend Trust
          U.S. Large Cap Value Trust
          Income & Value Trust (formerly the Moderate Asset Allocation Trust) Diversified Bond Trust (formerly the Conservative Asset Allocation Trust)

- Fidelity Management Trust Company was appointed, pursuant to a new subadvisory agreement, to manage the Overseas Trust and the Large Cap Growth Trust. On April 30, 2001, Fidelity Management & Research Company
     (FMR) assumed responsibility for management of these Trusts and the Strategic Opportunities Trust from Fidelity Management Trust Company.

- Franklin Advisers, Inc. was appointed, pursuant to a new subadvisory agreement, to manage the Emerging Small Company Trust.

- Pacific Investment Management Company (PIMCO) was appointed, pursuant to a new subadvisory agreement, to manage:

          Global Bond Trust (formerly, the Global Government Bond Trust) Total Return Trust

- State Street Global Advisors was appointed, pursuant to a new subadvisory agreement, to manage the Growth Trust.

- Templeton Investment Counsel, Inc. was appointed, pursuant to a new subadvisory agreement, to manage the International Value Trust.

- Wellington Management Company, LLP was appointed, pursuant to a new subadvisory agreement, to manage the Mid Cap Stock Trust.

Such Subadvisory Agreements to provide for the management of the newly-established portfolios, were approved by the Trustees, including a majority of the Trustees who are not parties to the agreements or interested persons of any party to such agreements, on March 26, 1999 and by the sole shareholder of each portfolio on May 1, 1999.

     Appointment of SSgA as Subadviser Consultant for the Lifestyle Trusts Effective May 1, 2000

     On December 16, 1999, the Trustees appointed SSgA pursuant to a new subadvisory consulting agreement ("SSgA Subadvisory Consulting Agreement") between MFC and SSgA to provide MFC subadvisory consulting services in the management of the Lifestyle Trusts. The SSgA Subadvisory Consulting Agreement was approved by the Trustees, including a majority of the Trustees who are not parties to the agreement or interested persons of any party to such agreement, on December 16, 1999, effective May 1, 2000, subject to the approval of shareholders of the applicable Lifestyle Trust.

     Change of Control of Rowe Price-Fleming International, Inc.

On June 22, 2000, the Trustees appointed T. Rowe Price International, Inc. ("T. Rowe International") pursuant to a new subadvisory agreement ("T. Rowe International Subadvisory Agreement") to manage the International Core Trust. The T. Rowe International Subadvisory Agreement was approved by the Trustees, including a majority of the Trustees who are not parties to the agreement or interested persons of any party to such agreement, on June 22, 2000, effective upon the purchase by T. Rowe Price of the 50% joint venture interest in Rowe Price-Fleming International, Inc. owned by Robert Fleming Holdings Limited, which occurred on August 8, 2000. Rowe Price-Fleming International, Inc. previously managed the International Core Trust pursuant to a Subadvisory Agreement dated December 31, 1996.

     Appointment of Jennison Associates LLC to Manage the Capital Appreciation Trust

     On September 28, 2000, the Trustees appointed Jennison Associates LLC ("Jennison") to manage the Capital Appreciation Trust pursuant to a new subadvisory agreement (the "Jennison Subadvisory Agreement"). The Jennison Subadvisory Agreement and an amendment to the Advisory Agreement, both to provide for the management of the Capital Appreciation Trust were approved by the Trustees, including a majority of the Trustees who are not parties to the agreement or interested persons of any party to such agreement, on September 29, 2000. The Jennison Subadvisory Agreement was approved by the sole shareholder of the Capital Appreciation Trust on November 1, 2000.

     Resignation/Termination of Certain Subadvisers Effective April 30, 2001

     Effective April 30, 2001, the following subadvisers have resigned from managing the portfolios indicated:

AXA Rosenberg Investment Management LLC
Morgan Stanley Asset Management
Manufacturers Adviser Corporation
Small Company Value Trust
Global Trust (formerly, the Global Equity Trust)
Real Estate Securities Trust

     New Subadvisers to Manage Certain Portfolios Effective April 30, 2001

     On April 5 and 6, 2001, the Trustees made the following appointments:

     - Cohen & Steers Capital Management, Inc. was appointed, pursuant to a new subadvisory agreement, to manage:

     Real Estate Securities Trust

     - Davis Selected Advisors was appointed, pursuant to a new subadvisory agreement, to manage:

     Financial Services Trust
     Fundamental Value Trust

     - The Dreyfus Corporation was appointed, pursuant to a new subadvisory agreement, to manage:

     All Cap Value Trust

     - INVESCO Funds Group, Inc. was appointed, pursuant to a new subadvisory agreement, to manage:

     Telecommunications Trust
     Mid Cap Growth Trust

     - Lord, Abbett & Co. LLC was appointed, pursuant to a new subadvisory agreement, to manage:

     Mid Cap Value Trust

     - Manufacturers Adviser Corporation was appointed, pursuant to an amendment to its existing subadvisory agreement, to manage Quantitative Mid Cap Trust. If approved by shareholders, MFC will also manage the Balanced Trust effective May 4, 2001.

     - Massachusetts Financial Services Company was appointed, pursuant to a new subadvisory agreement, to manage:

     Strategic Growth Trust
     Capital Opportunities Trust
     Utilities Trust

     - Putnam Investment Management, Inc. was appointed, pursuant to a new subadvisory agreement, to manage:

     Mid Cap Opportunities Trust
     Global Trust (formerly ,the Global Equity Trust)

     - T. Rowe Price Associates, Inc. was appointed, pursuant to an amendment to its existing subadvisory agreement, to manage:

     Small Company Value Trust

     New Subadvisers to Manage Certain Portfolios Effective July 16, 2001

     On June 28-29, 2001, the Trustees made the following appointments:

     - Allegiance Capital, Inc. was appointed, pursuant to a new subadvisory agreement, to manage:

     High Grade Bond Trust

     - Kayne Anderson Rudnick Investment Management, LLC was appointed, pursuant to a new subadvisory agreement, to manage:

     Small-Mid Cap Trust

     - Lazard Asset Management was appointed, pursuant to a new subadvisory agreement, to manage:

     International Equity Select Trust
     Global Equity Select Trust

     - Navellier Management, Inc. was appointed, pursuant to a new subadvisory agreement, to manage:

     Small-Mid Cap Growth Trust

     - Rorer Asset Management, LLC was appointed, pursuant to a new subadvisory agreement, to manage:

     Core Value Trust

     - Roxbury Capital Management, LLC was appointed, pursuant to a new subadvisory agreement, to manage:

     Select Growth Trust

     Subadviser Changes Effective November 25, 2002

     On September 27, 2002, the Board of Trustees of the Trust approved the following subadviser changes effective November 25, 2002:

Portfolio                              Current Subadviser                        Proposed New Subadviser
---------                      ---------------------------------   --------------------------------------------------
Real Estate Securities Trust   Cohen & Steers Management, Inc      Deutsche Asset Management, Inc.
Dynamic Growth Trust           Janus Capital Management LLC        Deutsche Asset Management, Inc.
Growth Trust                   SSgA Funds Management, Inc.         Deutsche Asset Management, Inc.
International Core Trust       T. Rowe Price International, Inc.   Deutsche Asset Management Investment Services Ltd.

In addition, the Board also approved replacing SSgA Funds Management, Inc. as sub-subadviser to the Lifestyle Trusts with Deutsche Asset Management, Inc. effective November 25, 2002. MFC Global Fund Management (U.S.A.) Limited will continue as subadviser to the Lifestyle Trusts.

The Board also approved changing the name of the Growth Trust to All Cap Core Trust and changing the portfolios investment policies to investing in equity securities of all asset classes (small, mid and large cap) focusing primarily on those stocks within the Russell 3000 index.

     Changes Effective May 1, 2003

          Subadviser Changes

     On April 2, 2003, the Board of Trustees of the Trust approved the following subadviser changes effective May 1, 2003:

Portfolio                             Current Subadviser                Proposed New Subadviser
---------                       -----------------------------   --------------------------------------
High Yield Trust                Miller Anderson                 Salomon Brothers Asset Management Inc.
All Cap Value Trust             The Dreyfus Corporation         Lord, Abbett & Co. LLC
International Small Cap Trust   Founders Asset Management LLC   Templeton Investment Counsel, Inc.

     Portfolio Mergers

     On April 2, 2003, the Trustees approved the following mergers effective May 5, 2003.

Telecommunications Trust to merge into the Science & Technology Trust Internet Trust to merge into the Science & Technology Trust
Mid Cap Growth Trust to merge into the Dynamic Growth Trust
Mid Cap Opportunities Trust to merge into the Dynamic Growth Trust.

     New Portfolios

     On April 2, 2003, the Trustees made the following appointments:

     - Wellington Management Company LLP. was appointed, pursuant to a new subadvisory agreement, to manage:

     Natural Resources Trust

     - Pacific Investment Management Company was appointed, pursuant to a new subadvisory agreement, to manage:

     Real Return Bond Trust

     - A I M Capital Management, Inc. was appointed, pursuant to a new subadvisory agreement, to manage:

     Mid Cap Core Trust

     - Mercury Advisers was appointed, pursuant to a new subadvisory agreement, to manage:

     Large Cap Value Trust

     - MFC Global Investment Management (U.S.A.) Limited was appointed, pursuant to a new subadvisory agreement, to manage:

     Quantitative All Cap Trust
     Emerging Growth Trust

     - Salomon Brothers Asset Management Inc was appointed, pursuant to a new subadvisory agreement, to manage:

     Special Value Trust

     - Munder Capital Management was appointed, pursuant to a new subadvisory agreement, to manage:

     Small Cap Opportunities Trust

     New Portfolios

     On June 26, 2003, the Trustees made the following appointment:

     - Great Companies, L.L.C. was appointed, pursuant to a new subadvisory agreement, to manage:

     Great Companies - America Trust

     Portfolio Mergers

     On April 1, 2004, the Trustees approved the following mergers effective May 1, 2004.

     Global Quantitative Equity Trust into U.S. Large Cap Trust
     Balanced Trust into Income & Value Trust

     New Portfolios

     On April 2, 2004, the Trustees made the following appointments:

     - American Century Investment Management, Inc. was appointed, pursuant to a new subadvisory agreement, to manage:

     Small Company Trust

     - Legg Mason Fund Management, Inc. was appointed, pursuant to a new subadvisory agreement, to manage:

     Core Equity Trust

     (The subadvisory agreement with Legg Mason Fund Management was transferred to Legg Mason Capital Management on December 1, 2005.)

     - Pzena Investment Management, LLC was appointed, pursuant to a new subadvisory agreement, to manage:

     Classic Value Trust

     - MFC Global Investment Management (U.S.A.) Limited was appointed, pursuant to a new subadvisory agreement, to manage:

     Quantitative Value Trust

     Sustainable Growth Advisers, LP was appointed, pursuant to a new subadvisory agreement, to manage:

     U.S. Global Leaders Growth Trust

     - John Hancock Advisers, LLC was appointed, pursuant to a new subadvisory agreement, to manage:

     Strategic Income Trust

     Changes Effective May 1, 2004

     On December 13, 2004, the Trustees approved the following mergers effective immediately after the close of business on April 29, 2004.

     a.   Strategic Growth into U.S. Global Leaders

     b.   Small Company Blend into Small Cap Opportunities

     c.   Overseas into International Value

     d.   Equity Index into 500 Index Trust

     e.   Diversified Bond into Active Bond

     f.   Aggressive Growth into Mid Cap Stock

     New  Portfolios

     On December 13, 2004, the Trustees made the following appointments:

     - Marsico Capital Management, LLC was appointed, pursuant to a new subadvisory agreement, to manage:

     International Opportunities Trust

     - Wells Capital Management, Inc. was appointed, pursuant to a new subadvisory agreement, to manage:

     U.S. High Yield Bond Trust
     Core Bond Trust

     - Independence Investment LLC was appointed, pursuant to a new subadvisory agreement, to manage:

     Small Cap Trust
     Growth & Income Trust
     Managed Trust (this portfolio is managed by three subadvisers)

     - Declaration Management & Research LLC was appointed, pursuant to a new subadvisory agreement, to manage:

     Managed Trust (this portfolio is managed by three subadvisers) Bond Index Trust A
     Bond Index Trust B
     Active Bond Trust (this portfolio is managed by two subadvisers) Short-Term Bond Trust

     -    UBS Global Asset Management (Americas) Inc. was appointed to manage:

     Large Cap Trust

     - MFC Global Investment Management (U.S.A.) Limited was appointed to manage:

     Money Market Trust B
     500 Index Trust B

     -    SSgA Funds Management, Inc. was appointed to manage:

     International Equity Trust A
     International Equity Trust B

     -    T. Rowe Price Associates, Inc. was appointed to manage:

     Mid Value Trust

     -    Wellington Management Company, LLP was appointed to manage:

     Small Cap Value Trust
     Small Cap Growth Trust

     -    Capital Guardian Trust Company was appointed to manage:

     Overseas Equity Trust

     Managed Trust

     -    John Hancock Advisers, LLC was appointed to manage:

     Active Bond Trust

     New Portfolios

     On June 23, 2005, the Trustees made the following appointments:

     -    A I M Capital Management, Inc. was appointed to manage:

     Small Company Growth Trust

     -    American Century Investment Management, Inc. was appointed to manage:

     Vista Trust

     -    Grantham, Mayo, Van Otterloo & Co. LLC was appointed to manage:

     Growth Trust
     Growth Opportunities Trust
     International Growth Trust
     Intrinsic Value Trust
     U.S. Multi Sector Trust
     Value Opportunities Trust

     -    T. Rowe Price Associates, Inc. was appointed to manage:

     Spectrum Income Trust

     -    United States Trust Company was appointed to manage:

     Value & Restructuring Trust

     Change Effective August 1, 2005

     On June 24, 2005, the Trustees approved the following subadviser change effective August 1, 2005:

     -    Grantham, Mayo, Van Otterloo & Co. LLC was appointed to manage:

     U.S. Core Trust (formerly, Growth & Income Trust) (replacing Wellington Management Company LLP as subadviser)
     International Core Trust (formerly, International Stock Trust) (replacing Deutsche Asset Management Services Ltd. As subadviser) Managed Trust (replacing Capital Guardian Trust Co. and Independence Investment LLC as subadviser)

     New Portfolios

     On December 13, 2005, the Trustees made the following appointments:

     -    Declaration Management & Research LLC was appointed to manage:

     Bond Index Trust A

     - MFC Global Investment Management (U.S.A.) Limited was appointed to manage:

     Index Allocation Trust


Changes Effective April 28, 2006


     On March 30-31, 2006, the Trustees approved the following subadviser change effective April 28, 2006:

     -    Sovereign Asset Management LLC was appointed to manage:

     Emerging Growth Trust (replacing MFC Global Investment Management (U.S.A.) Limited as subadviser)

     -    RCM Capital Management was appointed to manage:

     Emerging Small Company Trust (replacing Franklin Advisers, Inc. as subadviser)

     -    Western Asset Management Company was appointed to manage:

     Strategic Bond Trust, High Yield Trust and U.S. Government Securities Trust (replacing Salomon Brothers Asset Management Inc. as subadviser)

     New Portfolios

     On March 30-31, 2006, the Trustees made the following appointments:

     -    Dimensional Fund Advisers was appointed to manage:

     International Small Company Trust

     -    Deutsche Asset Management, Inc. was appointed to manage:

     Global Real Estate Trust

     -    T. Rowe Price Associates, Inc. was appointed to manage:

     Real Estate Equity Trust

     -    RiverSource Investments, LLC was appointed to manage:

     Mid Cap Value Equity Trust

     - MFC Global Investment Management (U.S.A.) Limited was appointed to manage:

     Absolute Return Trust

     -    Sovereign Asset Management, LLC was appointed to manage:

     High Income Trust

     On March 30-31, the Trustees approved the following mergers effective immediately after the close of business on April 28, 2006.

     Large Cap Growth Trust into Capital Appreciation Trust


THE ADVISORY AGREEMENT

     Duties of the Adviser and Expenses Paid by the Adviser. Under the terms of the Advisory Agreement, the Adviser administers the business and affairs of the Trust. The Adviser is responsible for performing or paying for various administrative services for the Trust, including providing at the Adviser's expense:

     -    office space and all necessary office facilities and equipment, and

     - individuals who are directors, officers or employees of the Adviser to serve (if duly elected or appointed) as Trustees, President, Treasurer or Secretary of the Trust, without remuneration from or other cost to the Trust.

     The Adviser shall, at the Trust's expense, perform all administrative, compliance, financial, accounting, bookkeeping and recordkeeping functions, except for those functions that may be performed by a third party pursuant to a custodian, transfer agency or service agreement executed by the Trust. The Adviser shall also furnish to the Trust, at the Trust's expense, any personnel necessary for these functions.

     The Adviser pays the cost of any advertising or sales literature relating solely to the Trust, the cost of printing and mailing Prospectuses to persons other than current holders of Trust shares or of variable contracts funded by Trust shares.

     In addition to providing the services described above, the Adviser selects, contracts with, and compensates subadvisers to manage the investment and reinvestment of the assets of the Trust portfolios. The Adviser monitors the compliance of such subadvisers with the investment objectives and related policies of each portfolio, and reviews the performance of such subadvisers and reports periodically on such performance to the Trustees of the Trust.

          Adviser Compensation. As compensation for its services, the Adviser receives a fee from the Trust computed separately for each portfolio. The fee for each portfolio is stated as an annual percentage of the current value of the net assets of such portfolio. The fee, which is accrued and paid daily, is calculated for each day by multiplying the daily equivalent of the annual percentage prescribed for a portfolio by the value of its net assets at the close of business on the previous business day of the Trust. The management fees each portfolio currently is obligated to pay the Adviser is as set forth in the Prospectus.

     For the years ended December 31, 2005, 2004 and 2003 the aggregate investment advisory fee paid by the Trust under the fee schedule then in effect, absent the expense limitation provision, was $320,960,008, $194,399,592 and $139,026,605 allocated among the portfolios as follows:

PORTFOLIO                        2005            2004           2003
---------                    -----------     -----------     ----------
500 Index Trust              $ 5,528,545     $ 4,366,594     $3,290,414
500 Index B Trust              3,819,670              NA             NA
Active Bond Trust              8,939,172              NA             NA
Aggressive Growth Trust*              NA       3,109,634      2,206,081
All Cap Core Trust             1,902,798       1,863,493      1,746,290
All Cap Growth Trust           4,969,132       4,677,977      4,162,214
All Cap Value Trust            3,232,395       2,319,635      1,175,734
Blue Chip Growth Trust        17,653,311      11,338,520      9,155,555
Bond Index A Trust                    NA              NA             NA
Bond Index B Trust               681,312              NA             NA
Capital Appreciation Trust     2,574,514       1,590,102      1,114,821
Classic Value Trust              171,189         460,171(1)         N/A
Core Bond Trust                1,025,760(3)           NA(1)          NA
Core Equity Trust              4,052,636       1,617,250            N/A

PORTFOLIO                                                            2005             2004          2003
---------                                                        -----------     -------------   ----------
Diversified Bond Trust*                                                   NA     $ 2,546,700     $2,209,424
Dynamic Growth Trust                                             $ 1,617,232       1,412,822      1,127,166
Emerging Growth Trust                                              1,651,002       1,277,412        253,702(2)
Emerging Small Company Trust                                       4,540,570       4,329,271      3,373,559
Equity Index Trust*                                                       NA         202,818        185,625
Equity-Income Trust                                               18,776,556      12,128,093      9,193,136
Financial Services Trust                                           1,060,684         726,555        515,197
Fundamental Value Trust                                            7,610,909       4,920,784      3,165,632
Global Allocation Trust (formerly, Tactical Allocation Trust)      1,484,826       1,029,176        498,796
Global Bond Trust                                                  6,283,587       3,731,728      1,481,608
Global Trust (formerly, Global Equity Trust)                       3,031,854       2,797,227      2,708,494
Growth Trust                                                              NA              NA             NA
U.S. Core Trust (formerly, Growth & Income Trust)                  8,444,839       8,459,407      8,314,092
Growth & Income Trust (formerly, Growth & Income Trust II)        14,400,563              NA             NA
Growth Opportunities Trust                                                NA              NA             NA
Health Sciences Trust                                              2,148,480       1,776,731      1,092,397
High Yield Trust                                                   9,837,898       6,560,794      3,904,182
Income & Value Trust                                               5,073,198       4,486,788      3,432,039
Index Allocation Trust                                                    NA              NA             NA
International Equity Index Trust                                     151,363              NA             NA
International Equity Index Trust A                                   489,900              NA             NA
International Equity Index Trust B                                 1,254,366              NA             NA
International Growth Trust                                                NA              NA             NA
International Opportunities Trust                                  2,249,136(3)           NA             NA
International Small Cap Trust                                      5,159,926       3,565,448      1,862,419
International Core Trust (formerly, International Stock Trust)     6,442,455       4,097,283      2,614,274
International Value Trust                                         10,236,581       4,675,076      2,527,140
Intrinsic Value Trust                                                     NA              NA             NA
Investment Quality Bond Trust                                      2,554,482       2,371,047      2,581,493
Large Cap Trust                                                      685,053              NA             NA
Large Cap Growth Trust                                             4,571,869(3)    3,624,733      3,321,396
Large Cap Value Trust                                              1,869,079         698,991         35,746(2)
Lifestyle Aggressive Trust                                           356,179         340,510        180,863
Lifestyle Balanced Trust                                           2,263,005       1,437,267        747,831
Lifestyle Conservative Trust                                         326,399         295,227        220,906
Lifestyle Growth Trust                                             2,218,616       1,358,402        650,210
Lifestyle Moderate Trust                                             651,563         490,095        302,152
Managed Trust                                                     13,851,727              NA             NA
Mid Cap Core Trust                                                 1,406,820         487,381        180,602(2)
Mid Cap Index Trust                                                1,272,121         806,978        489,790
Mid Cap Stock Trust                                                6,855,294       3,535,985      2,065,374
Mid Cap Value Trust                                                5,825,921       4,221,265      2,831,730
Mid Value Trust                                                    1,645,060              NA             NA
Money Market Trust                                                10,844,737       7,248,539      5,235,724
Money Market Trust B                                               1,964,984              NA             NA
Natural Resources Trust                                            6,966,033       3,267,843        689,622(2)
Overseas Equity Trust                                              2,431,998              NA             NA
Overseas Trust*                                                           NA       4,926,069      2,941,631
Pacific Rim Trust                                                    931,033         708,324        429,130
Quantitative All Cap Trust                                         2,129,616       1,330,957         15,620(2)
Quantitative Mid Cap Trust                                           890,044         841,152        614,214
Quantitative Value Trust                                           2,095,251         727,800(1)         N/A
Real Estate Securities Trust                                       7,953,455       4,524,762      2,765,858
Real Return Bond Trust                                             4,301,354       2,421,965        801,605(2)
Science & Technology Trust                                         4,974,691       5,335,019      4,681,446

PORTFOLIO                              2005           2004         2003
---------                          ----------     -----------   ---------
Short-Term Bond Trust               1,373,402            NA            NA
Small Cap Trust                     1,157,054(3)         NA            NA
Small Cap Index Trust               1,206,536       752,503       402,004
Small Cap Growth Trust              2,355,220            NA            NA
Small Cap Opportunities Trust       3,676,573     1,210,098       258,418(2)
Small Cap Value Trust               2,720,962            NA            NA
Small Company Blend Trust*                 NA     1,834,636     1,426,321
Small Company Growth Trust             90,453            NA            NA
Small Company Trust                   830,515      261,6851           N/A
Small Company Value Trust           7,457,013     5,830,493     3,737,802
Special Value Trust                   489,398       229,701      71,496 2
Spectrum Income Trust                 641,105(4)         NA            NA
Strategic Bond Trust                6,437,799     4,500,084     3,254,319
Strategic Growth Trust*                    NA     2,334,290     1,488,580
Strategic Income Trust                186,613        55,452(1)        N/A
Strategic Opportunities Trust       3,609,519     3,677,296     3,670,593
Strategic Value Trust               1,401,132     1,070,875       666,775
Total Return Trust                 10,278,843     8,198,876     8,627,857
Total Stock Market Index Trust      1,570,595       695,200       405,708
U.S. Global Leaders Growth Trust    2,095,437        26,946(1)        N/A
U.S. Government Securities Trust    3,951,607     3,701,482     4,213,924
U.S. High Yield Bond Trust          1,060,991(3)         NA            NA
U.S. Large Cap Trust                5,515,641     5,370,954     3,463,143
U.S. Multi Sector Trust             1,016,405(4)         NA            NA
Utilities Trust                     1,034,470       518,572       298,813
Value Trust                         2,168,619     2,041,280     1,628,789
Value & Restructuring Trust           205,310(4)         NA            NA
Value Opportunities Trust                  NA            NA            NA
Vista Trust                            96,053(4)         NA            NA

(1)  For the period May 3, 2004 (commencement of operations) to December 31,
     2004.

(2)  For the period May 5, 2003 (commencement of operations) to December 31,
     2003.

(3) For the period April 29, 2005 (commencement of operations) to December 31, 2005.

(4) For the period October 24, 2005 (commencement of operations) to December 31, 2005.

*    On April 29, 2005, the following portfolio combinations occurred:

ACQUIRED PORTFOLIO          ACQUIRING PORTFOLIO
------------------          -------------------
Aggressive Growth Trust     Mid Cap Stock Trust
Diversified Bond Trust      Active Bond Trust
Equity Index Trust          500 Index Trust B
Overseas Trust              International Value Trust
Small Company Blend Trust   Small Cap Opportunities Trust
Strategic Growth Trust      U.S. Global Leaders Growth Trust

THE SUBADVISORY AGREEMENTS

     Duties of the Subadvisers. Under the terms of each of the current subadvisory agreements, including the sub-subadvisory agreement with Western Asset Management Company Limited ("WAMCL"), the Deutsche Subadvisory Consulting Agreement and the FMR sub-subadvisory Agreement (collectively "Subadvisory Agreements"), the Subadviser manages the investment and reinvestment of the assets of the assigned portfolios, subject to the supervision of the Trust's Board of Trustees and the Adviser. (In the case of the WAMCL sub-subadvisory agreement, the Deutsche Subadvisory Consulting Agreement and the FMR sub-subadvisory Agreement, the activities of the Subadviser are also subject to the supervision of Western Asset Management Company, MFC Global Investment Management (U.S.A.) Limited. ("MFC Global (U.S.A.)") and FMR, respectively.) The Subadviser formulates a continuous investment program for each such portfolio consistent with its investment objectives and policies outlined in the Prospectus. Each Subadviser implements such programs by purchases and sales of securities and regularly reports to the Adviser and the Board of Trustees of the Trust with respect to the implementation of such programs. (In the case of the Deutsche Subadvisory Consulting Agreement for the Lifestyle Trusts, Deutsche does not purchase and sell securities but rather provides information and services to MFC Global (U.S.A.) to assist MFC Global (U.S.A.) in this process as noted below.) Each Subadviser, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel required for it to execute its duties, as well as administrative facilities, including bookkeeping, clerical personnel, and equipment necessary for the conduct of the investment affairs of the assigned portfolios.

     The information and services Deutsche provides to MFC Global (U.S.A.) pursuant to the Subadvisory Consulting Agreement for the Lifestyle Trusts are as follows:

a. Deutsche will provide MFC Global (U.S.A.) the following information and services as may be requested by MFC Global (U.S.A.) from time to time:

          - calculate the probability that the subadvisers to the nonLifestyle Trust portfolios outperform their performance benchmarks;

          - perform statistical performance analysis of historical manager returns for managers that MFC Global (U.S.A.) would like to include in its potential line up on a quarterly basis;

          - using Deutsche's proprietary optimization technology, Deutsche will seek to optimize Lifestyle Trust investments consistent with the performance objective specified by the Subadviser (i.e. the probability of out-performing a benchmark, minimum shortfall relative to the benchmark, and specification of the benchmark for each Lifestyle Trust, and any constraints that MFC Global (U.S.A.) may specify on allocations to nonLifestyle Portfolios) on a quarterly basis;

          - consult with MFC Global (U.S.A.) to explain proposed allocations on a quarterly basis and review past performance of the Lifestyle Trusts provided that Deutsche is given information on the performance of these Lifestyle Trusts and the actual allocations implemented.

     Subadvisory Fees. As compensation for their services, the Subadvisers receive fees from the Adviser computed separately for each portfolio. In respect of the sub-subadvisory agreements and the subadvisory consulting agreement, the fees are paid by the Subadviser to the entity providing the services as described below.

     WAMCL Sub-Subadvisory Agreement. The Prospectus refers to a sub-subadvisory agreement between Western Asset Management Company and WAMCL which is subject to certain conditions as set forth in the Prospectus. Under that agreement WAMCL provides certain investment advisory services to Western Asset Management Company relating to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Strategic Bond Trust and the High Yield Trust.

          Fee Paid to WAMCL. Western Asset Management Company pays WAMCL, as full compensation for all services provided under the sub-subadvisory agreement, a portion of its subadvisory fee. The Trust does not incur any expenses in connection with WAMCL's services other than the advisory fee.

     DeAM Subadvisory Consulting Agreement for the Lifestyle Trusts. The Prospectus refers to a subadvisory consulting agreement between MFC Global (U.S.A.) and DeAM for the provision of subadvisory consulting services to MFC Global (U.S.A.) in regards to the Lifestyle Trusts. A portion of the subadvisory fee paid to MFC Global (U.S.A.) by the Adviser is paid by MFC Global (U.S.A.) to DeAM. The Lifestyle Trusts do not incur any expenses in connection with DeAM's services other than the advisory fee.

     FMR Sub-Subadvisory Agreement for the Portfolios Managed by FMR. The Prospectus refers to a sub-subadvisory agreement between FMR and FMR Co., Inc.
(FMRC) for the provision of sub-subadvisory services to FMR in regards to the Trust portfolios managed by FMR. These portfolios do not incur any expenses in connection with FMRC's services other than the advisory fee.

Control of FMR's Investment Advisers. FMR Corp., organized in 1972, is the ultimate parent company of FMR and FMRC. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward
C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the Investment Company Act of 1940, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

Davis Administrative Service Agreement. The Adviser entered into an Administrative Service Agreement with Davis Selected Advisers, L.P. ("Davis") pursuant to which Davis paid the Adviser an administrative service fee of .05% of the average net assets of the Fundamental Value Trust and the Financial Services Trust for administrative and investor support services provided by the Adviser to these Trust portfolios. This agreement was terminated effective October 16, 2005. For the fiscal year ended December 31, 2005, Davis paid the Adviser $431,806 under this agreement.

Amount of Subadvisory Fees Paid. For the years ended December 31, 2005, 2004 and 2003, the Adviser paid aggregate subadvisory fees of $127,695,861, $94,165,010 and $67,073,055, respectively, allocated among the portfolios as follows:

PORTFOLIO                                2005        2004           2003
---------                             ---------   ----------     ----------
500 Index Trust                         175,694      166,443        137,744
500 Index B Trust                       108,105           NA             NA
Active Bond Trust                     1,737,284           NA             NA
Aggressive Growth Trust*                      0    1,829,196      1,297,695
All Cap Core Trust                      869,509      931,746        873,145
All Cap Growth Trust                  2,565,900    2,611,588      2,334,274
All Cap Value Trust                   1,540,152    1,222,317        629,802
Blue Chip Growth Trust                8,117,983    5,794,260      4,702,778
Bond Index A Trust                            0           NA             NA
Bond Index B Trust                       25,179           NA             NA
Capital Appreciation Trust            1,237,964      848,054        594,571
Classic Value Trust                      80,813       25,235(3)         N/A
Core Bond Trust                         344,554          N/A            N/A
Core Equity Trust                     1,874,480      858,471(3)         N/A
Core Value Trust                              0       15,746         12,790
Diversified Bond Trust*                       0    1,061,125        920,593
Dynamic Growth Trust                    879,674      831,072        663,039
Emerging Growth Trust                   764,449      638,706         12,685(1)
Emerging Small Company Trust          2,585,611    2,645,293      2,061,619
Equity Index Trust*                           0       81,127         74,250
Equity-Income Trust                   8,638,062    6,189,047      4,721,559
Financial Services Trust                525,479      420,922        294,227
Fundamental Value Trust               3,549,448    2,622,892      1,724,118
Global Allocation Trust                 732,238      548,894        266,025
Global Bond Trust                     2,342,546    1,554,887        617,337
Global Equity Select Trust                    0       17,780         14,872
Global Trust                          1,383,276    1,305,373      1,615,334
Great Companies - America Trust               0       10,919          3,818(2)
Growth Trust                                  0           NA             NA
U.S. Core Trust (formerly, Growth &
   Income Trust)                      2,969,949    3,062,822      3,019,228
Growth & Income Trust (formerly,
   Growth & Income Trust II)          3,230,919           NA             NA
Growth Opportunities Trust                    0           NA             NA

PORTFOLIO                                2005        2004           2003
---------                             ---------   ----------     ----------
Health Sciences Trust                 1,262,145    1,122,146        689,935
High Grade Bond Trust                         0      107,942        267,038
High Yield Trust                      3,419,290    2,624,380      1,647,921
Income & Value Trust                  2,306,498    2,320,825      1,829,324
Index Allocation Trust                        0           NA             NA
International Equity Select Trust             0      258,914        439,703
International Growth Trust                    0           NA             NA
International Equity Index A Trust       83,843          N/A            N/A
International Equity Index B Trust      177,889          N/A            N/A
International Opportunities Trust     1,216,976          N/A            N/A
International Small Cap Trust         2,849,945    2,179,675      1,163,891
International Core Trust (formerly,
   International Stock Trust)         3,255,362    2,326,348      1,537,808
International Value Trust             4,439,202    2,116,319      1,416,193
Intrinsic Value Trust                         0           NA             NA
Investment Quality Bond Trust           677,698      711,314        766,688
Large Cap Growth Trust                  322,878    1,933,191      1,771,411
Large Cap Trust                       2,222,090           NA             NA
Large Cap Value Trust                   926,979      409,751         21,448(1)
Lifestyle Aggressive Trust              356,179      340,510        180,863
Lifestyle Balanced Trust              2,263,005    1,437,267        747,831
Lifestyle Conservative Trust            326,399      295,227        220,906
Lifestyle Growth Trust                2,218,616    1,358,402        650,210
Lifestyle Moderate Trust                651,562      490,095        302,152
Managed Trust                         3,163,466           NA             NA
Mid Cap Core Trust                      706,219      275,175        103,021(1)
Mid Cap Index Trust                     108,003       86,078         52,244
Mid Cap Stock Trust                   3,294,522    1,908,352      1,124,866
Mid Cap Value Trust                   2,872,808    2,291,523      1,556,923
Mid Value Trust                         580,008           NA             NA
Money Market Trust                      647,801      564,202        449,184
Money Market B Trust                    156,884           NA             NA
Natural Resources Trust               3,956,909    2,006,737        427,802(1)
Overseas Trust*                               0    3,077,385      1,838,519
Overseas Equity Trust                   916,507           NA             NA
Pacific Rim Trust                       423,351      354,162        214,565
Quantitative All Cap Trust              814,464      564,969          7,209(1)
Quantitative Mid Cap Trust              374,869      388,224        283,483
Quantitative Value Trust                805,493      361,296(3)          NA
Real Estate Securities Trust          2,950,999    1,885,317      1,152,441
Real Return Bond Trust                1,603,172    1,009,152        334,002(1)
Science & Technology Trust            2,936,278   $3,357,362     $2,949,737
Select Growth Trust                           0       13,806         11,396
Short Term Bond Trust                   203,989           NA             NA
Small Cap Trust                         545,929           NA             NA
Small Cap Growth Trust                  959,032           NA             NA
Small Cap Index Trust                   102,784       80,267         42,881
Small Cap Opportunities Trust         2,064,095      739,504        157,922(1)
Small Cap Value Trust                 1,139,966           NA             NA
Small Company Blend Trust*                    0    1,121,166        871,641

PORTFOLIO                                2005        2004           2003
---------                             ---------   ----------     ----------
Small Company Growth Trust               50,282           NA             NA
Small Company Trust                     488,374      165,274(3)          NA
Small Company Value Trust             4,398,346    3,813,079      2,490,762
Small-Mid Cap Growth Trust                    0       12,202          9,943
Small-Mid Cap Trust                           0      376,999        643,990
Special Value Trust                     277,817      140,373         43,692(1)
Spectrum Income Trust                   252,229           NA             NA
Strategic Bond Trust                  2,323,855    1,875,031(4)   1,418,340(5)
Strategic Growth Trust*                       0    1,242,819        793,909
Strategic Income Trust                   73,431       24,399(3)          NA
Strategic Opportunities Trust         1,649,699    1,838,648      1,835,297
Strategic Value Trust                   685,183      571,133        355,613
Total Return Trust                    3,852,013    3,416,198      3,594,941
Total Stock Market Index Trust          125,401       74,155         43,275
U.S. Global Leaders Growth Trust        777,186       11,548(3)          NA
U.S. Government Securities Trust      1,147,967    1,211,440      1,325,317
U.S. High Yield Bond Trust              420,269           NA             NA
U.S. Large Cap Trust (                2,634,533    2,778,080      1,791,281
U.S. Multi Sector Trust                 415,516           NA             NA
Utilities Trust                         502,814      276,572        159,367
Value Trust                             892,928      926,163        744,667
Value & Restructuring Trust              96,617           NA             NA
Value Opportunities Trust                     0           NA             NA
Vista Trust                              48,026           NA             NA

(1)  For the period May 5, 2003 (commencement of operations) to December 31,
     2003.

(2) For the period August 4, 2003 (commencement of operations) to December 31, 2003.

(3)  For the period May 3, 2004 (commencement of operations) to December 31,
     2004.

(4) Of this amount, $XXX was paid by SaBAM to SaBAM Limited under the Subadvisory Consulting Agreement.

(5) Of this amount,$59,903 was paid by SaBAM to SaBAM Limited under the Subadvisory Consulting Agreement.

(6)  Of this amount, $71,581 was paid by SaBAM to SaBAM Limited.

*    On April 29, 2005, the following portfolio combinations occurred:

         ACQUIRED PORTFOLIO             ACQUIRING PORTFOLIO
         ------------------             -------------------
     Aggressive Growth Trust     Mid Cap Stock Trust
     Diversified Bond Trust      Active Bond Trust
     Equity Index Trust          500 Index Trust B
     Overseas Trust              International Value Trust
     Small Company Blend Trust   Small Cap Opportunities Trust
     Strategic Growth Trust      U.S. Global Leaders Growth Trust

INFORMATION APPLICABLE TO BOTH THE ADVISORY AGREEMENT AND THE SUBADVISORY AGREEMENTS

     Expenses Paid by the Trust. Subject to the expense limitations discussed above, the Trust is responsible for the payment of all expenses of its organization, operations and business, except those that the Adviser or Subadvisers have agreed to pay pursuant to the Advisory or Subadvisory Agreements. Expenses borne by the Trust include:

     - reimbursement of the Adviser's expense of providing administrative, compliance, financial, accounting, bookkeeping and recordkeeping functions to the Trust,

     - charges and expenses of the custodian, independent accountants and transfer, bookkeeping and dividend disbursing agent appointed by the Trust;

     -    brokers' commissions;

     - issue and transfer taxes on securities transactions to which the Trust is a party;

     -    taxes and fees payable by the Trust; and

     - legal fees and expenses in connection with the affairs of the Trust, including registering and qualifying its shares with regulatory authorities and in connection with any litigation; and

     - costs for printing annual and semi-annual reports, prospectuses and proxy statements and mailing these documents to shareholders (including holders of variable contracts funded by Trust shares).

     Term of the Advisory Agreement and Each Subadvisory Agreement. The Advisory Agreement and each Subadvisory Agreement will initially continue in effect as to a portfolio for a period no more than two years from the date of its execution (or the execution of an amendment making the agreement applicable to that portfolio) and thereafter if such continuance is specifically approved at least annually either (a) by the Trustees or (b) by the vote of a majority of the outstanding voting securities of the Trust. In either event, such continuance shall also be approved by the vote of the majority of the Trustees who are not interested persons of any party to the Agreements.

     Any required shareholder approval of any continuance of any of the Agreements shall be effective with respect to any portfolio if a majority of the outstanding voting securities of that portfolio vote to approve such continuance even if such continuance may not have been approved by a majority of the outstanding voting securities of (a) any other portfolio affected by the Agreement or (b) all of the portfolios of the Trust.

     Failure of Shareholders to Approve Continuance of the Advisory Agreement or any Subadvisory Agreement. If the outstanding voting securities of any portfolio fail to approve any continuance of the Advisory Agreement or any Subadvisory Agreement, the party may continue to act as investment adviser or subadviser (as applicable) with respect to such portfolio pending the required approval of the continuance of such Agreement or a new agreement with either that party or a different adviser, or other definitive action. In the case of the Adviser, the compensation received during such period will be no more than the amount it would have received under the Advisory Agreement in respect of such portfolio.

     Termination of the Agreements. The Advisory Agreement and the Subadvisory Agreements may be terminated at any time without the payment of any penalty on 60 days' written notice to the other party or parties to the Agreements, and also to the Trust in the case of the Subadvisory Agreements. The following parties may terminate the agreements:

     -    the Board of Trustees of the Trust;

     - a majority of the outstanding voting securities of the Trust, or with respect to any portfolio, a majority of the outstanding voting securities of such portfolio;

     -    the Adviser,

     -    in the case of the Subadvisory Agreements, by the respective
          Subadviser.

The Agreements will automatically terminate in the event of their assignment.

     Amendments to the Agreements. The Advisory Agreement and the Subadvisory Agreements may be amended by the parties to the agreement provided the amendment is approved by the vote of a majority of the outstanding voting securities of the Trust (except as noted below) and by the vote of a majority of the Board of Trustees of the Trust who are not interested persons of the Trust, the Adviser or the applicable Subadviser.

     The required shareholder approval of any amendment shall be effective with respect to any portfolio if a majority of the outstanding voting securities of that portfolio vote to approve the amendment, even if the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other portfolio affected by the amendment or (b) all the portfolios of the Trust.

     As noted under "Subadvisory Arrangements" in the Prospectus, the Trust has received an order from the SEC permitting the Adviser to appoint a subadviser (other than an Affiliated Subadviser) or change a subadvisory fee or otherwise amendment a subadvisory agreement (other than for an Affiliated Subadviser) pursuant to an agreement that is not approved by shareholders.

BUSINESS ARRANGEMENT BETWEEN THE ADVISER AND GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC ("GMO")

As a part of the overall business arrangement between the Adviser and GMO under which the Adviser has obtained exclusive rights to certain GMO investment management services for up to five years, the Adviser has agreed that under certain circumstances it (and not the Trust or a particular portfolio) will pay to GMO a specified amount if the GMO subadvisory agreement is terminated within a five year period from the date of its effectiveness. The specified amount is $15 million in the case of the subadvisory agreement for the U.S. Core Trust (formerly, the Growth & Income Trust) and $5 million in the case of the subadvisory agreement for the International Core Trust (formerly, the International Stock Trust). The Adviser has also agreed that, subject to its fiduciary duties as an investment adviser to each portfolio and its shareholders, it will not recommend to the Board of Trustees to terminate the applicable GMO subadvisory agreement or to reduce any of the fees payable thereunder to GMO for a five year period from the date of its effectiveness. Substantially similar agreements (with varying amounts to be paid upon termination) apply with respect to certain other John Hancock funds that are or will be advised by the Adviser and subadvised by GMO. The Trust is not a party to any of these arrangements, and they are not binding upon the Trust, the Trust portfolios subadvised by GMO or the Board of Trustees of the Trust. However, these arrangements present certain conflicts of interest because the Adviser has a financial incentive to support the continuation of the GMO agreement for as long as the termination provisions described above remain in effect. In approving the advisory agreement and the GMO subadvisory agreements for the U.S. Core Trust and the International Core Trust, the Board of Trustees, including the disinterested Trustees, were aware of and considered these potential conflicts of interest, including any financial obligations of the Adviser to GMO.

                          DISTRIBUTOR; RULE 12B-1 PLANS

     John Hancock Distributors, LLC (the "Distributor") (formerly, Manulife Financial Services LLC) is the distributor and principal underwriter of the Trust and distributes shares of Trust on a continuous basis. Other than the Rule 12b-1 payments and services fees described below, the Distributor does not receive compensation from the Trust.

     The Board of Trustees of the Trust has approved Rule 12b-1 Plans (the "Plans") for Series I shares (formerly referred to as Class A shares), Series II shares (formerly referred to as Class B shares), Series III shares (also referred to as "Class R shares") and Series IIIA shares (Lifestyle Trusts only). The purpose of each Plan is to encourage the growth and retention of assets of each portfolio subject to a Plan. See "Lifestyle Trusts - Series IIIA" below for a discussion of Lifestyle Series IIIA shares.

     Series I, Series II and Series III shares of each portfolio, except NAV shares, are subject to the following Rule 12b-1 fees:

Series I shares - up to .05% of Series I shares average daily net assets (the entire Rule 12b-1 fee is a "service fee"). Series II shares - up to .25% of Series II share average daily net assets (the entire Rule 12b-1 fee is a "service fee"). Series III shares - up to .40% (.15% in the case of the Lifestyle Trust) of Series III share average daily net assets (.25% of the Series III Rule 12b-1 fee is a "service fee").

Lifestyle Trust - Series IIIA shares. The Series IIIA shares are the same as the other classes of shares except for differences in class expenses, including Rule 12b-1 fees, and voting rights. Eligible investors for the Class IIIA shares are the same kinds of entities that are eligible investors for the Series III shares. Series IIIA shares of each Lifestyle Trust are subject to a Rule 12b-1 fee of up to .55% of Series IIIA shares average daily net assets (.25% of the Series IIIA Rule 12b-1 fee is a "service fee"). Sales of Series III shares of the Lifestyle Trusts ceased upon the commencement of sales of Series IIIA of the Lifestyle Trusts.

The service fee is paid to the Trust's Distributor which then may reallocate all or a portion of the service fee to one or more affiliated or unaffiliated parties which have agreed TO provide with respect to the shares of the Trust the kinds of services encompassed by the term "personal service and/or the maintenance of shareholder accounts" as defined in Rule 2830(d)(5) of the Rules of Fair Practice of the NASD.

Each Rule 12b-1 Plan is a compensation plan rather than a reimbursement plan and compensates the Distributor regardless of its expenses.

The Distributor enters into agreements with selling dealers to sell Series III and Series IIIA shares of the Trust to qualified pension and profit-sharing plans pursuant to an integrated program of investment, record keeping, administrative and other plan services sponsored by the Distributor. The agreements also provide for the sale to plans of other funds participating in the program. The Distributor pays the selling dealer with respect to a plan as follows (or as the plan, the selling dealer and the Distributor may otherwise agree):

          A fee, payable weekly, equal to 1.00% of the first $5 million, 0.75% of the second $5 million, 0.50% of the third $5 million and 0.25% of the balance of the assets of the plan transferred or contributed to the program and invested in the Trust and other participating funds during the first year in which the plan participates in the program; and thereafter, a fee, payable monthly, at an rate equal to 0.25% annually of the net asset value of the share of the Trust and other participating funds held by the plan under the program.

          Rule 12b-1 fees are paid to the Distributor which is also the Trust's principal underwriter.

          To the extent consistent with applicable laws, regulations and rules, the Distributor may use Rule 12b-1 fees:

     - for any expenses relating to the distribution of the shares of the class,

     - for any expenses relating to shareholder or administrative services for holders of the shares of the class (or owners of contracts funded in insurance company separate accounts that invest in the shares of the class) and

     - for the payment of "service fees" that come within Rule 2830(d)(5) of the Rules of Fair Practice of the National Association of Securities Dealers, Inc.

          Without limiting the foregoing, the Distributor may pay all or part of the Rule 12b-1 fees from a portfolio to one or more affiliated and unaffiliated insurance companies that have issued variable insurance contracts for which the Portfolio serves as an investment vehicle as compensation for providing some or all of the types of services described in the preceding paragraph; this provision, however, does not obligate the Distributor to make any payments of Rule 12b-1 fees and does not limit the use that the Distributor may make of the Rule 12b-1 fees it receives. Currently, all such payments are made to insurance companies affiliated with the Trust's Adviser and Distributor. However, payments may be made to nonaffiliated insurance companies in the future.

          This Plan authorizes any payments in addition to fees described above made by a portfolio to the Distributor or any of its affiliates, including the payment of any management or advisory fees, which may be deemed to be an indirect financing of distribution costs.

          The Plans may not be amended to increase materially the amount to be spent by a portfolio without such shareholder approval as is required by Rule 12b-1 under the 1940 Act (the "Rule"). All material amendments of a Plan must be approved in the manner described in the Rule. Each Plan shall continue in effect
(i) with respect to a portfolio only so long as the Plan is specifically approved for that Portfolio at least annually as provided in the Rule and (ii) only while (a) a majority of the Trustees are not interested persons (as defined in the Act) of the Trust, (b) incumbent disinterested Trustees select and nominate any new disinterested Trustees of the Trust and (c) any person who acts as legal counsel for the disinterested Trustees is an independent legal counsel. Each Plan may be terminated with respect to any Portfolio at any time as provided in the Rule.

          During the fiscal year ended December 31, 2005, the following amounts were paid pursuant to the Trust's Rule 12b-1 Plan:

                                 SERIES I SHARES

                                                        DISTRIBUTION PAYMENT TO
                                                        JOHN HANCOCK INVESTMENT
                                                       MANAGEMENT SERVICES, LLC
PORTFOLIO                      SERVICE FEE PAYMENTS        (THE DISTRIBUTOR)
---------                      --------------------   --------------------------
500 Index                           $  902,095                 $      -
Active Bond                             65,029                        0
All Cap Core                           198,790                        0
All Cap Growth                         303,227                        0
All Cap Value                          100,349                        0
American Blue Chip Income
   and Growth                                0                   14,352
American Bond                                0                       14
American Growth                              0                  120,598
American Growth-Income                       0                   37,852
American International                       0                   72,312

Blue Chip Growth                       836,575                        0
Bond Index                                   0                        0
Capital Appreciation                    62,084                        0
Classic Value                            3,780                        0
Core Bond                                    1                        0
Core Equity                             50,694                        0
Dynamic Growth                         105,942                        0
Emerging Growth                        187,600                        0
Emerging Small Company                 272,884                        0
Equity Income                          930,025                        0
Financial Services                      41,701                        0
Fundamental Value                      243,242                        0
Global                                 287,554                        0
Global Allocation                       71,942                        0
Global Bond                            213,823                        0
Growth & Income                      1,026,025                        0
Health Sciences                         95,009                        0
High Yield                             316,615                        0
Income & Value                         480,350                        0
International Equity Index A            34,616                        0
International Opportunities                 45                        0
International Small Cap                176,854                        0
International Stock                    175,997                        0
International Value                    343,479                        0
Investment Quality Bond                252,424                        0
Large Cap                                   99                        0
Large Cap Growth                       290,213                        0
Large Cap Value                         25,373                        0

                                 SERIES I SHARES

Lifestyle Aggressive                $  272,029                    $--
Lifestyle Balanced                   1,078,641                      0
Lifestyle Conservative                 202,507                      0
Lifestyle Growth                       996,163                      0
Lifestyle Moderate                     334,819                      0
Mid Cap Core                             9,767                      0
Mid Cap Index                          161,737                      0
Mid Cap Stock                          279,007                      0
Mid Cap Value                          300,676                      0
Mid Value Trust                             66                      0
Money Market                         1,856,376                      0
Natural Resources                       75,662                      0
Overseas Equity                             39                      0
Pacific Rim Emerging Markets            70,713                      0
Quantitative All Cap                   258,694                      0
Quantitative Mid Cap                    97,332                      0
Quantitative Value                     118,606                      0
Real Estate Securities                 353,670                      0
Real Return Bond                        57,791                      0

Science & Technology                   356,721                      0
Small Cap                                  296                      0
Small Cap Growth                            52                      0
Small Cap Index                        147,568                      0
Small Cap Opportunities                 72,207                      0
Small Cap Value                             73                      0
Small Company                            7,483                      0
Small Company Value                    359,352                      0
Special Value                            6,026                      0
Strategic Bond                         269,748                      0
Strategic Income                         6,142                      0
Strategic Opportunities                375,246                      0
Strategic Value                         46,869                      0
Total Return                           546,355                      0
Total Stock Mkt. Index                 149,735                      0
U.S. Global Leaders Growth              25,717                      0
U.S. High Yield Bond                         3                      0
U.S. Large Cap Value                   445,838                      0
US Gov't Securities                    283,438                      0
Utilities                               59,557                      0
Value                                  221,079                      0

                                SERIES II SHARES

                                                        DISTRIBUTION PAYMENT TO
                                                        JOHN HANCOCK INVESTMENT
                                                       MANAGEMENT SERVICES, LLC
PORTFOLIO                      SERVICE FEE PAYMENTS        (THE DISTRIBUTOR)
---------                      --------------------   --------------------------
500 Index                            $313,413                 $   69,450
Active Bond                           817,393                          0
All Cap Core                           27,347                      6,231
All Cap Growth                        110,744                     57,076
All Cap Value                         182,910                     75,776
American Blue Chip Income
   and Growth                               0                    895,719
American Bond                               0                    140,114
American Growth                             0                  4,410,183
American Growth-Income                      0                  3,455,993
American International                      0                  2,203,639
Blue Chip Growth                      465,932                    186,779
Bond Index                                123                          0
Capital Appreciation                  117,210                     48,376
Classic Value                          36,995                      5,887
Core Bond                                 644                          0
Core Equity                           157,740                     87,822
Dynamic Growth                         97,792                     19,347
Emerging Growth                        19,305                      5,476
Emerging Small Company                174,527                     51,150

Equity Income                     772,235    241,489
Financial Services                 96,926     20,827
Fundamental Value                 572,288    164,270
Global                             75,977     14,364
Global Allocation                 197,455     42,312
Global Bond                       361,312    144,275
Growth & Income                   258,333     57,190
Health Sciences                   175,077     35,891
High Yield                        413,775    257,389
Income & Value                    270,223     60,622
International Equity Index A       52,240          0
International Opportunities         5,526          0
International Small Cap           145,862     72,545
International Stock               127,287     91,663
International Value               509,140    153,279
Investment Quality Bond           168,105     46,891
Large Cap                             583          0
Large Cap Growth                  220,195     47,904
Large Cap Value                   179,167     44,996
Lifestyle Aggressive              650,974     51,302
Lifestyle Balanced              6,931,436    407,306
Lifestyle Conservative            777,703     51,778

                  SERIES II SHARES

Lifestyle Growth               $7,037,559   $410,457
Lifestyle Moderate              1,849,503    118,251
Mid Cap Core                       98,066     23,391
Mid Cap Index                     139,493     28,540
Mid Cap Stock                     378,255     93,012
Mid Cap Value                     578,732    136,039
Mid Value Trust                     3,078          0
Money Market                      531,849     97,337
Natural Resources                 434,209    131,702
Overseas Equity                     2,454          0
Pacific Rim Emerging Markets       75,036     14,284
Quantitative All Cap               12,090      2,458
Quantitative Mid Cap               31,597      5,980
Quantitative Value                 15,219     15,063
Real Estate Securities            369,087    138,610
Real Return Bond                  403,575    140,988
Science & Technology              146,945     32,052
Small Cap                             412          0
Small Cap Growth                   10,830          0
Small Cap Index                   119,323     25,196
Small Cap Opportunities           187,779     48,739
Small Cap Value                    32,751          0
Small Company                      68,642     16,645
Small Company Value               485,720    124,276
Special Value                      40,704     11,038

Strategic Bond                    319,223    155,681
Strategic Income                   44,073      7,088
Strategic Opportunities            60,183     13,209
Strategic Value                    77,777     28,817
Total Return                      779,894    258,204
Total Stock Mkt. Index             87,048     18,000
U.S. Global Leaders Growth         75,426      7,811
U.S. High Yield Bond                  935          0
U.S. Large Cap Value              332,356    101,645
US Gov't Securities               308,547    109,462
Utilities                         110,429     19,254
Value                              99,906     21,864

                                SERIES III SHARES

                                                     DISTRIBUTION PAYMENT TO
                                                     JOHN HANCOCK INVESTMENT
                                       SERVICE FEE     MANAGEMENT SERVICES,
PORTFOLIO                                PAYMENTS     LLC (THE DISTRIBUTOR)
---------                              -----------   -----------------------
500 Index                                $ 8,536              $5,119
Active Bond                                    0                   0
All Cap Core                                   0                   0
All Cap Growth                                 0                 272
All Cap Value                              1,492               1,065
American Blue Chip Income and Growth           0                   0
American Bond                                  0                   0
American Growth                                0                   0
American Growth-Income                         0                   0
American International                         0                   0
Blue Chip Growth                           1,959               1,495
Bond Index                                     0                   0
Capital Appreciation                           0                 188
Classic Value                                  0                   0
Core Bond                                      0                   0
Core Equity                                  505                  18
Dynamic Growth                                 0                   0
Emerging Growth                              477                 302
Emerging Small Company                       257                 211
Equity Income                              1,500               1,296
Financial Services                           360                 220
Fundamental Value                          1,560               1,207
Global                                       461                 293
Global Allocation                            102                   0
Global Bond                                1,962               1,511
Growth & Income                            1,537                 932
Health Sciences                              777                 453
High Yield                                 2,145               1,996

Income & Value                                 0                   0
International Equity Index A                 387                   0
International Opportunities                    0                   0
International Small Cap                      383                 410
International Stock                          596                   0
International Value                            0                   0
Investment Quality Bond                      389                 358
Large Cap                                    163                   0
Large Cap Growth                               0                   0
Large Cap Value                                0                   0
Mid Cap Core                                  50                   0

                              SERIES III SHARES

Mid Cap Index                            $ 2,620              $1,555
Mid Cap Stock                              4,529               2,711
Mid Cap Value                              3,137               1,950
Mid Value Trust                                0                   0
Money Market                              12,984               8,107
Natural Resources                          2,203               1,558
Overseas Equity                                0                   0
Pacific Rim Emerging Markets                 369                 214
Quantitative All Cap                       2,862               1,681
Quantitative Mid Cap                           0                   0
Quantitative Value                            85                   0
Real Estate Securities                     3,794               2,576
Real Return Bond                             353                 502
Science & Technology                       3,959               1,812
Small Cap                                      0                   0
Small Cap Growth                               0                   0
Small Cap Index                            2,814               1,592
Small Cap Opportunities                      237                   0
Small Cap Value                                0                   0
Small Company                                 27                  28
Small Company Value                          161                   0
Special Value                              1,080                 673
Strategic Bond                             1,487               1,320
Strategic Income                               0                   0
Strategic Opportunities                        0                   0
Strategic Value                              103                   0
Total Return                               7,510               4,579
Total Stock Mkt. Index                       741                 405
U.S. Global Leaders Growth                   121                   0
U.S. High Yield Bond                           0                   0
U.S. Large Cap Value                         215                   0
US Gov't Securities                          444                 587
Utilities                                    687                 427
Value                                          0                   0

                               SERIES IIIA SHARES

                                                     DISTRIBUTION PAYMENT TO
                                                     JOHN HANCOCK INVESTMENT
                                       SERVICE FEE     MANAGEMENT SERVICES,
PORTFOLIO                                PAYMENTS     LLC (THE DISTRIBUTOR)
---------                              -----------   -----------------------

Lifestyle Aggressive                     $ 5,180            $ 7,054
Lifestyle Balanced                        14,023             19,164
Lifestyle Conservative                     4,877              6,752
Lifestyle Growth                          12,340             17,060
Lifestyle Moderate                         3,928              5,342

SUBADVISER MARKETING SUPPORT

Prior to January 1, 2006, Subadvisers of John Hancock Trust (the "Trust") portfolios provided from time to time marketing support for insurance products that offer the Trust as an underlying investment vehicle ("John Hancock Trust Insurance Products") through a variety of methods such as (a) permitting employees of the subadviser, including portfolio managers, to attend meetings with John Hancock and other sales personnel with the subadviser offsetting a portion of the cost of such meetings and (b) offsetting travel and other expenses of the subadviser's wholesalers that support John Hancock Trust Insurance Products. All such subadviser marketing support was voluntary and not all subadvisers provide such support. Certain of the subadvisers also managed proprietary mutual funds that are used as investment options by John Hancock pension products and such marketing support also relates to these pension products. Subadviser marketing support payments are not a factor that the Adviser considered when selecting or terminating subadvisers for Trust portfolios. For the period January 1, 2005 through December 31, 2005, the total amount of all such payments made by subadvisers was approximately $1, 867,000.

                               PORTFOLIO BROKERAGE

     Pursuant to the Subadvisory Agreements, the Subadvisers are responsible for placing all orders for the purchase and sale of portfolio securities of the Trust. The Subadvisers have no formula for the distribution of the Trust's brokerage business; rather they place orders for the purchase and sale of securities with the primary objective of obtaining the most favorable overall results for the applicable portfolio of the Trust. The cost of securities transactions for each portfolio will consist primarily of brokerage commissions or dealer or underwriter spreads. Fixed income securities and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

     Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the over-the-counter market, the Subadvisers will, where possible, deal directly with dealers who make a market in the securities unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account.

     Selection of Brokers or Dealers to Effect Trades. In selecting brokers or dealers to implement transactions, the Subadvisers will give consideration to a number of factors, including:

     -    price, dealer spread or commission, if any,

     - the reliability, integrity and financial condition of the broker-dealer,

     -    size of the transaction,

     -    difficulty of execution,

     -    brokerage and research services provided, and

     -    confidentiality and anonymity.

     Consideration of these factors by a Subadviser, either in terms of a particular transaction or the Subadviser's overall responsibilities with respect to the Trust and any other accounts managed by the Subadviser, could result in the applicable portfolio of the Trust paying a commission or spread on a transaction that is in excess of the amount of commission or spread another broker-dealer might have charged for executing the same transaction.

     Soft Dollar Considerations. In selecting brokers and dealers, the Subadvisers will give consideration to the value and quality of any research, statistical, quotation, brokerage or valuation services provided by the broker or dealer to the Subadviser. In placing a purchase or sale order, a Subadviser may use a broker whose commission in effecting the transaction is higher than that of some other broker if the Subadviser determines in good faith that the amount of the higher commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either the particular transaction or the Subadviser's overall responsibilities with respect to the Trust and any other accounts managed by the Subadviser. In addition to statistical, quotation, brokerage or valuation services, a Subadviser may receive from brokers or dealers products or research that are used for both research and other purposes, such as administration or marketing. In such case, the Subadviser will make a good faith determination as to the portion attributable to research. Only the portion attributable to research will be paid through Trust brokerage. The portion not attributable to research will be paid by the Subadviser. Research products and services may be acquired or received either directly from executing brokers or indirectly through other brokers in step-out transactions. A "step-out" is an arrangement by which a subadviser executes a trade through one broker-dealer but instructs that entity to step-out all or a portion of the trade to another broker-dealer. This second broker-dealer will clear and settle, and receive commissions for, the stepped-out portion. The second broker-dealer may or may not have trading desk of their own.


     Subadvisers may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a portfolio. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Subadviser in advising various of its clients (including the portfolios), although not all of these services are necessarily useful and of value in managing the portfolios. The management fee paid by a portfolio is not reduced because a Subadviser and its affiliates receive such services.

     As noted above, a Sub-adviser may purchase new issues of securities for the portfolio in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide the Sub-adviser with research in addition to selling the securities (at the fixed public offering price) to the portfolio or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the portfolio, other Sub-adviser clients, and the Sub-adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the NASD has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

     Brokerage and research services provided by brokers and dealers include advice, either directly or through publications or writings, as to:

     -    the value of securities,

     -    the advisability of purchasing or selling securities,

     - the availability of securities or purchasers or sellers of securities, and

     - analyses and reports concerning (a) issuers, (b) industries, (c) securities, (d) economic, political and legal factors and trends and
          (e) portfolio strategy.

Research services are received primarily in the form of written reports, computer generated services, telephone contacts and personal meetings with security analyst. In addition, such services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, academicians and government representatives. In some cases, research services are generated by third parties but are provided to the Subadviser by or through a broker.

     To the extent research services are used by the Subadvisers, such services would tend to reduce such party's expenses. However, the Subadvisers do not believe that an exact dollar value can be assigned to these services. Research services received by the Subadvisers from brokers or dealers executing transactions for portfolios of the Trust will also be available for the benefit of other portfolios managed by the Subadvisers.

     Allocation of Trades by the Subadvisers. The Subadvisers manage a number of accounts other than the Trust's portfolios. Although investment determinations for the Trust's portfolios will be made by the Subadvisers independently from the investment determinations made by them for any other account, investments deemed appropriate for the Trust's portfolios by the Subadvisers may also be deemed appropriate by them for other accounts. Therefore, the same security may be purchased or sold at or about the same time for both the Trust's portfolios and other accounts. In such circumstances, the Subadvisers may determine that orders for the purchase or sale of the same security for the Trust's portfolios and one or more other accounts should be combined. In this event the transactions will be priced and allocated in a manner deemed by the Subadvisers to be equitable and in the best interests of the Trust portfolios and such other accounts. While in some instances combined orders could adversely affect the price or volume of a security, the Trust believes that its participation in such transactions on balance will produce better overall results for the Trust.

     Affiliated Underwriting Transactions by the Subadvisers. The Trust's portfolios have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a portfolio may purchase securities that are offered in underwritings in which an affiliate of the Subadvisers participate. These procedures prohibit a portfolio from directly or indirectly benefiting a Subadviser affiliate in connection with such underwritings. In addition, for underwritings where a Subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the portfolios could purchase.

Brokerage Commissions Paid. For the years ended December 31 2005, 2004 and 2003, the Trust paid brokerage commissions in connection with portfolio transactions of $41,711,295, $31,286,616 and $28,417,821, respectively, allocated among the portfolios as follows:

PORTFOLIO                                              2005          2004           2003
---------                                           ---------     ----------     ----------
500 Index Trust                                        69,163         40,840         48,683
500 Index B Trust                                      37,890            N/A            N/A
Active Bond Trust                                         N/A            N/A            N/A
All Cap Core Trust                                    405,783        403,813        369,007
All Cap Growth Trust                                1,175,995      1,008,585        895,357
All Cap Value Trust                                   550,795        401,390        630,174
American Blue Chip and Growth Trust                       N/A            N/A            N/A
American Bond                                             N/A            N/A            N/A
American Growth Income Trust                              N/A            N/A            N/A
American Growth Trust                                    N0/A            N/A            N/A
American International Trust                              N/A            N/A            N/A
Blue Chip Growth Trust                              1,658,390      1,021,983      1,120,743
Bond Index Trust A                                        N/A(1)         N/A            N/A
Bond Index Trust B                                        N/A            N/A            N/A
Capital Appreciation Trust                            475,396        408,187        309,581
Classic Value Trust                                    37,110         15,046(2)         N/A
Core Bond Trust                                           N/A(3)        N/A             N/A
Core Equity Trust                                     560,178        621,599(2)         N/A
Dynamic Growth Trust                                  352,695        587,444        381,022
Emerging Growth Trust                                 871,800      1,095,946         57,985(4)
Emerging Small Company Trust                          971,220        912,506        779,555
Equity-Income Trust                                 1,098,833        960,852        692,000
Financial Services Trust                               78,098         27,239         44,657
Fundamental Value Trust                               330,986        199,573        165,668
Global Allocation Trust                               191,744        144,600        121,331
Global Bond Trust                                         N/A            N/A            N/A
Global Trust                                          351,702        456,251      1,314,941
Growth Trust                                              N/A            N/A            N/A
U.S. Core Trust (formerly, Growth & Income Trust)   1,502,451      1,587,850      1,803,281
Growth & Income Trust (Growth & Income Trust II)    5,063,553            N/A            N/A
Growth Opportunities Trust                                N/A            N/A            N/A
Health Sciences Trust                                 308,239        280,430        198,790
High Yield Trust                                            5          8,686         12,900
Income & Value Trust                                  378,530        354,368        378,061
Index Allocation Trust                                    N/A(1)         N/A            N/A
International Equity Index Trust A                     24,684(3)         N/A            N/A

PORTFOLIO                                              2005           2004           2003
---------                                           ---------     ----------     ----------
International Equity Index Trust B                    144,070            N/A            N/A
International Growth Trust                                N/A            N/A            N/A
International Opportunities Trust                     997,046(3)         N/A            N/A
International Small Cap Trust                         782,395        639,946      1,848,180
International Stock Trust                           1,413,165      1,353,469      1,261,482
International Value Trust                           2,056,263        843,282        600,429
Intrinsic Value Trust                                     N/A            N/A            N/A
Investment Quality Bond Trust                             N/A            368             72
Large Cap Trust                                       142,934(3)         N/A            N/A
Large Cap Growth Trust                              1,044,030        646,458        829,085
Large Cap Value Trust                                 102,786        113,792         16,519(4)
Lifestyle Aggressive 1000 Trust                           N/A            N/A            N/A
Lifestyle Balanced 640                                    N/A            N/A            N/A
Lifestyle Conservative 280 Trust                          N/A            N/A            N/A
Lifestyle Growth 820 Trust                                N/A            N/A            N/A
Lifestyle Moderate 460 Trust                              N/A            N/A            N/A
Managed Trust                                             N/A            N/A            N/A
Mid Cap Core Trust                                    408,118         93,798         61,205(4)
Mid Cap Index Trust                                    29,452         53,857         43,508
Mid Cap Stock Trust                                 3,407,708      1,964,628      1,292,114
Mid Cap Value Trust                                   463,591        388,717        573,692
Mid Value Trust                                       243,925(3)         N/A            N/A
Money Market Trust                                        N/A            N/A            N/A
Money Market Trust B                                      N/A            N/A            N/A
Natural Resources Trust                               263,948        326,437        152,831(4)
Overseas Equity Trust                                 203,268            N/A            N/A
Pacific Rim Trust                                     176,929        203,363        261,495
Quantitative All Cap Trust                            788,600        652,124         12,422(4)
Quantitative Mid Cap Trust                            255,893        430,408        323,941
Quantitative Value Trust                              793,026        387,181(2)         N/A
Real Estate Securities Trust                        2,142,743      2,084,615        705,458
Real Return Bond Trust                                    N/A            N/A            N/A
Science and Technology Trust                          839,394     $1,055,337     $  931,941
Short-Term Bond Trust                                     N/A            N/A            N/A
Small Cap Trust                                       652,321(3)         N/A            N/A
Small Cap Growth Trust                                856,118            N/A            N/A
Small Cap Index Trust                                 100,780        114,235        180,266
Small Cap Opportunities                             1,018,339        297,273        154,256(4)
Small Cap Value Trust                                 564,359            N/A            N/A
Small Company Growth Trust                             21,745(5)         N/A            N/A
Small Company Trust                                   199,776        107,776(2)         N/A
Small Company Value Trust                             259,723        368,967        310,947
Special Value Trust                                    80,455         35,915         39,523(4)
Spectrum Income Trust                                  17,059(5)         N/A            N/A
Strategic Bond Trust                                      N/A          3,099          1,528
Strategic Income Trust                                      2             72(2)         N/A
Strategic Opportunities Trust                       1,368,889      1,960,877      3,926,213
Strategic Value Trust                                 332,289        433,468        298,817
Total Return Trust                                      1,475          4,139            N/A
Total Stock Market Index Trust                         38,490         26,507         70,716

PORTFOLIO                             2005         2004         2003
---------                          ---------     -------     ---------
U.S. Global Leaders Growth Trust   1,122,028      11,211(2)        N/A
U.S. Government Securities Trust         N/A         N/A           N/A
U.S. High Yield Bond Trust               N/A(3)      N/A           N/A
U.S. Large Cap Trust                 750,072     558,117       546,443
U.S. Multi Sector Trust               48,432(5)      N/A           N/A
Utilities Trust                      327,723     245,185       202,514
Value Trust                          617,163     833,169     1,501,343
Value & Restructuring Trust           98,368(5)      N/A           N/A
Value Opportunities Trust                N/A         N/A           N/A
Vista Trust                           41,165(5)      N/A           N/A

(1)    Fund commenced operations February 10, 2006.

(2)    For the period May 3, 2004 (commencement of operations) to December 31,
       2004.

(3) For the period April 29, 2005 (commencement of operations) to December 31, 2005.

(4)    For the period May 5, 2003 (commencement of operations) to December 31,
       2003.

(5) For the period October 24, 2005 (commencement of operations) to December 31, 2005.

Brokerage Commissions Paid to Affiliated Brokers

          For the years ended December 31, 2005, 2004 and 2003, commissions were paid by a Trust portfolio to brokers affiliated with that portfolio as follows:

Commissions Paid to UBS Securities, LLC

          For the year ended December 31, 2005 and 2004, brokerage commissions were paid as follows:

                                                                           % OF AGGREGATE
                                              % OF PORTFOLIO'S BROKERAGE     $ AMOUNT OF
                                                COMMISSIONS REPRESENTED     TRANSACTIONS
PORTFOLIO                       COMMISSIONS         FOR THE PERIOD         FOR THE PERIOD
---------                       -----------   --------------------------   --------------
Year ended December 31, 2005:
Global Allocation Trust......      $4,819                2.51%                  0.05%
Year ended December 31, 2004:
Global Allocation Trust......      $5,289                3.66%                  0.02%
Year ended December 31, 2003:
Global Allocation Trust......      $  115                0.00%                  0.00%

Commissions Paid to Legg Mason Wood Walker, Inc.*

          For the year ended December 31, 2005 and 2004, brokerage commissions were paid as follows:

                                                    % OF AGGREGATE
                                              % OF PORTFOLIO'S BROKERAGE     $ AMOUNT OF
                                                COMMISSIONS REPRESENTED     TRANSACTIONS
PORTFOLIO                       COMMISSIONS         FOR THE PERIOD         FOR THE PERIOD
---------                       -----------   --------------------------   --------------
Year ended December 31, 2005:
Core Equity Trust............     $45,615                8.14%                  0.35%
Year ended December 31, 2004:
Core Equity Trust............     $ 5,325                0.86%                  0.02%

* Legg Mason Wood Walker, Inc. ceased being an affiliate of Legg Mason effective December 1, 2005.

Commissions Paid to UBS Securities, LLC

          For the year ended December 31, 2005, brokerage commissions were paid as follows:

                                                                           % OF AGGREGATE
                                              % OF PORTFOLIO'S BROKERAGE     $ AMOUNT OF
                                                COMMISSIONS REPRESENTED     TRANSACTIONS
PORTFOLIO                       COMMISSIONS         FOR THE PERIOD         FOR THE PERIOD
---------                       -----------   --------------------------   --------------
Year ended December 31, 2005:
Large Cap Trust..............      $2,287                1.59%                  0.04%

Commissions Paid to Templeton Global Advisors

          For the year ended December 31, 2005, brokerage commissions were paid as follows:

                                                                           % OF AGGREGATE
                                              % OF PORTFOLIO'S BROKERAGE     $ AMOUNT OF
                                                COMMISSIONS REPRESENTED     TRANSACTIONS
PORTFOLIO                       COMMISSIONS         FOR THE PERIOD         FOR THE PERIOD
---------                       -----------   --------------------------   --------------
Year ended December 31, 2005:
International Small Cap
   Trust.....................      $1,818                0.23%                  0.01%

Commissions Paid to T. Rowe Price Investments

          For the year ended December 31, 2005, brokerage commissions were paid as follows:

                                                                           % OF AGGREGATE
                                              % OF PORTFOLIO'S BROKERAGE     $ AMOUNT OF
                                                COMMISSIONS REPRESENTED     TRANSACTIONS
PORTFOLIO                       COMMISSIONS         FOR THE PERIOD         FOR THE PERIOD
---------                       -----------   --------------------------   --------------
Year ended December 31, 2005:
Science & Technology Trust...       $317                 0.04%                  0.04%

Commissions Paid to Morgan Stanley & Co., Inc.

          For the year ended December 31, 2004 and 2003, brokerage commissions were paid as follows:

                                                                           % OF AGGREGATE
                                              % OF PORTFOLIO'S BROKERAGE     $ AMOUNT OF
                                                COMMISSIONS REPRESENTED     TRANSACTIONS
PORTFOLIO                       COMMISSIONS         FOR THE PERIOD         FOR THE PERIOD
---------                       -----------   --------------------------   --------------
Year ended December 31, 2004:
Value Trust..................     $ 22,052               2.65%                  0.07%
Year ended December 31, 2003:
Value Trust..................     $365,518              24.15%                  1.23%

Commissions Paid to Wachovia Capital Markets, LLC (an affiliate of Jennison Associates LLC)

          For the year ended December 31, 2004 and 2003, brokerage commissions were paid as follows:

                                                                           % OF AGGREGATE
                                              % OF PORTFOLIO'S BROKERAGE     $ AMOUNT OF
                                                COMMISSIONS REPRESENTED     TRANSACTIONS
PORTFOLIO                       COMMISSIONS         FOR THE PERIOD         FOR THE PERIOD
---------                       -----------   --------------------------   --------------
Year ended December 31, 2004:
Capital Appreciation Trust...      $2,225                0.55%                  0.01%
Year ended December 31, 2003:
Capital Appreciation Trust...      $  800                0.00%                  0.00%

Commissions Paid to Merrill Lynch & Co., Inc. (an affiliate of Fund Asset Management, L.P.)

          For the year ended December 31, 2004 and 2003, brokerage commissions were paid as follows:

                                                                           % OF AGGREGATE
                                              % OF PORTFOLIO'S BROKERAGE     $ AMOUNT OF
                                                COMMISSIONS REPRESENTED     TRANSACTIONS
PORTFOLIO                       COMMISSIONS         FOR THE PERIOD         FOR THE PERIOD
---------                       -----------   --------------------------   --------------
Year ended December 31, 2004:
Large Cap Value Trust........      $9,331                8.20%                  0.03%
Year ended December 31, 2003:
Large Cap Value Trust........      $1,529                0.09%                  0.00%

* Legg Mason Wood Walker, Inc. ceased being an affiliate of Legg Mason effective December 1, 2005.

                        PURCHASE AND REDEMPTION OF SHARES

          The Trust will redeem all full and fractional portfolio shares for cash at the net asset value per share of each portfolio. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. However, the Trust may suspend the right of redemption or postpone the date of payment beyond seven days during any period when:

          - trading on the New York Stock Exchange is restricted, as determined by the SEC, or such Exchange is closed for other than weekends and holidays;

          - an emergency exists, as determined by the SEC, as a result of which disposal by the Trust of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Trust fairly to determine the value of its net assets; or

          - the SEC by order so permits for the protection of security holders of the Trust.

                        DETERMINATION OF NET ASSET VALUE

          The following supplements the discussion of the valuation of portfolio assets set forth in the Prospectus under "Purchase and Redemption of Shares."

          Except for the types of securities described below, securities held by the portfolios will be valued as follows:

- Securities which are traded on stock exchanges (including securities traded in both the over-the-counter market and on an exchange) are valued at the last sales price as of the close of the regularly scheduled day-time trading of the New York Stock Exchange on the day the securities are being valued, or, lacking any sales, at the closing bid prices.

- Securities traded only in the over-the-counter market are valued at the last bid prices quoted by brokers that make markets in the securities at the close of day-time trading on the New York Stock Exchange.

- Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Trustees or their designee.

- Shares of the Underlying Portfolios held by the Lifestyle Trusts are valued at their net asset value as described in the Prospectus under "Purchase and Redemption of Shares."

          Non-Negotiable Security. A non-negotiable security not treated as an illiquid security because it may be redeemed with the issuer, subject to a penalty for early redemption, shall be assigned a value that takes into account the reduced amount that would be received if it were currently liquidated.

          Debt Instruments with Remaining Maturities of 60 Days or less; All Instruments Held by the Money Market Trust. Debt instruments with a remaining maturity of 60 days or less held by each of the portfolios, other than the Money Market Trust, and all instruments held by the Money Market Trust, will be valued on an amortized cost basis. Under this method of valuation, the instrument is initially valued at cost (or in the case of instruments initially valued at market value, at the market value on the day before its remaining maturity is such that it qualifies for amortized cost valuation). After the initial valuation, the Trust assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument.

          Money Market Trust - Rule 2a-7. The Money Market Trust uses the amortized cost valuation method in reliance upon Rule 2a-7 under the 1940 Act. As required by this rule, the Money Market Trust will maintain a dollar weighted average maturity of 90 days or less. In addition, the Money Market Trust is only permitted to purchase securities that the Subadviser determines present minimal credit risks and at the time of purchase are "eligible securities," as defined by Rule 2a-7. Generally, eligible securities must be rated by a nationally recognized statistical rating organization in one of the two highest rating categories for short-term debt obligations or be of comparable quality. The Money Market Trust will invest only in obligations that have remaining maturities of 397 days or less.

     The Trustees have established procedures designed to stabilize, to the extent reasonably possible, the Money Market Trust's price per share as computed for the purpose of sales and redemptions at $10.00. The procedures include a direction to the Adviser to establish procedures that will allow for the monitoring of the propriety of the continued use of amortized cost valuation to maintain a constant net asset value of $10.00 per share. The procedures also include a directive to the Adviser that requires that to determine net asset value per share based upon available market quotations, the Money Market Trust shall value weekly (a) all portfolio instruments for which market quotations are readily available at market, and (b) all portfolio instruments for which market quotations are not readily available or are not obtainable from a pricing service, at their fair value as determined in good faith by the Trustees (the actual calculations, however, may be made by persons acting pursuant to the direction of the Trustees.) If the fair value of a security needs to be determined, the Subadviser will provide determinations, in accordance with procedures and methods established by the Trustees of the Trust, of the fair value of securities held by the Money Market Trust.

     In the event that the deviation from the amortized cost exceeds 0.50 of 1% or $0.05 per share in net asset value, the Adviser shall promptly call a special meeting of the Trustees to determine what, if any, action should be initiated. Where the Trustees believe the extent of any deviation from the Money Market Trust's amortized cost price per share may result in material dilution or other unfair results to investors or existing shareholders, they shall take the action they deem appropriate to eliminate or reduce to the extent reasonably practical such dilution or unfair results. The actions that may be taken by the Trustees include, but are not limited to:

     -    redeeming shares in kind;

     - selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten the average portfolio maturity of the Money Market Trust;

     -    withholding or reducing dividends;

     - utilizing a net asset value per share based on available market quotations; or

     - investing all cash in instruments with a maturity on the next business day.

The Money Market Trust may also reduce the number of shares outstanding by redeeming proportionately from shareholders, without the payment of any monetary compensation, such number of full and fractional shares as is necessary to maintain the net asset value at $10.00 per share. Any such redemption will be treated as a negative dividend for purposes of the Net Investment Factor under the contracts issued by Manulife New York and Manufacturers USA.

                POLICY REGARDING DISCLOSURE OF PORTFOLIO HOLDINGS

It is the policy of the Trust to provide Nonpublic Information (as defined below) regarding Trust portfolio holdings to Nonaffiliated Persons (as defined below) of the Trust only in the limited circumstances noted below. It is also the policy of the Trust only to provide Nonpublic Information regarding portfolio holdings to any person, including Affiliated Persons (as defined below), on a "need to know" basis (i.e., the person receiving the information must have a legitimate business purpose for obtaining the information prior to it being publicly available). The Trust considers Nonpublic Information regarding Trust portfolio holdings to be confidential and the intent of the Trust's policy regarding disclosure of portfolio holdings is to guard against selective disclosure of such information in a manner that could disadvantage Trust shareholders.

Nonpublic Information. Portfolio holdings are considered Nonpublic Information until such holdings are posted on the website listed below or until filed with the SEC via Edgar on either Form N-CSR or Form N-Q

"Affiliated Persons" are persons affiliated with: (a) the Trust, (b) the Trust's investment adviser or principal underwriter or any affiliate of either entity,
(c) the investment adviser's ultimate parent, Manulife Financial Corporation ("MFC") or any affiliate thereof, (d) in the case of a particular Trust portfolio, the subadviser to the portfolio, or any affiliate of the subadviser,
(e) the Trust's custodian and (e) the Trust's certified public accountants.

"Nonaffiliated Persons" is any person who is not an Affiliated Person.

Disclosure of Portfolio Holdings to Nonaffiliated Persons

Subject to the pre-approval of the Trust's Chief Compliance Officer, the Trust or its adviser principal underwriter or any of its subadviser (or any of their affiliates) may provide Nonpublic Information regarding Trust portfolio holdings to

Nonaffiliated Persons in the circumstances listed below.

     1.   RATING ORGANIZATIONS

Nonpublic Information regarding Trust portfolio holdings may be provided to ratings organizations, such as Morningstar and Lipper, for the purpose of reviewing the portfolio, the adviser or subadviser if such entity agrees to keep such information confidential and to prohibit its employees from trading on such information.

     2.   VESTEK (THOMPSON FINANCIAL)

Nonpublic Information regarding Trust portfolio holdings may be provided to Vestek (Thompson Financial) or other entities for the purpose of compiling reports and preparing data for use by the Trust or any Affiliated Person if such entity agrees to keep such information confidential and to prohibit its employees from trading on such information.

     3.   PROXY VOTING SERVICES

Nonpublic Information regarding Trust portfolio holdings may be provided to proxy voting services for the purpose of voting proxies relating to Trust portfolio holdings if such entity agrees to keep such information confidential and to prohibit its employees from trading on such information.

     4.   COMPUTER SOFTWARE

Nonpublic Information regarding Trust portfolio holdings may be provided to entities providing computer software to the Trust (for example, for the purpose of generating Trust compliance reports or reports relating to proxy voting) if such entity agrees to keep such information confidential and to prohibit its employees from trading on such information.

     5.   COURTS AND REGULATORS

Nonpublic Information regarding Trust portfolio holdings may be provided to any court or regulator with jurisdiction over the Trust, the adviser, MFC or any subadviser to a Trust portfolio (or any of their affiliates) if such information is requested by such court or regulator.

     6.   OTHER PERSONS

Nonpublic Information regarding Trust portfolio holdings may be provided to other persons or entities if approved by the Chief Compliance Officer of the Trust or his or her designee (collectively, the "CCO"). In determining whether to approve such disclosure the CCO shall consider: (a) the purpose of providing such information, (b) the procedures that will be used to ensure that such information remains confidential and is not traded upon and (c) whether such disclosure is in the best interest of the shareholders of the Trust.

The Trust generally requires that each such person or entity execute a written agreement requiring such person/entity to keep the portfolio holdings confidential and to not trade based on information relating to such holdings. However, the Trust may grant exemptions to such requirement on a case by case basis. In such case, disclosure of Nonpublic Information will be approved if the conditions stated above are met.

The CCO shall report to Board of Trustees whenever additional disclosures of portfolio holdings are approved. This report shall be at the board meeting following such approval.

Disclosure of Portfolio Holdings to Affiliated Persons

     The CCO must pre-approve the provision of any Nonpublic Information regarding portfolio holdings to any Affiliated Persons other than those listed below under "Pre-Approved Affiliated Persons" ("Other Affiliated Persons") and report such approval to the Board of Trustees at the board meeting following such approval. The persons listed below under "Pre-Approved Affiliated Persons" have been exempt from such pre-approval. In the case of persons listed in II, III and IV in this section, their employers shall provide the CCO reasonable assurances that Nonpublic Information will be kept confidential and that such employees are prohibited from trading on such information.

     In determining whether to approve such disclosure of Nonpublic Information regarding portfolio holdings to any other Affiliated Persons the CCO shall consider: (a) the purpose of providing such information, (b) the procedures that will be used to ensure that such information remains confidential and is not traded upon and (c) whether such disclosure is in the best interest of the shareholders of the Trust. In the case of a conflict between (a) the interests of the shareholders of the Trust, on the one hand, and (b) the interests of any affiliated person of the Trust, the Trust's investment adviser (including any subadviser), the Trust's principal underwriter or any of their affiliated persons, on the other, the procedures set forth under "Resolution of Conflicts of Interest" below shall be followed.

The Trust generally requires that any Other Affiliated Persons execute a written agreement requiring such person to keep the portfolio holdings confidential and to not trade based on information relating to such holdings. However, there may be certain circumstances where such an agreement is not required. In such case, disclosure of Nonpublic Information will be approved if the conditions stated above are met.

Receipt of Compensation

Neither the Trust, the Trust's Adviser, the Trust's subadvisers nor any of their affiliates may receive compensation or other consideration in connection with the release to any person of Nonpublic Information regarding Trust portfolio holdings. Neither the Trust, the Trust's Adviser, the Trust's subadvisers nor any of their affiliates will release Nonpublic Information to any person if such entity has knowledge that such person has received, is receiving or will receive compensation or other consideration in connection with the release of Nonpublic Information regarding Trust portfolio holdings.

Resolution of Conflicts of Interest

If the Trust or its adviser or principal underwriter or any of its subadvisers (or any of their affiliates) desire to provide Nonpublic Information regarding Trust portfolio holdings to a Nonaffiliated Person and the CCO believes there is a potential conflict between (a) the interests of the shareholders of the Trust, on the one hand, and (b) the interests of any affiliated person of the Trust, the Trust's investment adviser (including any subadviser), the Trust's principal underwriter or any of their affiliated persons, on the other, the CCO shall refer the conflict to the Board of Trustees of the Trust who shall only permit such disclosure of the Nonpublic Information if in their reasonable business judgment they conclude such disclosure will not be harmful to the Trust.

Posting of Trust Portfolio Holdings on a Website

If the Trust desires to post on its website Trust portfolio holdings that have not yet been disclosed in a publicly available filing with the SEC that is required to include such information (e.g., a Form N-CSR or a Form N-Q), then the Trust shall disclose the following in its prospectus:

     1. the nature of the information that will be available, including both the date as of which the information will be current (e.g. calendar quarter-end) and the scope of the information (e.g., complete portfolio holdings, the portfolio's largest 10 holdings);

     2. the date when the information will first become available and the period for which the information will remain available, which shall end no earlier than the date on which the Trust files its Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current; and

     3. the location of the website where either the information or a prominent hyperlink (or series of prominent hyperlinks) to the information will be available.

Trust Portfolio Holdings Currently Posted on a Website

     Each of the Lifestyle Trusts invests in shares of other Trust portfolios. The holdings of each Lifestyle Trust in other Trust portfolios will be posted to the website listed below within 30 days after each calendar quarter end and within 30 days after any material changes are made to the holdings of a Lifestyle Trust. In addition, the ten largest holdings of each Trust portfolio will be posted to the website listed below 30 days after each calendar quarter end. The information described above will remain on the website until the date the Trust files its Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Trust's Form N-CSR and Form N-Q will contain each portfolio's entire portfolio holdings as of the applicable calendar quarter end.

http://www.johnhancockannuities.com/Marketing/Portfolio/PortfolioIndexPage.aspx

Changes in Policy

Any material changes to the policy regarding disclosure of Nonpublic Information Regarding Trust portfolio holdings must be approved by the Trust Board of Trustees.

Reports to the Trust's Board of Trustees

The CCO shall report any material issues that may arise under this policy to the Trust Board of Trustees.

Applicability of Policy to the Trust's Adviser and Subadvisers

This policy shall apply to the Trust's Adviser and each of its subadvisers.

Pre-Approved Affiliated Persons

Employees* of The Manufacturers Life Insurance Company (U.S.A.) or The Manufacturers Life Insurance Company of New York who are subject to the Code of Ethics of the Trust, the Trust's investment adviser, Manufacturers Securities Services LLC or the Trust's principal underwriter, Manulife Financial Securities LLC.

II. Employees* of a Subadviser or any Affiliate of a Subadviser who provide services to the Trust.

III. Employees* of the Trust's custodian who provide services to the Trust.

IV. Employees* and partners of the Trust's certified public accounting firm who provide services to the Trust.

*    Includes temporary employees

                            SHAREHOLDERS OF THE TRUST

The Trust currently serves as the underlying investment medium for premiums and purchase payments invested in variable contracts issued by insurance companies affiliated with Manulife Financial, the ultimate controlling parent of the Adviser.

Control Persons. As of April 12, 2006, no one was considered a control person of any of the portfolios of the Trust. A control person is one who has beneficial ownership of more than 25% of the voting securities of a portfolio or who acknowledges or asserts having or is adjudicated to have control of a portfolio.

Shareholders. As of April 12, 2006, the shareholders of the Trust ("Trust Shareholders") are as follows:

     (a) the insurance companies affiliated with Manulife Financial discussed above (the "Manulife Insurance Companies"). (Each insurance company that is a shareholder of the Trust holds of record in its separate accounts Trust shares attributable to variable contracts),

     (b) certain permitted entities which purchase Series III and Series IIIA shares and which are described in the Prospectus under "Multiple Classes of Shares - Series III and Series IIIA Shares" ("Permitted Entities"), and

     (c) the Lifestyle Trusts, the Index Allocation Trust and the Absolute Return Trust, each of which invests in and holds of record shares of underlying Trust portfolios.

     The Trust may be used for other purposes in the future, such as funding annuity contracts issued by other insurance companies. Trust shares are not offered directly to, and may not be purchased directly by, members of the public. The paragraph below lists the entities that are eligible to be shareholders of the Trust.

     Entities Eligible to Be Shareholders of the Trust. In order to reflect the conditions of Section 817(h) and other provisions of the Code and regulations thereunder, shares of the Trust may be purchased only by the following eligible shareholders:

     (a) separate accounts of the Manulife Insurance Companies and other insurance companies;

     (b)  the Manulife Insurance Companies and certain of their affiliates; and

     (c)  any trustee of a qualified pension or retirement plan.

Voting of Shares by the Insurance Companies and the Trust. The Manulife Insurance Companies have the right to vote upon matters that may be voted upon at any Trust shareholders' meeting. These companies will vote all shares of the portfolios of the Trust issued to them in proportion to the timely voting instructions received from owners of variable contracts participating in the separate accounts of such companies that are registered under the Investment Company Act of 1940 ("Contract Owner Instructions"). In addition, the Trust will vote all shares of the portfolios issued to the Lifestyle Trusts, the Index Allocation Trust and the Absolute Return Trust in proportion to Contract Owner Instructions.

Mixed Funding. Shares of the Trust may be sold to the Trust Shareholders described above. The Trust currently does not foresee any disadvantages to any Trust Shareholders arising from the fact that the interests of those investors may differ. Nevertheless, the Trust's Board of Trustees will monitor events in order to identify any material irreconcilable conflicts which may possibly arise due to differences of tax treatment or other considerations and to determine what action, if any, should be taken in response thereto. Such an action could include the withdrawal of a Trust Shareholder from investing in the Trust.

Principal Holders. The tables below set forth the principal holders of the shares of each Portfolio. Principal holders are those who own of record or are known by the Trust to own beneficially 5% or more of a Series of a Portfolio's outstanding shares.

As of April 12, 2006, four of the Manulife Insurance Companies - John Hancock Life Insurance Company (USA ("JHLICO (USA)"), John Hancock Life Insurance Company of New York ("JHLICO New York"), John Hancock Life Insurance Company ("JHLICO") and John Hancock Variable Life Insurance Company ("JHLVICO") -- owned of record all of the outstanding Series I and II shares of the Trust portfolios.

As of April 12, 2006, the five Lifestyle Trusts owned of record 5% or more of the outstanding NAV shares of the portfolios indicated below:

                                 LIFESTYLE    LIFESTYLE   LIFESTYLE   LIFESTYLE    LIFESTYLE
                               CONSERVATIVE    MODERATE    BALANCED    GROWTH     AGGRESSIVE
                                   % OF          % OF        % OF        % OF        % OF
       TRUST PORTFOLIO           NAV CLASS    NAV CLASS   NAV CLASS   NAV CLASS    NAV CLASS
       ---------------         ------------   ---------   ---------   ---------   ----------
Real Estate Securities               NA          6.62%      34.80%      15.68%          NA
International Stock                  NA          9.31%      31.07%      52.31%        5.71%
Real Return Bond                     NA          9.74%      51.06%      34.46%          NA
Natural Resources                    NA            NA       43.65%      48.15%          NA
Large Cap Value                      NA            NA       37.71%      42.19%          NA
Mid Cap Core                         NA            NA          NA       92.22%        7.51%
Special Value                        NA            NA          NA       85.83%       14.02%
Small Cap Opportunities              NA            NA       28.87%      65.08%        5.30%
Emerging Growth                      NA            NA          NA          NA        92.05%
Small Company                        NA         70.58%         NA          NA        26.96%
U.S. Global Leaders Growth           NA            NA       46.28%      52.23%          NA
Core Equity                          NA          9.64%      40.51%      45.56%          NA
Quantitative Value                   NA            NA          NA       92.47%        7.54%
International Equity Index B         NA          6.83%         NA       15.90%        5.26%
Large Cap                            NA            NA       43.22%      48.51%        7.91%
International Opportunities          NA            NA       32.75%      54.82%        6.04%
Core Bond                          7.15%        17.87%      74.75%         NA           NA
U.S. High Yield Bond                 NA         18.47%      77.47%         NA           NA
Small Cap                            NA          8.88%      37.52%      42.14%       10.27%
U.S. Multi Sector                    NA          6.05%      38.08%      50.01%          NA
Spectrum Income                    8.77%        17.09%      51.19%      22.95%          NA
Small Company Growth                 NA            NA          NA       99.99%          NA
Vista                                NA            NA          NA       85.85%       14.13%
Value & Restructuring              7.13%        17.87%      74.99%         NA           NA
Investment Quality Bond           49.51%        49.48%         NA          NA           NA
U.S. Government Securities        68.19%        30.99%         NA          NA           NA

Blue Chip Growth                     NA           NA        31.71%      22.29%          NA
Equity-Income                        NA           NA        24.99%      22.47%          NA
Global Bond                        8.53%        16.03%      33.53%      25.16%          NA
Strategic Bond                     9.31%        16.65%      41.80%      31.37%          NA
All Cap Growth                       NA            NA          NA       85.59%       14.03%
International Small Cap              NA            NA       28.38%      63.06%        7.81%
High Yield                           NA          9.84%      49.67%      32.55%          NA
Small Company Value                  NA          8.97%      37.12%      41.65%       10.23%
Mid Cap Stock                        NA                     14.70%      16.49%          NA
International Value                  NA          5.69%      31.91%      53.43%        5.87%
Total Return                      10.32%        19.44%      33.91%      30.54%          NA
Small Cap Index                      NA            NA          NA       64.29%          NA
Mid Cap Index                        NA            NA          NA       78.29%          NA
500 Index                            NA          9.94%      41.68%      46.95%          NA
Capital Appreciation                 NA            NA          NA       85.36%        9.25%
Fundamental Value                    NA          8.08%      33.92%      50.94%          NA
Strategic Value                      NA            NA      100.00%         NA           NA
Mid Cap Value                        NA            NA          NA       72.02%       17.61%
Quantitative Mid Cap                 NA            NA          NA          NA        90.41%
All Cap Value                        NA            NA          NA       91.34%        7.42%
Active Bond                        5.12%        10.27%      10.70%         NA           NA

     As of April 12, 2006, two of the Manulife Insurance Companies - JHLICO and JHVLICO owned of record 5% or more of the outstanding shares of the NAV class of the portfolios indicated below:

                                         JHVLICO                        JHLICO
       TRUST PORTFOLIO         % OF TOTAL PORTFOLIO SHARES   % OF TOTAL PORTFOLIO SHARES
       ---------------         ---------------------------   ---------------------------
500 Index B                                63.21%                       29.77%
Active Bond                                39.07%                       34.77%
Bond Index                                 44.53%                       55.01%
All Cap Core                               50.90%                       48.39%
Blue Chip Growth                           25.62%                       13.10%
Capital Appreciation                        5.58%                          NA
Dynamic Growth                             99.30%                          NA
Emerging Small Company                     93.98%                          NA
Equity-Income                              29.08%                       18.40%
Financial Services                         38.21%                       61.78%
Global Bond                                 9.20%                        7.19%
Global Allocation                          98.38%                          NA
Global                                     89.76%                        9.37%
Growth & Income                            89.09%                          NA
Health Sciences                            40.39%                       58.82%
Income & Value                            100.00%                          NA
International Small Cap                       NA                           NA
International Stock                           NA                           NA
International Value                           NA                           NA
Investment Quality Bond                       NA                           NA
Large Cap                                     NA                           NA
Large Cap Growth                           56.63%                       43.31%
Mid Cap Stock                              46.79%                       19.23%
Mid Cap Value                              10.36%                          NA
Mid Cap Index                               8.52%                       11.70%
Pacific Rim                                97.66%                          NA

Quantitative Mid Cap                        9.42%                          NA
Real Estate Securities                     22.76%                       16.48%
Science & Technology                       81.07%                       12.54%
Small Cap Index                            17.39%                       16.69%
Strategic Opportunities                    93.54%                          NA
Total Return                                  NA                           NA
Total Stock Market Index                   41.64%                       58.36%
U.S. Government Securities                    NA                           NA
U.S. High Yield Bond                          NA                           NA
U.S. Large Cap Value                       99.92%                          NA
Utilites                                   96.43%                          NA
Value                                      99.44%                          NA
Emerging Growth                             7.20%                          NA
Growth & Income II                         65.53%                       34.42%
International Equity Index B               46.27%                       24.67%
Strategic Income                           88.33%                          NA
Large Cap Value                            16.55%                          NA
Managed                                    52.34%                       47.56%
Mid Cap Value                              59.54%                       40.46%
Money Market B                             66.38%                       32.77%
Overseas Equity                            55.86%                       44.13%
Classic Value                              89.08%                        8.25%
Quantitative All Cap                       83.99%                          NA
Short-Term Bond                            52.90%                       46.95%
Small Cap Growth                           70.13%                       29.88%
Small Cap Value                            50.83%                       47.90%

     As of March 17, 2006, the following qualified plans owned of record or were known by the Trust to own beneficially 5% or more of the outstanding Series III shares of the portfolios indicated below:

                                                                      NUMBER     PERCENTAGE
NAME AND ADDRESS                                 PORTFOLIO          OF SHARES   OF OWNERSHIP
----------------                         ------------------------   ---------   ------------
Allen Boone Humphries, LLP 401K PLN...   Money Market                 76,477        11.54%
3200 Southwest Fwy Ste 2600              Health Sciences               5,124        13.56%
Houston, TX 77027                        International Small Cap         819         9.58%
                                         Pacific Rim                   4,805         7.74%
                                         Mid Cap Index                 5,494         7.70%
                                         Mid Cap Value                 5,805         9.03%
                                         Real Estate Securities        5,884         7.25%
                                         Equity-Income                25,728        58.77%
                                         Global Bond                   6,329        21.97%
                                         Investment Quality Bond       2,134        11.69%
                                         Real Return Bond              1,118        11.28%
                                         Total Return                 16,896         7.32%
                                         US Government                 2,910        20.15%
Altura Credit Union 401(K) Plan.......   Money Market                 75,752        11.43%
2847 Campus Parkway                      International Small Cap       1,277        14.93%
Riverside, CA 92507                      Mid Cap Stock                50,589        27.20%
                                         Natural Resources             5,427         9.08%
                                         All Cap Value                50,881        80.76%
                                         Blue Chip Growth             29,461        47.71%
                                         Total Stock Market Index     19,408        46.90%
                                         Utilities                     2,945         7.38%

                                                                NUMBER     PERCENTAGE
NAME AND ADDRESS                           PORTFOLIO          OF SHARES   OF OWNERSHIP
----------------                 --------------------------   ---------   ------------
                                 500 Index                      74,134       18.09%
                                 Fundamental Value              33,666       48.46%
                                 Global Bond                     2,739        9.51%
                                 High Yield                     36,931       41.14%
                                 Real Return Bond                2,599       26.22%
                                 Strategic Bond                  5,481       14.42%
                                 Total Return                   27,691       12.00%

Best Cutting Die Company .....   Mid Cap Stock                  23,683       12.73%
PSP Trust 8080 McCormick Blvd    Small Cap Index                17,262       22.76%
Skokie, IL 60076                 Science & Technology           93,050       68.53%
                                 Blue Chip Growth               11,291       18.29%
                                 Total Return                   45,767       19.83%

Certified HR Services ........   Emerging Growth                 2,643       14.89%
Company RSP 5050 W Lemon         Emerging Small Company          2,860       49.96%
St Tampa, FL 33609               Health Sciences                 2,196        5.81%
                                 Mid Cap Stock                  25,443       13.68%
                                 Natural Resources               6,251       10.45%
                                 Blue Chip Growth                6,439       10.43%
                                 Quantitative All Cap            5,800        8.79%
                                 Special Value                  13,472       43.84%
                                 Utilities                       2,593        6.50%
                                 Fundamental Value              17,286       24.88%
                                 High Yield                      8,701        9.69%
                                 Strategic Bond                  2,423        6.37%
                                 US Government                     722        5.00%

Corrosion Fluid Products .....   Money Market                   36,091        5.45%
Corp. 401K 24450 Indoplex        Emerging Growth                 3,742       21.08%
Cir Farmingtn Hls, MI 48335      Emerging Small Company          1,101       19.22%
                                 Financial Services              6,134       37.33%
                                 International Small Cap           935       10.94%
                                 Mid Cap Stock                  19,908       10.70%
                                 Natural Resources               3,596        6.01%
                                 Pacific Rim                     4,052        6.52%
                                 Small Cap Index                 5,431        7.16%
                                 Science & Technology           24,827       18.29%
                                 All Cap Value                   6,497       10.31%
                                 Blue Chip Growth                4,430        7.17%
                                 Global                          5,561       35.75%
                                 Mid Cap Index                   5,713        8.01%
                                 Quantitative All Cap           19,487       29.52%
                                 Real Estate Securities         10,079       12.42%
                                 Special Value                   4,743       15.44%
                                 Utilities                       2,757        6.91%
                                 500 Index                      27,307        6.66%
                                 High Yield                     11,864       13.22%
                                 Strategic Bond                  5,042       13.27%

Diemasters Manufacturing .....   Mid Cap Value                   7,145       11.12%
Inc 401K 2100 Touhy Ave          Total Return                   22,585        9.78%

                                                                NUMBER     PERCENTAGE
NAME AND ADDRESS                           PORTFOLIO          OF SHARES   OF OWNERSHIP
----------------                 --------------------------   ---------   ------------
Elk Grove Vlg, IL 60007

Digital Systems Group, Inc. ..   Emerging Growth                 7,813       44.02%
PSP 650 Louis Drive Suite 110    Financial Services              7,492       45.59%
Warminster, PA 18974             Health Sciences                10,702       28.31%
                                 International Small Cap         2,616       30.59%
                                 Mid Cap Stock                  24,947       13.41%
                                 Natural Resources              11,186       18.71%
                                 Pacific Rim                    19,878       32.00%
                                 Blue Chip Growth                4,167        6.75%
                                 Global                          4,634       29.79%
                                 Mid Cap Value                   4,422        6.88%
                                 Real Estate Securities         15,581       19.21%
                                 Utilities                       8,689       21.77%
                                 Fundamental Value               4,724        6.80%
                                 Global Bond                     2,761        9.59%

Fehr & Peers Associates, .....   Money Market                   51,868        7.83%
Inc 401K 100 Pringle Avenue      Emerging Growth                 1,168        6.58%
Walnut Creek, CA 94596           Emerging Small Company            352        6.15%
                                 Financial Services              1,915       11.65%
                                 Health Sciences                 7,765       20.54%
                                 International Small Cap           859       10.05%
                                 Mid Cap Stock                  11,544        6.21%
                                 Natural Resources               7,045       11.78%
                                 Pacific Rim                    26,042       41.93%
                                 Small Cap Index                 6,735        8.88%
                                 Science & Technology            7,308        5.38%
                                 US Global Leaders Growth          275        6.83%
                                 Global                          2,931       18.85%
                                 Mid Cap Index                   8,139       11.40%
                                 Real Estate Securities          4,770        5.88%
                                 Utilities                       3,402        8.52%
                                 Investment Quality Bond         1,497        8.20%
                                 Real Return Bond                3,310       33.39%
                                 Strategic Bond                  3,755        9.88%

Fred C. Gloeckner and Co. ....   US Global Leaders Growth        1,307       32.46%
401K PSP 600 Mamaroneck Ave      Fundamental Value               4,215        6.07%
Harrison, NY 10528               Growth & Income                 3,367       12.29%
                                 Global Bond                     2,232        7.75%


Naterra Land, Inc. 401K ......   Natural Resources               5,331        8.92%
Plan 43 Main St SE Ste 506       Small Cap Index                 4,089        5.39%
Minneapolis, MN 55414            Quantitative All Cap           37,751       57.19%
                                 Real Estate Securities          6,084        7.50%


Ratner Prestia P.C. Savings ..   Money Market                  133,126       20.09%
Plan P.O. Box 980                Small Cap Index                32,190       42.44%
Valley Forge, PA 19482           Mid Cap Index                  30,375       42.56%
                                 Mid Cap Value                  20,258       31.51%
                                 Real Estate Securities          9,585       11.82%
                                 Total Stock Market Index        9,436       22.80%

                                                                NUMBER     PERCENTAGE
NAME AND ADDRESS                           PORTFOLIO          OF SHARES   OF OWNERSHIP
----------------                 --------------------------   ---------   ------------
                                 Utilities                       5,102       12.78%
                                 500 Index                      92,590       22.59%
                                 Growth & Income                19,526       71.26%
                                 Global Bond                     3,261       11.32%
                                 Investment Quality Bond         2,202       12.06%
                                 Strategic Bond                 14,242       37.47%
                                 Total Return                   25,951       11.24%
                                 US Government                   5,870       40.65%

The Olson Company 401K .......   Money Market                  187,024       28.23%
Retirement 3020 Old Ranch        Natural Resources               7,621       12.75%
Parkway Suite 440                Mid Cap Value                   3,596        5.59%
Seal Beach, CA 90740             Real Estate Securities         11,912       14.68%
                                 Special Value                   7,786       25.34%
                                 500 Index                      45,446       11.09%
                                 High Yield                     15,737       17.53%
                                 Total Return                   22,568        9.78%

The Synergy Multiple .........   Health Sciences                 4,371       11.56%
Employer RSP 180 N Michigan      International Small Cap         1,130       13.22%
Ave Ste 1110 Chicago, IL 60601   Natural Resources               5,097        8.52%
                                 Small Cap Index                 4,606        6.07%
                                 US Global Leaders Growth          688       17.07%
                                 Mid Cap Index                   8,790       12.32%
                                 Real Estate Securities          6,046        7.45%
                                 Total Stock Market Index        2,312        5.59%
                                 500 Index                      73,833       18.02%
                                 Global Bond                     8,089       28.08%
                                 High Yield                      7,747        8.63%
                                 Investment Quality Bond         5,612       30.74%

Univest Corporation of .......   Money Market                  102,150       15.42%
Pennsylvania PO Box 64197        International Equity Index      2,884      100.00%
Souderton, PA 18964              Emerging Small Company          1,189       20.77%
                                 Health Sciences                 2,280        6.03%
                                 International Small Cap           895       10.47%
                                 Natural Resources               6,421       10.74%
                                 US Global Leaders Growth        1,367       33.95%
                                 Global                          2,027       13.03%
                                 Mid Cap Index                   8,733       12.24%
                                 Mid Cap Value                  13,245       20.61%
                                 Real Estate Securities          6,813        8.40%
                                 Special Value                   2,352        7.65%
                                 Total Stock Market Index        5,045       12.19%
                                 Utilities                      12,541       31.42%
                                 Equity-Income                  10,935       24.98%
                                 Fundamental Value               5,134        7.39%
                                 Growth & Income                 2,218        8.09%
                                 Investment Quality Bond         5,667       31.04%
                                 Real Return Bond                2,608       26.31%
                                 Strategic Bond                  4,332       11.40%

                                                                NUMBER     PERCENTAGE
NAME AND ADDRESS                           PORTFOLIO          OF SHARES   OF OWNERSHIP
----------------                 --------------------------   ---------   ------------
                                 Total Return                   34,392       14.90%
                                 US Government                   3,772       26.12%

Trustees and officers of the Trust, in the aggregate, own or have the right to provide voting instructions for less than 1% of the outstanding shares of each Series of each portfolio of the Trust.

                              HISTORY OF THE TRUST

Trust Name Change. Prior to January 1, 2005, the name of the Trust was Manufacturers Investment Trust. Prior to October 1, 1997, the name of the Trust was NASL Series Trust.

     Prior Names of Portfolios. Some of the names of the portfolios have been changed at various times. The prior name of the portfolio and the date of the name change are set forth below.

EXISTING NAME                             PRIOR NAME                DATE OF CHANGE
-------------                  --------------------------------   -----------------
Blue Chip Growth               Pasadena Growth                    October 1, 1996
Quantitative Equity            Common Stock                       December 31, 1996
Equity-Income                  Value Equity                       December 31, 1996
Emerging Small Company         Emerging Growth                    November 2, 1998
Large Cap Growth               Aggressive Asset Allocation        May 1, 1999
Income & Value                 Moderate Asset Allocation          May 1, 1999
Diversified Bond               Conservative Asset Allocation      May 1, 1999
Overseas                       International Growth & Income      May 1, 1999
Mid Cap Growth                 Small/Mid Cap                      May 1, 1999
Aggressive Growth              Pilgrim Baxter Growth              May 1, 1999
Global Bond                    Global Government Bond             May 1, 1999
Mid Cap Blend                  Equity                             May 1, 1999
All Cap Growth                 Mid Cap Growth                     May 1, 2000
Strategic Opportunities        Mid Cap Blend                      April 30, 2001
All Cap Core                   Growth                             November 25, 2002
U.S. Large Cap                 U.S. Large Cap Value               May 1, 2003
Strategic Value                Capital Opportunities              May 1, 2003
Global Allocation              Tactical Allocation                May 1, 2003
Global                         Global Equity                      May 1, 2004
Pacific Rim                    Pacific Rim Emerging Markets       May 1, 2004
U.S. Core                      Growth & Income                    April 28, 2006
Growth & Income                Growth & Income II                 April 28, 2006
International Core             International Stock                April 28, 2006
Lifestyle Aggressive Trust     Lifestyle Aggressive 1000 Trust    April 28, 2006
Lifestyle Growth Trust         Lifestyle Growth 820 Trust         April 28, 2006
Lifestyle Balanced Trust       Lifestyle Balanced 640 Trust       April 28, 2006
Lifestyle Moderate Trust       Lifestyle Moderate 460 Trust       April 28, 2006
Lifestyle Conservative Trust   Lifestyle Conservative 280 Trust   April 28, 2006

                            ORGANIZATION OF THE TRUST

Organization of the Trust. The Trust was originally organized on August 3, 1984 as "NASL Series Fund, Inc." (the "FUND"), a Maryland corporation. Effective December 31, 1988, the Fund was reorganized as a Massachusetts business trust. Pursuant to such reorganization, the Trust assumed all the assets and liabilities of the Fund and carried on its business and operations with the same investment management arrangements as were in effect for the Fund at the time of the reorganization. The assets and liabilities of each of the Fund's separate portfolios were assumed by the corresponding portfolios of the Trust.

Classification. The Trust is a no-load, open-end management investment company registered with the SEC under the 1940 Act

     Powers of the Trustees of the Trust. Under Massachusetts law and the Trust's Declaration of Trust and By-Laws, the management of the business and affairs of the Trust is the responsibility of its Trustees.

     The Declaration of Trust authorizes the Trustees of the Trust without shareholder approval to do the following:

     - Issue an unlimited number of full and fractional shares of beneficial interest having a par value of $.01 per share,

     - Divide such shares into an unlimited number of series of shares and to designate the relative rights and preferences thereof,

     - Issue additional series of shares or separate classes of existing series of shares,

     - Approve portfolio mergers, to the extent consistent with applicable laws, and.

     -    Designate a class of shares of a portfolio as a separate portfolio.

     Shares of the Trust. The shares of each portfolio, when issued and paid for, will be fully paid and non-assessable and will have no preemptive or conversion rights. Shares of each portfolio have equal rights with regard to redemptions, dividends, distributions and liquidations with respect to that portfolio. Holders of shares of any portfolio are entitled to redeem their shares as set forth under "Purchase and Redemption of Shares."

     Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective portfolio and upon liquidation in the net assets of such portfolio remaining after satisfaction of outstanding liabilities. For these purposes and for purposes of determining the sale and redemption prices of shares, any assets that are not clearly allocable to a particular portfolio will be allocated in the manner determined by the Trustees. Accrued liabilities which are not clearly allocable to one or more portfolios will also be allocated among the portfolios in the manner determined by the Trustees.

     Shareholder Voting. Shareholders of each portfolio of the Trust are entitled to one vote for each full share held (and fractional votes for fractional shares held) irrespective of the relative net asset values of the shares of the portfolio. All shares entitled to vote are voted by series. However, when voting for the election of Trustees and when otherwise permitted by the 1940 Act, shares are voted in the aggregate and not by series. Only shares of a particular portfolio are entitled to vote on matters determined by the Trustees to affect only the interests of that portfolio. Pursuant to the 1940 Act and the rules and regulations thereunder, certain matters approved by a vote of a majority of all the shareholders of the Trust may not be binding on a portfolio whose shareholders have not approved such matter. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until less than a majority of the Trustees holding office has been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Holders of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee by a vote cast in person or by proxy at a meeting called for such purpose. Shares of the Trust do not have cumulative voting rights, which means that the holders of more than 50% of the Trust's shares voting for the election of Trustees can elect all of the Trustees if they so choose. In such event, the holders of the remaining shares would not be able to elect any Trustees.

     Shareholder Liability. Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trustees or any officer of the Trust. The Declaration of Trust also provides for indemnification out of the property of a Trust portfolio for all losses and expenses of any shareholder held personally liable for the obligations of such portfolio. In addition, the Declaration of Trust provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon, but only out of the property of the affected portfolio. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a particular portfolio would be unable to meet its obligations.

                     ADDITIONAL INFORMATION CONCERNING TAXES

The following discussion is a general and abbreviated summary of certain additional tax considerations affecting a portfolio and its shareholders. It is based on current federal income tax laws which may be changed by legislative, judicial or administrative action, possibly with retroactive effect. No attempt is made to present a detailed explanation of all Federal, state, local and foreign tax concerns, and the discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisors with specific questions relating to Federal, state, local or foreign taxes.

Since the portfolios' shareholders are the principally (i) life insurance companies whose separate accounts invest in the Portfolios for purposes of funding variable annuity and variable life insurance contracts and (ii) trustees of qualified pension and retirement plans, no discussion is included herein as to the U.S. Federal income tax consequences to the holder of a variable annuity or life insurance contract who allocates investments to a portfolio. For information concerning the U.S. Federal income tax consequences to such holders, see the prospectus for such contract. Holders of variable annuity or life insurance contracts should consult their tax advisors about the application of the provisions of the tax law described in this Statement of Additional Information in light of their particular tax situations.

The Trust believes that each portfolio will qualify as a regulated investment company under Subchapter M of the Code. If any portfolio of the Trust does not qualify as a regulated investment company, it will be subject to U.S. Federal income tax on its net investment income and net capital gains. As a result of qualifying as a regulated investment company, each portfolio will not be subject to U.S. Federal income tax on its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of its net realized long-term capital gain over its net realized short-term capital loss), if any, that it distributes to its shareholders in each taxable year, provided that it distributes to its shareholders at least 90% of its net investment income for such taxable year.

     A portfolio will be subject to a non-deductible 4% excise tax to the extent that the portfolio does not distribute by the end of each calendar year (a) at least 98% of its ordinary income for the calendar year; (b) at least 98% of its capital gain net income for the one-year period ending, as a general rule, on October 31 of each year; and (c) 100% of the undistributed ordinary income and capital gain net income from the preceding calendar years (if any) pursuant to the calculations in (a) and (b). For this purpose, any income or gain retained by a portfolio that is subject to corporate tax will be considered to have been distributed by year-end. To the extent possible, each portfolio intends to make sufficient distributions to avoid the application of both corporate income and excise taxes. Under current law, distributions of net investment income and net capital gain are not taxed to a life insurance company to the extent applied to increase the reserves for the company's variable annuity and life insurance contracts.

To qualify as a regulated investment company, a portfolio must, among other things, derive its income from certain sources. Specifically, in each taxable year a portfolio must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies.

To qualify as a regulated investment company, a portfolio must also satisfy certain requirements with respect to the diversification of its assets. A portfolio must have, at the close of each quarter of the taxable year, at least 50% of the value of its total assets represented by cash, cash items, United States Government securities, securities of other regulated investment companies, and other securities which, in respect of any one issuer, do not represent more than 5% of the value of the assets of the portfolio nor more than 10% of the voting securities of that issuer. In addition, at those times not more than 25% of the value of the portfolio's assets may be invested in securities (other than United States Government securities or the securities of other regulated investment companies) of any one issuer, or of two or more issuers which the portfolio controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

On December 16, 2005, the Internal Revenue Service issued a revenue ruling that would cause certain income from commodity-linked derivatives in which certain Portfolios invest to not be considered qualifying income after June 30, 2006 for purposes of the 90% test described in the preceding paragraph. This revenue ruling limits the extent to which a Portfolio may receive income from such-commodity-linked derivatives after June 30, 2006 to a maximum of 10% of its gross income.

Because the Trust complies with the ownership restriction of Treas. Reg. Section 1.817-5(f), Rev. Rul. 81-225, Rev. Rul. 2003-91, and Rev. Rul. 2003-92 (no
direct ownership by the public), the Trust expects each insurance company separate account to be treated as owning (as a separate investment) its proportionate share of each asset of any portfolio in which it invests, provided that the portfolio qualifies as a regulated investment company. Therefore, each portfolio intends and expects to meet the additional diversification requirements that are applicable to insurance company separate accounts under Subchapter L of the Code. These requirements generally provide that no more than 55% of the value of the assets of a portfolio may be represented by any one investment; no more than 70% by any two investments; no more than 80% by any three investments; and no more than 90% by any four investments. For these purposes, all securities of the same issuer are treated as a single investment and each United States government agency or instrumentality is treated as a separate issuer.

A portfolio may make investments that produce income that is not matched by a corresponding cash distribution to the portfolio, such as investments in pay-in-kind bonds or in obligations such as certain Brady Bonds and zero-coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price), or market discount (i.e., an amount equal to the excess of the stated redemption price at maturity of the security (appropriately adjusted if it also has original issue discount) over its basis immediately after it was acquired) if the portfolio elects to accrue market discount on a current basis. In addition, income may continue to accrue for Federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a portfolio and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a portfolio, such portfolio may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount bond, all or a portion of any deduction for any interest expense incurred to purchase or hold such bond may be deferred until such bond is sold or otherwise disposed.

Certain of the portfolios may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales (see "HEDGING AND OTHER STRATEGIC TRANSACTIONS"). Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by a portfolio (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of a portfolio and defer recognition of certain of the portfolio's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a portfolio to "mark-to-market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause a portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirement and avoid the 4% excise tax. Each portfolio intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

Portfolios investing in foreign securities or currencies may be required to pay withholding or other taxes to foreign governments. Foreign tax withholding from dividends and interest, if any, is generally imposed at a rate between 10% and 35%. If a portfolio purchases shares in a "passive foreign investment company" (a "PFIC"), the portfolio may be subject to U.S. Federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the portfolio to its shareholders. Additional charges in the nature of interest may be imposed on the portfolio in respect of deferred taxes arising from such distributions or gains. If a portfolio were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the portfolio would be required to include in income each year a portion of the ordinary earnings and net capital gain of the qualified electing fund, even if not distributed to the portfolio. Alternatively, a portfolio can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the portfolio would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, a portfolio might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirements and would be taken into account for purposes of the 4% excise tax.

Additional Tax Considerations. If a portfolio failed to qualify as a regulated investment company, (i) owners of contracts based on the portfolio would be treated as owning contract based solely on shares of the portfolio (rather than on their proportionate share of the assets of such portfolio) for purposes of the diversification requirements under Subchapter L of the Code, and as a result might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral, and (ii) the portfolio would incur regular corporate federal income tax on its taxable income for that year and be subject to certain distribution requirements upon requalification. In addition, if a portfolio failed to comply with the diversification requirements of the regulations under Subchapter L of the Code, owners of contracts based on the portfolio might be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by the Adviser and the Subadvisers and it is intended that the portfolios will comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in a reduction in the return under a portfolio, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the Subadvisers might otherwise believe to be desirable.

Other Information. For more information regarding the tax implications for the purchaser of a variable annuity or life insurance contract who allocates investments to a portfolio of the Trust, please refer to the prospectus for the contract.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisors. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and Regulations are subject to change, possibly with retroactive effect.

                             REPORTS TO SHAREHOLDERS

     The financial statements of the Trust at December 31, 2005, are incorporated herein by reference from the Trust's most recent Annual Report to Shareholders filed with the SEC on Form N-CSR pursuant to Rule 30b2-1 under the Investment Company Act of 1940.

     The financial statements of the John Hancock Variable Series Trust I at December 31, 2004, are incorporated herein by reference from the John Hancock Variable Series Trust I's Annual Report to Shareholders for the year ended December 31, 2004 filed with the SEC on Form N-CSR pursuant to Rule 30b2-1 under the Investment Company Act of 1940.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

     The financial statements of the Trust at December 31, 2005, including the related financial highlights which appear in the Prospectus, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm as indicated in their report with respect thereto, and are included herein in reliance upon said report given on the authority of said firm as experts in accounting and auditing. PricewaterhouseCoopers LLP has offices at 125 High Street, Boston, MA 02110.

     The financial statements of the John Hancock Variable Series Trust I at December 31, 2004, including the related financial highlights for periods prior to January 1, 2005 which appear in the Prospectus, have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing. Ernst & Young LLP has offices at 200 Clarendon Street, Boston, MA 02116.

                                    CUSTODIAN

State Street Bank and Trust Company, ("State Street") 225 Franklin Street, Boston, Massachusetts 02110, currently acts as custodian and bookkeeping agent of all the Trust assets. State Street has selected various banks and trust companies in foreign countries to maintain custody of certain foreign securities. State Street is authorized to use the facilities of the Depository Trust Company, the Participants Trust Company and the book-entry system of the Federal Reserve Banks.

                                 CODE OF ETHICS

The Trust, the Adviser, the Distributor and each Subadviser have adopted Codes of Ethics that comply with Rule 17j-1 under the 1940 Act. Each Code permits personnel subject to the Code to invest in securities including securities that may be purchased or held by the Trust.

                              PROXY VOTING POLICIES

The proxy voting policies of the Trust and each of its subadvisers are set forth in Appendix III. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-moth period ended June 30th is available (1) without charge, upon request, by calling (800) 344-1029 (attention Gordon Shone) and (2) on the SEC's website at http://www.sec.gov.

                      MANAGEMENT OF OTHER PORTFOLIOS BY THE
                               ADVISER/SUBADVISER

The portfolios of the Trust described this Statement of Additional are not retail mutual funds and are only available under variable annuity contracts or variable life policies, through participation in tax qualified retirement plans or to certain permitted entities. Although the portfolios' investment adviser or subadvisers may manage retail mutual funds with similar names and investment objectives, no representation is made, and no assurance is given, that any portfolio's investment results will be comparable to the investment results of any other fund, including other funds with the same investment adviser or subadviser. Past performance is no guarantee of future results.

                                   APPENDIX I

DEBT SECURITY RATINGS

STANDARD & POOR'S RATINGS GROUP ("S&P")

Commercial Paper:

A-1 The rating A-1 is the highest rating assigned by S&P to commercial paper. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high for issuers designated "A-1."

Bonds:

AAA Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB-B-CCC
   -CC Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D Bonds rated D are in default. The D category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired. The D rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

Commercial Paper:

P-1 The rating P-1 is the highest commercial paper rating assigned by Moody's. Issuers rated P-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.
         P-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity.

P-2 Issuers rated P-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Bonds:

Aaa Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa by Moody's are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium grade obligations.
         Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa by Moody's are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

B Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers "1," "2" and "3" to certain of its rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

                                   APPENDIX II

STANDARD & POOR'S CORPORATION DISCLAIMERS

The Equity Index Trust, 500 Index Trust and Mid Cap Index Trust (collectively, the "S&P Index Trusts") are not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"). S&P makes no representation or warranty, express or implied, to the shareholders of the S&P Index Trusts, or any member of the public regarding the advisability of investing in securities generally or in the S&P Index Trusts particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Trust is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Trust or the S&P Index Trusts. S&P has no obligation to take the needs of the Trust or the shareholders of the S&P Index Trusts into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of shares of the S&P Index Trusts or the timing of the issuance or sale of the shares of the S&P Index Trusts or in the determination or calculation of the equation by which shares of the S&P Index Trusts are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the S&P Index Trusts.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Trust, shareholders of the S&P Index Trusts, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

                                  APPENDIX III
        INFORMATION REGARDING PORTFOLIO MANAGERS OF THE TRUST PORTFOLIOS

                         A I M CAPITAL MANAGEMENT, INC.
                              All Cap Growth Trust
                               Mid Cap Core Trust
                           Small Company Growth Trust

PORTFOLIO MANAGER FUND HOLDINGS AND INFORMATION ON OTHER MANAGED ACCOUNTS

     AIM's portfolio managers develop investment models which are used in connection with the management of certain AIM funds as well as other mutual funds for which AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The following chart reflects information regarding accounts other than the Fund for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) mutual funds, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance ("performance-based fees"), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. Dollars using the exchange rates as of the applicable date.

The following table reflects information as of December 31, 2005:

                        OTHER REGISTERED          OTHER POOLED         OTHER ACCOUNTS
                      MUTUAL FUNDS (ASSETS    INVESTMENT VEHICLES       (ASSETS IN
                           IN MILLIONS)      (ASSETS IN MILLIONS)       MILLIONS)(1)
                      --------------------   --------------------   -------------------
                       NUMBER                   NUMBER               NUMBER
                         OF                       OF                   OF
 PORTFOLIO MANAGER    ACCOUNTS     ASSETS      ACCOUNTS   ASSETS    ACCOUNTS    ASSETS
 -----------------    --------   ---------     --------   ------    --------   --------
                                  ALL CAP GROWTH TRUST
Kirk L. Anderson         13      $11,302.2        1        $68.4       212     $   30.1
James G. Birdsall        13      $12,464.4        1        $68.4       212     $   30.1
Robert J. Lloyd           7      $ 9,392.3        1        $68.4       212     $   30.1
Lanny H. Sachnowitz      14      $18,280.7        1        $68.4       212     $   30.1

                                  MID CAP CORE TRUST
Ronald S. Sloan           9      $14,834.8        1        $11.1      9,451    $2,219.9

                              SMALL COMPANY GROWTH TRUST
Juliet S. Ellis           8      $ 2,956.4       None         --       None         --
Juan R. Hartsfield        6      $ 2,484.9       None         --       None         --

POTENTIAL CONFLICTS OF INTEREST

     Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage

----------
(1) These are accounts of individual investors for which AIM's affiliate, AIM Private Asset Management, Inc. ("APAM") provides investment advice. APAM offers separately managed accounts that are managed according to the investment models developed by AIM's portfolio managers and used in connection with the management of certain AIM funds. APAM accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

multiple Funds and /or other accounts may be presented with one or more of the following potential conflicts:

     - The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. AIM seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

     - If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, AIM and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

     - With respect to securities transactions for the Funds, AIM determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), AIM may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

     - Finally, the appearance of a conflict of interest may arise where AIM has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

AIM and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

DESCRIPTION OF COMPENSATION STRUCTURE

AIM seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. AIM evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following five elements:

- BASE SALARY. Each portfolio manager is paid a base salary. In setting the base salary, AIM's intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.

- ANNUAL BONUS. Each portfolio manager is eligible to receive an annual cash bonus which has quantitative and non-quantitative components. Generally, 70% of the bonus is quantitatively determined, based typically on a four-year rolling average of pre-tax performance of all registered investment company accounts for which a portfolio manager has day-to-day management responsibilities versus the performance of a pre-determined peer group. In instances where a portfolio manager has responsibility for management of more than one fund, an asset weighted four-year rolling average is used.

     High fund performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor fund performance (versus applicable peer group) could result in no bonus. The amount of fund assets under management typically has an impact on the bonus potential (for example, managing more assets increases the bonus potential); however, this factor typically carries less weight than relative performance. The remaining 30% portion of the bonus is discretionary as determined by AIM and takes into account other subjective factors.

- EQUITY-BASED COMPENSATION. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares of AMVESCAP stock from pools determined from time to time by the Remuneration Committee of the AMVESCAP Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

- PARTICIPATION IN GROUP INSURANCE PROGRAMS. Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.

- PARTICIPATION IN DEFERRED COMPENSATION PLAN. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.

     Portfolio managers also participate in benefit plans and programs available generally to all employees.

     Ownership of Trust Shares. The portfolio managers of the All Cap Growth Trust did not own any shares of the All Cap Growth Trust as of December 31, 2005. The portfolio managers of the Mid Cap Core Trust did not own any shares of the Mid Cap Core Trust as of December 31, 2005. The portfolio managers of the Small Company Growth Trust did not own any shares of the Small Company Growth Trust as of December 31, 2005.

                                AMERICAN CENTURY
                               Small Company Trust
                                   Vista Trust

Portfolio Managers. The Portfolio Managers of the Vista Trust portfolio are Glenn Fogle and David Hollond. The Portfolio Managers of the Small Company Trust portfolio are Bill Martin, Thomas Vaiana, and Wilhelmine von Turk.

OTHER ACCOUNTS MANAGED. The portfolio managers are also responsible for the day-to-day management of other accounts, as indicated by the following table.

                OTHER ACCOUNTS MANAGED (AS OF DECEMBER 31, 2005)

                                     Registered         Other Pooled      Other Accounts
                                      Investment         Investment       (e.g., separate
                                  Companies (e.g.,    Vehicles (e.g.,      accounts and
                                   othter American      commingled      corporate accounts
                                    Century funds      trusts and 529        including
                                    and American         education          incubation
                                       Century          savings plan        strategies,
                                  subadvised funds)      accounts)       corporate money)
                                  -----------------   ---------------   ------------------
                                       Vista Trust
Mr. Fogle      Number of Other                   8            0                       1
               Accounts Managed

               Assets in Other      $6,479,828,712          N/A            $ 29,722,005
               Accounts Managed

Mr. Hollond    Number of Other                   8            0                       1
               Accounts Managed

               Assets in Other      $6,479,828,712          N/A            $ 29,722,005
               Accounts Managed

                                   Small Company Trust

Mr. Martin     Number of Other                  13            0                       2
               Accounts Managed

               Assets in Other      $6,806,372,153          N/A            $297,600,783
               Accounts Managed

Mr. Vaiana     Number of Other                  14            0                       2
               Accounts Managed

               Assets in Other      $9,750,982,960          N/A            $297,600,783
               Accounts Managed

Ms. von Turk   Number of Other                   6            0                       2
               Accounts Managed

               Assets in Other      $2,422,058,330          N/A            $297,600,783
               Accounts Managed

(b) None of the other accounts managed has an advisory fee based on the performance of the account.

POTENTIAL CONFLICTS OF INTEREST. Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.

Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, core equity, small- and mid-cap growth, large-cap growth, value, international, fixed income, asset allocation, and sector funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

For each investment strategy, one portfolio is generally designated as the "policy portfolio." Other portfolios with similar investment objectives, guidelines and restrictions are referred to as "tracking portfolios." When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century's trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.

American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.

Finally, investment of American Century's corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.

STRUCTURE OF COMPENSATION. American Century portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. It includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.

BASE SALARY

Portfolio managers receive base pay in the form of a fixed annual salary.

BONUS

A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For policy portfolios, investment performance is measured by a combination of one- and three-year pre-tax performance relative to a pre-established, internally-customized peer group and/or market benchmark. Custom peer groups are constructed using all the funds in appropriate Lipper or Morningstar categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that more closely represents the fund's true peers based on internal investment mandates and that is more stable (i.e., has less peer turnover) over the long-term. In cases where a portfolio manager has responsibility for more than one policy portfolio, the performance of each is assigned a percentage weight commensurate with the portfolio manager's level of responsibility.

With regard to tracking portfolios, investment performance may be measured in a number of ways. The performance of the tracking portfolio may be measured against a customized peer group and/or market benchmark as described above for policy portfolios. Alternatively, the tracking portfolio may be evaluated relative to the performance of its policy portfolio, with the goal of matching the policy portfolio's performance as closely as possible. In some cases, the performance of a tracking portfolio is not separately considered; rather, the performance of the policy portfolio is the key metric. This is the case for both the Small Company Trust and the Vista Trust.

A second factor in the bonus calculation relates to the performance of all American Century funds managed according to a particular investment style, such as U.S. growth or value. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three-year performance (asset weighted) depending on the portfolio manager's responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.

A portion of some portfolio managers' bonuses may be tied to individual performance goals, such as research projects and the development of new products.

Finally, portfolio manager bonuses may occasionally be affected by extraordinarily positive or negative financial performance by American Century Companies, Inc. ("ACC"), the adviser's privately-held parent company. This feature has been designed to maintain investment performance as the primary component of portfolio manager bonuses while also providing a link to the adviser's ability to pay.

RESTRICTED STOCK PLANS

Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual's grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three years).

DEFERRED COMPENSATION PLANS

Portfolio managers are eligible for grants of deferred compensation. These grants are used in limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.

Ownership of Trust Shares. The portfolio managers of the Vista Trust did not own any shares of the Vista Trust as of December 31, 2005. The portfolio managers of the Small Company Trust did not own any shares of the Small Company Trust as of December 31, 2005.

                         CAPITAL GUARDIAN TRUST COMPANY
                              U.S. Large Cap Trust
                              Income & Value Trust
                              Overseas Equity Trust

                              OVERSEAS EQUITY TRUST
                             AS OF DECEMBER 31, 2005

                         CGTC'S OTHER ACCOUNTS MANAGED

Portfolio Managers   The number of other accounts managed by each portfolio
                     manager within each category below and the total assets in the accounts managed within each category below.

                       REGISTERED INVESTMENT      OTHER POOLED INVESTMENT
                            COMPANIES (1)               VEHICLES(2)            OTHER ACCOUNTS(3), (4)
                     -------------------------   -------------------------   -------------------------
                     Number of    Total Assets   Number of    Total Assets   Number of    Total Assets
                      Accounts   (in billions)    Accounts   (in billions)    Accounts   (in billions)
                     ---------   -------------   ---------   -------------   ---------   -------------
Fisher, David            22          21.77           33          46.79          324         103.73
Gromadzki, Arthur        11           4.53            9          26.61          147          46.94
Havas, Richard           12           4.75           22          35.05          225          76.35
Kwak, Seung              11           4.53           10          26.76          139          44.32
Kyle, Nancy              13          17.02           28          43.38          181          60.94
Mant, John               11           4.53           13          30.90          204          60.13
Reed, Chris              12           4.75           14          30.63          231          67.23
Sauvage, Lionel          12           4.75           20          36.29          261          88.99
Sikorsky, Nilly          12           4.75           26          40.72          475         136.39
Staehelin, Rudolf        12           4.75           21          39.92          337          95.87

(1) Assets noted represent the total net assets of registered investment companies and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

(2) Assets noted represent the total net assets of other pooled investment vehicles and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

(3) Assets noted represent the total net assets of other accounts and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

(4) Reflects other professionally managed accounts held at CGTC or companies affiliated with CGTC. Personal brokerage accounts of portfolio manager and their families are not reflected.

                              OVERSEAS EQUITY TRUST

                             AS OF DECEMBER 31, 2005

                            CGTC'S FEE BASED ACCOUNTS

Portfolio Managers   The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.

                       REGISTERED INVESTMENT            OTHER POOLED
                           COMPANIES (1)           INVESTMENT VEHICLES(2)      OTHER ACCOUNTS(3),(4)
                     -------------------------   -------------------------   -------------------------
                     Number of    Total Assets   Number of    Total Assets   Number of    Total Assets
                      Accounts   (in billions)    Accounts   (in billions)    Accounts   (in billions)
                     ---------   -------------   ---------   -------------   ---------   -------------
Fisher, David            1            0.87           3            0.63           14           9.39
Gromadzki, Arthur        1            0.87           0              --           14           6.43
Havas, Richard           1            0.87           0              --           12           6.77
Kwak, Seung              1            0.87           0              --            8           7.31
Kyle, Nancy              1            0.87           0              --           10           6.48
Mant, John               1            0.87           0              --           14           5.85
Reed, Chris              1            0.87           0              --           32          13.84
Sauvage, Lionel          1            0.87           0              --           20           9.43
Sikorsky, Nilly          1            0.87           3            0.63           72          30.28
Staehelin, Rudolf        1            0.87           0              --           31          14.11

(1) Assets noted represent the total net assets of registered investment companies and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

(2) Assets noted represent the total net assets of other pooled investment vehicles and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

(3) Assets noted represent the total net assets of other accounts and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

(4) Reflects other professionally managed accounts held at CGTC or companies affiliated with CGTC. Personal brokerage accounts of portfolio manager and their families are not reflected.

                             INCOME AND VALUE TRUST

                             AS OF DECEMBER 31, 2005

                          CGTC'S OTHER ACCOUNTS MANAGED

Portfolio Managers   The number of other accounts managed by each portfolio
                     manager within each category below and the total assets in the accounts managed within each category below

                       REGISTERED INVESTMENT            OTHER POOLED
                           COMPANIES (1)           INVESTMENT VEHICLES(2)      OTHER ACCOUNTS(3),(4)
                     -------------------------   -------------------------   -------------------------
                     Number of    Total Assets   Number of    Total Assets   Number of    Total Assets
                      Accounts   (in billions)    Accounts   (in billions)    Accounts   (in billions)
                     ---------   -------------   ---------   -------------   ---------   -------------
Berkemeier, Terry         7           3.72            9           5.49          159           47.29
Cronin, Christine         0             --            5           1.02           18            7.83
Ericksen, Michael        11           4.48           23          17.61          390          109.14
Fisher, David            22          21.38           33          46.79          324          103.73
Locke, Michael            2           3.03            9           1.41           10            4.65
Miller, Karen            13           5.46           15           2.70          101           23.60
Mulally, Jim              1           2.86            8           1.29           27            8.79
Samuels, Ted             11           5.31           10           5.35          447           35.07
Stein, Gene              11           5.05           14           6.79          141           43.39
Wilson, Alan             10           6.31            8           2.13           97           27.20

(1) Assets noted represent the total net assets of registered investment companies and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

(2) Assets noted represent the total net assets of other pooled investment vehicles and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

(3) Assets noted represent the total net assets of other accounts and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

(4) Reflects other professionally managed accounts held at CGTC or companies affiliated with CGTC. Personal brokerage accounts of portfolio manager and their families are not reflected.

                             INCOME AND VALUE TRUST

                             AS OF DECEMBER 31, 2005

                            CGTC'S FEE BASED ACCOUNTS

Portfolio Managers   The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.

                       REGISTERED INVESTMENT            OTHER POOLED
                           COMPANIES (1)           INVESTMENT VEHICLES(2)      OTHER ACCOUNTS(3),(4)
                     -------------------------   -------------------------   -------------------------
                     Number of    Total Assets   Number of    Total Assets   Number of   Total Assets
                      Accounts   (in billions)    Accounts   (in billions)    Accounts   (in billions)
                     ---------   -------------   ---------   -------------   ---------   -------------
Berkemeier, Terry        0              --           0              --           13           7.22
Cronin, Christine        0              --           0              --            2           0.57
Ericksen, Michael        0              --           0              --           58          24.79
Fisher, David            1            0.87           3            0.63           14           9.39
Locke, Michael           0              --           0              --            0             --
Miller, Karen            0              --           0              --            3           2.85
Mulally, Jim             0              --           0              --            1           0.26
Samuels, Ted             0              --           0              --            4           3.01
Stein, Gene              0              --           0              --            8           6.42
Wilson, Alan             0              --           0              --            6           3.54

(1) Assets noted represent the total net assets of registered investment companies and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

(2) Assets noted represent the total net assets of other pooled investment vehicles and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

(3) Assets noted represent the total net assets of other accounts and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

(4) Reflects other professionally managed accounts held at CGTC or companies affiliated with CGTC. Personal brokerage accounts of portfolio manager and their families are not reflected.

                              U.S. LARGE CAP TRUST

                             AS OF DECEMBER 31, 2005

                          CGTC's Other Accounts Managed

Portfolio Managers   The number of other accounts managed by each portfolio
                     manager within each category below and the total assets in the accounts managed within each category below

                       REGISTERED INVESTMENT            OTHER POOLED
                           COMPANIES (1)           INVESTMENT VEHICLES(2)       OTHER ACCOUNTS(3),(4)
                     -------------------------   -------------------------   -------------------------
                     Number of    Total Assets   Number of    Total Assets   Number of   Total Assets
                      Accounts   (in billions)    Accounts   (in billions)    Accounts   (in billions)
                     ---------   -------------   ---------   -------------   ---------   -------------
Berkemeier, Terry         7           3.74            9           5.49          159           47.29
Ericksen, Michael        11           4.50           23          17.61          390          109.14
Fisher, David            22          21.40           33          46.79          324          103.73
Miller, Karen            13           5.48           15           2.70          101           23.60
Samuels, Ted             11           5.33           10           5.35          447           35.07
Stein, Gene              11           5.06           14           6.79          141           43.39
Wilson, Alan             10           6.33            8           2.13           97           27.20

(1) Assets noted represent the total net assets of registered investment companies and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

(2) Assets noted represent the total net assets of other pooled investment vehicles and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

(3) Assets noted represent the total net assets of other accounts and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

(4) Reflects other professionally managed accounts held at CGTC or companies affiliated with CGTC. Personal brokerage accounts of portfolio manager and their families are not reflected.

                              U.S. LARGE CAP TRUST

                             AS OF DECEMBER 31, 2005

                            CGTC's Fee Based Accounts

Portfolio Managers   The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.

                       REGISTERED INVESTMENT      OTHER POOLED INVESTMENT
                           COMPANIES (1)                VEHICLES(2)             OTHER ACCOUNTS(3,4)
                     -------------------------   -------------------------   -------------------------
                     Number of    Total Assets   Number of    Total Assets   Number of    Total Assets
                      Accounts   (in billions)    Accounts   (in billions)    Accounts   (in billions)
                     ---------   -------------   ---------   -------------   ---------   -------------
Berkemeier, Terry        0              --           0              --           13           7.22
Ericksen, Michael        0              --           0              --           58          24.79
Fisher, David            1            0.87           3            0.63           14           9.39
Miller, Karen            0              --           0              --            3           2.85
Samuels, Ted             0              --           0              --            4           3.01
Stein, Gene              0              --           0              --            8           6.42
Wilson, Alan             0              --           0              --            6           3.54

(1) Assets noted represent the total net assets of registered investment companies and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

(2) Assets noted represent the total net assets of other pooled investment vehicles and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

(3) Assets noted represent the total net assets of other accounts and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

(4) Reflects other professionally managed accounts held at CGTC or companies affiliated with CGTC. Personal brokerage accounts of portfolio manager and their families are not reflected.

     (a) DESCRIPTION OF ANY MATERIAL CONFLICTS

     CGTC has adopted policies and procedures that address potential conflicts of interest that may arise between a portfolio manager's management of the fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, CGTC believes that all issues relating to potential material conflicts of interest involving this portfolio and its other managed accounts have been addressed.

     (b) COMPENSATION

     At CGTC, portfolio managers and investment analysts are paid competitive salaries. In addition, they receive bonuses based on their individual portfolio results and also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit sharing will vary depending on the individual's portfolio results, contributions to the organization and other factors. In order to encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total returns over a four-year period to relevant benchmarks. For portfolio managers, benchmarks include both measures of the marketplaces in which the relevant fund invests and measures of the results of comparable mutual funds or consultant universe measures of comparable institutional accounts. For investment analysts, benchmarks include both relevant market measures and appropriate industry indexes reflecting their areas of expertise.

     The benchmarks used to measure performance of the portfolio managers for the JHT Overseas Equity Trust include, as applicable, an adjusted MSCI EAFE Index, an adjusted Lipper International Index, an adjusted MSCI Europe Index, an adjusted MSCI Japan Index and a customized index based on the information provided by various third parties.

     (c) OWNERSHIP OF FUND SHARES

     Based on the information available for the time period ending December 31, 2005, the portfolio managers of the Overseas Equity Trust did not own any shares of that fund. Based on the information available for the time period ending December 31, 2005, the portfolio managers of the Income and Value Trust did not own any shares of that fund. Based on the information available for the time period ending December 31, 2005, the portfolio managers of the U.S. Large Cap Trust did not own any shares of that fund.

                          DAVIS SELECTED ADVISORS, L.P.
                            Financial Services Trust
                             Fundamental Value Trust

PORTFOLIO MANAGERS. The Portfolio Managers of the portfolios are Christopher Davis and Kenneth Feinberg. They are the persons primarily responsible for investing the portfolio's assets on a daily basis.

Other Accounts Managed. As of December 31, 2005 Christopher Davis served as portfolio managers for (i) 24 registered investment companies with approximately $57 billion in total net assets, (ii) 10 other pooled investment vehicles with approximately $1 billion in total net assets, and approximately 38 thousand other accounts (primarily managed money/wrap accounts) with approximately $11.2 billion in total net assets.

As of December 31, 2005 Kenneth Feinberg served as portfolio managers for (i) 24 registered investment companies with approximately $57 billion in total net assets, (ii) 10 other pooled investment vehicles with approximately $1 billion in total net assets, and approximately 38 thousand other accounts (primarily managed money/wrap accounts) with approximately $11.2 billion in total net assets.

Potential Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one portfolio or other account. More specifically, portfolio managers who manage multiple portfolios and /or other accounts are presented with the following potential conflicts:

     - The management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Davis Selected Advisors seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the portfolios.

     - If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one portfolio or other account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and other accounts. To deal with these situations, Davis Selected Advisors has adopted procedures for allocating portfolio transactions across multiple accounts.

     - With respect to securities transactions for the portfolios, Davis Selected Advisors determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which Davis Selected Advisors other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Davis Selected Advisors may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Davis Selected Advisors may place separate, non-simultaneous, transactions for a portfolio and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the portfolio or the other account.

     - Finally, substantial investment of Davis Selected Advisor or Davis Family assets in certain mutual funds may lead to conflicts of interest. To mitigate these potential conflicts of interest, Davis Selected Advisors has adopted policies and procedures intended to ensure that all clients are treated fairly overtime. Davis Selected Advisors does not receive an incentive based fee on any account.

Structure of Compensation. Kenneth Feinberg's compensation as a Davis Selected Advisors employee consists of (i) a base salary, (ii) an annual bonus equal to a percentage of growth in Davis Selected Advisors' profits, (iii) awards of equity ("Units") in Davis Selected Advisors including Units, options on Units, and/or phantom Units, and (iv) an incentive plan whereby Davis Selected Advisors purchases shares in selected funds managed by Davis Selected Advisors. At the end of specified periods, generally five-years following the date of purchase, some, all, or none of the fund shares will be registered in the employee's name based on fund performance, after expenses on a pre-tax basis, versus the S&P 500 Index, and versus peer groups as defined by Morningstar or Lipper. Davis Selected Advisors' portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.

Christopher Davis' annual compensation as an employee and general partner of Davis Selected Advisors consists of a base salary. Davis Selected Advisors' portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.

Ownership of Trust Shares. Neither Christopher Davis nor Kenneth Feinberg own any shares of the Financial Services Trust or Fundamental Value Trust. However, both portfolio managers have over $1 million invested in the Davis Funds which have portfolios that are managed in a similar manner to the Financial Services Trust and the Fundamental Value Trust.

                      DECLARATION MANAGEMENT & RESEARCH LLC
                                  Managed Trust
                                Active Bond Trust
                              Short-Term Bond Trust
                               Bond Index Trust A
                               Bond Index Trust B

Portfolio Managers and Other Accounts Managed. The Portfolio Managers of the Managed Trust are James E. Shallcross and Peter M. Farley. They are the persons primarily responsible for investing the Fund's assets on a daily basis. As of December 31, 2005, James E. Shallcross and Peter M. Farley served, either individually or jointly, as portfolio managers for (a) 4 registered investment company with approximately $1,807 million in total net assets, (b) 1 other pooled investment vehicle with approximately $35 million in total net assets, and (c) approximately 13 other accounts with approximately $3,762 million in total net assets.

The Portfolio Managers of the Active Bond Fund Trust are James E. Shallcross and Peter M. Farley. They are the persons primarily responsible for investing the Fund's assets on a daily basis. As of December 31, 2005, James E. Shallcross and Peter M. Farley served, either individually or jointly, as portfolio managers for (a) 4 registered investment company with approximately $1,332 million in total net assets, (b) 1 other pooled investment vehicle with approximately $35 million in total net assets, and (c) approximately 13 other accounts with approximately $3,762 million in total net assets.

The Portfolio Managers of the Short Term Bond Fund Trust are James E. Shallcross and Peter M. Farley. They are the persons primarily responsible for investing the Fund's assets on a daily basis. As of December 31, 2005, James E. Shallcross and Peter M. Farley served, either individually or jointly, as portfolio managers for (a) 4 registered investment company with approximately $2,304 million in total net assets, (b) 1 other pooled investment vehicle with approximately $35 million in total net assets, and (c) approximately 13 other accounts with approximately $3,762 million in total net assets.

The Portfolio Managers of the Bond Index Trust A and Bond Index Trust B are James E. Shallcross and Peter M. Farley. They are the persons primarily responsible for investing the Fund's assets on a daily basis. As of December 31, 2005, James E. Shallcross and Peter M. Farley served, either individually or jointly, as portfolio managers for (a) 4 registered investment company with approximately $2,330 million in total net assets, (b) 1 other pooled investment vehicle with approximately $35 million in total net assets, and (c) approximately 13 other accounts with approximately $3,762 million in total net assets.

Potential Conflicts of Interest.

Each of the accounts managed by James E. Shallcross and Peter M. Farley seeks income and capital appreciation by investing primarily in a diversified mix of debt securities. While these accounts have many similarities, the investment performance of each account will be different due to differences in guidelines, expenses, cash flows, liquidity and account size. Potential conflicts of interest include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate orders for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund. One pooled vehicle totaling approximately $31 million managed by Mr. Shallcross pays Declaration an incentive based fee.

Declaration has adopted policies and procedures designed to allocate investment opportunities on a fair and equitable basis over time. These policies encourage managers to allocate investment opportunities across accounts with similar mandates on a generally pro-rata basis while respecting each account's current investment needs, size, guidelines and liquidity position.

Structure of Compensation. The compensation of James E. Shallcross and Peter M. Farley as well as all other Declaration investment professionals consists of:

     (a) A competitive base salary set in relationship to the employee's position and years of experience.

     (b) All employees are eligible for the "Investment Bonus". The Investment bonus is based on asset performance and asset growth. Asset performance may include one, two or three year performance depending on the account and an account may be compared to an appropriate benchmark or another appropriate measure. All performance is measured on a pre-tax basis.

     (c) Employees with personnel management responsibilities are eligible for a "Management Bonus". The Management Bonus Pool is based on profitability and adjusted for one-year asset performance, calculated with reference to an appropriate benchmark or another appropriate measure.

     (d) Mr. Shallcross and Mr. Farley are considered "principals" of Declaration and therefore share in a deferred, profit sharing plan which is designed to be an equity ownership substitute. This program consists of a percentage of the profitability of the company paid over a five year period.

     (e) Eligibility to participate in marketing incentives pursuant to the incentive compensation plan.

     Competitiveness of an employee's total compensation package is determined by benchmarking the salary to a national investment management compensation survey.

Ownership of Trust Shares. James E. Shallcross and Peter M. Farley do not own any shares of the Bond Index Trust A.

                         DEUTSCHE ASSET MANAGEMENT, INC.
                               All Cap Core Trust
                          Real Estate Securities Trust
                              Dynamic Growth Trust
                            Global Real Estate Trust

Portfolio Managers. The Portfolio Managers of the portfolios are:

All Cap Core Trust: Robert Wang, Julie Abbett and Jin Chen

Dynamic Growth Trust: Robert Janis

Real Estate Securities Trust: John F. Robertson, John W. Vojticek, Jerry W. Ehlinger and Asad Kazim.

Global Real Estate Securities Trust: John F. Roberston, John W. Vojticek, Jerry
W. Ehlinger, Asad Kazim, Daniel Ekins, William Leung, Kurt Klauditz, and John Hammond.

Compensation of Portfolio Managers. The Trust has been advised that the Advisor seeks to offer its investment professionals competitive short-term and long-term compensation. Portfolio managers and research professionals are paid (i) base salaries, which are linked to job function, responsibilities and financial services industry peer comparison and (ii) variable compensation, which is linked to investment performance, individual contributions to the team and Scudder Investments' and Deutsche Bank's financial results. Variable compensation may include a cash bonus incentive and participation in a variety of long-term equity programs (usually in the form of Deutsche Bank equity).

Bonus and long-term incentives comprise a greater proportion of total compensation as an investment professional's seniority and compensation levels increase. Top performing investment professionals earn a total compensation package that is highly competitive, including a bonus that is a multiple of their base salary. The amount of equity awarded under the long-term equity programs is generally based on the individual's total compensation package and may comprise from 0%-40% of the total compensation award. As incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Certain senior investment professionals may be subject to a mandatory diverting of a portion of their equity compensation into proprietary mutual funds that they manage.

To evaluate its investment professionals, the Advisor uses a Performance Management Process. Objectives evaluated by the process are related to investment performance and generally take into account peer group and benchmark related data. The ultimate goal of this process is to link the performance of investment professionals with client investment objectives and to deliver investment performance that meets or exceeds clients' risk and return objectives. When determining total compensation, the Advisor considers a number of quantitative and qualitative factors such as:

- With respect to All Cap Core Trust and Dynamic Growth Trust, Scudder Investments' performance and the performance of Deutsche Asset Management;

- Quantitative measures which include 1, 3 and 5 year pre-tax returns versus benchmark (such as the benchmark used in the prospectus) and appropriate peer group, taking into consideration risk targets. Additionally, the portfolio manager's retail/institutional asset mix is weighted, as appropriate for evaluation purposes.

- Qualitative measures include adherence to the investment process and individual contributions to the process, among other things. In addition, the Advisor assesses compliance, risk management and teamwork skills.

- Other factors, including contributions made to the investment team as well as adherence to compliance, risk management, and "living the values" of the Advisor, are part of a discretionary component which gives management the ability to reward these behaviors on a subjective basis through bonus incentives.

In addition, the Advisor analyzes competitive compensation levels through the use of extensive market data surveys. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine overall compensation to promote good sustained investment performance.

Trust Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by each member of the All Cap Core Trust portfolio management team in the All Cap Core Trust, respectively, as well as in all John Hancock Trust portfolios as a group, including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Trusts' most recent fiscal year end:

     NAME OF            DOLLAR RANGE OF      DOLLAR RANGE OF ALL TRUST
PORTFOLIO MANAGER   PORTFOLIO SHARES OWNED          SHARES OWNED
-----------------   ----------------------   -------------------------
Robert Wang                  None                       None
Julie Abbett                 None                       None
Jin Chen                     None                       None

The following table shows the dollar range of shares owned beneficially and of record by each member of the Dynamic Growth Trust portfolio management team in the Dynamic Growth Trust, respectively, as well as in all John Hancock Trust portfolios as a group, including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Trust's most recent fiscal year end:

     NAME OF            DOLLAR RANGE OF      DOLLAR RANGE OF ALL TRUST
PORTFOLIO MANAGER   PORTFOLIO SHARES OWNED          SHARES OWNED
-----------------   ----------------------   -------------------------
Robert Janis                 None                       None

The following table shows the dollar range of shares owned beneficially and of record by each member of the Real Estate Securities and Global Real Estate Securities Trusts' portfolio management team in the Real Estate Securities Trust and Global Real Estate Securities Trust, respectively, as well as in all John Hancock Trust portfolios as a group, including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Trusts' most recent fiscal year end:

     NAME OF            DOLLAR RANGE OF      DOLLAR RANGE OF ALL TRUST
PORTFOLIO MANAGER   PORTFOLIO SHARES OWNED          SHARES OWNED
-----------------   ----------------------   -------------------------
John F. Robertson             None                      None
John W. Vojticek              None                      None
Jerry W. Ehlinger             None                      None
Asad Kazim                    None                      None
Daniel Ekins                  None                      None
William Leung                 None                      None
Kurt Klauditz                 None                      None
John Hammond                  None                      None

Conflicts of Interest. In addition to managing the assets of the Trust, the Trust's portfolio managers may have responsibility for managing other client accounts of the Subadviser or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Trust, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the subadvisory fee is based on the performance of the account. This information is provided as of the December 31, 2005.

OTHER SEC REGISTERED INVESTMENT COMPANIES MANAGED:

                                                                    NUMBER OF INVESTMENT
                                               TOTAL ASSETS OF        COMPANY ACCOUNTS       TOTAL ASSETS OF
NAME OF PORTFOLIO   NUMBER OF  REGISTERED   REGISTERED INVESTMENT     WITH PERFORMANCE     PERFORMANCE- BASED
     MANAGER         INVESTMENT COMPANIES         COMPANIES               BASED FEE           FEE ACCOUNTS
-----------------   ---------------------   ---------------------   --------------------   ------------------
Robert Wang                   28                $3,020,539,564                0                     0
Julie Abbett                   6                $1,506,341,333                0                     0
Jin Chen                       6                $1,506,341,333                0                     0

                                                                    NUMBER OF INVESTMENT
                                               TOTAL ASSETS OF        COMPANY ACCOUNTS       TOTAL ASSETS OF
NAME OF PORTFOLIO   NUMBER OF  REGISTERED   REGISTERED INVESTMENT     WITH PERFORMANCE     PERFORMANCE- BASED
     MANAGER         INVESTMENT COMPANIES         COMPANIES               BASED FEE           FEE ACCOUNTS
-----------------   ---------------------   ---------------------   --------------------   ------------------
Robert Janis                  8                 $2,314,806,798                0                     0

                                                                    NUMBER OF INVESTMENT
                                               TOTAL ASSETS OF        COMPANY ACCOUNTS       TOTAL ASSETS OF
NAME OF PORTFOLIO   NUMBER OF  REGISTERED   REGISTERED INVESTMENT     WITH PERFORMANCE     PERFORMANCE- BASED
     MANAGER         INVESTMENT COMPANIES         COMPANIES               BASED FEE           FEE ACCOUNTS
-----------------   ---------------------   ---------------------   --------------------   ------------------
John F. Robertson             8                 $5,489,347,410                0                    --
John W. Vojticek              8                 $5,489,347,410                0                    --
Jerry W. Ehlinger             8                 $5,489,347,410                0                    --
Asad Kazim                    8                 $5,489,347,410                0                    --
Daniel Ekins                  0                             --                0                    --
William Leung                 0                             --                0                    --
Kurt Klauditz                 0                             --                0                    --
John Hammond                  0                             --                0                    --

OTHER POOLED INVESTMENT VEHICLES MANAGED:

                                                                   NUMBER OF POOLED INVESTMENT
NAME OF PORTFOLIO     NUMBER OF POOLED    TOTAL ASSETS OF POOLED      VEHICLE ACCOUNTS WITH      TOTAL ASSETS OF PERFORMANCE-
MANAGER             INVESTMENT VEHICLES     INVESTMENT VEHICLES       PERFORMANCE-BASED FEE           BASED FEE ACCOUNTS
-----------------   -------------------   ----------------------   ---------------------------   ----------------------------
Robert Wang                  7                 $261,231,154                     0                              0
Julie Abbett                 4                 $104,385,989                     0                              0
Jin Chen                     4                 $104,385,989                     0                              0

                                                                   NUMBER OF POOLED INVESTMENT
NAME OF PORTFOLIO     NUMBER OF POOLED    TOTAL ASSETS OF POOLED      VEHICLE ACCOUNTS WITH      TOTAL ASSETS OF PERFORMANCE-
MANAGER             INVESTMENT VEHICLES     INVESTMENT VEHICLES       PERFORMANCE-BASED FEE           BASED FEE ACCOUNTS
-----------------   -------------------   ----------------------   ---------------------------   ----------------------------
Robert Janis                 1                  $15,643,741                     0                              0

                                                                   NUMBER OF POOLED INVESTMENT
NAME OF PORTFOLIO     NUMBER OF POOLED    TOTAL ASSETS OF POOLED      VEHICLE ACCOUNTS WITH      TOTAL ASSETS OF PERFORMANCE-
MANAGER             INVESTMENT VEHICLES     INVESTMENT VEHICLES       PERFORMANCE-BASED FEE           BASED FEE ACCOUNTS
-----------------   -------------------   ----------------------   ---------------------------   ----------------------------
John F. Robertson            10               $   825,220,389                   3                         $96,194,017
John W. Vojticek             10               $   825,220,389                   3                         $96,194,017
Jerry W. Ehlinger            10               $   825,220,389                   3                         $96,194,017
Asad Kazim                   10               $   825,220,389                   3                         $96,194,017
Daniel Ekins                  3               $   439,666,000                   0                                  --
William Leung                 2               $    57,449,165                   0                                  --
Kurt Klauditz                 3               $10,239,232,000                   1                         $56,832,000
John Hammond                  4               $    82,588,734                   0                                  --

OTHER ACCOUNTS MANAGED:

                                                          NUMBER OF OTHER       TOTAL ASSETS OF
NAME OF PORTFOLIO      NUMBER OF     TOTAL ASSETS OF       ACCOUNTS WITH       PERFORMANCE-BASED
MANAGER             OTHER ACCOUNTS    OTHER ACCOUNTS   PERFORMANCE-BASED FEE      FEE ACCOUNTS
-----------------   --------------   ---------------   ---------------------   -----------------
Robert Wang               40          $5,715,186,678             2                $44,422,413
Julie Abbett               6          $  742,752,645             0                          0
Jin Chen                   6          $  742,752,645             0                          0

                                                          NUMBER OF OTHER       TOTAL ASSETS OF
NAME OF PORTFOLIO      NUMBER OF     TOTAL ASSETS OF       ACCOUNTS WITH       PERFORMANCE-BASED
MANAGER             OTHER ACCOUNTS    OTHER ACCOUNTS   PERFORMANCE-BASED FEE      FEE ACCOUNTS
-----------------   --------------   ---------------   ---------------------   -----------------
Robert Janis               3           $237,217,593              1                $33,296,688

                                                          NUMBER OF OTHER       TOTAL ASSETS OF
NAME OF PORTFOLIO      NUMBER OF     TOTAL ASSETS OF       ACCOUNTS WITH       PERFORMANCE-BASED
MANAGER             OTHER ACCOUNTS    OTHER ACCOUNTS   PERFORMANCE-BASED FEE      FEE ACCOUNTS
-----------------   --------------   ---------------   ---------------------   ------------------
John F. Robertson         44          $3,359,663,475             4                $470,012,321
John W. Vojticek          44          $3,359,663,475             4                $470,012,321
Jerry W. Ehlinger         44          $3,359,663,475             4                $470,012,321
Asad Kazim                44          $3,359,663,475             4                $470,012,321
Daniel Ekins               8          $  795,656,000             0                          --
William Leung              3          $  187,019,728             0                          --
Kurt Klauditz              0                      --             0                          --
John Hammond               1          $   28,553,726             0                          --

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Trusts. The Subadviser has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in the Trusts and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

     - Certain investments may be appropriate for the Trust and also for other clients advised by the Subadviser, including other client accounts managed by the Trust's portfolio management team. Investment decisions for the Trust and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Subadviser may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Trust may differ from the results achieved for other clients of the Subadviser. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Subadviser to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Trust. Purchase and sale orders for the Trust may be combined with those of other clients of the Subadviser in the interest of achieving the most favorable net results to the Trust and the other clients.

     - To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Subadviser attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

     - In some cases, an apparent conflict may arise where the Subadviser has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Subadviser will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Subadviser has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

The Subadviser is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Subadviser is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial subadvisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the "Firm") are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interests. These interests and activities include potential subadvisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients' subadvisory accounts. These are considerations of which subadvisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Subadviser's subadvisory clients. The Subadviser has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Trust's Board.

RREEF Global Advisers Limited ("RREEF GA"), whose registered address is Winchester House, 1 Great Winchester Street, London, EC2N 2DB, is a wholly owned subsidiary of Deutsche Asset Management Group Limited, the holding company of the UK asset management businesses comprising, RREEF Limited, DB Absolute Return Strategies Limited and RREEF GA, It is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. The UK asset management business has provided real estate investment management services to institutional investors for over 20 years.

Deutsche Investments Australia Limited, an investment management affiliate of DeAM located ate Level 21, 83 Clarence Street, Sydney Australia, NSW 2000. Deutsche Investments Australia Limited has been a registered investment adviser since 2000.

Deutsche Asset Management (Hong Kong) Limited, an investment management affiliate of DeAM located at 55/F Cheung Kong Centre, 2 Queen's Road Central, Hong Kong. Deutsche Asset Management (Hong Kong) Limited has provided investment management services since 1999.

Deutsche Asset Management International GMBH, an investment management affiliate of DeAM located at Mainzer Landstrasse 178-190, Frankfurt AM Main, Germany, 60327. Deutsche Asset Management International GMBH has been a registered investment adviser since 1983.

                         DIMENSIONAL FUND ADVISORS INC.
                                 ("DIMENSIONAL")
                        International Small Company Trust

                               PORTFOLIO MANAGERS

In accordance with the team approach used to manage the International Small Cap Trust (the "Portfolio"), the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee of Dimensional Fund Advisors Inc. ("Dimensional"). The portfolio managers and portfolio traders also make daily decisions regarding the Portfolio, including running buy and sell programs based on the parameters established by the Investment Committee. Karen E. Umland coordinates the efforts of all portfolio managers and portfolio traders with respect to international equity portfolios. For this reason, Dimensional has identified Ms. Umland as primarily responsible for coordinating the day-to-day management of the Portfolio.

INVESTMENTS IN EACH PORTFOLIO

As of December 31, 2005, neither Ms. Umland nor her immediate family held any ownership interests in the Portfolio..

DESCRIPTION OF COMPENSATION STRUCTURE

Dimensional's portfolio managers receive a base salary, an incentive bonus, and may receive a commission based on services provided to certain clients of Dimensional. Compensation of a portfolio manager is determined at the discretion of the Compensation Committee of Dimensional and is based on a portfolio manager's experience, responsibilities, the perception of the quality of his or her work efforts and other subjective factors. The compensation of portfolio managers is not directly based upon the performance of the Portfolio or other accounts that they manage. The Compensation Committee of Dimensional reviews the compensation of each portfolio manager annually and may make modifications in compensation as it deems necessary to reflect changes in the market. Each portfolio manager's compensation consists of the following:

     - BASE SALARY. Each portfolio manager is paid a base salary. Dimensional considers the factors described above to determine each portfolio manager's base salary.

     - SEMI-ANNUAL BONUS. Each portfolio manager receives a semi-annual bonus. The bonus is based on the factors described above as well as Dimensional's profitability.

     - COMMISSIONS FOR CLIENT SERVICES. Certain portfolio managers may receive a commission based on services the portfolio manager provides to certain clients of Dimensional.

Portfolio managers may be awarded the right to purchase restricted shares of Dimensional' s stock as determined from time to time by the Board of Directors of Dimensional or its delegees. Portfolio managers also participate in benefit and retirement plans and other programs available generally to all Dimensional employees.

OTHER MANAGED ACCOUNTS

In addition to the Portfolio, Ms. Umland oversees the daily management of (i) other U.S. registered investment companies advised or sub-advised by Dimensional, (ii) other pooled investment vehicles that are not U.S. registered mutual funds and (iii) other accounts managed for organizations and individuals. The following table sets forth information regarding the total accounts for which Ms. Umland has primary oversight responsibility.

NUMBER OF ACCOUNTS MANAGED AND TOTAL ASSETS BY CATEGORY AS OF DECEMBER 31, 2005

- 21 U.S. registered mutual funds with approximately $22,030 million in total assets under management.

- 4 unregistered pooled investment vehicles with approximately $315 million in total assets under management.

- 7 other accounts with approximately $2,585 million in total assets under management.

(None of the accounts have performance based fees.)

POTENTIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has primary day-to-day oversight responsibilities with respect to multiple accounts. In addition to the Portfolio, these accounts may include registered mutual funds, other unregistered pooled investment vehicles, and other accounts managed for organizations and individuals ("Accounts"). An Account may have similar investment objectives to the Portfolio, or may purchase, sell or hold securities that are eligible to be purchased, sold or held by the Portfolio. Actual or apparent conflicts of interest include:

     - Time Management. The management of the Portfolio and/or Accounts may result in a portfolio manager devoting unequal time and attention to the management of the Portfolio and/or Accounts. Dimensional seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most Accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Portfolio.

     - Investment Opportunities. It is possible that at times identical securities will be held by the Portfolio and one or more Accounts. However, positions in the same security may vary and the length of time that the Portfolio or an Account may choose to hold its investment in the same security may likewise vary. If a portfolio manager identifies a limited investment opportunity that may be suitable for the Portfolio and one or more Accounts, the Portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across the Portfolio and other eligible Accounts. To deal with these situations, Dimensional has adopted procedures for allocating portfolio transactions across the Portfolio and other Accounts.

     - Broker Selection. With respect to securities transactions for the Portfolio, Dimensional determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain Accounts (such as separate accounts), Dimensional may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Dimensional or its affiliates may place separate, non-simultaneous, transactions for the Portfolio and another Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Portfolio or an Account.

     - Performance-Based Fees. For some Accounts, Dimensional may be compensated based on the profitability of the Account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for Dimensional with regard to Accounts where Dimensional is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where Dimensional might share in investment gains.

     - Client Service Responsibilities. A conflict may arise where a portfolio manager receives a commission for servicing a client in that the portfolio manager may have an incentive to favor the Account of that client over the Portfolio or Accounts that the portfolio manager manages.

     - Investment in a Portfolio. A portfolio manager or his/her relatives may invest in an Account that he or she manages, and a conflict may arise where he or she may therefore have an incentive to treat an Account in which the portfolio manager or his/her relatives invest preferentially as compared to the Portfolio or other Accounts for which they have portfolio management responsibilities.

Dimensional has adopted certain compliance procedures that are reasonably designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Ownership of Trust Shares. The portfolio manager of the International Small Company Trust did not own any shares of the International Small Company Trust as of December 31, 2005.

                     FIDELITY MANAGEMENT & RESEARCH COMPANY
                          Strategic Opportunities Trust
                             Large Cap Growth Trust

     Jason Weiner is the portfolio manager of Strategic Opportunities Trust and receives compensation for his services. As of December 31, 2005, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus and, in certain cases, participation in several types of equity-based compensation plans. A portion of the portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

     The portfolio manager's base salary is determined by level of responsibility and tenure at FMR or its affiliates. The portfolio manager's bonus is based on several components. The primary components of the portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index and within a defined peer group assigned to each fund or account, and (ii) the investment performance of a broad range of other FMR equity funds and accounts. The pre-tax investment performance of the portfolio manager's fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the portfolio manager's tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index, rolling periods of up to five years for the comparison to a Lipper peer group, and rolling periods of up to three years for the comparison to a Morningstar peer group. A smaller, subjective component of the portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portion of the portfolio manager's bonus that is linked to the investment performance of the fund is based on the fund's pre-tax investment performance measured against the S&P 500 Index and the fund's pre-tax investment performance within the Lipper Capital Appreciation Objective and the Morningstar Large Cap Blend, Large Cap Growth, Large Cap Value, Mid Cap Blend, Mid Cap Growth and Mid Cap Value Categories. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR Corp., FMR's parent company. FMR Corp. is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services.

     The portfolio manager's compensation plan may give rise to potential conflicts of interest. The portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, the fund's trade allocation policies and procedures may give rise to conflicts of interest if the fund's orders do not get fully executed due to being aggregated with those of other accounts managed by FMR or an affiliate. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the fund. Securities selected for funds or accounts other than the fund may outperform the securities selected for the fund. Personal accounts may give rise to potential conflicts of interest; trading in personal accounts is restricted by the fund's Code of Ethics.

     The following table provides information relating to other accounts managed by Mr. Weiner as of December 31, 2005:

                                        REGISTERED INVESTMENT       OTHER POOLED
                                              COMPANIES*        INVESTMENT VEHICLES   OTHER ACCOUNTS
                                        ---------------------   -------------------   --------------
NUMBER OF ACCOUNTS MANAGED                         2                     1                     20
NUMBER OF ACCOUNTS MANAGED WITH
   PERFORMANCE-BASED ADVISORY FEES              none                  none                   none
ASSETS MANAGED (IN MILLIONS)                    $741                  $201                $20,637
ASSETS MANAGED WITH PERFORMANCE-BASED
   ADVISORY FEES (IN MILLIONS)                  none                  none                   none

*    Includes Strategic Opportunities Trust.

     The dollar range of shares of Strategic Opportunities Trust beneficially owned by Mr. Weiner as of December 31, 2005 was $0.

     Joseph Day is the portfolio manager of Large Cap Growth Trust and receives compensation for his services. As of December 31, 2005, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus and, in certain cases, participation in several types of equity-based compensation plans. A portion of the portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

     The portfolio manager's base salary is determined by level of responsibility and tenure at FMR or its affiliates. The portfolio manager's bonus is based on several components. The primary components of the portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) relative to a benchmark index assigned to each fund or account, and (ii) the investment performance of a broad range of other equity funds and accounts managed by FMR or an affiliate. The pre-tax investment performance of the portfolio manager's fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the portfolio manager's tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index. A smaller, subjective component of the portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portion of the portfolio manager's bonus that is linked to the investment performance of the fund is based on the fund's pre-tax investment performance measured against the Russell 1000 Growth Index. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR Corp., FMR's parent company. FMR Corp. is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services.

     The portfolio manager's compensation plan may give rise to potential conflicts of interest. The portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, the fund's trade allocation policies and procedures may give rise to conflicts of interest if the fund's orders do not get fully executed due to being aggregated with those of other accounts managed by FMR or an affiliate. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the fund. Securities selected for funds or accounts other than the fund may outperform the securities selected for the fund. Personal accounts may give rise to potential conflicts of interest; trading in personal accounts is restricted by the fund's Code of Ethics.

     The following table provides information relating to other accounts managed by Mr. Day as of December 31, 2005:

                                        REGISTERED INVESTMENT       OTHER POOLED
                                              COMPANIES*        INVESTMENT VEHICLES   OTHER ACCOUNTS
                                        ---------------------   -------------------   --------------
NUMBER OF ACCOUNTS MANAGED                           4                  none                   1
NUMBER OF ACCOUNTS MANAGED WITH
   PERFORMANCE-BASED ADVISORY FEES                   2                  none                none
ASSETS MANAGED (IN MILLIONS)                    $6,182                  none              $2,608
ASSETS MANAGED WITH PERFORMANCE-BASED
   ADVISORY FEES (IN MILLIONS)                  $5,640                  none                none

*    Includes Large Cap Growth Trust.

     The dollar range of shares of Large Cap Growth Trust beneficially owned by Mr. Day as of December 31, 2005 was $0.

                 GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC ("GMO")

                                 U.S. Core Trust
                            International Core Trust
                                  Managed Trust
                              Intrinsic Value Trust
                           Growth Opportunities Trust
                             U.S. Multi Sector Trust
                                  Growth Trust
                           International Growth Trust
                            Value Opportunities Trust

The following table sets forth additional information about the GMO portfolio manager primarily responsible for managing the U.S. Core Trust, the Managed Trust, the Intrinsic Value Trust, the Growth Opportunities Trust, the U.S. Multi Sector Trust, the Growth Trust and the Value Opportunities Trust. The information provided is as of the date of the portfolios' most recently completed fiscal year.

                     OTHER REGISTERED INVESTMENT
                    COMPANIES MANAGED (INCLUDING
                      OTHER NON-GMO MUTUAL FUND        OTHER POOLED INVESTMENT        SEPARATE ACCOUNTS MANAGED
                     SUBADVISORY RELATIONSHIPS)     VEHICLES MANAGED (WORLD-WIDE)            (WORLD-WIDE)
SENIOR MEMBER OF   ------------------------------   -----------------------------   -----------------------------
GMO QUANTITATIVE   Number of                        Number of                       Number of
   DIVISION         accounts      Total assets       accounts      Total assets      accounts      Total assets
----------------   ---------   ------------------   ---------   -----------------   ---------   -----------------
Sam Wilderman          23      $17,811,293,488.03       6       $1,611,842,995.73       22      $3,028,078,801.06

                       OTHER REGISTERED INVESTMENT
                       COMPANIES MANAGED FOR WHICH
                     GMO RECEIVES A PERFORMANCE-BASED     OTHER POOLED INVESTMENT VEHICLES        SEPARATE ACCOUNTS MANAGED
                   FEE (INCLUDING OTHER NON-GMO MUTUAL   MANAGED (WORLD-WIDE) FOR WHICH GMO      (WORLD-WIDE) FOR WHICH GMO
                     FUND SUBADVISORY RELATIONSHIPS)      RECEIVES A PERFORMANCE-BASED FEE    RECEIVES A PERFORMANCE-BASED FEE
                   -----------------------------------   ----------------------------------   --------------------------------
                      Number of                             Number of                           Number of
                      accounts*     Total assets*           accounts*     Total assets*         accounts*     Total assets*
                      ---------   -----------------         ---------   -----------------       ---------   -----------------
Sam Wilderman             3       $4,289,764,993.92             5       $1,551,639,226.07           8       $1,473,310,270.77

*    Subset of accounts and assets noted above

                     OTHER REGISTERED INVESTMENT
                    COMPANIES MANAGED (INCLUDING
                      OTHER NON-GMO MUTUAL FUND        OTHER POOLED INVESTMENT        SEPARATE ACCOUNTS MANAGED
SENIOR MEMBER OF     SUBADVISORY RELATIONSHIPS)     VEHICLES MANAGED (WORLD-WIDE)            (WORLD-WIDE)
  INTERNATIONAL    ------------------------------   -----------------------------   -----------------------------
GMO QUANTITATIVE   Number of                        Number of                       Number of
   DIVISION         accounts      Total assets       accounts      Total assets      accounts      Total assets
----------------   ---------   ------------------   ---------   -----------------   ---------   -----------------
Thomas Hancock         14      $10,554,366,876.40       5       $1,779,700,309.64       32      $9,358,163,723.41

                       OTHER REGISTERED INVESTMENT
                       COMPANIES MANAGED FOR WHICH
                     GMO RECEIVES A PERFORMANCE-BASED     OTHER POOLED INVESTMENT VEHICLES        SEPARATE ACCOUNTS MANAGED
                   FEE (INCLUDING OTHER NON-GMO MUTUAL   MANAGED (WORLD-WIDE) FOR WHICH GMO       (WORLD-WIDE) FOR WHICH GMO
                     FUND SUBADVISORY RELATIONSHIPS)      RECEIVES A PERFORMANCE-BASED FEE     RECEIVES A PERFORMANCE-BASED FEE
                   -----------------------------------   ----------------------------------   ---------------------------------
                         Number of                            Number of                         Number of
                          accounts   Total assets              accounts   Total assets           accounts      Total assets
                         ---------   ------------             ---------   ------------          ---------   -----------------
Thomas Hancock             - 0 -         - 0 -                  - 0 -         - 0 -                 6       $2,395,232,215.82

DESCRIPTION OF MATERIAL CONFLICTS: Whenever a portfolio manager manages other accounts, including accounts that pay higher fees or accounts that pay performance-based fees, potential conflicts of interest exist, including potential conflicts between the investment strategy of the fund and the investment strategy of the other accounts and potential conflicts in the allocation of investment opportunities between the fund and such other accounts. GMO believes several factors limit the conflicts between the Fund and other similar stock accounts managed by the Fund's portfolio management team or individual members of the team. First, discipline and constraints are imposed because the investment programs of the Fund and other similar accounts are determined based on quantitative models. Second, all portfolio management team members are aware of and abide by GMO's trade allocation procedures, which seek to ensure fair allocation of investment opportunities among all accounts. Performance attribution with full transparency of holdings and identification of contributors to gains and losses act as important controls on conflicts that might otherwise exist. Performance dispersion among accounts employing the same investment strategy but with different fee structures is periodically examined by the Fund's portfolio management team and GMO's Investment Analysis team to ensure that any divergence in expected performance is adequately explained by differences in the client's investment guidelines and timing of cash flows.

DESCRIPTION OF THE STRUCTURE OF, AND THE METHOD USED TO DETERMINE, THE COMPENSATION OF EACH MEMBER OF THE FUND'S PORTFOLIO MANAGEMENT TEAM: The senior member of the Fund's portfolio management team is a member (partner) of GMO. Compensation for the senior member consists of a base salary, a partnership interest in the firm's profits and possibly an additional, discretionary, bonus. Compensation does not disproportionately reward out-performance by higher fee/performance fee products. GMO's Compensation Committee sets the senior member's base salary taking into account current industry norms and market data to ensure that the base salary is competitive. The Compensation Committee also determines the senior member's partnership interest, taking into account the senior member's contribution to GMO and GMO's mission statement. A discretionary bonus may be paid to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market. Because each member's compensation is based on his individual performance, GMO does not have a typical percentage split among base salary, bonus and other compensation. Partnership interests in GMO are the primary incentive for senior level persons to continue employment at GMO. GMO believes that partnership interests provide the best incentive to maintain stability of portfolio management personnel.

DOLLAR RANGE OF FUND SECURITIES OWNED BY EACH MEMBER OF THE FUND'S PORTFOLIO MANAGEMENT TEAM: As of the portfolios' most recently completed fiscal year, the senior member has no beneficial interest in the portfolios' shares.

                           INDEPENDENCE INVESTMENT LLC
                              Growth & Income Trust
                                 Small Cap Trust

PORTFOLIO MANAGERS. The Portfolio Managers of the portfolios are as follows:

Growth & Income Trust: John C. Forelli, Jay C. Leu

Small Cap Trust: Charles S. Glovsky

Under Other Accounts Managed. As of December 31, 2005, Charles S. Glovsky served as portfolio manager for (i) 2 other registered investment companies with approximately $394 million in total net assets, (ii) four pooled investment vehicles with approximately $82 million in total net assets, and approximately 27 other accounts with approximately $801 million in net assets.

As of December 31, 2005, John C. Forelli and JayC. Leu served as portfolio managers for (i) two other registered investment companies with approximately $382 million in total net assets, (ii) two other pooled investment vehicles with approximately $82 million in net assets, and approximately 20 other accounts with approximately $1.9 billion in total net assets.

Potential Conflicts of Interest . Each of the accounts managed by Charles S. Glovsky uses a bottom up selection process that focuses on stocks of statistically undervalued yet promising companies that are believed likely to show improving fundamental prospects with identifiable catalysts for change. Each invests primarily in equity securities issued by small capitalization companies. While these accounts have many similarities, the investment performance of each account will be different due to differences in guidelines, fees, expenses and cash flows. Independence has adopted compliance procedures to manage potential conflicts of interest such as allocation of investment opportunities and aggregated trading. None of the accounts pay Independence an incentive based fee.

Each of the accounts managed by John C. Forelli and Jay C. Leu seeks income and long-term capital appreciation by selecting stocks believed to have improving fundamentals and attractive valuations. They are invested primarily in equity securities issued by large capitalization companies. While these accounts have many similarities, the investment performance of each account will be different due to differences in guidelines, fees, expenses and cash flows. Independence has adopted compliance procedures to manage potential conflicts of interest such as allocation of investment opportunities and aggregated trading. None of the accounts pay Independence an incentive based fee.

Compensation of Portfolio Managers. Independence has adopted a system of compensation for portfolio managers and others involved in the investment process that seeks to align the financial interests of the investment professionals with both those of Independence, through incentive payments based in part upon the Independence's financial performance, and also those of their clients and the shareholders of the funds they manage, through incentive payments based in part upon the relative investment performance of those accounts. Independence's compensation arrangements with investment professionals are determined on the basis of the investment professional's overall services to Independence and not on the basis of specific funds or accounts managed by the investment professional.

Charles S. Glovsky's compensation as an Independence employee consists of (i) a competitive base salary, (ii) a bonus payable pursuant to an employment arrangement, (iii) eligibility for an additional discretionary bonus pursuant to an incentive compensation plan contingent on company profitability and performance, (iv) a deferred, profit sharing plan which is designed to be an equity ownership substitute, and (v) eligibility for marketing incentives pursuant to the incentive compensation plan.

The compensation of John C. Forelli and Jay C. Leu as Independence employees consists of (i) a competitive base salary, (ii) eligibility for a discretionary bonus pursuant to an incentive compensation plan contingent on company profitability and performance, (iii) a deferred, profit sharing plan which is designed to be an equity ownership substitute, and (iv) eligibility for marketing incentives pursuant to the incentive compensation plan.

Under the investment compensation plan, investment professionals are eligible for an annual bonus, which is contingent on company profitability and investment performance. The plan is intended to provide a competitive level of annual bonus compensation that is tied to the investment professional achieving favorable investment performance. Any bonus under the plan is completely discretionary. Company profitability and investment performance are factors generally used in determining the size of the overall bonus pool and/or the particular bonuses paid to individual portfolio managers under the plan. The investment performance of all accounts managed by the investment professional over one and three- year periods are considered. The pre-tax performance of each account is measured relative to an appropriate benchmark. The investment performance of all accounts managed by the Sub-Adviser is also taken into consideration, whether or not the portfolio manager is responsible for the accounts.

Ownership of Trust Shares.

Charles S. Glovsky does not own any shares of the Small Cap Trust.

Neither John C. Forelli nor Jay C. Leu own any shares of the Growth & Income Trust.

                             JENNISON ASSOCIATES LLC
                           Capital Appreciation Trust

PORTFOLIO MANAGERS:

Michael A. Del Balso, Spiros Segalas and Kathleen A. McCarragher are the portfolio managers of the Fund. Mr. Del Balso generally has final authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment, and management of cash flows.

-- Michael A. Del Balso is an Executive Vice President at Jennison, which he joined in 1972. He is also Jennison's Director of Research for Growth Equity. Mr. Del Balso is a graduate of Yale University in 1966 and received his M.B.A. from Columbia University in 1968. He is a member of The New York Society of Security Analysts, Inc. Mr. Del Balso has managed the Fund since November 2000.

-- Spiros Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer at Jennison. He received his B.A. from Princeton University and is a member of The New York Society of Security Analysts, Inc. Mr. Segalas has managed the Fund since November 2000.

-- Kathleen A. McCarragher is an Executive Vice President at Jennison, which she joined in 1998. She is also Jennison's Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. as a managing director and director of large cap growth equities for six years. Ms. McCarragher graduated summa cum lauder from the University of Wisconsin with a B.B.A. in 1977 and received her M.B.A. from Harvard Business School in 1982.

The portfolio managers for the fund are supported by members of Jennison's Large Cap Growth Equity Team, which is comprised of other Jennison portfolio managers, Jennison research analysts and other investment professionals of Jennison. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss purchase and sales activity of all accounts in the particular product strategy. Team members provide research support and make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Other Accounts Managed:
Information as of December 30, 2005

MICHAEL DEL BALSO

Account Type                       Market Value* (Thousands)   Number of Accounts*
------------                       -------------------------   -------------------
Registered Investment Companies                   11,297,105                    16
Other Pooled Investment Vehicles                   1,561,670                     5
Other Accounts**                                   1,452,297                    17

*    None of the accounts managed are subject to performance fees.

** Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model.

SPIROS SEGALAS

Account Type                       Market Value* (Thousands)   Number of Accounts*
------------                       -------------------------   -------------------
Registered Investment Companies                   20,699,158                    16
Other Pooled Investment Vehicles                     305,556                     2
Other Accounts                                     2,903,427                     9

*    None of the accounts managed are subject to performance fees.

KATHLEEN MCCARRAGHER

Account Type                       Market Value* (Thousands)   Number of Accounts*
------------                       -------------------------   -------------------
Registered Investment Companies                    8,683,112                    13
Other Pooled Investment Vehicles                     639,981                     5
Other Accounts                                     5,545,893                    46

*    None of the accounts managed are subject to performance fees.

POTENTIAL CONFLICTS OF INTEREST:

In managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, Jennison has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

Jennison's portfolio managers typically manage multiple accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), commingled trust accounts, affiliated single client and commingled insurance separate accounts, model nondiscretionary portfolios, and model portfolios used for wrap fee programs. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio. Similarly, securities sold from one portfolio may result in better performance if the value of that security declines. Generally, however, portfolios in a particular product strategy (e.g., large cap growth equity) with similar objectives are managed similarly. Accordingly, portfolio holdings, industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tend to minimize the potential for conflicts of interest. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, fees, expenses and cash flows.

In addition, Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as IPOs and the allocation of transactions across multiple accounts. Currently, while no equity accounts under Jennison's management have performance fees, some accounts have higher fees than others. These differences may give rise to a potential conflict that a portfolio manager may allocate more time to the management of one account over another. While Jennison does not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior Jennison personnel periodically review the performance of Jennison's portfolio managers as well as periodically assesses whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager.

PORTFOLIO MANAGER COMPENSATION:

Investment professionals' total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. There is no particular weighting or formula for considering the factors. Some portfolio managers may manage or contribute ideas to more than one product strategy and are evaluated accordingly.

The following factors may be reviewed for each of the portfolio managers:

One and three year pre-tax investment performance of groupings of accounts (a "Composite") relative to pre-determined passive indices, such as the Russell 1000@Growth Index and Standard & Poor's 500 Composite Stock Price Index, and industry peer group data for the product strategy (e.g. large cap growth, large cap value) for which the portfolio manager is responsible.

Historical and long-term business potential of the product strategies;

Qualitative factors such as teamwork and responsiveness; and Other factors such as experience and other responsibilities such as being a team leader or supervisor may also affect an investment professional's total compensation.

SECURITIES OWNERSHIP:

None of the portfolio managers own shares of the Capital Appreciation Trust.

                        LEGG MASON FUNDS MANAGEMENT, INC.
                                Core Equity Trust

PORTFOLIO MANAGER NAME: Mary Chris Gay(2)

----------
(2) Bill Miller, Chief Investment Officer of Legg Mason Capital Management, Inc., manages a master portfolio that serves as a model for the Fund. Ms. Gay, however, is solely responsible for the day-to-day management of the Fund and for

TITLE: Senior Vice President

LENGTH OF SERVICE TO FUND: Legg Mason Capital Management, Inc. was retained to serve as the investment manager to the Fund effective May 4, 2004. Mary Chris Gay has been the Portfolio Manager since that date.

BUSINESS EXPERIENCE DURING THE PAST 5 YEARS: Ms. Gay has been employed by one or more subsidiaries of Legg Mason, Inc. ("Legg Mason") since 1989. She is currently a Senior Vice President for Legg Mason Capital Management, Inc., and manages several domestic and international mutual funds and pooled investment vehicles.

OTHER ACCOUNTS MANAGED: As of December 31, 2005, Ms. Gay served as portfolio manager for six registered investment companies with $1.95 billion in total assets and sixteen other pooled investment vehicles with $8 billion in total assets. One of the pooled investment vehicles has a performance based advisory fee.

CONFLICTS OF INTEREST: The fact that the Portfolio Manager has day-to-day management responsibility for more than one account may create the potential for conflicts to arise. For example, the Portfolio Manager may decide to purchase or sell the same security for different accounts at approximately the same time. To address any conflicts that this situation might create, the Portfolio Manager will generally combine client orders (i.e., enter a "bunched" order) in an effort to obtain best execution or to negotiate a more favorable commission rate. In addition, if orders to buy or sell a security for multiple accounts at approximately the same time are executed at different prices or commissions, the transactions will generally be allocated to each account at the average execution price and commission. In circumstances where a bunched order is not completely filled, each account will normally receive a pro-rated portion of the securities based upon the account's level of participation in the order. The investment manager may under certain circumstances allocate securities in a manner other than pro-rata if it determines that the allocation is fair and equitable under the circumstances and does not discriminate against any account.

In the opinion of the investment manager for the Fund, the Portfolio Manager's simultaneous management of the Fund and other accounts does not create any material conflicts of interests.

STRUCTURE OF COMPENSATION: The Portfolio Manager is paid a fixed base salary and a bonus. Bonus compensation is reviewed annually and is determined by a number of factors, including the total value of the assets, and the growth in assets, managed by the Portfolio Manager (these are a function of performance, retention of assets, and flows of new assets), the Portfolio Manager's contribution to the investment manager's research process, and trends in industry compensation levels and practices.

     The Portfolio Manager is also eligible to receive stock options from Legg Mason based upon an assessment of the Portfolio Manager's contribution to the success of the company, as well employee benefits, including, but not limited to, health care and other insurance benefits, participation in the Legg Mason 401(k) program, and participation in other Legg Mason deferred compensation plans.

OWNERSHIP OF TRUST SHARES: The Portfolio Manager does not own any shares of the John Hancock Trust Core Equity Trust.

                             LORD, ABBETT & CO. LLC
                               Mid Cap Value Trust
                               All Cap Value Trust

INVESTMENT MANAGERS

As stated in the Prospectus, Lord Abbett uses a team of investment managers and analysts acting together to manage the investments of each Trust.

Edward K. von der Linde heads the Mid Cap Value Trust team and the other senior member is Howard E. Hansen. Messrs. von der Linde and Hansen are primarily and jointly responsible for day-to-day management of the Trust.

Robert P. Fetch and Howard E. Hansen head the All Cap Value Trust team and are primarily and jointly responsible for the day-to-day management of the Trust.

----------

implementing the investment strategies pursued by the master portfolio, subject to the Fund's investment objectives, restrictions, cash flows, and other considerations.

The following table indicates for each Trust as of December 31, 2005: (1) the number of other accounts managed by each investment manager who is primarily and/or jointly responsible for the day-to-day management of that Trust within certain categories of investment vehicles; and (2) the total assets in such accounts managed within each category. For each of the categories a footnote to the table also provides the number of accounts and the total assets in the accounts with respect to which the management fee is based on the performance of the account. Included in the Registered Investment Companies or mutual funds category are those U.S. registered funds managed or sub-advised by Lord Abbett, including funds underlying variable annuity contracts and variable life insurance policies offered through insurance companies. The Other Pooled Investment Vehicles category includes collective investment funds, offshore funds and similar non-registered investment vehicles. Lord Abbett does not manage any hedge funds. The Other Accounts category encompasses Retirement and Benefit Plans (including both defined contribution and defined benefit plans) sponsored by various corporations and other entities, individually managed institutional accounts of various corporations, other entities and individuals, and separately managed accounts in so-called wrap fee programs sponsored by Financial Intermediaries unaffiliated with Lord Abbett. (The data shown below are approximate.)

                                                       Other Accounts Managed (# and Total Assets in Millions)
                                                ---------------------------------------------------------------------
                                                                                  Other Pooled
                                                                                   Investment
Trust                 Name                      Registered Investment Companies     Vehicles        Other Accounts
-----                 ----                      -------------------------------   ------------   --------------------
Mid Cap Value Trust   Edward K. von der Linde            11 / $14,524.6            1 / $ 64.1      5,486 / $2,852.8
                      Howard E. Hansen                   12 / $16,431.6            2 / $156.5     5,493* / $3,501.1*

All Cap Value Trust   Robert P. Fetch                     4 / $ 5,772.7            1 / $ 92.4    1,095** / $2,592.6**
                      Howard E. Hansen                   12 / $16,792.2            2 / $156.5      5,493* / 3,501.1*

* Included in the number of accounts and total assets is 1 account with respect to which the management fee is based on the performance of the account; such account totals approximately $435 million in total assets.

** Included in the number of accounts and total assets are 2 accounts with respect to which the management fee is based on the performance of the account; such accounts total approximately $511 million in total assets.

CONFLICTS OF INTEREST

Conflicts of interest may arise in connection with the investment managers' management of the investments of the Trusts and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities among the Trusts and other accounts with similar investment objectives and policies. An investment manager potentially could use information concerning a Trust's transactions to the advantage of other accounts and to the detriment of the Trust. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett's Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett's clients including the Trusts. Moreover, Lord Abbett's Statement of Policy and Procedures on Receipt and Use of Inside Information sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any trust transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the investment managers' management of the investments of the Trusts and the investments of the other accounts referenced in the table above.

COMPENSATION OF INVESTMENT MANAGERS

Lord Abbett compensates its investment managers on the basis of salary, bonus and profit sharing plan contributions. The level of compensation takes into account the investment manager's experience, reputation and competitive market rates.

Fiscal year-end bonuses, which can be a substantial percentage of base level compensation, are determined after an evaluation of various factors. These factors include the investment manager's investment results and style consistency, the dispersion among trusts with similar objectives, the risk taken to achieve the trust returns, and similar factors. Investment results are evaluated based on an assessment of the investment manager's three- and five-year investment returns on a pre-tax basis vs. both the appropriate style benchmarks and the appropriate peer group rankings (Russell Midcap(R) Value Index and Lipper Mid-Cap Value Funds Average for the Mid-Cap Value Trust; and Russell 3000(R) Value Index and Lipper Multi Cap Value Funds Average for the All Value Trust). Finally, there is a component of the bonus that reflects leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the investment manager's assets under management, the revenues generated by those assets, or the profitability of the investment manager's unit. Lord Abbett does not manage hedge funds. Lord Abbett may designate a bonus payment of a manager for participation in the firm's senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan's earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses investment managers on the impact their trust's performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to an investment manager's profit-sharing account are based on a percentage of the investment manager's total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

HOLDINGS OF INVESTMENT MANAGERS

The following table indicates for each Trust the dollar range of shares beneficially owned by each investment manager who is primarily and/or jointly responsible for the day-to-day management of that Trust, as of December 31, 2005. This table includes the value of shares beneficially owned by such investment managers through 401(k) plans and certain other plans or accounts, if any.

                                                             Dollar Range of Shares in the Trust
                                                -------------------------------------------------------------
                                                         $1-     $10,001-   $50,001-   $100,001-    $500,001-      over
Trust                 Name                      None   $10,000    $50,000   $100,000    $500,000   $1,000,000   $1,000,000
-----                 ----                      ----   -------   --------   --------   ---------   ----------   ----------
Mid-Cap Value Trust   Edward K. von der Linde   X
                      Howard E. Hansen          X

All Value Trust       Robert P. Fetch           X
                      Howard E. Hansen          X

                        MARSICO CAPITAL MANAGEMENT , LLC
                        International Opportunities Trust

Portfolio Managers. The portfolio manager of the International Opportunities Trust is James G. Gendelman.

Other Accounts Managed. As of 12/31/05, Mr. Gendelman managed: (a) 14 other registered investment companies with total assets of $4,754,902,000, (b) 0 accounts for other pooled investment vehicles with total assets of $0, and (c) 5 other accounts with total assets of $334,273,000. Mr. Gendelman managed no accounts that are subject to a fee under which compensation was based on a share of the capital gains upon or capital appreciation of the account.

Potential Conflicts of Interest. Portfolio managers at MCM typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations, and accounts managed on behalf of individuals), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio, or may take similar actions for different portfolios at different times. Consequently, the mix of securities purchased in one portfolio may perform better than the mix of securities purchased for another portfolio. Similarly, the sale of securities from one portfolio may cause that portfolio to perform better than others if the value of those securities decline.

Potential conflicts of interest may also arise when allocating and/or aggregating trades. MCM often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under MCM's trade management policy and procedures, when trades are aggregated on behalf of more than one account, such transactions will be allocated to all participating client accounts in a fair and equitable manner. With respect to IPOs and other syndicated or limited offerings, it is MCM's policy to seek to assure that over the long term, accounts with the same or similar investment objectives will receive an equitable opportunity to participate meaningfully and will not be unfairly disadvantaged. To deal with these situations, MCM has adopted policies and procedures for allocating transactions across multiple accounts. MCM's policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. MCM's compliance department monitors transactions made on behalf of multiple clients to seek to assure adherence to its policies.

     As discussed above, MCM has adopted and implemented policies and procedures that seek to minimize potential conflicts of interest that may arise as a result of a portfolio manager advising multiple accounts. In addition, MCM monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of securities, and compliance with its Code of Ethics.

Structure of Compensation . MCM's portfolio managers are generally subject to the compensation structure applicable to all MCM employees. As such, Mr. Gendelman's compensation consists of a base salary (reevaluated at least annually), and periodic cash bonuses. Bonuses are typically based on two primary factors: (1) MCM's overall profitability for the period, and (2) individual achievement and contribution.

Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the manager provides investment advisory services. Portfolio managers do not receive special consideration based on the performance of particular accounts. Exceptional individual efforts are rewarded through greater participation in the bonus pool. Portfolio manager compensation comes solely from MCM.

Although MCM may compare account performance with relevant benchmark indices, portfolio manager compensation is not directly tied to achieving any pre-determined or specified level of performance. In order to encourage a long-term time horizon for managing portfolios, MCM seeks to evaluate the portfolio manager's individual performance over periods longer than the immediate compensation period. In addition, portfolio managers are compensated based on other criteria, including effectiveness of leadership within MCM's Investment Team, contributions to MCM's overall investment performance, discrete securities analysis, and other factors.

In addition to his salary and bonus, Mr. Gendelman may participate in other MCM benefits to the same extent and on the same basis as other MCM employees.

Ownership of Trust Shares. Mr. Gendelman does not own any shares of the International Opportunities Trust. (Marsico's code of ethics does not permit covered employees, including portfolio managers, to invest in mutual funds sub-advised by

Marsico.)

                MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS")
                              Strategic Value Trust
                                 Utilities Trust

Portfolio Managers. The portfolio managers are:

Strategic Value Trust: Alan T. Langsner and Kenneth J. Enright

Utilities Trust: Robert D. Persons and Maura A. Shaughnessy

Other Accounts.

In addition to the Fund, the Fund's portfolio managers are responsible (either individually or jointly) for the day-to-day management of certain other accounts, the number and total assets of which as of the Fund's fiscal year ended December 31, 2005 are listed in the table below. None of these accounts have performance based fees.

                           REGISTERED INVESTMENT       OTHER POOLED INVESTMENT
                                 COMPANIES                    VEHICLES                 OTHER ACCOUNTS
                        ---------------------------   ------------------------   --------------------------
STRATEGIC VALUE TRUST   Number of                     Number of                  Number of
Name                    Accounts*    Total Assets*     Accounts   Total Assets    Accounts    Total Assets
---------------------   ---------   ---------------   ---------   ------------   ---------   --------------
Alan T. Langsner            12      $23,840,196,912        1      $125,323,419       1       $  125,323,419
Kenneth J. Enright          12      $23,840,196,912       --                --       2       $1,338,777,676

*    Includes assets of the Strategic Value Trust.

                          REGISTERED INVESTMENT       OTHER POOLED INVESTMENT
                                COMPANIES                    VEHICLES                 OTHER ACCOUNTS
                       ---------------------------   ------------------------   --------------------------
UTILITIES TRUST        Number of                     Number of                  Number of
Name                   Accounts*    Total Assets*     Accounts   Total Assets    Accounts    Total Assets
---------------        ---------   ---------------   ---------   ------------   ---------   --------------
Robert D. Persons          9        $5,467,133,438        1      $325,382,679       1        $174,674,531
Maura A. Shaughnessy       4        $3,418,847,398       --                --       1        $174,674,531

*    Includes assets of the Utilities Trust.

Compensation. Portfolio manager total cash compensation is a combination of base salary and performance bonus:

* Base Salary - Base salary represents a relatively smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

* Performance Bonus - Generally, incentive compensation represents a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60 %) and less weight given to the latter.

* The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Fund and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices with respect to each account. The primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods).

* The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management's assessment of overall portfolio manager contributions to the investment process (distinct from portfolio performance).

     Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

     Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage of compensation provided by these benefits depends upon the length of the individual's tenure at MFS and salary level as well as other factors.

     Potential Conflicts of Interest. MFS seek to identify potential conflicts of interest resulting from a portfolio manager's management of both the Fund and other accounts and has adopted policies and procedures designed to address such potential conflicts.

     In certain instances there may be securities which are suitable for the Fund's portfolio as well as for accounts with similar investment objectives of the Adviser or subsidiary of the Adviser. Securities transactions for the Fund and other accounts with similar investment objectives are generally executed on the same day, or the next day. Nevertheless, it may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security.

     When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In most cases, however, MFS believes that the Fund's ability to participate in volume transactions will produce better executions for the Fund.

     MFS does not receive a performance fee for its management of the Fund. MFS and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund-for instance, those that pay a higher advisory fee and/or have a performance fee.

     Ownership of Trust Shares. None of the portfolio managers own shares of the portfolios they manage.

                 MERCURY ADVISORS (FUNDS ASSET MANAGEMENT, L.P.)
                              Large Cap Value Trust

     PORTFOLIO MANAGER INFORMATION

     The Fund is managed by Bob Doll.

     OTHER FUNDS AND ACCOUNTS MANAGED

                                     NUMBER OF OTHER ACCOUNTS MANAGED             NUMBER OF ACCOUNTS AND ASSETS FOR WHICH
                                        AND ASSETS BY ACCOUNT TYPE                   ADVISORY FEE IS PERFORMANCE-BASED
                              ----------------------------------------------   --------------------------------------------
                                REGISTERED     OTHER POOLED                     REGISTERED    OTHER POOLED
NAME OF INVESTMENT ADVISER      INVESTMENT      INVESTMENT                      INVESTMENT     INVESTMENT
AND PORTFOLIO MANAGER            COMPANIES       VEHICLES     OTHER ACCOUNTS     COMPANIES      VEHICLES     OTHER ACCOUNTS
--------------------------    --------------   ------------   --------------   ------------   ------------   --------------
Fund Asset Management, L.P.
                                          17              4                6
Bob Doll                      $8,710,334,367   $818,275,271   $4,683,450,973       None           None            None

John Hancock Large Cap Value Trust (Manulife) - Managed by Bob Doll

FUND OWNERSHIP

The portfolio manager owned no shares of the fund as of the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER COMPENSATION

The Merrill Lynch Investment Manager (MLIM) Portfolio Manager compensation program is critical to MLIM's ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

POLICIES AND PROCEDURES

     COMPENSATION PROGRAM

The elements of total compensation for MLIM portfolio managers are base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. MLIM has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate -- both up and down -- with the relative investment performance of the portfolios that they manage.

     BASE SALARY

Under the MLIM approach, like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

     PERFORMANCE-BASED COMPENSATION

MLIM believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent.

To that end, the portfolio manager incentive compensation is derived based on the portfolio manager's performance of the products they manage, investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, performance relative to peers, external market conditions and year over year performance. In addition, portfolio manager's compensation can be based on MLIM's investment performance, financial results of MLIM, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, technology and innovation. MLIM also considers the extent to which individuals exemplify and foster Merrill Lynch's principles of Client Focus, Respect for the Individual, Teamwork, Responsible Citizenship and Integrity. All factors are considered collectively by MLIM management.

     CASH BONUS

Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

     STOCK BONUS

A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of Merrill Lynch stock. Paying a portion of annual bonuses in stock puts compensation earned by a PM for a given year "at risk" based on the Company's ability to sustain and improve its performance over future periods.

The ultimate value of stock bonuses is dependent on future ML stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of the Merrill Lynch shareholders and encourages a balance between short-term goals and long-term strategic objectives.

Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the Company's performance. PMs therefore have a direct incentive to protect ML's reputation for integrity.

     OTHER BENEFITS

Portfolio Managers are also eligible to participate in broad-based plans offered generally to Merrill Lynch employees, including broad-based retirement, 401(k), health, and other employee benefit plans.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-today portfolio management responsibilities with respect to more than one fund or account, including the following:

Certain investments may be appropriate for the Portfolios and also for other clients advised by FAM and its affiliates, including other client accounts managed by a Portfolio's portfolio management team. Investment decisions for a Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of FAM and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results for a Portfolio may differ from the results achieved by other clients of FAM and its affiliates and results among clients may differ. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by FAM to be equitable to each. FAM will not determine allocations based on whether it receives a performance based fee from the client. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Portfolio. Purchase and sale orders for a Portfolio may be combined with those of other clients of FAM and its affiliates in the interest of achieving the most favorable net results to the Portfolio.

To the extent that each Portfolio's portfolio management team has responsibilities for managing accounts in addition to the Portfolios, a portfolio manager will need to divide his time and attention among relevant accounts.

In some cases, a real, potential or apparent conflict may also arise where (i) FAM may have an incentive, such as a performance based fee, in managing one account and not with respect to other accounts it manages or (ii) where a member of a Portfolio's portfolio management team owns an interest in one fund or account he or she manages and not another.

                MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED
                                 ("MFC GLOBAL")
                            Quantitative Value Trust
                           Quantitative All Cap Trust
                           Quantitative Mid Cap Trust
                                Pacific Rim Trust
                                 500 Index Trust
                                500 Index Trust B
                               Mid Cap Index Trust
                              Small Cap Index Trust
                         Total Stock Market Index Trust
                               Money Market Trust
                              Money Market Trust B
                                Lifestyle Trusts
                             Index Allocation Trust
                              Absolute Return Trust

PORTFOLIO MANAGERS. The Portfolio Managers of the portfolios are as follows:

Quantitative Value Trust: Harpreet Singh, Chris Hensen, Brett Hryb Quantitative All Cap Trust: Harpreet Singh, Chris Hensen, , Brett Hryb Quantitative Mid Cap Trust: Rhonda Chang, Noman Ali
Pacific Rim Trust: Seton Lor
500 Index Trust: Carson Jen, Narayan Ramani

500 Index Trust B: Carson Jen, Narayan Ramani
Mid Cap Index Trust: Carson Jen, Narayan Ramani
Small Cap Index Trust: Carson Jen, Narayan Ramani
Total Stock Market Index Trust: Carson Jen, Narayan Ramani
Money Market Trust: Maralyn Kobayashi, Faisal Rahman
Money Market Trust B: Maralyn Kobayashi, Faisal Rahman
Lifestyle Trusts: Steve Orlich
Index Allocation Trust: Steve Orlich
Absolute Return Trust: Steve Orlich, James Robertson

Other Accounts Managed .

 PORTFOLIO MANAGER                                       OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER*
      NAME(S)               FUND(S)                                 (AS OF DECEMBER 31, 2005)
------------------   ---------------------   -----------------------------------------------------------------------
Harpreet Singh,      Quantitative Value      Other Registered Investment Companies: Three (3) funds with total
Chris Hensen,        Trust,                  assets of approximately $825.8 million.
Brett Hryb           Quantitative All Cap
                     Trust                   Other Pooled Investment Vehicles: One (1) Canadian fund with total assets of approximately $8.1 million.

                                             Other Accounts: One (1) account with total assets of approximately
                                             $57.4 million.

Rhonda Chang,        Quantitative Mid Cap    Other Registered Investment Companies: Two (2) funds with total assets
Noman Ali            Trust                   of approximately $216.8 million.

                                             Other Pooled Investment Vehicles: None

                                             Other Accounts: Two (2) accounts with total assets of approximately
                                             $82.5 million.

Seton Lor            Pacific Rim Trust       Other Registered Investment Companies: Ten (10) funds with total assets of approximately $175.6 million.

                                             Other Pooled Investment Vehicles: None

                                             Other Accounts: Six (6) accounts with total assets of approximately
                                             $390.4 billion.

Carson Jen,          500 Index Trust         Other Registered Investment Companies: Ten (10) funds with total assets
Narayan Ramani       500 Index Trust B       of approximately $4.4 billion.
                     Mid Cap Index Trust
                     Small Cap Index Trust   Other Pooled Investment Vehicles: Two (2) Canadian funds with total
                     Total Stock Market      assets of approximately $193.3 million.
                     Index Trust
                                             Other Accounts: Four (4) accounts with total assets of approximately
                                             $535.1 million.

Maralyn Kobayashi,   Money Market Trust      Other Registered Investment Companies: Two (2) funds with total assets
Faisal Rahman        Money Market Trust B    of approximately $2.8 billion.

                                             Other Pooled Investment Vehicles: One (1) Canadian fund with total assets of approximately $9.6 million.

                                             Other Accounts: Five (5) accounts with total assets of approximately
                                             $1.1 billion.

Steve Orlich         Lifestyle Trusts        Other Registered Investment Companies: Ten (10) funds with total assets
                     Index Allocation Trust  of approximately $28.5 billion.
                     Absolute Return Trust
                                             Other Pooled Investment Vehicles: None

                                             Other Accounts: Seventeen (17) accounts with total assets of approximately $2.4 billion.

James Robertson      Absolute Return Trust   Other Registered Investment Companies: None

                                             Other Pooled Investment Vehicles: None

                                             Other Accounts: None

*    None of the accounts have performance based fees.

Potential Conflicts of Interest. Portfolio managers at MFC Global may manage numerous portfolios or accounts and as a result, actual or apparent conflicts of interest may arise.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. MFC Global does not track the time a portfolio manager spends on a single portfolio, however, MFC Global will regularly assess whether a portfolio manager has adequate time and resources to effectively manage all of the accounts for which he or she is responsible. MFC Global seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline.

Conflicts of interest may also arise when allocating and/or aggregating trades. Although a portfolio manager will make investment determinations for a portfolio independently from the investment determinations made by them for any other portfolio, investments may be deemed appropriate for more than one portfolio. In such circumstances, MFC Global may determine that orders for the purchase or sale of the same security for more than one portfolio should be combined. In this event, the transactions will be priced and allocated in a manner deemed to be equitable and in the best interests of all portfolios participating in the transaction.

MFC Global has implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts. In addition, MFC Global monitors a variety of other matters, including compliance with a portfolio or account's investment guidelines and compliance with MFC Global's Code of Ethics.

Structure of Compensation .

MFC Global portfolio managers receive a competitive compensation package that consists of base salary, performance based bonus and a Manulife share ownership plan. The magnitude of the performance-based bonus is based upon the investment performance of all accounts managed by the portfolio manager over a one-year period. The pre-tax performance of each account is measured relative to an appropriate peer group benchmark (for example a Morningstar large cap growth peer group if the fund invests primarily in large cap stocks with a growth strategy). The amount of the performance based bonus and participation in equity ownership also reflects the seniority and role of each portfolio manager. MFC Global seeks to ensure retention of portfolio managers through competitive compensation that rewards both individual and team performance. In order to be competitive in the industry, the overall compensation package is targeted at the top of the second quartile against our competitors as deemed through industry surveys.

To ensure ongoing competitiveness, total compensation for investment professionals is compared to external asset management organizations on an annual basis, as a minimum; any adjustments to base pay or annual incentive design are made at that time.

Base salary under Asset Management Compensation structure is determined by grade levels / function.

Annual Incentive Plan (AIP) bonus targets range from 10% to 80% of base salary determined by function, grade level and competitive practice, and can reach a maximum of 250% of bonus target depending on company, divisional, individual and portfolio performance.

Stock Option Plan is available for Vice Presidents and above. Restricted Share Unit Grants are available for Assistant Vice Presidents, Vice Presidents and above. Grants issued are dependent upon an individual's long term performance, retention risk, future potential and market conditions.

Ownership of Trust Shares. None of the portfolio managers own shares of any of the portfolios they manage.

      MORGAN STANLEY INVESTMENT MANAGEMENT (DOING BUSINESS AS "VAN KAMPEN")
                                   Value Trust

Portfolio Managers. The portfolio managers of the Value Trust are:

James Gilligan, James Roeder, Sergio Marcheli, Thomas Bastian, Vince Vizachero and Thomas Copper.

As of December 31, 2005, James Gilligan managed 22 mutual funds with a total of $31,963,555,358 in assets; no pooled investment vehicles other than mutual funds; and 2,096 other accounts (which include accounts managed under certain "wrap fee programs") with a total of approximately $1.1 billion in assets. None of these other accounts had performance based fees.

As of December 31, 2005, James Roeder managed 22 mutual funds with a total of $31,963,555,358 in assets; no pooled investment vehicles other than mutual funds; and 2,096 other accounts (which include accounts managed under certain "wrap fee programs") with a total of approximately $1.1 billion in assets. None of these other accounts had performance based fees.

As of December 31, 2005, Sergio Marcheli managed 22 mutual funds with a total of $31,963,555,358 in assets; no pooled investment vehicles other than mutual funds; and 2,096 other accounts (which include accounts managed under certain "wrap fee programs") with a total of approximately $1.1 billion in assets. None of these other accounts had performance based fees.

As of December 31, 2005, Thomas Bastian managed 22 mutual funds with a total of $31,963,555,358 in assets; no pooled investment vehicles other than mutual funds; and 2,096 other accounts (which include accounts managed under certain "wrap fee programs") with a total of approximately $1.1 billion in assets. None of these other accounts had performance based fees.

As of December 31, 2005, Vincent Vizachero managed 22 mutual funds with a total of $31,963,555,358 in assets; no pooled investment vehicles other than mutual funds; and 2,096 other accounts (which include accounts managed under certain "wrap fee programs") with a total of approximately $1.1 billion in assets. None of these other accounts had performance based fees.

As of December 31, 2005, Thomas Copper managed 1 mutual fund with a total of $480,325,911 in assets; no pooled investment vehicles other than mutual funds; and no other accounts (which include accounts managed under certain "wrap fee programs").

Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the adviser may receive fees from certain accounts that are higher than the fee it receives from the Value Trust, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Value Trust. The adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

PORTFOLIO MANAGER COMPENSATION

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio manager.

BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the subadviser.

DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

-    CASH BONUS;

- MORGAN STANLEY'S EQUITY INCENTIVE COMPENSATION PROGRAM (EICP) AWARDS -- a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

- INVESTMENT MANAGEMENT DEFERRED COMPENSATION PLAN (IMDCP) AWARDS -- a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the subadviser or its affiliates. The award is subject to vesting and other conditions. Portfolio Managers must notionally invest a minimum of 25% to a maximum of 50% of the IMDCP deferral into a combination of the designated funds they manage that are included in the IMDCP fund menu, which may or may not include the Fund;

- VOLUNTARY DEFERRED COMPENSATION PLANS -- voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the subadviser or its affiliates; and/or (2) in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

- Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's/account's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups, where applicable. Generally, the greatest weight is placed on the three- and five-year periods.

- Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

-    Contribution to the business objectives of the subadviser.

-    The dollar amount of assets managed by the portfolio manager.

-    Market compensation survey research by independent third parties.

-    Other qualitative factors, such as contributions to client objectives.

- Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management that includes all investment professionals.

Ownership of Trust Shares. None of the Portfolio Managers of the Value Trust own any shares of this portfolio.

                            MUNDER CAPITAL MANAGEMENT
                          Small Cap Opportunities Trust

PORTFOLIO MANAGEMENT TEAM. John P. Richardson, Julie R. Hollinshead and Robert
E. Crosby of Munder are co-managers for the Small Cap Opportunities Trust. The following table lists the number and types of other accounts managed by each individual and assets under management in those accounts as of December 31, 2005:

                       Registered                    Pooled                                                  Total
                       Investment      Assets      Investment      Assets                    Assets         Assets
Portfolio                Company       Managed       Vehicle       Managed       Other       Managed       Managed*
Manager                 Accounts    ($ millions)    Accounts    ($ millions)   Accounts   ($ millions)   ($ millions)
---------              ----------   ------------   ----------   ------------   --------   ------------   ------------
John P. Richardson          9          2,767.2        21**          684.9         16          50.7          3,502.8
Julie R. Hollinshead        9          2,767.2        18**          405.7          7          36.4          3,209.3
Robert E. Crosby           10          2,858.9        42**          551.9         22          59.2          3,470.0

* If an account has a co-portfolio manager, the total number of accounts and assets have been allocated to each respective manager. Therefore, some accounts and assets have been counted twice. In addition, the sum of assets managed in each category may not add to the total due to rounding.

**   One Pooled Investment Vehicle Account has a performance based fee.

PORTFOLIO MANAGEMENT CONFLICTS OF INTEREST. As indicated in the table above, Munder personnel may be part of portfolio management teams serving numerous accounts for multiple clients of Munder and of its subsidiary Pierce Street Advisors, LLC ("Pierce Street"). These client accounts may include registered investment companies, other types of pooled accounts (e.g., hedge funds, private funds or collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio management teams may provide services for clients of both Munder and Pierce Street simultaneously. A summary of certain potential conflicts of interest is provided below. Please note, however, that this summary is not intended to describe every possible conflict of interest that members of the portfolio management teams may face.

- POTENTIAL CONFLICTS RELATING TO THE INTERESTS OF PORTFOLIO MANAGEMENT TEAMS AND MUNDER: Munder and/or Pierce Street may receive differential compensation from different advisory clients (e.g., some clients, such as hedge funds, may pay higher management fees than are paid by other advisory clients and/or incentive compensation based on the investment performance of the clients) and each advisory client may be more or less profitable to Munder or Pierce Street than other advisory clients (e.g., clients also may demand different levels of service or have larger, smaller or multiple relationships with Advisor and/or its affiliates). Munder and Pierce Street may compensate portfolio management team personnel differently depending on the nature of the a client's account (e.g., personnel participating in the portfolio management process for hedge funds and other incentive fee accounts may receive compensation that reflects, at least in part, the revenues generated by, including the incentive fees paid by, those funds and other accounts to reward superior performance). Portfolio management team personnel also may make personal investments in accounts (including hedge funds) they manage or support.

     If other advisory clients utilize a management fee structure that could result in higher fees or are otherwise possibly more profitable relationships for Munder and/or Pierce Street than the Small Cap Opportunities Trust, or if the management of such clients could result in potentially higher compensation to the portfolio management team members ("Advisor Compensatory Accounts"), or if the portfolio management teams makes personal investments in certain client accounts (such as hedge funds), the portfolio management team members may have the incentive to direct a disproportionate amount of: (i) their attention; (ii) limited investment opportunities, such as less liquid securities or initial public offerings; and/or (iii) desirable trade allocations, to such accounts. The portfolio manager also may have an incentive to trade Adviser Compensatory Accounts or personal investments before (i.e., front run) or after the Small Cap Opportunities Trust in order to seek to take advantage of the potential upward or downward pressure on the market price of certain investments resulting from the Small Cap Opportunities Trust's trading activity. In addition, if the portfolio management team engages in short sales of securities for Advisor Compensatory Accounts or personal investments that are contemporaneously owned by other client accounts, the portfolio management team's use of short sales may be harmful to the performance of other clients that own that security.

- POTENTIAL CONFLICTS RELATING TO THE INTERESTS OF COMERICA: Munder is a majority-owned subsidiary of Comerica, Inc. ("Comerica"). Comerica is engaged through its subsidiaries in a wide variety of banking, insurance, broker-dealer, asset management, and other activities. Comerica and its subsidiaries therefore have business relationships with or may be in competition with many issuers of securities. If a portfolio management team knows of these relationships or thinks that they may exist, the team members may have an incentive to purchase or sell these securities, vote securities held or otherwise manage client accounts in a manner designed to benefit Comerica.

- POTENTIAL CONFLICTS RELATING TO MANAGING MULTIPLE ADVISED ACCOUNTS: Even if there is no financial or other advantage to members of the portfolio management team, Munder or Comerica, portfolio management teams managing assets for multiple clients must make decisions that could be deemed to benefit some clients more than others, or benefit some clients to the detriment of others. For example, a portfolio management team managing assets using different investment strategies will need to allocate limited resources, such as their attention, investment opportunities and/or desirable trade allocations, among clients with different or competing interests. In addition, a portfolio manager may be in a position to make an investment that is appropriate for one client, but not appropriate for or against the interests of another client. For example, certain clients may seek more speculative investments that would not be appropriate for some other clients. The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Although Munder does not track the time or attention a portfolio manager devotes to his or her advisory accounts, Munder does monitor the performance of all client accounts and periodically assesses whether each portfolio manager has adequate resources to effectively manage all of the accounts for which he or she is responsible.

Munder and Pierce Street have adopted and implemented numerous compliance policies and procedures, including Code of Ethics and brokerage and trade allocation policies and procedures, which seek to address the conflicts associated with managing multiple accounts for multiple clients. Munder also has established an Investment Conflicts Committee to oversee potential issues relating to conflicts of interest that Munder, Pierce Street and the portfolio management teams may face. In addition, Munder and Pierce Street each have a designated Chief Compliance Officer (selected in accordance with the federal securities laws) as well as dedicated compliance staff whose activities are focused on monitoring the compliance policies and procedures of Munder and Pierce Street in order to detect and address potential and actual conflicts of interest. Furthermore, senior Munder personnel periodically review the performance of Munder's portfolio managers. However, there can be no assurance that the Investment Conflicts Committee and the compliance programs of Munder or Pierce Street will achieve their intended result.

PORTFOLIO MANAGEMENT TEAM COMPENSATION. The compensation package for all members of Munder's portfolio management teams consist of three elements: fixed base salary; short-term incentive in the form of an annual bonus; and long-term incentive in the form of company equity interests. Munder also provides a competitive benefits package, including health and welfare benefits and retirement in the form of a 401(k) plan.

Munder offers industry-competitive salaries based on the skills and experience of the portfolio manager as well as responsibilities of the position. Salaries are compared at least annually with investment industry benchmark compensation surveys.

Members of each portfolio management team are eligible to earn a performance bonus. Bonuses for all members of a portfolio management team are influenced by the profitability of the firm and the performance of the aggregate group of accounts managed by the team. Target bonuses for portfolio managers typically range from 50 to 100% of base salary. Actual bonuses, however, are completely discretionary and can be as low as 0% and range as high as 200% or more of salary. In determining portfolio manager bonuses, Munder considers a variety of factors, including qualitative elements such as leadership, team interaction and results, client satisfaction, and overall contribution to the firm's success, as well as the profitability of the firm and the gross performance (before fees and taxes) of the aggregate group of accounts managed by the portfolio manager. With respect to each account managed by the portfolio manager, gross performance is measured relative to that account's applicable benchmark index for the most recent one-year and three-year periods. The applicable benchmark for the Small Cap Opportunities Trust is the Russell 2000 Value Index.

Members of portfolio management teams are also eligible for long-term incentives in the form of options to purchase shares of Munder Group LLC, an employee-owned minority partner of Munder Capital Management. Option shares typically vest ratably over a three- to five-year period. Munder's Option Plan provides incentive to retain key personnel and serves to align portfolio managers' interests with those of Munder directly, and, indirectly, the accounts managed by Munder.

PORTFOLIO MANAGER FUND OWNERSHIP. The dollar range of equity securities beneficially owned by Munder portfolio managers in the Small Cap Opportunities Trust as of December 31, 2005 is as follows:

                     Dollar Range of Equity Securities
Portfolio Manager            Beneficially Owned
-----------------    ---------------------------------
John P. Richardson                  None
Julie Hollinshead                   None
Robert E. Crosby                    None

                      PACIFIC INVESTMENT MANAGEMENT COMPANY
                                Global Bond Trust
                               Total Return Trust
                             Real Return Bond Trust

PORTFOLIO MANAGERS AND OTHER ACCOUNTS MANAGED.

                                 AS OF 12/31/05

PM PRIMARY                                                    COUNT OF ACCOUNT
LAST NAME          ACCT CATEGORY      PERFORMANCE BASED FEE        NUMBER              MV USD ($MM)
------------   --------------------   ---------------------   ----------------   ------------------------
BRYNJOLFSSON
               '40 ACT FUND                                          18           36,247.85
                                                No                                       18    36,247.85
               OTHER POOLED VEHICLE                                  16            2,054.22
                                                No                                       16     2,054.22
               SEPARATE ACCOUNT                                      42            9,459.03

                                                No                                       34     5,767.89
                                               Yes                                        8     3,691.15

GROSS
               '40 ACT FUND                                          31          125,814.16
                                               No                                        31   125,814.16
               OTHER POOLED VEHICLE                                  21            5,771.24
                                               No                                        19     5,296.20
                                               Yes                                        2       475.04
               SEPARATE ACCOUNT                                      59           41,584.44
                                               No                                        40    21,145.10
                                               Yes                                       19    20,439.34

MARIAPPA
               '40 ACT FUND                                           8           7,411.29
                                               No                                        8      7,411.29
               OTHER POOLED VEHICLE                                  41           4,289.10
                                               No                                       41      4,289.10
               SEPARATE ACCOUNT                                      87          11,205.47
                                               No                                       69      5,130.88
                                               Yes                                      18      6,074.59

CONFLICTS OF INTEREST

From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager's day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund's trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities. A potential conflict of interest may arise as result of the portfolio manager's management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO's allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO's investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between such other accounts and the Funds on a fair and equitable basis over time.

PORTFOLIO MANAGER COMPENSATION

PIMCO has adopted a "Total Compensation Plan" for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm's mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO's profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO's deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee's compensation. PIMCO's contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus. Base salaries are determined by considering an individual portfolio manager's experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the "Bonus Factors") may be considered when determining the bonus for portfolio managers:

     - 3-year, 2-year and 1-year dollar-weighted and account-weighted investment performance as judged against benchmarks and relative to applicable industry peer groups;

     - Appropriate risk positioning that is consistent with PIMCO's investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

     -    Amount and nature of assets managed by the portfolio manager;

     - Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

     - Generation and contribution of investment ideas in the context of PIMCO's secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

     - Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

     -    Contributions to asset retention, gathering and client satisfaction;

     -    Contributions to mentoring, coaching and/or supervising; and

     -    Personal growth and skills added.

Final award amounts are determined by the PIMCO Compensation Committee.

Retention Bonuses. Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan ("Cash Bonus Plan"), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO's parent company, Allianz Global Investors of America L.P. ("AGI"), and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon AGI's profit growth and PIMCO's profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO's net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual's overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.

Allianz Transaction Related Compensation. In May 2000, a majority interest in the predecessor holding company of

PIMCO was acquired by a subsidiary of Allianz AG ("Allianz"). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vests on May 5, 2005.

From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director's employment with PIMCO.

SECURITIES OWNERSHIP

As of December 31, 2005 no portfolio manager was the beneficial owner of shares of a Fund that he managed.

SECURITIES OWNERSHIP

As of December 31, 2005 no portfolio manager was the beneficial owner of shares of a Fund that he managed.

                        PZENA INVESTMENT MANAGEMENT, LLC
                               Classic Value Trust

PORTFOLIO MANAGERS. The Portfolio Managers of the portfolios are Richard S. Pzena, John P. Goetz and Antonio DeSpirito III.

Other Accounts Managed as of December 31, 2005

OTHER ACCOUNTS THE PORTFOLIO MANAGERS ARE MANAGING. The table below indicates for each portfolio manager of the Fund information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of December 31, 2005. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, pooled separate accounts, and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or non-pooled separate accounts, pension funds and other similar institutional accounts.

PORTFOLIO MANAGER NAME   OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS
----------------------   ------------------------------------------------
Richard S. Pzena         Other Registered Investment Companies: Eight (8) funds
                         with total assets of approximately $5,202.3 billion

                         Other Pooled Investment Vehicles: Ninety-seven (97)
                         entities with total assets of approximately $2,057.1 billion

                         Other Accounts: Three hundred and seventy-two (372)
                         accounts with total assets of approximately $8,052.3 billion

John P. Goetz            Other Registered Investment Companies: Eight (8) funds
                         with total assets of approximately $5.202 billion



                         Other Pooled Investment Vehicles: Ninety-seven (97) entities with total assets of approximately $2,057 billion

                         Other Accounts: Three hundred and seventy-two (372) accounts with total assets of approximately $8.052.3 billion

Antonio DeSpirito III    Other Registered Investment Companies: None

                         Other Pooled Investment Vehicles: Eleven (11) entities with total assets of approximately $65.5 million

                         Other Accounts: Sixty (60) accounts with total assets of approximately $987.8 million

Neither the Adviser nor the Sub-Adviser generally receives a fee based upon the investment performance of the accounts listed under "Other Accounts Managed by the Portfolio Managers" in the table above, except that, with respect to accounts managed by Messrs. Pzena and Goetz, the Sub-Adviser receives performance-based fees with respect to one (1) Other Pooled Investment Vehicle with total assets of approximately $5 million and seven (7) Other Accounts with total assets of approximately $1.6 billion, Mr. DeSpirito, does not manage any performance-based fee accounts.

In the Sub-Adviser's view, conflicts of interest may arise in managing the Fund's portfolio investments, on the one hand, and the portfolios of the Sub-Adviser's other clients and/or accounts (together "Accounts"), on the other. Set forth below is a brief description of some of the material conflicts that may arise and the Sub-Adviser's policy or procedure for handling them. Although the Sub-Adviser has designed such procedures to prevent and address conflicts, there is no guarantee that such procedures will detect every situation in which a conflict arises.

The management of multiple Accounts inherently means there may be competing interests for the portfolio management team's time and attention. The Sub-Adviser seeks to minimize this by utilizing one investment approach (i.e., classic value investing), and by managing all Accounts on a product specific basis. Thus, all large cap value Accounts, whether they be Fund accounts, institutional accounts or individual accounts are managed using the same investment discipline, strategy and proprietary investment model as the Fund.

If the portfolio management team identifies a limited investment opportunity that may be suitable for more than one Account, the Fund may not be able to take full advantage of that opportunity. However, the Sub-Adviser has adopted procedures for allocating portfolio transactions across Accounts so that each Account is treated fairly. First, all orders are allocated among portfolios of the same or similar mandates at the time of trade creation/ initial order preparation. Factors affecting allocations include availability of cash to existence of client imposed trading restrictions or prohibitions, and the tax status of the account. The only changes to the allocations made at the time of the creation of the order, are if there is a partial fill for an order. Depending upon the size of the execution, we may choose to allocate the executed shares through pro-rata breakdown, or on a random basis. As with all trade allocations each Account generally receives pro rata allocations of any new issue or IPO security that is appropriate for its investment objective. Permissible reasons for excluding an account from an otherwise acceptable IPO or new issue investment include the account having NASD restricted person status, lack of available cash to make the purchase, or a client imposed trading prohibition on IPOs or on the business of the issuer.

With respect to securities transactions for the Accounts, the Sub-Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution. The Sub-Adviser will bunch or aggregate like orders where to do so will be beneficial to the Accounts. However, with respect to certain Accounts, the Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Sub-Adviser may place separate, non-simultaneous, transactions for the Fund and another Account, which may temporarily affect the market price of the security or the execution of the transaction to the detriment one or the other.

Conflicts of interest may arise when members of the portfolio management team transact personally in securities investments made or to be made for the Fund or other Accounts. To address this, the Sub-Adviser has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including Fund shareholders' interests) or its current investment strategy. The Code of Ethics generally requires that most transactions in securities by the Sub-Adviser's Access Persons and their spouses, whether or not such securities are purchased or sold on behalf of the Accounts, be cleared prior to execution by appropriate approving parties and compliance personnel. Securities transactions for Access Persons' personal accounts also are subject to monthly reporting requirements, and annual and quarterly certification requirements. Access Person is defined to include persons who have access to non-public information about client securities transactions, portfolio recommendations or holdings, and thus covers all of the Sub-Adviser's full-time employees except those whose job functions are solely clerical. In addition, no access person, including an investment person, shall be permitted to effect a short term trade (i.e. to purchase and subsequently sell within 60 calendar days, or to sell and subsequently purchase within 60 calendar days) of securities which (i) are issued by a mutual fund which is advised or sub-advised by the Sub-Adviser, or (ii) are the same (or equivalent) securities purchased or sold by or on behalf of the advisory accounts unless and until the advisory accounts have effected a transaction which is the same as the access person's contemplated transaction. Finally, orders for proprietary accounts (i.e., accounts of the Sub-Adviser's principals, affiliates or employees or their immediate family which are managed by the Sub-Adviser) are subject to written trade allocation procedures designed to ensure fair treatment to client accounts.

Proxy voting for the Fund and the other Accounts' securities holdings may also pose certain conflicts. The Sub-Adviser has identified the following areas of concern: (1) Where the Sub-Adviser manages the assets of a publicly traded company, and also holds that company's or an affiliated company's securities in one or more Accounts; (2) Where the Sub-Adviser manages the assets of a proponent of a shareholder proposal for a company whose securities are in one or more Accounts; and (3) Where the Sub-Adviser had a client relationship with an individual who is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios. The Sub-Adviser's proxy policies provide for various methods of dealing with these and any other conflict scenarios subsequently identified, including notifying clients and seeking their consent or instructions on how to vote, and deferring to the recommendation of an independent third party where a conflict exists.

The Sub-Adviser manages some Accounts under performance based fee arrangements. The Sub-Adviser recognizes that this type of incentive compensation creates the risk for potential conflicts of interest. This structure may create an inherent pressure to allocate investments having a greater potential for higher returns to accounts of those clients paying the higher performance fee. To prevent conflicts of interest associated with managing accounts with different compensation structures, the Sub-Adviser generally requires portfolio decisions to be made on a product specific basis. The Sub-Adviser also requires pre-allocation of all client orders based on specific fee-neutral criteria set forth above. Additionally, the Sub-Adviser requires average pricing of all aggregated orders. Finally, the Sub-Adviser has adopted a policy prohibiting Portfolio Managers (and all employees) from placing the investment interests of one client or a group of clients with the same investment objectives above the investment interests of any other client or group of clients with the same or similar investment objectives.

COMPENSATION OF PORTFOLIO MANAGERS. Portfolio managers and other investment professionals at the Sub-Adviser are compensated through a combination of base salary, performance bonus and equity ownership, if appropriate due to superior performance. The Sub-Adviser avoids a compensation model that is driven by individual security performance, as this can lead to short-term thinking which is contrary to the firm's value investment philosophy. Ultimately, equity ownership is the primary tool used by the Sub-Adviser for attracting and retaining the best people. Shares may be in the form of capital interests or profits only interests. All shares are voting shares (i.e., not phantom stock). The equity ownership in the Sub-Adviser as of January 1, 2005 of each member of the investment team who makes investment decisions for the Classic Value Fund is as follows:

Richard S. Pzena    Greater than 25% but less than 50%
John P. Goetz        Greater than 5% but less than 10%
Antonio DeSpirito              Less than 5%

SHARE OWNERSHIP BY PORTFOLIO MANAGERS. The following table indicates as of December 31, 2004 the value, within the indicated range, of shares beneficially owned by the portfolio managers in the Fund. For purposes of this table, the following letters represent the range indicated below:

A-$0

B-$1 - $10,000
C-$10,001 - $50,000
D-$50,001 - $100,000
E-$100,001 - $500,000
F-$500,001 - $1,000,000
G-More than $1 million

Ownership of Trust Shares. None of the Portfolio Managers of the Classic Value Trust own any shares of this portfolio.

                           RIVERSOURCE INVESTMENT, LLC
                                 ("RIVERSOURCE")
                           Mid Cap Value Equity Trust

                                                                                             OWNERSHIP
                                                                                                 OF
                                                                                             SHARES OF
                                                  OTHER ACCOUNTS MANAGED                        THE
                                ----------------------------------------------------------    MID CAP    POTENTIAL
                                                                     APPROXIMATE TOTAL NET     VALUE     CONFLICTS
                                                                       ASSETS (excluding       EQUITY        OF      STRUCTURE OF
FUND        PORTFOLIO MANAGER        NUMBER AND TYPE OF ACCOUNT            the fund)           TRUST      INTEREST   COMPENSATION
----        -----------------   ----------------------------------   ---------------------   ---------   ---------   ------------
FUND NAME     WARREN SPITZ      6 REGISTERED INVESTMENT COMPANIES*       $11.17 BILLION         NONE
               LATON SPAHR                                                                      NONE
              STEVE SCHROLL                                                                     NONE

                                1 POOLED INVESTMENT VEHICLE              $0.16 BILLION                      (1)           (2)

                                1 OTHER ACCOUNT                          $0.01 BILLION

* The advisory fee paid is based in part on the performance of the fund or account.

POTENTIAL CONFLICTS OF INTEREST

(1) RiverSource Investments, LLC (RiverSource Investments) portfolio managers may manage one or more mutual fund as well as other types of accounts, including proprietary accounts, separate accounts for institutions and individuals, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage a separate account or other pooled investment vehicles whose fees may be materially greater than the management fees paid by the fund and may include a performance-based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of trades. RiverSource Investments has a fiduciary responsibility to all of the clients for which it manages accounts. RiverSource Investments seeks to provide best execution for all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and timely manner. RiverSource Investments has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.

STRUCTURE OF COMPENSATION

(2) The portfolio manager's compensation as a RiverSource Investments employee consists of (i) a base salary, (ii) an annual cash bonus, a portion of which may be subject to a mandatory deferral program, and (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual bonus is paid from a team bonus pool that is based on both mutual fund and institutional portfolio performance. Funding for the bonus pool is determined by a percentage of the aggregate assets under management in the accounts managed by the portfolio managers, including the Fund, and by the short term (typically one-year) and long-term (typically three year) pre-tax performance of those accounts in relation to the relevant peer group universe. Senior management of RiverSource Investments has the discretion to increase or decrease the size of the bonus pool and to determine the exact amount of each portfolio manager's bonus based on his/her performance as an employee. RiverSource Investments portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in the company's 401(k) plan, comparable to that received by other RiverSource Investments employees. Depending upon their job level, RiverSource Investments' portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource Investments employees at the same job level.

                           RCM CAPITAL MANAGEMENT LLC

                          Emerging Small Company Trust

     Portfolio Managers

     The Portfolio Managers of the John Hancock Trust Emerging Small Company Trust are Mr. Thomas Ross and Ms. Louis Laufersweiller.

     Other Accounts Managed

     The following summarizes information regarding each of the accounts, excluding portfolios of the John Hancock Trust that were managed by RCM Capital Management LLC ("RCM") portfolio managers as of December 31, 2005, including amounts managed by a team, committee, or other group that includes the portfolio manager. The advisory fee charged for managing each of these accounts is not based on performance.

                      OTHER POOLED VEHICLES     OTHER ACCOUNTS     OTHER REGISTERED INVESTMENT COMPANIES
                      ---------------------  --------------------  -------------------------------------
PORTFOLIO MANAGER       #   AUM ($ MILLION)   #   AUM ($ MILLION)            #   AUM ($ MILLION)
-----------------      ---  ---------------  ---  ---------------           ---  ---------------
Louise Laufersweiler    0             0       16       $590.3                1        $ 95.6
Thomas Ross             2        $188.7       11       $487.1                2        $142.8

     Compensation

     BASE SALARY. Each portfolio manager is paid a fixed base salary set at a competitive level, taking into consideration the portfolio manager's experience and responsibilities, as determined by RCM.

     ANNUAL BONUS AND PROFIT SHARING OPPORTUNITY. Each portfolio manager's compensation is directly affected by the performance of the individual portfolios he or she managers, including each Fund, as well as the performance of the individual's portfolio management team and the overall success of the firm. A target bonus amount is established at the beginning of the year based on peer data. The target bonus is subject to an increase or decrease at year-end based on firm profitability and individual performance. The individual performance criterion is derived from a calculation using both quantitative and qualitative factors. Approximately 70% of the individual's performance rating is quantitive, based on the pre-tax investment performance of the accounts managed by both the team and the individual, with 50% of the performance rating measured relative to the relevant Fund's benchmark and 50% of the rating measured relative to the performance of an appropriate peer group (either the relevant Fund's Lipper peer group). Performance is calculated over a three year trailing period. The remaining 30% of the bonus is based on a qualitive review of the individual's performance (with 10% from peer reviews and 20% from the appraisal by the individual's manager).

     Potential Conflicts of Interest

Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which the Adviser believes are faced by investment professionals at most major financial firms. RCM, the Adviser and the Trustees have adopted compliance policies and procedures that attempt to address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance ("performance fee accounts"), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

          - The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

          - The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

          - The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

     A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Adviser's trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating securities purchased or sold - for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

"Cross trades," in which one RCM account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Adviser and the Board of Trustees have adopted compliance procedures that provide that any transaction between the Funds and another Adviser-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account's objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A Fund's portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Fund's portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Funds. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(c) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages. See "Brokerage and Research Services".

A Fund's portfolio managers may also face other potential conflicts of interest in managing a Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, a Fund's portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. RCM's investment personnel, including each Fund's portfolio manager, are subject to restrictions on engaging in personal securities transactions, pursuant to Codes of Ethics adopted by the Adviser and the Funds, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds.

RCM and the Allianz Advisory Affiliates all engage in proprietary research and all acquire investment information and research services from broker-dealers. RCM and the Allianz Advisory Affiliates share such research and investment information.

     Securities Ownership

The following table discloses the dollar range of equity securities beneficially owned by each portfolio manager in the John Hancock Fund the portfolio manager manages, as of December 31, 2005:

EMERGING SMALL COMPANY TRUST

Tom Ross               None
Louise Laufersweiler   None

                      SALOMON BROTHERS ASSET MANAGEMENT INC
                               Special Value Trust

Portfolio Managers. The Portfolio Managers of the portfolio are:

Special Value Trust: Peter J. Hable

Other Accounts Managed as of December 31, 2005.

                      Assets Under Management (in Billions)         Number of Accounts
                    -----------------------------------------   -------------------------
                    Registered   Other Pooled                   Registered   Other Pooled
                    Investment    Investment                    Investment    Investment
Portfolio Manager    Companies     Accounts     Other   Total    Companies     Accounts     Other    Total
-----------------   ----------   ------------   -----   -----   ----------   ------------   -----   ------
Hable                  13.19         0.42        9.90   23.51     96,007           2          21    96,030

Material Conflicts of Interest

Material conflicts of interest may arise when a Fund's portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for certain of the portfolio managers listed in the table above. These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Manager Compensation

     Citigroup Asset Management ("CAM") investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is fixed and typically determined based on market factors and the skill and experience of individual investment personnel.

CAM has implemented an investment management incentive and deferred compensation plan (the "Plan") for its investment professionals, including the fund's portfolio manager(s). Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of CAM investment professionals with those of fund shareholders and other CAM clients. Under the Plan a "base incentive pool" is established for each team each year as a percentage of CAM's revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team's revenues are typically expected to increase or decrease depending on the effect that the team's investment performance as well as inflows and outflows have on the level of assets in the investment products managed by the team. The "base incentive pool" of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

The investment team's incentive pool is then adjusted to reflect its ranking among a "peer group" of non-CAM investment managers and the team's pre-tax investment performance against the applicable product benchmark (e.g. a securities index and, with respect to a fund, the benchmark set forth in the fund's prospectus to which the fund's average annual total returns are compared or, if none, the benchmark set forth in the fund's annual report). Longer-term (5- year) performance will be more heavily weighted than shorter-term (1- year) performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable CAM chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

Up to 20% of an investment professional's annual incentive compensation is subject to deferral. Of that principal deferred award amount, 50% will accrue a return based on the hypothetical returns of the investment fund or product that is the primary focus of the investment professional's business activities with the Firm, and 50% may be received in the form of Legg Mason restricted stock shares.

Ownership of Trust Shares. Mr. Hable did not own any shares of the Special Value Trust.

                           SOVEREIGN ASSET MANAGEMENT
                                Active Bond Trust
                             Strategic Income Trust
                              Emerging Growth Trust
                                High Income Trust

PORTFOLIO MANAGERS AND OTHER ACCOUNTS MANAGED. The Portfolio Managers of the Active Bond Trust are Howard C. Greene, Benjamin A. Matthews and Barry H. Evans. As of December 31, 2005, each portfolio manager managed the following other accounts:

                                             OTHER ACCOUNTS BY MANAGED THE PORTFOLIO MANAGER
PORTFOLIO MANAGER NAME          FUND                   (AS OF DECEMBER 31, 2005)
----------------------   -----------------   -----------------------------------------------
Barry H. Evans           Active Bond Trust   Other Registered Investment Companies:
                                             ELEVEN (11) FUNDS with total assets of $3.2
                                             BILLION.

                                             Other Pooled Investment Vehicles: NONE

                                             Other Accounts: TWENTY-ONE (21) ACCOUNTS
                                             with total assets of approximately $5.6
                                             BILLION.

Howard C. Greene         Active Bond Trust   Other Registered Investment Companies: THREE
                                             (3) FUNDS with total assets of $1.4 BILLION.

                                             Other Pooled Investment Vehicles: NONE

                                             Other Accounts: TWENTY (20) ACCOUNTS with
                                             total assets of approximately $5.5 BILLION.

Benjamin A. Matthews     Active Bond Trust   Other Registered Investment Companies: TWO
                                             (2) FUNDS with total assets of $1.2 BILLION.

                                             Other Pooled Investment Vehicles: NONE

                                             Other Accounts: TWENTY TWO (22) ACCOUNTS
                                             with total assets of approximately $5.5
                                             BILLION.

Sovereign Asset Management does not generally receive a fee based upon the investment performance of the accounts reflected in the table above, except that, with respect to Howard C. Greene, Benjamin A. Matthews, and Barry H. Evans, Sovereign Asset Management receives a performance-based fee with respect to one (1) Other Account with total assets of approximately $404 million as of December 31, 2005.

The portfolio managers of the Strategic Income Trust are: Frederick L. Cavanaugh, Jr. and Daniel S. Janis, III and John F. Iles. As of December 31, 2005, each portfolio manager managed the following other accounts:

                                                                     OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER
PORTFOLIO MANAGER NAME                FUND                                      (AS OF DECEMBER 31, 2005)
----------------------       ----------------------  ------------------------------------------------------------------------------
Frederick L. Cavanaugh, Jr.  Strategic Income Trust  Other Registered Investment Companies: ONE (1) FUND with total assets of approximately $1.5 BILLION.

                                                     Other Pooled Investment Vehicles: TWO (2) ACCOUNTS with total assets of approximately $63.5 MILLION.

                                                     Other Accounts: TWO (2) ACCOUNTS with total assets of approximately $71
                                                     MILLION.

Barry H. Evans               Strategic Income Trust  Other Registered Investment Companies: ELEVEN (11) FUNDS with total assets of
                                                     $3.2 BILLION.

                                                     Other Pooled Investment Vehicles: NONE

                                                     Other Accounts: TWENTY-ONE (21) ACCOUNTS with total assets of approximately
                                                     $5.6 BILLION.

Daniel S. Janis, III         Strategic Income Trust  Other Registered Investment Companies: ONE (1) FUND with total assets of approximately $1.5 BILLION.

                                                     Other Pooled Investment Vehicles: TWO (2) ACCOUNTS WITH TOTAL ASSETS OF
                                                     APPROXIMATELY $63.5 MILLION.

                                                     Other Accounts: TWO (2) ACCOUNTS with total assets of approximately $71
                                                     MILLION.

John F. Iles                 Strategic Income Trust  Other Registered Investment Companies: ONE (1) FUND with total assets of approximately $1.5 BILLION.

                                                     Other Pooled Investment Vehicles: TWO (2) ACCOUNTS with total assets of approximately $63.5 MILLION.

                                                     Other Accounts: TWO (2) ACCOUNTS with total assets of approximately $71
                                                     MILLION.

Sovereign Asset Management does not generally receive a fee based upon the investment performance of the accounts reflected in the table above.

The portfolio managers of the Emerging Growth Trust are: Alan E. Norton and Henry E. Mehlman. As of December 31, 2005, each portfolio manager managed the following other accounts:

                                                                     OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER
PORTFOLIO MANAGER NAME                FUND                                      (AS OF DECEMBER 31, 2005)
----------------------       ----------------------  ------------------------------------------------------------------------------
Alan E. Norton               Emerging Growth Trust   Other Registered Investment Companies: THREE (3) FUNDS with total assets of approximately $457 MILLION.

                                                     Other Pooled Investment Vehicles: NONE

                                                     Other Accounts: 28 ACCOUNTS with total assets of approximately $9.6 MILLION.

Henry E. Mehlman             Emerging Growth Trust   Other Registered Investment Companies: THREE (3) FUNDS with total assets of approximately $457 MILLION.

                                                     Other Pooled Investment Vehicles: NONE

                                                     Other Accounts: 28 ACCOUNTS with total assets of approximately $9.6 MILLION.


The portfolio manager of the High Income Trust is: Arthur N. Calavritinos, CFA. As of December 31, 2005, Mr. Calavritinos managed the following other accounts:

                                                                     OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER
PORTFOLIO MANAGER NAME                FUND                                      (AS OF DECEMBER 31, 2005)
----------------------       ----------------------  ------------------------------------------------------------------------------
Arthur N. Calavritinos       High Income Trust       Other Registered Investment Companies: One (1) FUND with total assets of approximately $836.1 MILLION.

                                                     Other Pooled Investment Vehicles: NONE

                                                     Other Accounts: NONE.

Sovereign Asset Management does not generally receive a fee based upon the investment performance of the accounts reflected in the table above.

Potential Conflicts of Interest. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Sovereign Asset Management does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Sovereign Asset Management has adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Sovereign Asset Management has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See "Compensation of Portfolio Managers" below.

A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. Sovereign Asset Management has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, Sovereign Asset Management's policies generally require that such trades be "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Sovereign Asset Management will place the order in a manner intended to result in as favorable a price as possible for such client.

A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Sovereign Asset Management receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation. The investment performance on specific accounts is not a factor in determining the portfolio manager's compensation. See "Compensation of Portfolio Managers" below. Sovereign Asset Management receives a performance-based fee with respect to one of the accounts managed by the portfolio managers of Active Bond Fund.

A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. Sovereign Asset Management imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts. If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Sovereign Asset Management seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Structure of Compensation. Sovereign Asset Management has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied systematically among investment professionals At Sovereign Asset Management, the structure of compensation of investment professionals is currently comprised of the following basic components: base salary and an annual investment bonus plan, as well as customary benefits that are offered generally to all full-time employees of Sovereign Asset Management. A limited number of senior portfolio managers, who serve as officers of both Sovereign Asset Management and its parent company, may also receive options or restricted stock grants of common shares of Manulife Financial. The following describes each component of the compensation package for the individuals identified as a portfolio manager for the fund.

BASE SALARY. Base compensation is fixed and normally reevaluated on an annual basis. Sovereign Asset Management seeks to set compensation at market rates, taking into account the experience and responsibilities of the investment professional.

INVESTMENT BONUS PLAN. Only investment professionals are eligible to participate in the Investment Bonus Plan. Under the plan, investment professionals are eligible for an annual bonus. The plan is intended to provide a competitive level of annual bonus compensation that is tied to the investment professional achieving superior investment performance and aligns the financial incentives of Sovereign Asset Management and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be well in excess of base salary. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses under the plan:

INVESTMENT PERFORMANCE: The investment performance of all accounts managed by the investment professional over one and three- year periods are considered. The pre-tax performance of each account is measured relative to an appropriate peer group benchmark (for example a Morningstar large cap growth peer group if the fund invests primarily in large cap stocks with a growth strategy). With respect to fixed income accounts, relative yields are also used to measure performance.

THE PROFITABILITY OF Sovereign Asset Management: The profitability of Sovereign Asset Management and its parent company are also considered in determining bonus awards, with greater emphasis placed upon the profitability of Sovereign Asset Management.

NON-INVESTMENT PERFORMANCE: The more intangible contributions of an investment professional to Sovereign Asset Management business, including the investment professional's support of sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are evaluating in determining the amount of any bonus award.

OPTIONS AND STOCK GRANTS. A limited number of senior investment professionals may receive options to purchase shares of Manulife stock. Generally, such option would permit the investment professional to purchase a set amount of stock at the market price on the date of grant. The option can be exercised for a set period (normally a number of years or until termination of employment) and the investment professional would exercise the option if the market value of Manulife stock increases. Some investment professionals may receive restricted stock grants, where the investment professional is entitle to receive the stock at no or nominal cost, provided that the stock is forgone if the investment professional's employment is terminated prior to a vesting date.

Sovereign Asset Management also permits investment professionals to participate on a voluntary basis in a deferred compensation plan, under which the investment professional may elect on an annual basis to defer receipt of a portion of their compensation until retirement. Participation in the plan is voluntary. No component of the compensation arrangements for the investment professionals involves mandatory deferral arrangements.

While the profitability of John Sovereign Asset Management and the investment performance of the accounts that the investment professionals maintain are factors in determining an investment professional's overall compensation, the investment professional's compensation is not linked directly to the net asset value of any fund.

Ownership of Trust Shares. Neither Howard C. Greene, Benjamin A. Matthews and Barry H. Evans own any shares of the Active Bond Trust. Neither Frederick L. Cavanaugh, Jr., Daniel S. Janis, III and John F. Iles own any shares of the Strategic Income Trust. Neither Alan Norton or Henry Mehlman owns any shares of the Emerging Growth Trust.

                           SSGA FUNDS MANAGEMENT, INC.
                       International Equity Index Trust A
                       International Equity Index Trust B

SSgA FM manages the Funds' assets using a team of investment professionals. The two Portfolio Managers primarily responsible for the management of the Fund are Jeffrey Beach and Tom Coleman.

Other Accounts Managed

As of December 31, 2005 Jeffrey Beach served as portfolio managers for (i) 1 registered investment companies with approximately $173.6 million in total net assets, (ii) 1 pooled investment vehicles with approximately $20.4 billion in total net assets, and (iii) 0 other accounts with approximately $0.0 in total net assets. None of these accounts have performance based fees.

As of December 31, 2005 Tom Coleman served as portfolio managers for (i) 5 registered investment companies with approximately $1.3 billion in total net assets, (ii) 36 pooled investment vehicles with approximately $3.7 billion in total net assets, and (iii) 12 other accounts with approximately $3.1 billion in total net assets. None of these accounts have performance based fees.

Compensation

The compensation of SSgA FM's investment professionals is based on a number of factors. The first factor considered is external market. Through extensive compensation survey process, SSgA FM seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a compe itive baseline in the areas of base pay, bonus, and long term incentive (i.e. equity). The second factor taken into consideration is the size of the pool available for this compensation. SSgA FM is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of the Advisor and its affiliates. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated on a discretionary basis to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone's compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining equity allocations.

Conflicts

A Portfolio Manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Fund. Potential conflicts may arise out of (a) the Portfolio Manager's execution of different investment strategies for various accounts or (b)the allocation of investment opportunities among the Portfolio Manager's accounts with the same strategy.

A potential conflict of interest may arise as a result of the Portfolio Manager's responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the Portfolio Manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The Portfolio Manager may also manage accounts whose objectives and policies differ from that of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the Portfolio Manager may have adverse consequences for another account managed by the Portfolio Manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security. A potential conflict may arise when the Portfolio Manager is responsible for accounts that have different advisory fees - the difference in fees could create an incentive for the Portfolio Manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the Portfolio Manager has an investment in one or more accounts that participates in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.

Ownership of Trust Shares

Neither Jeffrey Beach nor Tom Coleman own any shares of the International Equity Index Trust A or the International Equity Index Trust B.

                        SUSTAINABLE GROWTH ADVISERS, L.P.
                        U.S. Global Leaders Growth Trust

Portfolio Managers. The Portfolio Managers of the portfolio are Gordon M. Marchand, George P. Fraise and Robert L. Rohn. They are the persons primarily responsible for investing the portfolio's assets on a daily basis.

Other Accounts Managed. As of December 31, 2005, Messrs. Marchand, Fraise and Rohn served as portfolio managers for (i) 2 registered investment companies with approximately $2.2 billion in total net assets, (ii) 1 wrap program with approximately $49 million in total net assets, and 11 other accounts with approximately $55 million in total net assets. None of these accounts have performance based advisory fees.

Potential Conflicts of Interest. Each of the accounts managed by Messrs. Marchand, Fraise and Rohn have only one investment strategy - sustainable growth with a global reach.

While these accounts have many similarities, the investment performance of each account will be different due to differences in fees, expenses and cash flows. Sustainable Growth Advisers has adopted compliance procedures to manage potential conflicts of interest such as allocation of investment opportunities and aggregated trading.

Structure of Compensation. Sustainable Growth Advisers, LP is 72% equally owned by the firm's three Principals/Portfolio Managers. The remaining 28% is owned by other SGA associates active in the firm's business. Their compensation is based on the net profits of the firm.

Ownership of the U.S. Global Leaders Growth Trust. None of the Portfolio Managers beneficially own shares of the U.S. Global Leaders Growth Trust.

                         T. ROWE PRICE ASSOCIATES, INC.
                           Science & Technology Trust
                            Small Company Value Trust
                              Health Sciences Trust
                             Blue Chip Growth Trust
                               Equity-Income Trust
                                 Mid Value Trust
                              Spectrum Income Trust
                            Real Estate Equity Trust

Other Accounts Managed

As of December 31, 2005, the portfolio managers managed the following other accounts.

                                          NUMBER OF       TOTAL
                                           Accounts      ASSETS*
                                          ---------   -------------
                                                      (in millions)
PRESTON G. ATHEY, CFA, CIC
Small Company Value Trust
- registered investment companies:.....       7          6,955.9
- other pooled investment vehicles:....       3             38.0
- other accounts:......................       9            838.5

                                          NUMBER OF       TOTAL
                                           Accounts      ASSETS*
                                          ---------   -------------
                                                      (in millions)
KRIS H. JENNER M.D., D. PHIL
Health Sciences Trust
- registered investment companies: ....       5          2,362.7
- other pooled investment vehicles:....       3            361.9
- other accounts:......................       1             29.7

                                          NUMBER OF       TOTAL
                                           Accounts      ASSETS*
                                          ---------   -------------
                                                      (in millions)
LARRY J. PUGLIA, CFA, CPA
Blue Chip Growth Trust
- registered investment companies: ....       8          12,926.3
- other pooled investment vehicles:....       3             797.1
- other accounts:......................      12           1,184.6

                                          NUMBER OF       TOTAL
                                           Accounts      ASSETS*
                                          ---------   -------------
                                                      (in millions)
BRIAN C. ROGERS, CFA, CIC
Equity-Income Trust
Spectrum Income Trust
- registered investment companies: ....      13          29,246.7
- other pooled investment vehicles:....       1             324.4

- other accounts:......................      15          1,196.0

                                          NUMBER OF       TOTAL
                                           Accounts      ASSETS*
                                          ---------   -------------
                                                      (in millions)
MICHAEL F. SOLA, CFA
Science & Technology Trust
- registered investment companies: ....       3          5,097.3
- other pooled investment vehicles:....       0                0
- other accounts:......................       0                0

                                          NUMBER OF       TOTAL
                                           Accounts      ASSETS*
                                          ---------   -------------
                                                      (in millions)
DAVID J. WALLACK
Mid Value Trust
- registered investment companies: ....       3           6,324.8
- other pooled investment vehicles:....       1              36.9
- other accounts:......................       1              89.6

                                          NUMBER OF       TOTAL
                                           Accounts      ASSETS*
                                          ---------   -------------
                                                      (in millions)
DAVID M. LEE, CFA
Real Estate Equity Trust
- registered investment companies: ....       1           961.1
- other pooled investment vehicles:....       0               0
- other accounts:......................       0               0

                                          NUMBER OF       TOTAL
                                           Accounts      Assets
                                          ---------   -------------
                                                      (in millions)
EDMUND M. NOTZON, III
Spectrum Income Trust
- registered investment companies: ....      29        $ 3,337.0**
- other pooled investment vehicles:....      37          3,821.7
- other accounts:......................      13         12,535.5

                                          NUMBER OF       TOTAL
                                           Accounts      Assets*
                                          ---------   -------------
                                                      (in millions)
DANIEL O. SHACKELFORD
Spectrum Income Trust
- registered investment companies: ....      10       4,672,005,647
- other pooled investment vehicles:....       0                   0
- other accounts:......................       6       1,489,999,101

                                          NUMBER OF       TOTAL
                                           Accounts      Assets*
                                          ---------   -------------
                                                      (in millions)
MARK J. VASELKIV
Spectrum Income Trust
- registered investment companies: ....       8          5,019.4
- other pooled investment vehicles:....      13          3,164.8
- other accounts:......................      11          1,680.7

                                          NUMBER OF       TOTAL
                                           Accounts      Assets*
                                          ---------   -------------
                                                      (in millions)
IAN KELSON
Spectrum Income Trust
- registered investment companies: ....       8          2,335.2
- other pooled investment vehicles:....       3             56.0
- other accounts:......................       1             44.3

                                          NUMBER OF       TOTAL
                                           Accounts      Assets*
                                          ---------   -------------
                                                      (in millions)
CONNIE BAVELY
Spectrum Income Trust
- registered investment companies: ....       6          1,487.0
- other pooled investment vehicles:....       0                0
- other accounts:......................       0                0

* Total assets are based on T. Rowe Price internal records as of December 31, 2005.

** Includes assets of underlying registered investment companies and other portfolios in fund-of-funds where Mr. Notzon is the lead portfolio manager.

Please be advised that the portfolio managers named above did not manage any accounts for which advisory fees are based on performance.

Potential Conflicts of Interest. We are not aware of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Funds' investments and the investments of the other account(s) included this response.

Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the "Portfolio Manager Compensation", T. Rowe Price portfolio managers' compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

Portfolio Manager Compensation. Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors:

Investment performance over 1, 3, 5 and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to a broad-based index (ex. S&P500) and an applicable Lipper index (ex. Large-Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms.

Performance is primarily measured on a pre-tax basis though tax efficiency is considered and is especially important for tax efficient funds. Compensation is viewed with a long term time horizon. The more consistent a manager's performance over time, the higher the compensation opportunity. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed-income funds, a fund's expense ratio is usually taken into account.

Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long-term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio managers.

Ownership of Shares of Trust Portfolios Managed. None of the portfolio managers beneficially own any shares of the Trust portfolios managed by the portfolio manager.

                        TEMPLETON GLOBAL ADVISORS LIMITED
                                  Global Trust

Portfolio Managers. The Portfolio Managers of the portfolios are:

International Value Trust: Jeffrey A. Everett, CFA, Murdo Murchison, CFA and Lisa Myers, JD, CFA.

                                               TOTAL ASSETS MANAGED
                            TYPE OF             IN ACCOUNT (US MIL)
NAME OF PORTFOLIO MANAGER   ACCOUNT   NUMBER         12/31/05
-------------------------   -------   ------   --------------------
JEFFREY A. EVERETT            RIC       10            $60,499
                              OPI       11             11,922
                              OA         8                617
MURDO MURCHISON, CFA          RIC        8             63,348
                              OPI        6              9,577
                              OA         4                399
LISA MYERS, JD, CFA           RIC        9             31,319
                              OPI       11              3,598
                              OA         8                752

None of these accounts pay a performance based advisory fee.

Conflicts. The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation. The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

     BASE SALARY Each portfolio manager is paid a base salary.

     ANNUAL BONUS Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

     - Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

     - Research Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time, productivity and quality of recommendations, and peer evaluation.

     - Non-investment performance. For senior portfolio managers, there is a qualitative evaluation based on leadership and the mentoring of staff.

     - Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

     ADDITIONAL LONG-TERM EQUITY-BASED COMPENSATION Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

Ownership of Trust Shares. None of the portfolio managers own any shares of the International Value Trust or International Small Cap Trust.

                       TEMPLETON INVESTMENT COUNSEL, INC.
                            International Value Trust
                          International Small Cap Trust

PORTFOLIO MANAGERS. The Portfolio Managers of the portfolios are:

International Value Trust: Tucker Scott, CFA, Cindy Sweeting, CFA and Antonio Docal, CFA.

International Small Cap Trust: Tucker Scott, CFA, Cindy Sweeting, CFA and Simon Rudolph.

INTERNATIONAL VALUE TRUST

                            TYPE OF             TOTAL ASSETS MANAGED IN
NAME OF PORTFOLIO MANAGER   ACCOUNT   NUMBER   ACCOUNT (US MIL) 12/31/05
-------------------------   -------   ------   -------------------------
TUCKER SCOTT, CFA             RIC       14               $7,024
                              OPI       23                2,384
                              OA         6                2,273
CINDY SWEETING, CFA           RIC        7                8,600
                              OPI       13                3,440
                              OA        12                1,299
ANTONIO DOCAL, CFA            RIC        7                7,111
                              OPI       36                5,376
                              OA        23                3,887

INTERNATIONAL SMALL CAP TRUST

                            TYPE OF             TOTAL ASSETS MANAGED IN
NAME OF PORTFOLIO MANAGER   ACCOUNT   NUMBER   ACCOUNT (US MIL) 12/31/05
-------------------------   -------   ------   -------------------------
TUCKER SCOTT, CFA             RIC       14               $7,755
                              OPI       23                2,384
                              OA         6                2,273
CINDY SWEETING, CFA           RIC        7                9,330
                              OPI       13                3,440
                              OA        12                1,299
SIMON RUDOLPH, ACA            RIC        3                1,272
                              OPI       10                  683
                              OA         8                1,392

None of these accounts pay a performance based advisory fee.

Conflicts. The management of multiple funds, including the International Value Trust and International Small Cap Trust (the "Funds"), and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Funds. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Funds may outperform the securities selected for the Funds. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Funds may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Funds have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation. The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

     BASE SALARY Each portfolio manager is paid a base salary.

     ANNUAL BONUS Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Funds, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

     - Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

     - Research Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time, productivity and quality of recommendations, and peer evaluation.

     - Non-investment performance. For senior portfolio managers, there is a qualitative evaluation based on leadership and the mentoring of staff.

     - Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

     ADDITIONAL LONG-TERM EQUITY-BASED COMPENSATION Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

Ownership of Trust Shares. None of the portfolio managers own any shares of the International Value Trust or

International Small Cap Trust.

                   UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC.
                             Global Allocation Trust
                                 Large Cap Trust

     The following table provides information relating to accounts managed by the portfolio managers as of December 31, 2005:

                     Registered               Other Pooled
                Investment Companies       Investment Vehicles          Other Accounts
              -----------------------   ------------------------   -----------------------
                       Assets Managed             Assets Managed            Assets Managed
              Number    (in millions)   Number    (in millions)    Number    (in millions)
              ------   --------------   ------   ---------------   ------   --------------
Brian D.
   Singer        7     $6,838,000,000     10     $ 6,721,000,000     26     $2,349,617,968
John C.
   Leonard      13     $1,932,556,751     60     $12,984,855,107     14     $1,972,012,446
Thomas M.
   Cole         13     $1,932,556,751     60     $12,984,855,107     14     $1,972,012,446
Thomas
   Digenan      13     $1,932,556,751     60     $12,984,855,107     14     $1,972,012,446
Scott Hazen     13     $1,932,556,751     60     $12,984,855,107     14     $1,972,012,446

     The management of a portfolio and other accounts by a portfolio manager could result in potential conflicts of interest if the portfolio and other accounts have different objectives, benchmarks and fees because the portfolio manager and his team must allocate time and investment expertise across multiple accounts, including the portfolio. The portfolio manager and his team manage the portfolio and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. UBS Global Asset Management (Americas) Inc. manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

          If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the portfolio may not be able to take full advantage of that opportunity due to an allocation or filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, UBS Global Asset Management (Americas) Inc. has adopted procedures for allocating portfolio trades among multiple accounts to provide fair treatment to all accounts.

          The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. UBS Global Asset Management (Americas) Inc. has adopted Codes of Ethics that govern such personal trading, but there is no assurance that the Codes will adequately address all such conflicts.

          The compensation received by portfolio managers at UBS Global Asset Management includes a base salary and incentive compensation based on the portfolio manager's personal performance.

UBS Global Asset Management's compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture. They also align the interests of our investment professionals with the interests of UBS Global Asset Management's clients. Overall compensation can be grouped into four categories:

     - Competitive salary, benchmarked to maintain competitive compensation opportunities.

     - Annual bonus, tied to individual contributions and investment performance.

     - UBS equity awards, promoting company-wide success and employee retention.

     - Partnership Incentive Program (PIP), a phantom-equity-like program for key senior staff.

Base salary is fixed compensation used to recognize the experience, skills and knowledge that the investment professionals bring to their roles. Salary levels are monitored and adjusted periodically in order to remain competitive within the investment management industry.

Annual bonuses are strictly and rigorously correlated with performance. As such, annual incentives can be highly variable, and are based on three components: 1) the firm's overall business success; 2) the performance of the respective asset class and/or investment mandate; and 3) an individual's specific contribution to the firm's results. UBS Global Asset Management strongly believes that tying bonuses to both long-term (3-year) and shorter-term (1-year) portfolio performance closely aligns our investment professionals' interests with those of UBS Global Asset Management's clients. A portion of each portfolio manager's bonus is based on the performance of each portfolio the portfolio manages as compared to the portfolio's broad-based index over a three-year rolling period.

UBS AG equity. Senior investment professionals, including each portfolio manager, may receive a portion of their annual performance-based incentive in the form of deferred or restricted UBS AG shares or employee stock options. UBS Global Asset Management believes that this reinforces the critical importance of creating long-term business value, and also serves as an effective retention tool as the equity shares typically vest over a number of years.

Broader equity share ownership is encouraged for all employees through "Equity Plus". This long-term incentive program gives employees the opportunity to purchase UBS stock with after-tax funds from their bonus or salary. Two UBS AG stock options are given for each share acquired and held for two years. UBS Global Asset Management feels that this engages its employees as partners in the firm's success, and helps to maximize its integrated business strategy.

Partnership Incentive Program (PIP). Designed to promote an entrepreneurial culture and drive long-term thinking, the PIP is a phantom-equity-like program for key senior staff (approximately top 2%). By tying compensation to overall firm performance over the mid-to longer-term, the program offers significant compensation opportunities for our senior staff. Each portfolio manager is eligible for this program.

Ownership of Trust Shares. None of the portfolio managers own any shares of the Global Allocation Trust or the Large Cap Trust.

                               UST ADVISERS, INC.

                           Value & Restructuring Trust

Set forth below is information regarding the individuals ("Portfolio Managers") identified in the prospectus as primarily responsible for the day-to-day management of the Fund. All asset information is as of December 31, 2004. For purposes of this information, "Adviser" refers to U.S. Trust.

MANAGEMENT OF OTHER ACCOUNTS. The table below shows the number of other accounts managed by each Portfolio Manager and the total assets in the accounts in each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

              Number of Other Accounts Managed and Total       Number of Accounts and Total Assets for
                        Assets by Account Type                 Which Advisory Fee is Performance Based
            ----------------------------------------------   ------------------------------------------
Name of       Registered     Other Pooled                    Registered   Other Pooled
Portfolio     Investment      Investment                     Investment    Investment
Manager        Companies       Vehicles     Other Accounts    Companies     Vehicles     Other Accounts
---------   --------------   ------------   --------------   ----------   ------------   --------------
David J.         1                0            457              None          None            None
Williams    $5.505 billion                  $1.179 billion      None          None            None
Timothy          2                0            273              None          None            None

              Number of Other Accounts Managed and Total       Number of Accounts and Total Assets for
                        Assets by Account Type                 Which Advisory Fee is Performance Based
            ----------------------------------------------   ------------------------------------------
Name of       Registered     Other Pooled                    Registered   Other Pooled
Portfolio     Investment      Investment                     Investment    Investment
Manager        Companies       Vehicles     Other Accounts    Companies     Vehicles     Other Accounts
---------   --------------   ------------   --------------   ----------   ------------   --------------
Evnin       $5.814 billion        0          $770 million       None          None            None
John             2                0           135               None          None            None
McDermott   $5.814 billion                   $289,177,978       None          None            None

COMPENSATION. Each Portfolio Manager receives compensation from the Adviser in connection with his management of the Fund and other accounts identified above which includes the following components: (1) base salary, (2) a bonus, and (3) an award for assets under management.

Base Salary. Each Portfolio Manager receives a fixed annual base salary. Base salary amounts are determined by the Adviser's senior management for asset management and human resources (for ease of reference, the "Compensation Committee") based upon a number of factors, including the Portfolio Manager's experience, overall performance, responsibilities, and the competitive market place for portfolio manager compensation.

Bonus. Each Portfolio Manager is eligible to receive a bonus in addition to his base salary. For each Portfolio Manager the bonus may consist of two components. The first component is a discretionary component ("Discretionary Bonus") determined as a percentage of the Portfolio Manager's base salary. The discretionary component counts for 35% of the Portfolio Manager's target. The level of the Discretionary Bonus is determined by the Compensation Committee based upon a number of factors, including the Adviser's profitability, the size of the eligible bonus pool and the Portfolio Manager's experience, overall performance, responsibilities, and the competitive market place for portfolio manager compensation. The specific performance of the Fund or other accounts managed by the Portfolio Manager as compared to a benchmark is not considered in determining the amount of the Discretionary Bonus. The second component of the eligible bonus award is a performance bonus ("Performance Bonus"). The investment performance results count for 65% of the Portfolio Manager's target. The amount of the Performance Bonus is determined based upon the investment performance of certain accounts managed by the Portfolio Manager (the "Bonus Accounts") as compared to an appropriate index as selected by the Adviser. Not all accounts for which the Portfolio Manager has responsibility are Bonus Accounts. Bonus Accounts are selected by the Adviser on the basis that they are generally representative of the class of securities managed by the Portfolio Manager for all of its accounts. The Bonus Accounts for each Portfolio Manager, and their index benchmarks, are as follows:

Portfolio Manager              Bonus Account(s)                         Index Benchmark(s)
-----------------   -------------------------------------   ------------------------------------------
David J. Williams   Excelsior  Value & Restructuring Fund   Lipper Multi-Cap Core Equity Funds Average
Timothy Evnin       Excelsior Mid Cap Value Fund            Lipper Mid-Cap Core Equity Funds Average
John McDermott      Excelsior Mid Cap Value Fund            Lipper Mid Cap Core Funds Average

The Performance Bonus amount is determined according to a formula established by the Compensation Committee which takes into account (1) whether the Bonus Account is an equity or a fixed income account, (2) the tenure of the Portfolio Manager in managing the Bonus Account, and (3) the investment performance of the Bonus Accounts as compared to the Index Benchmark over various periods. In general, long term performance has a greater impact on the Performance Bonus than short term performance.

Both the Discretionary Bonus and the Performance Bonus take into consideration a "target bonus factor", which is a factor of the Base Salary determined for each Portfolio Manager based on considerations of the Portfolio Manager's responsibilities. For example, an individual who serves as the leader of an investment discipline will have a higher target bonus factor - and therefore a higher potential Discretionary and Performance Bonus - than a Portfolio Manager who is not the leader of an investment discipline.

Assets Under Management Award. Portfolio Managers receive an award based on the size of all assets for which the Portfolio Manager has management responsibility. For purposes of this award, assets of all types of accounts are treated identically, i.e., no greater credit is given for assets in one type of account over another. The size of this award is determined by a schedule that sets different multiples depending on the Portfolio Manager's total assets under management. The schedule's asset ranges and multiples are determined at the discretion of the Compensation Committee.

Payments of amounts awarded under the Bonus and Assets Under Management Award are deferred and vest over a number of years. The purpose of this vesting program is to promote the retention of Portfolio Managers.

POTENTIAL CONFLICTS OF INTEREST

As reflected above, the Portfolio Managers manage accounts in addition to the portfolio. A Portfolio Manager's management of these other accounts may give rise to potential conflicts of interest. The Adviser has adopted policies and procedures that are designed to identify and minimize the effects of these potential conflicts, however there can be no guarantee that these policies and procedures will be effective in detecting potential conflicts or in eliminating the effects of any such conflicts.

Certain components of the Portfolio Managers' compensation structure may also give rise to potential conflicts of interest to the extent that a Portfolio Manager may have an incentive to favor or devote more effort in managing accounts that impact, or impact to a larger degree, their overall compensation. As reflected above, for Mr. Evnin and Mr. McDermott, the Fund does not serve as the Bonus Account for determining the amount of their Performance Bonus. As a result, since the Performance Bonus is directly tied to the performance of the Funds or accounts which are Bonus Accounts, they may have an incentive to favor their Bonus Account to the disadvantage of his other accounts that are not Bonus Accounts. The Adviser attempts to mitigate these conflicts by selecting Bonus Accounts that are generally representative of the class of securities managed by the Portfolio Manager for all of its accounts.

In addition, as described above, the level of the Discretionary Bonus is determined, in part, based upon the Adviser's profitability. Such profits are generally derived from the fees the Adviser receives for managing all of its investment management accounts. To the extent that accounts other than the Fund have the potential to generate more profits for the Adviser than the Fund, the Portfolio Managers may have an incentive to favor such other accounts.

Because Portfolio Managers manage multiple accounts with similar objectives, and thus frequently purchase and sell the same securities for such accounts, certain allocation issues may arise. In particular, if a Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one Fund or account, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. In addition, in the event a Portfolio Manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The Adviser has adopted policies and procedures that are designed to manage the risk that an account could be systematically advantaged or disadvantaged in connection with the allocation of investment opportunities and aggregation of trade orders. These policies and procedures may include, where consistent with the Adviser's duty to seek best execution on behalf of its clients, aggregation of orders from multiple accounts for execution.

OWNERSHIP OF FUND SECURITIES

None of the portfolio managers own any shares of the Value & Restructuring
Trust.

                       WELLINGTON MANAGEMENT COMPANY, LLP
                          Investment Quality Bond Trust
                               Mid Cap Stock Trust
                             Natural Resources Trust
                             Small Cap Growth Trust
                              Small Cap Value Trust

Portfolio Managers. The Portfolio Managers of the portfolios managed by Wellington Management Company are as follows:

Investment Quality Bond Trust: Thomas L. Pappas, CFA, Richard T. Crawford, CFA Mid Cap Stock Trust: Michael T. Carmen, CFA; Mario E. Abularach, CFA
Natural Resources Trust: James A. Bevilacqua, Karl E. Bandtel, CFA
Small Cap Growth Trust: Steven C. Angeli, CFA; Mario E. Abularach, CFA; Stephen Mortimer
Small Cap Value Trust: Stephen T. O'Brien, CFA, Timothy J. McCormack, CFA, Shaun
F. Pedersen

Other Accounts Managed.

The following tables show information regarding other accounts managed by the portfolio manager as of December 31, 2005:

  Richard T. Crawford, portfolio manager for the Investment Quality Bond Trust.

                                                              OTHER POOLED INVESTMENT
         OTHER REGISTERED INVESTMENT COMPANIES                       VEHICLES                    OTHER ACCOUNTS
--------------------------------------------------------   ----------------------------   ----------------------------
                            Number of        Assets        Number of         Assets       Number of        Assets
                             Accounts   (in $ millions)*    Accounts   (in $ millions)*    Accounts   (in $ millions)*
                            ---------   ----------------   ---------   ----------------   ---------   ----------------
All Accounts                    6             396.8            6            1,390.9           18            745.5

Accounts where
   advisory fee is based
   on account performance
   (Subset of above)            0               0.0            0                0.0            2            618.2

        *Assets are rounded to the nearest one hundred thousand dollars.

   Thomas L. Pappas, portfolio manager for the Investment Quality Bond Trust.

                                                              OTHER POOLED INVESTMENT
         OTHER REGISTERED INVESTMENT COMPANIES                       VEHICLES                    OTHER ACCOUNTS
--------------------------------------------------------   ----------------------------   ----------------------------
                            Number of        Assets        Number of         Assets       Number of        Assets
                             Accounts   (in $ millions)*    Accounts   (in $ millions)*    Accounts   (in $ millions)*
                            ---------   ----------------   ---------   ----------------   ---------   ----------------
All Accounts                    1             111.1            3             892.9            38           9,942.8

Accounts where
   advisory fee is based
   on account performance
   (Subset of above)            0               0.0            0               0.0             0               0.0

        *Assets are rounded to the nearest one hundred thousand dollars.

        Michael T. Carmen, portfolio manager for the Mid-Cap Stock Trust.

                                                             OTHER POOLED INVESTMENT
         OTHER REGISTERED INVESTMENT COMPANIES                      VEHICLES                    OTHER ACCOUNTS
-------------------------------------------------------   ----------------------------   ----------------------------
                           Number of        Assets        Number of         Assets       Number of        Assets
                            Accounts   (in $ millions)*    Accounts   (in $ millions)*    Accounts   (in $ millions)*
                           ---------   ----------------   ---------   ----------------   ---------   ----------------
All Accounts                   5            2,567.8           9             625.3            17            238.3

Accounts where
   advisory fee is based
   on account performance
   (Subset of above)            0                0.0           3             259.6             1             38.6

        *Assets are rounded to the nearest one hundred thousand dollars.

      Mario E. Abularach, portfolio manager for the Mid-Cap Stock Trust and
                             Small Cap Growth Trust

                                                              OTHER POOLED INVESTMENT
         OTHER REGISTERED INVESTMENT COMPANIES                       VEHICLES                    OTHER ACCOUNTS
--------------------------------------------------------   ----------------------------   ----------------------------
                            Number of        Assets        Number of         Assets       Number of        Assets
                             Accounts   (in $ millions)*    Accounts   (in $ millions)*    Accounts   (in $ millions)*
                            ---------   ----------------   ---------   ----------------   ---------   ----------------
All Accounts                    8            4,204.8           2             82.9             6             788.9

Accounts where
   advisory fee is based
   on account performance
   (Subset of above)            0                0.0           0              0.0             1             213.5

        *Assets are rounded to the nearest one hundred thousand dollars.

       Karl E. Bandtel, portfolio manager for the Natural Resources Trust.

                                                              OTHER POOLED INVESTMENT
         OTHER REGISTERED INVESTMENT COMPANIES                       VEHICLES                    OTHER ACCOUNTS
--------------------------------------------------------   ----------------------------   ----------------------------
                            Number of        Assets        Number of         Assets       Number of        Assets
                             Accounts   (in $ millions)*    Accounts   (in $ millions)*    Accounts   (in $ millions)*
                            ---------   ----------------   ---------   ----------------   ---------   ----------------
All Accounts                    4            8,780.1           19           8,293.3           20            468.5

Accounts where
   advisory fee is based
   on account performance
   (Subset of above)            0                0.0            8           4,730.2            0              0.0

        *Assets are rounded to the nearest one hundred thousand dollars.

     James A. Bevilacqua, portfolio manager for the Natural Resources Trust.

                                              OTHER REGISTERED             OTHER POOLED
                                            INVESTMENT COMPANIES        INVESTMENT VEHICLES          OTHER ACCOUNTS
                                          ------------------------   ------------------------   ------------------------
                                          Number of   Assets (in $   Number of   Assets (in $   Number of   Assets (in $
                                           Accounts    millions)*     Accounts    millions)*     Accounts    millions)*
                                          ---------   ------------   ---------   ------------   ---------   ------------
All Accounts                                  4          8,780.1         19         8,293.3         17          445.8
Accounts where advisory fee is based on
   account performance (Subset of
   above)                                     0              0.0          8         4,730.2          0            0.0

*    Assets are rounded to the nearest one hundred thousand dollars.

       Stephen Mortimer, portfolio manager for the Small Cap Growth Trust.

                                              OTHER REGISTERED             OTHER POOLED
                                            INVESTMENT COMPANIES        INVESTMENT VEHICLES          OTHER ACCOUNTS
                                          ------------------------   ------------------------   ------------------------
                                          Number of   Assets (in $   Number of   Assets (in $   Number of   Assets (in $
                                           Accounts    millions)*     Accounts    millions)*     Accounts    millions)*
                                          ---------   ------------   ---------   ------------   ---------   ------------
All Accounts                                  5          1,722.0         1           82.0           14          762.6
Accounts where advisory fee is based on
   account performance (Subset of
   above)                                     0              0.0         0            0.0            1          213.5

*    Assets are rounded to the nearest one hundred thousand dollars.

       Steven C. Angeli, portfolio manager for the Small Cap Growth Trust.

                                              OTHER REGISTERED             OTHER POOLED
                                            INVESTMENT COMPANIES        INVESTMENT VEHICLES          OTHER ACCOUNTS
                                          ------------------------   ------------------------   ------------------------
                                          Number of   Assets (in $   Number of   Assets (in $   Number of   Assets (in $
                                           Accounts    millions)*     Accounts    millions)*     Accounts    millions)*
                                          ---------   ------------   ---------   ------------   ---------   ------------
All Accounts                                  7          1,761.3         4           122.6          28         1,241.8
Accounts where advisory fee is based on
   account performance (Subset of
   above)                                     0              0.0         0             0.0           1           213.5

*    Assets are rounded to the nearest one hundred thousand dollars.

     Timothy T. McCormack, portfolio manager for the Small Cap Value Trust.

                                              OTHER REGISTERED             OTHER POOLED
                                            INVESTMENT COMPANIES        INVESTMENT VEHICLES          OTHER ACCOUNTS
                                          ------------------------   ------------------------   ------------------------
                                          Number of   Assets (in $   Number of   Assets (in $   Number of   Assets (in $
                                           Accounts    millions)*     Accounts    millions)*     Accounts    millions)*
                                          ---------   ------------   ---------   ------------   ---------   ------------
All Accounts                                  4           540.0          3           204.0          28         1,026.0
Accounts where advisory fee is based on
   account performance (Subset of
   above)                                     0             0.0          0             0.0           1            57.4

*    Assets are rounded to the nearest one hundred thousand dollars.

      Stephen T. O'Brien, portfolio manager for the Small Cap Value Trust.

                                              OTHER REGISTERED             OTHER POOLED
                                            INVESTMENT COMPANIES        INVESTMENT VEHICLES          OTHER ACCOUNTS
                                          ------------------------   ------------------------   ------------------------
                                          Number of   Assets (in $   Number of   Assets (in $   Number of   Assets (in $
                                           Accounts    millions)*     Accounts    millions)*     Accounts    millions)*
                                          ---------   ------------   ---------   ------------   ---------   ------------
All Accounts                                  4           540.0          3           204.0          26         1,033.2
Accounts where advisory fee is based on
   account performance (Subset of
   above)                                     0             0.0          0             0.0           1            57.4

*    Assets are rounded to the nearest one hundred thousand dollars.

       Shaun F. Pedersen, portfolio manager for the Small Cap Value Trust.

                                              OTHER REGISTERED             OTHER POOLED
                                            INVESTMENT COMPANIES        INVESTMENT VEHICLES          OTHER ACCOUNTS
                                          ------------------------   ------------------------   ------------------------
                                          Number of   Assets (in $   Number of   Assets (in $   Number of   Assets (in $
                                           Accounts    millions)*     Accounts    millions)*     Accounts    millions)*
                                          ---------   ------------   ---------   ------------   ---------   ------------
All Accounts                                  4           540.0          3           204.0          19         1,025.9
Accounts where advisory fee is based on
   account performance (Subset of
   above)                                     0             0.0          0             0.0           1            57.4

*    Assets are rounded to the nearest one hundred thousand dollars.

Potential Conflicts of Interest . Individual Investment Professionals at Wellington Management manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), bank common trust accounts, and hedge funds. Each Fund's portfolio managers listed in the prospectus who are primarily responsible for the day-to-day management of the Funds ("Investment Professionals") generally manage portfolios in several different investment styles. These portfolios may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the relevant Fund. The Investment Professionals make investment decisions for each portfolio, including the relevant Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that portfolio. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Fund, or make investment decisions that are similar to those made for the relevant Fund, both of which have the potential to adversely impact the relevant Fund depending on market conditions. For example, an Investment Professional may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees paid by the Fund to Wellington Management. Messrs. Bandtel and Bevilacqua also manage hedge funds, which pay performance allocations to Wellington

Management or its affiliates. Because incentive payments paid by Wellington Management to Investment Professional are tied to revenues earned by Wellington Management, and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given Fund may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on Investment Professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management's Investment Professionals. Although Wellington Management does not track the time an Investment Professional spends on a single portfolio, Wellington Management does periodically assess whether an Investment Professional has adequate time and resources to effectively manage the Investment Professional's various client mandates.

Structure of Compensation.

Each Fund pays Wellington Management a fee based on the assets under management of the Funds as set forth in an Investment Sub-Advisory Agreement between Wellington Management and the Adviser with respect to each Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the each Fund. The following information relates to the fiscal year ended December 31, 2005.

Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to our clients. Wellington Management's compensation of Investment Professionals" includes a base salary and incentive components. The base salary for each Investment Professional who is a partner of Wellington Management is determined by the Managing Partners of the firm. A partner's base salary is generally a fixed amount that may change as a result of an annual review. The base salaries for all other Investment Professionals are determined by the Investment Professional's experience and performance in their role as an Investment Professional. Base salaries for employees are reviewed annually and may be adjusted based on the recommendation of the Investment Professional's business manager, using guidelines established by Wellington Management's Compensation Committee, which has final oversight responsibility for base salaries for employees of the firm. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the relevant Fund and generally each other portfolio managed by such Investment Professional. Each equity Investment Professional's incentive payment relating to a Fund is linked to the gross pre-tax performance of the Fund compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmark or peer groups, time periods and rates may differ) to other portfolios managed by these Investment Professionals, including portfolios with performance fees. Fixed income Investment Professionals' incentive on the relevant Fund is based solely on the revenues earned by Wellington Management. There is no potential for additional performance-related compensation. The portfolio based incentives across all portfolios managed by an Investment Professional can, and typically do, represent a significant portion of an Investment Professional's overall compensation; performance-based incentive compensation varies significantly by individual and can vary significantly from year to year. Some Investment Professionals are also eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than portfolio performance. Each partner of Wellington Management is also eligible to participate in a partner-funded tax-qualified retirement plan, the contributions to which are made pursuant to an actuarial formula as a partner of the firm.

Each of the following Investment Professionals is a partner of the firm:

     -    Steven C. Angeli

     -    Karl E. Bandtel

     -    James A. Bevilacqua

     -    Michael T. Carmen

     -    Matthew E. Megargel

     -    Stephen T. O'Brien

     -    Thomas L. Pappas

Wellington Management's incentive payments to its Investment Professionals are based on comparisons of each Fund's performance relative to the following benchmark and/or relevant peer group:

FUND                            INCENTIVE BENCHMARK(S) / PEER GROUPS
----                            ------------------------------------
Small Cap Growth Trust          Russell 2000 Growth Index

Mid Cap Stock Trust             50% Russell Mid Cap Growth Index/50%
                                Lipper Mid Cap Growth Average

Natural Resources Trust         60% MSCI World Energy Index/30% MSCI
                                World Metals & Mining Index/10% MSCI
                                World Paper & Forest Products Index

Small Cap Value Trust           Russell 2000 Value Index

Investment Quality Bond Trust   Not Applicable

Ownership of Trust Shares. None of the portfolio managers own any shares of the Trust.

                     WELLS CAPITAL MANAGEMENT, INCORPORATED
                                 ("WELLS FARGO")
                                 Core Bond Trust
                           U.S. High Yield Bond Trust

Portfolio Managers.

     The Portfolio Managers of the Core Bond Trust are William C. Stevens and Marie A. Chandoha. The Portfolio Managers of the U.S. High Yield Bond Trust are Roger Wittlin, Phil Susser and Chris Lee.

Other Accounts Managed.

As of December 31, 2005, Mr. Stevens served as portfolio manager for (i) 9 registered investment companies with approximately $5.5 billion in total net assets (includes net assets of the Core Bond Trust), (ii) 7 other pooled investment vehicles with approximately $1.5 billion in total net assets, and approximately 43 other accounts with approximately $7 billion in total net assets. (Includes 8 personal accounts of Mr. Stevens.)

As of December 31, 2005, Ms. Chandoha served as portfolio managers for (i) 8 registered investment companies with approximately $5 billion in total net assets (includes net assets of the Core Bond Trust), (ii) 7 other pooled investment vehicles with approximately $1.5 billion in total net assets, and approximately 40 other accounts with approximately $7 billion in total net assets. (Includes 5 personal accounts of Ms. Chandoha).

As of December 31, 2005, Roger Wittlin served as portfolio managers for (i) 3 registered investment companies with approximately $542 million in total net assets (includes net asset of the U.S. High Yield Bond Trust), (ii) 4 other pooled investment vehicles with approximately $764.8 million in total net assets, and approximately 19 other accounts with approximately $1 Billion in total net assets (includes 7 personal accounts of Mr. Wittlin).

As of December 31, 2005, Phil Susser served as portfolio managers for (i) 3 registered investment companies with approximately $542 million in total net assets (includes net asset of the U.S. High Yield Bond Trust), (ii) 4 other pooled investment vehicles with approximately $764.8 million in total net assets, and approximately 23 other accounts with approximately $1 Billion in total net assets (includes 11 personal accounts of Mr. Susser).

As of December 31, 2005, Chris Lee served as portfolio managers for (i) 3 registered investment companies with approximately $542 million in total net assets (includes net asset of the U.S. High Yield Bond Trust), (ii) 4 other pooled investment vehicles with approximately $764.8 million in total net assets, and approximately 17 other accounts with approximately $1 Billion in total net assets (includes 5 personal accounts of Mr. Lee).

Potential Conflicts of Interest.

As an investment adviser, Wells Capital has fiduciary responsibilities to act in the best interests of its clients. Such duties include: reasonable and independent basis for its investment advice, seeking best price execution for clients' securities transactions, ensuring that the investment advice is suitable to the client's objectives, and refraining from engaging in personal securities transactions inconsistent with client interests.

Wells Capital has an internal compliance group headed by the Director of Business Risk Management, Mai Shiver, who reports directly to the firm president. All employee investment activities are monitored by the internal compliance group according to the Compliance Manual and Code of Ethics documents, which set forth compliance policies, procedures and requirements for the firm and its employees.

All of the accounts managed by the portfolio managers of the U.S. High Yield Bond Trust seek to maximize total return with a high level of current income in below investment-grade bonds. The process is bottom-up with a focus on credit analysis of individual securities rated primarily below BBB. The objective is to outperform the Merrill Lynch High Yield Master II Constrained Index. All client accounts are managed similarly in the Sutter High Yield strategy. Portfolio holdings and performance results between small and large account sizes are very similar but will differ slightly. Return and portfolio holding dispersion may occur due to slight security allocation imperfections, the "ramping-up" of new clients, and other account- specific considerations. No dispersion exists from individual portfolio manager decisions as all portfolios are executed on a team approach and are executed across all accounts based on suitability.

All of the accounts managed by the portfolio managers of the Core Bond Trust utilize a bottom up security selection process to identify investment opportunities from a universe of high-grade liquid bonds. The manager employs a broad array of fixed income securities, including U.S. Government, corporate, mortgage-backed and asset-backed securities and CMOs in the investment process. To minimize dispersion among accounts, and to the extent possible, securities or types of securities purchased or sold are allocated across all the accounts by their respective asset sizes. Nonetheless, changing or significantly different portfolio sizes can produce some dispersion.

Wells Capital has adopted fixed income compliance procedures and policies to manage potential conflicts of interest such as allocation of investment opportunities. No advisory account will be favored over any other advisory account. Investment opportunities within a strategy generally are allocated pro-rata, either based on an individual security or groupings of similar securities, subject to investment guidelines and overall risk targets. Allocations of individual securities and security types between investment strategies generally are based on meeting targeted risk objectives. Trades frequently are made to rebalance portfolios that have experienced cash flows and are not allocated pro-rata.

Structure of Compensation.

Wells Capital Management has a comprehensive and competitive compensation program. We use annual surveys to reassess salary points, bonuses and long term incentives, and we custom tailor incentive opportunities and goals that measure positive contributions and results relative to the professional's position.

Compensation for portfolio managers is designed to reward investment expertise, outstanding relative performance and net asset growth. The compensation structure includes a base salary, incentive compensation and a long-term incentive compensation plan, which may be linked to shares of the parent company or cash equivalents. The incentive compensation is custom tailored to each team and carries a high weighting to positive risk adjusted investment returns. Research analysts are also evaluated based on the performance of the sectors that they cover in the portfolio and their security recommendations. Marketers are eligible for incentives via a commission-based program.

Investment professionals with proven success may also participate in a revenue sharing program that is tied to the success of their respective investment portfolios, aligns the interests of the investment team with the clients', and provides direct participation in the growth and success of the company and its clients.

Wells Capital Management encourages professional development of all its employees to enhance their knowledge and expertise and further their value to our firm. We encourage our professionals to pursue their master's degrees in business administration, the Chartered Financial Analyst designation and other recognized industry programs, where employees may be rewarded for their achievements and reimbursed for their educational fees. Executives also participate in executive/management training seminars and conferences.

Ownership of Trust Shares. None of the portfolio managers own any shares of the portfolios of the Trust they manage.

                        WESTERN ASSET MANAGEMENT COMPANY
                                ("WESTERN ASSET")
                                High Yield Trust
                              Strategic Bond Trust
                        U.S. Government Securities Trust

PORTFOLIO MANAGERS

                                High Yield Trust

A team of investment professionals at Western Asset Management Company, led by Chief Investment Officer S. Kenneth Leech, Deputy Chief Investment Officer Stephen A. Walsh and Portfolio Managers Michael C. Buchanan, Timothy J. Settel and Ian R. Edmonds manages the portfolio.

                              Strategic Bond Trust

A team of investment professionals at Western Asset Management Company, led by Chief Investment Officer S. Kenneth Leech, Deputy Chief Investment Officer Stephen A. Walsh and Portfolio Managers Keith J. Gardner, Michael C. Buchanan and Matthew C. Duda, manages the portfolio.

                        U.S. Government Securities Trust

A team of investment professionals at Western Asset Management Company, led by Chief Investment Officer S. Kenneth Leech, Deputy Chief Investment Officer Stephen A. Walsh and Portfolio Managers Mark Lindbloom, Ron Mass and Fredrick Marci manages the portfolio.

OTHER ACCOUNTS

As of December 31, 2005, in addition to the High Yield, Strategic Bond and U.S. Government Securities Trusts, the portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

MICHAEL C. BUCHANAN

                                                                        Number of
                                                                         Accounts
                                                                         Managed
                                                                        for which
                                                                         Advisory
                                                                          Fee is      Assets Managed for
                                       Number of       Total Assets    Performance    which Advisory Fee
Type of Account                    Accounts Managed       Managed         -Based     is Performance-Based
---------------                    ----------------   --------------   -----------   --------------------
Registered Investment Companies            3          $  743,675,226        0                  0
Other pooled investment vehicles           2          $2,133,931,956        0                  0
Other accounts                            10          $1,405,273,133        0                  0

MATTHEW C. DUDA

                                                                        Number of
                                                                         Accounts
                                                                         Managed
                                                                        for which
                                                                         Advisory
                                                                          Fee is      Assets Managed for
                                       Number of       Total Assets    Performance    which Advisory Fee
Type of Account                    Accounts Managed       Managed         -Based     is Performance-Based
---------------                    ----------------   --------------   -----------   --------------------
Registered Investment Companies            0                 0              0
Other pooled investment vehicles           0                 0              0                  0
Other accounts                             0                 0              0                  0

IAN R. EDMONDS

                                                                      Number of
                                                                       Accounts
                                                                       Managed
                                                                      for which
                                                                       Advisory
                                                                        Fee is      Assets Managed for
                                       Number of      Total Assets   Performance    which Advisory Fee
Type of Account                    Accounts Managed      Managed        -Based     is Performance-Based
---------------                    ----------------   ------------   -----------   --------------------
Registered Investment Companies            0                     0        0                  0
Other pooled investment vehicles           0                     0        0                  0
Other accounts                             1           $46,053,223        0                  0

KEITH J. GARDNER

                                                                       Number of
                                                                        Accounts
                                                                        Managed
                                                                       for which
                                                                        Advisory
                                                                         Fee is      Assets Managed for
                                       Number of       Total Assets   Performance    which Advisory Fee
Type of Account                    Accounts Managed      Managed         -Based     is Performance-Based
---------------                    ----------------   -------------   -----------   --------------------
Registered Investment Companies            0                      0        0                       0
Other pooled investment vehicles           2          2,093,921,140        0                       0
Other accounts                             3            212,997,838        1             $12,328,597

S. KENNETH LEECH

                                                                         Number of
                                                                          Accounts
                                                                          Managed
                                                                         for which
                                                                          Advisory
                                                                           Fee is      Assets Managed for
                                       Number of        Total Assets    Performance    which Advisory Fee
Type of Account                    Accounts Managed       Managed          -Based     is Performance-Based
---------------                    ----------------   ---------------   -----------   --------------------
Registered Investment Companies            36          23,661,545,735         0                       0
Other pooled investment vehicles           19          19,795,303,572         0                       0
Other accounts                            740         205,776,184,176        77          20,675,562,028

MARK LINDBLOOM

                                                                      Number of
                                                                       Accounts
                                                                       Managed
                                                                      for which
                                                                       Advisory
                                                                        Fee is      Assets Managed for
                                       Number of      Total Assets   Performance    which Advisory Fee
Type of Account                    Accounts Managed      Managed        -Based     is Performance-Based
---------------                    ----------------   ------------   -----------   --------------------
Registered Investment Companies            0                0             0                  0
Other pooled investment vehicles           0                0             0                  0
Other accounts                             0                0             0                  0

FREDERICK MARCI

                                                                      Number of
                                                                       Accounts
                                                                       Managed
                                                                      for which
                                                                       Advisory
                                                                        Fee is      Assets Managed for
                                       Number of      Total Assets   Performance    which Advisory Fee
Type of Account                    Accounts Managed      Managed        -Based     is Performance-Based
---------------                    ----------------   ------------   -----------   --------------------
Registered Investment Companies            0                0             0                  0
Other pooled investment vehicles           0                0             0                  0
Other accounts                             0                0             0                  0

RONALD D. MASS

                                                                       Number of
                                                                        Accounts
                                                                        Managed
                                                                       for which
                                                                        Advisory
                                                                         Fee is      Assets Managed for
                                       Number of       Total Assets   Performance    which Advisory Fee
Type of Account                    Accounts Managed      Managed         -Based     is Performance-Based
---------------                    ----------------   -------------   -----------   --------------------
Registered Investment Companies            1            173,295,157       0                  0
Other pooled investment vehicles           0                      0       0                  0
Other accounts                             9          4,851,646,657       0                  0

TIMOTHY J. SETTEL

                                                                      Number of
                                                                       Accounts
                                                                       Managed
                                                                      for which
                                                                       Advisory
                                                                        Fee is      Assets Managed for
                                       Number of      Total Assets   Performance    which Advisory Fee
Type of Account                    Accounts Managed      Managed        -Based     is Performance-Based
---------------                    ----------------   ------------   -----------   --------------------
Registered Investment Companies            0                0             0
Other pooled investment vehicles           0                0             0                  0
Other accounts                             0                0             0                  0

STEPHEN A. WALSH

                                                                         Number of
                                                                          Accounts
                                                                          Managed
                                                                         for which
                                                                          Advisory
                                                                           Fee is      Assets Managed for
                                       Number of        Total Assets    Performance    which Advisory Fee
Type of Account                    Accounts Managed       Managed          -Based     is Performance-Based
---------------                    ----------------   ---------------   -----------   --------------------
Registered Investment Companies            36          23,661,545,735         0                       0
Other pooled investment vehicles           19          19,795,303,572         0                       0
Other accounts                            740         205,776,184,176        77          20,675,562,028

     Note: The numbers above reflect the overall number of portfolios managed by Western Asset. Mr. Leech and Mr. Walsh are involved in the management of all the firm's portfolios, but they are not solely responsible for particular portfolios. Western's investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. The individuals that have been identified are responsible for overseeing implementation of the firm's overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

POTENTIAL CONFLICTS OF INTEREST

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio's trades, investment opportunities and broker selection. Portfolio managers may be privy to the size, timing and possible market impact of a portfolio's trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, Western Asset or an affiliate has an interest in the account. Western Asset has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the portfolios, Western Asset determine which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), Western Asset may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of a portfolio. For example, a portfolio manager could short sell a security for an account immediately prior to a portfolio's sale of that security. To address this conflict, Western Assets has adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the portfolios) for timing and pattern related issues. Trading decisions for alternative investment and long only accounts may not be identical even though the same Portfolio Manager may manage both types of accounts. Whether Western Asset allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented. If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing a portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a portfolio and the other accounts listed above.

COMPENSATION OF PORTFOLIO MANAGERS

With respect to the compensation of the portfolio managers, the Western Asset's compensation system assigns each employee a total compensation "target" and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadvisr, and are determined by the professional's job function and performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager's investment performance versus appropriate peer groups and benchmarks. Because portfolio managers are generally responsible for multiple accounts (including the portfolio) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to Western Asset, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Western Asset's business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

PORTFOLIO MANAGER OWNERSHIP OF PORTFOLIO SECURITIES

The following table provides the dollar range of securities beneficially owned by each portfolio manager as of December 31, 2005:

                        Dollar Range of Portfolio
Portfolio Manager     Securities Beneficially Owned
-----------------     -----------------------------
Michael C. Buchanan               None
Matthew C. Duda                   None
Ian R. Edmonds                    None
Keith J. Gardner                  None
S. Kenneth Leech                  None
Mark Lindbloom                    None
Frederick Marci                   None
Ronald D. Mass                    None
Timothy J. Settel                 None
Stephen A. Walsh                  None

                       APPENDIX IV - PROXY VOTING POLICIES

                                                Adopted September 25, 2003

                               JOHN HANCOCK TRUST
                   (FORMERLY, MANUFACTURERS INVESTMENT TRUST)
                      PROXY VOTING POLICIES AND PROCEDURES

                                Table of Contents

I.       DELEGATION OF PROXY VOTING TO SUBADVISERS

              A.   DELEGATION
              B.   PROXY VOTING POLICIES AND PROCEDURES
              C.   Underlying Funds

II.      MATERIAL CONFLICTS OF INTEREST

III. PROCEDURES FOR SHAREHOLDERS/CONTRACT OWNERS TO OBTAIN PROXY VOTING POLICIES AND PROXY VOTING RECORD. DISCLOSURE OF PROXY VOTING PROCEDURES

              A. DISCLOSURE OF PROCEDURES IN THE STATEMENT OF ADDITIONAL INFORMATION OF THE TRUST
              B.   DISCLOSURE IN ANNUAL AND SEMI-ANNUAL REPORT
              C.   FILING OF PROXY VOTING RECORD ON FORM N-PX

IV.      ANNUAL RENEWAL OF PROXY VOTING POLICIES AND PROCEDURES

                                      * * *

I.       DELEGATION OF PROXY VOTING TO SUBADVISERS

              A.   DELEGATION

                   The subadviser for each Trust portfolio shall vote all proxies relating to securities held by the portfolio and in that connection, and subject to any further policies and procedures contained herein, shall use proxy voting policies and procedures adopted by the subadviser in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940.

              B.   PROXY VOTING PROCEDURES

                   Except as noted under I.C. below, the proxy voting policies and procedures for each Trust portfolio shall be the same as those used by the portfolio's subadviser to vote proxies for the Trust portfolio. The proxy voting policies and procedures of the subadviser to each Trust portfolio relating to voting proxies of each Trust portfolio it manages, as such policies and procedures may be amended from time to time (the "Subadviser Proxy Voting Procedures"), are hereby incorporated into these policies and procedures by reference.

              C.   UNDERLYING FUNDS

                   With respect to voting proxies relating to the securities of an underlying fund held by a Trust portfolio in reliance on any one of Sections 12(d)(1)(E), (F) or (G) of the Investment Company Act of 1940, or to the extent disclosed in the Trust's registration statement, the subadviser for the Trust portfolio, or the Trust, will vote proxies in the same proportion as the vote of all other holders of such underlying fund securities, unless the Trust intends to seek voting instructions from the shareholders of the Trust portfolio, in which case the subadviser, or the Trust, will vote proxies in the same proportion as the instructions timely received from shareholders of the Trust portfolio.

II.      MATERIAL CONFLICTS OF INTEREST

         If (1) the subadviser to any Trust portfolio knows that a vote presents a material conflict between the interests of (a) shareholders of the Trust portfolio and (b) the Trust's investment adviser, principal underwriter or any affiliated person of the Trust, its investment adviser or its principal underwriter, and (2) the subadviser does not propose to vote on the particular issue in the manner prescribed by its pre-determined proxy voting guidelines, then the subadviser will follow its conflict of interest procedures (as set forth in the subadviser's proxy voting policies and procedures) when voting such proxies.

         If the proxy voting policies and procedures of any subadviser indicate that, in the case of any conflict of interest between the interests of shareholders of a Trust portfolio and another party, the subadviser will abstain from voting or will request the Board of Trustees of the Trust to provide voting instructions, the subadviser shall not abstain or make such request but instead shall vote proxies, in its discretion, either as recommended by an independent third party or as the subadviser may determine in its reasonable judgment to be in the best interests of the shareholders of the Trust portfolio.

III. PROCEDURES FOR SHAREHOLDERS/CONTRACT OWNERS TO OBTAIN PROXY VOTING POLICIES AND PROXY VOTING RECORD. DISCLOSURE OF PROXY VOTING PROCEDURES

              A. DISCLOSURE OF POLICIES AND PROCEDURES IN THE STATEMENT OF ADDITIONAL INFORMATION

                   The Trust shall disclose in its Statement of Additional Information a summary of its Proxy Voting Policies and Procedures and of the Subadviser Proxy Voting Procedures included therein. (In lieu of including a summary of the procedures, the Trust may instead include the actual Subadviser Proxy Voting Procedures in the Statement of Additional Information.)

              B.   DISCLOSURE IN ANNUAL AND SEMI-ANNUAL REPORT

                   The Trust shall disclose in its annual and semi-annual shareholder reports that:

         (a) a description of the Trust's proxy voting policies and procedures and (b) the Trust's proxy voting record for the most recent 12 month period ending June 30th, are available:

         1.  on the SEC's website, and
         2. without charge, upon request, by calling a specified toll-free telephone number. The Trust will send these documents within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

II.      FILING OF PROXY VOTING RECORD ON FORM N-PX

         The Trust will annually file its complete proxy voting record with the SEC on Form N-PX. The Form N-PX shall be filed for the twelve month period ended June 30th no later than August 31st of each year.

III.     ANNUAL APPROVAL OF PROXY VOTING PROCEDURES

         The Trust's proxy voting policies and procedures shall be re-approved by the Trust's Board of Trustees at least annually.

PROXY POLICIES AND PROCEDURES

ADOPTED BY THE AIM FUNDS BOARD OF DIRECTORS/TRUSTEES JUNE 10-11, 2003

A.       PROXY POLICIES

Each of A I M Advisors, Inc., A I M Capital Management Group, Inc., AIM Private Asset Management Group, Inc. and AIM Alternative Asset Management Company (each an "AIM Advisor" and collectively "AIM") has the fiduciary obligation to, at all times, make the economic best interest of advisory clients the sole consideration when voting proxies of companies held in client accounts. As a general rule, each AIM Advisor shall vote against any actions that would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments. At the same time, AIM believes in supporting the management of companies in which it invests, and will accord proper weight to the positions of a company's board of directors, and the AIM portfolio managers who chose to invest in the companies. Therefore, on most issues, our votes have been cast in accordance with the recommendations of the company's board of directors, and we do not currently expect that trend to change. Although AIM's proxy voting policies are stated below, AIM's proxy committee considers all relevant facts and circumstances, and retains the right to vote proxies as deemed appropriate.

I.       BOARDS OF DIRECTORS

A board that has at least a majority of independent directors is integral to good corporate governance. Key board committees, including audit and compensation committees, should be completely independent.

There are some actions by directors that should result in votes being withheld. These instances include directors who:

- Are not independent directors and sit on the board's audit or compensation committee;

- Attend less than 75 percent of the board and committee meetings without a valid excuse;

-        Implement or renew a dead-hand or modified dead-hand poison pill;

- Enacted egregious corporate governance policies or failed to replace management as appropriate;

- Have failed to act on takeover offers where the majority of the shareholders have tendered their shares; or

- Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors:

- Long-term financial performance of the target company relative to its industry;

-        Management's track record;

-        Portfolio manager's assessment;

-        Qualifications of director nominees (both slates);

- Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

-        Background to the proxy contest.

II.      INDEPENDENT AUDITORS

A company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence. We will support the reappointment of the company's auditors unless:

- It is not clear that the auditors will be able to fulfill their function;

- There is reason to believe the independent auditors have rendered an opinion that is neither accurate nor indicative of the company's financial position; or

- The auditors have a significant professional or personal relationship with the issuer that compromises the auditors' independence.

III.     COMPENSATION PROGRAMS

Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders' ownership interests in the company, provide participants with excessive awards or have objectionable structural features. We will consider all incentives, awards and compensation, and compare them to a company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution.

- We will generally vote against equity-based plans where the total dilution (including all equity-based plans) is excessive.

- We will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

- We will vote against plans that have any of the following structural features: ability to re-price underwater options without shareholder approval, ability to issue options with an exercise price below the stock's current market price, ability to issue reload options, or automatic share replenishment ("evergreen") feature.

- We will vote for proposals to reprice options if there is a value-for-value (rather than a share-for-share) exchange.

- We will generally support the board's discretion to determine and grant appropriate cash compensation and severance packages.

IV.      CORPORATE MATTERS

We will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers and acquisitions on a case by case basis, considering the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company's industry and performance in terms of shareholder returns.

- We will vote for merger and acquisition proposals that the proxy committee and relevant portfolio managers believe, based on their review of the materials, will result in financial and operating benefits, have a fair offer price, have favorable prospects for the combined companies, and will not have a negative impact on corporate governance or shareholder rights.

- We will vote against proposals to increase the number of authorized shares of any class of stock that has superior voting rights to another class of stock.

- We will vote for proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company's industry and performance in terms of shareholder returns.

- We will vote for proposals to institute open-market share repurchase plans in which all shareholders participate on an equal basis.

V.       SHAREHOLDER PROPOSALS

Shareholder proposals can be extremely complex, and the impact on share value can rarely be anticipated with any high degree of confidence. The proxy committee reviews shareholder proposals on a case-by-case basis, giving careful consideration to such factors as: the proposal's impact on the company's short-term and long-term share value, its effect on the company's reputation, the economic effect of the proposal, industry and regional norms applicable to the company, the company's overall corporate governance provisions, and the reasonableness of the request.

- We will generally abstain from shareholder social and environmental proposals.

- We will generally support the board's discretion regarding shareholder proposals that involve ordinary business practices.

                  American Century Investment Management, Inc.

                              PROXY VOTING POLICIES

American Century Investment Management, Inc. ("American Century") is the investment manager for a variety of clients, including the American Century family of mutual funds. As such, it has been delegated the authority to vote proxies with respect to investments held in the accounts it manages. The following is a statement of the proxy voting policies that have been adopted by American Century.

GENERAL PRINCIPLES

In voting proxies, American Century is guided by general fiduciary principles. It must act prudently, solely in the interest of our clients, and for the exclusive purpose of providing benefits to them. American Century will attempt to consider all factors of its vote that could affect the value of the investment. We will not subordinate the interests of clients in the value of their investments to unrelated objectives. In short, American Century will vote proxies in the manner that we believe will do the most to maximize shareholder value.

SPECIFIC PROXY MATTERS

A. ROUTINE MATTERS

      1.   ELECTION OF DIRECTORS

            a. GENERALLY. American Century will generally support the election of directors that result in a board made up of a majority of independent directors. In general, American Century will vote in favor of management's director nominees if they are running unopposed. American Century believes that management is in the best possible position to evaluate the qualifications of directors and the needs and dynamics of a particular board. American Century of course maintains the ability to vote against any candidate whom it feels is not qualified. For example, we will generally vote for management's director nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities. Conversely, we will vote against individual directors if they do not provide an adequate explanation for repeated absences at board meetings. When management's nominees are opposed in a proxy contest, American Century will evaluate which nominees' publicly-announced management policies and goals are most likely to maximize shareholder value, as well as the past performance of the incumbents. In cases where American Century's clients are significant holders of a company's voting securities, management's recommendations will be reviewed with the client or an appropriate fiduciary responsible for the client (e.g., a committee of the independent directors of a fund, the trustee of a retirement plan).

            b. COMMITTEE SERVICE. American Century will withhold votes for non-independent directors who serve on the audit, compensation and/or nominating committees of the board.

            c. CLASSIFICATION OF BOARDS. American Century will support proposals that seek to declassify boards. Conversely, American
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--------------------------------------------------------------------------------

                  Century will oppose efforts to adopt classified board structures.

            d. MAJORITY INDEPENDENT BOARD. American Century will support proposals calling for a majority of independent directors on a board. We believe that a majority of independent directors can help to facilitate objective decision making and enhances accountability to shareholders.

            e. WITHHOLDING CAMPAIGNS. American Century will support proposals calling for shareholders to withhold votes for directors where such actions will advance the principles set forth in paragraphs (a) through (d) above.

      2.    RATIFICATION OF SELECTION OF AUDITORS

            American Century will generally rely on the judgment of the issuer's audit committee in selecting the independent auditors who will provide the best service to the company. American Century believes that independence of the auditors is paramount and will vote against auditors whose independence appears to be impaired. We will vote against proposed auditors in those circumstances where (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) non-audit fees comprise more than 50% of the total fees paid by the company to the audit firm; or
            (3) there is reason to believe that the independent auditor has previously rendered an opinion to the issuer that is either inaccurate or not indicative of the company's financial position.

B. EQUITY-BASED COMPENSATION PLANS

            American Century believes that equity-based incentive plans are economically significant issues upon which shareholders are entitled to vote. American Century recognizes that equity-based compensation plans can be useful in attracting and maintaining desirable employees. The cost associated with such plans must be measured if plans are to be used appropriately to maximize shareholder value. American Century will conduct a case-by-case analysis of each stock option, stock bonus or similar plan or amendment, and generally approve management's recommendations with respect to adoption of or amendments to a company's equity-based compensation plans, provided that the total number of shares reserved under all of a company's plans is reasonable and not excessively dilutive.

            American Century will review equity-based compensation plans or amendments thereto on a case-by-case basis. Factors that will be considered in the determination include the company's overall capitalization, the performance of the company relative to its peers, and the maturity of the company and its industry; for example, technology companies often use options broadly throughout its employee base which may justify somewhat greater dilution.

            Amendments which are proposed in order to bring a company's plan within applicable legal requirements will be reviewed by American Century's legal counsel; amendments to executive bonus plans to comply with IRS Section 162(m) disclosure requirements, for example, are generally approved.

            American Century will generally vote against the adoption of plans

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            or plan amendments that:

            - provide for immediate vesting of all stock options in the event of a change of control of the company (see "Anti-Takeover Proposals" below);

            - reset outstanding stock options at a lower strike price unless accompanied by a corresponding and proportionate reduction in the number of shares designated. American Century will generally oppose adoption of stock option plans that explicitly or historically permit repricing of stock options, regardless of the number of shares reserved for issuance, since their effect is impossible to evaluate;

            - establish restriction periods shorter than three years for restricted stock grants;

            - do not reasonably associate awards to performance of the company; and

            -     are excessively dilutive to the company.


C. ANTI-TAKEOVER PROPOSALS

In general, American Century will vote against any proposal, whether made by management or shareholders, which American Century believes would materially discourage a potential acquisition or takeover. In most cases an acquisition or takeover of a particular company will increase share value. The adoption of anti-takeover measures may prevent or frustrate a bid from being made, may prevent consummation of the acquisition, and may have a negative effect on share price when no acquisition proposal is pending. The items below discuss specific anti-takeover proposals.

      1.    CUMULATIVE VOTING

            American Century will vote in favor of any proposal to adopt cumulative voting and will vote against any proposal to eliminate cumulative voting that is already in place, except in cases where a company has a staggered board. Cumulative voting gives minority shareholders a stronger voice in the company and a greater chance for representation on the board. American Century believes that the elimination of cumulative voting constitutes an anti-takeover measure.

      2.    STAGGERED BOARD

            If a company has a "staggered board," its directors are elected for terms of more than one year and only a segment of the board stands for election in any year. Therefore, a potential acquiror cannot replace the entire board in one year even if it controls a majority of the votes. Although staggered boards may provide some degree of continuity and stability of leadership and direction to the board of directors, American Century believes that staggered boards are primarily an anti-takeover device and will vote against them. However, American Century does not necessarily vote against the re-election of staggered boards.

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      3.    "BLANK CHECK" PREFERRED STOCK

            Blank check preferred stock gives the board of directors the ability to issue preferred stock, without further shareholder approval, with such rights, preferences, privileges and restrictions as may be set by the board. In response to a hostile take-over attempt, the board could issue such stock to a friendly party or "white knight" or could establish conversion or other rights in the preferred stock which would dilute the common stock and make an acquisition impossible or less attractive. The argument in favor of blank check preferred stock is that it gives the board flexibility in pursuing financing, acquisitions or other proper corporate purposes without incurring the time or expense of a shareholder vote. Generally, American Century will vote against blank check preferred stock. However, American Century may vote in favor of blank check preferred if the proxy statement discloses that such stock is limited to use for a specific, proper corporate objective as a financing instrument.

      4.    ELIMINATION OF PREEMPTIVE RIGHTS

            When a company grants preemptive rights, existing shareholders are given an opportunity to maintain their proportional ownership when new shares are issued. A proposal to eliminate preemptive rights is a request from management to revoke that right.

            While preemptive rights will protect the shareholder from having its equity diluted, it may also decrease a company's ability to raise capital through stock offerings or use stock for acquisitions or other proper corporate purposes. Preemptive rights may therefore result in a lower market value for the company's stock. In the long term, shareholders could be adversely affected by preemptive rights. American Century generally votes against proposals to grant preemptive rights, and for proposals to eliminate preemptive rights.

      5.    NON-TARGETED SHARE REPURCHASE

            A non-targeted share repurchase is generally used by company management to prevent the value of stock held by existing shareholders from deteriorating. A non-targeted share repurchase may reflect management's belief in the favorable business prospects of the company. American Century finds no disadvantageous effects of a non-targeted share repurchase and will generally vote for the approval of a non-targeted share repurchase subject to analysis of the company's financial condition.

      6.    INCREASE IN AUTHORIZED COMMON STOCK

            The issuance of new common stock can also be viewed as an anti-takeover measure, although its effect on shareholder value would appear to be less significant than the adoption of blank check preferred. American Century will evaluate the amount of the proposed increase and the purpose or purposes for which the increase is sought. If the increase is not excessive and is sought for proper corporate purposes, the increase will be approved. Proper corporate purposes might include, for example, the creation of additional stock to accommodate a stock split or stock

                                                                          Page 4
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            dividend, additional stock required for a proposed acquisition, or additional stock required to be reserved upon exercise of employee stock option plans or employee stock purchase plans. Generally, American Century will vote in favor of an increase in authorized common stock of up to 100%; increases in excess of 100% are evaluated on a case-by-case basis, and will be voted affirmatively if management has provided sound justification for the increase.

      7.    "SUPERMAJORITY" VOTING PROVISIONS OR SUPER VOTING SHARE CLASSES

            A "supermajority" voting provision is a provision placed in a company's charter documents which would require a "supermajority" (ranging from 66 to 90%) of shareholders and shareholder votes to approve any type of acquisition of the company. A super voting share class grants one class of shareholders a greater per-share vote than those of shareholders of other voting classes. American Century believes that these are standard anti-takeover measures and will vote against them. The supermajority provision makes an acquisition more time-consuming and expensive for the acquiror. A super voting share class favors one group of shareholders disproportionately to economic interest. Both are often proposed in conjunction with other anti-takeover measures.

      8.    "FAIR PRICE" AMENDMENTS

            This is another type of charter amendment that would require an offeror to pay a "fair" and uniform price to all shareholders in an acquisition. In general, fair price amendments are designed to protect shareholders from coercive, two-tier tender offers in which some shareholders may be merged out on disadvantageous terms. Fair price amendments also have an anti-takeover impact, although their adoption is generally believed to have less of a negative effect on stock price than other anti-takeover measures. American Century will carefully examine all fair price proposals. In general, American Century will vote against fair price proposals unless it can be determined from the proposed operation of the fair price proposal that it is likely that share price will not be negatively affected and the proposal will not have the effect of discouraging acquisition proposals.

      9.    LIMITING THE RIGHT TO CALL SPECIAL SHAREHOLDER MEETINGS.

            The incorporation statutes of many states allow minority shareholders at a certain threshold level of ownership (frequently 10%) to call a special meeting of shareholders. This right can be eliminated (or the threshold increased) by amendment to the company's charter documents. American Century believes that the right to call a special shareholder meeting is significant for minority shareholders; the elimination of such right will be viewed as an anti-takeover measure and we will vote against proposals attempting to eliminate this right and for proposals attempting to restore it.

      10.   POISON PILLS OR SHAREHOLDER RIGHTS PLANS

            Many companies have now adopted some version of a poison pill plan

                                                                          Page 5
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            (also known as a shareholder rights plan). Poison pill plans generally provide for the issuance of additional equity securities or rights to purchase equity securities upon the occurrence of certain hostile events, such as the acquisition of a large block of stock.

            The basic argument against poison pills is that they depress share value, discourage offers for the company and serve to "entrench" management. The basic argument in favor of poison pills is that they give management more time and leverage to deal with a takeover bid and, as a result, shareholders may receive a better price. American Century believes that the potential benefits of a poison pill plan are outweighed by the potential detriments. American Century will generally vote against all forms of poison pills.

            We will, however, consider on a case-by-case basis poison pills that are very limited in time and preclusive effect. We will generally vote in favor of such a poison pill if it is linked to a business strategy that will - in our view - likely result in greater value for shareholders, if the term is less than three years, and if shareholder approval is required to reinstate the expired plan or adopt a new plan at the end of this term.

      11.   GOLDEN PARACHUTES

            Golden parachute arrangements provide substantial compensation to executives who are terminated as a result of a takeover or change in control of their company. The existence of such plans in reasonable amounts probably has only a slight anti-takeover effect. In voting, American Century will evaluate the specifics of the plan presented.

      12.   REINCORPORATION

            Reincorporation in a new state is often proposed as one part of a package of anti-takeover measures. Several states (such as Pennsylvania, Ohio and Indiana) now provide some type of legislation that greatly discourages takeovers. Management believes that Delaware in particular is beneficial as a corporate domicile because of the well-developed body of statutes and case law dealing with corporate acquisitions.

            We will examine reincorporation proposals on a case-by-case basis. If American Century believes that the reincorporation will result in greater protection from takeovers, the reincorporation proposal will be opposed. We will also oppose reincorporation proposals involving jurisdictions that specify that directors can recognize non-shareholder interests over those of shareholders. When reincorporation is proposed for a legitimate business purpose and without the negative effects identified above, American Century will vote affirmatively.

      13.   CONFIDENTIAL VOTING

            Companies that have not previously adopted a "confidential voting" policy allow management to view the results of shareholder votes. This gives management the opportunity to contact those shareholders voting against management in an effort to change their votes.

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            Proponents of secret ballots argue that confidential voting enables shareholders to vote on all issues on the basis of merit without pressure from management to influence their decision. Opponents argue that confidential voting is more expensive and unnecessary; also, holding shares in a nominee name maintains shareholders' confidentiality. American Century believes that the only way to insure anonymity of votes is through confidential voting, and that the benefits of confidential voting outweigh the incremental additional cost of administering a confidential voting system. Therefore, we will vote in favor of any proposal to adopt confidential voting.

      14.   OPTING IN OR OUT OF STATE TAKEOVER LAWS

            State takeover laws typically are designed to make it more difficult to acquire a corporation organized in that state. American Century believes that the decision of whether or not to accept or reject offers of merger or acquisition should be made by the shareholders, without unreasonably restrictive state laws that may impose ownership thresholds or waiting periods on potential acquirors. Therefore, American Century will vote in favor of opting out of restrictive state takeover laws.

C. OTHER MATTERS

      1.    SHAREHOLDER PROPOSALS INVOLVING SOCIAL, MORAL OR ETHICAL MATTERS

            American Century will generally vote management's recommendation on issues that primarily involve social, moral or ethical matters, such as the MacBride Principles pertaining to operations in Northern Ireland. While the resolution of such issues may have an effect on shareholder value, the precise economic effect of such proposals, and individual shareholder's preferences regarding such issues is often unclear. Where this is the case, American Century believes it is generally impossible to know how to vote in a manner that would accurately reflect the views of American Century clients, and therefore will review management's assessment of the economic effect of such proposals and rely upon it if we believe its assessment is not unreasonable.

            Shareholders may also introduce social, moral or ethical proposals which are the subject of existing law or regulation. Examples of such proposals would include a proposal to require disclosure of a company's contributions to political action committees or a proposal to require a company to adopt a non-smoking workplace policy. American Century believes that such proposals are better addressed outside the corporate arena, and will vote with management's recommendation; in addition, American Century will generally vote against any proposal which would require a company to adopt practices or procedures which go beyond the requirements of existing, directly applicable law.

      2.    ANTI-GREENMAIL PROPOSALS

            "Anti-greenmail" proposals generally limit the right of a corporation, without a shareholder vote, to pay a premium or buy out a 5% or greater shareholder. Management often argues that they

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            should not be restricted from negotiating a deal to buy out a significant shareholder at a premium if they believe it is in the best interest of the company. Institutional shareholders generally believe that all shareholders should be able to vote on such a significant use of corporate assets. American Century believes that any repurchase by the company at a premium price of a large block of stock should be subject to a shareholder vote. Accordingly, it will vote in favor of anti-greenmail proposals.

      3.    INDEMNIFICATION

            American Century will generally vote in favor of a corporation's proposal to indemnify its officers and directors in accordance with applicable state law. Indemnification arrangements are often necessary in order to attract and retain qualified directors. The adoption of such proposals appears to have little effect on share value.

      4.    NON-STOCK INCENTIVE PLANS

            Management may propose a variety of cash-based incentive or bonus plans to stimulate employee performance. In general, the cash or other corporate assets required for most incentive plans is not material, and American Century will vote in favor of such proposals, particularly when the proposal is recommended in order to comply with IRC Section 162(m) regarding salary disclosure requirements. Case-by-case determinations will be made of the appropriateness of the amount of shareholder value transferred by proposed plans.

      5.    DIRECTOR TENURE

            These proposals ask that age and term restrictions be placed on the board of directors. American Century believes that these types of blanket restrictions are not necessarily in the best interests of shareholders and therefore will vote against such proposals, unless they have been recommended by management.

      6.    DIRECTORS' STOCK OPTIONS PLANS

            American Century believes that stock options are an appropriate form of compensation for directors, and American Century will vote for director stock option plans which are reasonable and do not result in excessive shareholder dilution. Analysis of such proposals will be made on a case-by-case basis, and will take into account total board compensation and the company's total exposure to stock option plan dilution.

      7.    DIRECTOR SHARE OWNERSHIP

            American Century will vote against shareholder proposals which would require directors to hold a minimum number of the company's shares to serve on the Board of Directors, in the belief that such ownership should be at the discretion of Board members.

MONITORING POTENTIAL CONFLICTS OF INTEREST

Corporate management has a strong interest in the outcome of proposals

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submitted to shareholders. As a consequence, management often seeks to influence large shareholders to vote with their recommendations on particularly controversial matters. In the vast majority of cases, these communications with large shareholders amount to little more than advocacy for management's positions and give American Century staff the opportunity to ask additional questions about the matter being presented. Companies with which American
Century has direct business relationships could theoretically use these relationships to attempt to unduly influence the manner in which American
Century votes on matters for its clients. To ensure that such a conflict of interest does not affect proxy votes cast for American Century clients, our proxy voting personnel regularly catalog companies with whom American Century has significant business relationships; all discretionary (including case-by-case) voting for these companies will be voted by the client or an appropriate fiduciary responsible for the client (e.g., a committee of the independent directors of a fund or the trustee of a retirement plan).

          ************************************************************

The voting policies expressed above are of course subject to modification in certain circumstances and will be reexamined from time to time. With respect to matters that do not fit in the categories stated above, American Century will exercise its best judgment as a fiduciary to vote in the manner which will most enhance shareholder value.

Case-by-case determinations will be made by American Century staff, which is overseen by the General Counsel of American Century, in consultation with equity managers. Electronic records will be kept of all votes made.

                                   Original 6/1/1989

                                   Revised 12/05/1991

                                   Revised 2/15/1997

                                   Revised 8/1/1999

                                   Revised 7/1/2003

                         CAPITAL GUARDIAN TRUST COMPANY
                       PROXY VOTING POLICY AND PROCEDURES

POLICY

Capital Guardian Trust Company ("CGTC") provides investment management services to clients that include, among others, corporate and public pension plans, foundations and endowments and unaffiliated registered investment companies. CGTC's Personal Investment Management Division ("PIM") provides investment management and fiduciary services, including trust and estate administration, primarily to high net-worth individuals and families. CGTC considers proxy voting an important part of those management services, and as such, CGTC seeks to vote the proxies of securities held by clients in accounts for which it has proxy voting authority in the best interest of those clients. The procedures that govern this activity are reasonably designed to ensure that proxies are voted in the best interest of CGTC's clients.

FIDUCIARY RESPONSIBILITY AND LONG-TERM SHAREHOLDER VALUE

CGTC's fiduciary obligation to manage its accounts in the best interest of its clients extends to proxy voting. When voting proxies, CGTC considers those factors which would affect the value of its clients' investment and acts solely in the interest of, and for the exclusive purpose of providing benefits to, its clients. As required by ERISA, CGTC votes proxies solely in the interest of the participants and beneficiaries of retirement plans and does not subordinate the interest of participants and beneficiaries in their retirement income to unrelated objectives.

CGTC believes the best interests of clients are served by voting proxies in a way that maximizes long-term shareholder value. Therefore, the investment professionals responsible for voting proxies have the discretion to make the best decision given the individual facts and circumstances of each issue. Proxy issues are evaluated on their merits and considered in the context of the analyst's knowledge of a company, its current management, management's past record, and CGTC's general position on the issue. In addition, many proxy issues are reviewed and voted on by a proxy voting committee comprised primarily of investment professionals, bringing a wide range of experience and views to bear on each decision.

As the management of a portfolio company is responsible for its day-to-day operations, CGTC believes that management, subject to the oversight of the relevant board of directors, is often in the best position to make decisions that serve the interests of shareholders. However, CGTC votes against management on proposals where it perceives a conflict may exist between management and client interests, such as those that may insulate management or diminish shareholder rights. CGTC also votes against management in other cases where the facts and circumstances indicate that the proposal is not in its clients' best interests.

SPECIAL REVIEW

From time to time CGTC may vote a) on proxies of portfolio companies that are also clients of CGTC or its affiliates, b) on shareholder proposals submitted by clients, or c) on proxies for which clients have publicly supported or actively solicited CGTC or its affiliates to support a particular position. When voting these proxies, CGTC analyzes the issues on their merits and does not consider any client relationship in a way that interferes with its responsibility to vote proxies in the best interest of its clients. The CGTC Special Review Committee reviews certain of these proxy decisions for improper influences on the decision-making process and takes appropriate action, if necessary.

PROCEDURES

PROXY REVIEW PROCESS

Associates in CGTC's proxy voting department are responsible for coordinating the voting of proxies. These associates work with outside proxy voting service providers and custodian banks and are responsible for coordinating and documenting the internal review of proxies.

The proxy voting department reviews each proxy ballot for standard and non-standard items. Standard proxy items are typically voted with management unless the research analyst who follows the company or a member of an investment or proxy voting committee requests additional review. Standard items currently include the uncontested election of directors, ratifying auditors, adopting reports and accounts, setting dividends and allocating profits for the prior year and certain other administrative items.

All other items are sent by the proxy voting department to the research analyst who follows the company. The analyst reviews the proxy statement and makes a recommendation about how to vote on the issues based on his or her in-depth knowledge of the company. Recommendations to vote with management on certain limited issues are voted accordingly. All other non-standard issues receive further consideration by a proxy voting committee, which reviews the issue and the analyst's recommendation, and decides how to vote. A proxy voting committee may escalate to the full investment committee(s) those issues for which it believes a broader review is warranted. Four proxy voting committees specialize in regional mandates and review the proxies of portfolio companies within their mandates. The proxy voting committees are comprised primarily of members of CGTC's and its institutional affiliates' investment committees and their activity is subject to oversight by those committees.

For securities held only in PIM accounts, non-standard items are sent to those associates to whom the CGTC Investment Committee has delegated the review and voting of proxies. These associates may forward certain proposals to the appropriate investment committee for discussion and a formal vote if they believe a broader review is warranted.

CGTC seeks to vote all of its clients' proxies. In certain circumstances, CGTC may decide not to vote a proxy because the costs of voting outweigh the benefits to its clients (e.g., when voting could lead to share blocking where CGTC wishes to retain flexibility to trade shares). In addition, proxies with respect to securities on loan through client directed lending programs are not available to CGTC to vote and therefore are not voted.

PROXY VOTING GUIDELINES

CGTC has developed proxy voting guidelines that reflect its general position and practice on various issues. To preserve the ability of decision makers to make the best decision in each case, these guidelines are intended only to provide context and are not intended to dictate how the issue must be voted. The guidelines are reviewed and updated as necessary, but at least annually, by the appropriate proxy voting and investment committees.

CGTC's general positions related to corporate governance, capital structure, stock option and compensation plans and social and corporate responsibility issues are reflected below.

- Corporate governance. CGTC supports strong corporate governance practices. It generally votes against proposals that serve as anti-takeover devices or diminish shareholder rights, such as poison pill plans and supermajority vote requirements, and generally supports proposals that encourage responsiveness to shareholders, such as initiatives to declassify the board. Mergers and acquisitions, reincorporations and other corporate restructurings are considered on a case-by-case basis, based on the investment merits of the proposal.
- Capital structure. CGTC generally supports increases to capital stock for legitimate financing needs. It generally does not support changes in capital stock that can be used as anti-takeover devices, such as the creation of or increase in blank-check preferred stock or of a dual class capital structure with different voting rights.
- Stock-related compensation plans. CGTC supports the concept of stock-related compensation plans as a way to align employee and shareholder interests. However, plans that include features which undermine the connection between employee and shareholder interests generally are not supported. , When voting on proposals related to new plans or changes to existing plans, CGTC considers, among other things, the following information, to the extent it is available: the exercise price of the options, the size of the overall plan and/or the size of the increase, the historical dilution rate, whether the plan permits option repricing, the duration of the plan, and the needs of the company. Additionally, CGTC supports option expensing in theory and will generally support shareholder proposals on option expensing if such proposal language is non-binding and does not require the company to adopt a specific expensing methodology.
- Corporate social responsibility. CGTC votes on these issues based on the potential impact to the value of its clients' investment in the portfolio company.

SPECIAL REVIEW PROCEDURES

If a research analyst has a personal conflict in making a voting recommendation on a proxy issue, he or she must disclose such conflict, along with his or her recommendation. If a member of the proxy voting committee has a personal conflict in voting the proxy, he or she must disclose such conflict to the appropriate proxy voting committee and must not vote on the issue.

Clients representing 0.0025 or more of assets under investment management across all affiliates owned by The Capital Group Companies, Inc. (CGTC's parent company), are deemed to be "Interested Clients". Each proxy is reviewed to determine whether the portfolio company, a proponent of a shareholder proposal, or a known supporter of a particular proposal is an Interested Client. If the voting decision for a proxy involving an Interested Client is against such client, then it is presumed that there was no undue influence in favor of the Interested Client. If the decision is in favor of the Interested Client, then the decision, the rationale for such decision, information about the client relationship and all other relevant information is reviewed by the Special Review Committee ("SRC"). The SRC reviews such information in order to identify whether there were improper influences on the decision-making process so that it may determine whether the decision was in the best interest of CGTC's clients. Based on its review, the SRC may accept or override the decision, or determine another course of action. The SRC is comprised of senior representatives from CGTC's and its institutional affiliates' investment and legal groups and does not include representatives from the marketing department.

Any other proxy will be referred to the SRC if facts or circumstances warrant further review.

CGTC'S PROXY VOTING RECORD

Upon client request, CGTC will provide reports of its proxy voting record as it relates to the securities held in the client's account(s) for which CGTC has proxy voting authority.

ANNUAL ASSESSMENT

CGTC will conduct an annual assessment of this proxy voting policy and related procedures and will notify clients for which it has proxy voting authority of any material changes to the policy and procedures

EFFECTIVE DATE

This policy is effective as of April 1, 2005.


                                   Page 3 of 3

                       DAVIS SELECTED ADVISERS, LP ("DSA")
                      PROXY VOTING POLICIES AND PROCEDURES

                             AMENDED AUGUST 6, 2003

                                Table of Contents

I.       Introduction

II.      Principals

III.     Fiduciary Duties of Care and Loyalty

IV.      Pre-Determined Voting Policies

V.       Ensuring Proxies are Voted

VI.      Identifying and Resolving Potential Conflicts of Interest

VII.     Proxy Oversight Group

VIII.    Shareholder Activism

IX.      Obtaining Copies of How Proxies Were Voted

X.       Summary of Proxy Voting Policies and Procedures

XI.      Records

XII.     Amendments

Exhibit A: "Pre-Determined Proxy Voting Policies"

                                 I. INTRODUCTION

DSA exercises a voice on behalf of its clients in matters of corporate governance through the proxy voting process. DSA takes its ownership responsibilities very seriously and believe the right to vote proxies for its clients' holdings is a significant asset of the clients. DSA exercises its voting responsibilities as a fiduciary, solely with the goal of maximizing the value of its clients' investments.

DSA acquires and holds a company's securities in the portfolios it manages in the expectation that they will be a good investment and appreciate in value. As such, DSA votes proxies with a focus on the investment implications of each issue. For each proxy vote, DSA takes into consideration its duty to clients and all other relevant facts available to DSA at the time of the vote. Therefore, while these guidelines provide a framework for voting, votes are ultimately cast on a case-by-case basis.

DSA has established a Proxy Oversight Group, a committee of senior DSA officers, to oversee voting policies and decisions for clients. The group performs its responsibilities in accordance with proxy voting principles to ensure that DSA's voting policies reflect a thorough analysis of the issues and their potential impact on shareholder value. These principles will frame the analysis of each proxy issue and provide a basis for decision-making in all instances. In evaluating issues, the Proxy Oversight Group may consider information from many sources, including the portfolio manager for each client account, management of a company presenting a proposal, shareholder groups, and independent proxy research services..

                                 II. PRINCIPALS

Proxy voting is a valuable right of company shareholders. Through the voting mechanism, shareholders are able to protect and promote their interests by communicating views directly to the Board, as well as exercising their right to grant or withhold approval for actions proposed by the Board or company management. The interests of shareholders are best served by the following principles when considering proxy proposals:

Preserve and expand the power of shareholders in areas of corporate governance - Equity shareholders are owners of the business - company boards and management teams are ultimately accountable to them. DSA supports policies, plans and structures that promote accountability of the board and management to owners, and align the interests of the board and management with owners. Examples include: annual election of all board members, cumulative voting, and incentive plans that are contingent on delivering value to shareholders. DSA opposes proposals that reduce accountability or misalign interests, including but not limited to classified boards, poison pills, excessive option plans, and repricing of options.

Allow responsible management teams to run the business - DSA supports policies, plans and structures that give management teams appropriate latitude to run the business in the way that is most likely to maximize value for owners. Conversely, DSA opposes proposals that limit management's ability to do this. DSA will generally oppose proposals that seek to place restrictions on management in order to promote political, religious or social agendas.

Please see DSA's Pre-Determined Proxy Voting Policies for more details ("Exhibit A").

                   III. FIDUCIARY DUTIES OF CARE AND LOYALTY

Advisers are fiduciaries. As fiduciaries, advisers must act in the best interests of their clients. Thus, when voting portfolio securities, DSA must act in the best interest of the client and not in its own interest.

When DSA has been granted the authority to vote client proxies, DSA owes the client the duties of "care" and "loyalty":

(1) The duty of care requires DSA to monitor corporate actions and vote client proxies if it has undertaken to do so.

(2) The duty of loyalty requires DSA to cast the proxy votes in a manner that is consistent with the best interests of the client and not subrogate the client's interest to DSA's own interests.

                       IV. PRE -DETERMINED VOTING POLICY

Attached to these Proxy Voting Policies and Procedures is Exhibit A "Pre-Determined Voting Policies" that describe DSA's general proxy voting policies. DSA may, however, deviate from the general polices in order to accomplish a specific objective. All deviations from the stated polices shall be documented.

                         V. ENSURING PROXIES ARE VOTED

The Chief Compliance Officer is responsible for monitoring corporate actions and voting client proxies if DSA has been assigned the right to vote the proxies.

Scope. If a client has not authorized DSA to vote its proxies, then these Policies and Procedures shall not apply to that client's account. The scope of DSA's responsibilities with respect to voting proxies are ordinarily determined by DSA's contracts with its clients, the disclosures it has made to its clients, and the investment policies and objectives of its clients.

  Cost/Benefit Analysis DSA is NOT required to vote every proxy. There may be times when refraining from voting a proxy is in the client's best interest, such as when DSA determines that the cost of voting the proxy exceeds the expected benefit to the client. DSA shall not, however, ignore or be negligent in fulfilling the obligation it has assumed to vote client proxies.

DSA is not expected to expend resources if it has no reasonable expectation that doing so will provide a net benefit to its clients. For example, if clients hold only a small position in a company, or if the company's shares are no longer held by DSA clients at the time of the meeting, a decision to not vote the proxies, engage management in discussions, or to sell the securities rather than fight the corporate action, may be appropriate, particularly if the issue involved would not significantly affect the value of clients' holdings.

RECORD OF VOTING

The Chief Compliance Officer shall maintain records of how client proxies were voted. The Chief Compliance Officer shall also maintain a record of all votes which are inconsistent with Exhibit A "General Proxy Voting Policies".

          VI IDENTIFYING AND RESOLVING POTENTIAL CONFLICTS OF INTEREST

                         Potential Conflicts of Interest

A potential conflict of interest arises when DSA has business interests that may not be consistent with the best interests of its client. In reviewing proxy issues to identify any potential material conflicts between DSA's interests and those of its clients, DSA will consider:

     (1) Whether DSA has an economic incentive to vote in a manner that is not consistent with the best interests of its clients. For example , DSA may have an economic incentive to vote in a manner that would please corporate management in the hope that doing so might lead corporate management to direct more business to DSA. Such business could include managing company retirement plans, serving as sub-adviser for funds sponsored by the company, l; or

     (2) Whether there are any business or personal relationships between a DSA employee and the officers or directors of a company whose securities are held in client accounts that may create an incentive to vote in a manner that is not consistent with the best interests of its clients.

Assessing Materiality. Materiality will be defined as the potential to have a significant impact on the outcome of a proxy vote.

IDENTIFYING POTENTIAL CONFLICTS OF INTEREST

The Chief Compliance Officer is responsible for identifying potential material conflicts of interest and voting the proxies in conformance with direction received from the Proxy Oversight Group. The Chief Compliance Officer shall bring novel or ambiguous issues before the Proxy Oversight Group for guidance.

RESOLVING POTENTIAL CONFLICTS OF INTEREST

The Proxy Oversight Group is charged with resolving material potential conflicts of interest which it becomes aware of. It is charged with resolving conflicts in a manner that is consistent with the best interests of clients. There are many acceptable methods of resolving potential conflicts and the Proxy Oversight Group shall exercise its judgment and discretion to determine an appropriate means of resolving a potential conflict in any given situation:

     (1) Votes consistent with Exhibit A "General Proxy Voting Policies" are presumed to be consistent with the best interests of clients;

     (2) DSA may disclose the conflict to the client and obtain the client's consent prior to voting the proxy.

     (3) DSA may obtain guidance from an independent third party

     (4) The potential conflict may be immaterial.

     (5) Other reasonable means of resolving potential conflicts of interest which effectively insulate the decision on how to vote client proxies from the conflict:

                           VII. PROXY OVERSIGHT GROUP

DSA has established a Proxy Oversight Group, a committee of senior DSA officers, to oversee voting policies and decisions for clients. The Proxy Oversight Group:

     (1) Establishes, amends, and interprets proxy voting policies and procedures;

     (2) Oversees how DSA's compliance department (which monitors corporate actions and votes client proxies in accordance with these proxy procedures) executes these duties; and

     (3) Resolves conflicts of interest identified by the Compliance
         Department.

COMPOSITION OF THE PROXY OVERSIGHT GROUP

The following are the members of the Proxy Oversight Group: DSA's:

     (1) Proxy Analyst;

     (2) Chief Compliance Officer; and

     (3) Chief Legal Officer

Two or more members shall constitute a quorum. Meetings may be held telephonically. A vote by a majority of the Proxy Oversight Group shall be binding. Action may be taken without a meeting by memorandum signed by two or more members.

                            VIII SHAREHOLDER ACTIVISM

DSA's fiduciary duties to its clients do not necessarily require DSA to become a "shareholder activist". As a practical matter, DSA will determine whether to engage in management discussion based upon its costs and expected benefits to clients.

Prior to casting a single vote, DSA may use its influence as a large shareholder to highlight certain management practices. Consistent with its fiduciary duties, DSA may discuss with company management its views on key issues that affect shareholder value. Opening lines of communication with company management to discuss these types of issues can often prove beneficial to DSA's clients.

                  IX OBTAINING COPIES OF HOW PROXIES WERE VOTED

DSA's clients may obtain a copy of the record of how their own proxies were voted by writing to:

         Davis Selected Advisers, L.P.
         Attn: Chief Compliance Officer
         2949 East Elvira Road, Suite 101
         Tucson, Arizona, 85706

No party is entitled to obtain a copy of how proxies, other than their own, were voted without valid government authority.

                X SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES

DSA shall maintain a summary of its Proxy Voting Policies and Procedures which also describes how a client may obtain a copy of DSA's Proxy Voting Policies and Procedures. This summary shall be included in DSA's Form ADV Part II, which is delivered to all new clients..

                                  XI. RECORDS

DSA shall make retain for the legally required periods the following records:

     (a) Copies of DSA's Proxy Voting Policies and Procedures and each amendment thereof;

     (b) Proxy statements received regarding client securities;

     (c) Records of votes DSA cast on behalf of clients;

     (d) Records of written client requests for proxy voting information and DSA's response;

     (e) Any documents prepared by DSA that were material to making a decision how to vote, or that memorialized the basis of the decision.

                                 XII AMENDMENTS

DSA's Proxy Oversight Group may amend these Proxy Policies and Procedures from time to time. Clients shall be notified of material changes.

                                    EXHIBIT A
                          DAVIS SELECTED ADVISERS, L.P.
                      PRE-DETERMINED PROXY VOTING POLICIES

                             AMENDED: AUGUST 6, 2003

Notice: Davis Selected Advisers, L.P. ("DSA") has established the following general principals for voting proxies on behalf of its clients. While these principals shape our policies, DSA always reviews each proxy individually. As a result, there may be cases in which particular circumstances lead us to vote an individual proxy differently than otherwise stated within this document. In such exceptional cases, we will document our reasoning. Although our decisions may prove to have been incorrect in the light of future events, they will always be made with the intention of maximizing the long-term value of our clients' investment. Items not addressed within these policies will be evaluated on a case-by-case basis.

                            I. THE BOARD OF DIRECTORS

A. VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

As Corporate Directors are elected to represent the economic interests of shareholders, our voting on Director Nominees will be shaped by our assessment of a director's record in representing the interests of shareholders. The most important responsibility of a director is the selection, evaluation and compensation of senior management, and we pay particular attention to directors' performance in this area. Philosophically, we look for directors to construct long-term compensation plans that do not allow for senior executives to be excessively compensated if long-term returns to shareholders are poor. We prefer directors to specify the benchmarks or performance hurdles by which they are evaluating management's performance. Appropriate hurdles should include the company's performance relative to its peers and the S&P 500 as well as its cost of equity capital. We expect directors to construct plans such that incentive compensation will not be paid if performance is below these hurdles.

Although such a philosophy does not allow for exact precision,

     - We will generally withhold votes for directors of any company that issues options representing more than two percent of the shares outstanding in a given year without a specified performance hurdle.

     - We will generally withhold votes for directors of companies that issue more than 0.67% of the shares outstanding in restricted stock without a specified performance hurdle.

     - We will generally withhold votes for any director of any company that issues a combination of options and restricted shares (converted at a three to one ratio) that together add up to more than 2% of shares outstanding.

     - We will generally withhold votes for any director of any company that has allowed stock options to be re-priced or exchanged at lower prices in the previous year.

     - We will generally vote for pulling future option grants into the present year.

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

Directors also bear responsibility for the presentation of a company's financial statements and for the choice of broad accounting policies. We believe directors should favor conservative policies. Specifically,

     - We will generally withhold votes for any director of any company that does not account for employee stock options as an expense in the calculation of net income by January 2004.

     - We will generally withhold votes for any director of any company that uses unrealistic returns and assumptions in calculating a company's pension obligations, expenses or pension fund returns.

In voting on director nominees, we will also consider the following factors:

-    long-term corporate performance

-    nominee's investment in the company

- corporate governance provisions and takeover activity (discussed in Sections III and IV)

-    director compensation

-    number of other board seats held by nominee

-    interlocking directorships

-    nominee's attendance at meetings (past two years)

-    relevant business experience

-    ethical track record

B. CLASSIFICATION/DECLASSIFICATION OF THE BOARD

We vote AGAINST proposals to classify the board.

We vote FOR proposals to repeal classified boards and to elect all directors annually.

                           II. EXECUTIVE COMPENSATION

We believe in pay for performance. We recognize that compensation levels must be competitive and realistic and that under a fair system exceptional managers deserve to be paid exceptionally well. Our test to determine whether or not a proposal for long-term incentive compensation is appropriate is based on the following two questions.

     1. Over the long-term, what is the minimum level of shareholder returns below which management's performance would be considered poor?

             -    Performance below that of the S&P 500.

             -    Performance below a pre-selected group of competitors.

             -    Performance below the company's cost of equity capital.

     2. Does the company's proposed incentive compensation plan (including options and restricted stock) allow for the management to receive significant incentive compensation if long-term returns to shareholders fall below the answer specified above?

In most cases, the answer to the first question is unspecified. In virtually all cases, the answer to the second question is "yes," as most companies use non-qualified stock options and restricted stock for the bulk of their long-term compensation. These options and shares will become enormously valuable even if the shares compound at an unacceptably low rate - or actually do not go up at all but are simply volatile - over the long term. A fair system of long-term incentive compensation should include a threshold rate of performance below which incentive compensation is not earned.

Recognizing that many companies have and will continue to issue non-qualified stock options as part of their long term incentive compensation plans, we have devolved guidelines to determine the appropriate maximum amount to be given in any one year. Our thinking on this issue is shaped by the fact that America's Ten Most Admired Companies as determined by Fortune Magazine for 2002 had an average annual option grant over the last seven years of only 1.4 percent (excluding Microsoft at 1.2 percent). As a result, we believe a large option program is not a necessary characteristic of either highly admired or high-performing companies. As a result,

     - We will generally vote against any compensation plan that grants options representing more than two percent of the shares outstanding in a given year without a specified performance hurdle.

     - We will generally vote against any compensation plan that grants more than 0.67% of the shares outstanding in restricted stock without a specified performance hurdle.

     - We will generally vote against any compensation plan that grants a combination of options and restricted shares (converted at a three to one ratio) that together add up to more than 2% of shares outstanding.

     - We will generally vote against any proposal to allow stock options to be re-priced or exchanged at lower prices.

     - We will generally vote against multi-year authorizations of shares to be used for compensation unless the company's past actions have been consistent with these policies.

     - We will generally vote in favor of shareholder proposals advocating the addition of performance criteria to long-term compensation plans.

                           III. TENDER OFFER DEFENSES

A. POISON PILLS

We will generally vote AGAINST management proposals to ratify a poison pill.

We will generally vote FOR shareholder proposals to redeem a poison pill.

B. FAIR PRICE PROVISIONS

We will generally vote FOR fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

We will generally vote FOR shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

C. GREENMAIL

We will generally vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

We review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

D. PALE GREENMAIL

We review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

E. UNEQUAL VOTING RIGHTS

We will generally vote AGAINST dual class exchange offers.

We will generally vote AGAINST dual class recapitalizations.

F. SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE CHARTER OR BYLAWS

We will generally vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

We will generally vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

G. SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS

We will generally vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

We will generally vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

H. WHITE SQUIRE PLACEMENTS

We will generally vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

                               IV. PROXY CONTESTS

A. VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis, considering the following factors:

     - long-term financial performance of the target company relative to its industry

     -   management's track record

     -   background to the proxy contest

     -   qualifications of director nominees (both slates)

     - evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met

     -   stock ownership positions

B. REIMBURSE PROXY SOLICITATION EXPENSES

Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a CASE-BY-CASE basis.

                           V. PROXY CONTEST DEFENSES

A. BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS

We will generally vote AGAINST proposals to classify the board.

We will generally vote FOR proposals to repeal classified boards and to elect all directors annually.

B. SHAREHOLDER ABILITY TO REMOVE DIRECTORS

We will generally vote AGAINST proposals that provide that directors may be removed only for cause.

We will generally vote FOR proposals to restore shareholder ability to remove directors with or without cause.

We will generally vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

We will generally vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

C. CUMULATIVE VOTING

We will generally vote AGAINST proposals to eliminate cumulative voting.

We will generally vote FOR proposals to permit cumulative voting.

D. SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

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

We will generally vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

We will generally vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

E. SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

We will generally vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

We will generally vote FOR proposals to allow or make easier shareholder action by written consent.

F. SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD

We will generally vote FOR proposals that seek to fix the size of the board.

We will generally vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.

                                  VI. AUDITORS

A. RATIFYING AUDITORS

We will generally vote FOR proposals to ratify auditors, unless any of the following apply:

     - An auditor has a financial interest in or association with the company (other than to receive reasonable compensation for services rendered), and is therefore not independent

     -   Fees for non-audit services are excessive, or

     - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

We vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

We will generally vote FOR shareholder proposals asking for audit firm rotation or partner rotation within an audit firm, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company. (Sarbanes-Oxley mandates that the partners on a company's audit engagement be subject to five-year term limits.)

                    VII. MISCELLANEOUS GOVERNANCE PROVISIONS

A. CONFIDENTIAL VOTING

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

We will generally vote FOR shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

We will generally vote FOR management proposals to adopt confidential voting.

B. EQUAL ACCESS

We will generally vote FOR shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

C. BUNDLED PROPOSALS

We review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, we will generally vote AGAINST the proposals. If the combined effect is positive, we will generally vote FOR the proposals.

D. SHAREHOLDER ADVISORY COMMITTEES

We review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

E. STOCK OWNERSHIP REQUIREMENTS

We will generally vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board (we prefer Directors to be long- term shareholders). We oppose the awarding of stock options to directors.

F. TERM OF OFFICE AND INDEPENDENCE OF COMMITTEES

We will generally vote AGAINST shareholder proposals to limit the tenure of outside directors.

We will generally vote FOR shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

G. DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals concerning director and officer indemnification and liability protection are evaluated on a CASE-BY-CASE basis.

We will generally vote AGAINST proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care.

We will generally vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

We will generally vote FOR only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

H. CHARITABLE CONTRIBUTIONS

We will generally vote AGAINST shareholder proposals to eliminate, direct or otherwise restrict charitable contributions.

I. AGE LIMITS

We will generally vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

J. BOARD SIZE

We will generally vote FOR proposals seeking to fix the board size or designate a range for the board size.

We will generally vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

K. CUMULATIVE VOTING

We will generally vote AGAINST proposals to eliminate cumulative voting.

We will generally vote FOR proposals to restore or permit cumulative voting.

L. ESTABLISH/AMEND NOMINEE QUALIFICATIONS

We vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

We will generally vote AGAINST shareholder proposals requiring two candidates per board seat.

M. FILLING VACANCIES/REMOVAL OF DIRECTORS

We will generally vote AGAINST proposals that provide that directors may be removed only for cause.

We will generally vote FOR proposals to restore shareholder ability to remove directors with or without cause.

We will generally vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

We will generally vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

N. OBRA-RELATED COMPENSATION PROPOSALS

-    AMENDMENTS THAT PLACE A CAP ON ANNUAL GRANT OR AMEND ADMINISTRATIVE
     FEATURES

We will generally vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

-    AMENDMENTS TO ADDED PERFORMANCE-BASED GOALS

We will generally vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

-    AMENDMENTS TO INCREASE SHARES AND RETAIN TAX DEDUCTIONS UNDER OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) are evaluated on a CASE-BY-CASE basis.

-    APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS

We will generally vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA where the compensation plans have been historically consistent with our principles described in Section II of this document.

O. SHAREHOLDER PROPOSALS TO LIMIT EXECUTIVE AND DIRECTOR PAY

We will generally vote FOR shareholder proposals that seek additional disclosure of executive and director pay information.

We review on a CASE-BY-CASE basis all other shareholder proposals that seek to limit executive and director pay.

P. GOLDEN AND TIN PARACHUTES

We will generally vote FOR shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

We will generally review on a CASE-BY-CASE basis all proposals to ratify or cancel golden or tin parachutes.

Q. EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

We will generally vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

R. 401(k) EMPLOYEE BENEFIT PLANS

We will generally vote FOR proposals to implement a 401(k) savings plan for employees.

S. STOCK PLANS IN LIEU OF CASH

We review plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock on a CASE-BY-CASE basis.

We will generally vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

We review plans which do not provide a dollar-for-dollar cash for stock exchange on a CASE-BY-CASE basis.

T. DIRECTOR RETIREMENT PLANS

We will generally vote AGAINST retirement plans for non-employee directors.

We will generally vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

                          VIII. STATE OF INCORPORATION

A. VOTING ON STATE TAKEOVER STATUTES

We review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

B. VOTING ON REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation are examined on a CASE-BY-CASE basis.

                    IX. MERGERS AND CORPORATE RESTRUCTURINGS

A. MERGERS AND ACQUISITIONS

Votes on mergers and acquisitions are considered on a CASE-BY-CASE basis, taking into account at least the following:

-        anticipated financial and operating benefits

-        offer price (cost vs. premium)

-        prospects of the combined companies

-        how the deal was negotiated

-        changes in corporate governance and their impact on shareholder rights

B. CORPORATE RESTRUCTURING

Votes on corporate restructuring proposals, including minority squeeze outs, leveraged buyouts, spin-offs, liquidations, and asset sales are considered on a CASE-BY-CASE basis.

C. SPIN-OFFS

Votes on spin-offs are considered on a CASE-BY-CASE basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

D. ASSET SALES

Votes on asset sales are made on a CASE-BY-CASE basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

E. LIQUIDATIONS

Votes on liquidations are made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

F. APPRAISAL RIGHTS

We will generally vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

G. CHANGING CORPORATE NAME

We will generally vote FOR changing the corporate name.

                       X. SOCIAL AND ENVIRONMENTAL ISSUES

In general, we ABSTAIN from voting on shareholder social and environmental proposals on the basis that their impact on share value can rarely be anticipated with any high degree of confidence.

                             XI. CAPITAL STRUCTURE

A. COMMON STOCK AUTHORIZATION

We review on a CASE-BY-CASE basis proposals to increase the number of shares of common stock authorized for issue.

We use quantitative criteria that measure the number of shares available for issuance after analyzing the company's industry and performance. Our first step is to determine the number of shares available for issuance (shares not outstanding and not reserved for issuance) as a percentage of the total number of authorized shares after accounting for the requested increase. Shares reserved for legitimate business purposes, such as stock splits or mergers, are subtracted from the pool of shares available. We then compare this percentage to the allowable cap developed for the company's peer group to determine if the requested increase is reasonable. Each peer group is broken down into four quartiles and within each quartile an "allowable increase" for the company is set. The top quartile performers will have the largest allowable increase.

If the requested increase is greater than the "allowable increase" we will generally vote AGAINST the proposal.

B. REVERSE STOCK SPLITS

We will review management proposals to implement a reverse stock split on a CASE-BY-CASE basis. We will generally support a reverse stock split if management provides a reasonable justification for the split.

C. BLANK CHECK PREFERRED AUTHORIZATION

We will generally vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

We review on a CASE-BY-CASE basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

We review on a CASE-BY-CASE basis proposals to increase the number of authorized blank check preferred shares. If the company does not have any preferred shares outstanding we will generally vote AGAINST the requested increase. If the company does have preferred shares outstanding we will use the criteria set forth herein.

D. SHAREHOLDER PROPOSALS REGARDING BLANK CHECK PREFERRED STOCK

We will generally vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

E. ADJUST PAR VALUE OF COMMON STOCK

We will generally vote FOR management proposals to reduce the par value of common stock.

F. PREEMPTIVE RIGHTS

We review on a CASE-BY-CASE basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

G. DEBT RESTRUCTURINGS

We review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. We consider the following issues:

- Dilution - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

- Change in Control - Will the transaction result in a change in control of the company?

- Bankruptcy - Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self- dealing or other abuses.

H. SHARE REPURCHASE PROGRAMS

We will generally vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

I. DUAL-CLASS STOCK

We will generally vote AGAINST proposals to create a new class of common stock with superior voting rights.

We will generally vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

         - It is intended for financing purposes with minimal or no dilution to current shareholders.

         - It is not designed to preserve the voting power of an insider or significant shareholder.

J. ISSUE STOCK FOR USE WITH RIGHTS PLAN

We will generally vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

K. PREFERRED STOCK

We will generally vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

We will generally vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

We will generally vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

We will generally vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

We vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

L. RECAPITALIZATION

We vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

M. REVERSE STOCK SPLITS

We will generally vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

We will generally vote FOR management proposals to implement a reverse stock split to avoid delisting.

Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis.

N. STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

We will generally vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

O. TRACKING STOCK

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as a spin-off.

                      DECLARATION MANAGEMENT & RESEARCH LLC
                       PROXY VOTING POLICY AND PROCEDURES

Declaration Management & Research LLC ("Declaration") is a fixed income manager and the securities we purchase for client accounts are predominantly fixed income securities. Accordingly, we are seldom if ever called upon to vote equity securities on our clients' behalf. However, in the event we were granted the discretion to vote proxies for a client's account and an occasion arose where an equity security needed to be voted, we would follow the following proxy voting policy in carrying out our responsibilities to that client.

I. General Principles

In order to set a framework within which proxy questions should be considered and voted, the following general principles should be applied:

1) As a fiduciary under ERISA or otherwise, the discretion to vote proxies for a client's account should be exercised keeping in mind a fiduciary's duty to use its best efforts to preserve or enhance the value of the client's account. We should vote on proxy questions with the goal of fostering the interests of the client (or the participants and beneficiaries in the case of an ERISA account).

2) Proxy questions should be considered within the individual circumstances of the issuer. It is possible that individual circumstances might mean that a given proxy question could be voted differently than what is generally done in other cases.

3) If a proxy question clearly has the capability of affecting the economic value of the issuer's stock, the question should be voted in a way that attempts to preserve, or give the opportunity for enhancement of, the stock's economic value.

4) In certain circumstances, even though a proposal might appear to be beneficial or detrimental in the short term, our analysis will conclude that over the long term greater value may be realized by voting in a different manner.

5) It is our policy that when we are given authority to vote proxies for a client's account, we must be authorized to vote all proxies for the account in our discretion. We do not accept partial voting authority nor do we accept instructions from clients on how to vote on specific issues, except in the case of registered investment companies. Clients may wish to retain proxy voting authority and vote their own proxies if necessary in order to satisfy their individual social, environmental or other goals.

Since we cannot currently anticipate circumstances in which Declaration would be called upon to vote an equity security for a client's account, it is difficult to specify in advance how we would vote on particular questions. For routine matters, we would expect to vote in accordance with the recommendation of the issuer's management. For all other matters, we would decide how to vote on a case-by-case basis considering the relevant circumstances of the issuer.

We will from time to time review this proxy voting policy and procedures and may adopt changes from time to time. Clients may contact Carole Parker, our Chief Compliance Officer, by calling 703-749-8240 or via e-mail at cparker@declaration.com to obtain a record of how we voted the proxies for their account.

II. Process

     At Declaration, the investment research analysts are responsible for performing research on the companies in which we invest. The same analysts would be responsible for decisions regarding proxy voting, as they would be the most familiar with company-specific issues. Portfolio managers may also provide input when appropriate. Proxy voting mechanics are the responsibility of the analyst.

     We may abstain from voting a client proxy if we conclude that the effect on the client's economic interests or the value of the portfolio holding is indeterminable or insignificant. We may also abstain from voting a client proxy for cost reasons (e.g., costs associated with voting proxies of non-U.S. securities). In accordance with our fiduciary duties, we would weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent. Our decision would take into account the effect that the vote of our client, either by itself or together with other votes, was expected to have on the value of our client's investment and whether this expected effect would outweigh the cost of voting.

     We will maintain the records required to be maintained by us with respect to proxies in accordance with the requirements of the Investment Advisers Act of 1940 and, with respect to our registered investment company clients, the Investment Company Act of 1940. We may, but need not, maintain proxy statements that we receive regarding client securities to the extent that such proxy statements are available on the SEC's Edgar system. We may also rely upon a third party to maintain certain records required to be maintained by the Advisors Act or the Investment Company Act.

III. Conflicts of Interest

     We manage the assets of various public and private company clients, and may invest in the securities of certain of these companies on behalf of our clients. As noted above, we invest principally in fixed income securities with respect to which proxies are not required to be voted. However, in the event we were to be granted the discretion to vote proxies by a client, and an equity security were to be held in that client's portfolio with respect to which a vote was required, we would be responsible for voting proxies for that security. We recognize that the potential for conflicts of interest could arise in situations where we have discretion to vote client proxies and where we have material business relationships(1) or material personal/family relationships(2) with an issuer (or with a potential target or acquirer, in the case of a proxy vote in connection with a takeover). To address these potential conflicts we have established a Proxy Voting Committee (the "Committee"). The Committee consists of the President, the Senior Vice President - Director of Portfolio Management, and the Chief Compliance Officer. The Committee will use reasonable efforts to determine whether a potential conflict may exist, including screening proxies against a list of clients with whom we have a material business relationship. However, a potential conflict shall be deemed to exist only if one or more of the members of the Committee actually know of the potential conflict. The Committee will work with the analyst assigned to the specific security to oversee the proxy voting process for securities where we believe we may have potential conflicts.

     The Committee will meet to decide how to vote the proxy of any security with respect to which we have identified a potential conflict. The Committee will consider the analyst's recommendation, make a decision on how to vote the proxy and document the Committee's rationale for its decision.

     Declaration is an indirect wholly owned subsidiary of Manulife Financial Corporation ("MFC"), a public company. It is our general policy not to acquire or hold MFC stock on behalf of our clients. However, in the event that a client were to hold MFC stock in a portfolio which we managed, and we were responsible for voting a MFC proxy on behalf of the client, the Committee would decide how to vote the MFC proxy in a manner that it believes will maximize shareholder value. The Committee will document the rationale for its decision.

     It is Declaration's policy not to accept any input from any other person or entity, including its affiliates, when voting proxies for any security. In the event that a Declaration employee was contacted by any affiliate or any other person or entity, other than by means of standard materials available to all shareholders, with a recommendation on how to vote a specific proxy, the event would be reported to the Compliance Officer and would be documented. The Committee would then decide how to vote the proxy in question and would document the rationale for its decision.

----------
(1) For purposes of this proxy voting policy, a "material business relationship" is considered to arise in the event a client has contributed more than 5% of Declaration's annual revenues for the most recent fiscal year or is reasonably expected to contribute this amount for the current fiscal year.

(2) For purposes of this proxy voting policy, a "material personal/family relationship" is one that would be reasonably likely to influence how we vote proxies. To identify any such relationships, the Proxy Voting Committee will in connection with each proxy vote obtain information about
     (1) personal and/or family relationships between any Declaration employee involved in the proxy vote (e.g., analyst, portfolio manager and/or members of the Proxy Voting Committee, as applicable), and directors or senior executives of the issuer, and (ii) personal and/or immediate family investments of such employees in issuers which exceed 5% of the outstanding stock of the issuer.

     If there is controversy or uncertainty about how any particular proxy question should be voted, or if an analyst or a Committee member believes that he or she has been pressured to vote in a certain way, he or she will consult with the Committee or with the Compliance Officer, and a decision will be made whether to refer the proxy to the Committee for voting. Final decisions on proxy voting will ultimately be made with the goal of enhancing the value of our clients' investments.

     Adopted 07/03
     Revised 09/04

POLICIES & PROCEDURES                                       (DEUTSCHE BANK LOGO)

PROXY VOTING POLICIES AND PROCEDURES

Effective Date:       May 5, 2003

Last Revision Date:   March 29, 2005

Version:              3

I. INTRODUCTION

     Deutsche Asset Management (DeAM)(1) has adopted and implemented the following policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of clients, in accordance with its fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940. In addition to SEC requirements governing advisers, DeAM's proxy policies reflect the fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 CFR 2509.94-2 (July 29,1994).

II. DEAM'S PROXY VOTING RESPONSIBILITIES

     Proxy votes are the property of DeAM's advisory clients.(2) As such, DeAM's authority and responsibility to vote such proxies depend upon its contractual relationships with its clients. DeAM has delegated responsibility for effecting its advisory clients' proxy votes to Institutional Shareholder Services ("ISS"), an independent third-party proxy voting specialist. ISS votes DeAM's advisory clients' proxies in accordance with DeAM's proxy guidelines or DeAM's specific instructions. Where a client has given specific instructions as to how a proxy should be voted, DeAM will notify ISS to carry out those instructions. Where no specific

----------
(1) DeAM refers to Deutsche Investment Management Americas Inc. and Deutsche Asset Management, Inc., each an investment adviser registered under the Investment Advisers Act of 1940. These Policies and Procedures also may apply to other entities within the Deutsche Bank organization for which the Proxy Department and the Proxy Voting Working Group votes proxies, as listed on Exhibit 1.

(2) For purposes of these Policies and Procedures, "clients" refers to persons or entities: for which DeAM serves as investment adviser or sub-adviser; for which DeAM votes proxies; and that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.

The information contained herein is the property of Deutsche Bank Group and may not be copied, used or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording or otherwise) without the prior written permission of Deutsche Bank Group.

POLICIES & PROCEDURES                                       (DEUTSCHE BANK LOGO)

     instructions exists, DeAM will follow the procedures in voting the proxies set forth in this document.

     DeAM may have proxy voting responsibilities for investment companies and other clients for which it serves as investment adviser. With respect to client accounts that are sub-advised by an affiliated or unaffiliated investment adviser, DeAM may have proxy voting responsibilities, or such responsibilities may be delegated to the sub-adviser. Similarly, DeAM may have proxy voting responsibilities with respect to advisory client accounts for which it serves as investment sub-adviser.

III. POLICIES

     1. PROXY VOTING ACTIVITIES ARE CONDUCTED IN THE BEST ECONOMIC INTEREST OF CLIENTS

     DeAM has adopted the following policies and procedures to ensure that proxies are voted in accordance with the best economic interest of its clients, as determined by DeAM in good faith after appropriate review.

     2.   THE PROXY VOTING WORKING GROUP

          The Proxy Voting Working Group (the "PVWG") is an internal working group established by DeAM's Investment Committee pursuant to a written charter. The PVWG is responsible for overseeing DeAM's proxy voting activities, including:

               (i) adopting, monitoring and updating guidelines, attached as Exhibit A (the "Guidelines"), that provide how DeAM will generally vote proxies pertaining to a comprehensive list of common proxy voting matters;

               (ii) voting proxies where (A) the issues are not covered by specific client instruction or the Guidelines; (B) the Guidelines specify that the issues are to be determined on a case-by-case basis; or (C) where an exception to the Guidelines may be in the best economic interest of DeAM's clients; and

               (iii) monitoring the Proxy Department's proxy voting activities
                    (see below):

          DeAM's Proxy Department, a unit of DeAM's Asset Management Operations Group, is responsible for coordinating with ISS to administer DeAM's proxy voting process and for voting proxies in accordance with any specific client instructions or, if there are none, the Guidelines, and overseeing ISS' proxy responsibilities in this regard.

The information contained herein is the property of Deutsche Bank Group and may not be copied, used or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording or otherwise) without the prior written permission of Deutsche Bank Group.


                                      2-28

POLICIES & PROCEDURES                                       (DEUTSCHE BANK LOGO)

     3. AVAILABILITY OF PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

     Copies of these Policies and Procedures, as they may be updated from time to time, are made available to clients as required by law and otherwise at DeAM's discretion. Clients may also obtain information on how their proxies were voted by DeAM as required by law and otherwise at DeAM's discretion; however, DeAM must not selectively disclose its investment company clients' proxy voting records. The Proxy Department will make proxy voting reports available to advisory clients upon request. The investment companies' proxy voting records will be disclosed to shareholders by means of publicly-available annual filings of each company's proxy voting record for 12-month periods ended June 30 (see "Recordkeeping" below).

IV. PROCEDURES

     The key aspects of DeAM's proxy voting process are as follows:

     1.   THE PVWG'S PROXY VOTING GUIDELINES

          The Guidelines set forth the PVWG's standard voting positions on a comprehensive list of common proxy voting matters. The PVWG has developed, and continues to update the Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and the impact of the matter on issuers and the value of the investments.

          The PVWG will review the Guidelines as necessary to support the best economic interests of DeAM's clients and, in any event, at least annually. The PVWG will make changes to the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interests of clients. Before changing the Guidelines, the PVWG will thoroughly review and evaluate the proposed change and the reasons therefor, and the PVWG Chair will ask PVWG members whether anyone outside of the DeAM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a DeAM advisory client has requested or attempted to influence the proposed change and whether any member has a conflict of interest with respect to the proposed change. If any such matter is reported to the PVWG Chair, the Chair will promptly notify the Conflicts Review Committee (see below) and will defer the approval, if possible. Lastly, the PVWG will fully document its rationale for approving any change to the Guidelines.

          The Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the

The information contained herein is the property of Deutsche Bank Group and may not be copied, used or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording or otherwise) without the prior written permission of Deutsche Bank Group.


                                      3-28

POLICIES & PROCEDURES                                       (DEUTSCHE BANK LOGO)

          investment companies for which DeAM or an affiliate serves as investment adviser or sponsor. Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. Further, the manner in which DeAM votes investment company proxies may differ from proposals for which a DeAM-advised or sponsored investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are generally voted in accordance with the pre-determined guidelines of ISS. See Section IV.3.B.

     2.   SPECIFIC PROXY VOTING DECISIONS MADE BY THE PVWG

          The Proxy Department Head will refer to the PVWG all proxy proposals
          (i) that are not covered by specific client instructions or the Guidelines; or (ii) that, according to the Guidelines, should be evaluated and voted on a case-by-case basis.

          Additionally, if a member of the Proxy Department, the Proxy Department Head, the PVWG Chair or any member of the PVWG, a portfolio manager, a research analyst or a sub-adviser believes that voting a particular proxy in accordance with the Guidelines may not be in the best economic interests of clients, that individual may bring the matter to the attention of the PVWG Chair and/or the Proxy Department Head.(3)

          If the Proxy Department refers a proxy proposal to PVWG or PVWG determines that voting a particular proxy in accordance with the Guidelines is not in the best economic interests of clients, the PVWG will evaluate and vote the proxy, subject to the procedures below regarding conflicts.

          The PVWG endeavors to hold meetings to decide how to vote particular proxies sufficiently before the voting deadline so that the procedures below regarding conflicts can be completed before the PVWG's voting determination.

     3.   CERTAIN PROXY VOTES MAY NOT BE CAST

----------
(3) The Proxy Department Head generally monitors upcoming proxy solicitations for heightened attention from the press or the industry and for novel or unusual proposals or circumstances, which may prompt the Proxy Department Head to bring the solicitation to the attention of the PVWG Chair. DeAM portfolio managers, DeAM research analysts and sub-advisers also may bring a particular proxy vote to the attention of the PVWG Chair, as a result of their ongoing monitoring of portfolio securities held by advisory clients and/or their review of the periodic proxy voting record reports that the PVWG Chair distributes to DeAM portfolio managers and DeAM research analysts.

The information contained herein is the property of Deutsche Bank Group and may not be copied, used or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording or otherwise) without the prior written permission of Deutsche Bank Group.


                                      4-28

POLICIES & PROCEDURES                                       (DEUTSCHE BANK LOGO)

          In some cases, the PVWG may determine that it is in the best economic interests of its clients not to vote certain proxies. For example, it is DeAM's policy not to vote proxies of issuers subject to laws of those jurisdictions that impose restrictions upon selling shares after proxies are voted, in order to preserve liquidity. In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so. For example, some jurisdictions do not provide adequate notice to shareholders so that proxies may be voted on a timely basis. Voting rights on securities that have been loaned to third-parties transfer to those third-parties, with loan termination often being the only way to attempt to vote proxies on the loaned securities. Lastly, the PVWG may determine that the costs to the client(s) associated with voting a particular proxy or group of proxies outweighs the economic benefits expected from voting the proxy or group of proxies.

          The Proxy Department Head will coordinate with the PVWG Chair regarding any specific proxies and any categories of proxies that will not or cannot be voted. The reasons for not voting any proxy shall be documented.

     4.   CONFLICT OF INTEREST PROCEDURES

          A. Procedures to Address Conflicts of Interest and Improper Influence

Overriding Principle. In the limited circumstances where the PVWG votes proxies,(4) the PVWG will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of DeAM's clients.(5)

          Independence of the PVWG. As a matter of Compliance policy, the PVWG and the Proxy Department are structured to be independent from other parts of Deutsche Bank. Members of the PVWG and employees in the Proxy Department are employees of DeAM. As such, they may not be subject to the supervision or control of any employees of Deutsche Bank Corporate and Investment Banking division ("CIB"). Their compensation cannot be based upon their contribution to any business activity outside of DeAM without prior approval of Legal and Compliance. They can have no contact with employees of Deutsche Bank outside

----------
(4) As mentioned above, the PVWG votes proxies (i) where neither a specific client instruction nor a Guideline directs how the proxy should be voted,
     (ii) where the Guidelines specify that an issue is to be determined on a case by case basis or (iii) where voting in accordance with the Guidelines may not be in the best economic interests of clients.

(5) The Head of the Proxy Department, who serves as the non-voting secretary of the PVWG, may receive routine calls from proxy solicitors and other parties interested in a particular proxy vote. Any contact that attempts to exert improper pressure or influence shall be reported to the Conflicts Review Committee.

The information contained herein is the property of Deutsche Bank Group and may not be copied, used or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording or otherwise) without the prior written permission of Deutsche Bank Group.


                                      5-28

POLICIES & PROCEDURES                                       (DEUTSCHE BANK LOGO)

          of the Private Client and Asset Management division ("PCAM") regarding specific clients, business matters or initiatives without the prior approval of Legal and Compliance. They furthermore may not discuss proxy votes with any person outside of DeAM (and within DeAM only on a need to know basis).

          Conflict Review Procedures. There will be a committee (the "Conflicts Review Committee") established within DeAM that will monitor for potential material conflicts of interest in connection with proxy proposals that are to be evaluated by the PVWG. Promptly upon a determination that a vote shall be presented to the PVWG, the PVWG Chair shall notify the Conflicts Review Committee. The Conflicts Review Committee shall promptly collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if DeAM or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest. For the purposes of this policy, a conflict of interest shall be considered "material" to the extent that a reasonable person could expect the conflict to influence, or appear to influence, the PVWG's decision on the particular vote at issue.

          The information considered by the Conflicts Review Committee may include information regarding (i) DeAM client relationships; (ii) any relevant personal conflict known by the Conflicts Review Committee or brought to the attention of the Conflicts Review Committee; (iii) and any communications with members of the PVWG (or anyone participating or providing information to the PVWG) and any person outside of the DeAM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a DeAM advisory client regarding the vote at issue. In the context of any determination, the Conflicts Review Committee may consult with, and shall be entitled to rely upon, all applicable outside experts, including legal counsel.

          Upon completion of the investigation, the Conflicts Review Committee will document its findings and conclusions. If the Conflicts Review Committee determines that (i) DeAM has a material conflict of interest that would prevent it from deciding how to vote the proxies concerned without further client consent or (ii) certain individuals should be recused from participating in the proxy vote at issue, the Conflicts Review Committee will so inform the PVWG chair.

          If notified that DeAM has a material conflict of interest as described above, the PVWG chair will obtain instructions as to how the proxies should be voted either from (i) if time permits, the affected clients, or (ii) ISS. If notified that certain individuals should be recused from the proxy vote at issue, the PVWG Chair shall do so in accordance with the procedures set forth below.

The information contained herein is the property of Deutsche Bank Group and may not be copied, used or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording or otherwise) without the prior written permission of Deutsche Bank Group.


                                      6-28

POLICIES & PROCEDURES                                       (DEUTSCHE BANK LOGO)

          Procedures to be Followed by the PVWG. At the beginning of any discussion regarding how to vote any proxy, the PVWG Chair (or his or her delegate) will inquire as to whether any PVWG member (whether voting or ex officio) or any person participating in the proxy voting process has a personal conflict of interest or has actual knowledge of an actual or apparent conflict that has not been reported to the Conflicts Review Committee.

          The PVWG Chair also will inquire of these same parties whether they have actual knowledge regarding whether any director, officer or employee outside of the DeAM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a DeAM advisory client, has: (i) requested that DeAM, the Proxy Department (or any member thereof) or a PVWG member vote a particular proxy in a certain manner; (ii) attempted to influence DeAM, the Proxy Department (or any member thereof), a PVWG member or any other person in connection with proxy voting activities; or (iii) otherwise communicated with a PVWG member or any other person participating or providing information to the PVWG regarding the particular proxy vote at issue, and which incident has not yet been reported to the Conflicts Review Committee.

          If any such incident are reported to the PVWG Chair, the Chair will promptly notify the Conflicts Review Committee and, if possible, will delay the vote until the Conflicts Review Committee can complete the conflicts report. If a delay is not possible, the Conflicts Review Committee will instruct the PVWG whether anyone should be recused from the proxy voting process, or whether DeAM should seek instructions as to how to vote the proxy at issue from ISS or, if time permits, affected clients. These inquiries and discussions will be properly reflected in the PVWG's minutes.

          Duty to Report. Any DeAM employee, including any PVWG member (whether voting or ex officio), that is aware of any actual or apparent conflict of interest relevant to, or any attempt by any person outside of the DeAM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a DeAM advisory client to influence, how DeAM votes its proxies has a duty to disclose the existence of the situation to the PVWG Chair (or his or her designee) and the details of the matter to the Conflicts Review Committee. In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.

          Recusal of Members. The PVWG will recuse from participating in a specific proxy vote any PVWG members (whether voting or ex officio) and/or any other person who (i) are personally involved in a material conflict of interest; or (ii) who, as determined by the Conflicts Review Committee, have actual knowledge

The information contained herein is the property of Deutsche Bank Group and may not be copied, used or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording or otherwise) without the prior written permission of Deutsche Bank Group.


                                      7-28

POLICIES & PROCEDURES                                       (DEUTSCHE BANK LOGO)

          of a circumstance or fact that could affect their independent judgment, in respect of such vote. The PVWG will also exclude from consideration the views of any person (whether requested or volunteered) if the PVWG or any member thereof knows, or if the Conflicts Review Committee has determined, that such other person has a material conflict of interest with respect to the particular proxy, or has attempted to influence the vote in any manner prohibited by these policies.

          If, after excluding all relevant PVWG voting members pursuant to the paragraph above, there are three or more PVWG voting members remaining, those remaining PVWG members will determine how to vote the proxy in accordance with these Policies and Procedures. If there are fewer than three PVWG voting members remaining, the PVWG Chair will obtain instructions as to how to have the proxy voted from, if time permits, the affected clients and otherwise from ISS.

          B.   Investment Companies and Affiliated Public Companies

          Investment Companies. As reflected in the Guidelines, all proxies solicited by open-end and closed-end investment companies are voted in accordance with the pre-determined guidelines of ISS, unless the investment company client directs DeAM to vote differently on a specific proxy or specific categories of proxies. However, regarding investment companies for which DeAM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders (i.e., "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

          Affiliated Public Companies. For proxies solicited by non-investment company issuers of or within the Deutsche Bank organization, e.g., Deutsche bank itself, these proxies will be voted in the same proportion as the vote of other shareholders (i.e., "mirror" or "echo" voting).

          C.   Other Procedures That Limit Conflicts of Interest

          DeAM and other entities in the Deutsche Bank organization have adopted a number of policies, procedures and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including:

          - Deutsche Bank Americas Restricted Activities Policy. This policy provides for, among other things, independence of DeAM employees from CIB, and information barriers between DeAM and other affiliates. Specifically, no DeAM employee may be subject to the supervision or

The information contained herein is the property of Deutsche Bank Group and may not be copied, used or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording or otherwise) without the prior written permission of Deutsche Bank Group.


                                      8-28

POLICIES & PROCEDURES                                       (DEUTSCHE BANK LOGO)

               control of any employee of CIB. No DeAM employee shall have his or her compensation based upon his or her contribution to any business activity within the Bank outside of the business of DeAM, without the prior approval of Legal or Compliance. Further, no employee of CIB shall have any input into the compensation of a DeAM employee without the prior approval of Legal or Compliance. Under the information barriers section of this policy, as a general rule, DeAM employees who are associated with the investment process should have no contact with employees of Deutsche Bank or its affiliates, outside of PCAM, regarding specific clients, business matters, or initiatives. Further, under no circumstances should proxy votes be discussed with any Deutsche Bank employee outside of DeAM (and should only be discussed on a need-to-know basis within DeAM).

          - Deutsche Bank Americas Information Barriers for Sections 13 and 16, and Reg. M Policy. This policy establishes information barriers between Deutsche Bank employees from CIB, on the one hand, and Deutsche Bank employees from PCAM. The information barriers depend upon PCAM and CIB personnel adhering to the certain limitations. For example, PCAM and CIB personnel may not share between themselves non-public, proprietary or confidential information. Further, PCAM and CIB personnel may not coordinate or seek to coordinate decision making with respect to particular securities transactions or groups of transactions, or with respect to the voting of particular securities. The policy also states that PCAM (particularly Deutsche Asset Management) and CIB do not employ common managing directors, officers and employees as a general policy matter, and imposes certain restrictions in the event that there are any such common directors, officers or employees

          Other relevant internal policies include the Deutsche Bank Americas Code of Professional Conduct, the Deutsche Bank Americas Confidential and Inside Information Policy, the Deutsche Asset Management Code of Ethics, the Sarbanes-Oxley Senior Officer Code of Ethics, and the Deutsche Bank Group Code of Conduct. The PVWG expects that these policies, procedures and internal controls will greatly reduce the chance that the PVWG (or, its members) would be involved in, aware of or influence by, an actual or apparent conflict of interest.

     V.   RECORDKEEPING

     DeAM will maintain a record of each vote cast by DeAM that includes among other things, company name, meeting date, proposals presented, vote cast and shares voted. In addition, the Proxy Department maintains records for each of the proxy ballots it votes. Specifically, the Department's records include, but are not limited to:

The information contained herein is the property of Deutsche Bank Group and may not be copied, used or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording or otherwise) without the prior written permission of Deutsche Bank Group.


                                      9-28

POLICIES & PROCEDURES                                       (DEUTSCHE BANK LOGO)

     - The proxy statement (and any additional solicitation materials) and relevant portions of annual statements.

     - Any additional information considered in the voting process that may be obtained from an issuing company, its agents or proxy research firms.

     - Analyst worksheets created for stock option plan and share increase analyses

     -    Proxy Edge print-screen of actual vote election.

In addition, DeAM will retain these Policies and Procedures and the Guidelines; will maintain records of client requests for proxy voting information; and will retain any documents the Proxy Department or the PVWG prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.

The PVWG also will create and maintain appropriate records documenting its compliance with these Policies and Procedures, including records of its deliberations and decisions regarding conflicts of interest and their resolution.

DeAM will maintain the above records in an easily accessible place for no less than six years from the end of the fiscal year during which the last entry was made on such record, the first three years in an appropriate DeAM office.

With respect to DeAM's investment company clients, ISS will create and maintain records of each company's proxy voting record for 12-month periods ended June
30. DeAM will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the company was entitled to vote:

     -    The name of the issuer of the portfolio security;

     - The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

     - The Council on Uniform Securities Identification Procedures number for the portfolio security (if the number is available through reasonably practicable means);

     -    The shareholder meeting date;

     -    A brief identification of the matter voted on;

The information contained herein is the property of Deutsche Bank Group and may not be copied, used or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording or otherwise) without the prior written permission of Deutsche Bank Group.


                                      10-28

POLICIES & PROCEDURES                                       (DEUTSCHE BANK LOGO)

     - Whether the matter was proposed by the issuer or by a security holder; Whether the company cast its vote on the matter;

     - How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

     -    Whether the company cast its vote for or against management.

VI.  THE PVWG'S OVERSIGHT ROLE

In addition to adopting the Guidelines and making proxy voting decisions on matters referred to it as set forth above, the PVWG will monitor the proxy voting process by reviewing summary proxy information presented by ISS. The PVWG will use this review process to determine, among other things, whether any changes should be made to the Guidelines. This review will take place at least quarterly and will be documented in the PVWG's minutes.

ATTACHMENT A - PROXY VOTING GUIDELINES

EXHIBIT 1 - LIST OF OTHER ADVISERS

The information contained herein is the property of Deutsche Bank Group and may not be copied, used or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording or otherwise) without the prior written permission of Deutsche Bank Group.


                                      11-28

POLICIES & PROCEDURES                                       (DEUTSCHE BANK LOGO)

                                                                    ATTACHMENT A

                             DEUTSCHE BANK AMERICAS
                                    NEW YORK

                            Deutsche Asset Management
                        2005 U.S. Proxy Voting Guidelines

                            As Amended March 29, 2005

                                    (GRAPHIC)

The information contained herein is the property of Deutsche Bank Group and may not be copied, used or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording or otherwise) without the prior written permission of Deutsche Bank Group.

POLICIES & PROCEDURES                                       (DEUTSCHE BANK LOGO)

                                TABLE OF CONTENTS

I. BOARD OF DIRECTORS AND EXECUTIVES.......................................    4
   A. ELECTION OF DIRECTORS................................................    4
   B. CLASSIFIED BOARDS OF DIRECTORS.......................................    4
   C. BOARD AND COMMITTEE INDEPENDENCE.....................................    4
   D. LIABILITY AND INDEMNIFICATION OF DIRECTORS...........................    4
   E. QUALIFICATIONS OF DIRECTORS..........................................    5
   F. REMOVAL OF DIRECTORS AND FILLING OF VACANCIES........................    5
   G. PROPOSALS TO FIX THE SIZE OF THE BOARD...............................
   H. PROPOSALS TO RESTRICT CHIEF EXECUTIVE OFFICER'S SERVICE ON MULTIPLE
      BOARDS

II. CAPITAL STRUCTURE......................................................    6
   A. AUTHORIZATION OF ADDITIONAL SHARES...................................    6
   B. AUTHORIZATION OF "BLANK CHECK" PREFERRED STOCK.......................    6
   C. STOCK SPLITS/REVERSE STOCK SPLITS....................................    6
   D. DUAL CLASS/SUPERVOTING STOCK.........................................    6
   E. LARGE BLOCK ISSUANCE.................................................    7
   F. RECAPITALIZATION INTO A SINGLE CLASS OF STOCK........................    7
   G. SHARE REPURCHASES....................................................    7
   H. REDUCTIONS IN PAR VALUE..............................................    7

III. CORPORATE GOVERNANCE ISSUES...........................................    7
   A. CONFIDENTIAL VOTING..................................................    7
   B. CUMULATIVE VOTING....................................................    8
   C. SUPERMAJORITY VOTING REQUIREMENTS....................................    8
   D. SHAREHOLDER RIGHT TO VOTE............................................    8

IV. COMPENSATION...........................................................    8
   A. EXECUTIVE AND DIRECTOR STOCK OPTION PLANS............................    9
   B. EMPLOYEE STOCK OPTION/PURCHASE PLANS.................................    9
   C. GOLDEN PARACHUTES....................................................   10
   D. PROPOSALS TO LIMIT BENEFITS OR EXECUTIVE COMPENSATION................   10
   E. OPTION EXPENSING.....................................................   10

V. ANTI-TAKEOVER RELATED ISSUES............................................   10
   A. SHAREHOLDER RIGHTS PLANS ("POISON PILLS")............................   10
   B. REINCORPORATION......................................................   10
   C. FAIR-PRICE PROPOSALS.................................................   11
   D. EXEMPTION FROM STATE TAKEOVER LAWS...................................   11
   E. NON-FINANCIAL EFFECTS OF TAKEOVER BIDS...............................   11

VI. MERGERS & ACQUISITIONS.................................................   11

VII. SOCIAL & POLITICAL ISSUES.............................................   12
   A. LABOR & HUMAN RIGHTS.................................................   12
   B. ENVIRONMENTAL ISSUES.................................................   12
   C. DIVERSITY & EQUALITY.................................................   12
   D. HEALTH & SAFETY......................................................   13
   E. GOVERNMENT/MILITARY..................................................   13

The information contained herein is the property of Deutsche Bank Group and may not be copied, used or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording or otherwise) without the prior written permission of Deutsche Bank Group.


                                      2-28

POLICIES & PROCEDURES                                       (DEUTSCHE BANK LOGO)

   F. TOBACCO..............................................................   13

VIII. MISCELLANEOUS ITEMS..................................................   14
   A. RATIFICATION OF AUDITORS.............................................   14
   B. LIMITATION OF NON-AUDIT SERVICES PROVIDED BY INDEPENDENT AUDITOR.....   14
   C. AUDIT FIRM ROTATION..................................................   14
   D. TRANSACTION OF OTHER BUSINESS........................................   14
   E. MOTIONS TO ADJOURN THE MEETING.......................................   15
   F. BUNDLED PROPOSALS....................................................   15
   G. CHANGE OF COMPANY NAME...............................................   15
   H. PROPOSALS RELATED TO THE ANNUAL MEETING..............................   15
   I. INVESTMENT COMPANY PROXIES...........................................   15
   J. INTERNATIONAL PROXY VOTING...........................................   16

The information contained herein is the property of Deutsche Bank Group and may not be copied, used or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording or otherwise) without the prior written permission of Deutsche Bank Group.


                                      3-28

POLICIES & PROCEDURES                                       (DEUTSCHE BANK LOGO)

These Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which DeAM or an affiliate serves as investment adviser or sponsor.

I.   Board of Directors and Executives

A. ELECTION OF DIRECTORS

Routine: DeAM Policy is to vote "for" the uncontested election of directors. Votes for a director in an uncontested election will be withheld in cases where a director has shown an inability to perform his/her duties in the best interests of the shareholders.

Proxy contest: In a proxy contest involving election of directors, a case-by-case voting decision will be made based upon analysis of the issues involved and the merits of the incumbent and dissident slates of directors. DeAM will incorporate the decisions of a third party proxy research vendor, currently, Institutional Shareholder Services ("ISS") subject to review by the Proxy Voting Working Group (PVWG) as set forth in the Deutsche Asset Management
(DeAM)'s Proxy Voting Policies and Procedures.

Rationale: The large majority of corporate directors fulfill their fiduciary obligation and in most cases support for management's nominees is warranted. As the issues relevant to a contested election differ in each instance, those cases must be addressed as they arise.

B. CLASSIFIED BOARDS OF DIRECTORS

DeAM policy is to vote against proposals to classify the board and for proposals to repeal classified boards and elect directors annually.

Rationale: Directors should be held accountable on an annual basis. By entrenching the incumbent board, a classified board may be used as an anti-takeover device to the detriment of the shareholders in a hostile take-over situation.

C. BOARD AND COMMITTEE INDEPENDENCE

DeAM policy is to vote:

1. "For" proposals that require that a certain percentage (majority up to 66 2/3%) of members of a board of directors be comprised of independent or unaffiliated directors.

2. "For" proposals that require all members of a company's compensation, audit or nominating committees to be independent or unaffiliated directors.

3. "Against" shareholder proposals to require the addition of special interest, or constituency, representatives to boards of directors.

4.   "For" separation of the Chairman and CEO positions.

Rationale: Board independence is a cornerstone of effective governance and accountability. A board that is sufficiently independent from management assures that shareholders' interests are adequately represented.

D. LIABILITY AND INDEMNIFICATION OF DIRECTORS

DeAM policy is to vote "for" management proposals to limit directors' liability and to broaden the indemnification of directors, unless broader indemnification or limitations on directors' liability would affect shareholders' interests in pending litigation.

Rationale: While shareholders want directors and officers to be responsible for their actions, it is not in the best interests of the shareholders for them to be to risk averse. If the risk of personal liability is too great, companies may not be able to find capable directors willing to serve. We support expanding liability only for actions taken in good faith and not for serious violations of fiduciary obligation or negligence.

E. QUALIFICATIONS OF DIRECTORS

DeAM policy is to follow management's recommended vote on either management or shareholder proposals that set retirement ages for directors or require specific levels of stock ownership by directors.

Rationale: As a general rule, the board of directors, and not the shareholders, is most qualified to establish qualification policies.

F. REMOVAL OF DIRECTORS AND FILLING OF VACANCIES

DeAM policy is to vote "against" proposals that include provisions that directors may be removed only for cause or proposals that include provisions that only continuing directors may fill board vacancies.

Rationale: Differing state statutes permit removal of directors with or without cause. Removal of directors for cause usually requires proof of self-dealing, fraud or misappropriation of corporate assets, limiting shareholders' ability to remove directors except under extreme circumstances. Removal without cause requires no such showing.

Allowing only incumbent directors to fill vacancies can serve as an anti-takeover device, precluding shareholders from filling the board until the next regular election.

G. PROPOSALS TO FIX THE SIZE OF THE BOARD

DeAM policy is to vote:

1. "For" proposals to fix the size of the board unless: (a) no specific reason for the proposed change is given; or (b) the proposal is part of a package of takeover defenses.

2. "Against" proposals allowing management to fix the size of the board without shareholder approval.

Rationale: Absent danger of anti-takeover use, companies should be granted a reasonable amount of flexibility in fixing the size of its board.

H. PROPOSALS TO RESTRICT CHIEF EXECUTIVE OFFICER'S SERVICE ON MULTIPLE BOARDS

DeAM policy is to vote "For" proposals to restrict a Chief Executive Officer from serving on more than three outside boards of directors.

Rationale: Chief Executive Officer must have sufficient time to ensure that shareholders' interests are represented adequately.

II.  Capital Structure

A. AUTHORIZATION OF ADDITIONAL SHARES

DeAM policy is to vote "for" proposals to increase the authorization of existing classes of stock that do not exceed a 3:1 ratio of shares authorized to shares outstanding for a large cap company, and do not exceed a 4:1 ratio of shares authorized to shares outstanding for a small-midcap company (companies having a market capitalization under one billion U.S. dollars.).

Rationale: While companies need an adequate number of shares in order to carry on business, increases requested for general financial flexibility must be limited to protect shareholders from their potential use as an anti-takeover device. Requested increases for specifically designated, reasonable business purposes (stock split, merger, etc.) will be considered in light of those purposes and the number of shares required.

B. AUTHORIZATION OF "BLANK CHECK" PREFERRED STOCK

DeAM policy is to vote:

1. "Against" proposals to create blank check preferred stock or to increase the number of authorized shares of blank check preferred stock unless the company expressly states that the stock will not be used for anti-takeover purposes and will not be issued without shareholder approval.

2. "For" proposals mandating shareholder approval of blank check stock placement.

Rationale: Shareholders should be permitted to monitor the issuance of classes of preferred stock in which the board of directors is given unfettered discretion to set voting, dividend, conversion and other rights for the shares issued.

C. STOCK SPLITS/REVERSE STOCK SPLITS

DeAM policy is to vote "for" stock splits if a legitimate business purpose is set forth and the split is in the shareholders' best interests. A vote is cast "for" a reverse stock split only if the number of shares authorized is reduced in the same proportion as the reverse split or if the effective increase in authorized shares (relative to outstanding shares) complies with the proxy guidelines for common stock increases (see, Section II.A, above.)

Rationale: Generally, stock splits do not detrimentally affect shareholders. Reverse stock splits, however, may have the same result as an increase in authorized shares and should be analyzed accordingly.

D. DUAL CLASS/SUPERVOTING STOCK

DeAM policy is to vote "against" proposals to create or authorize additional shares of super-voting stock or stock with unequal voting rights.

Rationale: The "one share, one vote" principal ensures that no shareholder maintains a voting interest exceeding their equity interest in the company.

E. LARGE BLOCK ISSUANCE

DeAM policy is to address large block issuances of stock on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the PVWG as set forth in DeAM's Proxy Policies and Procedures. Additionally, DeAM supports proposals requiring shareholder approval of large block issuances.

Rationale: Stock issuances must be reviewed in light of the business circumstances leading to the request and the potential impact on shareholder value.

F. RECAPITALIZATION INTO A SINGLE CLASS OF STOCK

DeAM policy is to vote "for" recapitalization plans to provide for a single class of common stock, provided the terms are fair, with no class of stock being unduly disadvantaged.

Rationale: Consolidation of multiple classes of stock is a business decision that may be left to the board and/management if there is no adverse effect on shareholders.

G. SHARE REPURCHASES

DeAM policy is to vote "for" share repurchase plans provided all shareholders are able to participate on equal terms.

Rationale: Buybacks are generally considered beneficial to shareholders because they tend to increase returns to the remaining shareholders.

H. REDUCTIONS IN PAR VALUE

DeAM policy is to vote "for" proposals to reduce par value, provided a legitimate business purpose is stated (e.g., the reduction of corporate tax responsibility.)

Rationale: Usually, adjustments to par value are a routine financial decision with no substantial impact on shareholders.

III. Corporate Governance Issues

A. CONFIDENTIAL VOTING

DeAM policy is to vote "for" proposals to provide for confidential voting and independent tabulation of voting results and to vote "against" proposals to repeal such provisions.

Rationale: Confidential voting protects the privacy rights of all shareholders. This is particularly important for employee-shareholders or shareholders with business or other affiliations with the company, who may be vulnerable to coercion or retaliation when opposing management. Confidential voting does not interfere with the ability of corporations to communicate with all shareholders, nor does it prohibit shareholders from making their views known directly to management.

B. CUMULATIVE VOTING

DeAM policy is to vote "for" shareholder proposals requesting cumulative voting and "against" management proposals to eliminate it. However, the protections afforded shareholders by cumulative voting are not necessary when a company has a history of good performance and does not have a concentrated ownership interest. Accordingly, a vote is cast "for" cumulative voting and "against" proposals to eliminate it unless:

a) The company has a five year return on investment greater than the relevant industry index,

b) All directors and executive officers as a group beneficially own less than 10% of the outstanding stock, and

c) No shareholder (or voting block) beneficially owns 15% or more of the company.

Thus, failure of any one of the three criteria results in a vote for cumulative voting in accordance with the general policy.

Rationale: Cumulative voting is a tool that should be used to ensure that holders of a significant number of shares may have board representation, however, the presence of other safeguards may make their use unnecessary.

C. SUPERMAJORITY VOTING REQUIREMENTS

DeAM policy is to vote "against" management proposals to require a supermajority vote to amend the charter or bylaws and to vote "for" shareholder proposals to modify or rescind existing supermajority requirements.

*Exception made when company holds a controlling position and seeks to lower threshold to maintain control and/or make changes to corporate by-laws.

Rationale: Supermajority voting provisions violate the democratic principle that a simple majority should carry the vote. Setting supermajority requirements may make it difficult or impossible for shareholders to remove egregious by-law or charter provisions. Occasionally, a company with a significant insider held position might attempt to lower a supermajority threshold to make it easier for management to approve provisions that may be detrimental to shareholders. In that case, it may not be in the shareholders interests to lower the supermajority provision.

D. SHAREHOLDER RIGHT TO VOTE

DeAM policy is to vote "against" proposals that restrict the right of shareholders to call special meetings, amend the bylaws, or act by written consent. Policy is to vote "for" proposals that remove such restrictions.

Rationale: Any reasonable means whereby shareholders can make their views known to management or affect the governance process should be supported.

IV.  Compensation

Annual Incentive Plans or Bonus Plans are often submitted to shareholders for approval. These plans typically award cash to executives based on company performance. Deutsche Bank believes that the responsibility for executive compensation decisions rest with the board of directors and/or the compensation committee, and its policy is not to second-guess the board's award of cash compensation amounts to executives unless a particular award or series of awards is deemed excessive. If stock options are awarded as part of these bonus or incentive plans, the provisions must meet Deutsche Bank's criteria regarding stock option plans, or similar stock-based incentive compensation schemes, as set forth below.

A. EXECUTIVE AND DIRECTOR STOCK OPTION PLANS

DeAM policy is to vote "for" stock option plans that meet the following criteria:

(1) The resulting dilution of existing shares is less than (a) 15 percent of outstanding shares for large capital corporations or (b) 20 percent of outstanding shares for small-mid capital companies (companies having a market capitalization under one billion U.S. dollars.)

(2) The transfer of equity resulting from granting options at less than FMV is no greater than 3% of the over-all market capitalization of large capital corporations, or 5% of market cap for small-mid capital companies.

(3) The plan does not contain express repricing provisions and, in the absence of an express statement that options will not be repriced; the company does not have a history of repricing options.

(4)  The plan does not grant options on super-voting stock.

DeAM will support performance-based option proposals as long as a) they do not mandate that all options granted by the company must be performance based, and
b) only certain high-level executives are subject to receive the performance based options.

DeAM will support proposals to eliminate the payment of outside director pensions.

Rationale: Determining the cost to the company and to shareholders of stock-based incentive plans raises significant issues not encountered with cash-based compensation plans. These include the potential dilution of existing shareholders' voting power, the transfer of equity out of the company resulting from the grant and execution of options at less than FMV and the authority to reprice or replace underwater options. Our stock option plan analysis model seeks to allow reasonable levels of flexibility for a company yet still protect shareholders from the negative impact of excessive stock compensation. Acknowledging that small mid-capital corporations often rely more heavily on stock option plans as their main source of executive compensation and may not be able to compete with their large capital competitors with cash compensation, we provide slightly more flexibility for those companies.

B. EMPLOYEE STOCK OPTION/PURCHASE PLANS

DeAM policy is to vote for employee stock purchase plans (ESPPs) when the plan complies with Internal Revenue Code 423, allowing non-management employees to purchase stock at 85% of FMV.

DeAM policy is to vote "for" employee stock option plans (ESOPs) provided they meet the standards for stock option plans in general. However, when computing dilution and transfer of equity, ESOPs are considered independently from executive and director option plans.

Rationale: ESOPs and ESPPs encourage rank-and-file employees to acquire an ownership stake in the companies they work for and have been shown to promote employee loyalty and improve productivity.

C. GOLDEN PARACHUTES

DeAM policy is to vote "for" proposals to require shareholder approval of golden parachutes and for proposals that would limit golden parachutes to no more than three times base compensation. Policy is to vote "against" more restrictive shareholder proposals to limit golden parachutes.

Rationale: In setting a reasonable limitation, DeAM considers that an effective parachute should be less attractive than continued employment and that the IRS has opined that amounts greater than three times annual salary are excessive.

D. PROPOSALS TO LIMIT BENEFITS OR EXECUTIVE COMPENSATION

DeAM policy is to vote "against"

1.   Proposals to limit benefits, pensions or compensation and

2. Proposals that request or require disclosure of executive compensation greater than the disclosure required by Securities and Exchange Commission
     (SEC) regulations.

Rationale: Levels of compensation and benefits are generally considered to be day-to-day operations of the company, and are best left unrestricted by arbitrary limitations proposed by shareholders.

E. OPTION EXPENSING

DeAM policy is to support proposals requesting companies to expense stock options.

Rationale: Although companies can choose to expense options voluntarily, the Financial Accounting Standards Board (FASB) does not yet require it, instead allowing companies to disclose the theoretical value of options as a footnote. Because the expensing of stock options lowers earnings, most companies elect not to do so. Given the fact that options have become an integral component of compensation and their exercise results in a transfer of shareholder value, DeAM agrees that their value should not be ignored and treated as "no cost" compensation. The expensing of stock options would promote more modest and appropriate use of stock options in executive compensation plans and present a more accurate picture of company operational earnings.

V.   Anti-Takeover Related Issues

A. SHAREHOLDER RIGHTS PLANS ("POISON PILLS")

DeAM policy is to vote "for" proposals to require shareholder ratification of poison pills or that request boards to redeem poison pills, and to vote "against" the adoption of poison pills if they are submitted for shareholder ratification.

Rationale: Poison pills are the most prevalent form of corporate takeover defenses and can be (and usually are) adopted without shareholder review or consent. The potential cost of poison pills to shareholders during an attempted takeover outweighs the benefits.

B. REINCORPORATION

DeAM policy is to examine reincorporation proposals on a case-by-case basis. The voting decision is based on: (1) differences in state law between the existing state of incorporation and the proposed state of incorporation; and (2) differences between the existing and the proposed charter/bylaws/articles of incorporation and their effect on shareholder rights. If changes resulting from the proposed reincorporation violate the corporate governance principles set forth in these guidelines, the reincorporation will be deemed contrary to shareholder's interests and a vote cast "against."

Rationale: Reincorporations can be properly analyzed only by looking at the advantages and disadvantages to their shareholders. Care must be taken that anti-takeover protection is not the sole or primary result of a proposed change.

C. FAIR-PRICE PROPOSALS

DeAM policy is to vote "for" management fair-price proposals, provided that: (1) the proposal applies only to two-tier offers; (2) the proposal sets an objective fair-price test based on the highest price that the acquirer has paid for a company's shares; (3) the supermajority requirement for bids that fail the fair-price test is no higher than two-thirds of the outstanding shares; (4) the proposal contains no other anti-takeover provisions or provisions that restrict shareholders rights. A vote is cast for shareholder proposals that would modify or repeal existing fair-price requirements that do not meet these standards.

Rationale: While fair price provisions may be used as anti-takeover devices, if adequate provisions are included, they provide some protection to shareholders who have some say in their application and the ability to reject those protections if desired.

D. EXEMPTION FROM STATE TAKEOVER LAWS

DeAM policy is to vote "for" shareholder proposals to opt out of state takeover laws and to vote "against" management proposals requesting to opt out of state takeover laws.

Rationale: Control share statutes, enacted at the state level, may harm long-term share value by entrenching management. They also unfairly deny certain shares their inherent voting rights.

E. NON-FINANCIAL EFFECTS OF TAKEOVER BIDS

Policy is to vote "against" shareholder proposals to require consideration of non-financial effects of merger or acquisition proposals.

Rationale: Non-financial effects may often be subjective and are secondary to DeAM's stated purpose of acting in its client's best economic interest.

VI.  Mergers & Acquisitions

Evaluation of mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) are performed on a case-by-case basis incorporating information from an independent proxy research source (currently ISS.) Additional resources including portfolio management and research analysts may be considered as set forth in DeAM's Policies and Procedures.

VII. Social & Political Issues

With increasing frequency, shareholder proposals are submitted relating to social and political responsibility issues. Almost universally, the company management will recommend a vote "against" these proposals. These types of proposals cover an extremely wide range of issues. Many of the issues tend to be controversial and are subject to more than one reasonable, yet opposing, theory of support. More so than with other types of proxy proposals, social and political responsibility issues may not have a connection to the economic and corporate governance principles affecting shareholders' interests. DeAM's policy regarding social and political responsibility issues, as with any other issue, is designed to protect our client shareholders' economic interests.

Occasionally, a distinction is made between a shareholder proposal requesting direct action on behalf of the board and a request for a report on (or disclosure of) some information. In order to avoid unduly burdening any company with reporting requirements, DeAM's policy is to vote against shareholder proposals that demand additional disclosure or reporting than is required by the Securities and Exchange Commission unless it appears there is a legitimate issue and the company has not adequately addressed shareholders' concerns.

A. LABOR & HUMAN RIGHTS

DeAM policy is to vote "against" adopting global codes of conduct or workplace standards exceeding those mandated by law.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies

B. ENVIRONMENTAL ISSUES

DeAM policy is to vote "against" the adoption of the CERES Principles or other similar environmental mandates (e.g., those relating to Greenhouse gas emissions or the use of nuclear power).

Rationale: Environmental issues are extensively regulated by outside agencies and compliance with additional requirements often involve significant cost to companies.

C. DIVERSITY & EQUALITY

1. DeAM policy is to vote "against" shareholder proposals to force equal employment opportunity, affirmative action or board diversity.

Rationale: Compliance with State and Federal legislation along with information made available through filings with the EEOC provides sufficient assurance that companies act responsibly and make information public.

2. DeAM policy is also to vote "against" proposals to adopt the MacBride Principles. The MacBride Principles promote fair employment, specifically regarding religious discrimination.

Rationale: Compliance with the Fair Employment Act of 1989 makes adoption of the MacBride Principles redundant. Their adoption could potentially lead to charges of reverse discrimination.

D. HEALTH & SAFETY

1. DeAM policy is to vote "against" adopting a pharmaceutical price restraint policy or reporting pricing policy changes.

Rationale: Pricing is an integral part of business for pharmaceutical companies and should not be dictated by shareholders (particularly pursuant to an arbitrary formula.) Disclosing pricing policies may also jeopardize a company's competitive position in the marketplace.

2. DeAM policy is to vote "against" shareholder proposals to control the use or labeling of and reporting on genetically engineered products.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies.

E. GOVERNMENT/MILITARY

1. DeAM policy is to vote against shareholder proposals regarding the production or sale of military arms or nuclear or space-based weapons, including proposals seeking to dictate a company's interaction with a particular foreign country or agency.

Rationale: Generally, management is in a better position to determine what products or industries a company can and should participate in. Regulation of the production or distribution of military supplies is, or should be, a matter of government policy.

2. DeAM policy is to vote "against" shareholder proposals regarding political contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

3. DeAM policy is to vote "against" shareholder proposals regarding charitable contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

F. TOBACCO

1. DeAM policy is to vote "against" shareholder proposals requesting additional standards or reporting requirements for tobacco companies as well as "against" requesting companies to report on the intentional manipulation of nicotine content.

Rationale: Where a tobacco company's actions meet the requirements of legal and industry standards, imposing additional burdens may detrimentally affect a company's ability to compete.

The disclosure of nicotine content information could affect the company's rights in any pending or future litigation.

4. Shareholder requests to spin-off or restructure tobacco businesses will be opposed.

Rationale: These decisions are more appropriately left to the Board and management, and not to shareholder mandate.

VIII. Miscellaneous Items

A. RATIFICATION OF AUDITORS

DeAM policy is to vote "for" a) the management recommended selection of auditors and b) proposals to require shareholder approval of auditors.

Rationale: Absent evidence that auditors have not performed their duties adequately, support for management's nomination is warranted.

B. LIMITATION OF NON-AUDIT SERVICES PROVIDED BY INDEPENDENT AUDITOR

DeAM policy is to support proposals limiting non-audit fees to 50% of the aggregate annual fees earned by the firm retained as a company's independent auditor.

Rationale: In the wake of financial reporting problems and alleged audit failures at a number of companies, DeAM supports the general principle that companies should retain separate firms for audit and consulting services to avoid potential conflicts of interest. However, given the protections afforded by the recently enacted Sarbanes-Oxley Act of 2002 (which requires Audit Committee pre-approval for non-audit services and prohibits auditors from providing specific types of services), and the fact that some non-audit services are legitimate audit-related services, complete separation of audit and consulting fees may not be warranted. A reasonable limitation is appropriate to help ensure auditor independence and it is reasonable to expect that audit fees exceed non-audit fees.

C. AUDIT FIRM ROTATION

DeAM policy is to support proposals seeking audit firm rotation unless the rotation period sought is less than five years.

Rationale: While the Sarbanes-Oxley Act mandates that the lead audit partner be switched every five years, DeAM believes that rotation of the actual audit firm would provide an even stronger system of checks and balances on the audit function.

D. TRANSACTION OF OTHER BUSINESS

DeAM policy is to vote against "transaction of other business" proposals.

Rationale: This is a routine item to allow shareholders to raise other issues and discuss them at the meeting. As the nature of these issues may not be disclosed prior to the meeting, we recommend a vote against these proposals. This protects shareholders voting by proxy (and not physically present at a meeting) from having action taken at the meeting that they did not receive proper notification of or sufficient opportunity to consider.

E. MOTIONS TO ADJOURN THE MEETING

DeAM Policy is to vote against proposals to adjourn the meeting.

Rationale: Management may seek authority to adjourn the meeting if a favorable outcome is not secured. Shareholders should already have had enough information to make a decision. Once votes have been cast, there is no justification for management to continue spending time and money to press shareholders for support.

F. BUNDLED PROPOSALS

DeAM policy is to vote against bundled proposals if any bundled issue would require a vote against it if proposed individually.

Rationale: Shareholders should not be forced to "take the good with the bad" in cases where the proposals could reasonably have been submitted separately.

G. CHANGE OF COMPANY NAME

DeAM policy is to support management on proposals to change the company name.

Rationale: This is generally considered a business decision for a company.

H. PROPOSALS RELATED TO THE ANNUAL MEETING

DeAM Policy is to vote in favor of management for proposals related to the conduct of the annual meeting (meeting time, place, etc.)

Rationale: These are considered routine administrative proposals.

I. INVESTMENT COMPANY PROXIES

Proxies solicited by investment companies are voted in accordance with the recommendations of an independent third party, currently ISS. However, regarding investment companies for which DeAM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders. Proxies solicited by master funds from feeder funds will be voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. For example, DeAM could vote "for" staggered boards of closed-end investment companies, although DeAM generally votes "against" staggered boards for operating companies. Further, the manner in which DeAM votes investment company proxies may differ from proposals for which a DeAM-advised investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are voted in accordance with the pre-determined guidelines of an independent third-party.

J. INTERNATIONAL PROXY VOTING

The above guidelines pertain to issuers organized in the United States or Canada. Proxies solicited by other issuers are voted in accordance with the recommendations of an independent third party, currently ISS.

                                                                       EXHIBIT 1

            LIST OF ADVISERS COVERED BY THESE POLICIES AND PROCEDURES

Deutsche Asset Management Inc.
Deutsche Investment Management Americas Inc.
Investment Company Capital Corp.
Deutsche Asset Management Investment Services

EFFECTIVE DATE: JULY 29, 2005                                   CONFIDENTIAL AND
                                                                     PROPRIETARY


                      PROXY VOTING POLICIES AND PROCEDURES

                         DIMENSIONAL FUND ADVISORS INC.
                         DIMENSIONAL FUND ADVISORS LTD.
                              DFA AUSTRALIA LIMITED

INTRODUCTION

         Dimensional is an investment adviser registered with the U.S. Securities and Exchange Commission ("SEC") pursuant to the Investment Advisers Act of 1940 (the "Advisers Act"). Dimensional controls Dimensional Fund Advisors Ltd. ("DFAL") and DFA Australia Limited ("DFAA") (Dimensional, DFAL and DFAA are collectively referred to as the "Advisors"). DFAL and DFAA are also investment advisors registered under the Advisers Act.

         The Advisors provide investment advisory or subadvisory services to various types of clients, including registered funds, unregistered commingled funds, defined benefit plans, defined contribution plans, private and public pension funds, foundations, endowment funds and other types of investors. These clients frequently give the Advisors the authority and discretion to vote proxy statements relating to the underlying securities that are held on behalf of such clients. Also, a client may, at times, ask an Advisor to provide voting advice on certain proxies without delegating full voting discretion to the Advisor. Depending on the client, the Advisors' duties may include making decisions regarding whether and how to vote proxies as part of an investment manager's fiduciary duty under ERISA.

         The following Proxy Voting Policies and Procedures (the "Procedures") will apply to proxies voted by the Advisors on behalf of clients to the extent that relationships with such clients are subject to the Advisers Act or clients that are registered investment companies under the Investment Company Act of 1940 (the "40 Act"), including The DFA Investment Trust Company, DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc. and Dimensional Emerging Markets Value Fund Inc. (together, the "Dimensional Investment Companies"). The Advisors believe that these Procedures are reasonably designed to meet their goal of ensuring that the Advisors vote proxies in a manner consistent with the best interests of their clients.

PROCEDURES FOR VOTING PROXIES

         The Investment Committee (the "Committee") at Dimensional is generally responsible for overseeing each Advisor's proxy voting process. The Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to these Procedures and may designate other personnel of each Advisor to vote proxies on behalf of the Advisors' clients, including all authorized traders of the Advisors ("Authorized Persons"). The Committee may modify these Procedures from time to time to meet the goal of these Procedures.

         Generally, the Advisors analyze proxy statements on behalf of their clients and vote proxies in accordance with the Procedures and the Proxy Voting Guidelines (the "Guidelines," attached as Exhibit A to these Procedures). Therefore, an Advisor generally will not vote differently for different clients except when a client has expressly directed the Advisor to vote differently for such client's account. In the case of separate accounts, where an Advisor has contractually agreed to follow a client's individualized proxy voting guidelines, the Advisor will vote the client's proxies pursuant to the client's guidelines.


                                                              [DIMENSIONAL LOGO]

INTERNATIONAL PROXY VOTING

         While the Advisors utilize the Procedures and Guidelines for both their international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is relatively easy to vote proxies, as the proxies are automatically received and may be voted by mail or electronically. In most cases, the officers of a U.S. company soliciting a proxy act as proxies for the company's shareholders.

         With respect to non-U.S. companies, however, it is typically both difficult and costly to vote proxies due to local regulations, customs or other requirements or restrictions, and such circumstances may outweigh any anticipated economic benefit of voting. The major difficulties and costs may include: (i) appointing a proxy; (ii) obtaining reliable information about the time and location of a meeting; (iii) obtaining relevant information about voting procedures for foreign shareholders; (iv) restrictions on trading securities that are subject to proxy votes; (v) arranging for a proxy to vote locally in person; and (vi) fees charged by custody banks for providing certain services with regard to voting proxies. The Advisors do not vote proxies of non-U.S. companies if it is determined that the estimated costs associated with proxy voting outweigh any anticipated economic benefit of voting.(1) The Advisors determine whether to vote proxies of non-U.S. companies on a portfolio by portfolio basis, and to the extent it is appropriate, the Advisors generally implement uniform voting procedures for all proxies of a country. The Advisors periodically review voting logistics, including costs and other voting difficulties, on a portfolio by portfolio and country by country basis, in order to determine if there have been any material changes that would affect the Advisors' decision of whether or not to vote. In the event an Advisor is made aware of and believes that an issue to be voted is likely to materially affect the economic value of a portfolio, that its vote may influence the ultimate outcome of the contest, and that the benefits of voting the proxies exceed the expected costs, the Advisor will make every reasonable effort to vote such proxies.

CONFLICTS OF INTEREST

         Occasions may arise where an Authorized Person, the Committee, an Advisor, or an affiliated person of the Advisor may have a conflict of interest in connection with the proxy voting process. A conflict of interest may exist, for example, if an Advisor is actively soliciting investment advisory business from the company soliciting the proxy. However, most proxies that the Advisors receive on behalf of their clients will be voted in accordance with the predetermined Procedures and Guidelines. Therefore, the proxy votes should not result from any conflicts of interest.

         In the limited instances where (i) an Authorized Person is considering voting a proxy contrary to the Guidelines, and (ii) the Authorized Person believes a potential conflict of interest exists, the Authorized Person will disclose the potential conflict to a member of the Committee. Such disclosure will describe the proposal to be voted upon; disclose any personal conflict of interest (e.g., familial relationship with company management) the Authorized Person may have relating to the proxy vote, in which case the Authorized Person will remove himself or herself from the proxy voting process.

------------
(1) As the SEC has stated, "There may even be times when refraining from voting a proxy is in the client's best interest, such as when the adviser determines that the cost of voting the proxy exceeds the expected benefit to the client...For example, casting a vote on a foreign security may involve additional costs such as hiring a translator or traveling to the foreign country to vote the security in person." See Proxy Voting by Investment Advisers, Release No. IA-2106 (Jan. 31, 2003). Additionally, the Department of Labor has stated it "interprets ERISA 404(a)(1) to require the responsible plan fiduciary to weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent and solely in the interest of the plan's participants and beneficiaries." See Department of Labor Release 19,971, CCH, 22,485-23 to 22,485-24 (1994).


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


         If the Committee member determines that there is no material conflict of interest involving the Advisor or affiliated persons of the Advisor, the Committee member may approve voting the proxy contrary to the Guidelines, so long as the Committee member believes such a vote would be in the best interests of the client. If the Committee member has actual knowledge of a material conflict of interest and recommends a vote contrary to the Guidelines, prior to voting the Advisor will fully disclose the material conflict to the client and vote the proxy in accordance with the direction of the client.(2) If the client has not provided the Advisor with voting instructions within a reasonable time (as reasonably determined by the Advisor) prior to the proxy-voting deadline, the Advisor will vote the proxy in accordance with the Guidelines.

AVAILABILITY OF PROXY VOTING INFORMATION AND RECORDKEEPING

         Each Advisor will inform its clients on how to obtain information regarding the Advisor's vote of its clients' securities. The Advisor will provide its clients with a summary of its proxy voting process and policies and will inform its clients of how they can obtain a copy of the complete Procedures upon request. The Advisor will include such information described in the preceding two sentences in Part II of its Form ADV. The Advisor will also provide its existing clients with the above information.

RECORDKEEPING

         The Advisors will also keep records of the following items: (i) their proxy voting policies and procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes they cast on behalf of clients, which may be maintained by a third party service provider if the service provider undertakes to provide copies of those records promptly upon request; (iv) records of written client requests for proxy voting information and the Advisors' responses (whether a client's request was oral or in writing); and (v) any documents prepared by the Advisors that were material to making a decision how to vote, or that memorialized the basis for the decision. The Advisors will maintain these records in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such records. For the first two years, each Advisor will store such records at its principal office.

DISCLOSURE

         Dimensional shall disclose in the statements of additional information of the Dimensional Investment Companies a summary of Procedures which Dimensional uses to determine how to vote proxies relating to portfolio securities of the Dimensional Investment Companies. The disclosure will include a description of the Procedures used when a vote presents a conflict of interest between shareholders and Dimensional, DFA Securities Inc. ("DFAS") or an affiliate of Dimensional or DFAS.

         The semi-annual reports of the Dimensional Investment Companies shall indicate that the Procedures are available: (i) by calling a toll-free number; or (ii) on the SEC's website. If a request for the Procedures is received, the requested description must be sent within three business days by a prompt method of delivery.

------------
(2) In the case of a client that is a Dimensional Investment Company, a Committee member will determine if any conflict of interest may exist, regardless of whether the conflict is material. If the Committee member has actual knowledge of a conflict of interest and recommends a vote contrary to the Guidelines, prior to voting the Advisor will fully disclose the conflict to the Dimensional Investment Company's Board of Directors/Trustees or an authorized Committee of the Board and vote the proxy in accordance with the direction of such Board or Committee.


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


         Dimensional, on behalf of each Dimensional Investment Company it advises, shall file its proxy voting record with the SEC on Form N-PX no later than August 31 of each year, for the twelve-month period ending June 30 of the current year. Such filings shall contain all information required to be disclosed on Form N-PX.

























                                        4                     [DIMENSIONAL LOGO]

                                                                       EXHIBIT A

                            PROXY VOTING GUIDELINES

         These Guidelines summarize the Advisors' positions on various issues and give a general indication as to how the Advisors will vote proxies on each issue. The Committee has determined that, in general, voting proxies pursuant to the Guidelines should be in the best interests of clients. Therefore, an Advisor will usually vote proxies in accordance with the Guidelines. However an Advisor reserves the right to vote certain issues counter to the Guidelines if, after a review of the matter (which analysis will be documented in writing), the Advisor believes that a client's best interests would be served by such a vote. To the extent that the Guidelines do not cover potential voting issues, an Advisor will vote on such issues in a manner that is consistent with the spirit of the Guidelines and that the Advisor believes would be in the best interests of the client.

Each Advisor Generally Votes FOR:

         (a) Routine business decisions. Routine business decisions include, but are not limited to, the following:

                  o   Stock splits
                  o   Setting the number of directors
                  o   Election of non-directors (clerks, secretaries, etc.)
                  o   Changing par value of equity
                  o Adopting accounting changes, reducing stated capital accounts
                  o   Name change
                  o   Preemptive rights

         (b) Reverse anti-takeover amendments. These amendments are typically brought to the ballot by a current shareholder or by the directors at the urging of an influential shareholder or creditor. The Advisor votes "for" reversing anti-takeover amendments except in cases where a current shareholder may adversely benefit from the elimination of such provision. For example, a shareholder that owns more than 50% of the outstanding shares would typically stand to benefit by a removal of a supermajority provision.

         (c) Auditors. The Advisor votes "for" auditors recommended by management.

         (d) Directors. The Advisor votes "for all nominees." In cases where the Advisor has voted "against" a proposal contrary to the directors' recommendations, the Advisor will vote to "withhold all nominees" in order to get the attention of the directors and, in cases where the Advisor represents a shareholder of size, persuade the directors to alter or eliminate the offending proposals. If, however, the Advisor has voted "for" a shareholder proposal that the board of directors opposed, the Advisor will not automatically vote "against" the directors.

         (e) Indemnification of Directors. The Advisor votes "for" establishing or increasing indemnification and against eliminating or reducing it.

         (f) Elimination/limitation of Directors' liability. The Advisor votes "for" eliminating or reducing directors' liability.


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


         (g) Equal access to the proxy. The Advisor votes "for" equal access to the proxy.

         (h) Right to act by written consent and hold special meetings. The Advisor votes "for" the right to act by written consent of the shareholders and to hold special meetings of the shareholders.

         (i) Separation of audit and consulting responsibilities. The Advisor votes "for" the separation of audit and consulting responsibilities.

         (j) Confidential voting. The Advisor votes "for" confidential voting proposals.

Each Advisor Generally Votes AGAINST:

         (a) Reincorporation to facilitate takeover defense. Where a company is reincorporating in response to or in anticipation of a possible takeover, and there does not appear to be any reasonable business purpose (unrelated to the takeover defense) for reincorporation, the Advisor will vote "against" the proposal.

         (b) Issue of new class of common stock with unequal voting rights. The Advisor will vote "against" this proposal since the Advisor can assume that "enhanced voting" stock would invariably give some party undue control over the company without a proportional capital investment.

         (c) Adoption of fair price amendments. The Advisor will vote "against" adoption of fair price amendments since fair price amendments allow the company (and its board of directors) to determine whether an offer for the company's stock is "fair" to the shareholders of the stock. This is considered an anti-takeover measure and, as such, the Advisor generally votes "against" anti-takeover measures.

         (d) Establishment of a classified Board of Directors. A classified (or staggered) board is considered an anti-takeover measure and, as such, the Advisor votes "against" it. Normally, the entire slate of directors stands for re-election at each annual meeting of shareholders. In the case of a classified board, the directors typically have terms of 2 or 3 years, resulting in only 2 or 3 directors being up for re-election year. This prohibits an outside slate of directors (i.e. hostile bidders) from gaining control of the board at one meeting.

         (e) Elimination of cumulative voting. Cumulative voting is a standard shareholder voting right. It allows shareholders to cast all of their votes "for" any combination of director candidates. Elimination of this right is considered an anti-takeover measure and, as such, the Advisor generally votes "against" anti-takeover measures.

         (f) Establishing/increasing preferred stock. Because of its potentially confusing "hybrid" nature, preferred stocks were once used almost exclusively to the detriment of common stockholders. Therefore, the Advisor has historically voted "against" their establishment. More recently, preferred stocks have become a more legitimate source of raising capital, and thus, the Advisor has been willing to consider each case, including conversions of various forms of debt or equity into preferred stock or vice versa, separately. However, in proxy voting, the most prevalent form of preferred stock proposal remains a "blank check". Although not normally labeled as such in proxy materials, a blank check preferred stock is typically characterized as preferred stock issuable with "terms and


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

                  conditions deemed reasonable by the board of directors at the time of issuance." The Advisor votes "against" blank check preferred stock proposals.

         (g) Other anti-takeover amendments. The Advisor votes "against" anti-takeover amendments.

         (h) Super majority provisions. Typically, a super majority provision mandates that any proposal brought before a vote of the company's shareholders would require some stated percentage greater than 50% (usually 2/3 or 66%) in order to pass and would essentially allow a shareholder with 35% (for example) veto power over all votes of shareholders. This is considered an anti-takeover measure and, as such, the Advisor generally votes "against" anti-takeover measures.

Each Advisor Considers INDIVIDUALLY:

         (a) Increase in authorized common stock. If the company seeks to increase its authorized common stock, and the increase more than doubles the company's shares outstanding, the Advisor will vote "against" the proposal, except if: (1) the company needs the shares for a stock split, the Advisor will make an adjustment and recalculate if the increase will "double" the adjusted number of outstanding shares; or (2) the company states a specific need, such as to issue additional shares for a financing arrangement, a payment to a large creditor, the purposes of avoiding financial difficulty, or a merger (to name a few reasonable needs), then the Advisor would vote "for" the increase, provided it was not excessive in light of the company's needs.

         (b) Establish/increase stock option plan. If the proposal would encompass more than 10% of the company's shares outstanding (not shares authorized), the Advisor will vote "against" the proposal unless the company presents a strong argument for the option plan.

         (c) Reorganization/merger agreements. Oftentimes, the Advisor will act as a shareholder to both parties to a merger--the acquiror (who will survive the merger/acquisition) and the acquiree (who will merge away -- cease to exist). If this is the case, the two votes will be consistent. Whether the Advisor acts on behalf of a shareholder in the acquiror or the acquiree or both, the Advisor will review recent trading activity, news stories and, at times, will discuss the proposal directly with the parties involved. If the merger announcement causes a drastic reduction in the price of the stock in which the Advisor acts on behalf of the shareholder, further investigation may be conducted. The vote may depend, among other things, on whether the conversion ratio, in cash or in stock, would roughly equal the current market value of the stock.

         (d) Dissident proxy battle. When current shareholders put themselves up for election against the incumbent board of directors or conduct a consent solicitation challenging the board's recommendation, they are considered dissidents in a proxy battle (or fight or war). Typically, the Advisor will receive substantial information from both sides. In order for the Advisor to vote "for" the dissidents' proposal, the dissidents must present a strong argument against current management and must have a clearly defined plan of action.

         (e) Other employee compensation plans. These are plans other than stock option plans. These plans typically "sell" the company's stock to the beneficiaries for a stated price. Also included in this category is the issuance of shares to individuals in return for services rendered. For example, board members may receive shares annually for their


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



                  services, or executives may receive shares as compensation for meeting performance targets. The Advisor votes "against" plans that exceed 20% of the outstanding shares of the company's stock. If the plan is a purchase plan, the Advisor votes "against" such plan if it offers the company's stock at a "price" lower than 85% of fair market value as defined in the company's proxy statement.

         (f) Various shareholder amendments. Other than shareholder proposals to reverse anti-takeover provisions (which is covered in the section entitled "Reverse anti-takeover amendments" above), the Advisor considers these proposals individually and generally votes "against" requests for disclosure, divestiture mandates, and miscellaneous political requests (requests related to tobacco, alcohol, Northern Ireland, etc.).

         (g) Issues related to independent directors. The Advisor considers individually issues related to independent directors.

         (h) Proposals not specified above. The Advisor will consider these individually based on relevant, appropriate information known to the Advisor.

                                   * * * * * *

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
                     Fidelity Fund Proxy Voting Guidelines

                                  February 2006

I.      General Principles

        A. Except as set forth herein, FMR will generally vote in favor of routine management proposals. FMR will generally oppose shareholder proposals that do not appear reasonably likely to enhance the economic returns or profitability of the portfolio company or to maximize shareholder value.

        B. Non-routine proposals will generally be voted in accordance with the guidelines.

        C. Non-routine proposals not covered by the following guidelines or other special circumstances will be evaluated on a case-by-case basis with input from the appropriate FMR analyst or portfolio manager, as applicable, subject to review by the General Counsel or Compliance Officer of FMR or the General Counsel of FMR Corp. A significant pattern of such proposals or other special circumstances will be referred to the Operations Committee or its designee.

        D. Voting of shares will be conducted in a manner consistent with the best interests of mutual fund shareholders as follows: (i) securities of a portfolio company will generally be voted in a manner consistent with the Proxy Voting Guidelines; and (ii) voting will be done without regard to any other Fidelity companies' relationship, business or otherwise, with that portfolio company.

        E. The FMR Investment & Advisor Compliance Department votes proxies. In the event an Investment & Advisor Compliance employee has a personal conflict with a portfolio company or an employee or director of a portfolio company, that employee will withdraw from making any proxy voting decisions with respect to that portfolio company. A conflict of interest arises when there are factors that may prompt one to question whether a Fidelity employee is acting solely in the best interests of Fidelity and its customers. Employees are expected to avoid situations that could present even the appearance of a conflict between their interests and the interests of Fidelity and its customers.

II.     Definitions (as used in this document)

        A. Large capitalization company - a company included in the Russell 1000 stock index.

        B. Small capitalization company - a company not included in the Russell 1000 stock index.

        C. Anti-takeover plan - includes fair price amendments; classified boards; "blank check" preferred stock; golden and tin parachutes; supermajority provisions; poison pills; and any other plan that eliminates or limits shareholder rights.

        D. Poison Pill Plan - a strategy employed by a potential take-over / target company to make its stock less attractive to an acquirer. Such Plans are generally designed to dilute the acquirer's ownership and value in the event of a take-over.

        E. Golden parachute - accelerated options and/or employment contracts for officers and directors that will result in a lump sum payment of more than three times annual compensation (salary and bonus) in the event of termination following a change in control.

        F. Tin parachute - accelerated options and/or employment contracts for employees beyond officers and directors that will result in a lump sum payment in the event of termination.

        G. Sunset provision - a condition in a charter or plan that specifies an expiration date.

        H. Greenmail - payment of a premium to a raider trying to take over a company through a proxy contest or other means.

III.    Directors

        A.   Incumbent Directors

             FMR will generally vote in favor of incumbent and nominee directors except where one or more such directors clearly appear to have failed to exercise reasonable judgment.

             FMR will also generally withhold authority on the election of directors if:

             1. An anti-takeover provision was introduced, an anti-takeover provision was extended, or a new anti-takeover provision was adopted upon the expiration of an existing anti-takeover provision, without shareholder approval except as set forth below.

                  With respect to poison pills, FMR will consider not withholding authority on the election of directors if all of the following conditions are met when a poison pill is introduced, extended, or adopted:

                  a. The poison pill includes a sunset provision of less than 5 years;

                  b. The poison pill is linked to a business strategy that will result in greater value for the shareholders; and

                  c. Shareholder approval is required to reinstate the poison pill upon expiration.

                  FMR will also not consider withholding authority on the election of directors when one or more of the conditions above are not met if the board is willing to strongly consider seeking shareholder ratification of, or adding a sunset provision meeting the above conditions to, an existing poison pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, FMR will withhold authority on the election of directors.

             2. The company refuses, upon request by FMR, to amend a Poison Pill Plan to allow Fidelity to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities.

             3. Within the last year and without shareholder approval, the company's board of directors or compensation committee has repriced outstanding options held by officers and directors which, together with all other options repriced under the same stock option plan (whether held by officers, directors, or other employees) exceed 5% (for a large capitalization company) or 10% (for a small capitalization company) of the shares authorized for grant under the plan.

             4. The company failed to act in the best interests of shareholders when approving executive compensation, taking into account such factors as: (i) whether the company used an independent compensation committee; and (ii) whether the compensation committee engaged independent compensation consultants.

             5. The company made a commitment to FMR to resolve an agenda item that was inconsistent with FMR's guidelines and management of the company has failed to act on that commitment.

        B.   Indemnification

             FMR will generally vote in favor of charter and by-law amendments expanding the indemnification of Directors and/or limiting their liability for breaches of care unless FMR is otherwise dissatisfied with the performance of management or the proposal is accompanied by anti-takeover measures.

        C.   Independent Chairperson

             FMR will generally vote against shareholder proposals calling for or recommending the appointment of a non-executive or independent chairperson. However, FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.

        D.   Majority Director Elections

             FMR will generally vote against shareholder proposals calling for a company to adopt a simple majority vote standard for the election of directors. However, FMR will consider supporting such proposals in limited cases if, based upon particular facts and circumstances, the adoption of a simple majority vote standard appears reasonably likely to enhance shareholder returns and there are no risks to the ongoing operation of the company if adopted.

IV.     Compensation

        A. Equity Award Plans (including stock options, restricted stock awards, and other stock awards)

             FMR will generally vote against Equity Award Plans or amendments to authorize additional shares under such plans if:

             1. (a) The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other stock plans, is greater than 10% (for large capitalization companies) or 15% (for small capitalization companies) and (b) there were no circumstances specific to the company or the plans that lead FMR to conclude that the level of dilution in the Plan or the amendments is acceptable.

             2. In the case of stock option plans, (a) the offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus; (b) the plan's terms allow repricing of underwater options; or (c) the Board/Committee has repriced options outstanding under the plan in the past 2 years.

                  However, option repricing may be acceptable if all of the following conditions, as specified by the plan's express terms or board resolution, are met:

                  a. The repricing is rarely used and, when used, is authorized by a compensation committee composed entirely of independent directors to fulfill a legitimate corporate purpose such as retention of a key employee;

                  b. The repricing is limited to no more than 5% (large capitalization company) or 10% (small capitalization company) of the shares currently authorized for grant under the plan.

             3. The Board may materially alter the plan without shareholder approval, including by increasing the benefits accrued to participants under the plan; increasing the number of securities which may be issued under the plan; modifying the requirements for participation in the plan; or including a provision allowing the Board to lapse or waive restrictions at its discretion.

             4. The granting of awards to non-employee directors is subject to management discretion.

             5. In the case of stock awards, the restriction period, or holding period after exercise, is less than 3 years for non-performance-based awards, and less than 1 year for performance-based awards.

             FMR will consider approving an Equity Award Plan or an amendment to authorize additional shares under such plan if, without complying with guidelines 2(a), 3, and 4 immediately above, the following two conditions are met:

             1. The shares are granted by a compensation committee composed entirely of independent directors; and

             2. The shares are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.

        B.   Equity Exchanges and Repricing

             FMR will generally vote in favor of a management proposal to exchange shares or reprice outstanding options if the proposed exchange or repricing is consistent with the interests of shareholders, taking into account such factors as:

             1.   Whether the proposal excludes senior management and directors;

             2. Whether the equity proposed to be exchanged or repriced exceeded FMR's dilution thresholds when initially granted;

             3. Whether the exchange or repricing proposal is value neutral to shareholders based upon an acceptable pricing model;

             4. The company's relative performance compared to other companies within the relevant industry or industries;

             5. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

             6. Any other facts or circumstances relevant to determining whether an exchange or repricing proposal is consistent with the interests of shareholders.

        C.   Employee Stock Purchase Plans

             FMR will generally vote against employee stock purchase plans if the plan violates any of the criteria in section IV(A) above, except that the minimum stock purchase price may be equal to or greater than 85% of the stock's fair market value if the plan constitutes a reasonable effort to encourage broad based participation in the company's equity. In the case of non-U.S. company stock purchase plans, FMR may permit a lower minimum stock purchase price equal to the prevailing "best practices" in the relevant non-U.S. market, provided that the minimum stock purchase price must be at least 75% of the stock's fair market value.

        D.   Employee Stock Ownership Plans (ESOPs)

             FMR will generally vote in favor of non-leveraged ESOPs. For leveraged ESOPs, FMR may examine the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. FMR may also examine where the ESOP shares are purchased and the dilution effect of the purchase. FMR will generally vote against leveraged ESOPs if all outstanding loans are due immediately upon change in control.

        E.   Executive Compensation

             FMR will generally vote against management proposals on stock-based compensation plans or other compensation plans if such proposals are inconsistent with the interests of shareholders, taking into account such factors as: (i) whether the company has an independent compensation committee; and (ii) whether the compensation committee has authority to engage independent compensation consultants.

V.      Anti-Takeover Plans

        FMR will generally vote against a proposal to adopt or approve the adoption of an anti-takeover plan unless:

        A. The proposal requires that shareholders be given the opportunity to vote on the adoption of anti-takeover provision amendments.

        B.   The anti-takeover plan includes the following:

             1. the board has adopted an anti-takeover plan with a sunset provision of no greater than 5 years;

             2. the anti-takeover plan is linked to a business strategy that is expected to result in greater value for the shareholders;

             3. shareholder approval is required to reinstate the anti-takeover plan upon expiration;

             4. the anti-takeover plan contains a provision suspending its application, by shareholder referendum, in the event a potential acquirer announces a bona fide offer, made for all outstanding shares; and

             5. the anti-takeover plan allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities.

        C. It is an anti-greenmail proposal that does not include other anti-takeover provisions.

        D. It is a fair price amendment that considers a two-year price history or less.

        FMR will generally vote in favor of proposals to eliminate anti-takeover plans. In the case of proposals to declassify a board of directors, FMR will generally vote against such a proposal if the issuer's Articles of Incorporation or applicable statutes include a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors.

VI.     Capital Structure / Incorporation

        A.   Increases in Common Stock

             FMR will generally vote against a provision to increase a Company's common stock if such increase is greater than 3 times outstanding and scheduled to be issued shares, including stock options, except in the case of real estate investment trusts, where an increase of up to 5 times is generally acceptable.

        B.   New Classes of Shares

             FMR will generally vote against the introduction of new classes of stock with differential voting rights.

        C.   Cumulative Voting Rights

             FMR will generally vote in favor of introduction and against elimination of cumulative voting rights where this is determined to enhance portfolio interests of minority shareholders.

        D.   Acquisition or Business Combination Statutes

             FMR will generally vote in favor of proposed amendments to a company's certificate of incorporation or by-laws that enable the company to opt out of the control shares acquisition or business combination statutes.

        E.   Incorporation or Reincorporation in Another State or Country

             FMR will generally vote against shareholder proposals calling for or recommending that a portfolio company reincorporate in the United States and vote in favor of management proposals to reincorporate in a jurisdiction outside the United States if (i) it is lawful under United States, state and other applicable law for the company to be incorporated under the laws of the relevant foreign jurisdiction and to conduct its business and (ii) reincorporating or maintaining a domicile in the United States would likely give rise to adverse tax or other economic consequences detrimental to the interests of the company and its shareholders. However, FMR will consider supporting such shareholder proposals and opposing such management proposals in limited cases if, based upon particular facts and circumstances, reincorporating in or maintaining a domicile in the relevant foreign jurisdiction gives rise to significant risks or other potential adverse consequences that appear reasonably likely to be detrimental to the interests of the company or its shareholders.

VII.    Auditors

        A. FMR will generally vote against shareholder proposals calling for or recommending periodic rotation of a portfolio company's auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company's board of directors and audit committee clearly appear to have failed to exercise reasonable business judgment in the selection of the company's auditor.

        B. FMR will generally vote against shareholder proposals calling for or recommending the prohibition or limitation of the performance of non-audit services by a portfolio company's auditor. FMR will also generally vote against shareholder proposals calling for or recommending removal of a company's auditor due to, among other reasons, the performance of non-audit work by the auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company's board of directors and audit committee clearly appear to have failed to exercise reasonable business judgment in the oversight of the performance of the auditor of audit or non-audit services for the company.

VIII.   Other

        A.   Voting Process

             FMR will generally vote in favor of proposals to adopt Confidential Voting and Independent Vote Tabulation practices.

        B.   Regulated Industries

             Voting of shares in securities of any regulated industry (e.g., U.S. banking) organization shall be conducted in a manner consistent with conditions that may be specified by the industry's regulator (e.g., the Federal Reserve Board) for a determination under applicable law (e.g., federal banking law) that no Fund or group of Funds has acquired control of such organization.

                             FRANKLIN ADVISERS, INC.

                       PROXY VOTING POLICIES & PROCEDURES

RESPONSIBILITY OF ADVISER TO VOTE PROXIES

Franklin Advisers, Inc. (hereinafter "Adviser") has delegated its administrative duties with respect to voting proxies to the Proxy Group within Franklin Templeton Companies, LLC (the "Proxy Group"), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including but not limited to legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by Adviser) that has either delegated proxy voting administrative responsibility to Adviser or has asked for information on the issues to be voted. The Proxy Group will process proxy votes on behalf of, and Adviser votes proxies solely in the interests of, separate account clients, Adviser-managed mutual fund shareholders, or, where employee benefit plan assets are involved, in the interests of the plan participants and beneficiaries (collectively, "Advisory Clients") that have properly delegated such responsibility or will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about Adviser's views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of Adviser.

HOW ADVISER VOTES PROXIES

FIDUCIARY CONSIDERATIONS

All proxies received by the Proxy Group will be voted based upon Adviser's instructions and/or policies. To assist it in analyzing proxies,, Adviser subscribes to Institutional Shareholder Services ("ISS"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. Although ISS' analyses are thoroughly reviewed and considered in making a final voting decision, Adviser does not consider recommendations from ISS or any other third party to be determinative of Adviser's ultimate decision. As a matter of policy, the officers, directors and employees of Adviser and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

Franklin Advisers, Inc.
PROXY VOTING POLICIES & PROCEDURES
June 3, 2003
Page 2

CONFLICTS OF INTEREST

All conflicts of interest will be resolved in the interests of the Advisory Clients. Adviser is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, a situation may arise where one affiliate makes a voting decision on a company's proxy without the knowledge that another affiliate manages that company's retirement plan or other assets. In situations where Adviser perceives a material conflict of interest, Adviser may disclose the conflict to the relevant Advisory Clients; defer to the voting recommendation of the Advisory Clients, ISS or those of another independent third party provider of proxy services; send the proxy directly to the relevant Advisory Clients for a voting decision; or take such other action in good faith (in consultation with counsel) which would protect the interests of the Advisory Clients.

WEIGHT GIVEN MANAGEMENT RECOMMENDATIONS

One of the primary factors Adviser considers when determining the desirability of investing in a particular company is the quality and depth of that company's management. Accordingly, the recommendation of management on any issue is a factor which Adviser considers in determining how proxies should be voted. However, Adviser does not consider recommendations from management to be determinative of Adviser's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and Adviser will not support the position of a company's management in any situation where it determines that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

THE PROXY GROUP

The Proxy Group is part of the Franklin Templeton Companies, LLC Corporate Legal Department and is overseen by legal counsel. Full-time staff members are devoted to proxy voting administration and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from ISS or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by Adviser's managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the meeting notice, agenda, ISS analyses, recommendations and any other available information. Adviser's research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, ISS analysis, their knowledge of the company and any other information readily available. The Proxy Group must obtain voting instructions from Adviser's research analyst, relevant portfolio manager(s) and/or legal counsel prior to submitting the vote.

Franklin Advisers, Inc.
PROXY VOTING POLICIES & PROCEDURES
June 3, 2003
Page 3

GENERAL PROXY VOTING GUIDELINES

Adviser has adopted general guidelines for voting proxies as summarized below. Although these guidelines are to be followed as a general policy, in all cases each proxy will be considered based on the relevant facts and circumstances. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Adviser anticipate all future situations. Corporate governance issues are diverse and continually evolving and Adviser devotes significant time and resources to monitor these changes.

ADVISER'S PROXY VOTING POLICIES AND PRINCIPLES

Adviser's proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of Adviser's organization, including portfolio management, legal counsel, and Adviser's officers. The following guidelines reflect what Adviser believes to be good corporate governance and behavior:

BOARD OF DIRECTORS: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Adviser supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. Adviser will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. Adviser will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, Adviser will review this issue on a case-by-case basis taking into consideration other factors including the company's corporate governance guidelines and performance. Adviser evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance.

RATIFICATION OF AUDITORS: In light of several high profile accounting scandals, Adviser will closely scrutinize the role and performance of auditors. On a case-by-case basis, Adviser will examine proposals relating to non-audit relationships and non-audit fees. Adviser will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence attributable to the auditors.

MANAGEMENT & DIRECTOR COMPENSATION: A company's equity-based compensation plan should be in alignment with the shareholders' long-term interests. Adviser evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Adviser reviews the ISS quantitative model utilized to assess such plans. Adviser will generally oppose plans that have the potential to be excessively dilutive, and will almost
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Franklin Advisers, Inc.
PROXY VOTING POLICIES & PROCEDURES
June 3, 2003
Page 4

always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. Adviser will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although Adviser will generally oppose "golden parachutes" that are considered excessive. Adviser will normally support proposals that require that a percentage of directors' compensation be in the form of common stock, as it aligns their interests with those of the shareholders. Adviser will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans, and will continue to closely monitor any future developments in this area.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES: Adviser generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, Adviser conducts an independent review of each anti-takeover proposal. On occasion, Adviser may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients' interests as stockholders. Adviser generally supports proposals that require shareholder rights plans ("poison pills") to be subject to a shareholder vote. Adviser will closely evaluate shareholder rights' plans on a case-by-case basis to determine whether or not they warrant support. Adviser will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, Adviser generally opposes any supermajority voting requirements as well as the payment of "greenmail." Adviser usually supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE: Adviser realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. Adviser will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Adviser will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Adviser will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. Adviser will review proposals seeking preemptive rights on a case-by-case basis.

MERGERS AND CORPORATE RESTRUCTURING: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. Adviser will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES: As a fiduciary, Adviser is primarily concerned about the financial interests of its Advisory Clients. Adviser will generally give management discretion

Franklin Advisers, Inc.
PROXY VOTING POLICIES & PROCEDURES
June 3, 2003
Page 5

with regard to social, environmental and ethical issues although Adviser may vote in favor of those that are believed to have significant economic benefits or implications.

GLOBAL CORPORATE GOVERNANCE: Adviser manages investments in countries worldwide. Many of the tenets discussed above are applied to Adviser's proxy voting decisions for international investments. However, Adviser must be flexible in these markets and must be mindful of the varied market practices of each region. As experienced money managers, Adviser's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

PROXY PROCEDURES

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC rules and regulations. In addition, Adviser understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Adviser will attempt to process every vote it receives for all domestic and foreign proxies. However, there may be situations in which Adviser cannot vote proxies. For example, if the cost of voting a foreign proxy outweighs the benefit of voting, the Proxy Group may refrain from processing that vote. Additionally, the Proxy Group may not be given enough time to process the vote. For example, the Proxy Group, through no fault of their own, may receive a meeting notice from the company too late, or may be unable to obtain a timely translation of the agenda. In addition, if Adviser has outstanding sell orders, the proxies for those meetings may not be voted in order to facilitate the sale of those securities. Although Adviser may hold shares on a company's record date, should it sell them prior to the company's meeting date, Adviser ultimately may decide not to vote those shares.

Adviser may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if "Other Business" is listed on the agenda with no further information included in the proxy materials, Adviser may vote against the item to send a message to the company that if it had provided additional information, Adviser may have voted in favor of that item. Adviser may also enter an "abstain" vote on the election of certain directors from time to time based on individual situations, particularly where Adviser is not in favor of electing a director and there is no provision for voting against such director.

The following describes the standard procedures that are to be followed with respect to carrying out Adviser's proxy policy:

1. All proxy materials received will be recorded immediately in a database to maintain control over such materials.

2. The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from ISS or other information. The Proxy

Franklin Advisers, Inc.
PROXY VOTING POLICIES & PROCEDURES
June 3, 2003
Page 6

Group will then forward this information to the appropriate research analyst and/or legal counsel for review and voting instructions.

3. In determining how to vote, Adviser's analysts and relevant portfolio manager(s) will consider the general guidelines described in its proxy policy, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations put forth by ISS or other independent third party providers of proxy services.

4. The Proxy Group is responsible for maintaining the documentation that supports Adviser's voting position. Such documentation will include, but is not limited to, any information provided by ISS or other proxy service providers, and, especially as to non-routine, materially significant or controversial matters, memoranda describing the position it has taken, why that position is in the best interest of its Advisory Clients (including separate accounts such as ERISA accounts as well as mutual funds), an indication of whether it supported or did not support management and any other relevant information. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager and/or legal counsel.

5. After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

6. The Proxy Group will attempt to submit Adviser's vote on all proxies to ISS for processing at least three days prior to the meeting for U.S. securities and 10 days prior to the meeting for foreign securities. However, in certain foreign jurisdictions it may be impossible to return the proxy 10 days in advance of the meeting. In these situations, the Proxy Group will use its best efforts to send the proxy vote to ISS in sufficient time for the vote to be lodged.

7. The Proxy Group prepares reports for each client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the client, retains a copy in the client's file and forwards a copy to the appropriate portfolio manager. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by a client.

8. If the Proxy Group learns of a vote on a material event that will affect a security on loan, the Group will notify Adviser and obtain instructions regarding whether Adviser desires the Franklin Templeton Services, LLC Fund Treasury Department to contact the custodian bank in an effort to retrieve the securities. If so requested by Adviser, the Proxy Group shall use its best efforts to call such loans or use other practicable and legally

Franklin Advisers, Inc.
PROXY VOTING POLICIES & PROCEDURES
June 3, 2003
Page 7

enforceable means to ensure that Adviser is able to fulfill its fiduciary duty to vote proxies for Advisory Clients with respect to such loaned securities.

9. The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this function. All records will be retained for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group at 1-954-847-2268, or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Advisory Clients may review Adviser's proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Adviser are available as required by law and is responsible for overseeing the filing of such policies, procedures and mutual fund voting records with the SEC.

                     GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
                               GMO AUSTRALASIA LLC
                                (TOGETHER "GMO")

                      PROXY VOTING POLICIES AND PROCEDURES

I.    INTRODUCTION AND GENERAL PRINCIPLES

GMO provides investment advisory services primarily to institutional, including both ERISA and non-ERISA clients, and commercial clients. GMO understands that proxy voting is an integral aspect of security ownership. Accordingly, in cases where GMO has been delegated authority to vote proxies, that function must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.

This policy permits clients of GMO to: (1) delegate to GMO the responsibility and authority to vote proxies on their behalf according to GMO's proxy voting polices and guidelines; (2) delegate to GMO the responsibility and authority to vote proxies on their behalf according to the particular client's own proxy voting policies and guidelines; or (3) elect to vote proxies themselves. In instances where clients elect to vote their own proxies, GMO shall not be responsible for voting proxies on behalf of such clients.

GMO believes that the following policies and procedures are reasonably designed to ensure that proxy matters are conducted in the best interest of its clients, in accordance with GMO's fiduciary duties, applicable rules under the Investment Advisers Act of 1940 and fiduciary standards and responsibilities for ERISA clients set out in the Department of Labor interpretations.

II.   PROXY VOTING GUIDELINES

GMO has engaged Institutional Shareholder Services, Inc. ("ISS") as its proxy voting agent to:

      (1) research and make voting recommendations or, for matters for which GMO has so delegated, to make the voting determinations;

      (2)   ensure that proxies are voted and submitted in a timely manner;

      (3)   handle other administrative functions of proxy voting;

      (4) maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

      (5)   maintain records of votes cast; and

      (6) provide recommendations with respect to proxy voting matters in general.

Proxies will be voted in accordance with the voting recommendations contained in the applicable domestic or global ISS Proxy Voting Manual, as in effect from time to time. Copies of the current domestic and global ISS proxy voting guidelines are attached to these Voting Policies and Procedures as Exhibit A. GMO reserves the right to amend any of ISS's guidelines in the future. If any such changes are made an amended Proxy Voting Policies and Procedures will be made available for clients.

Except in instances where a GMO client retains voting authority, GMO will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS.

III.  PROXY VOTING PROCEDURES

GMO has a Corporate Actions Group with responsibility for administering the proxy voting process, including:

   1. Implementing and updating the applicable domestic and global ISS proxy voting guidelines;

   2. Overseeing the proxy voting process; and

   3. Providing periodic reports to GMO's Compliance Department and clients as requested.

There may be circumstances under which a portfolio manager or other GMO investment professional ("GMO Investment Professional") believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the recommendation of ISS. In such an event, the GMO Investment Professional will inform GMO's Corporate Actions Group of its decision to vote such proxy in a manner inconsistent with the recommendation of ISS. GMO's Corporate Actions Group will report to GMO's Compliance Department no less than quarterly any instance where a GMO Investment Professional has decided to vote a proxy on behalf of a client in that manner.

IV.   CONFLICTS OF INTEREST

As ISS will vote proxies in accordance with the proxy voting guidelines described in Section II, GMO believes that this process is reasonably designed to address conflicts of interest that may arise between GMO and a client as to how proxies are voted.

In instances where GMO has the responsibility and authority to vote proxies on behalf of its clients for shares of GMO Trust, a registered mutual fund for which GMO serves as the investment adviser, there may be instances where a conflict of interest exists. Accordingly, GMO will (i) vote such proxies in the best interests of its clients with respect to routine matters, including proxies relating to the election of Trustees; and (ii) with respect to matters where a conflict of interest exists between GMO and GMO Trust, such as proxies relating to a new or amended investment management contract between GMO Trust and GMO, or a re-organization of a series of GMO Trust, GMO will either (a) vote such proxies in the same proportion as the votes cast with respect to that proxy, or
(b) seek instructions from its clients.

In addition, if GMO is aware that one of the following conditions exists with respect to a proxy, GMO shall consider such event a potential material conflict of interest:

   1. GMO has a business relationship or potential relationship with the issuer;

   2. GMO has a business relationship with the proponent of the proxy proposal;
      or

   3. GMO members, employees or consultants have a personal or other business relationship with the participants in the proxy contest, such as corporate directors or director candidates.

In the event of a potential material conflict of interest, GMO will (i) vote such proxy according to the specific recommendation of ISS; (ii) abstain; or
(iii) request that the client votes such proxy. All such instances shall be reported to GMO's Compliance Department at least quarterly.

V.    RECORDKEEPING

GMO will maintain records relating to the implementation of these proxy voting policies and procedures, including:

      (1) a copy of these policies and procedures which shall be made available to clients, upon request;

      (2)   a record of each vote cast (which ISS maintains on GMO's behalf);
            and

      (3) each written client request for proxy records and GMO's written response to any client request for such records.

Such proxy voting records shall be maintained for a period of five years.

VI.   REPORTING

GMO's Compliance Department will provide GMO's Conflict of Interest Committee with periodic reports that include a summary of instances where GMO has (i) voted proxies in a manner inconsistent with the recommendation of ISS, (ii) voted proxies in circumstances in which a material conflict of interest may exist as set forth in Section IV, and (iii) voted proxies of shares of GMO Trust on behalf of its clients.

VII.  DISCLOSURE

Except as otherwise required by law, GMO has a general policy of not disclosing to any issuer or third party how GMO or its voting delegate voted a client's proxy.

Effective: August 6, 2003

                           INDEPENDENCE INVESTMENT LLC
                               PROXY VOTING POLICY

At Independence we recognize that many decisions regarding proxy voting can affect the value of a client's account, and, therefore, should be resolved based on in-depth analysis and careful consideration. The following proxy voting policy sets forth both our goals and our process for voting proxies on shares of stock held in client accounts where Independence has discretion to vote the proxies:

In order to set a framework within which proxy questions should be considered and voted, the following general principles should be applied.

1) As a fiduciary under ERISA or otherwise, proxy- voting authority should be exercised keeping in mind a fiduciary's duty to use its best efforts to preserve or enhance the value of a client's account. We should vote on proxy questions with the goal of fostering the interests of the participants and beneficiaries of the account.

2) Proxy questions should be considered within the individual company's circumstances. It is possible that individual circumstances might mean that a given proxy question could be voted differently than what is generally done in other cases.

3) If a proxy question clearly has the capability of affecting the economic value of the subject company's stock, the question should be voted in a way that attempts to preserve, or give the opportunity for enhancement of, the stock's economic value.

4)   There are, at least, three general classes of proxy questions:

     a. Routine questions which may routinely be voted in favor of management's recommendations such as auditor approval.

     b. Non-routine questions which will normally be uniformly voted in accordance with policies established by Independence's Investment Committee. Examples of questions of this type are votes for anti-greenmail measures, votes against diluting shareholder rights, or votes for or against generic social issue questions.

     c. Finally, there are questions that should be viewed on a case-by-case basis. Examples of questions in which company circumstances might influence the final decision one way or another are questions regarding mergers and acquisitions, anti-takeover measures, golden parachutes and so forth.

Careful attention must be paid to proxy questions that clearly could affect the economic value of the enterprise in question. In some circumstances, even though a proposal might appear to offer a benefit in the short term, our analysis will conclude that over the long term greater value may be realized by voting against a proposal.

At Independence, the fundamental analysts are responsible for performing research on the companies in which we invest. The same analysts are responsible for decisions regarding proxy voting, as they are the most familiar with company-specific issues. Portfolio managers also provide input when appropriate. By attempting to avoid or sell stocks where the analysts do not have a sufficient comfort level with management, and to continuously monitor management in companies in which we do invest, we attempt to minimize the need for shareholder activism. In general, our philosophy with regard to shareholder activism is as follows: It is the responsibility of management to increase shareholder value. It is our goal to choose the companies that will best increase the value of our clients' portfolios. If we do not believe a company can meet this objective, we should in most cases avoid or sell the stock out of the portfolio.

In certain circumstances the analysts may decide not to vote a proxy where they believe that the costs of voting such a proxy would outweigh the potential benefit to clients (or to the participants and beneficiaries of an ERISA account) of casting a vote. This is more likely to happen where a foreign security is involved.

We currently use Institutional Shareholders Services, Inc. ("ISS") to monitor and complete the proxy voting process for both our domestic and international equity portfolio holdings. ISS is responsible for ascertaining that proxies are received, voted and sent back on a timely basis. Each day our proxy administrator sends ISS our complete list of portfolio holdings. ISS notifies us of shareholder meetings and provides us with an electronic platform on which to vote the proxies. ISS also provides us with an analysis of proxy issues and recommendations for voting, based on criteria that we have approved. Our analysts will consider ISS's recommendations, but voting will be based upon our own analysis. Our analysts direct the manner in which proxies are to be voted, and ISS completes the voting process.

If there is controversy or uncertainty about how any particular proxy question should be voted, our analysts will consult with Independence's senior management and/or the Investment Committee. Final decisions on proxy voting will ultimately be made with the goal of enhancing the value of our clients' investments.

Revised 8/14/02

                       PROXY VOTING POLICY AND PROCEDURES
                                       OF
                             JENNISON ASSOCIATES LLC

         Jennison Associates views the voting of proxies as an important part of its investment management responsibilities. All proxies are voted with the primary goal of achieving the long-term maximum economic benefit for the participants and beneficiaries of Jennison's client accounts. Secondary consideration is given to the public and social value of each issue. In keeping with these objectives, Jennison Associates analyzes the long term economic consequences of each proposed corporate action. Votes are cast with the intention of maximizing economic value of the shares, thereby protecting and enhancing the value of client assets under our management.

         In voting proxies for international holdings, we will generally apply the same principles, however, in some countries voting proxies result in additional costs. As such, we consider whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. For instance, in countries that require "share blocking" in order to vote proxies, we believe that the inability to sell the shares due to share blocking significantly outweighs the potential long-term economic benefits of voting proxies in those countries. As such, we do not typically vote proxies in countries that require share blocking in order to vote proxies.

         Each proposal has its individual merits and as such is analyzed on a case-by-case basis. However, in general terms, our positions are as follows:

         We are sensitive to the desirability of a stable corporate environment, particularly for corporations in which technical or creative talent is an essential element of corporate success. Although we believe that management should not be placed in a position of allocating a disproportionate amount of time to resisting takeovers, we believe that it is important that shareholders have the freedom to take advantage of attractive takeover offers. Jennison seeks to balance the freedom of shareholder action, against the damage which can be done to shareholder interests if a company is disrupted in a proxy or takeover battle. As such, we typically oppose proposals where shareholders are effectively precluded from accepting offers which might be deemed attractive. Such proposals normally have Restrictive Fair Price, Staggered Board, and excessive Super Majority vote provisions.

         In recent years, we have found that companies award a greater proportion of executive compensation in stock options in order to tie senior executive management's compensation to the performance of the company and thereby share the interests of shareholders. As such, more and more proposals relate to stock-based incentive compensation for senior management. It is our general opinion that senior compensation decisions and incentive awards are best left to the board of directors. We believe that shareholders should evaluate management performance over reasonable time frames.

         In general we assess each social and political proposal on its own merits.

         We have developed a voting process that brings to bear the various skills and expertise of the firm to vote shares solely in the interest of participants and beneficiaries. In order to achieve the above result, Jennison Associates has established a formal proxy voting evaluation and voting process.

         Decisions are made by members of the Proxy Voting Committee which is composed of the Chief Executive Officer, Chief Investment Officer, the Securities Analyst, the Chief Compliance Officer and a representative of the Legal Department. It is Jennison Associates' policy to isolate the proxy voting process from any external pressures and influences. In order to implement this policy, the final voting and processing of proxies has been removed from the portfolio manager and analyst and overseen by the Compliance Department.

         When requested, certain members of the Proxy Committee may meet the representatives of corporate management to review proxy issues and to understand management's reasoning for presenting the proposals. In formulating our decisions, we examine the research materials provided by Investor Responsibility Research Center (IRRC), proxy statements, and position statements that may be received from other shareholders. This research, along with our independent research, ensures that we are knowledgeable on the issues prior to voting. Proxy research and other pertinent information are forwarded to at least two members of the Proxy Voting Committee, typically a securities analyst and a member of the Legal Department. The securities analyst is most knowledgeable about the circumstances of the company and assesses the economic value of each proposal. The attorney reviews the proposal relative to Jennison's policy. Each professional is then responsible for making an independent analysis of the issues and informing the Compliance Department of how he/she would vote each issue. If the votes of members of the Proxy Committee who reviewed the analysis are consistent, the votes are cast. If the votes are inconsistent, there will be further discussion to understand whether deviation from Jennison's policy recommended vote is warranted. Deviations from the policy recommended vote are documented. If there is any difference of opinion that cannot be resolved, the broader Proxy Committee may meet to further discuss and resolve any open issues. There may be instances where a difference of opinion exists among the broader Proxy Committee members. In such cases, the Chief Compliance Officer shall make the final decision as to how the votes are cast. Jennison's voting instructions are then communicated to Jennison's proxy voting agent and each proxy is voted.

         Jennison Associates has retained the proxy voting services of IRRC as its proxy voting agent. IRRC provides proxy voting administration services including a calendar of upcoming proxy meetings, timely execution of proxy votes based on instruction from Jennison, maintenance of records of voting decisions and reconciliation of proxy ballot shares. The IRRC workstation provides Jennison with access to electronic delivery of analyses of proxy proposals and other related proxy materials and reports, in addition to reports detailing all Jennison proxy voting activity.

                       LEGG MASON CAPITAL MANAGEMENT, INC.
                   LEGG MASON FUNDS MANAGEMENT, INC & LMM, LLC
                         PROXY PRINCIPLES AND PROCEDURES

OVERVIEW

Legg Mason Capital Management, Inc., Legg Mason Funds Management, Inc. and LMM, LLC ("The Group") have implemented the following principles and procedures for voting proxies on behalf of advisory clients. These principles and procedures are reasonably designed to ensure The Group exercises its voting responsibilities to serve the best interests of its clients and in compliance with applicable laws and regulations. The Group assumes responsibility and authority for voting proxies for all clients, unless such responsibility and authority has been expressly retained by the client or delegated by the client to others. For each proxy vote The Group takes into consideration its duty to its clients and all other relevant facts available to The Group at the time of the vote. Therefore, while these guidelines provide a framework for voting, votes are ultimately cast on a case-by-case basis. The Group employs the same proxy principles and procedures for all funds for which it has voting responsibility.

PRINCIPLES

Proxy voting is a valuable right of company shareholders. Through the voting mechanism, shareholders are able to protect and promote their interests by communicating views directly to the Board, as well as exercising their right to grant or withhold approval for actions proposed by the Board or company management. We believe the interests of shareholders are best served by the following principles when considering proxy proposals:

PRESERVE AND EXPAND THE POWER OF SHAREHOLDERS IN AREAS OF CORPORATE GOVERNANCE - Equity shareholders are owners of the business - company boards and management teams are ultimately accountable to them. We support policies, plans and structures that promote accountability of the board and management to owners, and align the interests of the board and management with owners. Examples include: annual election of all board members, cumulative voting, and incentive plans that are contingent on delivering value to shareholders. We oppose proposals that reduce accountability or misalign interests, including but not limited to classified boards, poison pills, and incentives that are not linked to owner returns.

ALLOW RESPONSIBLE MANAGEMENT TEAMS TO RUN THE BUSINESS - We support policies, plans and structures that give management teams appropriate latitude to run the business in the way that is most likely to maximize value for owners. Conversely, we oppose proposals that limit management's ability to do this. We generally oppose proposals that seek to place restrictions on management in order to promote political, religious or social agendas.

Please see The Group's proxy voting guidelines for more details ("Schedule A").

PROCEDURES

OVERSIGHT

The Group's Chief Investment Officer (CIO) has full authority to determine The Group's proxy voting principles and procedures and vote proxies on behalf of The Group's clients. The Group's CIO has delegated oversight and implementation of the firm's proxy voting process, including the principles and procedures that govern it, The Group's Proxy Officers and Compliance Officers. No less than a quorum of these Officers(1) will meet from time to time, but no less than annually, to review existing principles and procedures in light of The Group's duties as well as applicable laws and regulations to determine if any changes are necessary.

LIMITATIONS

We recognize proxy voting as a valuable right of company shareholders. Generally speaking, The Group votes all proxies it receives. However, The Group intends to refrain from voting in certain circumstances. The Group may refrain from voting a proxy if, for example, the company's shares are no longer held by The Group's clients at the time of the meeting. Additionally, The Group may refrain from voting a proxy if it concludes the potential impact on shareholders' interests is insignificant while the cost associated with analyzing and voting the proxy may be significant.

PROXY ADMINISTRATION

The Group instructs each client custodian to forward proxy materials to the The Group Proxy Administrator. New client custodians are notified at account inception of their responsibility to deliver proxy materials to The Group. The Group uses Institutional Shareholder Services ("ISS") to electronically receive and vote proxies, as well as to maintain proxy voting receipts and records.

Upon receipt of proxy materials:

The Compliance Officer

1. The Compliance Officer reviews the proxy issues and identifies any potential material conflicts between the adviser's interests and those of the client. The Group believes and understands it has a duty to vote proxies in the best interests of its clients, even if such votes may result in a loss of business or economic benefit to The Group or its affiliates.

     a.   Identifying Potential Conflicts

          In identifying conflicts of interest the Compliance Officer will review the following issues:

          - Whether The Group has an economic incentive to vote in a manner that is not consistent with the best interests of its clients; and

          - Whether there are any business or personal relationships between an The Group employee and the officers, directors or shareholder proposal proponents of a company whose securities are held in client accounts that may create an incentive to vote in a manner that is not consistent with the best interests of its clients; and

----------
(1)  Quorum is defined as two Proxy Officers and one Compliance Officer.

          - Whether the Proxy Officer knows that an affiliate of The Group has a material economic, business or personal relationship that is likely to result in a potential conflict between the interests of the affiliate and The Group's clients.

     b.   Assessing Materiality

          A potential conflict will be deemed to be material if the Compliance Officer determines, in the exercise of reasonable judgment, the potential conflict is likely to have an impact on the manner in which the subject shares are voted.

2. If the Compliance Officer determines that a potential material conflict of interest may exist:

          (a) The Compliance Officer may consult with legal counsel and/or The Group's CIO to determine if the conflict is material.

          (b) If the conflict is not material, the proxy issue is forwarded to the Proxy Officer for voting.

          (c) If the conflict is material, the Compliance Officer may choose any of the following approaches to address the conflict:

               1. If The Group's proxy principles or guidelines address the specific issues in the conflicted proxy, the Compliance Officer votes the issues according to The Group's principles and returns the signed, voted form to the Proxy Administrator.

               2. If the conflicted proxy issue is not specifically addressed in The Group's principles, the Compliance Officer will follow the vote recommendation of an "Independent Voting Delegate".

               3. Alternatively, the Compliance Officer may disclose the conflict to clients and obtain their consent to vote.

The Proxy Officer

1. The Proxy Officer reviews proxies and evaluates matters for vote in light of The Group's principles and guidelines. The Proxy Officer may seek additional information from The Group's investment team, company management, independent research services, or other sources to determine the best interests of shareholders. Additionally, the Proxy Officer may consult with The Group's CIO for guidance on proxy issues. Generally, the Proxy Officer will not consult its affiliates during this process. All documents that had a material impact on the basis for the vote are maintained by The Group.

2.   The Proxy Officer returns the signed, voted form to the Proxy
     Administrator.

The Proxy Administrator

1. Provides custodians with instructions to forward proxies to The Group for all clients for whom The Group is responsible for voting proxies.

2. When proxies are received, reconciles the number of shares indicated on the proxy with The Group internal data on shares held as of the record date and notifies the custodian of any discrepancies or missed proxies. The Proxy Administrator will use best efforts to obtain missing proxies from custodian.

3. Informs the Compliance Officer and Proxy Officer if the company's shares are no longer held by The Group clients as of the meeting date.

4. Ensures the Proxy and Compliance Officers are aware of the timeline to vote a proxy and uses best efforts to ensure that votes are cast in a timely manner.

5. Per instructions from the Proxy Officer or Compliance Officer, votes proxy issues via ISS' software, online or via facsimile.

6.   Obtains evidence of receipt and maintains records of all proxies voted.

RECORD KEEPING

The following documents will be maintained onsite for two years and in an accessible place for another three years with regard to proxies:

1. Copy of current policies and procedures will be maintained and available to clients upon request.

2. Proxy statements received regarding client securities will be maintained in electronic format via Edgar or similar third party and will be available to clients upon request.

3. Documents created by The Group that were material to making a decision how to vote proxies will be maintained in Multex, similar third party software or paper file.

4.   Copies of the voting record will be maintained via ISS.

5. A proxy log including: issuer name, exchange ticker symbol of the issuer's shares to be voted, CUSIP number for the shares to be voted, a brief identification of the matter voted on, whether the matter was proposed by the issuer or by a shareholder of the issuer, whether a vote was cast on the matter, a record of how the vote was cast and whether the vote was cast for or against the recommendation for the issuer's management team.

6. Each written client request for proxy voting records and The Group's written response to any client request for such records.

                                   SCHEDULE A
                        THE GROUP PROXY VOTING GUIDELINES

The Group maintains these proxy-voting guidelines, which set forth the manner in which The Group generally votes on issues that are routinely presented. Please note that for each proxy vote The Group takes into consideration its duty to its clients, the specific circumstances of the vote and all other relevant facts available at the time of the vote. While these guidelines provide the framework for voting proxies, ultimately proxy votes are cast on a case-by-case basis. Therefore actual votes for any particular proxy issue may differ from the guidelines shown below.

FOUR PRINCIPAL AREAS OF INTEREST TO SHAREHOLDERS:

1)   Obligations of the Board of Directors

2)   Compensation of management and the Board of Directors

3)   Take-over protections

4)   Shareholders' rights

                             PROXY ISSUE                                 THE GROUP GUIDELINE
                             -----------                                 -------------------
BOARDS OF DIRECTORS

INDEPENDENCE OF BOARDS OF DIRECTORS: majority of unrelated directors,    For
independent of management

NOMINATING PROCESS: independent nominating committee seeking qualified   For
candidates, continually assessing directors and proposing new nominees

SIZE AND EFFECTIVENESS OF BOARDS OF DIRECTORS: Boards must be no         For
larger than 15 members

CUMULATIVE VOTING FOR DIRECTORS                                          For

STAGGERED BOARDS                                                         Against

SEPARATION OF BOARD AND MANAGEMENT ROLES (CEO/CHAIRMAN)                  Case-by-Case

COMPENSATION REVIEW PROCESS: compensation committee comprised of         For
outside, unrelated directors to ensure shareholder value while rewarding good performance

DIRECTOR LIABILITY & INDEMNIFICATION: support limitation of liability    For
and provide indemnification

AUDIT PROCESS                                                            For

BOARD COMMITTEE STRUCTURE: audit, compensation, and nominating and/or    For
governance committee consisting entirely of independent directors

MONETARY ARRANGEMENTS FOR DIRECTORS: outside of normal board             For
activities amts should be approved by a board of independent directors and reported in proxy

FIXED RETIREMENT POLICY FOR DIRECTORS                                    Case-by-Case

OWNERSHIP REQUIREMENT: all Directors have direct and material cash       For
investment in common shares of Company

PROPOSALS ON BOARD STRUCTURE: (lead director, shareholder advisory       For
committees, requirement that candidates be nominated by shareholders, attendance at meetings)

ANNUAL REVIEW OF BOARD/CEO BY BOARD                                      For

PERIODIC EXECUTIVE SESSIONS WITHOUT MGMT (INCLUDING CEO)                 For

VOTES FOR SPECIFIC DIRECTORS                                             Case-by-Case

                                  - Continued -

                             PROXY ISSUE                                 THE GROUP GUIDELINE
                             -----------                                 -------------------
MANAGEMENT AND DIRECTOR COMPENSATION

STOCK OPTION AND INCENTIVE COMPENSATION PLANS:                           Case-by-Case

FORM OF VEHICLE: grants of stock options, stock appreciation rights,     Case-by-Case
phantom shares and restricted stock

PRICE                                                                    Against plans whose underlying
                                                                         securities are to be issued at less
                                                                         than 100% of the current market
                                                                         value

RE-PRICING: plans that allow the Board of Directors to lower the         Against
exercise price of options already granted if the stock price falls or under-performs the market

EXPIRY: plan whose options have a life of more than ten years            Case-by-Case

EXPIRY: "evergreen" stock option plans                                   Against

DILUTION:                                                                Case-by-Case - taking into account
                                                                         value creation, commitment to
                                                                         shareholder-friendly policies, etc.

VESTING: stock option plans that are 100% vested when granted            Against

PERFORMANCE VESTING: link granting of options, or vesting of options     For
previously granted, to specific performance targets

CONCENTRATION: authorization to allocate 20% or more of the available    Against
options to any one individual in any one year

DIRECTOR ELIGIBILITY: stock option plans for directors if terms and      Case-by-Case
conditions are clearly defined and reasonable

CHANGE IN CONTROL: stock option plans with change in control             Against
provisions that allow option holders to receive more for their options than shareholders would receive for their shares

CHANGE IN CONTROL: change in control arrangements developed during a     Against
take-over fight specifically to entrench or benefit management

CHANGE IN CONTROL: granting options or bonuses to outside directors in   Against
event of a change in control

BOARD DISCRETION: plans to give Board broad discretion in setting        Against
terms and conditions of programs

EMPLOYEE LOANS: Proposals authorizing loans to employees to pay for      Against
stock or options

DIRECTOR COMPENSATION: % of directors' compensation in form of common    For
shares

GOLDEN PARACHUTES                                                        Case-by-Case

EXPENSE STOCK OPTIONS                                                    For

SEVERANCE PACKAGES: must receive shareholder approval                    For

LACK OF DISCLOSURE ABOUT PROVISIONS OF STOCK-BASED PLANS                 Against

RELOAD OPTIONS                                                           Against

PLAN LIMITED TO A SMALL NUMBER OF SENIOR EMPLOYEES                       Against

EMPLOYEE STOCK PURCHASE PLANS                                            Case-by-Case

                                  - Continued -

                             PROXY ISSUE                                 THE GROUP GUIDELINE
                             -----------                                 -------------------
TAKEOVER PROTECTIONS

SHAREHOLDER RIGHTS PLANS: plans that go beyond ensuring the equal        Against
treatment of shareholders in the event of a bid and allowing the corp.
enough time to consider alternatives to a bid

GOING PRIVATE TRANSACTION, LEVERAGED BUYOUTS AND OTHER PURCHASE          Case-by-Case
TRANSACTIONS

LOCK-UP ARRANGEMENTS: "hard" lock-up arrangements that serve to          Against
prevent competing bids in a takeover situation

CROWN JEWEL DEFENSES                                                     Against

PAYMENT OF GREENMAIL                                                     Against

"CONTINUING DIRECTOR" OR "DEFERRED REDEMPTION" PROVISIONS:               Against
provisions that seek to limit the discretion of a future board to redeem the plan

CHANGE CORPORATION'S DOMICILE: if reason for re-incorporation is to      Against
take advantage of protective statutes (anti-takeover)

POISON PILLS: receive shareholder ratification                           For

REDEMPTION/RATIFICATION OF POISON PILL                                   For

SHAREHOLDER'S RIGHTS

CONFIDENTIAL VOTING BY SHAREHOLDERS                                      For

DUAL-CLASS SHARE STRUCTURES                                              Against

LINKED PROPOSALS: with the objective of making one element of a          Against
proposal more acceptable

BLANK CHECK PREFERRED SHARES: authorization of, or an increase in,       Against
blank check preferred shares

SUPERMAJORITY APPROVAL OF BUSINESS TRANSACTIONS: management seeks to     Against
increase the number of votes required on an issue above two-thirds of the outstanding shares

INCREASE IN AUTHORIZED SHARES: provided the amount requested is          For
necessary for sound business reasons

SHAREHOLDER PROPOSALS                                                    Case-by-Case

STAKEHOLDER PROPOSALS                                                    Case-by-Case

ISSUANCE OF PREVIOUSLY AUTHORIZED SHARES WITH VOTING RIGHTS TO BE        Against
DETERMINED BY THE BOARD WITHOUT PRIOR SPECIFIC SHAREHOLDER APPROVAL

"FAIR PRICE" PROVISIONS: Measures to limit ability to buy back           For
shares from particular shareholder at higher-than-market prices

PREEMPTIVE RIGHTS                                                        For

ACTIONS ALTERING BOARD/SHAREHOLDER RELATIONSHIP REQUIRE PRIOR            For
SHAREHOLDER APPROVAL (including "anti-takeover" measures)

ALLOW SHAREHOLDER ACTION BY WRITTEN CONSENT                              For

ALLOW SHAREHOLDERS TO CALL SPECIAL MEETINGS                              For

SOCIAL AND ENVIRONMENTAL ISSUES                                          As recommended by Company
                                                                         Management

REIMBURSING PROXY SOLICITATION EXPENSES                                  Case-by-Case

Source: The Group. Last updated 12 July 2004.

                                                                  April 22, 2003

                             LORD, ABBETT & CO. LLC

                      PROXY VOTING POLICIES AND PROCEDURES

INTRODUCTION

         Lord Abbett has a Proxy Committee responsible for establishing voting policies and for the oversight of its proxy voting process. Lord Abbett's Proxy Committee consists of the portfolio managers of each investment team and certain members of those teams, the Director of Equity Investments, the Firm's Managing Member and its General Counsel. Once policy is established, it is the responsibility of each investment team leader to assure that each proxy for that team's portfolio is voted in a timely manner in accordance with those policies. A written file memo is delivered to the proxy administrator in each case where an investment team declines to follow a recommendation of a company's management. Lord Abbett has retained Institutional Shareholder Services ("ISS") to analyze proxy issues and recommend voting on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.

         The Boards of Directors of each of the Lord Abbett Mutual Funds established several years ago a Proxy Committee, composed solely of independent directors. The Funds' Proxy Committee Charter provides that the Committee shall
(i) monitor the actions of Lord Abbett in voting securities owned by the Funds;
(ii) evaluate the policies of Lord Abbett in voting securities; (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

         There have unfortunately been far too many examples of corporate governance failures during the last two years, including the failure to deal fairly in conflict of interest situations. Lord Abbett is a privately-held firm, and we conduct only one business: we manage the investment portfolios of our clients. We are not part of a larger group of companies conducting diverse financial operations. We would therefore expect, based on our past experience, that the incidence of a potential conflict of interest involving Lord Abbett's proxy voting process would be quite rare. Nevertheless, if such a potential conflict of interest were to arise, involving one or more of the Lord Abbett Funds, where practicable we would disclose this conflict to the affected Funds' Proxy Committees, and seek instructions from those Committees on how to proceed. If it were not practicable to seek instructions from those Committees, Lord Abbett would simply follow its proxy voting policies or, if the particular issue was not covered by those policies, we would follow a recommendation of ISS. If such a conflict arose with any other client, Lord Abbett would simply follow its proxy voting policies or, if the particular issue was not covered by those policies, we would follow the recommendation of ISS.

                       SUMMARY OF PROXY VOTING GUIDELINES

         Lord Abbett generally votes in accordance with management's recommendations on the election of directors, appointment of independent auditors, changes to the authorized capitalization (barring excessive increases) and most shareholder proposals. This policy is based on the premise that a broad vote of confidence on such matters is due the management of any company whose shares we are willing to hold.

ELECTION OF DIRECTORS

         Lord Abbett will generally vote in accordance with management's recommendations on the election of directors. However, votes on director nominees are made on a case by case basis. Factors that are considered include; current composition of the board and key- board nominees, long-term company performance relative to a market index, and the directors' investment in the company. We also consider whether the Chairman of the board is also serving as CEO, and whether a retired CEO sits on the board, as these situations may create inherent conflicts of interest.

         There are some actions by directors that may result in votes being withheld. These actions include:

         1) Attending less than 75% of board and committee meetings without a valid excuse.

         2) Ignoring shareholder proposals that are approved by a majority of votes for two consecutive years.

         3) Failing to act on takeover offers where a majority of shareholders tendered their shares.

         4) Serving as inside directors and sit on an audit, compensation, stock option or nomination committee.

         5)       Failing to replace management as appropriate.

         We will generally approve proposals to elect directors annually. The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. The basic premise of the staggered election of directors is to provide a continuity of experience on the board and to prevent a precipitous change in the composition of the board. Although shareholders need some form of protection from hostile takeover attempts, and boards need tools and leverage in order to negotiate effectively with potential acquirers, a classified board tips the balance of power too much toward incumbent management at the price of potentially ignoring shareholder interests.

INCENTIVE COMPENSATION PLANS

         We usually vote with management regarding employee incentive plans and changes in such plans, but these issues are looked at very closely on a case by case basis. We use ISS for guidance on appropriate compensation ranges for various industries and company sizes. In addition to considering the individual expertise of management and the value they bring to the company, we also consider the costs associated with stock-based incentive packages including shareholder value transfer and voting power dilution.

         We scrutinize very closely the approval of repricing or replacing underwater stock options, taking into consideration the following:

         1) The stock's volatility, to ensure the stock price will not be back in the money over the near term.

         2)       Management's rationale for why the repricing is necessary.

         3) The new exercise price, which must be set at a premium to market price to ensure proper employee motivation.

         4) Other factors, such as the number of participants, term of option, and the value for value exchange.

         In large-cap companies we would generally vote against plans that promoted short-term performance at the expense of longer-term objectives. Dilution, either actual or potential, is, of course, a major consideration in reviewing all incentive plans. Team leaders in small- and mid-cap companies often view option plans and other employee incentive plans as a critical component of such companies' compensation structure, and have discretion to approve such plans, notwithstanding dilution concerns.

SHAREHOLDER RIGHTS

Cumulative Voting

         We generally oppose cumulative voting proposals on the ground that a shareowner or special group electing a director by cumulative voting may seek to have that director represent a narrow special interest rather than the interests of the shareholders as a whole.

Confidential Voting

         There are both advantages and disadvantages to a confidential ballot. Under the open voting system, any shareholder that desires anonymity may register the shares in the name of a bank, a broker or some other nominee. A confidential ballot may tend to preclude any opportunity for the board to communicate with those who oppose management proposals.

         On balance we believe shareholder proposals regarding confidential balloting should generally be approved, unless in a specific case, countervailing arguments appear compelling.

Supermajority Voting

         Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may permit management to entrench themselves by blocking amendments that are in the best interest of shareholders.

TAKEOVER ISSUES

         Votes on mergers and acquisitions must be considered on a case by case basis. The voting decision should depend on a number of factors, including: anticipated financial and operating benefits, the offer price, prospects of the combined companies, changes in corporate governance and their impact on shareholder rights. It is our policy to vote against management proposals to require supermajority shareholder vote to approve mergers and other significant business combinations, and to vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions. We are also opposed to amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more that 10% of the company's voting stock. Restructuring proposals will also be evaluated on a case by case basis following the same guidelines as those used for mergers.

         Among the more important issues that we support, as long as they are not tied in with other measures that clearly entrench management, are:

1) Anti-greenmail provisions, which prohibit management from buying back shares at above market prices from potential suitors without shareholder approval.

2) Fair Price Amendments, to protect shareholders from inequitable two-tier stock acquisition offers.

3) Shareholder Rights Plans (so-called "Poison Pills"), usually "blank check" preferred and other classes of voting securities that can be issued without further shareholder approval. However, we look at these proposals on a case by case basis, and we only approve these devices when proposed by companies with strong, effective managements to force corporate raiders to negotiate with management and assure a degree of stability that will support good long-range corporate goals. We vote for shareholder proposals asking that a company submit its poison pill for shareholder ratification.

4) "Chewable Pill" provisions, are the preferred form of Shareholder Rights Plan. These provisions allow the shareholders a secondary option when the Board refuses to withdraw a poison pill against a majority shareholder vote. To strike a balance of power between management and the shareholder, ideally "Chewable Pill" provisions should embody the following attributes, allowing sufficient flexibility to maximize shareholder wealth when employing a poison pill in negotiations:

         - Redemption Clause allowing the board to rescind a pill after a potential acquirer has surpassed the ownership threshold.

         -    No dead-hand or no-hand pills.

         - Sunset Provisions which allow the shareholders to review, and reaffirm or redeem a pill after a predetermined time frame.

         - Qualifying Offer Clause which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.

SOCIAL ISSUES

         It is our general policy to vote as management recommends on social issues, unless we feel that voting otherwise will enhance the value of our holdings. We recognize that highly ethical and competent managements occasionally differ on such matters, and so we review the more controversial issues closely.

                         MARSICO CAPITAL MANAGEMENT, LLC
                       PROXY VOTING POLICY AND PROCEDURES

A.    STATEMENT OF POLICY

1. It is the policy of Marsico Capital Management, LLC ("MCM") to seek to vote or otherwise process (such as by a decision to abstain or take no action) all proxies over which it has voting authority in the best interest of MCM's clients, as summarized here.

- Under MCM's investment discipline, one of the qualities MCM usually seeks in companies it invests in for client portfolios is good management. Because MCM has some confidence that the managements of most portfolio companies it invests in for clients seek to serve shareholders' best interests, we believe that voting proxies in our clients' best economic interest ordinarily means voting with these managements' recommendations.

- Although MCM ordinarily will vote proxies with management recommendations, MCM's analysts generally review proxy proposals as part of our normal monitoring of portfolio companies and their managements. In rare cases, MCM might decide to vote a proxy against a management recommendation. MCM may notify affected clients of such a decision if it is reasonably feasible to do so.

- MCM may process certain proxies in a manner other than by voting them, such as by abstaining from voting or by taking no action on certain proxies. Some examples include, without limitation, proxies issued by companies we have decided to sell, proxies issued for securities we did not select for a client portfolio (such as, without limitation, securities that were selected by the client or by a previous adviser, unsupervised securities held in a client's account, or money market securities or other securities selected by clients or their representatives other than MCM), or proxies issued by foreign companies that impose burdensome or unreasonable voting, power of attorney, or holding requirements. MCM also may abstain from voting, or take no action on, proxies in other circumstances, such as when voting with management may not be in the best economic interest of clients, or as an alternative to voting with management, or when voting may be unduly burdensome or expensive. MCM will not notify clients of these routine abstentions or decisions not to take action.

- In circumstances when there may be an apparent material conflict of interest between MCM's interests and clients' interests in how proxies are voted (such as when MCM knows that a proxy issuer is also an MCM client), MCM generally will resolve any appearance concerns by causing those proxies to be "echo voted" or "mirror voted" in the same proportion as other votes, or by voting the proxies as recommended by an independent service provider. MCM will not notify clients if it uses these routine procedures to resolve an apparent conflict. In rare cases, MCM might use other procedures to resolve an apparent conflict, and give notice to clients if it is reasonably feasible to do so.

- MCM generally uses an independent service provider to help vote proxies, keep voting records, and disclose voting information to clients. MCM's proxy voting policy and information about the voting of a client's proxies are available to the client on request.

- MCM seeks to ensure that, to the extent reasonably feasible, proxies for which MCM receives ballots in good order and receives timely notice will be voted or otherwise processed (such as through a decision to abstain or take no action) as intended under MCM's Proxy Voting policy and procedures. MCM may be unable to vote or otherwise process proxy ballots that are not received or processed in a timely manner due to functional limitations of the proxy voting system or other factors beyond MCM's control. Such ballots may include, without limitation, ballots for securities out on loan under securities lending programs initiated by the client or its custodian, ballots not timely forwarded by a custodian, or ballots for which MCM does not receive timely notice from a proxy voting service provider.

B.    DEFINITIONS

2. By "best interest of MCM's clients," MCM means clients' best economic interest over the long term -- that is, the common interest that all clients share in seeing the value of a common investment increase over time. Clients may have differing political or social interests, but their best economic interest is generally uniform.

3.a. By "material conflict of interest," MCM means circumstances when MCM itself knowingly does business with a particular proxy issuer or closely affiliated entity, and may appear to have a significant conflict of interest between its own interests and the interests of clients in how proxies of that issuer are voted. A material conflict of interest might also exist in unusual circumstances when MCM has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and MCM's parent company, Bank of America Corporation ("BAC") or a BAC subsidiary.

3.b. A material conflict of interest ordinarily does not exist when BAC or a BAC subsidiary other than MCM does business with a particular proxy issuer or closely affiliated entity, because: (i) MCM is separately managed from BAC and other subsidiaries; (ii) MCM's employees work in a separate location from BAC and other subsidiaries and do not routinely communicate with them; (iii) MCM generally is not aware of a proxy issuer's (or affiliated entity's) business arrangements with BAC or other subsidiaries, and is not aware of the materiality of such arrangements to BAC or other subsidiaries; and (iv) MCM has no direct interest in any such business arrangements.

C. PROCEDURES: MCM INVESTS WITH MANAGEMENTS THAT SEEK SHAREHOLDERS' BEST INTERESTS, AND ORDINARILY VOTES PROXIES WITH MANAGEMENT RECOMMENDATIONS

4. Under MCM's investment discipline, one of the qualities MCM usually seeks in portfolio companies it invests in for clients is good management. MCM has some confidence that the managements of most companies in which MCM invests for client portfolios seek to serve shareholders' best interests. Because MCM has some confidence in the managements of most portfolio companies, it believes that these managements' decisions and recommendations on issues such as proxy voting ordinarily are likely to be in shareholders' best interests.

5. Therefore, when portfolio companies in which MCM has invested client funds issue proxies, MCM ordinarily votes the proxies with management recommendations, because it believes that recommendations by these companies' managements generally are in shareholders' best interests, and therefore in the best economic interest of MCM's clients.

6. MCM may periodically reassess its view of companies' managements. If MCM concludes that a company's management no longer serves shareholders' best interests, MCM may sell its clients' shares of the company. MCM believes that clients do not usually benefit from holding shares of a poorly managed company or engaging in proxy contests with management.

D.    PROCEDURES: USE OF AN INDEPENDENT SERVICE PROVIDER

7. MCM may engage an independent service provider to assist with the administrative and ministerial aspects of proxy voting. The independent service provider may perform functions such as voting proxies for MCM in accordance with MCM's instructions based on MCM's proxy voting policy, maintaining records of proxy votes, and assisting in preparing certain reports. To avoid the possibility that MCM's proxy votes could be affected by potential conflicts of interest that may exist between an independent service provider and a proxy issuer, MCM generally does not follow such a service provider's voting recommendations, or cause such a service provider to vote proxies for MCM based on the service provider's recommendations (although MCM may do so in certain circumstances discussed in "Alternative Procedures for Potential Material Conflicts of Interest" below).

E.    PROCEDURES: VOTING/ABSTENTION/NO ACTION/OTHER EXCEPTIONS

8.MCM seeks to ensure that, to the extent reasonably feasible, proxies for which MCM receives ballots in good order and receives timely notice will be voted or otherwise processed as intended under MCM's Proxy Voting policy and procedures. MCM employs a number of measures, including certain reconciliations and other cross-check procedures, to attempt to verify that proxies are voted or otherwise processed as intended, although such checks may not be feasible or reliable in some cases because of the complexity of the proxy voting process. MCM's ability to vote or otherwise process proxies may be limited by these or other factors, and by MCM's dependence on custodians and independent proxy voting service providers to assist in processing proxies. MCM may be unable to vote or otherwise process proxy ballots that are not received or processed in a timely manner due to functional limitations of the proxy voting system or other factors beyond MCM's control. Such ballots may include, without limitation, ballots for securities out on loan under securities lending programs initiated by a client or its custodian, ballots not timely forwarded by a custodian, or ballots for which MCM does not receive timely notice from a proxy voting service provider.

9.a MCM may process some proxies in a manner other than by voting them, such as through a decision to abstain or take no action on such proxies. If MCM has decided to sell the shares of a company, MCM generally may abstain from voting or may take no action on proxies issued by the company. If MCM receives proxies relating to securities acquired as a result of an account transition (such as, without limitation, securities delivered into a newly opened MCM account that were selected by the client or by a previous adviser), MCM generally may choose to abstain from voting or to take no action on the proxies because the related shares may not be retained in the account for a substantial period of time. MCM also may abstain or take no action on proxies issued for other securities that MCM did not select for a client portfolio (such as, without limitation, unsupervised securities held in a client's account, or money market securities or other securities selected by clients or their representatives other than
MCM). MCM generally will not notify clients when any of these types of abstentions (or decisions to take no action) occur.

9.b. MCM also may abstain from voting or take no action on proxies in other circumstances. MCM may determine, for example, that abstaining from voting or taking no action on proxies is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of clients, such as when foreign proxy issuers impose burdensome or unreasonable voting, power of attorney, or holding requirements, when abstention or taking no action may be the most appropriate response to a proposal, when voting with management may not be in the best economic interests of clients in MCM's view, or as an alternative to voting with management. MCM generally will not notify clients when this type of abstention (or decision to take no action) occurs.

10. On an exceptions basis, MCM may for other reasons choose to depart from its usual procedure of ordinarily voting proxies as recommended by management. MCM may notify affected clients of such a decision if it is reasonably feasible to do so. The procedures in this policy apply to all proxy voting matters over which MCM has voting authority, including changes in corporate governance structures, the adoption or amendment of compensation plans (including stock options), and matters involving social issues or corporate responsibility.

F.    ALTERNATIVE PROCEDURES FOR POTENTIAL MATERIAL CONFLICTS OF INTEREST

11. In certain circumstances, such as when the proponent of a proxy proposal is also a client of MCM, an appearance might arise of a potential conflict between MCM's interests and the interests of affected clients in how the proxies of that issuer are voted.

12. Because MCM ordinarily votes proxies as recommended by management, no potential conflict of interest could actually affect MCM's voting of the proxies.

13.a. Nevertheless, when MCM itself knowingly does business with a particular proxy issuer or closely affiliated entity (or has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity, on the one hand, and BAC or a BAC subsidiary, on the other), and a material conflict of interest between MCM's interests and clients' interests may appear to exist, MCM generally would, to avoid any appearance concerns, follow an alternative procedure rather than vote proxies as recommended by management. Such an alternative procedure generally would involve either:

      (i) Directing an independent service provider to cause the proxies to be "echo voted" or "mirror voted" in the same proportion as the votes of other proxy holders that are not MCM clients if the service provider indicates it can do so; or

      (ii) Directing the proxies to be voted in accordance with the recommendations of an independent service provider that MCM may use to assist in voting proxies. This procedure will only be used if it can be determined that the independent service provider appears able to make such recommendations in an impartial manner and in the best interests of MCM's clients. In making this determination, MCM may
            (1) require the independent service provider to represent or otherwise demonstrate, each time the service provider makes a voting recommendation upon which MCM proposes to rely, that the service provider faces no conflict of interest with respect to the vote, or
            (2) ask the independent service provider to disclose to MCM relevant facts concerning the firm's relationship with the proxy issuer and certify that the service provider has taken steps to ensure that no actual conflicts exist.

MCM generally will not notify clients if it uses either of these usual procedures to resolve an apparent material conflict of interest. MCM will document the identification of any material conflict of interest and its procedure for resolving the particular conflict.

13.b. In unusual cases, MCM may use other alternative procedures to address circumstances when a material conflict of interest may appear to exist, such as, without limitation:

      (i) Notifying affected clients of the conflict of interest (if it is reasonably feasible to do so), and seeking a waiver of the conflict to permit MCM to vote the proxies under its usual policy;

      (ii)  Abstaining from voting, or taking no action on, the proxies; or

      (iii) Forwarding the proxies to clients so that clients may vote the proxies themselves.

14. MCM generally would notify affected clients if it is reasonably feasible to do so if it uses one of these alternative procedures to resolve a material conflict of interest.

G.    VOTING BY CLIENT INSTEAD OF MCM

15. An MCM client may vote its own proxies instead of directing MCM to do so. MCM recommends this approach if a client believes that proxies should be voted based on political or social interests.

16. MCM generally will not accept proxy voting authority from a client (and will encourage the client to vote its own proxies) if the client seeks to impose client-specific voting guidelines that may be inconsistent with MCM's guidelines or with the client's best economic interest in MCM's view.

17. MCM generally will abstain from voting on or will take no action on proxy votes relating to the commencement of legal proceedings such as shareholder class actions or bankruptcy proceedings.

H.    PERSONS RESPONSIBLE FOR IMPLEMENTING MCM'S POLICY

18. MCM's Client Services staff has primary responsibility for implementing MCM's proxy voting procedures, including ensuring that proxies are timely submitted. MCM also generally uses a service provider to assist in voting proxies, recordkeeping, and other matters.

19. MCM's Investment Management Department, including security analysts, routinely review proxy proposals as part of their ongoing reassessment of companies and their managements.

I.    RECORDKEEPING

20.a. MCM or a service provider maintains, in accordance with Rule 204-2 of the Investment Advisers Act:

      (i) Copies of all proxy voting policies and procedures;

      (ii) Copies of proxy statements received (unless maintained elsewhere as described below);

      (iii) Records of proxy votes cast on behalf of clients;

      (iv) Documents prepared by MCM that are material to a decision on how to vote or memorializing the basis for a decision;

      (v) Written client requests for proxy voting information, and (vi) written responses by MCM to written or oral client requests.

20.b. Under MCM's Proxy Voting policy and procedures, MCM will document instances in which it identifies a material conflict of interest, as well as the procedure utilized for resolving the particular conflict. MCM's Client Services Department also documents certain other non-routine proxy voting issues, including: (1) the basis for any decision in which MCM determines to vote against a management recommendation; and (2) any decision to abstain or take no action on a proxy that is intended by MCM to demonstrate divergence from a management recommendation.

20.c. MCM will not document other, more routine instances in which it may abstain or take no action on a particular proxy, including certain situations identified in MCM's Proxy Voting policy and procedures. MCM generally will not document, for example, the basis for routine decisions to abstain or take no action on proxies in circumstances when foreign issuers impose burdensome or unreasonable voting, power of attorney. or holding requirements, when MCM has determined to sell a security, when MCM did not select the securities for the client portfolio (such as, without limitation, securities that were selected by the client or by a previous adviser, unsupervised securities held in a client's account, or money market securities or other securities selected by clients or their representatives other than MCM), or in other routine situations identified in section 9 above. MCM also cannot document decisions not to vote or otherwise process proxies that were not received in good order, not received in a timely fashion, or otherwise not processed for reasons beyond MCM's control, such as certain situations addressed in section 8 above.

21. MCM will obtain an undertaking from any service provider that the service provider will provide copies of proxy voting records and other documents promptly upon request if MCM relies on the service provider to maintain related records.

22. MCM or its service provider may rely on the SEC's EDGAR system to keep records of certain proxy statements if the proxy statements are maintained by issuers on that system (as is generally true in the case of larger U.S.-based issuers).

23. All proxy-related records will be maintained in an easily accessible place for five years (and an appropriate office of MCM or a service provider for the first two years).

J.    AVAILABILITY OF POLICY AND PROXY VOTING RECORDS TO CLIENTS

24. MCM will initially inform clients of this policy and how a client may learn of MCM's voting record for the client's securities through summary disclosure in
Part II of MCM's Form ADV. Upon receipt of a client's request for more information, MCM will provide to the client a copy of this proxy voting policy and/or how MCM voted proxies for the client during the period since this policy was adopted.

                                      * * *

MCM's Chief Compliance Officer will review this policy at least annually to determine whether it should be amended or updated. Any amendments to this policy require the written approval of the Chief Compliance Officer.

Approved by:     /s/ Steven Carlson
                 -----------------------------------

Title:           Chief Compliance Officer

Effective Date:  October 1, 2004

Policy Amended:  February 10, 2006

Approved by:     /s/ Steven Carlson
                 -----------------------------------

Title:           Chief Compliance Officer

Effective Date:  February 10, 2006

                    MASSACHUSETTS FINANCIAL SERVICES COMPANY

                      PROXY VOTING POLICIES AND PROCEDURES

SEPTEMBER 17, 2003, AS REVISED ON SEPTEMBER 20, 2004, MARCH 15, 2005 AND MARCH 1, 2006

            Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS' other investment adviser subsidiaries (collectively, "MFS") have adopted proxy voting policies and procedures, as set forth below ("MFS Proxy Voting Policies and Procedures"), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS, other than the MFS Union Standard Equity Fund (the "MFS Funds"). References to "clients" in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

            The MFS Proxy Voting Policies and Procedures include:

            A.    Voting Guidelines;

            B.    Administrative Procedures;

            C.    Monitoring System;

            D.    Records Retention; and

            E.    Reports.

A.    VOTING GUIDELINES

      1. GENERAL POLICY; POTENTIAL CONFLICTS OF INTEREST

            MFS' policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS' clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

            MFS has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that - guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from these guidelines.

            As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not clearly governed by the guidelines, such as proposed mergers and acquisitions. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients.

            From time to time, MFS receives comments on these guidelines as well as regarding particular voting issues from its clients and corporate issuers. These comments are carefully considered by MFS, when it reviews these guidelines each year and revises them as appropriate.

            These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that are likely to arise in connection with the voting of proxies on behalf of MFS' clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and E below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Review Group is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

      2     MFS' POLICY ON SPECIFIC ISSUES

            ELECTION OF DIRECTORS

            MFS believes that good governance should be based on a board with a majority of directors who are "independent" of management, and whose key committees (e.g., compensation, nominating, and audit committees) are comprised entirely of "independent" directors. While MFS generally supports the board's nominees in uncontested elections, we will withhold our vote for a nominee for a board of a U.S. issuer if, as a result of such nominee being elected to the board, the board would be comprised of a majority of members who are not "independent" or, alternatively, the compensation, nominating or audit committees would include members who are not "independent." MFS will also withhold its vote for a nominee to the board if we can determine that he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason. In addition, MFS will withhold its vote for all nominees standing for election to a board of a U.S. issuer if we can determine: (1) if, since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has repriced underwater options; or (2) if, within the last year, shareholders approved by majority vote a resolution recommending that the board rescind a "poison pill" and the board has failed to take responsive action to that resolution. Responsive action would include the rescission of the "poison pill"(without a broad reservation to reinstate the "poison pill" in the event of a hostile tender offer), or public assurances that the terms of the "poison pill" would be put to a binding shareholder vote within the next five to seven years.

            MFS evaluates a contested election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management's track record, the qualifications of the nominees for both slates and an evaluation of what each side is offering shareholders.

            MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company's bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections) ("Majority Vote Proposals").

            MFS considers voting against Majority Vote Proposals if the company has adopted, or has proposed to adopt in the proxy statement, formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

            MFS believes that a company's election policy should address the specific circumstances at that company. MFS considers whether a company's election policy articulates the following elements to address each director nominee who fails to receive an affirmative majority of votes cast in an election:

      - Establish guidelines for the process by which the company determines the status of nominees who fail to receive an affirmative majority of votes cast and disclose the guidelines in the annual proxy statement;

      - Guidelines should include a reasonable timetable for resolution of the nominee's status and a requirement that the resolution be disclosed together with the reasons for the resolution;

      - Vest management of the process in the company's independent directors, other than the nominee in question; and

      - Outline the range of remedies that the independent directors may consider concerning the nominee.

            CLASSIFIED BOARDS

            MFS opposes proposals to classify a board (e.g., a board in which only one-third of board members are elected each year). MFS supports proposals to declassify a board.

            NON-SALARY COMPENSATION PROGRAMS

            Restricted stock plans should reward results rather than tenure. In some cases, restricted stock is granted to the recipient at deep discounts to fair market value, sometimes at par value. The holder cannot sell for a period of years, but in the meantime the holder is able to vote and receive dividends. Eventually the restrictions lapse and the stock can be sold by the holder.

            MFS votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give "free rides" on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted.

            MFS opposes stock option programs that allow the board or the compensation committee, without shareholder approval, to reprice underwater options or to automatically replenish shares (i.e., evergreen plans). MFS will consider on a case-by-case basis proposals to exchange existing options for newly issued options (taking into account such factors as whether there is a reasonable value-for-value exchange).

            MFS opposes stock option and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against stock option and restricted stock plans if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS may accept a higher percentage (up to 20%) in the case of startup or small companies which cannot afford to pay large salaries to executives, or in the case where MFS, based upon the issuer's public disclosures, believes that the issuer has been responsible with respect to its recent compensation practices, including the mix of the issuance of restricted stock and options.

            MFS votes in favor of stock option or restricted stock plans for non-employee directors as long as they satisfy the requirements set forth above with respect to stock option and restricted stock plans for company executives.

            EXPENSING OF STOCK OPTIONS

            While we acknowledge that there is no agreement on a uniform methodology for expensing stock options, MFS supports shareholder proposals to expense stock options because we believe that the expensing of options presents a more accurate picture of the company's financial results to investors. We also believe that companies are likely to be more disciplined when granting options if the value of stock options were treated as an expense item on the company's income statements.

            EXECUTIVE COMPENSATION

            MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. Therefore, MFS opposes shareholder proposals that seek to set limits on executive compensation. Shareholder proposals seeking to set limits on executive compensation tend to specify arbitrary compensation criteria. MFS also opposes shareholder requests for disclosure on executive compensation beyond regulatory requirements because we believe that current regulatory requirements for disclosure of executive compensation are appropriate and that additional disclosure is often unwarranted and costly. Although we support linking executive stock option grants to a company's stock performance, MFS opposes shareholder proposals that mandate a link of performance-based options to a specific industry or peer group index. MFS believes that compensation committees should retain the flexibility to propose the appropriate index or other criteria by which performance-based options should be measured. MFS evaluates other executive compensation restrictions (e.g., terminating the company's stock option or restricted stock programs, freezing executive pay during periods of large layoffs, and establishing a maximum ratio between the highest paid executive and lowest paid employee) based on whether such proposals are in the best long-term economic interests of our clients.

            EMPLOYEE STOCK PURCHASE PLANS

            MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

            "GOLDEN PARACHUTES"

            From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer's annual compensation that is not determined in MFS' judgment to be excessive.

            ANTI-TAKEOVER MEASURES

            In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from "poison pills" and "shark repellents" to super-majority requirements.

            MFS will vote for proposals to rescind existing "poison pills" and proposals that would require shareholder approval to adopt prospective "poison pills." Nevertheless, MFS will consider supporting the adoption of a prospective "poison pill" or the continuation of an existing "poison pill" if the following two conditions are met: (1) the "poison pill" allows MFS clients to hold an aggregate position of up to 15% of a company's total voting securities (and of any class of voting securities); and (2) either (a) the "poison pill" has a term of not longer than five years, provided that MFS will consider voting in favor of the "poison pill" if the term does not exceed seven years and the "poison pill" is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the "poison pill" allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g., a "chewable poison pill" that automatically dissolves in the event of an all cash, all shares tender offer at a premium price).

            MFS will consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

            REINCORPORATION AND REORGANIZATION PROPOSALS

            When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management proposals that it believes are in the best long-term economic interests of its clients, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

            ISSUANCE OF STOCK

            There are many legitimate reasons for issuance of stock. Nevertheless, as noted above under "Non-Salary Compensation Programs", when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g., by approximately 15% or more), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a "blank check") because the unexplained authorization could work as a potential anti-takeover device.

            REPURCHASE PROGRAMS

            MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

            CONFIDENTIAL VOTING

            MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

            CUMULATIVE VOTING

            MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS' clients as minority shareholders. In our view, shareholders should provide names of qualified candidates to a company's nominating committee, which now for the first time (for U.S. listed companies) must be comprised solely of "independent" directors.

            WRITTEN CONSENT AND SPECIAL MEETINGS

            Because the shareholder right to act by written consent (without calling a formal meeting of shareholders) can be a powerful tool for shareholders, MFS generally opposes proposals that would prevent shareholders from taking action without a formal meeting or would take away a shareholder's right to call a special meeting of company shareholders.

            INDEPENDENT AUDITORS

            MFS believes that the appointment of auditors is best left to the board of directors of the company and therefore supports the ratification of the board's selection of an auditor for the company. Recently, some shareholder groups have submitted proposals to limit the non-audit activities of a company's audit firm. Some proposals would prohibit the provision of any non-audit services by a company's auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company's auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company's auditor for specific pieces of non-audit work in the limited situations permitted under current law.

            BEST PRACTICES STANDARDS

            Best practices standards are rapidly developing in the corporate governance areas as a result of recent corporate scandals, the Sarbanes-Oxley Act of 2002 and revised listing standards on major stock exchanges. MFS generally support these developments. However, many issuers are not publicly registered, are not subject to these enhanced listing standards, or are not operating in an environment that is comparable to that in the United States. In reviewing proxy proposals under these circumstances, MFS votes for proposals that enhance standards of corporate governance so long as we believe that - given the circumstances or the environment within which the issuers operate - the proposal is consistent with the best long-term economic interests of our clients.

            SOCIAL ISSUES

            There are many groups advocating social change, and many have chosen the publicly-held corporation as a vehicle for advancing their agenda. Common among these are resolutions requiring the corporation to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (e.g., environmental standards) or to promulgate special reports on various activities. MFS votes against such proposals unless their shareholder-oriented benefits will outweigh any costs or disruptions to the business, including those that use corporate resources to further a particular social objective outside the business of the company or when no discernible shareholder economic advantage is evident.

            The laws of various states may regulate how the interests of certain clients subject to those laws (e.g., state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

            FOREIGN ISSUERS

            MFS will evaluate items on proxies for foreign companies in the context of the guidelines described above, as well as local market standards and best practices. Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted in favor) for foreign issuers include the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; (v) approval of share repurchase programs; (vi) election of directors in uncontested elections and (vii) appointment of auditors.

            In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the "block" restriction lifted early (e.g., in some countries shares generally can be "unblocked" up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer's transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote.

B.    ADMINISTRATIVE PROCEDURES

      1.    MFS PROXY REVIEW GROUP

            The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The MFS Proxy Voting Committee:

            a. Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

            b. Determines whether any potential material conflicts of interest exist with respect to instances in which (i) MFS seeks to override these MFS Proxy Voting Policies and Procedures and (ii) votes on ballot items not clearly governed by these MFS Proxy Voting Policies and Procedures; and

            c. Considers special proxy issues as they may arise from time to time.

      2.    POTENTIAL CONFLICTS OF INTEREST

            The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. Any significant attempt to influence MFS' voting on a particular proxy matter should be reported to the MFS Proxy Voting Committee.

            In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, or (ii) matters presented for vote are not clearly governed by these MFS Proxy Voting Policies and Procedures, the MFS Proxy Voting Committee, or delegees, will follow these procedures:

            a. Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the "MFS Significant Client List");

            b. If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

            c. If the name of the issuer appears on the MFS Significant Client List, then at least one member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests; and

            d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to the MFS' Conflicts Officer.

            The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS' distribution, retirement plan administration and institutional business units. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.

      3.    GATHERING PROXIES

            Most proxies received by MFS and its clients originate at Automatic Data Processing Corp. ("ADP") although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS' clients, usually to the client's custodian or, less commonly, to the client itself. This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer's explanation of the items to be voted upon.

            MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the "Proxy Administrator"), pursuant to which the Proxy Administrator performs various proxy vote related services, such as vote processing and recordkeeping functions for MFS' Funds and institutional client accounts. The Proxy Administrator receives proxy statements and proxy cards directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders' meetings of over 10,000 corporations are available on-line to certain MFS employees and the MFS Proxy Voting Committee.

      4.    ANALYZING PROXIES

            Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator at the prior direction of MFS automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by the MFS Proxy Voting Committee. With respect to proxy matters that require the particular exercise of discretion or judgment, MFS considers and votes on those proxy matters. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

            As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g., corporate actions, such as mergers and acquisitions), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from portfolio managers or analysts.(1) However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

            As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies

---------------------

(1) From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained within a few business days prior to the shareholder meeting, the MFS Proxy Review Group may determine to vote the proxy in what it believes to be the best long-term economic interests of MFS' clients.

      in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

      5.    VOTING PROXIES

            In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee may review and monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.

C.    MONITORING SYSTEM

            It is the responsibility of the Proxy Administrator and MFS' Proxy Voting Committee to monitor the proxy voting process. When proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator's system. Through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company's stock and the number of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

            When the Proxy Administrator's system "tickler" shows that the voting cut-off date of a shareholders' meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client's custodian, the Proxy Administrator calls the custodian requesting that the materials be forwarded immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

D.    RECORDS RETENTION

            MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees, Board of Directors and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy cards completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company's proxy issues, are retained as required by applicable law.

E.    REPORTS

            MFS FUNDS

            MFS will report the results of its voting to the Board of Trustees, Board of Directors and Board of Managers of the MFS Funds. These reports will include: (i) a summary of how votes were cast; (ii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefor; (iii) a review of the procedures used by MFS to identify material conflicts of interest; and (iv) a review of these policies and the guidelines and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees, Directors and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

            ALL MFS ADVISORY CLIENTS

            At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

            Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

                     [MFC GLOBAL INVESTMENT MANAGEMENT LOGO]

                        MFC GLOBAL INVESTMENT MANAGEMENT
                                (U.S.A.) LIMITED

                               PROXY VOTING POLICY

================================================================================

                                                             ISSUED: AUGUST 2003

PROXY VOTING POLICY

MFC Global Investment Management (U.S.A.) Limited ("MFC-GIM(USA)") manages money on behalf of, or provide investment advice to, clients.

Arising out of these relationships, MFC-GIM(USA) has a fiduciary duty to exercise care, diligence and skill in the administration and management of these funds that any person, familiar with the matters, would exercise under similar circumstances in managing the property of another person.

In addition to its fiduciary duty, MFC-GIM (USA) must also comply with the proxy requirements of Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended from time to time ("Advisers Act") and any other law which governs the exercise of voting rights by an investment adviser.

A proxy is a shareholder's right to vote that has been delegated to professionals who manage their investments. (Note: clients have the unqualified right to rescind the permission given to us to vote proxies on their behalf.) The right to vote is an asset, as a company's shareholders have the power to influence the management of a corporation and it is our fiduciary obligation to ensure that these rights are voted, if clients request us to do so in writing, such that they optimize the long-term value of the investment portfolios.

FIDUCIARY DUTY GUIDELINE REQUIREMENTS

When voting proxies, fiduciaries have an obligation to do so in an informed and responsible manner. There is a duty of loyalty. Records of voting should be maintained by retaining copies of proxies and any supporting documentation for non-routine issues. As an investment management company, the obligation of fiduciaries is to vote proxies in the best interest of the clients or beneficiaries.

OUR POLICY

A proxy vote should be cast on behalf of each client holding the security in question. The decision on how to vote is made by the responsible Portfolio Manager, or another person or persons to whom such responsibility has been delegated by the portfolio manager, on behalf of the client. Such a person may include a proxy committee or a proxy voting service. See "Proxy Committee" and "Proxy Service" below.

When voting proxies, the following standards apply:

    - The Portfolio Manager will vote based on what they believe to be in the best interest of the client and in accordance with the client's investment guidelines.

    - Each voting decision should be made independently. The portfolio manager may enlist the services of reputable professionals and/or proxy evaluation services, such as Institutional Shareholder Services ("ISS") (see "Proxy Service" below),

                                     2 of 5                Version November 2002

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PROXY VOTING POLICY

         whether inside or outside the organization, to assist with the analysis of voting issues and/or to carry out the actual voting process. However, the ultimate decisions as to how to cast a vote will always rest with the Portfolio Manager, or any Proxy Committee which may be formed to deal with voting matters from time to time See "Proxy Committees" below.

    - Investment guidelines/contracts should outline how voting matters will be treated, and clients should be otherwise notified of voting procedures from time to time in accordance with any applicable legislative requirements.

    - The quality of a company's management is a key consideration factor in the Portfolio Manager's investment decision, and a good management team is presumed to act in the best interests of the company. Therefore, in general, MFC-GIM(USA) will vote as recommended by a company's management, except in situations where the Portfolio Manager believes this is not in the best interests of clients.

    - As a general principle, voting should be consistent among portfolios having the same mandates, subject to the client's preferences and the Conflict Procedures set out below.

We will reasonably consider specific voting instruction requests made to us by clients.

PROXY SERVICES

Each portfolio manager is responsible for the voting of securities in the portfolio managed by them. In order to assist in voting securities, MFC-GIM
(USA) may from time to time delegate certain proxy advisory and voting services to a third party proxy service provider.

MFC-GIM (USA) has currently delegated administrative duties has delegated certain duties to ISS. ISS specializes in the proxy voting and corporate governance area and provides a variety of proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance. While each portfolio manager may rely on ISS's research and recommendations in casting votes, each portfolio manager may deviate from any recommendation provided from ISS on general policy issues or specific proxy proposals in accordance with any MFC-GIM (USA) proxy policies and procedures which may be in effect from time to time. See "Proxy Committees" below.

MFC-GIM (USA) may retain other proxy voting services in place of, or in addition to, ISS from time to time without further notice to clients.

PROXY COMMITTEES

MFC-GIM (USA) may determine to form a committee (a "Proxy Committee") to review from time to time proxy voting issues which arise generally or with respect to a specific vote.

                                     3 of 5                Version November 2002

PROXY VOTING POLICY

In such cases, the head of the Equities Desk or the head of the Fixed Income Desk may appoint one or more persons as a Proxy Committee to review certain issues. One or more of such committees may be created on a permanent or temporary basis from time to time.

The desk head creating such committee will set the terms of reference and the procedures under which the committee will operate from time to time. The desk head shall ensure that adequate records of the committee's deliberations and recommendations are kept in accordance with this Policy and applicable law, if any. See "Documentation and Client Notification Requirements" below.

CONFLICTS PROCEDURES

         MFC-GIM (USA) is required to monitor and resolve possible material conflicts between the interests of MFC-GIM (USA) and the interests of clients who have instructed MFC-GIM (USA) to vote securities held in their portfolios. MFC-GIM (USA) is affiliated with both Manulife Financial Corporation ("MFC") and The Manufacturers Life Insurance Company ("MLI"). Conflicts may arise, for example, if a proxy vote is required on matters involving those companies, or other issuers in which either of them has a substantial equity interest.

         Anyone within MFC-GIM (USA) who becomes aware of a potential conflict shall notify the appropriate desk head as well as the Legal and Compliance department. If it is determined that a potential conflict does exist, a Proxy Committee shall be appointed to consider the issue.

         In addition to the procedures set out above concerning Proxy Committees, any Proxy Committee which considers a conflict issue shall appoint a member of the Legal and Compliance Team as a voting member of the Committee. Persons who are officers of the issuer involved in the matter may participate in the Committee's deliberations, but shall not be entitled to vote as a member of the Committee.

         The Proxy Committee shall then consider the issue involved and shall be free to make any decision it concludes is reasonable, however, generally, the following guidelines shall apply:

                  (i) if the matter involves MFC or MLI directly, MFC-GIM(USA) shall abstain from voting;

                  (ii) if the matter involves another issuer, or if a client has previously provided instructions that MFC-GIM
                           (USA) may not abstain from voting, the Committee shall determine a voting recommendation.

                  (iii) The Committee need not determine to vote each client portfolio the same way on a given matter, depending on the interests of the particular client involved.

Documentation and Client Notification Requirements

                                     4 of 5                Version November 2002

PROXY VOTING POLICY

The Portfolio Manager should retain, or arrange to be retained in an accessible format from a proxy service or other source, voting records for each portfolio that held the security.

These should include all records required by applicable law from time to time, such as

         (i) proxy voting procedures and policies, and all amendments thereto;

         (ii)     all proxy statements received regarding client securities;

         (iii)    a record of all votes cast on behalf of clients;

         (iv)     records of all client requests for proxy voting information;

         (v) any documents prepared by the portfolio manager or a Proxy Committee that were material to making a decision how to vote or that memorialized the basis for the decision;

         (vi) all records relating to requests made to clients regarding conflicts of interest in voting; and

         (vii) any other material required by law to be kept from time to time, shall be retained by MFC-GIM(USA) or shall be accessible from an appropriate service provider or other source.

MFC-GIM(USA) shall describe to clients, or provide a copy of, it's proxy voting policies and procedures and shall also advise clients how they may obtain information on how securities were voted in their portfolio.

                                     5 of 5                Version November 2002

                      MORGAN STANLEY INVESTMENT MANAGEMENT
                       PROXY VOTING POLICY AND PROCEDURES

I.    POLICY STATEMENT

Introduction - Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Policy") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. The Policy will be reviewed and, updated, as necessary, to address new or revised proxy voting issues. The MSIM entities covered by the Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to herein as the "MSIM Funds"), each MSIM Affiliate will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors or Trustees of the MSIM Funds. AN MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.

Proxy Research Services - Institutional Shareholder Services ("ISS") and Glass Lewis (together with other proxy research providers as MSIM Affiliates may retain from time to time, the "Research Providers") are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While the MSIM Affiliates may review and utilize the recommendations of the Research Providers in making proxy voting decisions, they are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the Research Providers.

      Voting Proxies for Certain Non-U.S. Companies - While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-U.S. companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent an MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and
(vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits to MSIM's clients of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-U.S. proxies.

II.   GENERAL PROXY VOTING GUIDELINES

To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) this Policy, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may, pursuant to the procedures set forth in Section IV. below, vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard. AN MSIM Affiliate will not generally vote a proxy if it has sold the affected security between the record date and the meeting date.

III.  GUIDELINES

A. CORPORATE GOVERNANCE MATTERS. The following proposals will generally be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

      i.    General.

      1. Generally, routine management proposals will be supported. The following are examples of routine management proposals:

            - Approval of financial statements, director and auditor reports.

            -     General updating/corrective amendments to the charter.

            - Proposals related to the conduct of the annual meeting, except those proposals that relate to the "transaction of such other business which may come before the meeting."

      2. Proposals to eliminate cumulative voting generally will be supported; proposals to establish cumulative voting in the election of directors will not be supported.

      3. Proposals requiring confidential voting and independent tabulation of voting results will be supported.

      4. Proposals requiring a U.S. company to have a separate Chairman and CEO will not be supported. Proposals requiring non-U.S. companies to have a separate Chairman and CEO will be supported.

      5. Proposals by management of non-U.S. companies regarding items that are clearly related to the regular course of business will be supported.

      6. Proposals to require the company to expense stock options will be supported.

      7. Open-ended requests for adjournment generally will not be supported. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this Policy to be carried out (i.e. an uncontested corporate transaction), the adjournment request will be supported.

      8. Proposals to declassify the Board of Directors (if management supports a classified board) generally will not be supported.

      9. Proposal requiring that the company prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders generally will not be supported.

      ii. Election of Directors. In situations where no conflict exists and where no specific governance deficiency has been noted, unless otherwise determined by the Proxy Review Committee, proxies will be voted in support of nominees of management.

      1.    The following proposals generally will be supported:

            - Proposals requiring that a certain percentage (up to 66 2/3%) of the company's board members be independent directors.

            - Proposals requiring that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated directors.

      2. Unless otherwise determined by the Proxy Review Committee, a withhold vote will be made in the following circumstances:

            (a) If a company's board is not comprised of a majority of disinterested directors, a withhold vote will be made for interested directors. A director nominee may be deemed to be interested if the nominee has, or any time during the previous five years had, a relationship with the issuer (e.g., investment banker, counsel or other professional service provider, or familial relationship with a senior officer of the issuer) that may impair his or her independence;

            (b) If a nominee who is interested is standing for election as a member of the company's compensation, nominating or audit committees;

            (c) A direct conflict exists between the interests of the nominee and the public shareholders;

            (d) Where the nominees standing for election have not taken action to implement generally accepted governance practices for which there is a "bright line" test. These would include elimination of dead hand or slow hand poison pills, requiring audit, compensation or nominating committees to be composed of independent directors and requiring a majority independent board;

            (e) A nominee has failed to attend at least 75% of board meetings within a given year without a reasonable excuse; or

            (f) A nominee serves on the board of directors for more than six companies (excluding investment companies).

      iii.  Auditors

      1. Generally, management proposals for selection or ratification of auditors will be supported. However, such proposals may not be supported if the audit fees are excessive. Generally, to determine if audit fees are excessive, a 50% test will be applied for audit fees in excess of $1 million: if audit fees are $1 million or more, non-audit fees should less than 50% of the total fees paid to the auditor. If audit fees are less than $1 million, the fees will be reviewed case by case by the Proxy Review Committee.

      2. Proposals requiring auditors to attend the annual meeting of shareholders will be supported.

      3.    Proposals to indemnify auditors will not be supported.

            iv.   Anti-Takeover Matters

      1. Proposals to modify or rescind existing supermajority vote requirements to amend the charter or bylaws will be supported; proposals to amend by-laws to require a supermajority shareholder vote to pass or repeal certain provisions will not be supported.

      2. Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail;
            (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and
            (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

      3. PROPOSALS REQUIRING SHAREHOLDER APPROVAL OR RATIFICATION OF A SHAREHOLDER RIGHTS PLAN OR POISON PILL WILL BE SUPPORTED.

B. CAPITALIZATION CHANGES. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

      1.    The following proposals generally will be supported:

            - Proposals relating to capitalization changes that eliminate other classes of stock and/or eliminate unequal voting rights.

            - Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if:
                  (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

            - Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

            -     Proposals for share repurchase plans.

            - Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

            -     Proposals to effect stock splits.

            - Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

      2. The following proposals generally will not be supported (notwithstanding management support).

            - Proposals relating to capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

            - Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

            -     Proposals to create "blank check" preferred stock.

            - Proposals relating to changes in capitalization by 100% or more.

C. COMPENSATION. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

      1.    The following proposals generally will be supported:

            - PROPOSALS RELATING TO DIRECTOR FEES, PROVIDED THE AMOUNTS ARE NOT EXCESSIVE RELATIVE TO OTHER COMPANIES IN THE COUNTRY OR INDUSTRY.

            - PROPOSALS FOR EMPLOYEE STOCK PURCHASE PLANS THAT PERMIT DISCOUNTS UP TO 15%, BUT ONLY FOR GRANTS THAT ARE PART OF A BROAD-BASED EMPLOYEE PLAN, INCLUDING ALL NON-EXECUTIVE EMPLOYEES.

            - PROPOSALS FOR THE ESTABLISHMENT OF EMPLOYEE STOCK OPTION PLANS AND OTHER EMPLOYEE OWNERSHIP PLANS, PROVIDED THAT OUR RESEARCH

                  DOES NOT INDICATE THAT APPROVAL OF THE PLAN WOULD BE AGAINST SHAREHOLDER INTEREST.

            - PROPOSALS FOR THE ESTABLISHMENT OF EMPLOYEE RETIREMENT AND SEVERANCE PLANS, PROVIDED THAT OUR RESEARCH
                  DOES NOT INDICATE THAT APPROVAL OF THE PLAN WOULD BE AGAINST SHAREHOLDER INTEREST.

2. Blanket proposals requiring shareholder approval of all severance agreements will not be supported, however, proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported.

3. Blanket proposals requiring shareholder approval of executive compensation generally will not be supported.

            4. Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations generally will not be supported.

      D. Other Recurring Items. THE FOLLOWING PROPOSALS GENERALLY WILL BE VOTED AS INDICATED BELOW, UNLESS OTHERWISE DETERMINED BY THE PROXY REVIEW COMMITTEE.

            1. Proposals to add restrictions related to social, political, environmental or special interest issues that do not relate directly to the business of the company and which do not appear to be directed specifically to the business or financial interest of the company generally will not be supported.

            2. Proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate will not be supported.

      E.    ITEMS TO BE REVIEWED BY THE PROXY REVIEW COMMITTEE

      The following types of non-routine proposals, which potentially may have a substantive financial or best interest impact on an issuer, will be voted as determined by the Proxy Review Committee.

      i.    Corporate Transactions

            - Proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, Research Providers' research and analysis will be used along with MSIM Affiliates' research and analysis, including, among other things, MSIM internal company-specific knowledge. Proposals for mergers or other significant transactions that are friendly, approved by the Research Providers, and where there is no portfolio manager objection, generally will be supported.

      ii.   Compensation

            - PROPOSALS RELATING TO CHANGE-IN-CONTROL PROVISIONS IN NON-SALARY COMPENSATION PLANS, EMPLOYMENT CONTRACTS, AND SEVERANCE AGREEMENTS THAT BENEFIT MANAGEMENT AND WOULD BE COSTLY TO SHAREHOLDERS IF TRIGGERED. WITH RESPECT TO PROPOSALS RELATED TO SEVERANCE AND CHANGE OF CONTROL SITUATIONS, MSIM AFFILIATES WILL SUPPORT A MAXIMUM OF THREE TIMES SALARY AND BONUS.

            - PROPOSALS RELATING TO EXECUTIVE/DIRECTOR STOCK OPTION PLANS. GENERALLY, STOCK OPTION PLANS SHOULD BE INCENTIVE BASED. THE PROXY REVIEW COMMITTEE WILL EVALUATE THE QUANTITATIVE CRITERIA USED BY A RESEARCH PROVIDER WHEN CONSIDERING SUCH RESEARCH PROVIDER'S RECOMMENDATION. IF THE PROXY REVIEW COMMITTEE DETERMINES THAT THE CRITERIA USED BY THE RESEARCH PROVIDER IS REASONABLE, THE PROPOSAL WILL BE SUPPORTED IF IT FALLS WITHIN A 5% BAND ABOVE THE RESEARCH PROVIDER'S THRESHOLD.

            - Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

      iii.  Other

            -     Proposals for higher dividend payouts.

            - Proposals recommending set retirement ages or requiring specific levels of stock ownership by directors.

            - Proposals for election of directors, where a director nominee is related to MSIM (i.e. on an MSIM Fund's Board of Directors/Trustees or part of MSIM senior management) must be considered by the Proxy Review Committee. If the proposal relates to a director nominee who is on a Van Kampen Fund's Board of Directors/Trustees, to the extent that the shares of the relevant company are held by a Van Kampen Fund, the Van Kampen Board shall vote the proxies with respect to those shares, to the extent practicable. In the event that the Committee cannot contact the Van Kampen Board in advance of the shareholder meeting, the Committee will vote such shares pursuant to the Proxy Voting Policy.

            - Proposals requiring diversity of board membership relating to broad based social, religious or ethnic groups.

            - Proposals to limit directors' liability and/or broaden indemnification of directors. Generally, the Proxy Review Committee will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.

IV.   ADMINISTRATION OF POLICY

A.    PROXY REVIEW COMMITTEE

      1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing the Policy and, in this regard, has expressly adopted it.

            (a) The Committee, which is appointed by MSIM's Chief Investment Officer ("CIO"), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. The Committee is responsible for establishing MSIM's Policy and determining how MSIM will vote proxies on an ongoing basis.

            (b) The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

            (c) The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to the Policy and (2) review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Policy (and any amendments to them and/or any additional guidelines or procedures it may adopt).

            (d) The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy);
                  (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3) determine how to vote matters for which specific direction has not been provided in this Policy. Split votes generally will not be approved within a single Global Investor Group investment team. The Committee may take into account Research Providers' recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed accounts. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

            (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Compliance Director for the area of the firm involved or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM's Chief Investment Officer or his/her designee. The Special Committee may request the assistance of MSIM's General Counsel or his/her designee and will have sole discretion to cast a vote. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

            (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by an MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

            (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable portfolio managers, the Compliance Departments and, as necessary, to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

      B.    IDENTIFICATION OF MATERIAL CONFLICTS OF INTEREST

            1. If there is a possibility that a vote may involve a material conflict of interest, the vote must be decided by the Special Committee in consultation with MSIM's General Counsel or his/her designee.

            2. A material conflict of interest could exist in the following situations, among others:

            (a) The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer;

            (b) The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates; or

            (c) Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

      C.    PROXY VOTING REPORTS

            (a) MSIM will promptly provide a copy of this Policy to any client requesting them. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.

            (b) MSIM's legal department is responsible for filing an annual Form N-PX on behalf of each registered management investment company for which such filing is required, indicating how all proxies were voted with respect to such investment company's holdings.

                              PROXY VOTING POLICIES
                                 AND PROCEDURES

                            MUNDER CAPITAL MANAGEMENT

                                THE MUNDER FUNDS*

I       INTRODUCTION .........................................................    3

II      GENERAL PRINCIPLE.....................................................    3

III     THE PROXY COMMITTEE...................................................    4

IV      ERISA FIDUCIARY DUTIES AND PROXY VOTING...............................    4

V       PROCESS...............................................................    4

    A.       ROUTINE CORPORATE ADMINISTRATIVE ITEMS...........................    5
    B.       SPECIAL INTEREST ISSUES..........................................    6
    C.       ISSUES HAVING THE POTENTIAL FOR MAJOR ECONOMIC IMPACT............    7
        1.        Executive Compensation Plans................................    7
        2.        Prevention of Greenmail ....................................    8
        3.        Cumulative Voting of Directors..............................    8
        4.        Super-Majority Provisions...................................    8
        5.        Fair Price Provisions.......................................    8
        6.        Defensive Strategies........................................    9
        7.        Business Combinations or Restructuring .....................    6
    D.       REVIEW OF ISS RECOMMENDATIONS....................................    9
    E.       OVERRIDING ISS RECOMMENDATIONS .................................    10

VI      DISCLOSURE OF VOTE....................................................   13

    A.       PUBLIC AND CLIENT DISCLOSURES....................................   13
    B.       MUTUAL FUND BOARD OF DIRECTORS..................................    13

VII     RECONCILIATION........................................................   13

VIII    RECORDKEEPING.........................................................   13

* The term "Munder Funds" shall include, and these Proxy Voting Policies and Procedures shall also be approved by the Board of Directors/Trustees of, and shall be applicable with respect to, Munder Series Trust, The Munder Funds, Inc. and The Munder @Vantage Fund, as well as The Munder Funds Trust and The Munder Framlington Funds Trust, unless and until each series of such investment companies is reorganized and redomiciled as a series of Munder Series Trust

                               (Revised 05/20/03)

                      PROXY VOTING POLICIES AND PROCEDURES

                           MUNDER CAPITAL MANAGEMENT

                               THE MUNDER FUNDS*

I        INTRODUCTION

         Munder Capital Management, including its index management division, World Asset Management (the "Advisor"), is an investment advisor registered under the Investment Advisers Act of 1940 (the "Advisers Act"). The Munder Funds are registered as investment companies pursuant to the Investment Company Act of 1940. Pursuant to the investment advisory agreements with respect to the Munder Funds, the Board of Directors/Trustees of the Munder Funds has delegated to the Advisor discretionary investment management authority with respect to the assets of the Munder Funds (which includes proxy voting authority) and directed that the Advisor implement these Policies and Procedures in exercising that authority, as applicable to the Munder Funds. Set forth below is the Advisor's policy on voting shares owned by advisory clients over which it has discretionary voting authority. These policies may be revised from time to time (but with respect to the Munder Funds, only with approval of the Board of Directors/Trustees of the Munder Funds).

II       GENERAL PRINCIPLE

         The Advisor has adopted and implements these Proxy Voting Policies and Procedures ("Policies and Procedures") as a means reasonably designed to ensure that the Advisor votes any proxy or other beneficial interest in an equity security over which the Advisor has discretionary proxy voting authority prudently and solely in the best interest of advisory clients and their beneficiaries considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

         The Advisor will accept directions from clients to vote their proxies in a manner that may result in their proxies being voted differently than we might vote proxies of other clients over which the Advisor has full discretionary authority. For example, some labor unions may instruct the Advisor to vote proxies for their accounts in accordance with the AFL-CIO Proxy Voting Standards, and religious

----------
* The term "Munder Funds" shall include, and these Proxy Voting Policies and Procedures shall also be approved by the Board of Directors/Trustees of, and shall be applicable with respect to, The Munder Series Trust and The Munder @Vantage Fund as well as The Munder Funds Trust, The Munder Funds, Inc., The Munder Framlington Funds Trust, and St. Clair Funds, Inc., unless and until each series of such investment companies is recognized and redomiciled as a series of Munder Series Trust institutions may instruct us to vote their proxies in a manner consistent with standards they establish. With respect to those clients desiring AFL-CIO Proxy Voting, the Advisor has retained Proxy Voter Services ("PVS"), a division of International Shareholder Services Inc. ("ISS"), to recommend how to vote such proxies. Similarly, ISS has worked with the Advisor to develop custom guidelines for certain religious organizations. These Policies and Procedures do not generally discuss PVS or other customized proxy voting guidelines, as the Advisor believes such guidelines are client selected guidelines. The Advisor will generally not override ISS's recommendations with respect to voting proxies for accounts subject to PVS and other custom guidelines absent further client direction or authorization.

III      THE PROXY COMMITTEE

         The members of the Proxy Committee are set forth on Exhibit A. The Proxy Committee has authorized and approved these Policies and Procedures. The Proxy Committee meets as needed to administer the Advisor's proxy review and voting process and revise and update these Policies and Procedures as new issues arise. In instances of business combinations, such as proposed mergers or similar corporate actions, the Proxy Committee or its delegates also may consult with the applicable portfolio manager or portfolio management team of the accounts holding the relevant security to determine whether the business combination is in the best interest of the client. The Proxy Committee may cause the Advisor to retain one or more vendors to review, monitor and recommend how to vote proxies in client accounts in a manner consistent in all material respects with these Policies and Procedures and then ensure that such proxies are voted on a timely basis.

IV       ERISA FIDUCIARY DUTIES AND PROXY VOTING

         The voting of proxies on securities held in employee benefit plan investment portfolios is governed by the Employee Retirement Income Security Act of 1974 ("ERISA"). Accordingly, those who vote such proxies are subject to ERISA's fiduciary duty provisions. In general, an ERISA fiduciary who votes proxies has a duty of loyalty, a duty of prudence, a duty to comply with plan documents and a duty to avoid prohibited transactions. The Proxy Committee reasonably believes that these Policies and Procedures satisfy ERISA's fiduciary duty requirements generally and, in particular, the Department of Labor's 1994 interpretive bulletin discussing ERISA's fiduciary duty provisions in the proxy voting context. IB 94-2 (29 CFR Section 2509.94-2).

V        PROCESS

         In order to apply the general policy noted above in a timely and consistent manner, the Advisor has retained ISS to review proxies received by client accounts and recommend how to vote them. ISS has established voting guidelines that are consistent in all material respects with the policies and the process noted herein. A summary of ISS's general Proxy Voting Guidelines is attached hereto as Exhibit B. Furthermore, with respect to those clients that have directed the Advisor to follow ISS's

PVS Proxy Voting Policy Statement and Guidelines, a summary of such statement and guideline is attached hereto as Exhibit C. The PVS and other client-selected voting guidelines may result in votes that differ from votes cast pursuant to these Policies and Procedures. At least annually, the Proxy Committee will review ISS's general Proxy Voting Guidelines to confirm that they are consistent in all material respects with these Policies and Procedures.

         The Advisor will review selected ISS's recommendations at least monthly (as described in Subsection D below) as part of its fiduciary duty to ensure that it votes proxies in a manner consistent with the best interest of its clients. Recommendations are communicated through ISS's website. Absent a determination to override ISS's recommendation as provided elsewhere in these Policies and Procedures, client proxies will be voted in accordance with applicable ISS guidelines and recommendations. Because different client accounts may be voted in accordance with different guidelines, client accounts could be voted differently on the same matter. The Advisor has also retained ISS for its turnkey voting agent service to administer its proxy voting operation. As such, ISS is responsible for ensuring that all proxies are submitted in a timely manner.

         ISS will automatically vote all client proxies in accordance with its recommendations, unless the Advisor determines to override such recommendation. The criteria for reviewing ISS's recommendations are generally set forth in Subsections A - C below. As described below, in certain instances, the Advisor has determined that the nature of the issues raised by the proxy proposal together with the costs of reviewing ISS's recommendations with respect to a particular security outweigh the potential benefits to clients from the Advisor's review of ISS's advice and recommendations. In each instance where the Advisor does not separately review ISS's recommendations, the Advisor will always vote client proxies consistent with ISS's recommendations. In each instance where the Advisor does separately review ISS's recommendation, the Advisor may vote differently from ISS's recommendation, if, based upon the criteria set forth in Subsections A-C below, the Advisor determines that such vote is in clients' best interests (as described in Subsection E below).

         A.       ROUTINE CORPORATE ADMINISTRATIVE ITEMS

                  Philosophy: The Advisor generally is willing to vote with recommendations of management on matters of a routine administrative nature. The Advisor's position is that management should be allowed to make those decisions that are essential to the ongoing operation of the company and that are not expected to have a major economic impact on the corporation and its shareholders. Examples of issues on which the Advisor will normally vote with management's recommendation include:

                  1. appointment or election of auditors, unless the auditor is not independent or there is reason to believe that the auditor has rendered an opinion which is neither accurate nor fairly indicative of the corporation's financial position;

                  2. increases in authorized common or preferred shares (unless the amounts are excessive, the number of shares of a class of stock with superior voting rights is to be increased, or management intends to use the additional authorized shares to implement a takeover defense, in which case the Advisor will analyze the proposal on a case-by-case basis as set forth in section C below);

                  3.       directors' liability and indemnification; unless:

                           - the proposal would entirely eliminate directors' liability for violating the duty of care; or

                           - the proposal would expand coverage beyond mere reimbursement of legal expenses to acts such as negligence, that are more serious violations of fiduciary obligations;

                           provided, however, that the Advisor will ordinarily vote with management's recommendation to expand coverage in cases when a director's legal defense was unsuccessful if: (a) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the corporation; and (b) only the director's legal expenses were covered;

                  4.       name changes; or

                  5.       the time and location of the annual meeting.

                  The Advisor generally opposes minimum share ownership requirements for directors on the basis that a director can serve a company well regardless of the extent of his share ownership. The election or re-election of unopposed directors is reviewed on a case-by-case basis. The Advisor will generally vote against an item denoting "such other business as may come before the meeting" because the Advisor will not vote "for" or "against" issues of which the Advisor is not aware.

         B.       SPECIAL INTEREST ISSUES

                  Philosophy: While there are many social, religious, political, and other special interest issues that are worthy of public attention, the Advisor believes that the burden of social responsibility rests with management. Because the Advisor's primary responsibility in voting proxies is to provide for the greatest shareholder value, the Advisor is generally opposed to special interest proposals that involve an economic cost to the corporation or that restrict the freedom of management to operate in the best interest of the corporation and its shareholders. However, the Advisor may vote for disclosure reports seeking additional information on a topic, particularly when it appears companies have not adequately addressed related shareholder concerns. Accordingly, except as provided in the prior sentence, the Advisor will generally either refrain from voting on shareholder proposals, or vote with management's recommendation, on issues such as:

                  1.       restrictions on military contracting,

                  2. restrictions on the marketing of controversial products,

                  3.       restrictions on corporate political activities,

                  4.       restrictions on charitable contributions,

                  5. restrictions on doing business with foreign countries,

                  6.       a general policy regarding human rights,

                  7.       a general policy regarding employment practices,

                  8.       a general policy regarding animal rights,

                  9.       a general policy regarding nuclear power plants, and

                  10. rotating the location of the annual meeting among various cities.

         Client accounts utilizing ISS's PVS Proxy Voting Policies and Guidelines, ISS's Proxy Voting Guidelines for religious institutions or other customized guidelines may attribute additional shareholder value to one or more of the foregoing matters, and thus ISS or other client guidelines may, on a case- by-case analysis, recommend voting in favor of such shareholder proposals or issues for the applicable client accounts.

         C.       ISSUES HAVING THE POTENTIAL FOR MAJOR ECONOMIC IMPACT

                  Philosophy: The Advisor is not willing to vote with management on proposals that have the potential for major adverse economic impact on the corporation and the long-term value of its shares without independent analysis. The Advisor believes that the owners of the corporation should carefully analyze and decide such issues on a case-by-case basis. The following are examples of the issues that the Advisor believes have the potential for major economic impact on shareholder value:

                  1.       Executive Compensation Plans

                           Stock-based incentive plans are among the most economically significant issues upon which shareholders are entitled to vote. Approval of these plans may result in large transfers of shareholders' equity out of the company to plan participants as awards vest and are exercised. The cost associated with such transfers should be measured if incentive plans are to be managed properly. Accordingly, the Advisor has delegated to ISS the estimation of the cost of a company's stock-based incentive program. An estimated dollar value for each award is determined by factoring into an option-pricing model the number of shares reserved, the exercise price, the award term, the vesting parameters, and any performance criteria. The Advisor believes that this approach affords the board adequate flexibility to structure incentive programs to meet the needs of its employees, while shareholders are ensured that the costs associated with a proposed plan are reasonable and linked to performance. A proposed stock- based incentive plan is evaluated in conjunction with all previously adopted plans to provide an overall snapshot of the company's compensation system. The aggregate value of the compensation system is then expressed as a percentage of the company's market capitalization. An allowable cap is determined by reference to the average amount paid by companies performing in the top quartile of their industry-specific peer groupings and adjusted based on differing market capitalizations.

                  2.       Prevention of Greenmail

                           These proposals seek to prevent the practice of "greenmail," or accumulating large blocks of common stock for the purpose of pressuring corporations into repurchasing the stock at above market prices in order to avoid a takeover proxy fight. In general, the Advisor opposes greenmail. The Advisor believes that, if a corporation offers to buy back its stock, the offer should be made to all shareholders, not just a select group or individual.

                  3.       Cumulative Voting of Directors

                           Cumulative voting allows a shareholder with sufficient stock ownership to cast all his share votes for one director and assure election of that director to the board. The Advisor believes that, if a person owns a significant portion of a company, he ought to be able to elect a director of his choosing, and the Advisor will therefore generally support cumulative voting in the election of directors.

                  4.       Super-Majority Provisions

                           These corporate charter amendments generally require that a very high percentage of share votes (70-85%) be cast affirmatively to approve a merger or other business combinations, unless the board of directors has approved it in advance. These provisions have the potential to give management "veto power" over merging with another company, even though a majority of shareholders may favor the merger. In most cases, the Advisor believes that requiring super-majority approval of mergers places too much veto power in the hands of management and other minority shareholders at the expense of the majority shareholders, and the Advisor will generally vote against such provisions.

                  5.       Fair Price Provisions

                           These provisions are directed toward discouraging two-tier acquisitions where an interested shareholder (who owns 10% or more of the common stock) makes a partial tender offer at one price to gain control of the company and then completes the merger by paying the remaining shareholders a lower price or different consideration. Shareholders who pass on the first offer may be forced to accept the later offer at an unattractive price. Fair price provisions require a super-majority vote (generally 70-85% of outstanding shares) to approve a merger involving an interested stockholder, unless either a minimum "fair price" (often defined as the highest price the interested shareholder paid for his shares in a given time period preceding his tender offer) is paid to all shareholders or the merger is approved by a majority of the continuing directors. Fair price provisions will generally be analyzed on a case-by-case basis. Factors to be considered include the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism used to calculate the fair price. The Advisor will typically oppose a fair price provision, if the proposal requires a vote of greater than a majority of disinterested shares to repeal the provision.

                  6.       Defensive Strategies

                           The Advisor analyzes these proposals on a case-by-case basis to determine the effect on shareholder value. The Advisor's decision will be based on whether the Advisor believes that the proposal enhances long-term economic value for shareholders. Examples of the types of proposals governed by this paragraph include, without limitation, those that:

                           a.       create (which generally opposed to
                                    approving, unless it cannot be used as a take-over defense) or eliminate "blank check preferred" shares;

                           b. classify or stagger the board of directors (which the Advisor is generally opposed to approving) or eliminate such classification or staggering (which the Advisor typically agrees should be eliminated);

                           c. establish or redeem "poison pills" that make it financially unattractive for a shareholder to purchase more than a small percentage of the company's shares;

                           d.       change the size of the board; or

                           e. authorize or prevent the repurchase of outstanding shares.

                  7.       Business Combinations or Restructuring

                           The Advisor analyzes these proposals on a case-by-case basis to determine the effect on shareholder value. The Advisor's decision will be based on whether the Advisor believes that the proposal enhances long-term economic value for shareholders.

         D.       REVIEW OF ISS RECOMMENDATIONS

         On a regular basis, but no less frequently than monthly, the Proxy Committee will review selected ISS recommendations for upcoming shareholder meetings. The Advisor has determined that the costs of reviewing ISS's advice and recommendations with respect to a particular security outweigh the potential benefits to clients from the Advisor's review of ISS's advice and recommendations, unless:

         (1) Complex, Unusual or Significant. ISS's recommendation relates to proxy proposals that are complex or unusual or that raise significant issues (e.g., anti-takeover provisions or business combinations and/or restructurings), and

         (2) Client Holdings are Meaningful. For these purposes, the holding of a particular issuer would be considered to be meaningful if

                  (i) the particular issuer soliciting proxies or to whom the proxy solicitation relates represents at least one percent (1%) of the fair market value of any client account AND the fair market value of the portfolio holding is at least one million dollars ($1,000,000); or

                  (ii) all client accounts with respect to which the Advisor holds full discretionary authority to vote a client's proxies hold, in the aggregate, at least one percent (1%) of the outstanding voting shares of the issuer.

As a result of the foregoing, the Advisor will generally vote proxies consistent with ISS's recommendations without independent review, unless the subject matter of the proxy solicitation raises complex, unusual or significant issues and the cost of reviewing ISS's advice and recommendations with respect to a particular proxy do not outweigh the potential benefits to clients from its review of ISS's advice and recommendations.

         Minutes will not be kept of Proxy Committee meetings. However, any determinations by the Proxy Committee and the Legal/Compliance Department to vote proxies differently from the applicable ISS recommendation, as described more fully below, shall be documented and retained as a record of the Advisor and/or the Munder Funds as specified in Section VIII hereof.

         E.       OVERRIDING ISS RECOMMENDATIONS

         From time to time a portfolio manager, an analyst or a member of the Proxy Committee may disagree with ISS's recommendation on how to vote client proxies for one or more resolutions. However, because the Advisor may have business interests that exposes it to pressure to vote a proxy in a manner that may not be in the best interest of its clients, all requests to vote differently from the ISS recommendation with respect to a particular matter must be given to the Proxy Manager (who is identified in Exhibit A) or, in the absence of the Proxy Manager, another member of the Proxy Committee for independent review by the Proxy Committee. Following receipt of such request, the Proxy Manager or Proxy Committee member will follow the following process:

         (1) Complete a Proxy Override Request Form which contains: (a) information regarding the resolution in question; (b) the rationale for not following ISS's recommendation; and (c) the identification of any actual or potential conflicts between the interests of the Advisor and those of one or more of its clients (or sought-after clients) with respect to the voting of a proxy.

                  (a) In identifying all actual or potential conflicts of interest, the Proxy Manager or other Proxy Committee member shall take steps that the Proxy Committee believes are reasonably designed to determine whether the Advisor has any business interest or relationship or any executive of the Advisor has any business or personal interest or relationship that might influence the Advisor to vote in a manner that might not be in its clients' best interests, considering the nature of the Advisor's business and its clients, the issuer, the proposal, and any other relevant circumstances.

                  (b)      A conflict of interest may exist where, for example:

                           (i) The Advisor manages or is actively seeking to manage the assets (including retirement plan assets) of a company whose securities are held in client accounts;

                           (ii) A client or a client-supported interest group actively supports a proxy proposal; or

                           (iii) The Advisor or senior executives of the Advisor may have personal or other business relationships with participants in proxy contests, corporate directors, and candidates for corporate directorships, or in any other matter coming before shareholders - for example, an executive of the Advisor may have a spouse or other close relative who serves as a director of a company or executive of the company.

         (2) The completed Proxy Override Request Form is then submitted to the Proxy Committee and the Legal/Compliance Department for review and approval. BOTH the Proxy Committee and the Legal/Compliance Department must approve an override request for it to be implemented.

                  (a) The Proxy Committee will first review the Proxy Override Request Form and supporting documentation to determine whether the requested override is in the best interests of clients holding the proxy. If the requested override is approved by a majority of the available voting members of the Proxy Committee, assuming that at least two voting members of the Policy Committee are available, the requested override and supporting documentation shall be forwarded to the Legal/Compliance Department for their review of any potential or actual conflicts of interest.

                  (b) The Legal/Compliance Department may approve any override request approved by the Proxy Committee only if:

                           (i)      No Conflict. No conflict of interest is
                                    identified.

                           (ii)     Immaterial or Remote Conflict. If a
                                    potential or actual conflict of interest is identified, but such conflict, in the reasonable judgment of the Legal/Compliance Department, is so clearly immaterial or remote as to be unlikely to influence any determination made by the Proxy Committee.

                           (iii) Material Conflict. If a potential or actual conflict of interest appears to be material, the Legal/Compliance Department may approve the override only with the written approval for the override request from its applicable clients.(1) Such request for approval for an override shall be accompanied by a written disclosure of the conflict. With respect to shares held by one or more Munder Funds, approval of the override may be sought from the Board Process and Compliance Oversight Committee or a designated member of that Committee. If an override request is approved by the Board Process and Compliance Oversight Committee (or its designated member), the Legal/Compliance Department may approve the override with respect to all applicable clients without seeking or obtaining additional approval from each of them. However, to the extent the Advisor receives instructions from any client, the Advisor will vote such client's shares in accordance with its instructions. If no instructions are received from clients in such circumstance and approval is not obtained from the Board Process and Compliance Oversight Committee, the Advisor will vote the shares in accordance with ISS's recommendation. Examples of material conflicts include: (A) situations where the company soliciting the proxy, or a person known to be an affiliate of such company, is a client of the Advisor and the override proposes to change the vote to favor such client or its management(2) and (B) situations where the company soliciting the proxy, or a person known to be an affiliate of such company is, to the knowledge of any employee of the Advisor involved in reviewing or advocating the potential override, being actively solicited to be either a client of the Advisor and the override proposes to change the vote to favor such potential client or its management.

         (3) If both the Proxy Committee and the Legal/Compliance Department approve the request to override ISS's recommendation for one or more accounts, the authorizing person(s) will memorialize their approval on the Proxy Override Request Form and provide the approved Proxy Override Request Form to the Proxy Manager for communication of the revised voting instruction to ISS.

----------
(1) With respect to advisory clients through wrap programs, the request and disclosure need only be sent to the wrap program's sponsor.

(2) Conversely, it would not be a conflict of interest to override an ISS recommendation and vote against a client or its management.

         (4) The Proxy Manager will preserve a copy of each submitted Proxy Override Request Form, whether or not approved, any supporting documentation, and any client consents, with the records of the Proxy Committee and in accordance with the recordkeeping requirements contained herein.

VI       DISCLOSURE OF VOTE

         A.       PUBLIC AND CLIENT DISCLOSURES

         Except to the extent required by applicable law or otherwise approved by the Advisor's general counsel or chief legal officer, we will not disclose to third parties how we (or ISS) voted a proxy or beneficial interest in a security. Conversely, upon request from an appropriately authorized individual, we will disclose to our advisory clients or the entity delegating the voting authority to us for such clients (such as a trustee or consultant retained by the client), how we voted such client's proxy or beneficial interest in securities it held. Furthermore, we will describe these Policies and Procedures in our Form ADV, upon request furnish a copy of these Policies and Procedures to the requesting client, and advise clients how they can obtain information on how the Advisor caused their proxies to be voted. The Advisor shall take such action as may be necessary to enable the Munder Funds to further comply with all disclosure obligations imposed by applicable rules and regulations.

         B.       MUTUAL FUND BOARD OF DIRECTORS

         Every decision to vote on a resolution in a proxy solicited by a company held by a Munder Fund in a manner different from the recommendation of ISS shall be disclosed to the Munder Fund's Board of Directors/Trustees at its next regularly scheduled meeting along with an explanation for the vote.

VII      RECONCILIATION

         The Proxy Manager shall seek to reconcile on a regular basis all proxies received against holdings of all client accounts over which the Advisor has voting authority to ensure that all shares held on the record date, and for which a voting obligation exists, are voted.

VIII     RECORDKEEPING

         The Advisor shall, with respect to those clients over which it has discretionary proxy voting authority, make and retain the following:(3)

         1.       Copies of all proxy voting policies and procedures required by section 206(4)-6 of the Advisers Act.

----------
(3) See Rule 204-2(c)(2) of the Adviser's Act.

         2. A copy of each proxy statement it receives regarding client securities.(4)

         3. A record of each vote cast by the Advisor (or its designee, such as ISS) on behalf of a client.(5)

         4. A copy of any document created by the Advisor that was material to making a decision as to how to vote proxies on behalf of a client or that memorializes the basis for that decision.(6)

         5. A record of each written client request for information on how the Advisor voted proxies on behalf of the client, and a copy of any written response by the Advisor to any (written or oral) client request for information on how the Advisor voted proxies on behalf of the requesting client.

         All books and records required to be maintained hereunder, shall be maintained and preserved in an easily accessible place, which may include ISS's offices, for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the Advisor (or ISS).

Adopted: February, 2001
Amended as of: November 2002
               May 2003

----------
(4) The Advisor may satisfy this requirement by relying on a third party (such as ISS) to make and retain on the Advisor's behalf, a copy of a proxy statement (provided the Advisor has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request) or may rely on obtaining a copy of a proxy statement from the SEC EDGAR system at www.sec.gov.

(5) The Advisor may satisfy this requirement by relying a third party (such as ISS) to make and retain, on the Advisor's behalf, a record of the vote cast (provided the Advisor has obtained an undertaking from the third party to provide a copy of the record promptly upon request).

(6) The Advisor will satisfy this obligation by attaching any such documents to any Proxy Override Request Form, as provided elsewhere in these Procedures.

                                                                       EXHIBIT A

The Proxy Committee consists of the following members:

         -        Mary Ann Shumaker (non-voting)

         -        Andrea Leistra

         -        Debbie Leich

         -        Thomas Mudie

         -        Stephen Shenkenberg (non-voting)

Wanda Magliocco shall serve as the Proxy Manager. The Advisor has retained Institutional Shareholder Services (ISS) to administer the voting of proxies.

                                                                       EXHIBIT B

                       INSTITUTIONAL SHAREHOLDER SERVICES
                            PROXY VOTING GUIDELINES

                                                                       EXHIBIT C

                           PROXY VOTER SERVICES (PVS)
                            U.S. PROXY VOTING POLICY
                            STATEMENT AND GUIDELINES

                                                                       EXHIBIT D

                             PROXY OVERRIDE REQUEST FORM

Company:________________________________________________________________________

Date of Proxy:____________________________       Date of Meeting:_______________

Person Requesting Override:_____________________________________________________

Is the Company or one of its affiliates (e.g, a pension plan or significant shareholder) a client or actively solicited prospective client of Munder?
[ ] No [ ] Yes (identify)_______________________________________________________

________________________________________________________________________________

Other Potential Conflicts:______________________________________________________

Did anyone contact Munder to change its vote? [ ] No [ ]Yes (identify and explain)________________________________________________________________________

________________________________________________________________________________

Override vote for:  [ ] All client accounts holding a Company proxy, or
                    [ ] Specific accounts (identify):___________________________

Please override ISS's recommendation and vote the following resolutions as indicated: (Attach additional sheets of paper if more space is needed.)

RESOLUTION TO ELECT DIRECTORS

Name:___________________________ [ ] For             [ ] Against        [ ]
Abstain
Name:___________________________ [ ] For             [ ] Against        [ ]
Abstain
Name:___________________________ [ ] For             [ ] Against        [ ]
Abstain
Name:___________________________ [ ] For             [ ] Against        [ ]
Abstain
Name:___________________________ [ ] For             [ ] Against        [ ]
Abstain

Rationale:______________________________________________________________________
________________________________________________________________________________

Approval:____________________________________        Date:______________________

RESOLUTION NO.______:         [ ] For         [ ] Against         [ ] Abstain

Description:____________________________________________________________________

Rationale:______________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

________________________________________________________________________________

Approval:___________________________________   Date:____________________________

NOTE: ATTACH A RECORD OF ALL ORAL, AND A COPY OF ALL WRITTEN, COMMUNICATIONS RECEIVED AND MEMORANDA OR SIMILAR DOCUMENTS CREATED THAT WERE MATERIAL TO MAKING A DECISION ON THE RESOLUTION IN QUESTION.

                   PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

                      PROXY VOTING POLICIES AND PROCEDURES

The following are general proxy voting policies and procedures ("Policies and Procedures") adopted by Pacific Investment Management Company LLC ("PIMCO"), an investment adviser registered under the Investment Advisers Act of 1940, as amended ("Advisers Act").(1) PIMCO serves as the investment adviser to investment companies registered under the Investment Company Act of 1940, as amended ("1940 Act") as well as to separate investment accounts for other clients.(2) These Policies and Procedures are adopted to ensure compliance with Rule 206(4)-6 under the Advisers Act, other applicable fiduciary obligations of PIMCO and the applicable rules and regulations of the Securities and Exchange Commission ("SEC") and interpretations of its staff. In addition to SEC requirements governing advisers, PIMCO's Policies and Procedures reflect the long-standing fiduciary standards and responsibilities applicable to investment advisers with respect to accounts subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), as set forth in the Department of Labor's rules and regulations.(3)

PIMCO will implement these Policies and Procedures for each of its respective clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client's proxies. PIMCO's authority to vote proxies on behalf of its clients is established by its advisory contracts, comparable documents or by an overall delegation of discretionary authority over its client's assets. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, these Policies and Procedures also apply to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.(4)

--------------------------
(1) These Policies and Procedures are adopted by PIMCO pursuant to Rule 206(4)-6 under the Advisers Act, effective August 6, 2003. See Proxy Voting by Investment Advisers, IA Release No. 2106 (January 31, 2003).

(2) These Policies and Procedures address proxy voting considerations under U.S. law and regulations and do not address the laws or requirements of other jurisdictions.

(3) Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994). If a client is subject to ERISA, PIMCO will be responsible for voting proxies with respect to the client's account, unless the client has expressly retained the right and obligation to vote the proxies, and provided prior written notice to PIMCO of this retention.

(4) For purposes of these Policies and Procedures, proxy voting includes any voting rights, consent rights or other voting authority of PIMCO on behalf of its clients.

Set forth below are PIMCO's Policies and Procedures with respect to any voting or consent rights of advisory clients over which PIMCO has discretionary voting authority. These Policies and Procedures may be revised from time to time.

GENERAL STATEMENTS OF POLICY

These Policies and Procedures are designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO's clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances.

PIMCO may abstain from voting a client proxy under the following circumstances:
(1) when the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant; or (2) when the cost of voting the proxies outweighs the benefits.

CONFLICTS OF INTEREST

PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client's best interest by pursuing any one of the following courses of action:

         1. convening an ad-hoc committee to assess and resolve the conflict;(5)

         2. voting in accordance with the instructions/consent of a client after providing notice of and disclosing the conflict to that client;

         3. voting the proxy in accordance with the recommendation of an independent third-party service provider;

         4. suggesting that the client engage another party to determine how the proxies should be voted;

         5. delegating the vote to an independent third-party service provider; or

         6. voting in accordance with the factors discussed in these Policies and Procedures.

PIMCO will document the process of resolving any identified material conflict of interest.

-------------------------
(5) Any committee must be comprised of personnel who have no direct interest in the outcome of the potential conflict.

REPORTING REQUIREMENTS AND THE AVAILABILITY OF PROXY VOTING RECORDS

Except to the extent required by applicable law or otherwise approved by PIMCO, PIMCO will not disclose to third parties how it voted a proxy on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients (e.g., trustees or consultants retained by the client), how PIMCO voted such client's proxy. In addition, PIMCO provides its clients with a copy of these Policies and Procedures or a concise summary of these Policies and Procedures: (i) in Part II of Form ADV; (ii) together with a periodic account statement in a separate mailing; or (iii) any other means as determined by PIMCO. The summary will state that these Policies and Procedures are available upon request and will inform clients that information about how PIMCO voted that client's proxies is available upon request.

PIMCO RECORD KEEPING

PIMCO or its agent maintains proxy voting records as required by Rule 204-2(c) of the Advisers Act. These records include: (1) a copy of all proxy voting policies and procedures; (2) proxy statements (or other disclosures accompanying requests for client consent) received regarding client securities (which may be satisfied by relying on obtaining a copy of a proxy statement from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system or a third party provided that the third party undertakes to provide a copy promptly upon request); (3) a record of each vote cast by PIMCO on behalf of a client; (4) a copy of any document created by PIMCO that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) a copy of each written client request for proxy voting records and any written response from PIMCO to any (written or oral) client request for such records. Additionally, PIMCO or its agent maintains any documentation related to an identified material conflict of interest.

Proxy voting books and records are maintained by PIMCO or its agent in an easily accessible place for a period of five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of PIMCO or its agent.

REVIEW AND OVERSIGHT

PIMCO's proxy voting procedures are described below. PIMCO's Compliance Group will provide for the supervision and periodic review, no less than on a quarterly basis, of its proxy voting activities and the implementation of these Policies and Procedures.

Because PIMCO has contracted with State Street Investment Manager Solutions, LLC ("IMS West") to perform portfolio accounting, securities processing and settlement processing on behalf of PIMCO, certain of the following procedures involve IMS West in administering and implementing the proxy voting process. IMS West will review and monitor the proxy voting process to ensure that proxies are voted on a timely basis.

         1. Transmit Proxy to PIMCO. IMS West will forward to PIMCO's Middle Office Group each proxy received from registered owners of record (e.g., custodian bank or other third party service providers).

         2. Conflicts of Interest. PIMCO's Middle Office Group will review each proxy to determine whether there may be a material conflict between PIMCO and its client. As part of this review, the group will determine whether the issuer of the security or proponent of the proposal is a client of PIMCO, or if a client has actively solicited PIMCO to support a particular position. If no conflict exists, this group will forward each proxy to the appropriate portfolio manager for consideration. However, if a conflict does exist, PIMCO's Middle Office Group will seek to resolve any such conflict in accordance with these Policies and Procedures.

         3. Vote. The portfolio manager will review the information, will vote the proxy in accordance with these Policies and Procedures and will return the voted proxy to PIMCO's Middle Office Group.

         4. Review. PIMCO's Middle Office Group will review each proxy that was submitted to and completed by the appropriate portfolio manager. PIMCO's Middle Office Group will forward the voted proxy back to IMS West with the portfolio manager's decision as to how it should be voted.

         5. Transmittal to Third Parties. IMS West will document the portfolio manager's decision for each proxy received from PIMCO's Middle Office Group in a format designated by the custodian bank or other third party service provider. IMS West will maintain a log of all corporate actions, including proxy voting, which indicates, among other things, the date the notice was received and verified, PIMCO's response, the date and time the custodian bank or other third party service provider was notified, the expiration date and any action taken.

         6. Information Barriers. Certain entities controlling, controlled by, or under common control with PIMCO ("Affiliates") may be engaged in banking, investment advisory, broker-dealer and investment banking activities. PIMCO personnel and PIMCO's agents are prohibited from disclosing information regarding PIMCO's voting intentions to any Affiliate. Any PIMCO personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which PIMCO or its delegate intend to vote on a specific issue must terminate the contact and notify the Compliance Group immediately.

CATEGORIES OF PROXY VOTING ISSUES

In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO considers each proposal on a case-by-case basis, taking into consideration various factors and all relevant facts and circumstances at the time of the vote. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or shareholders, because PIMCO believes the recommendations by the issuer generally are in shareholders' best interests, and therefore in the best economic interest of PIMCO's clients. The following is a non-exhaustive list of issues that may be included in proxy materials submitted to clients of PIMCO, and the factors that PIMCO may consider in determining how to vote the client's proxies.

         BOARD OF DIRECTORS

         1. Independence. PIMCO may consider the following factors when voting on director independence issues: (i) majority requirements for the board and the audit, nominating, compensation and/or other board committees; and (ii) whether the issuer adheres to and/or is subject to legal and regulatory requirements.

         2. Director Tenure and Retirement. PIMCO may consider the following factors when voting on limiting the term of outside directors: (i) the introduction of new viewpoints on the board; (ii) a reasonable retirement age for the outside directors; and (iii) the impact on the board's stability and continuity.

         3. Nominations in Elections. PIMCO may consider the following factors when voting on uncontested elections: (i) composition of the board; (ii) nominee availability and attendance at meetings; (iii) any investment made by the nominee in the issuer; and (iv) long-term corporate performance and the price of the issuer's securities.

         4. Separation of Chairman and CEO Positions. PIMCO may consider the following factors when voting on proposals requiring that the positions of chairman of the board and the chief executive officer not be filled by the same person: (i) any potential conflict of interest with respect to the board's ability to review and oversee management's actions; and (ii) any potential effect on the issuer's productivity and efficiency.

         5. D&O Indemnification and Liability Protection. PIMCO may consider the following factors when voting on proposals that include director and officer indemnification and liability protection: (i) indemnifying directors for conduct in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (e.g. negligence); and (iv) providing expanded coverage in cases where a director's legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company.

         6. Stock Ownership. PIMCO may consider the following factors when voting on proposals on mandatory share ownership requirements for directors: (i) the benefits of additional vested interest in the issuer's stock; (ii) the ability of a director to fulfill his duties to the issuer regardless of the extent of his stock ownership; and (iii) the impact of limiting the number of persons qualified to be directors.

         PROXY CONTESTS AND PROXY CONTEST DEFENSES

         1. Contested Director Nominations. PIMCO may consider the following factors when voting on proposals for director nominees in a contested election: (i) background and reason for the proxy contest; (ii) qualifications of the director nominees; (iii) management's track record; (iv) the issuer's long-term financial performance within its industry; (v) assessment of what each side is offering shareholders; (vi) the likelihood that the proposed objectives and goals can be met; and (vii) stock ownership positions of the director nominees.

         2. Reimbursement for Proxy Solicitation Expenses. PIMCO may consider the following factors when voting on reimbursement for proxy solicitation expenses: (i) identity of the persons who will pay the expenses;
(ii) estimated total cost of solicitation; (iii) total expenditures to date;
(iv) fees to be paid to proxy solicitation firms; and (v) when applicable, terms of a proxy contest settlement.

         3. Ability to Alter the Size of the Board by Shareholders. PIMCO may consider whether the proposal seeks to fix the size of the board and/or require shareholder approval to alter the size of the board.

         4. Ability to Remove Directors by Shareholders. PIMCO may consider whether the proposal allows shareholders to remove directors with or without cause and/or allow shareholders to elect directors and fill board vacancies.

         5. Cumulative Voting. PIMCO may consider the following factors when voting on cumulative voting proposals: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director(s) of their choosing; and (iii) any potential limitation placed on the director's ability to work for all shareholders.

         6. Supermajority Shareholder Requirements. PIMCO may consider all relevant factors, including but not limited to limiting the ability of shareholders to effect change when voting on supermajority requirements to approve an issuer's charter or bylaws, or to approve a merger or other significant business combination that would require a level of voting approval in excess of a simple majority.

         TENDER OFFER DEFENSES

         1. Classified Boards. PIMCO may consider the following factors when voting on classified boards: (i) providing continuity to the issuer; (ii) promoting long-term planning for the issuer; and (iii) guarding against unsolicited takeovers.

         2. Poison Pills. PIMCO may consider the following factors when voting on poison pills: (i) supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and (iii) other alternatives to prevent a takeover at a price clearly below the true value of the issuer.

         3. Fair Price Provisions. PIMCO may consider the following factors when voting on proposals with respect to fair price provisions: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and (iv) whether these provisions are bundled with other anti-takeover measures (e.g., supermajority voting requirements) that may entrench management and discourage attractive tender offers.

         CAPITAL STRUCTURE

         1. Stock Authorizations. PIMCO may consider the following factors to help distinguish between legitimate proposals to authorize increases in common stock for expansion and other corporate purchases and those proposals designed primarily as an anti-takeover device: (i) the purpose and need for the stock increase; (ii) the percentage increase with respect to the authorization currently in place; (iii) voting rights of the stock; and (iv) overall capitalization structure of the issuer.

         2. Issuance of Preferred Stock. PIMCO may consider the following factors when voting on the issuance of preferred stock: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.

         3. Stock Splits. PIMCO may consider the following factors when voting on stock splits: (i) the percentage increase in the number of shares with respect to the issuer's existing authorized shares; and (ii) the industry that the issuer is in and the issuer's performance in that industry.

         4. Reversed Stock Splits. PIMCO may consider the following factors when voting on reverse stock splits: (i) the percentage increase in the shares with respect to the issuer's existing authorized stock; and (ii) issues related to delisting the issuer's stock.

         EXECUTIVE AND DIRECTOR COMPENSATION

         1. Stock Option Plans. PIMCO may consider the following factors when voting on stock option plans: (i) whether the stock option plan expressly permits the repricing of options; (ii) whether the plan could result in earnings dilution of greater than a specified percentage of shares outstanding; (iii) whether the plan has an option exercise price below the market price on the day of the grant; (iv) whether the proposal relates to an amendment to extend the term of options for persons leaving the firm voluntarily or for cause; and (v) whether the stock option plan has certain other embedded features.

         2. Director Compensation. PIMCO may consider the following factors when voting on director compensation: (i) whether director shares are at the same market risk as those of the issuer's shareholders; and (ii) how stock option programs for outside directors compare with the standards of internal stock option programs.

         3. Golden and Tin Parachutes. PIMCO may consider the following factors when voting on golden and/or tin parachutes: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.

         STATE OF INCORPORATION

         State Takeover Statutes. PIMCO may consider the following factors when voting on proposals to opt out of a state takeover statute: (i) the power the statute vests with the issuer's board; (ii) the potential of the statute to stifle bids; and (iii) the potential for the statute to empower the board to negotiate a better deal for shareholders.

         MERGERS AND RESTRUCTURINGS

         1. Mergers and Acquisitions. PIMCO may consider the following factors when voting on a merger and/or acquisition: (i) anticipated financial and operating benefits as a result of the merger or acquisition; (ii) offer price; (iii) prospects of the combined companies; (iv) how the deal was negotiated; and (v) changes in corporate governance and the potential impact on shareholder rights. PIMCO may also consider what impact the merger or acquisition may have on groups/organizations other than the issuer's shareholders.

         2. Corporate Restructurings. With respect to a proxy proposal that includes a spin-off, PIMCO may consider the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives. With respect to a proxy proposal that includes an asset sale, PIMCO may consider the impact on the balance sheet or working capital and the value received for the asset. With respect to a proxy proposal that includes a liquidation, PIMCO may consider management's efforts to pursue alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.

         INVESTMENT COMPANY PROXIES

For a client that is invested in an investment company, PIMCO votes each proxy of the investment company on a case-by-case basis and takes all reasonable steps to ensure that proxies are voted consistent with all applicable investment policies of the client and in accordance with any resolutions or other instructions approved by authorized persons of the client.

For a client that is invested in an investment company that is advised by PIMCO or its affiliates, if there is a conflict of interest which may be presented when voting for the client (e.g., a proposal to approve a contract between PIMCO and the investment company), PIMCO will resolve the conflict by doing any one of the following: (i) voting in accordance with the instructions/consent of the client after providing notice of and disclosing the conflict to that client; (ii) voting the proxy in accordance with the recommendation of an independent third-party service provider; or (iii) delegating the vote to an independent third-party service provider.

         1. Election of Directors or Trustees. PIMCO may consider the following factors when voting on the director or trustee nominees of a mutual fund: (i) board structure, director independence and qualifications, and compensation paid by the fund and the family of funds; (ii) availability and attendance at board and committee meetings; (iii) investments made by the nominees in the fund; and (iv) the fund's performance.

         2. Converting Closed-end Fund to Open-end Fund. PIMCO may consider the following factors when voting on converting a closed-end fund to an open-end fund: (i) past performance as a closed-end fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address any discount of the fund's shares; (iv) past shareholder activism; (v) board activity; and (vi) votes on related proposals.

         3. Proxy Contests. PIMCO may consider the following factors related to a proxy contest: (i) past performance of the fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address past shareholder activism; (iv) board activity; and (v) votes on related proposals.

         4. Investment Advisory Agreements. PIMCO may consider the following factors related to approval of an investment advisory agreement: (i) proposed and current fee arrangements/schedules; (ii) fund category/investment objective; (iii) performance benchmarks; (iv) share price performance as compared with peers; and (v) the magnitude of any fee increase and the reasons for such fee increase.

         5. Policies Established in Accordance with the 1940 Act. PIMCO may consider the following factors: (i) the extent to which the proposed changes fundamentally alter the investment focus of the fund and comply with SEC interpretation; (ii) potential competitiveness; (iii) regulatory developments; and (iv) current and potential returns and risks.

         6. Changing a Fundamental Restriction to a Non-fundamental Restriction. PIMCO may consider the following when voting on a proposal to change a fundamental restriction to a non-fundamental restriction: (i) reasons given by the board and management for the change; and (ii) the projected impact of the change on the fund's portfolio.

         7. Distribution Agreements. PIMCO may consider the following when voting on a proposal to approve a distribution agreement: (i) fees charged to comparably sized funds with similar investment objectives; (ii) the distributor's reputation and past performance; and (iii) competitiveness of the fund among other similar funds in the industry.

         8. Names Rule Proposals. PIMCO may consider the following factors when voting on a proposal to change a fund name, consistent with Rule 35d-1 of the 1940 Act: (i) whether the fund invests a minimum of 80% of its assets in the type of investments suggested by the proposed name; (ii) the political and economic changes in the target market; and
(iii) current asset composition.

         9. Disposition of Assets/Termination/Liquidation. PIMCO may consider the following when voting on a proposal to dispose of fund assets, terminate, or liquidate the fund: (i) strategies employed to salvage the fund;
(ii) the fund's past performance; and (iii) the terms of the liquidation.

         10. Changes to Charter Documents. PIMCO may consider the following when voting on a proposal to change a fund's charter documents: (i) degree of change implied by the proposal; (ii) efficiencies that could result; (iii) state of incorporation; and (iv) regulatory standards and implications.

         11. Changing the Domicile of a Fund. PIMCO may consider the following when voting on a proposal to change the domicile of a fund: (i) regulations of both states; (ii) required fundamental policies of both states; and (iii) the increased flexibility available.

         12. Change in Fund's Subclassification. PIMCO may consider the following when voting on a change in a fund's subclassification from diversified to non-diversified or to permit concentration in an industry: (i) potential competitiveness; (ii) current and potential returns; (iii) risk of concentration; and (iv) consolidation in the target industry.

         DISTRESSED AND DEFAULTED SECURITIES

         1. Waivers and Consents. PIMCO may consider the following when determining whether to support a waiver or consent to changes in provisions of indentures governing debt securities which are held on behalf of clients: (i) likelihood that the granting of such waiver or consent will potentially increase recovery to clients; (ii) potential for avoiding cross-defaults under other agreements; and (iii) likelihood that deferral of default will give the obligor an opportunity to improve its business operations.

         2. Voting on Chapter 11 Plans of Liquidation or Reorganization. PIMCO may consider the following when determining whether to vote for or against a Chapter 11 plan in a case pending with respect to an obligor under debt securities which are held on behalf of clients: (i) other alternatives to the proposed plan; (ii) whether clients are treated appropriately and in accordance with applicable law with respect to their distributions; (iii) whether the vote is likely to increase or decrease recoveries to clients.

         MISCELLANEOUS PROVISIONS

         1. Such Other Business. Proxy ballots sometimes contain a proposal granting the board authority to "transact such other business as may properly come before the meeting." PIMCO may consider the following factors when developing a position on proxy ballots that contain a proposal granting the board authority to "transact such other business as may properly come before the meeting": (i) whether the board is limited in what actions it may legally take within such authority; and (ii) PIMCO's responsibility to consider actions before supporting them.

         2. Equal Access. PIMCO may consider the following factors when voting on equal access: (i) the opportunity for significant company shareholders to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden of providing shareholders with access to proxy materials.

         3. Charitable Contributions. PIMCO may consider the following factors when voting on charitable contributions: (i) the potential benefits to shareholders; and (ii) the potential impact on the issuer's resources that could have been used to increase shareholder value.

         4. Special Interest Issues. PIMCO may consider the following factors when voting on special interest issues: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management's responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; (iv) a client's instruction to vote proxies in a specific manner and/or in a manner different from these Policies and Procedures; and (v) the responsibility to vote proxies for the greatest long-term shareholder value.

                                    * * * * *

                         [Fund Asset Management, L.P.]



                       Merrill Lynch Investment Managers

                             Proxy Voting Guidelines

                                      as of
                                February 19, 2003

                    [MERRILL LYNCH INVESTMENT MANAGERS LOGO]

                                Table of Contents

                                                                       Page
                                                                       ----
Introduction...................................................         2
Scope of Committee Responsibilities............................         4
Committee Membership...........................................         6
Special Circumstances..........................................         7
Voting Policies................................................        10
         Boards of Directors...................................        11
         Auditors..............................................        13
         Compensation and Benefits.............................        14
         Capital Structure.....................................        15
         Corporate Charter and By-Laws.........................        16
         Corporate Meetings....................................        17
         Environmental and Social Issues.......................        18

                          FUND ASSET MANAGEMENT, L.P.

         Merrill Lynch Investment Managers, L.P., Fund Asset Management, L.P. and Merrill Lynch Investment Managers LLC (collectively, "MLIM") are each U.S. investment advisers,(1) registered with the U.S. Securities and Exchange Commission, that serve as the investment manager for mutual funds, other commingled investment vehicles and/or separate accounts of institutional and other clients. The right to vote proxies for securities held in such accounts belong to the clients, and certain clients of MLIM have retained the right to vote such proxies in general or in specific circumstances.(2) Other clients, however, have delegated to MLIM the right to vote proxies for securities held in their accounts as part of MLIM's authority to manage, acquire and dispose of account assets.

         When MLIM votes proxies for a client that has delegated to MLIM proxy voting authority, it acts as the client's agent. Under the U.S. Investment Advisers Act of 1940, an investment adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services the adviser undertakes on the client's behalf, including proxy voting. MLIM is therefore subject to a fiduciary duty to vote proxies in a manner MLIM believes is consistent with the client's best interests,(3) whether or not the client's proxy voting is subject to the fiduciary standards of the Employee Retirement Securities Act of 1974 ("ERISA").(4) When voting proxies for client accounts (including mutual funds), MLIM's primary objective is to make voting decisions solely in the best interests of clients and ERISA clients' plan beneficiaries and participants. In fulfilling its obligations to clients, MLIM will seek to act in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts.(5) It is imperative to MLIM's integrity and reputation that it considers the interests of its clients, and not the interests of Merrill Lynch, when voting proxies.(6)

---------------------
(1) These policies do not apply to MLIM's non-U.S. affiliates.

(2) In certain situations, a client may direct MLIM to vote in accordance with the client's proxy voting policies. In these situations, MLIM will seek to comply with such policies to the extent it would not be inconsistent with other MLIM legal responsibilities.

(3) Letter from Harvey L. Pitt, Chairman, SEC, to John P.M. Higgins, President, Ram Trust Services (February 12, 2002) (Section 206 of the Investment Advisers Act imposes a fiduciary responsibility to vote proxies fairly and in the best interests of clients); SEC Release No. IA-2106 (February 3, 2003).

(4) DOL Interpretative Bulletin of Sections 402, 403 and 404 of ERISA at 29 C.F.R. 2509.94-2

(5) Other considerations, such as social, labor, environmental or other policies, may be of interest to particular clients. While MLIM is cognizant of the importance of such considerations, when voting proxies it will generally take such matters into account only to the extent that they have a direct bearing on the economic value of the underlying securities. To the extent that a MLIM client desires to pursue a particular social, labor, environmental or other agenda through the proxy votes made for its securities held through MLIM as investment adviser, MLIM encourages such clients to consider retaining direct proxy voting authority or to appoint independently a special proxy voting fiduciary other than MLIM.

(6) Proxy voting decisions, like other investment matters, are covered by MLIM's "Policies and Procedures Concerning Communications Between Merrill Lynch Investment Managers Companies and Merrill Lynch Investment Banking, Trading and Research Areas" (MLIM's "Ethical Wall" policies). One of the principal

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

         In light of such fiduciary duties, and given the complexity of the issues that may be raised in connection with proxy votes, MLIM has formed a Proxy Voting Committee (the "Committee") to address proxy voting issues on behalf of MLIM.

-------------------------
purposes of the Ethical Wall is to prohibit communications intended to place unusual pressure on a portfolio manager or analyst at MLIM to favor the interests of Merrill Lynch's investment banking clients over the interests of MLIM's investment advisory clients. To that end, as described herein, all proxy voting decisions will be made under the supervision of MLIM's Proxy Voting Committee, which will include representatives of MLIM management and MLIM's Legal Advisory Department. No MLIM employee may discuss pending corporate governance issues relating to securities held by MLIM clients with other Merrill Lynch employees if such discussions would violate MLIM's Ethical Wall policies. Any communication relating to corporate governance matters that a MLIM employee reasonably believes could constitute a violation of such policies should immediately be reported to the Secretary of the Proxy Voting Committee and/or MLIM"s Director of Compliance or General Counsel.

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


I.                Scope of Committee Responsibilities

         The Committee shall have the responsibility for determining how to address proxy votes made on behalf of all MLIM clients, except for clients who have retained the right to vote their own proxies, either generally or on any specific matter. In so doing, the Committee shall seek to ensure that proxy votes are made in the best interests of clients, and that proxy votes are determined in a manner free from unwarranted influences. The Committee shall also oversee the overall administration of proxy voting for MLIM accounts.(7)

         The Committee shall establish MLIM's proxy voting policies, with such advice, participation and research as the Committee deems appropriate from portfolio managers, proxy voting services or other knowledgeable interested parties.(8) As it is anticipated that there will not be a "right" way to vote proxies on any given issue applicable to all facts and circumstances, the Committee shall also be responsible for determining how the proxy voting policies will be applied to specific proxy votes, in light of each company's unique structure, management, strategic options and probable economic consequences of alternative actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its stated policies.

         The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting guidelines and requires a case-by-case determination, in which case the Committee will not adopt a voting policy. MLIM believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are therefore not suitable for general guidelines. The Committee may adopt a common MLIM position on proxy votes that are akin to investment decisions, or determine to permit portfolio managers to make individual decisions on how best to maximize economic value for the accounts for which they are responsible (similar to normal buy/sell investment decisions made by such portfolio managers).(9)

         While it is expected that MLIM, as a fiduciary, will generally seek to vote proxies in a uniform manner for all clients, the Committee, in conjunction with the portfolio

--------------------------
(7) The Committee may delegate day-to-day administrative responsibilities to other MLIM personnel and/or outside service providers, as appropriate.

(8) If invited to do so by the Proxy Voting Committee, Merrill Lynch personnel from investment banking, trading, retail brokerage and research areas ("Affiliate Personnel") may present their views to MLIM's Proxy Voting Committee on proxy voting issues on which they have expertise to the same extent as other outside parties invited to present to the Proxy Voting Committee. Affiliated Personnel, however, may not serve as members of the Proxy Voting Committee or be allowed to participate in its decision making (other than as presenters).

(9) The Committee will normally defer to portfolio managers on proxy votes that are akin to investment decisions except for proxy votes that involve a MLIM client as issuer. Where a material issue is involved and the issuer is a client of MLIM, the Committee shall determine, in its discretion, whether, for the purposes of ensuring that an independent determination is reached, to retain sole discretion to cast a vote for MLIM clients.

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

manager of an account, may determine that the specific circumstances of such account require that such account's proxies be voted differently due to such account's investment objective or other factors that differentiate it from other accounts. In addition, on proxy votes that are akin to investment decisions, MLIM believes portfolio managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for their clients, on how best to maximize economic value in respect of a particular investment.

         The Committee will be responsible for documenting the basis for (a) any determination to vote a particular proxy in a manner contrary to its stated policies, (b) any determination to vote a particular proxy in a non-uniform manner, and (c) any other material determination made by the Committee, as well as for ensuring the maintenance of records of each proxy vote.(10) All determinations will be made, and all records maintained, in accordance with the proxy voting standards of ERISA (notwithstanding that ERISA may not apply to all client accounts). Except as may be required by such standards or other applicable legal requirements, or as otherwise set forth herein, the determinations and records of the Committee shall be treated as proprietary, nonpublic and confidential.

         The Committee shall be assisted by other MLIM personnel, as may be appropriate. In particular, the Committee has delegated to the "Middle Office" unit of MLIM Operations responsibility for monitoring corporate actions and ensuring that proxy votes are submitted in a timely fashion. The Middle Office unit of MLIM Operations shall do this by interfacing between the Committee, on the one hand, and the custodians, accountants and other service providers to MLIM and its clients, on the other hand, to ensure that proxy voting issues are brought to the Committee's attention and the Committee's proxy voting decisions are appropriately disseminated and implemented.

         To assist MLIM in voting proxies, the Committee has also retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MLIM include in-depth research, voting recommendations, vote execution, and recordkeeping.

----------------------
(10) The Committee may delegate the actual maintenance of such records to an outside service provider. Currently, the Committee has delegated the maintenance of such records to Institutional Shareholder Services.

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


II.      Committee Membership

         The Committee will be chaired by the Chief Investment Officer of MLIM, who will be assisted by MLIM's Head of Active Equity Management or another senior MLIM investment professional. The Committee shall consist of portfolio managers and investment analysts appointed by them who are representative of the Active Equity, Private Investors and Quantitative Advisers divisions of MLIM, and such other personnel with investment or other relevant experience, as the Chief Investment Officer deems appropriate. No MLIM employee whose responsibilities relate primarily to Marketing or Sales may serve as a member of the Committee. Two members of MLIM's Legal Advisory Department will be non-voting members of the Committee, one of whom shall serve as the Committee's Secretary and principal legal counsel and the other of whom shall serve as Assistant Secretary.

         The Committee's membership shall be limited to full-time employees of MLIM. No person with any investment banking, trading, retail brokerage or research responsibilities for MLIM's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such a person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with MLIM).

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


III.     Special Circumstances

         SECURITIES ON LOAN. Many MLIM clients participate in securities lending programs, either through Merrill Lynch Global Securities Financing (MLIM's securities lending affiliate) or lending agents unaffiliated with MLIM (such as their custodian). Under most securities arrangements, securities on loan may not be voted by the lender (unless the loan is recalled).(11) MLIM believes that each client has a right to determine whether participating in a securities lending program enhances returns, to contract with the securities lending agent of its choice and to structure a securities lending program, through its lending agent, that deals with any tension between loaning and voting securities in a manner that satisfies such client. If a client has determined to participate in a securities lending program, MLIM should therefore cooperate with the client's determination that securities lending is beneficial to the account and not attempt to seek recalls for the purpose of voting routine proxies. Consequently, it is MLIM's policy that, in the event that MLIM manages an account for a client that employs a lending agent unaffiliated with MLIM, MLIM will generally not seek to vote proxies relating to securities on loan. When MLIM manages an account for a client that employs Merrill Lynch Global Securities Financing as its lending agent, MLIM will also generally not seek to vote proxies relating to securities on loan UNLESS the MLIM portfolio manager responsible for the account has determined that voting the proxy is in the client's best interest and has requested Merrill Lynch Global Securities Financing to recall the security in timely manner, in accordance with MLIM's internal loan procedures in effect from time to time.

         VOTING PROXIES FOR FOREIGN COMPANIES. While the proxy voting process is well established in the United States, voting proxies of foreign companies frequently involves logistical issues which can affect MLIM's ability to vote such proxies, as well as the desirability of voting such proxies. These issues include (but are not limited to): (i) untimely notice of shareholder meetings,
(ii) restrictions on a foreigner's ability to exercise votes, (iii) requirements to vote proxies in person, (iv) "shareblocking" (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting), (v) potential difficulties in translating the proxy, and (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions.

         As a consequence, MLIM votes proxies of non-US companies only on a "best-efforts" basis. In addition, the Committee may determine that it is generally in the best interests of MLIM clients NOT to vote proxies of companies in certain countries if the Committee determines that the costs (including opportunity costs associated with shareblocking constraints) associated with exercising a vote outweighs the benefit the client will derive by voting on the company's proposal. If the Committee so determines in the case of a particular country, the Committee (upon advice from MLIM portfolio managers) may override such determination with respect to a particular company's

___________________________

(11) See, e.g., BMA Master Securities Loan Agreement, 1993 version, paragraph 6.

shareholder meeting if it believe the benefits of seeking to exercise a vote at such meeting outweighs the costs, in which case MLIM will seek to vote on a best-efforts basis.

         MLIM AFFILIATES. Where a material issue is involved and the issuer is an affiliate of MLIM, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of MLIM's clients.

         PROXIES RELATING TO MLIM CLIENTS. From time to time, MLIM may be required to vote proxies in respect of a company that is a money management client of MLIM (a "MLIM Client").(12) In such event, the following policies and procedures shall apply:

         - if circumstances permit,(13) the Secretary and Assistant Secretary of the Proxy Committee shall use best efforts to have clients of MLIM that hold MLIM Client securities in their accounts(14) informed of the potential conflict and their right to direct MLIM's vote, withdraw MLIM's voting authority and/or appoint an independent voting fiduciary, in respect of such holdings;

         - unless all clients of MLIM that hold MLIM Client securities direct MLIM's vote or withdraw MLIM's voting authority, the Secretary or Assistant Secretary of the Proxy Committee shall inform the Committee that a potential conflict exists;

         - if an issue that is material to the MLIM Client is involved and the MLIM Client is sufficiently important to MLIM that the Committee does not feel able to vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of MLIM's clients;

         - if the Committee does not retain an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the Chairman of the Proxy Committee with advice from the Secretary of the Proxy Committee, consisting solely of Committee members whose job responsibilities do not include contact with the MLIM Client and whose job evaluations would not be affected by MLIM's relationship with the MLIM Client (or failure to retain such relationship); and

         - the subcommittee shall determine whether to vote all proxies on behalf of MLIM's clients or, if the proxy matter is akin to an investment decision, to

_______________________________

(12) MLIM may also be required to vote proxies in respect of companies that are clients of MLIM's broker-dealer affiliates. MLIM may or may not be aware of the relationship in such cases. In either event, MLIM's Ethical Wall policies
(supra note 5) shall apply. In addition, in circumstances in which the client relationship is widely known to MLIM personnel and, in the opinion of the Secretary of the Proxy Committee, presents a potential material conflict, the Secretary of the Proxy Committee may advise the Committee to treat the client of an affiliated broker-dealer similarly to a MLIM client for purposes of the policies and procedures described herein.

(13) Circumstances may not permit MLIM to inform clients of a potential conflict for practical reasons (e.g., lack of time) or legal reasons (e.g., for example, if MLIM cannot communicate the nature of the conflict without also communicating nonpublic information).

(14) In the case of a mutual fund advised by MLIM, it shall be sufficient for MLIM to inform a representative of the Board of Directors in accordance with procedures adopted by the mutual fund from time to time.

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

         defer to MLIM portfolio managers, provided that, if the subcommittee determines to alter MLIM's normal voting policies or, on matters where MLIM's policy is case-by-case, does not follow the voting recommendation of ISS (or any other proxy voting service the Committee may employ for such purpose), no proxies relating to the MLIM Client may be voted unless the Secretary and/or Assistant Secretary of the Proxy Committee concurs that the subcommittee's determination is consistent with MLIM's fiduciary duties.

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

IV.      Voting Policies

         The Committee will analyze each proxy individually. The Committee has adopted the following voting guidelines, which represent the Committee's usual voting position on certain recurring proxy issues that do not involve unusual circumstances. With respect to any proxy issue, however, the Committee may vote differently than a voting guideline if the Committee determines that doing so is in the best interest of its clients. The guidelines may be reviewed at any time upon the request of any Committee member and may be amended or deleted upon the vote of a majority of voting Committee members present at a Committee meeting for which there is a quorum.

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

         A.   BOARDS OF DIRECTORS

         These proposals concern those issues submitted to shareholders related to the composition of the Board of Directors. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee therefore believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies, to the extent the Committee deems relevant.

         The Committee's general policy is to vote:

#        VOTE AND DESCRIPTION

A.1 FOR nominees for director of United States companies in uncontested elections, except for nominees who

         - have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting due to illness or company business

         -   voted to implement or renew a "dead-hand" poison pill

         - ignore a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years

         - fail to act on takeover offers where the majority of the shareholders have tendered their shares

         - are corporate insiders who serve of the Audit, Compensation or Nominating Committees or on a full Board that does not have such committees composed exclusively of independent directors

         - on a case-by-case basis, have served as directors of other companies with allegedly poor corporate governance.

A.2 FOR nominees for directors of non-U.S. companies in uncontested elections, except for nominees from whom the Committee determines to withhold votes due to the nominees' poor records of representing shareholder interests, on a case-by-case basis

A.3      FOR proposals to declassify Boards of Directors

A.4      AGAINST proposals to classify Boards of Directors

A.5      AGAINST proposals supporting cumulative voting

A.6      FOR proposals eliminating cumulative voting

A.7      FOR proposals supporting confidential voting

A.8      FOR proposals seeking election of supervisory board members

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

A.9 AGAINST proposals seeking additional representation of women and/or minorities generally (i.e., not specific individuals) to a Board of Directors

A.10     AGAINST proposals for term limits for directors

A.11     AGAINST proposals to establish a mandatory retirement age for directors

A.12 AGAINST proposals requiring directors to own a minimum amount of company stock

A.13 FOR proposals requiring a majority of independent directors on a Board of Directors

A.14 FOR proposals to allow a Board of Directors to delegate powers to a committee or committees.

A.15 FOR proposals to require Audit, Compensation and/or Nominating Committees of a Board of Directors to consist exclusively of independent directors

A.16 AGAINST proposals seeking to prohibit a single person from occupying the roles of chairman and chief executive officer

A.17     FOR proposals to elect account inspectors

A.18 FOR proposals to fix the membership of a Board of Directors at a specified size

A.19 FOR proposals permitting shareholder ability to nominate directors directly

A.20 AGAINST proposals to eliminate shareholder ability to nominate directors directly

A.21 FOR proposals permitting shareholder ability to remove directors directly

A.22 AGAINST proposals to eliminate shareholder ability to remove directors directly

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

         B.       AUDITORS

         These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

         The Committee's general policy is to vote:

B.1      FOR approval of independent auditors, except for

         - auditors that have a financial interest in, or material association with, the company they are auditing, and are therefore believed not to be independent

         - auditors who have rendered an opinion to any company which is either not consistent with best accounting practices or not indicative of the company's financial situation

         - on a case-by-case basis, auditors who provide a significant amount of non-audit services to the company

B.2      FOR proposal seeking authorization to fix the remuneration of auditors

B.3      FOR approving internal statutory auditors

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

         C.       COMPENSATION AND BENEFITS

         These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Committee opposes egregiously excessive compensation, but believes that compensation matters are normally best determined by a corporation's board of directors, rather than shareholders. Proposals to "micro-manage" a company's compensation practices or to set arbitrary restrictions on compensation or benefits will therefore generally not be supported.

         The Committee's general policy is to vote:

C.1 IN ACCORDANCE WITH THE RECOMMENDATION OF ISS on compensation plans if the ISS recommendation is based solely on whether or not the company's plan satisfies the allowable cap as calculated by ISS. If the recommendation of ISS is based on factors other than whether the plan satisfies the allowable cap the Committee will analyze the particular proposed plan. This policy applies to amendments of plans as well as to initial approvals.

C.2      FOR proposals to eliminate retirement benefits for outside directors

C.3 AGAINST proposals to establish retirement benefits for outside directors

C.4 FOR proposals approving the remuneration of directors or of supervisory board members

C.5      AGAINST proposals to reprice stock options

C.6 FOR proposals to approve employee stock purchase plans that apply to all employees. This policy applies to proposals to amend SPPs if the plan as amended applies to all employees.

C.7 FOR proposals to pay retirement bonuses to directors of Japanese companies unless the directors have served less than three years

C.8      AGAINST proposals seeking to pay outside directors only in stock

C.9 AGAINST proposals seeking further disclosure of executive pay for United States companies

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

         D.       CAPITAL STRUCTURE

         These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

         The Committee's general policy is to vote:

D.1 AGAINST proposals seeking authorization to issue shares without preemptive rights

D.2 FOR proposals seeking preemptive rights or seeking authorization to issue shares with preemptive rights

D.3      FOR proposals approving share repurchase programs

D.4      FOR proposals to split a company's stock

D.5 FOR proposals to denominate or authorize denomination of securities or other obligations or assets in Euros

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

         E.       CORPORATE CHARTER AND BY-LAWS

         These proposals relate to various requests for approval of amendments to a corporation's charter or by-laws, principally for the purpose of adopting or redeeming "poison pills". As a general matter, the Committee opposes poison pill provisions.

         The Committee's general policy is to vote:

E.1      AGAINST proposals seeking to adopt a poison pill

E.2      FOR proposals seeking to redeem a poison pill

E.3 FOR proposals seeking to have poison pills submitted to shareholders for ratification

E.4      FOR proposals to change the company's name

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

         F.       CORPORATE MEETINGS

         These are routine proposals relating to various requests regarding the formalities of corporate meetings.

         The Committee's general policy is to vote:

F.1 AGAINST proposals that seek authority to act on "any other business that may arise"

F.2 FOR proposals designating two shareholders to keep minutes of the meeting

F.3 FOR proposals concerning accepting or approving financial statements and statutory reports

F.4 FOR proposals approving the discharge of management and the supervisory board

F.5      FOR proposals approving the allocation of income and the dividend

F.6 FOR proposals seeking authorization to file required documents/other formalities

F.7 FOR proposals to authorize the corporate board to ratify and execute approved resolutions

F.8      FOR proposals appointing inspectors of elections

F.9      FOR proposals electing a chair of the meeting

F.10 FOR proposals to permit "virtual" shareholder meetings over the Internet

F.11     AGAINST proposals to require rotating sites for shareholder meetings

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

         G.       ENVIRONMENTAL AND SOCIAL ISSUES

         These are shareholder proposals to limit corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

         The Committee's general policy is to vote:

G.1 AGAINST proposals seeking to have companies adopt international codes of conduct

G.2      AGAINST proposals seeking to have companies report on:

         -   environmental liabilities;

         -   bank lending policies;

         -   corporate political contributions or activities;

         -   alcohol advertising and efforts to discourage drinking by minors;

         -   costs and risk of doing business in any individual country;

         -   involvement in nuclear defense systems

G.3 AGAINST proposals requesting reports on Maquiladora operations or on CERES principles

G.4      AGAINST proposals seeking implementation of the CERES principles

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

                               Notice to Clients

         MLIM will make records of any proxy vote it has made on behalf of a client available to such client upon request.(15) MLIM will otherwise use its best efforts to treat proxy votes as confidential, except as may be necessary to effect such votes or as may be required by law.

         MLIM encourage clients with an interest in particular proxy voting issues to make their views known to MLIM, provided that, in the absence specific written direction from a client on how to vote that client's proxies, MLIM reserves the right to vote any proxy in a manner it deems in the best interests of its clients, as it determines in its sole discretion.

         These policies are as of the date indicated on the cover hereof. The Committee may subsequently amend these policies at any time, without notice. MLIM will, however, provide a revised copy of these policies promptly following any amendment to any current client who expresses an interest in receiving updates.

____________________________
(15) Such request may be addressed to the client's portfolio or relationship manager or addressed in writing to Secretary, MLIM Proxy Committee, Legal Advisory Department, Merrill Lynch Investment Managers, 800 Scudders Mill Road, Plainsboro, NJ 08536.

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

                        PZENA INVESTMENT MANAGEMENT, LLC
                              AMENDED AND RESTATED
                      PROXY VOTING POLICIES AND PROCEDURES
                             EFFECTIVE JULY 1, 2003

I.   Requirements Described.

     A. Investment Advisers Act Requirements. Although the Investment Advisers Act of 1940, as amended (the "Advisers Act"), does not explicitly require that a registered investment adviser vote client-owned shares on behalf of its clients, the SEC contends that the adviser's fiduciary duty extends to voting (as well as trading) and requires that, if the adviser has the obligation to vote shares beneficially owned by its clients, the adviser vote in the best interest of clients.

     B. New Rule adopted by SEC on January 31, 2003 (Release No. IA-2106) and related rule amendments under the Advisers Act. This new Rule requires an investment adviser who exercises voting authority over client proxies to adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interest of clients, to disclose to clients information about those policies and procedures, to disclose to clients how they may obtain information on how the adviser has voted their proxies, and to maintain certain records relating to proxy voting.

     C. ERISA Considerations. The Department of Labor has taken the position that an investment adviser managing pension plan assets generally has the responsibility to vote shares held by the plan and subject to the investment adviser's management, unless this responsibility is specifically allocated to some other person pursuant to the governing plan documents. The following principles apply to voting responsibilities of an investment adviser with respect to shares held on behalf of an ERISA pension plan:

     1. Responsibility for voting should be clearly delineated between the adviser and the trustee or other plan fiduciary that appointed the adviser.

     2. An adviser with voting authority must take reasonable steps to ensure that it has received all proxies for which it has voting authority and must implement appropriate reconciliation procedures.

     3. In voting, an investment adviser must act prudently and solely in the interests of pension plan participants and beneficiaries. An investment adviser must consider factors that would affect the value of the plan's investments and may not subordinate the interests of plan participants and beneficiaries in their retirement income to unrelated objectives, such as social considerations. (However, other Department of Labor pronouncements in the context of investment decisions indicate that social considerations may be used in making investment decisions to select among investments of equal risk and return.)

     4. No one can direct the investment manager's vote on a specific issue or on a specific company unless that contingency is provided for in writing and the person giving such direction is a named fiduciary of the plan.

     5. The client must periodically monitor the adviser's voting activities, and both the client's monitoring activities and the adviser's voting activities (including the votes cast in each particular case) must be documented.

II.  Procedures.

     A. Introduction

     As of October 1, 2001, PIM ("PIM") began subscribing to a proxy monitor and voting agent service offered by Institutional Shareholder Services, Inc. ("ISS"). Under the written agreement between ISS and PIM, ISS provides a proxy analysis with research and a vote recommendation for each shareholder meeting of the companies in our client portfolios. They also vote, record and generate a voting activity report for our clients and offer a social investment research service which enables us to screen companies for specific issues (e.g., tobacco, alcohol, gambling). The provision of these services became operational as of November 15, 2001. PIM retains responsibility for instructing ISS how to vote, and we still apply our own guidelines as set forth herein when voting. If PIM does not issue instructions for a particular vote, the default is for ISS to mark the ballots in accordance with these guidelines (when they specifically cover the item being voted on), and with management (when there is no PIM policy covering the vote).(1)

     PIM personnel continue to be responsible for entering all relevant client and account information (e.g., changes in client identities and portfolio holdings) in the Checkfree/APL system. A direct link download has been established between Checkfree/APL and ISS. ISS assists us with our record keeping functions, as well as the mechanics of voting. As part of ISS's recordkkeeping/administrative function, they receive and review all proxy ballots and other materials, and generate reports regarding proxy activity during specified periods, as requested by us. To the extent that the Procedures set forth in the Section II are carried out by ISS, PIM will periodically monitor ISS to insure that the Procedures are being followed and will conduct random tests to verify that proper records are being created and retained as provided in Section 4 below.

     B. Compliance Procedures.

     PIM's standard Investment Advisory Agreement provides that until notified by the client to the contrary, PIM shall have the right to vote all proxies for securities held in that client's account. In those instances where PIM does not have proxy voting responsibility, it shall forward to the client or to such other person as the client designates any proxy materials received by it. In all instances where PIM has voting responsibility on behalf of a client, it follows the procedures set forth below. The Director of Research is responsible for monitoring the PIM Analyst's compliance with such procedures when voting. The Director of Compliance is responsible for monitoring overall compliance with these procedures.

------------------
(1) This default will be phased in during early 2002 in order to give ISS time to customize their system. If we do not issue instructions for a particular proxy during the phase-in period. ISS will mark the affected ballots based on the recommendations issued by ISS for that vote.

     C. Voting Procedures.

          1.   Determine Proxies to be Voted

     The Director of Operations and Administration will cause ISS to determine what proxy votes are outstanding and what issues are to be voted on for all client accounts. Proxies received by ISS will be matched against PIM's records to verify that each proxy has been received. If a discrepancy is discovered, ISS will use reasonable efforts to resolve it, including calling ADP and/or applicable Custodians.

     Pending votes will be forwarded first to the firm's Director of Compliance who will perform the conflicts checks described in Section 2 below. Once the conflicts checks are completed, the ballots and supporting proxy materials will be given to the Analyst who is responsible for the Company soliciting the proxy. Specifically, the Analyst will receive a red folder containing the proxy statement, a printout of the Company's Annual Report, the proxy analysis by ISS, and one or more vote record forms. (2) The Analyst will then mark his/her voting decision on the Vote Record Form, initial this form to verify his/her voting instructions, and return the red folder to the Proxy Coordinator who will then enter the vote into the ISS/Proxy Monitor System. Any notes or other materials prepared or used by the Analyst in making his/her voting decision shall also be filed in the red folder.

     If an Analyst desires to vote against management or contrary to the guidelines set forth in this proxy voting policy or the written proxy voting policy designated by a specific client, the Analyst will discuss the vote with the Chief Executive Officer and/or Director of Research and the Chief Executive Officer and/or Director of Research shall determine how to vote the proxy based on the Analyst's recommendation and the long term economic impact such vote will have on the securities held in client accounts. If the Chief Executive Officer and/or Director of Research agree with the Analyst recommendation and determines that a contrary vote is advisable the Analyst will provide written documentation of the reasons for the vote (by putting such documentation in the red folder and/or e-mailing such documentation to the Proxy Coordinator and General Counsel/Director of Compliance for filing.) When the Analyst has completed all voting, the Analyst will return the red folder to the Proxy Coordinator who will enter the votes in the ISS system.

          2. Identify Conflicts and Vote According to Special Conflict Resolution Rules

     The primary consideration is that PIM act for the benefit of its clients and place its clients interests before the interests of the firm and its principals and employees. The following provisions identify potential conflicts of interest that are relevant to and most likely to arise with respect to PIM's advisory business and its clients, and set forth how we will resolve those conflicts. In the event that the Research Analyst who is responsible for the Company soliciting a particular proxy has knowledge of any facts or circumstances which the Analyst believes are or may appear be a material conflict, the Analyst will

------------------
(2) A separate ballot and vote record form may be included in the red folder if the company soliciting the proxy is included in the portfolio of a client who has designated specific voting guidelines in writing to PIM which vary substantially from these policies and if the Custodian for that client does not aggregate ballots before sending them to ISS. In such event, the Analyst shall evaluate and vote such ballot on an individual basis in accordance with the applicable voting guidelines.

     advise PIM's Director of Compliance, who will convene a meeting of the proxy committee to determine whether a conflict exists and how that conflict should be resolved.

          a. PIM has identified the following areas of potential concern:

     - Where PIM manages any pension or other assets of a publicly traded company, and also holds that company's or an affiliated company's securities in one or more client portfolios.

     - Where PIM manages the assets of a proponent of a shareholder proposal for a company whose securities are in one or more client portfolios.

     - Where PIM has a client relationship with an individual who is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios.

     - Where a PIM officer, director or employee, or an immediate family member thereof is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios. For purposes hereof, an immediate family member shall be a spouse, child, parent or sibling.

          b. To address the first potential conflict identified above, PIM's Director of Compliance will maintain a list of public company clients that will be updated regularly as new client relationships are established with the firm. Upon receipt of each proxy to be voted for clients, the Proxy Coordinator will give the ballot and supporting proxy materials to PIM's Director of Compliance who will check to see if the company soliciting the proxy is also on the public company client list. If the company soliciting the vote is on our public company client list and PIM still manages pension or other assets of that company, the Director of Compliance will note this in the red folder so that the Analyst responsible for voting the proxy will vote the proxy in accordance with the special rules set forth in Subsection f of this Section 2.

          c. To address the second potential conflict identified above, PIM's Director of Compliance (with the assistance of PIM's Director of Operations during the busy proxy season--March through June) will check the proxy materials to see if the proponent of any shareholder proposal is one of PIM's clients (based on the client list generated by our Portfolio Management System, Checkfree/APL). If the proponent of a shareholder proposal is a PIM client, the Director of Compliance will note this in the red folder so that the Analyst responsible for voting the proxy will vote the proxy in accordance with the special rules set forth in Subsection f of this Section 2.

          d. To address the third potential conflict identified above, PIM's Director of Compliance (with the assistance of PIM's Director of Operations during the busy proxy season--March through June) will check the proxy materials to see if any corporate director, or candidate for a corporate directorship of a public company whose securities are in one or more client portfolios is one of PIM's individual clients (based on the client list generated by our Portfolio Management System, Checkfree/APL). For purposes of this check, individual clients shall include natural persons and testamentary or other living trusts bearing the name of the grantor, settlor or beneficiary thereof. If a director or director nominee is a PIM client, the Director of Compliance will note this in the red folder so that the

     Analyst responsible for voting the proxy will vote the proxy in accordance with the special rules set forth in Subsection f of this Section 2.

          e. To address the fourth potential conflict identified above, PIM's Director of Compliance (with the assistance of PIM's Director of Operations during the busy proxy season--March through June) will check the proxy materials to see if any corporate director, or candidate for a corporate directorship of a public company whose securities are in one or more client portfolios is a PIM officer, director or employee or an immediate family member thereof (based on the written responses of PIM personnel to an annual questionnaire in this regard). If a director or director nominee is a PIM officer, director or employee or an immediate family member thereof, the Director of Compliance will note this in the red folder so that the Analyst responsible for voting the proxy will vote the proxy in accordance with the special rules set forth in Subsection f of this Section 2.

          f. The following SPECIAL RULES shall apply when a conflict is noted in the red folder:

               i. In all cases where PIM manages the pension or other assets of a publicly traded company, and also holds that company's or an affiliated company's securities in one or more client portfolios, PIM will have no discretion to vote any portion of the proxy, but will defer to the recommendation(s) of ISS in connection therewith and will vote strictly according to those recommendations.

               ii. The identity of the proponent of a shareholder proposal shall not be given any substantive weight (either positive or negative) and shall not otherwise influence an Analyst's determination whether a vote for or against a proposal is in the best interests of PIM's clients.

               iii. If PIM has proxy voting authority for a client who is the proponent of a shareholder proposal and PIM determines that it is in the best interests of its clients to vote against that proposal, a designated member of PIM's client service team will notify the client-proponent and give that client the option to direct PIM in writing to vote the client's proxy differently than it is voting the proxies of its other clients.

               iv. If the proponent of a shareholder proposal is a PIM client whose assets under management with PIM constitute 30% or more of PIM's total assets under management, and PIM has determined that it is in the best interests of its clients to vote for that proposal, PIM will disclose its intention to vote for such proposal to each additional client who also holds the securities of the company soliciting the vote on such proposal and for whom PIM has authority to vote proxies. If a client does not object to the vote within 3 business days of delivery of such disclosure, PIM will be free to vote such client's proxy as stated in such disclosure.

               v. In all cases where PIM manages assets of an individual client and that client is a corporate director, or candidate for a corporate directorship of a public company whose securities are in one or more client portfolios, PIM will have no discretion to vote any portion of the proxy, but will defer to the recommendation(s) of ISS in connection therewith and will vote strictly according to those recommendations.

               vi. In all cases where a PIM officer, director or employee, or an immediate family member thereof is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios, PIM will have no discretion to vote any portion of the proxy, but will defer to the recommendation(s) of ISS in connection therewith and will vote strictly according to those recommendations.

     Nothwithstanding any of the above special rules to the contrary, in the extraordinary event that it is determined by unanimous vote of the Director of Research, the Chief Executive Officer and the Research Analyst covering a particular company that the ISS recommendation on a particular proposal to be voted is materially adverse to the best interests of the clients, then in that event, the following alternative conflict resolution procedures will be followed:

     A designated member of PIM's client service team will notify each client who holds the securities of the company soliciting the vote on such proposal and for whom PIM has authority to vote proxies, and disclose all of the facts pertaining to the vote (including, PIM's conflict of interest, the ISS recommendation and PIM's recommendation). The client then will be asked to direct PIM how to vote on the issue. If a client does not give any direction to PIM within 3 business days of delivery of such disclosure, PIM will be free to vote such client's proxy in the manner it deems to be in the best interest of the client.

          3.   Vote

     Each proxy that comes to PIM to be voted shall be evaluated on the basis of what is in the best interest of the clients. WE DEEM THE BEST INTERESTS OF THE CLIENTS TO BE THAT WHICH MAXIMIZES SHAREHOLDER VALUE AND YIELDS THE BEST ECONOMIC RESULTS (E.G., HIGHER STOCK PRICES, LONG-TERM FINANCIAL HEALTH AND STABILITY). Where applicable, PIM also will consider any specific guidelines designated in writing by a client.

     Unless a particular proposal or the particular circumstances of a company may otherwise require (in the case of the conflicts identified in Section 2 above) or suggest (in all other cases), proposals generally shall be voted in accordance with the following broad guidelines:

               a. Support management recommendations for the election of directors and appointment of auditors (subject to i below).

               b. Give management the tools to motivate employees through reasonable incentive programs. Within these general parameters the following are conditions that would generally cause us to vote against a management incentive arrangement:

                    (i) With respect to incentive option arrangements:

                   -    The proposed plan is in excess of 10% of shares, or

               - The company has issued 3% or more of outstanding shares in a single year in the recent past, or

               - The new plan replaces an existing plan before the existing plan's termination date (ie, they ran out of authorization) and some other terms of the new plan are likely to be adverse to the maximization of investment returns.

                    For purposes hereof, the methodology used to calculate the share threshold in (i) above shall be the (sum of A + B) divided by (the sum of A + B + C + D), where:

               A = the number of shares reserved under the new plan/amendment;

               B = the number of shares available under continuing plans;

               C = granted but unexercised shares under all plans

               D = shares outstanding, plus convertible debt, convertible equity, and warrants

               (ii) With respect to severance, golden parachute or other incentive compensation arrangements:

               - The proposed arrangement is excessive or not reasonable in light of similar arrangements for other executives in the company or in the company's industry (based solely on information about those arrangements which may be found in the company's public disclosures and in ISS reports); or

               - The proposed parachute or severance arrangement is considerably more financially or economically attractive than continued employment. Although PIM will apply a case-by-case analysis of this issue, as a general rule, a proposed severance arrangement which is 3 or more times greater than the affected executive's then current compensation shall be voted against unless such arrangement has been or will be submitted to a vote of shareholders for ratification; or

               - The triggering mechanism in the proposed arrangement is solely within the recipient's control (e.g., resignation).

         c. Support facilitation of financings, acquisitions, stock splits and increases in shares of capital stock which do not discourage acquisition of the company soliciting the proxy.

         d. Vote against shareholder social issue proposals unless specifically required in writing by a client to support a particular social issue or principle.

         e. Support anti-takeover measures that are in the best interest of the shareholders, but oppose poison pills and other anti-takeover measures that entrench management and/or thwart the maximization of investment returns.

               f. Oppose classified boards and any other proposals designed to eliminate or restrict shareholders' rights.

               g. Oppose proposals requiring super majority votes for business combinations unless the particular proposal or the particular circumstances of the affected company suggest that such a proposal would be in the best interest of the shareholders.

               h. Oppose vague, overly broad, open-ended or general "other business" proposals for which insufficient detail or explanation is provided or risks or consequences of a vote in favor can not be ascertained.

               i. Make sure management is complying with new reform measures by the NYSE and NASDAQ and Sarbanes-Oxley Act of 2002 focusing on auditor independence and improved board and committee representation. Within these general parameters the following guidelines will be considered:

                    - PIM generally will vote against auditors and withhold votes from Audit Committee members if Non-audit ("other") fees are greater than the sum of audit fees + audit-related fees + permissible tax fees.

                         In applying the above fee formula, PIM will use the following definitions:

                         --Audit fees shall mean fees for statutory audits, comfort letters, attest services, consents, and review of filings with SEC

                         --Audit-related fees shall mean fees for employee benefit plan audits, due diligence related to M&A, audits in connection with acquisitions, internal control reviews, consultation on financial accounting and reporting standards

                         --Tax fees shall mean fees for tax compliance (tax returns, claims for refunds and tax payment planning) and tax consultation and planning (assistance with tax audits and appeals, tax advice relating to M&A, employee benefit plans and requests for rulings or technical advice from taxing authorities)

                    - PIM will apply a CASE-BY-CASE approach to shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services), taking into account whether the non-audit fees are excessive (per the formula above) and whether the company has policies and procedures in place to limit non-audit services or otherwise prevent conflicts of interest.

                    - PIM generally will evaluate director nominees individually and as a group based on ISS opinions and recommendations as well as our personal assessment of management record and reputation, business knowledge and background, shareholder value mindedness, accessibility, corporate governance abilities, attention and awareness, and character.

                    - PIM generally will withhold votes from any insiders on audit, compensation or nominating committees.

          j. PIM generally will support re-incorporation proposals that are in the best interests of shareholders and shareholder value.

          k. PIM will abstain from voting when the potential monetary or other cost to its clients of voting outweighs the benefit of doing so. Without limiting the generality of the foregoing, if the company imposes a blackout period for purchases and sales of securities after particular proxy is voted, PIM generally will abstain from voting that proxy.

It is understood that PIM's and ISS's ability to commence voting proxies for new or transferred accounts is dependent upon the actions of custodian's and banks in updating their records and forwarding proxies. As part of its new account opening process PIM will send written notice to the Custodians of all clients who have authorized us to vote their proxies and instruct them to direct all such proxies to: ISS/1520/PIM, 2099 Gaither Road, Suite 501, Rockville, Maryland 20850-4045. These instructions will be included in PIM's standard initial bank letter pack. If ISS has not received any ballots for a new account within 2 to 4 weeks of the account opening, ISS will follow-up with the Custodian. If ISS still has not received any ballots for the account within 6 to 8 weeks of the account opening, they will notify our Proxy Coordinator and Director of Operations and Administration who will work with the client to cause the Custodian to begin forwarding ballots. PIM will not be liable for any action or inaction by any Custodian or bank with respect to proxy ballots and voting.

     4.   Return Proxies

The Director of Operations and Administration shall send or cause to be sent (or otherwise communicate) all votes to the company or companies soliciting the proxies within the applicable time period designated for return of such votes. For so long as ISS or a similar third party service provider is handling the mechanics of voting client shares, the Director of Compliance will periodically verify that votes are being sent to the companies. Such verification will be accomplished by selecting random control numbers of proxies solicited during a quarter and calling ADP to check that they received and recorded the vote.

III. Corporate Actions

PIM shall work with the clients' Custodians regarding pending corporate actions. Corporate action notices received from our portfolio accounting system's Alert System and/or from one or more Custodians shall be directed to our Operations Administrative Personnel who will check our records to see which client accounts hold the security for which the corporate action is pending. If the corporate action is voluntary and thus requires an affirmative response, such personnel will confirm that we have received a response form for each affected client account before the response date. The Research Analyst covering the Company will then be informed of the action so that he/she can determine if the accounts should participate and what response should be given. The Research Analyst shall consult with the firm's Director of Research and applicable Portfolio Manager when making this determination. Once determined, the response shall then be communicated back to the Custodians by our Operations Administrative Personnel by fax. On our fax cover letter, we will request a signed confirmation of our instructions from the custodian and ask them to send this page with their signature back to us. We will make follow-up calls to the custodians to get them to return the signed fax, as needed. PIM's Operations Administrative Personnel also will check the Company's website for any corporate action processing information it may contain. On the date the action should be processed, the transactions will be booked in our portfolio management system. If the action results in accounts owning fractional shares of a security those shares will be sold off using the price per whole share found on the website. All faxes, notes and other written materials associated with the corporate action will be kept together in a folder that will be filed with the red proxy files.

PIM SHALL NOT HAVE ANY RESPONSIBILITY TO INITIATE, CONSIDER OR PARTICIPATE IN ANY BANKRUPTCY, CLASS ACTION OR OTHER LITIGATION AGAINST OR INVOLVING ANY ISSUE OF SECURITIES HELD IN OR FORMERLY HELD IN A CLIENT ACCOUNT OR TO ADVISE OR TAKE ANY ACTION ON BEHALF OF A CLIENT OR FORMER CLIENT WITH RESPECT TO ANY SUCH ACTIONS OR LITIGATION. PIM will forward to all affected clients and former clients any important class action or other litigation information received by PIM. This will not include any mass mailing requests to act as a lead plaintiff or other general solicitations for information. It will include any proof of claims forms, payment vouchers and other similar items.

IV.  Client Disclosures

On or before August 6, 2003, PIM will do a client mailing and provide its existing clients with a copy of these proxy voting policies and procedures, as well as a notice of how they may obtain information from PIM on how PIM has voted with respect to their securities. In addition, PIM will add a summary description of these policies and procedures to Schedule F of Part II of PIM's ADV., and disclose in the ADV how clients may obtain information from PIM on how PIM has voted with respect to their securities. Finally, PIM will include a copy of these proxy voting policies and procedures in each new account pack sent to prospective clients.

V.   Record Keeping

A. PIM will maintain a list of dedicated proxy contacts for its clients. Each client will be asked to provide the name, email address, telephone number and post office mailing address of one or more persons who are authorized to receive, give direction under and otherwise act on any notices and disclosures provided by PIM pursuant to Section II.C.2.f of these policies. With respect to ERISA plan clients, PIM shall take all reasonable steps to ensure that the dedicated proxy contact for the ERISA client is a named fiduciary of the plan.

B. PIM will maintain and/or cause to be maintained by any proxy voting service provider engaged by PIM the following records. Such records will be maintained for a minimum of five years. Records maintained by PIM shall be kept for 2 years at PIM's principal office and 3 years in offsite storage.

     i. Copies of PIM's proxy voting policies and procedures, and any amendments thereto.

     ii. Copies of the proxy materials received by PIM for client securities. These may be in the form of the proxy packages received from each Company and/or ISS, or downloaded from EDGAR, or any combination thereof.

     iii. The vote cast for each proposal overall as well as by account.

     iv. Records of any calls or other contacts made regarding specific proxies and the voting thereof.

     v. Records of any reasons for deviations from broad voting guidelines.

     vi. Copies of any document created by PIM that was material to making a decision on how to vote proxies or that memorializes the basis of that decision.

     vii. A record of proxies that were not received, and what actions were taken to obtain them.

     vi. Copies of any written client requests for voting summary reports and the correspondence and reports sent to the clients in response to such request (these shall be kept in the REPORTS folder contained in the client OPS file).

VI.  Review of Policies

The proxy voting policies, procedures and guidelines contained herein have been formulated by PIM's proxy committee. This committee consists of PIM's Director of Research, Director of Compliance and at least one Portfolio Manager (who represents the interests of all PIM's portfolio managers and is responsible for obtaining and expressing their opinions at committee meetings). The committee shall review these policies, procedures and guidelines at least annually, and shall make such changes as they deem appropriate in light of then current trends and developments in corporate governance and related issues, as well as operational issues facing the firm.

Finally Adopted and Approved by the Pzena Investment Management Executive Committee on June 26, 2003

                           RCM PROXY VOTING GUIDELINES
                                 AND PROCEDURES

                                 MARCH 21, 2005

                                TABLE OF CONTENTS

POLICY STATEMENT AND VOTING PROCEDURE ................................    PAGE 1
RESOLVING CONFLICTS OF INTEREST ......................................    PAGE 2
COST-BENEFIT ANALYSIS INVOLVING VOTING PROXIES .......................    PAGE 2
PROXY VOTING GUIDELINES ..............................................    PAGE 3
ORDINARY BUSINESS MATTERS ............................................    PAGE 3
AUDITORS .............................................................    PAGE 3
BOARD OF DIRECTORS ...................................................    PAGE 4
EXECUTIVE AND DIRECTOR COMPENSATION ..................................    PAGE 6
CAPITAL STRUCTURE ....................................................    PAGE 7
MERGERS AND CORPORATE RESTRUCTURING ..................................    PAGE 8
ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES ......................    PAGE 9
SOCIAL AND ENVIRONMENTAL ISSUES ......................................   PAGE 11

                                POLICY STATEMENT

RCM exercises our proxy voting responsibilities as a fiduciary. As a result, in the cases where we have voting authority of our client proxies, we intend to vote such proxies in a manner consistent with the best interest of our clients. Our guidelines are designed to meet applicable fiduciary standards. All votes submitted by RCM on behalf of its clients are not biased by other clients of RCM. Proxy voting proposals are voted with regard to enhancing shareholder wealth and voting power.

A Proxy Committee, including investment, compliance and operations personnel, is responsible for establishing our proxy voting policies and procedures. These guidelines summarize our positions on various issues and give general indication as to how we will vote shares on each issue. However, this listing is not exhaustive and does not include all potential voting issues and for that reason, there may be instances when we may not vote proxies in strict adherence to these Guidelines. To the extent that these guideline policies and procedures do not cover potential voting issues or a case arises of a material conflict between our interest and those of a client with respect to proxy voting, our Proxy Committee will convene to discuss these instances. In evaluating issues, the Proxy Committee may consider information from many sources, including our portfolio management team, our analyst responsible for monitoring the stock of the company at issue, management of a company presenting a proposal, shareholder groups, and independent proxy research services. The Proxy Committee will meet annually to review these guidelines and determine whether any revisions are appropriate.

                                VOTING PROCEDURE

The voting of all proxies is conducted by the Proxy Specialist in consultation with a Proxy Committee consisting of Analysts, Portfolio Managers, the Proxy Specialist, Client Services personnel and Legal Counsel. The Proxy Specialist performs the initial review of the proxy statement, third-party proxy research provided by ISS, and other relevant material, and makes a vote decision in accordance with RCM Proxy Voting Guidelines. In situations where the Proxy Voting Guidelines do not give clear guidance on an issue, the Proxy Specialist will, at his or her discretion, consult the Analyst or Portfolio Manager and/or the Proxy Committee. In the event that an Analyst or Portfolio Manager wishes to override the Guidelines, the proposal will be presented to the Proxy Committee for a final decision.

RCM retains a third-party proxy voting service, Institutional Shareholder Services, Inc. (ISS), to assist us in processing proxy votes in accordance with RCM's vote decisions. ISS is responsible for notifying RCM of all upcoming meetings, providing a proxy analysis and vote recommendation for each proposal, verifying that all proxies are received, and contacting custodian banks to request missing proxies. ISS sends the proxy vote instructions provided by RCM to the appropriate tabulator. ISS provides holdings reconciliation reports on a monthly basis, and vote summary reports for clients on a quarterly or annual basis. RCM keeps proxy materials used in the vote process on site for at least one year.


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                         RESOLVING CONFLICTS OF INTEREST

RCM may have conflicts that can affect how it votes its clients' proxies. For example, RCM may manage a pension plan whose management is sponsoring a proxy proposal. RCM may also be faced with clients having conflicting views on the appropriate manner of exercising shareholder voting rights in general or in specific situations. Accordingly, RCM may reach different voting decisions for different clients. Regardless, votes shall only be cast in the best interest of the client affected by the shareholder right. For this reason, RCM shall not vote shares held in one client's account in a manner designed to benefit or accommodate any other client.

In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, the Proxy Committee shall be responsible for addressing how RCM resolves such material conflicts of interest with its clients.

                 COST-BENEFIT ANALYSIS INVOLVING VOTING PROXIES

RCM shall review various criteria to determine whether the costs associated with voting the proxy exceeds the expected benefit to its clients and may conduct a cost-benefit analysis in determining whether it is in the best economic interest to vote client proxies. Given the outcome of the cost-benefit analysis, RCM may refrain from voting a proxy on behalf of its clients' accounts.

In addition, RCM may refrain from voting a proxy due to logistical considerations that may have a detrimental effect on RCM's ability to vote such a proxy. These issues may include, but are not limited to: 1) proxy statements and ballots being written in a foreign language, 2) untimely notice of a shareholder meeting, 3) requirements to vote proxies in person, 4) restrictions on foreigner's ability to exercise votes, 5) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or 6) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

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                             PROXY VOTING GUIDELINES

                                ORDINARY BUSINESS

ORDINARY BUSINESS MATTERS: CASE-BY-CASE

RCM votes FOR management proposals covering routine business matters such as changing the name of the company, routine bylaw amendments, and changing the date, time, or location of the annual meeting.

Routine items that are bundled with non-routine items will be evaluated on a case-by-case basis. Proposals that are not clearly defined other than to transact "other business," will be voted AGAINST, to prevent the passage of significant measures without our express oversight.

                                    AUDITORS

RATIFICATION OF AUDITORS: CASE-BY-CASE

RCM generally votes FOR proposals to ratify auditors, unless there is reason to believe that there is a conflict of interest, or if the auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position.

RCM will review, on a case-by-case basis, instances in which the audit firm has substantial non-audit relationships with the company, to determine whether we believe independence has been compromised.

SHAREHOLDER PROPOSALS REGARDING ROTATION OF AUDITORS: GENERALLY FOR

RCM generally will support shareholder proposals asking for audit firm rotation, unless the rotation period is less than five years, which would be unduly burdensome to the company.

SHAREHOLDER PROPOSALS REGARDING AUDITOR INDEPENDENCE: CASE-BY-CASE

RCM will evaluate on a case-by-case basis, shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services or to cap the level of non-audit services.

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                               BOARD OF DIRECTORS

ELECTION OF DIRECTORS: CASE-BY-CASE

Votes on director nominees are made on a case-by-case basis. RCM favors boards that consist of a substantial majority of independent directors who demonstrate a commitment to creating shareholder value. RCM also believes that key board committees (audit, compensation, and nominating) should include only independent directors to assure that shareholder interests will be adequately addressed. When available information demonstrates a conflict of interest or a poor performance record for specific candidates, RCM may withhold votes from director nominees.

CLASSIFIED BOARDS: AGAINST

Classified (or staggered) boards provide for the directors to be divided into three groups, serving a staggered three-year term. Each year one of the groups of directors is nominated for re-election and serves a three-year term. RCM generally opposes classified board structures, as we prefer annual election of directors to discourage entrenchment. RCM will vote FOR shareholder proposals to declassify the board of directors.

CHANGING SIZE OF BOARD: CASE-BY-CASE

RCM votes FOR proposals to change the size of the board of directors, if the proposed number falls between 6 to 15 members. We generally vote AGAINST proposals to increase the number of directors to more than 15, because very large boards may experience difficulty achieving consensus and acting quickly on important items.

MAJORITY OF INDEPENDENT DIRECTORS ON BOARD: CASE-BY-CASE

RCM considers how board structure impacts the value of the company and evaluates shareholder proposals for a majority of independent directors on a case-by-case basis. RCM generally votes FOR proposals requiring the board to consist of, at least, a substantial (2/3) majority of independent directors. Exceptions are made for companies with a controlling shareholder and for boards with very long term track records of adding shareholder value based on 3, 5 and 10-year stock performance.

MINIMUM SHARE OWNERSHIP BY THE BOARD: AGAINST

Although stockholders may benefit from directors owning stock in a company and having a stake in the profitability and well-being of a company, RCM does not support resolutions that would require directors to make a substantial investment which would effectively exclude them from accepting directorships for purely financial reasons.

ESTABLISH INDEPENDENT NOMINATING COMMITTEE: FOR

RCM votes FOR proposals to establish entirely independent nominating committees. We believe that having an independent Nominating Committee is one way to assure that shareholder interests will be adequately addressed.

LIMIT TENURE OF DIRECTORS: AGAINST

RCM does not support shareholder proposals for term limits, as limiting tenure may force valuable, experienced directors to leave the board solely because of their length of service. We prefer to retain the ability to evaluate director performance, and vote on all director nominees once a year.

DIRECTOR INDEMNIFICATION AND LIABILITY PROTECTION: CASE-BY-CASE

RCM votes AGAINST proposals that would limit or eliminate all liability for monetary damages, for directors and officers who violate the duty of care. RCM will also vote AGAINST proposals that would expand indemnification to cover acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness. If, however, a director was found to have acted in good faith and in a manner that he reasonably believed was in the best interest of the company, AND if only the director's legal expenses would be covered, RCM may vote FOR expanded coverage.

SEPARATE CHAIRMAN/CHIEF EXECUTIVE OFFICER: CASE-BY-CASE

RCM votes shareholder proposals to separate Chairman and CEO positions on a case-by-case basis, and considers the impact on management credibility and thus the value of the company. RCM generally votes FOR shareholder proposals requiring the position of Chairman to be filled by an independent director, because a combined title can make it difficult for the board to remove a CEO that has underperformed, and harder to challenge a CEO's decisions. We are, however, willing to accept a combined title for companies whose outside directors hold regularly-scheduled non-management meetings with a powerful and independent Lead Director.

DIVERSITY OF THE BOARD OF DIRECTORS: CASE-BY-CASE

RCM reviews shareholder proposals that request a company to increase the representation of women and minorities on the board, on a case-by-case basis. RCM generally votes FOR requests for reports on the company's efforts to diversify the board, unless the board composition is reasonably inclusive of women and minorities in relation to companies of similar size and business, and if the board already reports on its nominating procedures and diversity initiatives.

                       EXECUTIVE AND DIRECTOR COMPENSATION

STOCK INCENTIVE PLANS: CASE-BY-CASE

RCM reviews stock incentive plan proposals on a case-by-case basis, to determine whether the plan is in the best interest of shareholders. We generally support stock incentive plans that are designed to attract, retain or encourage executives and employees, while aligning their financial interests with those of investors. We also prefer plans that limit the transfer of shareholder wealth to insiders, and favor stock compensation in the form of performance-based restricted stock over fixed price option plans.

RCM utilizes research from a third-party proxy voting service (ISS) to assist us in analyzing all details of a proposed stock incentive plan. Unless there is evidence that a plan would have a positive economic impact on shareholder value, we generally vote against plans that result in excessive dilution, and vote against plans that contain negative provisions, such as repricing or replacing underwater options without shareholder approval.

SHAREHOLDER PROPOSALS REGARDING OPTIONS EXPENSING: FOR

RCM generally votes FOR shareholder proposals requesting companies to disclose the cost of stock options as an expense on their income statement, to clarify the company's earnings and profitability to shareholders.

CASH BONUS PLANS (OBRA RELATED): CASE-BY-CASE

RCM considers Omnibus Budget and Reconciliation Act (OBRA) Cash Bonus Plan proposals on a case-by-case basis. OBRA regulations require companies to secure shareholder approval for their performance-based cash or cash and stock bonus plans to preserve the tax deduction for bonus compensation exceeding OBRA's $1 million cap.

The primary objective of such proposals is to avoid tax deduction limitations imposed by Section 162(m) of the Internal Revenue Code, and RCM will generally vote FOR plans that have appropriate performance targets and measures in place.

In cases where plans do not meet acceptable standards or we believe executives are over compensated in the context of shareholder value creation, RCM may vote AGAINST the cash bonus plan, and may withhold votes from compensation committee members.

ELIMINATE NON-EMPLOYEE DIRECTOR RETIREMENT PLANS: FOR

RCM generally supports proposals to eliminate retirement benefits for non-employee directors, as such plans can create conflicts of interest by their high value. Additionally, such benefits are often redundant, since many directors receive pension benefits from their primary employer.

EMPLOYEE STOCK PURCHASE PLANS: CASE-BY-CASE

Employee Stock Purchase Plans give employees the opportunity to purchase stock of their company, primarily through payroll deductions. Such plans provide performance incentives and lead employees to identify with shareholder interests. RCM will vote FOR Employee Stock Purchase Plans that include: (1) a purchase price of at least 85 percent of fair market value, and (2) an offering period of 27 months or less, and (3) voting power dilution (percentage of outstanding shares)of no more than 10 percent.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE PAY: CASE-BY-CASE

RCM generally votes FOR shareholder proposals that request additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

RCM votes FOR proposals requesting that at least a significant portion of the company's awards are performance-based. Preferably, performance measures should include long term growth metrics.

RCM votes FOR proposals to require option repricings to be put to a shareholder vote, and FOR proposals to require shareholder votes on compensation plans.

RCM votes AGAINST shareholder proposals that seek to set absolute levels on compensation or otherwise dictate the amount of compensation, and AGAINST shareholder proposals requiring director fees to be paid in stock only.

All other shareholder proposals regarding executive and director pay are voted on a case-by-case basis, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

                                CAPITAL STRUCTURE

CAPITAL STOCK AUTHORIZATIONS: CASE-BY-CASE

RCM votes proposals for an increase in authorized shares of common or preferred stock on a case-by-case basis, after analyzing the company's industry and performance in terms of shareholder returns. We generally vote AGAINST stock increases that are greater than 100 percent, unless the company has provided a specific reason for the increase. We will also vote AGAINST proposals for increases in which the stated purpose is to reserve additional shares to implement a poison pill. (Note: see page 10, for more on preferred stock).

STOCK SPLITS AND DIVIDENDS: CASE-BY-CASE

RCM generally votes FOR management proposals to increase common share authorization for a stock split or share dividend, provided that the increase in shares is not excessive. We also generally vote in favor shareholder proposals to initiate a dividend, particularly in the case of poor performing large cap companies with stock option plans result in excessive dilution.

                       MERGERS AND CORPORATE RESTRUCTURING

MERGERS AND RESTRUCTURINGS: CASE-BY-CASE

A merger, restructuring, or spin-off in some way affects a change in control of the company's assets. In evaluating the merit such transactions, RCM will consider the terms of each proposal and will analyze the potential long-term value of the investment. RCM will support management proposals for a merger or restructuring if the transaction appears to offer fair value, but may oppose them if they include significant changes to corporate governance and takeover defenses that are not in the best interest of shareholders.

PREVENT A COMPANY FROM PAYING GREENMAIL: FOR

Greenmail is the payment a corporate raider receives for his/her shares. This payment is usually at a premium to the market price, so while greenmail can ensure the continued independence of the company, it discriminates against other shareholders. RCM will generally vote FOR anti-greenmail provisions.

GOLDEN PARACHUTES: CASE-BY-CASE

RCM votes FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval PRIOR to entering into employment contracts.

Proposals to ratify or cancel golden or tin parachutes are evaluated on a case-by-case basis. RCM will vote AGAINST parachute proposals, when the amount exceeds three times base salary plus guaranteed benefits.

FAIR PRICE PROVISION: AGAINST

Standard fair price provisions require that, absent board or shareholder approval of the acquisition, the bidder must pay the remaining shareholders the same price for their shares as was paid to buy the control shares (usually between five and twenty percent of the outstanding shares) that triggered the provision. An acquirer may avoid such a pricing requirement by obtaining the support of holders of at least a majority of disinterested shares. Such provisions may be viewed as marginally favorable to the remaining disinterested shareholders, since achieving a simple majority vote in favor of an attractive offer may not be difficult.

RCM will vote AGAINST fair price provisions, if the shareholder vote requirement, imbedded in the provision, is greater than a majority of disinterested shares.

RCM will vote FOR shareholder proposals to lower the shareholder vote requirements imbedded in existing fair price provisions.

STATE ANTITAKEOVER STATUTES: CASE-BY-CASE

RCM evaluates the specific statutes at issue, including their effect on shareholder rights and votes proposals to opt out-of-state takeover statutes on a case-by-case basis.

REINCORPORATION: CASE-BY-CASE

RCM will evaluate reincorporation proposals case-by-case and will consider a variety of factors including the impact reincorporation might have on the longer-term valuation of the stock, the quality of the company's financial disclosure, the impact on current and potential business with the U.S. government, M&A opportunities and the risk of being forced to reincorporate in the future. RCM generally supports reincorporation proposals for valid business reasons such as reincorporating in the same state as its corporate headquarters.

                ANTI-TAKEOVER DEFENSES AND VOTING RELATED ISSUES

POISON PILLS: CASE-BY-CASE

RCM votes AGAINST poison pills or (or shareholder rights plans) proposed by a company's management. Poison pills are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor. Typically, directors have enacted these plans without shareholder approval.

RCM will always vote FOR shareholder proposals requesting boards to submit their pills to a shareholder vote or redeem them, as poison pills may lead to management entrenchment and can discourage legitimate tender offers.

DUAL CLASS CAPITALIZATION WITH UNEQUAL VOTING RIGHTS: CASE-BY-CASE

RCM will vote AGAINST dual class exchange offers and dual class capitalizations with unequal voting rights as they can contribute to the entrenchment of management and allow for voting power to be concentrated in the hands of management and other insiders. RCM will vote FOR proposals to create a new class of nonvoting or subvoting common stock if intended for purposes with minimal or no dilution to current shareholders or not designed to preserve voting power of insiders or significant shareholders.

BLANK CHECK PREFERRED STOCK: CASE-BY-CASE

Blank check proposals authorize a class of preferred stock for which voting rights are not established in advance, but are left to the discretion of the Board of Directors when issued. Such proposals may give management needed flexibility to accomplish acquisitions, mergers or financings. On the other hand, such proposals also give the board the ability to place a block of stock with a shareholder sympathetic to management, thereby entrenching management or making takeovers more difficult.

RCM generally votes AGAINST proposals authorizing the creation of new classes of preferred stock, unless the company expressly states that the stock that will not be used as a takeover defense. We also vote AGAINST proposals to increase the number of authorized preferred stock shares, when no shares have been issued or reserved for a specific purpose.

RCM will vote FOR proposals to authorize preferred stock, in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

SUPERMAJORITY VOTING PROVISIONS: AGAINST

Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority. Generally supermajority provisions require at least 2/3 affirmative vote for passage of issues.

RCM votes AGAINST supermajority voting provisions, as this requirement can make it difficult for shareholders to effect a change regarding a company and its corporate governance provisions. Requiring more than a simple majority voting shares, for mergers or changes to the charter or bylaws, may permit managements to entrench themselves by blocking amendments that are in the best interests of shareholders.

CUMULATIVE VOTING: CASE-BY-CASE

Cumulative voting allows shareholders to "stack" their votes behind one or a few directors running for the board, thereby enabling minority shareholders to secure board representation. RCM evaluates management proposals regarding cumulative voting, on a case-by-case basis. We will generally vote FOR shareholder proposals to restore or provide for cumulative voting, absent a record of strong corporate governance policies.

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SHAREHOLDER ACTION BY WRITTEN CONSENT: CASE-BY-CASE

Written consent allows shareholders to initiate and carry out a shareholder action without waiting until the annual meeting or by calling a special meeting. It permits action to be taken by the written consent of the same percentage of outstanding shares that would be required to effect the proposed action at a shareholder meeting.

RCM will vote FOR shareholder proposals to allow shareholder action by written consent, and we will oppose management proposals that restrict or prohibit shareholder ability to take action by written consent.

SHAREHOLDER'S RIGHT TO CALL SPECIAL MEETING: FOR

RCM votes FOR proposals to restore or expand shareholder rights to call special meetings. We vote AGAINST management proposals requiring higher vote requirements in order to call special meetings, and AGAINST proposals that prohibit the right to call meetings.

CONFIDENTIAL VOTING: FOR

RCM votes for shareholder proposals requesting companies to adopt confidential voting because confidential voting may eliminate undue pressure from company management. Furthermore, RCM maintains records which allow our clients to have access to our voting decisions.

                         SOCIAL AND ENVIRONMENTAL ISSUES

SHAREHOLDER PROPOSALS REGARDING SOCIAL AND ENVIRONMENTAL ISSUES: CASE-BY-CASE

In evaluating social and environmental proposals, RCM first determines whether the issue should be addressed on a company-specific basis. Many social and environmental proposals are beyond the scope of any one company and are more properly the province of government and broader regulatory action. If this is the case, RCM recommends voting against the proposal. Most proposals raising issues of public concern require shareholders to apply subjective criteria in determining their voting decisions. While broad social and environmental issues are of concern to everyone, institutional shareholders acting as representatives of their beneficiaries must consider only the economic impact of the proposal on the target company, which in many cases cannot be clearly demonstrated.

RCM considers the following factors in evaluating proposals that address social and environmental issues:

     -    Cost to implement proposed requirement

     -    Whether any actual abuses exist

     -    Whether the company has taken any action to address the problem

     - The extent, if any, to which the proposal would interfere with the day-to-day management of the company.

RCM generally supports proposals that encourage corporate social responsibility. However, RCM does not support proposals that require a company to cease particular operations, monitor the affairs of other companies with whom it does business, impose quotas, or otherwise interfere with the day-to-day management of a company. In the absence of compelling evidence that a proposal will have a positive economic impact, RCM believes that these matters are best left to the judgment of management.

SIGN OR ENDORSE THE CERES PRINCIPLES: CASE-BY-CASE

The CERES Principles represent a voluntary commitment of corporations to continued environmental improvement beyond what is required by government regulation. CERES was formed by the Coalition of Environmentally Responsible Economies in the wake of the March 1989 Exxon Valdez oil spill, to address environmental issues such as protection of the biosphere, sustainable use of natural resources, reduction and disposal of wastes, energy conservation, and employee and community risk reduction. Endorsers of the CERES Principles are required to pay annual fees based on annual revenue of the company.

RCM generally supports shareholder requests for reports on activities related to the goals of the CERES Principles or other in-house environmental programs. Proposals to adopt the CERES Principles are voted on a case-by-case basis, taking into account the company's current environmental disclosure, its environmental track record, and the practices of peer companies.

ENVIRONMENTAL REPORTING: FOR

RCM generally supports shareholder requests for reports seeking additional information on activities regarding environmental programs, particularly when it appears that companies have not adequately addressed shareholder's environmental concerns.

NORTHERN IRELAND (MACBRIDE PRINCIPLES): CASE-BY-CASE

The MacBride Principles are aimed at countering anti-Catholic discrimination in employment in the British state of Northern Ireland. These principles require affirmative steps to hire Catholic workers and promote them to management positions, to provide job security and to eliminate inflammatory religious emblems. Divestment of stock is not called for under these principles. RCM takes the following factors into consideration regarding Northern Ireland resolutions:

     - Whether any discrimination charges have been filed against the subject company within the past year;

     - Whether the subject company has subscribed to the Fair Employment Agency's, "Declaration of Principle and Intent." (Northern Ireland governmental regulations); and

     - Whether potentially offensive material is not allowed in the work area (flags, posters, etc.).

                          RIVERSOURCE INVESTMENTS, LLC
                         KENWOOD CAPITAL MANAGEMENT LLC
                        50191 AMERIPRISE FINANCIAL CENTER
                              MINNEAPOLIS, MN 55474

           INFORMATION REGARDING PROXY VOTING POLICIES AND PROCEDURES

RiverSource Investments, LLC ("RVS") and Kenwood Capital Management LLC (each referred to individually as an "Affiliate" and collectively as the "Affiliates"), are each obligated to vote proxies in the best interests of their respective clients when vested with proxy voting authority. The Affiliates have adopted written policies and procedures (the "Policies and Procedures") that are designed to satisfy each Affiliate's fiduciary obligation with respect to proxy voting. In voting proxies on behalf of their clients, the Affiliates apply the following general principles in an effort to satisfy this fiduciary obligation:

-    Maximizing shareholder value;

-    considering all relevant factors; and

-    voting without undue influence from individuals or groups.

The proxy voting structure adopted by each Affiliate is designed to ensure that each Affiliate is satisfying its fiduciary and other regulatory obligations that govern the voting of proxies while allowing each Affiliate to vote proxies based on what it believes is prudent and will maximize long-term shareholder value.

PROXY VOTING GUIDELINES/VOTING CONSISTENCY AMONG AFFILIATES
Each Affiliate has adopted proxy voting guidelines covering certain types of proposals. These guidelines indicate whether the Affiliate votes for or against a particular proposal, or whether the matter should be considered on a case-by-case basis. Where the Affiliates are vested with proxy voting authority, and in the absence of specific guidelines provided by a client, the voting guidelines will generally result in proxies on a given issue being voted in the same fashion for the accounts of each Affiliate. However, recognizing that each Affiliate has an independent fiduciary obligation with respect to the voting of proxies, the Policies and Procedures fully preserve the ability of each Affiliate to vote in a manner contrary to one or more other Affiliates.

Examples of the approach taken in the Affiliates' proxy voting guidelines with respect to certain types of proposals include:

- CORPORATE GOVERNANCE MATTERS - The guidelines support proxy proposals that require changes or encourage decisions that have been shown to add shareholder value over time and votes against proxy proposals that entrench management.

- CHANGES IN CAPITAL STRUCTURE - The guidelines support voting for amendments to corporate documents that strengthen the financial condition of a business.

- STOCK OPTION PLANS AND OTHER MANAGEMENT COMPENSATION ISSUES - The guidelines support proxy proposals where management is giving thoughtful consideration to developing a balanced compensation structure with long-term employee incentives directly tied to the interest of shareholders and votes against proxy proposals that dilute shareholder value excessively.

- SOCIAL AND CORPORATE POLICY ISSUES - The guidelines encourage proxy proposals that address the business interests of the corporation.

In exercising their proxy voting responsibilities, the Affiliates may rely upon one or more third parties for execution and research services. In the case of foreign corporations, proxies of companies located in some countries may not be voted due to requirements of locking up the voting shares and when time constraints prohibit the processing of proxies.

ADMINISTRATION AND IMPLEMENTATION OF POLICIES AND PROCEDURES
The administration of the proxy voting process is handled by a central point of administration servicing the Affiliates (the "Proxy Administrator"). Among other duties, the Proxy Administrator identifies situations where the guidelines do not clearly require that an Affiliate vote in a particular manner and assists in researching and making voting recommendations. In addition, while each Affiliate ultimately decides how it will vote each proxy, a Proxy Committee ("Committee") reviews the Policies and Procedures and helps ensure quality and objectivity in connection with the Affiliates' proxy voting procedures. The Committee serves a general oversight function designed to ensure that each Affiliate's interests are represented with respect to proxy voting procedures.

CONFLICTS OF INTEREST
In voting proxies on behalf of clients, the Affiliates seek to carry out their respective responsibilities without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote. To identify and address potential conflicts of interest, the Proxy Administrator identifies those instances in which an Affiliate intends to vote in a manner inconsistent with the guidelines or when a proxy proposal is not covered by the guidelines. In these cases, certain conflict of interest reviews are conducted. To the extent a conflict is identified, the Proxy Administrator will coordinate with the Committee to facilitate a resolution that is consistent with each Affiliate's fiduciary obligations. With respect to Ameriprise Financial, Inc. proxies, the Affiliates vote in accordance with the recommendation of an independent third party.

PROXY VOTING RECORD
The Affiliates maintain proxy voting records and related records designed to meet their respective obligations under applicable law. Clients may obtain a complete copy of the Policies and Procedures and other information regarding how their proxies were voted upon request by calling Global Administration at 612-671-3490 or by writing to the Affiliate at the address provided in Part II of its Form ADV.

ERISA FIDUCIARY DUTIES AND PROXY VOTING
The voting of proxies on behalf of advisory clients subject to the Employee Retirement Income Security Act of 1974 ("ERISA") raises special considerations in light of ERISA's fiduciary duty provisions. In general, an ERISA fiduciary who votes proxies has a duty of loyalty, a duty of prudence, a duty to comply with applicable plan documents, and a duty to avoid prohibited transactions. Each Affiliate intends for its Policies and Procedures to be consistent with ERISA's fiduciary duty requirements generally and, in particular, the Department of Labor's 1994 interpretive bulletin discussing ERISA's fiduciary duty provisions in the proxy voting context.

RECORDKEEPING
Each Affiliate shall make and maintain the records required by applicable law with respect to each advisory client for whom the Affiliate exercises proxy voting authority. Where permitted by and in accordance with applicable law, each Affiliate may rely on third parties to make and retain, on the Affiliate's behalf, a copy of relevant records.

                       [Salomon Brother Asset Management]

                        CITIGROUP ASSET MANAGEMENT (CAM)
                              NORTH AMERICA REGION
                      PROXY VOTING POLICIES AND PROCEDURES

                                    JULY 2003

I.       TYPES OF ACCOUNTS FOR WHICH CAM VOTES PROXIES
II.      GENERAL GUIDELINES
III.     HOW CAM VOTES
IV.      CONFLICTS OF INTEREST
V.       VOTING POLICY

         (1)      ELECTION OF DIRECTORS
         (2)      PROXY CONTESTS
         (3)      AUDITORS
         (4)      PROXY CONTEST DEFENSES
         (5)      TENDER OFFER DEFENSES
         (6)      MISCELLANEOUS GOVERNANCE PROVISIONS
         (7)      CAPITAL STRUCTURE
         (8)      EXECUTIVE AND DIRECTOR COMPENSATION
         (9)      STATE OF INCORPORATION
         (10)     MERGERS AND CORPORATE RESTRUCTURING
         (11)     SOCIAL AND ENVIRONMENTAL ISSUES
         (12)     MISCELLANEOUS

VI.      RECORDKEEPING AND OVERSIGHT

                       CITIGROUP ASSET MANAGEMENT(1) (CAM)
                              NORTH AMERICA REGION
                      PROXY VOTING POLICIES AND PROCEDURES

I.       TYPES OF ACCOUNTS TO WHICH CAM VOTES PROXIES

Citigroup Asset Management (CAM) votes proxies for each client that has specifically authorized us to vote them in the investment management contract or otherwise; votes proxies for each United States Registered Investment Company (mutual fund) for which we act as adviser or sub-adviser with the power to vote proxies; and votes proxies for each ERISA account unless the plan document or investment advisory agreement specifically reserves the responsibility to vote proxies to the plan trustees or other named fiduciary. These policies and procedures are intended to fulfill applicable requirements imposed on CAM by the Investment Advisers Act of 1940, as amended, the Investment Company Act of 1940, as amended, and the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations adopted under these laws.

II.      GENERAL GUIDELINES

In voting proxies, CAM is guided by general fiduciary principles. CAM's goal is to act prudently, solely in the best interest of the beneficial owners of the accounts it manages, and, in the case of ERISA accounts, for the exclusive purpose of providing economic benefits to such persons. CAM attempts to consider all factors of its vote that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. CAM may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the CAM adviser (business unit) of its responsibility for the proxy vote.

III.     HOW CAM VOTES

In the case of a proxy issue for which there is a stated position set forth in
Section V, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in Section V that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. CAM divides issues into eleven categories listed in Section V below.

-----------------
(1) Citigroup Asset Management comprises Salomon Brothers Asset Management Inc, Smith Barney Asset Management (a division of Citigroup Global Markets Inc.), Citibank Global Asset Management (a unit of Citibank, N.A.), Smith Barney Fund Management LLC, Citi Fund Management Inc. and other investment adviser affiliates.

IV.   CONFLICTS OF INTEREST

In furtherance of CAM's goal to vote proxies in the best interests of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM's interests and those of its clients before voting proxies on behalf of such clients.

(1)  Procedures for Identifying Conflicts of Interest

     CAM relies on the following to seek to identify conflicts of interest with respect to proxy voting:

     A. The policy memorandum attached hereto as Appendix A will be distributed periodically to CAM employees. The policy memorandum alerts CAM employees that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM Compliance.

     B. CAM Financial Control shall maintain and make available to CAM Compliance and proxy voting personnel an up to date list of all client relationships that have historically accounted for or are projected to account for greater than 1% of CAM's annual revenues. CAM relies on the policy memorandum directive described in Section IV. (1) A. to identify conflicts of interest arising due to potential client relationships with proxy issuers.

     C. As a general matter, CAM takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between CAM and certain other Citigroup business units. Special circumstances, such as contact between CAM and non-CAM personnel, may cause CAM to consider whether non-CAM relationships between Citigroup and an issuer present a conflict of interest for CAM with respect to such issuer. As noted in Section IV. (1) A., CAM employees are under an obligation to be aware of the potential for conflicts of interest in voting proxies and to bring such conflicts of interest, including conflicts of interest which may arise because of such special circumstances (such as any attempt by a Citigroup business unit or Citigroup officer or employee to influence proxy voting by CAM) to the attention of CAM Compliance. Also, CAM is sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. For prudential reasons, CAM treats such significant, publicized relationships as creating a potential conflict of interest for CAM in voting proxies

     D. Based on information furnished by CAM employees or maintained by CAM Compliance pursuant to Section IV. (1) A. and C. and by CAM Financial Control pursuant to Section IV. (1) B., CAM Compliance shall maintain an up to date list of issuers with respect to which CAM has a potential conflict of interest in voting proxies on behalf of client accounts. CAM shall not vote proxies relating to issuers on such list on behalf of client accounts until it has been determined that the conflict of interest is not material or a method for resolving such conflict of interest has been agreed upon and implemented, as described in this Section IV below. Exceptions apply: (i) with respect to a proxy issue that will be voted in accordance with a stated CAM position on such issue, and (ii) with respect to a proxy issue that will be voted in accordance with the recommendation of an independent third party based on application of the policies set forth herein. Such issues generally are not brought to the attention of the Proxy Voting Committee described in Section IV. (2) because CAM's position is that any conflict of interest issues are resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party based on application of the policies set forth herein.

(2) Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest

     A. CAM shall maintain a Proxy Voting Committee to review and address conflicts of interest brought to its attention. The Proxy Voting Committee shall be comprised of such CAM personnel as are designated from time to time by CAM's Office of the CIO, CAM's General Counsel and CAM's Chief Compliance Officer. The initial members of the Proxy Voting Committee are set forth on Appendix B hereto.

     B. All conflicts of interest identified pursuant to the procedures outlined in Section IV.(1) must be brought to the attention of the Proxy Voting Committee by CAM Compliance for resolution. As noted above, a proxy issue that will be voted in accordance with a stated CAM position on such issue or in accordance with the recommendation of an independent third party generally is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because CAM's position is that any conflict of interest issues are resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party.

     C. The Proxy Voting Committee shall determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM's decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. CAM Compliance shall maintain a written record of all materiality determinations made by the Proxy Voting Committee.

     D. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

     E. If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee shall determine an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:

     i. disclosing the conflict to clients and obtaining their consent before voting;

     ii. suggesting to clients that they engage another party to vote the proxy on their behalf;

     iii. in the case of a conflict of interest resulting from a particular employee's personal relationships, removing such employee from the decision-making process with respect to such proxy vote; or

     iv. such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.*

CAM Compliance shall maintain a written record of the method used to resolve a material conflict of interest.

V.       VOTING POLICY

These are policy guidelines that can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account holding the shares being voted. As a result of the independent investment advisory services provided by distinct business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

(1)  Election of Directors

     A. Voting on Director Nominees in Uncontested Elections.

        1. We vote for director nominees.

     B. Chairman and CEO is the Same Person.

        1. We vote against shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

     C. Majority of Independent Directors

-----------------
* Especially in the case of an apparent, as opposed to actual, conflict of interest, the Proxy Voting Committee may resolve such conflict to interest by satisfying itself that CAM's proposed vote on a proxy issue is in the best interest of client accounts and is not being influenced by the conflict of interest.

        1. We vote for shareholder proposals that request that the board be comprised of a majority of independent directors. Generally that would require that the director have no connection to the company other than the board seat. In determining whether an independent director is truly independent (e.g. when voting on a slate of director candidates), we consider certain factors including, but not necessarily limited to, the following: whether the director or his/her company provided professional services to the company or its affiliates either currently or in the past year; whether the director has any transactional relationship with the company; whether the director is a significant customer or supplier of the company; whether the director is employed by a foundation or university that received significant grants or endowments from the company or its affiliates; and whether there are interlocking directorships.

        2. We vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

     D. Stock Ownership Requirements

        1. We vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

     E. Term of Office

        1. We vote against shareholder proposals to limit the tenure of independent directors.

     F. Director and Officer Indemnification and Liability Protection

        1. Subject to subparagraphs 2, 3, and 4 below, we vote for proposals concerning director and officer indemnification and liability protection.

        2. We vote for proposals to limit and against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care.

        3. We vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

        4. We vote for only those proposals that provide such expanded coverage noted in subparagraph 3 above in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) if only the director's legal expenses would be covered.

     G. Director Qualifications

        1. We vote case-by-case on proposals that establish or amend director qualifications. Considerations include how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

        2. We vote against shareholder proposals requiring two candidates per board seat.

(2)  Proxy Contests

     A. Voting for Director Nominees in Contested Elections

        1. We vote on a case-by-case basis in contested elections of directors. Considerations include: chronology of events leading up to the proxy contest; qualifications of director nominees (incumbents and dissidents); for incumbents, whether the board is comprised of a majority of outside directors; whether key committees (ie: nominating, audit, compensation) comprise solely of independent outsiders; discussion with the respective portfolio manager(s).

     B. Reimburse Proxy Solicitation Expenses

        1. We vote on a case-by-case basis on proposals to provide full reimbursement for dissidents waging a proxy contest. Considerations include: identity of persons who will pay solicitation expenses; cost of solicitation; percentage that will be paid to proxy solicitation firms.

(3)  Auditors

     A. Ratifying Auditors

        1. We vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position or there is reason to believe the independent auditor has not followed the highest level of ethical conduct. Specifically, we will vote to ratify auditors if the auditors only provide the company audit services and such other audit-related and non-audit services the provision of which will not cause such auditors to lose their independence under applicable laws, rules and regulations.

(4)  Proxy Contest Defenses

     A. Board Structure: Staggered vs. Annual Elections

        1. We vote against proposals to classify the board.

        2. We vote for proposals to repeal classified boards and to elect all directors annually.

     B. Shareholder Ability to Remove Directors

        1. We vote against proposals that provide that directors may be removed only for cause.

        2. We vote for proposals to restore shareholder ability to remove directors with or without cause.

        3. We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

        4. We vote for proposals that permit shareholders to elect directors to fill board vacancies.

     C. Cumulative Voting

        1. We vote against proposals to eliminate cumulative voting.

        2. We vote for proposals to permit cumulative voting.

     D. Shareholder Ability to Call Special Meetings

        1. We vote against proposals to restrict or prohibit shareholder ability to call special meetings.

        2. We vote for proposals that remove restrictions on the right of shareholders to act independently of management.

     E. Shareholder Ability to Act by Written Consent

        1. We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

        2. We vote for proposals to allow or make easier shareholder action by written consent.

     F. Shareholder Ability to Alter the Size of the Board

        1. We vote for proposals that seek to fix the size of the board.

        2. We vote against proposals that give management the ability to alter the size of the board without shareholder approval.

     G. Advance Notice Proposals

        1. We vote on advance notice proposals on a case-by-case basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

     H. Amendment of By-Laws

        1. We vote against proposals giving the board exclusive authority to amend the by-laws.

        2. We vote for proposals giving the board the ability to amend the by-laws in addition to shareholders.

(5)  Tender Offer Defenses

     A. Poison Pills

        1. We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

        2. We vote on a case-by-case basis on shareholder proposals to redeem a company's poison pill. Considerations include: when the plan was originally adopted; financial condition of the company; terms of the poison pill.

        3. We vote on a case-by-case basis on management proposals to ratify a poison pill. Considerations include: sunset provision - poison pill is submitted to shareholders for ratification or rejection every 2 to 3 years; shareholder redemption feature -10% of the shares may call a special meeting or seek a written consent to vote on rescinding the rights plan.

     B. Fair Price Provisions

        1. We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

        2. We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

     C. Greenmail

        1. We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

        2. We vote on a case-by-case basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

     D. Unequal Voting Rights

        1. We vote against dual class exchange offers.

        2. We vote against dual class re-capitalization.

     E. Supermajority Shareholder Vote Requirement to Amend the Charter or
        Bylaws

        1. We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

        2. We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

     F. Supermajority Shareholder Vote Requirement to Approve Mergers

        1. We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

        2. We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

     G. White Squire Placements

        1. We vote for shareholder proposals to require approval of blank check preferred stock issues.

(6)  Miscellaneous Governance Provisions

     A. Confidential Voting

        1. We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

        2. We vote for management proposals to adopt confidential voting subject to the proviso for contested elections set forth in sub-paragraph A.1 above.

     B. Equal Access

        1. We vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

     C. Bundled Proposals

        1. We vote on a case-by-case basis on bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests and therefore not in the best interests of the beneficial owners of accounts, we vote against the proposals. If the combined effect is positive, we support such proposals.

     D. Shareholder Advisory Committees

        1. We vote on a case-by-case basis on proposals to establish a shareholder advisory committee. Considerations include: rationale and cost to the firm to form such a committee. We generally vote against such proposals if the board and key nominating committees are comprised solely of independent/outside directors.

(7)  Capital Structure

     A. Common Stock Authorization

        1. We vote on a case-by-case basis on proposals to increase the number of shares of common stock authorized for issue, except as described in paragraph 2 below.

        2. Subject to paragraph 3, below we vote for the approval requesting increases in authorized shares if the company meets certain criteria:

           a) Company has already issued a certain percentage (i.e. greater than 50%) of the company's allotment.

           b) The proposed increase is reasonable (i.e. less than 150% of current inventory) based on an analysis of the company's historical stock management or future growth outlook of the company.

        3. We vote on a case-by-case basis, based on the input of affected portfolio managers, if holding is greater than 1% of an account.

     B. Stock Distributions: Splits and Dividends

        1. We vote on a case-by-case basis on management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

     C. Reverse Stock Splits

        1. We vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

     D. Blank Check Preferred Stock

        1. We vote against proposals to create, authorize or increase the number of shares with regard to blank check preferred stock with unspecified voting, conversion, dividend distribution and other rights.

        2. We vote for proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

        3. We vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

        4. We vote for proposals requiring a shareholder vote for blank check preferred stock issues.

     E. Adjust Par Value of Common Stock

        1. We vote for management proposals to reduce the par value of common stock.

     F. Preemptive Rights

        1. We vote on a case-by-case basis for shareholder proposals seeking to establish them and consider the following factors:

           a) Size of the Company.

           b) Characteristics of the size of the holding (holder owning more than 1% of the outstanding shares).

           c) Percentage of the rights offering (rule of thumb less than 5%).

        2. We vote on a case-by-case basis for shareholder proposals seeking the elimination of pre-emptive rights.

     G. Debt Restructuring

        1. We vote on a case-by-case basis for proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Generally, we approve proposals that facilitate debt restructuring.

     H. Share Repurchase Programs

        1. We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

     I. Dual-Class Stock

        1. We vote for proposals to create a new class of nonvoting or subvoting common stock if:

           - It is intended for financing purposes with minimal or no dilution to current shareholders

           - It is not designed to preserve the voting power of an insider or significant shareholder

     J. Issue Stock for Use with Rights Plan

        1. We vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

(8)  Executive and Director Compensation

In general, we vote for executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having high payout sensitivity to increases in shareholder value. Certain factors, however, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary.

     A. OBRA-Related Compensation Proposals

        1. Amendments that Place a Cap on Annual Grant or Amend Administrative Features

           a) We vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.

        2. Amendments to Added Performance-Based Goals

           a) We vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.

        3. Amendments to Increase Shares and Retain Tax Deductions Under OBRA

           a) We vote for amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) the Internal Revenue Code.

        4. Approval of Cash or Cash-and-Stock Bonus Plans

           a) We vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of the Internal Revenue Code.

     B. Expensing of Options

           We vote for proposals to expense stock options on financial statements.

     C. Index Stock Options

           We vote on a case by case basis with respect to proposals seeking to index stock options. Considerations include whether the issuer expenses stock options on its financial statements and whether the issuer's compensation committee is comprised solely of independent directors.

     D. Shareholder Proposals to Limit Executive and Director Pay

        1. We vote on a case-by-case basis on all shareholder proposals that seek additional disclosure of executive and director pay information. Considerations include: cost and form of disclosure. We vote for such proposals if additional disclosure is relevant to shareholder's needs and would not put the company at a competitive disadvantage relative to its industry.

        2. We vote on a case-by-case basis on all other shareholder proposals that seek to limit executive and director pay. We have a policy of voting to limit the level of options and other equity-based compensation arrangements available to management to limit shareholder dilution and management overcompensation. We would vote against any proposals or amendments that would cause the available awards to exceed a threshold of 10% of outstanding fully diluted shares, i.e. if the combined total of shares, common share equivalents and options available to be awarded under all current and proposed compensation plans exceeds 10% of fully diluted shares. We also review the annual award as a percentage of fully diluted shares outstanding.

     E. Golden Parachutes

        1. We vote for shareholder proposals to have golden parachutes submitted for shareholder ratification.

        2. We vote on a case-by-case basis on all proposals to ratify or cancel golden parachutes. Considerations include: the amount should not exceed 3 times average base salary plus guaranteed benefits; golden parachute should be less attractive than an ongoing employment opportunity with the firm.

     F. Employee Stock Ownership Plans (ESOPs)

        1. We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

     G. 401(k) Employee Benefit Plans

        1. We vote for proposals to implement a 401(k) savings plan for employees.

     H. Stock Compensation Plans

        1. We vote for stock compensation plans which provide a dollar-for-dollar cash for stock exchange.

        2. We vote on a case-by-case basis for stock compensation plans which do not provide a dollar-for-dollar cash for stock exchange using a quantitative model.

     I. Directors Retirement Plans

        1. We vote against retirement plans for nonemployee directors.

        2. We vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

     J. Management Proposals to Reprice Options

        1. We vote on a case-by-case basis on management proposals seeking approval to reprice options. Considerations include the following:

           -  Historic trading patterns

           -  Rationale for the repricing

           -  Value-for-value exchange

           -  Option vesting

           -  Term of the option

           -  Exercise price

           -  Participation

     K. Shareholder Proposals Recording Executive and Director Pay

        1. We vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

        2. We vote against shareholder proposals requiring director fees be paid in stock only.

        3. We vote for shareholder proposals to put option repricing to a shareholder vote.

        4. We vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking unto account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

(9)  State/Country of Incorporation

     A. Voting on State Takeover Statutes

        1. We vote for proposals to opt out of state freezeout provisions.

        2. We vote for proposals to opt out of state disgorgement provisions.

     B. Voting on Re-incorporation Proposals

        1. We vote on a case-by-case basis on proposals to change a company's state or country of incorporation. Considerations include: reasons for re-incorporation (i.e. financial, restructuring, etc); advantages/benefits for change (i.e. lower taxes); compare the differences in state/country laws governing the corporation.

     C. Control Share Acquisition Provisions

        1. We vote against proposals to amend the charter to include control share acquisition provisions.

        2. We vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

        3. We vote for proposals to restore voting rights to the control shares.

        4. We vote for proposals to opt out of control share cashout statutes.

(10) Mergers and Corporate Restructuring

     A. Mergers and Acquisitions

        1. We vote on a case-by-case basis on mergers and acquisitions. Considerations include: benefits/advantages of the combined companies (i.e. economies of scale, operating synergies, increase in market power/share, etc...); offer price (premium or discount); change in the capital structure; impact on shareholder rights.

     B. Corporate Restructuring

        1. We vote on a case-by-case basis on corporate restructuring proposals involving minority squeeze outs and leveraged buyouts. Considerations include: offer price, other alternatives/offers considered and review of fairness opinions.

     C. Spin-offs

        1. We vote on a case-by-case basis on spin-offs. Considerations include the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

     D. Asset Sales

        1. We vote on a case-by-case basis on asset sales. Considerations include the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

     E. Liquidations

        1. We vote on a case-by-case basis on liquidations after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

     F. Appraisal Rights

        1. We vote for proposals to restore, or provide shareholders with, rights of appraisal.

     G. Changing Corporate Name

        1. We vote for proposals to change the "corporate name", unless the proposed name change bears a negative connotation.

     H. Conversion of Securities

        1. We vote on a case-by-case basis on proposals regarding conversion of securities. Considerations include the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

     I. Stakeholder Provisions

        1. We vote against proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

(11) Social and Environmental Issues

     A. In general we vote on a case-by-case basis on shareholder social and environmental proposals, on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. In most cases, however, we vote for disclosure reports that seek additional information, particularly when it appears the company has not adequately addressed shareholders' social and environmental concerns. In determining our vote on shareholder social and environmental proposals, we also analyze the following factors:

        1. whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;

        2. the percentage of sales, assets and earnings affected;

        3. the degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

        4. whether the issues presented should be dealt with through government or company-specific action;

        5. whether the company has already responded in some appropriate manner to the request embodied in a proposal;

        6. whether the company's analysis and voting recommendation to shareholders is persuasive;

        7. what other companies have done in response to the issue;

        8. whether the proposal itself is well framed and reasonable;

        9. whether implementation of the proposal would achieve the objectives sought in the proposal; and

        10. whether the subject of the proposal is best left to the discretion of the board.

     B. Among the social and environmental issues to which we apply this analysis are the following:

        1. Energy and Environment

        2. Equal Employment Opportunity and Discrimination

        3. Product Integrity and Marketing

        4. Human Resources Issues

(12) Miscellaneous

     A. Charitable Contributions

        1. We vote against proposals to eliminate, direct or otherwise restrict charitable contributions.

     B. Operational Items

        1. We vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

        2. We vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

        3. We vote for by-law or charter changes that are of a housekeeping nature (updates or corrections).

        4. We vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

        5. We vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

        6. We vote against proposals to approve other business when it appears as voting item.

(13) CAM has determined that registered investment companies, particularly closed end investment companies, raise special policy issues making specific voting guidelines frequently inapplicable. To the extent that CAM has proxy voting authority with respect to shares of registered investment companies, CAM shall vote such shares in the best interest of client accounts and subject to the general fiduciary principles set forth herein without regard to the specific voting guidelines set forth in Section V. (1) through (12).

The voting policy guidelines set forth in this Section V may be changed from time to time by CAM in its sole discretion.

VI.      RECORD KEEPING AND OVERSIGHT

CAM shall maintain the following records relating to proxy voting:

                  -  a copy of these policies and procedures;

                  -  a copy of each proxy form (as voted);

                  - a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote;

                  - documentation relating to the identification and resolution of conflicts of interest;

                  - any documents created by CAM that were material to a proxy voting decision or that memorialized the basis for that decision; and

                  - a copy of each written client request for information on how CAM voted proxies on behalf of the client, and a copy of any written response by CAM to any (written or oral) client request for information on how CAM voted proxies on behalf of the requesting client.

Such records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the CAM adviser.

Each adviser to a United States Registered Investment Company shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

In lieu of keeping copies of proxy statements, CAM may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.

CAM Compliance will review the proxy voting process, record retention and related matters on a periodic basis.

                                   APPENDIX A

                                   MEMORANDUM

TO:      All CAM North America Region Employees

FROM:    CAM Legal and Compliance

DATE:    July ____, 2003

RE: New CAM North America Region Proxy Voting Policies and Procedures Conflicts of Interest with respect to Proxy Voting

Citigroup Asset Management (CAM) currently has in place proxy voting policies and procedures designed to ensure that CAM votes proxies in the best interest of client accounts. Attached to this memorandum is a copy of CAM North America Region Proxy Voting Policies and Procedures that have been updated, effective as of July 2003, to comply with a new SEC rule under the Investment Advisers Act that addresses an investment adviser's fiduciary obligation to its clients when voting proxies. AS DISCUSSED IN MORE DETAIL BELOW, CAM EMPLOYEES ARE UNDER AN OBLIGATION (i) TO BE AWARE OF THE POTENTIAL FOR CONFLICTS OF INTEREST ON THE PART OF CAM IN VOTING PROXIES ON BEHALF OF CLIENT ACCOUNTS BOTH AS A RESULT OF AN EMPLOYEE'S PERSONAL RELATIONSHIPS AND DUE TO SPECIAL CIRCUMSTANCES THAT MAY ARISE DURING THE CONDUCT OF CAM'S BUSINESS, AND (ii) TO BRING CONFLICTS OF INTEREST OF WHICH THEY BECOME AWARE TO THE ATTENTION OF CAM COMPLIANCE.

         The updated proxy voting policies and procedures are substantially similar to the policies and procedures currently in effect in terms of CAM's stated position on certain types of proxy issues and the factors and considerations taken into account by CAM in voting on certain other types of proxy issues.

         The updated proxy voting policies and procedures reflect two major changes. First, Section VI (Recordkeeping and Oversight) of the updated policies and procedures sets forth detailed recordkeeping requirements relating to the proxy voting process, as required by the new SEC rule. CAM Compliance will be working with affected groups to make sure that we are complying with the new record retention requirements. Second, Section IV (Conflicts of Interest) of the updated policies and procedures sets forth procedures designed to identify and address material conflicts of interest that may arise between CAM's interests and those of its clients before proxies are voted on behalf of such clients, as required by the new SEC rule.

         While, as described in Section IV of the updated policies and procedures, CAM will seek to identify significant CAM client relationships and significant, publicized non-CAM affiliate client relationships(1) which could present CAM with a conflict of interest in voting proxies, all CAM employees must play an important role in helping our organization identify potential conflicts of interest that could impact CAM's proxy voting. CAM employees need to (i) be aware of the potential for conflicts of interest on the part of CAM in voting proxies on behalf of client accounts both as a result of an employee's personal relationships and due to special circumstances that may arise during the conduct of CAM's business, and (ii) bring conflicts of interest of which they become aware to the attention of a CAM compliance officer.

         A conflict of interest arises when the existence of a personal or business relationship on the part of CAM or one of its employees or special circumstances that arise during the conduct of CAM's business might influence, or appear to influence, the manner in which CAM decides to vote a proxy. An example of a personal relationship that creates a potential conflict of interest would be a situation in which a CAM employee (such as a portfolio manager or senior level executive) has a spouse or other close relative who serves as a director or senior executive of a company. An example of "special circumstances" would be explicit or implicit pressure exerted by a CAM relationship to try to influence CAM's vote on a proxy with respect to which the CAM relationship is the issuer. Another example would be a situation in which there was contact between CAM and non-CAM personnel in which the non-CAM personnel, on their own initiative or at the prompting of a client of a non-CAM unit of Citigroup, tried to exert pressure to influence CAM's proxy vote(2). Of course, the foregoing examples are not exhaustive, and a variety of situations may arise that raise conflict of interest questions for CAM. You are encouraged to raise and discuss with CAM Compliance particular facts and circumstances that you believe may raise conflict of interest issues for CAM.

         As described in Section IV of the updated policies and procedures, CAM has established a Proxy Voting Committee to assess the materiality of conflicts of interest brought to its attention by CAM Compliance as well as to agree upon appropriate methods to resolve material conflicts of interest before proxies affected by the conflicts of interest are voted(3). As described in the updated policies and procedures, there are a variety of methods and approaches that the Proxy Voting Committee may utilize to resolve material conflicts of interest. Please note that CAM employees should report all conflicts of interest

-----------------
(1,2) As a general matter, CAM takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between CAM and certain other Citigroup business units. CAM is sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. As noted, CAM seeks to identify such significant, publicized relationships, and for prudential reasons brings such identified situations to the attention of the Proxy Voting Committee, as described herein. Special circumstances, such as those described in the noted examples, also could cause CAM to consider whether non-CAM relationships between Citigroup and an issuer present a conflict of interest for CAM with respect to such issuer.

(3) Exceptions apply: (i) with respect to a proxy issue that will be voted in accordance with a stated CAM position on such issue, and (ii) with respect to a proxy issue that will be voted in accordance with the recommendation of an independent third party. Such issues are not brought to the attention of the Proxy Voting Committee because CAM's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party.

of which they become aware to CAM Compliance. It is up to the Proxy Voting Committee to assess the materiality of conflicts of interest brought to its attention and to agree upon an appropriate resolution with respect to conflicts of interest determined to be material.

         The obligation of CAM employees to be sensitive to the issue of conflicts of interest and to bring conflicts of interest to the attention of CAM Compliance is a serious one. Failure to do so can lead to negative legal, regulatory, and reputational consequences for the firm as well as to negative regulatory and disciplinary consequences for the CAM employee. Please consult with a CAM Compliance officer if you have any questions concerning your obligations with respect to conflicts of interest under the updated proxy voting policies and procedures.

                                   Appendix B

                         PROXY VOTING COMMITTEE MEMBERS

INVESTMENT MANAGEMENT REPRESENTATIVES

Wayne Lin
Amanda Suss

LEGAL REPRESENTATIVES

George Shively
Leonard Larrabee
Thomas Mandia

COMPLIANCE REPRESENTATIVES

Andrew Beagley
Jeffrey Scott
Joseph Hess

At least one representative from each of Investment Management, Legal and Compliance must participate in any deliberations and decisions of the Proxy Voting Committee.

                           JOHN HANCOCK ADVISERS, LLC
                     SOVEREIGN ASSET MANAGEMENT CORPORATION
                              PROXY VOTING SUMMARY

We believe in placing our clients' interests first. Once we invest, we monitor all our clients' holdings, to ensure that they maintain their potential to produce results for investors.

As part of our active investment management strategy, we keep a close eye on each company we invest in. Routinely, companies issue proxies by which they ask investors like us to vote for or against a change, such as a new management team, a new business procedure or an acquisition. We base our decisions on how to vote these proxies with the goal of maximizing the value of our clients' investments.

Currently, John Hancock Advisers, LLC ("JHA") and Sovereign Asset Management Corporation ("Sovereign") manage open-end funds, closed-end funds and portfolios for institutions and high-net-worth investors. Occasionally, we utilize the expertise of an outside asset manager by means of a subadvisory agreement. In all cases, JHA or Sovereign makes the final decision as to how to vote our clients' proxies. There is one exception, however, and that pertains to our international accounts. The investment management team for international investments votes the proxies for the accounts they manage. Unless voting is specifically retained by the named fiduciary of the client, JHA and Sovereign will vote proxies for ERISA clients.

In order to ensure a consistent, balanced approach across all our investment teams, we have established a proxy oversight group comprised of associates from our investment, operations and legal teams. The group has developed a set of policies and procedures that detail the standards for how JHA and Sovereign vote proxies. The guidelines of JHA have been approved and adopted by each fund client's board of trustees who have voted to delegate proxy voting authority to their investment adviser, JHA. JHA and Sovereign's other clients have granted us the authority to vote proxies in our advisory contracts or comparable documents.

JHA and Sovereign have hired a third party proxy voting service which has been instructed to vote all proxies in accordance with our established guidelines except as otherwise instructed.

In evaluating proxy issues, our proxy oversight group may consider information from many sources, including the portfolio manager, management of a company presenting a proposal, shareholder groups, and independent proxy research services. Proxies for securities on loan through securities lending programs will generally not be voted, however a decision may be made to recall a security for voting purposes if the issue is material.

Below are the guidelines we adhere to when voting proxies. Please keep in mind that these are purely guidelines. Our actual votes will be driven by the particular circumstances of each proxy. From time to time votes may ultimately be cast on a case-by-case basis, taking into consideration relevant facts and circumstances at the time of the vote. Decisions on these matters (case-by-case, abstention, recall) will normally be made by a portfolio manager under the supervision of the chief investment officer and the proxy oversight group. We may abstain from voting a proxy if we conclude that the effect on our clients' economic interests or the value of the portfolio holding is indeterminable or insignificant.

PROXY VOTING GUIDELINES

BOARD OF DIRECTORS

We believe good corporate governance evolves from an independent board.

We support the election of uncontested director nominees, but will withhold our vote for any nominee attending less than 75% of the board and committee meetings during the previous fiscal year. Contested elections will be considered on a case by case basis by the proxy oversight group, taking into account the nominee's qualifications. We will support management's ability to set the size of the board of directors and to fill vacancies without shareholder approval but will not support a board that has fewer than 3 directors or allows for the removal of a director without cause.

We will support declassification of a board and block efforts to adopt a classified board structure. This structure typically divides the board into classes with each class serving a staggered term.

In addition, we support proposals for board indemnification and limitation of director liability, as long as they are consistent with corporate law and shareholders' interests. We believe that this is necessary to attract qualified board members.

SELECTION OF AUDITORS

We believe an independent audit committee can best determine an auditor's qualifications.

We will vote for management proposals to ratify the board's selection of auditors, and for proposals to increase the independence of audit committees.

CAPITALIZATION

We will vote for a proposal to increase or decrease authorized common or preferred stock and the issuance of common stock, but will vote against a proposal to issue or convert preferred or multiple classes of stock if the board has unlimited rights to set the terms and conditions of the shares, or if the shares have voting rights inferior or superior to those of other shareholders.

In addition, we will support a management proposal to: create or restore preemptive rights; approve a stock repurchase program; approve a stock split or reverse stock split; and, approve the issuance or exercise of stock warrants

ACQUISITIONS, MERGERS AND CORPORATE RESTRUCTURING

Proposals to merge with or acquire another company will be voted on a case-by-case basis, as will proposals for recapitalization, restructuring, leveraged buyout, sale of assets, bankruptcy or liquidation. We will vote against a reincorporation proposal if it would reduce shareholder rights. We will vote against a management proposal to ratify or adopt a poison pill or to establish a supermajority voting provision to approve a merger or other business combination. We would however support a management proposal to opt out of a state takeover statutory provision, to spin-off certain operations or divisions and to establish a fair price provision.

CORPORATE STRUCTURE AND SHAREHOLDER RIGHTS

In general, we support proposals that foster good corporate governance procedures and that provide shareholders with voting power equal to their equity interest in the company.

To preserve shareholder rights, we will vote against a management proposal to restrict shareholders' right to: call a special meeting and to eliminate a shareholders' right to act by written consent. In addition, we will not support a management proposal to adopt a supermajority vote requirement to change certain by-law or charter provisions or a non-technical amendment to by-laws or a charter that reduces shareholder rights.

EQUITY-BASED COMPENSATION

Equity-based compensation is designed to attract, retain and motivate talented executives and independent directors, but should not be so significant as to materially dilute shareholders' interests.

We will vote against the adoption or amendment of a stock option plan if:

         -        the compensation committee is not fully independent

         -        plan dilution is more than 10% of outstanding common stock,

         - company allows or has allowed the re-pricing or replacement of underwater options in the past three fiscal years (or the exchange of underwater options) without shareholder approval.

         - the option is not premium priced or indexed, or does not vest based on future performance

With respect to the adoption or amendment of employee stock purchase plans or a stock award plan, we will vote against management if:

         - the plan allows stock to be purchased at less than 85% of fair market value;

         -        this plan dilutes outstanding common equity greater than 10%

         - all stock purchase plans, including the proposed plan, exceed 15% of outstanding common equity

         -        the potential dilution from all company plans is more than 85%

With respect to director stock incentive/option plans, we will vote against management if:

         - the minimum vesting period for options or time lapsing restricted stock is less than one year

         -        the potential dilution for all company plans is more than 85%


OTHER BUSINESS

For routine business matters which are the subject of many proxy related questions, we will vote with management proposals to:

         -        change the company name;

         -        approve other business;

         -        adjourn meetings;

         -        make technical amendments to the by-laws or charters;

         -        approve financial statements;

         -        approve an employment agreement or contract.

SHAREHOLDER PROPOSALS

Shareholders are permitted per SEC regulations to submit proposals for inclusion in a company's proxy statement. We will generally vote against shareholder proposals and in accordance with the recommendation of management except as follows where we will vote for proposals:

         -        calling for shareholder ratification of auditors;

         -        calling for auditors to attend annual meetings;

         -        seeking to increase board independence;

         -        requiring minimum stock ownership by directors;

         - seeking to create a nominating committee or to increase the independence of the nominating committee;

         -        seeking to increase the independence of the audit committee.

CORPORATE AND SOCIAL POLICY ISSUES

We believe that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors.

Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. We generally vote against business practice proposals and abstain on social policy issues, though we may make exceptions in certain instances where we believe a proposal has substantial economic implications.

                           JOHN HANCOCK ADVISERS, LLC
                     SOVEREIGN ASSET MANAGEMENT CORPORATION
                             PROXY VOTING PROCEDURES

THE ROLE OF THE PROXY VOTING SERVICE

John Hancock Advisers, LLC ("JHA") and Sovereign Asset Management Corporation ("Sovereign") have hired a proxy voting service to assist with the voting of client proxies. The proxy service coordinates with client custodians to ensure that proxies are received for securities held in client accounts and acted on in a timely manner. The proxy service votes all proxies received in accordance with the proxy voting guidelines established and adopted by JHA and Sovereign. When it is unclear how to apply a particular proxy voting guideline or when a particular proposal is not covered by the guidelines, the proxy voting service will contact the proxy oversight group coordinator for a resolution.

THE ROLE OF THE PROXY OVERSIGHT GROUP AND COORDINATOR

The coordinator will interact directly with the proxy voting service to resolve any issues the proxy voting service brings to the attention of JHA or Sovereign. When a question arises regarding how a proxy should be voted the coordinator contacts the firm's investment professionals and the proxy oversight group for a resolution. In addition the coordinator ensures that the proxy voting service receives responses in a timely manner. Also, the coordinator is responsible for identifying whether, when a voting issue arises, there is a potential conflict of interest situation and then escalating the issue to the firm's Executive Committee. For securities out on loan as part of a securities lending program, if a decision is made to vote a proxy, the coordinator will manage the return/recall of the securities so the proxy can be voted.

THE ROLE OF MUTUAL FUND TRUSTEES

The boards of trustees of our mutual fund clients have reviewed and adopted the proxy voting guidelines of the funds' investment adviser, JHA. The trustees will periodically review the proxy voting guidelines and suggest changes they deem advisable.

CONFLICTS OF INTEREST

Conflicts of interest are resolved in the best interest of clients.

With respect to potential conflicts of interest, proxies will be voted in accordance with JHA's or Sovereign's predetermined policies. If application of the predetermined policy is unclear or does not address a particular proposal, a special internal review by the JHA Executive Committee or Sovereign Executive Committee will determine the vote. After voting, a report will be made to the client (in the case of an investment company, to the fund's board of trustees), if requested. An example of a conflict of interest created with respect to a proxy solicitation is when JHA or Sovereign must vote the proxies of companies that they provide investment advice to or are currently seeking to provide investment advice to, such as to pension plans.

PROXY VOTING POLICY                                                  (SSgA LOGO)
                                                          Funds Management, Inc.

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

     1) describes its proxy voting procedures to its clients in Part II of its Form ADV;

     2)   provides the client with this written proxy policy, upon request;

     3) discloses to its clients how they may obtain information on how FM voted the client's proxies;

     4)   matches proxies received with holdings as of record date;

     5)   reconciles holdings as of record date and rectifies any discrepancies;

     6) generally applies its proxy voting policy consistently and keeps records of votes for each client;

     7)   documents the reason(s) for voting for all non-routine items; and

     8) keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and
(ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.


APPROVED APRIL 7, 2004                                               PAGE 1 OF 8

PROXY VOTING POLICY                                                  (SSgA LOGO)
                                                          Funds Management, Inc.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

Management Proposals

I. FM votes in support of management on the following ballot items, which are fairly common management sponsored initiatives.

     - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities

     -    Approval of auditors

     -    Directors' and auditors' compensation

     -    Directors' liability and indemnification

     -    Discharge of board members and auditors

     -    Financial statements and allocation of income

     - Dividend payouts that are greater than or equal to country and industry standards

     -    Authorization of share repurchase programs

     -    General updating of or corrective amendments to charter

     -    Change in Corporation Name

     -    Elimination of cumulative voting


APPROVED APRIL 7, 2004                                               PAGE 2 OF 8

PROXY VOTING POLICY                                                  (SSgA LOGO)
                                                          Funds Management, Inc.

II. FM votes in support of management on the following items, which have potentially substantial financial or best-interest impact:

     - Capitalization changes which eliminate other classes of stock and voting rights

     - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies

     - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares

     -    Elimination of "poison pill" rights

     - Stock purchase plans with an exercise price of not less that 85% of fair market value

     -    Stock option plans which are incentive based and not excessive

     -    Other stock-based plans which are appropriately structured

     -    Reductions in super-majority vote requirements

     -    Adoption of anti-"greenmail" provisions

III. FM votes against management on the following items, which have potentially substantial financial or best interest impact:

     - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders

     - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders

     - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

     - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

     -    Elimination of Shareholders' Right to Call Special Meetings

     -    Establishment of classified boards of directors

     - Reincorporation in a state which has more stringent anti-takeover and related provisions

     - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding


APPROVED APRIL 7, 2004                                               PAGE 3 OF 8

PROXY VOTING POLICY                                                  (SSgA LOGO)
                                                          Funds Management, Inc.

     -    Excessive compensation

     - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered

     -    Adjournment of Meeting to Solicit Additional Votes

     - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy

     - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV. FM evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, FM uses its discretion in order to maximize shareholder value. FM, generally votes, as follows:

     - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

     - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds

     - Against offers when there are prospects for an enhanced bid or other bidders

     - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

Shareholder Proposals

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. FM believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I. FM votes in support of shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     -    Requirements that auditors attend the annual meeting of shareholders

     -    Establishment of an annual election of the board of directors

     - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees


APPROVED APRIL 7, 2004                                               PAGE 4 OF 8

PROXY VOTING POLICY                                                  (SSgA LOGO)
                                                          Funds Management, Inc.

     - Mandates that amendments to bylaws or charters have shareholder approval

     -    Mandates that shareholder-rights plans be put to a vote or repealed

     -    Establishment of confidential voting

     - Expansions to reporting of financial or compensation-related information, within reason

     -    Repeals of various anti-takeover related provisions

     -    Reduction or elimination of super-majority vote requirements

     -    Repeals or prohibitions of "greenmail" provisions

     -    "Opting-out" of business combination provisions

     - Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

II. In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, FM votes in support of shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

     - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

     - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

     - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

III. FM votes against shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

     -    Limits to tenure of directors

     - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

     -    Restoration of cumulative voting in the election of directors


APPROVED APRIL 7, 2004                                               PAGE 5 OF 8

PROXY VOTING POLICY                                                  (SSgA LOGO)
                                                          Funds Management, Inc.

     - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature

     - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

     - Proposals which require inappropriate endorsements or corporate actions

     - Requiring the company to expense stock options unless already mandated by FASB (or similar body) under regulations that supply a common valuation model.

     - Proposal asking companies to adopt full tenure holding periods for their executives.

     - Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee

Shareholder Activism

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.


APPROVED APRIL 7, 2004                                               PAGE 6 OF 8

PROXY VOTING POLICY                                                  (SSgA LOGO)
                                                          Funds Management, Inc.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

     1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;

     2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

     3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);


APPROVED APRIL 7, 2004                                               PAGE 7 OF 8

PROXY VOTING POLICY                                                  (SSgA LOGO)
                                                          Funds Management, Inc.

     4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

     5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.


APPROVED APRIL 7, 2004                                               PAGE 8 OF 8

                         SUSTAINABLE GROWTH ADVISERS, LP

                       PROXY VOTING POLICY AND PROCEDURES

                               STATEMENT OF POLICY

      Sustainable Growth Advisers, LP ("SGA") acts as a discretionary investment adviser for various clients and registered mutual funds. Our authority to vote the proxies of our clients is established by our investment advisory agreement or other written directives. SGA's proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interest of the clients. The policy and procedures are updated as appropriate to take into account developments in the law, best practices in the industry, and refinements deemed appropriate by SGA. Material conflicts are resolved in the best interest of the clients or in accordance with specific client directives.

      SGA's policies and procedures are based on the following: legislative materials, studies of corporate governance and other proxy voting issues, analyses of shareholder and management proposals and other materials helpful in studying the issues involved.

      The litmus test of any proposal, whether it is advanced by management or by one or more shareholders, is whether the adoption of the proposal allows the company to carry on its affairs in such a manner that the clients' best interests will be served. The proxy vote is an asset belonging to the client. SGA votes the proxies to positively influence corporate governance in a manner that, in SGA's best judgment, enhances shareholder value.

      SGA takes a limited role or declines to take responsibility for voting client proxies under the following circumstances:

      1. Responsibility of voting proxies has been assigned to another party in the advisory contract or other written directives. In the case of an ERISA client, the voting right has been retained by a named fiduciary of the plan other than SGA.

      2. Once a client account has been terminated with SGA in accordance with the investment advisory agreement, SGA will not vote any proxies received after the termination.

      3. Security positions that are completely sold from a clients account between proxy record date and meeting date, SGA will not vote the proxy.

      4. Proxies for securities held in an unsupervised portion of the client's account generally will not be voted.

      5. Proxies for securities on loan that must be recalled in order to vote, generally will not be voted.

      6. Specialized treatment in voting proxies when directed in the advisory contract or other written directives. These directions to vote proxies may be different from SGA's policy and procedures.

      7. Specialized treatment may be applied to ERISA accounts as SGA's responsibilities for voting ERISA accounts include: the duty of loyalty, prudence, compliance with the plan, as well as a duty to avoid prohibited transactions.

These policies and procedures are provided to clients upon request, with the provision that they may be updated from time to time. Clients can also obtain information on how proxies were voted.

                                   PROCEDURES

      Designated individuals are assigned the duties of receiving and reviewing proxies. These individuals ensure that proxies are voted only for those clients that have designated this authority to SGA.

      Judgmental issues are reviewed by senior investment professionals to determine if adopting the proposal is in the best interest of our clients. An assessment is made to determine the extent to which there may be a material conflict between the adviser's interests and those of the client. If conflicts arise, SGA will vote in accordance with its pre-determined policies.

      As part of recordkeeping the following documents are maintained: (1) copy of the policies and procedures; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by SGA that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and SGA's written response to any (written or oral) client request for such records. These records are maintained for a period of five years.

                              CATEGORIES OF ISSUES

      It is the policy of SGA to generally vote with management on routine matters affecting the future of the corporation. If we frequently disagree with management, we will generally sell the stock. Occasionally, however when merger proposals or other corporate restructuring are involved, we vote shares we manage based on our best judgment as to what will produce the highest return relative to risk.

      Following are examples of agenda items that SGA generally APPROVES:

Election of Directors: Unless SGA has reason to object to a given director, each director on management's slate is approved.

Approval of Auditors: SGA generally defers to management in picking a CPA firm and votes for management's choice.

Directors' Liability and Indemnification: Since this is a legitimate cost of doing business and important to attracting competent directors, SGA generally approves.

Updating the Corporate Charter: Management periodically asks shareholders to vote for housekeeping updates to its charter and SGA generally approves.

Increase in the Common Share Authorization: As long as the increase is reasonable, SGA generally approves.

Stock Purchase Plans: SGA believes that equity participation plans positively motivate management, directors and employees. Therefore, SGA generally approves stock purchase plans unless we have reason to object.

Stock Option Plans and Stock Participation Plans: If in SGA's judgment and provided that they are not excessive, these plans are generally approved since they motivate management to enhance shareholder value.

      Following are examples of issues presented for shareholder vote that are generally OPPOSED because their approval is judged not to be in the best interest of the client.

Elimination of Pre-Emptive Rights: Pre-emptive rights have value to the stockholder. They can be sold outright or used to buy additional shares, usually at a significant discount to the stock's market price. To approve their elimination would mean giving away something of potential value to the client. Elimination of pre-emptive rights also potentially dilutes the shareholders' proportionate share of current holdings and diminishes shareholder rights or control over management. Therefore, SGA generally opposes their elimination.

Poison Pills: These are usually referred to as Shareholder Rights Plans and are used by management to prevent an unfriendly takeover. Generally, management asks the shareholders to approve a huge increase in authorized common shares often accompanied by the approval of a new issue of preferred stock, the terms of which can be set later by management at the onset of an uninvited bid for the company. SGA generally opposes these and other devices utilized by corporate management to elude acquirers, raiders or other legitimate offers unless it views such devices as likely to increase shareholder value in the future and not just entrench management.

Proposals to Establish Staggered Boards: Since staggered election dates of board members impede hostile acquisitions and serve to entrench current management, they are not in the best interest of the shareholder and are generally opposed. It is SGA's judgment that uninvited bids for the company's stock should not be discouraged. They are usually at a substantial premium over the existing market price, so they can be very profitable to the shareholder. It is better that management have a threat of an unwanted bid to give them the incentive to manage the company for the enhancement of shareholder value.

New Classes of Shares Having Different Voting Rights: These are not in the client's best interest because they are contrary to the principle of "one share one vote" and could dilute the current stockholders' control.

Shareholders Proposals That Offer No Specific Economic Benefit to the Client:
When social issues are proposed by one or more shareholders, SGA evaluates them to determine if their approval will be of economic benefit to the client or whether their adoption will result in additional cost to the company and/or impede its ability to do business. If the proposal offers no economic benefit, it is generally opposed.

                              CONFLICTS OF INTEREST

      SGA's proxy voting policies and procedures are designed to ensure that proxies are properly voted, material conflicts are avoided, and fiduciary obligations are fulfilled.

      SGA personnel may be nominated to serve on the board of directors of a portfolio company. In these cases, the SGA employee serving as director must balance his or her duty owed to SGA's clients with his or her duty owed to all of the shareholders of the Company. The SGA Proxy Committee (the "Committee") will make decision on how to vote the proxies of a portfolio company where an SGA employee serves as director on the board. The Committee presently consists of the three principals of SGA. Any investment professional serving on the committee shall not have primary responsibility for SGA's relationship with the applicable portfolio company.

There any be occasions (although SGA anticipates they would be rare) where the proxy guidelines or policies of one of the managed accounts may conflict with SGA's general guidelines or with the guidelines or policies of another managed account. In such a case, it is SGA's policy to attempt to comply with each of the different client policies so long as, in doing so, SGA continues to comply with ERISA and any other applicable law, regulation and policy. In order to achieve compliance with differing guidelines or policies, it ma be necessary to vote the proxies on a proportionate basis (based on number of shares held). If there is to be a departure from a client's proxy voting policy or guidelines, a Principal of SGA will contact the designated representative at the client to address and resolve the situation as appropriated.

      To obtain information on how Sustainable Growth Advisers, LP has voted proxies, you may contact us at:

                         Sustainable Growth Advisers, LP
                      1285 Ave of the Americas, 35th Floor
                             New York, NY 10019-6028

                            By phone: (212) 554-4997
                             By fax: (212) 554-4964
                          E-mail: mgreve@sgadvisers.com

                 T. ROWE PRICE ASSOCIATES, INC AND T. ROWE PRICE
                               INTERNATIONAL, INC

                      PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

         T. Rowe Price Associates, Inc. and T. Rowe Price International, Inc ("T. ROWE PRICE") recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company's directors and on matters affecting certain important aspects of the company's structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies which it sponsors and serves as investment adviser ("T. ROWE PRICE FUNDS") and by institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice.

         T. Rowe Price has adopted these Proxy Voting Policies and Procedures ("POLICIES AND PROCEDURES") for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.

         FIDUCIARY CONSIDERATIONS. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

         CONSIDERATION GIVEN MANAGEMENT RECOMMENDATIONS. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. The Policies and Procedures were developed with the recognition that a company's management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company's board of directors. Accordingly, T. Rowe Price believes that the recommendation of management on most issues should be given weight in determining how proxy issues should be voted. However, the position of the company's management will not be supported in any situation where it is found to be not in the best interests of the client, and the portfolio manager may always elect to vote contrary to management when he or she believes a particular proxy proposal may adversely affect the investment merits of owning stock in a portfolio company.

ADMINISTRATION OF POLICIES AND PROCEDURES

         PROXY COMMITTEE. T. Rowe Price's Proxy Committee ("PROXY COMMITTEE") is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving social responsibility issues. The Proxy Committee also reviews questions and responds to inquiries from clients and mutual fund shareholders pertaining to proxy issues of corporate responsibility. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Fund's Investment Advisory Committee or the counsel client's portfolio manager.

         INVESTMENT SUPPORT GROUP. The Investment Support Group ("INVESTMENT SUPPORT GROUP") is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

         PROXY ADMINISTRATOR. The Investment Support Group will assign a Proxy Administrator ("PROXY ADMINISTRATOR") who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers and regional managers for consideration.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

         In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services ("ISS") as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price's proxy voting guidelines, and many of our guidelines are consistent with ISS positions,
T. Rowe Price may deviate from ISS recommendations on general policy issues or specific proxy proposals.

MEETING NOTIFICATION

         T. Rowe Price utilizes ISS' voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through ProxyMaster.com, an ISS web-based application. ISS is also responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to T. Rowe Price upon request.

VOTE DETERMINATION

         ISS provides comprehensive summaries of proxy proposals (including social responsibility issues), publications discussing key proxy voting issues, and specific vote recommendations regarding portfolio company proxies to assist in the proxy research process. Upon request, portfolio managers may receive any or all of the above-mentioned research materials to assist in the vote determination process. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the viewpoint of our clients.

         Portfolio managers may decide to vote their proxies consistent with T. Rowe Price's policies as set by the Proxy Committee and instruct our Proxy Administrator to vote all proxies accordingly. In such cases, he or she may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose only to sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive a weekly report summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their vote. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast in opposition to T. Rowe Price policy.

T. ROWE PRICE VOTING POLICIES

         Specific voting guidelines have been adopted by the Proxy Committee for routine anti-takeover, executive compensation and corporate governance proposals, as well as other common shareholder proposals, and are available to clients upon request. The following is a summary of the significant T. Rowe Price policies:

         Election of Directors - T. Rowe Price generally supports slates with a majority of independent directors and nominating committees chaired by an independent board member. We withhold votes for inside directors serving on compensation and audit committees and for directors who miss more than one-fourth of the scheduled board meetings. We vote against management efforts to stagger board member terms because a staggered board may act as a deterrent to takeover proposals.

- Anti-takeover and Corporate Governance Issues - T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights. Also, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights when voting on corporate governance proposals.

- Executive Compensation Issues - T. Rowe Price's goal is to assure that a company's equity-based compensation plan is aligned with shareholders' long-term interests. While we evaluate most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option grants based on a number of criteria such as the costs associated with the plan, plan features, dilution to shareholders and comparability to plans in the company's peer group. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock.

- Social and Corporate Responsibility Issues - Vote determinations for corporate responsibility issues are made by the Proxy Committee using ISS voting recommendations. T. Rowe Price generally votes with a company's management on the following social issues unless the issue has substantial economic implications for the company's business and operations which have not been adequately addressed by management:

         -        Corporate environmental practices;

         -        Board diversity;

         -        Employment practices and employment opportunity;

         -        Military, nuclear power and related energy issues;

         - Tobacco, alcohol, infant formula and safety in advertising practices;

         -        Economic conversion and diversification;

         -        International labor practices and operating policies;

         -        Genetically-modified foods;

         -        Animal rights; and

         - Political contributions/activities and charitable contributions.

         Global Portfolio Companies - ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company's domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not necessarily appropriate for foreign markets. The Proxy Committee has reviewed ISS' general global policies and has developed international proxy voting guidelines which in most instances are consistent with ISS recommendations.

         Votes Against Company Management - Where ISS recommends a vote against management on any particular proxy issue, the Proxy Administrator ensures that the portfolio manager reviews such recommendations before a vote is cast. If a research analyst or portfolio manager believes that management's view on a particular proxy proposal may adversely affect the investment merits of owning stock in a particular company, he/she may elect to vote contrary to management.

         Index and Passively Managed Accounts - Proxy voting for index and other passively-managed portfolios is administered by the Investment Support Group using ISS voting recommendations when their recommendations are consistent with
T. Rowe Price's policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process.

         Divided Votes - In the unusual situation where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or Price Fund, the Investment Support Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. Opposing votes will be cast only if it is determined to be prudent to do so in light of each client's investment program and objectives. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against T. Rowe Price policy. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to T. Rowe Price policy.

         Shareblocking - Shareblocking is the practice in certain foreign countries of "freezing" shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. Depending upon market practice and regulations, shares can sometimes be unblocked, allowing the trade to settle but negating the proxy vote. T. Rowe Price's policy is generally to vote all shares in shareblocking countries unless, in its experience, trade settlement would be unduly restricted.

         Securities on Loan - The T. Rowe Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price's policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

VOTE EXECUTION AND MONITORING OF VOTING PROCESS

         Once the vote has been determined, the Proxy Administrator enters votes electronically into ISS's ProxyMaster system. ISS then transmits the votes to the proxy agents or custodian banks and sends electronic confirmation to T. Rowe Price indicating that the votes were successfully transmitted.

         On a daily basis, the Proxy Administrator queries the ProxyMaster system to determine newly announced meetings and meetings not yet voted. When the date of the stockholders' meeting is approaching, the Proxy Administrator contacts the applicable portfolio manager if the vote for a particular client or Price Fund has not yet been recorded in the computer system.

         Should a portfolio manager wish to change a vote already submitted, the portfolio manager may do so up until the deadline for vote submission, which varies depending on the company's domicile.

MONITORING AND RESOLVING CONFLICTS OF INTEREST

         The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting.

         Application of the T. Rowe Price guidelines to vote clients proxies should in most instances adequately address any possible conflicts of interest since our voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Administrator and the Proxy Committee review all such proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company's proxy. Issues raising possible conflicts of interest are referred by the Proxy Administrator to designated members of the Proxy Committee for immediate resolution. Voting of T. Rowe Price Group, Inc. common stock (sym:
TROW) by certain T. Rowe Price Index Funds will be done in all instances accordance with T. Rowe Price policy and votes inconsistent with policy will not be permitted.

REPORTING AND RECORD RETENTION

         Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods. All client requests for proxy information will be recorded and fulfilled by the Proxy Administrator.

         T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company's management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. Proxy statements received from issuers (other than those which are available on the SEC's EDGAR database) are kept by ISS in its capacity as voting agent and are available upon request. All proxy voting materials and supporting documentation are retained for six years.

                        TEMPLETON GLOBAL ADVISORS LIMITED

                       PROXY VOTING POLICIES & PROCEDURES

RESPONSIBILITY OF ADVISER TO VOTE PROXIES

Templeton Global Advisors Limited (hereinafter "Adviser") has delegated its administrative duties with respect to voting proxies to the Proxy Group within Franklin Templeton Companies, LLC (the "Proxy Group"), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including but not limited to legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by Adviser) that has either delegated proxy voting administrative responsibility to Adviser or has asked for information on the issues to be voted. The Proxy Group will process proxy votes on behalf of, and Adviser votes proxies solely in the interests of, separate account clients, Adviser-managed mutual fund shareholders, or, where employee benefit plan assets are involved, in the interests of the plan participants and beneficiaries (collectively, "Advisory Clients") that have properly delegated such responsibility or will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about Adviser's views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of Adviser.

HOW ADVISER VOTES PROXIES

FIDUCIARY CONSIDERATIONS

All proxies received by the Proxy Group will be voted based upon Adviser's instructions and/or policies. To assist it in analyzing proxies, Adviser subscribes to Institutional Shareholder Services ("ISS"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, record keeping and vote disclosure services. In addition, Adviser subscribes to Glass Lewis & Co., LLC ("Glass Lewis"), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, Adviser does not consider recommendations from ISS, Glass Lewis, or any other third party to be determinative of Adviser's ultimate decision. As a matter of policy, the officers, directors and employees of Adviser and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

CONFLICTS OF INTEREST

All conflicts of interest will be resolved in the interests of the Advisory Clients. Adviser is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, a situation may arise where one affiliate makes a voting decision on a company's proxy without the knowledge that another affiliate manages that company's retirement plan or other assets. In situations where Adviser perceives a material conflict of interest, Adviser may disclose the conflict to the relevant Advisory Clients; defer to the voting recommendation of the Advisory Clients, ISS, Glass Lewis, or those of another independent third party provider of proxy services; send the proxy directly to the relevant Advisory Clients for a voting decision; or take such other action in good faith (in consultation with counsel) which would protect the interests of the Advisory Clients.

WEIGHT GIVEN MANAGEMENT RECOMMENDATIONS

One of the primary factors Adviser considers when determining the desirability of investing in a particular company is the quality and depth of that company's management. Accordingly, the recommendation of management on any issue is a factor which Adviser considers in determining how proxies should be voted. However, Adviser does not consider recommendations from management to be determinative of Adviser's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and Adviser will not support the position of a company's management in any situation where it determines that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

THE PROXY GROUP

The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Compliance Department and is overseen by legal counsel. Full-time staff members are devoted to proxy voting administration and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from ISS, Glass Lewis, or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by Adviser's managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the meeting notice, agenda, ISS and/or Glass Lewis analyses, recommendations and any other available information. Adviser's research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, ISS and/or Glass Lewis analyses, their knowledge of the company and any other information readily available. The Proxy Group must obtain voting instructions from Adviser's research analyst, relevant portfolio manager(s) and/or legal counsel prior to submitting the vote.

GENERAL PROXY VOTING GUIDELINES

Adviser has adopted general guidelines for voting proxies as summarized below. Although these guidelines are to be followed as a general policy, in all cases each proxy will be considered based on the relevant facts and circumstances. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Adviser anticipate all future situations. Corporate governance issues are diverse and continually evolving and Adviser devotes significant time and resources to monitor these changes.

ADVISER'S PROXY VOTING POLICIES AND PRINCIPLES

Adviser's proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of Adviser's organization, including portfolio management, legal counsel, and Adviser's officers. The Board of Directors of Franklin Templeton's U.S.-registered mutual funds will approve the proxy voting policies and procedures annually.

The following guidelines reflect what Adviser believes to be good corporate governance and behavior:

BOARD OF DIRECTORS: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Adviser supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. Adviser will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. Adviser will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, Adviser will review this issue on a case-by-case basis taking into consideration other factors including the company's corporate governance guidelines and performance. Adviser evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance.

RATIFICATION OF AUDITORS: In light of several high profile accounting scandals, Adviser will closely scrutinize the role and performance of auditors. On a case-by-case basis, Adviser will examine proposals relating to non-audit relationships and non-audit fees. Adviser will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence attributable to the auditors.

MANAGEMENT & DIRECTOR COMPENSATION: A company's equity-based compensation plan should be in alignment with the shareholders' long-term interests. Adviser evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Adviser reviews the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. Adviser will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. Adviser will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although Adviser will generally oppose "golden parachutes" that are considered excessive. Adviser will normally support proposals that require that a percentage of directors' compensation be in the form of common stock, as it aligns their interests with those of the shareholders. Adviser will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans, and will continue to closely monitor any future developments in this area.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES: Adviser generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, Adviser conducts an independent review of each anti-takeover proposal. On occasion, Adviser may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients' interests as stockholders. Adviser generally supports proposals that require shareholder rights plans ("poison pills") to be subject to a shareholder vote. Adviser will closely evaluate shareholder rights' plans on a case-by-case basis to determine whether or not they warrant support. Adviser will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, Adviser generally opposes any supermajority voting requirements as well as the payment of "greenmail." Adviser usually supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE: Adviser realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. Adviser will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Adviser will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Adviser will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. Adviser will review proposals seeking preemptive rights on a case-by-case basis.

MERGERS AND CORPORATE RESTRUCTURING: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. Adviser will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES: As a fiduciary, Adviser is primarily concerned about the financial interests of its Advisory Clients. Adviser will generally give management discretion with regard to social, environmental and ethical issues although Adviser may vote in favor of those issues that are believed to have significant economic benefits or implications.

GLOBAL CORPORATE GOVERNANCE: Adviser manages investments in countries worldwide. Many of the tenets discussed above are applied to Adviser's proxy voting decisions for international investments. However, Adviser must be flexible in these worldwide markets and must be mindful of the varied market practices of each region. As experienced money managers, Adviser's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

PROXY PROCEDURES

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC rules and regulations. In addition, Adviser understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Adviser will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which Adviser cannot vote proxies. For example, if the cost of voting a foreign proxy outweighs the benefit of voting, the Proxy Group may refrain from processing that vote. Additionally, the Proxy Group may not be given enough time to process the vote. For example, the Proxy Group, through no fault of their own, may receive a meeting notice from the company too late, or may be unable to obtain a timely translation of the agenda. In addition, if Adviser has outstanding sell orders, the proxies for those meetings may not be voted in order to facilitate the sale of those securities. Although Adviser may hold shares on a company's record date, should it sell them prior to the company's meeting date, Adviser ultimately may decide not to vote those shares.

Adviser may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if "Other Business" is listed on the agenda with no further information included in the proxy materials, Adviser may vote against the item to send a message to the company that if it had provided additional information, Adviser may have voted in favor of that item. Adviser may also enter an "abstain" vote on the election of certain directors from time to time based on individual situations, particularly where Adviser is not in favor of electing a director and there is no provision for voting against such director.

The following describes the standard procedures that are to be followed with respect to carrying out Adviser's proxy policy:

      1. The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority to the Adviser. The Proxy Group will periodically review and update this list.

      2. All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded immediately by the Proxy Group in a database to maintain control over such materials. The Proxy Group will confirm each relevant Advisory Client's holdings of the securities and that the client is eligible to vote.

      3. The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from ISS and/or Glass Lewis, or other information. The Proxy Group will then forward this information to the appropriate research analyst and/or legal counsel for review and voting instructions.

      4. In determining how to vote, Adviser's analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations put forth by ISS, Glass Lewis, or other independent third party providers of proxy services.

      5. The Proxy Group is responsible for maintaining the documentation that supports Adviser's voting position. Such documentation will include, but is not limited to, any information provided by ISS, Glass Lewis, or other proxy service providers, and, especially as to non-routine, materially significant or controversial matters, memoranda describing the position it has taken, why that position is in the best interest of its Advisory Clients (including separate accounts such as ERISA accounts as well as mutual funds), an indication of whether it supported or did not support management and any other relevant information. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager and/or legal counsel.

      6. After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

      7. The Proxy Group will attempt to submit Adviser's vote on all proxies to ISS for processing at least three days prior to the meeting for U.S. securities and 10 days prior to the meeting for foreign securities. However, in certain foreign jurisdictions it may be impossible to return the proxy 10 days in advance of the meeting. In these situations, the Proxy Group will use its best efforts to send the proxy vote to ISS in sufficient time for the vote to be lodged.

      8. The Proxy Group prepares reports for each client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the client, retains a copy in the client's file and forwards a copy to the appropriate portfolio manager. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by a client.

      9. If the Proxy Group learns of a vote on a material event that will affect a security on loan, the Group will notify Adviser and obtain instructions regarding whether Adviser desires the Franklin Templeton Services, LLC Fund Treasury Department to contact the custodian bank in an effort to retrieve the securities. If so requested by Adviser, the Proxy Group shall use its best efforts to call such loans or use other practicable and legally enforceable means to ensure that Adviser is able to fulfill its fiduciary duty to vote proxies for Advisory Clients with respect to such loaned securities.

      10. The Proxy Group, in conjunction with Legal Compliance Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to investment company clients, disclose that its proxy voting record is available on the web site, and will make available the information disclosed in its Form N-PX as soon as is reasonable practicable after filing Form N-PX with the SEC.

      11. The Proxy Group, in conjunction with Legal Compliance Staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the investment company clients is made in such clients' financial statements and disclosure documents.

      12. The Proxy Group will review the guidelines of ISS and Glass Lewis, with special emphasis on the factors they use with respect to proxy voting recommendations.

      13. The Proxy Group will familiarize itself with the procedures of ISS that govern the transmission of proxy voting information from the Proxy Group to ISS and periodically review how well this process is functioning.

      14. The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.

      15.   Periodically, the Proxy Group will verify that:

            - All annual proxies for the securities held by Advisory Clients have been received;

            - Each proxy or a sample of proxies received has been voted in a manner consistent with these Procedures and the Proxy Voting Guidelines;

            - Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted; and timely filings were made with the SEC related to proxy voting.

The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this function. All records will be retained for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-847-2268, or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Advisory Clients may review Adviser's proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above. The Proxy Group will periodically review web site posting and update the posting when necessary. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Adviser are available as required by law and is responsible for overseeing the filing of such policies, procedures and mutual fund voting records with the SEC.

As of October 5, 2004

                        TEMPLETON INVESTMENT COUNSEL, LLC
                       PROXY VOTING POLICIES & PROCEDURES

RESPONSIBILITY OF TEMPLETON INVESTMENT COUNSEL, LLC TO VOTE PROXIES

Templeton Investment Counsel, LLC (hereinafter "TIC") has delegated its administrative duties with respect to voting proxies to Franklin Templeton Companies, LLC ("FTC,LLC"), a company wholly owned by Franklin Resources, Inc. which provides a variety of administrative services including legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies which TIC sponsors and any separate accounts managed by TIC) that has either delegated proxy voting administrative responsibility to FTC,LLC or has asked for information on the issues to be voted. FTC,LLC will then vote proxies on behalf of those clients who have properly delegated such responsibility or will inform clients that have not delegated the voting responsibility but who have requested voting advice about TIC's views on such proxy votes. This service is also provided by FTC,LLC to other advisory affiliates of TIC within the Franklin Templeton organization.

HOW TEMPLETON INVESTMENT COUNSEL, LLC VOTES PROXIES

FIDUCIARY CONSIDERATIONS

All proxies will be voted based upon TIC's instructions and/or policies. TIC will vote proxies solely in the interests of the client, TIC managed fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. As a matter of policy, the officers, directors and employees of FTC,LLC and TIC will not be influenced by outside sources whose interests conflict with the interests of clients, shareholders or participants and beneficiaries. Any conflict of interest will be resolved in the interests of the client, shareholders or participants and beneficiaries.

WEIGHT GIVEN MANAGEMENT RECOMMENDATIONS

One of the primary factors TIC considers when determining the desirability of investing in a particular company is the quality and depth of that company's management. Accordingly, TIC believes that the recommendation of management on any issue should be given substantial weight in determining how proxy issues should be resolved. As a matter of practice, the vote with respect to most issues will be cast in accordance with the position of the company's management, unless it is determined that the ratification of management's position would adversely affect the investment merits of owning the stock. Each issue, however, is considered on its own merits, and the position of the company's

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TEMPLETON INVESTMENT COUNSEL, LLC
PROXY VOTING POLICIES & PROCEDURES
December 31, 2002
Page 2

management will not be supported in any situation where it is found not to be in the best interests of our clients.

GENERAL PROXY VOTING GUIDELINES

TIC has adopted the general guidelines for voting proxies (attached as Exhibits A and B). Although these guidelines are to be followed as a general policy, in all cases each proxy will be considered based on the relevant facts and circumstances. As Exhibits A and B cannot provide an exhaustive list of all the issues that may arise, any issues which are substantially similar to ones listed will be voted in accordance with these guidelines.

In all of the situations outlined in Exhibits A and B, the FTC,LLC Proxy Group will review each proxy upon receipt as well as the materials and recommendations that they receive from Institutional Shareholder Services, Inc. ("ISS"), an unaffiliated research service. A member of the Proxy Group will consult with the research analyst who follows the security and/or legal counsel before voting on a particular issue which is not covered in the general guidelines. Any time an agenda item does not fall within the general guidelines of TIC's policies, the Proxy Group must obtain voting instructions from TIC prior to processing that vote.

TIC'S POLICY ON ANTI-TAKEOVER ISSUES

TIC generally opposes anti-takeover measures since they reduce shareholder rights. However, as with all proxy issues, TIC conducts an independent review of each anti-takeover proposal. On occasion, TIC may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm clients' interests as stockholders.

Anti-takeover issues include the following:

         FAIR PRICE PROVISIONS. Fair price provisions attempt to ensure approximately equal treatment for all shareholders in the event of a full-scale takeover. Typically, such a provision requires would-be acquirers that have established threshold positions in target companies at given per-share prices to pay at least as much if they opt for complete control, unless certain conditions are met.

         SUPERMAJORITY RULES. Supermajority provisions require approval by holders of minimum amounts of the common shares (usually 75-80%). While applied mainly to merger bids, supermajority rules may also be extended to cover substantive transfers of corporate assets, liquidations, reverse splits and removal of directors for reasons other than cause. A supermajority provision would make it nearly impossible in some cases for shareholders to benefit from a takeover attempt.

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TEMPLETON INVESTMENT COUNSEL, LLC
PROXY VOTING POLICIES & PROCEDURES
December 31, 2002
Page 3

         BOARD CLASSIFICATION. High on the agenda of defense-minded corporate executives are staggered terms for directors, whereby only some (typically one-third) of the directors are elected each year. The "Staggered Board" acts as a bar to unwelcome takeover bids. An aggressive, affluent acquirer would need two years to gain a working majority of directors at a company whose Board members are elected to staggered three-year terms of office.

         SUPERSTOCK. Another takeover defense is superstock (i.e. shares that give holders disproportionate voting rights). For example, a company could propose authorizing a class of preferred stock which could be issued in a private placement with one or more institutional investors and could be designated as having voting rights which might dilute or limit the present voting rights of the holders of common stock. The purpose of this additional class of stock would be to give insiders an edge in fending off an unsolicited or hostile takeover attempt.

         POISON PILLS. The "poison pill" entitles shareholders to purchase certain securities at discount prices in the event of a change in corporate control. Such a measure would make a potential takeover prohibitively expensive to the acquirer.

         GREENMAIL. Proposals relating to the prohibition of "greenmail" are designed to disallow the repurchase of stock from a person or group owning 5% or more of the company's common stock unless approved by the disinterested holders of two-thirds or more of the outstanding stock. They could also prevent the company from repurchasing any class of stock at a price more than 5% above the current fair market price unless an offer is made to all stockholders.

PROXY PROCEDURES

FTC,LLC understands its responsibility to process proxies and maintain proxy records. In addition, TIC understands its duty to vote proxies and that proxy voting decisions may affect the value of the shares of stock. Therefore, FTC,LLC will attempt to process every vote for all domestic and foreign proxies which it receives. However, there are situations in which FTC,LLC cannot process foreign proxies. For example, if the cost of voting a foreign proxy outweighs the benefit of voting, the Proxy Group will refrain from processing that vote. Additionally, the Proxy Group may not be given enough time to process the vote. For example, the Proxy Group, through no fault of their own, may receive a meeting notice too late, may be unable to obtain a timely translation, or may be unable to obtain voting instructions from TIC prior to the cut-off date. In addition, if TIC has outstanding sell orders in a country which blocks trading for a specific period of time prior to its companies' annual meetings, the proxies for those meetings will not be voted in order to facilitate the sale of those securities.

Moreover, there may be situations in which TIC would request a client or clients to vote their shares themselves. For example, such a request may be made if clients have

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TEMPLETON INVESTMENT COUNSEL, LLC
PROXY VOTING POLICIES & PROCEDURES
December 31, 2002
Page 4

represented to TIC that their position on a particular issue differs from the TIC's position. TIC may also ask clients to vote their shares to facilitate ownership of a particular security that TIC believes to be a beneficial asset in a portfolio but where a foreign jurisdiction has set ownership limitations based on voting authority.

TIC may abstain from voting on an agenda item instead or in lieu of voting against that item. There are some jurisdictions in which a shareholder is given the choice of voting for, against or abstaining on an agenda item. For example, if "Other Business" is listed on the agenda with no further information, TIC may enter an "abstain" vote so that the company is on notice that if it had provided additional information, TIC may have voted in favor of that item. TIC will not vote in favor of "Other Business" where that business is not clearly explained in the proxy materials. TIC may also enter an "abstain" vote on the election of certain directors from time to time based on individual situations. In some jurisdictions, an "abstain" vote is viewed exactly the same as a vote against an item, thereby making either a vote against or an abstention interchangeable.

The following describes the standard procedures that are to be followed with respect to carrying out TIC's proxy policy:

1. All proxy materials received will be recorded immediately in a computer database to maintain control over such materials.

2. The Proxy Group will review each proxy upon receipt and any materials, reports or recommendations from ISS to determine if there are any issues which require input from a research analyst or legal counsel.

3. In determining how to vote, TIC will consider the general guidelines described in its proxy policy.

4. The Proxy Group is responsible for preparing the documentation that supports TIC's voting position. Such documentation will include, but is not limited to, memoranda describing the position it has taken, why that position is in the best interest of its clients (including separate accounts such as ERISA accounts as well as mutual funds), an indication of whether it supported management (and if it did not support management, a discussion rebutting the general presumption that we will support management), any information provided by ISS and any other relevant information. Additionally, the Proxy Group may include information obtained from the research analyst and/or legal counsel.

5. After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created.

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TEMPLETON INVESTMENT COUNSEL, LLC
PROXY VOTING POLICIES & PROCEDURES
December 31, 2002
Page 5

6. The Proxy Group is responsible for maintaining appropriate files concerning proxy information. Such files will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. All files will be retained for six years, copies of which will be disseminated in whole or in part to any client upon request.

7. The Proxy Group will attempt to send TIC's vote on all proxies to ISS for processing at least three days prior to the meeting for U.S. securities and ten days prior to the meeting for foreign securities. However, in certain foreign jurisdictions it may be impossible to return the proxy ten days in advance of the meeting. In these situations, the Proxy Group will use its best efforts to send the proxy vote to ISS in ample time.

8. At the end of each quarter, a computerized report is produced by the Proxy Group for each client that has requested that FTC,LLC furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the quarter and the position taken with respect to each issue. The report is sent to the client by the Proxy Group with one copy retained in the client's file and one copy forwarded to the appropriate portfolio manager. Monthly or annual reports will also be furnished upon request.

9. If the Proxy Group learns of a vote on a material event that will affect a security on loan, we will then notify Fund Treasury who will contact the Custodian Bank in an effort to retrieve the securities. TIC shall use best efforts to call such loans or use other practicable and legally enforceable means to ensure that the Fund is able to fulfill its fiduciary duty to vote proxies with respect to such loaned securities.

TEMPLETON INVESTMENT COUNSEL, LLC
PROXY VOTING POLICIES & PROCEDURES
December 31, 2002
Page 6

------------------------------------------------------------------------------------------------------------------
EXHIBIT A:                                                                     FOR          AGAINST       DETAILED
MANAGEMENT PROPOSALS                                                         PROPOSAL       PROPOSAL       REVIEW
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Accept Financial Statements & Statutory Reports                                 X
------------------------------------------------------------------------------------------------------------------
Adopt New Articles/Charter Privatization-Related                                X
------------------------------------------------------------------------------------------------------------------
Adopt or Amend Dividend Reinvestment Plan                                       X
------------------------------------------------------------------------------------------------------------------
Adopt Supermajority provision to Defend Against Takeover Attempt                               X
------------------------------------------------------------------------------------------------------------------
Adopt/Incorporate Supermajority Vote to Remove Director                         X
------------------------------------------------------------------------------------------------------------------
Allow Agencies to Rate Offered Securities                                       X
------------------------------------------------------------------------------------------------------------------
Allow Board to Set its Own Size                                                 X
------------------------------------------------------------------------------------------------------------------
Allow Questions                                                                 X
------------------------------------------------------------------------------------------------------------------
Amend Articles Board-Related                                                    X
------------------------------------------------------------------------------------------------------------------
Amend Articles Organization-Related                                             X
------------------------------------------------------------------------------------------------------------------
Amend Articles/Charter Compensation-Related                                     X
------------------------------------------------------------------------------------------------------------------
Amend Articles/Charter Equity-Related                                           X
------------------------------------------------------------------------------------------------------------------
Amend Articles/Charter General Matters                                          X
------------------------------------------------------------------------------------------------------------------
Amend Articles/Charter Governance-Related                                       X
------------------------------------------------------------------------------------------------------------------
Amend Bylaws without Shareholder Consent                                        X
------------------------------------------------------------------------------------------------------------------
Amend Charter - Change in Capital                                               X
------------------------------------------------------------------------------------------------------------------
Amend Charter or Bylaws Non-Routine                                             X
------------------------------------------------------------------------------------------------------------------
Amend Corporate Purpose                                                         X
------------------------------------------------------------------------------------------------------------------
Amend Employee Stock Purchase Plan to Increase Shares                           X
------------------------------------------------------------------------------------------------------------------
Amend Incentive Stock Option Plan to Increase Shares                                           X
------------------------------------------------------------------------------------------------------------------
Amend Non-Employee Director Plan - Change Terms                                                X
------------------------------------------------------------------------------------------------------------------
Amend Non-Employee Director Restricted Stock Plan                               X
------------------------------------------------------------------------------------------------------------------
Amend Omnibus Stock Plan to Increase Shares                                     X
------------------------------------------------------------------------------------------------------------------
Amend Quorum Requirements                                                       X
------------------------------------------------------------------------------------------------------------------
Amend Restricted Stock Plan-Increase Shares (up to 5% of outstanding)           X
------------------------------------------------------------------------------------------------------------------
Amend Stock Appreciation Rights Plan-Increase Shares                            X
------------------------------------------------------------------------------------------------------------------
Amend Stock Option Plan to Increase Shares                                                     X
------------------------------------------------------------------------------------------------------------------
Amend Terms of Outstanding Options                                                             X
------------------------------------------------------------------------------------------------------------------
Amend Voting Rights of Existing Stock (increasing rights)                       X
------------------------------------------------------------------------------------------------------------------
Announce Vacancies on Supervisory Board                                         X
------------------------------------------------------------------------------------------------------------------
Appoint Censor(s)                                                               X
------------------------------------------------------------------------------------------------------------------
Appoint Directors Between Meetings                                              X
------------------------------------------------------------------------------------------------------------------
Appoint Shareholders' Committee Members                                         X
------------------------------------------------------------------------------------------------------------------
Appoint, Approve or Ratify Auditors, Alternate, Deputy &/or Internal            X
Statutory Auditors
------------------------------------------------------------------------------------------------------------------
Approve Accounting Treatment of Merger                                          X
------------------------------------------------------------------------------------------------------------------
Approve Acquisition                                                             X
------------------------------------------------------------------------------------------------------------------
Approve Affiliation Agreements w/Subsidiary                                     X
------------------------------------------------------------------------------------------------------------------
Approve Allocation of Income and Dividends                                      X
------------------------------------------------------------------------------------------------------------------

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TEMPLETON INVESTMENT COUNSEL, LLC
PROXY VOTING POLICIES & PROCEDURES
December 31, 2002
Page 7

-------------------------------------------------------------------------------------------------------------
Approve Annual Financial Statements if Independent Auditors Rendered            X
Unqualified Opinion
-------------------------------------------------------------------------------------------------------------
Approve Appraisal Rights for Minority Shareholders                              X
-------------------------------------------------------------------------------------------------------------
Approve Bond Repurchase                                                         X
-------------------------------------------------------------------------------------------------------------
Approve Bonus to Family of Deceased Director &/or Auditor                       X
-------------------------------------------------------------------------------------------------------------
Approve Changes (Decrease/Increase) in Authorized, Stated or Share              X
Capital
-------------------------------------------------------------------------------------------------------------
Approve Changes (Decrease/Increase) in Size or Size Range of Board              X
-------------------------------------------------------------------------------------------------------------
Approve Compensation/Related Issues - Directors, Auditors &/or Committees       X
-------------------------------------------------------------------------------------------------------------
Approve Continuation - Canadian &/or Provincial Board Certified                 X
Accountant
-------------------------------------------------------------------------------------------------------------
Approve Control Share Acquisition                                               X
-------------------------------------------------------------------------------------------------------------
Approve Conversion from Closed End to Open End Fund                             X
-------------------------------------------------------------------------------------------------------------
Approve Conversion to Delaware Business Trust or Series Trust                   X
-------------------------------------------------------------------------------------------------------------
Approve Conversion to Self-Managed REIT                                         X
-------------------------------------------------------------------------------------------------------------
Approve Creation of Conditional Capital                                         X
-------------------------------------------------------------------------------------------------------------
Approve Director/Officer Liability &/or Indemnity Policy or Provisions          X
-------------------------------------------------------------------------------------------------------------
Approve Discharge of Auditors                                                   X
-------------------------------------------------------------------------------------------------------------
Approve Discharge of Board, Supervisory Board, Management, &/or President       X
-------------------------------------------------------------------------------------------------------------
Approve Disposition of Assets & Liquidation of Company                          X
-------------------------------------------------------------------------------------------------------------
Approve Distribution Agreement                                                  X
-------------------------------------------------------------------------------------------------------------
Approve Dividend - Company Held Shares                                          X
-------------------------------------------------------------------------------------------------------------
Approve Dividends                                                               X
-------------------------------------------------------------------------------------------------------------
Approve Dual Class Stock Recapitalization - foreign securities only             X
-------------------------------------------------------------------------------------------------------------
Approve Exchange of Debt for Equity                                             X
-------------------------------------------------------------------------------------------------------------
Approve Executive Loans to Exercise or Not to Exercise Options                                 X
-------------------------------------------------------------------------------------------------------------
Approve Financial Assistance/Stock Purchase/Option                                             X
-------------------------------------------------------------------------------------------------------------
Approve Formation of a Holding Company                                          X
-------------------------------------------------------------------------------------------------------------
Approve Incentive Stock Option Plan                                                            X
-------------------------------------------------------------------------------------------------------------
Approve Investment and Financial Policies                                       X
-------------------------------------------------------------------------------------------------------------
Approve Issuance of Eurobonds                                                   X
-------------------------------------------------------------------------------------------------------------
Approve Issuance of Shares for Private Placement                                X
-------------------------------------------------------------------------------------------------------------
Approve Issuance with or without Preemptive Rights                              X
-------------------------------------------------------------------------------------------------------------
Approve Joint Venture Agreement                                                 X
-------------------------------------------------------------------------------------------------------------
Approve Listing on Secondary Exchange                                           X
-------------------------------------------------------------------------------------------------------------
Approve Merger Agreement                                                        X
-------------------------------------------------------------------------------------------------------------
Approve Merger by Absorption                                                    X
-------------------------------------------------------------------------------------------------------------
Approve Merger of Funds                                                         X
-------------------------------------------------------------------------------------------------------------
Approve Minutes of Meeting                                                      X
-------------------------------------------------------------------------------------------------------------
Approve Newspaper Meeting Announcements                                         X
-------------------------------------------------------------------------------------------------------------
Approve Non-Employee Director Plan                                                             X
-------------------------------------------------------------------------------------------------------------

TEMPLETON INVESTMENT COUNSEL, LLC
PROXY VOTING POLICIES & PROCEDURES
December 31, 2002
Page 8

--------------------------------------------------------------------------------------------------------------
Approve Non-Employee Director Stock Awards In Lieu of Cash                      X
--------------------------------------------------------------------------------------------------------------
Approve Omnibus Stock Plan                                                      X
--------------------------------------------------------------------------------------------------------------
Approve Plan of Liquidation                                                     X
--------------------------------------------------------------------------------------------------------------
Approve Proposed Changes to Bank Charter                                        X
--------------------------------------------------------------------------------------------------------------
Approve Public Offer of Subsidiary                                              X
--------------------------------------------------------------------------------------------------------------
Approve Recapitalization Plan                                                   X
--------------------------------------------------------------------------------------------------------------
Approve Reorganization Plan                                                     X
--------------------------------------------------------------------------------------------------------------
Approve Repricing of Options                                                                   X
--------------------------------------------------------------------------------------------------------------
Approve Repricing of Underwater Options                                                        X
--------------------------------------------------------------------------------------------------------------
Approve Restricted Stock Plan                                                                  X
--------------------------------------------------------------------------------------------------------------
Approve Restructuring Plan                                                      X
--------------------------------------------------------------------------------------------------------------
Approve Retirement Benefits for Nonexecutive Directors                                         X
--------------------------------------------------------------------------------------------------------------
Approve Retirement Bonus for Director &/or Statutory Auditors                                  X
--------------------------------------------------------------------------------------------------------------
Approve Reverse Stock Split/Decrease Shares                                     X
--------------------------------------------------------------------------------------------------------------
Approve Sale of Company Assets                                                  X
--------------------------------------------------------------------------------------------------------------
Approve Share Plan Grant                                                        X
--------------------------------------------------------------------------------------------------------------
Approve Special Auditors Report on Related-Party Transactions                   X
--------------------------------------------------------------------------------------------------------------
Approve Spin-Off Agreement                                                      X
--------------------------------------------------------------------------------------------------------------
Approve Standard Accounting Transfers                                           X
--------------------------------------------------------------------------------------------------------------
Approve Statistics; Allocate Income; Discharge Director                         X
--------------------------------------------------------------------------------------------------------------
Approve Stock Appreciation Rights Plan                                          X
--------------------------------------------------------------------------------------------------------------
Approve Stock Award to Executive                                                X
--------------------------------------------------------------------------------------------------------------
Approve Stock Classes/Same Voting Rights                                        X
--------------------------------------------------------------------------------------------------------------
Approve Stock Dividend Program                                                  X
--------------------------------------------------------------------------------------------------------------
Approve Stock Split                                                             X
--------------------------------------------------------------------------------------------------------------
Approve Stock-for-Salary/Bonus Plan                                             X
--------------------------------------------------------------------------------------------------------------
Approve Transaction with a Related Party                                                       X
--------------------------------------------------------------------------------------------------------------
Approve Unlimited Capital Authorization                                                        X
--------------------------------------------------------------------------------------------------------------
Approve/Amend 401(k) Plan                                                       X
--------------------------------------------------------------------------------------------------------------
Approve/Amend Bundled or Deferred Compensation Plans                            X
--------------------------------------------------------------------------------------------------------------
Approve/Amend Employee Stock Purchase Plan                                      X
--------------------------------------------------------------------------------------------------------------
Approve/Amend Employment Agreements                                             X
--------------------------------------------------------------------------------------------------------------
Approve/Amend Executive Incentive Bonus Plan                                    X
--------------------------------------------------------------------------------------------------------------
Approve/Amend Executive Stock Option Plan or Stock Option Plan Grants                          X
--------------------------------------------------------------------------------------------------------------
Approve/Amend Investment Advisory or Subadvisory Agreement                      X
--------------------------------------------------------------------------------------------------------------
Approve/Amend Option Plan/Overseas Employees                                    X
--------------------------------------------------------------------------------------------------------------
Approve/Amend Performance Award Plan                                            X
--------------------------------------------------------------------------------------------------------------
Approve/Amend Security Transfer Restrictions                                    X
--------------------------------------------------------------------------------------------------------------
Approve/Amend Stock Ownership Limitations                                       X
--------------------------------------------------------------------------------------------------------------
Approve/Amend Supplemental Retirement Plan                                      X
--------------------------------------------------------------------------------------------------------------
Authorize "Blank Check" Preferred Stock                                                        X
--------------------------------------------------------------------------------------------------------------
Authorize Board to Fill Vacancies                                               X
--------------------------------------------------------------------------------------------------------------
Authorize Board to Set Terms of Preferred                                       X
--------------------------------------------------------------------------------------------------------------

TEMPLETON INVESTMENT COUNSEL, LLC
PROXY VOTING POLICIES & PROCEDURES
December 31, 2002
Page 9

--------------------------------------------------------------------------------------------------------------
Authorize Filing of Documents                                                   X
--------------------------------------------------------------------------------------------------------------
Authorize Issuance of Bonds/Debentures                                          X
--------------------------------------------------------------------------------------------------------------
Authorize Issuance of Investment Certificates                                   X
--------------------------------------------------------------------------------------------------------------
Authorize New Class of Common &/or Preferred Stock                              X
--------------------------------------------------------------------------------------------------------------
Authorize or Renew Shareholders Rights Plan (Poison Pill)                                      X
--------------------------------------------------------------------------------------------------------------
Authorize Reissuance of Repurchased Shares                                      X
--------------------------------------------------------------------------------------------------------------
Authorize Share Repurchase Program                                              X
--------------------------------------------------------------------------------------------------------------
Authorize Stock with Other Than One Vote/Share                                  X
--------------------------------------------------------------------------------------------------------------
Authorize Superstock to Defend Against Takeover Attempt                                        X
--------------------------------------------------------------------------------------------------------------
Board Delegate Powers to Committees                                             X
--------------------------------------------------------------------------------------------------------------
Board to Execute Approved Resolutions                                           X
--------------------------------------------------------------------------------------------------------------
Cancellation of Company Treasury Shares                                         X
--------------------------------------------------------------------------------------------------------------
Capitalize Reserves for Bonus Issue/Par                                         X
--------------------------------------------------------------------------------------------------------------
Change Company Name                                                             X
--------------------------------------------------------------------------------------------------------------
Change Date/Location of Annual Meeting                                          X
--------------------------------------------------------------------------------------------------------------
Change Denomination of Shares to Euro                                           X
--------------------------------------------------------------------------------------------------------------
Change Fundamental Investment Policy                                            X
--------------------------------------------------------------------------------------------------------------
Change Location of Registered Office                                            X
--------------------------------------------------------------------------------------------------------------
Change State of Incorporation                                                   X
--------------------------------------------------------------------------------------------------------------
Classification of Board of Directors                                                                       X
--------------------------------------------------------------------------------------------------------------
Close Meeting                                                                   X
--------------------------------------------------------------------------------------------------------------
Consider Non-financial Effects of Mergers                                       X
--------------------------------------------------------------------------------------------------------------
Convert Securities (e.g. Participation Certif., Multiple Voting Shares          X
to Common)
--------------------------------------------------------------------------------------------------------------
Create Position of Honorary Director                                            X
--------------------------------------------------------------------------------------------------------------
Create/Eliminate Special Shares Held by Government                              X
--------------------------------------------------------------------------------------------------------------
Declassify the Board of Directors                                                                          X
--------------------------------------------------------------------------------------------------------------
Designate Inspector of Meeting Minutes                                          X
--------------------------------------------------------------------------------------------------------------
Designate Risk Assessment Companies                                             X
--------------------------------------------------------------------------------------------------------------
Directors May Only Be Removed for Cause                                         X
--------------------------------------------------------------------------------------------------------------
Dividend Distributions                                                          X
--------------------------------------------------------------------------------------------------------------
Elect Chairman of Meeting                                                       X
--------------------------------------------------------------------------------------------------------------
Elect Company Clerk/Secretary                                                   X
--------------------------------------------------------------------------------------------------------------
Elect Directors for Different Classes of Shares                                 X
--------------------------------------------------------------------------------------------------------------
Elect Directors, Alternate/Deputy Directors, Opposition Slate                   X
--------------------------------------------------------------------------------------------------------------
Elect Employee Representative to the Board                                      X
--------------------------------------------------------------------------------------------------------------
Elect Members of Election Committee                                             X
--------------------------------------------------------------------------------------------------------------
Elect Members/Deputy Members                                                    X
--------------------------------------------------------------------------------------------------------------
Elect Representative - Holders of Savings Shares                                X
--------------------------------------------------------------------------------------------------------------
Elect Supervisory Board Member                                                  X
--------------------------------------------------------------------------------------------------------------
Election of Directors                                                           X
--------------------------------------------------------------------------------------------------------------
Eliminate Class of Common &/or Preferred Stock                                  X
--------------------------------------------------------------------------------------------------------------
Eliminate Preemptive Rights                                                                    X
--------------------------------------------------------------------------------------------------------------
Eliminate Right to Call Special Meeting                                         X
--------------------------------------------------------------------------------------------------------------

TEMPLETON INVESTMENT COUNSEL, LLC
PROXY VOTING POLICIES & PROCEDURES
December 31, 2002
Page 10

--------------------------------------------------------------------------------------------------------------
Eliminate/Adjust Par Value of Common Stock                                      X
--------------------------------------------------------------------------------------------------------------
Elimination of Cumulative Voting                                                               X
--------------------------------------------------------------------------------------------------------------
Elimination of Written Consent                                                                 X
--------------------------------------------------------------------------------------------------------------
Establish/Alter Director Retirement Policy                                      X
--------------------------------------------------------------------------------------------------------------
Extend Redemption Date of Common &/or Preferred Stock                           X
--------------------------------------------------------------------------------------------------------------
Fair Price Amendment                                                                           X
--------------------------------------------------------------------------------------------------------------
Fix Number of Directors                                                         X
--------------------------------------------------------------------------------------------------------------
Increase Capital for Share Exchange Offer                                       X
--------------------------------------------------------------------------------------------------------------
Increase Common Stock and Split                                                 X
--------------------------------------------------------------------------------------------------------------
Increase Common/Authorize New Common &/or New Preferred                         X
--------------------------------------------------------------------------------------------------------------
Increase Stock for Rights Plan                                                  X
--------------------------------------------------------------------------------------------------------------
Increase/Reduce Authorized Common &/or Preferred Stock                          X
--------------------------------------------------------------------------------------------------------------
Issue Bonds with Warrants with or without Preemptive Rights                     X
--------------------------------------------------------------------------------------------------------------
Issue Common Upon Conversion of Preferred                                       X
--------------------------------------------------------------------------------------------------------------
Issue Convertible Bonds with or without Preemptive Rights                       X
--------------------------------------------------------------------------------------------------------------
Issue Equity/Convertible Subsidiary Securities                                  X
--------------------------------------------------------------------------------------------------------------
Issue options below book value                                                                 X
--------------------------------------------------------------------------------------------------------------
Issue options to members of management owning 25% or more of outstanding                       X
stock
--------------------------------------------------------------------------------------------------------------
Issue Shares for Acquisition                                                    X
--------------------------------------------------------------------------------------------------------------
Issue Shares for Option Scheme                                                  X
--------------------------------------------------------------------------------------------------------------
Issue Shares if Tender/Exchange Offer                                           X
--------------------------------------------------------------------------------------------------------------
Issue Shares with Warrants with or without Preemptive Rights                    X
--------------------------------------------------------------------------------------------------------------
Issue Warrants with or without Preemptive Rights                                X
--------------------------------------------------------------------------------------------------------------
Issue Warrants/Convertible Debentures                                           X
--------------------------------------------------------------------------------------------------------------
Limit or Eliminate Shareholder's Right to Call Special Meetings                                X
--------------------------------------------------------------------------------------------------------------
Miscellaneous Proposal Company-Specific                                         X
--------------------------------------------------------------------------------------------------------------
Open Meeting                                                                    X
--------------------------------------------------------------------------------------------------------------
Opt Out of Control Share Acquisition Law                                        X
--------------------------------------------------------------------------------------------------------------
Other Business                                                                                             X
--------------------------------------------------------------------------------------------------------------
Prepare and Approve List of Shareholders                                        X
--------------------------------------------------------------------------------------------------------------
Prohibition of Greenmail                                                                       X
--------------------------------------------------------------------------------------------------------------
Ratification of Management Actions During the Year                              X
--------------------------------------------------------------------------------------------------------------
Ratify Past Issuance of Shares                                                  X
--------------------------------------------------------------------------------------------------------------
Receive Financial Statements and Statutory Reports                              X
--------------------------------------------------------------------------------------------------------------
Receive Shareholders' Committee Report                                          X
--------------------------------------------------------------------------------------------------------------
Reduce Share Ownership Disclosure                                               X
--------------------------------------------------------------------------------------------------------------
Reduce Supermajority Vote Requirement(s)                                        X
--------------------------------------------------------------------------------------------------------------
Reduce/Cancel Share Premium Account                                             X
--------------------------------------------------------------------------------------------------------------
Reimbursement of Proxy Contest Expenses                                         X
--------------------------------------------------------------------------------------------------------------
Reincorporation with an "Anti-takeover" Amendment                                              X
--------------------------------------------------------------------------------------------------------------
Remove Age Restriction for Directors                                            X
--------------------------------------------------------------------------------------------------------------
Remove Anti-takeover Provision(s)                                               X
--------------------------------------------------------------------------------------------------------------
Renew Partial Takeover Provision                                                X
--------------------------------------------------------------------------------------------------------------

TEMPLETON INVESTMENT COUNSEL, LLC
PROXY VOTING POLICIES & PROCEDURES
December 31, 2002
Page 11

--------------------------------------------------------------------------------------------------------------
Renew Unmarketable Parcels Provision                                            X
--------------------------------------------------------------------------------------------------------------
Repurchase Shares/Tender Exchange Offer                                         X
--------------------------------------------------------------------------------------------------------------
Require Advance Notice/Shareholder Proposals/Nominations                        X
--------------------------------------------------------------------------------------------------------------
Rescind Fair Price Provision                                                    X
--------------------------------------------------------------------------------------------------------------
Restrict Right to Call Special Meeting                                                         X
--------------------------------------------------------------------------------------------------------------
Set Limit for Capital Increases                                                 X
--------------------------------------------------------------------------------------------------------------
Set Number Members/Deputy Member Board                                          X
--------------------------------------------------------------------------------------------------------------
Supermajority Requirement for Repeal of Anti-takeover Amendments                               X
--------------------------------------------------------------------------------------------------------------
Use Capital Authority - Tender/Exchange Offer                                   X
--------------------------------------------------------------------------------------------------------------
Waive Control Share Acquisition Provision                                       X
--------------------------------------------------------------------------------------------------------------

TEMPLETON INVESTMENT COUNSEL, LLC
PROXY VOTING POLICIES & PROCEDURES
December 31, 2002
Page 12

------------------------------------------------------------------------------------------------------------------
EXHIBIT B:                                                                  FOR          AGAINST          DETAILED
SHAREHOLDER PROPOSALS                                                     PROPOSAL       PROPOSAL          REVIEW
------------------------------------------------------------------------------------------------------------------
Adopt or Provide for Confidential Voting                                      X
------------------------------------------------------------------------------------------------------------------
Allow Representative on Board                                                 X
------------------------------------------------------------------------------------------------------------------
Amend Terms of Existing Poison Pill                                           X
------------------------------------------------------------------------------------------------------------------
Avoid Export of US Jobs (Outsourcing)                                                         X
------------------------------------------------------------------------------------------------------------------
Cease Tobacco-Related Advertising                                                             X
------------------------------------------------------------------------------------------------------------------
Change Date/Time of Annual Meeting                                            X
------------------------------------------------------------------------------------------------------------------
Change Size of Board of Directors                                             X
------------------------------------------------------------------------------------------------------------------
Convert Closed-End Fund to Open-End Fund                                      X
------------------------------------------------------------------------------------------------------------------
Declassify the Board of Directors                                                                             X
------------------------------------------------------------------------------------------------------------------
Do Not Support Abortion-Related Activity                                      X
------------------------------------------------------------------------------------------------------------------
Elect Shareholder-Nominee to Board - Financial/Fiscal  Purpose                X
------------------------------------------------------------------------------------------------------------------
Elect Shareholder-Nominee to Board - Political Purpose                                        X
------------------------------------------------------------------------------------------------------------------
Eliminate Cumulative Voting                                                                   X
------------------------------------------------------------------------------------------------------------------
Eliminate Discretionary Voting/Unmarked Proxies                               X
------------------------------------------------------------------------------------------------------------------
Eliminate Retirement Benefits for Nonexecutive Directors                      X
------------------------------------------------------------------------------------------------------------------
Eliminate/Restrict/Vote on Severance Agreement                                X
------------------------------------------------------------------------------------------------------------------
End Production of Tobacco Products                                                            X
------------------------------------------------------------------------------------------------------------------
Endorse Ceres Principles                                                                      X
------------------------------------------------------------------------------------------------------------------
Establish a Compensation Committee                                            X
------------------------------------------------------------------------------------------------------------------
Establish a Nominating Committee                                              X
------------------------------------------------------------------------------------------------------------------
Establish Director Stock Ownership Requirements                               X
------------------------------------------------------------------------------------------------------------------
Establish Mandatory Retirement Age for Directors                                              X
------------------------------------------------------------------------------------------------------------------
Establish Other Board Committee                                               X
------------------------------------------------------------------------------------------------------------------
Establish Shareholder Advisory Committee                                      X
------------------------------------------------------------------------------------------------------------------
Establish Term Limits for Directors                                                           X
------------------------------------------------------------------------------------------------------------------
Have Majority of Independent Directors                                        X
------------------------------------------------------------------------------------------------------------------
Hire Advisor/Maximize Shareholder Value                                       X
------------------------------------------------------------------------------------------------------------------
Implement or Report on MacBride Principles                                                    X
------------------------------------------------------------------------------------------------------------------
Increase Disclosure of Executive Compensation                                 X
------------------------------------------------------------------------------------------------------------------
Initiate Payment of Cash Dividend                                             X
------------------------------------------------------------------------------------------------------------------
Investigate Proxy Voting History                                              X
------------------------------------------------------------------------------------------------------------------
Limit Committees to Independent Directors                                     X
------------------------------------------------------------------------------------------------------------------
Limit Discretionary Proxy Authority                                           X
------------------------------------------------------------------------------------------------------------------
Limit Executive Compensation                                                                  X
------------------------------------------------------------------------------------------------------------------
Limit Number of Boards a Director Can Sit On                                                  X
------------------------------------------------------------------------------------------------------------------
Liquidate Company Assets/Distribute Proceeds                                  X
------------------------------------------------------------------------------------------------------------------
Opt Out of State Anti-takeover Laws                                           X
------------------------------------------------------------------------------------------------------------------
Phase Out Nuclear Facilities                                                                  X
------------------------------------------------------------------------------------------------------------------
Prepare Environmental Supplement to Annual Report                                             X
------------------------------------------------------------------------------------------------------------------
Prepare Report on Foreign Military Sales                                                      X
------------------------------------------------------------------------------------------------------------------
Prepare Report on Health Care Reform                                                          X
------------------------------------------------------------------------------------------------------------------

TEMPLETON INVESTMENT COUNSEL, LLC
PROXY VOTING POLICIES & PROCEDURES
December 31, 2002
Page 13

--------------------------------------------------------------------------------------------------------------
Prepare Report to Promote EEOC-Related Activity                                               X
--------------------------------------------------------------------------------------------------------------
Prepare Tobacco-Related Report                                                                X
--------------------------------------------------------------------------------------------------------------
Prohibit Contributions to Directors' Charities                                X
--------------------------------------------------------------------------------------------------------------
Prohibit Directors from being Commercially Related to Co.                     X
--------------------------------------------------------------------------------------------------------------
Prohibit Smoking in Company Facilities                                        X
--------------------------------------------------------------------------------------------------------------
Reduce or Eliminate Toxic Wastes or Emissions                                                 X
--------------------------------------------------------------------------------------------------------------
Reduce or Eliminate Use of Chlorine Bleach                                                    X
--------------------------------------------------------------------------------------------------------------
Reduce Supermajority Vote Requirement                                         X
--------------------------------------------------------------------------------------------------------------
Reincorporate in Another State                                                X
--------------------------------------------------------------------------------------------------------------
Remove Anti-takeover Provisions                                               X
--------------------------------------------------------------------------------------------------------------
Remove Existing Directors                                                                     X
--------------------------------------------------------------------------------------------------------------
Report on Alcohol Advertising to Minors                                                       X
--------------------------------------------------------------------------------------------------------------
Report on Bank Lending Policies                                                               X
--------------------------------------------------------------------------------------------------------------
Report on Charitable Contributions                                                            X
--------------------------------------------------------------------------------------------------------------
Report on Economic Conversion of Defense Business                                             X
--------------------------------------------------------------------------------------------------------------
Report on Environmental Liabilities                                                           X
--------------------------------------------------------------------------------------------------------------
Report on Executive Compensation                                                              X
--------------------------------------------------------------------------------------------------------------
Report on Government Service of Employees                                                     X
--------------------------------------------------------------------------------------------------------------
Report on Maquiladora Operations                                                              X
--------------------------------------------------------------------------------------------------------------
Report on NAFTA                                                                               X
--------------------------------------------------------------------------------------------------------------
Report on Political Contributions/Acts                                                        X
--------------------------------------------------------------------------------------------------------------
Require 2 Candidates for Each Board Seat                                                      X
--------------------------------------------------------------------------------------------------------------
Require Director Nominee Qualifications                                       X
--------------------------------------------------------------------------------------------------------------
Require Directors Fees to be Paid in Stock                                                    X
--------------------------------------------------------------------------------------------------------------
Restore Executive Compensation Plan Awards                                    X
--------------------------------------------------------------------------------------------------------------
Restore or Provide for Cumulative Voting                                      X
--------------------------------------------------------------------------------------------------------------
Restore Preemptive Rights of Shareholder                                                      X
--------------------------------------------------------------------------------------------------------------
Rotate Annual Meeting Location                                                                X
--------------------------------------------------------------------------------------------------------------
Seek Sale of Company/Assets                                                                   X
--------------------------------------------------------------------------------------------------------------
Separate Chairman and CEO Positions                                           X
--------------------------------------------------------------------------------------------------------------
Spin Off Tobacco-Related Business                                                             X
--------------------------------------------------------------------------------------------------------------
Submit All Acquisition Offers for Shareholder Vote                                            X
--------------------------------------------------------------------------------------------------------------
Submit Executive Compensation to Vote                                                         X
--------------------------------------------------------------------------------------------------------------
Submit Preferred Stock Issuance to Vote                                                       X
--------------------------------------------------------------------------------------------------------------
Submit Rights Plan to a Vote                                                                  X
--------------------------------------------------------------------------------------------------------------
Terminate Executive Compensation Plan                                                         X
--------------------------------------------------------------------------------------------------------------
Use U.S. Label/Advertising Standard Abroad                                                    X
--------------------------------------------------------------------------------------------------------------

                           UBS GLOBAL ASSET MANAGEMENT

                              CORPORATE GOVERNANCE

                                   PHILOSOPHY

                                VOTING GUIDELINES

                                       AND

                                     POLICY

                                    DRAFT 7.0

                                  8 APRIL 2003

                           UBS GLOBAL ASSET MANAGEMENT
       VOTING AND CORPORATE GOVERNANCE GUIDELINES AND POLICY - VERSION 7.0

                              A. TABLE OF CONTENTS

I. VOTING AND CORPORATE GOVERNANCE POLICY                          1

     A. GENERAL CORPORATE GOVERNANCE BENCHMARKS                    1

     B. PROXY VOTING GUIDELINES - MACRO RATIONALES                 3

     C. PROXY VOTING DISCLOSURE GUIDELINES                         6

     D. PROXY VOTING CONFLICT GUIDELINES                           7

II. VOTING AND CORPORATE GOVERNANCE PROCEDURES                     9

     A. GLOBAL CORPORATE GOVERNANCE COMMITTEE                      9

     B. PROXY VOTING - PROCESS                                    10

     C. TAKING ACTION WITH A COMPANY'S BOARD                      11

     D. PROCEDURES FOR CONTACTING THE MEDIA                       12

     E. RECORDKEEPING                                             13

APPENDICES:  LOCAL VOTING POLICIES:

     - UK / LONDON                                                14
     - AU / SYDNEY                                                16
     - CH / ZURICH                                                18
     - JP / TOKYO                                                 19
     - CA / TORONTO                                               20
     - US / CHICAGO                                               21

                                                                    8 April 2003

                           UBS GLOBAL ASSET MANAGEMENT
              VOTING AND CORPORATE GOVERNANCE GUIDELINES AND POLICY
                                   VERSION 7.0

I.       VOTING AND CORPORATE GOVERNANCE POLICY

Our philosophy, guidelines and policy are based on our active investment style and structure whereby we have detailed knowledge of the investments we make on behalf of our clients and therefore are in a position to judge what is in the best interest of our clients as shareholders. We believe voting rights have economic value and must be treated accordingly. Proxy votes that impact the economic value of client investments involve the exercise of fiduciary responsibility. Thus, we expect board members of companies we have invested in (the "company" or "companies") to act in the service of the shareholders, view themselves as stewards of the financial assets of the company, exercise good judgment and practice diligent oversight with the management of the company.

Underlying our voting and corporate governance policies we have three fundamental objectives:

         1. We seek to act in the best financial interests of our clients to protect and enhance the long-term value of their investments.

         2. In order to do this effectively, we aim to utilize the full weight of our clients' shareholdings in making our views felt. For this reason, we seek full voting discretion from our clients where applicable.

         3. As investors, we have a strong commercial interest in ensuring that the companies in which we invest are successful. We actively pursue this interest by promoting best practice in the boardroom.

UBS Global Asset Management believes that good governance practices are an essential element in the stewardship of a corporation. Good corporate governance should, in the long term, lead toward both better corporate performance and improved shareholder value. In acting on behalf of our clients, our objective is to seek to maximize the value of client investments. To achieve this objective, we have implemented this policy, which we believe is reasonably designed to guide our exercise of voting rights and the taking of other appropriate actions, within our ability, and to support and encourage sound corporate governance practice.

                   A. GENERAL CORPORATE GOVERNANCE BENCHMARKS

PRINCIPLE 1:  INDEPENDENCE OF BOARD FROM COMPANY MANAGEMENT

GUIDELINES:

         -        Board exercises judgment independently of management.

         -        Separate Chairman and Chief Executive.

         -        Board has access to senior management members.

         - Board is comprised of a significant number of independent outsiders.

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                                   VERSION 7.0

         -        Outside directors meet independently.

         -        CEO performance standards are in place.

         -        CEO performance is reviewed annually by the full board.

         -        CEO succession plan is in place.

         -        Board involvement in ratifying major strategic initiatives.

         - Compensation, audit and nominating committees are led by a majority of outside directors.

PRINCIPLE 2: QUALITY OF BOARD MEMBERSHIP

GUIDELINES:

         - Board determines necessary board member skills, knowledge and experience.

         - Board conducts the screening and selection process for new directors.

         - Directors whose present job responsibilities change are reviewed as to the appropriateness of continued directorship.

         - Directors are reviewed every 3-5 years to determine appropriateness of continued directorship.

         -        Board meets regularly (at least four times annually).

PRINCIPLE 3: APPROPRIATE MANAGEMENT OF CHANGE IN CONTROL

GUIDELINES:

         - Protocols should ensure that all bid approaches and material proposals by management are brought forward for board consideration.

         - Any contracts or structures which impose financial constraints on changes in control should require prior shareholder approval.

         -        Employment contracts should not entrench management.

         - Management should not receive substantial rewards when employment contracts are terminated for performance reasons.

PRINCIPLE 4: REMUNERATION POLICIES ARE ALIGNED WITH SHAREHOLDER INTERESTS

GUIDELINES:

         - Executive remuneration should be commensurate with responsibilities and performance.

         - Incentive schemes should align management with shareholder objectives.

         - Employment policies should encourage significant shareholding by management and board members.

         - Incentive rewards should be proportionate to the successful achievement of pre-determined financial targets.

         - Long-term incentives should be linked to transparent long-term performance criteria.

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                           UBS GLOBAL ASSET MANAGEMENT
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         -        Dilution of shareholders' interests by share issuance arising from egregious employee share schemes and management incentives should be limited by shareholder resolution.

                                                                    8 April 2003

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                           UBS GLOBAL ASSET MANAGEMENT
              VOTING AND CORPORATE GOVERNANCE GUIDELINES AND POLICY
                                   VERSION 7.0

PRINCIPLE 5: AUDITORS ARE INDEPENDENT

GUIDELINES:

         -        Auditors are approved by shareholders at the annual meeting.

         - Audit, consulting and other fees to the auditor are explicitly disclosed.

         - The Audit Committee should affirm the integrity of the audit has not been compromised by other services provided by the auditor firm.

         - Periodic (every 5 years) tender of the audit firm or audit partner.

         B. PROXY VOTING GUIDELINES - MACRO RATIONALES

UBS Global Asset Management will evaluate issues that may have an impact on the economic value of client investments during the time period which it expects to hold the investment. While there is no absolute set of rules that determine appropriate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. Generally, we will exercise voting rights on behalf of clients in accordance with this policy. However, we may take actions not consistent with this policy when we believe it necessary to act prudently considering the prevailing circumstances, consistent with our obligation to maximize the value of client investments and for the exclusive purpose of benefiting its clients.

Where a client has given specific direction as to how to exercise voting rights on its behalf, we will, to the extent possible, vote in accordance with a client's direction. Where we have determined that the voting of a particular proxy is of limited benefit to clients or where the costs of voting a proxy outweigh the benefit to clients, we may abstain or choose not to vote. Among others, such costs may include the cost of translating a proxy, a requirement to vote in person at a shareholders meeting or if the process of voting restricts our ability to sell for a period of time (an opportunity cost). For holdings managed pursuant to quantitative, index or index-like strategies, we may delegate the authority to exercise voting rights for such strategies to an independent proxy voting and research service with the direction that the votes be exercised in accordance with this Policy.

         GENERAL GUIDELINES

         1. When our view of the issuer's management is favorable, we generally support current management initiatives. When our view is that changes to the management structure would probably increase shareholder value, we may not support existing management proposals.

         2. If management's performance has been questionable we may abstain or vote against specific proxy proposals.

                                                                    8 April 2003

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                           UBS GLOBAL ASSET MANAGEMENT
              VOTING AND CORPORATE GOVERNANCE GUIDELINES AND POLICY
                                   VERSION 7.0

         3. Where there is a clear conflict between management and shareholder interests, even in those cases where management has been doing a good job, we may elect to vote against management.

         4. In general, we oppose proposals, which in our view, act to entrench management.

         5. In some instances, even though we strongly support management, there are some corporate governance issues that, in spite of management objections, we believe should be subject to shareholder approval.

         BOARD OF DIRECTORS & AUDITORS

         6. Although we wish to encourage directors to own shares, we acknowledge that the accumulation of a significant shareholding may need to be phased-in over a period of years in that qualified board members with insufficient liquid funds could otherwise be steered away from board duty.

         7. Unless our objection to management's recommendation is strenuous, if we believe auditors to be competent and professional, we support continuity in the appointed auditing firm subject to regular review.

         8. We generally vote for proposals that seek to fix the size of the board and/or require shareholder approval to alter the size of the board; that allow shareholders to remove directors with or without cause and/or allow shareholders to elect directors and fill board vacancies; that permit shareholders to act by written consent; and that limit the bias present when proxy solicitation and contest defense expenses are reimbursed for incumbents but not for dissidents unless they are successful.

         9. We generally oppose proposals to limit or restrict shareholder ability to call special meetings.

         COMPENSATION

         10. We will not try to micro-manage compensation schemes, however, we believe remuneration should not be excessive, and we will not support compensation plans that are poorly structured or otherwise egregious.

         11. Senior management compensation should be set by independent directors according to industry standards, taking advice from benefits consultants where appropriate.

         12. All senior management and board compensation should be disclosed within annual financial statements, including the value of fringe benefits, company pension contributions, deferred compensation and any company loans.

         13. We may vote against a compensation or incentive program if it is not adequately tied to a company's fundamental financial performance, is vague, is not in line with market

                                                                    8 April 2003

                                       5
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                           UBS GLOBAL ASSET MANAGEMENT
              VOTING AND CORPORATE GOVERNANCE GUIDELINES AND POLICY
                                   VERSION 7.0

                  practices, allows for option re-pricing, does not have adequate performance hurdles or is highly dilutive.

         14. Where company and management's performance has been poor, we may object to the issuance of additional shares for option purposes or the re-pricing of options such that management is rewarded for poor performance or further entrenches its position.

         15. Given the increased level of responsibility and oversight required of directors, it is reasonable to expect that compensation should increase commensurably. We consider that there should be an appropriate balance between fixed and variable elements of compensation and between short and long term incentives.

         GOVERNANCE PROVISIONS

         16. We believe that votes at company meetings should be determined on the basis of one share one vote. We will vote against cumulative voting proposals.

         17. We believe that "poison pill" proposals, which dilute an issuer's stock when triggered by particular events such as take over bids or buy-outs should be voted on by the shareholders and will support attempts to bring them before the shareholders.

         18. Any substantial new share issuance should require prior shareholder approval.

         19. We believe proposals that authorize the issuance of new stock without defined terms or conditions and are intended to thwart a take-over or restrict effective control by shareholders should be discouraged.

         20. We will support directives to increase the independence of the board of directors when we believe that the measures will improve shareholder value.

         21. Staggered boards, where directors are elected to overlapping terms, can provide some continuity of oversight. Therefore, we generally do not oppose management's recommendation to implement a staggered board, unless we object to management's handling of a company, or are concerned about the independence of the Board.

         22. We generally support the regular re-election of directors on a rotational basis.

         CAPITAL STRUCTURE AND CORPORATE RESTRUCTURING

         23. It is difficult to direct where a company should incorporate, however, in instances where a move is motivated solely to entrench management or restrict effective corporate governance, we will vote accordingly.

         24. In general we will oppose management initiatives to create dual classes of stock, which serves to insulate company management from shareholder opinion and action. We support shareholder proposals to eliminate dual class schemes.

                                                                    8 April 2003

                                       6
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                           UBS GLOBAL ASSET MANAGEMENT
              VOTING AND CORPORATE GOVERNANCE GUIDELINES AND POLICY
                                   VERSION 7.0

         MERGERS, TENDER OFFERS & PROXY CONTESTS

         25. Based on our analysis and research we will support proposals that increase shareholder value and vote against proposals that do not.

         SOCIAL, ENVIRONMENTAL, POLITICAL & CULTURAL

         26. Depending on the situation, we do not typically vote to prohibit a company from doing business anywhere in the world.

         27. There are occasional issues, we support, that encourage management to make changes or adopt more constructive policies with respect to social, environmental, political and other special interest issues, but in many cases we believe that the shareholder proposal may be too binding or restrict management's ability to find an optimal solution. While we wish to remain sensitive to these issues, we believe there are better ways to resolve them than through a proxy proposal. We prefer to address these issues through engagement. Our primary responsibility in voting proxies is to provide for the greatest long-term shareholder value and we are therefore generally opposed to special interest proposals that involve an economic cost to the company or that restrict the freedom of management to operate in the best interest of the company and its shareholders.

         ADMINISTRATIVE & OPERATIONS

         28. Occasionally, stockholder proposals, such as asking for reports and donations to the poor, are presented in a way that appear to be honest attempts at bringing up a worthwhile issue. Nevertheless, judgment must be exercised with care, as we do not expect our shareholder companies to be charitable institutions.

         29. We are sympathetic to shareholders who are long-term holders of a company's stock, who desire to make concise statements about the long-term operations of the company in the proxy statement. However, because regulatory agencies do not require such actions, we may abstain unless we believe there are compelling reasons to vote for or against.

                  C. PROXY VOTING DISCLOSURE GUIDELINES

         - Upon request or as required by law or regulation, UBS Global Asset Management will disclose to a client or other fiduciaries, the manner in which we exercised voting rights on behalf of the client.

         - Upon request, we will inform a client of our intended vote provided the request does not raise a conflict issue due to the client's relationship with the company that has issued the proxy (See Proxy Voting Conflict Guidelines below). Note, however, in some

                                                                    8 April 2003

                           UBS GLOBAL ASSET MANAGEMENT
              VOTING AND CORPORATE GOVERNANCE GUIDELINES AND POLICY
                                   VERSION 7.0

                  cases, because of the controversial nature of a particular proxy, our intended vote may not be available until a few days before the deadline. We will make every effort to communicate with our clients effectively on these issues.

         - Other than as described herein, we will not disclose our voting intentions or make public statements to any third party (except electronically to our proxy vote processor or regulatory agencies) including but not limited to proxy solicitors, non-clients, the media, or other UBS divisions.

         - Any employee, officer or director of UBS Global Asset Management receiving an inquiry directly from a company will notify the appropriate industry analyst, proxy voting delegate and Legal and Compliance Department.

         - Proxy solicitors and company agents will not be provided with either our votes or the number of shares we own in a particular company.

         - In response to a proxy solicitor or company agent, we will acknowledge receipt of the proxy materials, inform them of our intent to vote or that we have voted, but not the result of the vote itself.

         - We will inform the company (not their agent) where we have decided to vote against any material resolution at their company.

         - The Local and Global Chief Investment Officer must approve exceptions to this disclosure policy.

Nothing in this policy should be interpreted as to prevent dialogue with the company and its advisers by the industry analyst, proxy voting delegate or other appropriate senior investment personnel when a company approaches us to discuss governance issues or resolutions they wish to include in their proxy statement.

D. PROXY VOTING CONFLICT GUIDELINES

In addition to the Proxy Voting Disclosure Guidelines above, UBS Global Asset Management has implemented the following guidelines to address conflicts of interests that arise in connection with our exercise of voting rights on behalf of clients:

- No personnel in UBS Global Asset Management's marketing, sales or business development departments shall participate in or have influence over how any specific voting rights are exercised.

- UBS Global Asset Management has instituted information barriers designed to separate UBS Global Asset Management from its affiliates engaged in banking and investment banking activities. These information barriers are intended to prevent us from gaining access to inside information that our banking and investment banking affiliates may have acquired or developed in connection with their business activities and vice versa. None of

                                                                    8 April 2003

                                       8
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                           UBS GLOBAL ASSET MANAGEMENT
              VOTING AND CORPORATE GOVERNANCE GUIDELINES AND POLICY
                                   VERSION 7.0

         our personnel may disclose information regarding our voting intentions to any banking or investment banking affiliate. Any of our personnel involved in the proxy voting process who are contacted by such an affiliate regarding the manner in which we intend to vote on a specific issue, must terminate the contact and notify the Legal and Compliance Department immediately.

- Where UBS Global Asset Management is aware of a conflict of interest in voting a particular proxy as a result of an existing or prospective client or business relationship or otherwise, the appropriate Local Corporate Governance Committee will be notified of the conflict and the full Local Corporate Governance Committee will determine how such proxy should be voted. If such Committee decides to vote other than in accordance with this Policy, the Committee shall prepare and maintain a written rationale for its vote. (Note: For purposes of this policy, for an entity to be considered a prospective client, there must be a reasonable likelihood it will engage us to manage assets within a reasonable period of time.)

                                                                    8 April 2003

                                       9
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                           UBS GLOBAL ASSET MANAGEMENT
              VOTING AND CORPORATE GOVERNANCE GUIDELINES AND POLICY
                                   VERSION 7.0

II.      VOTING AND CORPORATE GOVERNANCE PROCEDURES

A.       GLOBAL CORPORATE GOVERNANCE COMMITTEE

MEMBERS:

- Global CIO (Chair) and Local CIOs or their equivalents from each office (Chicago, London, Zurich, Tokyo, Toronto & Sydney) or their appointed delegates

-        Representative from Operations

-        Global Head of Legal & Compliance will act as counsel to the Committee

RESPONSIBILITIES:

-        To review, approve and oversee the implementation of this Policy.

- Keep abreast of and share trends in corporate governance and update this policy as necessary.

- To provide a forum for discussing corporate governance issues between regions.

- Coordinate with the Communications group on all corporate or other communication related to global proxy issues.

- Consult with Analysts, Research Directors and others regarding issues relevant to portfolio companies.

-        Engage and oversee any independent proxy voting services being used.

-        Oversee the activities of the Local Corporate Governance Committees.

MEETINGS:

Meetings will be held at least quarterly.

LOCAL CORPORATE GOVERNANCE COMMITTEES

Each office or region as applicable will set up a Local Corporate Governance Committee to discuss local corporate governance issues and to review proxies where we are aware of conflicts of interests including but not limited to those arising from:

    -   Relationships with clients and potential clients

    -   Banking and investment banking divisions within UBS

    -   Media sensitive votes

The Local Corporate Governance Committees will set their own agendas and schedule, but should meet at least twice a year on a formal basis.

                                                                    8 April 2003

                                       10
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                           UBS GLOBAL ASSET MANAGEMENT
              VOTING AND CORPORATE GOVERNANCE GUIDELINES AND POLICY
                                   VERSION 7.0

                                                                    8 April 2003

                                       11
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                           UBS GLOBAL ASSET MANAGEMENT
              VOTING AND CORPORATE GOVERNANCE GUIDELINES AND POLICY
                                   VERSION 7.0

MEMBERS:

- Local CIO or equivalent (chair) from each office (Chicago, London, Zurich, Tokyo, Toronto & Sydney) or their appointed delegates

-        Personnel from the Equity group

-        Operations group representative

- A Legal & Compliance group representative will act as counsel to the Committee

RESPONSIBILITIES:

- Keep abreast of and share trends in corporate governance and update local policy as necessary.

- Provide a forum for discussing corporate governance issues within a region.

-        Oversee the proxy voting process.

- Coordinate with the Communications group all corporate or other communication related to local proxy issues.

- Consult with Analysts, Research Directors and others regarding issues relevant to portfolio companies.

-        Interpret this Policy into the local context.

-        Propose additional Macro Rationales at the global and local levels.

-        Review and resolve conflicts of interest.

B.       PROXY VOTING - PROCESS

The Global Corporate Governance Committee, under the chairmanship of the Global CIO, is responsible for our corporate governance policy and proxy voting process.

Given the magnitude of the effort, availability of resources and local customs certain functions and responsibilities may be delegated to the Local Corporate Governance Committees or others for the efficient processing of the votes. The Legal & Compliance groups will regularly be brought into the decision making process on complex issues and on issues involving conflicts of interests.

In order to facilitate the process, proxy issues and portfolios are categorized into and assigned an approval escalation level. Details are listed below:

-        PROXIES ARE DIVIDED INTO 2 CATEGORIES:

         -        Active - Companies held in an actively managed portfolio

         - Passive - Companies held in an index, index-like or quantitative portfolio

1.       ACTIVE

-        ISSUES ON PROXIES ARE DIVIDED INTO THREE CATEGORIES:

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                           UBS GLOBAL ASSET MANAGEMENT
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         -        Sensitive - Requires Analyst, Research Director and Global
                  Chief Investment Officer approval for a vote against management, regardless of guidelines and policy. Requires Analyst, Research Director and Local Chief Investment Officer approval for a vote for management.

         - Ordinary - May be voted by a delegate of the Equity group according to our general guidelines and macro rationales regardless of whether for or against management.

         - Directed - Votes may be effected by a delegate according to specific written client guidelines.

         Votes on proxy issues where we are aware of a conflict of interest require approval of the full Local Corporate Governance Committee as more fully described above in Section I.C. Proxy Voting Conflict Guidelines.

-        SENSITIVE ISSUES

         Sensitive issues are those where we are concerned at the overall governance regime of the company such that we intend to take action to remove board members, support new board candidates not recommended by the existing board or any other controversial issues. Any votes to be made in a manner inconsistent with this Policy, and any votes on matters not covered in this Policy are also considered sensitive.

2.       PASSIVE

         Where we manage portfolios pursuant to quantitative, index or index-like strategies, we may delegate the authority to exercise voting rights for holdings managed pursuant to such strategies to an independent proxy voting and research service with the direction that the votes be exercised in accordance with this Policy. If such holdings are also held in an actively-managed strategy, we will exercise the voting rights for the passive holdings according to the active strategy.

BALLOT RECONCILIATION

UBS Global Asset Management's proxy voting personnel will take necessary steps to determine that we are receiving ballots for all accounts over which we have voting authority.

C.       PROCEDURES FOR TAKING ACTION WITH A COMPANY'S BOARD

- Where we suspect poor corporate governance may negatively impact the long-term value of the issuer (including loss of confidence in senior management), we will attempt to gather further information from the company and standard information sources.

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                           UBS GLOBAL ASSET MANAGEMENT
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-        Pursuing direct contact with a company's external board or internal company management board members regarding their board responsibilities requires the involvement of the Local Chief Investment Officer.

- If action is considered necessary, we will attempt to arrange an informal meeting with one or more outside directors to gather additional information and learn more about the company's corporate governance practices. The intent of the meeting with outside directors is not to gain private or inside information but to communicate our concerns. If we initiate the meeting, the Global Chief Investment Officer will be informed before any meeting is scheduled.

- If it is determined that appropriate corporate governance practices are not presently nor likely to be put in place, then it may be necessary to:

         -        withdraw our support for the common stock;

         -        communicate with the entire board;

         -        reflect our positions in our proxy vote opportunities; or

         -        contact other shareholders regarding our concerns.

-        When we initiate a formal communication to the board it will include the following:

         - A statement of our belief in the importance of good corporate governance;

         - A listing of areas of deficient governance we believe to exist at the company;

         - A statement that the maintenance of our continued corporate support will be predicated on addressing any deficiencies; and

         - A request for a response as to what actions the board feels is necessary to address our concerns.

D.       PROCEDURES FOR CONTACTING THE MEDIA

It is our policy not to make comments to the media on any issues relating to proxy issues of any individual company. Tasked with managing the assets of clients, we are honor-bound to work in their best interests.

Requests from the media for general information relating to this Policy, comments on Corporate Governance issues relating to a specific security or general, non-specific issues related to Corporate Governance, must be directed to the Regional/Global CIO and the Regional Head of Legal & Compliance or the Business Group General Counsel.

The Regional/Global CIO and the Head of Legal & Compliance or the Business Group General Counsel will determine if there is to be an exception to this policy.

All communication with the media must be coordinated with the Communications Group in accordance with appropriate media policy.

                                                                    8 April 2003

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                           UBS GLOBAL ASSET MANAGEMENT
              VOTING AND CORPORATE GOVERNANCE GUIDELINES AND POLICY
                                   VERSION 7.0

E.       RECORDKEEPING

UBS Global Asset Management will maintain records of proxies voted. Such records include copies of:

-        Our policies and procedures;

-        Proxy statements received;

-        Votes cast per client;

-        Number of shares voted;

- Communications received and internal documents created that were material to the voting decision;

- A list of all proxies where it was determined a conflict existed and any written rationale created or approved by the Local Corporate Governance Committee supporting its voting decision; and

- Client requests for proxy voting records and our Policy, as well as our response.

                                                                    8 April 2003

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                           UBS GLOBAL ASSET MANAGEMENT
              VOTING AND CORPORATE GOVERNANCE GUIDELINES AND POLICY
                                   VERSION 7.0

LOCAL POLICY - UK / LONDON

DIRECTORS' REMUNERATION   Greenbury - Invited to approve all new long     Each on its own merits
AND/OR PENSION            term incentive schemes
ARRANGEMENTS              Greenbury - Shares granted should not vest,
                          and options should not be exercisable, in
                          under three years
                          Greenbury - Total awards potentially
                          available should not be excessive
                          Greenbury - Subject to challenging criteria
                          Greenbury - Consideration should be given to
                          criteria which reflects the company's
                          performance relative to a group of comparator
                          companies in some key variables such as TSR
                          Greenbury -Are grant options phased
                          Greenbury - Executive options are not at a
                          discount
                          ABI - Options should only be granted over the
                          capital of the parent company.
                          ABI - A Scheme should not last more than 10
                          years
                          ABI - All Schemes No more than 10% of share
                          capital should be used in any rolling 10 year
                          period
                          ABI - Executive Schemes No more than 5% of
                          the issued Ordinary share cap in any 10 year
                          period unless these Options are Super-Options
                          Combined Code - Agrees with the
                          recommendations of the Greenbury Code.
                          .
BASIC AUTHORITY FOR       Companies Act - Section 80 provides authority   For Management
DIRECTORS TO ALLOT ANY    for Directors to issue shares
SHARES                    ABI(5) - New issues should not exceed one third
                          of existing issued share
                          capital - taking account amounts reserved for
                          share schemes, warrants or convertible shares

SHARE ALLOTMENT OTHER     Companies Act - Section 89 imposes              For management if issue meets IPC
THAN TO EXISTING          pre-emption (shares must be first offered to    5% guideline
SHAREHOLDERS              existing shareholders on a pro-rata basis)

                                                                    8 April 2003

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                           UBS GLOBAL ASSET MANAGEMENT
              VOTING AND CORPORATE GOVERNANCE GUIDELINES AND POLICY
                                   VERSION 7.0

                          Companies Act - Section 95 allows
                          dis-application of S89 for issues of shares for cash (but not for assets)
                          IPC - Dis-application of S89 acceptable
                          provided no more than 5% of the issued
                          capital on a non-pre-emptive basis in any one year and no more than 7.5% in the current and preceding 2 years

MARKET PURCHASE OF ITS    ABI(7) -Authority under S166 must be renewed    For Management if criteria is met.
OWN SHARES BY COMPANY     annually; increase in EPS a pre-requisite;
                          approval of preference shareholders
                          necessary; 10% of issued share capital is
                          appropriate
                          Companies Act - Section 166 permits buy-back,
                          S162 must have power for buy-back within
                          articles of assoc.
                          Stock Exchange Yellow book - up to 15% of
                          issued share capital within 12 months
                          permissible. Price must not exceed 105% of
                          market value.

SCRIP DIVIDEND            No guidelines                                   For Management
ALTERNATIVE
ENHANCED SCRIP DIVIDEND   No guidelines                                   Each on its own merits
AMENDMENTS TO ARTICLES    No guidelines                                   For Management
OF ASSOCIATION

SHAREHOLDER RESN.         No guidelines                                   or Management

POLITICAL DONATIONS       Political Parties, Elections and Referendums    For Management if the company
                          Act 2000                                        issues a statement confirming that
                                                                          the donation is not to a political
                                                                          party in the true sense.

                                                                          Against if this statement is not
                                                                          made

                                                                    8 April 2003

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                           UBS GLOBAL ASSET MANAGEMENT
              VOTING AND CORPORATE GOVERNANCE GUIDELINES AND POLICY
                                   VERSION 7.0

LOCAL POLICY - AUSTRALIA / SYDNEY

AUSTRALIAN MARKET CONVENTIONS AND "BEST PRACTICE"

Board Structure and Quality

Review allocation of work between Board and management (IFSA 9).
Board has majority of independent directors with appropriate skills (IFSA 2). Chairman should be an independent director (IFSA 3) or a lead director to be appointed.
The Board should appoint an audit committee, a remuneration committee and a nomination committee (IFSA 4 and 5).
Generally constituted with a majority of independent directors
Audit committee comprises only non executive directors
Have access to employees and advisers of the company
Entitled to obtain independent professional advice at the company's expense

The Board should review its performance and the performance of individual directors, the company and management regularly (IFSA 7)
Before accepting appointment, non-executive directors should be formally advised of the reasons they have been asked to join the Board and given an outline of what the Board expects of them (IFSA 6)
ASX listing rules require director election each year on a one third rotational basis. Company Law sets retirement age at 72 years unless a 75% approval vote is obtained.
Aust Law requires at least 3 directors with at least 2 residing in Australia.

Change of Control Procedures

Major corporate changes, which in substance or effect may impact shareholder equity or erode ownership rights, should be submitted to a vote of shareholders (IFSA 13).
Share repurchase of up to 10% in a 12 month period without shareholder approval. Purchase from a single vendor requires 75% approval.
ASX listing rules require shareholder approval for any disposal or change in control of a company's main undertaking.
Partial takeover provisions may be approved by shareholders but are renewable every 3 years.

Auditors

Fees from non-audit services by an audit firm must be disclosed (pending Aust legislation).
Expanded role for the Financial Reporting Council to oversee audit independence and auditing standards (pending legislation) Compulsory audit partner rotation after 5 years but not rotation of audit firms (pending legislation)
Mandatory audit committees for Top 500 companies (pending legislation). Statement from audit committee that non-audit services are compatible with independence (pending legislation).

                                                                    8 April 2003

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                           UBS GLOBAL ASSET MANAGEMENT
              VOTING AND CORPORATE GOVERNANCE GUIDELINES AND POLICY
                                   VERSION 7.0

Compensation

The Board should review its performance and the performance of individual directors, the company and management regularly (IFSA 7)
The Board should establish and disclose in the annual report a policy to encourage non-executive directors to invest their own capital in the company or to acquire shares from an allocation of a portion of their fees (IFSA 8).
The Board should disclose in the company's annual report its policies on and the quantum and components of remuneration for all directors and each of the 5 highest paid executives (IFSA 10).
All equity participation compensation plans must be approved by shareholders in a special resolution.
Option term maximum is 5 years
Share options must be "expensed" from middle of 2004 (pending legislation)

General Governance

Conduct of meetings - separate motions, form of proxy, adequate notification of meeting, all voting by poll, results of voting disclosed (IFSA 11)

BEST PRACTICE FOR INVESTMENT MANAGERS

Encourage direct contact with companies including constructive communication with both senior management and board members about performance, corporate governance and other matters affecting shareholders' interests.
Vote on all material issues.
Written policy on exercising proxy votes and ensure consistently applied
Report proxy votes cast to clients and a positive statement that the investment manager has complied with its obligation to exercise voting rights in the client's interest only.

                                                                    8 April 2003

                           UBS GLOBAL ASSET MANAGEMENT
              VOTING AND CORPORATE GOVERNANCE GUIDELINES AND POLICY
                                   VERSION 7.0

LOCAL POLICY - SWITZERLAND / ZURICH

Swiss law does not allow for UBS Global Asset Management Switzerland to vote proxies. This function is managed by the securities operations group of UBS AG (Zurich). The Swiss Code of Obligations allows UBS AG the custodian, the right to vote in accordance with explicit instructions from its clients. In the case where UBS AG has no explicit instructions, the Swiss Code of Obligations, (Article #689), states that UBS AG must vote the proxy based upon general instructions. In the absence of general instructions, the bank must vote in line with the proposals presented by the board of directors.

                                                                    8 April 2003

                           UBS GLOBAL ASSET MANAGEMENT
              VOTING AND CORPORATE GOVERNANCE GUIDELINES AND POLICY
                                   VERSION 7.0

LOCAL POLICY - JAPAN / TOKYO

NO LOCAL POLICIES AT THIS TIME

                                                                    8 April 2003

                           UBS GLOBAL ASSET MANAGEMENT
              VOTING AND CORPORATE GOVERNANCE GUIDELINES AND POLICY
                                   VERSION 7.0

LOCAL POLICY - CANADA / TORONTO

NO LOCAL POLICIES AT THIS TIME

                                                                    8 APRIL 2003

                           UBS GLOBAL ASSET MANAGEMENT
              VOTING AND CORPORATE GOVERNANCE GUIDELINES AND POLICY
                                   VERSION 7.0

LOCAL POLICY - UNITED STATES / CHICAGO

OUR GLOBAL POLICIES ARE OUR LOCAL POLICIES EXCEPT FOR THE FOLLOWING:

General:

UBS Global Asset Management in the United States has adopted and implemented policies and procedures, in accordance with SEC Rule 206(4)-6 under the Advisers Act of 1940, that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients. Our authority to vote the proxies of our clients is established by our advisory contracts or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994). Further, with respect to our mutual fund accounts, our proxy voting policies and procedures accommodate the SEC disclosure requirements for proxy voting by registered investment companies.

I. B. Proxy Voting Guidelines - Macro Rationales

For accounts subject to ERISA, we will exercise voting rights in accordance with client directions unless we believe it imprudent to do so. Should we determine it is imprudent to follow an ERISA client's direction, and the client confirms such direction after being notified of our opinion, we will exercise the voting right in the manner we deem prudent.

                                                                    8 April 2003

                                                                  April 11, 2005

U. S. TRUST

                        Shareholder Proxy Voting Policies

OVERVIEW

U.S. Trust often has authority to vote proxies for shareholders with accounts managed by the firm. As an investment adviser, U.S. Trust has a fiduciary duty to act solely in the best interests of its clients when exercising this authority. At U.S. Trust, we recognize that in those cases where we have voting authority, we must vote client securities in a timely manner and make voting decisions that are in the best interests of our clients.

To fulfill this responsibility, U.S. Trust has established a Proxy Committee. The Proxy Committee is responsible for establishing and implementing proxy voting policies and procedures and for monitoring those policies and procedures. APPENDIX A and APPENDIX B set forth the Proxy Committee's current policies with respect to how U.S. Trust will vote with regard to specified matters that may arise from time to time. These voting policies are based entirely upon considerations of investment value and the financial interests of our clients.

From time to time, U.S. Trust may experience potential conflicts of interest when voting a proxy for an issuer with whom U.S. Trust may have a relationship that could conceivably affect the manner in which we vote the issuer's proxy. The Proxy Committee has developed conflicts procedures governing these situations, which are set for in detail in APPENDIX C.

The Proxy Voting Committee is responsible for establishing policies and procedures to govern the voting of proxies in all accounts for which U.S. Trust Company N. A. and United States Trust Company of New York serve as investment adviser and for which we have voting authority, with the exception of accounts for which the Special Fiduciary Services Division of U.S. Trust Company N.A. ("SFS") acts as a plan fiduciary under ERISA. As discussed further in APPENDIX D, as a result of ERISA requirements and the differing considerations which often pertain to ERISA accounts, SFS is responsible for voting all proxies for which it serves as an ERISA plan fiduciary.

The Proxy Committee has also developed procedures implementing the Committee's policies and governing the proxy voting process. These procedures are set forth in APPENDIX E. As described in APPENDIX E, the Proxy Committee has engaged Institutional Shareholder Services, Inc., ("ISS") a nationally recognized provider of proxy voting services, to assist in voting proxies for accounts over which U.S. Trust has custody of client assets. ISS also provides the Committee with recommendations regarding particular proxy matters.

Statement of Proxy Voting Guidelines

The Proxy Committee has established the following voting guidelines. In all cases, these guidelines are subject to the firm's conflicts procedures. Thus, in the event that a conflict is identified, the procedures set in APPENDIX C, rather than these guidelines, will apply:

      1. With respect to those routine matters set forth in APPENDIX A, U.S. Trust will vote in accordance with the views and recommendations of a corporation's management.

      2. With respect to the matters identified in Appendix B, U.S. Trust will vote in accordance with the guidelines set forth in APPENDIX B.

      3. With respect to any matter that is not identified in either APPENDIX A or B, the Proxy Committee will consider such matter on a case-by-case basis and vote in a manner consistent with its fiduciary obligations and the interests of its clients.

      4. The Proxy Committee may override the guidelines set forth in APPENDIX A and APPENDIX B if it determines that a vote contrary to these guidelines is appropriate from the standpoint of the interests of its clients and is consistent with its fiduciary responsibilities. Any decision to deviate from these guidelines must be documented by the Proxy Committee and maintained with the records of the Committee. In compelling circumstances, the Proxy Committee may determine to "split" its vote on a particular matter for different investment advisory clients for which it is exercising its authority to vote proxies. Any decision to "split" votes must be appropriate from the standpoint of the interests of each of its clients and must be consistent with its fiduciary responsibilities. Any decision to split votes must be documented by the Proxy Committee and maintained with the records of the Committee.

APPENDIX A - ROUTINE ISSUES

The Proxy Committee has determined that the following items are considered routine and will generally be voted in a manner consistent with the recommendations of management of the issuer:

1. Ratification of Auditors

2. Corporate housekeeping matters - including: Proposals relating to the conduct of the annual meeting, name changes, non-substantive or corrective changes to charter or by-laws (including increasing or decreasing the number of directors), proposals as to the creation of corporate governance, nominating or other committees and proposals concerning the composition of such committees, and proposals relating to whether one individual may act as both Chairman and CEO or otherwise hold simultaneous officer and director positions.

3. Routine capitalization matters- including: Matters relating to adjusting authorized common or preferred stock in connection with stock splits, reverse splits or other business matters not related to anti-takeover measures, issuance of shares in connection with an acquisition, increase in capital stock for shareholder rights plan.

4. Composition of the Board- including: Election of directors, removal of directors for cause, establishing term limits for directors, requiring two candidates for each board seat; except that proposals relating to whether a majority of the Board must be independent are not considered routine.

5. General corporate matters- including: Formation of a holding company, reincorporation into a different state, issuance of special reports (including reports on employment and recruiting practices in relation to the gender, race or other characteristics) and reports on charitable/political contributions and activities, adoption, renewal or amendment of shareholder rights plan, establishing or amending employee savings, employee stock ownership plans or investment plans.

APPENDIX B - NON-ROUTINE ISSUES

The Proxy Committee has adopted the following guidelines with respect to the following non-routine issues.

1 - Proposals Regarding Director Elections

      i. Cumulative voting for the election of directors - Cumulative voting permits a shareholder to amass (cumulate) all his/her votes for directors and apportion these votes among one, or a few, or all directors on a multi-candidate slate. We believe that cumulative voting favors special interest candidates who may not represent the interests of all shareholders. We will typically vote AGAINST proposals for cumulative voting and FOR proposals to eliminate cumulative voting.

      ii. Classified Boards - We believe that electing directors is one of the most basic rights that an investor can exercise in stock ownership. We believe that a non-classified Board (requiring re-election of all directors annually) increases the accountability of the Board to shareholders. We will typically vote AGAINST proposals seeking classification of a Board and FOR proposals seeking declassification.

      iii. Term limits for independent directors - We believe that term limits can result in arbitrarily discarding knowledgeable, experienced directors. We believe that qualified and diligent directors should be allowed to continue to serve the interests of a company's shareholders and that term limits do not serve shareholder's interests. We will typically vote AGAINST such proposals.

      iv. Proposals concerning whether a majority of the board must be independent - We believe that it is beneficial for a majority of the board of directors of a company to be comprised of independent directors. As such, we will typically vote FOR such proposals.

      v. Proposals requiring a majority vote for election of directors - Such proposals go beyond what is typically required under state law, which normally provides for election of directors by a plurality vote. We believe such proposals may frustrate the will of the shareholders who have expressed a preference for a director. We will typically vote AGAINST such proposals.

2 - Other Director-Related Proposals

      (i) Proposals limiting liability or providing indemnification of directors - We believe that in order to attract qualified, effective and experienced persons to serve as directors, it is appropriate for a company to offer appropriate and competitive protection to directors from exposure to unreasonable personal liability potentially arising from serving as a director. We will typically vote FOR such proposals.

      (ii) Proposals regarding director share ownership - Like employee stock ownership, director stock ownership aligns the interests of directors and shareholders.

            Whether through outright purchase (with the director's cash compensation) or through option grants, we believe director share ownership is in the interests of shareholders. We will typically vote FOR such proposals.

3 - Anti-Takeover proposals and Shareholder rights

      (i) Shareholder rights plans and poison pills - Poison pills are used as a defense against takeover offers that are not welcomed by incumbent management. Such plans typically allow shareholders (other then the shareholder making the takeover offer) to purchase stock at significantly discounted prices. Such a plan may serve to entrench management and directors and may effectively prevent any take-ever, even at a substantial premium to shareholders. We will typically vote AGAINST poison pill plans and AGAINST proposals to eliminate a requirement that poison pill plans be submitted to shareholders for approval.

      (ii) Golden Parachute arrangements - We believe that executive severance arrangements that are triggered by a change in control (known as "golden parachutes") should be submitted for shareholder approval and will therefore vote FOR such a requirement. We will typically vote AGAINST such arrangements if they result in a payment of more than 3 times an executive's annual salary and bonus.

      (iii) Other anti-takeover provisions - We will typically vote AGAINST other anti-takeover provisions, such as blank check preferred stock, greenmail provisions, shark repellants and increases in authorized shares for anti-takeover purposes and will typically vote FOR proposals such as fair price amendments.

      (iv) Limitations on shareholder rights - We will typically vote AGAINST proposals which limit shareholders' corporate rights, including, the right to act by written consent, the right to remove directors, to amend by-laws, to call special meetings, or nominate directors.

      (v) Proposals regarding supermajority vote requirement - We support shareholders' ability to approve or reject matters based on a simple majority. We will typically vote AGAINST proposals to institute a supermajority vote requirement.

      (vi) Proposals Regarding Confidential Voting - Confidential voting allows shareholders to vote anonymously and we believe helps large institutional shareholders avoid undue influence that may be exerted by special interest groups. Prohibiting confidential voting may discourage some shareholders from exercising their voting rights, which we believe is not in the best interests of a company's shareholders. We will typically vote FOR the adoption of confidential voting proposals and AGAINST proposals to prohibit confidential voting.

      (vii) Discretionary voting of unmarked proxies - Such proposals often provide management with the discretion to vote unmarked proxies as management determines. Except for the discretion to vote unmarked proxies with respect to a proposal to adjourn a meeting and to set a new meeting date, we believe it is not proper to provide management with the discretion to vote unmarked proxies. We will typically vote AGAINST such proposals.

4 - Management compensation proposals

      (i) Proposals to establish or amend various forms of incentive compensation plans and retirement or severance benefits for directors or key employees - We support effective and carefully administered incentive compensation plans, including stock options and other stock purchase rights to be awarded to key employees. These awards act as incentives for such key employees to improve the overall financial performance of the corporation. These awards should be reasonable, given corporate circumstances, and developed at the discretion of the board of directors' compensation committee or other special committee charged with evaluating such plans. We also support appropriate severance benefits for directors and employees and recognize that they are necessary to attract and retain experienced and qualified individuals. We will typically vote FOR such proposals.

      (ii) Proposals for establishing or amending Executive Incentive Bonus Plans - We believe that executive incentive bonus plans are an integral part of management compensation structures. We believe proposals for establishing and amending executive incentive bonus plans are worthwhile. We will typically vote FOR such proposals.

      (iii) Proposals to limit the discretion of management to determine the compensation of directors and officers - We believe that proposals that limit the discretion of management to determine compensation of directors and officers of a company are inappropriate. We believe management is best situated to determine what the market requires in order to attract able and qualified persons to act as directors and officers. We will typically vote AGAINST such proposals.

5 - Non-Routine General Corporate Matters

      (i) Proposals relating to asset sales, mergers, acquisitions, reorganizations & restructurings - These proposals are typically brought by management for underlying business reasons. We believe that management best understands the corporation's business and is best situated to take appropriate courses of action. Thus, we will typically vote FOR such proposals.

      (ii) Proposals for extinguishing shareholder preemptive rights - Preemptive rights permit shareholders to share proportionately in any new issues of stock of the same class. For companies having large, actively-traded equity capitalizations, individual shareholder's proportionate ownership may easily be obtained by market purchases. We believe that greater financing flexibility and reduced expenses afforded by not having preemptive rights are more beneficial to shareholders than the ability to maintain proportionate ownership through preemptive rights. We will typically vote FOR proposals to extinguish such rights and AGAINST proposals to create such rights.

      (iii) Proposals requiring consideration of comparative fee information by independent auditors - The cost of an audit is determined mainly by the specific characteristics of each corporation, which may not be comparable even for companies within the same industry. Thus, the comparison of one auditor's fees with those of another auditor for a different corporation is not meaningful. We further believe that the cost of the audit should not be the overriding factor in the selection of auditors. As such, we will typically vote AGAINST such proposals.

      (iv) Proposals mandating diversity in hiring practices or board composition - We believe that management is best able to make hiring and firing decisions and should make those decisions, consistent with the requirements of applicable law, based on the best available talent for the position in question. We believe that federal and state anti-discrimination laws should control to prevent discriminatory practices and that the vast majority of corporations make concerted efforts to comply with federal and state laws that prohibit employment discrimination. We will typically vote AGAINST such proposals.

      (v) Proposals prohibiting dealings with certain countries - the decision to prohibit business dealings with any country is a policy issue that we believe is best reserved to the U.S. government. If the U.S. government has not prohibited trade or business dealing with companies in a particular foreign country, then we believe it is up to management to determine whether it would be appropriate for a company to do business in that country. We will typically vote AGAINST such proposals.

      (vi) Proposals to limit the number of other public corporation boards on which the CEO serves - We believe that service on multiple boards may enhance the CEO's performance by broadening his or her experience and facilitating the development of a strong peer network. We feel that management and the board are best suited to determine the impact of multiple board memberships on the performance of the CEO. We will typically vote AGAINST such proposals.

      (vii) Proposals to limit consulting fees to an amount less than audit fees
            - We believe that access to the consulting services of professionals is a valuable resource of increasing importance in the modern world that should be at the disposal of management. We believe that restricting management's access to such resources is not in the interests of the corporation's shareholders. We will typically vote AGAINST such proposals.

      (viii) Proposals to require the expensing of stock options - Current accounting standards permit, but do not require, the expensing of stock options. We believe that the expensing of stock options is beneficial in reviewing the financial condition of an issuer. We will typically vote FOR such proposals.

      (ix) Proposals restricting business conduct for social and political reasons - We do not believe that social and political restrictions should be placed on a company's business operations, unless determined to be appropriate by management. While, from an investment perspective, we may consider how a company's social and political practices may affect present and prospective valuations and returns, we believe that proposals that prohibit companies from lines of business for social or political reasons are often motivated by narrow interest groups and are not in the best interest of the broad base of shareholders of a company. We believe that management is in the best position to determine these fundamental business questions. We will typically vote AGAINST such proposals.

      (x) Proposals requiring companies' divestiture from various businesses - Proposals to require companies to divest from certain businesses, like tobacco, or from businesses that do not follow certain labor practices, are often motivated by narrow special interests groups. We believe that management is best suited to determine a company's business strategy and to consider the interests of all shareholders with respect to such matters. We will typically vote AGAINST such proposals.

6 - Other Shareholder proposals - Other shareholder proposals may arise from time to time that have not been previously considered by management. These proposals often have a narrow parochial focus. We will typically with management with regard to such proposals.

APPENDIX C- CONFLICTS PROCEDURES

From time to time, U.S. Trust may encounter potential conflicts of interest when voting a proxy for an issuer with whom U.S. Trust or a member of senior management may have a relationship that might affect the manner in which U.S. Trust votes the issuer's proxy. The Proxy Committee has developed the following conflicts procedures governing these situations. In such situations, as described below, the conflict may be addressed by (i) relinquishing to the account principal the voting of the proxy, (ii) voting the proxies in accordance with the firm's pre-existing voting policies as set forth in Appendices A and B, or (iii) voting the proxies in accordance with the recommendations of an independent third party, such as ISS. With respect to (iii) above, the Proxy Committee will periodically obtain representations and assurances from ISS (or any other agent selected by the Committee for purposes of this Conflicts Procedure) that the agent is not itself conflicted from making such a recommendation. If the Proxy Committee determines that ISS (or such other agent) also has a conflict, it shall secure the services of another independent 3rd party proxy evaluation firm and vote the shares in accordance with the recommendations of that firm.

Conflicts Related to Voting of Shares of Affiliated Funds

U.S. Trust may have voting authority for shares held by its clients in mutual funds managed by U.S. Trust or its affiliates. In these circumstances, U.S Trust may have a conflict of interest in voting these shares on behalf of its clients, particularly in matters relating to advisory or other fees or mergers and acquisitions. In all cases, it is U.S. Trust's policy to instruct ISS to vote these shares in accordance with its own recommendations or the recommendations of another independent 3rd party proxy evaluation firm.

Conflicts Associated with Voting of Shares Issued by Affiliated Companies

U.S. Trust is affiliated with Charles Schwab & Co. ("Schwab"), which is a publicly registered company. U.S. Trust may have voting authority for shares held by its clients in Schwab. U.S Trust may have a conflict of interest in voting these shares on behalf of its clients as a result of this affiliation. In all cases, it is U.S. Trust's policy to relinquish to the account principal the voting proxy for Schwab securities. If there is no such account principal, then it's U.S. Trust's policy to abstain from voting on these matters.

General Conflicts

Other conflicts may arise for a number of reasons, including relationships that may exist between an issuer and U.S. Trust and/or members of its senior management. The Proxy Committee will delegate to one of its members the duty periodically to inform portfolio managers, senior business managers and other members of senior management that it is their collective responsibility to bring to the Committee's attention matters that may create a conflict of interest for the Firm when voting proxies for issuers. In addressing General Conflicts, the following definitions and policies apply:

US Trust Senior Office: a Director or a member of the management committee of a US Trust Entity or of The Charles Schwab Corporation.

US Trust Entity: U.S. Trust Corporation, U.S. Trust Company N.A., United States Trust Company of New York, and U.S. Trust Company of Delaware.

An Institutional Client of a US Trust Entity: An institutional account of a publicly-traded company for which a US Trust Entity provides investment management services or serves as custodian or trustee of employee benefit plans.

General Conflict - A general conflict of interest exists where UST has discretion to vote a proxy for an issuer and:

1.    A US Trust Senior Officer serves as an officer or director of that issuer.

2. A member of the Proxy Committee serves as an officer or director of that issuer.

3.    The issuer is an Institutional Client of a US Trust Entity.

4. The Proxy Committee is advised or becomes aware that a US Trust Entity has a significant business relationship (ie., managed accounts, private banking services) with the issuer or with an individual who may be a director or senior officer of the issuer.

When a General Conflict is identified, it will be resolved by instructing ISS to vote the proxy for such issuer in accordance with its own recommendations, or with the recommendations of another independent 3rd party proxy evaluation firm.

APPENDIX D- POLICIES WITH RESPECT TO ACCOUNTS FOR WHICH THE SPECIAL FIDUCIARY SERVICES DIVISION OF U.S. TRUST COMPANY N.A. SERVES AS ERISA PLAN FIDUCIARY

SFS acts as an ERISA plan fiduciary for certain accounts managed by U.S. Trust Company N.A. In its capacity as a plan fiduciary, SFS often is delegated authority to vote, or instruct the plan's trustee on how to vote proxies on behalf of the plan. In discharging its duties, SFS is subject to fiduciary responsibilities and procedural requirements imposed by ERISA. SFS has established its own proxy procedures for determining how to vote proxies for accounts for which SFS serves as an ERISA fiduciary. U.S. Trust has determined that it is appropriate that SFS exercise its own discretion in voting proxies for these accounts. In implementing this policy, the Proxy Committee has adopted the following procedures:

   1. Each quarter, the Chairman of the SFS will provide the Proxy Committee with a list of all clients for which SFS has proxy-voting discretion and will advise the Proxy Committee as to the determination reached by SFS on each proxy voting matter.

            - SFS will make an independent determination as to how to vote with respect to those accounts for which SFS exercises discretion given its fiduciary responsibilities and the interests of its clients. SFS may split its vote with respect to a particular issue in instances where SFS receives directions from participants, an investment manager or other named fiduciary. The minutes of the meeting of the Special Fiduciary Committee shall reflect the recommendation of the SFS financial analyst or relationship manager and the rationale for the decision reached.

   2. SFS shall report its vote to the Proxy Committee and share information and the rationale for its decision with the Proxy Committee. The proxy Committee will implement the voting instructions on behalf of SFS accounts for which U.S. Trust has custody. If SFS determines to vote in a manner which is inconsistent with these guidelines, or if a split vote results, then the reasons for such decisions shall be documented and recorded in the minutes of the meetings of the Special Fiduciary Committee.

APPENDIX E - PROXY VOTING PROCEDURES

U.S. Trust's proxy voting policies and procedures are developed, implemented and monitored by the Proxy Committee. The Proxy Committee meets at least quarterly, and more often when appropriate. The Chairman of the Committee is responsible for convening meetings of the Committee. The attendance in person or telephonically of at least three members of the Committee is necessary to establish a quorum. A vote of a majority of the members present is necessary for the Committee to take any action. Advance notice is not required in order to call a meeting of the Committee. Special meetings of the Committee will be held as necessary in accordance with these procedures.

At each quarterly meeting, the Proxy Committee will review all votes cast during the previous quarter. The Committee will also review any conflict situations during the previous quarter and will monitor adherence to the voting guidelines, industry trends and regulatory developments. At least annually, the Proxy Committee shall review the voting guidelines set forth in APPENDICES A and B and the conflicts procedures set forth in APPENDIX C. The remaining agenda for the Committee will be established by the Chairman.

The Proxy Committee will periodically remind U.S. Trust's analysts and investment professionals that it is their responsibility to advise the Proxy Committee of significant proxy issues which may impact the value of investment held in the firm's accounts. Analysts and investment professionals may suggest voting recommendations to the Proxy Committee based upon their in-depth knowledge of the issuer and the issues involved.

Accounts where U.S. Trust has voting authority and custody of assets

U.S. Trust has engaged ISS (proxy voting vendor) to assist it with proxy voting. Where U.S. Trust has voting authority and custody of assets, ISS will vote on routine matters on behalf of U.S. Trust in accordance with the guidelines stipulated in APPENDIX A. For all other proxy voting matters, U.S. Trust will vote in accordance with the guidelines stipulated in APPENDIX B utilizing ISS's internet based voting application.

Accounts where U.S. Trust has voting authority but does not have custody of assets

Same procedure as "Accounts where U.S. Trust has voting authority and custody of assets".

Excelsior Mutual Funds

The Excelsior Funds proxies re voted in accordance with the guidelines stipulated in APPENDIX A and APPENDIX B and pursuant to the procedures described above. The Excelsior Funds have contracted ISS to assist them in making its proxy voting record available on the Fund's website in accordance with regulatory requirements.

Fiduciary Accounts

U.S. Trust will vote proxies in accordance with its stated policies and procedures where it acts as sole fiduciary. U.S. Trust will vote proxies in accordance with its stated policies and procedures where it acts as co-fiduciary unless trust circumstances warrant otherwise.

                                    Wellington Management Company, llp
                                    Proxy Policies and Procedures

                                    Dated:  March 1, 2005

INTRODUCTION                        Wellington Management Company, llp
                                    ("Wellington Management") has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of its clients around the world.

                                    Wellington Management's Proxy Voting
                                    Guidelines, attached as Exhibit A to these Proxy Policies and Procedures, set forth the guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Proxy Voting Guidelines set forth general guidelines for voting proxies, each proposal is evaluated on its merits. The vote entered on a client's behalf with respect to a particular proposal may differ from the Proxy Voting Guidelines.

STATEMENT OF POLICIES               As a matter of policy, Wellington
                                    Management:

                                    1
                                    Takes responsibility for voting client
                                    proxies only upon a client's written
                                    request.

                                    2
                                    Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.

                                    3
                                    Develops and maintains broad guidelines
                                    setting out positions on common proxy
                                    issues, but also considers each proposal in the context of the issuer, industry, and country or countries in which its business is conducted.

                                    4
                                    Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

                                    5
                                    Identifies and resolves all material
                                    proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

                                    6
                                    Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer's corporate governance as part of the investment process.

                                    Wellington Management Company, llp
                                    Proxy Policies and Procedures

                                    Dated: March 1, 2005

                                    7
                                    Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

                                    8
                                    Provides all clients, upon request, with copies of these Proxy Policies and Procedures, the Proxy Voting Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

                                    9
                                    Reviews regularly the voting record to
                                    ensure that proxies are voted in accordance with these Proxy Policies and Procedures and the Proxy Voting Guidelines; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

RESPONSIBILITY AND                  Wellington Management has a Global Corporate
OVERSIGHT                           Governance Committee, established by action
                                    of the firm's Executive Committee, that is responsible for the review and approval of the firm's written Proxy Policies and Procedures and its Proxy Voting Guidelines, and for providing advice and guidance on specific proxy votes for individual issuers.
                                    The firm's Legal Services Department
                                    monitors regulatory requirements with
                                    respect to proxy voting on a global basis and works with the Global Corporate
                                    Governance Committee to develop policies that implement those requirements.
                                    Day-to-day administration of the proxy
                                    voting process at Wellington Management is the responsibility of the Global Corporate
                                    Governance Group within the Corporate
                                    Operations Department. In addition, the
                                    Global Corporate Governance Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.

STATEMENT OF PROCEDURES             Wellington Management has in place certain
                                    procedures for implementing its proxy voting policies.

General Proxy Voting                AUTHORIZATION TO VOTE. Wellington Management
                                    will vote only those proxies for which its clients have affirmatively delegated proxy-voting authority.

                                    RECEIPT OF PROXY. Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client's custodian bank. If a client requests that Wellington Management vote proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent. Wellington Management, or its voting agent, may receive this voting information by mail, fax, or other electronic means.
                                                                          Page 2

                                    Wellington Management Company, llp
                                    Proxy Policies and Procedures

                                    Dated:  March 1, 2005

                                    RECONCILIATION. To the extent reasonably practicable, each proxy received is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due.

                                    RESEARCH. In addition to proprietary
                                    investment research undertaken by Wellington
                                    Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

                                    PROXY VOTING. Following the reconciliation process, each proxy is compared against Wellington Management's Proxy Voting Guidelines, and handled as follows:

                                    -  Generally, issues for which explicit
                                       proxy voting guidance is provided in the Proxy Voting Guidelines (i.e., "For", "Against", "Abstain") are reviewed by the Global Corporate Governance Group and voted in accordance with the Proxy Voting Guidelines.

                                    -  Issues identified as "case-by-case" in
                                       the Proxy Voting Guidelines are further
                                       reviewed by the Global Corporate
                                       Governance Group. In certain
                                       circumstances, further input is needed,
                                       so the issues are forwarded to the
                                       relevant research analyst and/or
                                       portfolio manager(s) for their input.

                                    -  Absent a material conflict of interest,
                                       the portfolio manager has the authority
                                       to decide the final vote. Different
                                       portfolio managers holding the same
                                       securities may arrive at different voting conclusions for their clients' proxies.

                                    MATERIAL CONFLICT OF INTEREST IDENTIFICATION
                                    AND RESOLUTION PROCESSES. Wellington
                                    Management's broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Global Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Global Corporate Governance Committee encourages all personnel to contact the Global Corporate Governance Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Global Corporate Governance Committee to determine if there is a conflict, and if so whether the conflict is material.
                                                                          Page 3

                                    Wellington Management Company, llp
                                    Proxy Policies and Procedures

                                    Dated:  March 1, 2005

                                    If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Global Corporate Governance Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Global Corporate Governance Committee should convene. Any Global Corporate Governance Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

Other Considerations                In certain instances, Wellington Management
                                    may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

                                    SECURITIES LENDING. Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client's securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

                                    SHARE BLOCKING AND RE-REGISTRATION. Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client's portfolio or to pass on voting the meeting.

                                    In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client's portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

                                    LACK OF ADEQUATE INFORMATION, UNTIMELY
                                    RECEIPT OF PROXY MATERIALS, OR EXCESSIVE
                                    COSTS. Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain

                                    Wellington Management Company, llp
                                    Proxy Policies and Procedures

                                    Dated:  March 1, 2005

                                    from voting in those instances. Proxy
                                    materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In addition, Wellington Management's practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients.

ADDITIONAL INFORMATION              Wellington Management maintains records of
                                    proxies voted pursuant to Section 204-2 of the Investment Advisers Act of 1940 (the
                                    "Advisers Act"), the Employee Retirement
                                    Income Security Act of 1974, as amended
                                    ("ERISA"), and other applicable laws.

                                    Wellington Management's Proxy Policies and
                                    Procedures may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its Proxy Policies and Procedures, including the Proxy Voting Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

                                                                   EXHIBIT A

                                 Wellington Management Company, LLP
                                 Proxy Voting Guidelines

                                 Dated: March 1, 2005

INTRODUCTION                     Upon a client's written request, Wellington
                                 Management Company, LLP ("Wellington
                                 Management") votes securities that are held in the client's account in response to proxies solicited by the issuers of such securities. Wellington Management established these Proxy Voting Guidelines to document positions generally taken on common proxy issues voted on behalf of clients.

                                 These Guidelines are based on Wellington
                                 Management's fiduciary obligation to act in the best interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Wellington Management's experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry.

                                 Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The "(SP)" after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.

VOTING GUIDELINES                COMPOSITION AND ROLE OF THE BOARD OF DIRECTORS


                                 - Election of Directors:        For

                                 - Repeal Classified Board       For
                                   (SP):

                                 - Adopt Director Tenure/        Against
                                   Retirement Age (SP):

                                 - Minimum Stock Ownership       Case-by-Case
                                   by Directors (SP):

                                 - Adopt Director & Officer      For
                                   Indemnification:

                                 - Allow Special Interest        Against
                                   Representation to Board
                                   (SP):

                                 - Require Board Independence    For
                                   (SP):

                                 - Require Board Committees      For
                                   to be Independent (SP):

                                 - Require a Separation of       Case-by-Case
                                   Chair and CEO or Require a
                                   Lead Director (SP):

                                Wellington Management Company, LLP
                                Proxy Voting Guidelines

                                Dated: March 1, 2005

                                -  Boards not Amending          Withhold
                                   Policies that are            vote*
                                   Supported by a Majority of
                                   Shareholders:

                                   *on all Directors seeking
                                   election the following
                                   year

                                -  Approve Directors' Fees:     For

                                -  Approve Bonuses for          For
                                   Retiring Directors:

                                -  Elect Supervisory            For
                                   Board/Corporate Assembly:

                                -  Elect/Establish Board        For
                                   Committee:

                                -  Majority Vote on Election    Case-by-Case
                                   of Directors (SP):

                                MANAGEMENT COMPENSATION

                                -  Adopt/Amend Stock Option     Case-by-Case
                                   Plans:

                                -  Adopt/Amend Employee Stock   For
                                   Purchase Plans:

                                -  Approve/Amend Bonus Plans:   Case-by-Case

                                -  Approve Remuneration Policy: Case-by-Case

                                -  Exchange Underwater          Against
                                   Options:

                                -  Eliminate Golden             For
                                   Parachutes (SP):

                                -  Expense Future Stock         For
                                   Options (SP):

                                -  Shareholder Approval of      For
                                   All Stock Option Plans
                                   (SP):

                                -  Shareholder Approval of      For
                                   Future Severance
                                   Agreements Covering
                                   Senior Executives (SP):

                                -  Recommend Senior             For
                                   Executives Own and Hold
                                   Company Stock, not
                                   Including Options (SP):

                                -  Disclose All Executive       For
                                   Compensation (SP):

                                    Wellington Management Company, LLP
                                    Proxy Voting Guidelines

                                    Dated: March 1, 2005

                                    REPORTING OF RESULTS

                                    -  Approve Financial            For
                                       Statements:

                                    -  Set Dividends and Allocate   For
                                       Profits:

                                    -  Limit Non-Audit Services     For
                                       Provided by Auditors (SP):

                                    -  Ratify Selection of          For
                                       Auditors and Set Their
                                       Fees:

                                    -  Elect Statutory Auditors:    For

                                    -  Shareholder Approval of      For
                                       Auditors (SP):

                                    SHAREHOLDER VOTING RIGHTS

                                    -  Adopt Cumulative Voting      Against
                                       (SP):

                                    -  Redeem or Vote on Poison     For
                                       Pill (SP):

                                    -  Authorize Blank Check        Against
                                       Preferred Stock:

                                    -  Eliminate Right to Call a    Against
                                       Special Meeting:

                                    -  Increase Supermajority       Against
                                       Vote Requirement:

                                    -  Adopt Anti-Greenmail         For
                                       Provision:

                                    -  Restore Preemptive Rights:   Case-by-Case

                                    -  Adopt Confidential Voting    For
                                       (SP):

                                    -  Approve Unequal Voting       Against
                                       Rights:

                                    -  Remove Right to Act by       Against
                                       Written Consent:

                                    -  Approve Binding
                                       Shareholder Proposals:       Case-by-Case

                                    CAPITAL STRUCTURE

                                    -  Increase Authorized Common   Case-by-Case
                                       Stock:

                                    Wellington Management Company, LLP
                                    Proxy Voting Guidelines

                                    Dated: March 1, 2005

                                    -  Approve Merger or            Case-by-Case
                                       Acquisition:

                                    -  Approve Technical            Case-by-Case
                                       Amendments to Charter:

                                    -  Opt Out of State Takeover    For
                                       Statutes:

                                    -  Consider Non-Financial       Against
                                       Effects of Mergers:

                                    -  Authorize Share              For
                                       Repurchase:

                                    -  Authorize Trade in Company   For
                                       Stock:

                                    -  Approve Stock Splits:        For

                                    -  Approve                      For
                                       Recapitalization/
                                       Restructuring:

                                    -  Issue Stock with or          For
                                       without Preemptive Rights:

                                    -  Issue Debt Instruments:      For

                                    SOCIAL ISSUES

                                    -  Endorse the Ceres            Case-by-Case
                                       Principles (SP):

                                    -  Disclose Political and PAC   For
                                       Gifts (SP):

                                    -  Require Adoption of          Case-by-Case
                                       International Labor
                                       Organization's Fair Labor
                                       Principles (SP):

                                    -  Report on Sustainability     Case-by-Case
                                       (SP):

                                    MISCELLANEOUS

                                    -  Approve Other Business:      Abstain

                                    -  Approve Reincorporation:     Case-by-Case

                                    -  Approve Third Party          Case-by-Case
                                       Transactions:

                            WELLS CAPITAL MANAGEMENT

                      PROXY VOTING POLICIES AND PROCEDURES

1. Scope of Policies and Procedures. These Proxy Voting Policies and Procedures ("Procedures") are used to determine how to vote proxies relating to portfolio securities held in accounts managed by Wells Capital Management and whose voting authority has been delegated to Wells Capital Management. Wells Capital Management believes that the Procedures are reasonably designed to ensure that proxy matters are conducted in the best interest of clients, in accordance with its fiduciary duties.

2. Voting Philosophy. Wells Capital Management exercises its voting responsibility, as a fiduciary, with the goal of maximizing value to shareholders consistent with the governing laws and investment policies of each portfolio. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership, Wells Capital Management supports sound corporate governance practices within companies in which they invest.

Wells Capital Management utilizes Institutional Shareholders Services (ISS), a proxy-voting agent, for voting proxies and proxy voting analysis and research. ISS votes proxies in accordance with the Wells Fargo Proxy Guidelines established by Wells Fargo Proxy Committee and attached hereto as Appendix A.

3. Responsibilities

     (A)  Proxy Administrator

     Wells Capital Management has designated a Proxy Administrator who is responsible for administering and overseeing the proxy voting process to ensure the implementation of the Procedures. The Proxy Administrator monitors ISS to determine that ISS is accurately applying the Procedures as set forth herein and that proxies are voted in a timely and responsible manner. The Proxy Administrator reviews the continuing appropriateness of the Procedures set forth herein, recommends revisions as necessary and provides an annual update on the proxy voting process.

     (i) Voting Guidelines. Wells Fargo Proxy Guidelines set forth Wells Fargo's proxy policy statement and guidelines regarding how proxies will be voted on the issues specified. ISS will vote proxies for or against as directed by the guidelines. Where the guidelines specify a "case by case" determination for a particular issue, ISS will evaluate the proxies based on thresholds established in the proxy guidelines. In addition, proxies relating to issues not addressed in the guidelines, especially foreign securities, Wells Capital Management will defer to ISS Proxy Guidelines. Finally, with respect to issues for which a vote for or against is specified by the Procedures, the Proxy Administrator shall have the authority to direct ISS to forward the proxy to him or her for a discretionary vote, in consultation with the Proxy Committee or the portfolio manager covering the subject security if the Proxy Committee or the portfolio manager determines that a case-by-case review of such matter is warranted, provided however, that such authority to deviate from the Procedures shall not be exercised if the Proxy

          Administrator is aware of any conflict of interest as described further below with respect to such matter.

     (ii) Voting Discretion. In all cases, the Proxy Administrator will exercise its voting discretion in accordance with the voting philosophy of the Wells Fargo Proxy Guidelines. In cases where a proxy is forwarded by ISS to the Proxy Administrator, the Proxy Administrator may be assisted in its voting decision through receipt of: (i) independent research and voting recommendations provided by ISS or other independent sources; or (ii) information provided by company managements and shareholder groups. In the event that the Proxy Administrator is aware of a material conflict of interest involving Wells Fargo/Wells Capital Management or any of its affiliates regarding a proxy that has been forwarded to him or her, the Proxy Administrator will return the proxy to ISS to be voted in conformance with the voting guidelines of ISS.

          Voting decisions made by the Proxy Administrator will be reported to ISS to ensure that the vote is registered in a timely manner.

     (iii) Securities on Loan. As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy).

     (iv) Conflicts of Interest. Wells Capital Management has obtained a copy of ISS policies, procedures and practices regarding potential conflicts of interest that could arise in ISS proxy voting services to Wells Capital Management as a result of business conducted by ISS. Wells Capital Management believes that potential conflicts of interest by ISS are minimized by these policies, procedures and practices, a copy of which is attached hereto as Appendix B. In addition, Wells Fargo and/or Wells Capital Management may have a conflict of interest regarding a proxy to be voted upon if, for example, Wells Fargo and/or Wells Capital Management or its affiliates have other relationships with the issuer of the proxy. Wells Capital Management believes that, in most instances, any material conflicts of interest will be minimized through a strict and objective application by ISS of the voting guidelines attached hereto. However, when the Proxy Administrator is aware of a material conflict of interest regarding a matter that would otherwise require a vote by Wells Capital Management, the Proxy Administrator shall defer to ISS to vote in conformance with the voting guidelines of ISS. In addition, the Proxy Administrator will seek to avoid any undue influence as a result of any material conflict of interest that exists between the interest of a client and Wells Capital Management or any of its affiliates. To this end, an independent fiduciary engaged by Wells Fargo will direct the Proxy Administrator on voting instructions for the Wells Fargo proxy.

     (B)  ISS

     ISS has been delegated with the following responsibilities:

     (i) Research and make voting determinations in accordance with the Wells Fargo Proxy Guidelines described in Appendix A;

     (ii) Vote and submit proxies in a timely manner;

     (iii) Handle other administrative functions of proxy voting;

     (iv) Maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

     (v)  Maintain records of votes cast; and

     (vi) Provide recommendations with respect to proxy voting matters in general.

     (C) Except in instances where clients have retained voting authority, Wells Capital Management will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS.

     (D) Notwithstanding the foregoing, Wells Capital Management retains final authority and fiduciary responsibility for proxy voting.

4. Record Retention. Wells Capital Management will maintain the following records relating to the implementation of the Procedures:

     (i)  A copy of these proxy voting polices and procedures;

     (ii) Proxy statements received for client securities (which will be satisfied by relying on EDGAR or ISS);

     (iii) Records of votes cast on behalf of clients (which ISS maintains on behalf of Wells Capital Management);

     (iv) Records of each written client request for proxy voting records and Wells Capital Management's written response to any client request (written or oral) for such records; and

     (v) Any documents prepared by Wells Capital Management or ISS that were material to making a proxy voting decision.

     Such proxy voting books and records shall be maintained at an office of Wells Capital Management in an easily accessible place for a period of five years.

5. Disclosure of Policies and Procedures. Wells Capital Management will disclose to its clients a summary description of its proxy voting policy and procedures via mail. A detail copy of the policy and procedures will be provided to clients upon request by calling 1-800-736-2316. It is also posted on Wells Capital Management website at www.wellscap.com.

     Wells Capital Management will also provide proxy statements and any records as to how we voted proxies on behalf of client upon request. Clients may contact us at 1-800-736-2316 or by e-mail at http://www.wellscap.com/contactus/index.html to request a record of proxies voted on their behalf.

     Except as otherwise required by law, Wells Capital Management has a general policy of not disclosing to any issuer or third party how its client proxies are voted.

July 24, 2004

                                   APPENDIX A

                WELLS FARGO BANK PROXY GUIDELINES AND PHILOSOPHY
                                    FOR 2004

                                  INTRODUCTION

Wells Fargo Trust has adopted a system-wide philosophy statement and guidelines for voting of proxies for fiduciary and agency accounts where we have sole voting authority or joint voting authority (with other fiduciaries or co-actors).

The voting of proxies is the responsibility of the Wells Fargo Proxy Committee, which is appointed each year by the Trust Operating Committee (TOC). A monthly review and approval of voting activity is the responsibility of the Trust Investment Committee (TIC).

Most Wells Fargo fiduciary entities have appointed Institutional Shareholder Services (ISS) as their agent to vote proxies, following Wells Fargo guidelines to assure consistent application of the philosophy and voting guidelines and for efficiency of operations and processing since we share a single system and processing capability. Wells Fargo Bank administers the proxy voting process, including development and maintenance of proxy voting guidelines.

                             PROXY POLICY STATEMENT

A. Proxies relating to fiduciary accounts must be voted for the exclusive benefit of the trust beneficiary. Proxy votes should be cast based upon an analysis of the impact of any proposal on the economic value of the stock during the time the stock is intended to be held by a fiduciary account.

B. Because the acquisition and retention of a security reflects confidence in management's ability to generate acceptable returns for the shareholder, certain proxy issues involving corporate governance should be voted as recommended by management. These issues are listed in the proxy guidelines incorporated in this document.

C. We encourage the Board of Directors to request powers which can be used to enhance the economic value of the stock by encouraging negotiation with a potential acquirer or by discouraging coercive and undervalued offers:

     1. The decision as to whether or not a Board of Directors should be granted these powers will be based upon:

          - an evaluation of the independence of the Board in its attempt to maximize shareholder value and,

          - upon an evaluation that the specific power being requested is reasonable in light of our objective to maximize the economic value of the stock and is not, in itself, abusive.

          Proxy issues that will be evaluated and voted in accordance with this standard are listed in the guidelines.

     2. We will evaluate proposals where a Board of Directors has requested a change in their powers of corporate governance that increase the powers of the Board with respect to potential acquisition transactions as follows:

          a. An evaluation will be made of the Board's independence and performance as determined by a review of relevant factors including:

               1)   Length of service of senior management

               2)   Number/percentage of outside directors

               3)   Consistency of performance (EPS) over the last five years

               4)   Value/growth of shares relative to industry/market averages

               5) Clear evidence of management and/or strategy changes implemented by the Board which are designed to improve company performance and shareholder value

          b. If the Board is viewed to be independent and the financial performance of the Company has been good:

               1) An evaluation will be made as to the appropriateness of the power or change being requested, if properly exercised, to enhance the economic value of the stock.

               2) If the provision itself is not viewed to be unnecessary or abusive (irrespective of the manner in which it may be exercised), then the proxy will be voted in favor of such proposal.

          c. If the Board is not viewed as independent, or the performance of the Company has not been good, or if the proposal is determined to be inappropriate, unnecessary, unusual, or abusive, the proxy will be voted against such proposal.

          d. If the Proxy Committee deems it appropriate, the Company may be offered the opportunity to present the Board's and management's position to the Committee.

D.   Our process for evaluating shareholder proposals will be as follows:

     1. If the proposal relates to issues that do not have a material economic impact on the value of the stock, the proxy will be voted as recommended by management.

     2. If the proposal has a potential economic impact on the value of the stock, the analysis outlined in paragraph C.2 above will be made. If the Board is viewed as independent and the financial performance of the Company has been good, then the proxy will be voted as recommended by management.

     3.   Standard shareholder proposals will be voted as indicated on Exhibit
          C.

E. The Proxy Committee will ensure that adequate records are maintained which reflect (i) how and pursuant to which guidelines proxies are voted, (ii) that proxies and holdings are being reconciled, and (iii) whether reasonable efforts are being made to obtain any missing proxies.

F. This Proxy Policy Statement may be disclosed to any current or prospective trust customer or beneficiary. Disclosure of proxy voting in specific accounts shall be made when requested by the plan sponsor, beneficiary, grantor, owner, or any other person with a beneficial interest in the account.

G. Wells Fargo Bank employs Institutional Shareholder Services (ISS) as its proxy voting agent, responsible for analyzing proxies and recommending a voting position consistent with the Wells Fargo Proxy Guidelines. On issues where the Wells Fargo Proxy Guidelines are silent, Wells Fargo Bank will defer to the ISS Proxy Guidelines, particularly in the case of global proxy issues. The Wells Fargo Proxy Committee is responsible for the final decision on the voting of all proxies for Wells Fargo Bank.

H. The Wells Fargo Proxy Committee has taken the following steps to ensure that material conflicts of interest are avoided between the interests of the client (fund shareholders and trust beneficiaries), on the one hand, and the investment adviser, corporation, principal underwriter, or an affiliated person of the trust account, fund, its investment adviser or principal underwriter, on the other hand.

     1. The Wells Fargo Proxy Committee requires that all proxies relating to fiduciary accounts must be voted for the exclusive benefit of the fund shareholder and trust beneficiary.

     2. The Wells Fargo Proxy Committee has adopted system-wide, written proxy guidelines and procedures for voting proxies to ensure consistency in voting proxies across all accounts.

     3. Wells Fargo has hired ISS as our proxy-voting agent in analyzing and recommending a voting position on all proxies (based on the Wells Fargo Proxy Guidelines) to ensure independence and consistency in analysis, interpretation and implementation of the proxy voting process.

     4. Wells Fargo hires an independent fiduciary to direct the Wells Fargo Proxy Committee on voting instructions for the Wells Fargo proxy.

     5. Proxy guidelines, which are implemented on a case-by-case basis, are evaluated consistently across proxies on the basis of rigid, quantifiable thresholds.

     6. The Wells Fargo organization has a wall of confidentiality between the commercial bank and its lending activities and the fiduciary responsibilities within the trust world.

     7. Proxy voting recommendations are not shared with senior management of Wells Fargo prior to casting our proxy vote, plus senior management has expressly requested that they not be informed on proxy voting issues.

     8. The Wells Fargo Proxy Committee has final authority in exercising our fiduciary responsibility of voting proxies.

     9. The Wells Fargo proxy voting record is available for review by the client.

Uncontested Election of Directors or Trustees

WFB will generally vote for all uncontested director or trustee nominees. The      FOR
Nominating Committee is in the best position to select nominees who are available and capable of working well together to oversee management of the company.

WFB will withhold votes for a director if the nominee fails to attend at least     WITHHOLD
75% of the board and committee meetings without a valid excuse.

WFB will vote against routine election of directors if any of the following        AGAINST
apply: company fails to disclose adequate information in a timely manner, serious issues with the finances, questionable transactions, conflicts of interest, record of abuses against minority shareholder interests, bundling of director elections, and/or egregious governance practices.

Ratification of Auditors

WFB will vote against auditors and withhold votes from audit committee             AGAINST/WITHHOLD
members if non-audit fees are greater than audit fees, audit-related fees, and permitted tax fees, combined. WFB will follow the disclosure categories being proposed by the SEC in applying the above formula.

With the above exception, WFB will generally vote for proposals to ratify          FOR
auditors unless:

-    an auditor has a financial interest in or association with the company, and   AGAINST
     is therefore not independent, or

-    there is reason to believe that the independent auditor has rendered an       AGAINST
     opinion that is neither accurate nor indicative of the company's financial position.

WFB will vote against proposals that require auditors to attend annual meetings    AGAINST
as auditors are regularly reviewed by the board audit committee, and such attendance is unnecessary.

WFB will consider shareholder proposals requiring companies to prohibit their      CASE-BY-CASE
auditors from engaging in non-audit services on a case-by-case basis (or cap level of non-audit services).

WFB will vote for shareholder proposals requesting a shareholder vote for audit    FOR
firm ratification.

WFB will vote against shareholder proposals asking for audit firm rotation.        AGAINST
This practice is viewed as too disruptive and too costly to implement for the benefit achieved.

For foreign corporations, WFB will consider on a case-by-case basis if the         CASE-BY-CASE
auditors are being changed without an explanation, or if the nonaudit-related fees are substantial or in excess of standard audit fees, as the importance of maintaining the independence of the audit function is important.

Specifically for Japan, WFB will consider voting against the appointment of        AGAINST
independent internal statutory auditors if they have served the company in any executive capacity, or can be considered affiliated in any way. Japan enacted laws in 1993, which call for the establishment of a three-member audit committee of independent auditors.

Specifically for Japan, WFB will classify any proposed amendment to companies' articles of incorporation lengthening the internal auditors' term in office to four years from three years as a negative provision. Since this is mandated by law, this amendment would not warrant an automatic vote recommendation against.

Directors and Auditor's Reports

For foreign corporations, WFB will generally vote for proposals to approve         FOR
directors' and auditors' reports, unless:

-    there are concerns about the accuracy of the accounts presented or the        AGAINST
     auditing procedures used;

-    the company is not responsive to shareholder questions about specific items   AGAINST
     that should be publicly disclosed.

The directors' report usually includes a review of the company's performance during the year, justification of dividend levels and profits or losses, special events such as acquisitions or disposals, and future plans for the company.
Shareholders can find reference to any irregularities or problems with the company in the auditors report.

Company Name Change/Purpose

WFB will vote for proposals to change the company name as management and the       FOR
board is best suited to determine if such change in company name is necessary.

However, where the name change is requested in connection with a reorganization    CASE-BY-CASE
of the company, the vote will be based on the merits of the reorganization.

In addition, WFB will generally vote for proposals to amend the purpose of the     FOR
company. Management is in the best position to know whether the description of what the company does is accurate, or whether it needs to be updated by deleting, adding or revising language.

Employee Stock Purchase Plans/401(k) Employee Benefit Plans

WFB will vote for proposals to adopt, amend or increase authorized shares for      FOR
employee stock purchase plans and 401(k) plans for employees as properly structured plans enable employees to purchase common stock at a slight discount and thus own a beneficial interest in the company, provided that the total cost of the company's plan is not above the allowable cap for the company.

Similarly, WFB will generally vote for proposals to adopt or amend thrift and      FOR
savings plans, retirement plans, pension plans and profit plans.

Approve Other Business

WFB will generally vote for proposals to approve other business. This transfer     FOR
of authority allows the corporation to take certain ministerial steps that may arise at the annual or special meeting.

However, WFB retains the discretion to vote against such proposals if adequate     AGAINST
information is not provided in the proxy statement, or the measures are significant and no further approval from shareholders is sought.

Independent Board Chairman

WFB will vote against proposals requiring that the positions of chairman and CEO   AGAINST
be held separately.

WFB would prefer to see the chairman and chief executive positions be held by different individuals. However, separation of the two positions may not be in shareholders' best interests if the company has a limited roster of executive officers, or a recently organized company may need to combine these positions temporarily. It should also be noted that we support independence and would support a lead independent director. However, separating the chairman and CEO in most companies would be too disruptive to the company.

Specifically in the U.K., WFB will vote against a director nominee who is both     AGAINST
chairman and CEO if there is no adequate justification provided by the company.

Independent Board of Directors/Board Committees

WFB will vote for proposals requiring that two-thirds of the board be              FOR
independent directors, unless the board is effectively in compliance with the request based on WFB's definition of independence. An independent board faces fewer conflicts and is best prepared to protect stockholders' interests.

WFB will withhold votes from insiders and affiliated outsiders on boards that      WITHHOLD
are not at least majority independent.

WFB will withhold votes from compensation committee members where there            WITHHOLD

is a pay-for-performance disconnect (for Russell 3000 companies).

WFB will vote for proposals requesting that the board audit, compensation and/or   FOR
nominating committees be composed of independent directors, only. Committees should be composed entirely of independent directors in order to avoid conflicts of interest.

WFB will withhold votes from any insiders or affiliated outsiders on audit,        WITHHOLD
compensation or nominating committees. WFB will withhold votes from any insiders or affiliated outsiders on the board if any of these key committees has not been established.

Specifically in Canada, WFB will insert strong language in our analyses to highlight our disapproval of the 'single-slate' approach and call on companies to unbundle the director nominees up for election/reelection.

Specifically in France, Management may propose a different board structure. The    CASE-BY-CASE
French Commercial Code gives companies three options in respect to their board structure. WFB will examine these proposals on a case-by-case basis.

Specifically in Japan, in cases where a company has committed some fraudulent or   AGAINST
criminal act, WFB will vote against the representative director(s) and individuals personally implicated in the wrongdoing.

In addition, WFB will vote against proposals asking the board to address the       AGAINST
issue of board diversity.

WFB will vote against proposals from shareholders requesting an independent        AGAINST
compensation consultant.

Minimum Stock Requirements by Directors

WFB will vote against proposals requiring directors to own a minimum number of     AGAINST
shares of company stock in order to qualify as a director, or to remain on the board. Minimum stock ownership requirements can impose an across-the-board requirement that could prevent qualified individuals from serving as directors.

Indemnification and Liability Provisions for Directors and Officers

WFB will vote for proposals to allow indemnification of directors and officers,    FOR
when the actions taken were on behalf of the company and no criminal violations occurred. WFB will also vote in favor of proposals to purchase liability insurance covering liability in connection with those actions. Not allowing companies to indemnify directors and officers to the degree possible under the law would limit the ability of the company to attract qualified individuals.

Alternatively, WFB will vote against indemnity proposals that are overly broad.

For example, WFB will oppose proposals to indemnify directors for acts going       AGAINST
beyond mere carelessness, such as gross negligence, acts taken in bad faith, acts not otherwise allowed by state law or more serious violations of fiduciary obligations.

For foreign corporations, WFB will vote against providing indemnity insurance to   AGAINST
auditors as payment of such fees by the company on behalf of the auditor calls into question the objectivity of the auditor in carrying out the audit.

Board or Management Acts

For foreign corporations, WFB will vote for the discharge of the board and         FOR
management unless:

-    there are serious questions about actions of the board or management for      AGAINST
     the year in question;

-    legal action is being taken against the board by shareholders.                AGAINST

Discharge is a tacit vote of confidence in the company's corporate management and policies and does not necessarily eliminate the possibility of future shareholder action, although it does make such action more difficult to pursue.

Nominee Statement in the Proxy

WFB will vote against proposals that require board nominees to have a statement    AGAINST
of candidacy in the proxy, since the proxy statement already provides adequate information pertaining to the election of directors.

Limitation on Number of Boards a Director May Sit On

WFB will withhold votes from directors who sit on more than six boards.            WITHHOLD

Director Tenure/Retirement Age

WFB will vote against proposals to limit the tenure or retirement age of           AGAINST
directors as such limitations based on an arbitrary number could prevent qualified individuals from serving as directors.

Board Powers/Procedures/Qualifications

WFB will consider on a case-by-case basis proposals to amend the corporation's     CASE-BY-CASE
By-laws so that the Board of Directors shall have the power, without the assent or vote of the shareholders, to make, alter, amend, or rescind the By-laws, fix the amount to be reserved as working capital, and fix the number of directors and what number shall constitute a quorum of the Board. In determining these issues, WFB will rely on the proxy voting Guidelines.

Loans to Officers

WFB will consider on a case-by-case basis proposals to authorize the corporation to make loans or to guarantee the obligations of officers of the

corporation or any of its affiliates.                                              CASE-BY-CASE

Adjourn Meeting to Solicit Additional Votes

WFB will examine proposals to adjourn the meeting to solicit additional votes on   CASE-BY-CASE
a case-by-case basis. As additional solicitation may be costly and could result in coercive pressure on shareholders, WFB will consider the nature of the proposal and its vote recommendations for the scheduled meeting.

Contested Election of Directors or Trustees
Reimbursement of Solicitation Expenses

WFB will consider contested elections on a case-by-case basis, considering the     CASE-BY-CASE
following factors: long-term financial performance of the target company relative to its industry; management's track record; background of the proxy contest; qualifications of director or trustee nominees (both slates);
evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

In addition, decisions to provide reimbursement for dissidents waging a proxy      CASE-BY-CASE
contest are made on a case-by-case basis as proxy contests are governed by a mix of federal regulation, state law, and corporate charter and bylaw provisions.

Board Structure: Staggered vs. Annual Elections

WFB will consider the issue of classified boards on a case-by-case basis. In       CASE-BY-CASE
some cases, the division of the board into classes, elected for staggered terms, can entrench the incumbent management and make them less responsive to shareholder concerns. On the other hand, in some cases, staggered elections may provide for the continuity of experienced directors on the Board.

For foreign corporations, WFB will vote for the elimination of protected board     FOR
seats, as all directors should be accountable to shareholders.

Removal of Directors

WFB will consider on a case-by-case basis proposals to eliminate shareholders'     CASE-BY-CASE
rights to remove directors with or without cause or only with approval of two-
thirds or more of the shares entitled to vote.

However, a requirement that a 75% or greater vote be obtained for removal of       AGAINST
directors is abusive and will warrant a vote against the proposal.

Board of Vacancies

WFB will vote against proposals that allow the board to fill vacancies without     AGAINST
shareholder approval as these authorizations run contrary to basic shareholders'
rights.

Alternatively, WFB will vote for proposals that permit shareholders to elect       FOR
directors to fill board vacancies.

Cumulative Voting

WFB will vote on proposals to permit or eliminate cumulative voting on a case-     CASE-BY-CASE
by-case basis, in accordance with its proxy voting guidelines. However, if the board is elected annually we will not support cumulative voting.

Shareholders' Right To Call A Special Meeting
Shareholder Ability to Act by Written Consent

Proposals providing that stockholder action may be taken only at an annual or      CASE-BY-CASE
special meeting of stockholder and not by written consent, or increasing the shareholder vote necessary to call a special meeting, will be voted on a case by case basis in accordance with the proxy voting guidelines.

Board Size

WFB will vote for proposals that seek to fix the size of the board, as the         FOR
ability for management to increase or decrease the size of the board in the face of a proxy contest may be used as a takeover defense.

However, if the company has cumulative voting, downsizing the board may decrease   AGAINST
a minority shareholder's chances of electing a director.

By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board. Fixing the size of the board also prevents a reduction in the board size as a means to oust independent directors or those who cause friction within an otherwise homogenous board.

Shareholder Rights Plan (Poison Pills)

WFB will generally vote for proposals that request a company to submit its         FOR
poison pill for shareholder ratification.

Alternatively, WFB will analyze proposals to redeem a company's poison pill, or    CASE-BY-CASE
requesting the ratification of a poison pill on a case-by-case basis.

Specifically for Canadian companies, WFB will consider on a case-by-case basis     CASE-BY-CASE
poison pill plans that contain a permitted bid feature as they require shareholder ratification of the pill and a sunset provisions whereby the pill expires unless it is renewed, and they specify that an all cash bid for all shares (or more recently majority of shares) that includes a fairness opinion and evidence of financing does not trigger the bill but forces a special meeting at which the offer is put to a shareholder vote. Also, WFB will also consider the balance of powers granted between the board and shareholders by the poison pill provisions.

Poison pills are one of the most potent anti-takeover measures and are generally adopted by boards without shareholder approval. These plans harm shareholder value and entrench management by deterring stock acquisition offers that are not favored by the board.

Fair Price Provisions

WFB will consider fair price provisions on a case-by-case basis, evaluating        CASE-BY-CASE
factors such as the vote required to approve the proposed mechanism, the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

WFB will vote against fair price provisions with shareholder vote requirements     AGAINST
of 75% or more of disinterested shares.

Greenmail

WFB will generally vote in favor of proposals limiting the corporation's           FOR
authority to purchase shares of common stock (or other outstanding securities)
from a holder of a stated interest (5% or more) at a premium unless the same offer is made to all shareholders. These are known as "anti-greenmail"
provisions. Greenmail discriminates against rank-and-file shareholders and may have an adverse effect on corporate image.

If the proposal is bundled with other charter or bylaw amendments, WFB will        CASE-BY-CASE
analyze such proposals on a case-by-case basis. In addition, WFB will analyze restructurings that involve the payment of pale greenmail on a case-by-case basis.

Voting Rights

WFB will vote for proposals that seek to maintain or convert to a one-share,       FOR
one-vote capital structure as such a principle ensures that management is accountable to all the company's owners.

Alternatively, WFB will vote against any proposals to cap the number of votes a    AGAINST
shareholder is entitled to. Any measure that places a ceiling on voting may entrench management and lessen its interest in maximizing shareholder value.

Dual Class/Multiple-Voting Stock

WFB will vote against proposals that authorize, amend or increase dual class or    AGAINST
multiple-voting stock which may be used in exchanges or recapitalizations. Dual class or multiple-voting stock carry unequal voting rights, which differ from those of the broadly traded class of common stock.

Alternatively, WFB will vote for the elimination of dual class or multiple-        FOR
voting stock, which carry different rights than the common stock.

For foreign corporations, WFB will vote for proposals that create preference       FOR
shares, provided the loss of voting rights is adequately compensated with a higher dividend and the total amount of preference share capital is not greater than 50% of the total outstanding. Preference shares are a common and legitimate form of corporate financing and can enhance shareholder value.

Supermajority Vote Provisions

WFB will generally consider on a case-by-case basis proposals to increase the      CASE-BY-CASE
shareholder vote necessary to approve mergers, acquisitions, sales of assets etc. and to amend the corporation's charter or by-laws. The factors considered are those specified in the proxy guidelines.

However, a supermajority requirement of 75% or more is abusive and WFB will vote   AGAINST
against proposals that provide for them.

Supermajority vote provisions require voting approval in excess of a simple majority of the outstanding shares for a proposal. Companies may include supermajority lock-in provisions, which occur when changes are made to a corporation's governing documents, and once approved, a supermajority vote is required to amend or repeal the changes.

Confidential Voting

WFB will vote for proposals to adopt confidential voting.                          FOR

Vote Tabulations

WFB will vote against proposals asking corporations to refrain from counting       AGAINST
abstentions and broker non-votes in their vote tabulations and to eliminate the company's discretion to vote unmarked proxy ballots. Vote counting procedures are determined by a number of different standards, including state law, the federal proxy rules, internal corporate policies, and mandates of the various stock exchanges.

Specifically in Japan, WFB will vote against management proposals amending their   AGAINST
articles to relax their quorum requirement for special resolutions (including mergers, article amendments, and option plans) from one-half to one- third of issued capital (although such resolutions would still require two-thirds majority of votes cast).

Equal Access to the Proxy

WFB will evaluate Shareholder proposals requiring companies to give shareholders   CASE-BY-CASE
access to the proxy ballot for the purpose of nominating board members, on a case-by-case basis taking into account the ownership threshold proposed in the resolution and the proponent's rationale for the proposal at the targeted company in terms of board and director conduct.

Disclosure of Information

WFB will vote against shareholder proposals requesting fuller disclosure of        AGAINST
company policies, plans, or business practices. Such proposals rarely enhance shareholder return and in many cases would require disclosure of confidential business information.

Annual Meetings

WFB will vote for proposals to amend procedures or change date or location of
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                                                                              16

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
the annual meeting. Decisions as to procedures, dates or locations of meetings     FOR
are best placed with management.

Alternatively, WFB will vote against proposals from shareholders calling for a     AGAINST
change in the location or date of annual meetings as no date or location proposed will be acceptable to all shareholders.

WFB will generally vote in favor of proposals to reduce the quorum necessary       FOR
for shareholders' meetings, subject to a minimum of a simple majority of the company's outstanding voting shares.

Shareholder Advisory Committees/Independent Inspectors

WFB will vote against proposals seeking to establish shareholder advisory          AGAINST
committees or independent inspectors. The existence of such bodies dilutes the responsibility of the board for managing the affairs of the corporation.

Technical Amendments to the Charter of Bylaws

WFB will generally vote in favor of charter and bylaw amendments proposed solely   FOR
to conform with modern business practices, for simplification, or to comply with what management's counsel interprets as applicable law.

However, amendments that have a material effect on shareholder's rights will be    CASE-BY-CASE
considered on a case-by-case basis.

Bundled Proposals

WFB will vote for bundled or "conditional" proxy proposals on a case-by-case       CASE-BY-CASE
basis, as WFB will examine the benefits and costs of the packaged items, and determine if the effect of the conditioned items are in the best interests of shareholders.

Common Stock Authorizations/Reverse Stock Splits/Forward Stock Splits

WFB will consider requests for increases in authorized common stock on a           CASE-BY-CASE
case-by-case basis. Factors to be considered include the company's industry and performance. These stock increases may be for a proposed stock split, issuance of shares for acquisitions, or for general business purposes.

Also to be considered is whether the purpose of the proposed increase is to        AGAINST
strengthen takeover defenses, in which case WFB will vote against the proposal.
Such increases give management too much power and are beyond what a company would normally need during the course of a year. They may also allow management to freely place the shares with an allied institution or set the terms and prices of the new shares.

For reverse stock splits, WFB will generally vote for proposals to implement the split provided the number of authorized common shares is reduced to a level that does not represent an unreasonably large increase in authorized but unissued shares. The failure to reduce authorized shares proportionally to any reverse split has potential adverse anti-takeover consequences. However, such
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                                                                              17

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
circumstances may be warranted if delisting of the company's stock is imminent     FOR
and would result in greater harm to shareholders than the excessive share authorization.

WFB will generally vote in favor of forward stock splits.                          FOR

Dividends

WFB will vote for proposals to allocate income and set dividends.                  FOR

WFB will also vote for proposals that authorize a dividend reinvestment program    FOR
as it allows investors to receive additional stock in lieu of a cash dividend.

However, if a proposal for a special bonus dividend is made that specifically      AGAINST
rewards a certain class of shareholders over another, WFB will vote against the proposal.

WFB will also vote against proposals from shareholders requesting management to    AGAINST
redistribute profits or restructure investments. Management is best placed to determine how to allocate corporate earnings or set dividends.

In addition, WFB will vote for proposals to set director fees.                     FOR

Reduce the Par Value of the Common Stock

WFB will vote for proposals to reduce the par value of common stock.               FOR

Preferred Stock Authorization

WFB will generally vote for proposals to create preferred stock in cases where     FOR
the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, or where the stock may be used to consummate beneficial acquisitions, combinations or financings.

Alternatively, WFB will vote against proposals to authorize or issue preferred     AGAINST
stock if the board has asked for the unlimited right to set the terms and conditions for the stock and may issue it for anti-takeover purposes without shareholder approval (blank check preferred stock).

In addition, WFB will vote against proposals to issue preferred stock if the       AGAINST
shares to be used have voting rights greater than those available to other shareholders.

WFB will vote for proposals to require shareholder approval of blank check         FOR
preferred stock issues for other than general corporate purposes (white squire placements).

Finally, WFB will consider on a case-by-case basis proposals to modify the rights of preferred shareholders and to increase or decrease the dividend rate of
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                                                                              18

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
preferred stock.                                                                   CASE-BY-CASE

Reclassification of Shares

WFB will consider proposals to reclassify a specified class or series of shares    CASE-BY-CASE
on a case-by-case basis.

Preemptive Rights

WFB will generally vote for proposals to eliminate preemptive rights. Preemptive   FOR
rights are unnecessary to protect shareholder interests due to the size of most modern companies, the number of investors and the liquidity of trading.

In addition, specifically for foreign corporations, WFB will vote for issuance     FOR
requests with preemptive rights to a maximum of 100% over current issued capital. In addition, WFB will vote for issuance requests without preemptive rights to a maximum of 20% of currently issued capital. These requests are for the creation of pools of capital with a specific purpose and cover the full range of corporate financing needs.

Share Repurchase Plans

WFB will vote for share repurchase plans, unless:                                  FOR

-    there is clear evidence of past abuse of the authority; or                    AGAINST

-    the plan contains no safeguards against selective buy-backs.                  AGAINST

Corporate stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns.

Executive and Director Compensation Plans

WFB will analyze on a case-by-case basis proposals on executive or director        CASE-BY-CASE
compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having a high payout sensitivity to increases in shareholder value. Such proposals may seek shareholder approval to adopt a new plan, or to increase shares reserved for an existing plan.

WFB will review the potential cost and dilutive effect of the plan. After          FOR
determining how much the plan will cost, ISS (Institutional Shareholder
Services) evaluates whether the cost is reasonable by comparing the cost to an allowable cap. The allowable cap is industry-specific, market cap-base, and pegged to the average amount paid by companies performing in the top quartile of their peer groups. If the proposed cost is below the allowable cap, WFB will vote for the plan. ISS will also apply a pay for performance overlay in assessing equity-based compensation plans for Russell 3000 companies.

If the proposed cost is above the allowable cap, WFB will vote against the plan.   AGAINST

Among the plan features that may result in a vote against the plan are:

-    plan administrators are given the authority to reprice or replace underwater
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
     options; repricing guidelines will conform to changes in the NYSE and         AGAINST
     NASDAQ listing rules.

WFB will generally vote for shareholder proposals requiring performance-based      CASE-BY-CASE
stock options unless the proposal is overly restrictive or the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

WFB will vote against shareholder proposals asking the company to expense stock    AGAINST
options. WFB is not opposed to the concept. However, we currently lack an appropriate accounting treatment for it at present.

WFB will generally vote for shareholder proposals to exclude pension fund income   FOR
in the calculation of earnings used in determining executive bonuses/compensation.

WFB will generally vote against shareholder proposals to ban future stock option   AGAINST
grants to executives. This may be supportable in extreme cases where a company is a serial repricer, has a huge overhang, or has a highly dilutive, broad-based
(non-approved) plans and is not acting to correct the situation.

WFB will evaluate shareholder proposals asking companies to adopt holding          CASE-BY-CASE
periods for their executives on a case-by-case basis taking into consideration the company's current holding period or officer share ownership requirements, as well as actual officer stock ownership in the company.

For certain OBRA-related proposals, WFB will vote for plan provisions that (a)     CASE-BY-CASE
place a cap on annual grants or amend administrative features, and (b) add performance criteria to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.

In addition, director compensation plans may also include stock plans that         CASE-BY-CASE
provide directors with the option of taking all or a portion of their cash compensation in the form of stock. WFB will consider these plans based on their voting power dilution.

WFB will generally vote for retirement plans for directors.                        FOR

Specifically in Japan, WFB will vote against option plans/grants to directors or   AGAINST
employees of "related companies," even though they meet our criteria for dilution and exercise price, without adequate disclosure and justification.

Specifically in the U.K., WFB will vote against directors who have service         AGAINST
contracts of three years, which exceed best practice and any change-in-control provisions. Management may propose director nominees who have service contracts that exceed the Combined Code's recommendation of one-year. (The exceptions to the code would be in cases of new recruits with longer notice or contract periods, which should, however, be reduced after the initial period.)
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                                                                              20

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
WFB will evaluate compensation proposals (Tax Havens) requesting share option      CASE-BY-CASE
schemes or amending an existing share option scheme on a case-by-case basis.

Stock options align management interests with those of shareholders by motivating executives to maintain stock price appreciation. Stock options, however, may harm shareholders by diluting each owner's interest. In addition, exercising options can shift the balance of voting power by increasing executive ownership.

Bonus Plans

WFB will vote for proposals to adopt annual or long-term cash or cash-and- stock   FOR
bonus plans on a case-by-case basis. These plans enable companies qualify for a tax deduction under the provisions of Section 162(m) of the IRC. Payouts under these plans may either be in cash or stock and are usually tied to the attainment of certain financial or other performance goals. WFB will consider whether the plan is comparable to plans adopted by companies of similar size in the company's industry and whether it is justified by the company's performance.

For foreign companies, proposals to authorize bonuses to directors and statutory   CASE-BY-CASE
auditors who are retiring from the board will be considered on a case-by-case basis.

Deferred Compensation Plans

WFB will generally vote for proposals to adopt or amend deferred compensation plans as they allow the compensation committee to tailor the plan to the needs of the executives or board of directors, unless

-    the proposal is embedded in an executive or director compensation plan that   FOR
     is contrary to guidelines

Disclosure on Executive or Director Compensation

Cap or Restrict Executive or Director Compensation

WFB will generally vote for shareholder proposals requiring companies to report    FOR
on their executive retirement benefits (deferred compensation, split- dollar life insurance, SERPs, and pension benefits.

WFB will generally vote for shareholder proposals requesting to put                FOR
extraordinary benefits contained in SERP agreements to a shareholder vote, unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

WFB will generally vote against proposals that (a) seek additional disclosure of   AGAINST
information on executive or director's pay, or (b) seek to limit executive and director pay.

Golden and Tin Parachutes
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                                                                              21

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
WFB will vote for proposals that seek shareholder ratification of golden or tin    FOR
parachutes as shareholders should have the opportunity to approve or disapprove of these severance agreements.

Alternatively, WFB will examine on a case-by-case basis proposals that seek to     CASE-BY-CASE
ratify or cancel golden or tin parachutes. Effective parachutes may encourage management to consider takeover bids more fully and may also enhance employee morale and productivity. Among the arrangements that will be considered on their merits are:

- arrangements guaranteeing key employees continuation of base salary for more than three years or lump sum payment of more than three times base salary plus retirement benefits;

-    guarantees of benefits if a key employee voluntarily terminates;

-    guarantees of benefits to employees lower than very senior management; and

-    indemnification of liability for excise taxes.

By contrast, WFB will vote against proposals that would guarantee benefits in a    AGAINST
management-led buyout.

Reincorporation

WFB will evaluate a change in a company's state of incorporation on a case-by-     CASE-BY-CASE
case basis. WFB will analyze the valid reasons for the proposed move, including restructuring efforts, merger agreements, and tax or incorporation fee savings.
WFB will also analyze proposed changes to the company charter and differences between the states' corporate governance laws.

States have adopted various statutes intended to encourage companies to            CASE-BY-CASE
incorporate in the state. These may include state takeover statutes, control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, and disgorgement provisions. WFB will examine reincorporations on a case-by-case in light of these statutes and in light of the corporate governance features the company has adopted to determine whether the reincorporation is in shareholders' best interests.

In addition, WFB will also examine poison pill endorsements, severance pay and     CASE-BY-CASE
labor contract provisions, and anti-greenmail provisions in the context of a state's corporate governance laws on a case-by-case basis.

WFB will evaluate shareholder proposals requiring offshore companies to            CASE-BY-CASE
reincorporate into the United States on a case-by-case basis.

Reincorporation proposals may have considerable implications for shareholders, affecting the company's takeover defenses and possibly its corporate structure and rules of governance.

Stakeholder Laws

WFB will vote against resolutions that would allow the Board to consider           AGAINST
stakeholder interests (local communities, employees, suppliers, creditors, etc.)
when faced with a takeover offer.

Similarly, WFB will vote for proposals to opt out of stakeholder laws, which       FOR
permit directors, when taking action, to weight the interests of constituencies other than shareholders in the process of corporate decision-making. Such laws allow directors to consider nearly any factor they deem relevant in discharging their duties.

Mergers/Acquisitions and Corporate Restructurings

WFB will consider proposals on mergers and acquisitions on a case-by-case basis.   CASE-BY-CASE
WFB will determine if the transaction is in the best economic interests of the shareholders. WFB will take into account the following factors:

-    anticipated financial and operating benefits;

-    offer price (cost versus premium);

-    prospects for the combined companies;

-    how the deal was negotiated;

-    changes in corporate governance and their impact on shareholder rights.

In addition, WFB will also consider whether current shareholders would control a   CASE-BY-CASE
minority of the combined company's outstanding voting power, and whether a reputable financial advisor was retained in order to ensure the protection of shareholders' interests.

On all other business transactions, i.e. corporate restructuring, spin-offs,       CASE-BY-CASE
asset sales, liquidations, and restructurings, WFB will analyze such proposals on a case-by-case basis and utilize the majority of the above factors in determining what is in the best interests of shareholders. Specifically, for liquidations, the cost versus premium factor may not be applicable, but WFB may also review the compensation plan for executives managing the liquidation,

Appraisal Rights

WFB will vote for proposals to restore, or provide shareholders with rights of appraisal.

Rights of appraisal provide shareholders who are not satisfied with the terms of   FOR
certain corporate transactions (such as mergers) the right to demand a judicial review in order to determine the fair value of their shares.

Mutual Fund Proxies

WFB will usually vote mutual fund proxies as recommended by management.
Proposals may include, and are not limited to, the following issues:

-    eliminating the need for annual meetings of mutual fund shareholders;

-    entering into or extending investment advisory agreements and management contracts;
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                                                                              23

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
contracts;

-    permitting securities lending and participation in repurchase agreements;     FOR

-    changing fees and expenses; and

-    changing investment policies.

An investment advisory agreement is an agreement between a mutual fund and its financial advisor under which the financial advisor provides investment advice to the fund in return for a fee based on the fund's net asset size. Most agreements require that the particular fund pay the advisor a fee constituting a small percentage of the fund's average net daily assets. In exchange for this consideration, the investment advisor manages the fund's account, furnishes investment advice, and provides office space and facilities to the fund. A new investment advisory agreement may be necessitated by the merger of the advisor or the advisor's corporate parent.

Fundamental investment restrictions are limitations within a fund's articles of incorporation that limit the investment practices of the particular fund. As fundamental, such restrictions may only be amended or eliminated with shareholder approval. Non-fundamental investment restrictions may be altered by action of the board of trustees.

Distribution agreements are agreements authorized by guidelines established under the Investment Company Act of 1940 and, in particular, Rule 12b-1 thereunder, between a fund and its distributor, which provide that the distributor is paid a monthly fee to promote the sale of the fund's shares.

Reorganizations of funds may include the issuance of shares for an acquisition of a fund, or the merger of one fund into another for purposes of consolidation.

The mutual fund industry is one of the most highly regulated industries, as it is subject to: individual state law under which the company is formed; the federal Securities Act of 1933; the federal Securities Exchange Act of 1934; and the federal Investment Company Act of 1940.

Social and Environmental Proposals

WFB will generally vote against social and environmental proposals by              AGAINST
shareholders as their impact on share value can rarely be anticipated with any degree of confidence. Proposals that limit the business activity or capability of the company or result in significant costs do not benefit shareholder value.

Social and environmental issues that may arise include:

-    Energy and Environment

-    Repressive Regimes and Foreign Labor Practices (South Africa, Northern
     Ireland, China)

-    Military Business

-    Maquiladora Standards & International Operations Policies

-    World Debt Crisis


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

-    Equal Employment Opportunity & Discrimination

-    Animal Rights

-    Product Integrity and Marketing

-    Human Resources Issues

-    Political and Charitable Contributions

-    Reference to Sexual Orientation

-    Pollution or Climate Change

-    Genetically Engineered Ingredients/Seeds

PROXY VOTING

BACKGROUND

Western Asset Management Company and Western Asset Management Company Limited (together "Western Asset") have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 ("Advisers Act"). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

POLICY

As a fixed income only manager, the occasion to vote proxies is very rare. However, Western Asset Management Company has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 ("Advisers Act"). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset's contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

PROCEDURE

RESPONSIBILITY AND OVERSIGHT

The Western Asset Legal and Compliance Department ("Compliance Department") is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support ("Corporate Actions"). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

CLIENT AUTHORITY

At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

PROXY GATHERING

Registered owners of record, client custodians, client banks and trustees ("Proxy Recipients") that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

PROXY VOTING

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

     a.   Proxies are reviewed to determine accounts impacted.

     b. Impacted accounts are checked to confirm Western Asset voting authority.

     c. Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

     d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client's proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

     e. Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western

          Asset may vote the same proxy differently for different clients. The analyst's or portfolio manager's basis for their decision is documented and maintained by the Legal and Compliance Department.

     f. Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

TIMING

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

RECORDKEEPING

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

     a.   A copy of Western Asset's policies and procedures.

     b.   Copies of proxy statements received regarding client securities.

     c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

     d. Each written client request for proxy voting records and Western Asset's written response to both verbal and written client requests.

     e.   A proxy log including:

          1.   Issuer name;

          2.   Exchange ticker symbol of the issuer's shares to be voted;

          3. Council on Uniform Securities Identification Procedures ("CUSIP") number for the shares to be voted;

          4.   A brief identification of the matter voted on;

          5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

          6.   Whether a vote was cast on the matter;

          7.   A record of how the vote was cast; and

          8. Whether the vote was cast for or against the recommendation of the issuer's management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset's offices.

DISCLOSURE

Western Asset's proxy policies are described in the firm's Part II of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

CONFLICTS OF INTEREST

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

          1. Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

          2. Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, "Voting Persons") is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

          3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

VOTING GUIDELINES

Western Asset's substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company's board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

     I.   Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

          1.   Matters relating to the Board of Directors

          Western Asset votes proxies for the election of the company's nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

               a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

               b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

               c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

               d. Votes are cast on a case-by-case basis in contested elections of directors.

          2.   Matters relating to Executive Compensation

          Western Asset generally favors compensation programs that relate executive compensation to a company's long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

               a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

               b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

               c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock's current market price.

               d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

          3.   Matters relating to Capitalization

          The management of a company's capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company's capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

               a. Western Asset votes for proposals relating to the authorization of additional common stock.

               b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

               c. Western Asset votes for proposals authorizing share repurchase programs.

          4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

               Western Asset votes these issues on a case-by-case basis on board-approved transactions.

          5.   Matters relating to Anti-Takeover Measures

               Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

               a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

               b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

          6.   Other Business Matters

               Western Asset votes for board-approved proposals approving such routine business matters such as changing the company's name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

               a. Western Asset votes on a case-by-case basis on proposals to amend a company's charter or bylaws.

               b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

     II.  Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company's proxy statement. These proposals generally seek to change some aspect of a company's corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company's board of directors on all shareholder proposals, except as follows:

          1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

          2. Western Asset votes for shareholder proposals that are consistent with Western Asset's proxy voting guidelines for board-approved proposals.

          3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

     III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

          1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients' portfolios.

          2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

     IV.  Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers - i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

          1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

          2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

          3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

          4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company's outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company's outstanding common stock where shareholders have preemptive rights.

RETIREMENT ACCOUNTS

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor ("DOL") has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL's position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

                      STATEMENT OF ADDITIONAL INFORMATION

                               JOHN HANCOCK TRUST
                   (formerly, Manufacturers Investment Trust)
                                 (the "Trust")

This Statement of Additional Information is not a prospectus but should be read in conjunction with the Trust's Prospectus dated April 28, 2006 relating to the following five portfolios: American Growth Trust, American International Trust, American Growth-Income Trust, American Bond Trust and American Blue Chip Income and Growth Trust. The Trust's prospectus may be obtained from the Trust, 601 Congress Street, Boston, Massachusetts, 02210.

     The date of this Statement of Additional Information is April 28, 2006

                                TABLE OF CONTENTS

Master-Feeder Structure
Additional Risks of Investing in Each Portfolio
Investment Policies and Restrictions
Portfolio Turnover
Management of the Trust
Investment Management Arrangements
Distributor; Rule 12b-1 Plans of the Portfolios
Rule 12b-1 Plans of the Master Funds
Portfolio Brokerage
Purchase and Redemption of Shares
Determination of Net Asset Value of the Master Fund
Policy Regarding Disclosure of Portfolio Holdings
Shareholders of the Trust
History of the Trust
Organization of the Trust
Additional Information Concerning Taxes
Report to Shareholders
Independent Registered Public Accounting Firms
Custodian
Code of Ethics
Proxy Voting Policies
APPENDIX I: Disclosure Regarding Portfolio Managers of the Trust Portfolios
   Capital Research Management Company
      Applicable to American Growth Trust, American International Trust,
      American Blue Chip Income and Growth
      Trust, American Bond Trust and American Growth-Income Trust

APPENDIX II: Proxy Voting Policies
   John Hancock Trust (applicable to all Portfolios)
   Capital Research Management Company
      Applicable to American Growth Trust, American International Trust,
      American Blue Chip Income and Growth
      Trust, American Bond Trust and American Growth-Income Trust

                             MASTER-FEEDER STRUCTURE

Each portfolio described in this statement of additional information operates as a "feeder fund" which means that the portfolio does not buy investment securities directly. Instead, it invests in a "master fund" which in turn purchases investment securities. Each portfolio has the same investment objective and limitations as its master fund. Each master fund is a series of American Funds Insurance Series ("American Funds"). Each portfolio's master fund is listed below:

TRUST FEEDER FUND                            AMERICAN FUND MASTER FUND
-----------------                            -------------------------
American Growth Trust                        Growth Fund (Class 2 shares)
American International Trust                 International Fund (Class 2 shares)
American Blue Chip Income and Growth Trust   Blue Chip Income and Growth Fund (Class 2 shares)
American Growth-Income Trust                 Growth-Income Fund (Class 2 shares)
American Bond Trust                          Bond Fund (Class 2 shares)

A portfolio may withdraw its entire investment from a master fund at any time the Board of Trustees decides it is in the best interest of the shareholders of the portfolio to do so.

     The Board of Trustees of the master fund formulate the general policies of each master fund and meets periodically to review each master fund's performance, monitor investment activities and practices and discuss other matter affecting each master fund.

THE STATEMENT OF ADDITIONAL INFORMATION FOR THE AMERICAN FUND MASTER FUND IS DELIVERED TOGETHER WITH THIS STATEMENT OF ADDITIONAL INFORMATION.

                 ADDITIONAL RISKS OF INVESTING IN EACH PORTFOLIO

     The following supplements the disclosure in the prospectus regarding the risks of investing in each portfolio.

Each of the portfolios, except the American Blue Chip Income Trust, American Bond Trust and American Growth Trust, may invest in securities of small and medium sized companies. The risks of investing in such securities are set forth below.

SMALL OR UNSEASONED COMPANIES

     - Survival of Small or Unseasoned Companies. Companies that are small or unseasoned (less than 3 years of operating history) are more likely than larger or established companies to fail or not to accomplish their goals. As a result, the value of their securities could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products, may have limited financial resources and a small management group.

     - Changes in Earnings and Business Prospects. Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger or established companies, resulting in more volatility in the price of their securities.

     - Liquidity. The securities of small or unseasoned companies may have limited marketability. This factor could cause the value of a portfolio's investments to decrease if it needs to sell such securities when there are few interested buyers.

     - Impact of Buying or Selling Shares. Small or unseasoned companies usually have fewer outstanding shares than larger or established companies. Therefore, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security.

     - Publicly Available Information. There may be less publicly available information about small or unseasoned companies. Therefore, when making a decision to purchase a security for a portfolio, a subadviser may not be aware of problems associated with the company issuing the security.

Medium Size Companies

     - Investments in the securities of medium sized companies present risks similar to those associated with small or unseasoned companies although to a lesser degree due to the larger size of the companies.

                      INVESTMENT POLICIES AND RESTRICTIONS

     The investment policies and restrictions of each master fund are described in the statement of additional information for the master funds which is delivered together with this statement of additional information.

     REPURCHASE AGREEMENTS

     Each of the portfolios may invest in repurchase agreements. The following information supplements the information in the prospectus regarding repurchase agreements.

     Repurchase agreements are arrangements involving the purchase of an obligation by a portfolio and the simultaneous agreement to resell the same obligation on demand or at a specified future date and at an agreed upon price. A repurchase agreement can be viewed as a loan made by a portfolio to the seller of the obligation with such obligation serving as collateral for the seller's agreement to repay the amount borrowed with interest. Repurchase agreements permit a portfolio the opportunity to earn a return on cash that is only temporarily available. A portfolio may enter into a repurchase agreement with banks, brokers or dealers. However, a portfolio will enter into a repurchase agreement with a broker or dealer only if the broker or dealer agrees to deposit additional collateral should the value of the obligation purchased by the portfolio decrease below the resale price.

     Generally, repurchase agreements are of a short duration, often less than one week but on occasion for longer periods. Securities subject to repurchase agreements will be valued every business day and additional collateral will be requested if necessary so that the value of the collateral is at least equal to the value of the repurchase obligation, including the interest accrued thereon.

     The portfolios shall engage in a repurchase agreement transactions only with those banks or broker/dealers who meet the portfolios quantitative and qualitative criteria regarding creditworthiness, asset size and collateralization requirements. The counterparties to a repurchase agreement transaction are limited to a:

     -    Federal Reserve System member bank,

     - primary government securities dealer reporting to the Federal Reserve Bank of New York's Market Reports Division, or

     - broker/dealer which reports U.S. Government securities positions to the Federal Reserve Board.

The portfolio will continuously monitor the transaction to ensure that the collateral held with respect to a repurchase agreement equals or exceeds the amount of the respective obligation.

     The risk to a portfolio in a repurchase agreement transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. If an issuer of a repurchase agreement fails to repurchase the underlying obligation, the loss to the portfolio, if any, would be the difference between the repurchase price and the underlying obligation's market value. A portfolio might also incur certain costs in liquidating the underlying obligation. Moreover, if bankruptcy or other insolvency proceedings are commenced with respect to the seller, realization upon the underlying obligation by the Trust might be delayed or limited.

     INVESTMENT RESTRICTIONS

     Each portfolio has adopted the following nonfundamental investment restriction to enable it to invest in its corresponding master fund:

     Notwithstanding any other investment policy of the portfolio, the portfolio may invest all of its net assets in an open-end management investment company having substantially the same investment objective and limitations as the Portfolio.

     Each portfolio has also adopted the same investment restrictions as the master fund in which it invests. Each of the restrictions is fundamental in the case of the master fund. In the case of each portfolio, restrictions 6, 9, 10, 11 and 12 are nonfundamental and all other restrictions are fundamental. Fundamental restrictions may only be changed by a vote of the lesser of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.

     When submitting an investment restriction change to the holders of the Trust's outstanding voting securities, the matter shall be deemed to have been effectively acted upon with respect to a particular portfolio if a majority of the outstanding voting securities of the portfolio vote for the approval of the matter, notwithstanding (1) that the matter has not been approved by the holders of a majority of the outstanding voting securities of any other portfolio affected by the matter, and (2) that the matter has not been approved by the vote of a majority of the outstanding voting securities of the Trust.

INVESTMENT RESTRICTIONS OF THE AMERICAN GROWTH TRUST, AMERICAN INTERNATIONAL TRUST, AMERICAN GROWTH-INCOME TRUST, AMERICAN BOND TRUST AND AMERICAN BLUE CHIP INCOME AND GROWTH TRUST

Each portfolio may not:

1. Invest more than 5% of the value of its the total assets in the securities of anyone issuer provided that this limitation shall apply only to 75% of the value of its total assets and, provided further, that the limitation shall not apply to obligations of the government of the U.S. under a general Act of Congress. The short-term obligations of commercial banks are excluded from this 5% limitation with respect to 25% of the portfolio's total assets.

2. As to 75% of its total assets, purchase more than 10% of the outstanding voting securities of an issuer.

3. Invest more than 25% of its total assets in the securities of issuers in the same industry. Obligations of the U.S. government, its agencies and instrumentalities, are not subject to this 25% limitation on industry concentration. In addition, the portfolio may, if deemed advisable, invest more than 25% of its assets in the obligations of domestic commercial banks.

4. Invest in real estate (including limited partnership interests, but excluding securities of companies. such as real estate investment trusts, which deal in real estate or interests therein).

5. Purchase commodities or commodity contracts; except that the American International Trust and the American Bond Trust may engage in transactions involving currencies (including forward or futures contracts and put and call options).

6. Invest in companies for the purpose of exercising control or management.

7. Make loans to others except for (a) the purchase of debt securities; (b) entering into repurchase agreements; (c) the loaning of its portfolio securities; and (d) entering into loan participations.

8. Borrow money, except from banks for temporary purposes, and then in an amount not in excess of 5% of the value of the fund's total assets. Moreover, in the event that the asset coverage for such borrowings falls below 300%, the portfolio will reduce, within three days, the amount of its borrowings in order to provide for 300% asset coverage.

9. Purchase securities on margin.

10. Sell securities short, except to the extent that the portfolio contemporaneously owns or has the right to acquire at no additional cost, securities identical to those sold short.

11. Invest in puts, calls, Straddles, spreads or any combination thereof; except as described above in Investment Restriction number 5.

12. Invest in securities of other investment companies, except as permitted by the 1940 Act.

13. Engage in underwriting of securities issued by others, except to the extent it may be deemed to be acting as an underwriter in the purchase or resale of portfolio securities.

Non-fundamental policies - The following non-fundamental policies of the portfolios may be changed without shareholder approval:

1. In the case of the American Bond Trust, the portfolio may not invest more than 15% of its net assets in illiquid securities.

2. In the case of the American Bond Trust, the portfolio may not issue senior securities, except as permitted by the 1940 Act.

Notwithstanding investment restriction number 12, the master funds may invest in securities of other managed investment companies if deemed advisable by their officers in connection with the administration of a deferred compensation plan adopted by Trustees pursuant to an exemptive order granted by the Securities and Exchange Commission.

Notwithstanding investment restriction number 13, the portfolios may not engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically constitute the fund an underwriter as that term is defined under the Securities Act of 1933.

Investment Restrictions That May Only be Changed Upon 60 Days' Notice to Shareholders

Rule 35d-1 under the 1940 Act requires a registered investment company with a name that suggests that the fund focuses its investments in a particular type of investment or investments in a particular industry to invest at least 80% of its assets in the type of investment suggested by the fund's name. The American Growth Trust, American International Trust, American Growth-Income Trust and the American Blue Chip Income and Growth Trust are not subject to this requirement. The American Bond Trust is subject to this requirement and its master fund, the Bond Fund of American Funds Insurance Series, normally invests at least 80% of its assets in bonds. This investment policy is subject to change only upon 60 days prior notice to shareholders.

                               PORTFOLIO TURNOVER

     The portfolio turnover of the master funds is described in the prospectus for the master funds which is delivered together with the prospectus for the portfolios.

                             MANAGEMENT OF THE TRUST

The Trustees and officers of the Trust, together with information as to their principal occupations during the past five years, are listed below. Certain of the Trustees are not "interested persons" (as defined in the 1940 Act) of the Trust (the "Disinterested Trustees"). Each Trustee oversees all Trust portfolios, and some Trustees also oversee other funds in the John Hancock Fund Complex (the "Fund Complex"). As of December 31, 2005, the Fund Complex consisted of 237 funds (including separate series of series mutual funds): John Hancock Trust (94 portfolios or funds); John Hancock Funds II (80 funds), John Hancock Funds III (10 funds); and 53 other John Hancock funds.

                             DISINTERESTED TRUSTEES

                                                                                               NUMBER OF FUNDS IN
                          POSITION WITH            PRINCIPAL OCCUPATION(S) AND OTHER              FUND COMPLEX
NAME, ADDRESS AND AGE     THE TRUST (1)          DIRECTORSHIPS DURING PAST FIVE YEARS         OVERSEEN BY TRUSTEE
---------------------     -------------          ------------------------------------         -------------------
Don B. Allen            Trustee            Adviser, Sinicon Plastics Inc (plastic injection            94
601 Congress Street     (since 1985)       molding).
Boston, MA 02210
Born: 1928

Charles L. Bardelis     Trustee            President and Executive Officer, Island Commuter           184
601 Congress Street     (since 1988)       Corp. (Marine Transport).
Boston, MA 02210
Born: 1941                                 Trustee of John Hancock Funds II (since 2005)
                                           and John Hancock Funds III (since 2005).

Peter S. Burgess        Trustee            Consultant (financial, accounting and auditing             184
Born: 1942              (since 2005)       matters (since 1999). Certified Public
                                           Accountant; Partner, Arthur Andersen (prior to
                                           1999).

                                           Director of the following publicly traded
                                           companies: PMA Capital Corporation (since 2004)
                                           and Lincoln Educational Services Corporation
                                           (since 2004).

                                           Trustee of John Hancock Funds II (since 2005),
                                           John Hancock Funds III (since 2005).

Elizabeth G. Cook       Trustee            Expressive Arts Therapist, Massachusetts General           184
601 Congress Street     (since 2005) (2)   Hospital (September 2001 to present); Expressive
Boston, MA 02210                           Arts Therapist, Dana Farber Cancer Institute
Born: 1937                                 (September 2000 to January 2004); President, The
                                           Advertising Club of Greater Boston.

                                           Trustee of John Hancock Funds II (since 2005)
                                           and John Hancock Funds III (since 2005).

Hassell H. McClellan    Trustee            Associate Professor, The Wallace E. Carroll                184
601 Congress Street     (since 2005) (2)   School of Management, Boston College.
Boston, MA 02210
Born: 1945                                 Trustee of John Hancock Funds II (since 2005)
                                           and John Hancock Funds III (since 2005).

James. M. Oates         Trustee            Managing Director, Wydown Group (financial                 184

601 Congress Street,    (since 2004)       consulting firm)(since 1994); Chairman, Emerson
Boston, MA 02210-2801                      Investment Management, Inc. (since 2000);
Born: 1946                                 Chairman, Hudson Castle Group, Inc. (formerly
                                           IBEX Capital Markets, Inc.) (financial services
                                           company) (since 1997).

                                           Director of the following publicly traded
                                           companies: Stifel Financial (since 1996);
                                           Investor Financial Services Corporation (since
                                           1995); and Connecticut River Bancorp, Director
                                           (since 1998).

                                           Trustee of John Hancock Funds II (since 2005)
                                           and John Hancock Funds III (since 2005);
                                           Director, Phoenix Mutual Funds (since 1988;
                                           overseeing 20 portfolios).

F. David Rolwing        Trustee            Former Chairman, President and CEO, Montgomery              94
601 Congress Street     (since 1997) (3)   Mutual Insurance Company, 1991 to 1999. (Retired
Boston, MA 02210                           1999).
Born: 1934

----------
(1) Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his successor is duly elected and qualified or until he dies, retires, resigns, is removed or becomes disqualified.

(2) Prior to 2004, Ms. Cook and Mr. McClellan were Trustees of John Hancock Variable Series Trust I which was combined with corresponding portfolios of the Trust on April 29, 2005.

(3) Prior to 1997, Mr. Rolwing was a Trustee of Manulife Series Fund, Inc. which was combined with corresponding portfolios of the Trust on December 31, 1996.

          TRUSTEES AFFILIATED WITH THE TRUST AND OFFICERS OF THE TRUST

                                                                                                  NUMBER OF FUNDS IN
                             POSITION WITH            PRINCIPAL OCCUPATION(S) AND OTHER              FUND COMPLEX
NAME, ADDRESS AND AGE        THE TRUST (1)          DIRECTORSHIPS DURING PAST FIVE YEARS         OVERSEEN BY TRUSTEE
---------------------        -------------          ------------------------------------         -------------------
James R. Boyle (2)          Trustee           President, John Hancock Annuities; Executive               237
601 Congress Street         (since 2005)      Vice President, John Hancock Life Insurance
Boston, MA 02210                              Company (since June, 2004); President U.S.
Born: 1959                                    Annuities; Senior Vice President, The
                                              Manufacturers Life Insurance Company (U.S.A)
                                              (prior to 2004).

John D. Richardson (2)(3)   Trustee           Retired; Former Senior Executive Vice President,            94
601 Congress Street         (since 1997)      Office of the President, Manulife Financial,
Boston, MA 02210                              February 2000 to March 2002 (Retired, March,
Born: 1938                                    2002); Executive Vice President and General
                                              Manager, U.S. Operations, Manulife Financial,
                                              January 1995 to January 2000.

                                              Director of BNS Split Corp and BNS Split Corp
                                              II, publicly traded companies listed on the
                                              Toronto Stock Exchange.

Keith Hartstein (4)         President         Senior Vice President, Manulife Financial                  N/A
601 Congress Street         (since 2005)      Corporation (since 2004); Director, President
Boston, MA 02210                              and Chief Executive Officer, John Hancock
Born: 1946                                    Advisers, LLC and The Berkeley Financial Group,
                                              LLC ("The Berkeley Group") (holding

                                              company); Director, President and Chief
                                              Executive Officer, John Hancock Funds, LLC.
                                              ("John Hancock Funds"); Director, President and
                                              Chief Executive Officer, Sovereign Asset
                                              Management Corporation ("SAMCorp."); Director,
                                              John Hancock Signature Services, Inc.; Director,
                                              Chairman and President, NM Capital Management,
                                              Inc. (NM Capital) (since 2005); Chairman,
                                              Investment Company Institute Sales Force
                                              Marketing Committee (since 2003); Executive Vice
                                              President, John Hancock Funds, LLC (until 2005).

John Vrysen (4)             Chief Financial   Executive Vice President and Chief Financial               N/A
601 Congress Street         Officer           Officer, John Hancock Funds, LLC, July 2005 to
Boston, MA 02210            (since 2005)      present; Senior Vice President and General
Born: 1955                                    Manager, Fixed Annuities, John Hancock Financial
                                              Services, September 2004 to July 2005; Executive
                                              Vice President, Operations, Manulife Wood Logan,
                                              July 2000 to September 2004.

John D. Danello (4)         Secretary         Vice President/Chief Counsel, US Wealth                    N/A
601 Congress Street         (since 2005)      Management, John Hancock Financial Services,
Boston, MA 02110                              Inc., February 2005 to present. Vice
Born: 1955                                    President/Chief Counsel, Life Insurance & Asset
                                              Management, Allmerica Financial Corporation,
                                              Inc., 2001 to February 2005.

Gordon Shone (4)            Treasurer         Senior Vice President, John Hancock Life                   N/A
601 Congress Street         (Since 2005)      Insurance Company (U.S.A.), January 2001 to
Boston, MA 02210                              present. Vice President, The Manufacturers Life
Born: 1946                                    Insurance Company (U.S.A.), August 1998 to
                                              December 2000.

(1) Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his successor is duly elected and qualified or until he dies, retires, resigns, is removed or becomes disqualified.

(2) The Trustee is an "interested person" (as defined in the 1940 Act) due to his prior position with Manulife Financial Corporation (or its affiliates), the ultimate controlling parent of the investment adviser.

(3) Prior to 1997, Mr. Richardson was a Trustee of Manulife Series Fund, Inc. which merged into the Trust on December 31, 1996.

(4)  Affiliated with the investment adviser.

DUTIES AND COMPENSATION OF TRUSTEES

     The Trust is organized as a Massachusetts business trust. Under the Trust's Declaration of Trust, the Trustees are responsible for managing the affairs of the Trust, including the appointment of advisers and subadvisers. The Trustees may appoint officers of the Trust who assist in managing the day-to-day affairs of the Trust.

     The Board of Trustees met six times during the Trust's last fiscal year. The Board also has a standing Audit Committee composed of all of the disinterested Trustees. The Audit Committee met twice during the Trust's last fiscal year to review the internal and external accounting and auditing procedures of the Trust and, among other things, to consider the selection of independent accountants for the Trust, approve all significant services proposed to be performed by its independent accountants and to consider the possible effect of such services on their independence. The Board of Trustees also has a Nominating Committee composed of all of the disinterested Trustees. The Nominating Committee met once during the last fiscal year. The Nominating Committee will consider nominees recommended by contract owners investing in the Trust. Nominations should be forward to the attention of the Secretary of the Trust at 601 Congress Street, Boston, MA 02210.

     In June 2005, the Board of Trustees also created a Compliance Committee and three Investment Committees. The Compliance Committee makes recommendation to the full Board regarding certain compliance matters relating to the Trust.

The Compliance Committee met three times during the last fiscal year. Each Investment Committee reviews investment matters relating to a particular group of Trust portfolios. Each Investment Committee met three times during the last fiscal year.

     The Trust does not pay any remuneration to its Trustees who are officers or employees of the Adviser or its affiliates. Trustees not so affiliated receive an annual retainer of $76,000, a fee of $11,400 for each quarterly meeting of the Trustees that they attend in person plus the sum of $1,000 for attending any duly constituted meeting of the Nominating Committee, other than routine meetings where specific candidates are not considered. Trustees are reimbursed for travel and other out-of-pocket expenses. The President, Treasurer and Secretary are furnished to the Trust pursuant to the Advisory Agreement described below and receive no compensation from the Trust. These officers spend only a portion of their time on the affairs of the Trust.

                              COMPENSATION TABLE(1)

                               AGGREGATE COMPENSATION FROM   TOTAL COMPENSATION FROM TRUST
                               TRUST FOR FISCAL YEAR ENDED   COMPLEX FOR FISCAL YEAR ENDED
NAMES OF PERSON, POSITION           DECEMBER 31, 2005*            DECEMBER 31, 2005*#
-------------------------      ---------------------------   -----------------------------
DISINTERESTED TRUSTEES

Don B. Allen, Trustee                    $133,950                       $133,950
Charles L. Bardelis, Trustee             $130,500                       $130,500
Peter S. Burgess(2)                      $ 72,200                       $ 72,200
Elizabeth Cook(3)                        $130,500                       $170,500
Hassell H. McClellan(3)                  $130,500                       $143,500
James M. Oates, Trustee(4)               $130,500                       $130,500
F. David Rolwing, Trustee                $155,500                       $155,500
TRUSTEES AFFILIATED WITH THE
INVESTMENT ADVISER
James Boyle, Trustee(5)                  $      0                       $      0
John D. Richardson, Trustee              $      0                       $      0

(1) Compensation received for services as Trustee. The Trust does not have a pension or retirement plan for any of its Trustees or officers. In addition, the Trust does not participate in the John Hancock Deferred Compensation Plan for Independent Trustees (the "Plan"). Under the Plan, a disinterested Trustee may defer his fees by electing to have the Adviser invest his fees in one of the funds in the John Hancock Fund Complex that participates in the Plan.

(2) Mr. Burgess began serving as a Trustee of the Trust effective June 21, 2005.

(3) Ms. Cook and Mr. McClellan began serving as Trustees of the Trust effective March 1, 2005.

(4) Mr. Oates began serving as a Trustee of the Trust effective December 3, 2004.

(5) Mr. Boyle began serving as a Trustee of the Trust effective September 22, 2005.

                      TRUSTEE OWNERSHIP OF TRUST PORTFOLIOS

     The table below lists the amount of securities of each Trust portfolio beneficially owned by each Trustee as of December 31, 2005 (excluding those portfolios that had not yet commenced operations on December 31, 2005). For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest. Please note that exact dollar amounts of securities held are not listed. Rather, ownership is listed based on the following table:

A - $0
B - $1 up to and including $10,000
C - $10,001 up to and including $50,000
D - $50,001 up to and including $100,000
E - $100,001 or more

                                                      DISINTERESTED TRUSTEES*                          AFFILIATED TRUSTEES
                              -----------------------------------------------------------------------  -------------------
                              DON B.  CHARLES L.  PETER S.  ELIZABETH  HASSELL H.  JAMES M.  F. DAVID   JAMES    JOHN D.
TRUST PORTFOLIO                ALLEN   BARDELIS    BURGESS   G. COOK    MCCLELLAN    OATES    ROLWING   BOYLE  RICHARDSON
---------------               ------  ----------  --------  ---------  ----------  --------  --------   -----  ----------
500 Index                        A         A          A         A           A          A         A        A         A
500 Index B                      A         A          A         A           A          A         A        A         A
Active Bond                      A         A          A         A           A          A         A        A         A
All Cap Core                     A         A          A         A           A          A         A        A         A
All Cap Growth                   A         A          A         A           A          A         A        A         A
All Cap Value                    A         B          A         A           A          A         A        A         A
American Blue Chip               A         A          A         A           A          A         A        A         A
   Income and Growth
American Bond                    A         A          A         A           A          A         A        A         A
American Growth-Income           A         A          A         A           A          A         A        A         A
American International           A         A          A         A           A          A         A        A         A
American Growth                  A         A          A         A           A          A         A        A         A
Blue Chip Growth                 A         A          A         A           A          A         A        A         A
Bond Index B                     A         A          A         A           A          A         A        A         A
Capital Appreciation             A         A          A         A           A          A         A        A         A
Classic Value                    A         A          A         A           A          A         A        A         A
Core Bond                        A         A          A         A           A          A         A        A         A
Core Equity                      A         A          A         A           A          A         A        A         A
Dynamic Growth                   A         A          A         A           A          A         A        A         A
Emerging Growth                  A         A          A         A           A          A         A        A         A
Emerging Small Company           A         A          A         A           A          A         A        A         A
Equity-Income                    A         A          A         A           A          A         A        A         A
Financial Services(I)            A         A          A         A           A          A         A        A         A
Fundamental Value(I)             A         B          A         A           A          A         A        A         A
Global                           A         A          A         A           A          A         A        A         A
Global Allocation                A         A          A         A           A          A         A        A         A
Global Bond                      A         A          A         A           A          A         A        A         A
Growth                           A         A          A         A           A          A         A        A         A
Growth & Income                  A         B          A         A           A          A         A        A         A
Growth & Income II               A         A          A         A           A          A         A        A         A
Growth Opportunities             A         A          A         A           A          A         A        A         A
Health Sciences                  A         A          A         A           A          A         A        A         A
High Yield                       A         A          A         A           A          A         A        A         A
Income & Value                   A         A          A         A           A          A         A        A         A
International Equity Index A     A         A          A         A           A          A         A        A         A
International Equity Index B     A         A          A         A           A          A         A        A         A
International Growth             A         A          A         A           A          A         A        A         A
International Opportunities      A         A          A         A           A          A         A        A         A
International Small Cap          A         A          A         A           A          A         A        A         A
International Stock              A         A          A         A           A          A         A        A         A

                                                        DISINTERESTED TRUSTEES*                              AFFILIATED TRUSTEES
                             -----------------------------------------------------------------------------   -------------------
                             DON B.   CHARLES L.   PETER S.   ELIZABETH   HASSELL H.   JAMES M.   F. DAVID    JAMES     JOHN D.
TRUST PORTFOLIO               ALLEN    BARDELIS     BURGESS    G. COOK     MCCLELLAN     OATES     ROLWING    BOYLE   RICHARDSON
---------------              ------   ----------   --------   ---------   ----------   --------   --------    -----   ----------
International Value            A          A           A           A           A           A          A          A         A
Intrinsic Value                A          A           A           A           A           A          A          A         A
Investment Quality Bond        A          A           A           A           A           A          A          A         A
Large Cap                      A          A           A           A           A           A          A          A         A
Large Cap Growth               A          A           A           A           A           A          A          A         A
Large Cap Value                A          A           A           A           A           A          A          A         A
Lifestyle Aggressive 1000      A          A           E           A           A           A          A          C         A
Lifestyle Growth 820           E          A           A           A           A           E          A          A         A
Lifestyle Balanced 640         A          A           A           E           A           A          A          A         A
Lifestyle Moderate 460         A          A           A           A           A           A          A          A         A
Lifestyle Conservative 280     A          A           A           A           A           A          A          A         A
Managed                        A          A           A           A           A           A          A          A         A
Mid Cap Core                   A          A           A           A           A           A          A          A         A
Mid Cap Index                  A          A           A           A           A           A          A          A         A
Mid Cap Stock                  A          A           A           A           A           A          A          A         A
Mid Cap Value                  A          B           A           A           A           A          A          A         A
Mid Value                      A          A           A           A           A           A          A          A         A
Money Market                   A          E           A           A           A           A          A          A         A
Money Market B                 A          A           A           A           A           A          A          A         A
Natural Resources              A          B           A           A           A           A          A          A         A
Overseas Equity                A          A           A           A           A           A          A          A         A
Pacific Rim                    A          A           A           A           A           A          A          A         A
Quantitative All Cap           A          A           A           A           A           A          A          A         A
Quantitative Mid Cap           A          A           A           A           A           A          A          A         A
Quantitative Value             A          A           A           A           A           A          A          A         A
Real Estate Securities         A          A           A           A           A           A          A          A         A
Real Return Bond               A          A           A           A           A           A          A          A         A
Science & Technology           A          A           A           A           A           A          A          A         A
Short-Term Bond                A          A           A           A           A           A          A          A         A
Small Cap                      A          A           A           A           A           A          A          A         A
Small Cap Growth               A          A           A           A           A           A          A          A         A
Small Cap Index                A          A           A           A           A           A          A          A         A
Small Cap Opportunities        A          A           A           A           A           A          A          A         A
Small Cap Value                A          A           A           A           A           A          A          A         A
Small Company                  A          A           A           A           A           A          A          A         A
Small Company Growth           A          A           A           A           A           A          A          A         A
Small Company Value            A          A           A           A           A           A          A          A         A
Special Value                  A          A           A           A           A           A          A          A         A
Spectrum Income                A          A           A           A           A           A          A          A         A
Strategic Bond                 A          A           A           A           A           A          A          A         A

                                                        DISINTERESTED TRUSTEES*                              AFFILIATED TRUSTEES
                             -----------------------------------------------------------------------------   -------------------
                             DON B.   CHARLES L.   PETER S.   ELIZABETH   HASSELL H.   JAMES M.   F. DAVID    JAMES     JOHN D.
TRUST PORTFOLIO               ALLEN    BARDELIS     BURGESS    G. COOK     MCCLELLAN     OATES     ROLWING    BOYLE   RICHARDSON
---------------              ------   ----------   --------   ---------   ----------   --------   --------    -----   ----------
Strategic Income               A          A           A           A           A           A          A          A         A
Strategic Opportunities        A          A           A           A           A           A          A          A         A
Strategic Value                A          A           A           A           A           A          A          A         A
Total Return                   A          A           A           A           A           A          A          A         A
Total Stock Market Index       A          A           A           A           A           A          A          A         A
U.S. Global Leaders Growth     A          A           A           A           A           A          A          A         A
U.S. Government Securities     A          A           A           A           A           A          A          A         A
U.S. High Yield Bond           A          A           A           A           A           A          A          A         A
U.S. Large Cap                 A          A           A           A           A           A          A          A         A
U.S. Multi Sector              A          A           A           A           A           A          A          A         A
Utilities                      A          A           A           A           A           A          A          A         A
Value                          A          B           A           A           A           A          A          A         A
Value & Restructuring          A          A           A           A           A           A          A          A         A
Value Opportunities            A          A           A           A           A           A          A          A         A
Vista                          A          A           A           A           A           A          A          A         A
ALL TRUST PORTFOLIOS           E          E           E           E           A           E          A          C         A

* Ms. Cook and Mr. McClellan began serving as Trustees effective March 1, 2005; Mr. Burgess began serving as a Trustee effective June 21, 2005; and Mr. Boyle began serving as a Trustee effective September 22, 2005.

Ms. Cook and Messrs. Bardelis, Boyle, Burgess, McClellan and Oates are also Trustees of John Hancock Funds II and John Hancock Funds III which are within the same family of investment companies as the Trust. As of December 31, 2005, none of these Trustees owned any shares of any fund in John Hancock Funds II or John Hancock Funds III.

                       INVESTMENT MANAGEMENT ARRANGEMENTS

     The portfolio does not have an investment adviser. For information regarding the investment adviser to the master funds see the master fund statement of additional information which is delivered together with this statement of additional information.

                 DISTRIBUTOR; RULE 12B-1 PLANS OF THE PORTFOLIOS

     John Hancock Distributors, LLC (the "Distributor") (formerly, Manulife Financial Services LLC) is the distributor and principal underwriter of the Trust and distributes shares of Trust on a continuous basis. Other than the Rule 12b-1 payments described below, the Distributor does not receive compensation from the Trust.

     The Board of Trustees of the Trust have approved a Rule 12b-1 Plan (the "Plans") for both Series I and Series II shares of the portfolios. The purpose of each Plan is encourage the growth and retention of assets of the series of each portfolio subject to a Plan. Series I shares of each portfolio are subject to a Rule 12b-1 fee at an annual rate of up to 0.35% of Series I share average daily net assets. Series II shares of each portfolio are subject to a Rule 12b-1 fee at an annual rate of up to 0.50% of Series II share average daily net assets.

     Rule 12b-1 fees are paid to the Distributor.

     To the extent consistent with applicable laws, regulations and rules, the Distributor may use Rule 12b-1 fees:

-    for any expenses relating to the distribution of the shares of the class,

- for any expenses relating to shareholder or administrative services for holders of the shares of the class (or owners of contracts funded in insurance company separate accounts that invest in the shares of the class) and for the payment of "service fees" that come within Rule 2830(d)(5) of the Rules of Fair Practice of the National Association of Securities Dealers, Inc.

     Without limiting the foregoing, the Distributor may pay all or part of the Rule 12b-1 fees from a portfolio to one or more affiliated and unaffiliated insurance companies that have issued variable insurance contracts for which the portfolio serves as an investment vehicle as compensation for providing some or all of the types of services described in the preceding paragraph; this provision, however, does not obligate the Distributor to make any payments of Rule 12b-1 fees and does not limit the use that the Distributor may make of the Rule 12b-1 fees it receives. Currently, all such payments are made to insurance companies affiliated with the Trust's Adviser and Distributor. However, payments may be made to nonaffiliated insurance companies in the future.

     This Plan authorizes any payments in addition to fees described above made by a portfolio to the Distributor or any of its affiliates, including the payment of any management or advisory fees, which may be deemed to be an indirect financing of distribution costs.

     The Plan may not be amended to increase materially the amount to be spent by a portfolio without such shareholder approval as is required by Rule 12b-1 under the 1940 Act (the "Rule"). All material amendments of a Plan must be approved in the manner described in the Rule. The Plan shall continue in effect
(i) with respect to a portfolio only so long as the Plan is specifically approved for that Portfolio at least annually as provided in the Rule and (ii) only while (a) a majority of the Trustees are not interested persons (as defined in the Act) of the Trust, (b) incumbent disinterested Trustees select and nominate any new disinterested Trustees of the Trust and (c) any person who acts as legal counsel for the disinterested Trustees is an independent legal counsel. The Plan may be terminated with respect to any Portfolio at any time as provided in the Rule.

     During the fiscal year ended December 31, 2005 the following amounts were paid pursuant to the Trust's Rule 12b-1 Plan:

                                 SERIES I SHARES

                                             DISTRIBUTION PAYMENT TO
                                                   JOHN HANCOCK
                                              INVESTMENT MANAGEMENT
                                                  SERVICES, LLC
PORTFOLIO                                       (THE DISTRIBUTOR)
---------                                    -----------------------
American Growth Trust                                $120,598
American International Trust                           72,312
American Growth-Income Trust                           37,852
American Blue Chip Income and Growth Trust             14,352
American Bond Trust                                        14

                                SERIES II SHARES

                                             DISTRIBUTION PAYMENT TO
                                                   JOHN HANCOCK
                                              INVESTMENT MANAGEMENT
                                                  SERVICES, LLC
PORTFOLIO                                       (THE DISTRIBUTOR)
---------                                    -----------------------
American Growth Trust                              $4,410,183
American International Trust                        2,203,639
American Growth-Income Trust                        3,455,993
American Blue Chip Income and Growth Trust            895,719
American Bond Trust                                   140,114

                      RULE 12B-1 PLANS OF THE MASTER FUNDS

Each Master Fund has adopted a Plan of Distribution (the "Master Fund Plan") for its Class 2 shares, pursuant to rule 12b-1 under the 1940 Act. Under the Master Fund Plan the funds may pay 0.25% of each fund's average net assets annually (Class 2 shares only) to finance any distribution activity which is primarily intended to benefit the Class 2 shares of the funds, provided that the Board of Trustees of the funds has approved the categories of expenses for which payment is being made.

For additional information regarding the Master Fund Plan see the master fund statement of additional information which is delivered together with this statement of additional information.

                               PORTFOLIO BROKERAGE

     For information regarding portfolio brokerage of each master fund see the master fund statement of additional information which is delivered together with this statement of additional information.

                        PURCHASE AND REDEMPTION OF SHARES

     The Trust will redeem all full and fractional portfolio shares for cash at the net asset value per share of each portfolio. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. However, the Trust may suspend the right of redemption or postpone the date of payment beyond seven days during any period when:

- trading on the New York Stock Exchange is restricted, as determined by the SEC, or such Exchange is closed for other than weekends and holidays;

- an emergency exists, as determined by the SEC, as a result of which disposal by the Trust of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Trust fairly to determine the value of its net assets; or

- the SEC by order so permits for the protection of security holders of the Trust.

               DETERMINATION OF NET ASSET VALUE OF THE MASTER FUND

     For information regarding the determination of net asset value of the master fund see the master fund statement of additional information which is delivered together with the statement of additional information.

                POLICY REGARDING DISCLOSURE OF PORTFOLIO HOLDINGS

It is the policy of the Trust to provide Nonpublic Information (as defined below) regarding Trust portfolio holdings to Nonaffiliated Persons (as defined below) of the Trust only in the limited circumstances noted below. It is also the policy of the Trust only to provide Nonpublic Information regarding portfolio holdings to any person, including Affiliated Persons (as defined below), on a "need to know" basis (i.e., the person receiving the information must have a legitimate business purpose for obtaining the information prior to it being publicly available). The Trust considers Nonpublic Information regarding Trust portfolio holdings to be confidential and the intent of the Trust's policy regarding disclosure of portfolio holdings is to guard against selective disclosure of such information in a manner that could disadvantage Trust shareholders.

Nonpublic Information. Portfolio holdings are considered Nonpublic Information until such holdings are posted on the website listed below or until filed with the SEC via Edgar on either Form N-CSR or Form N-Q

"Affiliated Persons" are persons affiliated with: (a) the Trust, (b) the Trust's investment adviser or principal underwriter or any affiliate of either entity,
(c) the investment adviser's ultimate parent, Manulife Financial Corporation ("MFC") or any affiliate thereof, (d) in the case of a particular Trust portfolio, the subadviser to the portfolio, or any affiliate of the subadviser,
(e) the Trust's custodian and (e) the Trust's certified public accountants.

"Nonaffiliated Persons" is any person who is not an Affiliated Person.

Disclosure of Portfolio Holdings to Nonaffiliated Persons

Subject to the pre-approval of the Trust's Chief Compliance Officer, the Trust or its adviser principal underwriter or any of its subadviser (or any of their affiliates) may provide Nonpublic Information regarding Trust portfolio holdings to Nonaffiliated Persons in the circumstances listed below.

     1. RATING ORGANIZATIONS

Nonpublic Information regarding Trust portfolio holdings may be provided to ratings organizations, such as Morningstar and Lipper, for the purpose of reviewing the portfolio, the adviser or subadviser if such entity agrees to keep such information confidential and to prohibit its employees from trading on such information.

     2. VESTEK (THOMPSON FINANCIAL)

Nonpublic Information regarding Trust portfolio holdings may be provided to Vestek (Thompson Financial) or other entities for the purpose of compiling reports and preparing data for use by the Trust or any Affiliated Person if such entity agrees to keep such information confidential and to prohibit its employees from trading on such information.

     3. PROXY VOTING SERVICES

Nonpublic Information regarding Trust portfolio holdings may be provided to proxy voting services for the purpose of voting proxies relating to Trust portfolio holdings if such entity agrees to keep such information confidential and to prohibit its employees from trading on such information. .

     4. COMPUTER SOFTWARE

Nonpublic Information regarding Trust portfolio holdings may be provided to entities providing computer software to the Trust (for example, for the purpose of generating Trust compliance reports or reports relating to proxy voting) if such entity agrees to keep such information confidential and to prohibit its employees from trading on such information.

     5. COURTS AND REGULATORS

Nonpublic Information regarding Trust portfolio holdings may be provided to any court or regulator with jurisdiction over the Trust, the adviser, MFC or any subadviser to a Trust portfolio (or any of their affiliates) if such information is requested by such court or regulator.

     6. OTHER PERSONS

Nonpublic Information regarding Trust portfolio holdings may be provided to other persons or entities if approved by the Chief Compliance Officer of the Trust or his or her designee (collectively, the "CCO"). In determining whether to approve such disclosure the CCO shall consider: (a) the purpose of providing such information, (b) the procedures that will be used to ensure that such information remains confidential and is not traded upon and (c) whether such disclosure is in the best interest of the shareholders of the Trust.

The Trust generally requires that each such person or entity execute a written agreement requiring such person/entity to keep the portfolio holdings confidential and to not trade based on information relating to such holdings. However, there may be certain circumstances where such an agreement is not required. In such case, disclosure of Nonpublic Information will be approved if the conditions stated above are met.

The CCO shall report to Board of Trustees whenever additional disclosures of portfolio holdings are approved. This report shall be at the board meeting following such approval.

Disclosure of Portfolio Holdings to Affiliated Persons

     The CCO must pre-approve the provision of any Nonpublic Information regarding portfolio holdings to any Affiliated Persons other than those listed below under "Pre-Approved Affiliated Persons" ("Other Affiliated Persons") and report such approval to the Board of Trustees at the board meeting following such approval. The persons listed below under "Pre-Approved Affiliated Persons" have been exempt from such pre-approval. In the case of persons listed in II, III and IV in this section, their employers shall provide the CCO reasonable assurances that Nonpublic Information will be kept confidential and that such employees are prohibited from trading on such information.

     In determining whether to approve such disclosure of Nonpublic Information regarding portfolio holdings to any Other Affiliated Persons the CCO shall consider: (a) the purpose of providing such information, (b) the procedures that will be used to ensure that such information remains confidential and is not traded upon and (c) whether such disclosure is in the best interest of the shareholders of the Trust. In the case of a conflict between (a) the interests of the shareholders of the Trust, on the one hand, and (b) the interests of any affiliated person of the Trust, the Trust's investment adviser (including any subadviser), the Trust's principal underwriter or any of their affiliated persons, on the other, the procedures set forth under "Resolution of Conflicts of Interest" below shall be followed.

The Trust generally requires that any Other Affiliated Persons execute a written agreement requiring such person to keep the portfolio holdings confidential and to not trade based on information relating to such holdings. However, the Trust may grant exemptions to such requirement on a case by case basis. In such case, disclosure of Nonpublic Information will be approved if the conditions stated above are met.

Receipt of Compensation

Neither the Trust, the Trust's Adviser, the Trust's subadvisers nor any of their affiliates may receive compensation or other consideration in connection with the release to any person of Nonpublic Information regarding Trust portfolio holdings. Neither the Trust, the Trust's Adviser, the Trust's subadvisers nor any of their affiliates will release Nonpublic Information to any person if such entity has knowledge that such person has received, is receiving or will receive compensation or other consideration in connection with the release of Nonpublic Information regarding Trust portfolio holdings.

Resolution of Conflicts of Interest

If the Trust or its adviser or principal underwriter or any of its subadvisers (or any of their affiliates) desire to provide Nonpublic Information regarding Trust portfolio holdings to a Nonaffiliated Person and the CCO believes there is a potential conflict between (a) the interests of the shareholders of the Trust, on the one hand, and (b) the interests of any affiliated person of the Trust, the Trust's investment adviser (including any subadviser), the Trust's principal underwriter or any of their affiliated persons, on the other, the CCO shall refer the conflict to the Board of Trustees of the Trust who shall only permit such disclosure of the Nonpublic Information if in their reasonable business judgment they conclude such disclosure will not be harmful to the Trust.

Posting of Trust Portfolio Holdings on a Website

If the Trust desires to post on its website Trust portfolio holdings that have not yet been disclosed in a publicly available filing with the SEC that is required to include such information (e.g., a Form N-CSR or a Form N-Q), then the Trust shall disclose the following in its prospectus:

     1. the nature of the information that will be available, including both the date as of which the information will be current (e.g. calendar quarter-end) and the scope of the information (e.g., complete portfolio holdings, the portfolio's largest 10 holdings);

     2. the date when the information will first become available and the period for which the information will remain available, which shall end no earlier than the date on which the Trust files its Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current; and

     3. the location of the website where either the information or a prominent hyperlink (or series of prominent hyperlinks) to the information will be available.

Trust Portfolio Holdings Currently Posted on a Website

     Each of the Lifestyle Trusts invests in shares of other Trust portfolios. The holdings of each Lifestyle Trust in other Trust portfolios will be posted to the website listed below within 30 days after each calendar quarter end and within 30 days after any material changes are made to the holdings of a Lifestyle Trust. In addition, the ten largest holdings of each Trust portfolio will be posted to the website listed below 30 days after each calendar quarter end. The information described above will remain on the website until the date the Trust files its Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Trust's Form N-CSR and Form N-Q will contain each portfolio's entire portfolio holdings as of the applicable calendar quarter end.

http://www.johnhancockannuities.com/Marketing/Portfolio/PortfolioIndexPage.aspx

Changes in Policy

Any material changes to the policy regarding disclosure of Nonpublic Information Regarding Trust portfolio holdings must be approved by the Trust Board of Trustees.

Reports to the Trust's Board of Trustees

The CCO shall report any material issues that may arise under this policy to the Trust Board of Trustees.

Applicability of Policy to the Trust's Adviser and Subadvisers

This policy shall apply to the Trust's Adviser and each of its subadvisers.

Applicability of Policy to the Trust's Adviser and Subadvisers

This policy shall apply to the Trust's Adviser and each of its subadvisers.

Pre-Approved Affiliated Persons

Employees* of John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York who are subject to the Code of Ethics of the Trust, the Trust's investment adviser, John Hancock Investment Management Services LLC or the Trust's principal underwriter, John Hancock Distributors LLC.

II. Employees* of a Subadviser or any Affiliate of a Subadviser who provide services to the Trust.

III. Employees* of the Trust's custodian who provide services to the Trust.

IV. Employees* and partners of the Trust's certified public accounting firm who provide services to the Trust.

*    Includes temporary employees

                            SHAREHOLDERS OF THE TRUST

The Trust currently serves as the underlying investment medium for premiums and purchase payments invested in variable contracts issued by insurance companies affiliated with Manulife Financial, the ultimate controlling parent of the Adviser.

Control Persons. As of April 12, 2006, no one was considered a control person of any of the portfolios of the Trust. A control person is one who has beneficial ownership of more than 25% of the voting securities of a portfolio or who acknowledges or asserts having or is adjudicated to have control of a portfolio.

Shareholders. As of April 12, 2006, the shareholders of the Trust ("Trust Shareholders") are as follows:

     (a) the insurance companies affiliated with Manulife Financial discussed above (the "Manulife Insurance Companies"). (Each insurance company that is a shareholder of the Trust holds of record in its separate accounts Trust shares attributable to variable contracts),

     (b) certain permitted entities which purchase Series III and Series IIIA shares and which are described in the Prospectus under "Multiple Classes of Shares - Series III and Series IIIA Shares" ("Permitted Entities"), and

     (c) the Lifestyle Trusts, the Index Allocation Trust and the Absolute Return Trust, each of which invests in and holds of record shares of underlying Trust portfolios.

     The Trust may be used for other purposes in the future, such as funding annuity contracts issued by other insurance companies. Trust shares are not offered directly to, and may not be purchased directly by, members of the public. The paragraph below lists the entities that are eligible to be shareholders of the Trust.

     Entities Eligible to Be Shareholders of the Trust. In order to reflect the conditions of Section 817(h) and other provisions of the Code and regulations thereunder, shares of the Trust may be purchased only by the following eligible shareholders:

(a) separate accounts of the Manulife Insurance Companies and other insurance companies;

(b)  the Manulife Insurance Companies and certain of their affiliates; and

(c)  any trustee of a qualified pension or retirement plan.

Voting of Shares by the Insurance Companies and the Trust. The Manulife Insurance Companies have the right to vote upon matters that may be voted upon at any Trust shareholders' meeting. These companies will vote all shares of the portfolios of the Trust issued to them in proportion to the timely voting instructions received from owners of variable contracts participating in the separate accounts of such companies that are registered under the Investment Company Act of 1940 ("Contract Owner Instructions"). In addition, the Trust will vote all shares of the portfolios issued to the Lifestyle Trusts, the Index Allocation Trust and the Absolute Return Trust in proportion to Contract Owner Instructions.

Mixed Funding. Shares of the Trust may be sold to the Trust Shareholders described above. The Trust currently does not foresee any disadvantages to any Trust Shareholders arising from the fact that the interests of those investors may differ. Nevertheless, the Trust's Board of Trustees will monitor events in order to identify any material irreconcilable conflicts which may possibly arise due to differences of tax treatment or other considerations and to determine what action, if any, should be taken in response thereto. Such an action could include the withdrawal of a Trust Shareholder from investing in the Trust.

Principal Holders. As of April 12, 2006, four of the Manulife Insurance Companies - John Hancock Life Insurance Company (USA ("JHLICO (USA)"), John Hancock Life Insurance Company of New York ("JHLICO New York"), John Hancock Life Insurance Company ("JHLICO") and John Hancock Variable Life Insurance Company ("JHLVICO") -- owned of record all of the outstanding Series I and II shares of the American Growth Trust, the American International Trust, the American Blue Chip Income and Growth Trust, the American Bond Trust and the American Growth-Income Trust.

Trustees and officers of the Trust, in the aggregate, own or have the right to provide voting instructions for less than 1% of the outstanding shares of the American Growth Trust, the American International Trust, the American Blue Chip Income and Growth Trust, the American Bond Trust and the American Growth-Income Trust.

                              HISTORY OF THE TRUST

Trust Name Change. Prior to January 1, 2005, the name of the Trust was Manufacturers Investment Trust. Prior to October 1, 1997, the name of the Trust was NASL Series Trust.

Organization of the Trust. The Trust was originally organized on August 3, 1984 as "NASL Series Fund, Inc." (the "FUND"), a Maryland corporation. Effective December 31, 1988, the Fund was reorganized as a Massachusetts business trust. Pursuant to such reorganization, the Trust assumed all the assets and liabilities of the Fund and carried on its business and operations with the same investment management arrangements as were in effect for the Fund at the time of the reorganization. The assets and liabilities of each of the Fund's separate portfolios were assumed by the corresponding portfolios of the Trust.

                            ORGANIZATION OF THE TRUST

Classification. The Trust is a no-load, open-end management investment company registered with the SEC under the 1940 Act. Each of the portfolios described in this Statement of Additional Information are diversified for purposes of the 1940 Act.

     Powers of the Trustees of the Trust. Under Massachusetts law and the Trust's Declaration of Trust and ByLaws, the management of the business and affairs of the Trust is the responsibility of its Trustees.

     The Declaration of Trust authorizes the Trustees of the Trust without shareholder approval to do the following:

- Issue an unlimited number of full and fractional shares of beneficial interest having a par value of $.01 per share,

- Divide such shares into an unlimited number of series of shares and to designate the relative rights and preferences thereof, and

- Issue additional series of shares or separate classes of existing series of shares.

     Shares of the Trust. The shares of each portfolio, when issued and paid for, will be fully paid and non-assessable and will have no preemptive or conversion rights. Shares of each portfolio have equal rights with regard to redemptions, dividends, distributions and liquidations with respect to that portfolio. Holders of shares of any portfolio are entitled to redeem their shares as set forth under "Purchase and Redemption of Shares."

     Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective portfolio and upon liquidation in the net assets of such portfolio remaining after satisfaction of outstanding liabilities. For these purposes and for purposes of determining the sale and redemption prices of shares, any assets that are not clearly allocable to a particular portfolio will be allocated in the manner determined by the Trustees. Accrued liabilities which are not clearly allocable to one or more portfolios will also be allocated among the portfolios in the manner determined by the Trustees.

     Shareholder Voting. Shareholders of each portfolio of the Trust are entitled to one vote for each full share held (and fractional votes for fractional shares held) irrespective of the relative net asset values of the shares of the portfolio. All shares entitled to vote are voted by series. However, when voting for the election of Trustees and when otherwise permitted by the 1940 Act, shares are voted in the aggregate and not by series. Only shares of a particular portfolio are entitled to vote on matters determined by the Trustees to affect only the interests of that portfolio. Pursuant to the 1940 Act and the rules and regulations thereunder, certain matters approved by a vote of a majority of all the shareholders of the Trust may not be binding on a portfolio whose shareholders have not approved such matter. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until less than a majority of the Trustees holding office has been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Holders of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee by a vote cast in person or by proxy at a meeting called for such purpose. Shares of the Trust do not have cumulative voting rights, which means that the holders of more than 50% of the Trust's shares voting for the election of Trustees can elect all of the Trustees if they so choose. In such event, the holders of the remaining shares would not be able to elect any Trustees.

     Shareholder Liability. Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trustees or any officer of the Trust. The Declaration of Trust also provides for indemnification out of the property of a Trust portfolio for all losses and expenses of any shareholder held personally liable for the obligations of such portfolio. In addition, the Declaration of Trust provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon, but only out of the property of the affected portfolio. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a particular portfolio would be unable to meet its obligations.

                     ADDITIONAL INFORMATION CONCERNING TAXES

The following discussion is a general and abbreviated summary of certain additional tax considerations affecting a portfolio and its shareholders. It is based on current federal income tax laws which may be changed by legislative, judicial or administrative action, possibly with retroactive effect. No attempt is made to present a detailed explanation of all Federal, state, local and foreign tax concerns, and the discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisors with specific questions relating to Federal, state, local or foreign taxes.

Since the portfolios' shareholders are the principally (i) life insurance companies whose separate accounts invest in the Portfolios for purposes of funding variable annuity and variable life insurance contracts and (ii) trustees of qualified pension and retirement plans, no discussion is included herein as to the U.S. Federal income tax consequences to the holder of a variable annuity or life insurance contract who allocates investments to a portfolio. For information concerning the U.S. Federal income tax consequences to such holders, see the prospectus for such contract. Holders of variable annuity or life insurance contracts should consult their tax advisors about the application of the provisions of the tax law described in this Statement of Additional Information in light of their particular tax situations.

The Trust believes that each portfolio will qualify as a regulated investment company under Subchapter M of the Code. If any portfolio of the Trust does not qualify as a regulated investment company, it will be subject to U.S. Federal income tax on its net investment income and net capital gains. As a result of qualifying as a regulated investment company, each portfolio will not be subject to U.S. Federal income tax on its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of its net realized long-term capital gain over its net realized short-term capital loss), if any, that it distributes to its shareholders in each taxable year, provided that it distributes to its shareholders at least 90% of its net investment income for such taxable year.

     A portfolio will be subject to a non-deductible 4% excise tax to the extent that it does not distribute by the end of each calendar year (a) at least 98% of its ordinary income for the calendar year; (b) at least 98% of its capital gain net income for the one-year period ending, as a general rule, on October 31 of each year; and (c) 100% of the undistributed ordinary income and capital gain net income from the preceding calendar years (if any) pursuant to the calculations in (a) and (b). For this purpose, any income or gain retained by a portfolio that is subject to corporate tax will be considered to have been distributed by year-end. To the extent possible, each portfolio intends to make sufficient distributions to avoid the application of both corporate income and excise taxes. Under current law, distributions of net investment income and net capital gain are not taxed to a life insurance company to the extent applied to increase the reserves for the company's variable annuity and life insurance contracts.

To qualify as a regulated investment company, a portfolio must, among other things, derive its income from certain sources. Specifically, in each taxable year a portfolio must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies.

To qualify as a regulated investment company, a portfolio must also satisfy certain requirements with respect to the diversification of its assets. A portfolio must have, at the close of each quarter of the taxable year, at least 50% of the value of its total assets represented by cash, cash items, United States Government securities, securities of other regulated investment companies, and other securities which, in respect of any one issuer, do not represent more than 5% of the value of the assets of the portfolio nor more than 10% of the voting securities of that issuer. In addition, at those times not more than 25% of the value of the portfolio's assets may be invested in securities (other than United States Government securities or the securities of other regulated investment companies) of any one issuer, or of two or more issuers which the portfolio controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

On December 16, 2005, the Internal Revenue Service issued a revenue ruling that would cause certain income from commodity-linked derivatives in which certain Portfolios invest to not be considered qualifying income after June 30, 2006 for purposes of the 90% test described in the preceding paragraph. This revenue ruling limits the extent to which a Portfolio may receive income from such-commodity-linked derivatives after June 30, 2006 to a maximum of 10% of its gross income.

Because the Trust complies with the ownership restriction of Treas. Reg. Section 1.817-5(f) (no direct ownership by the public), each insurance company separate account will be treated as owning its proportionate share of the assets of any portfolio in which it invests, provided that the portfolio qualifies as a regulated investment company. Therefore, each portfolio intends and expects to meet the additional diversification requirements that are applicable to insurance company separate accounts under Subchapter L of the Code. These requirements generally provide that no more than 55% of the value of the assets of a portfolio may be represented by any one investment; no more than 70% by any two investments; no more than 80% by any three investments; and no more than 90% by any four investments. For these purposes, all securities of the same issuer are treated as a single investment and each United States government agency or instrumentality is treated as a separate issuer.

A portfolio may make investments that produce income that is not matched by a corresponding cash distribution to the portfolio, such as investments in pay-in-kind bonds or in obligations such as certain Brady Bonds and zero-coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price), or market discount (i.e., an amount equal to the excess of the stated redemption price at maturity of the security (appropriately adjusted if it also has original issue discount) over its basis immediately after it was acquired) if the portfolio elects to accrue market discount on a current basis. In addition, income may continue to accrue for Federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a portfolio and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a portfolio, such portfolio may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount bond, all or a portion of any deduction for any interest expense incurred to purchase or hold such bond may be deferred until such bond is sold or otherwise disposed.

Certain of the portfolios may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by a portfolio (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of a portfolio and defer recognition of certain of the portfolio's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a portfolio to "mark-to-market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause a portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirement and avoid the 4% excise tax. Each portfolio intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

Portfolios investing in foreign securities or currencies may be required to pay withholding or other taxes to foreign governments. Foreign tax withholding from dividends and interest, if any, is generally imposed at a rate between 10% and 35%. If a portfolio purchases shares in a "passive foreign investment company" (a "PFIC"), the portfolio may be subject to U.S. Federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the portfolio to its shareholders. Additional charges in the nature of interest may be imposed on the portfolio in respect of deferred taxes arising from such distributions or gains. If a portfolio were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the portfolio would be required to include in income each year a portion of the ordinary earnings and net capital gain of the qualified electing fund, even if not distributed to the portfolio. Alternatively, a portfolio can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the portfolio would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, a portfolio might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirements and would be taken into account for purposes of the 4% excise tax.

Additional Tax Considerations. If a portfolio failed to qualify as a regulated investment company, (i) owners of contracts based on the portfolio would be treated as owning shares of the portfolio (rather than their proportionate share of the assets of such portfolio) for purposes of the diversification requirements under Subchapter L of the Code, and as a result might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral, and (ii) the portfolio would incur regular corporate federal income tax on its taxable income for that year and be subject to certain distribution requirements upon requalification. In addition, if a portfolio failed to comply with the diversification requirements of the regulations under Subchapter L of the Code, owners of contracts based on the portfolio might be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by portfolios and it is intended that the portfolios will comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in a reduction in the return under a portfolio, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the portfolios might otherwise believe to be desirable.

Other Information. For more information regarding the tax implications for the purchaser of a variable annuity or life insurance contract who allocates investments to a portfolio of the Trust, please refer to the prospectus for the contract.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisors. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and Regulations are subject to change, possibly with retroactive effect.

                             REPORTS TO SHAREHOLDERS

     The financial statements of the Trust at December 31, 2005, are incorporated herein by reference from the Trust's most recent Annual Report to Shareholders filed with the SEC on Form N-CSR pursuant to Rule 30b2-1 under the Investment Company Act of 1940.

     The financial statements of the John Hancock Variable Series Trust I at December 31, 2004, are incorporated herein by reference from the John Hancock Variable Series Trust I's Annual Report to Shareholders for the year ended December 31, 2004 filed with the SEC on Form N-CSR pursuant to Rule 30b2-1 under the Investment Company Act of 1940.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The financial statements of the Trust at December 31, 2005, including the related financial highlights which appear in the Prospectus, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, as indicated in their report with respect thereto, and are included herein in reliance upon said report given on the authority of said firm as experts in accounting and auditing. PricewaterhouseCoopers LLP has offices at 125 High Street, Boston, MA 02110.

     The financial statements of the John Hancock Variable Series Trust I at December 31, 2004, including the related financial highlights for periods prior to January 1, 2005 which appear in the Prospectus, have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing. Ernst & Young LLP has offices at 200 Clarendon Street, Boston, MA 02116.

                                    CUSTODIAN

State Street Bank and Trust Company, ("State Street") 225 Franklin Street, Boston, Massachusetts 02110, currently acts as custodian and bookkeeping agent of all the Trust assets. State Street has selected various banks and trust companies in foreign countries to maintain custody of certain foreign securities. State Street is authorized to use the facilities of the Depository Trust Company, the Participants Trust Company and the book-entry system of the Federal Reserve Banks.

                                 CODE OF ETHICS

The Trust and the Distributor have each adopted a Code of Ethics that complies with Rule 17j-1 under the 1940 Act. The Code permits personnel subject to the Code to invest in securities including securities that may be purchased or held by the Trust.

                              PROXY VOTING POLICIES

The proxy voting policies of the Trust and Capital Research Management, Inc. are set forth below. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-moth period ended December 31, 2005 is available (1) without charge, upon request, by calling (800) 344-1029 (attention Gordon Shone) and (2) on the SEC's website at http://www.sec.gov.

                                   APPENDIX I
        INFORMATION REGARDING PORTFOLIO MANAGERS OF THE TRUST PORTFOLIOS

Compensation of investment professionals -- As described in the prospectus, the investment adviser uses a system of multiple portfolio counselors in managing mutual fund assets. In addition, Capital Research and Management Company's investment analysts may make investment decisions with respect to a portion of a fund's portfolio. Portfolio counselors and investment analysts are paid competitive salaries by Capital Research and Management Company. In addition, they receive bonuses based on their individual portfolio results. Investment professionals also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit-sharing will vary depending on the individual's portfolio results, contributions to the organization and other factors. In order to encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total returns over a four-year period to relevant benchmarks. For portfolio counselors, benchmarks include both measures of the marketplaces in which the relevant fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks include both relevant market measures and appropriate industry indexes reflecting their areas of expertise. Capital Research and Management Company also separately compensates analysts for the quality of their research efforts. The benchmarks against which American Funds Insurance Series portfolio counselors are measured include BLUE CHIP INCOME AND GROWTH FUND: S&P 500; Lipper Growth and Income Funds Index. BOND Fund: Lehman Brothers Aggregate Bond Index; Lipper High Current Yield Bond Funds Average; Credit Suisse First Boston High Yield Bond Index. GROWTH FUND: S&P 500; Lipper Growth Funds Index. GROWTH - INCOME FUND: S&P 500; Lipper Growth and Income Funds Index. INTERNATIONAL FUND: MSCI All Contry (ex U.S.) World Index; Lipper International Funds Index.

Portfolio Counselor Fund Holdings and Management of Other Accounts --

Portfolio counselors may also manage assets in other funds advised by Capital Research and Management Company or by its affiliates. Other managed accounts as of the end of American Funds Insurance Series' most recently completed fiscal year are listed below:

Other Accounts Managed by Portfolio Counselors as of December 31, 2005

                          Number of Other
                            Registered            Number of Other         Number of Other
                             Investment          Pooled Investment         Accounts that
                           Companies that     Vehicles that Portfolio   Portfolio Counselor
                        Portfolio Counselor      Counselor Manages       Manages (Assets of
                         Manages (Assets of      (Assets of PIVs in      other accounts in
PORTFOLIO COUNSELOR      RICs in billions)           billions)              billions)(4)
-------------------     -------------------   -----------------------   -------------------
James K. Dunton              2   $ 93.5                 None                    None
Donald D. O'Neal             2    207.7                 None                    None
Abner D. Goldstine           4     95.7                 None                    None
Claudia P. Huntington        4     46.2              1   $0.01                  None
Robert W. Lovelace           3    121.5              1    0.30                  None
David C. Barclay             4    101.8              5    1.06               13   $2.98
Donnalisa Barnum             1    128.3                 None                    None
Gordon Crawford              3    151.8              1    0.01                  None
Mark Dalzell                 2     25.9              3    0.43               19    4.27
J. Blair Frank               1     15.6                 None                    None
J. Dale Harvey               4    188.5                 None                    None
Alwyn W. Heong               2     77.1                 None                    None
Michael T. Kerr              2    156.4                 None                    None
Sung Lee                        None                    None                    None
Ronald B. Morrow             1     28.1                 None                    None
Robert G. O'Donnell          2     52.1                 None                    None
C. Ross Sappenfield          2    101.9                 None                    None

Potential Conflicts.

Capital Research and Management Company has adopted policies and procedures that address potential conflicts of interest that may arise between a portfolio counselor's management of the fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio counselor compensation and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, Capital Research and Management Company believes that all issues relating to potential material conflicts of interest involving the fund and its other managed funds and accounts have been addressed.

Ownership of Trust Shares. None of the Portfolio Counselors beneficially own any shares of the Trust.

                                   APPENDIX II

                                                      Adopted September 25, 2003

                               JOHN HANCOCK TRUST
                   (FORMERLY, MANUFACTURERS INVESTMENT TRUST)
                      PROXY VOTING POLICIES AND PROCEDURES

                                Table of Contents

I.   DELEGATION OF PROXY VOTING TO SUBADVISERS

          A.   DELEGATION

          B.   PROXY VOTING POLICIES AND PROCEDURES

          C.   Underlying Funds

II.  MATERIAL CONFLICTS OF INTEREST

III. PROCEDURES FOR SHAREHOLDERS/CONTRACT OWNERS TO OBTAIN PROXY VOTING POLICIES
     AND PROXY VOTING RECORD. DISCLOSURE OF PROXY VOTING PROCEDURES

          A.   DISCLOSURE OF PROCEDURES IN THE STATEMENT OF ADDITIONAL
               INFORMATION OF THE TRUST

          B.   DISCLOSURE IN ANNUAL AND SEMI-ANNUAL Report

          C.   FILING OF PROXY VOTING RECORD ON FORM N-PX

IV.  ANNUAL RENEWAL OF PROXY VOTING POLICIES AND PROCEDURES

                                     * * *

     I.   DELEGATION OF PROXY VOTING TO SUBADVISERS

          A.   DELEGATION

               The subadviser for each Trust portfolio shall vote all proxies relating to securities held by the portfolio and in that connection, and subject to any further policies and procedures contained herein, shall use proxy voting policies and procedures adopted by the subadviser in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940.

          B.   PROXY VOTING PROCEDURES

               Except as noted under I.C. below, the proxy voting policies and procedures for each Trust portfolio shall be the same as those used by the portfolio's subadviser to vote proxies for the Trust portfolio. The proxy voting policies and procedures of the subadviser to each Trust portfolio relating to voting proxies of each Trust portfolio it manages, as such policies and procedures may be amended from time to time (the "Subadviser Proxy Voting Procedures"), are hereby incorporated into these policies and procedures by reference.

          C.   UNDERLYING FUNDS

               With respect to voting proxies relating to the securities of an underlying fund held by a Trust portfolio in reliance on any one of Sections 12(d)(1)(E), (F) or (G) of the Investment Company Act of 1940, or to the extent disclosed in the Trust's registration statement, the subadviser for the Trust portfolio, or the Trust, will vote proxies in the same proportion as the vote of all other holders of such underlying fund securities, unless the Trust intends to seek voting instructions from the shareholders of the Trust portfolio, in which case the subadviser, or the Trust, will vote proxies in the same proportion as the instructions timely received from shareholders of the Trust portfolio.

     II.  MATERIAL CONFLICTS OF INTEREST

          If (1) the subadviser to any Trust portfolio knows that a vote presents a material conflict between the interests of (a) shareholders of the Trust portfolio and (b) the Trust's investment adviser, principal underwriter or any affiliated person of the Trust, its investment adviser or its principal underwriter, and (2) the subadviser does not propose to vote on the particular issue in the manner prescribed by its pre-determined proxy voting guidelines, then the subadviser will follow its conflict of interest procedures (as set forth in the subadviser's proxy voting policies and procedures) when voting such proxies.

          If the proxy voting policies and procedures of any subadviser indicate that, in the case of any conflict of interest between the interests of shareholders of a Trust portfolio and another party, the subadviser will abstain from voting or will request the Board of Trustees of the Trust to provide voting instructions, the subadviser shall not abstain or make such request but instead shall vote proxies, in its discretion, either as recommended by an independent third party or as the subadviser may determine in its reasonable judgment to be in the best interests of the shareholders of the Trust portfolio.

     III. PROCEDURES FOR SHAREHOLDERS/CONTRACT OWNERS TO OBTAIN PROXY VOTING POLICIES AND PROXY VOTING RECORD. DISCLOSURE OF PROXY VOTING PROCEDURES

          A. DISCLOSURE OF POLICIES AND PROCEDURES IN THE STATEMENT OF ADDITIONAL INFORMATION

               The Trust shall disclose in its Statement of Additional Information a summary of its Proxy Voting Policies and Procedures and of the Subadviser Proxy Voting Procedures included therein. (In lieu of including a summary of the procedures, the Trust may instead include the actual Subadviser Proxy Voting Procedures in the Statement of Additional Information.)

          B.   DISCLOSURE IN ANNUAL AND SEMI-ANNUAL REPORT

               The Trust shall disclose in its annual and semi-annual shareholder reports that:

               (a) a description of the Trust's proxy voting policies and procedures and (b) the Trust's proxy voting record for the most recent 12 month period ending June 30th, are available:

               1.   on the SEC's website, and

               2. without charge, upon request, by calling a specified toll-free telephone number. The Trust will send these documents within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

     II.  FILING OF PROXY VOTING RECORD ON FORM N-PX

          The Trust will annually file its complete proxy voting record with the SEC on Form N-PX. The Form N-PX shall be filed for the twelve month period ended June 30th no later than August 31st of each year.

     III. ANNUAL APPROVAL OF PROXY VOTING PROCEDURES

          The Trust's proxy voting policies and procedures shall be re-approved by the Trust's Board of Trustees at least annually.

The American Funds
Capital Research and Management Company

                            PROXY VOTING GUIDELINES

The following guidelines summarize the American Funds' internal operating procedures with respect to how the proxies of the companies held in the mutual fund portfolios are voted. These guidelines, which have been in effect for many years, are being publicly disclosed at this time in accordance with a U.S. Securities and Exchange Commission requirement that all investment companies (mutual funds) make public how they handle their proxy voting process.

SUMMARY

The American Funds and its investment adviser, Capital Research and Management Company ("CRMC"), are committed to acting in the best interests of the shareholders of the funds. We view proxies of companies held in the funds' portfolios as significant fund assets and proxy voting as an integral part of the investment process. These guidelines provide an important framework for analysis and decision-making; however, they are not exhaustive and do not address all potential issues. Even when an issue is addressed, flexibility is important so that all relevant facts and circumstances can be considered in connection with every vote. As a result, each proxy received is voted on a case-by-case basis. While we generally adhere to these guidelines we always consider the specific circumstances of each proposal. These are "guidelines" -- they are not "rules." Our voting process reflects our understanding of the company's business, its management and its relationship with shareholders over time. In all cases, we remain focused on the investment objectives and policies of the funds. As a matter of policy, we will not be influenced by outside sources or business relationships involving interests which conflict with those of the funds and their shareholders.

PROXY VOTING PROCESS

All U.S. proxies are voted. Non-U.S. proxies are also voted, provided there is sufficient time and information available. After a proxy is received, we prepare a summary of the proposals contained in the proxy. Voting recommendations and a discussion of any potential conflicts of interest are also included in the summary. The initial voting recommendation is generated by one or more investment analysts familiar with the industry, the particular company and the company's management. A second voting recommendation is made by a proxy coordinator (one of four investment professionals experienced in proxy-voting matters) based on knowledge of our guidelines and familiarity with proxy-related issues. The proxy summary and voting recommendations are then sent to the appropriate proxy voting committee for the final voting decision. Certain funds have established separate proxy committees that vote proxies or delegate to a voting officer the authority to vote on behalf of those funds. Proxies for all other funds are voted by CRMC's Investment Committee under delegated authority. (References to "proxy committees" include the CRMC Investment Committee and the individual fund proxy committees.) Therefore, if more than one fund invests in the same company, certain funds may vote differently on the same proposal.

SPECIAL REVIEW PROCEDURES

The analyst and proxy coordinator making voting recommendations are responsible for noting any potential material conflicts of interest. One example might be where a fund director is also a director of a company whose proxy is being voted. In such instances, proxy committee members are alerted to the potential conflict. The proxy committee may then elect to vote the proxy or seek a third-party recommendation or vote of an ad hoc group of committee members. In the event the proxy committee cannot vote in accordance with these guidelines and without the appearance of a material conflict of interest, then the proxy proposal will be presented to each affected fund's board for review.

GUIDELINES

The following guidelines are grouped according to types of proposals usually presented to shareholders in proxy statements.

                                DIRECTOR MATTERS

ELECTION OF DIRECTORS

We generally support the election of a company's nominees for director. In addition, we generally leave the choice of chairman to the board's discretion. We may, however, oppose all or some of the company's nominees, or support separating the CEO and chairman positions if we believe it to be in the best interest of shareholders.

CLASSIFIED BOARDS

A "classified" board is one that elects only a percentage of the board members each year (usually one-third of directors are elected to serve a three-year term). Generally we support proposals declassifying boards. We believe that declassification (the annual election of all directors) increases a board's sense of accountability to shareholders.

         ANTI-TAKEOVER PROVISIONS, SHAREHOLDER RIGHTS & REINCORPORATIONS

CUMULATIVE VOTING

Under cumulative voting, each shareholder has a number of votes equal to the number of shares owned multiplied by the number of directors up for election. A shareholder can cast all of his/her votes for a single director, thus allowing minority shareholders to elect a director. We generally support proposals for cumulative voting in order to promote management and board accountability and opportunity for leadership change.

CONFIDENTIAL VOTING

Allowing shareholders to vote anonymously may help large institutional shareholders avoid undue influence exerted by, or potential conflicts with companies other shareholders or third parties. We generally support proposals that allow for confidential voting.


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

SHAREHOLDER RIGHTS PLANS (COMMONLY CALLED "POISON PILLS")

Poison pills are a defense against unwelcome takeover offers. These plans allow shareholders (other than the shareholder making the unwelcome takeover offer) to purchase stock at significantly discounted prices under certain circumstances. The plans force would-be acquirers to negotiate with the board, giving the board an effective veto power over any offer. Poison pills can be detrimental to the creation of shareholder value and can help entrench management by thwarting or deterring acquisition offers that are not favored by the board but that may be beneficial to shareholders. We generally support the elimination of existing poison pills and proposals that would require shareholder approval to adopt prospective poison pills.

CHANGE OF CORPORATE DOMICILE

     - Reincorporation within the U.S.: We generally leave the state domicile decision to the discretion of company management and its board.

     - Reincorporation outside the U.S.: We generally do not support a change of corporate domicile from the U.S. to another country where the probable intent is to avoid U.S. taxes.

ELIMINATION OF ACTION BY WRITTEN CONSENT

The shareholder right to act by written consent (without calling a formal meeting of shareholders) can be a powerful tool for shareholders especially in a proxy fight. We generally oppose proposals that would prevent shareholders from taking action without a formal meeting and, in some instances, take away the shareholder's right to call a special meeting.

                                 CAPITALIZATION

AUTHORIZATION OF NEW COMMON SHARES

We support reasonable increases in authorized shares when the company has articulated a need (for example, a stock split or recapitalization). Even so, we are aware that new shares may dilute the ownership interest of shareholders. Consequently, we generally oppose proposals that would more than double the number of authorized shares.

AUTHORIZATION OF BLANK CHECK PREFERRED SHARES

"Blank check" preferred shares give the board complete discretion to set terms (including voting rights). Such shares may have voting rights far in excess of those held by common stockholders. We generally oppose proposals that allow a board to issue preferred shares without prior shareholder approval, as well as proposals that allow the board to set the terms and voting rights of preferred shares at their discretion. A request for preferred shares where the voting rights are equal to existing common stock shares, however, would generally be supported.


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

                         COMPENSATION AND BENEFIT PLANS

OPTION PLANS

Option plans are complicated and many factors are considered when evaluating a plan. No factor is determinative; the proxy committees weigh each plan based on protecting shareholder interests and our historical knowledge of the company and its management. Some considerations include:

     - Pricing: We believe options should be priced at 100% of fair market value on the date they are granted (the price shareholders would pay on the open market). We do not generally support options priced at a discount to the market.

     - Repricing: An "out-of-the-money" option is an option whose exercise price is higher than the current price of the stock. We generally have not supported replacing "out-of-the-money" options with new options at a lower exercise price (generally known as "repricing") because it is not consistent with the purpose of offering options as compensation.

     - Dilution: Dilution is the reduction of voting power, and/or economic interests of existing shareholders due to an increase in shares available for distribution to company employees in lieu of cash compensation. We consider several kinds of dilution: the historical annual dilution of the current plan, the potential dilution of the proposed plan and the cumulative dilution of all option plans. We tend to oppose plans that result in "excessive" dilution for existing shareholders. Acceptable dilution levels are not rigidly defined, but will be a function of: (i) the stage of the company's lifecycle (embryonic to mature), (ii) the size of the company in terms of market capitalization, (iii) the historical growth rate of sales and earnings and (iv) to a lesser degree, extenuating circumstances related to the company's industry. In addition, greater dilution can be tolerated when options are awarded to all employees, instead of limiting awards to top-level management. We generally oppose evergreen plans (which provide for an annual increase of shares available for award without future shareholder approval).

RESTRICTED STOCK PLANS

We support restricted stock plans when such grants replace cash compensation without increasing the historical cash award and when the amount of restricted stock available for distribution represents a reasonable percentage of overall equity awards.

NON-EMPLOYEE DIRECTOR COMPENSATION

We generally support equity-based compensation for non-employee directors that aligns their interests with shareholders. Such plans must be reasonable in size, have fair market value option grants and not create excess total compensation (subject to the same limitations as executive incentive plans). We also review the mix of options or stock awards to cash compensation. We believe that compensation packages should be structured to attract, motivate and retain qualified directors. However, excessive board compensation can undermine the board's independence.


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

EMPLOYEE STOCK PURCHASE PLANS

These plans are designed to allow employees to purchase stock at a discount price and to receive favorable tax treatment when the stock is sold. In many cases, the price is 85% of the market value of the stock. These plans are broad-based and have relatively low caps on the amount of stock that may be purchased by a single employee. We generally support these types of plans.

             SHAREHOLDER PROPOSALS REGARDING EXECUTIVE COMPENSATION

CAPS ON EXECUTIVE PAY

In general, we oppose shareholder proposals that seek to set limits on executive compensation because competitive compensation packages are necessary to attract, motivate and retain executives. Shareholder proposals on this issue tend to specify arbitrary compensation criteria.

REQUESTS FOR ADDITIONAL DISCLOSURE CONCERNING EXECUTIVE PAY

In general, we oppose shareholder requests for disclosure beyond regulatory requirements. We believe that additional disclosure is often unwarranted and costly and can have other disadvantages. We also believe that the current regulatory requirements for disclosure of executive compensation are appropriate.

PERFORMANCE-BASED SENIOR EXECUTIVE STOCK OPTION GRANTS

From time to time, shareholder proposals attempt to link performance-based options to an industry or peer group index rather than the market as a whole. Generally, we support the concept of linking pay to the company's stock performance. However, we typically do not support shareholder requests to link stock option grants to the performance of a specific peer group or an industry index, but prefer that compensation committees retain the flexibility to propose an appropriate index.

OTHER EXECUTIVE PAY RESTRICTIONS OR FREEZES

We decide these issues based on whether they are in the interests of shareholders. Such proposals include: terminating the company's option or restricted stock programs; freezing executive pay during periods of large layoffs; establishing a maximum ratio between the highest paid executive and lowest paid employee; and linking executive pay to social criteria.

EXPENSING OF STOCK OPTIONS ON THE COMPANY'S FINANCIAL STATEMENTS

We generally support shareholder proposals to expense stock options. While we acknowledge that there currently is no uniform methodology for expensing options, we believe that such expensing is appropriate. Among other things, we believe that expensing presents a more accurate picture of the company's financial results, and that companies will be more conservative when granting options if the awards are an expense item.

EXECUTIVE SEVERANCE AGREEMENTS ("GOLDEN PARACHUTES")

Generally, we support proposals that require shareholder approval of executive severance agreements, largely because of the trend toward excessive severance benefits (known as "golden parachutes"). If an executive leaves for reasons related to poor performance, allowing a generous "parting gift" seems contrary to good corporate governance.

                           OTHER SHAREHOLDER PROPOSALS

SOCIAL ISSUES

When evaluating social proposals relating to issues such as human rights, labor and employment, the environment, and smoking and tobacco, decisions are made on a case-by-case basis. We consider each of these proposals based on the impact to the company's shareholders, the specific circumstances at each individual company, and the current policies and practices of the company.

                                NON-U.S. ISSUERS

We vote non-U.S. proxies whenever practicable, and considering the benefits of voting against the costs. While the procedures for non-U.S. proxies are similar to those of U.S. proxies, we utilize an expedited review process for these proxies. This is because we typically receive proxies from non-U.S. companies just prior to the meeting, although progress has been made in increasing the amount of time given to consider and cast a vote. In addition, certain countries impose restrictions on the ability of shareholders to sell shares during the proxy voting period. We may choose, due to liquidity issues, not to subject shares to such restrictions and thus may not vote some shares.

Votes are based on predetermined guidelines for each country and type of proposal. Also, an analyst is consulted whenever the issue is not a standard one. Proxy summaries are prepared and circulated to the proxy committees if there is sufficient time and information available. We make a special effort to prepare summaries for proxies that contain controversial issues. In voting non-U.S. proxies, we take into consideration differences in practice, regulations and the laws of the various countries. We generally will abstain from voting when there is not sufficient information to allow an informed decision.


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